UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Golub Capital Investment Corporation
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GOLUB CAPITAL BDC, INC.
666 Fifth Avenue, 18th Floor
New York, NY 10103
MERGER PROPOSED — YOUR VOTE IS VERY IMPORTANT
July 15, 2019
Dear Stockholder:
You are cordially invited to attend the Special Meeting of Stockholders (the “GBDC Special Meeting”) of Golub Capital BDC, Inc. (“GBDC”), to be held on September  4, 2019 at 8:00 a.m., Eastern Time, at the offices of Golub Capital LLC, located at 666 Fifth Avenue, New York, New York.
The notice of special meeting and joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the GBDC Special Meeting. At the GBDC Special Meeting, you will be asked to:
(i)
approve an amendment to the certificate of incorporation of GBDC to increase the number of authorized shares of capital stock from 101,000,000 shares to 201,000,000 shares, consisting of 200,000,000 shares of GBDC common stock, par value $0.001 per share (“GBDC Common Stock”), and 1,000,000 shares of preferred stock, par value $0.001 per share (such proposal is referred to herein as the “Certificate of Incorporation Amendment Proposal”);

(ii)
approve the issuance of shares of GBDC Common Stock, pursuant to the Agreement and Plan of Merger dated as of November 27, 2018 (as amended, the “Merger Agreement”) by and among GBDC, Fifth Ave Subsidiary Inc., a wholly owned subsidiary of GBDC (“Merger Sub”), Golub Capital Investment Corporation, a Maryland corporation (“GCIC”), GC Advisors LLC (“GC Advisors”), and, for certain limited purposes, Golub Capital LLC (such proposal is referred to herein as the “Merger Stock Issuance Proposal”), which proposal is contingent upon approval of the Certificate of Incorporation Amendment Proposal; and

(iii)
approve the amendment of the investment advisory agreement between GBDC and GC Advisors (as amended, the “New Investment Advisory Agreement”) on the terms described in the accompanying proxy statement, including to convert the incentive fee cap to a per share calculation and to exclude certain purchase accounting adjustments resulting from the Merger from the calculation of the income incentive fee and the incentive fee cap as discussed herein (such proposal is referred to herein as the “Advisory Agreement Amendment Proposal”), which proposal is contingent upon approval of each of the Certificate of Incorporation Amendment Proposal and the Merger Stock Issuance Proposal.

Closing of the Merger (as defined below) is contingent upon GBDC stockholder approval of all of the above proposals and certain other closing conditions. If the Merger does not close, then the New Investment Advisory Agreement will not go into effect, even if approved by the GBDC stockholders.
GBDC and GCIC are proposing a combination of both companies by a merger and related transactions pursuant to the Merger Agreement in which Merger Sub would merge with and into GCIC with GCIC continuing as the surviving company (the “Initial Merger”). Immediately following the Initial Merger, GCIC, as the surviving company, would merge with and into GBDC with GBDC continuing as the surviving company (the Initial Merger and the subsequent merger referred to collectively herein as the “Merger”). The New Investment Advisory Agreement would take effect upon the closing of the Merger.
Subject to the terms and conditions of the Merger Agreement, if the Merger is completed, each holder of GCIC common stock, par value $0.001 per share (“GCIC Common Stock”), issued and outstanding immediately prior to the effective time of the Merger will have the right to receive, for each share of GCIC Common Stock, 0.865 shares of GBDC Common Stock (the “Exchange Ratio”), provided, that the number of shares of GBDC Common Stock to be received (the “Merger Consideration”) shall be subject to adjustment if, between the date of the Merger Agreement and the effective time of the Merger, the respective outstanding shares of GBDC Common Stock or GCIC Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be declared with a record date within such period.
The market value of the Merger Consideration will fluctuate with changes in the market price of GBDC Common Stock. We urge you to obtain current market quotations of GBDC Common Stock. GBDC Common Stock trades on The Nasdaq Global Select Market (the “Nasdaq”) under the ticker symbol “GBDC.” The following table shows the closing sale price of GBDC Common Stock, as reported on the Nasdaq on November 26, 2018, the last trading day before the execution of the Merger Agreement.
GBDC Common Stock
Closing Nasdaq Sales Price at November 26, 2018	$18.57

Your vote is extremely important.   At the GBDC Special Meeting, you will be asked to vote on the Certificate of Incorporation Amendment Proposal, the Merger Stock Issuance Proposal and the Advisory Agreement Amendment Proposal. Approval of the Certificate of Incorporation Amendment Proposal requires the affirmative vote of at least a majority of the outstanding shares of GBDC Common Stock. The approval of the Merger Stock Issuance Proposal requires the affirmative vote of at least a majority of the votes cast by holders of GBDC Common Stock at a meeting at which a quorum is present. The approval of the Advisory Agreement Amendment Proposal requires the approval of a “majority of the outstanding voting securities” of GBDC. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a “majority of the outstanding voting securities” of GBDC is the lesser of: (1) 67% of the GBDC Common Stock at the GBDC Special Meeting if the holders of more than 50% of the outstanding shares of GBDC Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of GBDC Common Stock.
Abstentions and broker non-votes (which occur when a beneficial owner does not instruct its broker, bank or other institution or nominee holding its shares of GBDC Common Stock on its behalf) will not be included in determining the number of votes cast, and, as a result, will have no effect on the outcome of the Merger Stock Issuance Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against each of the Certificate of Incorporation Amendment Proposal and the Advisory Agreement Amendment Proposal.
After careful consideration, the board of directors of GBDC, including, after separate meetings and discussion, all of the independent directors, unanimously recommends that GBDC stockholders vote “FOR” each of the Certificate of Incorporation Amendment Proposal, the Merger Stock Issuance Proposal and the Advisory Agreement Amendment Proposal.
It is very important that your shares be represented at the GBDC Special Meeting. Even if you plan to attend the meeting in person, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in this joint proxy statement/prospectus and on the enclosed proxy card. We encourage you to vote via the Internet, if possible, as it saves us significant time and processing costs. Your vote and participation in the governance of GBDC are very important to us.
This joint proxy statement/prospectus describes the GBDC Special Meeting, the Merger, the documents related to the Merger (including the Merger Agreement), the proposed amendment to the GBDC certificate of incorporation, the New Investment Advisory Agreement and other related matters that GBDC stockholders ought to know before voting on the Certificate of Incorporation Amendment Proposal, the Merger Stock Issuance Proposal and the Advisory Agreement Amendment Proposal and should be retained for future reference. Please carefully read this entire document, including “Risk Factors” beginning on page 26, for a discussion of the risks relating to the Merger. GBDC files annual, quarterly and current reports, proxy statements and other information about itself with the SEC. GBDC maintains a website at http://www.golubcapitalbdc.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available on or through its website. You may also obtain such information, free of charge, and make shareholder inquiries by contacting GBDC at 666 Fifth Avenue, 18th Floor, New York, New York 10103, Attention: Investor Relations, or by calling collect at (212) 750-6060. The SEC also maintains a website at http://www.sec.gov that contains such information.
Sincerely yours,
/s/ David B. Golub
David B. Golub
Chief Executive Officer
Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of the shares of GBDC Common Stock to be issued under this joint proxy statement/prospectus or determined if this joint proxy statement/prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This joint proxy statement/prospectus is dated July 15, 2019 and it is first being mailed or otherwise delivered to GBDC stockholders on or about July 17, 2019.
Golub Capital BDC, Inc. 666 Fifth Avenue, 18th Floor New York, NY 10103 (212) 750-6060	Golub Capital Investment Corporation 666 Fifth Avenue, 18th Floor New York, NY 10103 (212) 750-6060

GOLUB CAPITAL BDC, INC.
666 Fifth Avenue, 18th Floor
New York, NY 10103
(212) 750-6060
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On September 4, 2019
Notice is hereby given to the owners of shares of common stock (the “GBDC Stockholders”) of Golub Capital BDC, Inc. (“GBDC”) that:
A Special Meeting of Stockholders (the “GBDC Special Meeting”) of GBDC will be held at the offices of Golub Capital LLC, located at 666 Fifth Avenue, New York, New York, on September 4, 2019 at 8;00 a.m., Eastern Time, for the following purposes:
1.
To approve an amendment to the GBDC certificate of incorporation to increase the number of authorized shares of capital stock from 101,000,000 shares to 201,000,000 shares, consisting of 200,000,000 shares of GBDC common stock, par value $0.001 per share (“GBDC Common Stock”), and 1,000,000 shares of preferred stock, par value $0.001 per share (the “Certificate of Incorporation Amendment Proposal”); and

2.
Contingent upon approval of the Certificate of Incorporation Amendment Proposal, to approve the issuance of shares of GBDC Common Stock pursuant to the Agreement and Plan of Merger dated as of November 27, 2018 (as amended, the “Merger Agreement”) by and among GBDC, Fifth Ave Subsidiary Inc., a wholly owned subsidiary of GBDC (“Merger Sub”), Golub Capital Investment Corporation, a Maryland corporation (“GCIC”), GC Advisors LLC (“GC Advisors”), and, for certain limited purposes, Golub Capital LLC (such proposal is referred to herein as the “Merger Stock Issuance Proposal”); and

3.
Contingent upon approval of each of the Certificate of Incorporation Amendment Proposal and the Merger Stock Issuance Proposal, to approve the amendment of the investment advisory agreement between GBDC and GC Advisors (as amended, the “New Investment Advisory Agreement”) on the terms described in the accompanying proxy statement, including to convert the incentive fee cap to a per share calculation and to exclude certain purchase accounting adjustments resulting from the Merger from the calculation of the income incentive fee and the incentive fee cap as discussed herein (such proposal is referred to herein as the “Advisory Agreement Amendment Proposal”).

Closing of the Merger is contingent upon GBDC stockholder approval of all of the above proposals and certain other closing conditions. If the Merger does not close, then the New Investment Advisory Agreement will not go into effect, even if approved by the GBDC stockholders.
The GBDC board of directors, including, AFTER SEPARATE MEETINGS AND DISCUSSION, ALL of the independent directors, has unanimously approved each of the Merger Agreement and related transactions (the “Merger”), THE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL, THE MERGER STOCK ISSUANCE PROPOSAL, and the Advisory Agreement amendment Proposal and unanimously recommends that GBDC stockholders vote “FOR” each of CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL, the Merger Stock Issuance Proposal and the Advisory Agreement Amendment Proposal.
Enclosed is a copy of the joint proxy statement/prospectus and the proxy card. You have the right to receive notice of, and to vote at, the GBDC Special Meeting if you were a GBDC Stockholder of record at the close of business on July 12, 2019. Whether or not you expect to be present in person at the GBDC Special Meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or authorize your proxy via the Internet or telephone. Instructions are shown on the proxy card.
Your vote is extremely important to GBDC. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the GBDC Special Meeting, the GBDC Special Meeting may be adjourned in order to permit further solicitation of proxies by GBDC.

The amendment to the GBDC certificate of incorporation to be adopted to increase the authorized shares of capital stock of GBDC is described in more detail in this joint proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. Attached to this joint proxy statement/prospectus is a copy of the Amendment to the GBDC Certificate of Incorporation as Annex A.
The Merger and the Merger Agreement are each described in more detail in this joint proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. Attached to this joint proxy statement/prospectus is a copy of the Merger Agreement, including the First Amendment and the Second Amendment to the Merger Agreement, as Annex B.
The Advisory Agreement Amendment Proposal is described in more detail in this joint proxy statement/prospectus, which you should read carefully and in its entirety before authorizing a proxy to vote. Attached to this joint proxy statement/prospectus is a copy of the New Investment Advisory Agreement as Annex C.
By Order of the Board of Directors,
/s/ Joshua M. Levinson
Joshua M. Levinson
Secretary
July 15, 2019
This is an important meeting. To ensure proper representation at the meeting, please promptly authorize a proxy over the Internet or by telephone, or execute and return the accompanying proxy card, which is being solicited by the GBDC board of directors. Instructions are shown on the proxy card. Authorizing a proxy is important to ensure a quorum at the GBDC Special Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the GBDC Special Meeting and voting in person.
Important notice regarding the availability of proxy materials for the GBDC Special Meeting, GBDC’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

GOLUB CAPITAL INVESTMENT CORPORATION
666 Fifth Avenue, 18th Floor
New York, NY 10103
July 15, 2019
Dear Stockholder:
You are cordially invited to attend the Special Meeting of Stockholders (the “GCIC Special Meeting”) of Golub Capital Investment Corporation, a Maryland corporation (“GCIC”), to be held on September 4, 2019 at 8:00 a.m., Eastern Time, at the offices of Golub Capital LLC, located at 666 Fifth Avenue, New York, New York.
The notice of special meeting and joint proxy statement/prospectus accompanying this letter provide an outline of the business to be conducted at the GCIC Special Meeting. At the GCIC Special Meeting, you will be asked to approve the merger of GCIC with and into Fifth Ave Subsidiary Inc. (“Merger Sub”), a wholly-owned subsidiary of Golub Capital BDC, Inc. (“GBDC”), with GCIC as the surviving company, pursuant to the Agreement and Plan of Merger dated as of November 27, 2018 (as amended, the “Merger Agreement”) by and among GBDC, Merger Sub, GCIC, GC Advisors LLC (“GC Advisors”), and, for certain limited purposes, Golub Capital LLC (such proposal is referred to herein as the “Merger Proposal”).
The Merger Agreement provides for a combination of GCIC and GBDC via a merger and related transactions in which Merger Sub would merge with and into GCIC with GCIC continuing as the surviving company (the “Initial Merger”). Immediately following the Initial Merger, in a subsequent merger, the surviving company would merge with and into GBDC with GBDC continuing as the surviving company (the Initial Merger, together with the subsequent merger, the “Merger”). An amended investment advisory agreement between GBDC and GC Advisors (the “New Investment Advisory Agreement”) would take effect upon the closing of the Merger. Closing of the Merger is contingent upon GBDC stockholder approval of each of an amendment to GBDC’s certificate of incorporation to increase the authorized capital stock of GBDC, the issuance of shares of common stock, par value $0.001 per share, of GBDC (“GBDC Common Stock”), pursuant to the Merger Agreement, and the New Investment Advisory Agreement, as well as certain other closing conditions.
Subject to the terms and conditions of the Merger Agreement, if the Initial Merger is completed, each holder of GCIC common stock, par value $0.001 per share (“GCIC Common Stock”), issued and outstanding immediately prior to the effective time of the Initial Merger will have the right to receive, for each share of GCIC Common Stock, 0.865 shares (the “Exchange Ratio”) of GBDC Common Stock, provided, that the number of shares of GBDC Common Stock to be received (the “Merger Consideration”) shall be subject to adjustment if, between the date of the Merger Agreement and the effective time of the Initial Merger, the respective outstanding shares of GBDC Common Stock or GCIC Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be declared with a record date within such period.
The value of the Merger Consideration will fluctuate with changes in the market price of GBDC Common Stock. We urge you to obtain current market quotations of GBDC Common Stock. GBDC Common Stock trades on The Nasdaq Global Select Market (“Nasdaq”) under the ticker symbol “GBDC.” The following table shows the closing sale price of GBDC Common Stock, as reported on the Nasdaq on November 26, 2018, the last trading day before the execution of the Merger Agreement.
GBDC Common Stock
Closing Nasdaq Sales Price at November 26, 2018	$18.57
The holders of at least a majority of GCIC’s outstanding shares must be present at the GCIC Special Meeting in order for the Merger Proposal to be voted upon. The approval of the Merger Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of GCIC Common Stock entitled to vote at the GCIC Special Meeting.
Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Merger Proposal.
GCIC’s board of directors, including, after separate meetings and discussion, all of the independent directors, unanimously recommends that GCIC stockholders vote FOR the Merger Proposal. No other business is expected to be presented at the GCIC Special Meeting.

It is very important that your shares be represented at the GCIC Special Meeting. Even if you plan to attend the meeting in person, we urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in this joint proxy statement/prospectus and on the enclosed proxy card. We encourage you to vote via the Internet, if possible, as it saves us significant time and processing costs. Your vote and participation in the governance of GCIC are very important to us.
Sincerely yours, /s/ David B. Golub David B. Golub President and Chief Executive Officer.
This joint proxy statement/prospectus is dated July 15, 2019 and it is first being mailed or otherwise delivered to GCIC stockholders on or about July 17, 2019.
Golub Capital BDC, Inc. 666 Fifth Avenue, 18th Floor New York, NY 10103 (212) 750-6060	Golub Capital Investment Corporation 666 Fifth Avenue, 18th Floor New York, NY 10103 (212) 750-6060

GOLUB CAPITAL INVESTMENT CORPORATION
666 Fifth Avenue, 18th Floor
New York, NY 10103
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 4, 2019
Notice is hereby given to the owners of shares of common stock (the “GCIC Stockholders”) of Golub Capital Investment Corporation, a Maryland corporation (“GCIC”), that:
A Special Meeting of Stockholders (the “GCIC Special Meeting”) of GCIC will be held at the offices of Golub Capital LLC, located at 666 Fifth Avenue, New York, New York, on September 4, 2019 at 8:00 a.m., Eastern Time, for the purpose of approving the merger of GCIC with and into Fifth Ave Subsidiary Inc. (“Merger Sub”), a wholly-owned subsidiary of Golub Capital BDC, Inc. (“GBDC”), with GCIC as the surviving company (the “Initial Merger”), pursuant to the Agreement and Plan of Merger dated as of November 27, 2018 (as amended, the “Merger Agreement”) by and among GBDC, Merger Sub, GCIC, GC Advisors LLC (“GC Advisors”), and, for certain limited purposes, Golub Capital LLC. The Initial Merger will be followed immediately by the merger of GCIC with and into GBDC, with GBDC surviving the second merger (collectively with the Initial Merger, the “Merger”). Subject to the terms and conditions of the Merger Agreement, if the Initial Merger is completed, each holder of shares of GCIC common stock, par value $0.001 per share (“GCIC Common Stock”), issued and outstanding immediately prior to the effective time of the Initial Merger will have the right to receive, in respect of each share of GCIC Common Stock, 0.865 shares of GBDC common stock, par value $0.001 per share (“GBDC Common Stock”), provided, that the number of shares of GBDC Common Stock to be received shall be subject to adjustment if, between the date of the Merger Agreement and the effective time of the Initial Merger, the respective outstanding shares of GBDC Common Stock or GCIC Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be declared with a record date within such period.
Enclosed is a copy of the joint proxy statement/prospectus and the proxy card. You have the right to receive notice of, and to vote at, the GCIC Special Meeting if you were a GCIC Stockholder of record at the close of business on July 12, 2019. Whether or not you expect to be present in person at the GCIC Special Meeting, please sign the enclosed proxy and return it promptly in the envelope provided, or authorize your proxy via the Internet or telephone. Instructions are shown on the proxy card.
Your vote is extremely important to us. In the event there are not sufficient votes for a quorum or to approve the proposal at the time of the GCIC Special Meeting, the GCIC Special Meeting may be adjourned in order to permit further solicitation of proxies by GCIC.
THE GCIC BOARD OF DIRECTORS, INCLUDING, AFTER SEPARATE MEETINGS AND DISCUSSION, ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MERGER PROPOSAL.
By Order of the Board of Directors,
/s/ Joshua M. Levinson
Joshua M. Levinson
Secretary
July 15, 2019

This is an important meeting. To ensure proper representation at the meeting, please promptly authorize a proxy over the Internet or by telephone, or execute and return the accompanying proxy card, which is being solicited by the GCIC board of directors. Instructions are shown on the proxy card. Authorizing a proxy is important to ensure a quorum at the GCIC Special Meeting. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or a subsequently executed proxy, or by attending the GCIC Special Meeting and voting in person.

Important notice regarding the availability of proxy materials for the GCIC Special Meeting, GCIC’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

i

ii

ABOUT THIS DOCUMENT
This document, which forms part of a registration statement on Form N-14 filed with the U.S. Securities and Exchange Commission (the “SEC”) by GBDC (File No. 333-228998), constitutes a prospectus of GBDC under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of GBDC Common Stock to be issued to GCIC stockholders as required by the Merger Agreement.
This document also constitutes joint proxy statements of GBDC and GCIC under Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). It also constitutes a notice of meeting with respect to: (1) the GBDC Special Meeting, at which GBDC stockholders will be asked to vote upon the Certificate of Incorporation Amendment Proposal, the Merger Stock Issuance Proposal and the Advisory Agreement Amendment Proposal; and (2) the GCIC Special Meeting, at which GCIC stockholders will be asked to vote on the Merger Proposal.
You should rely only on the information contained in this joint proxy statement/prospectus. No one has been authorized to provide you with information that is different from that contained in this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated July 15, 2019. You should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than that date. Neither the mailing of this joint proxy statement/prospectus to GBDC stockholders or GCIC stockholders nor the issuance of GBDC Common Stock in connection with the Merger will create any implication to the contrary.
This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.
Except where the context otherwise indicates, information contained in this joint proxy statement/prospectus regarding GBDC has been provided by GBDC and information contained in this joint proxy statement/prospectus regarding GCIC has been provided by GCIC.
When used in this document, unless otherwise indicated in this document or the context otherwise requires:
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“Administration Agreement” refers to the administration agreement by and between GBDC and the Administrator;

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“Administrator” refers to Golub Capital LLC, a Delaware limited liability company, an affiliate of GC Advisors and the administrator of GBDC and GCIC;

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“Current GBDC Investment Advisory Agreement” refers to the Second Amended and Restated Investment Advisory Agreement, dated August 4, 2014, by and between GBDC and GC Advisors;

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“Determination Date” refers to an agreed upon date no more than 48 hours (excluding Sundays and holidays) prior to the closing of the Initial Merger;

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“Effective Time” refers to the effective time of the Initial Merger;

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“GBDC” refers to Golub Capital BDC, Inc. and, where applicable, its consolidated subsidiaries;

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“GBDC Board” refers to the board of directors of GBDC;

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“GBDC Independent Directors” refers to the independent members of the GBDC Board in their capacity as such;

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“GC Advisors” refers to GC Advisors LLC, the investment adviser to GBDC and GCIC;

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“GCIC” refers to Golub Capital Investment Corporation and, where applicable, its consolidated subsidiaries;

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“GCIC Administration Agreement” refers to the Administration Agreement by and between GCIC and the Administrator;

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“GCIC Board” refers to the board of directors of GCIC;

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“GCIC Independent Directors” refers to the independent members of the GCIC Board in their capacity as such;

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“GCIC Investment Advisory Agreement” refers to the Investment Advisory Agreement, dated as of December 31, 2014, by and between GCIC and GC Advisors;

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“Golub Capital” refers, collectively, to the activities and operations of Golub Capital LLC (formerly Golub Capital Management LLC), which entity employs all of Golub Capital’s investment professionals, GC Advisors and associated investment funds and their respective affiliates;

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“Initial Merger” refers to the merger of Merger Sub with and into GCIC, with GCIC as the surviving company;

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“KBW” refers to Keefe, Bruyette & Woods, Inc., the financial advisor to the GBDC Independent Directors (in their collective capacity as such);

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“Merger” refers to the Initial Merger, together with, unless the context otherwise requires, the Subsequent Merger;

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“Merger Agreement” refers to the Agreement and Plan of Merger, dated November 27, 2018, by and among GBDC, Merger Sub, GCIC, GC Advisors, and, for certain limited purposes, the Administrator, as amended by the First Amendment to the Agreement and Plan of Merger, dated December 21, 2018, by and among GBDC, Merger Sub, GCIC, GC Advisors, and the Administrator and the Second Amendment to the Agreement and Plan of Merger, dated July 11, 2019, by and among GBDC, Merger Sub, GCIC, GC Advisors, and the Administrator;

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“Merger Sub” refers to Fifth Ave Subsidiary Inc., a wholly owned subsidiary of GBDC;

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“NAV” refers to net asset value;

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“New Investment Advisory Agreement” refers to the proposed Third Amended and Restated Investment Advisory Agreement by and between GBDC and GC Advisors;

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“Subsequent Merger” refers to the merger of GCIC, as the surviving company of the Initial Merger, with and into GBDC, with GBDC as the surviving company;

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“UBS” refers to UBS Securities LLC, the financial advisor to the GCIC Independent Directors;

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“2010 Debt Securitization” refers to the $350.0 million term debt securitization that GBDC completed on July 16, 2010, amended on October 20, 2016 and redeemed on July 20, 2018, in which Golub Capital BDC 2010-1 LLC, a Delaware limited liability company (“LLC”) and GBDC’s indirect subsidiary (the “2010 Issuer”) issued an aggregate of  $350.0 million of notes (the “2010 Notes”), including $205.0 million of Class A-Refi 2010 Notes, which bore interest at a rate of three-month London Interbank Offered Rate (“LIBOR”) plus 1.90%, $10.0 million of Class B-Refi 2010 Notes, which bore interest at a rate of three-month LIBOR plus 2.40%, and $135.0 million face amount of Subordinated 2010 Notes that did not bear interest;

•
“2014 Debt Securitization” refers to the $402.6 million term debt securitization that GBDC completed on June 5, 2014, as most recently amended on March 23, 2018, in which Golub Capital BDC CLO 2014 LLC, a Delaware LLC and GBDC’s direct subsidiary (the “2014 Issuer”), issued an aggregate of  $402.6 million of notes (the “2014 Notes”) including $191.0 million of Class A-1-R 2014 Notes, which bear interest at a rate of three-month LIBOR, plus 0.95%, $20.0 million of Class A-2-R 2014 Notes, which bear interest at a rate of three-month LIBOR plus 0.95%, $35.0 million of Class B-R 2014 Notes, which bear interest at a rate of three-month LIBOR plus 1.40%, $37.5 million of Class C-R 2014 Notes, which bear interest at a rate of three-month LIBOR plus 1.55%, and $119.1 million of membership interests that do not bear interest;

•
“2018 Debt Securitization” refers to the $602.4 million term debt securitization that GBDC completed on November 16, 2018, in which Golub Capital BDC CLO III LLC, a Delaware LLC and GBDC’s indirect subsidiary (the “2018 Issuer”), issued an aggregate of  $602.4 million of notes (the “2018 Notes”), including $327.0 million of Class A 2018 Notes, which bear interest at a rate of three-month LIBOR, plus 1.48%, $61.2 million of Class B 2018 Notes, which bear interest at a rate of three-month LIBOR plus 2.10%, $20.0 million of Class C-1 2018 Notes, which bear interest at a rate of three-month LIBOR plus 2.80%, $38.8 million of Class C-2 2018 Notes, which bear interest at a rate of three-month LIBOR plus 2.65%, $42.0 million of Class D 2018 Notes, which bear interest at a rate of three-month LIBOR plus 2.95%, and $113.4 million of Subordinated 2018 Notes that do not bear interest;

•
“GBDC Credit Facility” refers to the amended and restated senior secured revolving credit facility that Golub Capital BDC Funding LLC, a Delaware LLC and GBDC’s direct subsidiary (“GBDC Funding”), originally entered into on July 21, 2011 and terminated on February 4, 2019, with Wells Fargo Securities, LLC, as administrative agent, and Wells Fargo Bank, N.A., as lender and collateral agent, that allowed for borrowing up to $170 million and that bore interest at a rate of one-month LIBOR plus 2.15% per annum through the reinvestment period, which would have ended on September 20, 2019, and would have matured on September 21, 2023;

•
“MS Credit Facility” refers to the amended senior secured credit facility that the 2010 Issuer originally entered into on July 20, 2018 and terminated on November 16, 2018, with Morgan Stanley Bank, N.A., as lender, Morgan Stanley Senior Secured Funding, Inc. as administrative agent, and U.S. Bank National Association, as collateral agent for the administrative agent and the lenders, that allowed for borrowing up to $450 million and that bore interest at a rate of one-month LIBOR plus 1.90% per annum through the reinvestment period, which would have ended on January 18, 2019, and would have matured on March 20, 2019;

•
“MS Credit Facility II” refers to the senior secured revolving credit facility that Golub Capital BDC Funding II LLC, a Delaware LLC and GBDC’s direct, wholly-owned, consolidated subsidiary (“GBDC Funding II”), entered into on February 1, 2019, with Morgan Stanley Senior Funding, Inc., as the administrative agent, each of the lenders from time to time party thereto, each of the securitization subsidiaries from time to time party thereto, and Wells Fargo Bank, N.A., as collateral agent, account bank, and collateral custodian, that currently allows borrowing up to $200 million. The revolving period under the MS Credit Facility II will continue through February 1, 2021 unless there is an earlier termination or event of default, and the MS Credit Facility II has a scheduled maturity date of February 1, 2024. During the revolving period, borrowings under the MS Credit Facility II and, after any ramp-up period (as defined in the MS Credit Facility II), any undrawn amount under the MS Credit Facility II in excess of 35% of the maximum principal amount of the MS Credit Facility II (up to 65% of the maximum principal amount), will bear interest at the applicable base rate plus 2.05%. Following expiration of the revolving period, the interest rate on outstanding borrowings under the MS Credit Facility II will reset to the applicable base rate plus 2.55% for the remaining term of the MS Credit Facility II. The base rate under the MS Credit Facility II is (i) the one-month LIBOR with respect to any advances denominated in U.S. dollars or U.K. pound sterling, (ii) the one-month Euro Interbank Offered Rate (“EURIBOR”) with respect to any advances denominated in euros, and (iii) the one-month Canadian Dollar Offered Rate with respect to any advances denominated in Canadian dollars;

•
“Revolving Credit Facilities” refers collectively to, prior to its termination on February 4, 2019, the GBDC Credit Facility, prior to its termination on November 16, 2018, the MS Credit Facility and the MS Credit Facility II, and each a “Revolving Credit Facility”;

•
“DB Credit Facility” refers to the senior secured revolving credit facility that GCIC Funding II LLC, a Delaware LLC and GCIC’s direct, wholly-owned consolidated subsidiary (“GCIC Funding II”), entered into on December 31, 2018, with GCIC, as equityholder and as servicer, Deutsche Bank AG, New York Branch, as facility agent, the other agents parties thereto, each of the entities from time to time party thereto as securitization subsidiaries and Wells Fargo

Bank, National Association, as collateral agent and as collateral custodian, that as of March 31, 2019 allows for borrowing up to $250.0 million and that bears interest at a rate of the applicable base rate plus 1.90% per annum through the reinvestment period, which continues through December 31, 2021. Following expiration of the reinvestment period, the interest rate on outstanding borrowings under the DB Credit Facility will reset to the applicable base rate plus 2.00% for the remaining term of the DB Credit Facility, which is scheduled to mature on December 31, 2024. The base rate under the DB Credit Facility is (i) the three-month Canadian Dollar Offered Rate with respect to any advances denominated in Canadian dollars, (ii) the three-month EURIBOR with respect to any advances denominated in euros, (iii) the three-month Bank Bill Swap Rate with respect to any advances denominated in Australian dollars and (iv) the three-month London Interbank Offered Rate with respect to any other advances;
•
“GCIC 2016 Debt Securitization” refers to the $410.1 million term debt securitization that GCIC completed on August 16, 2016 and redeemed on December 13, 2018, in which Golub Capital Investment Corporation CLO 2016(M) LLC, a Delaware LLC and GCIC’s direct subsidiary (the “GCIC 2016 Issuer”) issued notes (the “GCIC 2016 Notes”), consisting of  $220.0 million of Aaa/AAA Class A GCIC 2016 Notes, which bore interest at a rate of three-month LIBOR plus 2.15%, $32.5 million of Aa1 Class B GCIC 2016 Notes which bore interest at a rate of three-month LIBOR plus 3.00%, $42.3 million Class C GCIC 2016 Notes, which bore interest at a rate of three-month LIBOR plus 3.10%, and $28.6 million Class D GCIC 2016 Notes, which bore interest at a rate of three-month LIBOR plus 3.25%, and $86.7 million of LLC equity interests that did not bear interest;

•
“GCIC Credit Facility” refers to the senior secured revolving credit facility that GCIC Funding LLC, a Delaware LLC and GCIC’s direct subsidiary (“GCIC Funding”), originally entered into on October 10, 2014 with Wells Fargo Securities, LLC, as administrative agent, and Wells Fargo Bank, N.A., as lender, as most recently amended on May 29, 2019, that as of March 31, 2019 and May 29, 2019 allowed for borrowing up to $200.0 million and $300.0 million, respectively, and that bears interest at a rate of one-month LIBOR plus 2.00% per annum through the maturity date, March 31, 2024;

•
“GCIC 2018 Debt Securitization” refers to the $908.2 million term debt securitization that GCIC completed on December 13, 2018, in which GCIC CLO II LLC, a Delaware LLC and GCIC’s indirect subsidiary (the “GCIC 2018 Issuer”) issued notes (the “GCIC 2018 Notes”), consisting of approximately $490.0 million of AAA(sf)/AAAsf Class A-1 GCIC 2018 Notes, which bear interest at the three-month LIBOR plus 1.48%; $38.5 million of AAA(sf) Class A-2 GCIC 2018 Notes, which bear interest at a fixed interest rate of 4.665%; $18.0 million of AA(sf) Class B-1 GCIC 2018 Notes, which bear interest at the three-month LIBOR plus 2.25%; $27.0 million of AA(sf) Class B-2 GCIC 2018 Notes, which bear interest at the three-month LIBOR plus 1.75%; $95.0 million of A(sf) Class C GCIC 2018 Notes, which bear interest at the three-month LIBOR plus 2.30%; $60.0 million of BBB-(sf) Class D GCIC 2018 Notes, which bear interest at the three-month LIBOR plus 2.75% (with the Class A-1, A-2, B-1, B-2 and C GCIC 2018 Notes, referred to collectively as the “Secured GCIC 2018 Notes”); and $179.7 million of Subordinated GCIC 2018 Notes, which do not bear interest; and

•
“SMBC Revolver” refers to the revolving credit facility that GCIC entered into on May 17, 2018 with Sumitomo Mitsui Banking Corporation, as administrative agent, sole lead arranger and sole manager as amended, which, as of March 31, 2019, permitted up to $44.4 million in borrowings, that bore interest, at GCIC’s election, at a rate of either one-month LIBOR plus 1.50% per annum or prime through the maturity date. On May 3, 2019, GCIC entered into an amendment to the SMBC Revolver to extend the maturity date from May 17, 2019 to August 17, 2019.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETINGS AND THE MERGER
The questions and answers below highlight only selected information from this joint proxy statement/prospectus. They do not contain all of the information that may be important to you. You should read carefully this entire document to fully understand the Merger Agreement and the transactions contemplated thereby (including the Merger) and the voting procedures for each of the GBDC Special Meeting and the GCIC Special Meeting.
Questions and Answers about the Special Meetings
Q:
Why am I receiving these materials?

A:
GBDC is furnishing these materials in connection with the solicitation of proxies by GBDC’s board of directors (the “GBDC Board”) for use at the special meeting of GBDC stockholders to be held at 8:00 a.m., Eastern Time, on September 4, 2019 at the offices of Golub Capital LLC, located at 666 Fifth Avenue, New York, New York, and any adjournments or postponements thereof  (the “GBDC Special Meeting”).

GCIC is furnishing these materials in connection with the solicitation of proxies by GCIC’s board of directors (the “GCIC Board”) for use at the special meeting of GCIC stockholders to be held at 8:00 a.m., Eastern Time, on September 4, 2019 at the offices of Golub Capital LLC, located at 666 Fifth Avenue, New York, New York, and any adjournments or postponements thereof  (the “GCIC Special Meeting”).
This joint proxy statement/prospectus and the accompanying materials are being mailed on or about July 17, 2019 to stockholders of record of GBDC and GCIC described below and are available at www.proxyvote.com.
Q:
What items will be considered and voted on at the GBDC Special Meeting?

A:
At the GBDC Special Meeting, GBDC stockholders will be asked to approve (i) an amendment to the GBDC certificate of incorporation to increase the number of authorized shares of capital stock from 101,000,000 shares to 201,000,000 shares, consisting of 200,000,000 shares of GBDC common stock, par value $0.001 per share (“GBDC Common Stock”), and 1,000,000 shares of preferred stock, par value $0.001 per share (such proposal, the “Certificate of Incorporation Amendment Proposal”) (ii) the issuance of the shares of GBDC Common Stock pursuant to the Merger Agreement (such proposal, the “Merger Stock Issuance Proposal”), which proposal is contingent upon approval of the Certificate of Incorporation Amendment Proposal, and (iii) approval of a new investment advisory agreement between GBDC and GC Advisors to take effect upon closing of the Merger (such proposal, the “Advisory Agreement Amendment Proposal”), which proposal is contingent upon approval of each of the Certificate of Incorporation Amendment Proposal and the Merger Stock Issuance Proposal.

Q:
What items will be considered and voted on at the GCIC Special Meeting?

A:
At the GCIC Special Meeting, GCIC stockholders will be asked to approve the Initial Merger and the Merger Agreement (such proposal, the “Merger Proposal”).

Q:
How does the GBDC Board recommend voting on the proposals at the GBDC Special Meeting?

A:
The GBDC Board, including, after separate meetings and discussion, the GBDC Independent Directors, has unanimously approved the Merger Agreement, including the Merger and the related transactions, and the New Investment Advisory Agreement. The GBDC Board, including each of the GBDC Independent Directors, has unanimously approved the amendment to the GBDC certificate of incorporation to increase the authorized capital stock of GBDC and has declared such amendment to be advisable and directed that the amendment be submitted to the stockholders of GBDC for approval at the GBDC Special Meeting. The GBDC Board, including each of the GBDC Independent Directors, recommends that GBDC stockholders vote “FOR” each of the Certificate of Incorporation Proposal, the Merger Stock Issuance Proposal and the Advisory Agreement Amendment Proposal.

Q:
How does the GCIC Board recommend voting on the Merger Proposal at the GCIC Special Meeting?

A:
The GCIC Board, including, after separate meetings and discussion, the GCIC Independent Directors, has unanimously approved the Initial Merger and the Merger Agreement and recommends that GCIC stockholders vote “FOR” the Merger Proposal.

Q:
If I am a GBDC stockholder, what is the “Record Date” and what does it mean?

A:
The record date for the GBDC Special Meeting is July 12, 2019 (the “GBDC Record Date”). The GBDC Record Date is established by the GBDC Board, and only holders of record of shares of GBDC Common Stock at the close of business on the GBDC Record Date are entitled to receive notice of the GBDC Special Meeting and vote at the GBDC Special Meeting. As of the GBDC Record Date, there were 60,715,756 shares of GBDC Common Stock outstanding.

Q:
If I am a GCIC stockholder, what is the “Record Date” and what does it mean?

A:
The record date for the GCIC Special Meeting is July 12, 2019 (the “GCIC Record Date”). The GCIC Record Date is established by the GCIC Board, and only holders of record of shares of GCIC common stock, par value $0.001 per share (“GCIC Common Stock”) at the close of business on the GCIC Record Date are entitled to receive notice of the GCIC Special Meeting and vote at the GCIC Special Meeting. As of the GCIC Record Date, there were 78,053,988.796 shares of GCIC Common Stock outstanding.

Q:
If I am a GBDC stockholder, how many votes do I have?

A:
Each share of GBDC Common Stock held by a holder of record as of the GBDC Record Date has one vote on each matter to be considered at the GBDC Special Meeting.

Q:
If I am a GCIC stockholder, how many votes do I have?

A:
Each share of GCIC Common Stock held by a holder of record as of the GCIC Record Date has one vote on each matter to be considered at the GCIC Special Meeting.

Q:
If I am a GBDC stockholder, how do I vote?

A:
A GBDC stockholder may vote in person at the GBDC Special Meeting or by proxy in accordance with the instructions provided below. A GBDC stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•
By Internet:    Log on to www.proxyvote.com, or scan the Quick Response Code or “QR Code” on your proxy card.

•
By telephone:    (800) 690-6903 to reach a toll-free, automated touchtone voting line, or (844) 804-1641 Monday through Friday 9:00 a.m. until 9:00 p.m. Eastern Time to reach a toll-free, live operator line.

•
By mail:   You may vote by proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 5:00 p.m., Eastern Time, on September 3, 2019.

•
In person:   You may vote in person at the GBDC Special Meeting by requesting a ballot when you arrive. If your shares of GBDC Common Stock are held through a broker and you attend the GBDC Special Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the GBDC Special Meeting.

Important notice regarding the availability of proxy materials for the GBDC Special Meeting. GBDC’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.
Q:
If I am a GCIC stockholder, how do I vote?

A:
A GCIC stockholder may vote in person at the GCIC Special Meeting or by proxy in accordance with the instructions provided below. A GCIC stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.

•
By Internet:    Log on to www.proxyvote.com.

•
By telephone:    (888) 227-9349 to reach a toll-free, automated touchtone voting line, or (866) 416-0565 Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time to reach a toll-free, live operator line.

•
By mail:   You may authorize a proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 5:00 p.m., Eastern Time, on September 3, 2019.

•
In person:   You may vote in person at the GCIC Special Meeting by requesting a ballot when you arrive. If your shares of GCIC Common Stock are held through a broker and you attend the GCIC Special Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the GCIC Special Meeting.

Important notice regarding the availability of proxy materials for the GCIC Special Meeting. GCIC’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.
Q:
What if a GBDC stockholder does not specify a choice for a matter when authorizing a proxy?

A:
All properly executed proxies representing shares of GBDC Common Stock received prior to the GBDC Special Meeting will be voted in accordance with the instructions marked thereon. If a proxy card is signed and returned without any instructions marked, the shares of GBDC Common Stock will be voted “FOR” the Certificate of Incorporation Amendment Proposal, “FOR” the Merger Stock Issuance Proposal and “FOR” the Advisory Agreement Amendment Proposal.

Q:
What if a GCIC stockholder does not specify a choice for a matter when authorizing a proxy?

A:
All properly executed proxies representing shares of GCIC Common Stock at the GCIC Special Meeting will be voted in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares of GCIC Common Stock will be voted “FOR” the Merger Proposal.

Q:
If I am a GBDC stockholder, how can I change my vote or revoke a proxy?

A:
You may revoke your proxy and change your vote by giving notice at any time before your proxy is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the GBDC Special Meeting, by attending the GBDC Special Meeting and voting in person, or by a notice, provided in writing and signed by you, delivered to GBDC’s Secretary on any business day before the date of the GBDC Special Meeting.
Q:
If I am a GCIC stockholder, how can I change my vote or revoke a proxy?

A:
You may revoke your proxy and change your vote by giving notice at any time before your proxy is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the GCIC Special Meeting, by attending the GCIC Special Meeting and voting in person, or by a notice, provided in writing and signed by you, delivered to GCIC’s Secretary on any business day before the date of the GCIC Special Meeting.

Q:
If my shares of GBDC Common Stock or GCIC Common Stock, as applicable, are held in a broker-controlled account or in “street name,” will my broker vote my shares for me?

A:
No. You should follow the instructions provided by your broker on your voting instruction form. It is important to note that your broker will vote your shares only if you provide instructions on how you would like your shares to be voted at the applicable special meeting.

Q:
What constitutes a “quorum” for the GBDC Special Meeting?

A:
The presence at the GBDC Special Meeting, in person or by proxy, of the holders of a majority of the shares of GBDC Common Stock outstanding on the GBDC Record Date will constitute a quorum. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes. If there are not enough votes for a quorum, the presiding officer or GBDC stockholders who are represented in person or by proxy may vote to adjourn the GBDC Special Meeting to permit the further solicitation of proxies.

If there appear not to be enough votes for a quorum or to approve the proposals at the GBDC Special Meeting, the GBDC Special Meeting may also be adjourned for such periods as the presiding officer of the GBDC Special Meeting shall direct. The holders of a majority of the votes entitled to be cast by the GBDC stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the GBDC Special Meeting from time to time without notice other than announcement at the GBDC Special Meeting. Joshua M. Levinson and Ross A. Teune are the persons named as proxy and will vote proxies held by one of them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.
If sufficient votes in favor of any of the proposals to be considered at the GBDC Special Meeting have been received at the time of the GBDC Special Meeting, the applicable proposal or proposals will be acted upon and such action will be final, regardless of any subsequent adjournments to consider other proposals.
Q:
What constitutes a “quorum” for the GCIC Special Meeting?

A:
The presence at the GCIC Special Meeting, in person or by proxy, of stockholders entitled to cast a majority of votes entitled to be cast at the GCIC Special Meeting will constitute a quorum. If there are not enough votes for a quorum, the chairman of the meeting may adjourn the GCIC Special Meeting to permit the further solicitation of proxies.

If there appears not to be enough votes for a quorum or to approve the proposals at the GCIC Special Meeting, the chairman of the GCIC Special Meeting shall have the power to conclude or adjourn the GCIC Special Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the GCIC Special Meeting.

Q:
What vote is required to approve each of the proposals at the GBDC Special Meeting?

A:
The affirmative vote of the holders of a majority of the outstanding shares of GBDC Common Stock entitled to vote at the GBDC Special Meeting is required for approval of the Certificate of Incorporation Amendment Proposal. Abstentions and broker non-votes will have the effect of a vote “against” this proposal.

The affirmative vote of the holders of a majority of the votes cast by GBDC stockholders at the Special Meeting in person or by proxy is required for approval of the Merger Stock Issuance Proposal (meaning that the number of shares voted “for” the proposal must exceed the number of shares voted “against” such proposal). Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.
The affirmative vote of  “a majority of the outstanding voting securities” of GBDC Common Stock is required to approve the Advisory Agreement Amendment Proposal. Under the Investment Company Act of 1940, as amended (the “1940 Act”), a “majority of the outstanding voting securities” of GBDC is the lesser of: (1) 67% of the GBDC Common Stock at the GBDC Special Meeting if the holders of more than 50% of the outstanding shares of GBDC Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of GBDC Common Stock. Abstentions and broker non-votes will have the effect of a vote “against” this proposal.
Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the meeting. Each of the Certificate of Incorporation Amendment Proposal, the Merger Stock Issuance Proposal and the Advisory Agreement Amendment Proposal is a non-routine matter for GBDC. As a result, if a GBDC stockholder hold shares in “street name” through a broker, bank or other nominee, the broker, bank or nominee will not be permitted to exercise voting discretion with respect to either the Certificate of Incorporation Amendment Proposal, the Merger Stock Issuance Proposal or the Advisory Agreement Amendment Proposal. As a result, abstentions and broker non-votes will have no effect on the outcome of the Merger Stock Issuance Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against each of the Certificate of Incorporation Amendment Proposal and the Advisory Agreement Amendment Proposal.
Q:
What vote is required to approve each of the proposals being considered at the GCIC Special Meeting?

A:
The affirmative vote of the holders of outstanding shares of GCIC Common Stock entitled to cast a majority of votes entitled to be cast at the GCIC Special Meeting is required to approve the Merger Proposal.

Abstentions and broker non-votes will have the effect of a vote “against” this proposal.
Q:
What will happen if all of the proposals being considered at the GBDC Special Meeting and the GCIC Special Meeting are not approved by the required vote?

A:
As discussed in more detail in this joint proxy statement/prospectus, closing of the Merger is conditioned on, among other things, (i) approval of the Certificate of Incorporation Amendment Proposal, the Merger Stock Issuance Proposal and the Advisory Agreement Amendment Proposal by GBDC stockholders at the GBDC Special Meeting, (ii) approval of the Merger Proposal by GCIC stockholders at the GCIC Special Meeting, and (iii) the receipt of any required regulatory and other approvals.

If the Certificate of Incorporation Amendment Proposal is approved by the requisite vote of GBDC stockholders, the amendment to the GBDC certificate of incorporation will be filed with the Delaware Secretary of State regardless of the results of the voting on the other proposals at the GBDC Special Meeting. If the Certificate of Incorporation Amendment Proposal is not approved by the GBDC stockholders, then the Merger will not close. If the Merger Stock Issuance Proposal is not approved by the GBDC stockholders, then the Merger will not close. If the Advisory Agreement Amendment

Proposal is not approved by the GBDC stockholders and the closing condition in the Merger Agreement in respect of such approval is not waived by the parties to the Merger Agreement, then the Merger will not close. If the Merger Proposal is not approved by the GCIC stockholders, then the Merger will not close.
If the Merger does not close because either the GBDC stockholders or the GCIC stockholders do not approve the applicable proposals or any of the other conditions to the closing of the Merger are not satisfied or waived, each of GBDC and GCIC will continue to operate pursuant to the current agreements in place for each, including, in the case of GBDC, the Current GBDC Investment Advisory Agreement, and each of GBDC’s and GCIC’s respective directors and executive officers will continue to serve as its directors and officers, respectively, until their successors are duly elected and qualified or their resignation.
Q:
How will the final voting results be announced?

A:
Preliminary voting results will be announced at each special meeting. Final voting results will be published by GBDC and GCIC in a current report on Form 8-K within four business days after the date of the GBDC Special Meeting and the GCIC Special Meeting, respectively.

Q:
Will GBDC and GCIC incur expenses in soliciting proxies?

A:
GBDC and GCIC will equally bear the cost of preparing, printing and mailing this joint proxy statement/prospectus and the applicable accompanying Notice of Special Meeting of Stockholders and proxy card. GBDC and GCIC intend to use the services of GC Advisors to aid in the distribution and collection of proxy votes. GBDC and GCIC expect to pay market rates for such services. No additional compensation will be paid to directors, officers or regular employees for such services. GBDC has also retained Broadridge Investor Communication Solutions Inc. to assist in the solicitation of proxies for an estimated fee of approximately $100,000, plus out-of-pocket expenses.

For more information regarding expenses related to the Merger, see “Questions and Answers about the Merger — Who is responsible for paying the expenses relating to completing the Merger?’”
Q:
What does it mean if I receive more than one proxy card?

A:
Some of your shares of GBDC Common Stock or GCIC Common Stock, as applicable, may be registered differently or held in different accounts. You should authorize a proxy to vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted.

Q:
Are the proxy materials available electronically?

A:
In accordance with regulations promulgated by the SEC, GBDC and GCIC have made the registration statement (of which this joint proxy statement/prospectus forms a part), the applicable Notice of Special Meeting of Stockholders and the applicable proxy card available to stockholders of GBDC and GCIC on the Internet. Stockholders may (i) access and review the proxy materials of GBDC and GCIC, as applicable, (ii) authorize their proxies, as described in “The GBDC Special Meeting — Voting of Proxies” and “The GCIC Special Meeting — Voting of Proxies” and/or (iii) elect to receive future proxy materials by electronic delivery via the Internet address provided below.

The registration statement (of which this joint proxy statement/prospectus forms a part), each Notice of Special Meeting of Stockholders and each proxy card are available at www.proxyvote.com.
Q:
Will my vote make a difference?

A:
Yes. Your vote is needed to ensure the proposals can be acted upon. Your vote is very important. Your immediate response will help avoid potential delays and may save significant additional expenses associated with soliciting stockholder votes.

Q:
Whom can I contact with any additional questions?

A:
If you are a GBDC stockholder or a GCIC stockholder, you can contact GBDC’s or GCIC’s Investor Relations Departments at the below contact information with any additional questions:

Golub Capital BDC, Inc. or Golub Capital Investment Corporation
Investor Relations
666 Fifth Avenue, 18th Floor
New York, New York 10103
(212) 750-6060
Q:
Where can I find more information about GBDC and GCIC?

A:
You can find more information about GBDC and GCIC in the documents described under the caption “Where You Can Find More Information.”

Q:
What do I need to do now?

A:
We urge you to read carefully this entire document, including its annexes. You should also review the documents referenced under “Where You Can Find More Information” and consult with your accounting, legal and tax advisors.

Questions and Answers about the Merger
Q:
What will happen in the Initial Merger and Subsequent Merger?

A:
GCIC will be the surviving company of the Initial Merger and will continue its existence as a corporation under the laws of the State of Maryland until the Subsequent Merger. As of the effective time of the Merger (the “Effective Time”), the separate corporate existence of Merger Sub will cease. Immediately after the Effective Time, pursuant to the Subsequent Merger, the surviving company will merge with and into GBDC, with GBDC as the surviving entity.

Q:
What will GCIC stockholders receive in the Merger?

A:
Each GCIC stockholder will be entitled to receive, for each share of GCIC Common Stock, 0.865 shares of GBDC Common Stock (the “Exchange Ratio”); provided, that the number of shares of GBDC Common Stock to be received by GCIC stockholders (the “Merger Consideration”) will be subject to adjustment solely to the extent described below.

Q:
How was the Exchange Ratio determined and what impact will a change in the market price of GBDC Common Stock have on the Merger Consideration to be received by GCIC stockholders?

A:
The GBDC Independent Directors and GCIC Independent Directors determined the exchange ratio, taking into account advice from their respective independent financial and legal advisors. The independent directors of both boards considered a range of exchange ratios that they believed would be acceptable with respect to each company. The overlap of these acceptable ranges, in terms of premiums to GCIC’s NAV as of September 30, 2018, was a 5 – 7.5% premium. The independent directors of both boards of directors considered the benefits of the transaction to each company and determined that an exchange ratio corresponding to a 6.25% premium to GCIC’s September 30, 2018 NAV, was fair to the stockholders of each company. That 6.25% premium to GCIC’s September 30, 2018 NAV was then adjusted to 7.05% to reflect the $0.12 special distribution declared by the GBDC Board but not paid until after establishing the Exchange Ratio. The final Exchange Ratio of 0.865 shares of GBDC Common Stock for each share of GCIC Common Stock was calculated based on the 7.05% premium to GCIC’s NAV per share as of September 30, 2018 and the closing market price of GBDC Common Stock on the Nasdaq of  $18.57 on November 26, 2018, the last trading day prior to execution of the Merger Agreement, which market price represented an approximately 15% premium to GBDC’s NAV per share of  $16.10 as of September 30, 2018, the most recent date as of which GBDC had calculated its NAV per share. Both boards of directors considered whether the exchange ratio should be a fixed exchange ratio or a floating exchange ratio. The GBDC Independent Directors considered that a fixed exchange ratio, as compared to a floating exchange ratio, could help establish a fixed accretion to GBDC NAV upon closing of the Merger. The GCIC Independent Directors considered that a fixed exchange ratio would permit GCIC stockholders to benefit from any possible share price appreciation of GBDC Common Stock between announcement and closing of the Merger. With a fixed exchange ratio, any change in the market price of GBDC Common Stock prior to completion of the Merger will affect the market value of the Merger Consideration that GCIC stockholders will receive upon completion of the Merger, and GCIC stockholders will not know or be able to calculate the market price of the Merger Consideration they would receive upon completion of the Merger at the time of the GCIC Special Meeting. In addition, if the market price of GBDC Common Stock were to decrease such that the product of the Exchange Ratio and the greater of  (i) the closing market price and (ii) the NAV per share of the GBDC Common Stock is less than the NAV per share of GCIC Common Stock the conditions to closing of the Initial Merger would not be satisfied, and the Merger would not close, even if all of the proposals considered at the GBDC Special Meeting and the GCIC Special Meeting were approved by the stockholders of GBDC and GCIC, respectively. As of July 2, 2019, the closing market price of GBDC Common Stock on the Nasdaq was $17.73, which market price represented an approximately 11% premium to GBDC’s NAV per share of  $15.95 as of March 31, 2019, the most recent date as of which GBDC had calculated its NAV per share.
Q:
Is the Exchange Ratio subject to any adjustment?

A:
Yes. The Exchange Ratio will be adjusted only if, between the date of the Merger Agreement and the effective time of the Merger, the respective outstanding shares of GBDC Common Stock or GCIC Common Stock has been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities has been declared with a record date within such period.

Q:
Who is responsible for paying the expenses relating to completing the Merger?

A:
In general, all fees and expenses incurred in connection with the Merger will be paid by the person incurring such fees and expenses, whether or not the Merger is consummated. However, GBDC and GCIC will equally bear the costs and expenses of printing and mailing this joint proxy statement/prospectus, all filing and other fees paid to the SEC in connection with the Merger, all filings and other fees in connection with any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and the fees and expenses of legal services to GCIC, GBDC and Merger Sub in connection with the Merger Agreement and the transactions contemplated thereby. See “Description of the Merger Agreement — Expenses and Fees.” It is anticipated that GBDC will bear expenses of approximately $2.8 million in connection with the Merger ($0.8 million of which has been paid by GBDC as of March 31, 2019), and GCIC will bear expenses of approximately $2.8 million in connection with the Merger (of which approximately $0.6 million has been paid by GCIC as of March 31, 2019).

Q:
Will I receive dividends after the Merger?

A:
Subject to applicable legal restrictions and the sole discretion of the GBDC Board, GBDC intends to declare and pay regular cash distributions to its stockholders on a quarterly basis. The GBDC Board intends to increase GBDC’s quarterly dividend to $0.33 per share after closing of the Merger; provided that the GBDC Board reserves the right to revisit this intention if market conditions or GBDC’s prospects meaningfully change. For a history of the dividends and distributions paid by GBDC since September 30, 2016, see “Market Price, Dividend and Distribution Information — GBDC.” The amount and timing of past dividends and distributions are not a guarantee of any future dividends or distributions, or the amount thereof, the payment, timing and amount of which will be determined by the GBDC Board and depend on GBDC’s cash requirements, its financial condition and earnings, contractual restrictions, legal and regulatory considerations and other factors. See “Golub Capital BDC, Inc. Dividend Reinvestment Plan” for additional information regarding GBDC’s dividend reinvestment plan.

Following the Effective Time, the record holders of shares of GCIC Common Stock will be entitled to receive dividends or other distributions declared by the GBDC Board with a record date after the

Effective Time theretofore payable with respect to the whole shares of GBDC Common Stock represented by such shares of GCIC Common Stock. For a history of the dividends and distributions paid by GCIC since September 30, 2016, see “Market Price, Dividend and Distribution Information  — GCIC.”
Q:
Is the Merger subject to any third-party consents?

A:
Under the Merger Agreement, GBDC and GCIC have agreed to cooperate with each other and use their reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to obtain as promptly as practicable all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement, including the Merger, in the most expeditious manner practicable. As of the date of this joint proxy statement/prospectus, GBDC and GCIC believe that, subject to the satisfaction of certain conditions, they have obtained all necessary third-party consents other than stockholder approval and derivative counterparty consents. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Merger.

Q:
How does GBDC’s investment objective and strategy differ from GCIC’s?

A:
The investment objectives and strategies of GBDC and GCIC are identical. The investment objective of each of GBDC and GCIC is to generate current income and capital appreciation by investing primarily in one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans and that are often referred to by other middle-market lenders as unitranche loans) and other senior secured loans of middle-market companies that are, in most cases, sponsored by private equity firms. GBDC may also selectively invest in second lien and subordinated loans of, and warrants and minority equity securities in, U.S. middle-market companies. GBDC and GCIC each use the term “middle-market” to generally refer to companies having earnings before interest, taxes, depreciation and amortization (“EBITDA”) of less than $100.0 million annually.

As a result of these commonalities, GC Advisors does not anticipate any significant portfolio repositioning in connection with the Merger.
Q:
How do the distribution procedures, purchase procedures, redemption procedures and exchange rights of GBDC differ from those of GCIC?

A:
GBDC and GCIC have substantially identical distribution, purchase and redemption procedures. Neither GBDC nor GCIC offers exchange rights with respect to its common stock, and neither GBDC nor GCIC has the right to redeem its common stock. Shares of GBDC Common Stock trade on the Nasdaq under the symbol “GBDC.” Shares of GCIC Common Stock are not listed on a national stock exchange. From time to time, GBDC may offer shares of its securities in public offerings registered under the Securities Act, and each of GBDC and GCIC may offer its respective securities in private placements in reliance on an exemption from the registration requirements of the Securities Act. Both GBDC and GCIC have adopted “opt out” dividend reinvestment plans, which provide for the reinvestment of the applicable entity’s distributions on behalf of its stockholders unless a stockholder elects to receive such distributions in cash. GBDC anticipates that the combined company will maintain the distribution, purchase and redemption procedures of GBDC following the closing of the Merger.

Q:
How will the combined company be managed following the Merger?

A:
GBDC and GCIC have the same directors and officers. The directors of GBDC immediately prior to the Subsequent Merger will remain the directors of GBDC and will hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. The officers of GBDC immediately prior to the Subsequent Merger will remain the officers of GBDC and will hold office until their respective successors are duly appointed and qualify, or their earlier death, resignation or removal. Following the Subsequent Merger, GC Advisors will continue to be the investment adviser of GBDC and the New Investment Advisory Agreement will be effective at the Effective Time if the Advisory Agreement Amendment Proposal is approved by GBDC stockholders.
Q:
How will the base management fee and incentive fees change under the New Investment Advisory Agreement?

A:
Base Management Fee.   The base management fee payable under the New Investment Advisory Agreement will not change from the base management fee payable under the Current GBDC Investment Advisory Agreement. In addition, the base management fee under the New Investment Advisory Agreement is calculated in the same manner as the base management fee payable under the GCIC Investment Advisory Agreement would be calculated following a Liquidity Event.

As described more fully in “GBDC Proposal 3: Approval of Advisory Agreement Amendment Proposal,” the New Investment Advisory Agreement would not change the calculation of the capital gain incentive fee or the rates of the incentive fees payable under the Current GBDC Investment Advisory Agreement. The New Investment Advisory Agreement would (i) change the calculation of the cap on incentive fees from an aggregate calculation under the Current GBDC Investment Advisory Agreement to a per share calculation under the New Investment Advisory Agreement and (ii) exclude any amounts resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger, such as the premium to net asset value to be paid for the shares of GCIC Common Stock in the Merger, from the calculation of the income component of incentive fees and from the calculation of the incentive fee cap.
Income Incentive Fee.   Other than the adjustment to exclude any amounts resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger from the calculation of the income incentive fee, the incentive fee on income calculated under the New Investment Advisory Agreement is the same as the corresponding calculation under the Current GBDC Investment Advisory Agreement. As described more fully in “Accounting Treatment of the Merger,” we expect to amortize the purchase premium resulting from purchase accounting for the premium paid in the Merger that is allocated to the investments in loan securities acquired from GCIC over the life of such loans through interest income in accordance with generally accepted accounting principles in the United States of America (‘‘GAAP’’). This amortization does not result in a decrease to net earnings from operations recognized by GBDC following the Merger as any decrease to net investment income is offset with a corresponding reversal of the unrealized depreciation on the GCIC loans acquired. The adjustment to exclude amounts resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger from the income component of the incentive fee would result in higher incentive fees payable under the New Investment Advisory Agreement as compared to the Current GBDC Investment Advisory Agreement. However, excluding amounts recognized as a result of the purchase accounting for any acquisition of assets in a merger when calculating the income incentive fee aligns with the economic reality of the Merger in which GBDC stockholders will garner NAV appreciation post-closing, and GCIC stockholders receive liquid common stock consideration at a premium to the NAV of their illiquid GCIC Common Stock.
Incentive Fee Cap.   The incentive fee cap under the New Investment Advisory Agreement will be calculated on a per share basis, rather than aggregate basis, and will be adjusted to exclude any amounts resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger. This change to calculating the cap on a per share basis preserves the intent of the incentive fee cap under the Current GBDC Investment Advisory Agreement and will appropriately reflect the larger size of the combination of GBDC and GCIC after the Merger while retaining the same percentage incentive fee cap that applied prior to the Merger and the same “look back” to GBDC’s inception in calculating the incentive fee cap. While the change to a per share incentive fee cap may result in a higher incentive fee cap on a gross basis, this ensures that GC Advisors’ incentives remain aligned with the long-term growth of GBDC following the Merger.
Capital Gain Incentive Fee.   The calculation of the incentive fee payable on net capital gains of GBDC under the New Investment Advisory Agreement will not change from the capital gain incentive fee payable under the Current GBDC Investment Advisory Agreement. Furthermore, the capital gain incentive fee payable under the New Investment Advisory Agreement is calculated in the same manner as the post-Liquidity Event calculation of the capital gain incentive fee payable under the GCIC Investment Advisory Agreement.
Q:
Are GBDC stockholders able to exercise appraisal rights?

A:
No. GBDC stockholders will not be entitled to exercise appraisal rights with respect to any matter to be voted upon at the GBDC Special Meeting. Any GBDC stockholder may abstain from voting or vote against any of such matters.

Q:
Are GCIC stockholders able to exercise appraisal rights?

A:
No. GCIC stockholders will not be entitled to exercise rights of objecting stockholders with respect to any matter to be voted upon at the GCIC Special Meeting. Any GCIC stockholder may abstain from voting or vote against any of such matters.

Q:
When do you expect to complete the Merger?

A:
While there can be no assurance as to the exact timing, or that the Merger will be completed at all, GBDC and GCIC are working to complete the Merger in the third quarter of calendar year 2019. It is currently expected that the Merger will be completed promptly following receipt of the required stockholder approvals at the GBDC Special Meeting and the GCIC Special Meeting and satisfaction of the other closing conditions set forth in the Merger Agreement. The Subsequent Merger will occur immediately after the Initial Merger is completed.

Q:
Is the Merger expected to be taxable to GBDC stockholders?

A:
No. The Initial Merger and Subsequent Merger are not expected to be a taxable event for GBDC stockholders.

Q:
Is the Merger expected to be taxable to GCIC stockholders?

A:
No. The Initial Merger and Subsequent Merger are intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). It is a condition to GBDC’s and GCIC’s respective obligations to complete the Merger that each of them receives a legal opinion to that effect. GCIC stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of shares of GCIC Common Stock for shares of GBDC Common Stock pursuant to the Initial Merger, except with respect to cash received in lieu of fractional shares of GBDC Common Stock. GCIC stockholders should read the section captioned “Certain Material U.S. Federal Income Tax Consequences of the Merger” for a more complete discussion of the U.S. federal income tax consequences of the Merger. Tax matters can be complicated and the tax consequences of the Merger to a GCIC stockholder will depend on the particular tax situation of such stockholder. GCIC stockholders should consult with their own tax advisors to determine the tax consequences of the Merger to them.

Q:
What happens if the Merger is not consummated?

A:
If the Initial Merger is not approved by the requisite vote of GCIC’s stockholders, or any of the amendment to GBDC’s certificate of incorporation, the issuance of shares of GBDC Common Stock in connection with the Merger or the New Investment Advisory Agreement is not approved by the requisite vote of GBDC’s stockholders, or if the Merger is not completed for any other reason, GCIC’s stockholders will not receive any payment for their shares of GCIC Common Stock in connection with the Merger. Instead, GCIC will remain an independent company.

Q:
Did the GBDC Board receive an opinion from the financial advisor to the GBDC Independent Directors regarding the Exchange Ratio?

A:
Yes. For more information, see the section entitled “The Merger — Opinion of the Financial Advisor to the GBDC Independent Directors.”

Q:
Did the GCIC Board receive an opinion from the financial advisor to the GCIC Independent Directors regarding the Exchange Ratio?

A:
Yes. On November 27, 2018, at a meeting of the GCIC Board, including a meeting of the GCIC Independent Directors separately as a group, held to evaluate the proposed Merger, UBS delivered to each of the GCIC Independent Directors as a group and the GCIC Board an oral opinion, confirmed by delivery of a written opinion, dated November 27, 2018, to the effect that, as of that date and based on and subject to various assumptions made, matters considered and limitations described in its opinion, the Exchange Ratio provided for in the Initial Merger was fair, from a financial point of view, to the holders of GCIC Common Stock (other than any shares held by GBDC and its consolidated subsidiaries).

The full text of UBS’ opinion describes the assumptions made, procedures followed, matters considered and limitations on the review undertaken by UBS. UBS’ opinion is attached as Annex D to this joint proxy statement/prospectus and is incorporated herein by reference. GCIC stockholders are encouraged to read UBS’ opinion carefully in its entirety. UBS’ opinion was provided for the benefit of the GCIC Independent Directors and the GCIC Board (in their capacity as such) in connection with and for the purpose of their evaluation of the Exchange Ratio in the Initial Merger, and does not address any other aspect of the Initial Merger or any other transaction contemplated by the Merger Agreement. UBS’ opinion does not address the relative merits of the Initial Merger or any related transaction as compared to other business strategies or transactions that might be available to GCIC or GCIC’s underlying business decision to effect the Initial Merger or any related transactions. UBS’ opinion does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the Initial Merger or any related transaction.
For more information, see the section entitled “The Merger — Opinion of the Financial Advisor to the GCIC Independent Directors.”

SUMMARY OF THE MERGER
This summary highlights selected information contained elsewhere in this joint proxy statement/prospectus and may not contain all of the information that is important to you. You should carefully read this entire joint proxy statement/prospectus, including the other documents to which this joint proxy statement/prospectus refers for a more complete understanding of the Merger. In particular, you should read the annexes attached to this joint proxy statement/prospectus, including the Merger Agreement, which is attached as Annex B hereto, as it is the legal document that governs the Merger. See “Where You Can Find More Information.” For a discussion of the risk factors you should carefully consider, see the section entitled “Risk Factors” beginning on page 26.
The Parties to the Merger
Golub Capital BDC, Inc.
666 Fifth Avenue, 18th Floor
New York, NY 0103
(212) 750-6060
GBDC is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the 1940 Act. GBDC is a Delaware corporation and shares of GBDC Common Stock are currently listed on The Nasdaq Global Select Market under the symbol “GBDC.” In addition, for U.S. federal income tax purposes, GBDC has elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). GBDC was formed in November 2009 to continue and expand the business of its predecessor, Golub Capital Master Funding LLC, which commenced operations in July 2007. GBDC makes investments primarily in one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans) and other senior secured loans of middle-market companies that are, in most cases, sponsored by private equity firms. GC Advisors structures GBDC’s one stop loans as senior secured loans, and GBDC obtains security interests in the assets of the portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of the portfolio company. In many cases, GBDC together with its affiliates are the sole lenders of one stop loans, which can afford GBDC additional influence over the borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.
GBDC’s investment objective is to generate current income and capital appreciation by investing primarily in one stop and other senior secured loans of U.S. middle-market companies. GBDC may also selectively invest in second lien and subordinated (a loan that ranks senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) loans of, and warrants and minority equity securities in U.S. middle-market companies. GBDC intends to achieve its investment objective by (1) accessing the established loan origination channels developed by Golub Capital, a leading lender to middle-market companies with over $30.0 billion in capital under management as of March 31, 2019, (2) selecting investments within its core middle-market company focus, (3) partnering with experienced private equity firms, or sponsors, in many cases with whom Golub Capital has invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital.
GBDC seeks to create a portfolio that includes primarily one stop and other senior secured loans by primarily investing approximately $5.0 million to $30.0 million of capital, on average, in the securities of U.S. middle-market companies. GBDC may also selectively invest more than $30.0 million in some of its portfolio companies and generally expects that the size of its individual investments will vary proportionately with the size of its capital base.
GBDC generally invests in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of GBDC’s debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase GBDC’s risk of losing part or all of its investment.

Golub Capital Investment Corporation
666 Fifth Avenue, 18th Floor
New York, NY 10103
(212) 750-6060
GCIC is a Maryland corporation and an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act and has elected to be treated for U.S. federal income tax purposes as a RIC under the Code.
GCIC was formed in September 2014 to make investments and generate current income and capital appreciation by investing primarily in one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans) and other senior secured loans of U.S. middle-market companies that are, in most cases, sponsored by private equity firms. GCIC commenced operations on December 31, 2014. Shares of GCIC Common Stock are registered under the Exchange Act and are not currently listed for trading on a national securities exchange. GCIC has entered into subscription agreements with several investors, including with affiliates of GC Advisors, providing for the private placement of GCIC Common Stock. Under the terms of these subscription agreements, investors are required to fund drawdowns to purchase shares of GCIC Common Stock, at a price per share equal to the most recent NAV per share as determined by the GCIC Board (subject to adjustment to the extent required by Section 23 of the 1940 Act), up to the amount of their respective capital subscriptions on an as-needed basis as determined by GCIC with a minimum of 10 calendar days prior notice. GCIC structures its one stop loans as senior secured loans, and GCIC obtains security interests in the assets of the portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of the portfolio company. In many cases, GCIC, together with its affiliates, are the sole lenders of one stop loans, which can afford it additional influence over the borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.
GCIC’s investment objective is to generate current income and capital appreciation by investing primarily in one stop and other senior secured loans of U.S. middle-market companies. GCIC may also selectively invest in second lien and subordinated loans of, and warrants and minority equity securities in U.S. middle-market companies. GCIC intends to achieve its investment objective by (1) accessing the established loan origination channels developed by Golub Capital, a leading lender to middle-market companies with over $30.0 billion in capital under management as of March 31, 2019, (2) selecting investments within its core middle-market company focus, (3) partnering with experienced private equity firms, or sponsors, in many cases with whom Golub Capital has invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital.
GCIC seeks to create a portfolio that includes primarily one stop and senior secured loans by primarily investing approximately $5.0 million to $30.0 million of capital, on average, in the securities of U.S. middle-market companies. GCIC may also selectively invest more than $30.0 million in some of its portfolio companies and generally expects that the size of its individual investments will vary proportionately with the size of its capital base.
GCIC generally invests in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of GCIC’s debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase GCIC’s risk of losing part or all of its investment.
Fifth Ave Subsidiary Inc.
666 Fifth Avenue, 18th Floor
New York, NY 10103
(212) 750-6060

Merger Sub is a Maryland corporation and a newly formed, wholly owned subsidiary of GBDC. Merger Sub was formed in connection with and for the sole purpose of the Merger.
GC Advisors LLC
666 Fifth Avenue, 18th Floor
New York, NY 10103
(212) 750-6060
GC Advisors is a Delaware limited liability company located at 666 Fifth Avenue, 18th Floor, New York, NY 10103. GC Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GC Advisors is an affiliate of Golub Capital. The beneficial interests in GC Advisors are majority owned, indirectly, by two affiliated trusts. The trustees of those trusts are Stephen A. Kepniss and David L. Finegold. GC Advisors manages the day-to-day operations of and provides investment advisory services to each of GBDC and GCIC.
GC Advisors is an affiliate of Golub Capital and pursuant to a staffing agreement (the “Staffing Agreement”), Golub Capital LLC makes experienced investment professionals available to GC Advisors and provides access to the senior investment personnel of Golub Capital LLC and its affiliates. The Staffing Agreement provides GC Advisors with access to investment opportunities, which we refer to in the aggregate as deal flow, generated by Golub Capital LLC and its affiliates in the ordinary course of their businesses and commits the members of GC Advisors’ investment committee to serve in that capacity. As the investment adviser to each of GBDC and GCIC, GC Advisors is obligated to allocate investment opportunities among GBDC, GCIC and its other clients fairly and equitably over time in accordance with its allocation policy. See “Certain Relationships and Related Party Transactions of Golub Capital BDC, Inc.” and “Certain Relationships and Related Party Transactions of Golub Capital Investment Corporation.” However, there can be no assurance that such opportunities will be allocated to GBDC or GCIC fairly or equitably in the short-term or over time. GC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital LLC’s investment professionals.
An affiliate of GC Advisors, currently Golub Capital LLC, provides the administrative services necessary for each of GBDC and GCIC to operate. See “Golub Capital BDC, Inc. Management Agreements — Administration Agreement” and “Golub Capital Investment Corporation Management Agreements — GCIC Administration Agreement” for a discussion of the fees and expenses (subject to the review and approval of their GBDC’s and GCIC’s respective independent directors) each of GBDC and GCIC is required to reimburse to the Administrator.
About Golub Capital
Golub Capital, founded in 1994, is a leading lender to middle-market companies, with a long track record of investing in senior secured, one stop, second lien and subordinated loans. As of March 31, 2019, Golub Capital had over $30.0 billion of capital under management. Since its inception, Golub Capital has closed deals with over 260 middle-market sponsors and repeat transactions with over 180 sponsors.
Golub Capital’s middle-market lending group is managed by a four-member senior management team consisting of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman and Gregory W. Cashman. As of March 31, 2019, Golub Capital’s more than 100 investment professionals had an average of over 12 years of investment experience and were supported by more than 250 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.
Merger Structure
Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into GCIC. GCIC will be the surviving company in the Initial Merger and will continue its existence as a corporation under the laws of the State of Maryland. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, in the Subsequent Merger, the surviving company will merge with and into GBDC in accordance with the Delaware General Corporation Law (the “DGCL”) and the Maryland General Corporation Law (“MGCL”), with GBDC as the surviving entity.

Based on the number of shares of GBDC Common Stock and GCIC Common Stock issued and outstanding as of July 2, 2019, at the closing of the Merger (the “Closing Date”), GBDC stockholders would own approximately 47.3% of the outstanding GBDC Common Stock, and former GCIC stockholders would own approximately 52.7% of the outstanding GBDC Common Stock. Following the Merger, GBDC will continue its operations as conducted before the Merger with GC Advisors acting as its investment adviser pursuant to the New Investment Advisory Agreement.
The Merger Agreement is attached as Annex B to this joint proxy statement/prospectus and is incorporated by reference into this joint proxy statement/prospectus. GBDC and GCIC encourage their respective stockholders to read the Merger Agreement carefully and in its entirety, as it is the principal legal document governing the Merger.
Merger Consideration
If the Initial Merger is consummated, each GCIC stockholder will be entitled to receive 0.865 shares of GBDC Common Stock for each share of GCIC Common Stock, subject to adjustment only if, between the date of the Merger Agreement and the Effective Time, the respective outstanding shares of GBDC Common Stock or GCIC Common Stock have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities has been declared with a record date within such period. Closing of the Initial Merger is contingent upon GBDC stockholder approval of the Certificate of Incorporation Amendment Proposal, the Merger Stock Issuance Proposal and the Advisory Agreement Amendment Proposal and certain other closing conditions. Holders of GCIC Common Stock will receive cash in lieu of fractional shares.
After the Determination Date and until the Initial Merger is completed, the market value of the shares of GBDC Common Stock to be issued in the Initial Merger will continue to fluctuate but the number of shares to be issued to GCIC stockholders will remain fixed.
Market Price of Securities
Shares of GBDC Common Stock trade on the Nasdaq under the symbol “GBDC.” Shares of GCIC Common Stock are not listed on a national stock exchange.
The following table presents the closing sales prices as of the last trading day before the execution of the Merger Agreement as of March 29, 2019 and as of a recent date as well as the most recently determined NAV per share of GBDC Common Stock and the most recently determined NAV per share of GCIC Common Stock.
	GBDC Common Stock	GCIC Common Stock
NAV per Share at September 30, 2018	$16.10	$15.00
Closing Nasdaq Sales Price at November 26, 2018	$18.57	N/A
NAV per Share at March 31, 2019	$15.95	$15.00
Closing Nasdaq Sales Price at March 29, 2019	$17.88	N/A
Closing Nasdaq Sales Price at July 2, 2019	$17.73	N/A
Risks Relating to the Proposed Merger
The Merger and the other transactions contemplated by the Merger Agreement are subject to, among others, the following risks. GBDC and GCIC stockholders should carefully consider these risks before deciding how to vote on the proposals to be voted on at their respective special meetings.
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Because the market price of GBDC Common Stock will fluctuate, GCIC stockholders cannot be sure of the market value of the Merger Consideration they will receive until the Closing Date.

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Sales of shares of GBDC Common Stock after the completion of the Merger may cause the market price of GBDC Common Stock to decline.

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GCIC stockholders and GBDC stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Merger.

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GBDC may be unable to realize the benefits anticipated by the Merger, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.

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The Merger may trigger certain “change of control” provisions and other restrictions in contracts of GBDC, GCIC or their respective affiliates, and the failure to obtain any required consents or waivers could adversely impact the combined company.

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The opinions delivered to the GBDC Independent Directors and the GCIC Independent Directors from their respective financial advisors prior to signing the Merger Agreement will not reflect changes in circumstances since the date of such opinions.

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If the Merger does not close, neither GBDC nor GCIC will benefit from the expenses incurred in its pursuit.

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The termination of the Merger Agreement could negatively impact GCIC and GBDC.

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The Merger Agreement limits the ability of GCIC and GBDC to pursue alternatives to the Merger.

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The Initial Merger is subject to closing conditions, including stockholder approvals, that, if not satisfied or waived, will result in the Merger not being completed, which may result in material adverse consequences to GCIC’s and GBDC’s business and operations.

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GBDC and GCIC will be subject to operational uncertainties and contractual restrictions while the Merger is pending.

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GBDC and GCIC may, to the extent legally allowed, waive one or more conditions to the Initial Merger without resoliciting stockholder approval.

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The shares of GBDC Common Stock to be received by GCIC stockholders as a result of the Merger will have different rights associated with them than shares of GCIC Common Stock currently held by them.

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The market price of GBDC Common Stock after the Merger may be affected by factors different from those affecting GBDC Common Stock currently.

See the section captioned “Risk Factors — Risks Relating to the Merger” below for a more detailed discussion of these factors.
Tax Consequences of the Merger
The Merger is intended to qualify as a “reorganization,” within the meaning of Section 368(a) of the Code, and it is a condition to GBDC’s and GCIC’s respective obligations to complete the Merger that each of them receives a legal opinion to that effect. Accordingly, the Merger is not expected to be a taxable event for GCIC stockholders for U.S. federal income tax purposes as to the shares of GBDC Common Stock they receive in the Merger, except for any gain or loss that may result from the receipt of cash in lieu of fractional shares of GBDC Common Stock.
GCIC stockholders should read the section captioned “Certain Material U.S. Federal Income Tax Consequences of the Merger” for a more complete discussion of the U.S. federal income tax consequences of the Merger. Tax matters can be complicated and the tax consequences of the Merger to GCIC stockholders will depend on their particular tax situation. Holders of GCIC Common Stock should consult with their own tax advisors to understand the tax consequences of the Merger to them.
The Merger is not expected to be a taxable event for GBDC stockholders.

Special Meeting of GBDC Stockholders
GBDC plans to hold the GBDC Special Meeting on September 4, 2019, at 8:00 a.m., Eastern Time, at 666 Fifth Avenue, New York, New York. At the GBDC Special Meeting, holders of GBDC Common Stock will be asked to approve (i) the Certificate of Incorporation Amendment Proposal, (ii) the Merger Stock Issuance Proposal and (iii) the Advisory Agreement Amendment Proposal.
A GBDC stockholder can vote at the GBDC Special Meeting if such stockholder owned shares of GBDC Common Stock at the close of business on the GBDC Record Date. As of that date, there were approximately 60,715,756 shares of GBDC Common Stock outstanding and entitled to vote, approximately 443,014 of which, or less than 1.0%, were owned beneficially or of record by directors and executive officers of GBDC. See “Control Persons and Principal Stockholders of Golub Capital BDC, Inc.” for ownership information with respect to GBDC Common Stock held by each of the officers and directors of GBDC and GCIC.
Special Meeting of GCIC Stockholders
GCIC plans to hold the GCIC Special Meeting on September 4, 2019, at 8:00 a.m., Eastern Time, at 666 Fifth Avenue, New York, New York. At the GCIC Special Meeting, holders of GCIC Common Stock will be asked to approve the Merger Proposal.
A GCIC stockholder can vote at the GCIC Special Meeting if such stockholder owned shares of GCIC Common Stock at the close of business on the GCIC Record Date. As of that date, there were approximately 78,053,988 shares of GCIC Common Stock outstanding and entitled to vote. Approximately 6,683,430 of such total outstanding shares, or 8.6%, were owned beneficially or of record by directors and executive officers of GCIC. See “Control Persons and Principal Stockholders of Golub Capital Investment Corporation” for ownership information with respect to GCIC Common Stock held by each of the officers and directors of GBDC and GCIC.
GBDC Board Recommendation
The GBDC Board, including, after separate meetings and discussion, all of the GBDC Independent Directors, has unanimously approved the Merger Agreement, including the Merger and the related transactions, as well as the amendments to the Merger Agreement, and the New Investment Advisory Agreement. The GBDC Board, including, after separate meetings and discussion, all of the GBDC Independent Directors, has unanimously approved the amendment to the GBDC certificate of incorporation to increase the authorized capital stock of GBDC, declared such amendment to be advisable and directed that the amendment be submitted to the stockholders of GBDC for approval at the GBDC Special Meeting. The GBDC Board, including all of the GBDC Independent Directors, recommends that GBDC stockholders vote “FOR” each of the Certificate of Incorporation Proposal, the Merger Stock Issuance Proposal and the Advisory Agreement Amendment Proposal.
GCIC Board Recommendation
The GCIC Board, including, after separate meetings and discussion, the GCIC Independent Directors, has unanimously approved the Initial Merger and the Merger Agreement and recommend that GCIC stockholders vote “FOR” the Merger Proposal.
Vote Required — GBDC
Each share of GBDC Common Stock held by a holder of record as of the GBDC Record Date has one vote on each matter considered at the GBDC Special Meeting.
The Certificate of Incorporation Amendment Proposal
The affirmative vote of the holders of a majority of the outstanding shares of GBDC Common Stock entitled to vote at the GBDC Special Meeting is required for approval of the Certificate of Incorporation Amendment Proposal. Abstentions and broker non-votes will have the effect of a vote “against” the Certificate of Incorporation Amendment Proposal.

The Merger Stock Issuance Proposal
The approval of the Merger Stock Issuance Proposal requires the affirmative vote of at least a majority of the votes cast by holders of GBDC Common Stock at a meeting at which a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of the Merger Stock Issuance Proposal.
The Advisory Agreement Amendment Proposal
The approval of the Advisory Agreement Amendment Proposal requires the approval of a “majority of the outstanding voting securities” of GBDC. Under the 1940 Act, a “majority of the outstanding voting securities” of GBDC is the lesser of: (1) 67% of the GBDC Common Stock at the GBDC Special Meeting if the holders of more than 50% of the outstanding shares of GBDC Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of GBDC Common Stock. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Advisory Agreement Amendment Proposal.
Vote Required — GCIC
Each share of GCIC Common Stock held by a holder of record as of the GCIC Record Date has one vote on the Merger Proposal considered at the GCIC Special Meeting.
The Merger Proposal
The approval of the Merger Proposal requires the affirmative vote of the holders of the outstanding shares of GCIC Common Stock entitled to cast a majority of votes entitled to be cast at the GCIC Special Meeting. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal.
Completion of the Merger
As more fully described in this joint proxy statement/prospectus and in the Merger Agreement, the completion of the Initial Merger depends on a number of conditions being satisfied or, where legally permissible, waived. For information on the conditions that must be satisfied or waived for the Merger to occur, see “Description of the Merger — Conditions to the Closing of the Merger.” While there can be no assurances as to the exact timing, or that the Merger will be completed at all, GBDC and GCIC are working to complete the Merger in the third quarter of calendar year 2019. It is currently expected that the Merger will be completed promptly following receipt of the required stockholder approvals at the GBDC Special Meeting and the GCIC Special Meeting and satisfaction of the other closing conditions set forth in the Merger Agreement. The Subsequent Merger will occur immediately after the Initial Merger is completed.
Termination of the Merger
The Merger Agreement contains certain termination rights for GBDC and GCIC, each of which is discussed below in “Description of the Merger — Termination of the Merger Agreement.”
Reasons for the Merger
GBDC
The GBDC Board consulted with GBDC’s management, GC Advisors, as well as its legal and other advisors and considered numerous factors, including the unanimous recommendation of GBDC Independent Directors, and determined that the Merger is in GBDC’s best interests and the best interests of GBDC’s stockholders, and that GBDC stockholders will not suffer any dilution for purposes of Rule 17a-8 of the 1940 Act as a result of the Merger.

Certain material factors considered by the GBDC Board and the GBDC Independent Directors as a group that favored the conclusion of the GBDC Board and the GBDC Independent Directors that the Merger is in GBDC’s best interests and the best interests of GBDC’s stockholders included, among others:
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the expected accretion to GBDC’s NAV per share at closing of the Merger;

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the expected value creation from GBDC NAV per share accretion;

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the expected increased scale and liquidity of the combined company;

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the acquisition of a known, diversified portfolio of assets;

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the expected greater access to long-term, low-cost, flexible debt capital;

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the potential for operational synergies;

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the investment strategies and risks of GBDC and GCIC;

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the tax consequences of the Merger; and

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the opinion of KBW, financial advisor to the GBDC Independent Directors (in their collective capacity as such).

The foregoing list does not include all the factors that the GBDC Board considered in approving the proposed Merger and the Merger Agreement and in recommending that GBDC stockholders approve the amendment to the GBDC certificate of incorporation and the issuance of shares of GBDC Common Stock each necessary to effectuate the Merger. For a further discussion of the material factors considered by the GBDC Board, see “The Merger — Reasons for the Merger.”
GCIC
The GCIC Board consulted with GCIC’s management, GC Advisors, as well as its legal and other advisors and considered numerous factors, including the unanimous recommendation of the GCIC Independent Directors, and determined that the Initial Merger is in GCIC’s best interests and the best interests of GCIC’s stockholders, and that GCIC stockholders will not suffer any dilution for purposes of Rule 17a-8 of the 1940 Act as a result of the Merger.
Certain material factors considered by the GCIC Board and the GCIC Independent Directors as a group that favored the conclusion of the GCIC Board and the GCIC Independent Directors that the Initial Merger is in GCIC’s best interests and the best interests of GCIC’s stockholders included, among others:
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the premium of the consideration to GCIC’s NAV per share as of September 30, 2018;

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the potential incremental value of the consideration from GBDC’s NAV per share accretion;

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the expected increased scale and liquidity of the combined company;

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the merger with a known, diversified portfolio of assets;

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the expected greater access to long-term, low-cost, flexible debt capital;

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the potential for operational synergies;

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the more favorable incentive fee structure under the New Investment Advisory Agreement to be applicable to the combined company after the Merger as compared to the post-Liquidity Event (as defined below) terms of the GCIC Investment Advisory Agreement;

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the investment strategies and risks of GBDC and GCIC;

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the continuity of GC Advisors and the management team;

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the tax consequences of the Merger; and

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the opinion of UBS, financial advisor to the GCIC Independent Directors.

The foregoing list does not include all the factors that the GCIC Board considered in approving the Merger and the Merger Agreement and in recommending that GCIC stockholders approve the Merger and the Merger Agreement.
For a further discussion of the material factors considered by the GCIC Board, see “The Merger — Reasons for the Merger.”
GCIC and GBDC Stockholders Do Not Have Appraisal Rights
Neither GCIC stockholders nor GBDC stockholders will be entitled to exercise appraisal rights in connection with the Merger under the laws of the State of Maryland or the State of Delaware.

RISK FACTORS
In addition to the other information included in this document, stockholders should carefully consider the matters described below in determining whether to approve (i) in the case of GCIC stockholders, the Merger Proposal and (ii) in the case of GBDC stockholders, the Merger Stock Issuance Proposal. The risks associated with an investment in GBDC and GCIC are substantially identical because GBDC and GCIC have the same investment adviser and co-invest in transactions together and with affiliates of GC Advisors and have the same investment objectives and strategies. The risks set out below are not the only risks GBDC and GCIC and, following the Merger, the combined company, face. Additional risks and uncertainties not currently known to GBDC or GCIC or that they currently deem to be immaterial also may materially adversely affect their or, following the Merger, the combined company’s, business, financial condition or operating results. If any of the following events occur, GBDC or GCIC or, following the Merger, the combined company’s, business, financial condition or results of operations could be materially adversely affected.
Risks Relating to the Merger
Because the market price of GBDC Common Stock will fluctuate, GCIC common stockholders cannot be sure of the market value of the Merger Consideration they will receive until the Closing Date.
The market value of the Merger Consideration may vary from the closing price of GBDC Common Stock on the date the Merger was announced, on the date that this joint proxy statement/prospectus was mailed to stockholders, on the date of the GCIC Special Meeting or the date of the GBDC Special Meeting and on the date the Merger is completed and thereafter. Any change in the market price of GBDC Common Stock prior to completion of the Merger will affect the market value of the Merger Consideration that GCIC stockholders will receive upon completion of the Merger. In addition, if the market price of GBDC Common Stock were to decrease such that the product of the Exchange Ratio and the greater of (i) the closing market price and (ii) the NAV per share of the GBDC Common Stock is less than the NAV per share of GCIC Common Stock the conditions to closing of the Initial Merger would not be satisfied, and the Merger would not close, even if all of the proposals considered at the GBDC Special Meeting and the GCIC Special Meeting were approved by the stockholders of GBDC and GCIC, respectively.
Accordingly, at the time of the GCIC Special Meeting, GCIC stockholders will not know or be able to calculate the market price of the Merger Consideration they would receive upon completion of the Merger. Neither GCIC nor GBDC is permitted to terminate the Merger Agreement or resolicit the vote of their respective stockholders solely because of changes in the market price of shares of GBDC Common Stock after the GCIC Special Meeting.
The market price and liquidity of the market for GBDC Common Stock may be significantly affected by numerous factors, some of which are beyond GBDC’s control and may not be directly related to GBDC’s operating performance. These factors include:
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significant volatility in the market price and trading volume of securities of business development companies or other companies in GBDC’s sector, which are not necessarily related to the operating performance of the companies;

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changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs and business development companies;

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loss of GBDC’s qualification as a RIC or business development company;

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changes in market interest rates and decline in the prices of debt,

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changes in earnings or variations in operating results;

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changes in the value of GBDC’s portfolio investments;

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changes in accounting guidelines governing valuation of GBDC’s investments;

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any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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departure of GC Advisors’ or any of its affiliates’ key personnel;

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operating performance of companies comparable to GBDC;

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general economic trends and other external factors; and

•
loss of a major funding source.

See “Special Note Regarding Forward-Looking Statements” for other factors that could cause the market price of GBDC Common Stock to change.
Closing sales prices of GBDC Common Stock as reported on Nasdaq for the three months ended March 31, 2019, ranged from a low of  $16.62 to a high of  $18.65 and for the three months ended June 30, 2019 from a low of  $17.34 to a high of  $18.43. However, historical trading prices are not necessarily indicative of future performance. You should obtain current market quotations for shares of GBDC Common Stock prior to the special meetings.
Sales of shares of GBDC Common Stock after the completion of the Merger may cause the market price of GBDC Common Stock to decline.
Based on the number of outstanding shares of GCIC Common Stock as of July 2, 2019, GBDC would issue approximately 67,516,700 shares of GBDC Common Stock pursuant to the Merger Agreement. Former GCIC stockholders may decide not to hold the shares of GBDC Common Stock that they will receive pursuant to the Merger Agreement. Certain GCIC stockholders, such as funds with limitations on their permitted holdings of stock in individual issuers, may be required to sell the shares of GBDC Common Stock that they receive pursuant to the Merger Agreement. In addition, GBDC stockholders may decide not to hold their shares of GBDC Common Stock after completion of the Merger. In each case, such sales of GBDC Common Stock could have the effect of depressing the market price for GBDC Common Stock and may take place promptly following the completion of the Merger.
GCIC stockholders and GBDC stockholders will experience a reduction in percentage ownership and voting power in the combined company as a result of the Merger.
GCIC stockholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective percentage ownership interests in GCIC prior to the Merger. Consequently, GCIC stockholders should expect to exercise less influence over the management and policies of the combined company following the Merger than they currently exercise over the management and policies of GCIC. GBDC stockholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power in respect of the combined company relative to their respective ownership interests in GBDC prior to the Merger. Consequently, GBDC stockholders should expect to exercise less influence over the management and policies of the combined company following the Merger than they currently exercise over the management and policies of GBDC.
If the Merger were consummated as of July 2, 2019, based on the pro forma number of shares of GBDC Common Stock to be issued and outstanding as of such date, GBDC stockholders would own approximately 47.3% of the outstanding GBDC Common Stock, and GCIC stockholders would own approximately 52.7% of the outstanding GBDC Common Stock. Prior to completion of the Merger, subject to certain restrictions in the Merger Agreement, GBDC and GCIC may each issue additional shares of common stock, which would further reduce the percentage ownership of the combined company held by current GBDC stockholders or to be held by GCIC stockholders, as applicable. After completion of the Merger, GBDC may issue additional shares of GBDC Common Stock, including, subject to certain restrictions under the 1940 Act, including stockholder approval of such issuance, at prices below GBDC Common Stock’s then-current net asset value per share. The issuance or sale by GBDC of shares of GBDC Common Stock at a discount to net asset value poses a risk of dilution to GBDC and former GCIC stockholders.
GBDC may be unable to realize the benefits anticipated by the Merger, including estimated cost savings, or it may take longer than anticipated to achieve such benefits.
The realization of certain benefits anticipated as a result of the Merger will depend in part on the integration of GCIC’s investment portfolio with GBDC’s and the integration of GCIC’s business with

GBDC’s business. There can be no assurance that GCIC’s investment portfolio or business can be operated profitably or integrated successfully into GBDC’s operations in a timely fashion or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of the combined company, and there can be no assurance that there will not be substantial costs associated with the transition process or that there will not be other material adverse effects as a result of these integration efforts. Such effects, including incurring unexpected costs or delays in connection with such integration and failure of GCIC’s investment portfolio to perform as expected, could have a material adverse effect on the financial results of the combined company.
GBDC also expects to achieve certain cost savings from the Merger when the two companies have fully integrated their portfolios. It is possible that the estimates of the potential cost savings could ultimately be incorrect. The cost savings estimates also assume GBDC will be able to combine the operations of GBDC and GCIC in a manner that permits those cost savings to be fully realized. If the estimates turn out to be incorrect or if GBDC is not able to combine GCIC’s investment portfolio or business with the operations of GBDC successfully, the anticipated cost savings may not be fully realized or realized at all or may take longer to realize than expected.
The Merger may trigger certain “change of control” provisions and other restrictions in contracts of GBDC, GCIC or their affiliates and the failure to obtain any required consents or waivers could adversely impact the combined company.
Certain agreements of GBDC and GCIC or their affiliates, which may include agreements governing indebtedness of GBDC or GCIC, will or may require the consent or waiver of one or more counterparties in connection with the Merger. The failure to obtain any such consent or waiver may permit such counterparties to terminate, or otherwise increase their rights or GBDC’s or GCIC’s obligations under, any such agreement because the Merger or other transactions contemplated by the Merger Agreement may violate an anti-assignment, change of control or other similar provision relating to any of such transactions. If this occurs, GBDC may have to seek to replace that agreement with a new agreement or seek an amendment to such agreement. GBDC and GCIC cannot assure you that GBDC will be able to replace or amend any such agreement on comparable terms or at all. If these types of provisions are triggered in agreements governing indebtedness of GBDC or GCIC, the lender or holder of the debt instrument could accelerate repayment under such indebtedness and negatively affect GBDC’s business, financial condition, results of operations and cash flows. See “Risks Relating to GBDC — Risks Related to GBDC’s Business and Structure — GBDC intends to finance its investments with borrowed money, which will accelerate and increase the potential for gain or loss on amounts invested and may increase the risk of investing in GBDC.”
If any such agreement is material, the failure to obtain consents, amendments or waivers under, or to replace on similar terms or at all, any of these agreements could adversely affect the financial performance or results of operations of the combined company following the Merger, including preventing GBDC from operating a material part of GCIC’s business.
In addition, the consummation of the Merger may violate, conflict with, result in a breach of provisions of, or the loss of any benefit under, constitute a default (or an event that, with or without notice or lapse of time or both, would constitute a default) under, or result in the termination, cancellation, acceleration or other change of any right or obligation (including any payment obligation) under, certain agreements of GBDC or GCIC. Any such violation, conflict, breach, loss, default or other effect could, either individually or in the aggregate, have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Merger.
The opinions delivered to the GBDC Board and the GCIC Board by the financial advisors to the GBDC Independent Directors and the GCIC Independent Directors, respectively, prior to signing the Merger Agreement do not reflect changes in circumstances after the date of the opinions.
The opinions of the financial advisors to the GBDC Independent Directors and the GCIC Independent Directors, respectively, were delivered to the parties’ respective boards on, and dated, November 27, 2018. Changes in the operations and prospects of GCIC or GBDC, general market and economic conditions and other factors that may be beyond the control of GCIC or GBDC may significantly alter the value of GCIC or the price of shares of GBDC Common Stock by the time the Merger is completed. The opinions do not speak as of the time the Merger will be completed or as of any date other than the date of such opinions. For a description of the opinion that the GCIC Board and the GCIC Independent Directors received from the financial advisor to the GCIC Independent Directors, see “The Merger — Opinion of the Financial Advisor to the GCIC Independent Directors.” For a description of the opinion that the GBDC Board and the GBDC Independent Directors received from the financial advisor to the GBDC Independent Directors, see “The Merger — Opinion of the Financial Advisor to the GBDC Independent Directors.”
If the Merger does not close, neither GBDC nor GCIC will benefit from the expenses incurred in its pursuit.
The Merger may not be completed. If the Merger is not completed, GBDC and GCIC will have incurred substantial expenses for which no ultimate benefit will have been received. Both companies have incurred out-of-pocket expenses in connection with the Merger for investment banking, legal and accounting fees and financial printing and other related charges, much of which will be incurred even if the Merger is not completed.
The termination of the Merger Agreement could negatively impact GCIC and GBDC.
If the Merger Agreement is terminated, there may be various consequences, including:
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GCIC’s and GBDC’s businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Merger, without realizing any of the anticipated benefits of completing the Merger;

•
the market price of GBDC Common Stock might decline to the extent that the market price prior to termination reflects a market assumption that the Merger will be completed; and

•
in the case of GCIC, it may not be able to find a party willing to pay an equivalent or more attractive price than the price GBDC agreed to pay in the Merger.

The Merger Agreement limits the ability of GBDC and GCIC to pursue alternatives to the Merger.
The Merger Agreement contains provisions that limit each of GBDC’s and GCIC’s ability to discuss, facilitate or commit to competing third-party proposals to acquire all or a significant part of GBDC or GCIC, as applicable. These provisions, which are typical for transactions of this type, might discourage a potential competing acquiror that might have an interest in acquiring all or a significant part of GBDC or GCIC from considering or proposing that acquisition even if it were prepared to pay consideration with a higher per share market price than that proposed in the Merger or might result in a potential competing acquiror proposing to pay a lower per share price to acquire GBDC or GCIC than it might otherwise have proposed to pay.
The Merger is subject to closing conditions, including stockholder approvals, that, if not satisfied or waived, will result in the Merger not being completed, which may result in material adverse consequences to GCIC’s and GBDC’s business and operations.
The Merger is subject to closing conditions, including certain approvals of GCIC’s and GBDC’s respective stockholders that, if not satisfied, will prevent the Merger from being completed. The closing condition that GCIC’s stockholders approve the Merger Proposal may not be waived under applicable law and must be satisfied for the Merger to be completed. GCIC currently expects that all directors and executive officers of GCIC will vote their shares of GCIC Common Stock in favor of the proposals presented at the GCIC Special Meeting. If GCIC’s stockholders do not approve the Merger Proposal and the Merger is not completed, the resulting failure of the Merger could have a material adverse impact on GCIC’s business and operations. The closing condition that GBDC’s stockholders approve the Certificate of Incorporation Amendment Proposal and the Merger Stock Issuance Proposal may not be waived under applicable law and must be satisfied for the Merger to be completed. In addition, closing of the Merger is conditioned upon approval of the Advisory Agreement Amendment Proposal by GBDC Stockholders. GBDC currently expects that all directors and executive officers of GBDC will vote their shares of GBDC Common Stock in favor of the proposals presented at the GBDC Special Meeting. If GBDC’s stockholders do not approve each of the Certificate of Incorporation Amendment Proposal, the Merger Stock Issuance Proposal and the Advisory Agreement Amendment Proposal and the Merger is not completed, the resulting failure of the Merger could have a material adverse impact on GBDC’s business and operations. In addition to the required approvals of GCIC’s and GBDC’s stockholders, the Merger is subject to a number of other conditions beyond GCIC’s and GBDC’s control that may prevent, delay or otherwise materially adversely affect its completion. Neither GCIC nor GBDC can predict whether and when these other conditions will be satisfied.
GBDC and GCIC will be subject to operational uncertainties and contractual restrictions while the Merger is pending.
Uncertainty about the effect of the Merger may have an adverse effect on GBDC and GCIC and, consequently, on the combined company following completion of the Merger. These uncertainties may cause those that deal with GBDC and GCIC to seek to change their existing business relationships with GBDC and GCIC, respectively. In addition, the Merger Agreement restricts GBDC and GCIC from taking actions that they might otherwise consider to be in their best interests. These restrictions may prevent GBDC and GCIC from pursuing certain business opportunities that may arise prior to the completion of the Merger. Please see the section entitled “Description of the Merger Agreement — Conduct of Business Pending Completion of the Merger” for a description of the restrictive covenants to which GCIC is subject.
GBDC and GCIC may waive one or more conditions to the Merger without resoliciting stockholder approval.
Certain conditions to GBDC’s and GCIC’s obligations to complete the Merger may be waived, in whole or in part, to the extent legally allowed, either unilaterally or by agreement of GBDC and GCIC. In the event that any such waiver does not require resolicitation of stockholders, the parties to the Merger Agreement will have the discretion to complete the Merger without seeking further stockholder approval. The conditions requiring the approval of each of the Certificate of Incorporation Amendment Proposal and the Merger Stock Issuance Proposal by GBDC’s stockholders and the Merger Proposal by GCIC’s stockholders, however, cannot be waived.
The shares of GBDC Common Stock to be received by GCIC stockholders as a result of the Merger will have different rights associated with them than shares of GCIC Common Stock currently held by them.
The rights associated with GCIC Common Stock are different from the rights associated with GBDC Common Stock. See “Comparison of GBDC and GCIC Stockholder Rights.”
The market price of GBDC Common Stock after the Merger may be affected by factors different from those affecting GBDC Common Stock currently.
The businesses of GBDC and GCIC differ in some respects and, accordingly, the results of operations of the combined company and the market price of GBDC Common Stock after the Merger may be affected by factors different from those currently affecting the independent results of operations of each of GBDC and GCIC. These factors include a larger stockholder base and a different capital structure.
Accordingly, the historical trading prices and financial results of GBDC may not be indicative of these matters for the combined company following the Merger. For a discussion of the business of GBDC and of certain factors to consider in connection with its business, see “Business of Golub Capital BDC, Inc.” For a discussion of the business of GCIC and of certain factors to consider in connection with its business, see “Business of Golub Capital Investment Corporation.” As described elsewhere in the joint proxy statement/prospectus, the risks associated with an investment in GBDC and GCIC are substantially identical.
Risks Relating to GBDC
Risks Relating to GBDC’s Business and Structure
GBDC is subject to risks associated with the current interest rate environment and to the extent GBDC uses debt to finance its investments, changes in interest rates will affect GBDC’s cost of capital and net investment income.
Since the economic downturn that began in mid-2007, interest rates have remained low. Because longer-term inflationary pressure is likely to result from the U.S. government’s fiscal policies and challenges during this time, GBDC will likely experience rising interest rates, rather than falling rates, and has experienced increases to LIBOR in 2018.
To the extent GBDC borrows money or issues debt securities or preferred stock to make investments, GBDC’s net investment income depends, in part, upon the difference between the rate at which GBDC borrows funds or pays interest or dividends on such debt securities or preferred stock and the rate at which GBDC invests these funds. In addition, many of GBDC’s debt investments and borrowings have floating interest rates that reset on a periodic basis, and many of GBDC’s investments are subject to interest rate floors. As a result, a change in market interest rates could have a material adverse effect on GBDC’s net investment income, in particular with respect to increases from current levels to the level of the interest rate floors on certain investments. In periods of rising interest rates, GBDC’s cost of funds increases because the interest rates on the majority of amounts GBDC has borrowed are floating, which could reduce GBDC’s net investment income to the extent any debt investments have fixed interest rates, and the interest rate on investments with an interest rate floor will not increase until interest rates exceed the applicable floor. GBDC may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act and applicable commodities laws. These activities may limit GBDC’s ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on GBDC’s business, financial condition and results of operations.
You should also be aware that a rise in the general level of interest rates typically leads to higher interest rates applicable to GBDC’s debt investments, which may result in an increase of the amount of incentive fees payable to GC Advisors. Also, an increase in interest rates available to investors could make an investment in GBDC Common Stock less attractive if GBDC is not able to increase its distribution rate, which could reduce the value of GBDC Common Stock.
In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. As such, the potential effect of any such event on GBDC’s cost of capital and net investment income cannot yet be determined. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market value for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to GBDC and could have a material adverse effect on GBDC’s business, financial condition and results of operations.
Global capital markets could enter a period of severe disruption and instability. These conditions have historically affected and could again materially and adversely affect debt and equity capital markets in the United States and around the world and GBDC’s business.
The U.S. and global capital markets have in the past and may in the future experience periods of extreme volatility and disruption during economic downturns and recessions. Increases to budget deficits or direct and contingent sovereign debt, may create concerns about the ability of certain nations to service their sovereign debt obligations, and risks resulting from any such debt crisis in Europe, the United States or elsewhere could have a detrimental impact on the global economy, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. Austerity measures that certain countries may agree to as part of any debt crisis or disruptions to major financial trading markets may adversely affect world economic conditions and have an adverse impact on GBDC’s business and that of its portfolio companies. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union, and the implications of the United Kingdom’s pending withdrawal from the European Union are unclear at present. Market and economic disruptions, which may be caused by political trends and government actions in the United States or elsewhere, have in the past and may in the future affect, the U.S. capital markets, which could adversely affect GBDC’s business and that of its portfolio companies and the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and to financial firms, in particular. At various times, such disruptions have resulted in, and may in the future result, a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector and the repricing of credit risk. Such conditions may occur for a prolonged period of time again and may materially worsen in the future, including as a result of U.S. government shutdowns or further downgrades to the U.S. government’s sovereign credit rating or the perceived credit worthiness of the United States or other large global economies. Unfavorable economic conditions, including future recessions, also could increase GBDC’s funding costs, limit GBDC’s access to the capital markets or result in a decision by lenders not to extend credit to GBDC. GBDC may in the future have difficulty accessing debt and equity capital on attractive terms, or at all, and a severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions may cause GBDC to reduce the volume of loans it originates and/or funds, adversely affect the value of GBDC’s portfolio investments or otherwise have a material adverse effect on GBDC’s business, financial condition, results of operations and cash flows.
GBDC is dependent upon GC Advisors for its success and upon their access to the investment professionals and partners of Golub Capital and its affiliates.
GBDC does not have any internal management capacity or employees. GBDC depends on the diligence, skill and network of business contacts of the senior investment professionals of GC Advisors to achieve its investment objective. GC Advisors’ investment committee, which consists of two members of the GBDC Board and two additional employees of Golub Capital LLC, provides oversight over GBDC’s investment activities. GBDC also cannot assure you that GBDC will replicate the historical results achieved for other Golub Capital funds by members of the investment committee. GBDC cautions you that its investment returns could be substantially lower than the returns achieved by them in prior periods. GBDC expects that GC Advisors will evaluate, negotiate, structure, close and monitor GBDC’s investments in accordance with the terms of the Current GBDC Investment Advisory Agreement. GBDC can offer no assurance, however, that the senior investment professionals of GC Advisors will continue to provide investment advice to GBDC. If these individuals do not maintain their existing relationships with Golub Capital LLC and its affiliates and do not develop new relationships with other sources of investment opportunities, GBDC may not be able to identify appropriate replacements or grow its investment portfolio. The loss of any member of GC Advisors’ investment committee or of other senior investment professionals of GC Advisors and its affiliates would limit GBDC’s ability to achieve its investment objective and operate as it anticipates. This could have a material adverse effect on GBDC’s financial condition, results of operations and cash flows.
The Staffing Agreement provides that Golub Capital LLC makes available to GC Advisors experienced investment professionals and provides access to the senior investment personnel of Golub Capital LLC for purposes of evaluating, negotiating, structuring, closing and monitoring GBDC’s investments. GBDC is not a party to the Staffing Agreement and cannot assure you that Golub Capital LLC will fulfill its obligations under the agreement. If Golub Capital LLC fails to perform, GBDC cannot assure you that GC Advisors will enforce the Staffing Agreement, that such agreement will not be terminated by either party or that GBDC will continue to have access to the investment professionals of Golub Capital LLC and its affiliates or their information and deal flow.
GBDC’s business model depends to a significant extent upon strong referral relationships with sponsors. Any inability of GC Advisors to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect GBDC’s business.
GBDC depends upon Golub Capital LLC’s relationships with sponsors, and GBDC intends to rely to a significant extent upon these relationships to provide it with potential investment opportunities. If Golub Capital LLC fails to maintain such relationships, or to develop new relationships with other sponsors or sources of investment opportunities, GBDC cannot grow its investment portfolio. In addition, individuals with whom the principals of Golub Capital LLC have relationships are not obligated to provide GBDC with investment opportunities, and, therefore, GBDC can offer no assurance that these relationships will generate investment opportunities for it.
GBDC’s financial condition, results of operations and cash flows depend on its ability to manage its business effectively.
GBDC’s ability to achieve its investment objective depends on its ability to manage its business and to grow. This depends, in turn, on GC Advisors’ ability to identify, invest in and monitor companies that meet

GBDC’s investment criteria. The achievement of GBDC’s investment objectives on a cost-effective basis depends upon GC Advisors’ execution of GBDC’s investment process, its ability to provide competent, attentive and efficient services to GBDC and, to a lesser extent, on GBDC’s access to financing on acceptable terms. GC Advisors has substantial responsibilities under the Current GBDC Investment Advisory Agreement, as well as responsibilities in connection with the management of other accounts sponsored or managed by GC Advisors, members of GC Advisors’ investment committee or Golub Capital LLC and its affiliates. The personnel of the Administrator and its affiliates may be called upon to provide managerial assistance to GBDC’s portfolio companies. These activities may distract them or slow GBDC’s rate of investment. Any failure to manage GBDC’s business and its future growth effectively could have a material adverse effect on GBDC’s business, financial condition, results of operations and cash flows.
There are significant potential conflicts of interest that could affect GBDC’s investment returns.
As a result of GBDC’s arrangements with GC Advisors and its affiliates and GC Advisors’ investment committee, there may be times when GC Advisors or such persons have interests that differ from those of GBDC’s securityholders, giving rise to a conflict of interest.
Conflicts related to obligations GC Advisors’ investment committee, GC Advisors or its affiliates have to other clients and conflicts related to fees and expenses of such other clients.
The members of GC Advisors’ investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as GBDC does or of accounts sponsored or managed by GC Advisors or its affiliates. Currently, GBDC’s officers and directors also serve as officers and directors of GCIC and Golub Capital BDC 3, Inc. (“GBDC 3”), each a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. Similarly, GC Advisors or its affiliates currently manage and may have other clients with similar or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of GBDC or its stockholders. For example, Lawrence E. Golub and David B. Golub have management responsibilities for other accounts managed or sponsored by GC Advisors or its affiliates, including GCIC and GBDC 3. GBDC’s investment objective may overlap with the investment objectives of such affiliated accounts. For example, GC Advisors currently manages GCIC, GBDC 3 and several private funds, some of which may seek additional capital from time to time, that are pursuing an investment strategy similar to GBDC’s, and GBDC may compete with these and other accounts sponsored or managed by GC Advisors and its affiliates for capital and investment opportunities. As a result, those individuals may face conflicts in the allocation of investment opportunities among GBDC and other accounts advised by or affiliated with GC Advisors. Certain of these accounts may provide for higher management or incentive fees, greater expense reimbursements or overhead allocations, or permit GC Advisors and its affiliates to receive higher origination and other transaction fees, all of which may contribute to this conflict of interest and create an incentive for GC Advisors to favor such other accounts. For example, the 1940 Act restricts GC Advisors from receiving more than a 1% fee in connection with loans that GBDC acquires, or originates, a limitation that does not exist for certain other accounts. GC Advisors seeks to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, GBDC can offer no assurance that such opportunities will be allocated to GBDC fairly or equitably in the short-term or over time, and there can be no assurance that GBDC will be able to participate in all investment opportunities that are suitable to it.
GC Advisors’ investment committee, GC Advisors or its affiliates may, from time to time, possess material non-public information, limiting GBDC’s investment discretion.
Principals of GC Advisors and its affiliates and members of GC Advisors’ investment committee may serve as directors of, or in a similar capacity with, companies in which GBDC invests, the securities of which are purchased or sold on GBDC’s behalf. In the event that material nonpublic information is obtained with respect to such companies, or GBDC becomes subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, GBDC could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on GBDC.

GBDC’s management and incentive fee structure may create incentives for GC Advisors that are not fully aligned with the interests of GBDC’s stockholders and may induce GC Advisors to make certain investments, including speculative investments.
In the course of GBDC’s investing activities, GBDC pays management and incentive fees to GC Advisors. The management fee is based on GBDC’s average adjusted gross assets and the incentive fee is computed and paid on income, both of which include leverage. As a result, investors in GBDC Common Stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on GBDC’s average adjusted gross assets, GC Advisors benefits when GBDC incurs debt or use leverage. Under certain circumstances, the use of leverage may increase the likelihood of default, which would negatively impact GBDC’s securityholders.
Additionally, the incentive fee payable by GBDC to GC Advisors may create an incentive for GC Advisors to cause GBDC to realize capital gains or losses that may not be in the best interests of GBDC or its stockholders. Under the incentive fee structure, GC Advisors benefits when GBDC recognizes capital gains and, because GC Advisors determines when an investment is sold, GC Advisors controls the timing of the recognition of such capital gains. The GBDC Board is charged with protecting its stockholders’ interests by monitoring how GC Advisors addresses these and other conflicts of interest associated with its management services and compensation.
The part of the management and incentive fees payable to GC Advisors that relates to GBDC’s net investment income is computed and paid on income that may include interest income that has been accrued but not yet received in cash, such as market discount, debt instruments with payment-in-kind (“PIK”) interest, preferred stock with PIK dividends, zero coupon securities, and other deferred interest instruments and may create an incentive for GC Advisors to make investments on GBDC’s behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. This fee structure may be considered to give rise to a conflict of interest for GC Advisors to the extent that it may encourage GC Advisors to favor debt financings that provide for deferred interest, rather than current cash payments of interest. Under these investments, GBDC accrues the interest over the life of the investment but does not receive the cash income from the investment until the end of the term. GBDC’s net investment income used to calculate the income portion of its investment fee, however, includes accrued interest. GC Advisors may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the fees even when the issuers of the deferred interest securities would not be able to make actual cash payments to GBDC on such securities. This risk could be increased because GC Advisors is not obligated to reimburse GBDC for any fees received even if GBDC subsequently incurs losses or never receives in cash the deferred income that was previously accrued.
The valuation process for certain of GBDC’s portfolio holdings creates a conflict of interest.
The majority of GBDC’s portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, the GBDC Board determines the fair value of these securities in good faith. In connection with that determination, investment professionals from GC Advisors may provide the GBDC Board with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, Lawrence E. Golub and David B. Golub have an indirect pecuniary interest in GC Advisors. The participation of GC Advisors’ investment professionals in GBDC’s valuation process, and the indirect pecuniary interest in GC Advisors by Lawrence E. Golub and David B. Golub, could result in a conflict of interest as GC Advisors’ management fee is based, in part, on GBDC’s average adjusted gross assets and GBDC’s incentive fees are based, in part, on unrealized gains and losses.
Conflicts related to other arrangements with GC Advisors or its affiliates.
GBDC has entered into a license agreement with Golub Capital LLC under which Golub Capital LLC has granted GBDC a non-exclusive, royalty-free license to use the name “Golub Capital.” In addition, GBDC pays to the Administrator GBDC’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, such as rent and GBDC’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs. These arrangements create conflicts of interest that the GBDC Board must monitor.

The Current GBDC Investment Advisory Agreement and the Administration Agreement were not negotiated on an arm’s-length basis and may not be as favorable to GBDC as if they had been negotiated with an unaffiliated third party.
The Current GBDC Investment Advisory Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to GC Advisors, may not be as favorable to GBDC as if they had been negotiated with an unaffiliated third party. For example, certain accounts managed by GC Advisors have lower management, incentive or other fees than those charged under the Current GBDC Investment Advisory Agreement and/or a reduced ability to recover expenses and overhead than may be recovered by the Administrator under the Administration Agreement. In addition, GBDC may choose not to enforce, or to enforce less vigorously, its rights and remedies under these agreements and its unsecured revolving credit facility with GC Advisors (the “Adviser Revolver”) because of GBDC’s desire to maintain its ongoing relationship with GC Advisors, the Administrator and their respective affiliates. Any such decision, however, would breach GBDC’s fiduciary obligations to its stockholders.
GBDC’s ability to enter into transactions with its affiliates is restricted, which limits the scope of investments available to GBDC.
GBDC is prohibited under the 1940 Act from participating in certain transactions with its affiliates without the prior approval of the GBDC Independent Directors and, in some cases, the SEC. Any person that owns, directly or indirectly, five percent or more of GBDC’s outstanding voting securities is GBDC’s affiliate for purposes of the 1940 Act, and GBDC is generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of the GBDC Independent Directors. GBDC’s considers GC Advisors and its affiliates to be GBDC’s affiliates for such purposes. The 1940 Act also prohibits certain “joint” transactions with certain of GBDC’s affiliates, which could include investments in the same portfolio company, without prior approval of the GBDC Independent Directors and, in some cases, the SEC. GBDC is prohibited from buying or selling any security from or to, among others, any person who owns more than 25% of its voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC.
GBDC may, however, invest alongside GC Advisors’ and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, GBDC may invest alongside such accounts consistent with guidance promulgated by the SEC staff permitting GBDC and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that GC Advisors, acting on GBDC’s behalf and on behalf of its other clients, negotiates no term other than price. GBDC may also invest alongside GC Advisors’ other clients as otherwise permissible under regulatory guidance, applicable regulations and GC Advisors’ allocation policy. Under this allocation policy, if an investment opportunity is appropriate for GBDC and another similar eligible account, the opportunity will be allocated pro rata based on the relative capital available for investment of each of GBDC and such other eligible accounts, subject to minimum and maximum investment size limits. However, GBDC can offer no assurance that investment opportunities will be allocated to it fairly or equitably in the short-term or over time.
In situations in which co-investment with other accounts sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, GBDC and such other entities may make investments in the same issuer or where the different investments could be expected to result in a conflict between GBDC’s interests and those of other GC Advisors clients, GC Advisors needs to decide whether GBDC or such other entity or entities will proceed with such investments. GC Advisors makes these determinations based on its policies and procedures, which generally require that such investment opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through random or rotational methods. Moreover, in certain circumstances, GBDC may be unable to invest in an issuer in which an account sponsored or managed by GC Advisors or its affiliates has previously invested. Similar restrictions limit GBDC’s ability to transact business with its officers or directors or their affiliates. These restrictions may limit the scope of investment opportunities that would otherwise be available to GBDC.
On February 27, 2017, GC Advisors and certain other funds and accounts sponsored or managed by GC Advisors and its affiliates, received exemptive relief from the SEC that permits GBDC greater flexibility to negotiate the terms of co-investments if the GBDC Board determines that it would be advantageous for GBDC to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with GBDC’s investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Under the terms of this exemptive relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the GBDC Independent Directors is required to make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to GBDC and its stockholders and do not involve overreaching of GBDC or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of GBDC’s stockholders and is consistent with its investment strategies and policies.
GBDC may be the target of litigation.
GBDC may be the target of securities litigation in the future, particularly if the trading price of the GBDC Common Stock fluctuates significantly. GBDC could also generally be subject to litigation, including derivative actions by its stockholders. Any litigation could result in substantial costs and divert management’s attention and resources from GBDC’s business and cause a material adverse effect on its business, financial condition and results of operations.
GBDC operates in a highly competitive market for investment opportunities, which could reduce returns and result in losses.
A number of entities compete with GBDC to make the types of investments that GBDC plans to make. GBDC competes with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of GBDC’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than GBDC does. For example, GBDC believes some of its competitors may have access to funding sources that are not available to GBDC. In addition, some of GBDC’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than GBDC. Furthermore, many of GBDC’s competitors are not subject to the regulatory restrictions that the 1940 Act imposes on GBDC as a business development company or the source of income, asset diversification and distribution requirements GBDC must satisfy to maintain its qualification as a RIC. The competitive pressures GBDC faces may have a material adverse effect on its business, financial condition, results of operations and cash flows. As a result of this competition, GBDC may not be able to take advantage of attractive investment opportunities from time to time, and GBDC may not be able to identify and make investments that are consistent with its investment objective.
With respect to the investments GBDC makes, GBDC does not seek to compete based primarily on the interest rates GBDC offers, and GBDC believes that some of its competitors may make loans with interest rates that are lower than the rates GBDC offers. In the secondary market for acquiring existing loans, GBDC competes generally on the basis of pricing terms. With respect to all investments, GBDC may lose some investment opportunities if GBDC does not match its competitors’ pricing, terms and structure. However, if GBDC matches its competitors’ pricing, terms and structure, GBDC may experience decreased net interest income, lower yields and increased risk of credit loss. GBDC may also compete for investment opportunities with accounts managed or sponsored by GC Advisors or its affiliates. Although GC Advisors allocates opportunities in accordance with its allocation policy, allocations to such other accounts will reduce the amount and frequency of opportunities available to GBDC and may not be in the best interests of GBDC and its securityholders. Moreover, the performance of investments will not be known at the time of allocation.
GBDC will be subject to corporate-level income tax if it is unable to qualify as a RIC.
In order to be subject to tax as a RIC under the Code, GBDC must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if GBDC distributes to its stockholders dividends for U.S. federal income tax purposes of an amount generally at least equal to 90% of its investment company taxable income, which is generally GBDC’s net ordinary income plus the excess of its net short-term capital gains in excess of its net long-term capital losses, determined without regard to any deduction for dividends paid, to GBDC stockholders on an annual basis. GBDC is subject, to the extent it uses debt financing, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict GBDC from making distributions necessary to qualify as a RIC. If GBDC is unable to obtain cash from other sources, GBDC may fail to be subject to tax as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, GBDC must also meet certain asset diversification requirements at the end of each quarter of its taxable year. Failure to meet these requirements may result in GBDC having to dispose of certain investments quickly in order to prevent the loss of its qualification as a RIC. Because most of GBDC’s investments are in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If GBDC fails to qualify as a RIC for any reason and become subject to corporate-level income tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distributions to stockholders and the amount of its distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on GBDC and its securityholders. See “Certain Material U.S. Federal Income Tax Consequences of the Merger — U.S. Federal Income Taxation of an Investment in GBDC Common Stock — Election to be Taxed as a RIC.”
GBDC may need to raise additional capital to grow because it must distribute most of its income.
GBDC may need additional capital to fund new investments and grow its portfolio of investments. GBDC intends to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. Unfavorable economic conditions could increase GBDC’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to GBDC. A reduction in the availability of new capital could limit GBDC’s ability to grow. In addition, GBDC is required to distribute each taxable year an amount at least equal to 90% of its investment company taxable income, determined without regard to any deduction for dividends paid as dividends for U.S. federal income tax purposes, to its stockholders to maintain its ability to be subject to tax as a RIC. As a result, these earnings are not available to fund new investments. An inability to access the capital markets successfully could limit GBDC’s ability to grow its business and execute its business strategy fully and could decrease its earnings, if any, which may have an adverse effect on the value of its securities. Furthermore, to the extent GBDC is not able to raise capital and is at or near its targeted leverage ratios, GBDC may receive smaller allocations, if any, on new investment opportunities under GC Advisors’ allocation policy and has, in the past, received such smaller allocations under similar circumstances.
GBDC may have difficulty paying its required distributions if it recognizes income before, or without, receiving cash representing such income.
For U.S. federal income tax purposes, GBDC includes in income certain amounts that it has not yet received in cash, such as the accretion of original issue discount. This arises if GBDC receives warrants in connection with the making of a loan and in other circumstances, or through contracted PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to GBDC’s overall investment activities, or increases in loan balances as a result of contracted PIK arrangements, is included in income before GBDC receives any corresponding cash payments. GBDC also may be required to include in income certain other amounts that it does not receive in cash.
That part of the incentive fee payable by GBDC that relates to its net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible, and GC Advisors will have no obligation to refund any fees it received in respect of such accrued income.
Since in certain cases GBDC may recognize income before or without receiving cash representing such income, GBDC may have difficulty meeting the annual distribution requirement applicable to RICs. In such a case, GBDC may have to sell some of its investments at times it would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If GBDC is not able to obtain such cash from other sources, GBDC may fail to qualify as a RIC and thus be subject to corporate-level income tax. See “Certain Material U.S. Federal Income Tax Consequences of the Merger — U.S. Federal Income Taxation of an Investment in GBDC Common Stock — Election to be Taxed as a RIC.”
Regulations governing GBDC’s operation as a business development company affect its ability to, and the way in which it, raises additional capital. As a business development company, the necessity of raising additional capital exposes GBDC to risks, including the typical risks associated with leverage.
GBDC may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which GBDC refers to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Following the approval of GBDC’s stockholders of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act and subject to GBDC’s compliance with certain disclosure requirements, effective as of February 6, 2019, under the provisions of the 1940 Act, GBDC is permitted as a business development company to issue senior securities in amounts such that its asset coverage, as defined in the 1940 Act, equals at least 150% of gross assets (other than the U.S. Small Business Administration (“SBA”) debentures of a small business investment company (“SBIC”) subsidiary, as permitted by exemptive relief GBDC has been granted by the SEC) less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities (other than the SBA debentures of an SBIC subsidiary, as permitted by exemptive relief GBDC has been granted by the SEC). If the value of GBDC’s assets declines, GBDC may be unable to satisfy this ratio. If that happens, GBDC may be required to sell a portion of its investments and, depending on the nature of its leverage, repay a portion of its indebtedness at a time when such sales may be disadvantageous. This could have a material adverse effect on GBDC’s operations and GBDC may not be able to make distributions in an amount sufficient to be subject to tax as a RIC, or at all. Also, any amounts that GBDC uses to service its indebtedness are not available for distributions to GBDC stockholders. If GBDC issues senior securities, GBDC will be exposed to typical risks associated with leverage, including an increased risk of loss. As of March 31, 2019, GBDC had $1,051.2 million of outstanding borrowings, including $179.4 million outstanding under the 2014 Debt Securitization and $408.2 million outstanding under the 2018 Debt Securitization.
In the absence of an event of default, no person or entity from which GBDC borrows money has a veto right or voting power over its ability to set policy, make investment decisions or adopt investment strategies. If GBDC issues preferred stock, which is another form of leverage, the preferred stock would rank “senior” to common stock in GBDC’s capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences or privileges more favorable than those of the GBDC common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of GBDC Common Stock or otherwise be in the best interest of GBDC’s common stockholders. Holders of GBDC Common Stock will directly or indirectly bear all of the costs associated with offering and servicing any preferred stock that GBDC issues. In addition, any interests of preferred stockholders may not necessarily align with the interests of holders of GBDC Common Stock and the rights of holders of shares of preferred stock to receive distributions would be senior to those of holders of shares of GBDC Common Stock. GBDC does not, however, anticipate issuing preferred stock in the next 12 months.
GBDC is not generally able to issue and sell GBDC Common Stock at a price below net asset value per share. GBDC may, however, sell GBDC Common Stock, or warrants, options or rights to acquire GBDC Common Stock, at a price below the then-current net asset value per share of GBDC Common Stock if the GBDC Board determines that such sale is in the best interests of GBDC and its stockholders, and if GBDC’s stockholders approve such sale. In any such case, the price at which GBDC’s securities are to be issued and sold may not be less than a price that, in the determination of the GBDC Board, closely approximates the market value of such securities (less any distributing commission or discount). If GBDC raises additional funds by issuing common stock or senior securities convertible into, or exchangeable for, GBDC Common Stock, then the percentage ownership of GBDC’s stockholders at that time will decrease, and holders of GBDC Common Stock might experience dilution.

GBDC intends to finance its investments with borrowed money, which will accelerate and increase the potential for gain or loss on amounts invested and may increase the risk of investing in GBDC.
The use of leverage accelerates and increases the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in GBDC’s securities. The amount of leverage that GBDC employs will depend on GC Advisors’ and the GBDC Board’s assessment of market and other factors at the time of any proposed borrowing. GBDC cannot assure you that it will be able to obtain credit at all or on terms acceptable to it. GBDC may issue senior debt securities to banks, insurance companies and other lenders. Lenders of these senior securities will have fixed dollar claims on GBDC’s assets that are superior to the claims of GBDC’s common stockholders, and GBDC would expect such lenders to seek recovery against GBDC’s assets in the event of a default. GBDC may pledge up to 100% of its assets and may grant a security interest in all of its assets under the terms of any debt instruments GBDC may enter into with lenders. The terms of GBDC’s existing indebtedness require GBDC to comply with certain financial and operational covenants, and GBDC expects similar covenants in future debt instruments. Failure to comply with such covenants could result in a default under the applicable credit facility or debt instrument if GBDC is unable to obtain a waiver from the applicable lender or holder, and such lender or holder could accelerate repayment under such indebtedness and negatively affect GBDC’s business, financial condition, results of operations and cash flows. In addition, under the terms of any credit facility or other debt instrument GBDC enters into, GBDC is likely to be required by its terms to use the net proceeds of any investments that GBDC sells to repay a portion of the amount borrowed under such facility or instrument before applying such net proceeds to any other uses. If the value of GBDC’s assets decreases, leveraging would cause GBDC’s net asset value to decline more rapidly and to a greater extent than it otherwise would have had GBDC not leveraged, thereby accelerating and increasing losses or eliminating GBDC’s equity stake in a leveraged investment. Similarly, any decrease in GBDC’s net investment income will cause its net income to decline more rapidly and to a greater extent than it would have had GBDC not borrowed. Such a decline would also negatively affect GBDC’s ability to make distributions on GBDC Common Stock or any outstanding preferred stock. GBDC’s ability to service its debt depends largely on its financial performance and is subject to prevailing economic conditions and competitive pressures. GBDC’s common stockholders bear the burden of any increase in GBDC’s expenses as a result of its use of leverage, including interest expenses and any increase in the base management fee payable to GC Advisors.
On September 13, 2011, GBDC received exemptive relief from the SEC allowing GBDC to modify the asset coverage requirement to exclude the SBA debentures from this calculation. As such, GBDC’s ratio of total consolidated assets to outstanding indebtedness may be less than the 150% minimum asset coverage requirement permitted by Section 61(a)(2) of the 1940 Act. This exemptive relief provides GBDC with increased investment flexibility but also increases GBDC’s risks related to leverage.
Following the approval of the GBDC’s stockholders of the reduced asset coverage requirements in Section 61(a)(2) of the 1940 Act and subject to GBDC's compliance with certain disclosure requirements, effective as of February 6, 2019, the reduced asset coverage requirement permits GBDC to double the maximum amount of leverage that it is permitted to incur, which provides GBDC with increased investment flexibility but also increases GBDC’s risks related to leverage.
The following table illustrates the effect of leverage on returns from an investment in GBDC Common Stock as of March 31, 2019, assuming various annual returns on GBDC’s portfolio as of March 31, 2019, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.
	Assumed Return on GBDC’s Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)	-25.67%	-15.12%	-4.56%	5.99%	16.55%

(1)
Assumes $2,039.6 million in total assets, $1,051.2 million in debt outstanding and $966.2 million in net assets as of March 31, 2019, and an average cost of funds of 4.20%, which is the GBDC’s annualized average borrowing cost, including all interest and amortization of debt issuance costs on the GBDC’s term debt securitizations, for the three months ended March 31, 2019.

Based on the GBDC’s outstanding indebtedness of  $1,051.2 million as of March 31, 2019, GBDC’s investment portfolio would have been required to experience an annual return of at least 2.16% to cover annual interest payments on the outstanding debt.
New legislation permits GBDC to incur additional leverage.
Business development companies are generally able to issue senior securities such that their asset coverage, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. In March 2018, the Small Business Credit Availability Act (“SBCAA”) amended Section 61(a) of the 1940 Act to add a new Section 61(a)(2) that reduces the asset coverage requirement applicable to business development companies from 200% to 150% so long as the business development company meets certain disclosure requirements and obtains certain approvals. On February 5, 2019, GBDC’s stockholders voted to approve the application of the reduced asset coverage requirements in Section 61(a)(2) to GBDC effective as of February 6, 2019. As a result of the stockholder approval, effective February 6, 2019, the asset coverage ratio under the 1940 Act applicable to GBDC decreased to 150% from 200%. In other words, under the 1940 Act, GBDC is now able to borrow $2 for investment purposes for every $1 of investor equity, as opposed to borrowing $1 for investment purposes for every $1 of investor equity. As a result, GBDC will be able to incur additional indebtedness in the future and investors in GBDC may face increased investment risk. In addition, GBDC’s management fee is based on its average adjusted gross assets, which includes leverage and, as a result, if GBDC were to incur additional leverage, management fees paid to GC Advisors would increase.
GBDC is subject to risks associated with the 2014 Debt Securitization and 2018 Debt Securitization.
As a result of the 2014 Debt Securitization and the 2018 Debt Securitization, GBDC is subject to a variety of risks, including those set forth below. GBDC uses the term “debt securitization” in this joint proxy statement/prospectus to describe a form of secured borrowing under which an operating company (sometimes referred to as an “originator” or “sponsor”) acquires or originates mortgages, receivables, loans or other assets that earn income, whether on a one-time or recurring basis (collectively, “income producing assets”), and borrows money on a non-recourse basis against a legally separate pool of loans or other income producing assets. In a typical debt securitization, the originator transfers the loans or income producing assets to a single-purpose, bankruptcy-remote subsidiary (also referred to as a “special purpose entity”), which is established solely for the purpose of holding loans and income producing assets and issuing debt secured by these income producing assets. The special purpose entity completes the borrowing through the issuance of notes secured by the loans or other assets. The special purpose entity may issue the notes in the capital markets to a variety of investors, including banks, non-bank financial institutions and other investors. In each of the 2014 Debt Securitization and 2018 Debt Securitization, institutional investors purchased certain of the 2014 Notes and the 2018 Notes, respectively, in private placements.
GBDC is subject to certain risks as a result of its direct interests in the junior notes and membership interests of the 2014 Issuer and its indirect interests in the junior notes and membership interests of the 2018 Debt Securitization.
Under the terms of the loan sale agreement governing the 2014 Debt Securitization, GBDC sold and/or contributed to the 2014 Issuer all of its ownership interest in GBDC’s portfolio loans and participations for the purchase price and other consideration set forth in such loan sale agreement. Following this transfer, the 2014 Issuer held all of the ownership interest in such portfolio loans and participations. As a result of the 2014 Debt Securitization and as of March 31, 2019, GBDC held the Class C-R 2014 Notes as well as all of the membership interests of the 2014 Issuer. As a result, GBDC consolidates the financial statements of the 2014 Issuer, as well as its other subsidiaries, in its consolidated financial statements.
Two loan sale agreements govern the 2018 Debt Securitization. Under the terms of the loan sale agreement entered into upon closing on November 16, 2018 (the “Loan Closing Date”) of the 2018 Debt Securitization (the “Closing Date Loan Sale Agreement”), which provides for the sale of assets on the Loan Closing Date to satisfy risk retention requirements, (1) GBDC transferred to GC Advisors a portion of its ownership interest in the portfolio company investments securing the 2018 Debt Securitization for the purchase price and other consideration set forth in the Closing Date Loan Sale Agreement and (2) immediately thereafter, GC Advisors sold to the 2018 Issuer all of its ownership interest in such portfolio loans for the purchase price and other consideration set forth in the Closing Date Loan Sale Agreement. Under the terms of the other loan sale agreement governing the 2018 Debt Securitization (the “Depositor Loan Sale Agreement”), which provides for the sale of assets on the Loan Closing Date as well as future sales from GBDC to the 2018 Issuer through Golub Capital BDC CLO III Depositor LLC (the “CLO Depositor”), (1) GBDC sold and/or contributed to the CLO Depositor the remainder of its ownership interest in the portfolio company investments securing the 2018 Debt Securitization and participations for the purchase price and other consideration set forth in the Depositor Loan Sale Agreement and (2) CLO Depositor, in turn, sold to the 2018 Issuer all of its ownership interest in such portfolio loans and participations for the purchase price and other consideration set forth in one of the loan sale agreements. Following these transfers, the 2018 Issuer, and not GC Advisors, CLO Depositor or GBDC, held all of the ownership interest in such portfolio company investments and participations. As a result of the 2018 Debt Securitization, GBDC held indirectly through the CLO Depositor, as of March 31, 2019, the Class C-2 2018 Notes, the Class D 2018 Notes and the Subordinated 2018 Notes as well as 100% of the membership interests in the 2018 Issuer. As a result, GBDC consolidates the financial statements of the 2018 Issuer, as well as its other subsidiaries, in its consolidated financial statements.
Because each of the 2014 Issuer, the CLO Depositor and the 2018 Issuer is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the sale or contribution by GBDC to the 2014 Issuer and the sale and contribution by GBDC to the CLO Depositor and the CLO Depositor to the 2018 Issuer did not constitute a taxable event for U.S. federal income tax purposes. If the U.S. Internal Revenue Service were to take a contrary position, there could be a material adverse effect on GBDC’s business, financial condition, results of operations or cash flows. GBDC may, from time to time, hold asset-backed securities, or the economic equivalent thereof, issued by a securitization vehicle sponsored by another business development company to the extent permitted under the 1940 Act.
The Class C-R 2014 Notes are subordinated obligations of the 2014 Issuer and the Class C-2 2018 Notes, the Class D 2018 Notes, Subordinated 2018 Notes, and membership interests are subordinated obligations of the 2018 Issuer and GBDC may not receive cash from the 2014 Issuer or the 2018 Issuer.
The Class C-R 2014 Notes are the most junior class of notes issued by the 2014 Issuer, are subordinated in priority of payment to the Class A-R 2014 Notes and the Class B-R 2014 Notes and are subject to certain payment restrictions set forth in the indenture governing the 2014 Notes. Therefore, GBDC only receives cash distributions on the Class C-R 2014 Notes if the 2014 Issuer has made all cash interest payments to all other notes it has issued. Consequently, to the extent that the value of the 2014 Issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, or as a result of defaulted loans or individual fund assets, the value of the Class C-R 2014 Notes at their redemption could be reduced. If the 2014 Issuer does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the 2014 Debt Securitization, cash would be diverted from the Class C-R 2014 Notes to first pay the Class A-R 2014 Notes and Class B-R 2014 Notes in amounts sufficient to cause such tests to be satisfied.
The 2014 Issuer is the residual claimant on funds, if any, remaining after holders of all classes of 2014 Notes have been paid in full on each payment date or upon maturity of such notes under the 2014 Debt Securitization documents. The membership interests in the 2014 Issuer represent all of the equity interest in the 2014 Issuer. As the holder of the membership interests, GBDC may receive distributions, if any, only to the extent that the 2014 Issuer makes distributions out of funds remaining after holders of all classes of 2014 Notes have been paid in full on each payment date any amounts due and owing on such payment date or upon maturity of such 2014 Notes. In the event that GBDC fails to receive cash directly from the 2014 Issuer, GBDC could be unable to make such distributions in amounts sufficient to maintain its ability to be subject to tax as a RIC, or at all.
The Class C-2 2018 Notes are subordinated in priority of payment to the each of the Class A 2018 Notes and the Class B 2018 Notes issued by the 2018 Issuer, generally receive payments pro-rata with the Class C-1 2018 Notes and are subject to certain payment restrictions set forth in the indenture governing the 2018 Notes. Therefore, the CLO Depositor only receives cash distributions on the Class C-2 2018 Notes if the 2018 Issuer has made all cash interest payments in respect of the issued Class A 2018 Notes and Class B 2018 Notes, and GBDC only receives cash distributions in respect of its indirect ownership of the Class C-2 2018 Notes to the extent that the CLO Depositor receives any cash distributions in respect of its direct ownership of the Class C-2 2018 Notes. Consequently, to the extent that the value of the 2018 Issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, or as a result of defaulted loans or individual fund assets, the value of the Class C-2 2018 Notes at their redemption could be reduced. In addition, if the 2018 Issuer does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the 2018 Debt Securitization, cash would be diverted from the Class C-2 2018 Notes to first pay the Class A 2018 Notes and the Class B 2018 Notes in amounts sufficient to cause such tests to be satisfied.
The Class D 2018 Notes are subordinated in priority of payment to the each of the Class A 2018 Notes, the Class B 2018 Notes, the Class C-1 2018 Notes and the Class C-2 2018 Notes issued by the 2018 Issuer and are subject to certain payment restrictions set forth in the indenture governing the 2018 Notes. Therefore, the CLO Depositor only receives cash distributions on the Class D 2018 Notes if the 2018 Issuer has made all cash interest payments in respect of the issued Class A 2018 Notes, Class B 2018 Notes, Class C-1 2018 Notes and Class C-2 2018 Notes, and GBDC only receives cash distributions in respect of its indirect ownership of the Class D 2018 Notes to the extent that the CLO Depositor receives any cash distributions in respect of its direct ownership of the Class D 2018 Notes. Consequently, to the extent that the value of the 2018 Issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, or as a result of defaulted loans or individual fund assets, the value of the Class D 2018 Notes at their redemption could be reduced. In addition, if the 2018 Issuer does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the 2018 Debt Securitization, cash would be diverted from the Class D 2018 Notes to first pay the Class A 2018 Notes, the Class B 2018 Notes, Class C-1 2018 Notes and the Class C-2 2018 Notes in amounts sufficient to cause such tests to be satisfied.
The Subordinated 2018 Notes are the most junior class of notes issued by the 2018 Issuer, are subordinated in priority of payment to every other class of notes issued by the 2018 Issuer and are subject to certain payment restrictions set forth in the indenture governing the 2018 Notes. Therefore, the CLO Depositor only receives cash distributions on the Subordinated 2018 Notes if the 2018 Issuer has made all cash interest payments to all other notes it has issued. GBDC only receives cash distributions in respect of its indirect ownership of the Subordinated 2018 Notes to the extent that the CLO Depositor receives any cash distributions in respect of its direct ownership of the Subordinated 2018 Notes. The Subordinated 2018 Notes are also unsecured and rank behind all of the secured creditors, known or unknown, of the 2018 Issuer, including the holders of the senior notes it has issued. Consequently, to the extent that the value of the 2018 Issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, or as a result of defaulted loans or individual fund assets, the value of the Subordinated 2018 Notes at their redemption could be reduced. In addition, if the 2018 Issuer does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the 2018 Debt Securitization, cash would be diverted from the Subordinated 2018 Notes to first pay the Class A 2018 Notes, Class B 2018 Notes, Class C-1 2018 Notes, the Class C-2 2018 Notes and the Class D 2018 Notes in amounts sufficient to cause such tests to be satisfied.
For so long as they are outstanding, the Subordinated 2018 Notes represent the residual interest payee under the documents governing the 2018 Debt Securitization. As such, the holder of the Subordinated 2018 Notes is the residual claimant on distributions, if any, made by the 2018 Issuer after holders of all other 2018 Notes have been paid in full on each payment date or upon maturity of such notes under the 2018 Debt Securitization documents. Such payments may be made by the 2018 Issuer only to the extent permitted under the 2018 Debt Securitization documents on any payment date or upon payment in full of the notes issued by the 2018 Issuer.
The interests of holders of the senior classes of securities issued by the 2014 Issuer and 2018 Issuer may not be aligned with GBDC’s interests.
The Class A-R 2014 Notes are the debt obligations ranking senior in right of payment to other securities issued by the 2014 Issuer in the 2014 Debt Securitization. As such, there are circumstances in which the interests of holders of the Class A-R 2014 Notes may not be aligned with the interests of holders of the other classes of notes issued by, and membership interests of, the 2014 Issuer. For example, under the terms of the Class A-R 2014 Notes, holders of the Class A-R 2014 Notes have the right to receive payments of principal and interest prior to holders of the Class B-R 2014 Notes, the Class C-R 2014 Notes and the 2014 Issuer.
The Class A 2018 Notes are the debt obligations ranking senior in right of payment to other securities issued by the 2018 Issuer in the 2018 Debt Securitization. As such, there are circumstances in which the interests of holders of the Class A 2018 Notes may not be aligned with the interests of holders of the other classes of notes issued by, and membership interests of, the 2018 Issuer. For example, under the terms of the Class A 2018 Notes, holders of the Class A 2018 Notes have the right to receive payments of principal and interest prior to holders of the Class B 2018 Notes, the Class C-1 2018 Notes, the Class C-2 2018 Notes, the Class D 2018 Notes, the Subordinated 2018 Notes and the 2018 Issuer.
For as long as the Class A-R 2014 Notes remain outstanding, holders of the Class A-R 2014 Notes the Controlling Class under the 2014 Debt Securitization. As used herein, “Controlling Class” refers to the most senior class of notes then outstanding of the 2014 Issuer or the 2018 Issuer, as applicable. If the Class A-R 2014 Notes are paid in full, the Class B-R 2014 Notes would comprise the Controlling Class under the 2014 Debt Securitization. For as long as the Class A 2018 Notes remain outstanding, holders of the Class A 2018 Notes comprise the Controlling Class under the 2018 Debt Securitization. If the Class A 2018 Notes are paid in full, the Class B 2018 Notes would comprise the Controlling Class under the 2018 Debt Securitization. Holders of the Controlling Class under the 2014 Debt Securitization and 2018 Debt Securitization have the right to act in certain circumstances with respect to the portfolio loans in ways that may benefit their interests but not the interests of holders of more junior classes of notes and membership interests, including by exercising remedies under the indenture in the 2014 Debt Securitization and the 2018 Debt Securitization, as applicable.
If an event of default has occurred and acceleration occurs in accordance with the terms of the indenture for either the 2014 Debt Securitization or the 2018 Debt Securitization, the Controlling Class of such debt securitization, as the most senior class of notes then outstanding in such debt securitization will be paid in full before any further payment or distribution on the more junior classes of notes and membership interests. In addition, if an event of default under the 2014 Debt Securitization or the 2018 Debt Securitization, as applicable, occurs, holders of a majority of the Controlling Class of the applicable debt securitization may be entitled to determine the remedies to be exercised under the applicable indenture, subject to the terms of such indenture. For example, upon the occurrence of an event of default with respect to the notes issued by the 2014 Issuer, the trustee or holders of a majority of the Controlling Class may declare the principal, together with any accrued interest, of all the notes of such class and any junior classes to be immediately due and payable. This would have the effect of accelerating the principal on such notes, triggering a repayment obligation on the part of the 2014 Issuer. If at such time the portfolio loans were not performing well, the 2014 Issuer may not have sufficient proceeds available to enable the trustee under the indenture to repay the obligations of holders of the Class C-R 2014 Notes, or to pay a dividend to holders of the membership interests.
Remedies pursued by the Controlling Class could be adverse to the interests of the holders of the notes that are subordinated to the Controlling Class (which would include the Class C-R 2014 Notes to the extent the Class A-R 2014 Notes or Class B-R 2014 Notes constitute the Controlling Class and the Class C-2 2018 Notes, Class D 2018 Notes and Subordinated 2018 Notes to the extent the Class A 2018 Notes, Class B 2018 Notes, Class C-1 2018 Notes and Class C-2 2018 Notes, or Class D 2018 Notes constitute the Controlling Class), and the Controlling Class will have no obligation to consider any possible adverse effect on such other interests. Thus, GBDC cannot assure you that any remedies pursued by the Controlling Class will be in the best interests of the CLO Depositor or GBDC, or that the CLO Depositor or GBDC will receive any payments or distributions upon an acceleration of the notes. In a liquidation under the 2014 Debt Securitization, the Class C-R 2014 Notes will be subordinated to payment of the Class A-R 2014 Notes and Class B-R 2014 Notes and may not be paid in full to the extent funds remaining after payment of the Class A-R 2014 Notes and Class B-R 2014 Notes are insufficient. In addition, under the 2014 Debt Securitization, after the Class A-R 2014 Notes and Class B-R 2014 Notes are paid in full, the holder of the Class C-R 2014 Notes will be the only remaining noteholder and may amend the applicable indenture to, among other things, direct the assignment of any remaining assets to other wholly-owned subsidiaries for a price less than the fair market value of such assets with the difference in price to be considered an equity contribution to such subsidiaries. In a liquidation under the 2018 Debt Securitization, the Class C-2 2018 Notes, Class D 2018 Notes and Subordinated 2018 Notes will be subordinated to payment of the Class A 2018 Notes, Class B 2018 Notes and, in the case of the Class D 2018 Notes and Subordinated 2018 Notes only, the Class C-1 2018 Notes, and may not be paid in full to the extent funds remaining after payment of the Class A 2018 Notes, Class B 2018 Notes and, in the case of the Class D 2018 Notes and Subordinated 2018 Notes only, the Class C-1 2018 Notes are insufficient. In addition, under the 2018 Debt Securitization, after the Class A 2018 Notes, Class B 2018 Notes and Class C-1 2018 Notes are paid in full, the CLO Depositor will be the only remaining noteholder and may amend the applicable indenture to, among other things, direct the assignment of any remaining assets to other wholly-owned subsidiaries for a price less than the fair market value of such assets with the difference in price to be considered an equity contribution to such subsidiaries. Any failure of the 2014 Issuer or the 2018 Issuer to make distributions on the notes GBDC indirectly or directly holds, whether as a result of an event of default, liquidation or otherwise, could have a material adverse effect on GBDC’s business, financial condition, results of operations and cash flows and may result in an inability of GBDC to make distributions sufficient to maintain its ability to be subject to tax as a RIC, or at all.
The 2014 Issuer and 2018 Issuer may fail to meet certain asset coverage tests.
Under the documents governing the 2014 Debt Securitization, there are two asset coverage tests applicable to the Class A-R 2014 Notes, the Class B-R 2014 Notes and the Class C-R 2014 Notes, and the documents governing the 2018 Debt Securitization provide for the same two asset coverage tests applicable to the Class A 2018 Notes, the Class B 2018 Notes, the Class C-1 2018 Notes, the Class C-2 2018 Notes and the Class D 2018 Notes.
The first such test compares the amount of interest received on the portfolio loans held by the 2014 Issuer or the 2018 Issuer, as applicable, to the amount of interest payable in respect of the Class A-R 2014 Notes, the Class B-R 2014 Notes and the Class C-R 2014 Notes, with respect to the 2014 Issuer, and the Class A 2018 Notes, the Class B 2018 Notes, the Class C-1 2018 Notes, the Class C-2 2018 Notes and the Class D 2018 Notes, with respect to the 2018 Issuer. To meet this first test, in the case of the 2014 Debt Securitization, interest received on the portfolio loans must equal at least 120% of the interest payable in respect of the Class A-R 2014 Notes and Class B-R 2014 Notes, taken together, and at least 110% of the interest payable in respect of the Class C-R 2014 Notes, and, in the case of the 2018 Debt Securitization, interest received on the portfolio loans must equal at least 120% of the interest payable in respect of the Class A 2018 Notes and Class B 2018 Notes, taken together, at least 110% of the interest payable in respect of the Class C-1 2018 Notes and the Class C-2 2018 Notes, taken together, and at least 105% of the interest payable in respect of the Class D 2018 Notes.
The second such test compares the principal amount of the portfolio loans of the applicable debt securitization to the aggregate outstanding principal amount of the Class A-R 2014 Notes, the Class B-R 2014 Notes and the Class C-R 2014 Notes, with respect to the 2014 Debt Securitization, and the Class A 2018 Notes, the Class B 2018 Notes, the Class C-1 2018 Notes, the Class C-2 2018 Notes and the Class D 2018 Notes, with respect to the 2018 Debt Securitization. To meet this second test at any time in the case of the 2014 Debt Securitization, the aggregate principal amount of the portfolio loans must equal at least 153.6% of the Class A-R 2014 Notes and the Class B-R 2014 Notes, taken together, and 136.1% of the Class C-R 2014 Notes. To meet this second test at any time in the case of the 2018 Debt Securitization, the aggregate principal amount of the portfolio loans must equal at least 145.6% of the Class A 2018 Notes and Class B 2018 Notes, taken together, at least 126.7% of the Class C-1 2018 Notes and Class C-2 2018 Notes, taken together, and at least 116.7% of the Class D 2018 Notes.
If any asset coverage test with respect to the Class A-R 2014 Notes, the Class B-R 2014 Notes or Class C-R 2014 Notes is not met, proceeds from the portfolio of loan investments that otherwise would have been distributed to the holders of the Class C-R 2014 Notes and the 2014 Issuer will instead be used to redeem first the Class A-R 2014 Notes and then the Class B-R 2014 Notes, to the extent necessary to satisfy the applicable asset coverage tests on a pro forma basis after giving effect to all payments made in respect of the notes, which GBDC refers to as a mandatory redemption, or to obtain the necessary ratings confirmation. If any asset coverage test with respect to the Class A 2018 Notes, the Class B 2018 Notes,

Class C-1 2018 Notes, Class C-2 2018 Notes or Class D 2018 Notes is not met, proceeds from the portfolio of loan investments that otherwise would have been distributed to the holders of the Class C-1 2018 Notes, Class C-2 2018 Notes, Class D 2018 Notes or Subordinated 2018 Notes and the 2018 Issuer will instead be used to redeem first the Class A 2018 Notes, then the Class B 2018 Notes and then the Class C-1 2018 Notes and Class C-2 2018 Notes, to the extent necessary to satisfy the applicable asset coverage tests on a pro forma basis after giving effect to all payments made in respect of the notes, which GBDC refers to as a mandatory redemption, or to obtain the necessary ratings confirmation.
The value of the Class B-R 2014 Notes, Class C-2 2018 Notes, Class D 2018 Notes, or Subordinated 2018 Notes could be adversely affected by a mandatory redemption because such redemption could result in the applicable notes being redeemed at par at a time when they are trading in the secondary market at a premium to their stated principal amount and when other investments bearing the same rate of interest may be difficult or expensive to acquire. A mandatory redemption could also result in a shorter investment duration than a holder of such notes may have wanted or anticipated, which could, in turn, result in such a holder incurring breakage costs on related hedging transactions. In addition, the reinvestment period under the 2018 Debt Securitization may extend through as late as January 15, 2023. During this reinvestment period, market conditions and restrictions on investment under the indenture governing the 2018 Debt Securitization could result in periods of time in which the 2018 Issuer is not able to fully invest its available collateral or during which collateral available is not of comparable quality or yield, which could affect the value of the collateral securing the Class C-2 2018 Notes, Class D 2018 Notes, or Subordinated 2018 Notes.
GBDC may be required to assume liabilities of the 2014 Issuer and 2018 Issuer and is indirectly liable for certain representations and warranties in connection with the 2014 Debt Securitization and 2018 Debt Securitization.
The structure of the 2014 Debt Securitization is intended to prevent, in the event of the 2014 Issuer’s bankruptcy, the consolidation of the 2014 Issuer with GBDC’s operations. The structure of the 2018 Debt Securitization is intended to prevent, in the event of GBDC’s bankruptcy or the bankruptcy of the CLO Depositor, the consolidation of the 2018 Issuer with GBDC’s operations or those of the CLO Depositor. If the true sale of the assets in the 2014 Debt Securitization and the 2018 Debt Securitization, as applicable, were not respected in the event of GBDC’s insolvency, a trustee or debtor-in-possession might reclaim the assets of the 2014 Issuer and 2018 Issuer for GBDC’s estate. However, in doing so, GBDC would become directly liable for all of the indebtedness then outstanding under the 2014 Debt Securitization and 2018 Debt Securitization, which would equal the full amount of debt of the 2014 Issuer and 2018 Issuer reflected on GBDC’s consolidated balance sheet. In addition, GBDC cannot assure you that the recovery in the event GBDC were consolidated with the 2014 Issuer or the 2018 Issuer for purposes of any bankruptcy proceeding would exceed the amount to which GBDC would otherwise be entitled as the holder of the Class C-R 2014 Notes, and the indirect holder of the Class C-2 2018 Notes and Class D 2018 Notes had GBDC not been consolidated with the 2014 Issuer and 2018 Issuer.
In addition, in connection with each of the 2014 Debt Securitization and 2018 Debt Securitization, GBDC indirectly gave the trustee for the benefit of investors certain customary representations with respect to the legal structure of the 2014 Issuer and 2018 Issuer, respectively, and the quality of the assets transferred to each entity. GBDC remains indirectly liable for any breach of such representations for the life of the 2014 Debt Securitization and 2018 Debt Securitization, respectively.
The 2018 Issuer may issue additional Subordinated 2018 Notes.
Under the terms of the 2018 Debt Securitization documents, the 2018 Issuer could issue additional Subordinated 2018 Notes and use the net proceeds of such issuance to purchase additional portfolio loans. Any such additional issuance, however, would require the consent of the collateral manager to the 2018 Debt Securitization, the CLO Depositor and a supermajority of the Subordinated 2018 Notes. Among the other conditions that must be satisfied in connection with an additional issuance of Subordinated 2018 Notes, the aggregate principal amount of all additional issuances of Subordinated 2018 Notes may not exceed 100% of the respective original outstanding principal amount of the Subordinated 2018 Notes; the 2018 Issuer must notify each rating agency of such issuance prior to the issuance date; and the terms of the Subordinated 2018 Notes to be issued must be identical to the terms of previously issued Subordinated

2018 Notes. GBDC does not expect to cause the 2018 Issuer to issue any additional Subordinated 2018 Notes at this time. GBDC may amend the 2018 Debt Securitization documents from time to time, and without amendment, the 2018 Debt Securitization documents do not provide for additional issuances of Class A 2018 Notes. The total purchase price for any additional Subordinated 2018 Notes that may be issued may not always equal 100% of the par value of such 2018 Notes, depending on several factors, including fees and closing expenses.
GBDC is subject to risks associated with the Revolving Credit Facilities.
As a result of the Revolving Credit Facilities, GBDC is subject to a variety of risks, including those set forth below.
GBDC’s interests in GBDC Funding and GBDC Funding II are subordinated, and GBDC may not receive cash on its equity interests from GBDC Funding and GBDC Funding II.
GBDC owns directly or indirectly 100% of the equity interests in GBDC Funding and GBDC Funding II. GBDC consolidates the financial statements of GBDC Funding and GBDC Funding II in its consolidated financial statements and treats the indebtedness under the Revolving Credit Facilities as GBDC’s leverage. GBDC’s interests in GBDC Funding and GBDC Funding II are subordinated in priority of payment to every other obligation of GBDC Funding and GBDC Funding II and are subject to certain payment restrictions set forth in each Revolving Credit Facility. GBDC receives cash distributions on its equity interests in GBDC Funding and GBDC Funding II only if GBDC Funding and GBDC Funding II have made all required cash interest payments to the respective lenders and no default exists under the respective Revolving Credit Facility. GBDC cannot assure you that distributions on the assets held by GBDC Funding or GBDC Funding II will be sufficient to make any distributions to GBDC or that such distributions will meet GBDC’s expectations.
GBDC receives cash from GBDC Funding or GBDC Funding II only to the extent that GBDC receives distributions on its equity interests in GBDC Funding and GBDC Funding II. GBDC Funding and GBDC Funding II each may make distributions on their equity interests only to the extent permitted by the payment priority provisions of the applicable Revolving Credit Facility. Each of the Revolving Credit Facilities generally provides that payments on the respective interests may not be made on any payment date unless all amounts owing to the lenders and other secured parties are paid in full. In addition, if GBDC Funding or GBDC Funding II do not meet the borrowing base tests set forth in the documents of the applicable Revolving Credit Facility, a default would occur. In the event of a default under either Revolving Credit Facility document, cash would be diverted from GBDC to pay the applicable lender and other secured parties in amounts sufficient to cause such tests to be satisfied. In the event that GBDC fails to receive cash from GBDC Funding and/or GBDC Funding II, GBDC could be unable to make distributions to GBDC Stockholders in amounts sufficient to maintain its status as a RIC, or at all. GBDC also could be forced to sell investments in portfolio companies at less than their fair value in order to continue making such distributions.
GBDC’s equity interests in GBDC Funding and GBDC Funding II rank behind all of the secured and unsecured creditors, known or unknown, of GBDC Funding and GBDC Funding II, as applicable, including the lenders in the respective Revolving Credit Facility. Consequently, to the extent that the value of GBDC Funding’s or GBDC Funding II’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates, the returns on GBDC’s investments in GBDC Funding or GBDC Funding II could be reduced. Accordingly, GBDC’s investments in each of GBDC Funding and GBDC Funding II may be subject to up to 100% loss.
The ability to sell investments held by GBDC Funding, GBDC Funding II, the 2014 Issuer and the 2018 Issuer is limited.
Each of the Revolving Credit Facilities, the 2014 Debt Securitization and the 2018 Debt Securitization place significant restrictions on GBDC’s ability, as servicer or collateral manager, as applicable, to sell investments. As a result, there may be times or circumstances during which GBDC is unable to sell investments or take other actions that might be in its best interests.

GBDC is subject to risks associated with its SBIC Funds.
As a result of GBDC’s consolidated subsidiaries, GC SBIC IV, L.P. (“SBIC IV”), GC SBIC V, L.P. (“SBIC V”) and GC SBIC VI, L.P. (“SBIC VI”, and collectively with SBIC IV and SBIC V, the “SBIC Funds”), GBDC is subject to a variety of risks, including those set forth below.
GBDC’s interests in the SBIC Funds are subordinated, and GBDC may not receive cash on its equity interests from either of the SBIC Funds.
GBDC owns 100% of the equity interests in SBIC IV, SBIC V and SBIC VI. GBDC consolidates the financial statements of each of the SBIC Funds in its consolidated financial statements. GBDC’s interests in the SBIC Funds are subordinated in priority of payment to the SBA-guaranteed debentures issued by the respective SBIC Fund. GBDC receives cash from SBIC IV, SBIC V and SBIC VI only to the extent that GBDC receives distributions on its equity interests in each such SBIC Fund. GBDC’s SBIC Funds may be limited by SBA regulations governing SBICs from making certain distributions to GBDC unless GBDC requests a waiver of the SBA restrictions. GBDC cannot assure you that the SBA would grant any such waiver. In the event that GBDC fails to receive cash from its SBIC Funds, GBDC could be unable to make distributions to GBDC Stockholders in amounts sufficient to maintain its status as a RIC, or at all. GBDC also could be forced to sell investments in portfolio companies at less than their fair value in order to continue making such distributions.
GBDC’s SBIC Funds are licensed by the SBA and are subject to SBA regulations which limit the scope of investments available to the SBIC Funds.
GBDC’s wholly-owned subsidiaries, SBIC IV, SBIC V and SBIC VI, received licenses to operate as SBICs under the Small Business Act of 1958, as amended (the “1958 Act”), and are regulated by the SBA. The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and regulates the types of financings and prohibits investing in certain industries. Compliance with SBIC requirements may cause GBDC’s SBIC Funds to invest at less competitive rates in order to qualify investments under the SBA regulations.
Further, SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant regulations. If GBDC’s SBIC Funds fail to comply with applicable regulations, the SBA could, depending on the severity of the violation, limit or prohibit their use of debentures, declare outstanding debentures immediately due and payable, and/or limit them from making new investments. In addition, the SBA could revoke or suspend GBDC’s SBIC Funds’ licenses for willful or repeated violation of, or willful or repeated failure to observe, any provision of the 1958 Act or any rule or regulation promulgated thereunder. These actions by the SBA could have a material adverse effect on GBDC’s business, financial condition and results of operations.
GBDC’s ability to invest in public companies may be limited in certain circumstances.
To maintain its status as a business development company, GBDC is not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of GBDC’s total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and investments in distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250.0 million at the time of such investment.
GBDC may enter into reverse repurchase agreements, which are another form of leverage.
GBDC may enter into reverse repurchase agreements as part of its management of its temporary investment portfolio. Under a reverse repurchase agreement, GBDC will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, GBDC would be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of GBDC.

GBDC’s use of reverse repurchase agreements, if any, involves many of the same risks involved in its use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that GBDC has sold but remain obligated to purchase. In addition, there is a risk that the market value of the securities retained by GBDC may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, GBDC may be adversely affected. Also, in entering into reverse repurchase agreements, GBDC would bear the risk of loss to the extent that the proceeds of such agreements at settlement are less than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements, GBDC’s net asset value would decline, and, in some cases, GBDC may be worse off than if it had not used such agreements.
Adverse developments in the credit markets may impair GBDC’s ability to enter into new debt financing arrangements.
During the economic downturn in the United States that began in mid-2007, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited routine refinancing and loan modification transactions and even reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. To the extent these circumstances arise again in the future, it may be difficult for GBDC to finance the growth of its investments on acceptable economic terms, or at all, and one or more of GBDC’s leverage facilities could be accelerated by the lenders.
If GBDC does not invest a sufficient portion of its assets in qualifying assets, GBDC could fail to qualify as a business development company or be precluded from investing according to its current business strategy.
As a business development company, GBDC may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of its total assets are qualifying assets. In the future, GBDC believes that most of its investments will constitute qualifying assets. However, GBDC may be precluded from investing in what GBDC believes are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If GBDC does not invest a sufficient portion of its assets in qualifying assets, GBDC could violate the 1940 Act provisions applicable to business development companies. As a result of such violation, specific rules under the 1940 Act could prevent GBDC, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of its position) or could require GBDC to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If GBDC needs to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. GBDC may not be able to find a buyer for such investments and, even if GBDC does find a buyer, GBDC may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on GBDC’s business, financial condition, results of operations and cash flows.
Failure to qualify as a business development company would decrease GBDC’s operating flexibility
If GBDC does not maintain its status as a business development company, GBDC would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, GBDC would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease its operating flexibility.
The majority of GBDC’s portfolio investments are recorded at fair value as determined in good faith by the GBDC Board and, as a result, there may be uncertainty as to the value of GBDC’s portfolio investments.
The majority of GBDC’s portfolio investments take the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable, and GBDC values these securities at fair value as determined in good faith by the GBDC Board, including to reflect significant events affecting the value of GBDC’s securities. As discussed in more detail under “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Golub Capital BDC, Inc. — Critical Accounting Policies,” most, if not all, of GBDC’s investments (other than cash and cash equivalents) are classified as Level 3 under Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurement and Disclosure, as amended (“ASC Topic 820”). This means that GBDC’s portfolio valuations are based on unobservable inputs and GBDC’s own assumptions about how market participants would price the asset or liability in question. Inputs into the determination of fair value of GBDC’s portfolio investments require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which may include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information.
GBDC has retained the services of several independent service providers to review the valuation of these securities. At least once annually, the valuation for each portfolio investment for which a market quote is not readily available is reviewed by an independent valuation firm. The types of factors that the GBDC Board may take into account in determining the fair value of GBDC’s investments generally include, as appropriate, comparison to publicly traded securities, including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, GBDC’s determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. GBDC’s net asset value could be adversely affected if its determinations regarding the fair value of its investments were materially higher than the values that GBDC ultimately realizes upon the disposal of such securities.
GBDC adjusts quarterly the valuation of its portfolio to reflect the GBDC Board’s determination of the fair value of each investment in its portfolio. Any changes in fair value are recorded in GBDC’s consolidated statement of operations as net change in unrealized appreciation or depreciation.
GBDC may experience fluctuations in its quarterly operating results.
GBDC could experience fluctuations in its quarterly operating results due to a number of factors, including the interest rate payable on the debt securities GBDC acquires, the default rate on such securities, the number and size of investments GBDC originates or acquires, the level of GBDC’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which GBDC encounters competition in its markets and general economic conditions. In light of these factors, results for any period should not be relied upon as being indicative of GBDC’s performance in future periods.
New or modified laws or regulations governing GBDC’s operations may adversely affect its business.
GBDC and its portfolio companies are subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, including as the result of interpretive guidance or other directives from the U.S. President and others in the executive branch, and new laws, regulations and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on GBDC’s business.
In particular the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) impacts many aspects of the financial services industry, and it requires the development and adoption of many implementing regulations over the next several years. The effects of Dodd-Frank on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. President Trump and certain members of Congress have indicated that they will seek to amend or repeal portions of Dodd-Frank and to overhaul the Code, among other federal laws, which may create regulatory uncertainty in the near term, and in March 2018 the U.S. Senate passed a bill that eased financial regulations and reduced oversight for certain entities. While the impact of Dodd-Frank and any federal tax reform legislation on GBDC and its portfolio companies may not be known for an extended period of time, Dodd-Frank and any tax reform enacted as law, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the operations, cash flows or financial condition of GBDC or its portfolio companies, impose additional costs on GBDC or its portfolio companies, intensify the regulatory supervision of GBDC or its portfolio companies or otherwise adversely affect GBDC’s business or the business of its portfolio companies. In addition, if GBDC does not comply with applicable laws and regulations, GBDC could lose any licenses that it then holds for the conduct of its business and may be subject to civil fines and criminal penalties.
Additionally, changes to the laws and regulations governing GBDC’s operations, including those associated with RICs, may cause GBDC to alter its investment strategy in order to avail itself of new or different opportunities or result in the imposition of corporate-level taxes on GBDC. Such changes could result in material differences to GBDC’s strategies and plans and may shift GBDC’s investment focus from the areas of expertise of GC Advisors to other types of investments in which GC Advisors may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on GBDC’s results of operations and the value of your investment. If GBDC invests in commodity interests in the future, GC Advisors may determine not to use investment strategies that trigger additional regulation by the U.S. Commodity Futures Trading Commission (“CFTC”) or may determine to operate subject to CFTC regulation, if applicable. If GBDC or GC Advisors were to operate subject to CFTC regulation, GBDC may incur additional expenses and would be subject to additional regulation.
On October 21, 2014, U.S. risk retention rules adopted pursuant to Section 941 of Dodd-Frank (the “U.S. Risk Retention Rules”) were issued and became effective with respect to collateralized loan obligation (“CLOs”) on December 24, 2016. The U.S. Risk Retention Rules require the sponsor (directly or through a majority-owned affiliate) of a debt securitization subject to such rules, such as CLOs, in the absence of an exemption, to retain an economic interest (the “Retention Interest”) in the credit risk of the assets being securitized in the form of an eligible horizontal residual interest, an eligible vertical interest, or a combination thereof, in accordance with the requirements of the U.S. Risk Retention Rules. Due to the interplay of the 1940 Act restrictions on principal and joint transactions and the U.S. Risk Retention Rules, GBDC sought no-action relief to ensure that GBDC could engage in CLO financing under the 1940 Act and the risk retention rules mandated by Section 941 of Dodd-Frank. On September 7, 2018 GBDC received a no-action letter from the staff  (the “Staff”) of the Division of Investment Management of the SEC that states that the Staff would not recommend that the SEC take any enforcement action under Section 57(a) of the 1940 Act, or Rule 17d-1 under the 1940 Act against GBDC or GC Advisors if GBDC were to acquire CLO equity as a Retention Interest in the manner described in a letter submitted to the Staff on behalf of GBDC.
However, the no-action relief GBDC received did not address whether or not the CLO transactions described therein would satisfy the requirements of the U.S. Risk Retention Rules. As a general matter, available interpretive authority to date addressing the U.S. Risk Retention Rules applicable to CLOs is limited, and there is limited judicial decisional authority or applicable agency interpretation that has directly addressed any of the risk retention approaches taken with respect to CLOs. Accordingly, there can be no assurance that the applicable federal agencies will agree that any CLO transaction GBDC undertakes, or the manner in which GBDC holds any retention interests, complies with the U.S. Risk Retention Rules. If GBDC ever determined that undertaking CLO transactions would subject it or any of its affiliates to unacceptable regulatory risk, GBDC’s ability to execute CLOs may be limited or otherwise curtailed. Given the more attractive financing costs associated with these types of debt securitization as opposed to other types of financing available (such as traditional senior secured facilities), this would, in turn, increase GBDC’s financing costs. Any associated increase in financing costs would ultimately be borne by GBDC’s common stockholders.
On February 3, 2017, President Trump signed Executive Order 13772 (the “Executive Order”) announcing the Administration’s policy to regulate the U.S. financial system in a manner consistent with certain “Core Principles,” including regulation that is efficient, effective and appropriately tailored. The Executive Order directed the Secretary of the Treasury, in consultation with the heads of the member agencies of the Financial Stability Oversight Council, to report to the President on the extent to which existing laws, regulations and other government policies promote the Core Principles and to identify any laws, regulations or other government policies that inhibit federal regulation of the U.S. financial system. On June 12, 2017, the U.S. Department of the Treasury published the first of several reports in response to the Executive Order on the depository system covering banks and other savings institutions. On October 6, 2017, the Treasury released a second report outlining ways to streamline and reform the U.S. regulatory system for capital markets, followed by a third report, on October 26, 2017, examining the current regulatory framework for the asset management and insurance industries. Subsequent reports are expected to address: retail and institutional investment products and vehicles; non-bank financial institutions; financial technology; and financial innovation.
On December 22, 2017, the Tax Cuts and Jobs Act was enacted into law. The Tax Cuts and Jobs Act makes significant changes to the U.S. income tax rules applicable to both individuals and entities, including corporations. The Tax Cuts and Jobs Act includes provisions that, among other things, reduce the U.S. corporate tax rate from 35 percent to 21 percent, introduce a capital investment deduction, limit the interest deduction, limit the use of net operating losses to offset future taxable income, repeal the corporate alternative minimum tax and make extensive changes to the U.S. international tax system. The Tax Cuts and Jobs Act is complex and far-reaching, and GBDC cannot predict the impact its enactment will have on it, its subsidiaries, its portfolio companies and the holders of its securities.
On May 24, 2018, President Trump signed into law the Economic Growth, Regulatory Relief, and Consumer Protection Act, which increased from $50 billion to $250 billion the asset threshold for designation of  “systemically important financial institutions” (“SIFIs”) subject to enhanced prudential standards set by the Federal Reserve Board, staggering application of this change based on the size and risk of the covered bank holding company. On May 30, 2018, the Federal Reserve Board voted to consider changes to the Volcker Rule that would loosen compliance requirements for all banks. The effect of this change and any further rules or regulations are and could be complex and far-reaching, and the change and any future laws or regulations or changes thereto could negatively impact GBDC’s operations, cash flows or financial condition, impose additional costs on GBDC, intensify the regulatory supervision of GBDC or otherwise adversely affect GBDC’s business, financial condition and results of operations.
Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact GBDC’s operations, cash flows or financial condition, impose additional costs on GBDC, intensify the regulatory supervision of GBDC or otherwise adversely affect GBDC’s business, financial condition and results of operations.
Changes to U.S. tariff and import/export regulations may have a negative effect on GBDC’s portfolio companies and, in turn, harm GBDC.
There has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. The current U.S. presidential administration, along with the U.S. Congress, has created significant uncertainty about the future relationship between the United States and other countries with respect to trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict GBDC’s portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact GBDC.
The GBDC Board may change GBDC’s investment objective, operating policies and strategies without prior notice or stockholder approval.
The GBDC Board has the authority, except as otherwise provided in the 1940 Act, to modify or waive GBDC’s investment objective and certain of GBDC’s operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, GBDC may not change the nature of its business so as to cease to be, or withdraw its election as, a business development company. Under Delaware law, GBDC also cannot be dissolved without prior stockholder approval. GBDC cannot predict the effect any changes to its current investment objective, operating policies and strategies would have on its business, operating results and the price of GBDC Common Stock. Nevertheless, any such changes could adversely affect GBDC’s business and impair its ability to make distributions.
Provisions of the DGCL and GBDC’s certificate of incorporation and bylaws could deter takeover attempts and have an adverse effect on the price of GBDC Common Stock.
The DGCL contains provisions that may discourage, delay or make more difficult a change in control of GBDC or the removal of GBDC’s directors. GBDC’s certificate of incorporation and bylaws contain provisions that limit liability and provide for indemnification of its directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. GBDC is subject to Section 203 of the DGCL, the application of which is subject to any applicable requirements of the 1940 Act. This section generally prohibits GBDC from engaging in mergers and other business combinations with stockholders that beneficially own 15% or more of its voting stock, or with their affiliates, unless GBDC’s directors or stockholders approve the business combination in the prescribed manner. If the GBDC Board does not approve a business combination, Section 203 of the DGCL may discourage third parties from trying to acquire control of GBDC and increase the difficulty of consummating such an offer.
GBDC has also adopted measures that may make it difficult for a third party to obtain control of GBDC, including provisions of its certificate of incorporation classifying the GBDC Board into three classes serving staggered three-year terms, and provisions of GBDC’s certificate of incorporation authorizing the GBDC Board to classify or reclassify shares of its preferred stock in one or more classes or series, to cause the issuance of additional shares of its stock, and to amend its certificate of incorporation, without stockholder approval, in certain instances. These provisions, as well as other provisions of GBDC’s certificate of incorporation and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of its securityholders.
GC Advisors can resign on 60 days’ notice, and GBDC may not be able to find a suitable replacement within that time, resulting in a disruption in GBDC’s operations that could adversely affect its financial condition, business and results of operations.
GC Advisors has the right to resign under the Current GBDC Investment Advisory Agreement at any time upon not less than 60 days’ written notice, whether GBDC has found a replacement or not. If GC Advisors resigns, GBDC may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If GBDC is unable to do so quickly, GBDC’s operations are likely to experience a disruption, its business, financial condition, results of operations and cash flows as well as its ability to pay distributions are likely to be adversely affected and the market price of its shares may decline. In addition, the coordination of GBDC’s internal management and investment activities is likely to suffer if it is unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by GC Advisors and its affiliates. Even if GBDC is able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with GBDC’s investment objective may result in additional costs and time delays that may adversely affect its business, financial condition, results of operations and cash flows.
The Administrator can resign on 60 days’ notice, and GBDC may not be able to find a suitable replacement, resulting in a disruption in its operations that could adversely affect its financial condition, business and results of operations.
The Administrator has the right to resign under the Administration Agreement at any time upon not less than 60 days’ written notice, whether GBDC has found a replacement or not. If the Administrator resigns, GBDC may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If GBDC is unable to do so quickly, its operations are likely to experience a disruption, its financial condition, business and results of operations as well as its ability to pay distributions are likely to be adversely affected and the market price of its shares may decline. In addition, the coordination of GBDC’s internal management and administrative activities is likely to suffer if GBDC is unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by the Administrator. Even if GBDC is able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into GBDC’s business and lack of familiarity with GBDC’s investment objective may result in additional costs and time delays that may adversely affect GBDC’s business, financial condition, results of operations and cash flows.
GBDC incurs significant costs as a result of being a publicly traded company.
As a publicly traded company, GBDC incurs legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”) and other rules implemented by the SEC.
GBDC’s compliance with Section 404 of the Sarbanes-Oxley Act involves significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act would adversely affect GBDC and the market price of GBDC Common Stock.
GBDC is required to report on its internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. As a result, GBDC incurs expenses that may negatively impact its financial performance and its ability to make distributions. This process also results in a diversion of management’s time and attention. GBDC cannot ensure that its evaluation, testing and remediation process is effective or that its internal control over financial reporting will be effective. In the event that GBDC is unable to maintain compliance with Section 404 of the Sarbanes-Oxley Act and related rules, GBDC and the market price of its securities would be adversely affected.
GBDC is highly dependent on information systems and systems failures or cyberattacks could significantly disrupt GBDC’s business, which may, in turn, negatively affect the market price of GBDC Common Stock and GBDC’s ability to pay dividends and other distributions.
GBDC’s business depends on the communications and information systems of GC Advisors and its affiliates. These systems are subject to potential attacks, including through adverse events that threaten the confidentiality, integrity or availability of GBDC’s information resources (i.e., cyber incidents). These attacks could involve gaining unauthorized access to GBDC’s information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption and result in disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to GBDC’s business relationships, any of which could, in turn, have a material adverse effect on GBDC’s operating results and negatively affect the market price of its securities and its ability to pay dividends and other distributions to its securityholders. As GBDC’s reliance on technology has increased, so have the risks posed to its information systems, both internal and those provided by GC Advisors and third-party service providers.
GBDC’s business and operations could be negatively affected if GBDC becomes subject to stockholder activism, which could cause GBDC to incur significant expense, hinder the execution of its investment strategy or impact its stock price.
Stockholder activism, which could take many forms, including making public demands that GBDC consider certain strategic alternatives, engaging in public campaigns to attempt to influence GBDC’s corporate governance and/or its management, and commencing proxy contests to attempt to elect the activists’ representatives or others to the GBDC Board, or arise in a variety of situations, has been increasing in the business development company space recently. While GBDC is currently not subject to any stockholder activism, due to the potential volatility of GBDC’s stock price and for a variety of other reasons, GBDC may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and the GBDC Board’s attention and resources from GBDC’s business. Additionally, such stockholder activism could give rise to perceived uncertainties as to GBDC’s future and adversely affect GBDC’s relationships with service providers and its portfolio companies. Also, GBDC may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, GBDC’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.
Risks Relating to GBDC’s Investments
Economic recessions or downturns could impair GBDC’s portfolio companies and defaults by GBDC’s portfolio companies will harm its operating results.
Many of GBDC’s portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay GBDC’s loans during these periods. Therefore, GBDC’s non-performing assets are likely to increase and the value of its portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of GBDC’s loans and the value of its equity investments. Economic slowdowns or recessions could lead to financial losses in GBDC’s portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase GBDC’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to GBDC. These events could prevent GBDC from increasing its investments and harm its operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by GBDC or other lenders could lead to defaults and, potentially, termination of GBDC’s loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize GBDC’s portfolio company’s ability to meet its obligations under the debt securities that GBDC holds. GBDC may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that GBDC could become subject to a lender’s liability claim, including as a result of actions taken if it renders managerial assistance to the borrower.
GBDC’s debt investments may be risky and GBDC could lose all or part of its investments.
The debt that GBDC invests in is typically not initially rated by any rating agency, but GBDC believes that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s Ratings Services), which under the guidelines established by these entities is an indication of having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.” Therefore, GBDC’s investments may result in an above average amount of risk and volatility or loss of principal.
GBDC’s investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.
Investment in leveraged companies involves a number of significant risks. Leveraged companies in which GBDC invests may have limited financial resources and may be unable to meet their obligations under their debt securities that GBDC holds. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of GBDC’s realizing any guarantees that it may have obtained in connection with its investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position.
GBDC’s investments in private and middle-market portfolio companies are risky, and you could lose all or part of your investment.
Investment in private and middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and GBDC relies on the ability of GC Advisors’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If GC Advisors is unable to uncover all material information about these companies, GBDC may not make a fully informed investment decision, and it may lose money on its investments.

Middle-market companies generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Middle-market companies may have limited financial resources, may have difficulty accessing the capital markets to meet future capital needs and may be unable to meet their obligations under their debt securities that GBDC holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of GBDC’s realizing any guarantees it may have obtained in connection with its investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on GBDC’s portfolio company and, in turn, on GBDC. Middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. In addition, GBDC’s executive officers, directors and GC Advisors may, in the ordinary course of business, be named as defendants in litigation arising from GBDC’s investments in the portfolio companies.
The lack of liquidity in GBDC’s investments may adversely affect its business.
GBDC may invest all of its assets in illiquid securities, and a substantial portion of its investments in leveraged companies are and will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for GBDC to sell such investments if the need arises. In addition, if GBDC is required to liquidate all or a portion of its portfolio quickly, it may realize significantly less than the value at which it has previously recorded its investments. GBDC may also face other restrictions on its ability to liquidate an investment in a portfolio company to the extent that GBDC, GC Advisors, Golub Capital or any of GBDC’s affiliates have material nonpublic information regarding such portfolio company.
Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of GBDC’s portfolio investments, reducing its net asset value through increased net unrealized depreciation.
As a business development company, GBDC is required to carry its investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by the GBDC Board. As part of the valuation process, GBDC may take into account the following types of factors, if relevant, in determining the fair value of its investments:
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a comparison of the portfolio company’s securities to publicly traded securities;

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the enterprise value of the portfolio company;

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the nature and realizable value of any collateral;

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the portfolio company’s ability to make payments and its earnings and discounted cash flow;

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the markets in which the portfolio company does business; and

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changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, GBDC uses the pricing indicated by the external event to corroborate its valuation. GBDC records decreases in the market values or fair values of its investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in its portfolio. The effect of all of these factors on GBDC’s portfolio may reduce GBDC’s net asset value by increasing net unrealized depreciation in its portfolio. Depending on market conditions, GBDC could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on its business, financial condition, results of operations and cash flows.

GBDC’s portfolio companies may prepay loans, which may reduce its yields if capital returned cannot be invested in transactions with equal or greater expected yields.
The loans in GBDC’s investment portfolio may be prepaid at any time, generally with little advance notice. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change, GBDC does not know when, and if, prepayment may be possible for each portfolio company. In some cases, the prepayment of a loan may reduce GBDC’s achievable yield if the capital returned cannot be invested in transactions with equal or greater expected yields, which could have a material adverse effect on its business, financial condition and results of operations.
GBDC’s portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity, and rising interests rates may make it more difficult for portfolio companies to make periodic payments on their loans.
GBDC’s portfolio companies may be unable to repay or refinance outstanding principal on their loans at or prior to maturity. This risk and the risk of default is increased to the extent that the loan documents do not require the portfolio companies to pay down the outstanding principal of such debt prior to maturity. In addition, if general interest rates rise, there is a risk that GBDC’s portfolio companies will be unable to pay escalating interest amounts, which could result in a default under their loan documents with GBDC. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Any failure of one or more portfolio companies to repay or refinance its debt at or prior to maturity or the inability of one or more portfolio companies to make ongoing payments following an increase in contractual interest rates could have a material adverse effect on GBDC’s business, financial condition, results of operations and cash flows.
GBDC has not yet identified the portfolio company investments GBDC will acquire.
While GBDC currently holds a portfolio of investments, GBDC has not yet identified additional potential investments for its portfolio that GBDC will acquire with the proceeds of any offering of securities or repayments of investments currently in its portfolio. Privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring, and GBDC cannot assure you that it will achieve its anticipated investment pace. As a result, you will be unable to evaluate any future portfolio company investments prior to purchasing its shares of common stock. Additionally, GC Advisors selects all of its investments, and its stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in its securities. GBDC anticipates that it will use substantially all of the net proceeds of any offering of its securities within approximately six months following the completion of any offering of its securities, depending on the availability of appropriate investment opportunities consistent with its investment objectives and market conditions. Until such appropriate investment opportunities can be found, GBDC may also invest the net proceeds in cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less from the date of investment. GBDC expects these temporary investments to earn yields substantially lower than the income that it expects to receive in respect of its targeted investment types. As a result, any distributions GBDC makes during this period may be substantially smaller than the distributions that it expects to pay when its portfolio is fully invested.
GBDC is a non-diversified investment company within the meaning of the 1940 Act, and therefore GBDC is not limited with respect to the proportion of its assets that may be invested in securities of a single issuer.
GBDC is classified as a non-diversified investment company within the meaning of the 1940 Act, which means that GBDC is not limited by the 1940 Act with respect to the proportion of its assets that it may invest in securities of a single issuer. To the extent that GBDC assumes large positions in the securities of a small number of issuers, its net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. GBDC may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond its asset diversification requirements as a RIC under the Code,

GBDC does not have fixed guidelines for diversification, and its investments could be concentrated in relatively few portfolio companies. Although GBDC is classified as a non-diversified investment company within the meaning of the 1940 Act, it maintains the flexibility to operate as a diversified investment company and has done so for an extended period of time. To the extent that GBDC operates as a non-diversified investment company in the future, it may be subject to greater risk.
GBDC’s portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject GBDC to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.
GBDC’s portfolio may be concentrated in a limited number of portfolio companies and industries. As a result, the aggregate returns GBDC realizes may be significantly and adversely affected if a small number of investments perform poorly or if GBDC needs to write down the value of any one investment. Additionally, while GBDC is not targeting any specific industries, its investments may be concentrated in relatively few industries. For example, although GBDC classifies the industries of its portfolio companies by end-market (such as healthcare or business services) and not by the products or services (such as software) directed to those end-markets, many of its portfolio companies principally provide software products or services, which exposes GBDC to downturns in that sector. As a result, a downturn in any particular industry in which GBDC is invested could also significantly impact the aggregate returns it realizes.
GBDC may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.
Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs of a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, GBDC’s influence with respect to the class of securities or other obligations it owns may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.
Depending on the facts and circumstances of its investments and the extent of GBDC’s involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize GBDC’s debt investments as equity interests and subordinate all or a portion of its claim to that of other creditors. This could occur even though GBDC may have structured its investment as senior debt.
GBDC’s failure to make follow-on investments in its portfolio companies could impair the value of its portfolio.
Following an initial investment in a portfolio company, GBDC may make additional investments in that portfolio company as “follow-on” investments, in seeking to:
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increase or maintain in whole or in part its position as a creditor or equity ownership percentage in a portfolio company;

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exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

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preserve or enhance the value of its investment.

GBDC has discretion to make follow-on investments, subject to the availability of capital resources. Failure on GBDC’s part to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and GBDC’s initial investment, or may result in a missed opportunity for GBDC to increase its participation in a successful portfolio company. Even if GBDC has sufficient capital to make a desired follow-on investment, it may elect not to make a follow-on investment because it may not want to increase its level of risk, because it prefers other opportunities or because of regulatory or other considerations. GBDC’s ability to make follow-on investments may also be limited by GC Advisors’ allocation policy.
Because GBDC generally does not hold controlling equity interests in its portfolio companies, GBDC may not be able to exercise control over its portfolio companies or to prevent decisions by management of its portfolio companies that could decrease the value of its investments.
To the extent GBDC does not hold controlling equity positions in its portfolio companies, it is subject to the risk that a portfolio company may make business decisions with which GBDC disagrees, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to GBDC’s interests. Due to the lack of liquidity of the debt and equity investments that GBDC typically holds in its portfolio companies, GBDC may not be able to dispose of its investments in the event it disagrees with the actions of a portfolio company and may therefore suffer a decrease in the value of its investments.
GBDC’s portfolio companies may incur debt that ranks equally with, or senior to, its investments in such companies and such portfolio companies may not generate sufficient cash flow to service their debt obligations to GBDC.
GBDC has invested a portion of its capital in second lien and subordinated loans issued by its portfolio companies and intends to continue to do so in the future. GBDC’s portfolio companies may have, or be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which GBDC invests. Such subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. If GBDC makes a subordinated investment in a portfolio company, the portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may create increased risks that its operations might not generate sufficient cash flow to service all of its debt obligations. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which GBDC is entitled to receive payments in respect of the securities in which it invests. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying its investments in the event of and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to GBDC’s investment in that portfolio company would typically be entitled to receive payment in full before GBDC receives any distribution in respect of its investment. After repaying senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to GBDC where GBDC is junior creditor. In the case of debt ranking equally with debt securities in which GBDC invests, GBDC would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
Additionally, certain loans that GBDC makes to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before GBDC. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds were not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then GBDC, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

GBDC has made in the past, and may make in the future, unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on a portfolio company’s collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before GBDC. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy its unsecured loan obligations after payment in full of all loans secured by collateral. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then its unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.
The rights GBDC may have with respect to the collateral securing any junior priority loans GBDC makes to its portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements that it enters into with the holders of senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens:
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the ability to cause the commencement of enforcement proceedings against the collateral;

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the ability to control the conduct of such proceedings;

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the approval of amendments to collateral documents;

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releases of liens on the collateral; and

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waivers of past defaults under collateral documents.

GBDC may not have the ability to control or direct such actions, even if its rights as junior lenders are adversely affected.
The disposition of GBDC’s investments may result in contingent liabilities.
A significant portion of GBDC’s investments involve private securities. In connection with the disposition of an investment in private securities, GBDC may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. GBDC may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that GBDC must satisfy through its return of distributions previously made to GBDC.
GC Advisors’ liability is limited, and GBDC has agreed to indemnify GC Advisors against certain liabilities, which may lead GC Advisors to act in a riskier manner on GBDC’s behalf than it would when acting for its own account.
Under the Current GBDC Investment Advisory Agreement and the collateral management agreements for each of the 2014 Debt Securitization and 2018 Debt Securitization, GC Advisors does not assume any responsibility to GBDC other than to render the services called for under those agreements, and GBDC is not responsible for any action of its board of directors in following or declining to follow GC Advisors’ advice or recommendations. Under the terms of the Current GBDC Investment Advisory Agreement and each of the collateral management agreements GC Advisors, its officers, members, personnel, and any person controlling or controlled by GC Advisors are not liable to GBDC, any subsidiary of GBDC, GBDC’s directors, GBDC’s stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Current GBDC Investment Advisory Agreement and the collateral management agreements, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or, under the Current GBDC Investment Advisory Agreement, reckless disregard of GC Advisors’ duties under the Current GBDC Investment Advisory Agreement and the collateral management agreements. In addition, GBDC has agreed to indemnify GC Advisors and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with its business and operations or any action taken or omitted on its behalf pursuant to authority granted by the Current GBDC Investment Advisory Agreement and the collateral management agreements, except where attributable to gross negligence, willful misconduct, bad faith or, under the Current GBDC Investment Advisory Agreement, reckless disregard of such person’s duties under the Current GBDC Investment Advisory Agreement and the collateral management agreements. These protections may lead GC Advisors to act in a riskier manner when acting on GBDC’s behalf than it would when acting for its own account.
GBDC’s investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.
GBDC’s investment strategy contemplates potential investments in foreign companies. Investing in foreign companies may expose GBDC to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Although GBDC expects most of its investments will be U.S. dollar denominated, its investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. GBDC may employ hedging techniques to minimize these risks, but GBDC cannot assure you that such strategies will be effective or without risk to GBDC. As of March 31, 2019, GBDC was invested in securities of three non-U.S. companies. Securities issued by non-U.S. companies are not “qualifying assets” under the 1940 Act, and GBDC may invest in non-U.S. companies, including emerging market issuers, to the limited extent such investments are permitted under the 1940 Act.
GBDC may expose itself to risks if GBDC engages in hedging transactions.
GBDC has and may in the future enter into hedging transactions, which may expose it to risks associated with such transactions. GBDC may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of its portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk. Hedging against a decline in the values of GBDC’s portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that GBDC is not able to enter into a hedging transaction at an acceptable price.
The success of GBDC’s hedging transactions will depend on its ability to correctly predict movements in currencies and interest rates. Therefore, while GBDC may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if GBDC had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, GBDC may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent GBDC from achieving the intended hedge and expose GBDC to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. GBDC’s ability to engage in hedging transactions may also be adversely affected by rules adopted by the CFTC.

GBDC may not realize gains from its equity investments.
When GBDC invests in one stop, second lien and subordinated loans, it may acquire warrants or other equity securities of portfolio companies as well. GBDC may also invest in equity securities directly. To the extent GBDC holds equity investments, it will attempt to dispose of them and realize gains upon its disposition of them. However, the equity interests GBDC receives may not appreciate in value and may decline in value. As a result, GBDC may not be able to realize gains from its equity interests, and any gains that GBDC does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences.
Risks Relating to GBDC Common Stock
Investing in GBDC Common Stock may involve an above average degree of risk.
The investments GBDC makes in accordance with its investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. GBDC’s investments in portfolio companies involve higher levels of risk, and therefore, an investment in its shares may not be suitable for someone with lower risk tolerance.
Shares of closed-end investment companies, including business development companies, often trade at a discount to their net asset value.
Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that its net asset value per share may decline. GBDC cannot predict whether GBDC Common Stock will trade at, above or below net asset value.
There is a risk that investors in its equity securities may not receive distributions or that its distributions may not grow over time and a portion of its distributions may be a return of capital.
GBDC intends to make distributions on a quarterly basis to its stockholders out of assets legally available for distribution. GBDC cannot assure you that it will achieve investment results that will allow it to make a specified level of cash distributions or year-to-year increases in cash distributions. GBDC’s ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this joint proxy statement/prospectus. Due to the asset coverage test applicable to GBDC under the 1940 Act as a business development company, GBDC may be limited in its ability to make distributions. If GBDC declares a distribution and if more stockholders opt to receive cash distributions rather than participate in its dividend reinvestment plan, GBDC may be forced to sell some of its investments in order to make cash distribution payments. To the extent GBDC makes distributions to stockholders that include a return of capital, such portion of the distribution essentially constitutes a return of the stockholder’s investment. Although such return of capital may not be taxable, such distributions would generally decrease a stockholder’s basis in GBDC Common Stock and may therefore increase such stockholder’s tax liability for capital gains upon the future sale of such stock. A return of capital distribution may cause a stockholder to recognize a capital gain from the sale of GBDC Common Stock even if the stockholder sells its shares for less than the original purchase price.
The market price of GBDC Common Stock may fluctuate significantly.
The market price and liquidity of the market for GBDC’s securities may be significantly affected by numerous factors, some of which are beyond GBDC’s control and may not be directly related to its operating performance. These factors include:
•
significant volatility in the market price and trading volume of securities of business development companies or other companies in its sector, which are not necessarily related to the operating performance of the companies;

•
changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs and business development companies;

•
loss of its qualification as a RIC or business development company;

•
changes in market interest rates and decline in the prices of debt,

•
changes in earnings or variations in operating results;

•
changes in the value of GBDC’s portfolio investments;

•
changes in accounting guidelines governing valuation of GBDC’s investments;

•
any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•
departure of GC Advisors’ or any of its affiliates’ key personnel;

•
operating performance of companies comparable to GBDC;

•
general economic trends and other external factors; and

•
loss of a major funding source.

GBDC’s stockholders will experience dilution in their ownership percentage if they do not participate in GBDC’s dividend reinvestment plan.
All distributions declared in cash payable to stockholders that are participants in GBDC’s dividend reinvestment plan are automatically reinvested in shares of GBDC Common Stock. As a result, GBDC’s stockholders that do not participate in its dividend reinvestment plan will experience dilution in their ownership percentage of GBDC Common Stock over time.
GBDC’s stockholders may receive shares of GBDC Common Stock as dividends, which could result in adverse tax consequences to them.
In order to satisfy the annual distribution requirement applicable to RICs, GBDC has the ability to declare a large portion of a dividend in shares of GBDC Common Stock instead of in cash. As long as a portion of such dividend is paid in cash (which portion may be as low as 20% of such dividend) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder generally would be subject to tax on 100% of the fair market value of the dividend on the date the dividend is received by the stockholder in the same manner as a cash dividend, even though most of the dividend was paid in shares of GBDC Common Stock. GBDC currently does not intend to pay dividends in shares of GBDC Common Stock.
Sales of substantial amounts of GBDC Common Stock in the public market may have an adverse effect on the market price of GBDC Common Stock.
Sales of substantial amounts of GBDC Common Stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for GBDC Common Stock. If this occurs and continues, it could impair GBDC’s ability to raise additional capital through the sale of securities should GBDC desire to do so.

COMPARATIVE FEES AND EXPENSES
Comparative Fees and Expenses Relating to the Merger
The following tables are intended to assist you in understanding the costs and expenses that an investor in the common stock of GBDC or GCIC bears directly or indirectly, and, based on the assumptions set forth below, the pro forma costs and expenses estimated to be incurred by the combined company in the first year following the Merger. GBDC and GCIC caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this document refers to fees or expenses paid or to be paid by “you,” “GBDC” or “GCIC,” stockholders will indirectly bear such fees or expenses as investors in GBDC or GCIC, as applicable.
Actual
Stockholder transaction expenses	GBDC	GCIC	Pro Forma
Sales load (as a percentage of offering price)	None(1)	None(1)	None(1)
Offering expenses (as a percentage of offering price)	None(1)	None(1)	None(1)
Dividend reinvestment plan expenses	None(2)	None(2)	None(1)
Total stockholder transaction expenses (as a percentage of offering price)	None	None	None
Estimated annual expenses (as a percentage of net assets attributable to common stock):(3)	Actual
	GBDC	GCIC	Pro Forma
Base management fees(4)	2.73%	1.77%	2.58%
Incentive fees(5)	1.55%	1.42%	1.54%
Interest payments on borrowed funds(6)	4.40%	3.98%	4.07%
Other expenses(7)	0.60%	0.44%	0.50%
Acquired fund fees and expenses(8)	0.03%	0.02%	0.02%
Total annual expenses(9)	9.31%	7.63%	8.71%

(1)
Purchases of shares of GBDC Common Stock on the secondary market are not subject to sales charges, but may be subject to brokerage commissions or other charges. The table does not include any sales load (underwriting discount or commission) that stockholders may have paid in connection with their purchase of shares of GBDC Common Stock. Purchases of shares of GCIC Common Stock in its private placement are not subject to sales charges.

(2)
The estimated expenses associated with the respective dividend reinvestment plans are included in “Other expenses.”

(3)
“Net assets attributable to common stock” equals net assets as of March 31, 2019. For the pro forma columns, the net assets of GBDC on a pro forma basis as of March 31, 2019 were used. See “Unaudited Selected Pro Forma Consolidated Financial Data” for more information.

(4)
GBDC’s management fee is calculated at an annual rate equal to 1.375% and is based on GBDC’s average adjusted gross assets (including assets purchased with borrowed funds and securitization-related assets, leverage, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) at the end of the two most recently completed calendar quarters and is payable quarterly in arrears. See “Golub Capital BDC, Inc. Management Agreements — Current GBDC Investment Advisory Agreement — Management Fee.” The GBDC management fee referenced in the table above is annualized and based on actual amounts incurred by GBDC during the three months ended March 31, 2019. The estimate of GBDC’s annualized base management fees based on actual expenses for the quarter ended March 31, 2019 assumes net assets of  $966.2 million and leverage of  $1,051.2 million, which reflects GBDC’s net assets and leverage as of March 31, 2019.

GCIC’s management fee is calculated at an annual rate equal to the lesser of  (a) 1.50% or (b) the base management fee of GBDC (currently 1.375%), in either case on the fair value of GCIC’s average adjusted gross assets at the end of the two most recently completed calendar quarters (excluding cash and cash equivalents but including assets purchased with borrowed funds and leverage) and is payable quarterly in arrears. For periods prior to the closing of a Liquidity Event, GC Advisors has irrevocably agreed to waive any base management fee in excess of 1.00% of the fair value of GCIC’s average adjusted gross assets as calculated in accordance with the GCIC Investment Advisory Agreement. See “Golub Capital Investment Corporation Management Agreements — GCIC Investment Advisory Agreement — Management Fee.” The GCIC management fee referenced in the table above is annualized and based on actual amounts incurred by GCIC during the three months ended March 31, 2019, net of waivers. The estimate of GCIC’s annualized base management fees based on actual expenses for the quarter ended March 31, 2019 assumes net assets of  $1,098.6 million and leverage of $993.7 million, which reflects GCIC’s net assets and leverage as of March 31, 2019.
The pro forma base management fee has been calculated in accordance with the terms of the New Investment Advisory Agreement and assuming that the Advisory Agreement Amendment Proposal is approved by GBDC stockholders. The base management fee under the New Investment Advisory Agreement is calculated in the same manner and at the same annual rate (1.375%) as the Current GBDC Investment Advisory Agreement described above. See “GBDC Proposal 3: Approval of Advisory Agreement Amendment Proposal — Base Management Fee.” The pro forma base management fee referenced in the table above is annualized and based on actual amounts incurred by GBDC and GCIC during the three months ended March 31, 2019. The estimate of the pro forma annualized base management fees based on actual expenses for the quarter ended March 31, 2019 assumes net assets of  $2,056.9 million and leverage of  $2,039.9 million, which reflects net assets and leverage of GBDC and GCIC on a pro forma basis as of March 31, 2019.
GC Advisors, as collateral manager for the 2018 Issuer, under a collateral management agreement (the “2018 GBDC Collateral Management Agreement”), is entitled to receive an annual fee in an amount equal to 0.25% of the principal balance of the portfolio loans held by the 2018 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. This fee, which is less than the management fee payable under the Current GBDC Investment Advisory Agreement, is paid directly by the 2018 Issuer to GC Advisors and offset against such management fee. Accordingly, the 1.375% base management fee paid by GBDC to GC Advisors under the Current GBDC Investment Advisory Agreement and under the New Investment Advisory Agreement on all of GBDC’s assets, including those indirectly held through the 2018 Issuer, is reduced, on a dollar-for-dollar basis, by an amount equal to such 0.25% fee paid to GC Advisors by the GBDC 2018 Issuer. Under the 2018 GBDC Collateral Management Agreement, the term “collection period” refers to the quarterly period running from the end of the prior collection period to the tenth business day prior to the payment date. This fee may be waived by the collateral manager. The 2018 GBDC Collateral Management Agreement does not include any incentive fee payable to GC Advisors.
GC Advisors, as collateral manager for the GCIC 2016 Issuer, under a collateral management agreement (the “2016 GCIC Collateral Management Agreement”), is entitled to receive an annual fee in an amount equal to 0.25% of the principal balance of the portfolio loans held by the GCIC 2016 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. This fee, which is less than the management fee payable under either the GCIC Investment Advisory Agreement and, after closing of the Merger, the New Investment Advisory Agreement, is paid directly by the GCIC 2016 Issuer to GC Advisors and offset against such management fee. Accordingly, the base management fee paid to GC Advisors under the GCIC Investment Advisory Agreement and, after closing of the Merger, under the New Investment Advisory Agreement on all of GCIC’s or GBDC’s assets, as applicable, including those indirectly held through the GCIC 2016 Issuer, is and will be reduced, on a dollar-for-dollar basis, by an amount equal to such 0.25% fee paid to GC Advisors by the GCIC 2016 Issuer. Under the 2016 GCIC Collateral Management Agreement, the term “collection period” refers to a quarterly period running from the day after the end of the prior collection period to the tenth business day prior to the payment date. This fee may be waived by the collateral manager. The 2016 GCIC Collateral Management Agreement does not include any incentive fee payable to GC Advisors.

GC Advisors, as collateral manager for the 2014 Issuer, under a collateral management agreement (the “2014 GBDC Collateral Management Agreement”) is entitled to receive an annual fee in an amount equal to 0.25% of the principal balance of the portfolio loans held by the GBDC 2014 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. This fee, which is less than the management fee payable under the Current GBDC Investment Advisory Agreement and the New Investment Advisory Agreement, is paid directly by the 2014 Issuer to GC Advisors and offset against such management fee. Accordingly, the 1.375% base management fee paid by GBDC to GC Advisors under the Current GBDC Investment Advisory Agreement and the New Investment Advisory Agreement on all of GBDC’s assets, including those indirectly held through the GBDC 2014 Issuer, is reduced, on a dollar-for-dollar basis, by an amount equal to such 0.25% fee paid to GC Advisors by the GBDC 2014 Issuer. Under the 2014 GBDC Collateral Management Agreement, the term “collection period” refers to a quarterly period running from the day after the end of the prior collection period to the tenth business day prior to the payment date. This fee may be waived by the collateral manager. The 2014 GBDC Collateral Management Agreement does not include any incentive fee payable to GC Advisors.
For purposes of this table, the SEC requires that the “Base management fees” percentage be calculated as a percentage of net assets attributable to common stock, rather than total assets, including assets that have been funded with borrowed monies, because common stockholders bear all of this cost. If the base management fee portion of the “Management fees” percentage were calculated instead as a percentage of total assets, GBDC’s, GCIC’s and the pro forma base management fee portion of the “Base management fees” percentage would be approximately 1.29%, 0.91% and 1.28% of total assets, respectively.
(5)
The incentive fee referenced in the table above for each of GBDC and GCIC is based on actual amounts of the income component of the incentive fee incurred during the three months ended March 31, 2019, annualized for a full year, and the amount payable under the Current GBDC Investment Advisory Agreement and the GCIC Investment Advisory Agreement, respectively, for the capital gains component as of March 31, 2019. The pro forma incentive fee referenced in the table above is calculated under the New Investment Advisory Agreement based on actual amounts of the income component of the incentive fee for GBDC and GCIC on a pro forma bases for the three months ended March 31, 2019, annualized for a full year and calculated under the New Investment Advisory Agreement and the amount payable under the New Investment Advisory Agreement for the capital gains component as of March 31, 2019, assuming that the Merger closed on September 30, 2017.

Incentive Fees under the Current GBDC Investment Advisory Agreement:   GBDC has structured the calculation of the incentive fee under the Current GBDC Investment Advisory Agreement to include a fee limitation such that no incentive fee will be paid to GC Advisors for any quarter if, after such payment, the cumulative incentive fees paid to GC Advisors since the effective date of GBDC’s election to become a business development company would be greater than 20.0% of GBDC’s Cumulative Pre-Incentive Fee Net Income (as defined below).
GBDC accomplishes this limitation by subjecting each quarterly incentive fee payable under the Current GBDC Income and Capital Gains Incentive Fee Calculation (as defined below) to a cap (the “Current GBDC Incentive Fee Cap”). The Current GBDC Incentive Fee Cap in any quarter is equal to the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income and (b) cumulative incentive fees of any kind paid to GC Advisors by GBDC since April 13, 2010, the effective date of its election to become a business development company. To the extent the Current GBDC Incentive Fee Cap is zero or a negative value in any quarter, no incentive fee would be payable in that quarter. “Cumulative Pre-Incentive Fee Net Income” under the Current GBDC Investment Advisory Agreement is equal to the sum of (a) Pre-Incentive Fee Net Investment Income (as defined below) for each period since April 13, 2010 and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since April 13, 2010.
“Pre-Incentive Fee Net Investment Income” under each of the Current GBDC Investment Advisory Agreement and the GCIC Investment Advisory Agreement means for each quarter (or portion thereof)

interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that GBDC or GCIC, as applicable, receives from portfolio companies, but excluding fees for providing managerial assistance) accrued during the period, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Current GBDC Investment Advisory Agreement or the GCIC Investment Advisory Agreement, as applicable, and the Administration Agreement or GCIC Administration Agreement, as applicable, any expenses of securitizations and any interest expense and dividends paid on any outstanding preferred stock, but excluding the applicable incentive fees). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that GBDC or GCIC, as applicable, has not yet received in cash. Under each of the Current GBDC Investment Advisory Agreement, the GCIC Investment Advisory Agreement and the New Investment Advisory Agreement, GC Advisors does not return amounts paid to it on accrued income that GBDC or GCIC, as applicable, has not yet received in cash if such income is not ultimately received by GBDC or GCIC, as applicable, in cash. If GBDC or GCIC, as applicable, does not ultimately receive income, a loss would be recognized, reducing future fees.
The income and capital gains incentive fee calculation under the Current GBDC Investment Advisory Agreement (the “Current GBDC Income and Capital Gain Incentive Fee Calculation”) has two parts. The income component is calculated quarterly in arrears based on GBDC’s Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, calculated as described above. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the income component, it is possible that an incentive fee may be calculated under this formula with respect to a period in which GBDC has incurred a loss. For example, if GBDC receives Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a calendar quarter, the income component will result in a positive value and an incentive fee will be paid subject to the Current GBDC Incentive Fee Cap.
Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of GBDC’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% quarterly. If market interest rates rise, GBDC may be able to invest its funds in debt instruments that provide for a higher return, which would increase GBDC’s Pre-Incentive Fee Net Investment Income and make it easier for GC Advisors to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. GBDC’s Pre-Incentive Fee Net Investment Income used to calculate this part of the incentive fee is also included in the amount of GBDC’s total assets (excluding cash and cash equivalents but including assets purchased with borrowed funds and securitization-related assets and cash collateral on deposit with custodian) used to calculate the 1.375% base management fee, which fee is payable on all of GBDC’s assets managed by GC Advisors.
GBDC calculates the income component of the Current GBDC Income and Capital Gain Incentive Fee Calculation with respect to its Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:
•
zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;

•
100.0% of GBDC’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. GBDC refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide GC Advisors with 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

•
20.0% of the amount of GBDC’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

The sum of these calculations yields the “GBDC Income Incentive Fee.” This amount is appropriately adjusted for any share issuances or repurchases during the quarter.
The second part of the GBDC Income and Capital Gain Incentive Fee Calculation equals (a) 20.0% of GBDC’s Capital Gain Incentive Fee Base, if any, calculated in arrears as of the end of each calendar year (or upon termination of the Current GBDC Investment Advisory Agreement, as of the termination date), commencing with the calendar year ending December 31, 2010, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. GBDC’s “Capital Gain Incentive Fee Base” under the Current GBDC Investment Advisory Agreement equals (1) the sum of (i) GBDC’s realized capital gains, if any, on a cumulative positive basis from April 13, 2010 through the end of each calendar year, (ii) all realized capital losses on a cumulative basis and (iii) all unrealized capital depreciation on a cumulative basis less (2) all unamortized deferred financing costs, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis.
•
The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in GBDC’s portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

•
The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in GBDC’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.

•
The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in GBDC’s portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

Incentive Fees under the GCIC Investment Advisory Agreement:   The incentive fee in the GCIC Investment Advisory Agreement (the “GCIC Incentive Fee”) is comprised of three parts: the “GCIC Income Incentive Fee” component, the “GCIC Capital Gain Incentive Fee” component, and the “GCIC Subordinated Liquidation Incentive Fee” component. The GCIC Income Incentive Fee component is calculated quarterly in arrears based on GCIC’s Pre-Incentive Fee Net Investment Income (calculated as described above) for the immediately preceding calendar quarter.
Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the GCIC Income Incentive Fee component, it is possible that a GCIC Incentive Fee may be calculated under this formula with respect to a period in which GCIC has incurred a loss. For example, if GCIC receives Pre-Incentive Fee Net Investment Income in excess of its hurdle rate (as defined below) for a calendar quarter, the income component will result in a positive value and a GCIC Incentive Fee will be paid even if GCIC has incurred a loss in that quarter due to realized and/or unrealized capital losses unless the payment of such GCIC Incentive Fee would be subject to the GCIC Incentive Fee Cap defined below.
Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of GCIC’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 1.5% quarterly. If market interest rates rise, GCIC may be able to invest its funds in debt instruments that provide for a higher return, which would increase its Pre-Incentive Fee Net Investment Income and make it easier for GC Advisors to surpass the fixed hurdle rate and receive an Income Incentive Fee. GCIC’s Pre-Incentive Fee Net Investment Income used to calculate this part of the Incentive Fee is also included in the amount of GCIC’s total assets (excluding cash and cash equivalents but including assets purchased with borrowed funds and leverage) used to calculate its base management fee.

GCIC calculates the GCIC Income Incentive Fee component of the “GCIC Income and Capital Gains Incentive Fee Calculation” with respect to its Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:
•
zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;

•
50.0% of GCIC’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than the percentage at which amounts payable to GC Advisors pursuant to the Income Incentive Fee equals 20.0% of GCIC’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply. GCIC refers to this portion of its Pre-Incentive Fee Net Investment Income as the “catch-up” provision; and

•
20.0% of the amount of GCIC’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the catch-up provision in any calendar quarter.

The sum of these calculations yields the GCIC Income Incentive Fee. This amount is appropriately adjusted for any share issuances or repurchases during the quarter. For periods prior to the closing of a Liquidity Event (as defined below), GC Advisors agreed to waive that portion of the Income Incentive Fee calculated in excess of the GCIC Income Incentive Fee calculated with respect to GCIC’s Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:
•
zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;

•
50.0% of GCIC’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than the percentage at which amounts payable to GC Advisors pursuant to the Income Incentive Fee equals 15.0% of GCIC’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply. GCIC refers to this portion of its Pre-Incentive Fee Net Investment Income as the “catch-up” provision; and

•
15.0% of the amount of GCIC’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the catch-up provision in any calendar quarter.

GCIC defined a “Liquidity Event” as any of the following: (1) an initial public offering of GCIC Common Stock or the listing of GCIC Common Stock on a national securities exchange, (2) a distribution to GCIC stockholders of either (a) cash proceeds from an orderly liquidation of GCIC’s investments or (b) securities or other assets of GCIC’s as a distribution-in-kind, or (3) a sale of some or all of GCIC’s assets to, or other liquidity event with, an entity for consideration of either cash and/or publicly listed securities of the acquirer, which potential acquirers may include other business development companies, including business development companies affiliated with GC Advisors, and entities that are not business development companies.
The GCIC Capital Gain Incentive Fee equals (a) 20.0% of GCIC’s Capital Gain Incentive Fee Base, if any, calculated in arrears as of the end of each calendar year (or upon termination of the GCIC Investment Advisory Agreement, as of the termination date), commencing with the calendar year ending December 31, 2015, less (b) the aggregate amount of any previously paid GCIC Capital Gain Incentive Fees. GCIC’s “Capital Gain Incentive Fee Base” equals (1) the sum of  (A) GCIC’s realized capital gains, if any, on a cumulative positive basis from December 31, 2014 through the end of each calendar year, (B) all realized capital losses on a cumulative basis and (C) all unrealized capital depreciation on a cumulative basis, less (2) GCIC’s unamortized deferred debt issuance costs as of the date of calculation, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis.
•
The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in GCIC’s portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

•
The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in GCIC’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.

•
The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in GCIC’s portfolio as of the applicable GCIC Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

Prior to the closing a Liquidity Event, GC Advisors has agreed to waive that portion of the GCIC Capital Gain Incentive Fee, calculated as described above, in excess of 15.0% of the Capital Gain Incentive Fee Base, provided that any amounts so waived shall be deemed to have been paid to GC Advisors for purposes of determining the Capital Gain Incentive fee payable after the closing of a Liquidity Event.
Pursuant to the terms of the Merger Agreement, the GCIC Investment Advisory Agreement will terminate immediately following the Initial Merger and prior to the Subsequent Merger, and, as a result, GCIC will incur a GCIC Capital Gain Incentive Fee to the extent payable under the terms of the GCIC Investment Advisory Agreement as of such termination. Assuming the Initial Merger and Subsequent Merger had been completed on March 31, 2019 and based on financial statements as of such date for GCIC, GCIC would owe a payment to GC Advisors for a Capital Gain Incentive Fee of $1.2 million pursuant to the terms of the GCIC Investment Advisory Agreement upon the termination of the GCIC Investment Advisory Agreement immediately following the closing of the Initial Merger. See “Accounting Treatment of the Merger.”
GCIC has structured the calculation of the GCIC Income Incentive Fee and GCIC Capital Gain Incentive Fee to include a fee limitation such that a GCIC Incentive Fee for any quarter can only be paid to GC Advisors if, after such payment, the cumulative GCIC Incentive Fees paid to GC Advisors since December 31, 2014, would be less than or equal to 20.0% of GCIC’s Cumulative Pre-Incentive Fee Net Income (the “GCIC Incentive Fee Cap”). GCIC’s Cumulative Pre-Incentive Fee Net Income is equal to the sum of  (a) Pre-Incentive Fee Net Investment Income for each period from December 31, 2014 and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation from December 31, 2014. For periods prior to a Liquidity Event, GC Advisors has agreed to irrevocably waive any GCIC Incentive Fee payable in excess of 15.0% of GCIC Cumulative Pre-Incentive Fee Net Income; provided that any amounts so waived shall be deemed to have been paid to GC Advisors for purposes of the GCIC Incentive Fee Cap after the closing of such Liquidity Event.
The third part of the Incentive Fee, the GCIC Subordinated Liquidation Incentive Fee, equals 20.0% of the net proceeds from a liquidation of GCIC in excess of adjusted capital, as calculated immediately prior to a liquidation. For purposes of this calculation, “liquidation” includes any merger of GCIC with another entity or the acquisition of all or substantially all of the shares of GCIC Common Stock in a single or series of related transactions. The GCIC Investment Advisory Agreement provides that no Subordinated Liquidation Incentive Fee shall be payable for any liquidation that occurs more than six months after the date of a Liquidity Event. For periods prior to the closing of a Liquidity Event, GC Advisors has agreed to waive that portion of the Subordinated Liquidation Incentive Fee in excess of 10.0% of the net proceeds from a liquidation in excess of adjusted capital, as calculated immediately prior to liquidation. Assuming the Initial Merger and Subsequent Merger had been completed on March 31, 2019 and based on financial statements as of such date for each of GBDC and GCIC and the closing market price of GBDC Common Stock on the Nasdaq of  $17.73 on July 2, 2019, the Exchange Ratio would result in a purchase premium of 2.2% per share of GCIC Common Stock. Based on these assumptions, GCIC would pay to GC Advisors a Subordinated Liquidation Incentive Fee in the amount of  $2.5 million as a result of this purchase premium.
GCIC deposits one-third of each GCIC Incentive Fee payment into an escrow account (the “Escrow Account”) administered by The Bank of New York Mellon (the “Escrow Agent”). Assets in the Escrow Account will be held by the Escrow Agent until the closing of a Liquidity Event, including the Merger, and upon closing of the Merger, the Escrow Agent will release the assets to GC Advisors. If no

Liquidity Event occurs prior to December 31, 2020, the Escrow Agent will return all assets in the Escrow Account to GCIC for the benefit of GCIC’s stockholders. For the years ended September 30, 2018, 2017 and 2016, GCIC deposited approximately $4.0 million, $2.8 million and $1.2 million, respectively, into the Escrow Account. For the three and six months ended March 31, 2019, GCIC has deposited $1.1 million and $2.4 million, respectively, into the Escrow Account. For the three and six months ended March 31, 2018, GCIC deposited $1.0 and $1.8, respectively, into the Escrow Account. As of March 31, 2019, GCIC has made deposits totaling $10.6 million in the Escrow Account.
Incentive Fees under the New Investment Advisory Agreement:   Following completion of the Merger, the combined company will be externally managed by GC Advisors. The pro forma incentive fees have been calculated in a manner consistent with the terms and conditions of the New Investment Advisory Agreement and assuming that the Advisory Agreement Amendment Proposal is approved by GBDC stockholders.
The incentive fee in the New Investment Advisory Agreement (the “Pro Forma Incentive Fee”) will be comprised of two parts: the “New Income Incentive Fee” component and the “New Capital Gain Incentive Fee” component. The calculation of the Pro Forma Incentive Fees (the “New Income and Capital Gains Incentive Fee Calculation”) will have two parts. The New Income Incentive Fee will be calculated in the same manner as the Income Incentive Fee under the Current GBDC Investment Advisory Agreement described above, provided that Pre-Incentive Fee Net Investment Income under the New Investment Advisory Agreement will be determined in the same manner as described above for the GBDC Investment Advisory Agreement with the following adjustment: Pre-Incentive Fee Net Investment Income under the New Investment Advisory Agreement will not include any amortization or accretion of any purchase premium or purchase discount to interest income resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger, such as the Merger.
The second part of the New Income and Capital Gains Incentive Fee Calculation, the New Capital Gain Incentive Fee, equals (a) 20.0% of GBDC’s New Capital Gain Incentive Fee Base, if any, calculated in arrears as of the end of each calendar year (or upon termination of the New Investment Advisory Agreement, as of the termination date), commencing with the calendar year ending December 31, 2010 less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. The “New Capital Gain Incentive Fee Base” under the New Investment Advisory Agreement equals (1) the sum of  (i) GBDC’s realized capital gains, if any, on a cumulative positive basis from April 13, 2010 through the end of each calendar year, (ii) all realized capital losses on a cumulative basis and (iii) all unrealized capital depreciation on a cumulative basis less (2) all unamortized deferred financing costs, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis.
•
The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in GBDC’s portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

•
The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in GBDC’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.

The New Investment Advisory Agreement includes a fee limitation such that no incentive fee will be paid to GC Advisors for any quarter if, after such payment, cumulative incentive fees paid to GC Advisors, calculated on a per share basis as described below, since the effective date of GBDC’s election to become a business development company would be greater than 20.0% of GBDC’s Cumulative Pre-Incentive Fee Net Income Per Share (as defined below).
Each quarterly incentive fee payable under the New Income and Capital Gains Incentive Fee Calculation (as defined below) is subject to a cap (the “New GBDC Incentive Fee Cap”). The New GBDC Incentive Fee Cap in any quarter is equal to the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income Per Share and (b) Cumulative Incentive Fees Paid Per Share (as defined below). To the extent the New GBDC Incentive Fee Cap is zero or a negative value in any quarter, no incentive fee would be payable in that quarter. “Cumulative Pre-Incentive Fee Net Income Per Share” under the New Investment Advisory Agreement is equal to the sum of  Pre-Incentive Fee Net Income Per Share (as defined below) for each quarter since April 13, 2010. “Pre-Incentive Fee Net Income Per Share” for any quarter is equal to (a) the sum of  (i) Pre-Incentive Fee Net Investment Income and (ii) Adjusted Capital Returns (as defined below) for the quarter divided by (b) the weighted average number of shares of GBDC Common Stock outstanding during such quarter. “Adjusted Capital Returns” for any quarter shall be the sum of the realized aggregate capital gains, realized aggregate capital losses, aggregate unrealized capital depreciation and aggregate unrealized capital appreciation for such quarter; provided that the calculation of realized aggregate capital gains, realized aggregate capital losses, aggregate unrealized capital depreciation and aggregate unrealized capital appreciation shall not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger. “Cumulative Incentive Fees Paid Per Share” is equal to the sum of Incentive Fees Paid Per Share for each quarter (or portion thereof) since April 13, 2010. “Incentive Fees Paid Per Share” for any quarter is equal to the incentive fees accrued and/or payable by GBDC for such period divided by the weighted average number of shares of common stock of GBDC outstanding during such period.
(6)
Interest payments on borrowed funds for GBDC is based on the annualized cost of funds on its outstanding indebtedness for the three months ended March 31, 2019, which consisted of $176.5 million of indebtedness outstanding under revolving credit facilities, $287.0 million of debentures issued through its SBIC subsidiaries, and $587.6 million in notes issued through term debt securitizations as of March 31, 2019. For the three months ended March 31, 2019, the annualized cost of funds for GBDC’s total debt outstanding, which includes all interest and amortization of debt issuance costs on its term debt securitizations, debt was 4.2%. Debt issuance costs represent fees and other direct incremental costs incurred in connection with GBDC’s debt securitizations. These fees include a structuring and placement fee paid to Wells Fargo Securities, LLC for its services in connection with the initial structuring of the 2014 Debt Securitization of   $1.81 million, certain fees in an aggregate amount of  $0.35 million paid to J.P. Morgan Securities Inc. in connection with subsequent amendments and legal fees, accounting fees, rating agency fees and all other costs associated with the 2014 Debt Securitization. These fees also include a structuring and placement fee paid to Morgan Stanley & Co. LLC for its services in connection with the initial structuring of the 2018 Debt Securitization of  $1.20 million and legal fees, accounting fees, rating agency fees and all other costs associated with the 2018 Debt Securitization.

Interest payments on borrowed funds for GCIC represents GCIC’s the annualized cost of funds on its outstanding indebtedness for the three months ended March 31, 2019, which consisted of $447.3 million of indebtedness outstanding under revolving credit facilities and $546.5 million in notes issued through its term debt securitizations as of March 31, 2019. For the three months ended March 31, 2019, the annualized cost of funds for GCIC’s total debt outstanding, which includes all interest and amortization of debt issuance costs on its term debt securitization, debt was 4.8%. Debt issuance costs represent fees and other direct incremental costs incurred in connection with GCIC’s debt securitizations. These fees include a structuring and placement fee paid to Wells Fargo Securities, LLC of  $1.9 million for its services in connection with the initial structuring of the GCIC 2018 Debt Securitization and $1.2 million for legal fees, accounting fees, rating agency fees and all other costs associated with the GCIC 2018 Debt Securitization.
Interest payments on borrowed funds for the Pro Forma column are based on the estimates for GBDC and GCIC described above for the combined company following the Merger.

(7)
Includes overhead expenses for each of GBDC and GCIC, including payments under Administration Agreement and GCIC Administration Agreement based on each of GBDC and GCIC’s allocable portion of overhead and other expenses incurred by the Administrator under the applicable administration agreement and any acquired fund fees and expenses that are not required to be disclosed. “Other expenses” are estimated based on the annualized amounts incurred for the three months ended March 31, 2019 for GBDC, GCIC, and the sum of amounts for GBDC and GCIC for the combined company following the Merger, as applicable.

(8)
GBDC and GCIC stockholders indirectly bear the expenses of their respective investments in GBDC Senior Loan Fund LLC (the “GBDC SLF”) and GCIC Senior Loan Fund LLC (the “GCIC SLF”) and following the Merger, stockholders of the combined company will indirectly bear the expenses of its investments in GBDC SLF and GCIC SLF. No management fee is charged by the Administrator in connection with the administrative services it provides to each of GBDC SLF and GCIC SLF. However, each of GBDC SLF and GCIC SLF does reimburse the Administrator for its costs related to providing accounting, bookkeeping, treasury, loan operations, reporting and administrative services for the applicable entity. Future expenses for each of GBDC SLF and GCIC SLF may be substantially higher or lower because certain expenses may fluctuate over time. The acquired fund fees and expenses assumes that the fees and expenses for GBDC SLF and GCIC SLF each remain consistent with those incurred for the three months ended March 31, 2019.

(9)
“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. GBDC and GCIC borrow money to leverage and increase their total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been funded with borrowed monies. The reason for presenting expenses as a percentage of net assets attributable to common stockholders is that common stockholders of GBDC, GCIC or the combined company after the Merger, as applicable, bear all of such fees and expenses.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in GBDC, GCIC or the combined company following the Merger on a pro forma basis. In calculating the following expense amounts, each of GBDC and GCIC has assumed that it would have no additional leverage and that its annual operating expenses would remain at the levels set forth in the tables above. Calculations for the pro forma combined company following the Merger assume that the Merger closed on March 31, 2019 and that the leverage and operating expenses of GBDC and GCIC remain at the levels set forth in the tables above Transaction expenses related to the Merger are not included in the following examples.
	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment:
GBDC, assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$78	$226	$367	$686
GCIC, assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$62	$184	$303	$588
GBDC, assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gain incentive fee)	$88	$253	$406	$742
GCIC, assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gain incentive fee)	$72	$212	$345	$653

	1 year	3 years	5 years	10 years
Pro forma combined company following the Merger
You would pay the following expenses on a $1,000 investment:
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$72	$210	$343	$651
Assuming a 5% annual return (assumes return entirely from realized capital gains and thus subject to the capital gain incentive fee)	$82	$237	$383	$710
The foregoing tables are intended to assist you in understanding the various costs and expenses that an investor in GBDC, GCIC or, following the Merger, the combined company will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, performance of GBDC, GCIC, and the combined company will vary and may result in a return greater or less than 5%. The incentive fee under each of the Current GBDC Investment Advisory Agreement, the GCIC Investment Advisory Agreement and the New Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. Under each of the Current GBDC Investment Advisory Agreement, the GCIC Investment Advisory Agreement and the New Investment Advisory Agreement, no incentive fee would be payable if GBDC, GCIC or the combined company, as applicable, has a 5% annual return. If sufficient returns are achieved on investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, expenses, and returns to investors, would be higher. The example assumes that all dividends and other distributions are reinvested at net asset value. Under certain circumstances, reinvestment of dividends and other distributions under the relevant dividend reinvestment plan may occur at a price per share that differs from net asset value. See “Golub Capital BDC, Inc. Dividend Reinvestment Plan” and “Golub Capital Investment Corporation Dividend Reinvestment Plan” for additional information regarding GBDC’s and GCIC’s dividend reinvestment plan, respectively.
The example and the expenses in the table above should not be considered a representation of GBDC’s, GCIC’s, or, following the Merger, the combined company’s, future expenses, and actual expenses may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This joint proxy statement/prospectus contains statements that constitute forward-looking statements, which relate to GBDC, GCIC or, following the Merger, the combined company, regarding future events or the future performance or future financial condition of GBDC, GCIC or, following the Merger, the combined company. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about GBDC, GCIC or, following the Merger, the combined company, their industry and their respective beliefs and assumptions. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including:
•
the ability of the parties to consummate the Merger described in this joint proxy statement/prospectus on the expected timeline, or at all;

•
the failure of the GBDC stockholders to approve the Certificate of Incorporation Amendment Proposal, the Merger Stock Issuance Proposal or the Advisory Agreement Amendment Proposal;

•
the failure of GCIC stockholders to approve the Merger Proposal;

•
the ability to realize the anticipated benefits of the proposed Merger;

•
the effects of disruption on the business of GBDC and GCIC from the proposed Merger;

•
the effect that the announcement or consummation of the Merger may have on the trading price of GBDC Common Stock;

•
the combined company’s plans, expectations, objectives and intentions, as a result of the Merger;

•
any decision by GCIC to pursue continued operations;

•
any potential termination of the Merger Agreement or action of GCIC stockholders with respect to any proposed transaction;

•
the pursuit by GCIC of a liquidation or an alternative transaction upon the termination of the Merger Agreement;

•
changes in GBDC’s and/or GCIC’s NAV in the future;

•
GBDC’s and GCIC’s future operating results;

•
GBDC’s and GCIC’s business prospects and the prospects of their portfolio companies;

•
the effect of investments that GBDC and GCIC expect to make and the competition for those investments;

•
GBDC’s and GCIC’s contractual arrangements and relationships with third parties;

•
actual and potential conflicts of interest with GC Advisors and other affiliates of Golub Capital;

•
the dependence of GBDC’s and GCIC’s future success on the general economy and its effect on the industries in which they invest;

•
the ability of GBDC’s and GCIC’s portfolio companies to achieve their objectives;

•
the use of borrowed money to finance a portion of GBDC’s and GCIC’s investments;

•
the adequacy of financing sources and working capital;

•
the timing of cash flows, if any, from the operations of GBDC’s and GCIC’s portfolio companies;

•
general economic and political trends and other external factors;

•
the ability of GC Advisors to locate suitable investments for GBDC and GCIC and to monitor and administer their respective investments;

•
the ability of GC Advisors or its affiliates to attract and retain highly talented professionals;

•
GBDC’s and GCIC’s ability to qualify and maintain their respective qualifications as a RIC and as a business development company;

•
general price and volume fluctuations in the stock markets;

•
the impact on GBDC’s and GCIC’s business of Dodd-Frank and the rules and regulations issued thereunder and any actions toward repeal thereof; and

•
the effect of changes to tax legislation and GBDC’s and GCIC’s respective tax position.

Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. The forward-looking statements contained in this joint proxy statement/prospectus involve risks and uncertainties. Actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth as “Risk Factors” and elsewhere in this joint proxy statement/prospectus.
The forward-looking statements included in this joint proxy statement/prospectus are based on information available on the date of this joint proxy statement/prospectus. Actual results could differ materially from those anticipated in any forward-looking statements and future results could differ materially from historical performance. You are advised to consult any additional disclosures that GBDC or GCIC may make directly to you or through reports that each has filed or in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This joint proxy statement/prospectus contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. GBDC and GCIC have not independently verified such statistics or data.
You should understand that, under Sections 27A(b)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this joint proxy statement/prospectus, any prospectus supplement or in periodic reports GBDC files under the Exchange Act.

SELECTED CONSOLIDATED FINANCIAL DATA OF GOLUB CAPITAL BDC, INC.
The following selected consolidated financial data of GBDC as of and for the six months ended March 31, 2019 and 2018 are derived from the unaudited consolidated financial statements of GBDC, and the selected consolidated financial data as of and for the years ended September 30, 2018, 2017, 2016, 2015 and 2014 is derived from the audited consolidated financial statements of GBDC. The financial data should be read in conjunction with GBDC’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Golub Capital BDC, Inc.” included elsewhere in this joint proxy statement/prospectus.
	Golub Capital BDC, Inc.
	As of and for the six months ended March 31,		As of and for the years ended September 30,
	2019	2018	2018	2017	2016	2015	2014
	(In thousands, except per share data)
Statement of Operations Data:
Total investment income	$81,216	$73,347	$152,171	$137,764	$127,871	$119,968	$109,526
Base management fee	13,033	11,859	24,214	23,815	22,020	20,330	17,053
Incentive fee	5,049	5,882	13,110	7,560	7,266	10,226	10,128
Interest and other debt financing expenses	20,420	15,620	33,174	31,534	27,724	24,510	20,227
All other expenses	2,841	2,947	5,652	5,309	5,881	5,905	5,583
Net investment income	39,873	37,039	76,021	69,546(1)	64,980(1)	58,997	56,535
Net realized gain (loss) on investments and foreign currency transactions	(3,839)	(137)	17,536	9,402	6,254	9,354	5,384
Net change in unrealized appreciation (depreciation) on investments, foreign currency translation and secured borrowings	193	7,445	(11,587)	3,340	(2,030)	2,440	3,469
Net increase (decrease) in net assets resulting from operations	36,227	44,347	81,970	82,288	69,204	70,791	65,388
Per share data:
Net asset value	$15.95	$16.11	$16.10	$16.08	$15.96	$15.80	$15.55
Net investment income	0.66	0.62	1.27	1.23(1)	1.25(1)	1.20	1.26
Net realized gain (loss) on investments and foreign currency transactions	(0.06)	—	0.29	0.16	0.12	0.19	0.11
Net change in unrealized appreciation (depreciation) on investments, foreign currency translation and secured borrowings	0.00*	0.13	(0.19)	0.06	(0.04)	0.05	0.07
Net increase (decrease) in net assets resulting from operations	0.60	0.75	1.37	1.45	1.33	1.44	1.44
Per share distributions declared	(0.76)	(0.72)	(1.36)	(1.53)	(1.28)	(1.28)	(1.28)
From net investment income	(0.63)	(0.67)	(1.31)	(1.51)	(1.04)	(1.18)	(1.28)
From capital gains	(0.13)	(0.05)	(0.05)	(0.02)	(0.24)	(0.10)	—
Dollar amount of distributions declared	45,808	42,948	81,307	86,443	66,879	62,969	57,823
Distribution from distributable earnings	45,808	42,948	81,307	86,443	66,879	62,969	57,823
From return of capital	—	—	—	—	—	—	—

	Golub Capital BDC, Inc.
	As of and for the six months ended March 31,		As of and for the years ended September 30,
	2019	2018	2018	2017	2016	2015	2014
	(In thousands, except per share data)
Balance Sheet data at period end:
Investments, at fair value	$1,955,013	$1,759,807	$1,782,841	$1,685,015	$1,660,612	$1,529,784	$1,347,612
Cash, restricted cash and cash equivalents, and foreign currencies	76,150	48,356	45,705	62,558	89,540	97,484	79,943
Other assets(2)	8,445	7,870	7,006	6,603	6,357	6,158	6,318
Total assets(2)	2,039,608	1,816,033	1,835,552	1,754,176	1,756,509	1,633,426	1,433,873
Total debt	1,051,173	835,200	845,683	781,100	865,175	813,605	697,539
Total liabilities(2)	1,073,373	851,677	866,698	796,230	877,684	822,556	701,134
Total net assets	966,235	964,356	968,854	957,946	878,825	810,870	732,739
Other data:
Number of portfolio companies at period end	211	189	199	185	183	164	145

*
Represents an amount less than $0.01 per share.

(1)
Net investment income for the years ended September 30, 2017 and 2016 is shown after a net expense of  $17 and $333, respectively, for U.S. federal excise tax.

(2)
On October 1, 2015, GBDC adopted ASU 2015-03 which requires that debt issuance costs related to a recognized debt liability to be presented on the balance sheet as a direct deduction from the carrying amount of the debt liability rather than as an asset. Adoption of ASU 2015-03 requires the changes to be applied retrospectively.

SELECTED CONSOLIDATED FINANCIAL DATA OF GOLUB CAPITAL INVESTMENT CORPORATION
The following selected consolidated financial data of GCIC as of and for the six months ended March 31, 2019 and 2018 are derived from the unaudited consolidated financial statements of GCIC, and the selected consolidated financial data as of and for the years ended September 30, 2018, 2017, 2016 and 2015 and for the period from September 22, 2014 (inception) to September 30, 2014 is derived from the audited consolidated financial statements of GCIC. The financial data should be read in conjunction with GCIC’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Golub Capital Investment Corporation” included elsewhere in this joint proxy statement/prospectus.
	Golub Capital Investment Corporation
	As of and for the six months ended March 31,		As of and for the year ended September 30,				Period from September 22, 2014 (Inception) to September 30, 2014
	2019	2018	2018	2017	2016	2015
	(In thousands, except per share data)
Statement of Operations Data:
Total investment income	$82,638	$64,358	$139,381	$98,478	$57,379	$19,401	$—
Base management fee	12,835	10,235	21,548	16,674	10,195	3,820	—
Incentive fee	7,541	9,104	18,312	11,406	5,923	1,239	—
Interest and other debt financing expenses	21,903	14,389	31,333	22,535	11,932	3,731	—
All other expenses	2,678	2,106	4,343	3,574	2,140	1,147	—
Base management fee waiver	(3,500)	(2,791)	(5,877)	(4,547)	(2,780)	(1,042)	—
Incentive fee waiver	(1,315)	(2,161)	(4,463)	(1,468)	(389)	—	—
Net investment income	42,496	33,476	74,185	50,304	30,356	10,506	—
Net realized gain (loss) on investments and foreign currency transactions	(917)	94	3,716	1,419	856	42	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(1,742)	4,952	(132)	3,158	5,855	2,479	—
Net increase (decrease) in net assets resulting from operations	$39,837	$38,522	77,769	54,881	37,067	13,027	—
Per share data:
Net asset value	$15.00	$15.00	$15.00	$15.00	$15.00	$15.00	$15.00
Net investment income	0.62	0.62	1.31	1.13	1.06	0.76	—
Net realized gain (loss) on investments and foreign currency transactions	(0.01)	0.00	0.07	0.03	0.03	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(0.04)	0.09	(0.00)*	0.08	0.20	0.18	—
Net increase (decrease) in net assets resulting from operations	0.58	0.71	1.38	1.24	1.29	0.94	—
Per share distributions declared(1)	(0.57)	(0.71)	1.38	1.24	1.26	0.89	—
From net investment income	(0.51)	(0.69)	(1.38)	(1.24)	(1.26)	(0.89)	—
From capital gains	(0.06)	(0.02)	—	(0.00)*	—	—	—
Other(2)	—	—	—	—	(0.03)	(0.05)	—
Dollar amount of distributions declared(1)	39,837	38,522	77,769	54,881	37,067	13,027	—
Distribution from distributable earnings	26,875	24,323	65,929	46,642	27,198	8,155	—
Distributions declared and payable	12,962	14,199	11,840	8,239	9,869	4,872	—

	Golub Capital Investment Corporation
	As of and for the six months ended March 31,		As of and for the year ended September 30,				Period from September 22, 2014 (Inception) to September 30, 2014
	2019	2018	2018	2017	2016	2015
	(In thousands, except per share data)
Balance Sheet data at period end:
Investments, at fair value	$2,016,848	$1,574,624	$1,674,438	$1,397,701	$1,069,710	$551,878	$—
Cash, restricted cash and cash equivalents, and foreign currencies	95,407	45,553	38,516	51,131	75,731	12,892	10
Other assets(3)	7,675	6,343	6,107	6,263	3,557	2,469	—
Total assets(3)	2,119,930	1,626,530	1,719,061	1,455,095	1,148,998	567,239	10
Total debt	993,713	733,300	762,330	670,200	520,600	249,700	—
Total liabilities(3)	1,021,290	759,225	786,852	686,875	532,691	254,592	—
Total net assets	1,098,640	867,295	932,209	768,220	616,307	312,647	10
Other data:
Number of portfolio companies at period end	200	176	186	167	158	141	N/A

*
Represents an amount less than $0.01 per share.

(1)
The per share data and dollar amount for distributions declared reflect the amount of distributions paid or payable with a record date during the applicable period.

(2)
Includes the impact of different share amounts as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on the shares outstanding as of the period end.

(3)
On October 1, 2015, GCIC adopted Accounting Standards Update, or ASU, 2015-03 which requires that debt issuance costs related to a recognized debt liability be presented on the balance sheet as a direct deduction from the carrying amount of the debt liability rather than as an asset. Adoption of ASU 2015-03 requires the changes to be applied retrospectively.

UNAUDITED SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA
	For the six months ended March 31, 2019	For the Year Ended September 30, 2018
Total investment income	$160,304	$284,452
Total expenses	82,295	147,814
Net investment income before taxes	78,009	136,638
Excise tax	—	—
Net investment income after taxes	78,009	136,638
Net realized and unrealized gains (losses) on investments and foreign currency	(2,755)	16,633
Net increase (decrease) in net assets resulting from operations	$75,254	$153,271

	As of March 31, 2019	As of September 30, 2018
Total assets	$4,155,025	$3,545,692
Total debt less unamortized debt issuance costs	2,034,632	1,605,079
Net assets	$2,061,121	$1,896,642

UNAUDITED PRO FORMA PER SHARE DATA
	As of and For the six months ended March 31, 2019				As of and For the Year Ended September 30, 2018
	Golub Capital BDC, Inc.	Golub Capital Investment Corporation(3)	Pro-Forma Consolidated Golub Capital BDC, Inc.	Per Equivalent Golub Capital Investment Corporation	Golub Capital BDC, Inc.	Golub Capital Investment Corporation(3)	Pro-Forma Consolidated Golub Capital BDC, Inc.	Per Equivalent Golub Capital Investment Corporation
Net increase (decrease) in net assets resulting from operations:
Basic	$0.60	$0.58	$0.61	$0.53	$1.37	$1.38	$1.35	$1.17
Diluted	0.60	0.58	0.61	0.53	1.37	1.38	1.35	1.17
Cash dividends declared(1)	0.76	0.57	0.69	0.60	1.36	1.38	1.40	1.21
Net asset value per share(2)	$15.95	$15.00	$16.63	$14.38	$16.10	$15.00	$16.65	$14.40

(1)
The cash dividends declared per share represent the actual dividends declared per share for the period presented. The pro-forma consolidated cash dividends declared are the dividends per share as declared by GBDC.

(2)
The pro forma consolidated net asset value per share is computed by dividing the pro forma consolidated net assets as of March 31, 2019 and September 30, 2018, respectively by the pro forma consolidated number of shares outstanding as measured without considering the market value to a GCIC shareholder of the exchanged shares in GBDC.

(3)
The GCIC equivalent pro forma per share amount is calculated by multiplying the pro forma consolidated consolidated GBDC per share amounts by an exchange ratio of 0.865.

THE GBDC SPECIAL MEETING
Date, Time and Place of the GBDC Special Meeting
The GBDC Special Meeting will be held at 8:00 a.m., Eastern Time, on September 4, 2019, at 666 Fifth Avenue, New York, New York. This joint proxy statement/prospectus will be sent to GBDC stockholders of record as of July 12, 2019 on or about July 17, 2019.
Purpose of the GBDC Special Meeting
At the GBDC Special Meeting, GBDC stockholders will be asked to approve each of  (i) the Certificate of Incorporation Amendment Proposal, (ii) the Merger Stock Issuance Proposal and (iii) the Advisory Agreement Amendment Proposal.
The GBDC Board, including, after separate meetings and discussion, all of the GBDC Independent Directors, has unanimously approved the Merger Agreement, including the Merger and the related transactions, and the New Investment Advisory Agreement. The GBDC Board, including each of the GBDC Independent Directors, has unanimously approved the amendment to the GBDC certificate of incorporation to increase the authorized capital stock of GBDC, declared such amendment to be advisable and directed that the amendment be submitted to the stockholders of GBDC for approval at the GBDC Special Meeting. The GBDC Board, including each of the GBDC Independent Directors, unanimously recommends that GBDC stockholders vote “FOR” each of the Certificate of Incorporation Proposal, the Merger Stock Issuance Proposal and the Advisory Agreement Amendment Proposal.
Record Date
GBDC stockholders may vote their shares at the GBDC Special Meeting only if they were a stockholder of record at the close of business on July 12, 2019. There were 60,715,756 shares of the GBDC Common Stock outstanding on the GBDC Record Date. Each share of common stock is entitled to one vote.
Quorum and Adjournments
A quorum must be present at the GBDC Special Meeting for any business to be conducted. The presence at the GBDC Special Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the GBDC Record Date will constitute a quorum. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes. If there are not enough votes for a quorum, the presiding officer or GBDC stockholders who are represented in person or by proxy may vote to adjourn the GBDC Special Meeting to permit the further solicitation of proxies.
If there appears not to be enough votes for a quorum or to approve the Certificate of Incorporation Amendment Proposal, the Merger Stock Issuance Proposal or the Advisory Agreement Amendment Proposal at the GBDC Special Meeting, the presiding officer or holders of a majority of the votes entitled to be cast by the GBDC stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the GBDC Special Meeting from time to time without notice other than announcement at the GBDC Special Meeting.
A GBDC stockholder vote may be taken on any of the proposals in this joint proxy statement/prospectus prior to any such adjournment if there are sufficient votes for approval of such proposal.
Broker Non-Votes
Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the meeting. Each of the Certificate of Incorporation Amendment Proposal, the Merger Stock Issuance Proposal and the Advisory Agreement Amendment Proposal is a non-routine matter for GBDC.

As a result, if a GBDC stockholder holds shares in “street name” through a broker, bank or other nominee, such broker, bank or nominee will not be permitted to exercise voting discretion with respect to either the Certificate of Incorporation Amendment Proposal, the Merger Stock Issuance Proposal or the Advisory Agreement Amendment Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Certificate of Incorporation Amendment Proposal and the Advisory Agreement Amendment Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Merger Stock Issuance Proposal.
Vote Required
Each share of GBDC Common Stock held by a holder of record as of the GBDC Record Date has one vote on each matter considered at the GBDC Special Meeting.
The Certificate of Incorporation Amendment Proposal
The affirmative vote of the holders of a majority of the outstanding shares of GBDC Common Stock entitled to vote at the GBDC Special Meeting is required for approval of the Certificate of Incorporation Amendment Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Certificate of Incorporation Amendment Proposal. Proxies received will be voted “FOR” the Certificate of Incorporation Amendment Proposal, unless GBDC stockholders designate otherwise.
The Merger Stock Issuance Proposal
The approval of the Merger Stock Issuance Proposal requires the affirmative vote of at least a majority of the votes cast by holders of GBDC Common Stock at a meeting at which a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of the Merger Stock Issuance Proposal. Proxies received will be voted “FOR” the Merger Stock Issuance Proposal, unless GBDC stockholders designate otherwise.
Under the terms of the Merger Agreement, each GCIC stockholder will have the right to receive, for each share of GCIC Common Stock, 0.865 shares of GBDC Common Stock. The number of shares of GBDC Common Stock to be received will be subject to adjustment if, between the date of the Merger Agreement and the effective time of the Merger, the respective outstanding shares of GBDC Common Stock or GCIC Common Stock have increased or decreased or changed into or been exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities is declared with a record date within such period.
The Advisory Agreement Amendment Proposal
The approval of the Advisory Agreement Amendment Proposal requires the approval of  “a majority of the outstanding voting securities” of GBDC. Under the 1940 Act, a “majority of the outstanding voting securities” of GBDC is the lesser of: (1) 67% of the GBDC Common Stock at the GBDC Special Meeting if the holders of more than 50% of the outstanding shares of GBDC Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of GBDC Common Stock. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Advisory Agreement Amendment Proposal. Proxies received will be voted “FOR” the Advisory Agreement Amendment Proposal unless GBDC stockholders designate otherwise.
Voting of Management
On the GBDC Record Date, GBDC’s officers and directors owned and were entitled to vote 443,014 shares of GBDC Common Stock, representing less than 1.0% of the outstanding shares of GBDC Common Stock on the GBDC Record Date. None of GBDC’s officers or directors has entered into any voting agreement relating to the Merger.
Voting of Proxies
GBDC encourages GBDC stockholders to vote their shares, either by voting in person at the GBDC Special Meeting or by voting by proxy, which means that the GBDC stockholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with the GBDC stockholder’s instructions. If GBDC stockholders execute a proxy without specifying their voting instructions, such GBDC stockholders’ shares will be voted in accordance with the GBDC Board’s recommendation. If any other business is brought before the GBDC Special Meeting, GBDC stockholders’ shares will be voted at the GBDC Board’s discretion unless the GBDC stockholders specifically state otherwise on their proxies.
GBDC stockholders may revoke a proxy at any time before it is exercised by notifying GBDC’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the GBDC Special Meeting. Any GBDC stockholder entitled to vote at the GBDC Special Meeting may attend the GBDC Special Meeting and vote in person, whether or not such GBDC stockholder has previously voted his or her shares via proxy or wishes to change a previous vote.
A GBDC stockholder may vote in person at the GBDC Special Meeting or by proxy in accordance with the instructions provided below. A GBDC stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.
•
By Internet:   Log on to www.proxyvote.com, or scan the Quick Response Code or “QR Code” on your proxy card.

•
By telephone:   (800) 690-6903 to reach a toll-free, automated touchtone voting line, or (844) 804-1641 Monday through Friday 9:00 a.m. until 9:00 p.m. Eastern Time to reach a toll-free, live operator line.

•
By mail:   You may vote by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 5:00 p.m., Eastern Time, on September 3, 2019.

•
In person:   You may vote in person at the GBDC Special Meeting by requesting a ballot when you arrive. If your shares of GBDC Common Stock are held through a broker and you attend the GBDC Special Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the GBDC Special Meeting.

Important notice regarding the availability of proxy materials for the GBDC Special Meeting.   GBDC’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.
Revocability of Proxies
Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the GBDC Special Meeting, by attending the GBDC Special Meeting and voting in person, or by a notice, provided in writing and signed by the GBDC Stockholder, delivered to GBDC’s Secretary on any business day before the date of the GBDC Special Meeting.
Solicitation of Proxies
GBDC and GCIC will equally bear the cost of preparing, printing and mailing this joint proxy statement/prospectus and the applicable accompanying Notice of Special Meeting of Stockholders and proxy card. GBDC and GCIC intend to use the services of GC Advisors to aid in the distribution and collection of proxy votes. GBDC and GCIC expect to pay market rates for such services. No additional compensation will be paid to directors, officers or regular employees for such services. GBDC has also retained Broadridge Investor Communication Solutions Inc. to assist in the solicitation of proxies for an estimated fee of approximately $100,000, plus out-of-pocket expenses.
For more information regarding expenses related to the Merger, see “Questions and Answers about the Merger — Who is responsible for paying the expenses relating to completing the Merger?”
Appraisal Rights
GBDC stockholders do not have the right to exercise appraisal rights with respect to any matter to be voted upon at the GBDC Special Meeting.

THE GCIC SPECIAL MEETING
Date, Time and Place of the GCIC Special Meeting
The GCIC Special Meeting will be held at 8:00 a.m., Eastern Time, on September 4, 2019, at 666 Fifth Avenue, New York, New York. This joint proxy statement/prospectus will be sent to GCIC stockholders of record as of July 12, 2019 on or about July 17, 2019.
Purpose of the GCIC Special Meeting
At the GCIC Special Meeting, GCIC stockholders will be asked to approve the Merger Proposal.
The GCIC Board, including, after separate meetings and discussion, the GCIC Independent Directors, has unanimously approved the Initial Merger and the Merger Agreement and recommends that GCIC stockholders vote “FOR” the Merger Proposal.
Record Date
GCIC stockholders may vote their shares at the GCIC Special Meeting only if they were a stockholder of record at the close of business on July 12, 2019. There were 78,053,988.796 shares of GCIC Common Stock outstanding on the GCIC Record Date. Each share of GCIC Common Stock is entitled to one vote.
Quorum and Adjournments
A quorum must be present at the GCIC Special Meeting for any business to be conducted. The presence at the GCIC Special Meeting, in person or by proxy, of stockholders entitled to cast a majority of votes entitled to be cast at the GCIC Special Meeting will constitute a quorum. If there are not enough votes for a quorum, the chairman of the meeting may adjourn the GCIC Special Meeting to permit the further solicitation of proxies.
If there appear not to be enough votes to approve the Merger Proposal at the GCIC Special Meeting, the chairman of the GCIC Special Meeting shall have the power to conclude or adjourn the GCIC Special Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the GCIC Special Meeting.
A GCIC stockholder vote may be taken on any of the proposals in this joint proxy statement/prospectus prior to any such adjournment if there are sufficient votes for approval of such proposal.
Broker Non-Votes
Broker non-votes are described as votes cast by a broker or other nominee on behalf of a beneficial holder who does not provide explicit voting instructions to such broker or nominee and who does not attend the meeting. The Merger Proposal is a non-routine matter for GCIC. As a result, if a GCIC stockholder holds shares in “street name” through a broker, bank or other nominee, such broker, bank or nominee will not be permitted to exercise voting discretion with respect to the Merger Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes “against” the Merger Proposal.
Vote Required
Each share of GCIC Common Stock held by a holder of record as of the GCIC Record Date has one vote on each matter considered at the GCIC Special Meeting.
The Merger Proposal
The affirmative vote of the holders of outstanding shares of GCIC Common Stock entitled to cast a majority of votes entitled to be cast at the GCIC Special Meeting is required to approve the Merger Proposal.

Under the terms of the Merger Agreement, each GCIC Stockholder will have the right to receive, for each share of GCIC Common Stock, 0.865 shares of GBDC Common Stock. The number of shares of GBDC Common Stock to be received will be subject to adjustment if, between the date of the Merger Agreement and the effective time of the Initial Merger, the respective outstanding shares of GBDC Common Stock or GCIC Common Stock have increased or decreased or changed into or been exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities is declared with a record date within such period.
Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Merger Proposal. Proxies received will be voted “FOR” the Merger Proposal, unless GCIC stockholders designate otherwise.
Voting of Proxies
GCIC encourages GCIC stockholders to vote their shares, either by voting in person at the GCIC Special Meeting or by voting by proxy, which means that the GCIC stockholders authorize someone else to vote their shares. Shares represented by duly executed proxies will be voted in accordance with the GCIC stockholders’ instructions. If GCIC stockholders execute a proxy without specifying their voting instructions, such GCIC stockholders’ shares will be voted in accordance with the GCIC Board’s recommendation. If any other business is brought before the GCIC Special Meeting, the GCIC stockholders’ shares will be voted at the GCIC Board’s discretion unless the GCIC stockholders specifically state otherwise on their proxy.
GCIC stockholders may revoke a proxy at any time before it is exercised by notifying GCIC’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the GCIC Special Meeting. Any GCIC stockholder entitled to vote at the GCIC Special Meeting may attend the GCIC Special Meeting and vote in person, whether or not he or she has previously voted his or her shares via proxy or wishes to change a previous vote.
A GCIC stockholder may vote in person at the GCIC Special Meeting or by proxy in accordance with the instructions provided below. A GCIC stockholder may also authorize a proxy by telephone or through the Internet using the toll-free telephone numbers or web address printed on your proxy card. Authorizing a proxy by telephone or through the Internet requires you to input the control number located on your proxy card. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call or Internet link.
•
By Internet:   Log on to www.proxyvote.com.

•
By telephone:   (888) 227-9349 to reach a toll-free, automated touchtone voting line, or (866) 416-0565 Monday through Friday 9:00 a.m. until 10:00 p.m. Eastern Time to reach a toll-free, live operator line.

•
By mail:   You may authorize a proxy by following the directions and indicating your instructions on the enclosed proxy card, dating and signing the proxy card, and promptly returning the proxy card in the envelope provided, which requires no postage if mailed in the United States. Please allow sufficient time for your proxy card to be received on or prior to 5:00 p.m., Eastern Time, on September 3, 2019.

•
In person:   You may vote in person at the GCIC Special Meeting by requesting a ballot when you arrive. If your shares of GCIC Common Stock are held through a broker and you attend the GCIC Special Meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the GCIC Special Meeting.

Important notice regarding the availability of proxy materials for the GCIC Special Meeting. GCIC’s joint proxy statement/prospectus and the proxy card are available at www.proxyvote.com.

Revocability of Proxies
Any proxy authorized pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. A revocation may be effected by resubmitting voting instructions via the Internet voting site, by telephone, by obtaining and properly completing another proxy card that is dated later than the original proxy card and returning it, by mail, in time to be received before the GCIC Special Meeting, by attending the GCIC Special Meeting and voting in person, or by a notice, provided in writing and signed by the GCIC stockholder, delivered to GCIC’s Secretary on any business day before the date of the GCIC Special Meeting.
Solicitation of Proxies
GCIC and GBDC will equally bear the cost of preparing, printing and mailing this joint proxy statement/prospectus and the applicable accompanying Notice of Special Meeting of Stockholders and proxy card. GCIC and GBDC intend to use the services of GC Advisors to aid in the distribution and collection of proxy votes. GCIC and GBDC expect to pay market rates for such services. No additional compensation will be paid to directors, officers or regular employees for such services.
For more information regarding expenses related to the Merger, see “Questions and Answers about the Merger — Who is responsible for paying the expenses relating to completing the Merger?”
Appraisal Rights
GCIC stockholders do not have the right to exercise rights of objecting stockholders with respect to any matter to be voted upon at the GCIC Special Meeting.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
The Merger Agreement provides that the holders of GCIC Common Stock will be entitled to receive, for each share of GCIC Common Stock, 0.865 shares of GBDC Common Stock, subject to adjustment only in the event of reclassification, recapitalization or similar transaction by either company. The unaudited pro forma condensed consolidated financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of both GBDC and GCIC, which are included elsewhere in this joint proxy statement/prospectus.
The following unaudited pro forma condensed consolidated financial information and explanatory notes illustrate the effect of the Merger on GBDC’s financial position and results of operations based upon the companies’ respective historical financial positions and results of operations under the asset acquisition method of accounting with GBDC treated as the acquirer.
Generally, under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than certain “non-qualifying” assets (for example cash) and does not give rise to goodwill. GBDC believes that the acquisition of GCIC should be accounted for as an asset acquisition based on the nature of its pre-acquisition operations and other factors outlined in ASC 805-50 — Business Combinations — Related Issues.
The unaudited pro forma condensed consolidated financial information includes the unaudited pro forma condensed consolidated balance sheet as of March 31, 2019 assuming the Initial Merger and Subsequent Merger had been completed on March 31, 2019. The unaudited pro forma condensed consolidated income statements for the six months ended March 31, 2019 and for the year ended September 30, 2018 were prepared assuming the Initial Merger and Subsequent Merger had been completed on September 30, 2017.
The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Merger been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchases and other factors. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed consolidated financial information, the allocation of the pro forma purchase price reflected in the unaudited pro forma condensed consolidated financial information involves estimates, is subject to adjustment and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the Merger.

Golub Capital BDC, Inc. and Subsidiaries

Pro Forma Condensed Consolidated Statement of Financial Condition
As of March 31, 2019
Unaudited
(In thousands, except share and per share data)
	Actual	Actual	Pro Forma Adjustments		Pro Forma
	Golub Capital BDC, Inc.	Golub Capital Investment Corporation			Golub Capital BDC, Inc. Combined
Assets and Liabilities Data:
Investments, at fair value	$1,955,013	$2,016,848	$—	(A)	$3,971,861
Cash and cash equivalents, restricted cash and cash equivalents, and foreign currencies	76,150	95,407	(3,696)	(B)	167,861
Other assets	8,445	7,675	(817)	(C)	15,303
Total assets	2,039,608	2,119,930	(4,513)		4,155,025
Debt less unamortized debt issuance costs	1,046,235	987,393	1,004	(A)	2,034,632
Other liabilities	27,138	33,897	(1,763)	(B)(C)	59,272
Total liabilities	1,073,373	1,021,290	(759)		2,093,904
Net Assets	966,235	1,098,640	(3,754)	(C)	2,061,121
Total liabilities and net assets	$2,039,608	$2,119,930	$(4,513)		$4,155,025
Number of common shares outstanding	60,587,403	73,242,693	(9,887,764)	(C)	123,942,332
Net asset value per common share	$15.95	$15.00			$16.63
See notes to pro forma condensed consolidated financial statements.

Golub Capital BDC, Inc. and Subsidiaries

Pro Forma Condensed Consolidated Statement of Operations
For the Six Months Ended March 31, 2019
Unaudited
(In thousands, except share and per share data)
	Actual	Actual	Pro Forma Adjustments		Pro Forma
	Golub Capital BDC, Inc.	Golub Capital Investment Corporation			Golub Capital BDC, Inc.
Performance Data:
Interest and dividend income	$80,569	$82,165	$(3,550)	(D)	$159,184
Fees and other income	647	473	—		1,120
Total investment income	81,216	82,638	(3,550)		160,304
Interest and other debt financing expenses	20,420	21,903	(1,611)	(A)	40,712
Base management fee	13,033	12,835	—		25,868
Incentive fee	5,049	7,541	(2,177)	(E)	10,413
Other expenses	2,841	2,678	(217)	(F)	5,302
Operating expenses	41,343	44,957	(4,005)		82,295
Management fee waiver	—	(3,500)	3,500	(E)	—
Incentive fee waiver	—	(1,315)	1,315	(E)	—
Net expenses	41,343	40,142	810		82,295
Net investment income	39,873	42,496	(4,360)		78,009
Net realized gain (loss) on investments and foreign currency transactions	(3,839)	(917)	—		(4,756)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	193	(1,742)	3,550	(D)	2,001
Total net realized and unrealized gains (losses)	(3,646)	(2,659)	3,550		(2,755)
Net increase (decrease) in net assets resulting from operations	36,227	$39,837	(810)		75,254
Per Common Share Data
Basic and diluted earnings per common share	$0.60	$0.58			$0.61
Net investment income per common share	$0.66	$0.62			$0.63
Basic and diluted weighted average common shares outstanding(1)	60,301,709	68,339,181	(4,984,252)		123,656,638

(1)
Basic and diluted weighted average common shares outstanding for Pro Forma Golub Capital BDC, Inc. is estimated by adding estimated share issuance to GCIC shareholders of 63,354,929 shares to average common shares outstanding for GBDC for the six months ended March 31, 2019.

See notes to pro forma condensed consolidated financial statements.

Golub Capital BDC, Inc. and Subsidiaries

Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended September 30, 2018
Unaudited
(In thousands, except share and per share data)
	Actual	Actual	Pro Forma Adjustments		Pro Forma
	Golub Capital BDC, Inc.	Golub Capital Investment Corporation			Golub Capital BDC, Inc.
Performance Data:
Interest and dividend income	$149,657	$136,123	$(7,100)	(D)	$278,680
Fees and other income	2,514	3,258	—		5,772
Total investment income	152,171	139,381	(7,100)		284,452
Interest and other debt financing expenses	33,174	31,333	(626)	(A)	63,881
Base management fee	24,214	21,548	—		45,762
Incentive fee	13,110	18,312	(2,378)	(E)	29,044
Other expenses	5,652	4,343	(868)	(F)	9,127
Operating expenses	76,150	75,536	(3,872)		147,814
Management fee waiver	—	(5,877)	5,877	(E)	—
Incentive fee waiver	—	(4,463)	4,463	(E)	—
Net expenses	76,150	65,196	6,468		147,814
Net investment income	76,021	74,185	(13,568)		136,638
Net realized gain (loss) on investments and foreign currency transactions	17,536	3,716	—		21,252
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(11,587)	(132)	7,100	(D)	(4,619)
Total net realized and unrealized gains (losses)	5,949	3,584	7,100		16,633
Net increase (decrease) in net assets resulting from operations	81,970	77,769	(6,468)		153,271
Per Common Share Data
Basic and diluted earnings per common share	$1.37	$1.38			$1.35
Net investment income per common share	$1.27	$1.32			$1.20
Basic and diluted weighted average common shares outstanding(1)	59,803,208	56,328,125	(2,570,765)		113,560,568

(1)
Basic and diluted weighted average common shares outstanding for Pro Forma Golub Capital BDC, Inc. is estimated by adding estimated share issuance to GCIC shareholders of 53,757,360 shares based on outstanding shares of GCIC stock as of September 30, 2018 to average common shares outstanding for GBDC for the year ended September 30, 2018.

See notes to pro forma condensed consolidated financial statements.

Golub Capital BDC, Inc. and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements
Unaudited
(In thousands, except share and per share data)
1. BASIS OF PRO FORMA PRESENTATION
The unaudited pro forma condensed consolidated financial information related to the Initial Merger and Subsequent Merger is included as of March 31, 2019, for the six months ended March 31, 2019 and for the year ended September 30, 2018. On November 27, 2018, GBDC and GCIC entered into the Merger Agreement. For the purposes of the pro forma condensed consolidated financial statements, the purchase price is approximately $1.1 billion in stock consideration which is based upon a price of  $17.73 per share of GBDC Common Stock as of July 2, 2019 and an implied value per share of GCIC Common Stock of $15.34. The pro forma adjustments included herein reflect the conversion of GCIC Common Stock into GBDC Common Stock using an exchange ratio of 0.865 of a share of GBDC Common Stock, for each of the approximately 73.2 million shares of GCIC Common Stock outstanding as of March 31, 2019.
The merger of Merger Sub with and into GCIC will be accounted for as an asset acquisition of GCIC by GBDC in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations — Related Issues. In applying the asset acquisition method of accounting, GBDC uses a cost approach to allocate the cost of the assets purchased against the assets being acquired. The cost of the acquisition is determined to be the fair value of the consideration given or the fair value of the assets acquired, whichever is more clearly evident. GBDC has determined that the fair value of the shares of GBDC Common Stock to be issued pursuant to the Merger Agreement based on GBDC’s close price to be most evident of fair value. On a pro forma basis, GBDC’s share price on the NASDAQ as of July 2, 2019, as well as the addition of estimated transaction costs expected to be incurred by GBDC, was used as a preliminary estimate of purchase price. The fair value of the merger consideration paid by GBDC is allocated to assets acquired and liabilities assumed based on their relative fair values as of the date of acquisition other than certain “non-qualifying” assets (for example cash) and will not give rise to goodwill. Preliminary purchase accounting allocations are detailed in Note 2.
GBDC’s financial statements include its accounts and the accounts of all its consolidated subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.
Use of Estimates:   The preparation of the unaudited pro forma condensed consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.
Valuation of Portfolio Investments:   The valuation processes and oversight are identical for GBDC and GCIC. Each quarter, GBDC and GCIC determine the net asset value of its investment portfolio. Securities are valued at fair value as determined in good faith by the Board pursuant to GBDC’s and GCIC’s valuation policies. In connection with that determination, the Advisor provides the Board with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services. The Board has delegated day-to-day responsibility for implementing its valuation policies to the Advisor’s management team, and has authorized the Advisor’s management team to utilize independent third-party valuation and pricing services that have been approved by the Board. The valuation committee of the Board is responsible for overseeing the Advisor’s implementation of the valuation process.
ASC Topic 820 issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also

Golub Capital BDC, Inc. and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements (continued)
Unaudited
(In thousands, except share and per share data)

establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
Income Taxes:   GBDC has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for and maintain qualification as a RIC, GBDC must, among other things, meet certain source-of-income and asset diversification requirements, as well as distribute to its stockholders, for each tax year, at least 90% of its “investment company taxable income,” which is generally GBDC’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid. As a RIC, GBDC will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. GBDC intends to make distributions in an amount sufficient to qualify for and maintain its RIC tax status each tax year and to not pay any U.S. federal income taxes on income so distributed. GBDC is also subject to nondeductible federal excise taxes if it does not distribute in respect of each calendar year an amount at least equal to the sum of 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Transaction Costs:   Both GBDC and GCIC incur direct transaction costs resulting from the Merger. GBDC, as the acquirer in an asset acquisition, will capitalize its transaction costs and such costs will be reflected as an adjustment to the purchase price of GCIC. GCIC will expense its transaction costs as incurred.
GBDC expects to incur $2.8 million in estimated transaction costs, which will be capitalized for the purposes of the purchase price allocation and will be reflected in the premium to the price of the assets purchased. GCIC expects to incur $2.8 million in estimated transaction costs. For the six months ended March 31, 2019 and for the year ended September 30, 2018, GCIC incurred $0.5 million and $0.1 million, respectively, in transaction costs, reflected in the Consolidated Statements of Operations. As of March 31, 2019 and September 30, 2018, GBDC had recognized $0.8 million and $0.0 million of transaction costs, respectively, which are included in other assets on the Consolidated Statements of Financial Condition.
2. PRELIMINARY PURCHASE ACCOUNTING ALLOCATIONS
The unaudited pro forma condensed consolidated financial information includes the unaudited pro forma condensed consolidated statement of financial condition as of March 31, 2019 assuming the Initial Merger and Subsequent Merger had been completed on March 31, 2019. The unaudited pro forma condensed consolidated income statements for the six months ended March 31, 2019 and for the year ended September 30, 2018 were prepared assuming the Merger and Subsequent Merger had been completed on September 30, 2017.
The table below reflects the calculation of purchase price for purposes of the pro forma condensed consolidated statement of financial condition. To estimate pro forma purchase price, the fair value or price of each share of GBDC stock issued is based on the closing price on July 2, 2019 of  $17.73. As the Merger is likely to occur in the third quarter of 2019, changes in the price of GBDC Common Stock used to determine total purchase price are expected and the pro forma purchase price is likely to change. Additionally, the number of shares of GCIC outstanding as of merger close date could be more than the shares outstanding as of March 31, 2019, used below in the calculation of purchase price. The unaudited pro forma condensed consolidated statement of financial condition reflects the issuance of approximately 63,354,929 shares of GBDC Common Stock pursuant to the Merger Agreement.

Golub Capital BDC, Inc. and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements (continued)
Unaudited
(In thousands, except share and per share data)

Shares of GBDC Common Stock to be issued to GCIC shareholders	63,354,929
Price of GBDC Common Stock at time of merger	$17.73
Total pro forma purchase price before transaction costs	$1,123,283
Estimated transaction costs	2,750
Total pro forma purchase price	$1,126,033
If the price of GBDC Common Stock was to increase or decrease by 5% from the July 2, 2019 price of $17.73, the total pro forma purchase price would be $1.2 billion and $1.1 billion, respectively.
The merger of Merger Sub with and into GCIC will be accounted for using the asset acquisition method of accounting. Accordingly, the purchase price paid by GBDC in connection with the Merger will be allocated to the acquired assets and assumed liabilities of GCIC at their relative fair values estimated by GBDC as of the effective date. GBDC intends to assign all acquired assets and assumed liabilities the same carrying value as GCIC before the Merger. The investments held by GCIC are substantially identical to GBDC’s investments, therefore the fair value ascribed to investments by GCIC will be in agreement with GBDC’s prices on already held investments. Further, the valuation methodology and processes of GBDC as described above in the “Valuation of Portfolio Investments” note are identical to the valuation methodology and processes of GCIC. In regards to the debt assumed, as of March 31, 2019, the fair value of GCIC’s debt was $988.4 million and had a carrying value of  $993.7 million. In accordance with ASC 805-50, the purchase price shall be allocated to assumed liabilities up to fair value, which results in GBDC acquiring GCIC’s debt at a discount of  $5.3 million as of March 31, 2019. It is expected other assets and other liabilities are short term in nature and therefore it can be assumed that fair value approximates carrying value. The excess fair value of the merger consideration paid by GBDC over the fair value of GCIC’s net assets acquired (henceforth referred to as the “purchase premium”) is further allocated to the cost of the investments acquired from GCIC, resulting in unrealized depreciation as of the first day of operations after the Merger. The purchase premium allocated to the former GCIC investments in loan securities would amortize over the life of the loans through interest income with a corresponding reversal of the initial unrealized depreciation on the GCIC loans acquired through their ultimate disposition. The purchase premium allocated to investments in equity securities would not amortize over the life of the equity securities through interest income and, assuming no subsequent change to the fair value of the GCIC equity securities acquired and disposition of such equity securities at fair value, would be recognized as realized loss with a corresponding reversal of the unrealized depreciation upon disposition of the GCIC equity securities acquired. The purchase premium allocated to investments in equity securities has not been included in the pro forma condensed statements of operations as the unrealized depreciation and subsequent realized loss is non-recurring.
The following table summarizes calculation of pro forma purchase price and adjustments to assets acquired and the liabilities assumed based on GBDC’s estimate of relative fair values:
	Golub Capital Investment Corporation March 31, 2019	Pro Forma Adjustments(1)	Pro Forma March 31, 2019
Common stock issued			$1,123,283
Transaction costs			2,750
Total purchase price			$1,126,033
Investments, at fair value	$2,016,848	$—	$2,016,848
Cash and cash equivalents	95,407	(3,696)	91,711
Other assets	7,675	—	7,675

Golub Capital BDC, Inc. and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements (continued)
Unaudited
(In thousands, except share and per share data)

	Golub Capital Investment Corporation March 31, 2019	Pro Forma Adjustments(1)	Pro Forma March 31, 2019
Total assets acquired	2,119,930	(3,696)	2,116,234
Debt less unamortized debt issuance costs	987,393	1,004	993,713
Other liabilities assumed	33,897	(3,696)	30,201
Total liabilities	1,021,290	(2,692)	1,018,598
Net assets acquired	$1,098,640	$(1,004)	$1,097,636
Purchase premium(2)			$28,397

(1)
Pro forma adjustments are detailed in Note 3 — Preliminary Pro Forma Adjustments.

(2)
Purchase premium is allocated to cost of investments acquired after initial recognition of cost at fair value of assets acquired, illustrated in the table below.

	Pro Forma Adjustments
	Golub Capital Investment Corporation March 31, 2019	Recognition of Cost at Fair Value of Assets Acquired	Purchase Premium	Pro Forma March 31, 2019
Investments, at fair value:
Amortized cost	$2,007,430	$9,418	$28,397	$2,045,245
Unrealized appreciation (depreciation) on investments	9,418	(9,418)	(28,397)	(28,397)
	$2,016,848			$2,016,848
3. PRELIMINARY PRO FORMA ADJUSTMENTS
(A) The pro forma adjustment to Debt less unamortized debt issuance costs on the pro forma condensed consolidated statement of financial condition reflects a $6.3 million elimination of unamortized deferred debt issuance costs associated with GCIC’s debt facilities that will not be acquired as part of the Merger. This is partially offset by a $5.3 million discount recognized on GCIC’s existing debt facilities as a result of GBDC assuming GCIC’s debt at fair value as opposed to face value. Correspondingly, interest and other debt financing expenses on the pro forma condensed statements of operations for the six months ended March 31, 2019 and for the year ended September 30, 2018 reflects a reduction of  $2.3 million and $2.0 million, respectively, that represents the absence of deferred debt issuance costs to amortize if the Merger had been completed on September 30, 2017. This is partially offset by the inclusion of amortization of the discount on GCIC’s debt assumed in interest and other debt financing expenses on the pro forma condensed statements of operations of  $0.7 million and $1.4 million for the six months ended March 31, 2019 and for the year ended September 30, 2018, respectively. The adjustment to investments, at fair value, is detailed in a table in Note 2, which demonstrates the initial recognition by GBDC of GCIC investments at fair value, an increase in cost of investments equal to the calculated pro forma purchase premium and a corresponding reduction to unrealized appreciation (depreciation) on investments and foreign currency translation, resulting in no change in fair value of investments.
(B) The pro forma adjustment to cash and cash equivalents, restricted cash and cash equivalents, and foreign currencies reflects the payment of the Capital Gains Incentive Fee and Subordinated Liquidation Fee to GCIC’s Investment Advisor as of the Closing Date. To reflect the payment of the Capital Gains Incentive Fee, other liabilities has been reduced by the capital gains incentive fee payable as of March 31,

Golub Capital BDC, Inc. and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements (continued)
Unaudited
(In thousands, except share and per share data)

2019 of  $1.2 million with a corresponding reduction to cash acquired. This item is included on GCIC’s Consolidated Statement of Financial Condition as of March 31, 2019 in the line item “Management and incentive fees payable.” The payable for the Subordinated Liquidation Fee was not included in GCIC’s actual Consolidated Statement of Financial Condition as of March 31, 2019. Concurrently with the closing of the Merger, it is expected the Subordinated Liquidation fee will become payable, which is estimated to be $2.5 million. This estimate is preliminary and will vary based on the calculation of purchase price. The payment of the Subordinated Liquidation Fee will reduce distributions payable by a corresponding amount. As of March 31, 2019, GCIC has distributions payable of  $13.0 million on its Consolidated Statement of Financial Condition. This pro forma adjustment reduces distributions payable to $10.5 million, which is assumed as a liability by GBDC and will be paid to GCIC former shareholders in the period following the Merger. The payment of the estimated Subordinated Liquidation Fee is reflected in cash and cash equivalents.
(C) This pro forma adjustment reflects shares of GBDC Common Stock issued to GCIC stockholders based on an exchange ratio of 0.865 of a share of GBDC Common Stock for each share of GCIC Common Stock held as of March 31, 2019 resulting in a reduction in total combined shares outstanding of 9.9 million. As detailed in Note 2, total pro forma purchase price of the transaction is estimated to be $1.1 billion. Adjustments to net assets include the removal of historical GCIC net assets, the addition of new equity equal to estimated common share issuance of  $1.1 billion, and the addition of unrealized depreciation as described in Note 2, to be included as a component of net assets as of the day of the closing of the Merger. Estimated transaction costs of  $2.8 million have been capitalized as part of the purchase premium into cost of investments acquired. For the six months ended March 31, 2019 and for the year ended September 30, 2018, GBDC paid $0.8 million and $0.0 million in transaction expenses, respectively, which are included in other assets on GBDC’s consolidated statement of financial condition as of March 31, 2019. An additional liability equal to the remaining estimated transaction costs of  $2.0 million was added to the pro forma condensed statement of financial condition.
(D) This pro forma adjustment reflects the amortization of the purchase premium resulting from the purchase premium paid in the Merger allocated to the investments in loan securities acquired from GCIC over the assumed life of such loans and the corresponding reversal of the unrealized depreciation, described above in Note A, on the loans acquired from GCIC. The adjustment assumes the estimated purchase premium calculated as of March 31, 2019 of  $28.4 million equates to the purchase premium if the Merger had occurred on September 30, 2017. Based on these assumptions, the pro forma condensed statements of operations reflect reductions to interest income and corresponding reversals of unrealized depreciation of $3.6 million and $7.1 million for the six months ended March 31, 2019 and for the year ended September 30, 2018, respectively.
(E) After the merger, GCIC’s assets will be subject to the New Investment Advisory Agreement. The adjustments included in the pro forma condensed statements of operations are to account for differences in calculation of management and incentive fees between GCIC’s current contract and GBDC’s contract. Prior to the Merger, GCIC is subject to a 1.375% management fee that is irrevocably waived by GC Advisors to 1.00%. As GBDC does not have a voluntary waiver for management fees, the waivers incurred for the six months ended March 31, 2019 and for the year ended September 30, 2018 were eliminated as part of this pro forma adjustment. For incentive fees, prior to the Merger, GCIC incurred a 20% incentive fee on net investment income with a 5% waiver from the Investment Advisor. GBDC does not have a waiver agreement with the Investment Advisor, therefore the waivers for incentives fees were removed as pro forma adjustments for the six months ended March 31, 2019 and for the year ended September 30, 2018. The calculation of incentive fees for purposes of the pro forma adjustment has been estimated by calculating net investment income after the pro forma adjustments for management fees, amortization of deferred debt issuance costs and debt discount (as included in A above) and estimated cost savings (as included in F below). No pro forma adjustment was made to the income incentive fee as the amortization of the purchase premium is excluded from the calculation of the income incentive fee under the New Investment Advisory

Golub Capital BDC, Inc. and Subsidiaries
Notes to Pro Forma Condensed Consolidated Financial Statements (continued)
Unaudited
(In thousands, except share and per share data)

Agreement. In total, including the elimination of voluntary waivers, the pro forma adjustments reflect a reduction of incentive fees of  $0.9 million for the six months ended March 31, 2019 and an increase of incentive fees incurred of  $2.1 million for the pro forma year ended September 30, 2018.
(F) Pro forma adjustment reflects impact of the Merger on professional fees and general and administrative expenses representing cost savings and synergies attributable to the Merger. For the six months ended March 31, 2019 and for the year ended September 30, 2018, $0.2 million and $0.1 million, respectively, represents transaction costs paid by GCIC that have been removed from the pro forma condensed statements of operations as these are non-recurring expenses.

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments
Unaudited
As of March 31, 2019
(In thousands)
						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
1A Smart Start LLC	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	L + 4.50%	7.00%	02/2022	$847	$846	$546	$546	$1,393	$1,392
Abita Brewing Co., L.L.C.	Beverage, Food and Tobacco	One stop	L + 5.75%	N/A	04/2021	—	—	—	—	—	—
Abita Brewing Co., L.L.C.	Beverage, Food and Tobacco	One stop	L + 5.75%	8.25%	04/2021	6,882	6,939	3,333	3,349	10,215	10,288
Accela, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.25%	8.85%	09/2023	5,199	5,050	6,588	6,399	11,787	11,449
Accela, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.25%	8.85%	09/2023	47	46	47	46	94	92
Accela, Inc.	Diversified/ Conglomerate Service	LLC units	N/A	N/A	N/A	296	167	374	212	670	379
Active Day, Inc.	Healthcare, Education and Childcare	One stop	L + 6.00%	8.60%	12/2021	49	49	49	48	98	97
Active Day, Inc.	Healthcare, Education and Childcare	One stop	L + 6.00%	8.60%	12/2021	13,034	12,801	11,261	11,009	24,295	23,810
Active Day, Inc.	Healthcare, Education and Childcare	LLC interest	N/A	N/A	N/A	614	370	529	319	1,143	689
Active Day, Inc.	Healthcare, Education and Childcare	One stop	L + 6.00%	8.60%	12/2021	1,010	988	872	849	1,882	1,837
Active Day, Inc.	Healthcare, Education and Childcare	One stop	L + 6.00%	8.60%	12/2021	652	637	563	547	1,215	1,184
Active Day, Inc.	Healthcare, Education and Childcare	One stop	L + 6.00%	8.60%	12/2021	450	440	388	378	838	818
Acuity Eyecare Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	N/A	03/2022	—	—	—	—	—	—
Acuity Eyecare Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.92%	03/2022	2,526	2,564	3,391	3,426	5,917	5,990
Acuity Eyecare Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.91%	03/2022	148	149	3,157	3,185	3,305	3,334
Acuity Eyecare Holdings, LLC	Healthcare, Education and Childcare	LLC interest	N/A	N/A	N/A	387	424	852	931	1,239	1,355
Acuity Eyecare Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.88%	03/2022	182	202	401	429	583	631
Acuity Eyecare Holdings, LLC(1)	Healthcare, Education and Childcare	One stop	L + 6.25%	N/A	12/2020	(4)	—	(64)	—	(68)	—
ADCS Clinics Intermediate Holdings, LLC	Healthcare, Education and Childcare	One stop	P + 4.75%	10.25%	05/2022	24	25	24	25	48	50
ADCS Clinics Intermediate Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 5.75%	8.25%	05/2022	20,593	20,957	21,307	21,572	41,900	42,529

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
ADCS Clinics Intermediate Holdings, LLC	Healthcare, Education and Childcare	Preferred stock	N/A	N/A	N/A	$579	$455	$596	$469	$1,175	$924
ADCS Clinics Intermediate Holdings, LLC	Healthcare, Education and Childcare	Common stock	N/A	N/A	N/A	6	—	6	—	12	—
ADCS Clinics Intermediate Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 5.75%	8.25%	05/2022	105	107	106	107	211	214
ADCS Clinics Intermediate Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 5.75%	8.25%	05/2022	31	31	31	31	62	62
ADCS Clinics Intermediate Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 5.75%	8.25%	05/2022	82	83	82	83	164	166
Advanced Pain Management Holdings, Inc.,(2)	Healthcare, Education and Childcare	Senior loan	L + 5.00%	N/A	06/2019	—	—	—	—	—	—
Advanced Pain Management Holdings, Inc.,(2)	Healthcare, Education and Childcare	Senior loan	L + 5.00%	7.50%	06/2019	—	—	5,261	2,630	5,261	2,630
Advanced Pain Management Holdings, Inc.,(2)	Healthcare, Education and Childcare	Senior loan	L + 5.00%	7.50%	06/2019	—	—	360	180	360	180
Agilitas USA, Inc.	Healthcare, Education and Childcare	One stop	L + 5.50%	8.30%	04/2022	10	10	10	10	20	20
Agilitas USA, Inc.	Healthcare, Education and Childcare	One stop	L + 5.50%	8.30%	04/2022	8,262	8,312	1,934	1,946	10,196	10,258
Agilitas USA, Inc.(1)	Healthcare, Education and Childcare	One stop	L + 5.50%	N/A	04/2022	—	—	(10)	—	(10)	—
Agility Recovery Solutions Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	8.49%	03/2023	130	139	58	62	188	201
Agility Recovery Solutions Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	8.50%	03/2023	15,600	15,789	6,964	7,036	22,564	22,825
Agility Recovery Solutions Inc.	Diversified/ Conglomerate Service	Preferred stock	N/A	N/A	N/A	341	436	152	194	493	630
Anaqua, Inc.(1)	Diversified/ Conglomerate Service	One stop	L + 6.50%	N/A	07/2022	(1)	—	(1)	—	(2)	—
Anaqua, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.50%	9.26%	07/2022	6,842	6,913	8,716	8,805	15,558	15,718
Apothecary Products, LLC(1)	Healthcare, Education and Childcare	Senior loan	L + 4.25%	N/A	07/2023	—	—	(7)	—	(7)	—
Apothecary Products, LLC	Healthcare, Education and Childcare	Senior loan	L + 4.25%	7.10%	07/2023	—	—	3,254	3,294	3,254	3,294
Appriss Holdings, Inc.	Electronics	One stop	L + 5.75%	8.38%	05/2022	704	732	336	347	1,040	1,079
Appriss Holdings, Inc.	Electronics	One stop	L + 5.75%	8.35%	05/2022	35,984	36,306	27,913	28,160	63,897	64,466
Apptio, Inc. (1)	Diversified/ Conglomerate Service	One stop	L + 7.25%	N/A	01/2025	(2)	(2)	(2)	(2)	(4)	(4)

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Apptio, Inc.	Diversified/ Conglomerate Service	One stop	L + 7.25%	9.74%	01/2025	$21,796	$21,780	$24,833	$24,815	$46,629	$46,595
Arcos, LLC	Utilities	One stop	L + 5.75%	N/A	02/2021	—	—	—	—	—	—
Arcos, LLC	Utilities	One stop	L + 5.75%	8.35%	02/2021	8,670	8,663	8,053	8,035	16,723	16,698
Aris Teleradiology Company, LLC(2)	Healthcare, Education and Childcare	Senior loan	L + 5.50%	8.29%	03/2021	381	71	356	67	737	138
Aris Teleradiology Company, LLC(2)	Healthcare, Education and Childcare	Senior loan	L + 5.50%	8.10%	03/2021	2,678	709	2,486	660	5,164	1,369
AutoQuotes, LLC	Diversified/ Conglomerate Service	One stop	L + 6.00%	N/A	11/2024	—	—	—	—	—	—
AutoQuotes, LLC	Diversified/ Conglomerate Service	One stop	L + 6.00%	8.63%	11/2024	4,559	4,635	5,202	5,252	9,761	9,887
Batteries Plus Holding Corporation	Retail Stores	One stop	P + 5.75%	11.25%	07/2022	6	7	6	8	12	15
Batteries Plus Holding Corporation	Retail Stores	One stop	L + 6.75%	9.25%	07/2022	11,705	11,872	11,211	11,321	22,916	23,193
Batteries Plus Holding Corporation	Retail Stores	LP interest	N/A	N/A	N/A	529	800	505	764	1,034	1,564
Bazaarvoice, Inc.	Diversified/ Conglomerate Service	One stop	L + 5.75%	8.25%	02/2024	47	50	47	50	94	100
Bazaarvoice, Inc.	Diversified/ Conglomerate Service	One stop	L + 5.75%	8.25%	02/2024	19,085	19,319	23,180	23,465	42,265	42,784
Benetech, Inc.(3)	Mining, Steel, Iron and Non-Precious Metals	LLC interest	N/A	N/A	N/A	—	16	—	1	—	17
Benetech, Inc.(3)	Mining, Steel, Iron and Non-Precious Metals	One stop	P + 8.75%	11.91% cash/ 2.00% PIK	05/2019	209	209	9	9	218	218
Benetech, Inc.(3)	Mining, Steel, Iron and Non-Precious Metals	One stop	L + 10.00%	10.50% cash/ 2.00% PIK	05/2019	4,164	4,164	181	181	4,345	4,345
Benetech, Inc.(3)	Mining, Steel, Iron and Non-Precious Metals	LLC interest	N/A	N/A	N/A	—	—	—	—	—	—
Benihana, Inc.	Beverage, Food and Tobacco	LLC units	N/A	N/A	N/A	699	1,039	—	—	699	1,039
BIO18 Borrower, LLC	Healthcare, Education and Childcare	One stop	L + 5.50%	8.06%	11/2024	32	33	32	33	64	66
BIO18 Borrower, LLC	Healthcare, Education and Childcare	One stop	L + 5.50%	8.13%	11/2024	7,071	7,224	3,973	4,020	11,044	11,244
BIO18 Borrower, LLC(1)	Healthcare, Education and Childcare	One stop	L + 5.50%	N/A	11/2024	(4)	—	(54)	—	(58)	—
BIO18 Borrower, LLC	Healthcare, Education and Childcare	LLC interest	N/A	N/A	N/A	484	484	548	548	1,032	1,032
BIOVT, LLC(1)	Healthcare, Education and Childcare	One stop	L + 5.75%	N/A	01/2021	(1)	—	(1)	—	(2)	—

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
BIOVT, LLC	Healthcare, Education and Childcare	One stop	L + 5.75%	8.25%	01/2021	$18,277	$18,394	$16,167	$16,272	$34,444	$34,666
BIOVT, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	407	722	360	639	767	1,361
BIOVT, LLC(1)	Healthcare, Education and Childcare	One stop	L + 5.75%	N/A	01/2021	(2)	—	(23)	—	(25)	—
BIOVT, LLC	Healthcare, Education and Childcare	One stop	L + 5.75%	8.25%	01/2021	159	161	1,929	1,944	2,088	2,105
Boot Barn, Inc.	Retail Stores	Senior loan	L + 4.50%	7.10%	06/2021	386	393	202	206	588	599
Brandmuscle, Inc.	Printing and Publishing	LLC interest	N/A	N/A	N/A	240	107	207	92	447	199
Brandmuscle, Inc.	Printing and Publishing	Senior loan	L + 5.00%	7.60%	12/2021	612	618	527	532	1,139	1,150
Brooks Equipment Company, LLC	Buildings and Real Estate	One stop	P + 3.75%	9.25%	08/2020	173	178	48	48	221	226
Brooks Equipment Company, LLC	Buildings and Real Estate	One stop	L + 5.00%	7.63%	08/2020	21,022	21,096	5,634	5,634	26,656	26,730
Brooks Equipment Company, LLC	Buildings and Real Estate	One stop	L + 5.00%	7.66%	08/2020	2,101	2,107	561	563	2,662	2,670
Brooks Equipment Company, LLC	Buildings and Real Estate	Common stock	N/A	N/A	N/A	1,021	2,393	—	—	1,021	2,393
C. J. Foods, Inc.	Beverage, Food and Tobacco	One stop	L + 6.25%	8.86%	05/2020	558	560	1,364	1,364	1,922	1,924
C. J. Foods, Inc.	Beverage, Food and Tobacco	One stop	L + 6.25%	8.85%	05/2020	645	646	1,572	1,572	2,217	2,218
C. J. Foods, Inc.	Beverage, Food and Tobacco	One stop	L + 6.25%	8.85%	05/2020	8,503	8,539	20,708	20,788	29,211	29,327
C. J. Foods, Inc.	Beverage, Food and Tobacco	Preferred stock	N/A	N/A	N/A	75	580	—	—	75	580
Cafe Rio Holding, Inc.	Beverage, Food and Tobacco	One stop	P + 4.50%	10.00%	09/2023	—	2	—	2	—	4
Cafe Rio Holding, Inc.	Beverage, Food and Tobacco	One stop	L + 5.50%	8.00%	09/2023	10,178	10,318	8,463	8,580	18,641	18,898
Cafe Rio Holding, Inc.	Beverage, Food and Tobacco	One stop	L + 5.50%	8.00%	09/2023	69	70	1,171	1,209	1,240	1,279
Cafe Rio Holding, Inc.	Beverage, Food and Tobacco	Common stock	N/A	N/A	N/A	224	271	283	342	507	613
Cafe Rio Holding, Inc.	Beverage, Food and Tobacco	One stop	L + 5.50%	8.00%	09/2023	78	79	1,359	1,370	1,437	1,449
Cafe Rio Holding, Inc.	Beverage, Food and Tobacco	One stop	L + 5.50%	8.00%	09/2023	123	125	2,140	2,157	2,263	2,282
Cafe Rio Holding, Inc.(1)	Beverage, Food and Tobacco	One stop	L + 5.50%	N/A	09/2023	(3)	—	(30)	—	(33)	—
Caliper Software, Inc.	Diversified/ Conglomerate Service	One stop	L + 5.50%	8.00%	11/2023	8	9	8	9	16	18
Caliper Software, Inc.	Diversified/ Conglomerate Service	One stop	L + 5.50%	8.00%	11/2025	6,136	6,185	6,951	7,007	13,087	13,192
Caliper Software, Inc.	Diversified/ Conglomerate Service	Common stock	N/A	N/A	N/A	104	100	117	114	221	214
Caliper Software, Inc.	Diversified/ Conglomerate Service	Preferred stock	N/A	N/A	N/A	1,172	1,280	1,325	1,447	2,497	2,727

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Captain D’s, LLC	Personal, Food and Miscellaneous Services	Senior loan	P + 3.50%	8.18%	12/2023	$20	$21	$9	$9	$29	$30
Captain D’s, LLC	Personal, Food and Miscellaneous Services	Senior loan	L + 4.50%	6.99%	12/2023	3,835	3,881	2,154	2,171	5,989	6,052
Captain D’s, LLC	Personal, Food and Miscellaneous Services	LLC interest	N/A	N/A	N/A	70	44	88	56	158	100
Captive Resources Midco, LLC(1)	Insurance	One stop	L + 5.75%	N/A	12/2021	(14)	—	(3)	—	(17)	—
Captive Resources Midco, LLC	Insurance	One stop	L + 5.75%	8.25%	12/2021	33,103	33,443	12,065	12,188	45,168	45,631
Captive Resources Midco, LLC(1)	Insurance	One stop	L + 5.75%	N/A	12/2021	(19)	—	(10)	—	(29)	—
Captive Resources Midco, LLC	Insurance	LLC units	N/A	N/A	N/A	—	534	—	—	—	534
Centrify Corporation	Diversified/ Conglomerate Service	LP interest	N/A	N/A	N/A	348	300	400	345	748	645
Centrify Corporation	Diversified/ Conglomerate Service	LP interest	N/A	N/A	N/A	—	—	—	—	—	—
Centrify Corporation	Diversified/ Conglomerate Service	One stop	P + 5.25%	10.75%	08/2024	148	147	148	147	296	294
Centrify Corporation	Diversified/ Conglomerate Service	One stop	L + 6.25%	8.86%	08/2024	10,772	10,701	12,405	12,323	23,177	23,024
Chase Industries, Inc.	Diversified/ Conglomerate Manufacturing	Senior loan	L + 4.00%	6.65%	05/2023	81	83	81	83	162	166
Chase Industries, Inc.	Diversified/ Conglomerate Manufacturing	Senior loan	L + 4.00%	6.61%	05/2025	6,731	6,836	5,294	5,377	12,025	12,213
Chase Industries, Inc.	Diversified/ Conglomerate Manufacturing	Senior loan	L + 4.00%	6.60%	05/2025	8	12	117	165	125	177
Clarkson Eyecare LLC	Personal, Food and Miscellaneous Services	One stop	L + 6.25%	9.52%	04/2021	—	—	394	397	394	397
Clarkson Eyecare LLC	Personal, Food and Miscellaneous Services	One stop	L + 6.25%	8.85%	04/2021	—	—	42,996	43,284	42,996	43,284
Clarkson Eyecare LLC	Personal, Food and Miscellaneous Services	LLC units	N/A	N/A	N/A	—	—	86	189	86	189
Clarkson Eyecare LLC	Personal, Food and Miscellaneous Services	One stop	L + 6.25%	8.99%	04/2021	—	—	1,234	1,243	1,234	1,243
Clarkson Eyecare LLC	Personal, Food and Miscellaneous Services	One stop	L + 6.25%	8.75%	04/2021	—	1	—	—	—	1
Clarkson Eyecare LLC	Personal, Food and Miscellaneous Services	One stop	L + 6.25%	8.96%	04/2021	31	32	—	—	31	32
Clearwater Analytics, LLC(1)	Diversified/ Conglomerate Service	One stop	L + 5.00%	N/A	09/2022	(2)	—	(2)	—	(4)	—

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Clearwater Analytics, LL	Diversified/ Conglomerate Service	One stop	L + 5.00%	7.50%	09/2022	$8,346	$8,532	$7,762	$7,926	$16,108	$16,458
Cloudbees, Inc.	Diversified/ Conglomerate Service	One stop	L + 9.00%	N/A	05/2023	—	—	—	—	—	—
Cloudbees, Inc.	Diversified/ Conglomerate Service	One stop	L + 9.00%	10.99% cash/ 0.50% PIK	05/2023	1,852	1,903	2,230	2,280	4,082	4,183
Cloudbees, Inc.	Diversified/ Conglomerate Service	Warrant	N/A	N/A	N/A	39	68	46	81	85	149
Cloudbees, Inc.	Diversified/ Conglomerate Service	Preferred stock	N/A	N/A	N/A	207	205	247	245	454	450
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	L + 5.25%	7.75%	12/2020	3,844	3,865	917	922	4,761	4,787
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Common stock	N/A	N/A	N/A	244	352	210	302	454	654
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	8.10%	10/2021	97	99	97	99	194	198
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	8.10%	10/2021	3	6	10	45	13	51
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	8.10%	10/2021	279	281	1,931	1,935	2,210	2,216
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	8.10%	10/2021	74	75	514	514	588	589
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	8.10%	10/2021	84	84	577	577	661	661
Community Veterinary Partners, LLC(1)	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	N/A	10/2021	(3)	—	(26)	—	(29)	—
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	8.10%	10/2021	111	111	765	765	876	876
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	8.10%	10/2021	94	94	650	650	744	744
Compusearch Software Holdings, Inc.	Electronics	Senior loan	L + 4.25%	6.75%	05/2021	2,054	2,057	991	992	3,045	3,049
Confluence Technologies, Inc.(1)	Diversified/ Conglomerate Service	One stop	L + 7.50%	N/A	03/2024	(1)	—	(1)	—	(2)	—
Confluence Technologies, Inc.	Diversified/ Conglomerate Service	One stop	L + 7.50%	9.99%	03/2024	6,868	6,998	8,463	8,551	15,331	15,549
Confluence Technologies, Inc.	Diversified/ Conglomerate Service	LLC interest	N/A	N/A	N/A	87	133	106	162	193	295
Connexin Software, Inc.	Diversified/ Conglomerate Service	One stop	L + 8.50%	N/A	02/2024	—	—	—	—	—	—

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Connexin Software, Inc.	Diversified/ Conglomerate Service	One stop	L + 8.50%	11.00%	02/2024	$2,352	$2,401	$2,884	$2,920	$5,236	$5,321
Connexin Software, Inc.	Diversified/ Conglomerate Service	LLC interest	N/A	N/A	N/A	69	96	84	117	153	213
Conservice, LLC	Diversified/ Conglomerate Service	One stop	L + 5.25%	N/A	12/2024	—	—	—	—	—	—
Conservice, LLC	Diversified/ Conglomerate Service	One stop	L + 5.25%	7.75%	12/2024	1,771	1,788	2,006	2,025	3,777	3,813
CRH Healthcare Purchaser, Inc.(1)	Healthcare, Education and Childcare	Senior loan	L + 4.50%	N/A	12/2024	(1)	—	(1)	—	(2)	—
CRH Healthcare Purchaser, Inc.	Healthcare, Education and Childcare	Senior loan	L + 4.50%	7.10%	12/2024	8,166	8,245	5,781	5,836	13,947	14,081
CRH Healthcare Purchaser, Inc.(1)	Healthcare, Education and Childcare	Senior loan	L + 4.50%	N/A	12/2024	(3)	—	(37)	—	(40)	—
CRH Healthcare Purchaser, Inc.	Healthcare, Education and Childcare	LP interest	N/A	N/A	N/A	201	201	228	228	429	429
CST Buyer Company	Home and Office Furnishings, Housewares, and Durable Consumer	One stop	L + 5.00%	N/A	03/2023	—	—	—	—	—	—
CST Buyer Company	Home and Office Furnishings, Housewares, and Durable Consumer	One stop	L + 5.00%	7.50%	03/2023	2,310	2,357	2,928	2,990	5,238	5,347
Cycle Gear, Inc.	Retail Stores	One stop	L + 5.00%	7.80%	01/2021	10,223	10,357	7,446	7,521	17,669	17,878
Cycle Gear, Inc.	Retail Stores	One stop	L + 5.00%	7.80%	01/2021	598	600	699	701	1,297	1,301
Cycle Gear, Inc.	Retail Stores	LLC units	N/A	N/A	N/A	248	426	111	190	359	616
Datto, Inc.	Diversified/ Conglomerate Service	One stop	L + 8.00%	10.49%	12/2022	10,990	11,156	13,885	14,093	24,875	25,249
Datto, Inc.(1)	Diversified/ Conglomerate Service	One stop	L + 8.00%	N/A	12/2022	(1)	—	(1)	—	(2)	—
Daxko Acquisition Corporation(1)	Diversified/ Conglomerate Service	One stop	L + 4.75%	N/A	09/2023	(1)	—	(1)	—	(2)	—
Daxko Acquisition Corporation	Diversified/ Conglomerate Service	One stop	L + 4.75%	7.25%	09/2023	10,979	11,190	10,886	11,098	21,865	22,288
DCA Investment Holding, LLC	Healthcare, Education and Childcare	One stop	P + 4.25%	9.75%	07/2021	19	26	21	28	40	54
DCA Investment Holding, LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.85%	07/2021	18,332	18,488	13,325	13,416	31,657	31,904
DCA Investment Holding, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	864	1,142	525	694	1,389	1,836
DCA Investment Holding, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	9	259	5	158	14	417

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
DCA Investment Holding, LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.85%	07/2021	$13,195	$13,261	$14,306	$14,378	$27,501	$27,639
DCA Investment Holding, LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.85%	07/2021	47	47	47	47	94	94
DCA Investment Holding, LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.85%	07/2021	2,414	2,437	5,953	6,011	8,367	8,448
DCA Investment Holding, LLC(1)	Healthcare, Education and Childcare	One stop	L + 5.25%	N/A	07/2021	(4)	—	(59)	—	(63)	—
DCA Investment Holding, LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.85%	07/2021	149	151	149	151	298	302
DCA Investment Holding, LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.85%	07/2021	146	148	2,375	2,402	2,521	2,550
DCA Investment Holding, LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.85%	07/2021	214	216	3,469	3,508	3,683	3,724
Deca Dental Management LLC	Healthcare, Education and Childcare	One stop	L + 6.00%	8.50%	12/2021	7	8	7	8	14	16
Deca Dental Management LLC	Healthcare, Education and Childcare	One stop	L + 6.00%	8.60%	12/2021	3,997	4,042	7,318	7,404	11,315	11,446
Deca Dental Management LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	357	436	651	796	1,008	1,232
Deca Dental Management LLC	Healthcare, Education and Childcare	One stop	L + 6.00%	8.55%	12/2021	486	492	893	901	1,379	1,393
Deca Dental Management LLC	Healthcare, Education and Childcare	One stop	L + 6.00%	8.60%	12/2021	353	356	643	648	996	1,004
Deca Dental Management LLC	Healthcare, Education and Childcare	One stop	L + 6.00%	8.70%	12/2021	25	26	348	360	373	386
Dent Wizard International Corporation	Automobile	Senior loan	L + 4.00%	6.50%	04/2020	4,445	4,454	2,145	2,150	6,590	6,604
Dental Holdings Corporation	Healthcare, Education and Childcare	One stop	L + 6.00%	9.18%	02/2020	569	573	253	255	822	828
Dental Holdings Corporation	Healthcare, Education and Childcare	One stop	L + 6.00%	8.63%	02/2020	7,073	7,113	3,157	3,170	10,230	10,283
Dental Holdings Corporation	Healthcare, Education and Childcare	One stop	L + 6.00%	8.63%	02/2020	1,128	1,132	503	505	1,631	1,637
Dental Holdings Corporation	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	831	465	370	207	1,201	672
Digital Guardian, Inc.(1)	Diversified/ Conglomerate Service	One stop	L + 5.00%	N/A	06/2023	—	(1)	—	(1)	—	(2)
Digital Guardian, Inc.	Diversified/ Conglomerate Service	One stop	L + 9.00%	10.80% cash/ 1.00% PIK	06/2023	3,978	4,228	4,347	4,601	8,325	8,829

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Digital Guardian, Inc.(1)	Diversified/ Conglomerate Service	One stop	L + 9.00%	N/A	06/2023	$—	$2	$(2)	$21	$(2)	$23
Digital Guardian, Inc.	Diversified/ Conglomerate Service	Subordinated debt	N/A	8.00% PIK	01/2020	193	202	228	238	421	440
Digital Guardian, Inc.	Diversified/ Conglomerate Service	Warrant	N/A	N/A	N/A	10	1	11	1	21	2
Digital Guardian, Inc.	Diversified/ Conglomerate Service	Subordinated debt	N/A	8.00% PIK	04/2019	19	20	22	24	41	44
Digital Guardian, Inc.	Diversified/ Conglomerate Service	Subordinated debt	N/A	8.00% PIK	06/2023	—	4	—	4	—	8
Diligent Corporation	Electronics	One stop	L + 5.50%	8.23%	04/2022	169	172	111	113	280	285
Diligent Corporation	Electronics	One stop	L + 5.50%	8.10%	04/2022	4,688	4,766	30,713	31,223	35,401	35,989
Diligent Corporation	Electronics	Preferred stock	N/A	N/A	N/A	1	216	4	1,392	5	1,608
Diligent Corporation	Electronics	One stop	L + 5.50%	8.10%	04/2022	2,578	2,609	8,652	8,757	11,230	11,366
Diligent Corporation	Electronics	One stop	L + 5.50%	8.10%	04/2022	4,800	4,854	7,661	7,748	12,461	12,602
Diligent Corporation	Electronics	One stop	L + 5.50%	8.10%	04/2022	25,763	26,001	—	—	25,763	26,001
Diligent Corporation	Electronics	One stop	L + 5.50%	8.19%	04/2022	35	36	—	—	35	36
Diligent Corporation	Electronics	One stop	L + 5.50%	8.39%	04/2022	101	101	—	—	101	101
Diligent Corporation	Electronics	One stop	L + 5.50%	8.35%	04/2022	39	39	—	—	39	39
Diligent Corporation	Electronics	One stop	L + 5.50%	8.19%	04/2022	80	81	—	—	80	81
Diligent Corporation(1)	Electronics	One stop	L + 5.50%	N/A	04/2022	(3)	—	(27)	—	(30)	—
Diligent Corporation	Electronics	One stop	L + 5.50%	8.35%	04/2022	54	55	432	437	486	492
DISA Holdings Acquisition Subsidiary Corp.	Diversified/ Conglomerate Service	Senior loan	L + 4.00%	6.69%	06/2022	1	2	16	18	17	20
DISA Holdings Acquisition Subsidiary Corp.	Diversified/ Conglomerate Service	Senior loan	L + 4.00%	6.69%	06/2022	2,070	2,079	2,477	2,493	4,547	4,572
DISA Holdings Acquisition Subsidiary Corp.(1)	Diversified/ Conglomerate Service	Senior loan	L + 4.00%	N/A	06/2022	—	—	(1)	—	(1)	—
DISA Holdings Acquisition Subsidiary Corp.	Diversified/ Conglomerate Service	Common stock	N/A	N/A	N/A	154	286	—	—	154	286
Drilling Info Holdings, Inc.(1)	Oil and Gas	Senior loan	L + 4.25%	N/A	07/2023	(2)	—	(2)	—	(4)	—
Drilling Info Holdings, Inc.	Oil and Gas	Senior loan	L + 4.25%	6.75%	07/2025	14,362	14,548	16,448	16,628	30,810	31,176
Drilling Info Holdings, Inc.(1)	Oil and Gas	Senior loan	L + 4.25%	N/A	07/2025	—	—	(32)	—	(32)	—
DTLR, Inc.	Retail Stores	One stop	L + 6.50%	9.24%	08/2022	22,384	22,616	19,210	19,409	41,594	42,025
DTLR, Inc.	Retail Stores	LLC interest	N/A	N/A	N/A	411	830	—	—	411	830
E2open, LLC(1)	Diversified/ Conglomerate Service	One stop	L + 5.00%	N/A	11/2024	(3)	—	(3)	—	(6)	—
E2open, LLC	Diversified/ Conglomerate Service	One stop	L + 5.00%	7.63%	11/2024	36,336	36,857	30,803	31,247	67,139	68,104
E2open, LLC	Diversified/ Conglomerate Service	One stop	L + 5.00%	7.66%	11/2024	616	625	11,082	11,243	11,698	11,868
EGD Security Systems, LLC	Diversified/ Conglomerate Service	One stop	L + 6.25%	8.86%	06/2022	24	25	24	25	48	50

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
EGD Security Systems, LLC	Diversified/ Conglomerate Service	One stop	L + 6.25%	8.85%	06/2022	$10,980	$11,113	$10,302	$10,372	$21,282	$21,485
EGD Security Systems, LLC	Diversified/ Conglomerate Service	One stop	L + 6.25%	8.99%	06/2022	52	52	52	52	104	104
EGD Security Systems, LLC	Diversified/ Conglomerate Service	One stop	L + 6.25%	8.88%	06/2022	97	98	97	98	194	196
EGD Security Systems, LLC(1)	Diversified/ Conglomerate Service	One stop	L + 6.25%	N/A	06/2022	—	—	(4)	—	(4)	—
EGD Security Systems, LLC	Diversified/ Conglomerate Service	One stop	L + 6.25%	8.85%	06/2022	99	100	883	891	982	991
Elite Dental Partners LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.75%	06/2023	7	8	7	8	14	16
Elite Dental Partners LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.75%	06/2023	12,056	12,212	1,978	2,004	14,034	14,216
Elite Dental Partners LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.75%	06/2023	120	128	1,623	1,756	1,743	1,884
Elite Dental Partners LLC	Healthcare, Education and Childcare	Common stock	N/A	N/A	N/A	360	456	426	538	786	994
Elite Dental Partners LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.75%	06/2023	113	114	1,557	1,570	1,670	1,684
Elite Dental Partners LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.75%	06/2023	108	110	1,493	1,505	1,601	1,615
Elite Dental Partners LLC	Healthcare, Education and Childcare	One stop	L + 5.25%	7.75%	06/2023	118	120	1,633	1,646	1,751	1,766
Elite Sportswear, L.P.	Retail Stores	LLC interest	N/A	N/A	N/A	165	—	74	—	239	—
Elite Sportswear, L.P.	Retail Stores	Senior loan	L + 5.75%	8.51%	06/2020	765	745	—	—	765	745
Elite Sportswear, L.P.	Retail Stores	Senior loan	L + 5.75%	8.35%	06/2020	2,544	2,487	—	—	2,544	2,487
Elite Sportswear, L.P.	Retail Stores	Senior loan	L + 5.75%	8.35%	06/2020	1,311	1,280	—	—	1,311	1,280
Elite Sportswear, L.P.	Retail Stores	Senior loan	L + 5.75%	8.35%	06/2020	199	194	—	—	199	194
Elite Sportswear, L.P.	Retail Stores	Senior loan	L + 5.75%	8.35%	06/2020	6,327	6,185	—	—	6,327	6,185
Elite Sportswear, L.P.	Retail Stores	Senior loan	L + 5.75%	8.51%	06/2020	20	19	—	—	20	19
Elite Sportswear, L.P.	Retail Stores	Senior loan	L + 5.75%	8.35%	06/2020	190	185	—	—	190	185
Elite Sportswear, L.P.	Retail Stores	Senior loan	L + 5.75%	8.35%	06/2020	430	420	—	—	430	420
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	182	249	81	111	263	360
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	—	44	—	20	—	64
EOS Fitness Opco Holdings, LLC	Leisure, Amusement, Motion Pictures, Entertainment	One stop	P + 3.75%	9.25%	01/2025	5	6	5	6	10	12
EOS Fitness Opco Holdings, LLC	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 4.75%	7.25%	01/2025	4,738	4,784	3,985	4,024	8,723	8,808

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
EOS Fitness Opco Holdings, LLC(1)	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 4.75%	N/A	01/2025	$(1)	$—	$(15)	$—	$(16)	$—
Episerver, Inc.(1)	Electronics	One stop	L + 5.75%	N/A	10/2024	(2)	—	(2)	—	(4)	—
Episerver, Inc.	Electronics	One stop	L + 5.75%	8.25%	10/2024	5,704	5,775	6,517	6,597	12,221	12,372
Episerver, Inc.	Electronics	One stop	L + 6.00%	6.00%	10/2024	9,840	9,724	11,224	11,109	21,064	20,833
Episerver, Inc.	Electronics	Common stock	N/A	N/A	N/A	354	383	404	437	758	820
ERG Buyer, LLC(1)	Healthcare, Education and Childcare	One stop	L + 5.50%	N/A	05/2024	(2)	(9)	(2)	(9)	(4)	(18)
ERG Buyer, LLC	Healthcare, Education and Childcare	One stop	L + 5.50%	8.10%	05/2024	12,945	12,330	6,230	5,932	19,175	18,262
ERG Buyer, LLC(1)	Healthcare, Education and Childcare	One stop	L + 5.50%	N/A	05/2024	(10)	(45)	(133)	(622)	(143)	(667)
ERG Buyer, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	370	194	442	232	812	426
ERG Buyer, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	4	—	4	—	8	—
eSolutions, Inc.	Healthcare, Education and Childcare	One stop	L + 6.50%	8.99%	03/2022	45	46	45	46	90	92
eSolutions, Inc.	Healthcare, Education and Childcare	One stop	L + 6.50%	9.00%	03/2022	31,232	31,557	29,062	29,266	60,294	60,823
Excelligence Learning Corporation	Healthcare, Education and Childcare	One stop	L + 6.00%	8.50%	04/2023	4,458	4,042	5,809	5,246	10,267	9,288
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	9.00%	05/2023	198	196	198	196	396	392
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2023	7,736	7,728	10,210	10,129	17,946	17,857
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2023	29	32	484	600	513	632
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	133	88	304	202	437	290
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	1	—	3	—	4	—
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2023	564	561	7,295	7,270	7,859	7,831
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2023	50	49	949	930	999	979
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2023	351	346	6,646	6,513	6,997	6,859
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2023	$57	$56	$1,077	$1,055	$1,134	$1,111

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2023	170	168	2,219	2,174	2,389	2,342
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2023	26	31	369	447	395	478
Eyecare Services Partners Holdings LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2023	99	98	1,434	1,405	1,533	1,503
Feeders Supply Company, LLC	Retail Stores	One stop	L + 5.75%	N/A	04/2021	—	—	—	—	—	—
Feeders Supply Company, LLC	Retail Stores	One stop	L + 5.75%	8.25%	04/2021	4,710	4,754	4,400	4,425	9,110	9,179
Feeders Supply Company, LLC	Retail Stores	Preferred stock	N/A	N/A	N/A	192	201	179	187	371	388
Feeders Supply Company, LLC	Retail Stores	Subordinated debt	N/A	12.50% cash/ 7.00% PIK	04/2021	69	69	64	64	133	133
Feeders Supply Company, LLC	Retail Stores	Common stock	N/A	N/A	N/A	—	—	—	—	—	—
Fintech Midco, LLC(1)	Beverage, Food and Tobacco	One stop	L + 5.25%	N/A	08/2024	(1)	—	(1)	—	(2)	—
Fintech Midco, LLC	Beverage, Food and Tobacco	One stop	L + 5.25%	7.75%	08/2024	12,814	12,930	11,750	11,855	24,564	24,785
Fintech Midco, LLC(1)	Beverage, Food and Tobacco	One stop	L + 5.25%	N/A	08/2024	(2)	—	(20)	—	(22)	—
Fintech Midco, LLC	Beverage, Food and Tobacco	One stop	L + 5.25%	7.75%	08/2024	79	80	1,058	1,068	1,137	1,148
Flavor Producers, LLC(1)	Beverage, Food and Tobacco	Senior loan	L + 4.75%	N/A	12/2022	(1)	—	(1)	—	(2)	—
Flavor Producers, LLC	Beverage, Food and Tobacco	Senior loan	L + 4.75%	7.35%	12/2023	2,209	2,235	2,789	2,823	4,998	5,058
Flexan, LLC	Chemicals, Plastics and Rubber	One stop	P + 4.50%	10.00%	02/2020	17	17	17	17	34	34
Flexan, LLC	Chemicals, Plastics and Rubber	Preferred stock	N/A	N/A	N/A	90	81	40	36	130	117
Flexan, LLC	Chemicals, Plastics and Rubber	Common stock	N/A	N/A	N/A	—	—	—	—	—	—
Flexan, LLC	Chemicals, Plastics and Rubber	One stop	L + 5.75%	8.35%	02/2020	2,289	2,298	1,021	1,025	3,310	3,323
Flexan, LLC	Chemicals, Plastics and Rubber	One stop	L + 5.75%	8.35%	02/2020	1,078	1,080	482	483	1,560	1,563
FWR Holding Corporation	Beverage, Food and Tobacco	One stop	L + 5.50%	8.00%	08/2023	16	17	16	17	32	34
FWR Holding Corporation	Beverage, Food and Tobacco	One stop	L + 5.50%	8.00%	08/2023	5,175	5,232	3,973	4,018	9,148	9,250
FWR Holding Corporation(1)	Beverage, Food and Tobacco	One stop	L + 5.50%	N/A	08/2023	(1)	—	(5)	—	(6)	—
FWR Holding Corporation	Beverage, Food and Tobacco	One stop	L + 5.50%	8.00%	08/2023	64	64	1,096	1,104	1,160	1,168
FWR Holding Corporation	Beverage, Food and Tobacco	One stop	L + 5.50%	8.00%	08/2023	101	102	1,723	1,746	1,824	1,848
FWR Holding Corporation	Beverage, Food and Tobacco	One stop	L + 5.50%	7.99%	08/2023	49	50	224	226	273	276
G & H Wire Company, Inc(1)	Healthcare, Education and Childcare	One stop	L + 5.75%	N/A	09/2022	(1)	—	(1)	—	(2)	—
G & H Wire Company, Inc	Healthcare, Education and Childcare	One stop	L + 5.75%	8.33%	09/2023	$5,345	$5,397	$1,090	$1,099	$6,435	$6,496

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
G & H Wire Company, Inc	Healthcare, Education and Childcare	LLC interest	N/A	N/A	N/A	148	88	188	111	336	199
Gamma Technologies, LLC(1)	Electronics	One stop	L + 5.50%	N/A	06/2024	(1)	—	(1)	—	(2)	—
Gamma Technologies, LLC	Electronics	One stop	L + 5.50%	8.00%	06/2024	21,205	21,372	12,123	12,211	33,328	33,583
GCIC Senior Loan Fund LLC⁽⁴⁾	Investment Funds and Vehicles	LLC interest	N/A	N/A	N/A	—	—	48,356	49,800	48,356	49,800
Georgica Pine Clothiers, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 5.50%	8.91%	11/2022	34	35	34	35	68	70
Georgica Pine Clothiers, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 5.50%	8.10%	11/2022	5,534	5,592	4,777	4,798	10,311	10,390
Georgica Pine Clothiers, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	LLC units	N/A	N/A	N/A	106	153	91	132	197	285
Georgica Pine Clothiers, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 5.50%	8.10%	11/2022	484	487	417	419	901	906
Georgica Pine Clothiers, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 5.50%	8.10%	11/2022	340	342	293	294	633	636
Georgica Pine Clothiers, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 5.50%	8.10%	11/2022	3,468	3,501	2,983	3,011	6,451	6,512
Global ID Corporation	Beverage, Food and Tobacco	One stop	L + 6.50%	N/A	11/2021	—	—	—	—	—	—
Global ID Corporation	Beverage, Food and Tobacco	One stop	L + 6.50%	9.13%	11/2021	5,084	5,118	5,042	5,076	10,126	10,194
Global ID Corporation	Beverage, Food and Tobacco	LLC interest	N/A	N/A	N/A	242	359	240	356	482	715
Global ID Corporation	Beverage, Food and Tobacco	One stop	L + 6.50%	9.13%	11/2021	42	43	444	452	486	495
Global ID Corporation	Beverage, Food and Tobacco	One stop	L + 6.50%	9.13%	11/2021	71	71	749	754	820	825
Grease Monkey International, LLC	Automobile	Senior loan	L + 5.00%	7.50%	11/2022	42	43	42	43	84	86
Grease Monkey International, LLC	Automobile	Senior loan	L + 5.00%	7.50%	11/2022	4,795	4,838	3,008	3,035	7,803	7,873
Grease Monkey International, LLC	Automobile	Senior loan	L + 5.00%	7.50%	11/2022	146	149	2,224	2,258	2,370	2,407
Grease Monkey International, LLC	Automobile	LLC units	N/A	N/A	N/A	354	701	448	886	802	1,587
Grease Monkey International, LLC	Automobile	Senior loan	L + 5.00%	7.50%	11/2022	75	75	1,142	1,146	1,217	1,221
Grease Monkey International, LLC	Automobile	Senior loan	L + 5.00%	7.50%	11/2022	11	12	104	114	115	126
Grease Monkey International, LLC	Automobile	Senior loan	L + 5.00%	7.50%	11/2022	104	105	991	1,001	1,095	1,106
GS Acquisitionco, Inc.(1)	Diversified/ Conglomerate Service	One stop	L + 5.00%	N/A	05/2024	$(1)	$—	$(1)	$—	$(2)	$—

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
GS Acquisitionco, Inc.	Diversified/ Conglomerate Service	One stop	L + 5.25%	7.75%	05/2024	22,526	22,725	13,277	13,398	35,803	36,123
GS Acquisitionco, Inc.	Diversified/ Conglomerate Service	One stop	L + 5.25%	7.86%	05/2024	197	200	3,093	3,137	3,290	3,337
GS Acquisitionco, Inc.	Diversified/ Conglomerate Service	LP interest	N/A	N/A	N/A	98	160	117	191	215	351
GS Acquisitionco, Inc.	Diversified/ Conglomerate Service	One stop	L + 5.25%	7.75%	05/2024	866	873	11,975	12,078	12,841	12,951
GS Acquisitionco, Inc.	Diversified/ Conglomerate Service	One stop	L + 5.25%	7.75%	05/2024	183	185	2,868	2,894	3,051	3,079
HealthcareSource HR, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.75%	N/A	05/2020	—	—	—	—	—	—
HealthcareSource HR, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.75%	9.35%	05/2020	23,139	23,269	10,951	11,003	34,090	34,272
HealthcareSource HR, Inc.	Diversified/ Conglomerate Service	LLC interest	N/A	N/A	N/A	348	484	165	230	513	714
Hopdoddy Holdings, LLC	Beverage, Food and Tobacco	LLC units	N/A	N/A	N/A	130	92	84	59	214	151
Hopdoddy Holdings, LLC	Beverage, Food and Tobacco	LLC units	N/A	N/A	N/A	36	26	24	17	60	43
Hydraulic Authority III Limited	Diversified/ Conglomerate Service	One stop	L + 6.00%	7.00%	11/2025	14	15	14	15	28	30
Hydraulic Authority III Limited	Diversified/ Conglomerate Service	One stop	L + 6.00%	7.00%	11/2025	5,873	6,049	6,654	6,853	12,527	12,902
Hydraulic Authority III Limited	Diversified/ Conglomerate Service	One stop	N/A	11.00% PIK	11/2028	85	87	96	98	181	185
Hydraulic Authority III Limited	Diversified/ Conglomerate Service	Common stock	N/A	N/A	N/A	—	—	—	—	—	—
Hydraulic Authority III Limited	Diversified/ Conglomerate Service	Preferred stock	N/A	N/A	N/A	170	173	192	196	362	369
ICIMS, Inc.(1)	Diversified/ Conglomerate Service	One stop	L + 6.50%	N/A	09/2024	(1)	—	(1)	—	(2)	—
ICIMS, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.50%	8.99%	09/2024	5,314	5,413	6,071	6,183	11,385	11,596
III US Holdings, LLC	Diversified/ Conglomerate Service	One stop	L + 6.00%	N/A	09/2022	—	—	—	—	—	—
ILC Dover, LP	Aerospace and Defense	Senior loan	L + 4.75%	7.63%	12/2023	9,799	9,878	1,310	1,320	11,109	11,198
Immucor, Inc.	Healthcare, Education and Childcare	Senior loan	L + 5.00%	7.60%	06/2021	1,575	1,588	2,006	2,023	3,581	3,611
Imperial Optical Midco Inc.	Personal, Food and Miscellaneous Services	One stop	L + 4.75%	N/A	08/2023	$—	$—	$—	$—	$—	$—

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Imperial Optical Midco Inc.	Personal, Food and Miscellaneous Services	One stop	L + 4.75%	7.31%	08/2023	2,675	2,711	147	149	2,822	2,860
Imperial Optical Midco Inc.	Personal, Food and Miscellaneous Services	One stop	L + 4.75%	7.33%	08/2023	45	49	603	656	648	705
IMPLUS Footcare, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.75%	9.35%	04/2021	9,879	9,959	12,989	13,053	22,868	23,012
IMPLUS Footcare, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.75%	9.38%	04/2021	1,739	1,754	2,287	2,298	4,026	4,052
IMPLUS Footcare, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.75%	9.35%	04/2021	57	57	689	697	746	754
Imprivata, Inc.(1)	Diversified/ Conglomerate Service	Senior loan	L + 4.00%	N/A	10/2023	(2)	—	(2)	—	(4)	—
Imprivata, Inc.	Diversified/ Conglomerate Service	Senior loan	L + 4.00%	6.60%	10/2023	8,076	8,181	10,230	10,367	18,306	18,548
Infogix, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	N/A	04/2024	—	—	—	—	—	—
Infogix, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	8.60%	04/2024	3,299	3,313	3,958	3,975	7,257	7,288
Infogix, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	8.60%	04/2024	505	512	604	613	1,109	1,125
Inhance Technologies Holdings LLC(1)	Chemicals, Plastics and Rubber	One stop	L + 5.25%	N/A	07/2024	(1)	—	(1)	—	(2)	—
Inhance Technologies Holdings LLC	Chemicals, Plastics and Rubber	One stop	L + 5.25%	7.84%	07/2024	6,727	6,863	5,967	6,033	12,694	12,896
Inhance Technologies Holdings LLC(1)	Chemicals, Plastics and Rubber	One stop	L + 5.25%	N/A	07/2024	(1)	—	(18)	—	(19)	—
Inhance Technologies Holdings LLC	Chemicals, Plastics and Rubber	LLC units	N/A	N/A	N/A	70	61	80	70	150	131
Institutional Shareholder Services	Finance	Senior loan	L + 4.50%	7.10%	03/2026	4,752	4,776	14,119	14,189	18,871	18,965
Institutional Shareholder Services	Finance	Senior loan	L + 4.50%	7.10%	03/2024	6	6	6	6	12	12
Integral Ad Science, Inc.(1)	Diversified/ Conglomerate Service	One stop	L + 7.25%	N/A	07/2023	(1)	(2)	(1)	(2)	(2)	(4)
Integral Ad Science, Inc.	Diversified/ Conglomerate Service	One stop	L + 7.25%	8.50% cash/ 1.25% PIK	07/2024	4,943	5,032	5,674	5,775	10,617	10,807
IntegraMed America, Inc.	Healthcare, Education and Childcare	LLC interest	N/A	N/A	N/A	417	122	—	—	417	122
Integration Appliance, Inc.	Diversified/ Conglomerate Service	One stop	L + 7.25%	9.74%	08/2023	34,419	34,762	27,042	27,263	61,461	62,025
Integration Appliance, Inc.	Diversified/ Conglomerate Service	One stop	L + 7.25%	9.74%	08/2023	$743	$749	$29	$30	$772	$779

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Integrity Marketing Acquisition, LLC	Insurance	Senior loan	L + 4.25%	6.85%	11/2025	1,725	1,733	1,515	1,522	3,240	3,255
Integrity Marketing Acquisition, LLC	Insurance	Senior loan	L + 4.25%	7.05%	11/2025	15	15	194	197	209	212
Internet Pipeline, Inc.	Insurance	One stop	L + 4.75%	N/A	08/2021	—	—	—	—	—	—
Internet Pipeline, Inc.	Insurance	One stop	L + 4.75%	7.25%	08/2022	4,705	4,786	10,076	10,198	14,781	14,984
Internet Pipeline, Inc.	Insurance	Preferred stock	N/A	N/A	N/A	72	105	153	223	225	328
Internet Pipeline, Inc.	Insurance	Common stock	N/A	N/A	N/A	1	221	2	469	3	690
Internet Pipeline, Inc.	Insurance	One stop	L + 4.75%	7.25%	08/2022	2,048	2,066	4,345	4,383	6,393	6,449
Internet Pipeline, Inc.	Insurance	One stop	L + 4.75%	7.25%	08/2022	775	782	1,644	1,659	2,419	2,441
Internet Pipeline, Inc.	Insurance	One stop	L + 4.75%	7.25%	08/2022	—	—	3,466	3,413	3,466	3,413
Inventus Power, Inc	Diversified/ Conglomerate Manufacturing	Preferred stock	N/A	N/A	N/A	370	—	259	—	629	—
Inventus Power, Inc	Diversified/ Conglomerate Manufacturing	Common stock	N/A	N/A	N/A	—	—	—	—	—	—
Inventus Power, Inc	Diversified/ Conglomerate Manufacturing	One stop	L + 6.50%	9.04%	04/2020	270	236	337	294	607	530
Inventus Power, Inc	Diversified/ Conglomerate Manufacturing	One stop	L + 6.50%	9.00%	04/2020	7,232	6,518	9,004	8,125	16,236	14,643
Inventus Power, Inc	Diversified/ Conglomerate Manufacturing	LLC units	N/A	N/A	N/A	54	47	38	33	92	80
Invoice Cloud, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	N/A	02/2024	—	—	—	—	—	—
Invoice Cloud, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.50%	5.95% cash/ 3.25% PIK	02/2024	3,780	3,807	2,338	2,337	6,118	6,144
Invoice Cloud, Inc.(1)	Diversified/ Conglomerate Service	One stop	L + 6.00%	N/A	02/2024	(1)	(2)	(19)	(19)	(20)	(21)
JAMF Holdings, Inc.	Diversified/ Conglomerate Service	One stop	L + 8.00%	10.50%	11/2022	34	34	34	34	68	68
JAMF Holdings, Inc.	Diversified/ Conglomerate Service	One stop	L + 8.00%	10.69%	11/2022	5,200	5,276	6,586	6,683	11,786	11,959
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	L + 4.25%	6.86%	03/2024	151	153	130	131	281	284
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	L + 4.25%	6.86%	03/2024	496	499	427	429	923	928
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	L + 4.25%	6.86%	03/2024	32	32	411	413	443	445
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	L + 4.25%	6.86%	03/2024	7	8	96	106	103	114
Jet Equipment & Tools Ltd.(1)	Retail Stores	One stop	L + 5.75%	N/A	11/2024	(2)	(1)	(2)	(1)	(4)	(2)
Jet Equipment & Tools Ltd.	Retail Stores	One stop	L + 5.75%	7.72%	11/2024	8,511	8,357	9,652	9,478	18,163	17,835
Jet Equipment & Tools Ltd.	Retail Stores	LLC units	N/A	N/A	N/A	339	555	384	629	723	1,184
Jet Equipment & Tools Ltd.	Retail Stores	One stop	L + 5.75%	8.25%	11/2024	2,031	2,030	2,299	2,298	4,330	4,328
Jet Equipment & Tools Ltd.	Retail Stores	One stop	L + 5.75%	8.38%	11/2024	$4,951	$4,950	$7,478	$7,477	$12,429	$12,427

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Joerns Healthcare, LLC	Healthcare, Education and Childcare	One stop	L + 6.00%	8.63%	05/2020	3,483	2,938	—	—	3,483	2,938
Kareo, Inc.	Diversified/ Conglomerate Service	One stop	L + 9.00%	N/A	06/2022	—	—	—	—	—	—
Kareo, Inc.	Diversified/ Conglomerate Service	One stop	L + 9.00%	11.50%	06/2022	4,371	4,550	5,586	5,795	9,957	10,345
Kareo, Inc.	Diversified/ Conglomerate Service	Warrant	N/A	N/A	N/A	160	4	203	4	363	8
Kareo, Inc.	Diversified/ Conglomerate Service	One stop	L + 9.00%	11.50%	06/2022	327	334	418	424	745	758
Kareo, Inc.	Diversified/ Conglomerate Service	Preferred stock	N/A	N/A	N/A	4	4	5	4	9	8
Kareo, Inc.	Diversified/ Conglomerate Service	One stop	L + 9.00%	11.50%	06/2022	408	417	521	530	929	947
Kareo, Inc.	Diversified/ Conglomerate Service	Warrant	N/A	N/A	N/A	—	5	—	7	—	12
Katena Holdings, Inc.	Healthcare, Education and Childcare	One stop	P + 4.50%	10.00%	06/2021	14	15	14	15	28	30
Katena Holdings, Inc.	Healthcare, Education and Childcare	One stop	L + 5.50%	8.10%	06/2021	8,433	8,479	4,426	4,452	12,859	12,931
Katena Holdings, Inc.	Healthcare, Education and Childcare	One stop	L + 5.50%	8.10%	06/2021	824	828	432	435	1,256	1,263
Katena Holdings, Inc.	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	387	389	205	206	592	595
Katena Holdings, Inc.	Healthcare, Education and Childcare	One stop	L + 5.50%	8.10%	06/2021	560	565	297	299	857	864
Keais Records Service, LLC(1)	Diversified/ Conglomerate Service	One stop	L + 4.50%	N/A	10/2024	(1)	—	(1)	—	(2)	—
Keais Records Service, LLC	Diversified/ Conglomerate Service	One stop	L + 4.50%	7.00%	10/2024	8,669	8,790	9,310	9,377	17,978	18,167
Keais Records Service, LLC(1)	Diversified/ Conglomerate Service	One stop	L + 4.50%	N/A	10/2024	—	—	(5)	—	(5)	—
Learn-it Systems, LLC	Diversified/ Conglomerate Service	Senior loan	L + 4.50%	7.05%	03/2025	10	10	10	10	20	20
Learn-it Systems, LLC	Diversified/ Conglomerate Service	Senior loan	L + 4.50%	7.11%	03/2025	867	867	1,674	1,673	2,541	2,540
Learn-it Systems, LLC(1)	Diversified/ Conglomerate Service	Senior loan	L + 4.50%	N/A	03/2025	(1)	(2)	(19)	(19)	(20)	(21)

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
LMP TR Holdings, LLC	Leisure, Amusement, Motion Pictures, Entertainment	LLC units	N/A	N/A	N/A	$712	$1,019	$—	$—	$712	$1,019
Lombart Brothers, Inc.	Healthcare, Education and Childcare	One stop	P + 5.00%	10.50%	04/2023	72	72	72	72	144	144
Lombart Brothers, Inc.	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	04/2023	13,378	13,419	12,481	12,498	25,859	25,917
Lombart Brothers, Inc.	Healthcare, Education and Childcare	Common stock	N/A	N/A	N/A	157	242	146	226	303	468
Lombart Brothers, Inc.	Healthcare, Education and Childcare	One stop	P + 5.00%	10.50%	04/2023	4	4	4	4	8	8
Lombart Brothers, Inc.	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	04/2023	1,612	1,619	1,501	1,508	3,113	3,127
Marshall Retail Group LLC, The	Retail Stores	One stop	P + 4.75%	10.25%	08/2019	656	658	172	172	828	830
Marshall Retail Group LLC, The	Retail Stores	One stop	L + 6.00%	8.80%	08/2020	11,860	11,896	3,117	3,117	14,977	15,013
Marshall Retail Group LLC, The	Retail Stores	LLC units	N/A	N/A	N/A	154	119	—	—	154	119
Massage Envy, LLC(1)	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.75%	N/A	09/2020	(5)	—	—	—	(5)	—
Massage Envy, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.75%	9.31%	09/2020	34,505	34,657	3,094	3,104	37,599	37,761
Massage Envy, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.75%	9.24%	09/2020	98	98	98	98	196	196
Massage Envy, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.75%	9.26%	09/2020	15	15	30	30	45	45
Massage Envy, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.75%	9.24%	09/2020	34	34	70	70	104	104
Massage Envy, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.75%	9.25%	09/2020	48	48	112	112	160	160
Massage Envy, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.75%	9.25%	09/2020	40	40	93	94	133	134
Massage Envy, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.75%	9.31%	09/2020	19	19	45	45	64	64
Massage Envy, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.75%	9.26%	09/2020	63	64	151	151	214	215

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Massage Envy, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.75%	9.31%	09/2020	$38	$38	$89	$90	$127	$128
Massage Envy, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.75%	9.26%	09/2020	41	41	98	98	139	139
Massage Envy, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	LLC interest	N/A	N/A	N/A	210	1,684	—	—	210	1,684
Massage Envy, LLC(1)	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.75%	N/A	09/2020	(1)	—	(1)	—	(2)	—
Massage Envy, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.75%	9.51%	09/2020	75	75	177	178	252	253
Massage Envy, LLC	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.75%	9.25%	09/2020	29	30	70	70	99	100
Maverick Bidco Inc.	Diversified/ Conglomerate Service	One stop	L + 6.25%	9.01%	04/2023	32	31	32	31	64	62
Maverick Bidco Inc.	Diversified/ Conglomerate Service	One stop	L + 6.25%	8.85%	04/2023	17,136	17,032	22,379	22,241	39,515	39,273
Maverick Bidco Inc.	Diversified/ Conglomerate Service	LLC units	N/A	N/A	N/A	369	253	597	410	966	663
Maverick Bidco Inc.	Diversified/ Conglomerate Service	One stop	L + 6.25%	8.85%	04/2023	166	163	3,065	3,004	3,231	3,167
MD Now Holdings, Inc.(1)	Healthcare, Education and Childcare	One stop	L + 5.00%	N/A	08/2024	(1)	—	(1)	—	(2)	—
MD Now Holdings, Inc.	Healthcare, Education and Childcare	One stop	L + 5.00%	7.60%	08/2024	7,593	7,731	6,972	7,034	14,565	14,765
MD Now Holdings, Inc.(1)	Healthcare, Education and Childcare	One stop	L + 5.00%	N/A	08/2024	(1)	—	(18)	—	(19)	—
MD Now Holdings, Inc.	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	68	79	78	91	146	170
Mendocino Farms, LLC(1)	Beverage, Food and Tobacco	One stop	L + 1.00%	N/A	06/2023	(1)	—	(15)	—	(16)	—
Mendocino Farms, LLC	Beverage, Food and Tobacco	Common stock	N/A	N/A	N/A	50	47	690	646	740	693
Mendocino Farms, LLC	Beverage, Food and Tobacco	One stop	L + 8.50%	3.50% cash/ 7.50% PIK	06/2023	50	50	684	690	734	740
Messenger, LLC	Printing and Publishing	One stop	L + 6.00%	N/A	08/2023	—	—	—	—	—	—
Messenger, LLC	Printing and Publishing	One stop	L + 6.00%	8.52%	08/2023	3,333	3,393	3,873	3,907	7,206	7,300
Mid-America Pet Food, L.L.C.(1)	Beverage, Food and Tobacco	One stop	L + 6.00%	N/A	12/2021	(1)	—	(1)	—	(2)	—

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Mid-America Pet Food, L.L.C.	Beverage, Food and Tobacco	One stop	L + 6.00%	8.60%	12/2021	$10,624	$10,698	$12,039	$12,124	$22,663	$22,822
Mills Fleet Farm Group LLC	Retail Stores	One stop	L + 6.25%	8.75%	10/2024	6,591	6,685	36,343	36,937	42,934	43,622
Mindbody, Inc.(1)	Diversified/ Conglomerate Service	One stop	L + 7.00%	N/A	02/2025	(1)	(1)	(1)	(1)	(2)	(2)
Mindbody, Inc.	Diversified/ Conglomerate Service	One stop	L + 7.00%	9.48%	02/2025	22,388	22,383	25,490	25,485	47,878	47,868
Ministry Brands, LLC	Diversified/ Conglomerate Service	Senior loan	L + 4.00%	6.50%	12/2022	491	493	345	347	836	840
Ministry Brands, LLC	Diversified/ Conglomerate Service	Senior loan	L + 4.00%	6.50%	12/2022	858	862	603	606	1,461	1,468
Ministry Brands, LLC	Diversified/ Conglomerate Service	Senior loan	L + 4.00%	6.50%	12/2022	27	27	352	355	379	382
MMan Acquisition Co.	Diversified/ Conglomerate Service	Preferred stock	N/A	N/A	N/A	20	16	26	21	46	37
MMan Acquisition Co.	Diversified/ Conglomerate Service	One stop	L + 3.00%	5.74%	08/2023	9,768	8,197	12,415	10,418	22,183	18,615
MMan Acquisition Co.	Diversified/ Conglomerate Service	Common stock	N/A	N/A	N/A	19	757	25	962	44	1,719
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.50%	8.00%	06/2023	16	19	16	19	32	38
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.50%	8.00%	06/2023	23,093	23,564	18,294	18,546	41,387	42,110
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.50%	8.10%	06/2023	58	61	1,030	1,152	1,088	1,213
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.50%	8.00%	06/2023	163	164	3,069	3,083	3,232	3,247
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.50%	8.00%	06/2023	13,558	13,674	17,029	17,174	30,587	30,848
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.50%	8.00%	06/2023	352	355	341	344	693	699
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.50%	8.00%	06/2023	191	193	—	—	191	193
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.50%	8.00%	06/2023	291	294	—	—	291	294
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.50%	8.30%	06/2023	104	105	1,966	1,973	2,070	2,078
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.50%	8.00%	06/2023	291	294	—	—	291	294
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.50%	8.00%	06/2023	96	97	—	—	96	97
MRI Software LLC	Buildings and Real Estate	One stop	L + 5.50%	8.30%	06/2023	330	333	6,238	6,260	6,568	6,593
MWD Management, LLC & MWD Services, Inc.(1)	Healthcare, Education and Childcare	One stop	L + 5.25%	N/A	06/2022	(1)	—	(1)	—	(2)	—
MWD Management, LLC & MWD Services, Inc.	Healthcare, Education and Childcare	One stop	L + 5.25%	7.85%	06/2023	5,784	5,836	1,277	1,289	7,061	7,125

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
MWD Management, LLC & MWD Services, Inc.(1)	Healthcare, Education and Childcare	One stop	L + 5.25%	N/A	06/2023	$(2)	$—	$(64)	$—	$(66)	$—
MWD Management, LLC & MWD Services, Inc.	Healthcare, Education and Childcare	LLC interest	N/A	N/A	N/A	182	119	230	151	412	270
MWD Management, LLC & MWD Services, Inc.	Healthcare, Education and Childcare	One stop	L + 5.25%	7.85%	06/2023	227	228	4,359	4,359	4,586	4,587
NBC Intermediate, LLC	Beverage, Food and Tobacco	Senior loan	L + 4.25%	N/A	09/2023	—	—	—	—	—	—
NBC Intermediate, LLC	Beverage, Food and Tobacco	Senior loan	L + 4.25%	6.75%	09/2023	2,008	2,024	—	—	2,008	2,024
NBC Intermediate, LLC	Beverage, Food and Tobacco	Senior loan	L + 4.25%	6.75%	09/2023	1,082	1,091	1,367	1,380	2,449	2,471
Net Health Acquisition Corp.	Diversified/ Conglomerate Service	One stop	L + 5.50%	N/A	12/2023	—	—	—	—	—	—
Net Health Acquisition Corp.	Diversified/ Conglomerate Service	One stop	L + 5.50%	8.10%	12/2023	3,807	3,838	4,810	4,848	8,617	8,686
Net Health Acquisition Corp.	Diversified/ Conglomerate Service	LP interest	N/A	N/A	N/A	346	421	436	530	782	951
Net Health Acquisition Corp.	Diversified/ Conglomerate Service	One stop	L + 5.50%	8.10%	12/2023	533	537	672	676	1,205	1,213
NetMotion Wireless Holdings, Inc.	Telecommunications	One stop	L + 6.25%	N/A	10/2021	—	—	—	—	—	—
NetMotion Wireless Holdings, Inc.	Telecommunications	One stop	L + 6.25%	8.85%	10/2021	6,292	6,360	6,241	6,308	12,533	12,668
Netsmart Technologies, Inc.(1)	Diversified/ Conglomerate Service	Senior loan	L + 4.75%	N/A	04/2023	(6)	(1)	(6)	(1)	(12)	(2)
Netsmart Technologies, Inc.	Diversified/ Conglomerate Service	Senior loan	L + 3.75%	6.25%	04/2023	1,718	1,719	1,599	1,600	3,317	3,319
Nextech Systems, LLC(1)	Diversified/ Conglomerate Service	One stop	L + 6.00%	N/A	03/2024	—	(1)	—	(1)	—	(2)
Nextech Systems, LLC	Diversified/ Conglomerate Service	One stop	L + 6.00%	8.50%	03/2024	10,273	10,202	12,553	12,466	22,826	22,668
Nextech Systems, LLC	Diversified/ Conglomerate Service	One stop	L + 6.00%	8.50%	03/2024	5,582	5,579	6,809	6,806	12,391	12,385
Nexus Brands Group, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	8.59%	11/2023	5,665	5,721	3,764	3,801	9,429	9,522
Nexus Brands Group, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	8.54%	11/2023	40	41	40	41	80	82
Nexus Brands Group, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	8.60%	11/2023	123	124	1,867	1,892	1,990	2,016
Nexus Brands Group, Inc.	Diversified/ Conglomerate Service	LP interest	N/A	N/A	N/A	187	222	236	280	423	502

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Nexus Brands Group, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	8.60%	11/2023	$90	$90	$1,364	$1,369	$1,454	$1,459
Nexus Brands Group, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	N/A	11/2023	—	—	—	—	—	—
Nexus Brands Group, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	6.84%	11/2023	3,216	3,323	4,067	4,202	7,283	7,525
Nexus Brands Group, Inc.(1)	Diversified/ Conglomerate Service	One stop	L + 6.00%	N/A	11/2023	(1)	—	(11)	—	(12)	—
NTS Technical Systems(1)	Aerospace and Defense	One stop	L + 6.25%	N/A	06/2021	(43)	—	(6)	—	(49)	—
NTS Technical Systems	Aerospace and Defense	One stop	L + 6.25%	8.74%	06/2021	22,116	22,299	3,300	3,328	25,416	25,627
NTS Technical Systems	Aerospace and Defense	Common stock	N/A	N/A	N/A	1,506	573	—	—	1,506	573
NTS Technical Systems	Aerospace and Defense	Preferred stock	N/A	N/A	N/A	128	193	—	—	128	193
NTS Technical Systems	Aerospace and Defense	Preferred stock	N/A	N/A	N/A	256	350	—	—	256	350
NTS Technical Systems	Aerospace and Defense	One stop	L + 6.25%	8.74%	06/2021	3,649	3,682	545	550	4,194	4,232
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.90%	05/2022	135	123	135	123	270	246
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2022	9,158	8,383	8,594	7,825	17,752	16,208
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2022	45	41	45	41	90	82
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	234	121	218	113	452	234
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2022	41	37	41	37	82	74
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2022	29	27	29	27	58	54
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2022	32	29	32	29	64	58
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2022	208	188	1,865	1,692	2,073	1,880
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2022	89	81	801	727	890	808
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2022	929	846	1,032	936	1,961	1,782
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2022	149	135	1,337	1,214	1,486	1,349
Oliver Street Dermatology Holdings, LLC(1)	Healthcare, Education and Childcare	One stop	L + 6.25%	N/A	05/2022	(1)	—	(5)	—	(6)	—

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2022	$115	$104	$1,030	$934	$1,145	$1,038
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2022	77	70	695	630	772	700
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2022	132	119	1,183	1,072	1,315	1,191
Oliver Street Dermatology Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 6.25%	8.85%	05/2022	48	43	429	389	477	432
Onicon Incorporated	Diversified/ Conglomerate Manufacturing	One stop	P + 4.50%	10.00%	04/2022	130	135	7	7	137	142
Onicon Incorporated	Diversified/ Conglomerate Manufacturing	One stop	P + 4.50%	10.00%	04/2022	21,895	22,118	304	308	22,199	22,426
Onicon Incorporated	Diversified/ Conglomerate Manufacturing	One stop	L + 5.50%	6.50%	04/2022	4,096	4,291	60	63	4,156	4,354
ONsite Mammography, LLC	Healthcare, Education and Childcare	One stop	L + 6.75%	9.62%	11/2023	7	8	7	8	14	16
ONsite Mammography, LLC	Healthcare, Education and Childcare	One stop	L + 6.75%	9.25%	11/2023	2,992	3,048	2,793	2,823	5,785	5,871
ONsite Mammography, LLC	Healthcare, Education and Childcare	One stop	L + 6.75%	9.45%	11/2023	38	39	579	592	617	631
Orchid Underwriters Agency, LLC	Insurance	Senior loan	L + 4.50%	N/A	12/2024	—	—	—	—	—	—
Orchid Underwriters Agency, LLC	Insurance	Senior loan	L + 4.50%	7.38%	12/2024	2,363	2,385	1,849	1,867	4,212	4,252
Orchid Underwriters Agency, LLC(1)	Insurance	Senior loan	L + 4.50%	N/A	12/2024	(1)	—	(9)	—	(10)	—
Orchid Underwriters Agency, LLC	Insurance	LP interest	N/A	N/A	N/A	37	37	42	42	79	79
Orthotics Holdings, Inc (1)	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 5.50%	N/A	02/2020	(4)	—	(2)	—	(6)	—
Orthotics Holdings, Inc	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 5.50%	N/A	02/2020	—	—	—	—	—	—
Orthotics Holdings, Inc	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 5.50%	8.00%	02/2020	8,138	8,162	3,626	3,637	11,764	11,799
Orthotics Holdings, Inc	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 5.50%	8.00%	02/2020	1,334	1,338	594	596	1,928	1,934
Pace Analytical Services, LLC	Ecological	One stop	L + 5.50%	8.00%	09/2022	28	30	28	30	56	60
Pace Analytical Services, LLC	Ecological	One stop	L + 5.50%	8.00%	09/2022	14,837	15,113	14,801	14,989	29,638	30,102
Pace Analytical Services, LLC	Ecological	One stop	L + 5.50%	8.00%	09/2022	339	344	339	344	678	688
Pace Analytical Services, LLC	Ecological	Common stock	N/A	N/A	N/A	304	350	302	348	606	698
Pace Analytical Services, LLC	Ecological	One stop	L + 5.50%	8.00%	09/2022	1,388	1,405	1,377	1,394	2,765	2,799

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Pace Analytical Services, LLC(1)	Ecological	One stop	L + 5.50%	N/A	09/2022	$(1)	$—	$(17)	$—	$(18)	$—
Pace Analytical Services, LLC	Ecological	One stop	L + 5.50%	8.00%	09/2022	116	118	1,113	1,123	1,229	1,241
Pace Analytical Services, LLC	Ecological	One stop	L + 5.50%	8.00%	09/2022	705	713	820	829	1,525	1,542
Pace Analytical Services, LLC(1)	Ecological	One stop	L + 5.50%	N/A	09/2022	(1)	—	(10)	—	(11)	—
Pace Analytical Services, LLC	Ecological	One stop	L + 5.50%	8.00%	09/2022	53	54	511	514	564	568
Pace Analytical Services, LLC	Ecological	One stop	L + 5.50%	8.00%	09/2022	157	159	1,508	1,518	1,665	1,677
PADI Holdco, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 5.75%	8.39%	04/2022	21	23	21	23	42	46
PADI Holdco, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 5.75%	8.50%	04/2023	9,437	9,628	12,431	12,573	21,868	22,201
PADI Holdco, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	LLC units	N/A	N/A	N/A	414	457	539	596	953	1,053
PADI Holdco, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	One stop	E + 5.75%	5.75%	04/2023	9,543	8,958	12,442	11,679	21,985	20,637
Paper Source, Inc.	Retail Stores	One stop	P + 5.00%	10.50%	09/2019	336	339	—	—	336	339
Paper Source, Inc.	Retail Stores	One stop	L + 6.25%	8.85%	09/2019	12,239	12,255	—	—	12,239	12,255
Paper Source, Inc.	Retail Stores	Common stock	N/A	N/A	N/A	1,387	430	—	—	1,387	430
Paper Source, Inc.	Retail Stores	One stop	L + 6.25%	8.85%	09/2019	1,624	1,628	—	—	1,624	1,628
Paradigm DKD Group, LLC(2)	Buildings and Real Estate	Senior loan	L + 6.25%	8.75%	05/2020	—	—	640	258	640	258
Paradigm DKD Group, LLC(2)	Buildings and Real Estate	Senior loan	L + 6.25%	8.75%	05/2020	—	—	2,110	844	2,110	844
Pasternack Enterprises, Inc. and Fairview Microwave, Inc	Diversified/ Conglomerate Manufacturing	Senior loan	L + 4.00%	6.50%	07/2025	5,580	5,606	5,208	5,232	10,788	10,838
Pasternack Enterprises, Inc. and Fairview Microwave, Inc	Diversified/ Conglomerate Manufacturing	Senior loan	L + 4.00%	N/A	07/2023	—	—	—	—	—	—
Pentec Acquisition Sub, Inc.	Healthcare, Education and Childcare	Preferred stock	N/A	N/A	N/A	116	167	—	—	116	167
Personify, Inc.(1)	Diversified/ Conglomerate Service	One stop	L + 5.75%	N/A	09/2024	(1)	—	(1)	—	(2)	—
Personify, Inc.	Diversified/ Conglomerate Service	One stop	L + 5.75%	8.35%	09/2024	7,229	7,296	8,320	8,397	15,549	15,693
Personify, Inc.	Diversified/ Conglomerate Service	LLC units	N/A	N/A	N/A	297	272	342	313	639	585
Pet Holdings ULC(1)	Retail Stores	One stop	L + 5.50%	N/A	07/2022	(2)	—	(2)	—	(4)	—
Pet Holdings ULC	Retail Stores	One stop	L + 5.50%	8.30%	07/2022	14,540	14,703	32,331	32,513	46,871	47,216
Pet Holdings ULC	Retail Stores	One stop	L + 5.50%	8.30%	07/2022	99	99	128	129	227	228
Pet Holdings ULC	Retail Stores	LP interest	N/A	N/A	N/A	386	330	188	161	574	491
Pet Supplies Plus, LLC(1)	Retail Stores	Senior loan	L + 4.50%	N/A	12/2023	(1)	—	(1)	—	(2)	—
Pet Supplies Plus, LLC	Retail Stores	Senior loan	L + 4.50%	7.10%	12/2024	6,675	6,739	7,586	7,659	14,261	14,398
Pet Supplies Plus, LLC	Retail Stores	LLC units	N/A	N/A	N/A	67	67	77	76	144	143
PetPeople Enterprises, LLC	Retail Stores	One stop	L + 5.00%	7.50%	09/2023	15	15	15	15	30	30
PetPeople Enterprises, LLC	Retail Stores	One stop	L + 5.00%	7.50%	09/2023	3,069	3,098	2,315	2,337	5,384	5,435

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
PetPeople Enterprises, LLC	Retail Stores	One stop	L + 5.00%	7.50%	09/2023	$59	$60	$1,031	$1,044	$1,090	$1,104
PetroChoice Holdings, Inc.	Diversified/ Conglomerate Manufacturing	Senior loan	L + 5.00%	7.74%	08/2022	1,695	1,723	1,577	1,604	3,272	3,327
Pinnacle Treatment Centers, Inc.	Healthcare, Education and Childcare	One stop	L + 5.75%	8.95%	08/2021	32	33	32	33	64	66
Pinnacle Treatment Centers, Inc.	Healthcare, Education and Childcare	One stop	L + 5.75%	8.49%	08/2021	9,690	9,829	9,508	9,600	19,198	19,429
Pinnacle Treatment Centers, Inc.	Healthcare, Education and Childcare	One stop	L + 5.75%	8.49%	08/2021	41	42	41	42	82	84
Pinnacle Treatment Centers, Inc.	Healthcare, Education and Childcare	Preferred stock	N/A	N/A	N/A	231	279	226	273	457	552
Pinnacle Treatment Centers, Inc.	Healthcare, Education and Childcare	Common stock	N/A	N/A	N/A	2	17	2	16	4	33
Pinnacle Treatment Centers, Inc.	Healthcare, Education and Childcare	One stop	L + 5.75%	8.49%	08/2021	54	54	54	54	108	108
Pinnacle Treatment Centers, Inc.	Healthcare, Education and Childcare	One stop	L + 5.75%	8.49%	08/2021	361	364	353	356	714	720
Pinnacle Treatment Centers, Inc.(1)	Healthcare, Education and Childcare	One stop	L + 5.75%	N/A	08/2021	(1)	—	(13)	—	(14)	—
Plano Molding Company, LLC	Home and Office Furnishings, Housewares, and Durable Consumer	One stop	L + 7.50%	9.99%	05/2021	9,907	9,198	4,786	4,439	14,693	13,637
Polk Acquisition Corp.	Automobile	Senior loan	L + 5.25%	7.85%	06/2022	125	124	5,056	4,984	5,181	5,108
Polk Acquisition Corp.	Automobile	LP interest	N/A	N/A	N/A	144	59	401	162	545	221
Power Stop, LLC	Automobile	Senior loan	L + 4.75%	7.35%	10/2025	1,346	1,352	1,526	1,534	2,872	2,886
PPT Management Holdings, LLC(1)	Healthcare, Education and Childcare	One stop	L + 7.50%	3.49% cash/ 6.50% PIK	12/2022	5	(24)	5	(24)	10	(48)
PPT Management Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 7.50%	3.49% cash/ 6.50% PIK	12/2022	34	34	34	34	68	68
PPT Management Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 7.50%	3.49% cash/ 6.50% PIK	12/2022	10,727	9,443	12,600	10,818	23,327	20,261
PPT Management Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 7.50%	3.49% cash/ 6.50% PIK	12/2022	147	125	147	125	294	250
PPT Management Holdings, LLC	Healthcare, Education and Childcare	One stop	L + 7.50%	3.49% cash/ 6.50% PIK	12/2022	87	74	87	74	174	148
PPV Intermediate Holdings II, LLC	Personal, Food and Miscellaneous Services	One stop	P + 4.00%	9.50%	05/2023	31	32	31	32	62	64
PPV Intermediate Holdings II, LLC(1)	Personal, Food and Miscellaneous Services	One stop	L + 5.00%	N/A	05/2020	(4)	—	(53)	—	(57)	—
PPV Intermediate Holdings II, LLC	Personal, Food and Miscellaneous Services	LLC interest	N/A	N/A	N/A	13	12	160	143	173	155

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
PPV Intermediate Holdings II, LLC	Personal, Food and Miscellaneous Services	One stop	N/A	7.90% PIK	05/2023	$2	$2	$19	$19	$21	$21
Pride Midco, Inc.	Diversified/ Conglomerate Service	Preferred stock	N/A	N/A	N/A	1,107	1,184	1,256	1,343	2,363	2,527
Project Alpha Intermediate Holding, Inc.	Diversified/ Conglomerate Service	Common stock	N/A	N/A	N/A	417	521	399	499	816	1,020
Project Alpha Intermediate Holding, Inc.	Diversified/ Conglomerate Service	Common stock	N/A	N/A	N/A	4	183	4	175	8	358
Project Silverback Holdings Corp.	Electronics	Preferred stock	N/A	N/A	N/A	6	—	—	—	6	—
Property Brands, Inc.(1)	Diversified/ Conglomerate Service	One stop	L + 6.00%	N/A	01/2024	(1)	(1)	(9)	(1)	(10)	(2)
Property Brands, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	8.50%	01/2024	10,622	10,709	9,240	9,240	19,862	19,949
Property Brands, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	8.50%	01/2024	79	79	1,118	1,115	1,197	1,194
Property Brands, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	8.50%	01/2024	216	216	3,050	3,044	3,266	3,260
Property Brands, Inc.(1)	Diversified/ Conglomerate Service	One stop	L + 6.00%	N/A	01/2024	(5)	(6)	(50)	(51)	(55)	(57)
Property Brands, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	8.49%	01/2024	3,019	3,018	3,670	3,668	6,689	6,686
Property Brands, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	8.50%	01/2024	141	141	1,291	1,291	1,432	1,432
Property Brands, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	8.49%	01/2024	49	50	455	454	504	504
Property Brands, Inc.	Diversified/ Conglomerate Service	LLC units	N/A	N/A	N/A	284	342	345	415	629	757
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	8.05%	05/2021	54	55	54	55	108	110
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	8.13%	05/2021	8,291	8,379	7,747	7,797	16,038	16,176
Purfoods, LLC	Beverage, Food and Tobacco	LLC interest	N/A	N/A	N/A	381	662	355	617	736	1,279
Purfoods, LLC	Beverage, Food and Tobacco	One stop	N/A	7.00% PIK	05/2026	116	116	108	108	224	224
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	8.10%	05/2021	10	10	10	10	20	20
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	8.10%	05/2021	14	14	14	14	28	28
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	8.10%	05/2021	15	15	15	15	30	30
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	8.10%	05/2021	15	15	15	15	30	30
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	8.10%	05/2021	11	11	11	11	22	22

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	8.10%	05/2021	$23	$24	$23	$24	$46	$48
Purfoods, LLC(1)	Beverage, Food and Tobacco	One stop	L + 5.50%	N/A	05/2021	—	—	(1)	—	(1)	—
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	8.10%	05/2021	11	11	11	11	22	22
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	8.10%	05/2021	39	39	350	352	389	391
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	8.10%	05/2021	30	30	265	266	295	296
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	8.10%	05/2021	30	30	265	267	295	297
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	8.10%	05/2021	30	30	265	267	295	297
Purfoods, LLC	Beverage, Food and Tobacco	One stop	L + 5.50%	8.10%	05/2021	54	55	487	491	541	546
Purfoods, LLC(1)	Beverage, Food and Tobacco	One stop	L + 5.50%	N/A	05/2021	—	—	(1)	—	(1)	—
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	One stop	L + 6.50%	9.10%	08/2020	1,133	1,142	322	325	1,455	1,467
Pyramid Healthcare, Inc.(1)	Healthcare, Education and Childcare	One stop	L + 6.50%	N/A	08/2020	—	—	(1)	—	(1)	—
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	One stop	L + 6.50%	9.02%	08/2020	74	75	261	263	335	338
Quick Quack Car Wash Holdings, LLC	Automobile	One stop	L + 6.50%	9.00%	04/2023	39	40	39	40	78	80
Quick Quack Car Wash Holdings, LLC	Automobile	One stop	L + 6.50%	9.00%	04/2023	8,618	8,707	4,530	4,577	13,148	13,284
Quick Quack Car Wash Holdings, LLC(1)	Automobile	One stop	L + 6.50%	N/A	04/2023	(3)	—	(40)	—	(43)	—
Quick Quack Car Wash Holdings, LLC	Automobile	LLC units	N/A	N/A	N/A	207	207	248	248	455	455
Quick Quack Car Wash Holdings, LLC	Automobile	One stop	L + 6.50%	9.00%	04/2023	148	149	1,929	1,944	2,077	2,093
Quick Quack Car Wash Holdings, LLC	Automobile	One stop	L + 6.50%	9.00%	04/2023	99	100	1,289	1,300	1,388	1,400
Quickbase, Inc.(1)	Diversified/ Conglomerate Service	One stop	L + 5.00%	N/A	04/2022	—	—	(2)	—	(2)	—
Quickbase, Inc.	Diversified/ Conglomerate Service	One stop	P + 3.75%	9.25%	04/2022	—	—	35,247	35,692	35,247	35,692
Quickbase, Inc.	Diversified/ Conglomerate Service	Common stock	N/A	N/A	N/A	—	—	—	3,643	—	3,643
R.G. Barry Corporation	Personal, Food and Miscellaneous Services	Preferred stock	N/A	N/A	N/A	161	120	—	—	161	120
Radiology Partners, Inc.	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	85	213	—	—	85	213
Radiology Partners, Inc.	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	76	54	—	—	76	54

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
RegEd Aquireco, LLC	Diversified/ Conglomerate Service	Senior loan	P + 3.25%	8.75%	12/2024	$2	$3	$2	$3	$4	$6
RegEd Aquireco, LLC	Diversified/ Conglomerate Service	Senior loan	L + 4.25%	6.74%	12/2024	8,625	8,772	2,792	2,819	11,417	11,591
RegEd Aquireco, LLC(1)	Diversified/ Conglomerate Service	Senior loan	L + 4.25%	N/A	12/2024	(6)	—	(75)	—	(81)	—
RegEd Aquireco, LLC	Diversified/ Conglomerate Service	LP interest	N/A	N/A	N/A	138	138	157	156	295	294
RegEd Aquireco, LLC	Diversified/ Conglomerate Service	LP interest	N/A	N/A	N/A	—	—	—	—	—	—
Reladyne, Inc.	Diversified/ Conglomerate Manufacturing	LP interest	N/A	N/A	N/A	272	614	264	597	536	1,211
Reladyne, Inc.	Diversified/ Conglomerate Manufacturing	Senior loan	L + 5.00%	7.80%	07/2022	16,629	16,793	10,566	10,643	27,195	27,436
Reladyne, Inc.	Diversified/ Conglomerate Manufacturing	Senior loan	L + 5.00%	7.80%	07/2022	171	172	1,108	1,118	1,279	1,290
Reladyne, Inc.	Diversified/ Conglomerate Manufacturing	Senior loan	L + 5.00%	7.63%	07/2022	301	303	2,055	2,069	2,356	2,372
Reladyne, Inc.	Diversified/ Conglomerate Manufacturing	Senior loan	L + 5.00%	7.80%	07/2022	141	142	962	968	1,103	1,110
Reladyne, Inc.(1)	Diversified/ Conglomerate Manufacturing	Senior loan	L + 5.00%	N/A	07/2022	(2)	—	(24)	—	(26)	—
Reladyne, Inc.	Diversified/ Conglomerate Manufacturing	Senior loan	L + 5.00%	7.80%	07/2022	64	65	438	441	502	506
Reladyne, Inc.	Diversified/ Conglomerate Manufacturing	Senior loan	L + 5.00%	7.63%	07/2022	99	100	1,452	1,465	1,551	1,565
Riverchase MSO, LLC	Healthcare, Education and Childcare	Senior loan	L + 5.75%	8.34%	10/2022	64	65	64	65	128	130
Riverchase MSO, LLC	Healthcare, Education and Childcare	Senior loan	L + 5.75%	8.35%	10/2022	4,860	4,905	4,821	4,865	9,681	9,770
RSC Acquisition, Inc.	Insurance	Senior loan	L + 4.25%	N/A	11/2021	—	—	—	—	—	—
RSC Acquisition, Inc.	Insurance	Senior loan	L + 4.25%	6.85%	11/2022	4,445	4,465	28,608	28,734	33,053	33,199
RSC Acquisition, Inc.(1)	Insurance	Senior loan	L + 4.25%	N/A	11/2022	(1)	—	(25)	—	(26)	—
RSC Acquisition, Inc.	Insurance	Senior loan	L + 4.25%	6.93%	11/2022	2,269	2,291	—	—	2,269	2,291
Rubio’s Restaurants, Inc	Beverage, Food and Tobacco	Senior loan	L + 5.25%	7.85%	10/2019	11,021	10,560	287	279	11,308	10,839
Rubio’s Restaurants, Inc	Beverage, Food and Tobacco	Preferred stock	N/A	N/A	N/A	945	905	—	—	945	905
Rubio’s Restaurants, Inc	Beverage, Food and Tobacco	Senior loan	P + 3.50%	9.00%	10/2019	73	74	73	74	146	148
Ruby Slipper Cafe LLC, The	Personal, Food and Miscellaneous Services	One stop	L + 7.50%	10.18%	01/2023	5	5	5	5	10	10

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Ruby Slipper Cafe LLC, The	Personal, Food and Miscellaneous Services	One stop	L + 7.50%	10.27%	01/2023	$1,022	$1,030	$59	$59	$1,081	$1,089
Ruby Slipper Cafe LLC, The	Personal, Food and Miscellaneous Services	One stop	L + 7.50%	10.19%	01/2023	24	25	339	352	363	377
Ruby Slipper Cafe LLC, The	Personal, Food and Miscellaneous Services	LLC units	N/A	N/A	N/A	124	155	186	233	310	388
RXH Buyer Corporation	Healthcare, Education and Childcare	One stop	L + 5.75%	9.02%	09/2021	60	62	60	62	120	124
RXH Buyer Corporation	Healthcare, Education and Childcare	One stop	L + 5.75%	8.35%	09/2021	16,855	16,995	10,873	10,964	27,728	27,959
RXH Buyer Corporation	Healthcare, Education and Childcare	LP interest	N/A	N/A	N/A	683	397	443	258	1,126	655
RXH Buyer Corporation	Healthcare, Education and Childcare	One stop	L + 5.75%	8.35%	09/2021	1,908	1,923	1,236	1,241	3,144	3,164
Saba Software, Inc.(1)	Diversified/ Conglomerate Service	Senior loan	L + 4.50%	N/A	05/2023	(2)	—	(2)	—	(4)	—
Saba Software, Inc.	Diversified/ Conglomerate Service	Senior loan	L + 4.50%	7.00%	05/2023	21,184	21,448	27,667	28,004	48,851	49,452
Saba Software, Inc.	Diversified/ Conglomerate Service	Senior loan	L + 4.50%	7.00%	05/2023	6,844	6,910	4,120	4,159	10,964	11,069
Sage Dental Management, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	3	—	—	—	3	—
Sage Dental Management, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	249	12	—	—	249	12
SEI, Inc.	Electronics	Senior loan	L + 5.00%	7.50%	07/2023	4,992	5,036	5,888	5,938	10,880	10,974
SEI, Inc.	Electronics	LLC units	N/A	N/A	N/A	265	699	161	424	426	1,123
Self Esteem Brands, LLC	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	L + 4.25%	6.75%	02/2022	16,215	16,143	14,657	14,616	30,872	30,759
Self Esteem Brands, LLC(1)	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	L + 4.25%	N/A	02/2022	(6)	(8)	—	—	(6)	(8)
Senior Loan Fund LLC(4)	Investment Funds and Vehicles	LLC interest	N/A	N/A	N/A	74,882	71,742	—	—	74,882	71,742
SHO Holding I Corporation	Textiles and Leather	Senior loan	L + 4.00%	6.79%	10/2021	15	13	15	13	30	26
SHO Holding I Corporation	Textiles and Leather	Senior loan	L + 5.00%	7.74%	10/2022	2,173	2,111	1,864	1,812	4,037	3,923
SLMP, LLC(1)	Healthcare, Education and Childcare	One stop	L + 6.00%	N/A	05/2023	(1)	—	(1)	—	(2)	—
SLMP, LLC	Healthcare, Education and Childcare	One stop	L + 6.00%	8.50%	05/2023	7,384	7,506	4,626	4,677	12,010	12,183
SLMP, LLC	Healthcare, Education and Childcare	One stop	L + 6.00%	8.50%	05/2023	293	296	5,507	5,569	5,800	5,865

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
SLMP, LLC	Healthcare, Education and Childcare	LLC interest	N/A	N/A	N/A	$290	$350	$378	$457	$668	$807
SLMP, LLC	Healthcare, Education and Childcare	Subordinated debt	N/A	7.50% PIK	05/2027	90	90	117	117	207	207
SLMP, LLC(1)	Healthcare, Education and Childcare	One stop	L + 6.00%	N/A	05/2023	(1)	—	(8)	—	(9)	—
Sloan Company, Inc., The	Electronics	One stop	L + 8.50%	11.10%	04/2020	51	33	51	33	102	66
Sloan Company, Inc., The	Electronics	One stop	L + 8.50%	11.10%	04/2020	6,551	4,276	3,162	2,064	9,713	6,340
Sloan Company, Inc., The	Electronics	LLC units	N/A	N/A	N/A	14	—	7	—	21	—
Sloan Company, Inc., The	Electronics	LLC units	N/A	N/A	N/A	152	—	74	—	226	—
Sloan Company, Inc., The	Electronics	One stop	L + 8.50%	11.10%	04/2020	440	286	214	139	654	425
Sola Franchise, LLC and Sola Salon Studios, LLC	Retail Stores	One stop	L + 5.50%	8.00%	10/2024	7	7	7	7	14	14
Sola Franchise, LLC and Sola Salon Studios, LLC	Retail Stores	One stop	L + 5.50%	8.10%	10/2024	4,754	4,843	2,206	2,226	6,960	7,069
Sola Franchise, LLC and Sola Salon Studios, LLC(1)	Retail Stores	One stop	L + 5.50%	N/A	10/2024	(1)	—	(19)	—	(20)	—
Sola Franchise, LLC and Sola Salon Studios, LLC	Retail Stores	One stop	L + 5.50%	8.10%	10/2024	119	120	1,584	1,614	1,703	1,734
Sola Franchise, LLC and Sola Salon Studios, LLC	Retail Stores	LLC units	N/A	N/A	N/A	180	199	206	227	386	426
Sola Franchise, LLC and Sola Salon Studios, LLC	Retail Stores	LLC units	N/A	N/A	N/A	36	40	41	46	77	86
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	8.00%	05/2023	74	75	74	75	148	150
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	8.00%	05/2025	3,797	3,851	1,543	1,565	5,340	5,416
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	8.00%	05/2025	48	50	743	773	791	823
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	8.00%	05/2025	227	230	3,557	3,589	3,784	3,819
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	8.00%	05/2025	65	66	1,025	1,034	1,090	1,100
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	8.00%	05/2025	97	99	1,073	1,105	1,170	1,204
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	8.00%	05/2025	75	76	841	849	916	925
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	8.00%	05/2025	169	172	1,890	1,907	2,059	2,079
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	LLC units	N/A	N/A	N/A	216	349	282	457	498	806
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	LLC units	N/A	N/A	N/A	2	58	3	76	5	134
Southern Veterinary Partners, LLC(1)	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	N/A	05/2025	(5)	—	(51)	—	(56)	—

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	8.00%	05/2025	$202	$204	$2,147	$2,166	$2,349	$2,370
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	8.00%	05/2025	111	112	1,176	1,186	1,287	1,298
Southern Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	8.00%	05/2025	130	131	1,379	1,391	1,509	1,522
Sovos Compliance(1)	Electronics	One stop	L + 6.00%	N/A	03/2022	(1)	—	(1)	—	(2)	—
Sovos Compliance	Electronics	One stop	L + 6.00%	8.50%	03/2022	9,094	9,186	31,614	31,929	40,708	41,115
Sovos Compliance	Electronics	One stop	L + 6.00%	8.50%	03/2022	1,531	1,545	5,294	5,345	6,825	6,890
Sovos Compliance(1)	Electronics	One stop	L + 6.00%	N/A	03/2022	(2)	—	(31)	—	(33)	—
Sovos Compliance	Electronics	One stop	L + 6.00%	8.50%	03/2022	172	172	2,546	2,547	2,718	2,719
Spear Education, LLC	Healthcare, Education and Childcare	One stop	L + 5.75%	N/A	08/2019	—	—	—	—	—	—
Spear Education, LLC	Healthcare, Education and Childcare	One stop	L + 5.75%	8.55%	08/2019	4,568	4,573	3,448	3,450	8,016	8,023
Spear Education, LLC	Healthcare, Education and Childcare	One stop	L + 5.75%	8.55%	08/2019	74	74	177	177	251	251
Spear Education, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	62	78	—	—	62	78
Spear Education, LLC	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	1	42	—	—	1	42
SSH Corporation	Healthcare, Education and Childcare	Common stock	N/A	N/A	N/A	40	201	—	—	40	201
Summit Behavioral Healthcare, LLC	Healthcare, Education and Childcare	Senior loan	L + 4.75%	7.45%	10/2023	113	115	33	33	146	148
Summit Behavioral Healthcare, LLC	Healthcare, Education and Childcare	Senior loan	L + 4.75%	7.44%	10/2023	8,633	8,733	2,370	2,389	11,003	11,122
Summit Behavioral Healthcare, LLC	Healthcare, Education and Childcare	Senior loan	L + 4.75%	7.43%	10/2023	25	27	111	118	136	145
Summit Behavioral Healthcare, LLC	Healthcare, Education and Childcare	LLC interest	N/A	N/A	N/A	68	38	86	48	154	86
Summit Behavioral Healthcare, LLC	Healthcare, Education and Childcare	LLC interest	N/A	N/A	N/A	—	—	—	—	—	—
Sunless Merger Sub, Inc	Diversified/ Conglomerate Manufacturing	Senior loan	P + 3.75%	9.25%	07/2019	237	237	51	52	288	289
Sunless Merger Sub, Inc	Diversified/ Conglomerate Manufacturing	Senior loan	L + 5.00%	7.54%	07/2019	1,322	1,321	257	262	1,579	1,583
Sunless Merger Sub, Inc	Diversified/ Conglomerate Manufacturing	LP interest	N/A	N/A	N/A	$160	$—	$—	$—	$160	$—
Sunshine Sub, LLC(1)	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 4.75%	N/A	05/2024	(1)	—	(1)	—	(2)	—

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Sunshine Sub, LLC	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 4.75%	7.25%	05/2024	7,549	7,682	5,347	5,441	12,896	13,123
Sunshine Sub, LLC	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 4.75%	7.25%	05/2024	418	425	5,227	5,315	5,645	5,740
Surgical Information Systems, LLC	Healthcare, Education and Childcare	Common stock	N/A	N/A	N/A	414	492	—	—	414	492
Switchfly LLC(3)	Diversified/ Conglomerate Service	One stop	L + 3.00%	5.80%	10/2023	17	15	17	15	34	30
Switchfly LLC(3)	Diversified/ Conglomerate Service	One stop	L + 3.00%	5.80%	10/2023	2,248	2,066	3,013	2,761	5,261	4,827
Switchfly LLC(3)	Diversified/ Conglomerate Service	One stop	L + 3.00%	5.80%	10/2023	189	173	251	230	440	403
Switchfly LLC(3)	Diversified/ Conglomerate Service	LLC units	N/A	N/A	N/A	815	1,099	1,084	1,461	1,899	2,560
Switchfly LLC(3)	Diversified/ Conglomerate Service	One stop	L + 8.50%	N/A	10/2023	—	—	—	—	—	—
Teaching Company, The(1)	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 4.75%	N/A	07/2023	(1)	—	(1)	—	(2)	—
Teaching Company, The	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 4.75%	7.45%	07/2023	10,768	10,855	6,994	7,023	17,762	17,878
Teasdale Quality Foods, Inc.	Grocery	Senior loan	L + 5.75%	8.55%	10/2020	—	—	107	96	107	96
Teasdale Quality Foods, Inc.	Grocery	Senior loan	L + 5.75%	8.55%	10/2020	295	268	71	64	366	332
Telesoft, LLC	Diversified/ Conglomerate Service	One stop	L + 5.00%	N/A	07/2022	—	—	—	—	—	—
Telesoft, LLC	Diversified/ Conglomerate Service	One stop	L + 5.00%	7.80%	07/2022	4,112	4,139	5,238	5,273	9,350	9,412
TI Intermediate Holdings, LLC	Diversified/ Conglomerate Service	Senior loan	L + 4.50%	7.00%	12/2024	3	3	3	4	6	7
TI Intermediate Holdings, LLC	Diversified/ Conglomerate Service	Senior loan	L + 4.50%	7.00%	12/2024	1,659	1,675	1,886	1,904	3,545	3,579
Titan Fitness, LLC(1)	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 4.75%	N/A	02/2025	(2)	(3)	(31)	(31)	(33)	(34)
Titan Fitness, LLC	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 4.75%	7.24%	02/2025	$15,532	$15,529	$14,869	$14,865	$30,401	$30,394
Titan Fitness, LLC(1)	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 4.75%	N/A	02/2025	(2)	(3)	(2)	(3)	(4)	(6)

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Togetherwork Holdings, LLC	Diversified/ Conglomerate Manufacturing	One stop	L + 6.50%	8.99%	03/2024	71	72	71	73	142	145
Togetherwork Holdings, LLC	Diversified/ Conglomerate Manufacturing	One stop	L + 6.50%	9.00%	03/2025	8,995	9,112	6,605	6,691	15,600	15,803
Togetherwork Holdings, LLC	Diversified/ Conglomerate Manufacturing	One stop	L + 6.50%	9.00%	03/2025	4	4	35	56	39	60
Togetherwork Holdings, LLC	Diversified/ Conglomerate Manufacturing	One stop	L + 6.50%	9.00%	03/2025	114	115	1,603	1,617	1,717	1,732
Togetherwork Holdings, LLC	Diversified/ Conglomerate Manufacturing	One stop	L + 6.50%	9.00%	03/2025	106	107	1,493	1,505	1,599	1,612
Togetherwork Holdings, LLC	Diversified/ Conglomerate Manufacturing	One stop	L + 6.50%	9.00%	03/2025	547	554	668	677	1,215	1,231
Togetherwork Holdings, LLC	Diversified/ Conglomerate Manufacturing	One stop	L + 6.50%	9.00%	03/2025	66	67	596	611	662	678
Togetherwork Holdings, LLC	Diversified/ Conglomerate Manufacturing	One stop	L + 6.50%	9.00%	03/2025	120	122	1,695	1,709	1,815	1,831
Togetherwork Holdings, LLC	Diversified/ Conglomerate Manufacturing	One stop	L + 6.50%	9.00%	03/2025	148	150	1,342	1,354	1,490	1,504
TouchTunes Interactive Networks, Inc.	Broadcasting and Entertainment	Senior loan	L + 4.75%	7.25%	05/2021	1,437	1,440	678	680	2,115	2,120
Transaction Data Systems, Inc.	Diversified/ Conglomerate Service	One stop	L + 5.25%	7.75%	06/2021	38,722	38,856	45,746	45,903	84,468	84,759
Transaction Data Systems, Inc.	Diversified/ Conglomerate Service	One stop	L + 5.25%	7.75%	06/2021	59	60	59	60	118	120
Tresys Technology Holdings, Inc.(2)	Aerospace and Defense	One stop	L + 6.75%	9.25%	12/2019	658	659	9	9	667	668
Tresys Technology Holdings, Inc.(2)	Aerospace and Defense	One stop	L + 6.75%	9.25%	12/2019	3,845	1,170	27	16	3,872	1,186
Tresys Technology Holdings, Inc.	Aerospace and Defense	Equity	N/A	N/A	N/A	295	—	—	—	295	—
Trintech, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	8.68%	12/2023	59	60	59	60	118	120
Trintech, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	8.75%	12/2023	10,713	10,821	11,805	11,924	22,518	22,745
Trintech, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	8.75%	12/2023	3,361	3,395	5,976	6,035	9,337	9,430
Tronair Parent, Inc.	Aerospace and Defense	Senior loan	L + 4.50%	7.47%	09/2021	79	77	79	77	158	154
Tronair Parent, Inc.	Aerospace and Defense	Senior loan	L + 4.75%	7.56%	09/2023	$362	$350	$362	$350	$724	$700
True Commerce, Inc.(1)	Diversified/ Conglomerate Service	One stop	L + 5.75%	N/A	11/2023	(1)	—	(1)	—	(2)	—
True Commerce, Inc.	Diversified/ Conglomerate Service	One stop	L + 5.75%	8.35%	11/2023	5,527	5,581	7,003	7,072	12,530	12,653

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
True Commerce, Inc.	Diversified/ Conglomerate Service	One stop	L + 5.75%	8.35%	11/2023	—	—	914	923	914	923
True Commerce, Inc.	Diversified/ Conglomerate Service	One stop	L + 5.75%	8.35%	11/2023	—	—	2,749	2,742	2,749	2,742
U.S. Renal Care, Inc.	Healthcare, Education and Childcare	LP interest	N/A	N/A	N/A	2,665	1,699	—	—	2,665	1,699
Uinta Brewing Company(2)(3)	Beverage, Food and Tobacco	One stop	L + 4.00%	6.48%	08/2021	768	670	186	161	954	831
Uinta Brewing Company(3)	Beverage, Food and Tobacco	LP interest	N/A	N/A	N/A	462	—	—	—	462	—
Uinta Brewing Company(3)	Beverage, Food and Tobacco	Common stock	N/A	N/A	N/A	—	135	—	33	—	168
Uinta Brewing Company(2)(3)	Beverage, Food and Tobacco	One stop	L + 4.00%	6.48%	08/2021	154	131	37	32	191	163
Upserve, Inc.	Diversified/ Conglomerate Service	One stop	L + 5.50%	N/A	07/2023	—	—	—	—	—	—
Upserve, Inc.	Diversified/ Conglomerate Service	One stop	L + 5.50%	8.00%	07/2023	2,950	2,969	2,158	2,172	5,108	5,141
Upserve, Inc.	Diversified/ Conglomerate Service	One stop	L + 5.50%	8.00%	07/2023	99	100	1,343	1,351	1,442	1,451
Valant Medical Solutions, Inc.	Diversified/ Conglomerate Service	One stop	L + 11.00%	11.55% cash/ 2.25% PIK	10/2020	10	11	10	11	20	22
Valant Medical Solutions, Inc.	Diversified/ Conglomerate Service	One stop	L + 11.00%	11.55% cash/ 2.25% PIK	10/2020	794	866	1,008	1,097	1,802	1,963
Valant Medical Solutions, Inc.	Diversified/ Conglomerate Service	Warrant	N/A	N/A	N/A	68	14	86	17	154	31
Valant Medical Solutions, Inc.	Diversified/ Conglomerate Service	Subordinated debt	N/A	6.00%	02/2020	149	224	189	283	338	507
Velocity Technology Solutions, Inc.(1)	Diversified/ Conglomerate Service	One stop	L + 6.00%	N/A	12/2023	(1)	—	(1)	—	(2)	—
Velocity Technology Solutions, Inc.	Diversified/ Conglomerate Service	One stop	L + 6.00%	8.60%	12/2023	8,073	8,186	10,228	10,372	18,301	18,558
Vendavo, Inc.(1)	Diversified/ Conglomerate Service	One stop	L + 8.50%	N/A	10/2022	(8)	—	(4)	—	(12)	—
Vendavo, Inc.	Diversified/ Conglomerate Service	One stop	L + 8.50%	11.13%	10/2022	28,502	28,935	6,888	6,970	35,390	35,905
Vendavo, Inc.	Diversified/ Conglomerate Service	Preferred stock	N/A	N/A	N/A	$1,017	$1,496	$—	$—	$1,017	$1,496
Verisys Corporation	Diversified/ Conglomerate Service	One stop	L + 6.75%	N/A	01/2023	—	—	—	—	—	—
Verisys Corporation	Diversified/ Conglomerate Service	One stop	L + 6.75%	9.35%	01/2023	3,829	3,866	4,687	4,732	8,516	8,598

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Verisys Corporation	Diversified/ Conglomerate Service	LLC interest	N/A	N/A	N/A	261	246	318	300	579	546
Veterinary Specialists of North America, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	8.91%	07/2021	126	127	76	77	202	204
Veterinary Specialists of North America, LLC	Personal, Food and Miscellaneous Services	One stop	P + 4.50%	10.00%	07/2021	753	760	415	418	1,168	1,178
Veterinary Specialists of North America, LLC	Personal, Food and Miscellaneous Services	One stop	P + 4.50%	9.53%	07/2021	7,250	7,293	3,771	3,794	11,021	11,087
Veterinary Specialists of North America, LLC	Personal, Food and Miscellaneous Services	One stop	P + 4.50%	10.00%	07/2021	62	62	32	33	94	95
Veterinary Specialists of North America, LLC	Personal, Food and Miscellaneous Services	LLC units	N/A	N/A	N/A	106	375	56	196	162	571
Veterinary Specialists of North America, LLC	Personal, Food and Miscellaneous Services	One stop	P + 4.50%	10.00%	07/2021	411	413	226	227	637	640
Veterinary Specialists of North America, LLC	Personal, Food and Miscellaneous Services	One stop	L + 5.50%	7.99%	07/2021	29	29	109	111	138	140
Veterinary Specialists of North America, LLC	Personal, Food and Miscellaneous Services	One stop	P + 4.50%	10.00%	07/2021	159	160	87	88	246	248
Veterinary Specialists of North America, LLC	Personal, Food and Miscellaneous Services	One stop	P + 4.50%	10.00%	07/2021	121	122	458	462	579	584
Veterinary Specialists of North America, LLC	Personal, Food and Miscellaneous Services	One stop	P + 4.50%	10.00%	07/2021	131	132	496	500	627	632
Vitalyst, LLC	Diversified/ Conglomerate Service	Equity	N/A	N/A	N/A	7	—	—	—	7	—
Vitalyst, LLC	Diversified/ Conglomerate Service	Preferred stock	N/A	N/A	N/A	61	76	—	—	61	76
Watchfire Enterprises, Inc.	Electronics	Second lien	L + 8.00%	10.60%	10/2021	9,354	9,434	—	—	9,354	9,434
WBZ Investment LLC	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 5.50%	N/A	09/2024	—	—	—	—	—	—
WBZ Investment LLC	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 5.50%	8.00%	09/2024	5,030	5,123	3,414	3,446	8,444	8,569
WBZ Investment LLC	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 5.50%	7.98%	09/2024	$30	$32	$403	$427	$433	$459
WBZ Investment LLC	Leisure, Amusement, Motion Pictures, Entertainment	LLC interest	N/A	N/A	N/A	33	33	38	38	71	71
WBZ Investment LLC	Leisure, Amusement, Motion Pictures, Entertainment	LLC interest	N/A	N/A	N/A	27	27	31	31	58	58

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
WBZ Investment LLC	Leisure, Amusement, Motion Pictures, Entertainment	LLC interest	N/A	N/A	N/A	1	1	1	1	2	2
WBZ Investment LLC	Leisure, Amusement, Motion Pictures, Entertainment	LLC interest	N/A	N/A	N/A	10	10	12	12	22	22
WBZ Investment LLC	Leisure, Amusement, Motion Pictures, Entertainment	LLC interest	N/A	N/A	N/A	24	24	27	27	51	51
WBZ Investment LLC	Leisure, Amusement, Motion Pictures, Entertainment	LLC interest	N/A	N/A	N/A	49	49	56	56	105	105
Wetzel’s Pretzels, LLC	Personal, Food and Miscellaneous Services	One stop	L + 6.75%	9.25%	09/2021	19	19	19	19	38	38
Wetzel’s Pretzels, LLC	Personal, Food and Miscellaneous Services	One stop	L + 6.75%	9.25%	09/2021	8,776	8,873	8,179	8,245	16,955	17,118
Wetzel’s Pretzels, LLC	Personal, Food and Miscellaneous Services	Common stock	N/A	N/A	N/A	160	218	149	203	309	421
WHCG Management, LLC	Healthcare, Education and Childcare	Senior loan	L + 5.00%	7.61%	03/2023	99	94	99	94	198	188
WHCG Management, LLC	Healthcare, Education and Childcare	Senior loan	L + 5.00%	7.60%	03/2023	2,338	2,217	3,897	3,694	6,235	5,911
WHCG Management, LLC(1)	Healthcare, Education and Childcare	Senior loan	L + 5.00%	N/A	03/2023	(2)	—	(18)	—	(20)	—
WHCG Management, LLC	Healthcare, Education and Childcare	LLC interest	N/A	N/A	N/A	246	60	314	77	560	137
Whitcraft LLC(1)	Aerospace and Defense	One stop	L + 6.25%	N/A	04/2023	(1)	—	(1)	—	(2)	—
Whitcraft LLC	Aerospace and Defense	One stop	L + 6.25%	8.85%	04/2023	12,250	12,376	15,899	16,062	28,149	28,438
Whitcraft LLC	Aerospace and Defense	Common stock	N/A	N/A	N/A	375	600	688	1,101	1,063	1,701
Whitcraft LLC	Aerospace and Defense	One stop	L + 6.25%	8.85%	04/2023	191	193	4,096	4,124	4,287	4,317
WIRB-Copernicus Group, Inc.(1)	Healthcare, Education and Childcare	Senior loan	L + 4.25%	N/A	08/2022	(1)	—	(1)	—	(2)	—
WIRB-Copernicus Group, Inc.	Healthcare, Education and Childcare	Senior loan	L + 4.25%	6.75%	08/2022	$10,830	$10,890	$10,816	$10,874	$21,646	$21,764
WIRB-Copernicus Group, Inc.(1)	Healthcare, Education and Childcare	Senior loan	L + 4.25%	N/A	08/2022	(1)	—	(17)	—	(18)	—
Wood Fired Holding Corp.(1)	Beverage, Food and Tobacco	One stop	L + 5.75%	N/A	12/2023	(1)	—	(1)	—	(2)	—
Wood Fired Holding Corp.	Beverage, Food and Tobacco	One stop	L + 5.75%	8.65%	12/2023	6,888	6,953	7,230	7,298	14,118	14,251
Wood Fired Holding Corp.(1)	Beverage, Food and Tobacco	One stop	L + 5.75%	N/A	12/2023	—	—	(6)	—	(6)	—

Golub Capital BDC, Inc. and Subsidiaries
Pro Forma Condensed Schedule of Investments (continued)
Unaudited
As of March 31, 2019
(In thousands)

						Actual		Actual
						Golub Capital BDC Inc.		Golub Capital Investment Corporation		Pro Forma Combined
Portfolio Company	Industry	Investment Type	Spread Above Index	Interest Rate	Maturity Date	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Wood Fired Holding Corp.	Beverage, Food and Tobacco	LLC units	N/A	N/A	N/A	205	205	232	232	437	437
Wood Fired Holding Corp.	Beverage, Food and Tobacco	LLC units	N/A	N/A	N/A	—	—	—	—	—	—
Workforce Software, LLC	Diversified/ Conglomerate Service	One stop	L + 6.50%	N/A	06/2021	—	1	—	1	—	2
Workforce Software, LLC	Diversified/ Conglomerate Service	One stop	L + 6.50%	9.28%	06/2021	5,762	5,848	24,704	25,071	30,466	30,919
Workforce Software, LLC	Diversified/ Conglomerate Service	LLC units	N/A	N/A	N/A	323	354	1,373	1,506	1,696	1,860
Workforce Software, LLC	Diversified/ Conglomerate Service	One stop	L + 6.50%	9.13%	06/2021	572	577	2,435	2,454	3,007	3,031
WRE Holding Corp.	Ecological	Senior loan	L + 5.00%	7.49%	01/2023	18	18	18	18	36	36
WRE Holding Corp.	Ecological	Senior loan	L + 5.00%	7.49%	01/2023	998	1,006	1,295	1,305	2,293	2,311
WRE Holding Corp.	Ecological	Senior loan	L + 5.00%	7.49%	01/2023	42	42	903	912	945	954
WRE Holding Corp.	Ecological	Senior loan	L + 5.00%	7.49%	01/2023	12	12	252	253	264	265
WU Holdco, Inc.	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 5.50%	N/A	03/2025	—	—	—	—	—	—
WU Holdco, Inc.	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 5.50%	8.11%	03/2026	952	952	2,080	2,080	3,032	3,032
WU Holdco, Inc.	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 5.50%	N/A	03/2026	—	—	—	—	—	—
Xmatters, Inc. and Alarmpoint, Inc.	Diversified/ Conglomerate Service	Warrant	N/A	N/A	N/A	34	19	33	18	67	37
Xmatters, Inc. and Alarmpoint, Inc.	Diversified/ Conglomerate Service	Preferred stock	N/A	N/A	N/A	221	256	212	245	433	501
Xmatters, Inc. and Alarmpoint, Inc.	Diversified/ Conglomerate Service	Preferred stock	N/A	N/A	N/A	10	16	10	15	20	31
Total investments before Pro Forma Adjustments						$1,952,719	$1,955,013	$2,007,430	$2,016,848	$3,960,149	$3,971,861
Pro Forma Adjustments
Estimated Purchase Price Allocation Adjustment Before Purchase Premium(5)						$—	$—	$—	$—	$9,418	$—
Estimated Purchase Premium Adjustment(5)						—	—	—	—	28,397	—
Total investments						$1,952,719	$1,955,013	$2,007,430	$2,016,848	$3,997,964	$3,971,861

(1)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(2)
Asset is on non-accrual status.

(3)
The combined company is deemed to be an “affiliated person” of the portfolio company. Under the 1940 Act, the combined company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company.

(4)
The combined company is deemed to be an “affiliated person” of and deemed to control the portfolio company. Under the 1940 Act, the combined company generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company.

(5)
Upon consummation of the Merger and in accordance with ASC 805-50, Business Combinations—Related Issues, GBDC will be required to allocate the purchase price of GCIC’s assets based on GBDC’s estimate of fair value and record such fair value as the initial fair value of each such investment in GBDC’s financial statements. GBDC determined that the fair value of GCIC’s investments approximates historical fair value, therefore GBDC will recognize the cost of GCIC’s investments at fair value plus the purchase premium. A final determination of the fair value of GCIC’s investments will be made after the Merger is completed and, as a result, the actual amount of this adjustment may vary from the preliminary amount set forth herein. Thus, the information set forth in the columns reflect historical amounts and have not been individually adjusted to reflect the Estimated Purchase Price Allocation Adjustment Before Purchase Premium and the Estimated Purchase Premium Adjustment

See notes to pro forma condensed consolidated financial statements.

CAPITALIZATION
The following table sets forth (1) GBDC’s and GCIC’s actual capitalization as of March 31, 2019 and (2) GBDC’s capitalization as adjusted to reflect the effects of the Merger. You should read this table together with GBDC’s and GCIC’s condensed consolidated financial data and the pro forma financial information included elsewhere in this joint proxy statement/prospectus.
	As of March 31, 2019 (unaudited, dollar amounts in thousands, except share and per share data)
	Actual	Actual	Pro Forma Adjustments(1)	Pro Forma
	Golub Capital BDC, Inc.	Golub Capital Investment Corporation		Golub Capital BDC, Inc. Combined
Cash and cash equivalents, restricted cash and cash equivalents, and foreign currencies	$76,150	$95,407	$(3,696)	$167,861
Debt less unamortized debt issuance costs	1,046,235	987,393	1,004	2,034,632
Net Assets	966,235	1,098,640	(3,754)	2,061,121
Total Capitalization	$2,088,620	$2,181,440	$(6,446)	$4,263,614
Number of common shares outstanding	60,587,403	73,242,693	(9,887,764)	123,942,332
Net asset value per common share	$15.95	$15.00		$16.63

(1)
See notes to pro forma condensed consolidated financial statements for explanations of Pro Forma Adjustments.

See notes to pro forma condensed consolidated financial statements.

THE MERGER
The discussion in this joint proxy statement/prospectus, which includes the material terms of the Merger and the principal terms of the Merger Agreement, is subject to, and is qualified in its entirety by reference to, the Merger Agreement, a copy of which is attached as Annex B to this joint proxy statement/prospectus.
General Description of the Merger
Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into GCIC. GCIC will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, in the Subsequent Merger, the surviving company will merge with and into GBDC in accordance with the MGCL and the DGCL, with GBDC as the surviving entity.
If the Merger is consummated, each GCIC stockholder will be entitled to receive 0.865 shares of GBDC Common Stock (the “Exchange Ratio”) for each share of GCIC Common Stock. The number of shares of GBDC Common Stock to be received will be subject to adjustment only if, between the date of the Merger Agreement and the effective time of the Merger, the respective outstanding shares of GBDC Common Stock or GCIC Common Stock have increased or decreased or changed into or been exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities is declared with a record date within such period.
Following the Merger, GBDC intends to continue its operations as conducted before the Merger.
Background of the Merger
In connection with the private placement of its securities, GCIC disclosed to its investors that it intended to seek a Liquidity Event (as defined below) within three to four years of the commencement of its operations on December 31, 2014 and that if it had not consummated a Liquidity Event within six years of the commencement of operations, the GCIC Board (to the extent consistent with its fiduciary duties and subject to any necessary stockholder approvals and applicable requirements of the 1940 Act) would use its commercially reasonable efforts to wind down or liquidate and dissolve GCIC or to consummate a strategic sale to a third party.
GCIC defined a “Liquidity Event” as any of the following: (1) an initial public offering of GCIC Common Stock or the listing of GCIC Common Stock on a national securities exchange, (2) a distribution to GCIC stockholders of either (a) cash proceeds from an orderly liquidation of GCIC’s investments or (b) securities or other assets of GCIC’s as a distribution-in-kind, or (3) a sale of some or all of GCIC’s assets to, or other liquidity event with, an entity for consideration of either cash and/or publicly listed securities of the acquirer, which potential acquirers may include other business development companies, including business development companies affiliated with GC Advisors, and entities that are not business development companies.
The GBDC Board regularly reviews the long-term strategic plan of GBDC with the goal of maximizing stockholder value. As part of that review and the GBDC Board’s regular ongoing evaluation of business opportunities, from time to time, the GBDC Board has considered and engaged in discussions concerning possible strategic transactions available to GBDC, such as mergers, acquisitions, joint ventures and other similar transactions.
On May 4, 2018, the GCIC Board held a regularly scheduled meeting at which management of GCIC discussed the various alternatives for a Liquidity Event as well as the approvals required for each type of Liquidity Event. Representatives from Dechert LLP (“Dechert”), counsel to GCIC, GBDC, and GC Advisors, and Blank Rome LLP (“Blank Rome”), independent counsel to the GCIC Independent Directors and the GBDC Independent Directors, were present at the meeting and responded to questions raised. The GCIC Board discussed the various alternatives available for a Liquidity Event. Following the May 4, 2018 meeting, management of GCIC, on behalf of the GCIC Independent Directors, engaged in discussions with various investment banks, including UBS Securities LLC (“UBS”), to potentially serve as a financial advisor to the GCIC Independent Directors in connection with the evaluation of the various alternatives for a Liquidity Event.

On August 7, 2018, the GCIC Board held a regularly scheduled meeting. At the meeting, representatives of UBS presented to the GCIC Independent Directors regarding its credentials in advisory work and discussed the various alternatives available for a Liquidity Event for GCIC, including considerations of the advantages and disadvantages of each alternative. Representatives of Dechert and Blank Rome were present at the meeting and, along with the representatives from UBS, discussed the Liquidity Event alternatives with the GCIC directors and responded to questions. After evaluating the qualifications of UBS, including its relationships with relevant parties, the GCIC Independent Directors authorized the officers of GCIC as well as the personnel of GC Advisors to negotiate the engagement of UBS as a financial advisor to the GCIC Independent Directors. Subsequent to the meeting, UBS was retained to act as the financial advisor to the GCIC Independent Directors.
On October 18, 2018, the GCIC Board and GBDC Board each held a special meeting. Representatives of GC Advisors, Dechert, and Blank Rome were also in attendance. At its meeting, the GCIC Independent Directors received a presentation from representatives of UBS regarding various alternatives for a Liquidity Event, including a merger with GBDC. Following the presentation, the GCIC Independent Directors met in executive session with Blank Rome to discuss the information presented. At the meeting, the GCIC Independent Directors directed the representatives of UBS to provide further analysis and guidance regarding a Liquidity Event consisting of a merger with GBDC. Following this determination by the GCIC Independent Directors, the GBDC Board and the GBDC Independent Directors discussed a merger with GCIC as well as the engagement of a financial advisor to the GBDC Independent Directors. A representative of KBW reviewed KBW’s experience regarding advisory work to business development companies. After evaluating the qualifications of KBW, including whether KBW had relationships with relevant parties, the GBDC Independent Directors authorized the officers of GBDC as well as the personnel of GC Advisors to negotiate the engagement of KBW as a financial advisor to the GBDC Independent Directors (in their collective capacity as such). Subsequent to the meeting, KBW was retained to act as the financial advisor to the GBDC Independent Directors (in their collective capacity as such). At the meeting, the GBDC Board and the GCIC Board identified and discussed potential conflicts of interests related to a merger of GCIC and GBDC. In addition, representatives of Dechert reviewed with the members of the GBDC Board and the GCIC Board the fiduciary duties and statutory standards of conduct applicable to them as directors, as well as regulatory, tax and corporate matters relevant to a merger of GCIC and GBDC.
On November 16, 2018, the GCIC Board and GBDC Board each held a special meeting. In addition, the GCIC Independent Directors and GBDC Independent Directors each met separately. Representatives of GC Advisors, Dechert, and Blank Rome were also in attendance, along with representatives from UBS and KBW, at various times.
At its meeting, the GCIC Independent Directors and representatives of UBS reviewed, among other things, the various Liquidity Event alternatives and discussed recent market developments that provided further information regarding the potential benefits and considerations of the Liquidity Event alternatives. Representatives of UBS reviewed with the GCIC Independent Directors its preliminary transaction analysis of the Initial Merger. Representatives of UBS discussed various ranges of exchange ratios at which a transaction could provide a premium to GCIC stockholders. In its analysis, UBS noted that the proposed premiums to GCIC stockholders at the various ratios within the ranges presented a higher premium as compared to other possible Liquidity Event alternatives while also providing the potential for future value creation for GCIC stockholders based on the potential trading price and liquidity of the combined company. A potential special distribution by GBDC to its stockholders prior to the closing of the Merger was also discussed, including, among other things, the impact the special distribution would have on the analysis of the transaction. Representatives of UBS discussed with the GCIC Independent Directors the use of a fixed or a floating exchange ratio and the various benefits and considerations of each, noting, among other things, that one possible benefit of a fixed exchange ratio would be to permit GCIC stockholders to benefit from any possible share price appreciation of GBDC Common Stock between announcement and closing of the Merger. Representatives of UBS also discussed potential synergies of the combined company. Representatives of UBS, along with representatives of GC Advisors, Dechert, and Blank Rome responded to questions raised by the GCIC Independent Directors. Following the presentation by UBS, the representatives of UBS left the meeting.

Also at the meeting, the GBDC Board and the GBDC Independent Directors reviewed with KBW information regarding, among other things, the transaction rationale and investment highlights for the potential merger with GCIC, considerations regarding the exchange ratio, considerations regarding transaction structure and process and liquidity considerations. KBW discussed the potential that a merger with GCIC could provide NAV accretion to GBDC at a range of exchange ratios and, given the trading history of GBDC Common Stock, could potentially provide additional value to GBDC stockholders. Various advantages that could accrue to GBDC were also discussed, including the potential for improved trading liquidity, broader analyst coverage and additional institutional investor interest in a larger company following closing of the Merger. KBW discussed the overlap in investments between the GCIC portfolio and the GBDC portfolio and the advantages to GBDC from the acquisition of a known, diversified portfolio of assets. KBW compared the acquisition of assets in a merger with GCIC to other alternatives, including a follow-on public offering of GBDC Common Stock similar to GBDC’s prior practice. KBW noted, among other things, that such a public offering would likely be effected at a discount to the current trading price of GBDC Common Stock and that the cash received in a public offering would need to be invested in new portfolio company investments which would not be known at the time of closing of the offering. On the other hand, a merger with GCIC would provide for the immediate acquisition of a known portfolio of investments, providing immediate investment returns as opposed to the lower yields that would be expected from temporary investments made by GBDC following a follow-on public offering until longer-term investments could be found. KBW then reviewed various potential exchange ratios and also discussed potential benefits and other considerations of a fixed exchange ratio as compared to a floating exchange ratio, noting that a fixed exchange ratio could help establish a fixed accretion to GBDC NAV upon closing of a Merger. The KBW representatives discussed the potential impact of any special distributions declared by GBDC prior to consummation of the Merger on the combined company. KBW, along with representatives of GC Advisors, Dechert and Blank Rome, responded to questions from the GBDC Independent Directors regarding the information presented.
In advance of the November 16, 2018 board meetings, a draft of the Merger Agreement had been circulated to the GBDC Board and the GCIC Board, which draft agreement included input from Blank Rome with respect to its structure and content. At the meetings, representatives of Dechert reviewed material provisions of the draft Merger Agreement with the GBDC Board and the GCIC Board and responded to questions from the GBDC Independent Directors and the GCIC Independent Directors. The GCIC Independent Directors met in executive session with Blank Rome to discuss the draft Merger Agreement.
In addition, the GBDC Board discussed with management the accounting treatment that would be applicable to the Merger and the consequences of the asset acquisition method of accounting on both the financial statements of GBDC after closing of the Merger as well as the incentive fees payable to GC Advisors under the Current GBDC Investment Advisory Agreement. It was noted that the asset acquisition method of accounting was not expected to have any tax consequences for the GBDC stockholders or GCIC stockholders as the Merger would still be considered a “reorganization” under the Code. However, the GBDC Independent Directors discussed with management that a premium paid for the acquisition of another BDC in a merger, such as the Merger would, immediately following closing of the Merger, create unrealized depreciation for GBDC because GBDC would be required write down the former GCIC assets to their fair value. The effects of this unrealized depreciation and subsequent realized loss upon the disposition of the GCIC assets acquired, with a corresponding reversal of the unrealized depreciation, resulting from the asset acquisition method of accounting on GBDC were discussed. In addition, GC Advisors presented to the GBDC Board regarding a potential revision to the Current GBDC Investment Advisory Agreement. The proposed amendments would not change the management or incentive fee rates but would seek to (i) exclude any amounts resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger, including the Merger, from amounts subject to the incentive fees and incentive fee cap and (ii) convert the cumulative incentive fee cap to a per share calculation to adjust the calculation for the much larger combined company. At the request of the GBDC Board, GC Advisors agreed to present the proposed amendment and provide additional information to be requested by the GBDC Board at the next meeting of the GBDC Board. GC Advisors responded to questions from the GBDC Independent Directors regarding the information presented.

Subsequent to the November 16, 2018 meetings, the GBDC Independent Directors and the GCIC Independent Directors communicated separately with Blank Rome regarding various matters related to the Merger, including the potential exchange ratio and provisions of the Merger Agreement. The GBDC Independent Directors and GCIC Independent Directors considered a range of exchange ratios that they believe would be acceptable with respect to each of GBDC and GCIC, respectively. The overlap of these acceptable ranges in terms of premium to GCIC’s NAV as of September 30, 2018 ranged from a 5% premium to a 7.5% premium. The GBDC Independent Directors and the GCIC Independent Directors considered the benefits of the transaction to each of GBDC and GCIC and determined to instruct their respective financial advisors to consider an exchange ratio corresponding to a 6.25% premium to GCIC’s NAV as of September 30, 2018, with the premium adjusted to 7.05% to reflect a potential $0.12 per share special distribution to be declared by GBDC’s Board but not paid until after establishing the exchange ratio.
Based on these conversations, each of the GBDC Independent Directors and the GCIC Independent Directors provided instructions to their respective financial advisors regarding a proposed exchange ratio corresponding to a 7.05% premium to GCIC’s NAV as of September 30, 2018 for purposes of the opinions to be rendered by the financial advisors. In addition, Blank Rome provided additional comments from the GCIC Independent Directors and the GBDC Independent Directors to Dechert to be incorporated into a revised draft of the Merger Agreement. Venable LLP provided comments with respect to Maryland law matters as well. The comments received were incorporated into a revised draft of the Merger Agreement and circulated to all of the members of the GBDC Board and GCIC Board in advance of the meetings on November 27, 2018.
On November 27, 2018, each of the GCIC Board and the GBDC Board held a regularly scheduled meeting. In addition, the GCIC Independent Directors and the GBDC Independent Directors each met separately. Representatives of GC Advisors, Dechert, and Blank Rome were also in attendance, along with representatives from UBS for the GCIC Board meeting and representatives of KBW for the GBDC meeting. At the various meetings, representatives of Dechert reviewed with the GCIC Independent Directors and the GBDC Independent Directors the revised draft of the Merger Agreement that had been circulated prior to the meeting and its material provisions and also reviewed with the directors their fiduciary duties and statutory standards of conduct as directors, the requirements of Rule 17a-8 of the 1940 Act, and tax, regulatory, and corporate matters.
The GBDC Board received a presentation from GC Advisors regarding the materials provided prior to the meeting with respect to the New Investment Advisory Agreement. The GBDC Board, including each of the GBDC Independent Directors, voted unanimously to approve the New Investment Advisory Agreement to take effect, subject to receipt of GBDC stockholder approval, upon the closing of the Merger. See “GBDC Proposal 3: Approval of Advisory Agreement Amendment Proposal — GBDC Board Approval of the New Investment Advisory Agreement” for a description of the information considered by the GBDC Board in approving the New Investment Advisory Agreement.
Representatives of UBS joined the meeting of the GCIC Board and the GCIC Independent Directors to review certain financial aspects of the potential merger with the GCIC Independent Directors. The GCIC Independent Directors met in executive session with representatives of UBS and Blank Rome to discuss UBS’ analyses and the proposed exchange ratio. Following the executive session, UBS rendered an oral opinion to the GCIC Independent Directors and the GCIC Board (in their capacity as such) as to the fairness of the Exchange Ratio from a financial point of view, to the holders of GCIC Common Stock (other than any shares held by GBDC or any of its consolidated subsidiaries) subsequently confirmed by delivery of a written opinion, as more fully described in the section entitled “— Opinion of the Financial Advisor to the GCIC Independent Directors” beginning on page 160. Following a discussion of the foregoing matters and other matters presented, the GCIC Independent Directors determined that the Merger Agreement, the Initial Merger and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of GCIC and recommended the Initial Merger to the GCIC Board. Thereafter, based in part upon the unanimous recommendations of the GCIC Independent Directors, the GCIC Board, including the GCIC Independent Directors, unanimously (1) determined that the Merger Agreement, the Initial Merger and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of GCIC, (2) approved and adopted the Merger Agreement, (3) approved the Initial Merger and the other transactions contemplated by the Merger Agreement and (4) determined that the Merger would satisfy the requirements of Rule 17a-8 under the 1940 Act. The GCIC Board then directed that such matters be submitted to GCIC stockholders for approval and recommended that GCIC stockholders vote to approve the same.
Also at the November 27, 2018 meeting, after the representatives of UBS left the meeting, KBW joined the meeting of the GBDC Board and the GBDC Independent Directors to review certain financial aspects of the potential merger with the GBDC Independent Directors. The GBDC Independent Directors met in executive session with KBW and Blank Rome to discuss KBW’s analyses and the proposed Exchange Ratio, and KBW rendered an opinion to the GBDC Independent Directors, acting collectively, and, at the request of the GBDC Independent Directors, the GBDC Board (in its capacity as such), which opinion was initially rendered orally and subsequently confirmed by delivery of a written opinion, to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the Exchange Ratio was fair, from a financial point of view, to GBDC, as more fully described in the section entitled “— Opinion of the Financial Advisor to the GBDC Independent Directors” beginning on page 151. Following a discussion of the foregoing matters, the GBDC Independent Directors determined that the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of GBDC and recommended the Merger to the GBDC Board. Thereafter, based in part upon the unanimous recommendation of the GBDC Independent Directors, the GBDC Board unanimously (1) approved and adopted the Merger Agreement, (2) approved the Merger upon the terms and subject to the conditions set forth in the Merger Agreement, (3) determined that the Merger would satisfy the requirements of Rule 17a-8 under the 1940 Act, and (4) approved the issuance by GBDC of shares of GBDC Common Stock in connection with the Merger. The GBDC Board then directed that such matters be submitted to GBDC stockholders for approval and recommended that GBDC stockholders vote to approve them.
Following the November 27, 2018 meetings of the GBDC Board and the GCIC Board, GBDC, GCIC, Merger Sub, GC Advisors and Golub Capital LLC executed and delivered the Merger Agreement. GBDC and GCIC issued a press release announcing the execution of the Merger Agreement on Wednesday, November 28, 2018.
Reasons for the Merger
GBDC
At various telephonic and in-person Board meetings, the GBDC Board, including each of the GBDC Independent Directors, considered the approval of the Merger with GCIC, including the Merger Agreement and the New Investment Advisory Agreement. In connection with its consideration, the GBDC Independent Directors requested and GC Advisors provided information regarding the proposed Merger, GCIC, and the anticipated effects of the Merger on GBDC and its stockholders, both immediately after the Merger and over the longer-term assuming that some portion of the anticipated benefits of the Merger are realized. The GBDC Board also considered the effect of the New Investment Advisory Agreement on the combined company following the closing of the Merger as well as the effect of the Merger on the Current GBDC Investment Advisory Agreement if no changes were approved. Over the course of its review of the materials and information provided and its consideration of the Merger and the New Investment Advisory Agreement, the GBDC Board, including each of the GBDC Independent Directors, consulted with GBDC’s management, GC Advisors and GBDC’s legal advisors. In addition, the GBDC Independent Directors were advised by Blank Rome, their independent legal counsel under the 1940 Act, and by KBW, their financial advisor. The GBDC Board considered the nature and adequacy of the information provided, including the terms of the Merger Agreement and their duties under state and federal law in approving the Merger and conflicts of interest present in the transactions provided for in the Merger Agreement. The GBDC Board considered numerous factors, including the ones described below, in connection with its consideration and approval of the Merger. On November 27, 2018, the GBDC Board, including all of the GBDC Independent Directors, unanimously determined that (i) the Merger is in the best interests of GBDC and in the best interests of GBDC’s stockholders, and that GBDC stockholders will not suffer any dilution for purposes of Rule 17a-8 of the 1940 Act as a result of the Merger and (ii) that the version of the New Investment Advisory Agreement presented at the meeting should be approved and submitted to the GBDC stockholders for approval.

In considering the Merger, the GBDC Board, with the participation throughout of the GBDC Independent Directors, reviewed comparative information about GBDC and GCIC including, among other items: (1) their investment goals, strategies, policies and restrictions; (2) their individual holdings and the quality of such holdings, including, in particular, the holdings of GCIC that were not currently held by GBDC; (3) their valuation policies and procedures; (4) their existing leverage facilities; (5) their short-term and long-term investment performance history and financial results; (6) the amount of past dividends and distributions and the anticipated effect of the Merger on future GBDC earnings and distributions; (7) the current and historical premium at which GBDC trades; and (8) their respective investment advisory agreements and expense ratios. In addition, the GBDC Board, including each of the GBDC Independent Directors, reviewed comprehensive information regarding the anticipated immediate benefits and possible risks to GBDC as a result of the Merger, and the anticipated investment, market and financial synergies to be experienced by the combined company over the shorter and longer-term. The GBDC Board also considered the impact of the changes to the calculation of incentive fees and the incentive fee cap under the New Investment Advisory Agreement on the combined company including changes subsequently considered following certain regulatory discussions. See “GBDC Proposal 3: Approval of Advisory Agreement Amendment Proposal — GBDC Board Approval of the New Investment Advisory Agreement” for a description of the information considered by the GBDC Board in approving the New Investment Advisory Agreement. With respect to the potential financial impacts to GBDC as a result of the Merger, the GBDC Board also considered information and analysis from KBW, the financial advisor engaged by the GBDC Independent Directors to provide financial advisory and investment banking services to the GBDC Independent Directors, including an opinion to the GBDC Independent Directors and, at the request of the GBDC Independent Directors, the GBDC Board regarding the fairness, from a financial point of view, to GBDC of the Exchange Ratio.
The GBDC Board and all of the GBDC Independent Directors, separately as a group, weighed various benefits and risks in considering the Merger, both with respect to the immediate effects of the Merger on GBDC and its stockholders and with respect to the potential benefits that could be experienced by the combined company after the Merger. Some of the material factors considered by the GBDC Board, including the GBDC Independent Directors, that assisted it in concluding that the Merger is in the best interests of GBDC and its stockholders included, among others:
Accretive to GBDC NAV per share at Closing.   The GBDC Board and all of the GBDC Independent Directors, separately as a group, considered that the Merger would be accretive to stand-alone NAV of GBDC under a range of premiums due to the fact that GBDC shares would be issued at a premium to its NAV based on its current trading price and NAV per share as of September 30, 2018. The GBDC Board noted that the NAV accretion would be locked in under a fixed exchange ratio structure. The GBDC Board and the GBDC Independent Directors considered that the Merger Agreement included a condition to closing that, as of a determination date that is within 48 hours (excluding Sundays and holidays) prior to the closing of the Merger, both (a) the value of the consideration paid by GBDC, measured as the product of the Exchange Ratio and the greater of the closing market price and the NAV per share of GBDC Common Stock, is greater than or equal to the NAV per share of GCIC Common Stock and (b) the product of the Exchange Ratio and the NAV per share of the GBDC Common Stock is less than or equal to the NAV per share of the GCIC Common Stock.
Value Creation from GBDC NAV per share accretion.   The GBDC Board and all of the GBDC Independent Directors, separately as a group, considered GBDC’s historical trading history noting that it had consistently traded at an average premium to NAV of 15% over the preceding three years. As a result, given the NAV accretion expected at closing, the GBDC Board considered the potential for future share price accretion resulting from GBDC continuing to trade at a premium similar to its historical trading performance at an increased NAV per share. The GBDC Board determined that the accretion to NAV from the proposed Merger at closing as described above as well as the potential for future accretion would be beneficial to GBDC stockholders.
Increased Scale and Liquidity.   The GBDC Board and all of the GBDC Independent Directors, separately as a group, considered advantages expected to accrue to the combined company as a result of its larger size. The GBDC Board noted that the combined company would be the fourth largest externally managed, publicly traded BDC based on the NAV of GBDC and GCIC as of September 30, 2018. The

GBDC Board reviewed analysis that suggests that larger BDCs tend to have higher average daily trading volumes, which would give existing GBDC stockholders more flexibility to manage their investments and would be expected to attract new investors seeking a more liquid vehicle than stand-alone GBDC. The GBDC Board also considered that larger BDCs generally have broader coverage by equity research. This coverage is also expected to expand the potential stockholder base of the combined company, potentially resulting in a higher trading valuation and greater flexibility to raise opportunistic capital on attractive terms and determined such opportunities supported approval of the proposed Merger.
Acquisition of a Known, Diversified Portfolio of Assets.   The GBDC Board and all of the GBDC Independent Directors, separately as a group, noted that over 95% of GCIC’s investments overlap with those of GBDC. Given this overlap, the pro forma portfolio would remain similar to GBDC’s stand-alone portfolio and the acquisition of GCIC at a discount to GBDC’s trading price and GCIC’s NAV could be seen as the acquisition of more of GBDC at a discount. The GBDC Board also determined there were advantages to acquiring immediately known income-producing assets as opposed to the process of raising incremental capital in follow-on offerings, which could result in lower returns for the period after closing a follow-on offering when GBDC holds the invested cash in temporary investments pending the finding of attractive investment opportunities.
Greater Access to Long-Term, Low-Cost, Flexible Debt Capital.   The GBDC Board and all of the GBDC Independent Directors, separately as a group, discussed how the combined company may have an opportunity to improve its liability profile because of better access to the securitization market than GBDC would be expected to obtain on its own. The GBDC Board noted that debt securitizations can offer advantages over traditional bank credit facilities including lower interest rates, longer reinvestment periods, longer terms and greater flexibility. The GBDC Board discussed that the size of the combined company should allow it to pursue additional securitizations and create a more flexible balance sheet.
Operational Synergies.   The GBDC Board and all of the GBDC Independent Directors, separately as a group, also considered that, as a result of the Merger, certain redundant professional services and other corporate expenses would be eliminated, which would reduce the potential expenses of the combined company as compared to the sum of expenses of GBDC and GCIC on a stand-alone basis. The GBDC Board noted that, although certain one-time costs would be borne by GBDC stockholders in connection with the Merger, the annual operating expense borne by GBDC stockholders on a pro rata basis is expected to be reduced as a percentage of net assets due to the elimination of redundant expenses. The GBDC Board concluded that the expected decrease in the expenses of the combined entity would benefit GBDC and its stockholders if the Merger is approved.
Investment Strategies and Risks.   The GBDC Board and all of the GBDC Independent Directors, separately as a group, reviewed both GBDC’s and GCIC’s investment program and noted that they have identical investment objectives and substantially similar strategies and risks and that each focuses on primarily investing in one stop and other senior secured loans of U.S. middle-market companies. The GBDC Board and all of the GBDC Independent Directors, separately as a group, took into consideration that GBDC and GCIC are each managed by GC Advisors and determined that, after the merger, the investment experience of GBDC stockholders would likely be comparable in the combined entity.
Structure and Tax Consequences.   The GBDC Board and all of the GBDC Independent Directors, separately as a group, considered that by structuring the merger as a two-step transaction with the Initial Merger followed by the Subsequent Merger the Merger is anticipated to be treated as a tax-free reorganization for federal income tax purposes and GBDC stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a result of the Merger.
Opinion of Financial Advisor.   The GBDC Board considered an opinion, dated November 27, 2018, of KBW to the GBDC Independent Directors, acting collectively, and, at the request of the GBDC Independent Directors, the GBDC Board as to the fairness, from a financial point of view and as of the date of the opinion, to GBDC of the Exchange Ratio in the proposed Initial Merger, as more fully described below in the section entitled “— Opinion of the Financial Advisor to the GBDC Independent Directors.”

Other Considerations.   The GBDC Board noted that the Merger is not expected to affect the ability of GBDC to comply with its regulatory obligations, including its ability to maintain appropriate leverage and continue to operate in compliance with the asset coverage requirements set forth in the 1940 Act and to pay dividends required of RICs.
The GBDC Board and the GBDC Independent Directors also considered the incentive fees that would be payable to GC Advisors upon termination of the GCIC Investment Advisory Agreement immediately after closing of the Initial Merger based on GCIC’s financial statements as of September 30, 2018. The Initial Merger results in the effective sale of GCIC and all of its assets and liabilities to GBDC and the Merger Agreement provides for the termination of the GCIC Investment Advisory Agreement, which would require a final calculation of the capital gain incentive fee as of the termination date. The final calculation of the capital gain incentive fee will treat all of GCIC’s investments as being sold at their respective fair values on the date immediately preceding the closing of the Merger. Assuming the Initial Merger had been completed on September 30, 2018, GCIC would have a payment to GC Advisors of a Capital Gain Incentive Fee of  $2.3 million pursuant to the GCIC Investment Advisory Agreement upon its termination immediately following the closing of the Initial Merger. The premium to NAV paid for the shares of GCIC Common Stock in the Merger would also require GCIC to pay a Subordinated Liquidation Incentive Fee to GC Advisors in the amount of  $6.6 million as a result of the purchase premium paid by GBDC based on the closing market price of GBDC Common Stock on November 26, 2018, the last trading day prior to execution of the Merger Agreement.
When considering the information described above, including all of the anticipated effects of the Merger on GBDC and its stockholders and the related pro forma information, the GBDC Board noted that information based on projections and assumptions may be incorrect, is subject to change, and may fluctuate over time. The GBDC Board acknowledged that the pro forma information and the projections and assumptions on which the potential expenses, earnings, yield, dividend and trading price information is based depends on many factors and variables, including among other things, asset mix, the performance of individual investments, changing cost of service providers, portfolio turnover level, leverage, the cost of leverage, changes in interest rates and general market conditions. The GBDC Board noted that there is no assurance that any of the potential benefits to GBDC or its stockholders as a result of the Merger will be realized, including any anticipated synergies, and that the combined entity could experience detrimental effects that had not been anticipated.
In addition, based on subsequent regulatory discussions, the GBDC Board ultimately agreed to amend the Merger Agreement to remove the requirement to pay a termination fee.
In the course of its deliberations, the GBDC Board and all of the GBDC Independent Directors, separately as a group, also considered a variety of risks and other potentially negative factors, including the following (which are not in any relative order of importance):
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Failure to Close.   It is possible that the Merger may not be completed or that completion may be unduly delayed for reasons beyond the control of GCIC or GBDC.

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Management Diversion.   It is possible that the attention of management may be diverted during the period prior to completion of the Merger, which may adversely affect GBDC’s business.

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Restrictions on Conduct of Business.   The restrictions on the conduct of GBDC’s business prior to completion of the Merger, requiring GBDC to conduct its business only in the ordinary course of business in all material respects, subject to specific limitations, could delay or prevent GBDC from undertaking business opportunities that may arise pending completion of the Merger.

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Restrictions on Superior Proposals.   The Merger Agreement includes restrictions on the ability of GBDC to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions, which could have the effect of discouraging such proposals from being made or pursued.

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Termination Fee.   The Merger Agreement initially approved by the GBDC Board included a requirement that GBDC pay a termination fee upon the occurence of certain events; however, the GBDC Board ultimately agreed to amend the Merger Agreement to remove the termination fee based on subsequent regulatory discussions.

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Fees Associated with the Merger.   In general, GBDC will be responsible for the expenses incurred by GBDC in connection with the Merger and the completion of the transactions contemplated by the Merger Agreement, whether or not the Merger is consummated, including half of the costs and expenses of any filing and other fees payable by GBDC to the SEC in connection with the Merger.

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Absence of Appraisal Rights.   GBDC stockholders are not entitled to appraisal rights under Delaware law.

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Other Risks.   There are various other risks associated with the Merger and the business of GBDC and the combined company described in the section entitled “Risk Factors” beginning on page 26 and in the section entitled “Special Note Regarding Forward-Looking Statements” beginning on page 74.

This discussion of the information and factors that the GBDC Board considered in making its decision is not intended to be exhaustive, but includes the material factors considered by the GBDC Board. Because of the wide variety of factors considered in connection with its evaluation of the Merger and Merger Agreement and the complexity of those matters, the GBDC Board did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the GBDC Board may have given different weights to different factors.
The GBDC Independent Directors consulted with KBW, as its financial advisor, in evaluating the financial terms of the Merger. In addition, the GBDC Board relied on its legal advisors for legal analysis in connection with the Merger transaction.
The GBDC Board and the GBDC Independent Directors considered all of these factors and others as a whole and, on balance, determined the Merger to be in the best interests of GBDC and GBDC’s stockholders and unanimously approved the Merger and the Merger Agreement.
GCIC
At various telephonic and in-person Board meetings, the GCIC Board, including the GCIC Independent Directors, considered various alternatives for a Liquidity Event. Each of the GCIC Board and the GCIC Independent Directors (in their capacity as such) sought to complete a careful, methodical process to evaluate potential Liquidity Event options by evaluating, among other things, (a) the value created through each Liquidity Event transaction, (b) the incremental value created through potential share price appreciation following the closing of a Liquidity Event and (c) the degree of liquidity provided by each Liquidity Event alternative in order to make an overall assessment of the value to GCIC stockholders of each Liquidity Event considered. In connection with its consideration of the Merger, the GCIC Independent Directors requested and GC Advisors provided information regarding the proposed Merger, GBDC, and the anticipated effects of the Merger on GCIC and its stockholders, both immediately after the Merger and over the longer-term assuming that some portion of the anticipated benefits of the Merger are realized. The GCIC Board also considered the effect of the New Investment Advisory Agreement on the combined company following the closing of the Merger. Over the course of its review of the materials and information provided and its consideration of the Merger, the GCIC Board, including the GCIC Independent Directors as a group, consulted with GCIC’s management, GC Advisors and GCIC’s legal and financial advisors. In addition, the GCIC Independent Directors were advised by Blank Rome, their independent legal counsel under the 1940 Act, and UBS, their independent financial advisor. The GCIC Board and the GCIC Independent Directors as a group considered the nature and adequacy of the information provided, including the terms of the Merger Agreement and their duties and statutory standards of conduct under state and federal law in approving the Merger and the conflicts of interest presented by the transactions provided for in the Merger Agreement. The GCIC Board considered numerous factors, including the ones described below, in connection with its consideration and approval of the Merger. On November 27, 2018, the GCIC Board, including all of the GCIC Independent Directors as to the Initial Merger, unanimously determined that the Merger is in the best interests of GCIC and in the best interests of GCIC’s stockholders, and that GCIC stockholders will not suffer any dilution for purposes of Rule 17a-8 of the 1940 Act as a result of the Merger.
In considering the Merger, the GCIC Board, with the participation throughout of the GCIC Independent Directors as a group, reviewed comparative information about GBDC and GCIC including, among other items: (1) their investment goals, strategies, policies and restrictions; (2) their individual holdings and the quality of such holdings, including, in particular, where such holdings differed between the companies; (3) their valuation policies and procedures; (4) their existing leverage facilities; (5) their short-term and long-term investment performance history and financial results; (6) the amount of past dividends and distributions and the anticipated effect of the Merger on future earnings and distributions by GBDC; (7) the current and historical premium at which GBDC trades; and (8) their respective investment advisory agreements and expense ratios. In addition, the GCIC Board, including the GCIC Independent Directors as a group, reviewed comprehensive information regarding the anticipated immediate benefits and possible risks to each of GBDC and GCIC as a result of the Merger, the anticipated investment, market and financial synergies to be experienced by the combined company over the shorter and longer-term, and the changes to the calculation of incentive fees and the incentive fee cap under the New Investment Advisory Agreement on the combined company. With respect to the potential impacts to GCIC and its stockholders as a result of the Merger, each of the GCIC Board and the GCIC Independent Directors also considered information and analysis from UBS, the financial advisor engaged by the GCIC Independent Directors to provide an opinion to the GCIC Board regarding the fairness of the Exchange Ratio with respect to the Initial Merger.
The GCIC Board and the GCIC Independent Directors, separately as a group, weighed various benefits and risks in considering the Initial Merger, both with respect to the immediate effects of the Merger on GCIC and its stockholders and with respect to the potential benefits that could be experienced by the combined company after the Merger. Some of the material factors considered by the GCIC Board, including the GCIC Independent Directors as a group with respect to the Initial Merger, that assisted it in concluding that the Merger is in the best interests of GCIC and its stockholders included, among others:
Premium to GCIC’s NAV per share.   The GCIC Board and the GCIC Independent Directors, separately as a group, considered that the Merger Consideration would be in the form of a fixed exchange ratio reflecting a premium to GCIC’s NAV per share based on the trading price of GBDC Common Stock immediately prior to announcement of the Merger. The GCIC Board and the GCIC Independent Directors considered that the Merger Agreement included a condition to closing that, as of a determination date that is within 48 hours (excluding Sundays and holidays) prior to the closing of the Merger, both (a) the value of the consideration paid by GBDC, measured as the product of the Exchange Ratio and the greater of the closing market price and the NAV per share of GBDC Common Stock, is greater than or equal to the NAV per share of GCIC Common Stock and (b) the product of the Exchange Ratio and the NAV per share of the GBDC Common Stock is less than or equal to the NAV per share of the GCIC Common Stock. The GCIC Board and the GCIC Independent Directors determined that the receipt of consideration at a value in excess of the NAV per share of GCIC Common Stock as of the closing of the Merger would be beneficial to GCIC stockholders.
Incremental Value from Accretion to GBDC’s NAV per share.   The GCIC Board and the GCIC Independent Directors, separately as a group, considered that the GBDC Common Stock has historically traded at a premium to its NAV per share and that the Merger was expected to be accretive to GBDC’s NAV per share on the closing of the Merger. The GCIC Board and the GCIC Independent Directors, separately as a group, discussed how GCIC stockholders could benefit from further increases in GBDC’s trading price following closing of the Merger if GBDC’s share price were to increase to match the premium to NAV per share at which it has historically traded. The GCIC Board concluded that the potential for future increases in the price of GBDC Common Stock presented additional value to GCIC stockholders, notwithstanding the potential for future decreases in the price of GBDC Common Stock after closing of the Merger.
Increased Scale and Liquidity.   The GCIC Board and the GCIC Independent Directors, separately as a group, considered that the Merger would provide liquidity for the GCIC stockholders as GCIC Common Stock was not currently traded and transfers were restricted by the terms of the subscription agreements executed by GCIC stockholders. In the Merger, GCIC stockholders would receive publicly traded GBDC Common Stock. Additionally, incorporating the assets of GCIC as a result of the Merger would increase GBDC’s market capitalization and make it the fourth largest externally managed BDC based on the NAV of GBDC and GCIC as of September 30, 2018. The GCIC Board and the GCIC Independent Directors, separately as a group, considered that the larger size of the combined company creates the potential for greater secondary market liquidity for GBDC Common Stock, which would inure to the benefit of former GCIC stockholders upon their becoming holders of GBDC Common Stock in the Merger. The GCIC Board noted that GBDC’s increased profile could result in additional market coverage of GBDC by financial analysts and, potentially, an increased focus by current and potential investors on the combined company, including institutional investors, and determined such factors to be to the benefit of GCIC stockholders.
Merger with a Known, Diversified Portfolio of Assets.   The GCIC Board and the GCIC Independent Directors, separately as a group, noted that the pro forma portfolio of the combined company would remain similar to GCIC’s stand-alone portfolio given significant overlap between the current GCIC and GBDC portfolios. The GCIC Board and the GCIC Independent Directors determined the Merger offers GCIC stockholders the opportunity to receive consideration in a tax free transaction while retaining the option to continue to hold an investment in a vehicle with the same investment adviser and the same investment philosophy to which they have grown accustomed.
Greater Access to Long-Term, Low-Cost, Flexible Debt Capital.   The GCIC Board and the GCIC Independent Directors, separately as a group, considered that GBDC and GCIC have comparable funding structures and available borrowing capacity. The larger scale of the combined company could enhance GBDC’s capacity to use securitizations to reduce funding costs and improve flexibility relative to bank facilities. The GCIC Board and the GCIC Independent Directors, separately as a group, discussed how the combined company may have an opportunity to improve its liability profile because of better access to the securitization market than GCIC would be expected to obtain on its own. The GCIC Board and the GCIC Independent Directors, separately as a group, noted that debt securitizations can offer advantages over traditional bank credit facilities including lower interest rates, longer reinvestment periods, longer terms and greater flexibility. The GCIC Board and the GCIC Independent Directors, separately as a group, determined that the size of the combined company should allow it to pursue additional securitizations and create a more flexible balance sheet.
Potential for Operational Synergies.   The GCIC Board and the GCIC Independent Directors, separately as a group, considered that the Merger offered the potential to create operating synergies due to the elimination of redundant professional services and other corporate expenses.
More Favorable Incentive Fee Structure.   The GCIC Board and the GCIC Independent Directors, separately as a group, noted that both the Current GBDC Investment Advisory Agreement and the New Investment Advisory Agreement had a higher hurdle rate than the GCIC Investment Advisory Agreement and that the base management fee rate and incentive fee rates under the Current GBDC Investment Advisory Agreement and the New investment Advisory Agreement were the same as the existing post-liquidity event terms under the GCIC Investment Advisory Agreement. The GCIC Board and the GCIC Independent Directors, separately as a group, discussed the New Investment Advisory Agreement and the proposed change to the calculation of incentive fees and the incentive fee cap from the Current GBDC Investment Advisory to exclude any amounts resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger, such as the premium to NAV to be paid for the shares of GCIC common stock in the Merger, and to revise the calculation of the cap on incentive fees payable to GC Advisors into a per share calculation while maintaining the same 20% cap and look back to GBDC’s initial public offering. See “GBDC Proposal 3: Approval of Advisory Agreement Amendment Proposal” for a discussion of the proposed amendments to the Current GBDC Investment Advisory Agreement. The GCIC Board and the GCIC Independent Directors determined that the comparable fees payable under the New Investment Advisory Agreement supported approval of the Merger Agreement.
The GCIC Board and the GCIC Independent Directors, separately as a group, also considered the incentive fees that would be payable to GC Advisors upon termination of the GCIC Investment Advisory Agreement immediately after closing of the Initial Merger based on GCIC’s financial statements as of

September 30, 2018. The Initial Merger results in the effective sale of GCIC and all of its assets and liabilities to GBDC and the Merger Agreement provides for the termination of the GCIC Investment Advisory Agreement, which would require a final calculation of the capital gain incentive fee as of the termination date. The final calculation of the capital gain incentive fee will treat all of GCIC’s investments as being sold at their respective fair values on the date immediately preceding the closing of the Merger. Assuming the Initial Merger had been completed on September 30, 2018, GCIC would have a payment to GC Advisors of a Capital Gain Incentive Fee of  $2.3 million pursuant to the GCIC Investment Advisory Agreement upon its termination immediately following the closing of the Initial Merger. The premium to NAV paid for the shares of GCIC Common Stock in the Merger would also require GCIC to pay a Subordinated Liquidation Incentive Fee to GC Advisors in the amount of  $6.6 million as a result of the purchase premium paid by GBDC based on the closing market price of GBDC Common Stock on November 26, 2018, the last trading day prior to execution of the Merger Agreement.
Investment Strategies and Risks.   The GCIC Board and the GCIC Independent Directors, separately as a group, reviewed both GCIC’s and GBDC’s investment program and noted that they have identical investment objectives and substantially similar strategies and risks and that each focuses on primarily investing in one stop and other senior secured loans of U.S. middle-market companies. The GCIC Board and the GCIC Independent Directors, separately as a group, took into consideration that GCIC and GBDC are each managed by GC Advisors and, after the Merger, GCIC stockholders would be invested in a similarly structured investment vehicle and that their investment experience would likely be comparable in the combined entity.
Continuity of GC Advisors and Management Team.   The GCIC Board and the GCIC Independent Directors, separately as a group, considered that the combined company would have the same investment advisor and management team that have already been considered and approved by the GCIC Board and the GCIC Independent Directors. The GCIC Board, including the GCIC Independent Directors, separately as a group, believed that, because there would be no change in the investment advisor, the combined entity and the GCIC stockholders would receive the same quality of services from the GC Advisors as they are currently receiving and would continue to benefit from the experience and expertise of its current portfolio management and credit team. In this regard, the GCIC Board and all of the GCIC Independent Directors, separately as a group, viewed favorably the overall investment and operational performance of GC Advisors, as well as GC Advisors’ demonstrated competence in evaluating and effectively arranging for Merger for the benefit of stockholders.
Structure and Tax Consequences of the Merger.   By structuring the merger as a two-step transaction with the Initial Merger followed by the Subsequent Merger, it is expected that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. GCIC stockholders are not expected to recognize any gain or loss for U.S. federal income tax purposes on the exchange of shares of GCIC Common Stock for shares of GBDC Common Stock pursuant to the Merger, except with respect to cash received in lieu of fractional shares of GBDC Common Stock. GCIC stockholders will receive a distribution of their proportionate share of GCIC’s undistributed net investment income and net realized gains, if any, prior to or shortly after the completion of the Merger that generally will be taxable to taxable stockholders for U.S. federal, state and local income tax purposes. This distribution may include return of capital which would generally result in a reduction in basis. Furthermore, the proposed structure of the Merger would result in the survival of GBDC, whose shares are publicly traded on the Nasdaq Global Select Market, affording the former GCIC stockholders an established, liquid trading market for the GBDC Common Stock they will acquire in the Merger.
Opinion of UBS.   UBS rendered an opinion to the GCIC Independent Directors as a group and the GCIC Board on November 27, 2018 as to the fairness, from a financial point of view and as of the date of the opinion, to the holders of GCIC Common Stock (other than shares of GCIC Common Stock held by GBDC or any of its consolidated subsidiaries, including Merger Sub) of the Exchange Ratio provided for in the Initial Merger, as more fully described below in the section entitled “— Opinion of the Financial Advisor to the GCIC Independent Directors.”
In the course of its deliberations, the GCIC Board and the GCIC Independent Directors, separately as a group, also considered a variety of risks and other potentially negative factors, including the following (which are not in any relative order of importance):

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Failure to Close.   It is possible that the Merger may not be completed or that completion may be unduly delayed for reasons beyond the control of GCIC or GBDC.

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Management Diversion.   It is possible that the attention of management may be diverted during the period prior to completion of the Merger, which may adversely affect GCIC’s business.

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Restrictions on Conduct of Business.   The restrictions on the conduct of GCIC’s business prior to completion of the Merger, requiring GCIC to conduct its business only in the ordinary course of business in all material respects, subject to specific limitations, could delay or prevent GCIC from undertaking business opportunities that may arise pending completion of the Merger.

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Restrictions on Superior Proposals.   The Merger Agreement includes restrictions on the ability of GCIC to solicit proposals for alternative transactions or engage in discussions regarding such proposals, subject to exceptions and termination provisions, which could have the effect of discouraging such proposals from being made or pursued. The Merger Agreement initially approved by the GCIC Board included a requirement that GCIC pay a termination fee upon the occurrence of certain events; however, the GCIC Board ultimately agreed to amend the Merger Agreement to remove the termination fee based on subsequent regulatory discussions.

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Fees Associated with the Merger.   In general, GCIC will be responsible for the expenses incurred by GCIC in connection with the Merger and the completion of the transactions contemplated by the Merger Agreement, whether or not the Merger is consummated, including half of the costs and expenses of any filing and other fees payable by GCIC to the SEC in connection with the Merger.

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Absence of Appraisal Rights.   GCIC stockholders are not entitled to appraisal rights under Maryland law.

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Other Risks.   There are various other risks associated with the Merger and the business of GCIC and the combined company described in the section entitled “Risk Factors” beginning on page 26 and in the section entitled “Special Note Regarding Forward-Looking Statements” beginning on page 74.

This discussion of the information and factors that the GCIC Board and the GCIC Independent Directors, separately as a group, considered in making its decision is not intended to be exhaustive, but includes the material factors considered by the GCIC Board and the GCIC Independent Directors, separately as a group. Because of the wide variety of factors considered in connection with its evaluation of the Merger and Merger Agreement and the complexity of those matters, the GCIC Board and the GCIC Independent Directors, separately as a group, did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of the GCIC Board may have given different weights to different factors.
The GCIC Independent Directors relied on the experience of UBS, as their financial advisor, for evaluation of the financial terms of the Merger and for its opinion to the GCIC Independent Directors as to the fairness, from a financial point of view, of the Exchange Ratio to the holders of GCIC Common Stock (other than any shares held by GBDC or any of its consolidated subsidiaries). In addition, the GCIC Board relied on its legal advisors for legal analysis in connection with the Merger transaction.
The GCIC Board and the GCIC Independent Directors, separately as a group, with respect to the Initial Merger, considered all of these factors and others as a whole and, on balance, determined the Merger to be in the best interests of GCIC and GCIC’s stockholders and unanimously approved the Merger and the Merger Agreement.
GBDC Board Recommendation
The GBDC Board, including, after separate meetings and discussion, all of the GBDC Independent Directors, separately as a group, with respect to the Initial Merger, has unanimously approved (i) the Merger Agreement and related transactions, including the Merger, (ii) the issuance of shares of GBDC Common Stock pursuant to the Merger Agreement and (iii) the amendment of the Current GBDC Investment Advisory Agreement. The GBDC Board, including each of the GBDC Independent Directors, has unanimously approved the amendment to the GBDC certificate of incorporation to increase the authorized capital stock of GBDC, declared such amendment to be advisable and directed that the amendment be submitted to the stockholders of GBDC for approval at the GBDC Special Meeting. The GBDC Board, including each of the GBDC Independent Directors, unanimously recommends that GBDC stockholders vote “FOR” the Certificate of Incorporation Amendment Proposal, “FOR” the Merger Stock Issuance Proposal and “FOR” the Advisory Agreement Amendment Proposal.
GCIC Board Recommendation
The GCIC Board, including, after separate meetings and discussion, all of the Independent Directors, has unanimously approved the Merger Agreement and related transactions, including the Merger, and unanimously recommend that GCIC stockholders vote “FOR” the Merger Proposal.
Opinion of the Financial Advisor to the GBDC Independent Directors
GBDC and the GBDC Independent Directors (in their collective capacity as such) engaged KBW to render financial advisory and investment banking services to the GBDC Independent Directors, including an opinion to the GBDC Independent Directors and, as requested by the GBDC Independent Directors, the GBDC Board as to the fairness, from a financial point of view, to GBDC of the Exchange Ratio in the proposed Initial Merger. The GBDC Independent Directors selected KBW because KBW is a nationally recognized investment banking firm with substantial experience in transactions similar to the Merger. As part of its investment banking business, KBW is regularly engaged in the valuation of business development company securities in connection with mergers and acquisitions.
As part of its engagement, representatives of KBW attended the meeting of the GBDC Board held on November 27, 2018 at which the GBDC Board evaluated the proposed Merger. At this meeting, KBW reviewed the financial aspects of the proposed Merger and rendered an opinion to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the Exchange Ratio in the proposed Initial Merger was fair, from a financial point of view, to GBDC. The GBDC Board approved the Merger Agreement at this meeting.
The description of the opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached as Annex E to this joint proxy statement/prospectus and is incorporated herein by reference, and describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion.
KBW’s opinion speaks only as of the date of the opinion. The opinion was for the information of, and was directed to, the GBDC Independent Directors (in their collective capacity as such) and, as requested by the GBDC Independent Directors, the GBDC Board (in its capacity as such) in connection with their respective consideration of the financial terms of the transaction. The opinion addressed only the fairness, from a financial point of view, of the Exchange Ratio in the Initial Merger to GBDC. It did not address the underlying business decision of GBDC to engage in the transaction or enter into the Merger Agreement or constitute a recommendation to the GBDC Independent Directors or the GBDC Board in connection with the transaction, and it does not constitute a recommendation to any holder of GBDC Common Stock or any stockholder of any other entity as to how to vote in connection with the transaction or any other matter, nor does it constitute a recommendation as to whether or not any such stockholder should enter into a voting, stockholders’, affiliates’ or other agreement with respect to the transaction or exercise any dissenters’ or appraisal rights that may be available to such stockholder.
KBW’s opinion was reviewed and approved by KBW’s Fairness Opinion Committee in conformity with its policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.
In connection with the opinion, KBW reviewed, analyzed and relied upon material bearing upon the financial and operating condition of GBDC and GCIC and bearing upon the transaction, including, among other things:

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a draft of the merger agreement, dated November 27, 2018 (the most recent draft then made available to KBW);

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the audited financial statements and the Annual Reports on Form 10-K for the three fiscal years ended September 30, 2018 of GBDC;

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the audited financial statements and the Annual Reports on Form 10-K for the three fiscal years ended September 30, 2018 of GCIC;

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certain other interim reports and other communications of GBDC and GCIC to their respective stockholders; and

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other financial information concerning the respective businesses and operations of GBDC and GCIC furnished to KBW by GBDC and GCIC or which KBW was otherwise directed to use for purposes of its analysis.

KBW’s consideration of financial information and other factors that it deemed appropriate under the circumstances or relevant to its analyses included, among others, the following:
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the historical and current financial position and results of operations of GBDC and GCIC;

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the assets and liabilities of GBDC and GCIC;

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the nature and terms of certain other merger transactions and business combinations in the BDC industry;

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a comparison of certain financial and stock market information of GBDC and certain financial information of GCIC with similar information for certain other companies, the securities of which were publicly traded;

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financial and operating forecasts and projections of GCIC that were prepared by GC Advisors management (which acts as the investment adviser to both GBDC and GCIC), provided to and discussed with KBW by such management, and used and relied upon by KBW based on such discussions, at the direction of GBDC and with the consent of the GBDC Independent Directors, acting collectively;

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publicly available consensus “street estimates” of GBDC for fiscal years 2019 through 2020, as well as long-term dividend and book value value assumptions for GBDC provided to KBW by GC Advisors management, all of which information was discussed with KBW by such management and used and relied upon by KBW based on such discussions, at the direction of GBDC and with the consent of the GBDC Independent Directors, acting collectively; and

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estimates regarding certain pro forma financial effects of the transaction on GBDC (including without limitation the cost savings and related expenses expected to result or be derived from the transaction) that were prepared by GC Advisors management, provided to and discussed with KBW by such management, and used and relied upon by KBW based on such discussions, at the direction of GBDC and with the consent of the GBDC Independent Directors, acting collectively.

KBW also performed such other studies and analyses as it considered appropriate and took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and knowledge of the BDC industry generally. KBW also participated in discussions with GC Advisors management regarding the past and current business operations, financial condition and future prospects of GBDC and GCIC and such other matters as KBW deemed relevant to its inquiry.
In conducting its review and arriving at its opinion, KBW relied upon and assumed the accuracy and completeness of all of the financial and other information that was provided to it or that was publicly available and did not independently verify the accuracy or completeness of any such information or assume any responsibility or liability for such verification, accuracy or completeness. KBW relied upon GC Advisors management, with the consent of GBDC and the GBDC Independent Directors, as to the reasonableness and achievability of the financial and operating forecasts and projections of GCIC, the publicly available consensus “street estimates” of GBDC, the long-term dividend and net asset value assumptions for GBDC, and the estimates regarding certain pro forma financial effects of the transaction on GBDC (including, without limitation, the cost savings and related expenses expected to result or be derived from the transaction), all as referred to above (and the assumptions and bases for all such information), and KBW assumed that all such information was reasonably prepared and represented, or in the case of the publicly available consensus “street estimates” referred to above that such estimates were consistent with, the best currently available estimates and judgments of GC Advisors management and that the forecasts, projections and estimates reflected in such information would be realized in the amounts and in the time periods estimated.
It is understood that the portion of the foregoing financial information of GBDC and GCIC that was provided to KBW was not prepared with the expectation of public disclosure and that all of the foregoing financial information, including the publicly available consensus “street estimates” of GBDC referred to above, was based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions) and, accordingly, actual results could vary significantly from those set forth in all of such information. KBW assumed, based on discussions with GC Advisors management and with the consent of the GBDC Independent Directors, acting collectively, that all such information provided a reasonable basis upon which KBW could form its opinion, and KBW expressed no view as to any such information or the assumptions or bases therefor. KBW relied on all such information without independent verification or analysis and did not in any respect assume any responsibility or liability for the accuracy or completeness thereof.
KBW also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either GBDC or GCIC since the date of the last financial statements of each such entity that were made available to KBW and that KBW was directed to use. In rendering its opinion, KBW did not make or obtain any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of GBDC or GCIC, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor did KBW examine any individual loan or credit files, nor did it evaluate the solvency, financial capability or fair value of GBDC or GCIC under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, KBW assumed no responsibility or liability for their accuracy.
At GBDC’s direction, KBW assumed the occurrence of anticipated issuances of GCIC Common Stock by drawdowns of capital commitments from GCIC stockholders (the “GCIC Equity Issuances”), the special distribution of  $0.12 per share declared by the GBDC Board on November 27, 2018 prior to announcement of the Merger (the “GBDC Special Distribution”) and the effectiveness of the New Investment Advisory Agreement for purposes of KBW’s analyses. KBW assumed, in all respects material to its analyses:
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the transaction would be completed substantially in accordance with the terms set forth in the Merger Agreement (the final terms of which KBW assumed would not differ in any respect material to its analyses from the draft version of the merger agreement that was reviewed) with no adjustments to the exchange ratio and with no other consideration or payments in respect of the GCIC Common Stock;

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any related transactions (including the GCIC Equity Issuances, the GBDC Special Distribution and the effectiveness of the New Investment Advisory Agreement) would be completed substantially in accordance with the terms set forth in the Merger Agreement or as otherwise described to KBW by representatives of GBDC;

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the representations and warranties of each party in the Merger Agreement and in all related documents and instruments referred to in the Merger Agreement were true and correct;

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each party to the Merger Agreement or any of the related documents would perform all of the covenants and agreements required to be performed by such party under such documents;

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there were no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the transaction or any related transaction and all conditions to the completion of the transaction and any related transaction would be satisfied without any waivers or modifications to the merger agreement or any of the related documents; and

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in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the transaction and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, would be imposed that would have a material adverse effect on the future results of operations or financial condition of GBDC, GCIC or the pro forma entity or the contemplated benefits of the transaction, including without limitation the cost savings and related expenses expected to result or be derived from the transaction.

KBW assumed that the transaction would be consummated in a manner that complied with the applicable provisions of the Securities Act, the Exchange Act, and all other applicable federal and state statutes, rules and regulations. KBW was further advised by representatives of GBDC that GBDC relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to GBDC, Merger Sub, GCIC, the transaction and any related transaction (including the GCIC Equity Issuances, the GBDC Special Distribution and the New Investment Advisory Agreement), and the Merger Agreement. KBW did not provide advice with respect to any such matters.
At the direction of the GBDC Independent Directors, acting collectively, KBW’s opinion addressed only the fairness, from a financial point of view, as of the date of such opinion, of the Exchange Ratio in the Merger to GBDC. KBW expressed no view or opinion as to any other terms or aspects of the transaction or any term or aspect of any related transaction (including the GCIC Equity Issuances, the GBDC Special Distribution and the New Investment Advisory Agreement), including without limitation, the form or structure of the transaction or any such related transaction, any consequences of the transaction to GBDC, its shareholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, retention, consulting, voting, support, cooperation, shareholder or other agreements, arrangements or understandings contemplated or entered into in connection with the transaction, any such related transaction, or otherwise. KBW’s opinion was necessarily based upon conditions as they existed and could be evaluated on the date of such opinion and the information made available to KBW through such date. Developments subsequent to the date of KBW’s opinion may have affected, and may affect, the conclusion reached in KBW’s opinion and KBW did not and does not have an obligation to update, revise or reaffirm its opinion. KBW’s opinion did not address, and KBW expressed no view or opinion with respect to:
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the underlying business decision of GBDC to engage in the transaction or enter into the merger agreement;

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the relative merits of the transaction as compared to any strategic alternatives that are, have been or may be available to or contemplated by GBDC, the GBDC Board or the GBDC Independent Directors;

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any business, operational or other plans with respect to GCIC or the pro forma entity that may be currently contemplated by GBDC, the GBDC Board or the GBDC Independent Directors or that may be implemented by GBDC, the GBDC Board or the GBDC Independent Directors subsequent to the closing of the transaction;

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the fairness of the amount or nature of any compensation to any of GBDC’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of GBDC Common Stock or relative to the exchange ratio;

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the effect of the transaction or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of GBDC, Merger Sub, GCIC or any other party to any transaction contemplated by the merger agreement;

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the actual value of GBDC Common Stock to be issued in connection with the merger;

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the prices, trading range or volume at which GBDC Common Stock would trade following the public announcement of the transaction or the prices, trading range or volume at which GBDC Common Stock would trade following the consummation of the transaction;

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any advice or opinions provided by any other advisor to any of the parties to the transaction or any other transaction contemplated by the merger agreement; or

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any legal, regulatory, accounting, tax or similar matters relating to GBDC, Merger Sub, GCIC, any of their respective shareholders, or relating to or arising out of or as a consequence of the transaction or any related transaction, including whether or not the transaction would qualify as a tax-free reorganization for United States federal income tax purposes.

In performing its analyses, KBW made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of KBW, GBDC and GCIC. Any estimates contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, the KBW opinion was among several factors taken into consideration by the GBDC Board in making its determination to approve the merger agreement and the transaction. Consequently, the analyses described below should not be viewed as determinative of the decision of the GBDC Board, including the GBDC Independent Directors, with respect to the fairness of the Exchange Ratio. The type and amount of consideration payable in the Merger were determined by the GBDC Independent Directors and the GCIC Independent Directors with respect to GBDC and GCIC, respectively, and the decision of GBDC to enter into the merger agreement was solely that of the GBDC Board.
The following is a summary of the material financial analyses presented by KBW to the GBDC Independent Directors (in their collective capacity) and the GBDC Board in connection with its opinion. The summary is not a complete description of the financial analyses underlying the opinion or the presentation made by KBW to the GBDC Independent Directors and the GBDC Board, but summarizes the material analyses performed and presented in connection with such opinion. The financial analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex analytic process involving various determinations as to appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, KBW did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion.
Implied Transaction Value for the Merger.   KBW calculated an implied transaction value for the Merger of  $16.06 per share of GCIC Common Stock based on the 0.865x merger exchange ratio and the closing price of GBDC Common Stock on November 26, 2018. This implied transaction value for the Merger was then compared to the ranges of implied value per share of GCIC Common Stock in the financial analyses described below. For purposes of its analysis, KBW calculated all implied values per share utilizing the number of outstanding shares of GCIC Common Stock, including shares issued in accordance with the GCIC Equity Issuances, and the number of outstanding shares of GBDC Common Stock estimated to be outstanding on the assumed closing date of the Merger based on projections provided by GC Advisors management.
Selected Companies Analysis.   Using publicly available information, KBW compared the market performance of GBDC to 15 selected publicly-traded externally managed business development companies with market capitalizations greater than $500 million.

The selected companies were as follows:
Ares Capital Corporation	Bain Capital Specialty Finance, Inc.
Prospect Capital Corporation	Solar Capital Ltd.
Corporate Capital Trust, Inc.	Goldman Sachs BDC, Inc.
FS Investment Corporation	BlackRock TCP Capital Corp.
TPG Specialty Lending, Inc.	Oaktree Specialty Lending Corporation
Apollo Investment Corporation	Barings BDC, Inc.
New Mountain Finance Corporation	PennantPark Investment Corporation
TCG BDC, Inc.
To perform this analysis, KBW used market price information as of November 26, 2018 and reported net asset value (“NAV”) per share data as of the end of the most recent completed quarterly period available (which in the case of GBDC was September 30, 2018). KBW also used calendar years 2019 and 2020 earnings per share estimates (“EPS”) taken from consensus “street estimates” of GBDC and the selected companies.
KBW’s analysis showed the following concerning the market performance of GBDC and the selected companies (excluding the impact of the price-to-EPS multiples for one of the selected companies, which multiple was considered to be not meaningful):
	GBDC	Selected Companies
		Minimum	25th Percentile	Median	Average	75th Percentile	Maximum
Price/NAV per share	1.15x	0.69x	0.78x	0.87x	0.90x	0.99x	1.24x
Price/2019 EPS	14.3x	7.5x	8.3x	9.2x	9.5x	10.0x	14.1x
Price/2020 EPS	14.2x	7.2x	8.2x	8.6x	9.0x	9.6x	11.8x
KBW then applied the minimum and maximum price-to-NAV per share multiples of the selected companies to the estimated NAV per share of GCIC at the assumed closing date of the Merger and the minimum and maximum price-to-estimated EPS multiples of the selected companies to the estimated net investment income of GCIC for the 12-month period following the assumed closing date of the Merger, using financial forecasts and projections of GCIC provided by GC Advisors management. This analysis indicated the following ranges of the implied value per share of GCIC Common Stock, as compared to the implied transaction value for the proposed merger of  $16.06 per outstanding share of GCIC Common Stock:
Implied Value Per Share Ranges of GCIC Common Stock
Based on Estimated NAV per share of GCIC at transaction close	$10.40 to $18.63
Based on Estimated Net Investment Income per share of GCIC for the 12-month period following transaction close	$10.01 to $18.69
KBW then applied the 25th percentile and 75th percentile price-to-NAV per share multiples of the selected companies to the estimated NAV per share of GCIC at the assumed closing date of the Merger and the 25th percentile and 75th percentile price-to-2019 estimated EPS per share multiples of the selected companies to the estimated net investment income of GCIC for the 12 month period following the assumed closing date of the Merger, using financial forecasts and projections of GCIC provided by GC Advisors management. This analysis indicated the following ranges of the implied value per share of GCIC Common Stock, as compared to the implied transaction value for the proposed merger of  $16.06 per outstanding share of GCIC Common Stock:
Implied Value Per Share Ranges of GCIC Common Stock
Based on Estimated NAV per share of GCIC at transaction close	$11.63 to $14.82
Based on Estimated Net Investment Income per share of GCIC for the 12 months following transaction close	$11.06 to $13.29

No company used as a comparison in the above selected companies analysis is identical to GBDC or GCIC. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
Selected Transactions Analysis — Business Development Companies.   KBW reviewed publicly available information related to six selected acquisitions of business development companies announced since the beginning of 2010, referred to as the selected BDC transactions.
The selected BDC transactions were as follows:
Acquirer	Acquired Company
FS Investment Corporation	Corporate Capital Trust, Inc.
Benefit Street Partners LLC; Barings	Triangle Capital Corporation
CĪON Investment Corporation	Credit Suisse Park View BDC, Inc.
MAST Capital Mgmt. LLC; Great Elm Capital Group Inc.	Full Circle Capital Corporation
Ares Capital Corporation	American Capital, Ltd.
PennantPark Floating Rate Capital Ltd.	MCG Capital Corporation
For each selected BDC transaction, KBW derived the following implied transaction statistics, in each case based on the transaction consideration value paid for the acquired company (including contributions by external managers) and using financial data based on the acquired company’s then latest publicly available financial statements prior to the announcement of the respective transaction (adjusted to reflect announced pre-closing adjustments):
•
Price to NAV per share of the acquired company; and

•
Price to last 12 months (“LTM”) net investment income per share of the acquired company

KBW’s analysis showed the following concerning the implied transaction statistics of the selected BDC transactions (excluding the impact of the price-to-LTM net investment income per share of one of the selected transactions, which multiple was considered to be not meaningful):
	Selected BDC Transactions
	Minimum	25th Percentile	Median	Average	75th Percentile	Maximum
Price/NAV Per Share	83.2%	90.1%	96.6%	95.5%	100.0%	107.8%
Price/LTM Net Investment Income Per Share	7.85x	8.51x	9.57x	9.90x	11.20x	12.37x
KBW then applied the minimum and maximum price-to-NAV per share multiples of the selected BDC transactions to the estimated NAV per share of GCIC at the assumed closing date of the Merger and the minimum and maximum price-to-LTM net investment income per share multiples of the selected BDC transactions to the net investment income per share of GCIC for the last twelve months prior to the assumed closing date of the Merger, using financial forecasts and projections of GCIC provided by GC Advisors management. This analysis indicated the following ranges of the implied value per share of GCIC Common Stock, as compared to the implied transaction value for the proposed merger of  $16.06 per outstanding share of GCIC Common Stock:
Implied Value Per Share Ranges of GCIC Common Stock
Based on Estimated NAV per share of GCIC at transaction close	$12.48 to 16.17
Based on Estimated Net Investment Income per share of GCIC for the last 12 months prior to transaction close	$8.79 to $13.86

KBW then applied the 25th percentile and 75th percentile price-to-NAV per share multiples of the selected BDC transactions to the estimated NAV per share of GCIC at the assumed closing date of the Merger and the 25th percentile and 75th percentile price-to-LTM net investment income per share multiples of the selected BDC transactions to the net investment income per share of GCIC for the last twelve months prior to the assumed closing date of the Merger, using financial forecasts and projections of GCIC provided by GC Advisors management. This analysis indicated the following ranges of the implied value per share of GCIC Common Stock, as compared to the implied transaction value for the proposed merger of  $16.06 per outstanding share of GCIC Common Stock:
Implied Value Per Share Ranges of GCIC Common Stock
Based on Estimated NAV per share of GCIC at transaction close	$13.51 to $15.00
Based on Estimated Net Investment Income per share of GCIC for the last 12 months prior to transaction close	$9.53 to $12.55
No company or transaction used as a comparison in the above selected transaction analysis is identical to GCIC or the proposed transaction. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
Selected Transactions Analysis — Affiliated Regulated Investment Companies.   KBW reviewed publicly available information related to eight selected mergers between affiliated companies that had elected to be treated as a RIC under the Code announced since the beginning of 2009, referred to as the selected Affiliated RIC transactions.
The selected Affiliated RIC transactions were as follows:
Acquirer	Acquired Company
FS Investment Corporation	Corporate Capital Trust, Inc.
ClearBridge Energy MLP Opportunity Fund Inc.	ClearBridge American Energy MLP Fund Inc.
Kayne Anderson MLP Investment Company	Kayne Anderson Energy Development Company
Kayne Anderson Midstream/Energy Fund	Kayne Anderson Total Return Fund
TCG BDC, Inc.	NF Investment Corp.
Tortoise Energy Infrastructure Corp.	Tortoise North American Energy Corp.
Tortoise Energy Infrastructure Corp	Tortoise Energy Capital Corp.
Highland Credit Strategies Fund	Highland Distressed Opportunities, Inc.
For each selected Affiliated RIC transaction, KBW reviewed the consideration paid for the acquired company and the NAVs per share of both the acquirer and the acquired company based on the then latest publicly available financial statements prior to the announcement of the respective transaction (adjusted to reflect announced pre-closing adjustments). In each case, KBW observed that the consideration paid for the acquired company was based on the ratio of the NAV per share of the acquired company to the NAV per share of the acquirer.
KBW then reviewed the ratio of the NAV per share of GCIC as of September 30, 2018 to the NAV per share of GBDC as of September 30, 2018 and applied that NAV-to-NAV ratio to the closing price of GBDC Common Stock on November 26, 2018. This analysis indicated an implied value per share of GCIC Common Stock of  $17.25.
No company or transaction used as a comparison in the above selected transaction analysis is identical to GCIC or the proposed transaction. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Relative Contribution Analysis.   KBW analyzed the relative stand-alone contribution of GBDC and GCIC to various pro forma balance sheet and income statement items of the combined entity. This analysis did not include purchase accounting adjustments. To perform this analysis, KBW used publicly available consensus “street estimates” of GBDC and financial forecasts and projections of GCIC provided by GC Advisors management. The results of KBW’s analysis are set forth in the following table, which also compares the results of KBW’s analysis with the implied pro forma ownership percentages of GBDC and GCIC shareholders in the combined company based on the 0.865x exchange ratio in the proposed merger:
	GBDC as a % of Total	GCIC(1) as a % of Total
Balance Sheet
Estimated Total Assets at transaction close	51.0%	49.0%
Estimated Net Asset Value at transaction close	45.5%	54.5%
Income Statement
Estimated Net Investment Income for the 3 months prior to transaction close	45.3%	54.7%
Estimated Net Investment Income for the last 12 months prior to transaction close	47.1%	52.9%
Median	46.3%	53.7%
Average	47.2%	52.8%
Ownership at 0.865x Merger Exchange Ratio	48.5%	51.5%

(1)
GCIC’s stand-alone earnings reflect GCIC’s fees payable to GC Advisors under the GCIC Investment Advisory Agreement as of September 30, 2018, net of waivers (management fee of 1.000%, incentive fee of 15.0% and hurdle rate of 6.0%).

Dividend Discount Analysis of GCIC.   KBW performed a dividend discount analysis of GCIC on a stand-alone basis to estimate ranges for the implied equity value of GCIC. In this analysis, KBW used financial and operating forecasts and projections of GCIC that were provided by GC Advisors management. KBW assumed discount rates ranging from 7.0% to 11.0%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of GCIC over the period from the assumed closing date of the Merger through September 30, 2023 and (ii) the present value of GCIC’s implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on September 30, 2023 estimated NAV per share multiples and the other based on fiscal year 2023 estimated dividend yields. Using implied terminal values for GCIC calculated by applying a terminal multiple range of 100.0% to 120.0% to GCIC’s estimated NAV per share as of September 30, 2023, this analysis resulted in a range of implied values per share of GCIC Common Stock of approximately $14.84 to $19.10 per share, as compared to the implied transaction value for the proposed merger of  $16.06 per outstanding share of GCIC Common Stock. Using implied terminal values for GCIC calculated by applying a terminal dividend yield range of 6.75% to 7.75% to GCIC’s estimated fiscal year 2023 dividends, this analysis resulted in a range of implied values per share of GCIC Common Stock of approximately $16.76 to $21.05 per share, as compared to the implied transaction value for the proposed merger of  $16.06 per outstanding share of GCIC Common Stock.
The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV per share and dividend growth rates, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of GCIC.
Dividend Discount Analysis of GBDC.   KBW performed a dividend discount analysis of GBDC on a stand-alone basis to estimate ranges for the implied equity value of GBDC. In this analysis, KBW used publicly available consensus “street estimates” of GBDC for fiscal years 2019 through 2020 and long-term dividend and NAV assumptions for GBDC that were provided by GC Advisors management. KBW assumed discount rates ranging from 7.0% to 11.0%. Ranges of values were derived by adding (i) the present value of the estimated future dividends of GBDC over the period from the assumed closing date of the Merger through September 30, 2023 and (ii) the present value of GBDC’s implied terminal value at the end of such period. KBW derived implied terminal values using two methodologies, one based on September 30, 2023 estimated NAV per share multiples and the other based on fiscal year 2023 estimated dividend yields. Using implied terminal values for GBDC calculated by applying a terminal multiple range of 100.0% to 120.0% to GBDC’s estimated NAV per share as of September 30, 2023, this analysis resulted in a range of implied values per share of GBDC Common Stock of approximately $15.41 to $20.00 per share. Using implied terminal values for GBDC calculated by applying a terminal dividend yield range of 6.75% to 7.75% to GBDC’s estimated fiscal year 2023 dividends, this analysis resulted in a range of implied values per share of GBDC Common Stock of approximately $15.47 to $19.43 per share.
The dividend discount analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including NAV per share and dividend growth rates, terminal values and discount rates. The analysis did not purport to be indicative of the actual values or expected values of GBDC or the pro forma combined company.
Miscellaneous.   KBW acted as financial advisor to the GBDC Independent Directors, acting collectively, in connection with the proposed transaction and did not act as an advisor to or agent of any other person. As part of its investment banking business, KBW is regularly engaged in the valuation of business development company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. In the ordinary course of KBW and its affiliates’ broker-dealer businesses, KBW and its affiliates may from time to time purchase securities from, and sell securities to, GBDC, GCIC and GC Advisors. In addition, as a market maker in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of GBDC for its and their own respective accounts and for the accounts of its and their respective customers and clients.
Pursuant to the KBW engagement agreement, GBDC agreed to pay KBW a cash fee equal to $1,250,000, $250,000 of which became payable to KBW with the rendering of KBW’s opinion and the balance of which is contingent upon the consummation of the Merger. GBDC also agreed to reimburse KBW for reasonable out-of-pocket expenses and disbursements incurred in connection with its engagement and to indemnify KBW against certain liabilities relating to or arising out of KBW’s engagement or KBW’s role in connection therewith. Other than in connection with this present engagement, in the two years preceding the date of KBW’s opinion, KBW did not provide investment banking and financial advisory services to GBDC. In the two years preceding the date of KBW’s opinion, KBW did not provide investment banking and financial advisory services to GCIC, GC Advisors or Golub Capital LLC. KBW may in the future provide investment banking and financial advisory services to GBDC, GCIC, GC Advisors or Golub Capital LLC and receive compensation for such services.
Opinion of the Financial Advisor to the GCIC Independent Directors
UBS was retained as financial advisor to the GCIC Independent Directors in connection with the evaluation of potential Liquidity Events, including a merger. As part of that engagement, the GCIC Independent Directors requested that UBS evaluate the fairness, from a financial point of view, to the holders of GCIC Common Stock of the Exchange Ratio provided for in the Merger Agreement. On November 27, 2018, at meetings of each of the GCIC Independent Directors as a group and the GCIC Board held to evaluate the proposed Merger, UBS delivered to the GCIC Independent Directors and the GCIC Board an oral opinion, confirmed by delivery of a written opinion, dated November 27, 2018, to the effect that, as of that date and based on and subject to various procedures followed, assumptions made, matters considered and limitations on review described in its opinion, the Exchange Ratio provided for in the Initial Merger was fair, from a financial point of view, to the holders of GCIC Common Stock (other than any shares held by GBDC or any of its consolidated subsidiaries).
The full text of UBS’ opinion describes the procedures followed, assumptions made, matters considered and limitations on the review undertaken by UBS. UBS’ opinion is attached as Annex D to this joint proxy statement/prospectus and is incorporated by reference herein. UBS’ opinion was provided for the benefit of the GCIC Independent Directors and the GCIC Board (in their capacity as such) in connection with, and for the purpose of, their evaluation of the Exchange Ratio provided for in the Initial Merger, and does not address any other aspect of the Initial Merger or any related transaction. UBS’ opinion does not address the relative merits of the Initial Merger or any related transaction as compared to other business strategies or transactions that might be available to GCIC or GCIC’s underlying business decision to effect the Initial Merger or any related transaction. UBS’ opinion does not constitute a recommendation to any stockholder as to how such stockholder should vote or act with respect to the Initial Merger or any related transaction. The following summary of UBS’ opinion is qualified in its entirety by reference to the full text of UBS’ opinion.
In arriving at its opinion, UBS, among other things:
•
reviewed certain publicly available business and financial information relating to GCIC and GBDC;

•
reviewed certain internal financial information and other data relating to the business and financial prospects of GCIC that were not publicly available, including financial forecasts and estimates prepared by GC Advisors on behalf of GCIC, that the GCIC Independent Directors directed UBS to utilize for purposes of its analysis;

•
reviewed certain internal financial information and other data relating to the business and financial prospects of GBDC that were not publicly available, including financial forecasts and estimates prepared by GC Advisors on behalf of GBDC, that the GCIC Independent Directors directed UBS to utilize for purposes of its analysis;

•
reviewed certain estimates of synergies prepared by GC Advisors on behalf of GBDC that were not publicly available that the GCIC Independent Directors directed UBS to utilize for purposes of its analysis;

•
conducted discussions with GC Advisors concerning the businesses and financial prospects of each of GCIC and GBDC;

•
reviewed publicly available financial and stock market data with respect to certain other companies UBS believed to be generally relevant;

•
compared the financial terms of the Initial Merger with the publicly available financial terms of certain other transactions UBS believed to be generally relevant;

•
reviewed current and historical market prices of GBDC Common Stock;

•
considered certain pro forma effects of the Initial Merger on GBDC’s financial statements;

•
reviewed the Merger Agreement; and

•
conducted such other financial studies, analyses and investigations, and considered such other information, as UBS deemed necessary or appropriate.

In connection with its review, with the consent of the GCIC Independent Directors, UBS assumed and relied upon, without independent verification, the accuracy and completeness in all material respects of the information provided to or reviewed by UBS for the purpose of its opinion. In addition, with the consent of the GCIC Independent Directors, UBS did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of GCIC or GBDC, and UBS was not furnished with any such evaluation or appraisal. In addition, with the consent of the GCIC Independent Directors, UBS assumed that any dividends distributed to GCIC stockholders that are included in GCIC’s net asset value per GCIC Common Stock calculated by GCIC and delivered to GBDC on the Determination Date will be paid to GCIC stockholders of record prior to the effective time of the Initial Merger or in connection with the Initial Merger. UBS also assumed, at the direction of the GCIC Independent Directors, that GBDC will pay a special distribution to GBDC shareholders of record prior to the effective time of the Initial Merger of not more than $0.12 per share of GBDC Common Stock. With respect to the financial forecasts, estimates, synergies and pro forma effects referred to above that UBS utilized for its analysis, UBS assumed at the direction of the GCIC Independent Directors, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of GC Advisors on behalf of GCIC and GBDC as to the future financial performance of GCIC and GBDC and such synergies and pro forma effects. In addition, UBS assumed with the approval of the GCIC Independent Directors that the financial forecasts and estimates, including synergies, referred to above will be achieved at the times and in the amounts projected. UBS also assumed, at the direction of the GCIC Independent Directors, that the Merger will qualify for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. UBS’ opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information available to it as of, the date of its opinion.
At the direction of the GCIC Independent Directors, UBS was not asked to, and it did not, offer any opinion as to the terms, other than the Exchange Ratio to the extent expressly specified in its opinion, of the Merger Agreement or any related documents or the form of the Initial Merger or any related transaction. In addition, UBS expressed no opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Merger, or any class of such persons, including GC Advisors, relative to the Exchange Ratio. UBS expressed no opinion as to what the value of GBDC Common Stock will be when issued pursuant to the Initial Merger or the price at which GBDC Common Stock will trade at any time. Nor did UBS express any opinion as to the net asset value per share of the GCIC Common Stock. In rendering its opinion, UBS assumed, with the consent of the GCIC Independent Directors, that (i) the parties to the Merger Agreement will comply with all material terms of the Merger Agreement and (ii) the Initial Merger will be consummated in accordance with the terms of the Merger Agreement without any adverse waiver or amendment of any material term or condition thereof. UBS also assumed that all governmental, regulatory or other consents and approvals necessary, proper or advisable for the consummation of the Merger will be obtained without any adverse effect on GCIC, GBDC or the Merger. The issuance of UBS’ opinion was approved by an authorized committee of UBS.
In connection with rendering its opinion to each of the GCIC Independent Directors and the GCIC Board, UBS performed a variety of financial and comparative analyses which are summarized below. The following summary is not a complete description of all analyses performed and factors considered by UBS in connection with its opinion. The preparation of a financial opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description. With respect to the selected public companies analysis and the selected transactions analysis summarized below, no company or transaction used as a comparison was identical to GCIC, GBDC or the Initial Merger. These analyses necessarily involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading or acquisition values of the companies concerned.
UBS believes that its analyses and the summary below must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, creates a misleading or incomplete view of the processes underlying UBS’ analyses and opinion. UBS did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion, but rather arrived at its ultimate opinion based on the results of analyses undertaken by it and assessed as a whole.
The estimates of the future performance of GCIC and GBDC provided by GC Advisors on behalf of each of GCIC and GBDC, in or underlying UBS’ analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than those estimates. In performing these analyses, UBS considered industry performance, general business and economic conditions and other matters, many of which were beyond GCIC’s and GBDC’s control. Estimates of the financial value of companies do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold or acquired.
The decision by the GCIC Independent Directors to recommend that GCIC enter into the Initial Merger was solely that of the GCIC Independent Directors, and the decision by GCIC to enter into the Merger was solely that of the GCIC Board. UBS’ opinion and financial analyses were only one of many factors considered by each of the GCIC Independent Directors and the GCIC Board in their evaluation of the Merger and should not be viewed as determinative of the views of the GCIC Independent Directors or the GCIC Board with respect to the Merger or the Exchange Ratio provided for in the Initial Merger.
The following is a brief summary of the material financial analyses performed by UBS and reviewed with each of the GCIC Independent Directors and the GCIC Board on November 27, 2018 in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order for UBS’ financial analyses to be fully understood, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of UBS’ financial analyses.
For purposes of its analyses, UBS calculated the Exchange Ratio as provided for in the Initial Merger by first applying the 6.25% premium that the GCIC Independent Directors agreed should be the premium for the transaction, to GCIC’s most recent NAV of  $15.00 per share of GCIC Common Stock as of September 30, 2018 provided by GC Advisors to derive an implied consideration per share of GCIC Common Stock of  $15.94. Next, UBS subtracted from the GBDC Common Stock closing market price as of November 26, 2018 of  $18.57 a special distribution to GBDC shareholders in the amount of  $0.12 per share multiplied by GBDC’s P/NAV (as defined below) multiple of 1.15x, at the direction of the GCIC Independent Directors, that GBDC had informed the GCIC Independent Directors it intended to pay to GBDC stockholders prior to the effective time of the Initial Merger to derive a hypothetical trading price of GBDC Common Stock following the payment of the special dividend of  $18.43. UBS divided the implied consideration per share of GCIC Common Stock of  $15.94 by the hypothetical GBDC Common Stock trading price post-special dividend of  $18.43 to derive an adjusted exchange ratio of 0.865. UBS then compared the Exchange Ratio in the Initial Merger to the implied exchange ratios derived from the selected companies analysis and the selected transaction analysis.
Selected Public Companies Analysis
UBS reviewed and compared certain stock market information, the P/NAV ratio and dividend yield for GCIC to corresponding information for the following publicly traded externally managed BDCs (collectively referred to as the selected companies):
•
Ares Capital Corporation (“Ares”)

•
Prospect Capital Corporation (“Prospect”)

•
Corporate Capital Trust, Inc. (“CCT”)

•
FS Investment Corporation (“FSIC”)

•
TPG Specialty Lending, Inc. (“TPG”)

•
GBDC

•
Apollo Investment Corporation (“Apollo”)

•
New Mountain Finance Corporation (“New Mountain”)

•
TCG BDC Inc. (“TCG”)

•
Solar Senior Capital ltd. (“Solar”)

•
Goldman Sachs BDC, Inc. (“GS BDC”)

•
BlackRock TCP Capital Corp. (“BlackRock”)

The selected companies used in UBS’ analysis are publicly traded BDCs with a market capitalization greater than $750 million, and a trading history of at least six months. They were chosen because they were deemed by UBS, based on its professional judgment and expertise, to be relevant.

UBS calculated the closing market price as of November 26, 2018 as a multiple of NAV, which is referred to as “P/NAV”. UBS also calculated each selected company’s most recently quarterly dividend as a percentage of such company’s closing market price as of November 26, 2018, which is referred to as “Dividend Yield”, using the companies’ most recent quarterly filings. The results of this analysis are shown in the table below.
BDC	Market Capitalization ($mm)	Price/NAV	Dividend Yield
Ares	$7,217.2	0.99x	9.2%
Prospect	2,492.6	0.73x	10.6%
CCT	1,705.4	0.71x	11.6%
FSIC	1,432.5	0.69x	12.7%
TPG	1,337.1	1.24x	7.6%
GBDC	1,117.3	1.15x	6.9%
Apollo	1,106.5	0.81x	11.5%
New Mountain	1,023.6	0.99x	10.1%
TCG	962.3	0.87x	9.6%
Solar	883.3	0.95x	7.8%
GS BDC	850.0	1.17x	8.5%
BlackRock	843.6	0.99x	10.0%
Median	0.97x	9.8%
Mean	0.94x	9.7%
The selected companies analysis indicated that the P/NAV multiples ranged from 0.69x to 1.24x, with a median of 0.97x and a mean of 0.94x. Applying that range to GCIC’s NAV of  $15.00 per share of GCIC Common Stock as of September 30, 2018 provided by GC Advisors and dividing the result by the GBDC Common Stock closing market price as of November 26, 2018 of  $18.57, the selected companies analysis provided a range of implied exchange ratios of 0.560 to 1.003.
The selected companies analysis also indicated that the Dividend Yield ranged from 6.9% to 12.7%, with a median of 9.8% and a mean of 9.7%. Applying that range to GCIC’s most recent quarterly net increase in net assets resulting from operations earned by GCIC as determined in accordance with GAAP (“GAAP Net Income”) of  $0.32 per share given GCIC’s dividend policy to distribute 100% of GAAP Net Income, and then dividing the implied share price by GCIC’s NAV of  $15.00 per share of GCIC Common Stock provided by GC Advisors, the selected companies analysis provided a range of implied P/NAV multiples for GCIC of 0.67x to 1.24x. Dividing the implied share prices of GCIC Common Stock by the GBDC Common Stock closing market price as of November 26, 2018 of  $18.57 provided a range of implied exchange ratios of 0.543 to 0.999.
Selected Transactions Analysis
UBS also analyzed certain publicly available information related to two groups of transactions in the BDC space. The first group consisted of mergers and acquisitions since 2013, where the target company was a non-distressed BDC. The second group consisted of IPOs since 2013 of externally-managed BDCs.
With respect to the first group, UBS calculated the target company’s P/NAV based on its closing market price one trading day prior to announcement of the transaction as a multiple of that company’s NAV.

The following table presents the results of this analysis of the first group of comparable transactions:
Selected Mergers and Acquisitions
Buyer	Target	Date Announced	Deal Value ($mm)	Total Equity ($mm)	% Premium to Price	Implied P/NAV
FSIC	CCT	July 2018	2,077	2,506	2%	0.86x
TCG	NF Investment Corp.	May 2017	156	156	N/A	1.00x
PennantPark Floating Rate Capital	MCG Capital Corporation	April 2015	176	176	16%	1.00x
Average						0.95x
With respect to the second group, UBS calculated and compared the P/NAV of the company’s initial offering price at the IPO as a multiple of such company’s NAV.
The following table presents the results of this analysis of the second group of comparable transactions:
Selected IPOs
Issuer	IPO Date	IPO Size ($mm)	P/NAV at IPO	Current P/NAV
Bain Capital	November 2018	$152	1.01x	0.92x
TCG	June 2017	175	1.01x	0.87x
Goldman Sachs BDC, Inc.	March 2015	138	1.03x	1.17x
Alcentra Capital Corporation	May 2014	111	1.02x	0.57x
TPG Specialty Lending	March 2014	129	1.04x	1.24x
Triple Point Venture Growth BDC Corp.	March 2014	144	1.04x	0.91x
CM Finance	February 2014	115	1.02x	0.63x
Capitala Finance Corp.	September 2013	80	0.98x	0.62x
Oaktree Strategic Income Corporation	July 2013	100	1.00x	0.84x
Garrison Capital	March 2013	92	1.00x	0.67x
Average		$124	1.02x	0.84x
While none of the selected transactions or companies that participated in the selected transactions are directly comparable to the Initial Merger or GCIC, each of the selected transactions used in UBS’ analysis are BDCs which were either publicly traded or were the subject of an IPO and were effected since 2013. They were chosen because they were deemed by UBS, based on its professional judgment and expertise, to be relevant.
With respect to the first group of selected transactions, analysis indicated that the P/NAV multiples ranged from 0.86x to 1.00x, with an average of 0.95x. Applying that range to GCIC’s NAV of  $15.00 per share of GCIC Common Stock provided by GC Advisors and dividing the result by the GBDC Common Stock closing market price as of November 26, 2018 of  $18.57, the selected transaction analysis of the first group of transactions provided a range of implied exchange ratios of 0.695 to 0.808.
With respect to the second group of selected transactions, the IPOs, selected transactions analysis indicated that the P/NAV multiples ranged from 0.98x to 1.04x, with an average of 1.02x. Applying that range to GCIC’s NAV of  $15.00 per share of GCIC Common Stock provided by GC Advisors and dividing the result by the GBDC Common Stock closing market price as of November 26, 2018 of  $18.57, the selected transaction analysis of the second group of transactions provided a range of implied exchange ratios of 0.791 to 0.844.
Miscellaneous
GCIC has agreed to pay UBS an aggregate fee of  $1.25 million for its financial advisory services in connection with the Initial Merger, of which $250,000 was payable upon execution of the engagement letter and the remaining $1.0 million is payable contingent upon consummation of the Initial Merger. In addition,

GCIC agreed to reimburse UBS for certain reasonable expenses, including fees, disbursements and other charges of counsel, and indemnify UBS and related parties against liabilities, including liabilities under federal securities laws, relating to, or arising out of, its engagement. In addition, in the event the Merger fails to close, GCIC has agreed to pay UBS a termination fee in an amount not to exceed $250,000 in certain circumstances. In the past, UBS and its affiliates have provided investment banking services to GBDC entities unrelated to the Merger, for which UBS and its affiliates have received or will receive compensation, including having acted as sole underwriter in connection with an offering of shares of GBDC Common Stock to the public in June 2017. Since November 1, 2016, with respect to the foregoing engagements, UBS and its affiliates have received or will receive aggregate compensation of less than $1 million. In the ordinary course of business, UBS, its affiliates and its and their respective employees may hold or trade, for their own accounts and the accounts of their customers loans, debt and/or equity securities of GBDC, and, accordingly, may at any time hold a long or short position in such securities.
The GCIC Independent Directors selected UBS as its financial advisor in connection with the evaluation of a Liquidity Event, including the Initial Merger, because UBS is an internationally recognized investment banking firm with substantial experience in similar transactions. UBS is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities and private placements.
Regulatory Approvals Required for the Merger
The obligations of GBDC and GCIC to complete the Merger are subject to the satisfaction or, where permissible, waiver of certain conditions, including the condition that all regulatory approvals required by law to consummate the transactions contemplated by the Merger Agreement, including the Merger, have been obtained and remain in full force and effect, and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act). GBDC and GCIC have agreed to cooperate with each other and use their reasonable best efforts to obtain all consents, authorizations, approvals, exemptions or nonobjections from any governmental or regulatory authority necessary to consummate the Merger.
There can be no assurance that such regulatory approvals will be obtained, that such approvals will be received on a timely basis or that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following completion of the Merger.
Third-Party Consents Required for the Merger
Under the Merger Agreement, each of GBDC’s and GCIC’s obligation to complete the Merger is subject to the prior receipt of certain approvals, confirmations and consents required to be obtained from certain agents, lenders, derivative counterparties, noteholders and other parties. As of the date of this joint proxy statement/prospectus, GBDC and GCIC believe that, subject to the satisfaction of certain conditions, they have obtained all necessary third-party consents other than stockholder approval and derivative counterparty consents.
GBDC and GCIC have agreed to cooperate with each other and use their reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to obtain as promptly as practicable all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the transactions contemplated by the Merger Agreement, including the Merger, in the most expeditious manner practicable. There can be no assurance that any permits, consents, approvals, confirmations or authorizations will be obtained or that such permits, consents, approvals, confirmations or authorizations will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a material adverse effect on the financial condition, results of operations, assets or business of the combined company following the Merger.

DESCRIPTION OF THE MERGER AGREEMENT
The following summary, which includes the material terms of the Merger Agreement, is qualified by reference to the complete text of the Merger Agreement, which is attached as Annex B to this joint proxy statement/prospectus and is incorporated by reference in this joint proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. GBDC and GCIC encourage you to read the Merger Agreement carefully and in its entirety.
Structure of the Merger
Pursuant to the terms of the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into GCIC. GCIC will be the surviving company and will continue its existence as a corporation under the laws of the State of Maryland. As of the Effective Time, the separate corporate existence of Merger Sub will cease. Immediately after the occurrence of the Effective Time, in the Subsequent Merger, the surviving company will merge with and into GBDC in accordance with the MGCL and DGCL, with GBDC as the surviving entity.
Closing; Completion of the Proposed Merger
It is currently expected that the Merger will be completed promptly following receipt of the required stockholder approvals at the GBDC Special Meeting and the GCIC Special Meeting and satisfaction of the other closing conditions set forth in the Merger Agreement. The Subsequent Merger will occur immediately after the Merger is completed.
The Merger will occur no later than five (5) business days after the satisfaction or waiver of the conditions to closing set forth in the Merger Agreement or at another time as may be agreed to in writing by GBDC and GCIC. The Subsequent Merger will occur immediately after the Merger is completed. If the adoption of the Merger Agreement is approved at the GCIC Special Meeting and each of the amendment to the GBDC certificate of incorporation, the issuance of the shares of GBDC Common Stock to be issued pursuant to the Merger Agreement and the New Investment Advisory Agreement is approved at GBDC Special Meeting, and the other conditions to closing the Merger are satisfied or waived, GBDC and GCIC expect to complete the Merger in the third quarter of calendar year 2019.
Merger Consideration
If the Merger is consummated, each GCIC stockholder will be entitled to receive for each share of GCIC Common Stock, 0.865 shares of GBDC Common Stock, which is the “Exchange Ratio,” and the payment of cash in lieu of fractional shares.
The Exchange Ratio will be appropriately adjusted only if, between the date of the Merger Agreement and the effective time of the Merger, the respective outstanding shares of GBDC Common Stock or GCIC Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be declared with a record date within such period
No fractional shares of GBDC Common Stock will be issued upon the conversion of GCIC Common Stock into GBDC Common Stock, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a holder of GBDC Common Stock. Each holder of shares of GCIC Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of GBDC Common Stock will receive, in lieu thereof, cash (without interest) in an amount equal to the product of  (i) such fractional part of a share of GBDC Common Stock multiplied by (ii) the average GBDC stock price.
Dividends and Distributions
No dividends or other distributions with respect to the GBDC Common Stock will be paid to the holder of any unsurrendered shares of GCIC Common Stock with respect to the shares of the GBDC Common Stock represented thereby. Following the closing of the Merger, the record holders of such shares shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of GBDC Common Stock represented by such shares of GCIC Common Stock and not paid and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to shares of GBDC Common Stock represented by such shares of GCIC Common Stock with a record date after the Effective Time (but before such surrender date) and with a payment date subsequent to the issuance of the GBDC Common Stock issuable with respect to such shares of GCIC Common Stock.
Conversion of Shares; Exchange of Shares
At the Effective Time, each share of GCIC Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive the Merger Consideration. Each such share of GCIC Common Stock will no longer be outstanding and will be automatically canceled and cease to exist, with the holders of such shares ceasing to have any rights with respect to any GCIC Common Stock other than the right to Merger Consideration upon the surrender of such shares of GCIC Common Stock in accordance with the terms of the Merger Agreement.
After the Effective Time, no registration of transfers on the stock transfer books of GCIC, other than to settle transfers that occurred prior to the Effective Time, will occur. If shares of GCIC Common Stock are presented for transfer to the exchange agent, such shares will be cancelled against delivery of the applicable Merger Consideration.
Withholding
GBDC or the exchange agent, as applicable, will be entitled to deduct and withhold from any amounts payable to any GCIC stockholder such amounts as each determines in good faith are required to be deducted and withheld with respect to the making of such payment under applicable tax laws. If any amounts are withheld and paid over to the appropriate governmental entity, such withheld amounts will be treated as having been paid to the GCIC stockholders from whom they were withheld.
Representations and Warranties
The Merger Agreement contains representations and warranties of GBDC, GCIC and GC Advisors relating to their respective businesses. With the exception of certain representations that must be true and correct in all or virtually all respects, or in all material respects, no representation or warranty will be deemed untrue, and neither party will be deemed to have breached a representation or warranty as a consequence of the existence of any fact, circumstance or event unless such fact, circumstance or event, individually or when taken together with all other facts, circumstances and events inconsistent with any representation made by such party (without considering “materiality” or “material adverse effect” qualifications), has had or is reasonably expected to have a material adverse effect (as defined below). The representations and warranties in the Merger Agreement will not survive after the Effective Time.
The Merger Agreement contains representations and warranties by each of GBDC and GCIC, subject to specified exceptions and qualifications, relating to, among other things:
•
corporate organization, including incorporation, qualification and subsidiaries;

•
capitalization;

•
power and authority to execute, deliver and perform obligations under the Merger Agreement;

•
the absence of violations of  (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;

•
required government filings and consents;

•
SEC reports and financial statements;

•
internal controls and disclosure controls and procedures;

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broker’s fees;

•
absence of certain changes and actions since September 30, 2018;

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compliance with applicable laws and permits;

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state takeover laws;

•
the accuracy and completeness of information supplied for inclusion in this document and other governmental filings in connection with the Merger;

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tax matters;

•
absence of certain litigation, orders or investigations;

•
employment and labor matters, including with respect to any employee benefit plans;

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material contracts and certain other types of contracts;

•
insurance coverage;

•
intellectual property matters;

•
environmental matters;

•
no real property ownership or leases;

•
investment assets;

•
absence of appraisal rights; and

•
the value of certain investment assets.

The Merger Agreement contains representations and warranties by GC Advisors, subject to specified exceptions and qualifications, relating to:
•
organization and qualification;

•
power and authority to execute, deliver and perform obligations under the Merger Agreement;

•
the absence of violations of  (1) organizational documents, (2) laws or orders or (3) permits, contracts or other obligations;

•
compliance with applicable laws and permits;

•
absence of certain litigation, orders or investigations;

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the value of investment assets owned by GCIC and GBDC;

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the accuracy of information supplied or to be supplied by GC Advisors for inclusion in this joint proxy statement/prospectus;

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the participation in the Merger by GCIC and GBDC and the impact of the Merger on the existing stockholders of GCIC and GBDC;

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the financial resources of GC Advisors;

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the forbearances applicable to GCIC and GBDC set forth in the Merger Agreement; and

•
the representations and warranties made by GCIC and GBDC in the Merger Agreement.

These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement and may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than to establish matters as facts. The Merger Agreement is described in, and included as Annex B to, this document only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the parties or their respective businesses. Accordingly, the representations and warranties and other provisions of the Merger Agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this document.

For purposes of the Merger Agreement, “material adverse effect” with respect to GBDC, GCIC or GC Advisors, as applicable, means, any event, development, change, effect or occurrence that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (1) the business, operations, condition (financial or otherwise) or results of operations of such party and its subsidiaries, taken as a whole or (2) the ability of such party to timely perform its material obligations under the Merger Agreement or consummate the Merger and the transactions contemplated thereby. None of the following events, developments, changes, effects or occurrences, among others, will constitute or be taken into account in determining whether a material adverse effect has occurred or is reasonably expected to occur with respect to clause (1) in the immediately preceding sentence:
•
changes in general economic, social or political conditions or financial markets in general;

•
general changes or developments in the industries in which such party and its subsidiaries operate, including general changes in law across such industries;

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the announcement of the Merger Agreement or the transactions contemplated thereby or the identities of the parties to the Merger Agreement; and

•
any failure to meet internal or published projections or forecasts for any period, or, in the case of GBDC, any decline in the price of shares of GBDC Common Stock on the Nasdaq or trading volume of GBDC Common Stock (provided that the underlying cause of such failure or decline will be considered in determining whether there is a material adverse effect).

The events, developments, changes, effects and occurrences set forth in the first two bullets in the immediately preceding paragraph will otherwise be taken into account in determining whether a material adverse effect has occurred to the extent such events, developments, changes, effects or occurrences have a materially disproportionate adverse impact on such party and its subsidiaries taken as whole relative to other participants in the same industries in which such party conducts its businesses.
Conduct of Business Pending Completion of the Merger
Each of GBDC and GCIC has undertaken covenants that place restrictions on it and certain of its subsidiaries until the completion of the Merger. In general, each of GBDC and GCIC has agreed that before the completion of the Merger, except as may be required by law, as expressly contemplated by the Merger Agreement, as set forth in its disclosure schedules or with the prior written consent of the other parties to the Merger Agreement, it will, and will cause each of its subsidiaries to, conduct its business in the ordinary course of business and consistent with each of GBDC’s and GCIC’s investment objectives and policies and publicly disclosed, respectively, and use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.
In addition, before the completion of the Merger, each of GBDC and GCIC has agreed that, except as may be required by law or as expressly contemplated by the Merger Agreement or as set forth in the its disclosure schedules it will not, and will not permit any of its subsidiaries to, directly or indirectly, without the prior written consent of GBDC or GCIC, as applicable:
•
other than pursuant to its dividend reinvestment plan or, with respect to GCIC, pursuant to capital calls with respect to subscription agreements entered into by GCIC prior to the date of the Merger Agreement or, with respect to GBDC, in a public or private offering consistent with past practices of GBDC at prices at or above the NAV per share of GBDC Common Stock as of such offering, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of  (i) any shares of its capital stock, (ii) any voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other rights to acquire, any such shares or other securities;

•
(i) make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular cash distributions payable on a quarterly basis consistent with past practices and its investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for it to maintain its qualification as a RIC, (C) dividends payable by any of its direct or indirect wholly owned subsidiaries to GBDC or GCIC, as applicable, or another direct or indirect wholly owned subsidiary or (D) in the case of

GCIC, a final tax dividend for the period ending on the date the transactions contemplated by the Merger Agreement are consummated as required by law in order for GCIC to maintain is qualification as a RIC and, in the case of GBDC, the previously declared special distribution of $0.12 per share payable on December 28, 2018 to holders of record of GBDC Common Stock as of December 12, 2018; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock; or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock;
•
sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for sales, transfers, leases, mortgages, encumbrances or other dispositions (i) in the ordinary course of business and consistent with its investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure permitted indebtedness by it or any of its subsidiaries, which includes indebtedness incurred after execution of the Merger Agreement consistent with past practices of GBDC or GCIC, as applicable, pursuant to the terms of such indebtedness;

•
acquire or agree to acquire all or any portion of the assets, business or properties of any other person or entity, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction consistent with its investment objectives and policies as publicly disclosed;

•
amend any of its governing documents or similar governing documents of any of its subsidiaries (other than, with respect to GBDC, to increase the number of shares of authorized GBDC Common Stock);

•
implement or adopt any material change in its tax or financial accounting principles, practices or methods, other than as required by applicable law, GAAP, the SEC or applicable regulatory requirements;

•
hire any employees or establish, become a party to or commit to adopt any employee benefit plan;

•
take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Merger or (ii) prevent the Merger from qualifying as a “reorganization” under Section 368(a) of the Code;

•
incur any indebtedness or guarantee any indebtedness of another person or entity, except for draw-downs with respect to certain existing financing arrangements and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and other permitted indebtedness;

•
make or agree to make any new capital expenditure, except for obligations to fund commitments to portfolio companies entered into in the ordinary course of business and consistent with its investment objectives and policies as publicly disclosed;

•
file or amend any material tax return other than in the ordinary course of business and consistent with its investment objectives and policies; make, change or revoke any tax election; or settle or compromise any material tax liability or refund;

•
take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause it to fail to qualify or not be subject to tax as a RIC;

•
enter into any new line of business (except for any portfolio companies in which it or any of its subsidiaries has made a debt or equity investment that is, would or should be reflected in the schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC);

•
other than in the ordinary course of business and consistent with its investment objectives and policies as publicly disclosed enter into any material contract;

•
other than in the ordinary course of business and consistent with its investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any material contract;

•
settle any proceeding against it, except for proceedings that (i) are settled in the ordinary course of business consistent with past practice and its investment objectives and policies as publicly disclosed in an amount not in excess of  $250,000 in the aggregate (after reduction by any insurance proceeds actually received), (ii) would not impose any material restriction on the conduct of business of it or any of its subsidiaries or, after the Effective Time, GBDC, the surviving company or any of their subsidiaries, and (iii) would not admit liability, guilt or fault;

•
other than in the ordinary course of business and consistent with its investment objectives and policies as publicly disclosed, (i) pay, discharge or satisfy any indebtedness for borrowed money, other than the payment, discharge or satisfaction required indebtedness permitted under the terms of the Merger Agreement or (ii) cancel any material indebtedness;

•
except as contemplated by the Merger Agreement, merge or consolidate GBDC or GCIC, as applicable, or any of its subsidiaries with any person or entity or enter into any other similar extraordinary corporate transaction with any person or entity, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of it or any of its subsidiaries;

•
with respect to GCIC, enter into any new subscription agreements for the sale of shares of GCIC Common Stock; or

•
agree to take, make any commitment to take, or adopt any resolutions authorizing, any of the foregoing actions.

Additional Agreements
Further Assurances; Regulatory Matters
The Merger Agreement contains covenants relating to the preparation of this document, the holding of the GBDC Special Meeting and the GCIC Special Meeting, access to information of the other party, obtaining certain regulatory and third party consents, publicity, tax matters and takeover statutes and provisions. The Merger Agreement obligates the parties to cooperate with each other and use reasonable best efforts to take all actions, and to do all things necessary to obtain as promptly as practicable all permits of all governmental entities, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits of all governmental entities and all permits, consents, approvals, confirmations and authorizations of all third parties that are necessary or advisable, to consummate the transactions (including the Merger), and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and governmental entities.
The parties are required to file any required applications, notices or other filings under the HSR Act as promptly as practicable. In connection with such filings, the parties are required to cooperate with one another, to keep the other party informed of any communications received from governmental entities and permit the other party to review such communications. The parties must consult with each other with respect to the obtaining of all other permits, consents, approvals and authorizations of all third parties and permits of all governmental entities necessary or advisable to consummate the transactions contemplated by the Merger Agreement (including the Merger), and each party must keep the other reasonably apprised of the status of matters relating to completion of the Merger. The parties are not required to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the Merger, other than the consent fees set forth in the disclosure schedules to the Merger Agreement.
Stockholder Approval
GCIC has agreed to hold the GCIC Special Meeting as promptly as practicable following the effectiveness of this joint proxy statement/prospectus for the purpose of obtaining the approval of GCIC stockholders of the Merger Proposal. GCIC will be required to use its reasonable best efforts to obtain from its stockholders the vote required to approve the Merger Proposal, and such obligations will not be affected by the existence of any takeover proposals or any adverse recommendation change made by GCIC.
Similarly, GBDC has agreed to hold the GBDC Special Meeting as promptly as practicable following the effectiveness of this joint proxy statement/prospectus for the purpose of obtaining the approval of GBDC stockholders of the Certificate of Incorporation Amendment Proposal, the Merger Stock Issuance Proposal and the Advisory Agreement Amendment Proposal. GBDC will be required to use its reasonable best efforts to obtain from its stockholders the vote required to approve the Certificate of Incorporation Amendment Proposal, Merger Stock Issuance Proposal and the Advisory Agreement Amendment Proposal, and such obligations will not be affected by the existence of any adverse recommendation change made by GBDC.
Nasdaq Listing
GBDC is required to use reasonable best efforts to cause the shares comprising the Merger Consideration to be approved for listing on the Nasdaq at or prior to the Effective Time.
Indemnification; Directors’ and Officers’ Insurance
GBDC has agreed to indemnify, defend and hold harmless, and advance expenses, to the present and former directors and officers of GCIC or any of its subsidiaries, collectively, the “D&O Indemnified Parties,” with respect to all acts or omissions in such capacities at any time prior to the Effective Time (including any matters arising in connection with the Merger Agreement or the transactions contemplated thereby), to the fullest extent permitted by applicable law. If an indemnified liability arises, (i) GBDC has agreed to advance the applicable D&O Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred so long as such D&O Indemnified Party, or someone on his or her behalf, undertakes to repay such advanced expenses if he or she is ultimately determined to be not entitled to indemnification and (ii) GBDC and the applicable D&O Indemnified Party will cooperate in the defense of such matter.
Unless GBDC and GCIC shall otherwise agree, unless GCIC has purchased a “tail” policy prior to the Effective Time as provided below, for at least six (6) years after the Effective Time, GBDC or its successor will be required to pay for and maintain in full force and effect, a “tail” policy for the extension of the directors’ and officers’ liability coverage of GCIC’s existing directors’ and officers’ insurance policies, with coverage and amounts not less than, and terms and conditions that are not materially less advantageous to the insureds as, GCIC’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (provided that GBDC will not be required to pay an annual premium for such insurance in excess of 300% of the aggregate annual premiums currently paid by GCIC on an annualized basis, but in such case will purchase as much of such coverage as possible for such amount). If GBDC or any of its successors or assigns consolidates or merges into another entity and is not the surviving entity, or transfers all or substantially all of its assets to another entity, then GBDC will cause such other entity to assume the foregoing obligations.
No Solicitation
Each of GCIC and GBDC has agreed to, and to cause its affiliates, subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents to, immediately cease and cause to be terminated all discussions or negotiations with respect to, or that are intended to or could reasonably be expected to lead to, a “Takeover Proposal” (as described below) from a third party and not to directly or indirectly: (i) solicit or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal or enter into any contract or understanding requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Merger or any other transaction contemplated by the Merger Agreement; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any person (other than GBDC, GCIC and their respective affiliates) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) (x) grant any approval pursuant to any takeover statute to any person (other than GBDC, GCIC and or its respective affiliates) or with respect to any transaction (other than the transactions contemplated by the Merger Agreement) or (y) waive or release under any standstill or any similar agreement with respect to equity securities of GCIC or GBDC. If GCIC or GBDC receives a Takeover Proposal or similar request for information, it must notify GBDC or GCIC, as applicable, as promptly as reasonably practicable (and in any event within twenty-four (24) hours), provide the other party with copies of any written materials received by it in connection thereto (including the identity of the potential acquirer), and keep the other party informed on a reasonably current basis of the status (including the status of negotiations) of such Takeover Proposal or similar request for information.
GCIC and GBDC Recommendations
GCIC Recommendation
If, prior to the GCIC Special Meeting, (i) GCIC receives a bona fide unsolicited Takeover Proposal from a third party, (ii) the GCIC Board, including a majority of the GCIC Independent Directors, determines in good faith, after consultation with its outside legal counsel that (x) failure to consider such Takeover Proposal would reasonably likely be a breach of the standard of conduct applicable to the directors of GCIC under applicable law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a “GCIC Superior Proposal”; and (iii) GCIC gives GBDC at least two (2) Business Days prior written notice of the identity of the third party making such Takeover Proposal, the terms and conditions of such Takeover Proposal and GCIC’s intention to furnish information to, or participate in discussions or negotiations with, such third party, then GCIC may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied, including providing notice to GBDC within twenty-four (24) hours after determining that a Takeover Proposal constitutes a GCIC Superior Proposal.
In addition, GCIC may take other actions if the GCIC Board, including a majority of the GCIC Independent Directors, determines (by a majority of its members), after consultation with its outside counsel, that the continued recommendation of the Merger Proposal to its stockholders would reasonably likely be a breach of the standard of conduct applicable to the directors of GCIC under applicable law as a result of a GCIC Superior Proposal, including withdrawing, qualifying, or modifying the recommendation of the GCIC Board that the stockholders of GCIC approve the Merger or taking any other action inconsistent with such recommendation, a “GCIC Adverse Recommendation Change.” GCIC may terminate the Merger Agreement and enter into an agreement with a third party who makes a GCIC Superior Proposal, subject to negotiating in good faith to amend the Merger Agreement so that the GCIC Superior Proposal is no longer deemed a GCIC Superior Proposal and satisfying certain other procedural requirements. Other than in connection with a Takeover Proposal, nothing in the Merger Agreement will prohibit or restrict the GCIC Board from withdrawing or qualifying or publicly propose to withdraw or qualify the approval, adoption, recommendation or declaration of the Merger Proposal in response to an Intervening Event, subject to the procedures set forth in the Merger Agreement.
GBDC Recommendation
If, prior to the GBDC Special Meeting, (i) GBDC receives a bona fide unsolicited Takeover Proposal from a third party, (ii) the GBDC Board, including a majority of the GBDC Independent Directors, determines in good faith, after consultation with its outside legal counsel that (x) failure to consider such Takeover Proposal would reasonably likely be a breach of the standard of conduct applicable to the directors of GBDC under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a “GBDC Superior Proposal”; and (iii) GBDC gives GCIC at least two (2) Business Days prior written notice of the identity of the third party making such Takeover Proposal, the terms and conditions of such Takeover Proposal and GBDC’s intention to furnish information to, or participate in discussions or negotiations with, such third party then GBDC may engage in discussions and negotiations with such third party so long as certain notice and other procedural requirements are satisfied, including providing notice to GCIC within twenty-four (24) hours after determining that a Takeover Proposal constitutes a GBDC Superior Proposal.
In addition, GBDC may take other actions if the GBDC Board, including a majority of the GBDC Independent Directors, determines (by a majority of its members), after consultation with its outside counsel, that the continued recommendation of the Merger Stock Issuance Proposal to its stockholders would reasonably likely be a breach of the standard of conduct applicable to the directors of GBDC as a result of a GBDC Superior Proposal, including withdrawing, qualifying, or modifying the recommendation of the GBDC Board that the stockholders of GBDC approve the Merger Stock Issuance Proposal or taking any other action inconsistent with such recommendation, a “GBDC Adverse Recommendation Change.” GBDC may terminate the Merger Agreement and enter into an agreement with a third party who makes a GBDC Superior Proposal, subject to negotiating in good faith to amend the Merger Agreement so that the GBDC Superior Proposal is no longer deemed a GBDC Superior Proposal and satisfying certain other procedural requirements. Other than in connection with a Takeover Proposal, nothing in the Merger Agreement shall prohibit or restrict the GBDC Board from withdrawing or qualifying or publicly propose to withdraw or qualify the approval, adoption, recommendation or declaration of the Certificate of Incorporation Amendment Proposal, the Merger Stock Issuance Proposal and the Advisory Agreement Amendment Proposal in response to an Intervening Event, subject to the procedures set forth in the Merger Agreement.
Related Definitions
For purposes of the Merger Agreement:
•
“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any person or group of persons (other than GBDC, GCIC or any of their affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving GCIC or GBDC or any of its subsidiaries or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of  (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of GCIC or GBDC, as applicable, and its respective subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, GCIC or GBDC, as applicable, or in any of its subsidiaries, in each case other than the Merger and the other transactions contemplated thereby.

•
“GCIC Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, GCIC or any of its subsidiaries or by any of their respective affiliates or representatives in violation of the Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of GCIC or more than 75% of the assets GCIC on a consolidated basis (a) on terms which the GCIC Board determines in good faith to be superior for the stockholders of GCIC (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by GBDC), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined by the GCIC Board (including a majority of the GCIC Independent Directors) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

•
“GBDC Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, GBDC or any of its subsidiaries or by any of their respective affiliates or representatives in violation of the Merger Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of GBDC or more than 75% of the assets GBDC on a consolidated basis (a) on terms which the GBDC Board determines in good faith to be superior for the stockholders of GBDC (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by GCIC), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined by the GBDC Board (including a majority of the Independent Directors of GBDC) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.
•
“Intervening Event” means with respect to any party any event, change or development first occurring or arising after the date of the Merger Agreement that is material to, as applicable, GBDC and its subsidiaries, taken as a whole, or GCIC and its subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, any member of the party’s board of directors, as of or prior to the date of the Merger Agreement and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to, the Merger Agreement; provided, however, that in no event will the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of  “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price, or change in trading volume, of the GCIC Common Stock or GBDC Common Stock (provided, however, that the exception to this clause (b) will not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred); (c) changes in general economic, social or political conditions or the financial markets in general; or (d) general changes or developments in the industries in which the applicable party and its Consolidated Subsidiaries operate, including general changes in law after the date hereof across such industries.

Other than as described herein, neither GCIC nor the GCIC Board may make any GCIC Adverse Recommendation Change, and no GCIC Adverse Recommendation Change will change the approval of the Merger Proposal or any other approval of the GCIC Board, including in any respect that would have the effect of causing any takeover statue or similar statute to be applicable to the transactions contemplated by the Merger Agreement.
Access to Information
Upon reasonable notice, except as may otherwise be restricted by applicable law, each of GCIC and GBDC will, and will cause its subsidiaries, to afford to the directors, officers, accountants, counsel, advisors and other representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, contracts, and records and, during such period, such party will, and will cause its subsidiaries to, make available to the other party (including via EDGAR) all other information concerning its business and properties as the other party may reasonably request.
Publicity
GCIC and GBDC each shall consult with the other before issuing or causing the publication of any press release or other public announcement with respect to the transactions contemplated by the Merger Agreement, except as may be required by applicable law, the rules and regulations of the Nasdaq and, to the extent such press release or disclosure is issued or made, GBDC or GCIC, as applicable, shall have used commercially reasonable efforts to advise the other party of, and consult with the other party regarding, the text of such disclosure.

Takeover Statutes and Provisions
Neither GBDC nor GCIC will take any action that would cause the transactions actions contemplated by the Merger Agreement to be subject to the requirements imposed by any takeover statute, and each of GBDC and GCIC shall take all necessary steps within its control to exempt such transactions from any applicable takeover statute.
Tax Matters
GBDC and GCIC shall each obtain an opinion from Dechert LLP, as counsel to GBDC and to GCIC, generally to the effect that the Merger will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code.
Stockholder Litigation
The parties to the Merger Agreement shall reasonably cooperate and consult with one another in connection with defense and settlement of any proceeding by GCIC’s stockholders or GBDC’s stockholders against any of them or any of their respective directors, officers or affiliates with respect to the Merger Agreement or the transactions contemplated thereby, and each of GCIC and GBDC shall keep the other party reasonably informed of any material developments in connections with any such proceeding brought by its stockholders and shall not settle any such proceeding without the prior written consent of the other party.
Section 16 Matters
Prior to the Effective Time, the board of directors of each of GBDC and GCIC shall take all such steps as may be required to cause any dispositions of GCIC Common Stock or acquisitions of GBDC Common Stock resulting from the transactions contemplated by the Merger Agreement by each individual who is subject to the reporting requirements of Section 16(a) for the Exchange Act with respect to GCIC or will become subject to such reporting requirements with respect to GBDC, in each case, to be exempt pursuant to Rule 16b-3.
No Other Representations or Warranties
The parties acknowledge and agree that except for the representations contained in the Merger Agreement, none of GC Advisors, GCIC, GBDC or any of GCIC’s or GBDC’s subsidiaries or any other person acting on behalf of the foregoing makes any representation or warranty, express or implied.
Termination of GCIC Agreements
Immediately after the occurrence of the Effective Time and prior to the Subsequent Merger, the GCIC Investment Advisory, the GCIC Administration Agreement and the trademark license agreement by and between GCIC and Golub Capital LLC shall be automatically terminated and of no further force and effect. As a result, under the GCIC Investment Advisory Agreement, GCIC would pay to GC Advisors a Capital Gain Incentive Fee as calculated in accordance with the GCIC Investment Advisory Agreement.
The Initial Merger results in the effective sale of GCIC and all of its assets and liabilities to GBDC and the Merger Agreement provides for the termination of the GCIC Investment Advisory Agreement, which would require a final calculation of the capital gain incentive fee as of the termination date. The final calculation of the capital gain incentive fee will treat all of GCIC’s investments as being sold at their respective fair values on the date immediately preceding the closing of the Merger. Assuming the Initial Merger had been completed on March 31, 2019, GCIC would have a payment to GC Advisors of a Capital Gain Incentive Fee of  $1.2 million pursuant to the GCIC Investment Advisory Agreement upon its termination immediately following the closing of the Initial Merger. The premium to NAV paid for the shares of GCIC Common Stock in the Merger would also require GCIC to pay a Subordinated Liquidation Incentive Fee to GC Advisors in the amount of  $2.5 million as a result of the purchase premium paid by GBDC based on the closing market price of GBDC Common Stock on July 2, 2019.

Coordination of Dividends
GBDC and GCIC shall coordinate with each other in designating the record and payment dates for any quarterly dividends or distributions to its stockholders declared in accordance with the Merger Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur, and neither GBDC nor GCIC shall authorize or declare any dividend or distributions to stockholders after the Determination Date at any time on or before the Closing Date; provided, however, that the foregoing shall not prohibit GBDC or GCIC from authorizing, declaring or paying any dividend or distribution to its stockholders solely payable in cash to the extent such dividend or distribution is take into account in determining the GCIC net asset value and/or the GBDC net asset value, as applicable, in each case as of the Determination Date, including a tax dividend.
Conditions to Closing the Merger
Conditions to Each Party’s Obligations to Effect the Merger
The obligations of GBDC and GCIC to complete the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:
•
the required approvals of GBDC and GCIC stockholders, including, with respect to GBDC, the Certificate of Incorporation Amendment Proposal, the Merger Stock Issuance Proposal and the Advisory Agreement Amendment Proposal, and, with respect to GCIC, the Merger Proposal, are obtained at their respective stockholder meetings;

•
the shares of GBDC stock to be issued in the Merger have been authorized for listing on the Nasdaq, subject to official notice of issuance;

•
the registration statement, of which this joint proxy statement/prospectus forms a part, has become effective and no stop order suspending its effectiveness has been issued and no proceedings for that purpose have been initiated by the SEC, and any necessary state securities or “blue sky” authorizations have been received;

•
no order issued by any court or agency of competent jurisdiction or other law preventing, enjoining, restraining or making illegal the consummation of the Merger or any of the other transactions contemplated thereby is in effect;

•
all regulatory approvals required by applicable law to consummate the Merger have been obtained and remain in full force and effect and all statutory waiting periods required by applicable law in respect thereof have expired (including expiration of the applicable waiting period under the HSR Act);

•
no proceeding by any governmental entity of competent jurisdiction is pending that challenges the Merger or any of the other transactions contemplated by the Merger Agreement or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement; and

•
the determination of the GCIC NAV and the GBDC NAV, in each case as of the Determination Date, have been completed in accordance with the Merger Agreement, and that, as of the Determination Date, both (a) the product of the Exchange Ratio and the greater of  (i) the closing market price and (ii) the NAV per share of the GBDC Common Stock is greater than or equal to the NAV per share of GCIC Common Stock and (b) the product of the Exchange Ratio and the NAV per share of the GBDC Common Stock is less than or equal to the NAV per share of the GCIC Common Stock.

Conditions to Obligations of GBDC and Merger Sub to Effect the Merger
The obligations of GBDC and Merger Sub to effect the Merger are also subject to the satisfaction, or waiver by GBDC, at or prior to the Effective Time, of the following conditions:
•
the representations and warranties of GCIC, pertaining to:

(1)
the authorized and outstanding capital stock of GCIC are true and correct in all respects as of the date of the Merger Agreement and the Closing Date other than for de minimis inaccuracies (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

(2)
absence of events reasonably expected to have a material adverse effect with respect to GCIC is true and correct in all respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

(3)
authority, no violation, brokers, state takeover laws and appraisal rights, in each case, are true and correct in all material respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and

(4)
all other representations contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement date and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided that this condition will be deemed satisfied even if any such representations and warranties of GCIC are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to GCIC;

•
the representations and warranties of GC Advisors contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date); provided that this condition will be deemed satisfied even if any such representations and warranties of GC Advisors are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to GBDC;

•
GCIC has performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time, and GBDC has received a certificate signed on behalf of GCIC by an executive officer of GCIC to such effect;

•
since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of GCIC;

•
GCIC will have delivered a certificate that it is not and has not been within the past five years a “United States real property holding corporation” within the meaning of Section 897 of the Code; and

•
GBDC has received the opinion of its counsel substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Initial Merger and Subsequent Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code; provided that if counsel for GBDC will not render such an opinion, counsel for GCIC may render such opinion to GBDC.
Conditions to Obligations of GCIC to Effect the Merger
The obligation of GCIC to effect the Merger is also subject to the satisfaction, or waiver by GBDC, at or prior to the Effective Time, of the following conditions:
•
the representations and warranties of GBDC and Merger Sub, pertaining to:

(1)
the authorized and outstanding capital stock of GBDC are true and correct in all respects as of the date of the Merger Agreement and the Closing Date other than for de minimis inaccuracies (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

(2)
absence of events reasonably expected to have a material adverse effect with respect to GBDC is true and correct in all respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

(3)
authority, no violation and brokers, in each case, are true and correct in all material respects as of the date of the Merger Agreement and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and

(4)
all other representations contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement date and the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided that this condition shall be deemed satisfied even if any such representations and warranties of GBDC are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to GBDC;

•
the representations and warranties of GC Advisors contained in the Merger Agreement are true and correct, without giving effect to any materiality or material adverse effect qualifications stated therein, as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); provided, that this condition shall be deemed satisfied even if any such representations and warranties of GC Advisors are not so true and correct, unless the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect with respect to GCIC;

•
each of GBDC and Merger Sub has performed in all material respects all obligations required to be performed by it under the Merger Agreement at or prior to the Effective Time, and GCIC has received a certificate signed on behalf of GBDC by an executive officer of GBDC to such effect;

•
since the date of the Merger Agreement, there has not occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a material adverse effect in respect of GBDC; and

•
GCIC has received the opinion of its counsel substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Initial Merger and Subsequent Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code; provided, that if counsel for GCIC will not render such an opinion, counsel for GBDC may render such opinion to GCIC.
Frustration of Closing Conditions
No party to the Merger Agreement may rely on the failure of any condition applicable to the other party to be satisfied to excuse performance by such party of its obligations under the Merger Agreement if such failure was caused by such party’s failure to act in good faith or use its commercially reasonable efforts to consummate the Merger and the transactions contemplated thereby.
Termination of the Merger Agreement
Right to Terminate
The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the Merger Proposal by the stockholders of GCIC or the Merger Stock Issuance Proposal by the stockholders of GBDC:
•
by mutual consent of GCIC and GBDC, including a majority of the Independent Directors of GCIC and GBDC, respectively;

•
by either GCIC or GBDC, if:

•
any governmental entity takes any final and non-appealable action that permanently restrains, enjoins or prohibits the transactions contemplated by the Merger Agreement;

•
the Merger has not been completed on or before November 27, 2019 (the “Termination Date”), provided that the right to terminate the Merger Agreement on this basis shall not be available to any party whose failure to fulfill in any material respect any of its obligations under the Merger Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Termination Date;

•
the requisite GCIC stockholder approval, including approval of the Merger Proposal, is not obtained; or

•
the requisite GBDC stockholder approval, including approval of the Certificate of Incorporation Amendment Proposal, the Merger Stock Issuance Proposal and the Advisory Agreement Amendment Proposal, is not obtained, provided, however, that the right to terminate the Merger Agreement pursuant to any of the foregoing will not be available to any party that has breached in any material respect its obligations in any manner that has been the principal cause of or resulted in the failure to consummate the transactions contemplated by the Merger Agreement.
•
by GCIC, if:

•
GBDC or Merger Sub breaches or fails to perform any of their respective representations, warranties and covenants under the Merger Agreement, which breach would result in the failure of certain GCIC closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by GCIC to GBDC (provided that GCIC is not then in material breach so as to result in the failure of a GBDC closing condition);

•
prior to obtaining approval of the Certificate of Incorporation Amendment Proposal, the Merger Stock Issuance Proposal and the Advisory Agreement Amendment Proposal by the stockholders of GBDC (A) a GBDC Adverse Recommendation Change occurs and/or GBDC adopts, approves or recommends a GBDC Takeover Proposal (or publicly proposes to do any of the foregoing), (B) the GBDC Board fails to recommend that GBDC’s stockholders vote in favor of the Merger Stock Issuance Proposal, (C) a Takeover Proposal is publicly announced and GBDC fails to issue, within ten (10) business days after such

Takeover Proposal is announced, a press release that reaffirms the recommendation of the GBDC Board that GBDC’s stockholders vote in favor of the Merger Stock Issuance Proposal or (D) a tender or exchange offer relating to any shares of GBDC Common Stock has been commenced by a third party and GBDC did not send to its stockholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the GBDC Board recommends rejection of such tender or exchange offer;
•
GBDC breaches, in any material respect, its no solicitation obligations relating to the solicitation and administration of Takeover Proposals from third parties; or

•
prior to obtaining approval of the Merger Proposal by the stockholders of GCIC, (A) GCIC is not in material breach of any of the terms of the Merger Agreement and (B) the GCIC Board, including a majority of the GCIC Independent Directors, properly authorizes GCIC to enter into, and GCIC enters into, a definitive contract with respect to a GCIC Superior Proposal.

•
by GBDC, if:

•
GCIC breaches or fails to perform any of its representations, warranties and covenants under the Merger Agreement, which breach would result in the failure of GBDC closing conditions, and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within thirty (30) days after the giving of notice thereof by GBDC to GCIC (provided that GBDC is not then in material breach so as to result in the failure of a GCIC closing condition);

•
prior to obtaining approval of the Merger Proposal by the stockholders of GCIC (A) a GCIC Adverse Recommendation Change occurs and/or GCIC adopts, approves or recommends a GCIC Takeover Proposal, (B) GCIC fails to recommend that the GCIC’s stockholders vote in favor of the Merger Proposal, including the Merger, (C) a Takeover Proposal is publicly announced and GCIC fails to issue, within ten (10) business days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the GCIC Board that GCIC’s stockholders vote in favor of the Merger Proposal, including the Merger or (D) a tender or exchange offer relating to any shares of GCIC Common Stock has been commenced by a third party and GCIC did not send to its stockholders, within ten (10) business days after the commencement of such tender or exchange offer, a statement disclosing that the GCIC Board recommends rejection of such tender or exchange offer;

•
GCIC breaches, in any material respect, its no solicitation obligations relating to the solicitation and administration of Takeover Proposals from third parties; or

•
prior to obtaining approval of the Certificate of Incorporation Amendment Proposal, the Merger Stock Issuance Proposal and the Advisory Agreement Amendment Proposal by the stockholders of GBDC, (A) GBDC is not in material breach of any of the terms of the Merger Agreement and (B) the GBDC Board, including a majority of the GBDC Independent Directors, properly authorizes GBDC to enter into, and GBDC enters into, a definitive contract with respect to a GBDC Superior Proposal.

Effect of Termination
If the Merger Agreement is terminated, it will become void and have no effect, and there will be no liability on the part of GBDC, Merger Sub, GCIC, or their respective affiliates or subsidiaries or any of their respective directors or officers, except that (1) GBDC and GCIC will remain liable to each other for any damages incurred arising out of any willful or intentional breach of the Merger Agreement or a failure or refusal by a party to consummate the Merger when such party was obligated to do so in accordance with the terms of the Merger Agreement and (2) certain designated provisions of the Merger Agreement will survive the termination, including, but not limited to, the termination provisions and confidentiality provisions.

Amendment of the Merger Agreement
The Merger Agreement may be amended by the parties, by action taken or authorized by their respective boards of directors, at any time before or after approval of the Certificate of Incorporation Amendment Proposal, the Merger Stock Issuance Proposal and the Advisory Agreement Amendment Proposal by the stockholders of GBDC or the Merger Proposal by the stockholders of GCIC; provided that after any approval of the Merger Stock Issuance Proposal by the stockholders of GBDC or the Merger Proposal by the stockholders of GCIC, there may not be, without further approval of such stockholders, any amendment of the Merger Agreement that requires such further approval under applicable law. The Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.
Expenses and Fees
In general, all fees and expenses incurred in connection with the Merger, the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such fees or expenses, whether or not the Merger is consummated. Notwithstanding the foregoing, (i) costs and expenses of printing and mailing this joint proxy statement/prospectus and all filing and other fees paid to the SEC in connection with the Merger, (ii) all filing and other fees in connection with any filing under the HSR Act and (iii) fees and expenses for legal services to GCIC, GBDC and Merger Sub in connection with the Merger Agreement and the transactions contemplated thereby, will, in each case, be borne equally by GBDC and GCIC.

ACCOUNTING TREATMENT OF THE MERGER
Management of each of GBDC and GCIC has determined that the Merger will be accounted for under the asset acquisition method of accounting in accordance with ASC 805-50, Business Combinations —Related Issues, which we also refer to as “purchase accounting,” with GBDC as the accounting survivor. Under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. Per ASC 805-50-30-1, assets are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets carrying amounts on the acquiring entity’s books. ASC 805-50-30-2 goes on to say asset acquisitions in which the consideration given is cash are measured by the amount of cash paid. However, if the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on either the fair value of the consideration given or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measurable.
The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example cash) and does not give rise to goodwill. To the extent that the consideration paid to GCIC’s stockholders exceeds the relative fair values of the net identifiable assets of GCIC acquired other than “non-qualifying” assets, any such premium paid by GBDC will be further allocated to the cost of the GCIC assets acquired by GBDC pro-rata to their relative fair value, other than “non-qualifying” assets. As GCIC does not have any “qualifying” assets, the premium must be allocated to “non-qualifying” assets, which are GCIC’s investments in loans and equity securities. Immediately following the closing of the Merger, GBDC, as the surviving company, is required to record its assets at their respective fair values and, as a result, the purchase premium allocated to the cost basis of the GCIC assets acquired would immediately be recognized as unrealized depreciation on the financial statements of GBDC. The purchase premium allocated to investments in loan securities would amortize over the life of the loans through interest income with a corresponding reversal of the unrealized depreciation on the GCIC loans acquired through their ultimate disposition. The purchase premium allocated to investments in equity securities would not amortize over the life of the equity securities through interest income and, assuming no subsequent change to the fair value of the GCIC equity securities acquired and disposition of such equity securities at fair value, would be recognized as realized loss with a corresponding reversal of the unrealized depreciation upon disposition of the GCIC equity securities acquired.
The final allocation of the purchase price will be determined after the Merger is completed and after completion of a final analysis to determine the estimated relative fair values of GCIC’s assets and liabilities. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of GCIC as compared to the information shown in this joint proxy statement/prospectus may occur. Accordingly, the final adjustments may be materially different from the pro forma adjustments presented in this joint proxy statement/prospectus.
In accordance with the GCIC Investment Advisory Agreement, the purchase premium paid by GBDC in the Merger will be subject to the Subordinated Liquidation Incentive Fee because such premium represents a liquidation of GCIC in excess of  “Adjusted Capital” (as defined in the GCIC Investment Advisory Agreement) as calculated immediately prior to liquidation.
Assuming the Initial Merger and Subsequent Merger had been completed on March 31, 2019 and based on financial statements as of such date for each of GBDC and GCIC, the following sets forth the effect of the purchase accounting adjustments described above:
•
based on the closing market price of GBDC Common Stock of  $17.73 on July 2, 2019, the Exchange Ratio would result in a purchase premium of 2.2% to the NAV per share of GCIC Common Stock;

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The Initial Merger results in the effective sale of GCIC and all of its assets and liabilities to GBDC and the Merger Agreement provides for the termination of the GCIC Investment Advisory Agreement, which would require a final calculation of the capital gain incentive fee as of the termination date. The final calculation of the capital gain incentive fee will treat all of GCIC’s investments as being sold at their respective fair values on the date immediately preceding the closing of the Initial Merger. As a result, GCIC would have a payment to GC Advisors of a Capital Gain Incentive Fee of  $1.2 million pursuant to the terms of the GCIC Investment Advisory Agreement upon the termination of the GCIC Investment Advisory Agreement immediately following the closing of the Initial Merger;
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GCIC would pay to GC Advisors a Subordinated Liquidation Incentive Fee in the amount of approximately $2.5 million as a result of the purchase premium paid by GBDC. The Subordinated Liquidation Incentive Fee would be payable because the Merger would be a “liquidation” under the GCIC Investment Advisory Agreement for consideration in excess of the Adjusted Capital where “Adjusted Capital” is defined as the NAV of GCIC calculated immediately prior to liquidation in accordance with GAAP less unrealized capital appreciation that would have been subject to the Capital Gain Incentive Fee under the GCIC Investment Advisory Agreement had capital gain been recognized on the transfer of such assets in the liquidation which, in the case of the Merger, equals GCIC’s NAV immediately prior to the Merger; and

•
Following GBDC’s allocation of the purchase premium to the assets acquired from GCIC, GBDC would recognize unrealized depreciation on its consolidated statement of operations of approximately $28.4 million on the write-down to fair value required by GAAP for the acquired assets of GCIC.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER
The following discussion is a general summary of the material U.S. federal income tax consequences of the Merger, including an investment in shares of GBDC Common Stock to a GCIC stockholder. This summary does not purport to be a complete description of the income tax consequences of the Merger applicable to an investment in shares of GBDC Common Stock. For example, GBDC has not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings for tax purposes, pension plans and trusts, persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar, and financial institutions. This summary assumes that investors hold GBDC Common Stock as capital assets (within the meaning of Section 1221 of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of the filing of this document and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. For purposes of this discussion, references to “dividends” are to dividends within the meaning of the U.S. federal income tax laws and associated regulations, and may include amounts subject to treatment as a return of capital under Section 19(a) of the 1940 Act.
GBDC has not sought and will not seek any ruling from the Internal Revenue Service (“IRS”) as to the U.S. federal income tax consequences of the Merger or any related transactions. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if GBDC invested in tax-exempt securities or certain other investment assets. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Merger to you, as applicable, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.
Certain Material U.S. Federal Income Tax Consequences of the Merger
Tax Consequences if the Merger Qualifies as a Reorganization
The obligation of GBDC to consummate the Merger is contingent upon its receipt of an opinion from Dechert LLP, counsel to GBDC, or alternatively from counsel to GCIC, and the obligation of GCIC to consummate the Merger is contingent upon its receipt of an opinion from Dechert LLP, counsel to GCIC, or alternatively from counsel to GBDC, generally to the effect that the Merger will qualify as a “reorganization,” within the meaning of Section 368(a) of the Code, with respect to GBDC and GCIC. If the Merger qualifies as a reorganization, then generally for U.S. federal income tax purposes:
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no gain or loss will be recognized by GBDC upon receipt of GCIC’s assets in exchange for GBDC Common Stock and the assumption by GBDC of the liabilities of GCIC;

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GBDC’s tax basis in the assets of GCIC transferred to GBDC in the Merger will be the same as GCIC’s tax basis in the assets immediately prior to the transfer;

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GBDC’s holding periods for the assets of GCIC will include the periods during which such assets were held by GCIC;

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no gain or loss will be recognized by GCIC upon the transfer of GCIC’s assets to GBDC in exchange for GBDC Common Stock and the assumption by GBDC of the liabilities of GCIC or upon the deemed distribution of GBDC Common Stock by GCIC to its stockholders;

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no gain or loss will be recognized by GCIC’s stockholders upon the exchange of their GCIC Common Stock for GBDC Common Stock, except with respect to cash received instead of a fractional share interest as discussed below;

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the tax basis of GBDC Common Stock a GCIC stockholder receives in connection with the Merger will be the same as the tax basis of the GCIC stockholder’s GCIC Common Stock exchanged therefor, reduced by any tax basis that is properly allocable to any fractional share interest of GBDC Common Stock that is redeemed for cash, as discussed below;

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a GCIC stockholder’s holding period for its GBDC Common Stock received in the Merger will include the period for which the GCIC stockholder held the GCIC Common Stock exchanged therefor; and

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GBDC will succeed to, and take into account the items of GCIC described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code and the U.S. Treasury regulations thereunder.

The tax opinions described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by GBDC and GCIC.
Cash in lieu of a Fractional Share
If a GCIC stockholder receives cash instead of a fractional share of GBDC Common Stock, the GCIC stockholder will be treated as having received the fractional share of GBDC Common Stock pursuant to the Merger and then as having sold that fractional share of GBDC Common Stock for cash. As a result, each such GCIC stockholder generally will recognize gain or loss equal to the difference between the amount of cash received and the tax basis in his, her or its fractional share of GBDC Common Stock. This gain or loss generally will be a capital gain or loss and will be long-term capital gain or loss if, as of the Effective Time, the holding period for the shares (including the holding period of GCIC Common Stock surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations. U.S. federal backup withholding tax may be imposed on any cash received instead of a fractional share interest.
Utilization of Loss Carryforwards and Unrealized Losses
In general, limitation under the Code potentially will apply to loss carryforwards and unrealized losses of GCIC if GCIC stockholders before the merger hold less than 50% of the outstanding shares of GBDC immediately following the Merger. Similarly, limitation under the Code potentially will apply to loss carryforwards and unrealized losses of GBDC if GBDC stockholders before the merger hold less than 50% of the outstanding shares of GBDC immediately following the Merger.
In this regard, the Merger is expected to result in potential limitations on the ability of GBDC to use its loss carryforwards and potentially to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized and on the ability of GBDC’s taxable subsidiaries to use their net operating loss carryforwards, if any. These potential limitations generally would be imposed on an annual basis. Losses in excess of the limitation may be carried forward indefinitely for capital loss carryforwards and post-2017 net operating loss carryforwards while pre-2018 net operating loss carryforwards are subject to a 20-year expiration from the year incurred. The limitations as to GBDC generally would equal the product of the fair market value of GBDC’s equity immediately prior to the Merger and the “long-term tax-exempt rate,” as published quarterly by the IRS, in effect at such time. As of December 2018, the long-term tax-exempt rate was 2.54%. However, no assurance can be given as to what long-term tax-exempt rate will be in effect at the time of the Merger. As of March 31, 2019, GBDC estimates that it did not have any capital loss carryforwards available for use in subsequent tax years for U.S. federal income tax purposes. This estimate may change by the date of the Merger and does not reflect the impact of the Merger including, in particular, the application (if any) of the loss limitation rules described herein or the materiality of the loss limitation.
If it turns out that GCIC stockholders before the merger hold less than 50% of the outstanding shares of GBDC immediately following the Merger, the Merger will result in a limitation on the ability of GBDC to use any of GCIC’s capital loss carryforwards and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized and in the ability of GCIC’s taxable subsidiaries to use their net operating loss carryforwards, if any. As of March 31, 2019, GCIC estimates that it did not have any capital loss carryforwards available or use in subsequent tax years for U.S. federal income tax purposes. This estimate may change by the date of the Merger and does not reflect the impact of the Merger, including, in particular, the application (if any) of the loss limitation rules discussed herein or the materiality of the loss limitation.

GBDC will be prohibited from using its capital loss carryforwards, if any, and unrealized losses (once realized) against the unrealized gains in GCIC’s portfolio at the time of the Merger, if any, to the extent such gains are realized within five years following the Merger, if GCIC has a net unrealized built in gain at the time of the Merger. The ability of GBDC to absorb its losses in the future depends upon a variety of factors that cannot be known in advance. Even if GBDC is able to utilize its capital loss carryforwards or unrealized losses, the tax benefit resulting from those losses will be shared by both GCIC and GBDC stockholders following the Merger. Therefore, a GBDC stockholder or GCIC stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Merger did not occur.
GBDC will also be prohibited from using GCIC’s capital loss carryforwards, if any, and unrealized losses (once realized) against the unrealized gains in GBDC’s portfolio at the time of the Merger, if any, to the extent such gains are realized within five years following the Merger, if GBDC has a net unrealized built in gain at the time of the Merger. The ability of GBDC to use GCIC’s losses in the future depends upon a variety of factors that cannot be known in advance. Even if GBDC is able to utilize capital loss carryforwards or unrealized losses of GCIC, the tax benefit resulting from those losses will be shared by both GCIC and GBDC stockholders following the Merger. Therefore, a GCIC stockholder may pay more taxes, or pay taxes sooner, than such stockholder otherwise would have paid if the Merger did not occur.
Further, in addition to the other limitations on the use of losses, under Section 381 of the Code, for the tax year of the Merger, only that percentage of GBDC’s capital gain net income for such tax year (excluding capital loss carryforwards), if any, equal to the percentage of its tax year that remains following the Merger can be reduced by GCIC’s capital loss carryforwards (as otherwise limited under Sections 382, 383 and 384 of the Code, as described above).
A RIC cannot carry forward or carry back any net operating losses for U.S. federal income tax purposes. Accordingly, GBDC cannot use any net operating losses inherited from GCIC in the Merger.
Status as a Regulated Investment Company
Both GCIC and GBDC believe they have qualified, and expect to continue to qualify, as RICs. Accordingly, both GCIC and GBDC believe that they have not been, and expect to continue not to be, subject to U.S. federal income tax to the extent that they have made or make distributions treated as dividends for U.S. federal income tax purposes to their stockholders, each tax year, generally of an amount at least 90% of their respective “investment company taxable income,” which is generally net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses and determined without regard to any deduction for dividends paid.
If either GBDC or GCIC were unable to qualify for treatment as a RIC and was unable to cure the failure, for example, by disposing of certain investments quickly or raising additional capital to prevent the loss of RIC status, GBDC or GCIC generally would be subject to tax on all of their taxable income at regular corporate rates. The Code provides some relief from RIC disqualification due to failures to comply with the 90% Income Test and the Diversification Tests, although there may be additional taxes due in such cases. Neither GBDC nor GCIC can provide assurances that it would qualify for any such relief should it fail the 90% Income Test or the Diversification Tests.
Should failure occur; not only would all the taxable income of GBDC or GCIC, as applicable, be subject to tax at regular corporate rates, the company would not be able to deduct dividend distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to the applicable stockholders as ordinary dividend income to the extent of current and accumulated earnings and profits. Subject to certain limitations under the Code, certain corporate stockholders would be eligible to claim dividends received deduction with respect to such dividends and non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If GBDC or GCIC fails to qualify as a RIC, it may be subject to regular corporate tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if GBDC had been liquidated) that it elects to recognize on requalification or when recognized over the next five taxable years.

Distribution of Income and Gains
GCIC’s tax year is expected to end as a result of the Merger. GCIC generally will be required to declare to its stockholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Merger, in order to maintain GCIC’s treatment as a RIC during its tax year ending with the date of the Merger and to eliminate any U.S. federal income tax on its taxable income in respect of such tax year.
Moreover, if GBDC has net investment income or net realized capital gain, but has not distributed such income or gain prior to the Merger and you acquire shares of GBDC Common Stock in the Merger, a portion of your subsequent distributions from GBDC may, in effect, be a taxable return of part of your investment. Similarly, if you acquire GBDC Common Stock in the Merger when it holds appreciated securities, you may receive a taxable return of part of your investment if and when GBDC sells the appreciated securities and distributes the realized gain.
U.S. Federal Income Taxation of an Investment in GBDC Common Stock
The following discussion summarizes the U.S. federal income taxation of an investment in GBDC Common Stock. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation.
A “U.S. stockholder” is a beneficial owner of shares of GBDC Common Stock who is for U.S. federal income tax purposes:
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a citizen or individual resident of the United States;

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a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

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an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

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a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of GBDC Common Stock that is not a U.S. stockholder.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of GBDC Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of GBDC Common Stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of GBDC Common Stock.
Tax matters are very complicated and the tax consequences to an investor of an investment in shares of GBDC Common Stock will depend on the facts of his, her or its particular situation. GCIC stockholders should consult their own tax advisers regarding the specific consequences of the Merger, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election to be Taxed as a RIC.   As a BDC, GBDC has elected to be treated as a RIC under Subchapter M of the Code. As a RIC, GBDC generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that it timely distributes each tax year to its stockholders as dividends for U.S. federal income tax purposes. To qualify as a RIC, GBDC must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, GBDC must distribute to its stockholders, for each taxable year, dividends for U.S. federal income tax purposes of an amount at least equal to 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long term capital losses and determined without regard to any deduction for dividends paid (the “Annual Distribution Requirement”).
Taxation as a RIC.   If GBDC:
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qualifies as a RIC; and

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satisfies the Annual Distribution Requirement

then it will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, GBDC distributes (or is deemed to distribute) as dividends for U.S. federal income tax purposes to its stockholders. GBDC will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) as distributions to its stockholders.
As a RIC, GBDC will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless it distributes amounts treated as dividends for U.S. federal income tax purposes in a timely manner to its stockholders of an amount at least equal to the sum of  (1) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income, which is the excess of capital gains in excess of capital losses (“capital gain net income”) (as adjusted for certain ordinary losses), for the one-year period ending October 31 of that calendar year and (3) any net ordinary income and capital gain net income for the preceding years that were not distributed during such years and on which it did not incur any U.S. federal income tax, or the Excise Tax Avoidance Requirement. Any distribution treated as dividends for U.S. federal income tax purposes declared by GBDC during October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been paid by GBDC, as well as received by its U.S. stockholders, on December 31 of the calendar year in which the distribution was declared.
GBDC has previously incurred, and may incur in the future, such excise tax on a portion of its income and capital gains. While GBDC intends to distribute income and capital gains to minimize exposure to the 4% excise tax, it may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, GBDC generally will be liable for the excise tax only on the amount by which it does not meet the Excise Tax Avoidance Requirement. Under certain circumstances, however, GBDC may, in its sole discretion, determine that it is in GBDC’s best interests to retain a portion of its income or capital gains rather than distribute such amount as dividends and accordingly cause GBDC to bear the excise tax burden associated therewith.
In order to qualify as a RIC for U.S. federal income tax purposes, GBDC must, among other things:
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qualify to be treated as a BDC under the 1940 Act at all times during each tax year;

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derive in each tax year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) or other income derived with respect to its business of investing in such stock or other securities, or the 90% Income Test; and

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diversify its holdings so that at the end of each quarter of the tax year:

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at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of such issuer; and

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no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by it and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the Diversification Tests.

GBDC may invest in partnerships, including qualified publicly traded partnerships, which may result in it being subject to state, local or foreign income, franchise or other tax liabilities.
A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If GBDC’s deductible expenses in a given tax year exceed its investment company taxable income, GBDC may incur a net operating loss for that tax year. However, a RIC is not permitted to carry forward net operating losses to subsequent tax years and such net operating losses do not pass through to its stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, GBDC may for tax purposes have aggregate taxable income for several tax years that it is required to distribute and that is taxable to its stockholders even if such taxable income is greater than the net income GBDC actually earns during those tax years.
For U.S. federal income tax purposes, GBDC may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if GBDC holds debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates issued with warrants), it must include in income each tax year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by it in the same tax year. GBDC may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. GBDC anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Also, recent tax legislation requires that certain income by recognized to tax purposes no later than when recognized for financial reporting purposes. Further, GBDC elected to amortize market discount and include such amounts in its taxable income in the current tax year, instead of upon their disposition.
GBDC invests a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for GBDC. U.S. federal income tax rules are not entirely clear about issues such as when GBDC may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt instruments in a bankruptcy or workout context are taxable. GBDC will address these and other issues to the extent necessary in order to seek to ensure that GBDC distributes sufficient income to avoid any material U.S. federal income or excise tax.
Because any original issue discount or other amounts accrued will be included in its investment company taxable income for the tax year of the accrual, GBDC may be required to make a distribution to its stockholders in order to satisfy the annual distribution requirement, even though it will not have received any corresponding cash amount. As a result, GBDC may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under Subchapter M of the Code. GBDC may have to sell or otherwise dispose of some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If GBDC is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. Furthermore, a portfolio company in which GBDC holds equity or debt instruments may face financial difficulty that requires GBDC to work out, modify, or otherwise restructure such equity or debt instruments. Any such restructuring could, depending upon the terms of the restructuring, cause GBDC to incur unusable or nondeductible losses or recognize future non-cash taxable income.

Certain of GBDC investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause GBDC to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. GBDC intends to monitor its transactions and may make certain tax elections to mitigate the effect of these provisions and prevent its ability to be subject to tax as a RIC.
Gain or loss realized by GBDC from warrants acquired by GBDC as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long GBDC held a particular warrant.
Income received by GBDC from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to GBDC. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. GBDC generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that it will be successful in this regard.
If GBDC acquires the equity securities of certain non-U.S. entities classified as a corporation for U.S. federal income tax purposes that earn at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income, GBDC could be subject to federal income tax and additional interest charges on “excess distributions” received from such passive foreign investment companies, or PFICs, or gain from the sale of stock in such PFICs, even if all income or gain actually received by GBDC is timely distributed to its stockholders. GBDC would not be able to pass through to its stockholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election could require GBDC to recognize taxable income or gain without the concurrent receipt of cash. GBDC intends to limit and/or manage its holdings in PFICs to minimize GBDC’s liability for any such taxes and related interest charges.
Although GBDC does not presently expect to do so, it is authorized to borrow funds and to sell or otherwise dispose of assets in order to satisfy distribution requirements. However, under the 1940 Act, GBDC is not permitted to make distributions to its stockholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, GBDC’s ability to sell or otherwise dispose of assets to meet the annual distribution requirement may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its qualification as a RIC, including the Diversification Tests. If GBDC sells or otherwise disposes of assets in order to meet the annual distribution requirement or the excise tax avoidance requirement, it may make such dispositions at times that, from an investment standpoint, are not advantageous.
A portfolio company in which GBDC invests may face financial difficulties that require GBDC to work-out, modify or otherwise restructure its investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in GBDC receiving assets that give rise to non-qualifying income for purposes of the 90% Income Test or otherwise would not count toward satisfying the Diversification Tests.
Some of the income and fees that GBDC may recognize, such as fees for providing managerial assistance, certain fees earned with respect to its investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Income Test. in order to manage the risk that such income and fees might disqualify GBDC as a RIC for a failure to satisfy the 90% Income Test, GBDC may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be subject to U.S. corporate income as well as state and local tax on their earnings, which ultimately will reduce the yield to GBDC stockholders on such fees and income.
Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time GBDC accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time GBDC actually collects such receivables or pay such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of GBDC’s investment company taxable income to be distributed to stockholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that GBDC must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, GBDC would not be able to make ordinary distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to stockholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each stockholder’s basis in shares.
The remainder of this discussion assumes that GBDC maintains its qualification as a RIC and has satisfied the Annual Distribution Requirement.
Taxation of U.S. Stockholders
This subsection applies to U.S. stockholders, only. If you are not a U.S. stockholder, this subsection does not apply to you and you should refer to “— Taxation of Non-U.S. Stockholders” below.
Distributions by GBDC generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of GBDC’s investment company taxable income (which is generally its net ordinary income plus net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of its current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of GBDC Common Stock. To the extent such distributions paid by GBDC to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and generally eligible for a maximum U.S. federal tax rate of either 15% or 20%, depending on whether the individual stockholder’s income exceeds certain threshold amounts, and if other applicable requirements are met, such distributions generally will be eligible for the corporate dividends-received deduction to the extent such dividends have been paid by a U.S. corporation. In this regard, it is anticipated that distributions paid by GBDC will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum U.S. federal tax rate applicable to non-corporate stockholders as well as will not be eligible for the corporate dividends-received deduction. Distributions of GBDC’s net capital gains (which is generally its realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by GBDC as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently generally at a maximum rate of either 15% or 20%, depending on whether the individual stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of GBDC’s earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
Stockholders receiving dividends or distributions in the form of additional shares of GBDC Common Stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of GBDC Common Stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.
Although GBDC currently intends to distribute any net capital gains at least annual, GBDC may in the future decide to retain some or all of its net capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, GBDC will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by GBDC. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their shares of GBDC Common Stock. Since GBDC expects to pay tax on any retained net capital gains at its regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes GBDC paid. In order to utilize the deemed distribution approach, GBDC must provide written notice to its stockholders prior to the expiration of 60 days after the close of the relevant tax year. GBDC cannot treat any of its investment company taxable income as a “deemed distribution.”
For purposes of determining (1) whether the annual distribution requirement is satisfied for any tax year and (2) the amount of capital gain dividends paid for that tax year, GBDC may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in question. If GBDC makes such an election, the U.S. stockholder will still be treated as receiving the distribution in the tax year in which the distribution is made. However, any distribution declared by GBDC in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by GBDC’s U.S. stockholders on December 31 of the calendar year in which the distribution was declared.
If an investor acquires shares of GBDC Common Stock shortly before the record date of a distribution, the price of the shares of GBDC Common Stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.
A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of GBDC Common Stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the GBDC Common Stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of GBDC Common Stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of GBDC Common Stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of GBDC Common Stock may be disallowed if other shares of GBDC Common Stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, the basis of the GBDC Common Stock acquired will be increased to reflect the disallowed loss.
In general, individual U.S. stockholders are subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the individual U.S. stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including any long-term capital gain derived from an investment in shares of GBDC Common Stock. Such rate is lower than the maximum federal income tax rate on ordinary taxable income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate also applied to ordinary income (currently 21%). Non-corporate stockholders incurring net capital losses for a tax year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of  $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for any tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from GBDC and net gains from redemptions or other taxable dispositions of shares of GBDC Common Stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
GBDC (or if a U.S. stockholder holds shares through an intermediary, such intermediary) will send to each of its U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential maximum rate). Distributions paid by GBDC generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to qualifying dividends because GBDC’s income generally will not consist of qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
GBDC may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 24%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish GBDC with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies GBDC that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.
Under U.S. Treasury regulations, if a U.S. stockholder recognizes a loss with respect to shares of GBDC Common Stock of  $2 million or more in the case of an individual stockholder or $10 million or more in the case of a corporate stockholder in any single tax year (or a greater loss over a combination of tax years), such U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable by a taxpayer under these U.S. Treasury regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisers to determine the applicability of these U.S. Treasury regulations in light of their individual circumstances.
Taxation of Non-U.S. Stockholders
Whether an investment in the shares of GBDC Common Stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares of GBDC Common Stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders of GCIC should consult their tax advisers before approving the Merger and the Merger Agreement.
Certain properly designated dividends received by a Non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (1) are paid in respect of GBDC’s “qualified net interest income”

(generally, GBDC’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which GBDC is at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) are paid in connection with GBDC’s “qualified short-term capital gains” (generally, the excess of GBDC’s net short-term capital gain over its long-term capital loss for a tax year) as well as if certain other requirements are satisfied. Nevertheless, it should be noted that in the case of shares of GBDC Common Stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if GBDC designated the payment as having been derived from qualified net interest income or from qualified short-term capital gains. Moreover, depending on the circumstances, GBDC may designate all, some or none of its potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.
Actual or deemed distributions of GBDC’s net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of GBDC Common Stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or (ii) in the case of an individual stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.
If GBDC distributes its net capital gains in the form of deemed rather than actual distributions (which it may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax GBDC pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of GBDC Common Stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).
A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides GBDC or the dividend paying agent with a U.S. nonresident withholding tax certification (e.g., an IRS Form W-8BEN, an IRS Form W-8BEN-E or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
Withholding of U.S. tax (at a 30% rate) is required by the Foreign Account Tax Compliance Act (“FATCA”) provisions of the Code with respect to payments of dividends paid made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.
An investment in shares by a non-U.S. person may also be subject to U.S. federal estate tax. Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax, U.S. federal estate tax, withholding tax, and state, local and foreign tax consequences of acquiring, owning or disposing of GBDC Common Stock.
Failure to Qualify as a RIC
If GBDC fails to satisfy the 90% Income Test or any Diversification Test in any tax year, GBDC may be eligible to avail itself of certain relief provisions under the Code if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure in satisfaction of the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification

Tests where GBDC corrects a failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of GBDC’s income will be subject to U.S. federal corporate-level income tax as described below. GBDC cannot provide assurance that it would qualify for any such relief should it fail either the 90% Income Test or any Diversification Test.
If GBDC were unable to qualify for treatment as a RIC, it would be subject to tax on all of its taxable income at regular corporate rates, regardless of whether it makes any distributions to its stockholders. Distributions would not be required, and any distributions would generally be taxable to GBDC stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders with respect to qualifying dividends. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of GBDC’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. Moreover, if GBDC fails to qualify as a RIC in any tax year, to qualify again to be subject to tax as a RIC in a subsequent tax year, GBDC would be required to distribute its earnings and profits attributable to any of its non-RIC tax years as dividends to its stockholders. In addition, if GBDC fails to qualify as a RIC for a period greater than two consecutive tax years, to qualify as a RIC in a subsequent year GBDC may be subject to regular corporate income tax on any net built-in gains with respect to certain of its assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if GBDC had sold the property at fair market value at the end of the tax year) that it elects to recognize on requalification or when recognized over the next five tax years.
State and Local Taxes
GBDC may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In those states or localities, GBDC’s entity-level tax treatment and the treatment of distributions made to stockholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in shares of GBDC Common Stock may have tax consequences for stockholders that are different from those of a direct investment in GBDC’s portfolio investments. Stockholders are urged to consult their own tax advisers concerning state and local tax matters.

GBDC PROPOSAL 1: APPROVAL OF THE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL
GBDC is asking its stockholders to approve an amendment to its certificate of incorporation to increase the number of authorized shares of capital stock from 101,000,000 shares to 201,000,000 shares, consisting of 200,000,000 shares of GBDC Common Stock and 1,000,000 shares of preferred stock, par value $0.001 per share.
The amendment to the GBDC certificate of incorporation is necessary to complete the Merger, and the approval of the Certificate of Incorporation Amendment Proposal is required for completion of the Merger. If the Certificate of Incorporation Amendment Proposal is approved by the requisite vote of GBDC stockholders, the amendment to the GBDC certificate of incorporation will be filed with the Delaware Secretary of State regardless of the results of the voting on the other proposals at the GBDC Special Meeting.
Purposes and Effects of Increasing the Number of Authorized Shares
As of July 2, 2019, there were 60,715,756 shares of GBDC Common Stock outstanding and, based on the 78,053,988.796 shares of GCIC Common Stock outstanding as of such date, closing of the Merger would require GBDC to issue approximately 67,516,700 additional shares of GBDC Common Stock, which would exceed the authorized number of shares of GBDC Common Stock under GBDC’s current certificate of incorporation. The issuance of shares of GBDC Common Stock to GCIC stockholders is necessary to complete the Merger, and the approval of the Certificate of Incorporation Amendment Proposal is required for completion of the Merger. As a result, the GBDC Board believes it is advisable for the GBDC stockholders to approve the amendment to the GBDC certificate of incorporation to increase the authorized shares of GBDC Common Stock so that the Merger and the transactions contemplated by the Merger Agreement may be completed.
In addition, the GBDC Board also believes that it is desirable to have additional authorized shares of GBDC Common Stock available for possible future issuance, including for offerings of shares of GBDC’s securities in public offerings registered under the Securities Act, offerings of GBDC’s securities in private placements in reliance on an exemption from the registration requirements of the Securities Act as well as for strategic and other transactions that may arise.
If approved, the Certificate of Incorporation Amendment Proposal would allow GBDC to issue the shares of GBDC Common Stock comprising the Merger Consideration at the closing of the Merger. In addition, the GBDC Board would have the ability to issue additional shares of GBDC Common Stock without further GBDC stockholder approval, unless required by applicable law or stock exchange rules. Although, other than the GBDC Common Stock issued at the closing of the Merger, GBDC has no specific plans at this time for use of the additional shares of capital stock, having additional authorized shares of GBDC Common Stock available for issuance in the future would give GBDC greater flexibility and would allow such shares to be issued without the expense and delay of a special stockholders’ meeting or waiting until the next annual meeting.
The additional GBDC Common Stock to be authorized will have rights identical to the currently outstanding GBDC Common Stock. This proposal will not affect the par value of the GBDC Common Stock, which will remain at $0.001 per share. Under GBDC’s certificate of incorporation, GBDC stockholders do not have preemptive rights to subscribe for additional securities which may be issued by GBDC.
If GBDC issues additional shares of GBDC Common Stock, or other securities convertible into GBDC Common Stock in the future, it could dilute the voting rights of existing holders of GBDC Common Stock and could also dilute earnings per share and NAV per share of existing common stockholders. In addition, if GBDC issues additional shares of GBDC Common Stock, or other securities convertible into GBDC Common Stock in the future, GC Advisors will receive greater fees as result of the increased assets under management.

Certificate of Amendment
If approved, the amendment to the GBDC certificate of incorporation will become effective upon the filing of a certificate of amendment to the GBDC certificate of incorporation with the Secretary of State of Delaware, which GBDC would do promptly after the GBDC Special Meeting. In such event, GBDC’s certificate of incorporation would be amended to reflect the increase in the number of authorized shares of GBDC Common Stock.
THE GBDC BOARD, INCLUDING THE GBDC INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT GBDC STOCKHOLDERS VOTE “FOR” THE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL
GBDC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Certificate of Incorporation Amendment Proposal. The affirmative vote of the holders of a majority of the outstanding shares of GBDC Common Stock entitled to vote at the GBDC Special Meeting “FOR” the Certificate of Incorporation Amendment Proposal is required for approval of the Certificate of Incorporation Amendment Proposal. Abstentions and broker non-votes will have the effect of a vote “against” this proposal. Proxies received will be voted “FOR” the approval of the Certificate of Incorporation Amendment Proposal unless GBDC stockholders designate otherwise.

GBDC PROPOSAL 2: APPROVAL OF THE MERGER STOCK ISSUANCE PROPOSAL
GBDC is asking its stockholders to approve the issuance of the shares of GBDC Common Stock to be issued pursuant to the Merger Agreement. The Merger Stock Issuance Proposal is contingent upon approval by the GBDC stockholders of the Certificate of Incorporation Amendment Proposal. It is a condition to completion of the Merger that GBDC issue shares of GBDC Common Stock to GCIC stockholders pursuant to the Merger Agreement. Upon completion of the Merger, and subject to the terms and conditions of the Merger Agreement, each share of GCIC Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in the section entitled “Description of the Merger Agreement — Merger Consideration.”
The issuance of shares of GBDC Common Stock to GCIC stockholders is necessary to complete the Merger, and the approval of the Merger Stock Issuance Proposal is required for completion of the Merger.
Appraisal Rights
Under Delaware law and GBDC’s certificate of incorporation, GBDC stockholders will not be entitled to rights of appraisal with respect to the Merger Stock Issuance Proposal. Accordingly, to the extent that a GBDC stockholder objects to the Merger Stock Issuance Proposal, such GBDC stockholder will not have the right to have a court judicially determine (and the GBDC stockholder will not receive) the fair value for its shares of GBDC Common Stock under the provisions of Delaware law governing appraisal rights.
THE GBDC BOARD, INCLUDING THE GBDC INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT GBDC STOCKHOLDERS VOTE “FOR” THE MERGER STOCK ISSUANCE PROPOSAL
GBDC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Stock Issuance Proposal. The affirmative vote “FOR” the Merger Stock Issuance Proposal of at least a majority of all of the votes cast at the GBDC Special Meeting in which a quorum is present is necessary for approval of the Merger Stock Issuance Proposal. Abstentions and broker non-votes will have no effect on the outcome of the Merger Stock Issuance Proposal. Proxies received will be voted “FOR” the approval of the Merger Stock Issuance Proposal unless GBDC stockholders designate otherwise.

GBDC PROPOSAL 3: APPROVAL OF ADVISORY AGREEMENT AMENDMENT PROPOSAL
General
GBDC is seeking approval of the New Investment Advisory Agreement. The New Investment Advisory Agreement would amend the Current GBDC Investment Advisory Agreement in order to incorporate changes to the calculation of the cumulative incentive fee cap as well as the Income Incentive Fee but would not change the calculation of the Capital Gain Incentive Fee or the rates of the incentive fees, nor eliminate the look-back to GBDC’s IPO for the incentive fee cap. If approved by the GBDC stockholders at the GBDC Special Meeting, the New Investment Advisory Agreement would take effect upon, and be contingent on, closing of the Merger. Under the New Investment Advisory Agreement, (i) the cap on incentive fees paid to GC Advisors would be calculated on a per share, rather than aggregate, basis, and (ii) the calculation of the Income Incentive Fee and incentive fee cap will be adjusted to exclude any amounts resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger, such as the premium to NAV to be paid for the shares of GCIC Common Stock in the Merger. None of the other material terms will change in the New Investment Advisory Agreement as compared to the Current GBDC Investment Advisory Agreement, including the services to be provided, the Capital Gain Incentive Fee and the base management fee.
The 1940 Act requires that an investment advisory agreement be approved by both a majority of an investment company’s “non-interested” directors and “a majority of the outstanding voting securities,” as such terms are defined under the 1940 Act. The GBDC Board, including, after separate meetings and discussion, all of the GBDC Independent Directors, has unanimously approved the New Investment Advisory Agreement and believes it to be in the best interest of GBDC and its stockholders. The GBDC Board is currently composed of six directors, four of whom are not “interested persons,” of GBDC or GC Advisors as defined in Section 2(a)(19) of the 1940 Act. If approved by a majority of the outstanding voting securities of GBDC, the New Investment Advisory Agreement will become effective upon closing of the Merger. If the Merger does not close, then the New Investment Advisory Agreement will not go into effect, even if approved by the GBDC Stockholders.
In reaching its conclusion to approve the New Investment Advisory Agreement, the GBDC Board was provided materials regarding both the Current GBDC Investment Advisory Agreement and the New Investment Advisory Agreement, which materials were discussed at an earlier telephonic meeting of the GBDC Board, at an in person meeting of the GBDC Board on November 27, 2018, at an in person meeting of the GBDC Board on May 7, 2019 and at a telephonic meeting of the GBDC Board on July 11, 2019. The GBDC Board discussed whether it would be in the best interests of GBDC to approve the New Investment Advisory Agreement to take effect upon closing of the Merger. The GBDC Board, including all of the GBDC Independent Directors, unanimously approved the New Investment Advisory Agreement and recommended that the New Investment Advisory Agreement be submitted to the GBDC Stockholders for approval at the GBDC Special Meeting.
A form of the New Investment Advisory Agreement is attached as Annex C to this joint proxy statement/prospectus and is marked to show the proposed changes against the Current GBDC Investment Advisory Agreement.
Background
GC Advisors is registered as an investment adviser under the Advisers Act, has served as the investment adviser to GBDC since its IPO and currently serves as GBDC’s investment adviser pursuant to the Current GBDC Investment Advisory Agreement. The beneficial interests in GC Advisors are majority owned, indirectly, by two affiliated trusts. The trustees of those trusts are Stephen A. Kepniss and David L. Finegold. Subject to the overall supervision of the GBDC Board and in accordance with the 1940 Act, GC Advisors manages GBDC’s day-to-day operations and provides investment advisory services to GBDC. Under the terms of both the New Investment Advisory Agreement and the Current GBDC Investment Advisory Agreement, GC Advisors:
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determines the composition of GBDC’s portfolio, the nature and timing of the changes to GBDC’s portfolio and the manner of implementing such changes;

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identifies, evaluates and negotiates the structure of the investments GBDC makes;

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executes, closes, services and monitors the investments GBDC makes;

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determines the securities and other assets that GBDC purchases, retains or sells;

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performs due diligence on prospective portfolio companies; and

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provides GBDC with such other investment advisory, research and related services as GBDC may, from time to time, reasonably require for the investment of GBDC’s funds.

GC Advisors’ services under the New Investment Advisory Agreement and the Current GBDC Investment Advisory Agreement are not exclusive. Subject to the requirements of the 1940 Act, GC Advisors may enter into one or more sub-advisory agreements under which GC Advisors may obtain assistance in fulfilling its responsibilities under the New Investment Advisory Agreement or the Current GBDC Investment Advisory Agreement.
Pursuant to the New Investment Advisory Agreement, GBDC will pay GC Advisors a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee is ultimately borne by GBDC’s stockholders.
GBDC pays GC Advisors an incentive fee, which are calculated as described below and payable quarterly in arrears (or, upon termination of the New Investment Advisory Agreement, as of the termination date).
Description of the New Income and Capital Gains Incentive Fee Calculation
Other than the adjustment to exclude any amounts resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger from the calculation of the Income Incentive Fee, the New Income and Capital Gains Incentive Fee Calculation under the New Investment Advisory Agreement is the same as the corresponding calculation of the Current GBDC Income and Capital Gains Incentive Fee Calculation under the Current GBDC Investment Advisory Agreement.
Under the New Investment Advisory Agreement, the New Income and Capital Gains Incentive Fee Calculation consists of two parts: the New Income Incentive Fee component and the New Capital Gain Incentive Fee component. The incentive fee is payable (i) quarterly in arrears or (ii) in the event that the New Investment Advisory Agreement is terminated, as of the termination date (each, a “Performance Period”). The New Income Incentive Fee is calculated and payable in arrears for each Performance Period based on GBDC’s Pre-Incentive Fee Net Investment Income for the immediately preceding Performance Period. “Pre-Incentive Fee Net Investment Income” under the New Investment Advisory Agreement is calculated in the same manner as the income component of the incentive fee under the Current GBDC Investment Advisory Agreement, provided that Pre-Incentive Fee Net Investment Income under the New Investment Advisory Agreement will be determined in the same manner as described above for the Current GBDC Investment Advisory Agreement with the following adjustment: Pre-Incentive Fee Net Investment Income under the New Investment Advisory Agreement will not include any amortization or accretion of any purchase premium or purchase discount to interest income resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger, such as the Merger.
As a result, under the New Investment Advisory Agreement, “Pre-Incentive Fee Net Investment Income” means, with respect to any Performance Period, interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that GBDC receives from portfolio companies but excluding fees for providing managerial assistance) accrued during such period, minus operating expenses for such period (including the Base Management Fee, taxes, any expenses payable under the New Investment Advisory Agreement and the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the Pro Forma Incentive Fee, if any). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that GBDC has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation or any amortization or accretion of any purchase premium or purchase discount to interest income resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger, such as the premium to NAV to be paid for the shares of GCIC Common Stock in the proposed Merger. This adjustment to exclude amounts resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger from the income component of the incentive fee aligns with the economic reality of the Merger in which GBDC stockholders will garner NAV appreciation post-closing, and GCIC stockholders receive liquid common stock consideration at a premium to the NAV of their illiquid GCIC Common Stock, but would result in higher incentive fees payable under the New Investment Advisory Agreement as compared to the Current GBDC Investment Advisory Agreement.
Once calculated, Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the net assets of GBDC at the end of the immediately preceding calendar quarter, will be compared to a fixed “hurdle rate” of 2.0% quarterly. For purposes of this calculation, net assets for any period equals total assets less indebtedness of GBDC, before taking into account any Pro Forma Incentive Fees payable during such period. Pre-Incentive Fee Net Investment Income used to calculate the income component of the Pro Forma Incentive Fee are also included in the amount of the total assets of GBDC used to calculate the Base Management Fee. For purposes of this calculation, total assets of GBDC exclude cash and cash equivalents and include assets purchased with borrowed funds.
The New Income Incentive Fee under the New Investment Advisory Agreement is calculated for each Performance Period, in arrears, as follows:
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zero in any Performance Period in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;

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100.0% of the Pre-Incentive Fee Net Investment Income of GBDC with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any Performance Period; and

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20.0% of the amount of the Pre-Incentive Fee Net Investment Income of GBDC, if any, that exceeds 2.5% in any Performance Period.

The portion of the Pre-Incentive Fee Net Investment Income which exceeds the hurdle rate but is less than 2.5% is the “catch-up” provision. These calculations will be appropriately adjusted for any share issuances or repurchases during the Performance Period (based on the actual number of days elapsed relative to the total number of days in such Performance Period).
The sum of these calculations yields the New Income Incentive Fee. This amount is appropriately adjusted for any share issuances or repurchases during the Performance Period.
The following is a graphical representation of the New Income Incentive Fee calculation:
Quarterly Income Component of New Income and Capital Gains Incentive Fee Calculation Based on Net Income
Pre-Incentive Fee Net Investment Income
(Expressed as a Percentage of the Value of Net Assets)
Percentage of Pre-Incentive Fee Net Investment Income Allocated to Income Component of the New Income and Capital Gains Incentive Fee Calculation
The second component of the New Income and Capital Gains Incentive Fee Calculation, the New Capital Gain Incentive Fee, equals 20.0% of GBDC’s Capital Gain Incentive Fee Base calculated in arrears as of the end of each calendar year (or upon termination of the New Investment Advisory Agreement, as of the termination date), commencing with the calendar year ending December 31, 2010, less (b) the aggregate amount of any previously paid capital gain incentive fees to GC Advisors since April 13, 2010. The “New Capital Gain Incentive Base” is calculated in the same manner as under the Current GBDC Investment Advisory Agreement and equals (1) the sum of  (i) GBDC’s realized capital gains, if any, on a cumulative positive basis from April 13, 2010 through the end of each calendar year (or upon termination of the New Investment Advisory Agreement, as of the termination date), (ii) all realized capital losses on a cumulative basis and (iii) all unrealized capital depreciation on a cumulative basis less (2) all unamortized deferred financing costs, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis.
The cumulative aggregate realized capital gains of GBDC is calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in GBDC’s portfolio when sold and (b) the accreted or amortized cost basis of such investment. The cumulative aggregate realized capital losses of GBDC is calculated as the sum of the amounts by which (a) the net sales price of each investment in GBDC’s portfolio when sold is less than (b) the accreted or amortized cost basis of such investment. The aggregate unrealized capital depreciation of GBDC is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in GBDC’s portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.
The cost basis of an investment for purposes of calculating the New Capital Gain Incentive Fee includes amounts, if any, recognized from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger, such as the premium to NAV to be paid for the shares of GCIC Common Stock in the Merger.
Description of the New GBDC Incentive Fee Cap
Under the New Investment Advisory Agreement, each quarterly incentive fee payable under the New Investment Advisory Agreement will be subject to the New GBDC Incentive Fee Cap. The New GBDC Incentive Fee Cap in any Performance Period is equal to the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income Per Share (as defined below) and (b) Cumulative Incentive Fees Paid Per Share (as defined below). To the extent the New GBDC Incentive Fee Cap is zero or a negative value in any Performance Period, no Incentive Fee would be paid under the New Investment Advisory Agreement in that Performance Period.
“Cumulative Pre-Incentive Fee Net Income Per Share” equals the “Pre-Incentive Fee Net Income Per Share” (as defined below) for each Performance Period since April 13, 2010, the effective date of GBDC’s election to be treated as a business development company. “Pre-Incentive Fee Net Income Per Share” equals (a) the sum of  (i) Pre-Incentive Fee Net Investment Income and (ii) Adjusted Capital Returns (as defined below) for the Performance Period divided by (b) the weighted average number of shares of GBDC Common Stock outstanding during such Performance Period. “Adjusted Capital Returns” for any Performance Period is the sum of the realized aggregate capital gains, realized aggregate capital losses, aggregate unrealized capital depreciation and aggregate unrealized capital appreciation for such Performance Period; provided that the calculation of realized aggregate capital gains, realized aggregate capital losses, aggregate unrealized capital depreciation and aggregate unrealized capital appreciation shall not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger. “Cumulative Incentive Fees Paid Per Share” is equal to the sum of Incentive Fees Paid Per Share for each Performance Period since April 13, 2010. “Incentive Fees Paid Per Share” for any Performance Period is equal to the Incentive Fees accrued and/or payable by GBDC for such Performance Period divided by the weighted average number of shares of common stock of GBDC outstanding during such Performance Period.
If, for any relevant Performance Period, the New GBDC Incentive Fee Cap calculation results in GBDC paying less than the amount of the New Incentive Fee calculated above, then the difference between (a) the New Incentive Fees accrued and/or payable by GBDC for such Performance Period and (b) the New GBDC Incentive Fee Cap multiplied by the weighted average number of shares of GBDC Common Stock outstanding during such Performance Period will not be paid by GBDC, and will not be received by GC Advisors, as an incentive fee, either at the end of such relevant Performance Period or at the end of any future Performance Period.

Base Management Fee
The base management fee is calculated under both the New Investment Advisory Agreement and the Current GBDC Investment Advisory Agreement at an annual rate equal to 1.375% of GBDC’s average adjusted gross assets at the end of the two most recently completed calendar quarters (excluding cash and cash equivalents but including assets purchased with borrowed funds and securitization-related assets). Additionally, GC Advisors is voluntarily excluding assets funded with secured borrowing proceeds from the management fee. For services rendered under the New Investment Advisory Agreement and the Current GBDC Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of GBDC’s gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during a current calendar quarter. Base management fees for any partial month or quarter are appropriately pro-rated. For purposes of the New Investment Advisory Agreement and the Current GBDC Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase. To the extent that GC Advisors or any of its affiliates provides investment advisory, collateral management or other similar services to a subsidiary of GBDC, the base management fee shall be reduced by an amount equal to the product of  (1) the total fees paid to GC Advisors by such subsidiary for such services and (2) the percentage of such subsidiary’s total equity, including membership interests and any class of notes not exclusively held by one or more third parties, that is owned, directly or indirectly, by GBDC. For the fiscal years ended September 30, 2018, 2017 and 2016, GBDC paid GC Advisors base management fees of  $24.1 million, $23.5 million and $21.7 million, respectively, and for the six months ended March 31, 2019 and 2018, GBDC paid GC Advisors base management fees of  $13.0 million and $11.9 million, respectively, pursuant to the Current GBDC Investment Advisory Agreement.
Except as set forth above, no other material provisions of the Current GBDC Investment Advisory Agreement will change as a result of the New Investment Advisory Agreement. See “Golub Capital BDC, Inc. Management Agreements” for a summary description of the other provisions of the Current GBDC Investment Advisory Agreement.
Examples of Quarterly Incentive Fee Calculation under the New Investment Advisory Agreement
Example 1 — New Income Incentive Fee(1):
Assumptions
Hurdle rate(2) = 2.00%
Management fee(3) = 0.344%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.35%

(1)
The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of  (a) GBDC’s aggregate distributions to its stockholders and (b) GBDC’s change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is at least 8.0% of GBDC’s net assets at the beginning of such period (as adjusted for any share issuances or repurchases).

(2)
Represents a quarter of the 8.0% annualized hurdle rate.

(3)
Represents a quarter of the 1.375% annualized management fee.

(4)
Excludes offering expenses.

Alternative 1
Additional Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.25%

Pre-Incentive Fee Net Investment Income (investment income adjusted to exclude amortization of purchase premium – (management fee + other expenses)) = 0.556%
Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate, therefore there is no Incentive Fee.
Alternative 2
Additional Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.80%
Pre-Incentive Fee Net Investment Income (investment income adjusted to exclude amortization of purchase premium  – (management fee + other expenses)) = 2.106%
Pre-Incentive Fee Net Investment Income exceeds hurdle rate, therefore there is an Incentive Fee.
Incentive Fee	=	100% × “catch-up” + the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%))
	=	(100% × (2.106% – 2.00%)) + 0%
	=	100% × 0.106%
	=	0.106%
Alternative 3
Additional Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.50%
Pre-Incentive Fee Net Investment Income (investment income adjusted to exclude amortization of purchase premium – (management fee + other expenses)) = 2.806%
Pre-Incentive Fee Net Investment Income exceeds hurdle rate, therefore there is an Incentive Fee.
Incentive Fee	=	100% × “catch-up” + the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%))
	=	(100% × (2.50% – 2.00%)) + (20% × (2.806% – 2.50%))
	=	0.50% + (20% × 0.306%)
	=	0.561%
Example 2 — New Capital Gain Incentive Fee:
Alternative 1
Assumptions
Year 1:	$20 million investment made in Company A (“Investment A”) and an investment in Company B acquired in a merger (“Investment B”); Investment B is allocated consideration paid, or a cost basis in accordance with GAAP, of $31.5 million
Year 2:	Investment A is sold for $15 million and fair market value (“FMV”) of Investment B determined to be $29 million
Year 3:	FMV of Investment B determined to be $27 million
Year 4:	Investment B sold for $25 million
The Capital Gain Incentive Fee, if any, would be:
Year 1:	None (No sales transactions)
Year 2:	None (Sales transaction resulted in a realized capital loss on Investment A)
Year 3:	None (No sales transactions)
Year 4:	None (Sales transaction resulted in a realized capital loss on Investment B)

Each quarterly incentive fee payable on the New Income and Capital Gains Incentive Fee Calculation is subject to the New Incentive Fee Cap. Below are the necessary adjustments to the Incentive Fee payable to adhere to the New Incentive Fee Cap.
Additional Assumptions
Year 1:	Investment B has a FMV of $30.0 million at the time of the closing of the merger, resulting in a cost basis for purposes of calculating the New Incentive Fee Cap of $30 million (excluding the $1.5 million purchase premium paid for the acquisition of Investment B in a merger and corresponding $1.5 million unrealized loss); GBDC has 10,000,000 shares of Common Stock issued and outstanding
Year 2:	GBDC has 10,000,000 shares of Common Stock issued and outstanding
Year 3:	GBDC issues 1,000,000 shares of Common Stock and has 11,000,000 shares of Common Stock issued and outstanding
Year 4:	GBDC has 11,000,000 shares of Common Stock issued and outstanding
Year 1:	No adjustment; no realized capital losses or unrealized capital depreciation.
Year 2:	Investment A sold at a $5 million loss. Investment B has unrealized capital depreciation of $1 million for purposes of calculating the New Incentive Fee Cap. Therefore, GC Advisors would not be paid on the $0.60 per share realized/unrealized loss which would result in a lower Incentive Fee by $0.12 per share.
Year 3:	Investment B has unrealized capital depreciation of $2 million for purposes of calculating the New Incentive Fee Cap. Therefore, GC Advisors would not be paid on the $0.18 per share unrealized capital depreciation, which would result in a lower Incentive Fee by $0.04 per share.
Year 4:	Investment B sold resulting in a $5 million realized loss for purposes of calculating the New Incentive Fee Cap. Investment B was previously marked down by $3 million for purposes of calculating the New Incentive Fee Cap; therefore, for purposes of calculating the New Incentive Fee Cap GBDC would realize a $5 million loss on Investment B and reverse the previous $3 million in unrealized capital depreciation. The net effect would be a loss for purposes of calculating the New Incentive Fee Cap of $2 million. GC Advisors would not be paid on the $0.18 per share loss which would result in a lower Incentive Fee by $0.04 per share.
Alternative 2
Assumptions
Year 1:	$20 million investment made in Company A (“Investment A”), and an investment in Company B acquired in a merger (“Investment B”); Investment B is allocated consideration paid, or a cost basis in accordance with GAAP, of $31.5 million and a $25 million investment made in Company C (“Investment C”).
Year 2:	FMV of Investment A determined to be $18 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million.
Year 3:	Investment A sold for $18 million. FMV of Investment B determined to be $24 million and FMV of Investment C determined to be $25 million.
Year 4:	FMV of Investment B determined to be $22 million. Investment C sold for $24 million.
Year 5	Investment B sold for $20 million
The Capital Gain Incentive Fee, if any, would be:
Year 1:	None (No sales transactions)
Year 2:	None (No sales transactions)

Year 3:	None (Sales transaction resulted in a realized capital loss on Investment A)
Year 4:	None (Sales transaction resulted in a realized capital loss on Investment C)
Year 5	None (Sales transaction resulted in a realized capital loss on Investment B)
Each quarterly Incentive Fee payable on the New Income and Capital Gains Incentive Fee Calculation is subject to the New Incentive Fee Cap. Below are the necessary adjustments to the Incentive Fee payable to adhere to the New Incentive Fee Cap.
Additional Assumptions
Year 1:	Investment B has an FMV of $30.0 million at the time of the closing of the merger, resulting in a cost basis for purposes of calculating the New Incentive Fee Cap of $30 million (excluding the $1.5 million purchase premium paid for the acquisition of Investment B in a merger and corresponding $1.5 million unrealized loss); GBDC has 10,000,000 shares of Common Stock issued and outstanding
Year 2:	GBDC has 10,000,000 shares of Common Stock issued and outstanding
Year 3:	GBDC issues 1,000,000 shares of Common Stock and has 11,000,000 shares of Common Stock issued and outstanding
Year 4:	GBDC has 11,000,000 shares of Common Stock issued and outstanding
Year 5	GBDC has 11,000,000 shares of Common Stock issued and outstanding
Year 1:	No adjustment; no realized capital losses or unrealized capital depreciation.
Year 2:	Investment A has unrealized capital depreciation of $2 million. Investment B has unrealized capital depreciation of $5 million for purposes of calculating the New Incentive Fee Cap. Therefore, GC Advisors would not be paid on the $0.70 per share unrealized capital depreciation which would result in a lower Incentive Fee by $0.14 per share.
Year 3:	Investment A sold at a $2 million loss. Investment A was previously marked down by $2 million; therefore, GBDC would realize a $2 million loss on Investment A and reverse the previous $2 million in unrealized capital depreciation. Investment B has additional unrealized capital depreciation of $1 million for purposes of calculating the New Incentive Fee Cap. The net effect would be a loss of $1 million for purposes of calculating the New Incentive Fee Cap. GC Advisors would not be paid on the $0.09 per share loss, which would result in a lower Incentive Fee by $0.02 per share.
Year 4:	Investment B has additional unrealized capital depreciation of $2 million for purposes of calculating the New Incentive Fee Cap. Investment C sold at a $1 million realized loss. The net effect would be a loss of $3 million for purposes of calculating the New Incentive Fee Cap. GC Advisors would not be paid on the $0.27 per share loss, which would result in a lower Incentive Fee by $0.05 per share.
Year 5	Investment B sold resulting in a $10 million realized loss for purposes of calculating the New Incentive Fee Cap. Investment B was previously marked down by $8 million; therefore, GBDC would realize a $10 million loss on Investment B and reverse the previous $8 million in unrealized capital depreciation. The net effect would be a loss for purposes of calculating the New Incentive Fee Cap of $2 million. GC Advisors would not be paid on the $0.18 per share loss, which would result in a lower Incentive Fee by $0.04 per share.
Alternative 3
Assumptions
Year 1:	$25 million investment made in Company A (“Investment A”) and an investment in Company B acquired in a merger (“Investment B”); Investment B is allocated consideration paid, or a cost basis in accordance with GAAP, of $31.5 million
Year 2:	Investment A is sold for $30 million, FMV of Investment B determined to be $31 million and $2 million of unamortized deferred financing costs
Year 3:	FMV of Investment B determined to be $33 million and $1 million of unamortized deferred financing costs
Year 4:	Investment B sold for $33 million and $0 of unamortized deferred financing costs
The Capital Gain Incentive Fee, if any, would be:
Year 1:	None (No sales transactions)
Year 2:	$900,000 (20% multiplied by (i) $5 million realized capital gain on sale of Investment A less (ii) $0.5 million of unrealized loss
Year 3:	$100,000 (20% multiplied by $5 million realized capital gains on sale of Investment A) less $900,000 (Capital Gain Incentive Fee paid in year 2)
Year 4:	$600,000 (20% multiplied by $8 million realized capital gains on sale of Investment A and Investment B less Capital Gain Incentive Fee paid in years 2 and 3).
Each quarterly Incentive Fee payable on the New Income and Capital Gains Incentive Fee Calculation is subject to the New GBDC Incentive Fee Cap. Below are the necessary adjustments to the Incentive Fee payable to adhere to the Incentive Fee Cap.
Additional Assumptions
Year 1:	Investment B has a FMV of $30.0 million at the time of the closing of the merger, resulting in a cost basis for purposes of calculating the New Incentive Fee Cap of $30 million (excluding the $1.5 million purchase premium paid for the acquisition of Investment B in a merger and corresponding $1.5 million unrealized loss); GBDC has 10,000,000 shares of Common Stock issued and outstanding
Year 2:	GBDC has 10,000,000 shares of Common Stock issued and outstanding
Year 3:	GBDC issues 1,000,000 shares of Common Stock and has 11,000,000 shares of Common Stock issued and outstanding
Year 4:	GBDC has 11,000,000 shares of Common Stock issued and outstanding
Year 1:	No adjustment necessary
Year 2:	No adjustment necessary. GC Advisors would not be paid on the $1 million unrealized gain on Investment B.
Year 3:	No adjustment necessary. GC Advisors would not be paid on the $3 million unrealized gain on Investment B.
Year 4:	No adjustment necessary
Effect of the New Investment Advisory Agreement on Advisory Fees
As described more fully above, the New Investment Advisory Agreement would (i) change the calculation of the Incentive Fee Cap from an aggregate calculation under the Current GBDC Investment Advisory Agreement to a per share calculation under the New Investment Advisory Agreement and (ii) exclude any amounts resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger, such as the premium to NAV to be paid for the shares of GCIC Common Stock in the proposed Merger, from the calculation of the Income Incentive Fee and the Incentive Fee Cap. While the per share Incentive Fee Cap will lead to a higher incentive fee cap on a gross basis, this adjustment appropriately reflects the larger size of the combination of GBDC and GCIC after the Merger while retaining the same percentage cap applicable prior to the Merger and retaining the same “look back” to GBDC’s inception for the incentive fee cap that ensures that GC Advisors’ incentives are aligned with the long-term growth of GBDC following the Merger.

If the New Investment Advisory Agreement had been in effect at GBDC even without the closing of the Merger, there would have been no change to the advisory fees payable to GC Advisors for the year ended December 31, 2018, or for any prior fiscal period, as a result of the New GBDC Incentive Fee Cap as compared to the incentive fee cap under the Current GBDC Investment Advisory Agreement.
As of March 31, 2019, under the Current GBDC Investment Advisory Agreement, GBDC had a cumulative capital gain incentive fee accrual under GAAP of  $4.4 million and would have to experience approximately $22.2 million of realized losses before GC Advisors would have to forego receipt of any Capital Gain Incentive Fee. As of March 31, 2019, GCIC had a cumulative capital gain incentive fee accrual under GAAP of  $1.2 million. Under the GCIC Investment Advisory Agreement, the Initial Merger results in the termination of the GCIC Investment Advisory Agreement requiring a final calculation of the capital gain incentive fee and the effective sale of GCIC and all of its assets to GBDC at their respective fair values on the date immediately preceding the closing of the Initial Merger. As a result, assuming the Merger had been completed on March 31, 2019, GCIC would be required to pay GC Advisors a $1.2 million Capital Gain Incentive Fee. Assuming the Merger had been completed on March 31, 2019 and based on the financial statements as of such date for GCIC and GBDC, GBDC would hold the former GCIC assets with a cost basis at the fair value at the time of the Initial Merger plus the purchase premium allocation and recognize unrealized depreciation on its consolidated statement of operations of approximately $28.4 million on the write-down to fair value required by GAAP. Assuming the Merger closed on March 31, 2019 with the New Investment Advisory Agreement in effect at GBDC, GC Advisors would only earn a capital gain incentive fee from GBDC on the former GCIC assets to the extent those assets are subsequently sold at a value greater than their cost basis, which cost basis will include any unamortized purchase premium allocated to such assets. In addition, as a result of the write down to fair value of the former GCIC assets to fair value following the closing of the Merger, which results in an unrealized loss to GBDC, the capital gain incentive fee accrual under GAAP at GBDC would be reversed and GBDC would have to experience approximately $11.3 million of aggregate, cumulative realized gains subsequent to the closing of the Merger in order to receive a Capital Gain Incentive Fee under the New Investment Advisory Agreement.
Assuming the Merger had been completed on March 31, 2019 and based on the financial statements as of such date for GCIC and GBDC, a purchase premium of  $28.4 million would be allocated to the cost basis of the former GCIC investments in equity and loan securities. Assuming the former GCIC investments in loan securities remain outstanding for four years following the closing of the Merger, this would result in quarterly amortization of approximately $1.8 million per fiscal quarter as a reduction to interest income, which, under the New Investment Advisory Agreement, would be excluded from the calculation of the income incentive fee. Assuming GBDC is fully through the catch-up provision, the exclusion of such amortization of purchase premium results in an increase to the income incentive fee under the New Investment Advisory Agreement of approximately $0.4 million per fiscal quarter as compared to the Current GBDC Investment Advisory Agreement based upon the same income incentive fee rate of 20%.
Reasons for the New Investment Advisory Agreement
GBDC believes that New Investment Advisory Agreement is equitable for GBDC stockholders, GBDC, former GCIC stockholders and GC Advisors and preserves the intent of the incentive fee cap under the Current GBDC Investment Advisory Agreement. Under the Current GBDC Investment Advisory Agreement, any incentive fees payable to GC Advisors are subject to a cap equal to 20% of the Cumulative Pre-Incentive Fee Net Income of GBDC since April 13, 2010. The closing of the Merger will result in a combined company that includes the assets of both GBDC and GCIC, which is a substantial increase to the assets of GBDC prior to closing, as well as a substantial increase in the number of shares of GBDC Common Stock outstanding. The intent of the New GBDC Incentive Fee Cap is to retain a 20% cap on all incentive fees paid by GBDC to GC Advisors since April 13, 2010, while adjusting the cap to account for the substantial increase in assets and shares of GBDC Common Stock outstanding of the combined company as a result of the Merger.
In addition, exclusion of any amounts resulting solely from the purchase accounting for the premium paid for the shares of GCIC Common Stock in the Merger from the New GBDC Incentive Fee Cap accords with the economic results experienced by the GBDC stockholders following the Merger. The merger of Merger Sub with and into GCIC will be accounted for using the asset acquisition method of accounting. See “Accounting Treatment of the Merger.” Accordingly, the merger consideration paid by GBDC in connection with the Initial Merger and Subsequent Merger will be allocated to acquired assets and assumed liabilities of GCIC at their relative fair values estimated by GBDC as of the closing of the Merger. The excess fair value of the merger consideration paid by GBDC over the fair value of the net assets of GCIC acquired will be allocated against the assets acquired and liabilities assumed of GCIC by GBDC. Immediately following the Merger, however, GBDC is required to carry its assets and liabilities at fair value, and, as a result, any allocations of purchase premium to the net assets acquired in excess of fair value as a result of the purchase accounting described above must be immediately recognized as unrealized depreciation on GBDC’s financial statements such that the acquired net assets are carried at fair value by GBDC. The purchase premium allocated to investments in loan securities would amortize over the life of the loans through interest income with a corresponding reversal of the unrealized depreciation on the GCIC loans acquired through their ultimate disposition while the unrealized depreciation resulting from the purchase premium allocated to investments in equity securities would, assuming no subsequent change to the fair value of the GCIC equity securities acquired and disposition of such equity securities at fair value, eventually be recognized as a realized loss upon such disposition of the equity securities of GCIC acquired by GBDC. While recognition of this purchase premium amortization, unrealized depreciation and realized loss is required by GAAP, it does not affect the tax basis of the assets acquired from GCIC and, as a result, has no effect on any gain or loss ultimately recognized by GBDC and, indirectly, GBDC stockholders upon disposition of the assets.
GBDC Board Approval of the New Investment Advisory Agreement
At a meeting of the GBDC Board held on November 27, 2018, the GBDC Board, including all of the GBDC Independent Directors, voted unanimously to approve a prior version of the New Investment Advisory Agreement. The GBDC Board then approved the submission of the New Investment Advisory Agreement to the GBDC’s stockholders for approval with the GBDC Board’s recommendation that the GBDC stockholders vote to approve the New Investment Advisory Agreement. Following certain regulatory discussions, the GBDC Board considered a revised version of the New Investment Advisory Agreement that did not include any changes to the calculation of the New Capital Gain Incentive Fee as compared to the calculation under the Current GBDC Investment Advisory Agreement. At a meeting of the GBDC Board held on May 7, 2019, the GBDC Board, including all of the GBDC Independent Directors, fully discussed and considered all material matters related to the approval of the New Investment Advisory Agreement, and the GBDC Board, including all of the GBDC Independent Directors subsequently approved the New Investment Advisory Agreement at a meeting on July 11, 2019.
In reaching a decision to approve the New Investment Advisory Agreement, the GBDC Board reviewed a significant amount of information and considered, among other things:
•
the nature, extent and quality of services provided to GBDC by GC Advisors;

•
the relative investment performance of GBDC since its inception;

•
the effect of the Merger on the calculation of incentive fees and the incentive fee cap;

•
the effect of purchase accounting for the premium paid for the shares of GCIC Common Stock in the Merger on the financial statements of GBDC after the Merger and the resulting effects on the calculation of incentive fees payable and the incentive fee cap;

•
the fees paid by other comparable BDCs; and

•
various other matters.

The GBDC Board noted that the terms of the New Investment Advisory Agreement did not change the calculation of the Capital Gain Incentive Fee, or the management or incentive fee rates and that the proposed changes, as compared to the Current GBDC Investment Advisory Agreement, consisted of revisions to (i) exclude the impact of purchase accounting resulting from a merger, including the Merger, from the calculation of income subject to the income incentive fee payable and the calculation of the cumulative incentive fee cap under the New Investment Advisory Agreement and (ii) convert the cumulative incentive fee cap into per share calculation.

The GBDC Board referred to the materials provided by GC Advisors to the GBDC Independent Directors in response to a request for information from Blank Rome on behalf of the GBDC Independent Directors. In considering the nature, extent and quality of services to be provided to GBDC under the New Investment Advisory Agreement, the GBDC Board noted that the New Investment Advisory Agreement did not provide for any change in the nature and extent of services to be provided by GC Advisors as compared to the Current GBDC Investment Advisory Agreement. Furthermore, the materials provided to the GBDC Board did not describe any material changes to the personnel of GC Advisors from the individuals currently providing investment advisory services. The GBDC Board considered the performance of GC Advisors in its capacity as investment adviser to GBDC both since its initial public offering in 2010 as well as a comparison of this performance against an index of BDCs and against the S&P 500.
The GBDC Board discussed that the New Investment Advisory Agreement would not be effective until closing of the Merger and discussed the effects of the Merger on GBDC and on the advisory fees to be paid following the closing of the Merger. The GBDC Board noted that GBDC was one of a limited number of BDCs to have an incentive fee cap with a look-back, or total return hurdle, to its IPO. The GBDC Board discussed how the cumulative look-back to GBDC’s IPO provided an incentive for long-term investment success by requiring the adviser to “earn back” any losses from poor investment performance before receiving further incentive fees rather than simply allowing a shorter look-back period to expire. The effect of the Merger on the cumulative look-back was discussed noting that calculation of the incentive fee cap on an aggregate basis, as is provided for in the Current GBDC Investment Advisory Agreement, may not retain the full look-back to GBDC’s IPO in an effective manner but the GBDC Board determined that converting the calculation to a per share basis as proposed in the New Investment Advisory Agreement could accomplish the goals of the cumulative look-back to GBDC’s IPO while accounting for the larger size of the combined company following closing of the Merger.
The GBDC Board also discussed the effect of purchase accounting on the financial statements of the combined company as well the effects on the calculation of incentive fees under the Current GBDC Investment Advisory Agreement and under the New Investment Advisory Agreement.
Based on the information reviewed and the considerations detailed above, the GBDC Board, including all of the GBDC Independent Directors, all of whom are not “interested persons,” as that term is defined in the 1940 Act, of GBDC or GC Advisors, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the New Investment Advisory Agreement for an initial two-year term commencing upon closing of the Merger.
In its deliberations, the GBDC Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the GBDC Board’s determinations are discussed above.
Appraisal Rights
Under Delaware law and GBDC’s certificate of incorporation, GBDC stockholders will not be entitled to rights of appraisal with respect to the Advisory Agreement Amendment Proposal. Accordingly, to the extent that a GBDC stockholder objects to the Advisory Agreement Amendment Proposal, such GBDC stockholder will not have the right to have a court judicially determine (and the GBDC stockholder will not receive) the fair value for its shares of GBDC Common Stock under the provisions of Delaware law governing appraisal rights.
THE GBDC BOARD UNANIMOUSLY RECOMMENDS THAT GBDC STOCKHOLDERS VOTE “FOR” THE ADVISORY AGREEMENT AMENDMENT PROPOSAL.
GBDC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Advisory Agreement Amendment Proposal. The affirmative vote by the stockholders of GBDC holding a majority of the outstanding voting securities of GBDC is necessary for approval of the Advisory Agreement Amendment Proposal. For purposes of the Advisory Agreement Amendment Proposal, the 1940 Act defines “a majority of outstanding voting securities” of a company as the lesser of: (1) 67% or more of the voting securities present at a stockholder meeting if the holders of more than 50% of the outstanding voting securities of the company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the company. GBDC stockholders may vote for or against or abstain on the Advisory Agreement Amendment Proposal. Abstentions and broker non-votes will have the same effect as votes against the Advisory Agreement Amendment Proposal. Proxies received will be voted “FOR” the approval of the Advisory Agreement Amendment Proposal unless GBDC stockholders designate otherwise.
GCIC PROPOSAL 1: APPROVAL OF THE MERGER AGREEMENT AND THE MERGER
GCIC is asking its stockholders to approve the Initial Merger in which Merger Sub will merge with and into GCIC, with GCIC as the surviving company, pursuant to the Merger Agreement The Initial Merger will be followed immediately by the merger of GCIC with and into GBDC, with GBDC surviving the Merger. Upon completion of the Merger, and subject to the terms and conditions of the Merger Agreement, each share of GCIC Common Stock issued and outstanding immediately prior to the Effective Time will be converted into the right to receive, in accordance with the Merger Agreement, the Merger Consideration as described in the section entitled “Description of the Merger Agreement — Merger Consideration.” For more information on the GCIC stockholder vote required for approval of the Merger Proposal, see “The GCIC Special Meeting — Vote Required.”
Approval of the Merger Proposal is required for the completion of the Merger.
Appraisal Rights
Under Maryland law and GCIC’s articles of amendment and restatement (the “GCIC Charter”), GCIC stockholders will not be entitled to rights of appraisal with respect to the Merger Proposal. Accordingly, to the extent that a GCIC stockholder objects to the Merger Proposal, such GCIC stockholder will not have the right to have a court judicially determine (and the GCIC stockholder will not receive) the fair value for its shares of GCIC Common Stock under the provisions of Maryland law governing appraisal rights.
THE GCIC BOARD, INCLUDING THE GCIC INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT GCIC STOCKHOLDERS VOTE “FOR” THE MERGER PROPOSAL.
GCIC stockholders may vote “FOR” or “AGAINST,” or they may “ABSTAIN” from voting on, the Merger Proposal. The affirmative vote of the holders of a majority of the outstanding shares of GCIC Common Stock entitled to vote at the GCIC Special Meeting “FOR” the Merger Proposal is required to approve the Merger Proposal. Abstentions and broker non-votes will have the effect of a vote “against” this proposal. Proxies received will be voted “FOR” the approval of the Merger Proposal unless GCIC stockholders designate otherwise.

MARKET PRICE, DIVIDEND AND DISTRIBUTION INFORMATION
GBDC
Price Range of Common Stock
GBDC Common Stock began trading on April 15, 2010 and is currently traded on The Nasdaq Global Select Market under the symbol “GBDC.” The following table sets forth: (i) the net asset value per share of GBDC Common Stock as of the applicable period end, (ii) the range of high and low closing sales prices of GBDC Common Stock as reported on the Nasdaq during the applicable period, (iii) the closing high and low sales prices as a premium (discount) to net asset value during the appropriate period, and (iv) the dividends and distributions per share of GBDC Common Stock declared during the applicable period.
Period	NAV per Share(1)	Closing Sales Price		Premium of High Sales Price to NAV(2)	Premium/ (Discount) of Low Sales Price to NAV(2)	Dividends and Distributions Declared
		High	Low
Fiscal Year Ended September 30, 2019
Fourth quarter (through July 2, 2019)	N/A	$17.78	$17.73	N/A	N/A	N/A
Third quarter	N/A	18.43	17.34	N/A	N/A	$0.32
Second quarter	$15.95	18.65	16.62	16.9%	3.4%	0.32
First quarter	15.97	19.01	16.38	19.0	2.6	0.44(3)
Fiscal Year Ended September 30, 2018
Fourth quarter	$16.10	$19.14	$18.40	18.9%	14.3%	0.32
Third quarter	16.15	18.67	17.83	15.6	10.4	0.32
Second quarter	16.11	18.44	17.62	14.5	9.4	0.32
First quarter	16.04	19.41	18.20	21.0	13.5	0.40(4)
Fiscal Year Ended September 30, 2017
Fourth quarter	$16.08	$19.71	$18.24	22.6%	13.4%	$0.32
Third quarter	16.01	20.44	19.10	27.7	19.3	0.32
Second quarter	15.88	19.88	18.38	25.2	15.7	0.32
First quarter	15.74	18.76	17.55	19.2	11.5	0.57(5)

(1)
NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)
Calculated as of the respective high or low closing sales price divided by the quarter-end NAV.

(3)
Includes a special distribution of  $0.12 per share.

(4)
Includes a special distribution of  $0.08 per share.

(5)
Includes a special distribution of  $0.25 per share.

The last reported price for GBDC Common Stock on July 2, 2019 was $17.73 per share. As of July 2, 2019, GBDC had 443 stockholders of record.
Pursuant to GBDC’s dividend reinvestment plan, GBDC reinvests all cash dividends or distributions declared by the GBDC Board on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the GBDC Board declares a distribution, then stockholders who have not elected to

“opt out” of the GBDC dividend reinvestment plan automatically reinvest their distributions in additional shares of GBDC Common Stock. See “Golub Capital BDC, Inc. Dividend Reinvestment Plan” for additional information regarding GBDC’s dividend reinvestment plan.
GCIC
GCIC Common Stock is not listed on a national stock exchange, and there is no established public trading market for GCIC Common Stock. Because shares of GCIC Common Stock have been acquired by investors in one or more transactions “not involving a public offering,” they are “restricted securities” and may be required to be held indefinitely. Such shares of GCIC Common Stock may not be sold, transferred, assigned, pledged or otherwise disposed of unless (i) GCIC’s consent is granted, and (ii) the shares are registered under applicable securities laws or specifically exempted from registration (in which case the stockholder may, at GCIC’s option, be required to provide GCIC with a legal opinion, in form and substance satisfactory to us, that registration is not required). No sale, transfer, assignment, pledge or other disposition, whether voluntary or involuntary, of shares of GCIC Common Stock may be made except by registration of the transfer on GCIC’s books. Each transferee is required to execute an instrument agreeing to be bound by these restrictions and the other restrictions imposed on the shares and to execute such other instruments or certifications as are reasonably required by GCIC.
As of July 2, 2019, GCIC had 310 stockholders of record.
The following table summarizes GCIC’s dividend declarations and distributions during the years ended September 30, 2018 and 2017, and six months ended March 31, 2019:
Date Declared	Record Date	Payment Date	Shares Outstanding	Amount Per Share	Total Distributions Declared ($ in thousands)
Year ended September 30, 2017
08/03/2016	10/24/2016	12/30/2016	41,087,178.250	$0.0729	$2,993
11/14/2016	11/18/2016	12/30/2016	41,087,178.250	0.1469	6,034
11/14/2016	12/26/2016	02/27/2017	41,442,374.044	0.1340	5,553
11/14/2016	01/23/2017	02/27/2017	41,769,495.016	0.0902	3,769
02/07/2017	02/20/2017	05/19/2017	41,769,495.016	0.1050	4,385
02/07/2017	03/24/2017	05/19/2017	42,104,997.486	0.1078	4,540
02/07/2017	04/30/2017	07/28/2017	44,292,283.019	0.1067	4,727
05/04/2017	05/18/2017	07/28/2017	46,515,568.552	0.0982	4,566
05/04/2017	06/16/2017	07/28/2017	46,829,343.936	0.1050	4,917
05/04/2017	07/21/2017	09/25/2017	46,829,343.936	0.1102	5,158
08/02/2017	08/31/2017	11/27/2017	49,551,036.707	0.0600	2,976
08/02/2017	09/22/2017	11/27/2017	49,551,036.707	0.1062	5,263
Total distributions declared for year ended September 30, 2017					$54,881

Date Declared	Record Date	Payment Date	Shares Outstanding	Amount Per Share	Total Distributions Declared ($ in thousands)
Year ended September 30, 2018
08/02/2017	10/23/2017	12/28/2017	51,214,683.496	$0.1122	$5,745
11/17/2017	11/24/2017	12/28/2017	51,214,683.496	0.1045	5,353
11/17/2017	12/26/2017	02/26/2018	53,729,533.382	0.1250	6,716
11/17/2017	01/23/2018	02/26/2018	54,122,735.354	0.1202	6,509
02/06/2018	02/24/2018	05/23/2018	55,530,517.674	0.1005	5,579
02/06/2018	03/30/2018	05/23/2018	57,819,693.450	0.1491	8,620
02/06/2018	04/27/2018	07/24/2018	57,819,693.450	0.1351	7,812
05/04/2018	05/18/2018	07/24/2018	57,819,693.450	0.1046	6,047
05/04/2018	06/15/2018	07/24/2018	58,325,385.782	0.1135	6,617
05/04/2018	07/21/2018	09/25/2018	58,037,388.381	0.1194	6,931
08/07/2018	08/31/2018	11/27/2018	58,755,211.413	0.0754	4,427
08/07/2018	09/21/2018	11/27/2018	60,780,608.940	0.1244	7,413
Total distributions declared for year ended September 30, 2018					$77,769
For the six months ended March 31, 2019
08/07/2018	10/17/2018	12/28/2018	64,165,996.549	$0.0924	$5,931
11/27/2018	11/28/2018	12/28/2018	67,103,001.653	0.0831	5,573
11/27/2018	12/26/2018	02/27/2019	70,022,164.056	0.1033	7,234
11/27/2018	01/21/2019	02/27/2019	70,438,775.169	0.1155	8,136
02/05/2019	02/26/2019	05/24/2019	70,438,775.169	0.0821	5,783
02/05/2019	03/27/2019	05/24/2019	73,242,692.661	0.0980	7,180
Total dividends declared for the six months ended March 31, 2019					$39,837

Pursuant to GCIC’s dividend reinvestment plan, GCIC reinvests all cash dividends or distributions declared by the GCIC Board on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the GCIC Board declares a distribution, then stockholders who have not elected to “opt out” of the GCIC dividend reinvestment plan automatically reinvest their distributions in additional shares of GCIC Common Stock. See “Golub Capital Investment Corporation Dividend Reinvestment Plan” for additional information regarding GCIC’s dividend reinvestment plan.

BUSINESS OF GOLUB CAPITAL BDC, INC.
General
GBDC is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, for U.S. federal income tax purposes, GBDC has elected to be treated as a RIC under Subchapter M of the Code. GBDC was formed in November 2009 to continue and expand the business of its predecessor, Golub Capital Master Funding LLC, which commenced operations in July 2007. GBDC makes investments primarily in one stop and other senior secured loans of middle-market companies that are, in most cases, sponsored by private equity firms. GC Advisors structures GBDC’s one stop loans as senior secured loans, and GBDC obtains security interests in the assets of the portfolio company that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of the portfolio company. In many cases, GBDC together with its affiliates are the sole lenders of one stop loans, which can afford GBDC additional influence over the borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.
GBDC’s investment objective is to generate current income and capital appreciation by investing primarily in one stop and other senior secured loans of U.S. middle-market companies. GBDC may also selectively invest in second lien and subordinated loans of, and warrants and minority equity securities in U.S. middle-market companies. GBDC intends to achieve its investment objective by (1) accessing the established loan origination channels developed by Golub Capital, a leading lender to middle-market companies with over $30.0 billion in capital under management as of March 31, 2019, (2) selecting investments within its core middle-market company focus, (3) partnering with experienced sponsors, in many cases with whom Golub Capital has invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital.
As of March 31, 2019 and September 30, 2018 and 2017, GBDC’s portfolio at fair value was comprised of the following:
	As of March 31, 2019		As of September 30, 2018		As of September 30, 2017
Investment Type	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments
Senior secured	$248,468	12.7%	$231,169	13.0%	195,029	11.6%
One stop	1,579,720	80.8	1,430,196	80.2	1,334,084	79.2
Second lien	9,434	0.5	9,435	0.5	9,434	0.6
Subordinated debt	609	0.0*	251	0.0*	59	0.0*
LLC equity interests in GBDC SLF(1)	71,742	3.7	71,084	4.0	95,015	5.6
Equity	45,040	2.3	40,706	2.3	51,394	3.0
Total	$1,955,013	100.0%	$1,782,841	100.0%	1,685,015	100.0%

*
Represents an amount less than 0.1%.

(1)
Proceeds from the LLC equity interests invested in GBDC SLF were utilized by GBDC SLF to invest in senior secured loans.

GBDC seeks to create a portfolio that includes primarily one stop and other senior secured loans by primarily investing approximately $5.0 million to $30.0 million of capital, on average, in the securities of U.S. middle-market companies. GBDC may also selectively invest more than $30.0 million in some of its portfolio companies and generally expects that the size of its individual investments will vary proportionately with the size of its capital base.
GBDC generally invests in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of GBDC’s debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase GBDC’s risk of losing part or all of its investment.
One stop loans include loans to technology companies undergoing strong growth due to new services, increased adoption and/or entry into new markets. GBDC refers to loans to these companies as late stage lending loans. Other targeted characteristics of late stage lending businesses include strong customer revenue retention rates, a diversified customer base and backing from growth equity or venture capital firms. In some cases, the borrower’s high revenue growth is supported by a high level of discretionary spending. As part of the underwriting of such loans and consistent with industry practice, GBDC may adjust its characterization of the earnings of such borrowers for a reduction or elimination of such discretionary expenses, if appropriate. As of March 31, 2019, and September 30, 2018 and 2017, one stop loans included $172.8 million, $169.4 million and $138.6 million, respectively, of late stage lending loans at fair value.
GBDC’s Adviser
GBDC’s investment activities are managed by its investment adviser, GC Advisors. GC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring GBDC’s investments and monitoring GBDC’s investments and portfolio companies on an ongoing basis. GC Advisors was organized in September 2008 and is a registered investment adviser under the Advisers Act. Under the Current GBDC Investment Advisory Agreement, GBDC pays GC Advisors a base management fee and an incentive fee for its services. See “Golub Capital BDC, Inc. Management Agreements — Current GBDC Investment Advisory Agreement — Management Fee” for a discussion of the base management fee and incentive fee, including the cumulative income incentive fee and the income and capital gains incentive fee, payable by GBDC to GC Advisors. Unlike most closed-end funds whose fees are based on assets net of leverage, GBDC’s base management fee is based on its average-adjusted gross assets (including leverage but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) and, therefore, GC Advisors benefits when GBDC incurs debt or uses leverage. For purposes of the Current GBDC Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase. Additionally, under the incentive fee structure, GC Advisors benefits when capital gains are recognized and, because it determines when a holding is sold, GC Advisors controls the timing of the recognition of capital gains. The GBDC Board is charged with protecting GBDC’s interests by monitoring how GC Advisors addresses these and other conflicts of interest associated with its management services and compensation. While not expected to review or approve each borrowing, the GBDC Independent Directors periodically review GC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, GBDC’s independent directors consider whether its fees and expenses (including those related to leverage) remain appropriate. See “Golub Capital BDC, Inc. Management Agreements — Current GBDC Investment Advisory Agreement — Board Approval of the Current GBDC Investment Advisory Agreement.”
GC Advisors is an affiliate of Golub Capital, and pursuant to the Staffing Agreement, Golub Capital LLC makes experienced investment professionals available to GC Advisors and provides access to the senior investment personnel of Golub Capital LLC and its affiliates. The Staffing Agreement provides GC Advisors with access to deal flow generated by Golub Capital LLC and its affiliates in the ordinary course of their businesses and commits the members of GC Advisors’ investment committee to serve in that capacity. As GBDC’s investment adviser, GC Advisors is obligated to allocate investment opportunities among GBDC and its other clients fairly and equitably over time in accordance with its allocation policy. See “Certain Relationships and Related Party Transactions of Golub Capital BDC, Inc.” However, there can be no assurance that such opportunities will be allocated to GBDC fairly or equitably in the short-term or over time. GC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital LLC’s investment professionals.

Golub Capital LLC
An affiliate of GC Advisors, the Administrator, provides the administrative services necessary for GBDC to operate. See “Golub Capital BDC, Inc. Management Agreements — Administration Agreement” for a discussion of the fees and expenses (subject to the review and approval of the GBDC Independent Directors) GBDC is required to reimburse the Administrator. The Administrator furnishes GBDC with office facilities and equipment and provides GBDC clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, the Administrator performs, or oversees the performance of, GBDC’s required administrative services, which include, among other things, being responsible for the financial records GBDC is required to maintain and preparing its reports to its stockholders and reports filed with the SEC. In addition, the Administrator also assists GBDC in determining and publishing its GBDC’s net asset value, oversees the preparation and filing of its tax returns, printing and disseminating reports to its stockholders and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to GBDC by others. The Administrator may retain third parties to assist in providing administrative services to GBDC. To the extent that the Administrator outsources any of its functions, GBDC pays the fees associated with such functions on a direct basis without profit to the Administrator. GBDC reimburses the Administrator for the allocable portion (subject to the review and approval of the GBDC Board) of the Administrator’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and GBDC’s allocable portion of the cost of GBDC’s chief financial officer and chief compliance officer and their respective staffs. The Administrator also provides on GBDC behalf significant managerial assistance to those portfolio companies to which GBDC is required to provide such assistance.
About Golub Capital
Golub Capital, founded in 1994, is a leading lender to middle-market companies, with a long track record of investing in senior secured, one stop, second lien and subordinated loans. As of March 31, 2019, Golub Capital had over $30.0 billion of capital under management. Since its inception, Golub Capital has closed deals with over 260 middle-market sponsors and repeat transactions with over 180 sponsors.
Golub Capital’s middle-market lending group is managed by a four-member senior management team consisting of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman and Gregory W. Cashman. As of March 31, 2019, Golub Capital’s more than 100 investment professionals had an average of over 12 years of investment experience and were supported by more than 250 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.
Market Trends
GBDC has identified the following trends that may affect its business:
Market.   GBDC believes that small and middle-market companies in the United States with annual revenues between $10.0 million and $2.5 billion represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have generated a significant number of investment opportunities for investment funds managed or advised by Golub Capital, and GBDC believes that this market segment will continue to produce significant investment opportunities for GBDC.
Specialized Lending Requirements.   GBDC believes that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of GBDC’s management team, lending to U.S. middle-market companies (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (3) may also require more extensive ongoing monitoring by the lender.
Demand for Debt Capital.   GBDC believes there is a large pool of uninvested private equity capital for middle-market companies. GBDC expects private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and subordinated debt from other sources, such as GBDC.

Competition from Bank Lenders.   GBDC believes that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans for middle-market issuers as they seek to meet existing and future regulatory capital requirements. GBDC believes these factors may result in opportunities for alternative funding sources to middle-market companies and therefore more market opportunities for GBDC.
Market Environment.   GBDC believes that as part of the path of economic recovery following the credit crisis, there has been increased competition for new middle-market investments due to some new non-bank finance companies that have entered the market and due to improving financial performance of middle-market companies. Increased competition for direct lending to middle market businesses may result in less favorable pricing terms for GBDC’s potential investments. If GBDC matches its competitors’ pricing, terms and structure, GBDC may experience decreased net interest income, lower yields and increased risk of credit loss. However, GBDC believes that its scale, product suite, entrenched relationships and strong market position will continue to allow GBDC to find investment opportunities with attractive risk-adjusted returns.
Competitive Strengths
Deep, Experienced Management Team.   GBDC is managed by GC Advisors, which, as of March 31, 2019, had access through the Staffing Agreement to the resources and expertise of Golub Capital’s more than 400 employees, led by GBDC’s chairman, Lawrence E. Golub, and its chief executive officer, David B. Golub. As of March 31, 2019, the more than 100 investment professionals of Golub Capital had an average of over 12 years of investment experience and were supported by more than 250 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management. GC Advisors also manages GCIC and GBDC 3, each a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be treated as a business development company. Golub Capital seeks to hire and retain high-quality investment professionals and reward those personnel based on investor returns.
Golub Capital has won multiple industry awards for its public BDC, direct lending business and CLO management. Awards received since 2015 include1:
•
Private Debt Investor named Golub Capital “Senior Lender of the Year, Americas” (2015, 2016, 2017), “Business Development Company of the Year”2 (2015, 2016, 2017), “Lender of the Year, Americas” (2015, 2016, 2018) and “CLO Manager of the Year, Americas” (2016, 2018)

•
The M&A Advisor Awards recognized Golub Capital as “Senior Lender Firm of the Year”3 (2017, 2018)

•
Mergers & Acquisitions named Golub Capital “Lender of the Year”4 (2016, 2018)

1
Note that the parentheticals above reflect the years to which each award pertained, not necessarily the years in which they were received.

2
Based on the number of votes cast on Pension Debt Investor’s website. Peer group consisted of firms that applied or were nominated.

3
Based on an independent judging committee of 29 top M&A industry experts. There were 230 nominees, representing over 600 companies, that became finalists for the awards. Golub Capital paid a nominal fee to be considered for these awards.

4
Based on deal volume and influence in the industry as determined by Mergers & Acquisitions editorial team.

•
Creditflux awarded Golub Capital “Best Middle Market CLO”5 (2018), “Best U.S. CLO Redeemed” (2016) and “Best Business Development Company”6 (2015)

Leading U.S. Debt Platform Provides Access to Proprietary Relationship-Based Deal Flow.   GC Advisors gives GBDC access to the deal flow of Golub Capital, one of the leading middle-market lenders in the United States. Golub Capital has been ranked a top 3 Traditional Middle Market Bookrunner each year from 2008 through Q1 2019 for senior secured loans of up to $500.0 million for leveraged buyouts (according to Thomson Reuters LPC and internal data; based on number of deals completed). Since its inception, Golub Capital has closed deals with over 260 middle-market sponsors and repeat transactions with over 180 sponsors. GBDC believes that Golub Capital receives relationship-based “early looks” and “last looks” at many investment opportunities in the U.S. middle-market market, allowing it to be highly selective in the transactions it pursues.
Disciplined Investment and Underwriting Process.   GC Advisors utilizes the established investment process of Golub Capital for reviewing lending opportunities, structuring transactions and monitoring investments. Using its disciplined approach to lending, GC Advisors seeks to minimize credit losses through effective underwriting, comprehensive due diligence investigations, structuring and the implementation of restrictive debt covenants.
Regimented Credit Monitoring.   Following each investment, GC Advisors implements a regimented credit monitoring system. This careful approach, which involves ongoing review and analysis by teams of professionals, has enabled GC Advisors to identify problems early and to assist borrowers before they face difficult liquidity constraints.
Concentrated Middle-Market Focus.   Because of GBDC’s focus on the middle-market, GBDC understands the following general characteristics of middle-market lending:
•
middle-market companies are generally less leveraged than large companies and, GBDC believes, offer more attractive investment returns in the form of upfront fees, prepayment penalties and higher interest rates;

•
middle-market issuers are more likely to have simple capital structures;

•
carefully structured covenant packages enable middle-market lenders to take early action to remediate poor financial performance; and

•
middle-market lenders can undertake thorough due diligence investigations prior to investment.

Investment Criteria/Guidelines
GBDC’s investment objective is to generate current income and capital appreciation by investing primarily in one stop and other senior secured loans of U.S. middle market companies. GBDC seeks to generate strong risk-adjusted net returns by assembling a portfolio of investments across a broad range of industries and private equity investors.
GBDC primarily targets U.S. middle-market companies controlled by private equity investors that require capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts. GBDC may also make opportunistic loans to independently owned and publicly held middle-market companies. GBDC seeks to partner with strong management teams executing long-term growth strategies. Target businesses will typically exhibit some or all of the following characteristics:

5
Based on the average ranking of each CLO relative to its peers by five different performance metrics, in order to reward the managers who have achieved the greatest performance for all classes of investors: change in junior overcollateralization; weighted average rating factor, average collateral value, weighted average spread, cash-on-cash return to equity; and equity volatility. Peer group consists of CLOs that invested in mid-market collateral that are within their reinvestment period and listed on CLO-I (Creditflux’s database).

6
Based on an annualized two-year return out of 28 credit-focused business development companies listed prior to 2013. Annualized return on one dollar invested at prevailing share price in staggered intervals between January 2013 and December 2014 with reinvestment of dividends.

•
annual EBITDA of less than $100.0 million annually;

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sustainable leading positions in their respective markets;

•
scalable revenues and operating cash flow;

•
experienced management teams with successful track records;

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stable, predictable cash flows with low technology and market risks;

•
a substantial equity cushion in the form of capital ranking junior to GBDC’s investment;

•
low capital expenditures requirements;

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a North American base of operations;

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strong customer relationships;

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products, services or distribution channels having distinctive competitive advantages;

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defensible niche strategy or other barriers to entry; and

•
demonstrated growth strategies.

While GBDC believes that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company.
Investment Process Overview
GBDC views its investment process as consisting of four distinct phases described below:
Origination.   GC Advisors sources investment opportunities through access to a network of over 10,000 individual contacts developed in the financial services and related industries by Golub Capital and managed through a proprietary customer relationship database. Among these contacts is an extensive network of private equity firms and relationships with leading middle-market senior lenders. The senior deal professionals of Golub Capital supplement these leads through personal visits and marketing campaigns. It is their responsibility to identify specific opportunities, to refine opportunities through candid exploration of the underlying facts and circumstances and to apply creative and flexible thinking to solve clients’ financing needs. Golub Capital’s origination personnel are located in offices in Chicago, New York and San Francisco. Each originator maintains long-standing customer relationships and is responsible for covering a specified target market. GBDC believes those originators’ strength and breadth of relationships across a wide range of markets generate numerous financing opportunities, which GBDC believes enables GC Advisors to be highly selective in recommending investments to GBDC.
Underwriting.   GBDC utilizes the systematic, consistent approach to underwriting developed by Golub Capital, with a particular focus on determining the value of a business in a downside scenario. The key criteria that GBDC considers include (1) strong and resilient underlying business fundamentals, (2) a substantial equity cushion in the form of capital ranking junior in right of payment to GBDC’s investment and (3) a conclusion that overall “downside” risk is manageable. While the size of GBDC’s equity cushion will vary over time and across industries, the equity cushion generally sought by GC Advisors today is between 35% and 50% of total portfolio capitalization. GBDC generally focuses on the criteria developed by Golub Capital for evaluating prospective portfolio companies, and GBDC puts more emphasis on credit considerations (such as (1) loan-to-value ratio (which is the amount of GBDC’s loan divided by the enterprise value of the company in which GBDC is investing), (2) the ability of the company to maintain a liquidity cushion through economic cycles and in downside scenarios, (3) the ability of the company to service its fixed charge obligations under a variety of scenarios and (4) its anticipated strategic value in a downturn) than on profit potential and loan pricing. GBDC’s due diligence process for middle-market credits will typically entail:
•
a thorough review of historical and pro forma financial information,

•
on-site visits;

•
interviews with management and employees;

•
a review of loan documents and material contracts;

•
third-party “quality of earnings” accounting due diligence;

•
when appropriate, background checks on key managers and research relating to the company’s business, industry, markets, customers, suppliers, products and services and competitors; and

•
the commission of third-party market studies when appropriate.

The following chart illustrates the stages of Golub Capital’s evaluation and underwriting process:
ILLUSTRATIVE DEAL EVALUATION PROCESS
Execution.   In executing transactions for GBDC, GC Advisors utilizes the due diligence process developed by Golub Capital. Through a consistent approach to underwriting and careful attention to the details of execution, it seeks to close deals as fast or faster than competitive financing providers while maintaining discipline with respect to credit, pricing and structure to ensure the ultimate success of the financing. Upon completion of due diligence, the investment team working on an investment delivers a memorandum to GC Advisors’ investment committee. Once an investment has been approved by the investment committee, it moves through a series of steps towards negotiation of final documentation. Upon completion of final documentation, a loan is funded upon the execution of an investment committee memorandum by members of GC Advisors’ investment committee.
Monitoring.   GBDC views active portfolio monitoring as a vital part of its investment process. GBDC considers board observation rights, where appropriate, regular dialogue with company management and sponsors and detailed, internally generated monitoring reports to be critical to its performance. Golub Capital has developed a monitoring template that is designed to reasonably ensure compliance with these standards. This template is used by GC Advisors as a tool to assess investment performance relative to GBDC’s investment plan.
As part of the monitoring process, GC Advisors regularly assesses the risk profile of each of GBDC’s investments and rates each of them based on an internal system developed by Golub Capital and its affiliates. This system is not generally accepted in GBDC’s industry or used by GBDC’s competitors. It is based on the following categories, which GBDC refers to as GC Advisors’ internal performance rating:
Internal Performance Ratings
Rating	Definition
5	Involves the least amount of risk in GBDC’s portfolio. The borrower is performing above expectations, and the trends and risk factors are generally favorable.
4	Involves an acceptable level of risk that is similar to the risk at the time of origination. The borrower is generally performing as expected, and the risk factors are neutral to favorable.
3	Involves a borrower performing below expectations and indicates that the loan’s risk has increased somewhat since origination. The borrower may be out of compliance with debt covenants; however, loan payments are generally not past due.

Internal Performance Ratings
Rating	Definition
2	Involves a borrower performing materially below expectations and indicates that the loan’s risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past 1 due (but generally not more than 180 days past due).
1	Involves a borrower performing substantially below expectations and indicates that the loan’s risk has substantially increased since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 1 are not anticipated to be repaid in full and GBDC will reduce the fair market value of the loan to the amount GBDC anticipates will be recovered.
GBDC’s internal performance ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of its investments.
For any investment rated 1, 2 or 3, GC Advisors will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions.
GC Advisors monitors and, when appropriate, changes the internal performance ratings assigned to each investment in GBDC’s portfolio. In connection with GBDC’s valuation process, GC Advisors and the GBDC Board review these internal performance ratings on a quarterly basis.
The following table shows the distribution of GBDC’s investments on the 1 to 5 internal performance rating scale at fair value as of March 31, 2019 and September 30, 2018 and 2017:
	March 31, 2019		September 30, 2018		September 30, 2017
Internal Performance Rating	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments
5	$116,854	6.0%	$113,873	6.4%	$91,525	5.5%
4	1,644,156	84.1	1,455,754	81.6	1,378,316	81.8
3	176,088	9.0	195,414	11.0	212,629	12.6
2	17,899	0.9	17,250	1.0	249	0.0*
1	16	0.0*	550	0.0*	2,296	0.1
Total	$1,955,013	100.0%	$1,782,841	100.0%	$1,685,015	100.0%

*
Represents an amount less than 0.1%.

Investment Committee
GC Advisors’ investment committee, which is comprised of officers of GC Advisors, evaluates and approves all of GBDC’s investments, subject to the oversight of the GBDC Board. The investment committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The investment committee currently consists of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman and Gregory W. Cashman. The investment committee serves to provide investment consistency and adherence to GBDC’s core investment philosophy and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.
In addition to reviewing investments, investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and credit views with the investment committee early in their analysis. GBDC believes this process improves the quality of the analysis and assists the deal team members to work more efficiently.

Each transaction is presented to the investment committee in a formal written report. All of GBDC’s new investments must be approved by a consensus of the investment committee. Each member of the investment committee performs a similar role for other investment funds, accounts or other investment vehicles, collectively referred to as accounts, sponsored or managed by Golub Capital and its affiliates.
Investment Structure
Once GBDC has determined that a prospective portfolio company is suitable for investment, GBDC works with the management of that company and its other capital providers to structure an investment. GBDC negotiates among these parties to agree on how GBDC’s investment is expected to perform relative to the other capital in the portfolio company’s capital structure.
GBDC structures its investments, which typically have maturities of three to seven years as described below. GBDC’s loans typically provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount at maturity.
Senior Secured Loans.   When GBDC structures investments in senior secured loans, GBDC obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of such loans. This collateral may take the form of first-priority liens on the assets of the portfolio company borrower.
One Stop Loans.   GBDC structures its one stop loans as senior secured loans. GBDC obtains security interests in the assets of the portfolio company that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of the portfolio company. In many cases, GBDC is the sole lender, or GBDC together with its affiliates are the sole lenders, of one stop loans, which can afford GBDC additional influence over the borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.
One stop loans include loans to technology companies undergoing strong growth due to new services, increased adoption and/or entry into new markets. GBDC refers to loans to these companies as late stage lending loans. Other targeted characteristics of late stage lending businesses include strong customer revenue retention rates, a diversified customer base and backing from growth equity or venture capital firms. In some cases, the borrower’s high revenue growth is supported by a high level of discretionary spending. As part of the underwriting of such loans and consistent with industry practice, GBDC may adjust its characterization of the earnings of such borrowers for a reduction or elimination of such discretionary expenses, if appropriate.
Second Lien Loans.   GBDC structures these investments as junior, secured loans. GBDC obtains security interests in the assets of the portfolio company that serve as collateral in support of the repayment of such loans. This collateral may take the form of second priority liens on the assets of a portfolio company.
Subordinated Loans.   GBDC structures these investments as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide GBDC with significant current interest income. Subordinated loans rank senior only to a borrower’s equity securities and rank junior to all of such borrower’s other indebtedness in priority of payment. These loans typically have interest-only payments (often representing a combination of cash pay and or PIK interest) in the early years. Subordinated loan investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. In addition, the PIK feature of many subordinated loans, which effectively operates as negative amortization of loan principal, increases credit risk exposure over the life of the loan.
Warrants and Minority Equity Securities.   In some cases, GBDC may purchase minority equity interests or receive nominally priced warrants or options to buy a minority equity interest in the portfolio company in connection with a loan, which can allow GBDC to achieve additional investment return from this equity interest. GBDC may structure such warrants to include provisions protecting its rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events.

Senior Loan Fund.   GBDC has invested in GBDC SLF, which as of March 31, 2019, consisted of a portfolio of loans to different borrowers in industries similar to the companies in GBDC’s portfolio. GBDC SLF invests primarily in senior secured loans of middle market companies, which debt securities are expected to be secured by a first lien on some or all of the issuer’s assets, including traditional senior debt and any related revolving or similar credit facility, in generally the same manner as GBDC’s senior secured and one stop loans. GBDC SLF may also invest in more liquid senior secured loans.
GBDC tailors the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects GBDC’s rights and manages GBDC’s risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. GBDC seeks to limit the downside potential of its investments by:
•
selecting investments that GBDC believes have a very low probability of loss;

•
requiring a total return on GBDC’s investments that GBDC believes will compensate it appropriately for credit risk; and

•
negotiating covenants in connection with GBDC’s investments that afford its portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of GBDC’s capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights.

GBDC expects to hold most of its investments to maturity or repayment, but GBDC may sell some of its investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.
Investments
GBDC seeks to create a portfolio that includes primarily one stop and other senior secured loans by investing approximately $5.0 million to $30.0 million of capital, on average, in the securities of middle-market companies. Set forth below is a list of GBDC’s ten largest portfolio company investments as of March 31, 2019, as well as the top ten industries in which GBDC was invested as of March 31, 2019, in each case excluding GBDC SLF, calculated as a percentage of GBDC’s total investments as of such date.
Portfolio Company	FMV of Investment(s)	% of Total FMV
MRI Software LLC	39,153	2.0%
Diligent Corporation	38,930	2.0%
Transaction Data Systems, Inc.	38,916	2.0%
E2open, LLC	37,482	1.9%
Appriss Holdings, Inc.	37,038	1.9%
Massage Envy, LLC	36,843	1.9%
DCA Investment Holding, LLC	36,175	1.9%
Integration Appliance, Inc.	35,511	1.8%
Captive Resources Midco, LLC	33,977	1.7%
eSolutions, Inc.	31,603	1.6%
Grand Total	365,628	18.7%

Industry	Fair Value of Investments (In thousands)	Percentage of Total Investments
Diversified/Conglomerate Service	$594,787	30.4%
Healthcare, Education and Childcare	357,495	18.3
Electronics	145,946	7.5
Retail Stores	144,661	7.4
Beverage, Food and Tobacco	98,626	5.0
Leisure, Amusement, Motion Pictures, Entertainment	80,794	4.1
Diversified/Conglomerate Manufacturing	77,655	4.0
Personal and Non Durable Consumer Products (Mfg. Only)	69,175	3.5
Buildings and Real Estate	65,619	3.4
Insurance	52,863	2.7
Total	$1,687,621	86.3%
Managerial Assistance
As a business development company, GBDC offers, and must provide upon request, managerial assistance to its portfolio companies. This assistance would involve an arrangement to provide significant guidance and counsel concerning the management, operations or business objectives and policies of the portfolio company. The Administrator or an affiliate of the Administrator provides such managerial assistance on GBDC’s behalf to portfolio companies that request this assistance. GBDC may receive fees for these services and reimburse the Administrator or an affiliate of the Administrator, as applicable, for its allocated costs in providing such assistance, subject to the review and approval by the GBDC Board, including its independent directors.
Competition
GBDC’s primary competitors in providing financing to middle-market companies include public and private funds, other business development companies, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of GBDC’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than GBDC does. For example, GBDC believes some competitors may have access to funding sources that are not available to it. In addition, some of GBDC’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than GBDC. Furthermore, many of GBDC’s competitors are not subject to the regulatory restrictions that the 1940 Act imposes on GBDC as a business development company or to the source-of-income, asset diversification and distribution requirements GBDC must satisfy to maintain its qualification as a RIC.
GBDC uses the expertise of the investment professionals of Golub Capital and its affiliates to which GBDC has access to assess investment risks and determine appropriate pricing for GBDC’s investments in portfolio companies. In addition, the relationships of the senior members of Golub Capital and its affiliates enable GBDC to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which GBDC invests.
Administration
GBDC does not have any direct employees, and GBDC’s day-to-day investment operations are managed by GC Advisors. GBDC has a chief executive officer, chief financial officer, chief compliance officer, managing director and director of corporate strategy, and to the extent necessary, the GBDC Board may elect to hire additional personnel going forward. GBDC’s officers are officers and/or employees of Golub Capital LLC, an affiliate of GC Advisors, and GBDC’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs is paid by GBDC pursuant to the Administration Agreement with the Administrator. See “Golub Capital BDC, Inc. Management Agreements — Administration Agreement.”

Properties
GBDC does not own any real estate or other physical properties materially important to its operation. GBDC’s headquarters are located at 666 Fifth Avenue, 18th Floor, New York, NY 10103 and are provided by the Administrator pursuant to the Administration Agreement. GBDC believes that its office facilities are suitable and adequate to its business.
Legal Proceedings
GBDC, GC Advisors, the Administrator and GBDC’s wholly-owned subsidiaries are not currently subject to any material legal proceedings.

management’s discussion and analysis of financial condition and results of operations of Golub Capital BDC, Inc.
The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the audited consolidated financial statements and related notes thereto and other financial information appearing elsewhere in this joint proxy statement/prospectus. Many of the amounts and percentages presented in this section have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.
GBDC cannot assure you that the Merger will be consummated as scheduled, or at all. See “Risk Factors — Risks Related to the Merger” for a description of the risks associated with a failure to consummate the Merger and a description of the risks that the combined company may face if the Merger is consummated.
Overview
GBDC is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, for U.S. federal income tax purposes, GBDC has elected to be treated as a RIC under Subchapter M of the Code. As a business development company and a RIC, GBDC is also subject to certain constraints, including limitations imposed by the 1940 Act and the Code.
GBDC’s shares are currently listed on The Nasdaq Global Select Market under the symbol “GBDC.”
GBDC’s investment objective is to generate current income and capital appreciation by investing primarily in one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans and that are often referred to by other middle-market lenders as unitranche loans) and other senior secured loans of U.S. middle-market companies. GBDC may also selectively invest in second lien and subordinated loans of, and warrants and minority equity securities in U.S. middle-market companies. GBDC intends to achieve its investment objective by (1) accessing the established loan origination channels developed by Golub Capital, a leading lender to U.S. middle-market companies with over $30.0 billion in capital under management as of March 31, 2019, (2) selecting investments within GBDC’s core middle-market company focus, (3) partnering with experienced private equity firms, or sponsors, in many cases with whom Golub Capital has invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital.
GBDC’s investment activities are managed by GC Advisors and supervised by the GBDC Board of which a majority of the members are independent of GBDC, GC Advisors and its affiliates.
Under the Current GBDC Investment Advisory Agreement, which was most recently reapproved by the GBDC Board in May 2019, GBDC has agreed to pay GC Advisors an annual base management fee based on GBDC’s average adjusted gross assets as well as an incentive fee based on GBDC’s investment performance. Under the Administration Agreement, GBDC is provided with certain administrative services by the Administrator, which is currently Golub Capital LLC. Under the Administration Agreement, GBDC has agreed to reimburse the Administrator for GBDC’s allocable portion (subject to the review and approval of the GBDC Independent Directors) of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement.
GBDC seeks to create a portfolio that includes primarily one stop and other senior secured loans by primarily investing approximately $5.0 million to $30.0 million of capital, on average, in the securities of U.S. middle-market companies. GBDC may also selectively invest more than $30.0 million in some of its portfolio companies and generally expects that the size of its individual investments will vary proportionately with the size of its capital base.
GBDC generally invests in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of GBDC’s debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase GBDC’s risk of losing part or all of its investment.
As of March 31, 2019 and September 30, 2018 and 2017, GBDC’s portfolio at fair value was comprised of the following:
	As of March 31, 2019		As of September 30, 2018		As of September 30, 2017
Investment Type	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments
Senior secured	$248,468	12.7%	$231,169	13.0%	$195,029	11.6%
One stop	1,579,720	80.8	1,430,196	80.2	1,334,084	79.2
Second lien	9,434	0.5	9,435	0.5	9,434	0.6
Subordinated debt	609	0.0*	251	0.0*	59	0.0*
LLC equity interests in GBDC SLF(1)	71,742	3.7	71,084	4.0	95,015	5.6
Equity	45,040	2.3	40,706	2.3	51,394	3.0
Total	$1,955,013	100.0%	$1,782,841	100.0%	$1,685,015	100.0%

*
Represents an amount less than 0.1%.

(1)
Proceeds from the LLC equity interests invested in GBDC SLF were utilized by GBDC SLF to invest in senior secured loans.

One stop loans include loans to technology companies undergoing strong growth due to new services, increased adoption and/or entry into new markets. GBDC refers to loans to these companies as late stage lending loans. Other targeted characteristics of late stage lending businesses include strong customer revenue retention rates, a diversified customer base and backing from growth equity or venture capital firms. In some cases, the borrower’s high revenue growth is supported by a high level of discretionary spending. As part of the underwriting of such loans and consistent with industry practice, GBDC may adjust its characterization of the earnings of such borrowers for a reduction or elimination of such discretionary expenses, if appropriate. As of March 31, 2019 and September 30, 2018 and 2017, one stop loans included $172.8 million, $169.4 million and $138.6 million, respectively, of late stage lending loans at fair value.
As of March 31, 2019 and September 30, 2018, 2017 and 2016, GBDC had debt and equity investments in 211, 199, 185 and 183 portfolio companies, respectively, and an investment in GBDC SLF.
The following table shows the weighted average income yield and weighted average investment income yield of GBDC’s earning portfolio company investments, which represented nearly 100% of its debt investments, as well as the total return based on its average net asset value, and the total return based on the change in the quoted market price of its stock and assuming distributions were reinvested in accordance with its dividend reinvestment plan, in each case for the three and six months ended March 31, 2019 and 2018 and for the years ended September 30, 2018, 2017 and 2016 was as follows:
	For the three months ended March 31,		For the six month ended March 31,		For the years ended September 30,
	2019	2018	2019	2018	2018	2017	2016
Weighted average annualized income yield(1)(2)	8.8%	8.2%	8.7%	8.0%	8.3%	7.8%	7.6%
Weighted average annualized investment income yield(1)(3)	9.2%	8.8%	9.1%	8.7%	8.9%	8.4%	8.2%
Total return based on average net asset value(4)*	7.5%	9.7%	7.5%	9.3%	8.5%	9.1%	8.4%
Total return based on market value(5)	10.5%	0.2%	(0.3)%	(0.9)%	7.7%	10.2%	25.4%

*
Annualized for periods of less than one year.

(1)
For the years ended September 30, 2018 and 2017, the weighted average income yield and weighted average investment income yield do not reflect interest income from subordinated notes in GBDC SLF, which were redeemed on December 30, 2016.

(2)
Represents income from interest, including subordinated notes in GBDC SLF, and fees, excluding amortization of capitalized fees and discounts, divided by the average fair value of earning portfolio company investments, and does not represent a return to any investor in GBDC.

(3)
Represents income from interest, including subordinated notes in GBDC SLF, fees and amortization of capitalized fees and discounts divided by the average fair value of earning portfolio investments, and does not represent a return to any investor in GBDC.

(4)
Total return based on average net asset value is calculated as (a) the net increase in net assets resulting from operations divided by (b) the daily average of total net assets. Total return does not include sales load.

(5)
Total return based on market value assumes distributions are reinvested in accordance with the dividend reinvestment plan. Total return does not include sales load.

Revenues:   GBDC generates revenue in the form of interest and fee income on debt investments and capital gains and distributions, if any, on portfolio company investments that it originates or acquires. GBDC’s debt investments, whether in the form of senior secured, one stop, second lien or subordinated loans, typically have a term of three to seven years and bear interest at a fixed or floating rate. In some instances, GBDC receives payments on its debt investments based on scheduled amortization of the outstanding balances. In addition, GBDC receives repayments of some of its debt investments prior to their scheduled maturity date. The frequency or volume of these repayments fluctuates significantly from period to period. GBDC’s portfolio activity also reflects the proceeds of sales of securities. In some cases, GBDC’s investments provide for deferred interest payments or PIK interest. The principal amount of loans and any accrued but unpaid interest generally become due at the maturity date. In addition, GBDC may generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and GBDC accretes or amortizes such amounts as interest income. GBDC records prepayment premiums on loans as fee income. For additional details on revenues, see “— Critical Accounting Policies — Revenue Recognition.”
GBDC recognizes realized gains or losses on investments based on the difference between the net proceeds from the disposition and the amortized cost basis of the investment or derivative instrument, without regard to unrealized gains or losses previously recognized. GBDC records current period changes in fair value of investments and derivative instruments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments and foreign currency translation in the Consolidated Statements of Operations.
Expenses:   GBDC’s primary operating expenses include the payment of fees to GC Advisors under the Current GBDC Investment Advisory Agreement and interest expense on its outstanding debt. GBDC bears all other out-of-pocket costs and expenses of its operations and transactions, including:
•
calculating GBDC’s NAV (including the cost and expenses of any independent valuation firm);

•
fees and expenses incurred by GC Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for GBDC and in monitoring GBDC’s investments and performing due diligence on GBDC’s prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments, which fees and expenses may include, among other items, due diligence reports, appraisal reports, any studies that may be commissioned by GC Advisors and travel and lodging expenses;

•
expenses related to unsuccessful portfolio acquisition efforts;

•
offerings of GBDC Common Stock and other securities;

•
administration fees and expenses, if any, payable under the Administration Agreement (including payments based upon GBDC’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of GBDC’s chief compliance officer, chief financial officer and their respective staffs);

•
fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments in portfolio companies, including costs associated with meeting financial sponsors;

•
transfer agent, dividend agent and custodial fees and expenses;

•
U.S. federal and state registration and franchise fees;

•
all costs of registration and listing GBDC’s shares on any securities exchange;

•
U.S. federal, state and local taxes;

•
independent directors’ fees and expenses;

•
costs of preparing and filing reports or other documents required by the SEC or other regulators;

•
costs of any reports, proxy statements or other notices to stockholders, including printing costs;

•
costs associated with individual or group stockholders;

•
costs associated with compliance under the Sarbanes-Oxley Act;

•
GBDC’s allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•
direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

•
proxy voting expenses; and

•
all other expenses incurred by GBDC or the Administrator in connection with administering GBDC’s business.

GBDC expects its general and administrative expenses to be relatively stable or decline as a percentage of total assets during periods of asset growth and to increase during periods of asset declines.
Prior to the redemption of the 2010 Notes and termination of the documents governing the 2010 Debt Securitization on July 20, 2018, GC Advisors served as collateral manager for the 2010 Issuer, under a collateral management agreement (the “2010 GBDC Collateral Management Agreement”) and was entitled to receive an annual fee in an amount equal to 0.35% of the principal balance of the portfolio loans held by the 2010 Issuer at the beginning of the collection period relating to each payment date, which was payable in arrears on each payment date. Under the 2010 Collateral GBDC Management Agreement, the term “collection period” referred to a quarterly period running from the day after the end of the prior collection period to the fifth business day of the calendar month in which a payment date occurs. Following the redemption of the 2010 Notes on July 20, 2018, the 2010 GBDC Collateral Management Agreement was terminated.
GC Advisors, as collateral manager for the 2014 Issuer, GBDC’s wholly-owned subsidiary, under the 2014 GBDC Collateral Management Agreement, is entitled to receive an annual fee in an amount equal to 0.25% of the principal balance of the portfolio loans held by the 2014 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. Under the 2014 GBDC Collateral Management Agreement, the term “collection period” refers to a quarterly period running from the day after the end of the prior collection period to the tenth business day prior to the payment date.

GC Advisors, as collateral manager for the 2018 Issuer, GBDC’s indirect subsidiary, under the 2018 Collateral Management Agreement, is entitled to receive an annual fee in an amount equal to 0.25% of the principal balance of the portfolio loans held by the 2018 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. Under the 2018 Collateral Management Agreement, the term “collection period” refers to the period commencing on the third business day prior to the preceding payment date and ending on (but excluding) the third business day prior to such payment date.
Collateral management fees were paid directly by the 2010 Issuer and are paid directly by the 2014 Issuer and 2018 Issuer to GC Advisors and are offset against the management fees payable under the Current GBDC Investment Advisory Agreement. In addition, the 2010 Issuer and 2014 Issuer paid Wells Fargo Securities, LLC structuring and placement fees for its services in connection with the initial structuring and subsequent amendments to the 2010 Debt Securitization and the initial structuring of the 2014 Debt Securitization. The 2018 Issuer paid Morgan Stanley & Co. LLC structuring and placement fees for its services in connection with the structuring of the 2018 Debt Securitization. Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by GBDC, which is consolidated by GBDC and subject to its overall asset coverage requirement. The 2010 Issuer, the 2014 Issuer and 2018 Issuer also agreed to pay ongoing administrative expenses to the trustee, collateral manager, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports, and providing required services in connection with the administration of the 2010 Debt Securitization, the 2014 Debt Securitization, and 2018 Debt Securitization, and collectively the Debt Securitizations, as applicable.
GBDC believes that these administrative expenses approximate the amount of ongoing fees and expenses that it would be required to pay in connection with a traditional secured credit facility. GBDC’s common stockholders indirectly bear all of these expenses.
Recent Developments
On May 7, 2019, the GBDC Board declared a quarterly distribution of  $0.32 per share payable on June 28, 2019 to holders of record as of June 7, 2019.
On June 21, 2019, GBDC amended and restated the Adviser Revolver to, among other things, (a) extend the maturity date from June 22, 2019 to June 21, 2022 and (b) increase the borrowing capacity from $20 million to $40 million.
Market Trends
GBDC has identified the following trends that may affect its business:
Target Market.   GBDC believes that small and middle-market companies in the United States with annual revenues between $10.0 million and $2.5 billion represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have generated a significant number of investment opportunities for investment funds managed or advised by Golub Capital, and GBDC believes that this market segment will continue to produce significant investment opportunities for GBDC.
Specialized Lending Requirements.   GBDC believes that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of GBDC’s management team, lending to U.S. middle-market companies (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (3) may also require more extensive ongoing monitoring by the lender.
Demand for Debt Capital.   GBDC believes there is a large pool of uninvested private equity capital for middle-market companies. GBDC expects private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and subordinated debt from other sources, such as GBDC.

Competition from Bank Lenders.   GBDC believes that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans for middle-market issuers as they seek to meet existing and future regulatory capital requirements. GBDC believes these factors may result in opportunities for alternative funding sources to middle-market companies and therefore more market opportunities for GBDC.
Market Environment:   GBDC believes that as part of the path of economic recovery following the credit crisis, there has been increased competition for new middle-market investments due to some new non-bank finance companies that have entered the market and due to improving financial performance of middle-market companies. However, GBDC believes that its scale and strong market position will continue to allow it to find investment opportunities with attractive risk-adjusted returns.
Consolidated Results of Operations
Consolidated operating results for the three and six months ended March 31, 2019 and 2018 are as follows:
	For the three months ended March 31,		Variances	For the six months ended March 31,		Variances
	2019	2018	2019 vs. 2018	2019	2018	2019 vs. 2018
	(In thousands)			(In thousands)
Interest income	$39,684	$32,008	$7,676	$76,581	$62,653	$13,928
Income from accretion of discounts and origination fees	1,977	2,361	(384)	3,930	5,070	(1,140)
Dividend income from LLC equity interests in SLF	—	1,853	(1,853)	—	3,818	(3,818)
Dividend income	19	13	6	58	610	(552)
Fee income	125	662	(537)	647	1,196	(549)
Total investment income	41,805	36,897	4,908	81,216	73,347	7,869
Total expenses	21,749	18,369	3,380	41,343	36,308	5,035
Net investment income	20,056	18,528	1,528	39,873	37,039	2,834
Net realized gain (loss) on investments and foreign currency transactions	(1,861)	(618)	(1,243)	(3,839)	(137)	(3,702)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translation	(407)	5,122	(5,529)	193	7,445	(7,252)
Net increase in net assets resulting from operations	$17,788	$23,032	$(5,244)	$36,227	$44,347	$(8,120)
Average earning debt investments, at fair value(1)	$1,842,007	$1,605,811	$236,196	$1,783,174	$1,589,098	$194,076

(1)
Does not include GBDC’s investment in LLC equity interests in SLF.

Net income can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, quarterly comparisons of operating results may not be meaningful.
Investment Income
Investment income increased from the three months ended March 31, 2018 to the three months ended March 31, 2019 by $4.9 million primarily as a result of an increase in the average earning debt investments balance, which is the average balance of accruing loans in GBDC’s investment portfolio, of  $236.2 million and an increase in the London Interbank Offered Rate, or LIBOR. These increases were partially offset by a decline in accretion of discounts resulting from decreased debt investment payoffs and a decline in dividend income from investments in SLF of  $1.9 million.

Investment income increased from the six months ended March 31, 2018 to the six months ended March 31, 2019 by $7.9 million primarily as a result of an increase in the average earning debt investments balance, which is the average balance of accruing loans in GBDC’s investment portfolio, of  $194.1 million and an increase in LIBOR. These increases were partially offset by a decline in accretion of discounts resulting from decreased debt investment payoffs and a decline in dividend income from GBDC’s investments in SLF of  $3.8 million.
The income yield by debt security type for the three and six months ended March 31, 2019 and 2018 was as follows:
	For the three months ended March 31,		For the six months ended March 31,
	2019	2018	2019	2018
Senior secured	7.5%	7.1%	7.4%	6.8%
One stop	8.9%	8.4%	8.8%	8.2%
Second lien	10.9%	9.8%	10.7%	9.7%
Subordinated debt	6.8%	19.8%	8.3%	19.8%
Annualized income yields on one stop and senior secured loans increased for the three and six months ended March 31, 2019 primarily due to the rise in LIBOR. As of March 31, 2019, GBDC has one second lien investment and four subordinated debt investments as shown in the Consolidated Schedule of Investments. Due to the limited number of second lien and subordinated debt investments, quarterly income yields on second lien and subordinated debt investments can be significantly impacted by the addition, subtraction or refinancing of one investment.
For additional details on investment yields and asset mix, refer to the “Liquidity and Capital Resources  — Portfolio Composition, Investment Activity and Yield” section below.
Expenses
The following table summarizes GBDC’s expenses for the three and six months ended March 31, 2019 and 2018:
	For the three months ended March 31,		Variances	For the six months ended March 31,		Variances
	2019	2018	2019 vs. 2018	2019	2018	2019 vs. 2018
	(In thousands)			(In thousands)
Interest and other debt financing expenses	$10,169	$7,265	$2,904	$19,284	$14,185	$5,099
Amortization of debt issuance costs	467	641	(174)	1,136	1,435	(299)
Base management fee	6,594	5,929	665	13,033	11,859	1,174
Income incentive fee	3,735	2,191	1,544	6,196	4,349	1,847
Capital gain incentive fee	(669)	820	(1,489)	(1,147)	1,533	(2,680)
Professional fees	666	775	(109)	1,254	1,463	(209)
Administrative service fee	663	621	42	1,362	1,239	123
General and administrative expenses	124	127	(3)	225	245	(20)
Total expenses	$21,749	$18,369	$3,380	$41,343	$36,308	$5,035
Average debt outstanding	$1,028,373	$825,759	$202,614	$969,424	$808,548	$160,876
Interest Expense
Interest and other debt financing expenses increased by $2.9 million from the three months ended March 31, 2018 to the three months ended March 31, 2019 primarily due to the increase in LIBOR and an increase in the weighted average of outstanding borrowings from $825.8 million for the three months ended March 31, 2018 to $1,028.4 million for the three months ended March 31, 2019. Interest and other debt financing expenses increased by $5.1 million from the six months ended March 31, 2018 to the six months ended March 31, 2019 primarily due to the increase in LIBOR and an increase in the weighted average of outstanding borrowings from $808.5 million for the six months ended March 31, 2018 to $969.4 million for the six months ended March 31, 2019. For more information about GBDC’s outstanding borrowings for the three and six months ended March 31, 2019 and 2018, including the terms thereof, see Note 6 in the notes to GBDC’s consolidated financial statements and the “Liquidity and Capital Resources” section below.
The effective average interest rate on GBDC’s outstanding debt increased to 4.2% for the three months ended March 31, 2019 from 3.9% for the three months ended March 31, 2018 primarily due to the increase in LIBOR, which is the index that determines the interest rate on GBDC’s floating rate liabilities, which was partially offset by a weighted average decrease in the spread over LIBOR on GBDC’s variable rate debt outstanding.
The effective average interest rate on GBDC’s outstanding debt increased to 4.2% for the six months ended March 31, 2019 from 3.9% for the six months ended March 31, 2018 primarily due to the increase in LIBOR, which is the index that determines the interest rate on GBDC’s floating rate liabilities, which was partially offset by a weighted average decrease in the spread over LIBOR on GBDC’s variable rate debt outstanding.
Management Fee
The base management fee increased as a result of a sequential increase in average adjusted gross assets from the three and six months ended March 31, 2018 to the three and six months ended March 31, 2019.
Incentive Fees
The incentive fee payable under the Current GBDC Investment Advisory Agreement consists of two parts: (1) the income component, or the Income Incentive Fee, and (2) the capital gains component, or the Capital Gain Incentive Fee. The Income Incentive Fee increased by $1.5 million and $1.8 million, respectively, from the three and six months ended March 31, 2018 to the three and six months ended March 31, 2019, primarily as a result of the increase in Pre-Incentive Fee Net Investment Income (as defined in Note 3 of GBDC’s consolidated financial statements) of  $1.6 million and $2.0 million, respectively. For the three months ended March 31, 2019, while still not fully through the catch-up provision of the Income Incentive Fee calculation, the Income Incentive Fee as a percentage of Pre-Incentive Fee Net Investment Income increased to 16.2% compared to 10.2% for the three months ended March 31, 2018. For six months ended March 31, 2019, while still not fully through the catch-up provision of the Income Incentive Fee calculation, the Income Incentive Fee as a percentage of Pre-Incentive Fee Net Investment Income increased to 13.8% compared to 10.1% for six months ended March 31, 2018.
The Capital Gain Incentive Fee equals (a) 20.0% of GBDC’s Capital Gain Incentive Fee Base (as defined below), if any, calculated in arrears as of the end of each calendar year less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. GBDC’s “Capital Gain Incentive Fee Base” equals (1) the sum of  (i) realized capital gains, if any, on a cumulative positive basis from the date the GBDC elected to become a business development company through the end of each calendar year, (ii) all realized capital losses on a cumulative basis and (iii) all unrealized capital depreciation on a cumulative basis less (2) all unamortized deferred financing costs, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis. In addition, in accordance with generally accepted accounting principles in the United States of America, or GAAP, GBDC is required to also include the aggregate unrealized capital appreciation on investments in the calculation and accrue the capital gain incentive fee as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Current GBDC Investment Advisory Agreement.
The accrual for the capital gain incentive fee under GAAP was a reversal of  $0.7 million, or $0.01 per share, and a reversal of  $1.1 million, or $0.02 per share for the three and six months ended March 31, 2019, respectively. The accrual for the capital gain incentive fee under GAAP was $0.8 million, or $0.01 per share, and $1.5 million, or $0.02 per share for the three and six months ended March 31, 2018, respectively. The decrease in accruals for a capital gain incentive fee under GAAP for the three and six months ended

March 31, 2019 from the three and six months ended March 31, 2018, was primarily the result of unrealized depreciation of debt and equity investments. For additional details on unrealized appreciation and depreciation of investments, refer to the “Net Realized and Unrealized Gains and Losses” section below.
The cumulative capital gain incentive fee accrued in accordance with GAAP as of March 31, 2019 and 2018 was $4.4 million and $7.2 million, respectively, none of which was payable as a Capital Gain Incentive Fee pursuant to the Current GBDC Investment Advisory Agreement. Any payment due under the terms of the Current GBDC Investment Advisory Agreement is calculated in arrears at the end of each calendar year. GBDC paid $1.6 million and $1.2 million in Capital Gain Incentive Fees calculated under the terms of Current GBDC Investment Advisory Agreement as of December 31, 2018 and 2017, respectively. GBDC did not pay any Capital Gain Incentive Fee calculated under the terms of Current GBDC Investment Advisory Agreement prior to December 31, 2017.
Professional Fees, Administrative Service Fee, and General and Administrative Expenses
In total, professional fees, the administrative service fee, and general and administrative expenses remained stable from the three months ended March 31, 2018 to the three months ended March 31, 2019 and decreased by $0.1 million from the six months ended March 31, 2018 to the six months ended March 31, 2019. In general, GBDC expects certain of its operating expenses, including professional fees, the administrative service fee, and other general and administrative expenses to decline as a percentage of its total assets during periods of growth and increase as a percentage of its total assets during periods of asset declines.
The Administrator pays for certain expenses incurred by GBDC. These expenses are subsequently reimbursed in cash. Total expenses reimbursed by GBDC to the Administrator for the three and six months ended March 31, 2019 and 2018 were $0.8 million and $0.5 million, respectively.
As of March 31, 2019 and September 30, 2018, included in accounts payable and accrued expenses were $0.3 million and $0.4 million, respectively, for accrued expenses paid on behalf of GBDC by the Administrator.
Excise Tax Expense
GBDC has elected to be treated as a RIC under Subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to be subject to tax as a RIC, GBDC is required to meet certain source of income and asset diversification requirements, as well as timely distribute to its stockholders dividends for U.S. federal income tax purposes of an amount generally at least equal to 90% of investment company taxable income, as defined by the Code, and determined without regard to any deduction for dividends paid for each tax year. GBDC has made and intends to continue to make the requisite distributions to its stockholders that will generally relieve GBDC from U.S. federal income taxes.
Depending on the level of taxable income earned in a tax year, GBDC may choose to retain taxable income in excess of current year distributions into the next tax year in an amount less than what would trigger payments of U.S. federal income tax under Subchapter M of the Code. GBDC may then be required to incur a 4% excise tax on such income. To the extent that GBDC determines that its estimated current year annual taxable income may exceed estimated current year distributions, GBDC accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three and six months ended March 31, 2019 and 2018, GBDC did not incur any expense for U.S. federal excise tax.

Net Realized and Unrealized Gains and Losses
The following table summarizes GBDC’s net realized and unrealized gains (losses) for the periods presented:
	For the three months ended March 31,		Variances	For the six months ended March 31,		Variances
	2019	2018	2019 vs. 2018	2019	2018	2019 vs. 2018
	(In thousands)			(In thousands)
Net realized gain (loss) on investments	$(1,852)	$(618)	$(1,234)	$(3,800)	$(137)	$(3,663)
Foreign currency transactions	(9)	—	(9)	(39)	—	(39)
Net realized gain (loss) on investments and foreign currency transactions	$(1,861)	$(618)	$(1,243)	$(3,839)	$(137)	$(3,702)
Unrealized appreciation on investments	13,051	13,177	(126)	24,395	20,006	4,389
Unrealized (depreciation) on investments	(14,472)	(7,343)	(7,129)	(25,473)	(12,625)	(12,848)
Unrealized appreciation (depreciation) on investments in SLF(1)	1,077	(712)	1,789	1,183	64	1,119
Unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(63)	—	(63)	88	—	88
Net change in unrealized appreciation (depreciation) on investments, investments in SLF and foreign currency translation	$(407)	$5,122	$(5,529)	$193	$7,445	$(7,252)

(1)
Unrealized appreciation (depreciation) on investments in SLF includes GBDC’s investment in LLC equity interests in SLF.

For the three months ended March 31, 2019, GBDC had a net realized loss on investments and foreign currency transactions of  $1.9 million primarily due to a realized loss recognized on the restructure of one portfolio company investment which was partially offset by a realized gain on the sale of one portfolio company equity investment. For the six months ended March 31, 2019, GBDC had a net realized loss of $3.8 million primarily due to a realized loss recognized on the restructure of one portfolio company investment, realized losses on the sale of two portfolio company equity investments, partially offset by the realized gain from the sale of one portfolio company equity investment.
For the three months ended March 31, 2019, GBDC had $13.1 million in unrealized appreciation on 130 portfolio company investments, which was partially offset by $14.5 million in unrealized depreciation on 185 portfolio company investments. For the six months ended March 31, 2019, GBDC had $24.4 million in unrealized appreciation on 167 portfolio company investments, which was partially offset by $25.5 million in unrealized depreciation on 182 portfolio company investments. Unrealized appreciation during the three and six months ended March 31, 2019 resulted from an increase in fair value primarily due to the rise in market prices of portfolio company investments and the reversal of the net unrealized depreciation associated with the sale or restructure of three portfolio company equity investments. Unrealized depreciation resulted from the amortization of discounts, negative credit related adjustments that caused a reduction in fair value and the reversal of the net unrealized appreciation associated with the sale of portfolio company investments during the three and six months ended March 31, 2019.
For the three months ended March 31, 2019, GBDC had $1.1 million in unrealized appreciation on its investment in SLF LLC equity interests, which was primarily driven by net investment income associated with SLF’s investment portfolio netted against net negative credit related adjustments at SLF. For the six months ended March 31, 2019, GBDC had $1.2 million in unrealized appreciation on its investment in SLF LLC equity interests, which was primarily driven by net investment income associated with SLF’s investment portfolio netted against net negative credit related adjustments at SLF. SLF did not pay a dividend to GBDC for the three and six months ended March 31, 2019.

For the three months ended March 31, 2018, GBDC had a net realized loss on investments of $0.6 million primarily due to the write off of one non-accrual portfolio company investment which was partially offset by a gain on the sale of one equity investment. For the six months ended March 31, 2018, GBDC had a net realized loss of  $0.1 million primarily due to the write off of one non-accrual portfolio company investment which was partially offset by the sale of portfolio company investments to SLF and the sale of seven equity investments.
For the three months ended March 31, 2018, GBDC had $13.2 million in unrealized appreciation on 123 portfolio company investments, which was partially offset by $7.3 million in unrealized depreciation on 151 portfolio company investments. For the six months ended March 31, 2018, GBDC had $20.0 million in unrealized appreciation on 141 portfolio company investments, which was partially offset by $12.6 million in unrealized depreciation on 149 portfolio company investments. Unrealized appreciation during the three and six months ended March 31, 2018 resulted from an increase in fair value primarily due to the rise in market prices of portfolio company investments. Unrealized depreciation primarily resulted from the amortization of discounts, negative credit related adjustments that caused a reduction in fair value and the reversal of the net unrealized appreciation associated with the sales of portfolio company investments during the three and six months ended March 31, 2018.
For the three months ended March 31, 2018, GBDC had $0.7 million in unrealized depreciation on its investment in SLF LLC equity interests, which was primarily driven by net negative credit related adjustments associated with SLF’s investment portfolio. For the six months ended March 31, 2018, GBDC had $0.1 million in unrealized appreciation on its investment in SLF LLC equity interests, which was driven by net positive credit related adjustments associated with SLF’s investment portfolio that were partially offset by SLF’s one non-accrual portfolio company investment.
Comparison of the Years Ended September 30, 2018, 2017 and 2016
Consolidated operating results for the years ended September 30, 2018, 2017 and 2016 are as follows:
	For the years ended September 30,			Variances
	2018	2017	2016	2018 vs. 2017	2017 vs. 2016
	(In thousands)
Interest income	$131,274	$119,313	$106,184	$11,961	$13,129
Income from accretion of discounts and origination fees	9,660	9,497	8,662	163	835
Interest and dividend income from investments in GBDC SLF(1)	8,099	6,568	11,038	1,531	(4,470)
Dividend income	624	629	539	(5)	90
Fee income	2,514	1,757	1,448	757	309
Total investment income	152,171	137,764	127,871	14,407	9,893
Total expenses	76,150	68,201	62,558	7,949	5,643
Net investment income – before excise tax	76,021	69,563	65,313	6,458	4,250
Excise tax	—	17	333	(17)	(316)
Net investment income – after excise tax	76,021	69,546	64,980	6,475	4,566
Net realized gain (loss) on investments and foreign currency transactions	17,536	9,402	6,254	8,134	3,148
Net change in unrealized appreciation (depreciation) on investments, foreign currency translation and secured borrowings	(11,587)	3,340	(2,030)	(14,927)	5,370
Net increase in net assets resulting from operations	$81,970	$82,288	$69,204	$(318)	$13,084
Average earning debt investments, at fair value(2)	$1,602,119	$1,554,527	$1,417,547	$47,592	$136,980
Average investments in subordinated notes of GBDC SLF, at fair value	—	19,267	82,703	(19,267)	(63,436)
Average earning portfolio company investments, at fair value(2)	$1,602,119	$1,573,794	$1,500,250	$28,325	$73,544

(1)
For the year ended September 30, 2018, the investment in GBDC SLF represents the investment in LLC equity interests in GBDC SLF. For the years ended September 30, 2017 and 2016, the investments in GBDC SLF include GBDC’s investments in both subordinated notes (prior to their redemption by GBDC SLF on December 30, 2016) and LLC equity interests in GBDC SLF.

(2)
Does not include GBDC’s investment in LLC equity interests in GBDC SLF.

Net income can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, annual comparisons of net income may not be meaningful.
Investment Income
Investment income increased from the year ended September 30, 2017 to the year ended September 30, 2018 by $14.4 million primarily as a result of an increase in the average earning debt investments balance, which is the average balance of accruing loans in GBDC’s investment portfolio, of  $47.6 million, an increase in LIBOR and an increase in income from GBDC’s investments in GBDC SLF attributable to increase in income from GBDC’s investments in GBDC SLF. Investment income increased from the year ended September 30, 2016 to the year ended September 30, 2017 by $9.9 million primarily as a result of an increase in the average earning investment balance, which is the annual average balance of accruing loans in GBDC’s investment portfolio, of  $137.0 million. These increases were partially offset by a decline in income from GBDC’s investments in GBDC SLF of  $4.5 million that was attributable to a decline in the credit performance of GBDC SLF’s portfolio.
The income yield by debt security type for the years ended September 30, 2018, 2017 and 2016 was as follows:
	For the years ended September 30,
	2018	2017	2016
Senior secured	7.1%	6.4%	6.3%
One stop	8.5%	7.9%	7.7%
Second lien	10.1%	10.3%	9.9%
Subordinated debt	15.0%	8.8%	5.2%
Subordinated notes in GBDC SLF(1)	N/A	8.5%	8.4%

(1)
GBDC SLF’s proceeds from the subordinated notes were utilized by GBDC SLF to invest in senior secured loans. GBDC SLF redeemed the outstanding balance on the subordinated notes on December 30, 2016.

Income yields on one stop and senior secured loans increased for the year ended September 30, 2018 primarily due to the rise in LIBOR. As of September 30, 2018, GBDC has one second lien investment and two subordinated debt investments as shown in the Consolidated Schedule of Investments. Due to the limited number of second lien and subordinated debt investments, annual income yields on second lien and subordinated debt investments can be significantly impacted by the addition, subtraction or refinancing of one investment.
For additional details on investment yields and asset mix, refer to the “— Liquidity and Capital Resources — Portfolio Composition, Investment Activity and Yield” section below.

Expenses
The following table summarizes GBDC’s expenses for the years ended September 30, 2018, 2017 and 2016:
	For the years ended September 30,			Variances
	2018	2017	2016	2018 vs. 2017	2017 vs. 2016
	(In thousands)
Interest and other debt financing expenses	$29,859	$28,245	$23,540	$1,614	$4,705
Amortization of debt issuance costs	3,315	3,289	4,184	26	(895)
Base management fee	24,214	23,815	22,020	399	1,795
Income incentive fee	11,652	4,741	6,022	6,911	(1,281)
Capital gain incentive fee	1,458	2,819	1,244	(1,361)	1,575
Professional fees	2,721	2,396	2,814	325	(418)
Administrative service fee	2,456	2,340	2,209	116	131
General and administrative expenses	475	556	525	(81)	31
Total expenses	$76,150	$68,201	$62,558	$7,949	$5,643
Average debt outstanding(1)	$822,823	$872,980	$826,366	$(50,157)	$46,614

(1)
As of September 30, 2018 and 2017, there were no secured borrowings outstanding. For the year ended September 30, 2016, GBDC has excluded $0.5 million of secured borrowings, at fair value, which were the result of participations and partial loan sales that did not meet the definition of a “participating interest”, as defined in the guidance to ASC Topic 860.

Interest Expense
Interest and other debt financing expenses increased by $1.6 million from the year ended September 30, 2017 to the year ended September 30, 2018 primarily due to the increase in LIBOR which was partially offset by a decrease in the weighted average of outstanding borrowings from $873.0 million for the year ended September 30, 2017 to $822.8 million for the year ended September 30, 2018. The decrease in GBDC’s debt was primarily driven by a decrease in the weighted average of outstanding borrowings on the GBDC Credit Facility from $138.8 million as of September 30, 2017 to $103.0 million as of September 30, 2018. The effective average interest rate on GBDC’s outstanding debt increased to 4.0% for the year ended September 30, 2018 from 3.6% for the year ended September 30, 2017 primarily due to the increase in LIBOR.
Interest and other debt financing expenses increased by $4.7 million from the year ended September 30, 2016 to the year ended September 30, 2017 primarily due to the increase in the weighted average of outstanding borrowings from $826.4 million for the year ended September 30, 2016 to $873.0 million for the year ended September 30, 2017 and an increase in the effective annual interest rate. The effective average interest rate on GBDC’s outstanding debt increased to 3.6% for the year ended September 30, 2017 from 3.4% for the year ended September 30, 2016 primarily due to the increase in LIBOR.
Amortization of debt issuance costs remained relatively stable from the year ended September 30, 2017 to the year ended September 30, 2018 as new debt issuance costs associated with the new or amended debt facilities were offset by the full amortization of previous costs incurred. Amortization of debt issuance costs declined from the year ended September 30, 2016 to the year ended September 30, 2017 as initial debt issuance costs associated with $125.0 million of SBIC IV debentures fully amortized.
Management Fee
The base management fee increased as a result of a sequential increase in average adjusted gross assets from 2016 to 2018.

Incentive Fees
The incentive fee payable under the Current GBDC Investment Advisory Agreement consists of two parts: (1) the GBDC Income Incentive Fee and (2) the GBDC Capital Gain Incentive Fee. The GBDC Income Incentive Fee increased by $6.9 million from the year ended September 30, 2017 to the year ended September 30, 2018, primarily as a result of the increase in net investment income. As GBDC remains in the “catch-up” provision of the GBDC Income Incentive Fee calculation, the increase in net investment income causes a corresponding increase in the GBDC Income Incentive Fee until GBDC is fully through the “catch-up” provision. The GBDC Income Incentive Fee decreased by $1.3 million from the year ended September 30, 2016 to the year ended September 30, 2017 as the interest rate compression on new investments and the decline of second lien and subordinated debt investments in GBDC’s portfolio caused a decline in GBDC’s Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of its net assets. For the year ended September 30, 2018, while still not fully through the “catch-up” provision in any quarter of the GBDC Income Incentive Fee calculation, the GBDC Income Incentive Fee as a percentage of GBDC’s Pre-Incentive Fee Net Investment Income increased to 18.7% compared to 6.1% for the year ended September 30, 2017 and 8.3% for the year ended September 30, 2016.
The GBDC Capital Gain Incentive Fee payable as calculated under the Current GBDC Investment Advisory Agreement for each of the years ended September 30, 2018, 2017, and 2016 was $2.3 million, $0.4 million and $0.0 million, respectively. However, in accordance with GAAP, GBDC is required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gain incentive fee as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Current GBDC Investment Advisory Agreement. The capital gain incentive fee accrual which was calculated in accordance with GAAP as of September 30, 2018 and 2017 was $7.2 million and $6.9 million, respectively. Any payment due under the terms of the Current GBDC Investment Advisory Agreement is calculated in arrears at the end of each calendar year, and GBDC paid a $1.2 million GBDC Capital Gain Incentive Fee calculated in accordance with the Current GBDC Investment Advisory Agreement as of December 31, 2017. GBDC did not pay any GBDC Capital Gain Incentive Fee calculated under the Current GBDC Investment Advisory Agreement as of any date prior to December 31, 2017.
The accrual for capital gain incentive fee under GAAP was $1.5 million, or $0.02 per share, for the year ended September 30, 2018, $2.8 million, or $0.05 per share, for the year ended September 30, 2017, and $1.2 million, or $0.03 per share, for the year ended September 30, 2016. The decrease in accruals for a capital gain incentive fee under GAAP for the year ended September 30, 2018 from the year ended September 30, 2017 was primarily the result of unrealized depreciation of debt and equity investments. The increase in accruals for a capital gain incentive fee under GAAP for the year ended September 30, 2017 from the year ended September 30, 2016 was primarily the result of unrealized appreciation of debt and equity investments. For additional details on unrealized appreciation and depreciation of investments, refer to the “— Net Realized and Unrealized Gains and Losses” section below.
Professional Fees, Administrative Service Fee, and General and Administrative Expenses
In total, professional fees, the administrative service fee, and general and administrative expenses increased by $0.4 million from the year ended September 30, 2017 to the year ended September 30, 2018 and decreased by $0.2 million from the year ended September 30, 2016 to the year ended September 30, 2017. In general, GBDC expects certain of its operating expenses, including professional fees, the administrative service fee, and other general and administrative expenses to decline as a percentage of its total assets during periods of growth and increase as a percentage of its total assets during periods of asset declines.
The Administrator pays for certain expenses incurred by GBDC. These expenses are subsequently reimbursed in cash. Total expenses reimbursed by GBDC to the Administrator for the years ended September 30, 2018, 2017 and 2016 were $2.4 million, $2.3 million and $2.4 million, respectively.
As of September 30, 2018 and 2017, included in accounts payable and accrued expenses were $0.4 million and $0.8 million, respectively, for accrued expenses paid on behalf of GBDC by the Administrator.

Excise Tax Expense
GBDC has elected to be treated as a RIC under Subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to be subject to tax as a RIC, GBDC is required to meet certain source of income and asset diversification requirements, as well as timely distribute to GBDC’s stockholders’ dividends for U.S. federal income tax purposes of an amount generally at least equal to 90% of investment company taxable income, as defined by the Code, and determined without regard to any deduction for dividends paid for each tax year. GBDC has made and intend to continue to make the requisite distributions to its stockholders that will generally relieve it from U.S. federal income taxes.
Depending on the level of taxable income earned in a tax year, GBDC may choose to retain taxable income in excess of current year distributions into the next tax year in an amount less than what would trigger payments of U.S. federal income tax under Subchapter M of the Code. GBDC may then be required to incur a 4% excise tax on such income. To the extent that GBDC determines that its estimated current year annual taxable income may exceed estimated current year distributions, GBDC accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the years ended September 30, 2018, 2017 and 2016, GBDC incurred a net expense of  $0, $17,000 and $333,000, respectively, for U.S. federal excise tax.
Net Realized and Unrealized Gains and Losses
The following table summarizes GBDC’s net realized and unrealized gains (losses) for the years ended September 30, 2018, 2017 and 2016:
	For the years ended September 30,			Variances
	2018	2017	2016	2018 vs. 2017	2017 vs. 2016
	(In thousands)
Net realized gain (loss) on investments	$17,454	$9,402	$6,254	$8,052	$3,148
Foreign currency transactions	82	—	—	82	—
Net realized gain (loss) on investments and foreign currency transactions	$17,536	$9,402	$6,254	$8,134	$3,148
Unrealized appreciation on investments	25,126	28,008	32,943	(2,882)	(4,935)
Unrealized (depreciation) on investments	(34,832)	(26,640)	(31,411)	(8,192)	4,771
Unrealized appreciation on investments in GBDC SLF(1)	—	1,969	—	(1,969)	1,969
Unrealized (depreciation) on investments in GBDC SLF(1)	(1,881)	—	(3,562)	(1,881)	3,562
Unrealized appreciation on secured borrowings	—	3	—	(3)	3
Net change in unrealized appreciation (depreciation) on investments, investments in GBDC SLF, secured borrowings and foreign currency	$(11,587)	$3,340	$(2,030)	$(14,927)	$5,370

(1)
Unrealized appreciation (depreciation) on investments in GBDC SLF includes GBDC’s investment in subordinated notes and LLC equity interests in GBDC SLF.

For the year ended September 30, 2018, GBDC had a net realized gain on investments and foreign currency transactions of  $17.5 million primarily due to realized gains on the sale of equity securities in more than 20 portfolio company investments, partially offset by the realized loss on the sale or disposition of three under-performing debt investments.
For the year ended September 30, 2018, GBDC had $25.1 million in unrealized appreciation on 158 portfolio company investments, which was offset by $34.8 million in unrealized depreciation on 169 portfolio company investments. Unrealized appreciation during the year ended September 30, 2018 resulted from an increase in fair value primarily due to the rise in market prices of portfolio company investments. Unrealized depreciation primarily resulted from the reversal of the net unrealized appreciation associated with the sales of portfolio company investments, the amortization of discounts, and negative credit related adjustments that caused a reduction in fair value.
For the year ended September 30, 2018, GBDC had $1.9 million in unrealized depreciation on its investment in GBDC SLF LLC equity interests, which was primarily driven by net negative credit related adjustments associated with GBDC SLF’s investment portfolio.
For the year ended September 30, 2017 GBDC had a net realized gain on investments of  $9.4 million primarily due to net realized gains on the sale of equity securities in 18 portfolio company investments and net gains on the sale of debt investments to GBDC SLF, which was partially offset by a net realized loss on the sale of a debt and equity investment in a single portfolio company.
For the year ended September 30, 2017, GBDC had $28.0 million in unrealized appreciation on 186 portfolio company investments, which was partially offset by $26.6 million in unrealized depreciation on 192 portfolio company investments. Unrealized appreciation during the year ended September 30, 2017 resulted from an increase in fair value primarily due to the rise in market prices of portfolio company investments and the reversal of prior period unrealized depreciation associated with the non-accrual portfolio company investments that were sold and written-off. Unrealized depreciation primarily resulted from the amortization of discounts, negative credit related adjustments that caused a reduction in fair value and the reversal of the net unrealized appreciation associated with the sales of portfolio company investments.
For the year ended September 30, 2017, GBDC had $2.0 million in unrealized appreciation on its investment in GBDC SLF LLC equity interests. Unrealized appreciation on the GBDC SLF LLC equity interests was primarily driven by increased net investment income at GBDC SLF.
For the year ended September 30, 2016, GBDC had $32.9 million in unrealized appreciation on 143 portfolio company investments, which was partially offset by $31.4 million in unrealized depreciation on 142 portfolio company investments. Unrealized appreciation during the year ended September 30, 2016 resulted from an increase in fair value primarily due to the rise in market prices of portfolio company investments and the reversal of prior period unrealized depreciation associated with the non-accrual portfolio company investments that were sold and written-off. Unrealized depreciation primarily resulted from the amortization of discounts, negative credit related adjustments that caused a reduction in fair value and the reversal of the net unrealized appreciation associated with the sales of portfolio company investments.
For the year ended September 30, 2016, GBDC had $6.3 million in net realized gains on investments, primarily due to the sale of, or capital gain distributions received from, several equity investments and the sale of debt investments to GBDC SLF that were partially offset by the realized loss on the sale of one non-accrual portfolio company investment and the write off of one non-accrual portfolio company investment.
For the year ended September 30, 2016, GBDC had $3.6 million in unrealized depreciation on its investments in GBDC SLF LLC equity interests. Unrealized depreciation on the GBDC SLF LLC equity interests was driven by negative credit related adjustments associated with GBDC SLF’s investment portfolio that was primarily driven by one portfolio company investment taken to non-accrual status.
Liquidity and Capital Resources
For the six months ended March 31, 2019, GBDC experienced a net increase in cash, cash equivalents, foreign currencies and restricted cash and cash equivalents of  $30.4 million. During the period, cash used in operating activities was $133.2 million, primarily as a result of fundings of portfolio investments of $310.9 million, partially offset by the proceeds from principal payments and sales of portfolio investments of  $143.9 million and net investment income of  $39.9 million. Lastly, cash provided by financing activities was $163.6 million, primarily driven by borrowings on debt of  $1,070.6 million that were partially offset by repayments of debt of  $865.0 million and distributions paid of  $38.8 million.
For the six months ended March 31, 2018, GBDC experienced a net decrease in cash, cash equivalents and restricted cash and cash equivalents of  $14.2 million. During the period, cash used in operating activities was $29.3 million, primarily as a result of fundings of portfolio investments of  $271.6 million, partially offset by the proceeds from principal payments and sales of portfolio investments of  $207.8 million and net investment income of  $37.0 million. Lastly, cash provided by financing activities was $15.1 million, primarily driven by borrowings on debt of  $263.9 million that were partially offset by repayments of debt of $209.8 million and distributions paid of  $37.9 million.
For the year ended September 30, 2018, GBDC experienced a net decrease in cash, cash equivalents, foreign currencies and restricted cash and cash equivalents of  $16.9 million. During the period, cash used in operating activities was $8.6 million, primarily as a result of fundings of portfolio investments of $646.6 million, partially offset by the proceeds from principal payments and sales of portfolio investments of  $558.7 million and net investment income of  $76.0 million. Lastly, cash used in financing activities was $8.3 million, primarily driven by borrowings on debt of  $760.5 million that were partially offset by repayments of debt of  $695.9 million and distributions paid of  $71.1 million.
For the year ended September 30, 2017, GBDC experienced a net decrease in cash, cash equivalents, foreign currencies and restricted cash and cash equivalents of  $27.0 million. During the period, cash provided by operating activities was $62.2 million, primarily as a result of fundings of portfolio investments of  $588.2 million, partially offset by the proceeds from principal payments and sales of portfolio investments of  $588.2 million and net investment income of  $69.5 million. Lastly, cash used in financing activities was $89.2 million, primarily driven by borrowings on debt of  $545.0 million and net proceeds of an aggregate of  $74.0 million from two equity offerings that were offset by repayments of debt of $628.6 million and distributions paid of  $76.8 million.
For the year ended September 30, 2016, GBDC experienced a net decrease in cash, cash equivalents, foreign currencies and restricted cash and cash equivalents of  $7.9 million. During the period, cash used in operating activities was $56.1 million, primarily as a result of fundings of portfolio investments of $654.8 million, partially offset by the proceeds from principal payments and sales of portfolio investments of  $538.6 million and net investment income of  $65.0 million. Lastly, cash used in financing activities was $48.1 million, primarily due to net proceeds of an aggregate $58.6 million from one equity offering and one private placement and net borrowings on debt of  $51.5 million, partially offset by distributions paid of $59.5 million.
As of March 31, 2019, GBDC had cash and cash equivalents of  $5.6 million. In addition, GBDC had foreign currencies of  $0.2 million as of March 31, 2019, and restricted cash, cash equivalents and foreign currencies of  $70.3 million as of December 31, 2018. Cash and cash equivalents are available to fund new investments, pay operating expenses and pay distributions. As of March 31, 2019, $43.9 million of GBDC’s restricted cash, cash equivalents and foreign currencies could be used to fund new investments that meet the investment guidelines established in the Debt Securitizations, which are described in further detail in Note 6 to GBDC’s consolidated financial statements, and for the payment of principal and interest expense on the notes issued in the Debt Securitizations. As of March 31, 2019, $4.7 million of GBDC’s restricted cash and cash equivalents could be used to fund investments that meet the guidelines under the MS Credit Facility II as well as for the payment of interest expense and revolving debt of the MS Credit Facility II. As of March 31, 2019, $43.9 million of GBDC’s restricted cash and cash equivalents could be used to fund new investments that meet the regulatory and investment guidelines established by the SBA for GBDC’s SBIC, which are described in further detail in Note 6 to GBDC’s consolidated financial statements, and for interest expense and fees on GBDC’s outstanding SBA debentures.
As of September 30, 2018 and 2017, GBDC had cash and cash equivalents of  $5.9 million and $4.0 million, respectively. In addition, GBDC had foreign currencies of  $0.2 million as of September 30, 2018 and restricted cash and cash equivalents of  $39.7 million and $58.6 million as of September 30, 2018 and 2017, respectively. Cash and cash equivalents are available to fund new investments, pay operating expenses and pay distributions. As of September 30, 2018, $14.7 million of GBDC’s restricted cash and cash equivalents will be used for the payment of principal and interest expense on the notes issued in the 2014 Debt Securitization, which is described in further detail in Note 6 to GBDC’s consolidated financial statements. As of September 30, 2018, $5.8 million of GBDC’s restricted cash and cash equivalents could be used to fund investments that meet the guidelines under the GBDC Credit Facility as well as for the payment of interest expense and revolving debt of the GBDC Credit Facility. As of September 30, 2018,

$8.1 million of GBDC’s restricted cash and cash equivalents could be used to fund investments that meet the guidelines under the MS Credit Facility as well as for the payment of interest expense and revolving debt of the MS Credit Facility. As of September 30, 2018, $11.1 million of GBDC’s restricted cash and cash equivalents could be used to fund new investments that meet the regulatory and investment guidelines established by the SBA for GBDC’s SBICs, which are described in further detail in Note 6 to GBDC’s consolidated financial statements, and for interest expense and fees on GBDC’s outstanding SBA debentures.
On February 1, 2019, GBDC Funding II entered into the MS Credit Facility II. As of March 31, 2019 the MS Credit Facility II allowed GBDC Funding II to borrow up to $200.0 million at any one time outstanding, subject to leverage and borrowing base restrictions. As of March 31, 2019, GBDC had $176.5 million outstanding under the MS Credit Facility II. As of March 31, 2019, subject to leverage and borrowing base restrictions, GBDC had approximately $23.5 million of remaining commitments and $23.5 million of availability on the MS Credit Facility II.
In connection with entry into the MS Credit Facility II, on February 4, 2019, Funding repaid all $97.1 million of the debt outstanding at the Credit Facility. Following such repayment, the agreements governing the Credit Facility were terminated. Prior to termination, the Credit Facility allowed Funding to borrow up to $170.0 million at any one time outstanding, subject to leverage and borrowing base restrictions.
As of September 30, 2018 and 2017, the GBDC Credit Facility allowed GBDC Funding to borrow up to $170.0 million and $225.0 million, respectively, at any one time outstanding, subject to leverage and borrowing base restrictions. As of September 30, 2018 and 2017, GBDC had $136.0 million and $63.1 million outstanding under the GBDC Credit Facility, respectively. As of September 30, 2018 and 2017, subject to leverage and borrowing base restrictions, GBDC had approximately $34.0 million and $161.9 million, respectively, of remaining commitments and $34.0 million and $95.0 million, respectively, of availability on the GBDC Credit Facility.
As of September 30, 2018, the MS Credit Facility allowed 2010 Issuer to borrow up to $300.0 million at any one time outstanding, subject to leverage and borrowing base restrictions. As of September 30, 2018, GBDC had $234.7 million outstanding under the MS Credit Facility. As of September 30, 2018, subject to leverage and borrowing base restrictions, GBDC had approximately $65.3 million of remaining commitments and $6.7 million of availability on the MS Credit Facility. On November 1, 2018, GBDC entered into an amendment to the documents governing the MS Credit Facility, which increased the borrowing capacity from $300.0 million to $450.0 million. On November 16, 2018, in connection with and as part of the private placement of the 2018 Notes, a portion of the proceeds, net of expenses, were used to repay all amounts outstanding under the MS Credit Facility, following which the agreements governing the MS Credit Facility were terminated.
On June 22, 2016, GBDC entered into an unsecured revolving credit facility with GC Advisors (the “Adviser Revolver”), which permits GBDC to borrow up to $20.0 million at any one time outstanding. GBDC entered into the Adviser Revolver in order to have the ability to borrow funds on a short-term basis and have in the past repaid, and generally intend in the future to repay, borrowings under the Adviser Revolver within the same quarter in which they are drawn. As of March 31, 2019 and September 30, 2018 and 2017, GBDC had no amounts outstanding on the Adviser Revolver.
On July 16, 2010, GBDC completed the 2010 Debt Securitization, which was subsequently increased to $350.0 million. On July 20, 2018, the 2010 Notes were redeemed and, following such redemption, the agreements governing the 2010 Debt Securitization were terminated.
As of September 30, 2017, the 2010 Notes consisted of  $205.0 million of Class A-Refi 2010 Notes, which bore interest at a rate of three-month LIBOR plus 1.90%, $10.0 million of Class B-Refi 2010 Notes, which bore interest at a rate of three-month LIBOR plus 2.40%, and $135.0 million face amount of Subordinated 2010 Notes that did not bear interest. The Class A-Refi 2010 Notes are included in the September 30, 2017 Consolidated Statement of Financial Condition as GBDC’s debt and the Class B-Refi 2010 Notes and Subordinated 2010 Notes were eliminated in consolidation. As of September 30, 2017, GBDC had outstanding debt under the 2010 Debt Securitization of  $205.0 million. On July 20, 2018, the 2010 Notes were redeemed and, following such redemption, the agreements governing the 2010 Debt Securitization were terminated.

On June 5, 2014, GBDC completed the 2014 Debt Securitization in which the 2014 Issuer issued an aggregate of  $402.6 million of 2014 Notes, including, prior to their redemption on March 23, 2018, $191.0 million of Class A-1 2014 Notes, which bore interest at a rate of three-month LIBOR plus 1.75%, $20.0 million of Class A-2 2014 Notes, which bore interest at a rate of three-month LIBOR plus 1.95%, $35.0 million of Class B 2014 Notes, which bore interest at a rate of three-month LIBOR plus 2.50%, $37.5 million of Class C 2014 Notes, which bore interest at a rate of three-month LIBOR plus 3.50%, and $119.1 million of LLC equity interests in the 2014 Issuer that do not bear interest. GBDC retained all of the Class C 2014 Notes and LLC equity interests in the 2014 Issuer totaling $37.5 million and $119.1 million, respectively. On March 23, 2018, GBDC amended the 2014 Debt Securitization to, among other things, (a) refinance the issued Class A-1 notes issued by the 2014 Issuer by redeeming in full the $191.0 million of Class A-1 2014 Notes and issuing new Class A-1-R 2014 Notes in an aggregate principal amount of  $191.0 million that bear interest at a rate of three-month LIBOR plus 0.95%, (b) refinance the Class A-2 2014 Notes by redeeming in full the $20.0 million of Class A-2 2014 Notes and issuing new Class A-2-R 2014 Notes in an aggregate principal amount of  $20.0 million that bear interest at a rate of three-month LIBOR plus 0.95%, (c) refinance the Class B 2014 Notes by redeeming in full the $35.0 million of Class B 2014 Notes and issuing new Class B-R 2014 Notes in an aggregate principal amount of $35.0 million that bear interest at a rate of three-month LIBOR plus 1.40%, (d) refinance the Class C 2014 Notes by redeeming in full the $37.5 million of Class C 2014 Notes and issuing new Class C-R 2014 Notes in an aggregate principal amount of  $37.5 million that bear interest at a rate of three-month LIBOR plus 1.55%. The Class C-R 2014 Notes were retained by GBDC, and GBDC remains the sole owner of the equity of the 2014 Issuer.
The Class A-1-R, Class A-2-R and Class B-R 2014 Notes are included in the March 31, 2019 Consolidated Statements of Financial Condition as GBDC’s debt and the Class C-R 2014 Notes and LLC equity interests in the 2014 Issuer were eliminated in consolidation. As of March 31, 2019, GBDC had outstanding debt under the 2014 Debt Securitization of  $179.4 million. The Class A-1-R, Class A-2-R and Class B-R 2014 Notes are included in the September 30, 2018 Consolidated Statements of Financial Condition as GBDC’s debt and the Class C-R 2014 Notes and LLC equity interests in the 2014 Issuer were eliminated in consolidation. As of September 30, 2018, GBDC had outstanding debt under the 2014 Debt Securitization of  $197.5 million. The Class A-1, Class A-2 and Class B 2014 Notes are included in the September 30, 2017 Consolidated Statements of Financial Condition as GBDC’s debt and the Class C 2014 Notes and LLC equity interests in the 2014 Issuer were eliminated in consolidation. As of September 30, 2017, GBDC had outstanding debt under the 2014 Debt Securitization of  $246.0 million.
On November 16, 2018, GBDC completed the 2018 Debt Securitization in which the 2018 Issuer issued an aggregate of  $602.4 million of notes, or the 2018 Notes, including $327.0 million of AAA/AAA Class A 2018 Notes, which bear interest at the three-month LIBOR plus 1.48%; $61.2 million of AA Class B 2018 Notes, which bear interest at the three-month LIBOR plus 2.10%; $20.0 million of A Class C-1 2018 Notes, which bear interest at the three-month LIBOR plus 2.80%; $38.8 million of A Class C-2 2018 Notes, which bear interest at the three-month LIBOR plus 2.65%; $42.0 million of BBB-Class D 2018 Notes, which bear interest at the three-month LIBOR plus 2.95%; and $113.4 million of Subordinated 2018 Notes which do not bear interest. GBDC indirectly retained all of the Class C-2, Class D and Subordinated 2018 Notes.
The Class A, Class B and Class C-1 2018 Notes are included in the March 31, 2019 Consolidated Statements of Financial Condition as GBDC’s debt and the Class C-2, Class D and Subordinated 2018 Notes were eliminated in consolidation. As of March 31, 2019, GBDC had outstanding debt under the 2018 Debt Securitization of  $408.2 million.
Under present SBIC regulations, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $350.0 million and the maximum amount that a single SBIC licensee may issue is $175.0 million. As of March 31, 2019, SBIC IV, SBIC V and SBIC VI had $115.0 million, $150.0 million, and $22.0 million, respectively, of outstanding SBA-guaranteed debentures that mature between September 2021 and March 2029. As of September 30, 2018, SBIC IV, SBIC V and SBIC VI, had $115.0 million, $150.0 million and $12.5 million, respectively, of outstanding SBA- guaranteed debentures that mature between September 2021 and March 2028, leaving incremental debenture commitments of  $0.0 million, $0.0 million and $37.5 million for SBIC IV, SBIC V and SBIC VI, respectively, under present SBIC regulations. As of September 30, 2017, SBIC IV, SBIC V and SBIC VI had

$125.0 million, $133.0 million and $9.0 million, respectively, of outstanding SBA-guaranteed debentures that mature between September 2021 and September 2027 leaving incremental debenture commitments of $0.0 million, $17.0 million and $41.0 million for SBIC IV, SBIC V and SBIC VI, respectively, under present SBIC regulations. The original amount committed to SBIC IV by the SBA was $150.0 million. In March 2018 and September 2017, SBIC IV repaid $10.0 million and $25.0 million, respectively, of the aggregate principal amount of the SBA-guaranteed debentures outstanding at the time and $10.0 million and $25.0 million, respectively, of debenture commitments were terminated. As of March 31, 2019, SBIC V and SBIC VI had $25.0 million and $28.0 million of undrawn debenture commitments, respectively, of which $12.5 million and $0, respectively, was available to be drawn, subject to SBA regulatory requirements. As of September 30, 2018, SBIC V and SBIC VI had $0 and $37.5 million of undrawn debenture commitments, respectively, of which $0 and $9.5 million, respectively was available to be drawn, subject to SBA regulatory requirements.
In August 2018, the GBDC Board reapproved a share repurchase program (the “Program”), which allows GBDC to repurchase up to $75.0 million of its outstanding common stock on the open market at prices below the NAV per share as reported in its then most recently published consolidated financial statements. The Program may be implemented at the discretion of management. The shares may be purchased from time to time at prevailing market prices, through open market transactions, including block transactions. GBDC did not make any repurchases of GBDC Common Stock during the six months ended March 31, 2019 and the years ended September 30, 2018, 2017 and 2016.
On July 18, 2016, GBDC entered into a securities purchase agreement with a third party institutional investor for the sale of 1,433,486 shares of GBDC Common Stock at a price per share of  $17.44 per share. On July 21, 2016, the transaction closed, the shares were issued and proceeds of  $25.0 million were received.
On August 15, 2016, GBDC priced a public offering of 1,750,000 shares of GBDC Common Stock at a public offering price of  $18.35 per share, raising approximately $32.1 million in gross proceeds. On August 19, 2016, the transaction closed, the shares were issued and proceeds, net of underwriting discounts and commissions but before expenses, of  $31.1 million were received. On September 19, 2016, GBDC sold an additional 136,970 shares of GBDC Common Stock at a public offering price of  $18.35 per share pursuant to the underwriters’ partial exercise of the option granted in connection with the public offering in August 2016.
On March 21, 2017, GBDC priced a public offering of 1,750,000 shares of GBDC Common Stock at a public offering price of  $19.03 per share, raising approximately $33.3 million in gross proceeds. On March 24, 2017, the transaction closed, the shares were issued and proceeds, net of offering costs but before expenses, of  $32.3 million were received. On April 6, 2017, GBDC sold an additional 262,500 shares of GBDC Common Stock at a public offering price of  $19.03 per share pursuant to the underwriter’s exercise of the option granted in connection with the March 2017 offering. On June 6, 2017, GBDC entered into an agreement to sell 1,750,000 shares of GBDC Common Stock pursuant to an underwritten, public offering at a price to GBDC of  $18.71 per share. On June 12, 2017, the transaction closed, the shares were issued and proceeds, net of offering costs but before expenses, of  $32.7 million were received. On July 5, 2017, GBDC sold an additional 220,221 shares of GBDC Common Stock pursuant to the underwriter’s partial exercise of the option GBDC granted in connection with the sale of shares in June 2017.
As of March 31, 2019, in accordance with the 1940 Act, with certain limited exceptions, GBDC was allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150% after such borrowing. Prior to February 6, 2019, in accordance with the 1940 Act, with certain limited exceptions, GBDC was allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, was at least 200% after such borrowing. On February 5, 2019, GBDC’s stockholders voted to approve the application of the reduced asset coverage requirements to 150% in accordance with Section 61(a)(2) of the 1940 Act, which was amended by the Small Business Credit Availability Act enacted into law in March 2018, and the reduced asset coverage requirements approved by GBDC’s stockholders became effective as of February 6, 2019. GBDC currently intends to continue to target a GAAP debt-to-equity ratio of about 1.0x.
On September 13, 2011, GBDC received exemptive relief from the SEC allowing it to modify the asset coverage requirement to exclude the SBA debentures from its asset coverage calculation. As such, GBDC’s ratio of total consolidated assets to outstanding indebtedness may be less than 150%. This provides GBDC with increased investment flexibility but also increases its risks related to leverage. As of March 31, 2019, GBDC’s asset coverage for borrowed amounts was 224.96% (excluding the SBA debentures).
As of March 31, 2019 and September 30, 2018, GBDC had outstanding commitments to fund investments, excluding GBDC’s investments in SLF, totaling $49.4 million and $57.7 million, respectively. As of September 30, 2018 and 2017, GBDC had outstanding commitments to fund investments, excluding GBDC’s investments in GBDC SLF, totaling $57.7 million and $60.5 million, respectively. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but the entire amount was eligible for funding to the borrowers, subject to the terms of each loan’s respective credit agreement. As of March 31, 2019, GBDC believes that it had sufficient assets and liquidity to adequately cover future obligations under its unfunded commitments based on historical rates of drawings upon unfunded commitments, cash and restricted cash balances that it maintains, availability under its MS Credit Facility II and Adviser Revolver, and ongoing principal repayments on debt investments. In addition, GBDC generally holds some syndicated loans in larger portfolio companies that are saleable over a relatively short period to generate cash.
Due to the interplay of the 1940 Act restrictions on principal and joint transactions and the U.S. risk retention rules adopted pursuant to Section 941 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or Dodd-Frank, as a business development company, GBDC sought and received no-action relief from the SEC to ensure GBDC could engage in CLO financings which assets are transferred through GC Advisors.
Although GBDC expects to fund the growth of its investment portfolio through the net proceeds from future securities offerings and through its dividend reinvestment plan as well as future borrowings, to the extent permitted by the 1940 Act, GBDC cannot assure you that its efforts to raise capital will be successful. In addition, GBDC may, from time to time, amend or refinance its leverage facilities and securitization financings, to the extent permitted by applicable law. In addition to capital not being available, it also may not be available on favorable terms. To the extent GBDC is not able to raise capital on what it believes are favorable terms, GBDC will focus on optimizing returns by investing capital generated from repayments into new investments it believes are attractive from a risk/reward perspective. Furthermore, to the extent GBDC is not able to raise capital and are at or near its targeted leverage ratios, GBDC may receive smaller allocations, if any, on new investment opportunities under GC Advisors’ allocation policy and have, in the past, received such smaller allocations under similar circumstances.
Debt Securitizations
On June 5, 2014, GBDC completed the 2014 Debt Securitization. As part of the 2014 Debt Securitization, GBDC issued an aggregate of   $402.6 million of notes that are secured by a diversified portfolio of senior secured and second lien loans held by the 2014 Issuer. The 2014 Debt Securitization was initially executed through a private placement of   $191.0 million of Class A-1 2014 Notes which bore interest at three-month LIBOR plus 1.75%, $20.0 million of Class A-2 2014 Notes which bore interest at a rate of three-month LIBOR plus 1.45% through December 4, 2015 and three-month LIBOR plus 1.95% thereafter and $35.0 million of Class B 2014 Notes which bore interest at a rate of three-month LIBOR plus 2.50%. The $37.5 million face amount of Class C 2014 Notes bore interest at a rate of three-month LIBOR plus 3.50%, and the LLC equity interests do not bear interest. In partial consideration for the loans transferred to the 2014 Issuer as part of the 2014 Debt Securitization, GBDC received $119.1 million of LLC equity interests in the 2014 Issuer. GBDC retained all of the Class C 2014 Notes and LLC equity interests totaling $37.5 million and $119.1 million, respectively. As discussed below, in accordance with ASC Topic 860, GBDC consolidates the 2014 Issuer in its financial statements and treats the 2014 Debt Securitization as a secured borrowing. The Class A-1-R, Class A-2-R and Class B-R 2014 Notes are included in the March 31, 2019 and September 30, 2018 Consolidated Statements of Financial Condition as GBDC’s debt and the Class C-R 2014 Notes and LLC equity interests in the 2014 Issuer were eliminated in consolidation. The Class A-1, Class A-2 and Class B 2014 Notes are included in the September 30, 2017 consolidated statements of financial condition as GBDC’s debt, and the Class C 2014 Notes and LLC equity interests in the 2014 Issuer were eliminated in consolidation.
On March 23, 2018, the 2014 Issuer entered into a supplemental indenture (the “Supplemental Indenture”) to amend the 2014 Debt Securitization to, among other things, (a) refinance the previously-outstanding Class A-1 2014 Notes by redeeming in full the $191.0 million of Class A-1 2014 Notes and issuing new Class A-1-R 2014 Notes in an aggregate principal amount of  $191.0 million that bear interest at a rate of three-month LIBOR plus 0.95%, which is a decrease from the rate of three-month LIBOR plus 1.75% of the previously-outstanding Class A-1 2014 Notes, (b) refinance the Class A-2 2014 Notes by redeeming in full the $20.0 million of Class A-2 2014 Notes and issuing new Class A-2-R 2014 Notes in an aggregate principal amount of   $20.0 million that bear interest at a rate of three-month LIBOR plus 0.95%, which is a decrease from the rate of three-month LIBOR plus 1.95% of the previously-outstanding Class A-2 2014 Notes, (c) refinance the Class B 2014 Notes by redeeming in full the $35.0 million of Class B 2014 Notes and issuing new Class B-R 2014 Notes in an aggregate principal amount of   $35.0 million that bear interest at a rate of three-month LIBOR plus 1.40%, which is a decrease from the rate of three-month LIBOR plus 2.50% of the previously-outstanding Class B 2014 Notes, (d) refinance the Class C 2014 Notes by redeeming in full the $37.5 million of Class C 2014 Notes and issuing new Class C-R 2014 Notes in an aggregate principal amount of  $37.5 million that bear interest at a rate of three-month LIBOR plus 1.55%, which is a decrease from the rate of three-month LIBOR plus 3.50% of the previously-outstanding Class C 2014 Notes, (e) provide that the 2014 Notes may be further refinanced only so long as (x) (i) a change of law, rule or regulation or regulatory guidance following the date of execution of the Supplemental Indenture (the “Refinancing Date”) would permit a refinancing without resulting in non-compliance with U.S. risk retention regulations, as amended from time to time, (ii) U.S. risk retention regulations are no longer effective or (iii) the “sponsor” (as defined for purposes of the U.S. risk retention regulations) complies with such U.S. risk retention regulations, in each case as determined by GC Advisors, in its capacity as collateral manager to the 2014 Debt Securitization, and (y) such refinancing constitutes a refinancing of such 2014 Notes in whole but not in part and (f) the refinanced 2014 Notes may not be re-priced after the Refinancing Date. The Class C-R 2014 Notes were retained by GBDC, and GBDC remains the sole owner of the equity of the 2014 Issuer.
The Class A-1-R, Class A-2-R, Class B-R and Class C-R 2014 Notes offered in the refinancing of the 2014 Debt Securitization were issued by and are secured obligations of the 2014 Issuer. The other material terms of the 2014 Debt Securitization were unchanged. The pool of loans in the 2014 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.
On November 16, 2018, GBDC completed the 2018 Debt Securitization. The 2018 Notes were issued by the 2018 Issuer and are backed by a diversified portfolio of senior secured and second lien loans. The transaction was executed through a private placement of approximately $327.0 million of AAA/AAA Class A 2018 Notes, which bear interest at the three-month LIBOR plus 1.48%; $61.2 million of AA Class B 2018 Notes, which bear interest at the three-month LIBOR plus 2.10%; $20.0 million of A Class C-1 2018 Notes, which bear interest at the three-month LIBOR plus 2.80%; $38.8 million of A Class C-2 2018 Notes, which bear interest at the three-month LIBOR plus 2.65%; $42.0 million of BBB- Class D 2018 Notes, which bear interest at the three-month LIBOR plus 2.95%; and $113.4 million of Subordinated 2018 Notes which do not bear interest. GBDC indirectly retained all of the Class C-2, Class D and Subordinated 2018 Notes. The Class A, B, C-1, C-2 and D 2018 Notes are scheduled to mature on January 20, 2031. The Subordinated 2018 Notes are scheduled to mature on December 13, 2118. The pool of loans in the 2018 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Recent Developments” for further discussion of the 2018 Debt Securitization.
In accordance with ASC Topic 860, GBDC is required to consolidate the special purpose vehicle used in an asset-backed securitization and treat the transaction as a secured borrowing. GC Advisors is GBDC’s investment adviser and also the collateral manager for each of the 2014 Issuer and 2018 Issuer (collectively, the “Securitization Issuers”), which results in the “continued involvement” of GBDC in the business of the Securitization Issuers. In addition, the investments of each of the Securitization Issuers constitute a substantial percentage of GBDC’s total assets. As a result of this continued involvement and the fact that the respective investments of the Securitization Issuers constitute a substantial percentage of GBDC’s assets, GBDC consolidates the financial statements of the 2014 Issuer and the 2018 Issuer.

An important aspect of a debt securitization transaction is that the purchaser of the notes must become comfortable through their due diligence investigation that the sale and/or contribution of income producing assets into a special purpose entity would be considered a true sale and/or contribution or, in other words, that as a result of such sale and/or contribution, the originator no longer owns the income producing assets. This structure seeks to reduce risk to noteholders by insulating them from the credit and bankruptcy risks faced by the originator. The structure of any debt securitization is in large part intended to prevent, in the event of a bankruptcy, the consolidation in the originator’s bankruptcy case of the special purpose entity with the operations of the originator, based on equitable principles, and the noteholders must become comfortable with this analysis. As a result of this structure, debt securitization transactions frequently achieve lower overall borrowing costs than would be achieved if the borrowing had been structured as a traditional secured lending transaction.
In a typical sale transaction, the purchaser exchanges an asset for cash or some other asset, whereas in a contribution transaction, the contributor typically exchanges an asset for securities issued by the purchaser. For example, in the 2018 Debt Securitization, GBDC entered in to two loan sale agreements to govern the 2018 Debt Securitization. Under the terms of the loan sale agreement entered into upon closing on November 16, 2018 (the “Closing Date”) of the 2018 Debt Securitization (the “Closing Date Loan Sale Agreement”), which provides for the sale of assets on the Closing Date to satisfy risk retention requirements, (1) GBDC transferred to GC Advisors a portion of its ownership interest in the portfolio company investments securing the 2018 Debt Securitization for the purchase price and other consideration set forth in the Closing Date Loan Sale Agreement and (2) immediately thereafter, GC Advisors sold to the 2018 Issuer all of its ownership interest in such portfolio loans for the purchase price and other consideration set forth in the Closing Date Loan Sale Agreement. Under the terms of the other loan sale agreement governing the 2018 Debt Securitization (the “Depositor Loan Sale Agreement”), which provides for the sale of assets on the Closing Date as well as future sales from GBDC to the 2018 Issuer through Golub Capital BDC CLO III Depositor LLC, a direct, wholly-owned and consolidated subsidiary of GBDC (the “CLO Depositor”), (3) GBDC sold and/or contributed to the CLO Depositor the remainder of its ownership interest in the portfolio company investments securing the 2018 Debt Securitization and participations for the purchase price and other consideration set forth in the Depositor Loan Sale Agreement and (4) CLO Depositor, in turn, sold to the 2018 Issuer all of its ownership interest in such portfolio loans and participations for the purchase price and other consideration set forth in one of the loan sale agreements. Following these transfers, the 2018 Issuer, and not GC Advisors, CLO Depositor or GBDC, held all of the ownership interest in such portfolio company investments and participations. GBDC made customary representations, warranties and covenants in these loan sale agreements.
To the extent that GBDC received cash proceeds from the CLO Depositor in consideration for the portfolio loans transferred to CLO Depositor, such portion of the transfer constituted a sale. To the extent that CLO Depositor received cash proceeds and certain 2010 Notes in consideration for the portfolio loans transferred by it to the 2018 Issuer, such portion of the transfer also constituted a sale. By contrast, to the extent that GBDC received cash proceeds from the CLO Depositor equal to or less than the fair value of the portfolio loans transferred by GBDC to the CLO Depositor, the difference between the fair value of such portfolio loans and the cash GBDC received from the CLO Depositor was deemed to be a contribution to the capital of Holdings pursuant to the terms of the Depositor Loan Sale Agreement. Likewise, to the extent that the cash proceeds and certain 2018 Notes received by the CLO Depositor from the 2018 Issuer was less than the fair value of the portfolio loans initially transferred from the CL8 Depositor to the 2018 Issuer, such portion of the transfer was deemed to be a contribution to the capital of the 2010 Issuer by the CLO Depositor pursuant to the terms of such loan sale agreement. In these transactions, there were no material differences between selling and/or contributing loans or participations, viewed from the perspective of the 2018 Issuer’s ownership interests therein, as all of the ownership interests in such loans and participations were transferred to, and are now owned by, the 2018 Issuer under the terms of the loan sale agreements, irrespective of whether such loans or participations were sold or contributed from GBDC to GC Advisors or the CLO Depositor and from GC Advisors or the CLO Depositor to the 2010 Issuer.
GC Advisors, as collateral manager for the 2014 Issuer and the 2018 Issuer, selected the senior secured and second lien loans (or participations therein) that were transferred to the 2014 Issuer and the 2018 Issuer, respectively. The senior secured and second lien loans (or participations therein) were selected in accordance with the criteria set forth in the documents governing the 2014 Debt Securitization and 2018 Debt Securitization, as applicable, which are primarily objective requirements determined by the constraints of the market for collateralized debt obligations, and are generally designed to comply with regulations governing commercial lending and similar financing activities in the United States.
GBDC believes that the debt securitizations benefit from “internal” credit enhancement, meaning that holders of more senior classes of notes issued by the 2014 Issuer and the 2018 Issuer benefit from the terms of subordination applicable to the more junior classes of notes issued by the 2014 Issuer and the 2018 Issuer, respectively. Thus, in the case of the 2018 Debt Securitization, the Class A 2018 Notes enjoy the benefit of credit enhancement effectively provided by the subordination provisions of the Class B 2018 Notes, the Class C 2018 Notes, the Class D 2018 Notes and the Subordinated 2018 Notes. Likewise, each other class of 2018 Notes enjoy the benefit of credit enhancement effectively provided by the subordination provisions of the 2018 Notes subordinated to such class.
The documents governing the debt securitizations expressly provide that GBDC and its subsidiaries (other than the 2014 Issuer or the 2018 Issuer, as applicable) are not, and cannot be held, liable for any shortfall in payments or any defaults on any of the classes of notes issued by the 2014 Issuer or the 2018 Issuer in connection with the debt securitizations because such obligations are the obligations of the 2014 Issuer or the 2018 Issuer only, and the sole recourse for such obligations is to the collateral owned by the 2014 Issuer or the 2018 Issuer rather than GBDC’s assets or the assets of the CLO Depositor.
Under the terms of the documents related to the Debt Securitizations, recourse to GBDC and to the CLO Depositor (in the case of the 2018 Debt Securitization) is limited and generally consistent with the terms of other similarly structured finance transactions.
A collateral management agreement is an agreement entered into between an adviser and a debt securitization vehicle or similar issuer and sets forth the terms and conditions pursuant to which the adviser will provide advisory and/or management services with respect to the client’s securities portfolio. Under the collateral management agreements between GC Advisors and the 2014 Issuer and the 2018 Issuer, GC Advisors’ duties include (1) selecting portfolio loans to be acquired and selecting the portfolio loans to be sold or otherwise disposed of by the 2014 Issuer and the 2018 Issuer, (2) reinvesting in other portfolio loans, where appropriate, (3) instructing the trustee with respect to any acquisition, disposition or tender of, or offer with respect to, a portfolio loan or other assets received in the open market or otherwise by the 2014 Issuer and the 2018 Issuer and (4) performing all other tasks, and taking all other actions, that are specified in, or not inconsistent with, the duties of the collateral manager. GC Advisors, in its role as collateral manager, is the party responsible for enforcing payment obligations on portfolio loans of the 2014 Issuer and the 2018 Issuer as well as exercising rights to vote on amendments to and waivers of provisions in the credit agreements of portfolio companies.
The Debt Securitizations provide a number of benefits to GBDC, most notably an ability on GBDC’s part to finance new portfolio loans acquired by the 2014 Issuer and the 2018 Issuer at an attractive cost.
GBDC has no direct ability to enforce the payment obligations on portfolio loans held by the 2014 Issuer and the 2018 Issuer as part of the Debt Securitizations. The contribution of loans and participations did not constitute a realization event under the Current GBDC Investment Advisory Agreement, and no incentive fee was earned as a result of the Debt Securitizations.
A portion of the proceeds from the Debt Securitizations were used to originate and acquire additional portfolio loans. Such additional portfolio loans are held by GBDC directly or sold and/or contributed into one of its subsidiaries, which enabled GBDC to borrow additional amounts in securitization or other structures using such portfolio loans as collateral. GBDC believes that the Debt Securitizations enable it to deploy its capital efficiently and to increase its capacity to provide financing for small to medium-sized businesses in its target market.
As of March 31, 2019, September 30, 2018 and September 30, 2017, there were 76, 83 and 85 portfolio companies with a total fair value of  $321.5 million, $346.1 million and $383.0 million, respectively, securing the 2014 Notes. The pool of loans in the 2014 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

SBIC Licenses
SBIC IV, SBIC V and SBIC VI received approval for a license from the SBA to operate as an SBIC on August 24, 2010, December 5, 2012 and January 10, 2017, respectively. As GBDC’s wholly-owned subsidiaries, SBIC IV, SBIC V and SBIC VI may rely on an exclusion from the definition of  “investment company” under the 1940 Act and do not elect to be regulated as business development companies under the 1940 Act. SBIC IV, SBIC V and SBIC VI each have an investment objective substantially similar to GBDC’s and make similar types of investments in accordance with SBIC regulations. As SBICs, SBIC IV, SBIC V and SBIC VI are subject to a variety of regulations and oversight by the SBA concerning the size and nature of the companies in which they may invest as well as the structures of those investments.
Prior to SBIC IV and SBIC V obtaining approval from the SBA, Golub Capital managed two SBICs licensed by the SBA for more than 14 years. The SBIC licenses allow GBDC’s SBICs to incur leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment and certain approvals by the SBA and customary procedures. These debentures are non-recourse to GBDC, have interest payable semi-annually and a ten-year maturity. The interest rate is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with ten-year maturities and is generally lower than rates on comparable bank and other debt. Under the regulations applicable to SBICs, an SBIC may have outstanding debentures guaranteed by the SBA generally in an amount of up to twice its regulatory capital, which generally equates to the amount of its equity capital. SBIC IV and SBIC V are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants.
As of March 31, 2019, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $350.0 million, and the maximum amount that may be issued by a single SBIC licensee is $175.0 million. SBIC IV, SBIC V and SBIC VI may each borrow up to two times the amount of its regulatory capital, subject to customary regulatory requirements. As of each of March 31, 2019, SBIC IV, SBIC V and SBIC VI had $115.0 million, $150.0 million and $22.0 million, respectively, of outstanding SBA-guaranteed debentures that mature between September 2021 and March 2029. As of September 30, 2018, SBIC IV, SBIC V and SBIC VI had $115.0 million, $150.0 million and $12.5 million, respectively, of outstanding SBA-guaranteed debentures that mature between September 2021 and March 2028. As of September 30, 2017, SBIC IV, SBIC V and SBIC VI had $125.0 million, $133.0 million and $9.0 million, respectively, of outstanding SBA-guaranteed debentures that mature between September 2021 and September 2027. The reinvestment period for SBIC IV expired on September 30, 2018. The original amount committed to SBIC IV by the SBA was $150,000. In March 2018 and September 2017, SBIC IV repaid $10,000 and $25,000, respectively, of the aggregate principal amount of the SBA-guaranteed debentures outstanding at the time and $10,000 and $25,000, respectively, of debenture commitments were terminated. As of March 31, 2019, GBDC had invested 9.1%, 11.6% and 2.0% of its assets in SBIC IV, SBIC V, and SBIC VI, respectively.
On September 13, 2011, GBDC received exemptive relief from the SEC allowing it to modify the asset coverage requirement under the 1940 Act to exclude SBA debentures from this calculation. As such, GBDC’s ratio of total consolidated assets to outstanding indebtedness may be less than 200% even if GBDC does not approve the modified asset coverage requirement permitted by Section 61(a)(2) of the 1940 Act. This provides GBDC with increased investment flexibility, but also increases its risks related to leverage. As of March 31, 2019, GBDC’s asset coverage for borrowed amounts was 224.96% (excluding the SBA debentures).
Revolving Credit Facilities
On February 4, 2019, the GBDC Credit Facility was repaid in full and subsequently terminated. Prior to termination, the GBDC Credit Facility allowed GBDC Funding to borrow up to $170.0 million at any one time outstanding.
The period through September 27, 2018 was referred to as the reinvestment period. All amounts outstanding under the GBDC Credit Facility would have been required to be repaid by September 28, 2022. Prior to termination, the GBDC Credit Facility bore interest at one-month LIBOR plus 2.15% per annum. In addition to the stated interest expense on the GBDC Credit Facility, GBDC was required to pay a fee of

0.50% per annum on any unused portion of the GBDC Credit Facility up to $80.0 million and 2.00% on any unused portion in excess of  $80.0 million. The GBDC Credit Facility was secured by all of the assets held by GBDC Funding. Both GBDC and GBDC Funding made customary representations and warranties and were required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the GBDC Credit Facility is subject to the leverage restrictions contained in the 1940 Act.
As of March 31, 2019, September 30, 2018 and 2017, GBDC had outstanding debt under the GBDC Credit Facility of  $0, $136.0 million and $63.1 million, respectively. As of March 31, 2019, September 30, 2018 and 2017, subject to leverage and borrowing base restrictions, GBDC had approximately $0, $34.0 million and $161.9 million, respectively, of remaining commitments and $0, $34.0 million and $95.0 million, respectively, of availability on the GBDC Credit Facility.
GBDC transferred certain loans and debt securities it has originated or acquired from time to time to GBDC Funding through a purchase and sale agreement and may cause GBDC Funding to originate or acquire loans in the future, consistent with GBDC’s investment objectives.
On July 20, 2018, the 2010 Issuer entered into the MS Credit Facility. Prior to its termination, the MS Credit Facility allowed the 2010 Issuer to borrow up to $300.0 million at any one time outstanding. The period from the closing date until January 18, 2019 was referred to as the revolving period and during such revolving period, the 2010 Issuer may request drawdowns under the MS Credit Facility. During the period prior to the last day of the revolving period, borrowings under the MS Credit Facility bore interest at a rate equal to the one-month LIBOR plus 1.90%. The scheduled maturity date of the MS Credit Facility was March 20, 2019.
The MS Credit Facility was secured by all of the assets held by the 2010 Issuer. Pursuant to a collateral management agreement, GC Advisors agreed to perform certain duties with respect to the purchase and management of the assets securing the MS Credit Facility. The GC Advisors was not paid a fee for such services under the collateral management agreement, but was reimbursed for expenses incurred in the performance of such obligations other than any ordinary overhead expenses, which was not reimbursed. The 2010 Issuer made customary representations and warranties and was required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the MS Credit Facility was subject to the leverage restrictions contained in 1940 Act.
On November 1, 2018, the 2010 Issuer amended the MS Credit Facility to, among other things, increase the size of the MS Credit Facility from $300.0 million to $450.0 million. The other material terms of the MS Credit Facility were unchanged. On November 16, 2018, a portion of the proceeds from the private placement of the 2018 Notes, net of expenses, was used to repay all amounts outstanding under the MS Credit Facility, following which the agreements governing the MS Credit Facility were terminated.
As of March 31, 2019 and September 30, 2018, GBDC had outstanding debt under the MS Credit Facility of  $0 and $234.7 million, respectively. For the three and six months ended March 31, 2019, GBDC had borrowings on the MS Credit Facility of  $0 and $147.1 million, respectively, and repayments on the MS Credit Facility of  $0 and $381.8 million, respectively.
On February 1, 2019, GBDC Funding II entered into MS Credit Facility II. As of March 31, 2019, the MS Credit Facility II allows GBDC Funding II to borrow up to $200.0 million at any one time outstanding, subject to leverage and borrowing base restrictions.
The period from February 1, 2019 until February 1, 2021 is referred to as the revolving period and during such revolving period, Funding II may request drawdowns under the MS Credit Facility II. During the revolving period, borrowings under the MS Credit Facility II bear interest at the applicable base rate plus 2.05%. Following expiration of the revolving period, the interest rate on borrowings under the MS Credit Facility II will reset to the applicable base rate plus 2.55% for the remaining term of the MS Credit Facility II. The scheduled maturity date of the MS Credit Facility II is February 1, 2024.

The MS Credit Facility II is secured by all of the assets held by Funding II. Both the Company and Funding II have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. The borrowings under the MS Credit Facility II will be subject to the leverage restrictions contained in the 1940 Act.
As of March 31, 2019 and September 30, 2018, GBDC had outstanding debt under the MS Credit Facility II of  $176.5 million and $0, respectively. For each of the three and six months ended March 31, 2019, GBDC had borrowings on the MS Credit Facility II of  $231.2 million, and repayments on the MS Credit Facility II of  $54.7 million, respectively.
Portfolio Composition, Investment Activity and Yield
As of March 31, 2019 and September 30, 2018 and 2017, GBDC had investments in 211, 199 and 185 portfolio companies, respectively, with a total fair value of  $1,883.3 million, $1,711.8 million and $1,590.0 million, respectively, and had investments in GBDC SLF with a total fair value of  $71.7 million, $71.1 million and $95.0 million, respectively.
The following table shows the asset mix of GBDC’s new investment commitments for the three and six months ended March 31, 2019 and 2018:
	For the three months ended March 31,				For the six months ended March 31,
	2019		2018		2019		2018
	(In thousands)	Percentage of Commitments	(In thousands)	Percentage of Commitments	(In thousands)	Percentage of Commitments	(In thousands)	Percentage of Commitments
Senior secured	$9,962	8.6%	$27,383	19.8%	$50,918	16.0%	$65,881	23.5%
One stop	104,169	89.7	106,456	76.9	261,186	81.8	209,090	74.5
Subordinated debt	23	0.0*	—	—	23	0.0*	—	—
LLC equity interests in SLF(1)	1,750	1.5	3,062	2.2	1,750	0.5	3,062	1.1
Equity	207	0.2	1,519	1.1	5,305	1.7	2,633	0.9
Total new investment commitments	$116,111	100.0%	$138,420	100.0%	$319,182	100.0%	$280,666	100.0%

*
Represents an amount less than 0.1%.

(1)
GBDC SLF’s proceeds from LLC equity interests were utilized by GBDC SLF to invest in senior secured loans. As of March 31, 2019, GBDC SLF had investments in senior secured loans to 30 different borrowers.

For the three and six months ended March 31, 2019, GBDC had approximately $78.2 million and $138.3 million, respectively, in proceeds from principal payments and return of capital distributions of portfolio companies. For the three and six months ended March 31, 2019 and 2018, GBDC had sales of investments in two and six portfolio companies, respectively, aggregating approximately $2.1 million and $5.6 million, respectively, in net proceeds.
For the three and six months ended March 31, 2018, GBDC had approximately $99.2 million and $195.5 million, respectively, in proceeds from principal payments and return of capital distributions of portfolio companies. For the three and six months ended March 31, 2018, GBDC had sales of investments in four and ten portfolio companies, respectively, aggregating approximately $6.7 million and $12.3 million, respectively, in net proceeds.

The following table shows the asset mix of GBDC’s new investment commitments for the years ended September 30, 2018, 2017 and 2016:
	Years ended September 30,
	2018		2017		2016
	(In thousands)	Percentage of Commitments	(In thousands)	Percentage of Commitments	(In thousands)	Percentage of Commitments
Senior secured	$114,840	17.2%	$129,134	21.5%	$124,392	19.0%
One stop	534,906	80.1	447,691	74.7	505,058	76.9
Subordinated debt	184	0.0*	12	0.0*	42	0.0*
Subordinated notes in GBDC SLF(1)	—	—	5,457	0.9	9,620	1.5
LLC equity interests in GBDC SLF(1)	12,162	1.8	12,542	2.1	10,820	1.6
Equity	5,824	0.9	4,677	0.8	6,528	1.0
Total new investment commitments	$667,916	100.0%	$599,513	100.0%	$656,460	100.0%

*
Represents an amount less than 0.1%.

(1)
GBDC SLF’s proceeds from the subordinated notes and LLC equity interests were utilized by GBDC SLF to invest in senior secured loans. As of September 30, 2018, GBDC SLF had investments in senior secured loans to 32 different borrowers.

For the years ended September 30, 2018, 2017 and 2016, GBDC had approximately $495.5 million, $449.8 million and $366.2 million, excluding $78.7 million of proceeds from the repayment in full and termination of GBDC’s investment in subordinated notes of GBDC SLF during the year ended 2017, respectively, in proceeds from principal payments and return of capital distributions of portfolio companies. For the years ended September 30, 2018, 2017 and 2016, GBDC had sales of investments in 21, 72 and 44 portfolio companies, respectively, aggregating approximately $37.6 million, $138.4 million and $172.2 million, respectively, in net proceeds.
The following table summarizes portfolio composition and investment activity as of and for the six months ended March 31, 2019 and 2018 and the years ended September 30, 2018, 2017 and 2016:
	As of and for the six months ended March 31,		As of and for the years ended September 30,
	2019	2018	2018	2017	2016
	(Dollars in thousands)
Investments, at fair value	$1,883,271	$1,611,030	$1,711,757	$1,590,000	$1,556,384
Number of portfolio companies (at period end)(1)	211	189	199	185	183
Investment in GBDC SLF, at fair value(2)	71,742	95,015	$71,084	$95,015	$104,228
New investment fundings	303,880	264,857	$646,595	$588,169	$654,763
Principal payments and sales of portfolio investments	138,501	196,841	$558,664	$588,173	$538,609

(1)
Excludes GBDC’s investments in GBDC SLF.

(2)
As of September 30, 2016, the investment in GBDC SLF includes GBDC’s investments in both subordinated notes and LLC equity interests in GBDC SLF.

The following table shows the principal, amortized cost and fair value of GBDC’s portfolio of investments by asset class:
	As of March 31, 2019(1)			As of September 30, 2018(1)			As of September 30, 2017(1)
	Principal	Amortized Cost	Fair Value	Principal	Amortized Cost	Fair Value	Principal	Amortized Cost	Fair Value
	(In thousands)
Senior secured:
Performing	$249,110	$246,759	$247,688	$230,230	$228,028	$229,886	$196,296	$194,357	$195,089
Non-accrual(2)(3)	3,074	3,059	780	2,834	2,818	1,283	1,438	1,433	(60)
One stop:
Performing	1,591,204	1,573,522	1,577,090	1,435,004	1,417,730	1,425,854	1,339,755	1,322,220	1,331,069
Non-accrual(2)	5,483	5,425	2,630	8,976	8,910	4,342	8,870	8,788	3,015
Second lien:
Performing	9,434	9,354	9,434	9,435	9,338	9,435	9,434	9,306	9,434
Non-accrual(2)	—	—	—	—	—	—	—	—	—
Subordinated debt:
Performing	524	520	609	251	251	251	59	59	59
Non-accrual(2)	—	—	—	—	—	—	—	—	—
LLC equity interests in GBDC SLF(4)	N/A	74,882	71,742	N/A	75,407	71,084	N/A	97,457	95,015
Equity	N/A	39,198	45,040	N/A	38,170	40,706	N/A	37,619	51,394
Total	$1,858,829	$1,952,719	$1,955,013	$1,686,730	$1,780,652	$1,782,841	$1,555,852	$1,671,239	$1,685,015

(1)
22, 27 and 19 of GBDC’s loans included a feature permitting a portion of the interest due on such loan to be PIK interest as of March 31, 2019, September 30, 2018 and 2017, respectively.

(2)
GBDC refers to a loan as non-accrual when GBDC ceases recognizing interest income on the loan because GBDC has stopped pursuing repayment of the loan or, in certain circumstances, it is past due 90 days or more on principal and interest or GBDC’s management has reasonable doubt that principal or interest will be collected. See “— Critical Accounting Policies — Revenue Recognition.”

(3)
The negative fair value is the result of the unfunded commitment being valued below par.

(4)
Proceeds from the LLC equity interests invested in GBDC SLF were utilized by GBDC SLF to invest in senior secured loans.

As of March 31, 2019, GBDC had three debt investments on non-accrual status and non-accrual investments as a percentage of total debt investments at cost and fair value were 0.5% and 0.2%, respectively. As of September 30, 2018, GBDC had three debt investments on non-accrual status and non-accrual investments as a percentage of total investments at cost and fair value were 0.7% and 0.3%, respectively. As of September 30, 2017, GBDC had three debt investments on non-accrual status and non-accrual investments as a percentage of total investments at cost and fair value were 0.6% and 0.2%, respectively. As of March 31, 2019, September 30, 2018 and September 30, 2017, the fair value of GBDC’s debt investments as a percentage of the outstanding principal value was 98.9%, 99.1% and 98.9%, respectively.

The following table shows the weighted average rate, spread over LIBOR of floating rate and fees of investments originated and the weighted average rate of sales and payoffs of portfolio companies during the three and six months ended March 31, 2019 and 2018 and the years ended September 30, 2018, 2017 and 2016:
	For the three months ended March 31,		For the six months ended March 31,		For the years ended September 30,
	2019	2018	2019	2018	2018	2017	2016
Weighted average rate of new investment fundings(1)	8.7%	8.4%	8.0%	7.9%	8.0%	7.1%	7.2%
Weighted average spread over LIBOR of new floating rate investment fundings(1)	6.0%	6.4%	5.6%	6.2%	6.0%	5.9%	6.2%
Weighted average rate of new fixed rate investment fundings	8.0%	9.9%	8.0%	9.9.%	9.6%	8.0%	10.7%
Weighted average fees of new investment fundings	1.2%	1.5%	1.3%	1.5%	1.3%	1.5%	1.9%
Weighted average rate of sales and payoffs of portfolio investments(1)(2)	8.7%	7.9%	8.6%	7.4%	8.3%	7.3%	7.0%
Weighted average income yield(3)(4)	8.8%	8.2%	8.7%	8.0%	8.3%	7.8%	7.6%

(1)
Excludes GBDC’s subordinated note investments in GBDC SLF, which were redeemed on December 30, 2016.

(2)
Excludes exits on investments on non-accrual status.

(3)
Represents income from interest, including subordinated notes in GBDC SLF, and fees, excluding amortization of capitalized fees and discounts, divided by the average fair value of earning debt investments, and does not represent a return to any investor in GBDC.

(4)
For the three and six months ended March 31, 2019 and 2018 and the years ended September 30, 2018 and 2017, weighted average income yield does not reflect interest income from subordinated notes in GBDC SLF, which were redeemed on December 30, 2016.

As of March 31, 2019, 96.4% and 96.4% of GBDC’s debt portfolio at fair value and at amortized cost, respectively, had interest rate floors that limit the minimum applicable interest rates on such loans. As of September 30, 2018, 98.6% and 98.6% of GBDC’s debt portfolio at fair value and at amortized cost, respectively, had interest rate floors that limit the minimum applicable interest rates on such loans. As of September 30, 2017, 99.6% and 99.6% of GBDC’s debt portfolio at fair value and at amortized cost, respectively, had interest rate floors that limit the minimum applicable interest rates on such loans.
As of March 31, 2019 and September 30, 2018 and 2017, the portfolio median EBITDA for GBDC’s portfolio companies (excluding GBDC SLF) was $27.4 million, $26.2 million and $25.2 million, respectively. The portfolio median EBITDA is based on the most recently reported trailing twelve-month EBITDA received from the portfolio company.

As part of the monitoring process, GC Advisors regularly assesses the risk profile of each of GBDC’s investments and rates each of them based on an internal system developed by Golub Capital and its affiliates. This system is not generally accepted in GBDC’s industry or used by its competitors. It is based on the following categories, which GBDC refer to as GC Advisors’ internal performance ratings:
Internal Performance Ratings
Rating	Definition
5	Involves the least amount of risk in GBDC’s portfolio. The borrower is performing above expectations, and the trends and risk factors are generally favorable.
4	Involves an acceptable level of risk that is similar to the risk at the time of origination. The borrower is generally performing as expected, and the risk factors are neutral to favorable.
3	Involves a borrower performing below expectations and indicates that the loan’s risk has increased somewhat since origination. The borrower may be out of compliance with debt covenants; however, loan payments are generally not past due.
2	Involves a borrower performing materially below expectations and indicates that the loan’s risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).
1	Involves a borrower performing substantially below expectations and indicates that the loan’s risk has substantially increased since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 1 are not anticipated to be repaid in full and GBDC will reduce the fair market value of the loan to the amount GBDC anticipates will be recovered.
GBDC’s internal performance ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of GBDC’s investments.
For any investment rated 1, 2 or 3, GC Advisors will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions.
GC Advisors monitors and, when appropriate, changes the internal performance ratings assigned to each investment in GBDC’s portfolio. In connection with GBDC’s valuation process, GC Advisors and the GBDC Board review these internal performance ratings on a quarterly basis.
The following table shows the distribution of GBDC’s investments on the 1 to 5 internal performance rating scale at fair value as of March 31, 2019, September 30, 2018 and 2017:
	March 31, 2019		As of September 30, 2018		As of September 30, 2017
Internal Performance Rating	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments
5	$116,854	6.0%	$113,873	6.4%	$91,525	5.5%
4	1,644,156	84.1	1,455,754	81.6	1,378,316	81.8
3	176,088	9.0	195,414	11.0	212,629	12.6
2	17,899	0.9	17,250	1.0	249	0.0*
1	16	0.0*	550	0.0*	2,296	0.1
Total	$1,955,013	100.0%	$1,782,841	100.0%	$1,685,015	100.0%

*
Represents an amount less than 0.1%.

GBDC Senior Loan Fund LLC
GBDC co-invests with RGA Reinsurance Company (“RGA”) in senior secured loans through GBDC SLF, an unconsolidated Delaware LLC. GBDC SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect to GBDC SLF must be approved by the GBDC SLF investment committee consisting of two representatives of each of GBDC and RGA (with unanimous approval required from (i) one representative of each of GBDC and RGA or (ii) both representatives of each of GBDC and RGA). GBDC SLF may cease making new investments upon notification of either member but operations will continue until all investments have been sold or paid-off in the normal course of business.
As of March 31, 2019, GBDC SLF is capitalized by LLC equity interest subscriptions from its members. On December 14, 2016, the SLF investment committee approved the recapitalization of the commitments of GBDC SLF’s members. On December 30, 2016, GBDC SLF’s members entered into additional LLC equity interest subscriptions totaling $160.0 million, GBDC SLF issued capital calls totaling $89.9 million to GBDC and RGA and the subordinated notes previously issued by GBDC SLF were redeemed and terminated. As of March 31, 2019 and September 30, 2018 and 2017, GBDC and RGA owned 87.5%, 12.5% and 12.5%, respectively, of the LLC equity interests. GBDC SLF’s profits and losses are allocated to GBDC and RGA in accordance with GBDC’s respective ownership interests.
As of March 31, 2019 and September 30, 2018 and 2017, GBDC SLF had the following commitments from its members (in the aggregate):
	As of March 31, 2019		As of September 30, 2018		As of September 30, 2017
	Committed	Funded(1)	Committed	Funded(1)	Committed	Funded(1)
	(In thousands)
LLC equity commitments	$200,000	$83,580	$200,000	$86,180	$200,000	$111,380
Total	$200,000	$83,580	$200,000	$86,180	$200,000	$111,380

(1)
Funded LLC equity commitments are presented net of return of capital distributions subject to recall.

As of March 31, 2019, the senior secured revolving credit facility (as amended, the “SLF Credit Facility”) that Senior Loan Fund II LLC, a wholly-owned subsidiary of SLF (“SLF II”) entered into with Wells Fargo Securities, LLC, as administrative agent, and Wells Fargo Bank, N.A., as lender, allows SLF II to borrow up to $90.6 million subject to leverage and borrowing base restrictions. The reinvestment period of the SLF Credit Facility ended August 29, 2018 and as of March 31, 2019, the maximum commitment is equal to advances outstanding. The stated maturity date is August 30, 2020. As of March 31, 2019, September 30, 2018 and September 30, 2017, SLF II had outstanding debt under the SLF Credit Facility of $90.6 million, $104.6 million and $197.7 million, respectively. As of March 31, 2019, the SLF Credit Facility bears interest at one-month LIBOR plus 2.05% per annum.
As of March 31, 2019 and September 30, 2018 and 2017, GBDC SLF had total assets at fair value of $173.2 million, $186.3 million and $306.2 million, respectively. As of March 31, 2019, SLF had two portfolio companies on non-accrual status with a fair value of  $4.3 million. As of September 30, 2018, GBDC SLF had one portfolio company investment on non-accrual status with a fair value of  $3.9 million. As of September 30, 2017, GBDC SLF had one portfolio company investment on non-accrual status with a fair value of  $0.3 million. The portfolio companies in GBDC SLF are in industries and geographies similar to those in which GBDC may invest directly. Additionally, as of March 31, 2019 and September 30, 2018 and 2017, GBDC SLF had commitments to fund various undrawn revolving credit and delayed draw loans to its portfolio companies totaling $5.6 million, $5.9 million and $13.3 million, respectively.

Below is a summary of GBDC SLF’s portfolio, followed by a listing of the individual investments in GBDC SLF’s portfolio as of March 31, 2019, September 30, 2018 and 2017:
	As of March 31, 2019	As of September 30, 2018	As of September 30, 2017
	(Dollars in thousands)
Senior secured loans(1)	$176,676	$183,668	$301,583
Weighted average current interest rate on senior secured loans(2)	7.7%	7.5%	6.4%
Number of borrowers in GBDC SLF	30	32	50
Largest portfolio company investment(1)	$12,720	$13,716	$13,820
Total of five largest portfolio company investments(1)	$55,395	$57,330	$61,187

(1)
At principal amount.

(2)
Computed as the (a) annual stated interest rate on accruing senior secured loans divided by (b) total senior secured loans at principal amount.

GBDC SLF Investment Portfolio as of March 31, 2019
Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)/ Shares(2)	Fair Value(3)
1A Smart Start LLC(4)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	7.0%	$2,977	$2,969
Advanced Pain Management Holdings, Inc.(5)	Healthcare, Education and Childcare	Senior loan	06/2019	7.5	6,172	3,086
Advanced Pain Management Holdings, Inc.(5)	Healthcare, Education and Childcare	Senior loan	06/2019	7.5	422	211
Advanced Pain Management Holdings, Inc.(5)	Healthcare, Education and Childcare	Senior loan	06/2019	N/A(6)	—	—
Boot Barn, Inc.(4)	Retail Stores	Senior loan	06/2021	7.1	9,533	9,533
Brandmuscle, Inc.	Printing and Publishing	Senior loan	12/2021	7.4	4,418	4,415
Brandmuscle, Inc.	Printing and Publishing	Senior loan	12/2021	N/A(6)	—	—
Captain D’s, LLC(4)	Personal, Food and Miscellaneous Services	Senior loan	12/2023	7.0	2,446	2,446
Captain D’s, LLC(4)	Personal, Food and Miscellaneous Services	Senior loan	12/2023	8.2	13	13
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	7.8	8,458	8,458
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	7.8	4,262	4,262
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	8.1	2,404	2,404
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	8.1	1,209	1,209
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	8.1	58	58
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	8.1	40	40
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	N/A(6)	—	—
DISA Holdings Acquisition Subsidiary Corp.(4)	Diversified/Conglomerate Service	Senior loan	06/2022	6.7	4,797	4,797
DISA Holdings Acquisition Subsidiary Corp.(4)	Diversified/Conglomerate Service	Senior loan	06/2022	6.7	53	53
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	Senior loan	01/2020	7.5	4,462	4,462
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	Senior loan	01/2020	N/A(6)	—	—
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	8.4	5,936	5,936
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	8.4	1,648	1,648
Flexan, LLC(4)	Chemicals, Plastics and Rubber	Senior loan	02/2020	10.0	492	492
Gamma Technologies, LLC(4)	Electronics	Senior loan	06/2024	8.0	10,135	10,135
III US Holdings, LLC	Diversified/Conglomerate Service	Senior loan	09/2022	8.6	4,488	4,488
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	03/2024	6.9	2,288	2,288
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	03/2024	6.9	119	119
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	03/2024	6.9	64	64
Joerns Healthcare, LLC(4)	Healthcare, Education and Childcare	Senior loan	05/2020	8.6	8,745	7,346
Mediaocean LLC(7)	Diversified/Conglomerate Service	Senior loan	08/2020	N/A(6)	—	(1)
Paradigm DKD Group, LLC(5)	Buildings and Real Estate	Senior loan	05/2020	8.8	1,951	781
Paradigm DKD Group, LLC(5)	Buildings and Real Estate	Senior loan	05/2020	8.8	596	238
Pasternack Enterprises, Inc. and Fairview Microwave, Inc(4)	Diversified/Conglomerate Manufacturing	Senior loan	07/2025	6.5	5,291	5,291

GBDC SLF Investment Portfolio as of March 31, 2019 – (continued)
Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)/ Shares(2)	Fair Value(3)
Polk Acquisition Corp.(4)	Automobile	Senior loan	06/2022	7.9%	$4,489	$4,400
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	8.3	96	93
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	7.9	53	52
Pyramid Healthcare, Inc.(4)	Healthcare, Education and Childcare	Senior loan	08/2020	9.1	10,099	10,099
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2020	9.1	147	147
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2020	9.0	99	99
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2020	10.8	51	51
RSC Acquisition, Inc.(4)	Insurance	Senior loan	11/2022	6.9	3,805	3,805
RSC Acquisition, Inc.(4)	Insurance	Senior loan	11/2021	N/A(6)	—	—
Rubio’s Restaurants, Inc(4)	Beverage, Food and Tobacco	Senior loan	10/2019	7.9	4,915	4,670
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior loan	04/2019	7.8	4,793	4,793
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior loan	04/2019	8.0	1,586	1,586
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior loan	12/2020	7.74% cash/ 1.00% PIK	4,341	3,777
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior loan	12/2020	8.7	70	60
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior loan	12/2020	8.7	64	55
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior loan	12/2020	8.7	45	39
SEI, Inc.(4)	Electronics	Senior loan	07/2023	7.5	12,611	12,611
SEI, Inc.	Electronics	Senior loan	07/2023	N/A(6)	—	—
Self Esteem Brands, LLC(4)	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	02/2022	6.8	9,634	9,537
Self Esteem Brands, LLC(4)(7)	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	02/2022	N/A(6)	—	(7)
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	8.6	4,225	3,803
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	8.6	3,312	2,980
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	8.6	595	536
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	8.6	445	400
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	8.6	220	198
Upstream Intermediate, LLC	Healthcare, Education and Childcare	Senior loan	01/2024	6.5	2,816	2,816
W3 Co.	Oil and Gas	Senior loan	03/2022	8.6	1,247	1,246
WHCG Management, LLC(4)	Healthcare, Education and Childcare	Senior loan	03/2023	7.6	7,860	7,388
WIRB-Copernicus Group, Inc.(4)	Healthcare, Education and Childcare	Senior loan	08/2022	6.8	5,581	5,581
Total senior loan investments					$176,676	$168,056
W3 Co.(8)(9)	Oil and Gas	LLC units	N/A	N/A	3	$1,235
W3 Co.(8)(9)	Oil and Gas	Preferred stock	N/A	N/A	—	201
Total equity investments						$1,436
Total investments					$176,676	$169,492

(1)
Represents the weighted average annual current interest rate as of March 31, 2019. All interest rates are payable in cash.

GBDC SLF Investment Portfolio as of March 31, 2019 – (continued)

(2)
The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.

(3)
Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in GBDC’s board of directors’ valuation process described elsewhere herein.

(4)
GBDC also hold a portion of the first lien senior secured loan in this portfolio company.

(5)
Loan was on non-accrual status as of March 31, 2019. As such, no interest is being earned on this investment.

(6)
The entire commitment was unfunded as of March 31, 2019. As such, no interest is being earned on this investment. The investment may be subject to an unused facility fee.

(7)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(8)
Equity investment received as a result of the portfolio company’s debt restructuring.

(9)
Non-income producing.

GBDC SLF Investment Portfolio as of September 30, 2018
Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)	Principal ($)/ Shares(2)	Fair Value(3)
					(In thousands)
1A Smart Start LLC	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	02/2022	7.0%	$2,073	$2,084
1A Smart Start LLC(4)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	02/2022	6.7	922	924
Advanced Pain Management Holdings, Inc.(5)	Healthcare, Education and Childcare	Senior Loan	11/2018	7.2	6,561	3,609
Advanced Pain Management Holdings, Inc.(5)	Healthcare, Education and Childcare	Senior Loan	11/2018	7.2	449	247
Boot Barn, Inc.	Retail Stores	Senior Loan	06/2021	6.9	9,533	9,533
Brandmuscle, Inc.	Printing and Publishing	Senior Loan	12/2021	7.1	4,678	4,674
Captain D’s, LLC(4)	Personal, Food and Miscellaneous Services	Senior Loan	12/2023	7.9	13	13
Captain D’s, LLC(4)	Personal, Food and Miscellaneous Services	Senior Loan	12/2023	6.7	2,499	2,499
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior Loan	12/2020	7.9	8,502	8,332
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior Loan	12/2020	7.9	4,284	4,198
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior Loan	10/2021	7.9	2,417	2,417
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior Loan	10/2021	7.9	1,215	1,215
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior Loan	10/2021	7.9	40	40
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior Loan	10/2021	7.9	58	58
DISA Holdings Acquisition Subsidiary Corp.(4)	Diversified/Conglomerate Service	Senior Loan	06/2022	6.1	71	71
DISA Holdings Acquisition Subsidiary Corp.(4)	Diversified/Conglomerate Service	Senior Loan	06/2022	6.1	4,821	4,821
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	Senior Loan	01/2020	7.5	4,540	4,540
Flexan, LLC(4)	Chemicals, Plastics and Rubber	Senior Loan	02/2020	9.8	304	304
Flexan, LLC	Chemicals, Plastics and Rubber	Senior Loan	02/2020	8.1	5,967	5,967
Flexan, LLC	Chemicals, Plastics and Rubber	Senior Loan	02/2020	8.1	1,657	1,657
Gamma Technologies, LLC(4)	Electronics	Senior Loan	06/2024	7.7	10,186	10,186
III US Holdings, LLC	Diversified/Conglomerate Service	Senior Loan	09/2022	9.0	4,927	4,927
Mediaocean LLC	Senior loan	Senior Loan	08/2020	N/A(8)	—	—
Jensen Hughes, Inc.	Buildings and Real Estate	Senior Loan	03/2024	6.7	2,293	2,293
Jensen Hughes, Inc.	Buildings and Real Estate	Senior Loan	03/2024	6.7	119	119
Jensen Hughes, Inc.	Buildings and Real Estate	Senior Loan	03/2024	6.7	64	64
Joerns Healthcare, LLC(4)	Healthcare, Education and Childcare	Senior Loan	05/2020	8.3	8,745	8,133
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior Loan	05/2020	8.5	702	524
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior Loan	05/2020	8.5	1,957	1,369
Pasternack Enterprises, Inc. and Fairview Microwave, Inc.(4)	Diversified/Conglomerate Manufacturing	Senior Loan	07/2025	6.2	5,318	5,291
Payless ShoeSource, Inc.	Retail Stores	Senior Loan	08/2022	11.3	762	528

GBDC SLF Investment Portfolio as of September 30, 2018 – (continued)
Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)	Principal ($)/ Shares(2)	Fair Value(3)
					(In thousands)
Polk Acquisition Corp.	Automobile	Senior Loan	06/2022	7.5%	$93	$93
Polk Acquisition Corp.	Automobile	Senior Loan	06/2022	7.2	4,513	4,513
Polk Acquisition Corp.	Automobile	Senior Loan	06/2022	7.2	53	53
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior Loan	08/2019	8.8	411	411
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior Loan	08/2019	8.8	10,152	10,152
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior Loan	08/2019	8.8	45	45
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior Loan	08/2019	8.8	148	148
RSC Acquisition, Inc.(4)	Insurance	Senior Loan	11/2021	6.8	17	17
RSC Acquisition, Inc.(4)	Insurance	Senior Loan	11/2022	6.7	3,824	3,815
Rubio’s Restaurants, Inc.(4)	Beverage, Food and Tobacco	Senior Loan	10/2019	7.6	4,941	4,941
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior Loan	04/2019	7.6	991	991
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior Loan	04/2019	7.6	5,061	5,061
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior Loan	12/2020	8.4	70	64
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior Loan	12/2020	8.4	4,345	3,997
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior Loan	12/2020	8.4	45	42
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior Loan	12/2020	8.4	64	59
Saldon Holdings, Inc.(4)	Diversified/Conglomerate Service	Senior Loan	09/2022	6.4	2,354	2,342
SEI, Inc.(4)	Electronics	Senior Loan	07/2023	7.5	13,716	13,716
Self Esteem Brands, LLC(4)	Leisure, Amusement, Motion Pictures, Entertainment	Senior Loan	02/2020	7.0	10,142	10,142
Teasdale Quality Foods, Inc.	Grocery	Senior Loan	10/2020	6.9	4,507	4,416
Teasdale Quality Foods, Inc.	Grocery	Senior Loan	10/2020	6.9	486	476
Teasdale Quality Foods, Inc.	Grocery	Senior Loan	10/2020	7.1	650	637
Teasdale Quality Foods, Inc.	Grocery	Senior Loan	10/2020	7.1	239	235
Teasdale Quality Foods, Inc.	Grocery	Senior Loan	10/2020	6.9	3,532	3,460
Upstream Intermediate, LLC	Healthcare, Education and Childcare	Senior Loan	01/2024	6.6	2,830	2,830
W3 Co.	Oil and Gas	Senior Loan	03/2022	8.2	1,253	1,251
WHCG Management, LLC(4)	Healthcare, Education and Childcare	Senior Loan	03/2023	7.4	7,900	7,900
WIRB-Copernicus Group, Inc.(4)	Healthcare, Education and Childcare	Senior Loan	08/2022	6.5	5,609	5,609
Total senior loan investments					$183,668	$178,053
Payless ShoeSource, Inc.(6)(7)	Retail Stores	LLC interest	N/A	N/A	35	$54
W3 Co.(6)(7)	Oil and Gas	LLC units	N/A	N/A	3	1,073
Total equity investments						$1,127
Total investments					$183,668	$179,180

(1)
Represents the weighted average annual current interest rate as of September 30, 2018.

(2)
The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.

GBDC SLF Investment Portfolio as of September 30, 2018 – (continued)

(3)
Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the GBDC Board’s valuation process described elsewhere herein.

(4)
GBDC also holds a portion of the senior secured loan in this portfolio company.

(5)
Loan was on non-accrual status as of September 30, 2018, meaning that GBDC SLF has ceased recognizing interest income on the loan.

(6)
Equity investment received as a result of the portfolio company’s debt restructuring.

(7)
Non-income producing securities.

(8)
The entire commitment was unfunded as of September 30, 2018. As such, no interest is being earned on this investment.

GBDC SLF Investment Portfolio as of September 30, 2017
Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)	Principal ($)/ Shares(2)	Fair Value(3)
					(In thousands)
1A Smart Start LLC	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	6.1%	$2,094	$2,105
1A Smart Start LLC	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	5.8	928	928
Advanced Pain Management Holdings, Inc.	Healthcare, Education and Childcare	Senior loan	02/2018	6.3	6,805	5,784
Advanced Pain Management Holdings, Inc.	Healthcare, Education and Childcare	Senior loan	02/2018	6.3	466	396
Argon Medical Devices, Inc.	Healthcare, Education and Childcare	Senior loan	12/2021	6.0	3,184	3,184
Arise Virtual Solutions, Inc.(4)	Telecommunications	Senior loan	12/2018	7.3	9,856	9,856
Boot Barn, Inc.	Retail Stores	Senior loan	06/2021	5.8	10,073	10,073
Brandmuscle, Inc.	Printing and Publishing	Senior loan	12/2021	6.1	4,851	4,845
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	6.6	8,590	8,418
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	6.6	4,328	4,242
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.8	2,442	2,442
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.8	1,227	1,227
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.8	59	59
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.8	41	41
Curo Health Services LLC(4)	Healthcare, Education and Childcare	Senior loan	02/2022	5.3	5,850	5,867
DISA Holdings Acquisition Subsidiary Corp.	Diversified/Conglomerate Service	Senior loan	12/2020	5.5	4,401	4,401
DISA Holdings Acquisition Subsidiary Corp.	Diversified/Conglomerate Service	Senior loan	12/2020	5.6	428	428
EAG, INC.	Diversified/Conglomerate Service	Senior loan	07/2018	5.5	1,964	1,964
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	Senior loan	01/2020	6.8	4,725	4,725
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	7.1	6,029	6,029
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	7.1	1,686	1,686
Flexan, LLC(4)	Chemicals, Plastics and Rubber	Senior loan	02/2020	8.8	47	47
Gamma Technologies, LLC(4)	Electronics	Senior loan	06/2021	6.0	10,264	10,264
Harvey Tool Company, LLC	Diversified/Conglomerate Manufacturing	Senior loan	03/2020	6.1	3,064	3,064
III US Holdings, LLC	Diversified/Conglomerate Service	Senior loan	09/2022	7.9	5,044	5,044
Mediaocean LLC	Senior loan	Senior Loan	08/2020	N/A(10)	—	—
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	12/2021	6.3	2,293	2,293
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	12/2021	6.4	102	102

GBDC SLF Investment Portfolio as of September 30, 2017 – (continued)
Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)	Principal ($)/ Shares(2)	Fair Value(3)
					(In thousands)
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	12/2021	6.4%	$64	$64
Joerns Healthcare, LLC(4)	Healthcare, Education and Childcare	Senior loan	05/2020	7.8	8,745	8,202
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.7	6,762	6,762
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.7	2,226	2,226
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.7	822	822
Loar Group Inc.	Aerospace and Defense	Senior loan	01/2022	6.0	2,164	2,164
Loar Group Inc.	Aerospace and Defense	Senior loan	01/2022	6.0	1,492	1,492
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior loan	11/2018	6.2	1,977	1,977
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior loan	11/2018	6.2	596	596
Park Place Technologies LLC(4)	Electronics	Senior loan	06/2022	6.3	5,341	5,287
Pasternack Enterprises, Inc. and Fairview Microwave, Inc.	Diversified/Conglomerate Manufacturing	Senior loan	05/2022	6.2	5,372	5,372
Payless ShoeSource, Inc.	Retail Stores	Senior loan	08/2022	10.3	768	757
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	6.2	4,560	4,469
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	6.7	83	81
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	6.2	53	52
PowerPlan Holdings, Inc.(4)	Utilities	Senior loan	02/2022	6.5	11,365	11,365
Premise Health Holding Corp.(4)	Healthcare, Education and Childcare	Senior loan	06/2020	5.8	11,772	11,772
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2019	7.7	9,738	9,738
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2019	7.9	597	597
R.G. Barry Corporation	Personal, Food and Miscellaneous Services	Senior loan	09/2019	6.2	5,217	5,217
Radiology Partners, Inc.(4)	Healthcare, Education and Childcare	Senior loan	09/2020	7.1	7,793	7,793
Radiology Partners, Inc.(4)	Healthcare, Education and Childcare	Senior loan	09/2020	7.1	595	595
Radiology Partners, Inc.(4)	Healthcare, Education and Childcare	Senior loan	09/2020	7.1	505	505
Reliant Pro ReHab, LLC(4)	Healthcare, Education and Childcare	Senior loan	12/2017	6.3	3,240	3,240
RSC Acquisition, Inc.(4)	Insurance	Senior loan	11/2022	6.6	3,864	3,864
RSC Acquisition, Inc.	Insurance	Senior loan	11/2020	6.1	15	15
Rubio’s Restaurants, Inc.(4)	Beverage, Food and Tobacco	Senior loan	11/2018	6.1	4,992	4,992
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior loan	06/2018	6.6	5,792	5,792
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior loan	10/2019	7.0	4,782	4,686
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior loan	10/2019	7.8	70	69
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior loan	10/2019	7.0	50	49
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior loan	10/2019	8.8	34	33
Saldon Holdings, Inc.(4)	Diversified/Conglomerate Service	Senior loan	09/2022	5.8	2,521	2,490
Sarnova HC, LLC	Healthcare, Education and Childcare	Senior loan	01/2022	6.0	3,684	3,684

GBDC SLF Investment Portfolio as of September 30, 2017 – (continued)

Portfolio Company	Business Description	Investment Type	Maturity Date	Current Interest Rate(1)	Principal ($)/ Shares(2)	Fair Value(3)
					(In thousands)
SEI, Inc.	Electronics	Senior loan	07/2021	6.0%	$13,820	$13,820
Self Esteem Brands, LLC(4)	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	02/2020	6.0	11,313	11,313
Severin Acquisition, LLC(4)	Diversified/Conglomerate Service	Senior loan	07/2021	6.1	4,832	4,830
Severin Acquisition, LLC	Diversified/Conglomerate Service	Senior loan	07/2021	6.0	5,290	5,265
Severin Acquisition, LLC	Diversified/Conglomerate Service	Senior loan	07/2021	6.2	668	670
Severin Acquisition, LLC(5)	Diversified/Conglomerate Service	Senior loan	07/2021	N/A(6)	—
(1)Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8	867	754
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8	68	60
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8	68	59
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8	68	59
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8	68	59
Smashburger Finance LLC(5)	Beverage, Food and Tobacco	Senior loan	05/2018	N/A(6)	—	(15)
Stomatcare DSO, LLC(7)	Healthcare, Education and Childcare	Senior loan	05/2022	6.2% PIK	625	329
Tate’s Bake Shop, Inc.(4)	Beverage, Food and Tobacco	Senior loan	08/2019	6.3	2,926	2,926
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	5.5	4,553	4,553
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	6.1	3,567	3,567
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	6.1	687	687
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	6.0	514	514
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	6.1	252	252
Transaction Data Systems, Inc.	Diversified/Conglomerate Service	Senior loan	06/2021	6.6	7,393	7,393
Transaction Data Systems, Inc.	Diversified/Conglomerate Service	Senior loan	06/2020	5.8	22	21
W3 Co.	Oil and Gas	Senior loan	03/2022	7.3	1,266	1,269
WHCG Management, LLC(4)	Healthcare, Education and Childcare	Senior loan	03/2023	6.1	7,980	7,980
WIRB-Copernicus Group, Inc.	Healthcare, Education and Childcare	Senior loan	08/2022	6.3	5,666	5,666
Young Innovations, Inc.(4)	Healthcare, Education and Childcare	Senior loan	01/2019	6.3	10,369	10,369
Young Innovations, Inc.(4)	Healthcare, Education and Childcare	Senior loan	01/2019	6.3	209	209
Total senior loan investments					$301,583	$298,941
Payless ShoeSource, Inc.(8)(9)	Retail Stores	LLC interest	N/A	N/A	35	$843
W3 Co.(8)(9)	Oil and Gas	LLC units	N/A	N/A	3	1,146
Total equity investments						$1,989
Total investments					$301,583	$300,930

(1)
Represents the weighted average annual current interest rate as of September 30, 2017.

(2)
The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.

GBDC SLF Investment Portfolio as of September 30, 2017 – (continued)

(3)
Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the GBDC Board’s valuation process described elsewhere herein.

(4)
GBDC also holds a portion of the senior secured loan in this portfolio company.

(5)
The negative fair value is the result of the unfunded commitment being valued below par.

(6)
The entire commitment was unfunded as of September 30, 2017. As such, no interest is being earned on this investment.

(7)
Loan was on non-accrual status as of September 30, 2017, meaning that GBDC SLF has ceased recognizing interest income on the loan.

(8)
Equity investment received as a result of the portfolio company’s debt restructuring.

(9)
Non-income producing.

(10)
The entire commitment was unfunded as of September 30, 2017. As such, no interest is being earned on this investment.

As of March 31, 2019, GBDC has committed to fund $175.0 million of LLC equity interests to GBDC SLF. As of March 31, 2019, September 30, 2018 and September 30, 2017, $74.9 million, $75.4 million and $97.5 million, respectively, of GBDC’s LLC equity interest commitment to GBDC SLF had been called and contributed, net of return of capital distributions subject to recall. For the three and six months ended March 31, 2019, GBDC did not receive dividend income from the SLF LLC equity interests. For the three months ended December 31, 2018, GBDC received $1.9 million in dividend income from the SLF LLC equity interests. For the years ended September 30, 2018, and 2017, GBDC received $8.1 million and $4.9 million, respectively, in dividend income from the GBDC SLF LLC equity interests.
The subordinated notes issued by GBDC SLF and previously held by GBDC were redeemed on December 30, 2016, and therefore no interest income was earned for the year ended September 30, 2018. For the year ended September 30, 2017, GBDC earned interest income of  $1.6 million on the subordinated notes.
For the three and six months ended March 31, 2019, GBDC earned an annualized total return on GBDC’s weighted average capital invested in GBDC SLF of 6.3% and 3.4%, respectively. For the three and six months ended March 31, 2018, GBDC earned an annualized total return on GBDC’s weighted average capital invested in GBDC SLF of 5.0% and 8.2%, respectively. The annualized total return on weighted average capital invested is calculated by dividing total income earned on GBDC’s investments in SLF by the combined daily average of GBDC’s investments in (1) the NAV of the SLF LLC equity interests, and (2) the principal of the SLF subordinated notes, if any. For the years ended September 30, 2018 and 2017, GBDC earned a total return on its weighted average capital invested in GBDC SLF of 6.6% and 7.8%, respectively. The annualized total return on weighted average capital invested is calculated by dividing total income earned on GBDC’s investments in GBDC SLF by the combined daily average of GBDC’s investments in (1) the principal of the GBDC SLF subordinated notes, if any, and (2) the NAV of the GBDC SLF LLC equity interests.
Below is certain summarized financial information for GBDC SLF as of March 31, 2019, September 30, 2018 and September 30, 2017, and for the three and six months ended March 31, 2019 and 2018 and for the years ended September 30, 2018 and 2017:
	March 31, 2019	September 30, 2018	September 30, 2017
	(In thousands)
Selected Balance Sheet Information, at fair value
Investments, at fair value	$169,492	$179,180	$300,930
Cash and other assets	3,669	7,127	5,305
Other assets	—	19	—
Total assets	$173,161	$186,326	$306,235

	March 31, 2019	September 30, 2018	September 30, 2017
	(In thousands)
Senior credit facility	$90,588	$104,622	$197,700
Unamortized debt issuance costs	—	(18)	(712)
Other liabilities	583	484	658
Total liabilities	91,171	105,088	197,646
Members’ equity	81,990	81,238	108,589
Total liabilities and members’ equity	$173,161	$186,326	$306,235

	Three months ended March 31,		Six months ended March 31,		Years ended September 30,
	2019	2018	2019	2018	2018	2017
	(In thousands)		(In thousands)		(In thousands)
Selected Statement of Operations Information:
Interest income	$3,538	$4,844	$7,174	$9,752	$18,285	$21,455
Fee income	—	—	9	25	202	5
Total investment income	3,538	4,844	7,183	9,777	18,487	21,460
Interest and other debt financing expenses	1,133	1,765	2,320	3,844	6,687	10,236
Administrative service fee	64	108	144	221	404	477
Other expenses	25	28	49	57	93	131
Total expenses	1,222	1,901	2,513	4,122	7,184	10,844
Net investment income	2,316	2,943	4,670	5,655	11,303	10,616
Net realized gains (losses) on investments	—	—	(1,314)	—	—	(7,379)
Net change in unrealized appreciation (depreciation) on investments	(1,086)	(1,639)	(2,004)	(1,218)	(4,197)	4,647
Net increase (decrease) in members’ equity	$1,230	$1,304	$1,352	$4,437	$7,106	$7,884
Prior to their termination, GBDC SLF elected to fair value the subordinated notes issued to GBDC and RGA under ASC Topic 825 — Financial Instruments (“ASC Topic 825”). As of September 30, 2018 and September 30, 2017, GBDC SLF had no subordinated notes outstanding.
Contractual Obligations and Off-Balance Sheet Arrangements
A summary of GBDC’s significant contractual payment obligations as of March 31, 2019 is as follows:
	Payments Due by Period (In millions)
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
2014 Debt Securitization	$179.4	$—	$—	$—	$179.4
2018 Debt Securitization	408.2	—	—	—	408.2
SBA debentures	287.0	—	80.0	87.4	119.7
MS Credit Facility II	176.5	—	—	176.5	—
Unfunded commitments(1)	49.4	49.4	—	—	—
Total contractual obligations	$1,100.6	$49.4	$80.0	$263.9	$707.3

(1)
Unfunded commitments represent unfunded commitments to fund investments, excluding GBDC’s investments in SLF, as of March 31, 2019. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but GBDC is showing this amount in the less than one year category as this entire amount was eligible for funding to the borrowers as of March 31, 2019, subject to the terms of each loan’s respective credit agreement.

GBDC may become a party to financial instruments with off-balance sheet risk in the normal course of its business to meet the financial needs of its portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of March 31, 2019, September 30, 2018 and September 30, 2017, GBDC had outstanding commitments to fund investments, excluding its investments in GBDC SLF, totaling $49.4 million, $57.7 million and $60.5 million, respectively. GBDC had commitments of up to $100.1 million, $99.6 million and $77.5 million to GBDC SLF as of March 31, 2019, September 30, 2018 and September 30, 2017, respectively, which may be contributed primarily for the purpose of funding new investments approved by the GBDC SLF investment committee.
GBDC has certain contracts under which it has material future commitments. GBDC has entered into the Current GBDC Investment Advisory Agreement with GC Advisors in accordance with the 1940 Act. Under the Current GBDC Investment Advisory Agreement, GC Advisors provides GBDC with investment advisory and management services.
Under the Administration Agreement, the Administrator furnishes GBDC with office facilities and equipment, provides GBDC with clerical, bookkeeping and record keeping services at such facilities and provides GBDC with other administrative services necessary to conduct its day-to-day operations. The Administrator also provides on GBDC’s behalf managerial assistance to those portfolio companies to which GBDC is required to offer to provide such assistance.
If any of the contractual obligations discussed above are terminated, GBDC’s costs under any new agreements that it enters into may increase. In addition, GBDC would likely incur significant time and expense in locating alternative parties to provide the services it receives under the Current GBDC Investment Advisory Agreement and its Administration Agreement. Any new investment advisory agreement would also be subject to approval by GBDC’s stockholders.
Distributions
GBDC intends to make quarterly distributions to its stockholders as determined by the GBDC Board. For additional details on distributions, see “Dividends and distributions” in Note 2 to GBDC’s consolidated financial statements.
GBDC may not be able to achieve operating results that will allow it to make distributions at a specific level or to increase the amount of its distributions from time to time. In addition, GBDC may be limited in its ability to make distributions due to the asset coverage requirements applicable to it as a business development company under the 1940 Act. If GBDC does not distribute a certain percentage of its income annually, GBDC will suffer adverse U.S. federal income tax consequences, including the possible loss of its ability to be subject to tax as a RIC. GBDC cannot assure stockholders that they will receive any distributions.
Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified within capital accounts in the financial statements to reflect their tax character. For example, permanent differences in classification may result from the treatment of distributions paid from short-term gains as ordinary income dividends for tax purposes. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.
To the extent GBDC’s taxable earnings fall below the total amount of its distributions for any tax year, a portion of those distributions may be deemed a return of capital to GBDC’s stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to GBDC’s stockholders may be the original capital invested by the stockholder rather than GBDC’s income or gains. Stockholders should read any written disclosure accompanying a distribution payment carefully and should not assume that the source of any distribution is GBDC’s ordinary income or gains.
GBDC has adopted an “opt out” dividend reinvestment plan for its common stockholders. As a result, if GBDC declares a distribution, GBDC’s stockholders’ cash distributions will be automatically reinvested in additional shares of GBDC Common Stock unless a stockholder specifically “opts out” of GBDC’s dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of GBDC Common Stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in GBDC’s dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.
Related Party Transactions
GBDC has entered into a number of business relationships with affiliated or related parties, including the following:
•
GBDC entered into the Current GBDC Investment Advisory Agreement with GC Advisors. Mr. Lawrence Golub, GBDC’s chairman, is a manager of GC Advisors, and Mr. David Golub, GBDC’s chief executive officer, is a manager of GC Advisors, and each of Messrs. Lawrence Golub and David Golub owns an indirect pecuniary interest in GC Advisors.

•
Golub Capital LLC provides, and other affiliates of Golub Capital have historically provided, GBDC with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to GBDC’s Administration Agreement.

•
GBDC has entered into a license agreement with Golub Capital LLC, pursuant to which Golub Capital LLC has granted GBDC a non-exclusive, royalty-free license to use the name “Golub Capital.”

•
Under the Staffing Agreement, Golub Capital LLC has agreed to provide GC Advisors with the resources necessary to fulfill its obligations under the Current GBDC Investment Advisory Agreement. The Staffing Agreement provides that Golub Capital LLC will make available to GC Advisors experienced investment professionals and provide access to the senior investment personnel of Golub Capital LLC for purposes of evaluating, negotiating, structuring, closing and monitoring GBDC’s investments. The Staffing Agreement also includes a commitment that the members of GC Advisors’ investment committee will serve in such capacity. Services under the Staffing Agreement are provided on a direct cost reimbursement basis. GBDC is not a party to the Staffing Agreement.

•
GC Advisors serves as collateral manager to the 2014 Issuer and the 2018 Issuer under the 2014 GBDC Collateral Management Agreement and the 2018 GBDC Collateral Management Agreement, respectively, and prior to the redemption of the 2010 Notes on July 20, 2018, served as the collateral manager to the 2010 Issuer under the 2010 GBDC Collateral Management Agreement. Fees payable to GC Advisors for providing these services offset against the base management fee payable by GBDC under the Current GBDC Investment Advisory Agreement.

•
GBDC has entered into the Adviser Revolver with GC Advisors in order to have the ability to borrow funds on a short-term basis.

•
During the first quarter of 2019, the Golub Capital Employee Grant Program Rabbi Trust (the “Trust”) did not purchase any shares of GBDC Common Stock. During Calendar Year 2018, the Trust purchased approximately $7.2 million of shares, or 396,099 shares, of GBDC Common Stock for the purpose of awarding incentive compensation to employees of Golub Capital. During calendar year 2017, the Trust purchased approximately $17.7 million of shares, or 955,896 shares, of GBDC Common Stock, for the purpose of awarding incentive compensation to employees of Golub Capital.

GC Advisors also sponsors or manages, and may in the future sponsor or manage, other investment funds, accounts or investment vehicles (together referred to as “accounts”) that have investment mandates that are similar, in whole and in part, with GBDC’s. For example, GC Advisors presently serves as the investment adviser to GCIC and GBDC 3, each an unlisted business development company that primarily focuses on investing in one stop and other senior secured loans. In addition, GBDC’s officers and directors serve in similar capacities for GCIC and GBDC 3. GC Advisors and its affiliates may determine that an investment is appropriate for GBDC and for one or more of those other accounts. In such event, depending on the availability of such investment and other appropriate factors, and pursuant to GC Advisors’

allocation policy, GC Advisors or its affiliates may determine that GBDC should invest side-by-side with one or more other accounts. GBDC does not intend to make any investments if they are not permitted by applicable law and interpretive positions of the SEC and its staff, or if they are inconsistent with GC Advisors’ allocation procedures.
In addition, GBDC has adopted a formal code of ethics that governs the conduct of GBDC’s and GC Advisors’ officers, directors and employees. GBDC’s officers and directors also remain subject to the duties imposed by both the 1940 Act and the DGCL.
Critical Accounting Policies
The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. GBDC has identified the following items as critical accounting policies.
Fair Value Measurements
GBDC values investments for which market quotations are readily available at their market quotations. However, a readily available market value is not expected to exist for many of the investments in GBDC’s portfolio, and GBDC values these portfolio investments at fair value as determined in good faith by the GBDC Board under GBDC’s valuation policy and process.
Valuation methods may include comparisons of the portfolio companies to peer companies that are public, determination of the enterprise value of a portfolio company, discounted cash flow analysis and a market interest rate approach. The factors that are taken into account in fair value pricing investments include: available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, GBDC will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from values that may ultimately be received or settled.
The GBDC Board is ultimately and solely responsible for determining, in good faith, the fair value of investments that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.
With respect to investments for which market quotations are not readily available, the GBDC Board undertakes a GBDC’s quarterly valuation process begins with each portfolio company investment being initially valued by the investment professionals of GC Advisors responsible for credit monitoring. Preliminary valuation conclusions are then documented and discussed with GBDC’s senior management and GC Advisors. The audit committee of the GBDC Board reviews these preliminary valuations. At least once annually the valuation for each portfolio investment, subject to a de minimis threshold, is reviewed by an independent valuation firm. The GBDC Board discusses valuations and determines the fair value of each investment in GBDC’s portfolio in good faith.
Determination of fair values involves subjective judgments and estimates. Under current accounting standards, the notes to GBDC’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on GBDC’s consolidated financial statements.
GBDC follows ASC Topic 820 for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity. GBDC’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Assets and liabilities are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. The three levels are defined as follows:
Level 1:
Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2:
Inputs include quoted prices for similar assets or liabilities in active markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the assets or liabilities.

Level 3:
Inputs include significant unobservable inputs for the assets or liabilities and include situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. GBDC’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and GBDC considers factors specific to the asset or liability. GBDC assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the three and six months ended March 31, 2019 and 2018 and the years ended September 30, 2018, 2017 and 2016. The following section describes the valuation techniques used by GBDC to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.
Valuation of Investments
Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the GBDC Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the GBDC Board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with approximately 25% (based on the number of portfolio companies) of GBDC’s valuations of debt and equity investments without readily available market quotations subject to review by an independent valuation firm. As of March 31, 2019, September 30, 2018 and September 30, 2017, with the exception of money market funds included in cash and cash equivalents and restricted cash and cash equivalents (Level 1 investments) and investments measured at fair value using the NAV, all investments were valued using Level 3 inputs of the fair value hierarchy.
When determining fair value of Level 3 debt and equity investments, GBDC may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, and changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA. A portfolio company’s EBITDA may include pro-forma adjustments for items such as acquisitions, divestitures, or expense reductions. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, GBDC will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, GBDC uses a market interest rate yield analysis to determine fair value.
In addition, for certain debt investments, GBDC may base its valuation on indicative bid and ask prices provided by an independent third party pricing service. Bid prices reflect the highest price that GBDC and others may be willing to pay. Ask prices represent the lowest price that GBDC and others may be willing to accept. GBDC generally use the midpoint of the bid/ask range as its best estimate of fair value of such investment.
Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If GBDC were required to liquidate a portfolio investment in a forced or liquidation sale, GBDC may realize significantly less than the value at which such investment had previously been recorded.
GBDC’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.
Valuation of Other Financial Assets and Liabilities
Fair value of GBDC’s debt is estimated using Level 3 inputs by discounting remaining payments using comparable market rates or market quotes for similar instruments at the measurement date, if available.
Revenue Recognition:
GBDC’s revenue recognition policies are as follows:
Investments and Related Investment Income:   Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments. Premiums, discounts, and origination fees are amortized or accreted into interest income over the life of the respective debt investment. For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, GBDC does not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not likely to be collectible. In addition, GBDC may generate revenue in the form of amendment, structuring or due diligence fees, fees for providing managerial assistance, consulting fees and prepayment premiums on loans and record these fees as fee income when earned. Loan origination fees, original issue discount and market discount or premium are capitalized, and GBDC accretes or amortizes such amounts as interest income. GBDC records prepayment premiums on loans as fee income. Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Distributions received from LLC and limited partnership (“LP”) investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, GBDC will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.
GBDC accounts for investment transactions on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. GBDC reports changes in fair value of investments from the prior period that is measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in GBDC’s Consolidated Statements of Operations.

Non-accrual:   Loans may be left on accrual status during the period GBDC is pursuing repayment of the loan. Management reviews all loans that become past due 90 days or more on principal and interest or when there is reasonable doubt that principal or interest will be collected for possible placement on non-accrual status. GBDC generally reverses accrued interest when a loan is placed on non-accrual. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. GBDC restores non-accrual loans to accrual status when past due principal and interest is paid and, in GBDC’s management’s judgment, are likely to remain current. The total fair value of GBDC’s non-accrual loans was $3.4 million as of March 31, 2019, $5.6 million as of September 30, 2018 and $3.0 million as of September 30, 2017.
Partial loan sales:   GBDC follows the guidance in ASC Topic 860 when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales that do not meet the definition of a participating interest remain on GBDC’s statements of assets and liabilities and the proceeds are recorded as a secured borrowing until the definition is met. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value.
Income taxes:   See “— Consolidated Results of Operations — Expenses — Excise Tax Expense.”

senior securities of Golub Capital BDC, Inc.
Information about GBDC’s senior securities is shown as of the dates indicated in the below table which is derived from the audited consolidated financial statements and related notes of GBDC. This information about GBDC’s senior securities should be read in conjunction with GBDC’s audited and unaudited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Golub Capital BDC, Inc.”
Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(In thousands)
Retired Credit Facility
September 30, 2008	$123,083	$1,137	—	N/A
September 30, 2009	$315,306	$1,294	—	N/A
TRS
September 30, 2011	$77,986	$2,240	—	N/A
2010 Debt Securitization
September 30, 2010	$174,000	$2,487	—	N/A
September 30, 2011	$174,000	$2,240	—	N/A
September 30, 2012	$174,000	$2,632	—	N/A
September 30, 2013	$203,000	$3,717	—	N/A
September 30, 2014	$215,000	$2,491	—	N/A
September 30, 2015	$215,000	$2,373	—	N/A
September 30, 2016	$215,000	$2,488	—	N/A
September 30, 2017	$205,000	$2,852	—	N/A
2014 Debt Securitization
September 30, 2014	$246,000	$2,491	—	N/A
September 30, 2015	$246,000	$2,373	—	N/A
September 30, 2016	$246,000	$2,488	—	N/A
September 30, 2017	$246,000	$2,852	—	N/A
September 30, 2018	$197,483	$2,695	—	N/A
March 31, 2019 (unaudited)	$179,443	$2,250	—	N/A
2018 Debt Securitization
March 31, 2019 (unaudited)	$408,200	$2,250	—	N/A
GBDC Credit Facility
September 30, 2011	$2,383	$2,240	—	N/A
September 30, 2012	$54,800	$2,632	—	N/A
September 30, 2013	$29,600	$3,717	—	N/A
September 30, 2014	$27,400	$2,491	—	N/A
September 30, 2015	$127,250	$2,373	—	N/A
September 30, 2016	$126,700	$2,488	—	N/A
September 30, 2017	$63,100	$2,852	—	N/A
September 30, 2018	$136,000	$2,695	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(In thousands)
MS Credit Facility
September 30, 2018	$234,700	$2,695	—	N/A
MS Credit Facility II
March 31, 2019 (unaudited)	$176,530	$2,250	—	N/A
Revolver
September 30, 2014	$0	N/A	—	N/A
September 30, 2015	$0	N/A	—	N/A
Adviser Revolver
September 30, 2016	$0	N/A	—	N/A
September 30, 2017	$0	N/A	—	N/A
September 30, 2018	$0	N/A	—	N/A
March 31, 2019 (unaudited)	$0	N/A	—	N/A
SBA Debentures
September 30, 2011	$61,300	$2,240	—	N/A
September 30, 2012	$123,500	$2,632	—	N/A
September 30, 2013	$179,500	$3,717	—	N/A
September 30, 2014	$208,750	$2,491	—	N/A
September 30, 2015	$225,000	$2,373	—	N/A
September 30, 2016	$277,000	$2,488	—	N/A
September 30, 2017	$267,000	$2,852	—	N/A
September 30, 2018	$277,500	$2,695	—	N/A
March 31, 2019 (unaudited)	$287,000	$2,250	—	N/A
Total Debt(5)
September 30, 2008	$123,083	$1,137	—	N/A
September 30, 2009	$315,306	$1,294	—	N/A
September 30, 2010	$174,000	$2,487	—	N/A
September 30, 2011	$254,369	$2,240	—	N/A
September 30, 2012	$228,800	$2,632	—	N/A
September 30, 2013	$232,600	$3,717	—	N/A
September 30, 2014	$488,400	$2,491	—	N/A
September 30, 2015	$588,250	$2,373	—	N/A
September 30, 2016	$587,700	$2,488	—	N/A
September 30, 2017	$514,100	$2,852	—	N/A
September 30, 2018	$568,183	$2,695	—	N/A
March 31, 2019 (unaudited)	$764,173	$2,250	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of GBDC’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “ — ” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)
Not applicable because such senior securities are not registered for public trading.

(5)
These amounts exclude the SBA debentures pursuant to exemptive relief GBDC received from the SEC on September 13, 2011.

PORTFOLIO COMPANIES OF GOLUB CAPITAL BDC, INC.
The following table sets forth certain information as of March 31, 2019 for each portfolio company in which GBDC had an investment. The general terms of each type of investment, including information on GBDC’s security interests in the assets of the portfolio companies and the expected interest rates on such investments, are described in “Business of Golub Capital BDC, Inc. — Investment Structure.” Other than GBDC’s equity investments and GBDC’s investment in GBDC SLF, GBDC’s only formal relationships with its portfolio companies are the managerial assistance that it may provide upon request and the board observer or participation rights it may receive in connection with its investment. As indicated by footnote to the following table, GBDC is deemed to “control,” as defined in the 1940 Act, GBDC SLF because it owns more than 25% of GBDC SLF’s outstanding voting securities. Other than GBDC’s investment in GBDC SLF, GBDC does not “control,” as defined in the 1940 Act, any of its portfolio companies. As of March 31, 2019, GBDC was an “affiliated person,” as defined in the 1940 Act, of two portfolio companies. In general, under the 1940 Act, GBDC would “control” a portfolio company if it owned, directly or indirectly, more than 25.0% of its voting securities and would be an “affiliate” of a portfolio company if it owned, directly or indirectly, five percent or more of its voting securities. The loans in GBDC’s current portfolio were either originated or purchased in the secondary market by Golub Capital and its affiliates. As of March 31, 2019, there were 76 portfolio companies with a total fair value of  $321.5 million securing the notes issued as part of its 2014 Debt Securitization and 96 portfolio companies with a total fair value of  $590.9 million, securing the notes issued as part of the 2018 Debt Securitization. The pool of loans in the debt securitizations must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
1A Smart Start LLC	500 E Dallas Rd Suite 100 Grapevine, TX 76051	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan~	L + 4.50%(a)	7.00%	02/2022	$846	—
Abita Brewing Co., L.L.C.	21084 Highway 36 Covington, LA 70433	Beverage, Food and Tobacco	One stop	L + 5.75%(a)	8.25%	04/2021	6,939	—
			One stop	L + 5.75%	N/A(7)	04/2021	—	—
Accela, Inc.	2633 Camino Ramon, Suite 500 San Ramo, CA 94583	Diversified/ Conglomerate Service	One stop*	L + 6.25%(c)	8.85%	09/2023	5,050	—
			One stop	L + 6.25%(c)	8.85%	09/2023	46	—
			LLC units	N/A	N/A	N/A	167	0.1%
Active Day, Inc.	6 Neshaminy Interplex Suite 401 Trevose, PA 19053	Healthcare, Education and Childcare	One stop	L + 6.00%(c)	8.60%	12/2021	12,801	—
			One stop^	L + 6.00%(c)	8.60%	12/2021	988	—
			One stop*	L + 6.00%(c)	8.60%	12/2021	637	—
			One stop*	L + 6.00%(c)	8.60%	12/2021	440	—
			One stop	L + 6.00%(c)	8.60%	12/2021	49	—
			LLC interest	N/A	N/A	N/A	370	0.5%
Acuity Eyecare Holdings, LLC	211 East Broadway Alton, IL 62002	Healthcare, Education and Childcare	One stop	L + 6.25%(c)	8.92%	03/2022	2,564	—
			One stop	L + 6.25%(c)	8.88%	03/2022	202	—
			One stop^	L + 6.25%(c)	8.91%	03/2022	149	—
			One stop	L + 6.25%	N/A(7)	03/2022	—	—
			One stop	L + 6.25%	N/A(7)	12/2020	—	—
			LLC interest	N/A	N/A	N/A	424	0.2%
ADCS Clinics Intermediate Holdings, LLC	151 Southhall Lane, Suite 300 Maitland, FL 32751	Healthcare, Education and Childcare	One stop~	L + 5.75%(a)	8.25%	05/2022	20,957	—
			One stop*	L + 5.75%(a)	8.25%	05/2022	107	—
			One stop*	L + 5.75%(a)	8.25%	05/2022	83	—
			One stop*	L + 5.75%(a)	8.25%	05/2022	31	—
			One stop	P + 4.75%(f)	10.25%	05/2022	25	—
			Preferred stock	N/A	N/A	N/A	455	0.0%(17)
			Common stock	N/A	N/A	N/A	—	0.2%
Agilitas USA, Inc.	2001 Mallory Lane, Suite 201 Franklin, TN 37067	Healthcare, Education and Childcare	One stop*	L + 5.50%(c)	8.30%	04/2022	8,312	—
			One stop	L + 5.50%(c)	8.30%	04/2022	10	—
			One stop	L + 5.50%	N/A(7)	04/2022	—	—
Agility Recovery Solutions Inc.	2101 Rexford Road, Suite 350E Charlotte, NC 28211	Diversified/ Conglomerate Service	One stop^*	L + 6.00%(a)	8.50%	03/2023	15,789	—
			One stop	L + 6.00%(a)	8.49%	03/2023	139	—
			Preferred stock	N/A	N/A	N/A	436	0.4%
Anaqua, Inc.	31 St. James Ave, 11th FL Boston, MA 02116	Diversified/ Conglomerate Service	One stop^*	L + 6.50%(c)	9.26%	07/2022	6,913	—
			One stop	L + 6.50%	N/A(7)	07/2022	—	—
Appriss Holdings, Inc.	10401 Linn Station Road Louisville, KY 40223	Electronics	One stop^*~	L + 5.75%(c)	8.35%	05/2022	36,306	—
			One stop	L + 5.75%(c)	8.38%	05/2022	732	—
Apptio, Inc.	11100 NE 8th St. Suite 600 Bellevue, WA 98004	Diversified/ Conglomerate Service	One stop~	L + 7.25%(a)	9.74%	01/2025	21,780	—
			One stop(6)	L + 7.25%	N/A(7)	01/2025	(2)	—
Arcos, LLC	445 Hutchinson Ave, Suite 600 Columbus OH 43235	Utilities	One stop~	L + 5.75%(c)	8.35%	02/2021	8,663	—
			One stop	L + 5.75%	N/A(7)	02/2021	—	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
Aris Teleradiology Company, LLC	5655 Hudson Drive, Ste 210 Hudson, OH 44236	Healthcare, Education and Childcare	Senior loan(8)	L + 5.50%(c)	8.10%	03/2021	$709	—
			Senior loan(8)	L + 5.50%(c)	8.29%	03/2021	71	—
AutoQuotes, LLC	8800 Baymeadows Way West, Suite 500 Jacksonville, FL 32256	Diversified/ Conglomerate Service	One stop~	L + 6.00%(c)	8.63%	11/2024	4,635	—
			One stop	L + 6.00%	N/A(7)	11/2024	—	—
Batteries Plus Holding Corporation	1325 Walnut Ridge Dr. Hartland, WI 53029	Retail Stores	One stop	L + 6.75%(a)	9.25%	07/2022	11,872	—
			One stop	P + 5.75%(f)	0.1125	07/2022	7	—
			LP interest	N/A	N/A	N/A	800	0.2%
Bazaarvoice, Inc.	3900 N. Capital of TX Hwy, Suite 300 Austin, TX 78746	Diversified/ Conglomerate Service	One stop*~	L + 5.75%(a)	8.25%	02/2024	19,319	—
			One stop	L + 5.75%(a)	8.25%	02/2024	50	—
Benetech, Inc.	2245 Sequoia Dr., Suite 300 Aurora, IL 60506	Mining, Steel, Iron and Non-Precious Metals	One stop(9)(14)	L + 10.00%(a)	10.50% cash/ 2.00% PIK	05/2019	4,164	—
			One stop(9)(14)	P + 8.75%(a)(f)	11.91% cash/ 2.00% PIK	05/2019	209	—
			LLC interest(9)(14)	N/A	N/A	N/A	—	10.2%
			LLC interest(9)(14)	N/A	N/A	N/A	16	10.2%
Benihana, Inc.	8685 NW 53rd Terrace #201 Miami, FL 33166	Beverage, Food and Tobacco	Equity	N/A	N/A	N/A	1,039	0.7%
BIO18 Borrower, LLC	2300 Englert Dr Durham, NC, 27713	Healthcare, Education and Childcare	One stop~	L + 5.50%(c)	8.13%	11/2024	7,224	—
			One stop	L + 5.50%(b)	8.06%	11/2024	33	—
			One stop	L + 5.50%	N/A(7)	11/2024	—	—
			Equity	N/A	N/A	N/A	484	0.1%
BIOVT, LLC	123 Frost Street, Suite 115 Westbury, NY 11590	Healthcare, Education and Childcare	One stop^*	L + 5.75%(a)	8.25%	01/2021	18,394	—
			One stop~	L + 5.75%(a)	8.25%	01/2021	161	—
			One stop	L + 5.75%	N/A(7)	01/2021	—	—
			One stop	L + 5.75%	N/A(7)	01/2021	—	—
			LLC units	N/A	N/A	N/A	722	0.2%
Boot Barn, Inc.	15776 Laguna Canyon Rd. Irvine, CA 92618	Retail Stores	Senior loan	L + 4.50%(c)	7.10%	06/2021	393	—
Brandmuscle, Inc.	233 S. Wacker Drive, Suite 4400 Chicago, IL 60606	Printing and Publishing	Senior loan^	L + 5.00%(c)	7.60%	12/2021	618	—
			LLC interest	N/A	N/A	N/A	107	0.3%
Brooks Equipment Company, LLC	10926 David Taylor Drive, Suite 300 Charlotte, NC 28262	Buildings and Real Estate	One stop^*	L + 5.00%(c)	7.63%	08/2020	21,096	—
			One stop*	L + 5.00%(c)	7.66%	08/2020	2,107	—
			One stop	P + 3.75%(f)	9.25%	08/2020	178	—
			Common stock	N/A	N/A	N/A	2,393	0.7%
C. J. Foods, Inc.	21 Main Street Bern, KS 66408	Beverage, Food and Tobacco	One stop^*~	L + 6.25%(c)	8.85%	05/2020	8,539	—
			One stop^	L + 6.25%(c)	8.85%	05/2020	646	—
			One stop	L + 6.25%(c)	8.86%	05/2020	560	—
			Preferred stock	N/A	N/A	N/A	580	0.2%
Cafe Rio Holding, Inc.	215 North Admiral Byrd Road, Suite 100 Salt Lake City, UT 84116	Beverage, Food and Tobacco	One stop^	L + 5.50%(a)	8.00%	09/2023	10,318	—
			One stop	L + 5.50%(a)	8.00%	09/2023	125	—
			One stop*	L + 5.50%(a)	8.00%	09/2023	79	—
			One stop	L + 5.50%(a)	8.00%	09/2023	70	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
			One stop	P + 4.50%(f)	10.00%	09/2023	$2	—
			One stop	L + 5.50%	N/A(7)	09/2023	—	—
			Common stock	N/A	N/A	N/A	271	0.1%
Caliper Software, Inc.	315 Capitol Street, Suite 100 Houston, TX 77090	Diversified/ Conglomerate Service	One stop~	L + 5.50%(a)	8.00%	11/2025	6,185	—
			One stop	L + 5.50%(a)	8.00%	11/2023	9	—
			Preferred stock	N/A	N/A	N/A	1,280	0.4%
			Common stock	N/A	N/A	N/A	100	0.0%(17)
Captain D’s, LLC	624 Grassmere Drive, Suite 30 Nashville, TN 37211	Personal, Food and Miscellaneous Services	Senior loan^	L + 4.50%(a)	6.99%	12/2023	3,881	—
			Senior loan	P + 3.50%(a)(f)	8.18%	12/2023	21	—
			LLC interest	N/A	N/A	N/A	44	0.1%
Captive Resources Midco, LLC	201 East Commerce Drive Schaumburg, IL 60173	Insurance	One stop^*~	L + 5.75%(a)	8.25%	12/2021	33,443	—
			One stop	L + 5.75%	N/A(7)	12/2021	—	—
			One stop	L + 5.75%	N/A(7)	12/2021	—	—
			LLC units(13)	N/A	N/A	N/A	534	0.1%
Centrify Corporation	3300 Tannery Way Santa Clara, CA 95054	Diversified/ Conglomerate Service	One stop*	L + 6.25%(c)	8.86%	08/2024	10,701	—
			One stop	P + 5.25%(f)	10.75%	08/2024	147	—
			LP interest	N/A	N/A	N/A	300	0.1%
			LP interest	N/A	N/A	N/A	—	0.1%
Chase Industries, Inc.	10021 Commerce Park Dr. Cincinnati, OH 45246	Diversified/ Conglomerate Manufacturing	Senior loan~	L + 4.00%(c)(f)	6.61%	05/2025	6,836	—
			Senior loan	L + 4.00%(c)(f)	6.65%	05/2023	83	—
			Senior loan	L + 4.00%(c)(f)	6.60%	05/2025	12	—
Clarkson Eyecare LLC	15933 Clayton Road, Suite 210 Ballwin, MO 63011	Personal, Food and Miscellaneous Services	One stop	L + 6.25%(c)	8.96%	04/2021	32	—
			One stop	L + 6.25%(a)(c)	8.75%	04/2021	1	—
Clearwater Analytics, LLC	777 W. Maine St. Suite 900 Boise, ID 83702	Diversified/ Conglomerate Service	One stop^*	L + 5.00%(a)	7.50%	09/2022	8,532	—
			One stop	L + 5.00%	N/A(7)	09/2022	—	—
Cloudbees, Inc.	2001 Gateway Place, Suite 670W San Jose, CA 95110	Diversified/ Conglomerate Service	One stop	L + 9.00%(a)	10.99% cash/ 0.50% PIK	05/2023	1,903	—
			One stop	L + 9.00%	N/A(7)	05/2023	—	—
			Preferred stock	N/A	N/A	N/A	205	—
			Warrant	N/A	N/A	N/A	68	—
CLP Healthcare Services, Inc.	Creekside Crossing IV, 12 Cadillac Dr., Ste 360 Brentwood, TN 37027	Healthcare, Education and Childcare	Senior loan^	L + 5.25%(a)	7.75%	12/2020	3,865	—
Community Veterinary Partners, LLC	100 N. 20th Street, Suite 302 Phiadelphia, PA 19103	Personal, Food and Miscellaneous Services	One stop^	L + 5.50%(c)	8.10%	10/2021	281	—
			One stop~	L + 5.50%(c)	8.10%	10/2021	111	—
			One stop*	L + 5.50%(c)	8.10%	10/2021	99	—
			One stop	L + 5.50%(c)	8.10%	10/2021	94	—
			One stop~	L + 5.50%(c)	8.10%	10/2021	84	—
			One stop~	L + 5.50%(c)	8.10%	10/2021	75	—
			One stop	L + 5.50%(c)	8.10%	10/2021	6	—
			One stop	L + 5.50%	N/A(7)	10/2021	—	—
			Common stock	N/A	N/A	N/A	352	0.2%
Compusearch Software Holdings, Inc.	21251 Ridgetop Circle, Suite 100 Dulles, VA 20166	Electronics	Senior loan^~	L + 4.25%(c)	6.75%	05/2021	2,057	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
Confluence Technologies, Inc.	Nova Tower One One Allegheny Square, Suite 800 Pittsburgh, PA 15212	Diversified/ Conglomerate Service	One stop	L + 7.50%(a)	9.99%	03/2024	$6,998	—
			One stop	L + 7.50%	N/A(7)	03/2024	—	—
			LLC interest	N/A	N/A	N/A	133	0.1%
Connexin Software, Inc.	602 W. Office Center Drive, Suite 350 Fort Washington, PA 19034	Diversified/ Conglomerate Service	One stop	L + 8.50%(a)	11.00%	02/2024	2,401	—
			One stop	L + 8.50%	N/A(7)	02/2024	—	—
			LLC interest	N/A	N/A	N/A	96	—
Conservice, LLC	99 East 700 South Logan, UT 84321	Diversified/ Conglomerate Service	One stop~	L + 5.25%(a)	7.75%	12/2024	1,788	—
			One stop	L + 5.25%	N/A(7)	12/2024	—	—
CRH Healthcare Purchaser, Inc.	2675 Paces Ferry Road SE, Suite 2000 Atlanta, GA 30339	Healthcare, Education and Childcare	Senior loan~	L + 4.50%(c)	7.10%	12/2024	8,245	—
			Senior loan	L + 4.50%	N/A(7)	12/2024	—	—
			Senior loan	L + 4.50%	N/A(7)	12/2024	—	—
			LP interest	N/A	N/A	N/A	201	0.1%
CST Buyer Company	11035 Aurora Ave Urbandale, IA 50322	Home and Office Furnishings, Housewares, and Durable Consumer	One stop^	L + 5.00%(a)	7.50%	03/2023	2,357	—
			One stop	L + 5.00%	N/A(7)	03/2023	—	—
Cycle Gear, Inc.	4705 Industrial Way Benicia, CA 94510	Retail Stores	One stop^	L + 5.00%(c)	7.80%	01/2021	10,357	—
			One stop^	L + 5.00%(c)	7.80%	01/2021	600	—
			LLC units	N/A	N/A	N/A	426	0.2%
Datto, Inc.	101 Merrott 7, 7th Floor Norwalk, CT 06851	Diversified/ Conglomerate Service	One stop*~	L + 8.00%(c)	10.49%	12/2022	11,156	—
			One stop	L + 8.00%	N/A(7)	12/2022	—	—
Daxko Acquisition Corporation	600 University Park Place, Suite 500 Birmingham, AL 35209	Diversified/ Conglomerate Service	One stop^*	L + 4.75%(a)	7.25%	09/2023	11,190	—
			One stop	L + 4.75%	N/A(7)	09/2023	—	—
DCA Investment Holding, LLC	6240 Lake Osprey Dr Sarasota, FL 34240	Healthcare, Education and Childcare	One stop^*	L + 5.25%(c)	7.85%	07/2021	18,488	—
			One stop^*~	L + 5.25%(c)	7.85%	07/2021	13,261	—
			One stop*	L + 5.25%(c)	7.85%	07/2021	2,437	—
			One stop	L + 5.25%(c)	7.85%	07/2021	216	—
			One stop*	L + 5.25%(c)	7.85%	07/2021	151	—
			One stop*	L + 5.25%(c)	7.85%	07/2021	148	—
			One stop*	L + 5.25%(c)	7.85%	07/2021	47	—
			One stop	P + 4.25%(f)	9.75%	07/2021	26	—
			One stop	L + 5.25%	N/A(7)	07/2021	—	—
			LLC units	N/A	N/A	N/A	1,142	0.2%
			LLC units	N/A	N/A	N/A	259	0.2%
Deca Dental Management LLC	14285 Midway Road, Suite 160 Addison, Texas 75001	Healthcare, Education and Childcare	One stop^*	L + 6.00%(c)	8.60%	12/2021	4,042	—
			One stop~	L + 6.00%(a)(c)	8.55%	12/2021	492	—
			One stop~	L + 6.00%(c)	8.60%	12/2021	356	—
			One stop	L + 6.00%(c)	8.70%	12/2021	26	—
			One stop	L + 6.00%(a)	8.50%	12/2021	8	—
			LLC units	N/A	N/A	N/A	436	0.4%
Dent Wizard International Corporation	4710 Earth City Expressway Bridgeton, MO 63044	Automobile	Senior loan~	L + 4.00%(a)	6.50%	04/2020	4,454	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
Dental Holdings Corporation	775 Wayzata Boulevard, Suite 890 Minneapolis, MN 55416-1232	Healthcare, Education and Childcare	One stop	L + 6.00%(c)	8.63%	02/2020	$7,113	—
			One stop	L + 6.00%(c)	8.63%	02/2020	1,132	—
			One stop	L + 6.00%(a)(b)(f)	9.18%	02/2020	573	—
			LLC units	N/A	N/A	N/A	465	0.6%
Digital Guardian, Inc.	860 Winter Street, Suite 3 Waltham, MA 02451	Diversified/ Conglomerate Service	One stop	L + 9.00%(c)	10.80% cash/ 1.00% PIK	06/2023	4,228	—
			Subordinated debt	N/A	8.00% PIK	01/2020	202	—
			Subordinated debt	N/A	8.00% PIK	04/2019	20	—
			Subordinated debt	N/A	8.00% PIK	06/2023	4	—
			One stop(6)	L + 5.00%	N/A(7)	06/2023	(1)	—
			One stop	L + 9.00%	N/A(7)	06/2023	2	—
			Warrant	N/A	N/A	N/A	1	—
Diligent Corporation	1385 Broadway, 19th Floor New York, NY 10018	Electronics	One stop*~	L + 5.50%(c)	8.10%	04/2022	26,001	—
			One stop~	L + 5.50%(c)	8.10%	04/2022	4,854	—
			One stop*~	L + 5.50%(c)	8.10%	04/2022	4,766	—
			One stop^*	L + 5.50%(c)	8.10%	04/2022	2,609	—
			One stop	L + 5.50%(c)(d)	8.23%	04/2022	172	—
			One stop~	L + 5.50%(c)	8.39%	04/2022	101	—
			One stop~	L + 5.50%(d)	8.19%	04/2022	81	—
			One stop	L + 5.50%(d)	8.35%	04/2022	55	—
			One stop	L + 5.50%(d)	8.35%	04/2022	39	—
			One stop~	L + 5.50%(d)	8.19%	04/2022	36	—
			One stop	L + 5.50%	N/A(7)	04/2022	—	—
			Preferred stock	N/A	N/A	N/A	216	0.0%(17)
DISA Holdings Acquisition Subsidiary Corp.	12600 Northborough Dr. Suite 300 Houston, TX 77067	Diversified/ Conglomerate Service	Senior loan~	L + 4.00%(c)(f)	6.69%	06/2022	2,079	—
			Senior loan	L + 4.00%(c)(f)	6.69%	06/2022	2	—
			Senior loan	L + 4.00%	N/A(7)	06/2022	—	—
			Common stock	N/A	N/A	N/A	286	0.1%
Drilling Info Holdings, Inc.	2901 Via Fortuna, Suite 200 Austin, TX 78746	Oil and Gas	Senior loan*~	L + 4.25%(a)	6.75%	07/2025	14,548	—
			Senior loan	L + 4.25%	N/A(7)	07/2025	—	—
			Senior loan	L + 4.25%	N/A(7)	07/2023	—	—
DTLR, Inc.	7455 N North Ridge Rd Hanover, MD 21076	Retail Stores	One stop^*	L + 6.50%(c)	9.24%	08/2022	22,616	—
			Common stock	N/A	N/A	N/A	830	0.3%
E2open, LLC	4100 East Third Ave, Suite 400 Foster City, CA 94404	Diversified/ Conglomerate Service	One stop*~	L + 5.00%(c)	7.63%	11/2024	36,857	—
			One stop	L + 5.00%(c)	7.66%	11/2024	625	—
			One stop	L + 5.00%	N/A(7)	11/2024	—	—
EGD Security Systems, LLC	121 Executive Center Drive, Suite 230 Columbia, SC 29210	Diversified/ Conglomerate Service	One stop	L + 6.25%(c)	8.85%	06/2022	11,113	—
			One stop	L + 6.25%(c)	8.85%	06/2022	100	—
			One stop^	L + 6.25%(c)	8.88%	06/2022	98	—
			One stop^	L + 6.25%(c)	8.99%	06/2022	52	—
			One stop	L + 6.25%(c)	8.86%	06/2022	25	—
			One stop	L + 6.25%	N/A(7)	06/2022	—	—
Elite Dental Partners LLC	1 East Wacker Drive, Suite 2520 Chicago, IL 60601	Healthcare, Education and Childcare	One stop*	L + 5.25%(a)	7.75%	06/2023	12,212	—
			One stop	L + 5.25%(a)	7.75%	06/2023	128	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
			One stop	L + 5.25%(a)	7.75%	06/2023	$120	—
			One stop~	L + 5.25%(a)	7.75%	06/2023	114	—
			One stop~	L + 5.25%(a)	7.75%	06/2023	110	—
			One stop	L + 5.25%(a)	7.75%	06/2023	8	—
			LLC units	N/A	N/A	N/A	456	0.3%
Elite Sportswear, L.P.	2136 N. 13th Street Reading, PA 19604	Retail Stores	Senior loan	L + 5.75%(c)	8.35%	06/2020	6,185	—
			Senior loan	L + 5.75%(c)	8.35%	06/2020	2,487	—
			Senior loan	L + 5.75%(c)	8.35%	06/2020	1,280	—
			Senior loan	L + 5.75%(c)(d)	8.51%	06/2020	745	—
			Senior loan*	L + 5.75%(c)	8.35%	06/2020	420	—
			Senior loan	L + 5.75%(c)	8.35%	06/2020	194	—
			Senior loan*	L + 5.75%(c)	8.35%	06/2020	185	—
			Senior loan	L + 5.75%(c)(d)	8.51%	06/2020	19	—
			LLC units	N/A	N/A	N/A	—	0.2%
Encore GC Acquisition, LLC	30230 Orchard Lake Road, Suite 140 Farmington Hills, MI 48334	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	249	0.1%
			LLC units	N/A	N/A	N/A	44	0.1%
EOS Fitness Opco Holdings, LLC	1 East Washington Street Phoenix, AZ 85004	Leisure, Amusement, Motion Pictures, Entertainment	One stop~	L + 4.75%(a)	7.25%	01/2025	4,784	—
			One stop	P + 3.75%(f)	9.25%	01/2025	6	—
			One stop	L + 4.75%	N/A(7)	01/2025	—	—
Episerver, Inc.	Cargo Works – Enterprise House 1-2 Hatfields London, SE1 9PG United Kingdom	Electronics	One stop~(9)(10)	L + 6.00%(a)	6.00%	10/2024	9,724	—
			One stop*	L + 5.75%(a)	8.25%	10/2024	5,775	—
			One stop	L + 5.75%	N/A(7)	10/2024	—	—
			Equity	N/A	N/A	N/A	383	0.0%(17)
ERG Buyer, LLC	12 New Providence Road Watchung, NJ 07069	Healthcare, Education and Childcare	One stop*	L + 5.50%(c)	8.10%	05/2024	12,330	—
			One stop(6)	L + 5.50%	N/A(7)	05/2024	(9)	—
			One stop(6)	L + 5.50%	N/A(7)	05/2024	(45)	—
			LLC units	N/A	N/A	N/A	194	0.3%
			LLC units	N/A	N/A	N/A	—	0.3%
eSolutions, Inc.	8215 W 108th Terrace Overland Park, KS 66210	Healthcare, Education and Childcare	One stop^*~	L + 6.50%(a)	9.00%	03/2022	31,557	—
			One stop	L + 6.50%(a)	8.99%	03/2022	46	—
Excelligence Learning Corporation	2 Lower Ragsdale Drive Monterey, CA 93940 California, CA 93940	Healthcare, Education and Childcare	One stop^	L + 6.00%(a)	8.50%	04/2023	4,042	—
Eyecare Services Partners Holdings LLC	2727 N. Harwood, Suite 250 Dallas, TX 75201	Healthcare, Education and Childcare	One stop	L + 6.25%(c)	8.85%	05/2023	7,728	—
			One stop*	L + 6.25%(c)	8.85%	05/2023	561	—
			One stop*	L + 6.25%(c)	8.85%	05/2023	346	—
			One stop	L + 6.25%(c)	9.00%	05/2023	196	—
			One stop*	L + 6.25%(c)	8.85%	05/2023	168	—
			One stop*	L + 6.25%(c)	8.85%	05/2023	98	—
			One stop*	L + 6.25%(c)	8.85%	05/2023	56	—
			One stop*	L + 6.25%(c)	8.85%	05/2023	49	—
			One stop*	L + 6.25%(c)	8.85%	05/2023	32	—
			One stop	L + 6.25%(c)	8.85%	05/2023	31	—
			LLC units	N/A	N/A	N/A	88	0.0%(17)
			LLC units	N/A	N/A	N/A	—	0.0%(17)
Feeders Supply Company, LLC	315 Baxter Ave. Louisville, KY 40204	Retail Stores	One stop	L + 5.75%(a)	8.25%	04/2021	4,754	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
			Subordinated debt	N/A	12.50% cash/ 7.00% PIK	04/2021	$69	—
			One stop	L + 5.75%	N/A(7)	04/2021	—	—
			Preferred stock	N/A	N/A	N/A	201	0.5%
			Common stock	N/A	N/A	N/A	—	0.5%
Fintech Midco, LLC	3109 W. Dr. Martin Luther King Jr. Blvd, Suite 200 Tampa, FL 33607	Beverage, Food and Tobacco	One stop*~	L + 5.25%(a)	7.75%	08/2024	12,930	—
			One stop	L + 5.25%(a)	7.75%	08/2024	80	—
			One stop	L + 5.25%	N/A(7)	08/2024	—	—
			One stop	L + 5.25%	N/A(7)	08/2024	—	—
Flavor Producers, LLC	8521 Fallbrook Ave #380 West Hills, CA 91304	Beverage, Food and Tobacco	Senior loan~	L + 4.75%(c)	7.35%	12/2023	2,235	—
			Senior loan	L + 4.75%	N/A(7)	12/2022	—	—
Flexan, LLC	6626 W. Dakin Street Chicago, IL 60634	Chemicals, Plastics and Rubber	One stop*	L + 5.75%(c)	8.35%	02/2020	2,298	—
			One stop^	L + 5.75%(c)	8.35%	02/2020	1,080	—
			One stop	P + 4.50%(f)	10.00%	02/2020	17	—
			Preferred stock	N/A	N/A	N/A	81	0.1%
			Common stock	N/A	N/A	N/A	—	0.1%
FWR Holding Corporation	8027 Cooper Creek Blvd. #103 University Park, FL 34201	Beverage, Food and Tobacco	One stop^	L + 5.50%(a)	8.00%	08/2023	5,232	—
			One stop	L + 5.50%(a)	8.00%	08/2023	102	—
			One stop	L + 5.50%(a)	8.00%	08/2023	64	—
			One stop	L + 5.50%(a)	7.99%	08/2023	50	—
			One stop	L + 5.50%(a)	8.00%	08/2023	17	—
			One stop	L + 5.50%	N/A(7)	08/2023	—	—
G & H Wire Company, Inc.	2165 Earlywood Drive Franklin, IN 46131	Healthcare, Education and Childcare	One stop^	L + 5.75%(b)	8.33%	09/2023	5,397	—
			One stop	L + 5.75%	N/A(7)	09/2022	—	—
			LLC interest	N/A	N/A	N/A	88	0.2%
Gamma Technologies, LLC	601 Oakmont Lane, Suite 220 Westmont, IL 60559	Electronics	One stop^*~	L + 5.50%(a)	8.00%	06/2024	21,372	—
			One stop	L + 5.50%	N/A(7)	06/2024	—	—
Georgica Pine Clothiers, LLC	236 – 250 Greenpoint Ave Bldg 6, 2nd Floor Brooklyn, NY 11222	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 5.50%(c)	8.10%	11/2022	5,592	—
			One stop*	L + 5.50%(c)	8.10%	11/2022	3,501	—
			One stop^	L + 5.50%(c)	8.10%	11/2022	487	—
			One stop*	L + 5.50%(c)	8.10%	11/2022	342	—
			One stop	L + 5.50%(c)(f)	8.91%	11/2022	35	—
			LLC units(13)	N/A	N/A	N/A	153	0.1%
Global ID Corporation	504 N 4th Street, Suite 204 Fairfield, IA 52556	Beverage, Food and Tobacco	One stop*	L + 6.50%(c)	9.13%	11/2021	5,118	—
			One stop*	L + 6.50%(c)	9.13%	11/2021	71	—
			One stop	L + 6.50%(c)	9.13%	11/2021	43	—
			One stop	L + 6.50%	N/A(7)	11/2021	—	—
			LLC interest	N/A	N/A	N/A	359	0.2%
Grease Monkey International, LLC	5575 DTC Pkwy Suite 100 Greenwood Village, CO 80111	Automobile	Senior loan^*	L + 5.00%(a)	7.50%	11/2022	4,838	—
			Senior loan~	L + 5.00%(a)	7.50%	11/2022	149	—
			Senior loan~	L + 5.00%(a)	7.50%	11/2022	105	—
			Senior loan~	L + 5.00%(a)	7.50%	11/2022	75	—
			Senior loan	L + 5.00%(a)	7.50%	11/2022	43	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
			Senior loan	L + 5.00%(a)	7.50%	11/2022	$12	—
			LLC units	N/A	N/A	N/A	701	0.5%
GS Acquisitionco, Inc.	3301 Benson Drive, #201 Releigh, NC 27609	Diversified/ Conglomerate Service	One stop*~	L + 5.25%(a)	7.75%	05/2024	22,725	—
			One stop*	L + 5.25%(a)	7.75%	05/2024	873	—
			One stop	L + 5.25%(c)	7.86%	05/2024	200	—
			One stop~	L + 5.25%(a)	7.75%	05/2024	185	—
			One stop	L + 5.00%	N/A(7)	05/2024	—	—
			LP interest	N/A	N/A	N/A	160	0.1%
HealthcareSource HR, Inc.	100 Sylvan Road, Suite 100 Woburn, MA 01801	Diversified/ Conglomerate Service	One stop*	L + 6.75%(c)	9.35%	05/2020	23,269	—
			One stop	L + 6.75%	N/A(7)	05/2020	—	—
			LLC interest	N/A	N/A	N/A	484	0.0%(17)
Hopdoddy Holdings, LLC	14850 N. Scottsdale Road, Suite 265 Scottsdale, AZ 85254	Beverage, Food and Tobacco	Equity	N/A	N/A	N/A	92	0.5%
			Equity	N/A	N/A	N/A	26	0.4%
Hydraulic Authority III Limited	199 The Vale Acton London W3 7QS United Kingdon	Diversified/ Conglomerate Service	One stop(9)(10)(11)	L + 6.00%(h)(i)	7.00%	11/2025	6,049	—
			One stop(9)(10)(11)	N/A	11.00% PIK	11/2028	87	—
			One stop(9)(10)(11)	L + 6.00%(h)	7.00%	11/2025	15	—
			Preferred stock(9)(10)(11)	N/A	N/A	N/A	173	0.4%
			Common stock(9)(10)(11)	N/A	N/A	N/A	—	0.3%
ICIMS, Inc.	90 Matawan Road Parkway, 5th Floor Matawan, NJ 07747	Diversified/ Conglomerate Service	One stop~	L + 6.50%(a)	8.99%	09/2024	5,413	—
			One stop	L + 6.50%	N/A(7)	09/2024	—	—
III US Holdings, LLC	5850 Shellmound Way Emeryville, CA 94608	Diversified/ Conglomerate Service	One stop	L + 6.00%	N/A(7)	09/2022	—	—
ILC Dover, LP	One Moonwalker Road Frederica, DE 19946	Aerospace and Defense	Senior loan~	L + 4.75%(c)	7.63%	12/2023	9,878	—
Immucor, Inc.	3130 Gateway Drive, PO Box 5625 Norcross, GA 30091	Healthcare, Education and Childcare	Senior loan	L + 5.00%(c)	7.60%	06/2021	1,588	—
Imperial Optical Midco Inc.	1602 Tullamore Ave Bloomington, IL 61704	Personal, Food and Miscellaneous Services	One stop	L + 4.75%(b)	7.31%	08/2023	2,711	—
			One stop	L + 4.75%(b)	7.33%	08/2023	49	—
			One stop	L + 4.75%	N/A(7)	08/2023	—	—
IMPLUS Footcare, LLC	9221 Globe Center Drive, Suite 120 Morrisvilee, NC 27560	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.75%(c)	9.35%	04/2021	57	—
			One stop	L + 6.75%(c)	9.35%	04/2021	9,959	—
			One stop	L + 6.75%(c)	9.38%	04/2021	1,754	—
Imprivata, Inc.	10 Maguire Road, Building 1, Suite 125 Lexinton, MA 02421	Diversified/ Conglomerate Service	Senior loan*~	L + 4.00%(c)	6.60%	10/2023	8,181	—
			Senior loan	L + 4.00%	N/A(7)	10/2023	—	—
Infogix, Inc.	1240 East Diehl Road, Suite 400 Naperville, IL 60563	Diversified/ Conglomerate Service	One stop~	L + 6.00%(c)	8.60%	04/2024	3,313	—
			One stop~	L + 6.00%(c)	8.60%	04/2024	512	—
			One stop	L + 6.00%	N/A(7)	04/2024	—	—
Inhance Technologies Holdings LLC	16223 Park Row, Suite 100 Houston, TX 77084	Chemicals, Plastics and Rubber	One stop	L + 5.25%(c)	7.84%	07/2024	6,863	—
			One stop	L + 5.25%	N/A(7)	07/2024	—	—
			One stop	L + 5.25%	N/A(7)	07/2024	—	—
			LLC units	N/A	N/A	N/A	61	0.1%

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
Institutional Shareholder Services	702 King Farm Blvd, Suite 400 Rockville, MD 02850	Finance	Senior loan~	L + 4.50%(c)	7.10%	03/2026	$4,776	—
			Senior loan	L + 4.50%(c)	7.10%	03/2024	6	—
Integral Ad Science, Inc.	95 Morton Street, 8th Floor New York, NY 10014	Diversified/ Conglomerate Service	One stop~	L + 7.25%(a)	8.50% cash/ 1.25% PIK	07/2024	5,032	—
			One stop(6)	L + 7.25%	N/A(7)	07/2023	(2)	—
IntegraMed America, Inc.	2 Manhattanville Road Purchase, NY 10577	Healthcare, Education and Childcare	LLC interest	N/A	N/A	N/A	122	0.1%
Integration Appliance, Inc.	200 Portage Ave. Palo Alto, CA 94306	Diversified/ Conglomerate Service	One stop^*~	L + 7.25%(a)	9.74%	08/2023	34,762	—
			One stop	L + 7.25%(a)	9.74%	08/2023	749	—
Integrity Marketing Acquisition, LLC	9111 Cypress Waters Blvd. Suite 450 Dallas, TX 75019	Insurance	Senior loan~	L + 4.25%(c)	6.85%	11/2025	1,733	—
			Senior loan	L + 4.25%(c)	7.05%	11/2025	15	—
Internet Pipeline, Inc.	222 Valley Creek Boulevard, Suite 300 Exton, PA 19341	Insurance	One stop	L + 4.75%(a)	7.25%	08/2022	4,786	—
			One stop*	L + 4.75%(a)	7.25%	08/2022	2,066	—
			One stop*	L + 4.75%(a)	7.25%	08/2022	782	—
			One stop	L + 4.75%	N/A(7)	08/2021	—	—
			Preferred stock	N/A	N/A	N/A	105	0.0%(17)
			Common stock	N/A	N/A	N/A	221	0.0%(17)
Inventus Power, Inc.	4 Westbrook Corporate Center, Suite 900 Westchester, IL 60154	Diversified/ Conglomerate Manufacturing	One stop^*	L + 6.50%(a)	9.00%	04/2020	6,518	—
			One stop	L + 6.50%(a)(c)	9.04%	04/2020	236	—
			Equity	N/A	N/A	N/A	—	0.0%(17)
			Preferred stock	N/A	N/A	N/A	47	0.3%
			Common stock	N/A	N/A	N/A	—	0.3%
Invoice Cloud, Inc.	30 Braintree Hill Office Park, Suite 303 Braintree, MA 02184	Diversified/ Conglomerate Service	One stop~	L + 6.50%(c)	5.95% cash/ 3.25% PIK	02/2024	3,807	—
			One stop	L + 6.00%	N/A(7)	02/2024	—	—
			One stop(6)	L + 6.00%	N/A(7)	02/2024	(2)	—
JAMF Holdings, Inc.	100 Washington Ave South, Suite 1100 Minneapolis, MN 55401	Diversified/ Conglomerate Service	One stop~	L + 8.00%(c)	10.69%	11/2022	5,276	—
			One stop	L + 8.00%(a)	10.50%	11/2022	34	—
Jensen Hughes, Inc.	3610 Commerce Drive Suite 817 Baltimore, MD 21227	Buildings and Real Estate	Senior loan	L + 4.25%(c)(f)	6.86%	03/2024	499	—
			Senior loan	L + 4.25%(c)(f)	6.86%	03/2024	153	—
			Senior loan	L + 4.25%(c)(f)	6.86%	03/2024	32	—
			Senior loan	L + 4.25%(a)(c)(f)	6.86%	03/2024	8	—
Jet Equipment & Tools Ltd.	49 Schooner Street Coquitlam, BC V3K 0B3	Retail Stores	One stop~(9)(10)(12)	L + 5.75%(a)	7.72%	11/2024	8,357	—
			One stop*(9)(12)	L + 5.75%(c)	8.38%	11/2024	4,950	—
			One stop~(9)(12)	L + 5.75%(a)	8.25%	11/2024	2,030	—
			One stop(6)(9)(10)(12)	L + 5.75%	N/A(7)	11/2024	(1)	—
			LLC units(9)(10)(12)	N/A	N/A	N/A	555	0.3%
Joerns Healthcare, LLC	2430 Whitehall Park Drive, Suite 100 Charlotte, NC 28273	Healthcare, Education and Childcare	One stop^*	L + 6.00%(c)	8.63%	05/2020	2,938	—
Kareo, Inc.	3353 Michelson, Suite 400 Irvine, CA 92612	Diversified/ Conglomerate Service	One stop	L + 9.00%(a)	11.50%	06/2022	4,550	—
			One stop~	L + 9.00%(a)	11.50%	06/2022	417	—
			One stop	L + 9.00%(a)	11.50%	06/2022	334	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
			One stop	L + 9.00%	N/A(7)	06/2022	$—	—
			Preferred stock	N/A	N/A	N/A	4	—
			Warrants	N/A	N/A	N/A	4	—
			Warrants	N/A	N/A	N/A	5	—
Katena Holdings, Inc.	4 Stewart Court Denville, NJ 07834	Healthcare, Education and Childcare	One stop^	L + 5.50%(c)	8.10%	06/2021	8,479	—
			One stop^	L + 5.50%(c)	8.10%	06/2021	828	—
			One stop	L + 5.50%(c)	8.10%	06/2021	565	—
			One stop	P + 4.50%(f)	10.00%	06/2021	15	—
			LLC units	N/A	N/A	N/A	389	0.5%
Keais Records Service, LLC	1010 Lamar Street, 18th Floor Houston, TX 77002	Diversified/ Conglomerate Service	One stop~	L + 4.50%(a)	7.00%	10/2024	8,790	—
			One stop	L + 4.50%	N/A(7)	10/2024	—	—
			One stop	L + 4.50%	N/A(7)	10/2024	—	—
Learn-it Systems, LLC	3600 Clipper Mill Road, Suite 330 Baltimore, MD 21211	Diversified/ Conglomerate Service	Senior loan~	L + 4.50%(c)	7.11%	03/2025	867	—
			Senior loan	L + 4.50%(a)(c)	7.05%	03/2025	10	—
			Senior loan(6)	L + 4.50%	N/A(7)	03/2025	(2)	—
LMP TR Holdings, LLC	1516 Demonbreun Street Nashville, TN 37203	Leisure, Amusement, Motion Pictures, Entertainment	LLC units	N/A	N/A	N/A	1,019	3.0%
Lombart Brothers, Inc.	5358 Robin Hood Rd. Norfolk, VA 23513	Healthcare, Education and Childcare	One stop^*	L + 6.25%(c)	8.85%	04/2023	13,419	—
			One stop^(9)	L + 6.25%(c)	8.85%	04/2023	1,619	—
			One stop	P + 5.00%(f)	10.50%	04/2023	72	—
			One stop(9)	P + 5.00%(f)	10.50%	04/2023	4	—
			Common stock	N/A	N/A	N/A	242	0.1%
Marshall Retail Group LLC, The	5385 Wynn Road Las Vegas, NV 89118	Retail Stores	One stop^*	L + 6.00%(c)	8.80%	08/2020	11,896	—
			One stop	P + 4.75%(f)	10.25%	08/2019	658	—
			LLC units	N/A	N/A	N/A	119	0.1%
Massage Envy, LLC	14350 N 87th St, Suite 200 Scottsdale, AZ 85260	Personal and Non Durable Consumer Products (Mfg. Only)	One stop^*~	L + 6.75%(b)	9.31%	09/2020	34,657	—
			One stop^	L + 6.75%(a)	9.24%	09/2020	98	—
			One stop	L + 6.75%(a)(c)(f)	9.51%	09/2020	75	—
			One stop*	L + 6.75%(a)(b)	9.26%	09/2020	64	—
			One stop^	L + 6.75%(a)(f)	9.25%	09/2020	48	—
			One stop*	L + 6.75%(a)(f)	9.26%	09/2020	41	—
			One stop^	L + 6.75%(a)(f)	9.25%	09/2020	40	—
			One stop^	L + 6.75%(b)	9.31%	09/2020	38	—
			One stop^	L + 6.75%(a)(f)	9.24%	09/2020	34	—
			One stop	L + 6.75%(a)(b)	9.25%	09/2020	30	—
			One stop^	L + 6.75%(b)	9.31%	09/2020	19	—
			One stop^	L + 6.75%(a)(b)	9.26%	09/2020	15	—
			One stop	L + 6.75%	N/A(7)	09/2020	—	—
			One stop	L + 6.75%	N/A(7)	09/2020	—	—
			LLC interest	N/A	N/A	N/A	1,684	0.4%
Maverick Bidco Inc.	5001 Plaza on the Lake, Suite 111 Austin, TX 78746	Diversified/ Conglomerate Service	One stop*~	L + 6.25%(c)	8.85%	04/2023	17,032	—
			One stop*	L + 6.25%(c)	8.85%	04/2023	163	—
			One stop	L + 6.25%(c)	9.01%	04/2023	31	—
			LLC units	N/A	N/A	N/A	253	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
MD Now Holdings, Inc.	2007 Palm Beach Lakes Blvd. West Palm Beach, FL 33409	Healthcare, Education and Childcare	One stop~	L + 5.00%(c)	7.60%	08/2024	$7,731	—
			One stop	L + 5.00%	N/A(7)	08/2024	—	—
			One stop	L + 5.00%	N/A(7)	08/2024	—	—
			LLC units	N/A	N/A	N/A	79	0.0%(17)
Mendocino Farms, LLC	13103 Ventura Blvd., Suite 100 Studio City, CA 91604	Beverage, Food and Tobacco	One stop	L + 8.50%(a)	3.50% cash/ 7.50% PIK	06/2023	50	—
			One stop	L + 1.00%	N/A(7)	06/2023	—	—
			Common stock	N/A	N/A	N/A	47	0.0%(17)
Messenger, LLC	318 East 7th Street Auburn, IN 46706	Printing and Publishing	One stop	L + 6.00%(a)(f)	8.52%	08/2023	3,393	—
			One stop	L + 6.00%	N/A(7)	08/2023	—	—
Mid-America Pet Food, L.L.C.	2024 N. Frontage Road Mt. Pleasant, Texas 75455	Beverage, Food and Tobacco	One stop^*	L + 6.00%(c)	8.60%	12/2021	10,698	—
			One stop	L + 6.00%	N/A(7)	12/2021	—	—
Mills Fleet Farm Group LLC	512 Laurel Street, PO Box 5055 Brainerd, MN 56401	Retail Stores	One stop^*~	L + 6.25%(a)	8.75%	10/2024	6,685	—
Mindbody, Inc.	4051 Broad Street, Suite 220 San Luis Obispo, CA 93401	Diversified/ Conglomerate Service	One stop~	L + 7.00%(a)	9.48%	02/2025	22,383	—
			One stop(6)	L + 7.00%	N/A(7)	02/2025	(1)	—
Ministry Brands, LLC	9620 Executive Center Drive North, Suite 200 St. Petersburg, FL 33702	Diversified/ Conglomerate Service	Senior loan	L + 4.00%(a)	6.50%	12/2022	862	—
			Senior loan	L + 4.00%(a)	6.50%	12/2022	493	—
			Senior loan	L + 4.00%(a)	6.50%	12/2022	27	—
MMan Acquisition Co.	22 Crosby Drive, Suite 100 Bedford, MA 01730	Diversified/ Conglomerate Service	One stop^*	L + 3.00%(c)	5.74%	08/2023	8,197	—
			Common stock	N/A	N/A	N/A	16	0.0%(17)
			Preferred stock	N/A	N/A	N/A	757	0.0%(17)
MRI Software LLC	28925 Fountain Parkway Solon, OH 44139	Buildings and Real Estate	One stop^	L + 5.50%(a)	8.00%	06/2023	23,564	—
			One stop^*~	L + 5.50%(a)	8.00%	06/2023	13,674	—
			One stop^	L + 5.50%(a)	8.00%	06/2023	355	—
			One stop	L + 5.50%(c)	8.30%	06/2023	333	—
			One stop~	L + 5.50%(a)	8.00%	06/2023	294	—
			One stop*	L + 5.50%(a)	8.00%	06/2023	294	—
			One stop*	L + 5.50%(a)	8.00%	06/2023	193	—
			One stop^	L + 5.50%(a)	8.00%	06/2023	164	—
			One stop~	L + 5.50%(c)	8.30%	06/2023	105	—
			One stop~	L + 5.50%(a)	8.00%	06/2023	97	—
			One stop	L + 5.50%(c)	8.10%	06/2023	61	—
			One stop	L + 5.50%(a)(c)	8.00%	06/2023	19	—
MWD Management, LLC & MWD Services, Inc.	320 Seven Springs Way, Suite 250 Brentwood, TN 37027	Healthcare, Education and Childcare	One stop*	L + 5.25%(c)	7.85%	06/2023	5,836	—
			One stop^	L + 5.25%(c)	7.85%	06/2023	228	—
			One stop	L + 5.25%	N/A(7)	06/2022	—	—
			One stop	L + 5.25%	N/A(7)	06/2023	—	—
			LLC interest	N/A	N/A	N/A	119	0.2%
NBC Intermediate, LLC	4560 Belt Line Road, Ste 350 Addison, TX 75001	Beverage, Food and Tobacco	Senior loan^	L + 4.25%(a)	6.75%	09/2023	2,024	—
			Senior loan	L + 4.25%	N/A(7)	09/2023	—	—
			Senior loan*	L + 4.25%(a)	6.75%	09/2023	1,091	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
Net Health Acquisition Corp.	40 24th Street, 5th Floor Pittsburgh, PA 15222	Diversified/ Conglomerate Service	One stop*	L + 5.50%(c)	8.10%	12/2023	$3,838	—
			One stop*	L + 5.50%(c)	8.10%	12/2023	537	—
			One stop	L + 5.50%	N/A(7)	12/2023	—	—
			LP interest	N/A	N/A	N/A	421	0.2%
NetMotion Wireless Holdings, Inc.	701 N 34th Street, Suite 250 Seattle, WA 98103	Telecommunications	One stop^*	L + 6.25%(c)	8.85%	10/2021	6,360	—
			One stop	L + 6.25%	N/A(7)	10/2021	—	—
Netsmart Technologies, Inc.	4950 College Blvd Overland Park, KS 66211	Diversified/ Conglomerate Service	Senior loan	L + 3.75%(a)	6.25%	04/2023	1,719	—
			Senior loan(6)	L + 4.75%	N/A(7)	04/2023	(1)	—
Nextech Systems, LLC	5550 Executive Drive, #350 Tampa, FL 33609	Diversified/ Conglomerate Service	One stop*~	L + 6.00%(a)	8.50%	03/2024	10,202	—
			One stop~	L + 6.00%(a)	8.50%	03/2024	5,579	—
			One stop(6)	L + 6.00%	N/A(7)	03/2024	(1)	—
Nexus Brands Group, Inc.	168 E Freedom Ave Anaheim, CA 92801	Diversified/ Conglomerate Service	One stop*	L + 6.00%(c)	8.59%	11/2023	5,721	—
			One stop(9)(10)	L + 6.00%(c)	6.84%	11/2023	3,323	—
			One stop	L + 6.00%(c)(f)	8.60%	11/2023	124	—
			One stop~	L + 6.00%(c)	8.60%	11/2023	90	—
			One stop	L + 6.00%(a)(c)	8.54%	11/2023	41	—
			One stop(9)(10)	L + 6.00%	N/A(7)	11/2023	—	—
			One stop(9)(10)	L + 6.00%	N/A(7)	11/2023	—	—
			LP interest	N/A	N/A	N/A	222	0.2%
NTS Technical Systems	24007 Ventura Blvd, Suite 200 Calabasas, CA 91302	Aerospace and Defense	One stop^*~	L + 6.25%(a)	8.74%	06/2021	22,299	—
			One stop~	L + 6.25%(a)	8.74%	06/2021	3,682	—
			One stop	L + 6.25%	N/A(7)	06/2021	—	—
			Common stock	N/A	N/A	N/A	573	0.6%
			Preferred stock	N/A	N/A	N/A	350	0.6%
			Preferred stock	N/A	N/A	N/A	193	0.6%
Oliver Street Dermatology Holdings, LLC	5310 Harvest Hill Road, Suite 290 Dallas, TX 75230	Healthcare, Education and Childcare	One stop~	L + 6.25%(c)	8.85%	05/2022	8,383	—
			One stop~	L + 6.25%(c)	8.85%	05/2022	846	—
			One stop*	L + 6.25%(c)	8.85%	05/2022	188	—
			One stop^	L + 6.25%(c)	8.85%	05/2022	135	—
			One stop	L + 6.25%(c)	8.90%	05/2022	123	—
			One stop*	L + 6.25%(c)	8.85%	05/2022	119	—
			One stop*	L + 6.25%(c)	8.85%	05/2022	104	—
			One stop^	L + 6.25%(c)	8.85%	05/2022	81	—
			One stop*	L + 6.25%(c)	8.85%	05/2022	70	—
			One stop~	L + 6.25%(c)	8.85%	05/2022	43	—
			One stop^	L + 6.25%(c)	8.85%	05/2022	41	—
			One stop*	L + 6.25%(c)	8.85%	05/2022	37	—
			One stop^	L + 6.25%(c)	8.85%	05/2022	29	—
			One stop^	L + 6.25%(c)	8.85%	05/2022	27	—
			One stop	L + 6.25%	N/A(7)	05/2022	—	—
			LLC units	N/A	N/A	N/A	121	0.1%
Onicon Incorporated	1500 N. Belcher Road Clearwater, FL 33764	Diversified/ Conglomerate Manufacturing	One stop^~	P + 4.50%(f)	10.00%	04/2022	22,118	—
			One stop(9)(10)	L + 5.50%(a)	6.50%	04/2022	4,291	—
			One stop	P + 4.50%(f)	10.00%	04/2022	135	—
ONsite Mammography, LLC	815 North Road Westfield, MA 01085	Healthcare, Education and Childcare	One stop	L + 6.75%(a)	9.25%	11/2023	3,048	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
			One stop	L + 6.75%(a)(d)	9.45%	11/2023	$39	—
			One stop	L + 6.75%(d)	9.62%	11/2023	8	—
Orchid Underwriters Agency, LLC	1201 19th place, Suite A-110 Vero Beach, FL 32960	Insurance	Senior loan~	L + 4.50%(c)	7.38%	12/2024	2,385	—
			Senior loan	L + 4.50%	N/A(7)	12/2024	—	—
			Senior loan	L + 4.50%	N/A(7)	12/2024	—	—
			Preferred stock	N/A	N/A	N/A	37	0.0%(17)
Orthotics Holdings, Inc.	2905 Veterans Memorial Hwy Ronkonkoma, NY 11779	Personal and Non Durable Consumer Products (Mfg. Only)	One stop*	L + 5.50%(a)	8.00%	02/2020	8,162	—
			One stop*(9)	L + 5.50%(a)	8.00%	02/2020	1,338	—
			One stop(9)	L + 5.50%	N/A(7)	02/2020	—	—
			One stop	L + 5.50%	N/A(7)	02/2020	—	—
Pace Analytical Services, LLC	1800 Elm Street SE Minneapolis, MN 55414	Ecological	One stop~	L + 5.50%(a)	8.00%	09/2022	15,113	—
			One stop^	L + 5.50%(a)	8.00%	09/2022	1,405	—
			One stop*	L + 5.50%(a)	8.00%	09/2022	713	—
			One stop*	L + 5.50%(a)	8.00%	09/2022	344	—
			One stop	L + 5.50%(a)	8.00%	09/2022	159	—
			One stop^	L + 5.50%(a)	8.00%	09/2022	118	—
			One stop	L + 5.50%(a)	8.00%	09/2022	54	—
			One stop	L + 5.50%(a)	8.00%	09/2022	30	—
			One stop	L + 5.50%	N/A(7)	09/2022	—	—
			One stop	L + 5.50%	N/A(7)	09/2022	—	—
			Common stock	N/A	N/A	N/A	350	0.1%
PADI Holdco, Inc.	30151 Tomas St. Rancho Santa Margarita, CA 92688	Leisure, Amusement, Motion Pictures, Entertainment	One stop~(9)(10)	E + 5.75%(g)	5.75%	04/2023	8,958	—
			One stop*	L + 5.75%(c)	8.50%	04/2023	9,628	—
			One stop	L + 5.75%(b)(c)	8.39%	04/2022	23	—
			LLC units	N/A	N/A	N/A	457	0.1%
Paper Source, Inc.	410 Milwaukee Ave Chicago, IL 60654	Retail Stores	One stop^*~	L + 6.25%(c)	8.85%	09/2019	12,255	—
			One stop*	L + 6.25%(c)	8.85%	09/2019	1,628	—
			One stop	P + 5.00%(f)	0.105	09/2019	339	—
			Common stock	N/A	N/A	N/A	430	0.8%
Pasternack Enterprises, Inc. and Fairview Microwave, Inc	17802 Fitch Drive Irvine, CA 92614	Diversified/ Conglomerate Manufacturing	Senior loan~	L + 4.00%(a)	6.50%	07/2025	5,606	—
			Senior loan	L + 4.00%	N/A(7)	07/2023	—	—
Pentec Acquisition Sub, Inc.	4 Creek Parkway Boothwyn, PA 19061	Healthcare, Education and Childcare	Preferred stock	N/A	N/A	N/A	167	0.1%
Personify, Inc.	6500 River Place Blvd., Bldg III, Ste 250 Austin, TX 78730	Diversified/ Conglomerate Service	One stop~	L + 5.75%(c)	8.35%	09/2024	7,296	—
			One stop	L + 5.75%	N/A(7)	09/2024	—	—
			LLC units	N/A	N/A	N/A	272	0.3%
Pet Holdings ULC	130 Royal Crest Court Markham, Ontario, L3R 0A1	Retail Stores	One stop^*~(9)(12)	L + 5.50%(c)	8.30%	07/2022	14,703	—
			One stop^*(9)(12)	L + 5.50%(c)	0.08297	07/2022	99	—
			One stop(9)(12)	L + 5.50%	N/A(7)	07/2022	—	—
			LP interest(12)	N/A	N/A	N/A	330	0.1%
Pet Supplies Plus, LLC	17197 N. Laurel Park Dr. 402 Livonia, MI 48152	Retail Stores	Senior loan*	L + 4.50%(c)	7.10%	12/2024	6,739	—
			Senior loan	L + 4.50%	N/A(7)	12/2023	—	—
			LLC units	N/A	N/A	N/A	67	0.0%(17)
PetPeople Enterprises, LLC	4390 Reynolds Dr. Hilliard, OH 43026	Retail Stores	One stop^	L + 5.00%(a)	7.50%	09/2023	3,098	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
			One stop	L + 5.00%(a)	7.50%	09/2023	$60	—
			One stop	L + 5.00%(a)	7.50%	09/2023	15	—
PetroChoice Holdings, Inc.	1300 Virginia Dr, Suite 405 Fort Washington, PA 19034	Diversified/ Conglomerate Manufacturing	Senior loan^	L + 5.00%(c)	7.74%	08/2022	1,723	—
Pinnacle Treatment Centers, Inc.	1317 Route 73, Suite 200 Mt. Laurel, NJ 08054	Healthcare, Education and Childcare	One stop	L + 5.75%(c)	8.49%	08/2021	9,829	—
			One stop~	L + 5.75%(c)	8.49%	08/2021	364	—
			One stop^	L + 5.75%(c)	8.49%	08/2021	54	—
			One stop	L + 5.75%(c)	8.49%	08/2021	42	—
			One stop	L + 5.75%(c)(f)	8.95%	08/2021	33	—
			One stop	L + 5.75%	N/A(7)	08/2021	—	—
			Preferred stock	N/A	N/A	N/A	279	0.2%
			Common stock	N/A	N/A	N/A	17	0.2%
Plano Molding Company, LLC	31 E. South Street Plano, IL 60545	Home and Office Furnishings, Housewares, and Durable Consumer	One stop^	L + 7.50%(a)	9.99%	05/2021	9,198	—
Polk Acquisition Corp.	2727 Interstate Drive Lakeland, FL 33805	Automobile	Senior loan*	L + 5.25%(c)	7.85%	06/2022	124	—
			LP interest	N/A	N/A	N/A	59	0.1%
Power Stop, LLC	6112 W. 73rd Street Bedford Park, IL 60638	Automobile	Senior loan~	L + 4.75%(c)(f)	7.35%	10/2025	1,352	—
PPT Management Holdings, LLC	333 Earle Ovington Blvd., Suite 225 Uniondale, NY 11553	Healthcare, Education and Childcare	One stop	L + 7.50%(a)	3.49% cash/ 6.50% PIK	12/2022	9,443	—
			One stop	L + 7.50%(a)	3.49% cash/ 6.50% PIK	12/2022	125	—
			One stop	L + 7.50%(a)	3.49% cash/ 6.50% PIK	12/2022	74	—
			One stop	L + 7.50%(a)	3.49% cash/ 6.50% PIK	12/2022	34	—
			One stop(6)	L + 7.50%(a)	3.49% cash/ 6.50% PIK	12/2022	(24)	—
PPV Intermediate Holdings II, LLC	6541 Sexton Drive NW, Building G Oiympia, WA 98502	Personal, Food and Miscellaneous Services	One stop	P + 4.00%(f)	9.50%	05/2023	32	—
			One stop	N/A	7.90% PIK	05/2023	2	—
			One stop	L + 5.00%	N/A(7)	05/2020	—	—
			LLC interest	N/A	N/A	N/A	12	0.0%(17)
Pride Midco, Inc.	4811 Montgomery Rd Cincinnati, OH 45212	Diversified/ Conglomerate Service	Preferred stock	N/A	N/A	N/A	1,184	0.6%
Project Alpha Intermediate Holding, Inc.	150 N Radnor Chester Road, Suite E-220 Radnor PA 19087	Diversified/ Conglomerate Service	Common stock	N/A	N/A	N/A	521	0.0%(17)
			Common stock	N/A	N/A	N/A	183	0.0%(17)
Project Silverback Holdings Corp.	2000 Waterview Drive, Suite 300 Hamilton, NJ 08691	Electronics	Preferred stock	N/A	N/A	N/A	—	0.1%
Property Brands, Inc.	11121 Kingston Pike, Suite E Knoxville, TN 37934	Diversified/ Conglomerate Service	One stop	L + 6.00%(a)	8.50%	01/2024	10,709	—
			One stop*	L + 6.00%(a)	8.49%	01/2024	3,018	—
			One stop^	L + 6.00%(a)	8.50%	01/2024	216	—
			One stop	L + 6.00%(a)	8.50%	01/2024	141	—
			One stop	L + 6.00%(a)	8.50%	01/2024	79	—
			One stop	L + 6.00%(c)	8.49%	01/2024	50	—
			One stop(6)	L + 6.00%	N/A(7)	01/2024	(1)	—
			One stop(6)	L + 6.00%	N/A(7)	01/2024	(6)	—
			Preferred stock	N/A	N/A	N/A	342	0.1%

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
Purfoods, LLC	3210 SE Corporate Woods Dr. Ankeny, IA 50021	Beverage, Food and Tobacco	One stop	L + 5.50%(c)	8.13%	05/2021	$8,379	—
			One stop	N/A	7.00% PIK	05/2026	116	—
			One stop	L + 5.50%(c)	8.10%	05/2021	55	—
			One stop	L + 5.50%(a)(c)	8.05%	05/2021	55	—
			One stop^	L + 5.50%(c)	8.10%	05/2021	39	—
			One stop~	L + 5.50%(c)	8.10%	05/2021	30	—
			One stop~	L + 5.50%(c)	8.10%	05/2021	30	—
			One stop*	L + 5.50%(c)	8.10%	05/2021	30	—
			One stop^	L + 5.50%(c)	8.10%	05/2021	24	—
			One stop^	L + 5.50%(c)	8.10%	05/2021	15	—
			One stop^	L + 5.50%(c)	8.10%	05/2021	15	—
			One stop^	L + 5.50%(c)	8.10%	05/2021	14	—
			One stop^	L + 5.50%(c)	8.10%	05/2021	11	—
			One stop^	L + 5.50%(c)	8.10%	05/2021	11	—
			One stop^	L + 5.50%(c)	8.10%	05/2021	10	—
			One stop	L + 5.50%	N/A(7)	05/2021	—	—
			One stop	L + 5.50%	N/A(7)	05/2021	—	—
			LLC interest	N/A	N/A	N/A	662	0.3%
Pyramid Healthcare, Inc.	270 Lakemont Park Blvd. Altoona, PA 16602	Healthcare, Education and Childcare	One stop*	L + 6.50%(c)	9.10%	08/2020	1,142	—
			One stop	L + 6.50%(a)(c)	9.02%	08/2020	75	—
			One stop	L + 6.50%	N/A(7)	08/2020	—	—
Quick Quack Car Wash Holdings, LLC	1380 Lead Hill Blvd, #260 Roseville, CA 95661	Automobile	One stop*	L + 6.50%(a)	9.00%	04/2023	8,707	—
			One stop*	L + 6.50%(a)	9.00%	04/2023	149	—
			One stop*	L + 6.50%(a)	9.00%	04/2023	100	—
			One stop	L + 6.50%(a)	9.00%	04/2023	40	—
			One stop	L + 6.50%	N/A(7)	04/2023	—	—
			LLC units	N/A	N/A	N/A	207	0.0%(17)
R.G. Barry Corporation	13405 Yarmouth Road Pickerington, OH 43147	Personal, Food and Miscellaneous Services	Preferred stock	N/A	N/A	N/A	120	0.2%
Radiology Partners, Inc.	1600 Rosecrans Avenue, 4th Floor Manhattan Beach, CA 90266	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	213	0.1%
			LLC units	N/A	N/A	N/A	54	0.1%
RegEd Aquireco, LLC	2100 Gateway Centre Blvd., Suite 200 Morrisville, NC 27560	Diversified/ Conglomerate Service	Senior loan	L + 4.25%(a)	6.74%	12/2024	8,772	—
			Senior loan	P + 3.25%(f)	8.75%	12/2024	3	—
			Senior loan	L + 4.25%	N/A(7)	12/2024	—	—
			Preferred stock	N/A	N/A	N/A	138	0.1%
			Common stock	N/A	N/A	N/A	—	0.1%
Reladyne, Inc.	9395 Kenwood Rd, Suite 104 Blue Ash, OH 45242	Diversified/ Conglomerate Manufacturing	Senior loan^*	L + 5.00%(c)	7.80%	07/2022	16,793	—
			Senior loan	L + 5.00%(b)(c)	7.63%	07/2022	303	—
			Senior loan^	L + 5.00%(c)	7.80%	07/2022	172	—
			Senior loan~	L + 5.00%(c)	7.80%	07/2022	142	—
			Senior loan	L + 5.00%(a)	7.63%	07/2022	100	—
			Senior loan~	L + 5.00%(c)	7.80%	07/2022	65	—
			Senior loan	L + 5.00%	N/A(7)	07/2022	—	—
			LP interest	N/A	N/A	N/A	614	0.2%
Riverchase MSO, LLC	15051 South Tamiami Trail Fort Myers, Florida 33908	Healthcare, Education and Childcare	Senior loan*	L + 5.75%(c)	8.35%	10/2022	4,905	—
			Senior loan	L + 5.75%(a)(c)	8.34%	10/2022	65	—
RSC Acquisition, Inc.	160 Federal Street Boston, MA 02110	Insurance	Senior loan~	L + 4.25%(c)	6.85%	11/2022	4,465	—
			Senior loan	L + 4.25%(c)	6.93%	11/2022	2,291	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
			Senior loan	L + 4.25%	N/A(7)	11/2021	$—	—
			Senior loan	L + 4.25%	N/A(7)	11/2022	—	—
Rubio’s Restaurants, Inc.	1902 Wright Place, Suite 300 Carlsbad, CA 92008	Beverage, Food and Tobacco	Senior loan^*	L + 5.25%(c)	7.85%	10/2019	10,560	—
			Senior loan	P + 3.50%(f)	9.00%	10/2019	74	—
			Preferred stock	N/A	N/A	N/A	905	1.8%
Ruby Slipper Cafe LLC, The	315 S Broad Ave New Orleans, LA 70119	Personal, Food and Miscellaneous Services	One stop	L + 7.50%(c)	10.27%	01/2023	1,030	—
			One stop	L + 7.50%(c)	10.19%	01/2023	25	—
			One stop	L + 7.50%(c)	10.18%	01/2023	5	—
			LLC units	N/A	N/A	N/A	155	0.3%
RXH Buyer Corporation	155 White Plains Road Tarrytown, NY 10591	Healthcare, Education and Childcare	One stop^*~	L + 5.75%(c)	8.35%	09/2021	16,995	—
			One stop*	L + 5.75%(c)	8.35%	09/2021	1,923	—
			One stop	L + 5.75%(c)(f)	9.02%	09/2021	62	—
			LP interest	N/A	N/A	N/A	397	0.4%
Saba Software, Inc.	2400 Bridge Parkway Redwood Shores, CA 94065	Diversified/ Conglomerate Service	Senior loan^*~	L + 4.50%(a)	7.00%	05/2023	21,448	—
			Senior loan~	L + 4.50%(a)	7.00%	05/2023	6,910	—
			Senior loan	L + 4.50%	N/A(7)	05/2023	—	—
Sage Dental Management, LLC	951 Broken Sound Pkw NW, Suite 185 Boca Raton, FL 33487	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	12	0.5%
			LLC units	N/A	N/A	N/A	—	0.5%
SEI, Inc.	3854 Broadmoor Avenue Grand Rapids, MI 49512	Electronics	Senior loan*	L + 5.00%(a)	7.50%	07/2023	5,036	—
			LLC units	N/A	N/A	N/A	699	0.3%
Self Esteem Brands, LLC	12181 Margo Ave S, #100 Hastings, MN 55033	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan^*~	L + 4.25%(a)	6.75%	02/2022	16,143	—
			Senior loan(6)	L + 4.25%	N/A(7)	02/2022	(8)	—
Senior Loan Fund LLC	150 South Wacker Drive, Suite 800 Chicago, IL 60606	Investment Funds and Vehicles	LLC interest(9)(15)(16)	N/A	N/A	N/A	71,742	87.5%
SHO Holding I Corporation	250 S Australian Ave West Palm Beach, FL 33401	Textiles and Leather	Senior loan~	L + 5.00%(c)	7.74%	10/2022	2,111	—
			Senior loan	L + 4.00%(c)	6.79%	10/2021	13	—
SLMP, LLC	2090 Commerce Drive McKenney, TX 75069	Healthcare, Education and Childcare	One stop^	L + 6.00%(a)	8.50%	05/2023	7,506	—
			One stop^	L + 6.00%(a)	8.50%	05/2023	296	—
			Subordinated debt	N/A	7.50% PIK	05/2027	90	—
			One stop	L + 6.00%	N/A(7)	05/2023	—	—
			One stop	L + 6.00%	N/A(7)	05/2023	—	—
			LLC interest	N/A	N/A	N/A	350	0.3%
Sloan Company, Inc., The	5725 Olivas Park Drive Ventura, CA 93003	Electronics	One stop	L + 8.50%(c)	11.10%	04/2020	4,276	—
			One stop	L + 8.50%(c)	11.10%	04/2020	286	—
			One stop	L + 8.50%(c)	11.10%	04/2020	33	—
			LLC units	N/A	N/A	N/A	—	0.6%
			LLC units	N/A	N/A	N/A	—	0.5%
Sola Franchise, LLC and Sola Salon Studios, LLC	50 South Steele Street, Suite 1050 Denver, CO 80209	Retail Stores	One stop	L + 5.50%(c)	8.10%	10/2024	4,843	—
			One stop	L + 5.50%(c)	0.08101	10/2024	120	—
			One stop	L + 5.50%(a)	8.00%	10/2024	7	—
			One stop	L + 5.50%	N/A(7)	10/2024	—	—
			LLC units	N/A	N/A	N/A	199	0.4%
			LLC units	N/A	N/A	N/A	40	1.8%

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
Southern Veterinary Partners, LLC	800 Shades Creek Pkwy, Suite 625 Birmingham, AL 35209-4532	Personal, Food and Miscellaneous Services	One stop*	L + 5.50%(a)	8.00%	05/2025	$3,851	—
			One stop*	L + 5.50%(a)	0.0799863	05/2025	230	—
			One stop~	L + 5.50%(a)	8.00%	05/2025	204	—
			One stop*	L + 5.50%(a)	8.00%	05/2025	172	—
			One stop	L + 5.50%(a)	8.00%	05/2025	131	—
			One stop~	L + 5.50%(a)	8.00%	05/2025	112	—
			One stop*	L + 5.50%(a)	8.00%	05/2025	99	—
			One stop*	L + 5.50%(a)	8.00%	05/2025	76	—
			One stop	L + 5.50%(a)	8.00%	05/2023	75	—
			One stop*	L + 5.50%(a)	8.00%	05/2025	66	—
			One stop*	L + 5.50%(a)	8.00%	05/2025	50	—
			One stop	L + 5.50%	N/A(7)	05/2025	—	—
			LLC units	N/A	N/A	N/A	349	—
			LLC units	N/A	N/A	N/A	58	0.1%
Sovos Compliance	4th, 200 Ballardvale St. Wilmington, MA 01887	Electronics	One stop^*~	L + 6.00%(a)	8.50%	03/2022	9,186	—
			One stop^	L + 6.00%(a)	8.50%	03/2022	1,545	—
			One stop~	L + 6.00%(a)	8.50%	03/2022	172	—
			One stop	L + 6.00%	N/A(7)	03/2022	—	—
			One stop	L + 6.00%	N/A(7)	03/2022	—	—
Spear Education, LLC	7201 E. Princess Boulevard Scottsdale, AZ 85255	Healthcare, Education and Childcare	One stop^	L + 5.75%(c)	8.55%	08/2019	4,573	—
			One stop*	L + 5.75%(c)	8.55%	08/2019	74	—
			One stop	L + 5.75%	N/A(7)	08/2019	—	—
			LLC units	N/A	N/A	N/A	78	0.0%(17)
			LLC units	N/A	N/A	N/A	42	0.1%
SSH Corporation	23824 Highway 59 N. Kingwood, TX 77339	Healthcare, Education and Childcare	Equity	N/A	N/A	N/A	201	0.7%
Summit Behavioral Healthcare, LLC	8115 Isabella Ln, Suite 4 Brentwood, TN 37027	Healthcare, Education and Childcare	Senior loan^	L + 4.75%(d)	7.44%	10/2023	8,733	—
			Senior loan	L + 4.75%(c)(d)	7.45%	10/2023	115	—
			Senior loan	L + 4.75%(d)	7.43%	10/2023	27	—
			LLC interest	N/A	N/A	N/A	38	0.0%(17)
			LLC interest	N/A	N/A	N/A	—	0.0%(17)
Sunless Merger Sub, Inc.	8909 South Freeway Drive Macedonia, OH 44056	Diversified/ Conglomerate Manufacturing	Senior loan	L + 5.00%(a)(f)	7.54%	07/2019	1,321	—
			Senior loan	P + 3.75%(f)	9.25%	07/2019	237	—
			LP interest	N/A	N/A	N/A	—	0.0%(17)
Sunshine Sub, LLC	4776 New Broad Street, Suite 195 Orlando, FL 32814	Leisure, Amusement, Motion Pictures, Entertainment	One stop~	L + 4.75%(a)	7.25%	05/2024	7,682	—
			One stop	L + 4.75%(a)	7.25%	05/2024	425	—
			One stop	L + 4.75%	N/A(7)	05/2024	—	—
Surgical Information Systems, LLC	3650 Mansell Rd, Suite 500 Alpharetta, GA 30009	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	492	0.4%
Switchfly LLC	601 Montgomery Street, 17th Floor San Francisco, CA 94111	Diversified/ Conglomerate Service	One stop(9)(14)	L + 3.00%(c)	5.80%	10/2023	2,066	—
			One stop(9)(14)	L + 3.00%(c)	0.05797	10/2023	173	—
			One stop(9)(14)	L + 3.00%(c)	5.80%	10/2023	15	—
			One stop(9)(14)	L + 8.50%	N/A(7)	10/2023	—	—
			LLC units(9)(14)	N/A	N/A	N/A	1,099	1.1%

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
Teaching Company, The	4840 Westfields Blvd., Suite 500 Chantilly, VA 20151	Leisure, Amusement, Motion Pictures, Entertainment	One stop*	L + 4.75%(c)	7.45%	07/2023	$10,855	—
			One stop	L + 4.75%	N/A(7)	07/2023	—	—
Teasdale Quality Foods, Inc.	901 Packers Street Atwater, CA 95301	Grocery	Senior loan	L + 5.75%(c)	8.55%	10/2020	268	—
Telesoft, LLC	1611 E Camelback Rd. Suite 300 Phoenix, AZ 85016	Diversified/ Conglomerate Service	One stop*	L + 5.00%(c)	7.80%	07/2022	4,139	—
			One stop	L + 5.00%	N/A(7)	07/2022	—	—
TI Intermediate Holdings, LLC	310 Main Avenue Way SE Hickory, NC 28602	Diversified/ Conglomerate Service	Senior loan	L + 4.50%(a)(f)	7.00%	12/2024	1,675	—
			Senior loan	L + 4.50%(a)	7.00%	12/2024	3	—
Titan Fitness, LLC	8200 Greensboro Drive, Suite 900 McLean, VA 22102	Leisure, Amusement, Motion Pictures, Entertainment	One stop*	L + 4.75%(a)	7.24%	02/2025	15,529	—
			One stop(6)	L + 4.75%	N/A(7)	02/2025	(3)	—
			One stop(6)	L + 4.75%	N/A(7)	02/2025	(3)	—
Togetherwork Holdings, LLC	55 Washington Street, Suite 626 Brooklyn, NY 11201	Diversified/ Conglomerate Manufacturing	One stop~	L + 6.50%(a)	9.00%	03/2025	9,112	—
			One stop*	L + 6.50%(a)	9.00%	03/2025	554	—
			One stop	L + 6.50%(a)	9.00%	03/2025	150	—
			One stop~	L + 6.50%(a)	9.00%	03/2025	122	—
			One stop*~	L + 6.50%(a)	9.00%	03/2025	115	—
			One stop*	L + 6.50%(a)	9.00%	03/2025	107	—
			One stop	L + 6.50%(a)	8.99%	03/2024	72	—
			One stop	L + 6.50%(a)	9.00%	03/2025	67	—
			One stop~	L + 6.50%(a)	9.00%	03/2025	4	—
TouchTunes Interactive Networks, Inc.	850 Third Avenue, Suite 15C New York, NY 10022	Broadcasting and Entertainment	Senior loan^	L + 4.75%(a)	7.25%	05/2021	1,440	—
Transaction Data Systems, Inc.	788 Montgomery Avenue Ocoee, FL 34761	Diversified/ Conglomerate Service	One stop*~	L + 5.25%(a)	7.75%	06/2021	38,856	—
			One stop	L + 5.25%(a)	7.75%	06/2021	60	—
Tresys Technology Holdings, Inc.	8840 Stanford Blvd, Suite 2100 Columbia, MD 21045	Aerospace and Defense	One stop(8)	L + 6.75%(a)	9.25%	12/2019	1,170	—
			One stop(8)	L + 6.75%(a)	9.25%	12/2019	659	—
			Common stock	N/A	N/A	N/A	—	0.4%
Trintech, Inc.	15851 Dallas Pkwy, Suite 900 Addison, TX 75001	Diversified/ Conglomerate Service	One stop^~	L + 6.00%(c)	8.75%	12/2023	10,821	—
			One stop^~	L + 6.00%(c)	8.75%	12/2023	3,395	—
			One stop	L + 6.00%(c)	8.68%	12/2023	60	—
Tronair Parent, Inc.	1740 Eber Road Holland, OH 43528	Aerospace and Defense	Senior loan^	L + 4.75%(a)(c)	7.56%	09/2023	350	—
			Senior loan	L + 4.50%(a)(c)(f)	7.47%	09/2021	77	—
True Commerce, Inc.	90 S Cascade Ave., Suite 1200 Colorado Springs, CO 90803	Diversified/ Conglomerate Service	One stop^	L + 5.75%(c)	8.35%	11/2023	5,581	—
			One stop	L + 5.75%	N/A(7)	11/2023	—	—
U.S. Renal Care, Inc.	2400 Dallas Parkway, Suite 350 Plano, TX 75093	Healthcare, Education and Childcare	LP interest	N/A	N/A	N/A	1,699	0.2%
Uinta Brewing Company	1722 Fremont Dr Salt Lake City, Utah, 84104	Beverage, Food and Tobacco	One stop^(8)(9)(14)	L + 4.00%(a)	6.48%	08/2021	670	—
			One stop(8)(9)(14)	L + 4.00%(a)	0.0648375	08/2021	131	—
			Common stock(9)(14)	N/A	N/A	N/A	135	0.0%(17)
Upserve, Inc.	10 Dorrance Street Providence, RI 02903	Diversified/ Conglomerate Service	One stop~	L + 5.50%(a)	8.00%	07/2023	$2,969	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
			One stop	L + 5.50%(a)	8.00%	07/2023	100	—
			One stop	L + 5.50%	N/A(7)	07/2023	—	—
Valant Medical Solutions, Inc.	2033 6th Ave, Suite 500 Seattle, WA 98121	Diversified/ Conglomerate Service	One stop	L + 11.00%(c)	11.55% cash/ 2.25% PIK	10/2020	866	—
			Subordinated debt	N/A	6.00%	02/2020	224	—
			One stop	L + 11.00%(c)	11.55% cash/ 2.25% PIK	10/2020	11	—
			Equity	N/A	N/A	N/A	14	—
Velocity Technology Solutions, Inc.	1901 Roxborough Road Charlotte, NC 28211	Diversified/ Conglomerate Service	One stop*	L + 6.00%(c)	8.60%	12/2023	8,186	—
			One stop	L + 6.00%	N/A(7)	12/2023	—	—
Vendavo, Inc.	401 E. Middlefield Road Mountain View, CA 94043	Diversified/ Conglomerate Service	One stop*~	L + 8.50%(c)	11.13%	10/2022	28,935	—
			One stop	L + 8.50%	N/A(7)	10/2022	—	—
			Preferred stock	N/A	N/A	N/A	1,496	0.4%
Verisys Corporation	1001 N. Fairfax St., Suite 640 Alexandria, VA 22314	Diversified/ Conglomerate Service	One stop*	L + 6.75%(c)	9.35%	01/2023	3,866	—
			One stop	L + 6.75%	N/A(7)	01/2023	—	—
			LLC interest	N/A	N/A	N/A	246	0.3%
Veterinary Specialists of North America, LLC	106 Apple St., Suite 207 Trinton Falls, NJ 07724	Personal, Food and Miscellaneous Services	One stop^	P + 4.50%(a)(f)	9.53%	07/2021	7,293	—
			One stop^	P + 4.50%(f)	10.00%	07/2021	760	—
			One stop*	P + 4.50%(f)	10.00%	07/2021	413	—
			One stop*	P + 4.50%(f)	0.1	07/2021	160	—
			One stop~	P + 4.50%(f)	10.00%	07/2021	132	—
			One stop	L + 5.50%(a)(f)	8.91%	07/2021	127	—
			One stop^	P + 4.50%(f)	10.00%	07/2021	122	—
			One stop*	P + 4.50%(f)	10.00%	07/2021	62	—
			One stop	L + 5.50%(a)	7.99%	07/2021	29	—
			LLC units	N/A	N/A	N/A	375	—
Vitalyst, LLC	One Bala Plaza, Suite 434 Bala Cynwyd, PA 19004	Diversified/ Conglomerate Service	Preferred stock	N/A	N/A	N/A	76	0.1%
			Common stock	N/A	N/A	N/A	—	0.1%
Watchfire Enterprises, Inc.	1015 Maple Street Danville, IL 61832	Electronics	Second lien	L + 8.00%(c)	10.60%	10/2021	9,434	—
WBZ Investment LLC	9780 Meridian Blvd, Suite 400 Englewood, CO 80112	Leisure, Amusement, Motion Pictures, Entertainment	One stop	L + 5.50%(a)	8.00%	09/2024	5,123	—
			One stop	L + 5.50%(a)	7.98%	09/2024	32	—
			One stop	L + 5.50%	N/A(7)	09/2024	—	—
			LLC interest	N/A	N/A	N/A	49	0.2%
			LLC interest	N/A	N/A	N/A	33	0.2%
			LLC interest	N/A	N/A	N/A	27	0.2%
			LLC interest	N/A	N/A	N/A	24	0.2%
			LLC interest	N/A	N/A	N/A	10	0.2%
			LLC interest	N/A	N/A	N/A	1	0.2%
Wetzel’s Pretzels, LLC	35 Hugus Alley #300 Pasadena, CA 91103	Personal, Food and Miscellaneous Services	One stop*	L + 6.75%(a)	9.25%	09/2021	8,873	—
			One stop	L + 6.75%(a)	0.0924863	09/2021	19	—
			Common stock	N/A	N/A	N/A	218	0.2%
WHCG Management, LLC	227 Laurel Road, Suite 300 Voorhees, NJ 08043	Healthcare, Education and Childcare	Senior loan*	L + 5.00%(c)	7.60%	03/2023	2,217	—
			Senior loan	L + 5.00%(c)	7.61%	03/2023	94	—
			Senior loan	L + 5.00%	N/A(7)	03/2023	—	—
			LLC interest	N/A	N/A	N/A	$60	0.2%

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
Whitcraft LLC	76 Country Road Eastford, CT 06242	Aerospace and Defense	One stop^*	L + 6.25%(c)	8.85%	04/2023	12,376	—
			One stop^	L + 6.25%(c)	8.85%	04/2023	193	—
			One stop	L + 6.25%	N/A(7)	04/2023	—	—
			Common stock	N/A	N/A	N/A	600	0.3%
WIRB-Copernicus Group, Inc.	212 Carnegie Center, Suite 301 Princeton, NJ 08540	Healthcare, Education and Childcare	Senior loan^*~	L + 4.25%(a)	6.75%	08/2022	10,890	—
			Senior loan	L + 4.25%	N/A(7)	08/2022	—	—
			Senior loan	L + 4.25%	N/A(7)	08/2022	—	—
Wood Fired Holding Corp.	13850 Ballantyne Corporate Place, Suite 450 Charlotte, NC 28277	Beverage, Food and Tobacco	One stop*	L + 5.75%(c)	8.65%	12/2023	6,953	—
			One stop	L + 5.75%	N/A(7)	12/2023	—	—
			One stop	L + 5.75%	N/A(7)	12/2023	—	—
			Preferred units	N/A	N/A	N/A	205	—
			Common units	N/A	N/A	N/A	—	0.4%
Workforce Software, LLC	38705 Seven Mile Road Livonia, MI 48152	Diversified/ Conglomerate Service	One stop^	L + 6.50%(c)	9.28%	06/2021	5,848	—
			One stop~	L + 6.50%(c)	9.13%	06/2021	577	—
			One stop	L + 6.50%	N/A(7)	06/2021	1	—
			LLC units	N/A	N/A	N/A	354	0.1%
WRE Holding Corp.	577 Main Street, Suite 110 Hudson, MA 01749	Ecological	Senior loan*	L + 5.00%(a)	7.49%	01/2023	1,006	—
			Senior loan~	L + 5.00%(a)	7.49%	01/2023	42	—
			Senior loan	L + 5.00%(a)	7.49%	01/2023	18	—
			Senior loan	L + 5.00%(a)	7.49%	01/2023	12	—
WU Holdco, Inc.	705 Tri-State Parkway Gurnee, IL 60031	Personal and Non Durable Consumer Products (Mfg. Only)	One stop~	L + 5.50%(c)	8.11%	03/2026	952	—
			One stop	L + 5.50%	N/A(7)	03/2026	—	—
			One stop	L + 5.50%	N/A(7)	03/2025	—	—
Xmatters, Inc. and Alarmpoint, Inc.	12647 Alcosta Blvd, Suite 425 San Ramon, CA 94583	Diversified/ Conglomerate Service	Preferred stock	N/A	N/A	N/A	256	0.2%
			Warrant	N/A	N/A	N/A	19	0.0%(17)
			Preferred stock	N/A	N/A	N/A	16	0.0%(17)

^
Denotes that all or a portion of the loan secures the notes offered in the 2014 Debt Securitization.

*
Denotes that all or a portion of the loan secures the notes offered in the 2018 Debt Securitization.

~
Denotes that all or a portion of the loan collateralizes the MS Credit Facility II

(1)
Equity investments are non-income producing securities unless otherwise noted. Ownership of certain equity investments may occur through a holding company or partnership.

(2)
The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”), Euro Interbank Offered Rate (“EURIBOR” or “E”) or Prime (“P”) and which reset daily, monthly, quarterly, semiannually, or annually. For each, GBDC has provided the spread over LIBOR, EURIBOR or Prime and the weighted average current interest rate in effect as of March 29, 2019. Certain investments are subject to a LIBOR, EURIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable. Listed below are the index rates as of March 29, 2019, which was the last business day of the period on which LIBOR or EURIBOR was determined. The actual index rate for each loan listed may not be the applicable index rate outstanding as of March 29, 2019, as the loan may have priced or repriced based on an index rate prior to March 29, 2019.

(a)
Denotes that all or a portion of the loan was indexed to the 30-day LIBOR, which was 2.49% as of March 29, 2019.

(b)
Denotes that all or a portion of the loan was indexed to the 60-day LIBOR, which was 2.56% as of March 29, 2019.

(c)
Denotes that all or a portion of the loan was indexed to the 90-day LIBOR, which was 2.60% as of March 29, 2019.

(d)
Denotes that all or a portion of the loan was indexed to the 180-day LIBOR, which was 2.66% as of March 29, 2019.

(e)
Denotes that all or a portion of the loan was indexed to the 360-day LIBOR, which was 2.71% as of March 29, 2019.

(f)
Denotes that all or a portion of the loan was indexed to the Prime rate, which was 5.50% as of March 29, 2019.

(g)
Denotes that all or a portion of the loan was indexed to the 90-day EURIBOR, which was -0.31% as of March 29, 2019.

(h)
Denotes that all or a portion of the loan was indexed to the 30-day GBP LIBOR, which was 0.73% as of March 29, 2019.

(i)
Denotes that all or a portion of the loan was indexed to the 90-day GBP LIBOR, which was 0.85% as of March 29, 2019.

(j)
Denotes that all or a portion of the loan was indexed to the 180-day GBP LIBOR, which was 0.95% as of March 29, 2019.

(3)
For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of March 31, 2019.

(4)
The fair value of the investment was valued using significant unobservable inputs.

(5)
Percentage of class held refers only to equity held, if any, calculated on a fully diluted basis.

(6)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par.

(7)
The entire commitment was unfunded as of March 31, 2019. As such, no interest is being earned on this investment. The investment may be subject to an unused facility fee.

(8)
Loan was on non-accrual status as of March 31, 2019, meaning that GBDC has ceased recognizing interest income on the loan.

(9)
The investment is treated as a non-qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, GBDC may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of GBDC’s total assets. As of March 31, 2019, total nonqualifying assets at fair value represented 7.2% of the GBDC’s total assets calculated in accordance with the 1940 Act.

(10)
Investment is denominated in foreign currency and is translated into U.S. dollars as of the valuation date or the date of the transaction.

(11)
The headquarters of this portfolio company is located in the United Kingdom.

(12)
The headquarters of this portfolio company is located in Canada.

(13)
GBDC holds an equity investment that entitles it to receive preferential dividends.

(14)
As defined in the 1940 Act, GBDC is deemed to be an “affiliated person” of the portfolio company as GBDC owns five percent or more of the portfolio company’s voting securities (“non-controlled affiliate”).

(15)
As defined in the 1940 Act, GBDC is deemed to be both an “affiliated person” of and “control” this portfolio company as GBDC owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement) (“controlled affiliate”).

(16)
GBDC generally receives quarterly profit distributions from its equity investment in SLF. For the three months ended March 31, 2019, GBDC did not receive a profit distribution from its equity investment in SLF.

(17)
Percentage of class held is less than 0.1%.

MANAGEMENT OF GOLUB CAPITAL BDC, INC. AND GOLUB CAPITAL INVESTMENT CORPORATION
Board of Directors and its Leadership Structure
The business and affairs of each of GBDC and GCIC are managed under the direction of its respective board of directors. Each of the GBDC Board and GCIC Board consists of six members, four of whom are not “interested persons” of GBDC or GCIC, as applicable, GC Advisors or their respective affiliates as defined in Section 2(a)(19) of the 1940 Act. GBDC and GCIC each refers to these individuals as its “independent directors.” The GBDC Board elects GBDC’s officers, who serve at the discretion of the GBDC Board. The GCIC Board elects GCIC’s officers, who serve at the discretion of the GCIC Board. The responsibilities of each of the GBDC Board and GCIC Board include quarterly valuation of the respective company’s assets, corporate governance activities, oversight of its financing arrangements and oversight of investment activities.
The role of each of the GBDC Board and the GCIC Board in management of GBDC and GCIC, respectively, is one of oversight. Oversight of investment activities extends to oversight of the risk management processes employed by GC Advisors as part of its day-to-day management of the investment activities of GBDC and GCIC, as applicable. The GBDC Board and GCIC Board each reviews risk management processes throughout the year, consulting with appropriate representatives of GC Advisors as necessary and periodically requesting the production of risk management reports or presentations. The goal of this risk oversight function is to ensure that the risks associated with the investment activities of GBDC or GCIC, as applicable, are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
The GBDC Board has established an audit committee, a nominating and corporate governance committee and a compensation committee, and may establish additional committees from time to time as necessary. The GCIC Board has established an audit committee and a nominating and corporate governance committee, and may establish additional committees from time to time as necessary. The scope of each committee’s responsibilities is discussed in greater detail below. Lawrence E. Golub, Chief Executive Officer of Golub Capital, and therefore an interested person of both GBDC and GCIC, serves as Chairman of each of the GBDC Board and the GCIC Board. Each of the GBDC Board and the GCIC Board believes that it is in the best interests of investors for Mr. Golub to lead the respective board of directors because of his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described below. Neither the GBDC Board nor the GCIC Board has a lead independent director. However, William M. Webster IV, the chairman of the audit committee and the nominating and corporate governance committee for each of GBDC and GCIC, is an independent director and acts as a liaison between the independent directors and management between meetings of the respective board of directors and is involved in the preparation of agendas for board and committee meetings. Each of the GBDC Board and the GCIC Board believes that its leadership structure is appropriate in light of the characteristics and circumstances of GBDC and GCIC, respectively, because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. Each of the GBDC Board and the GCIC Board also believes that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between GC Advisors and the respective board of directors. Each of the GBDC and GCIC directors has been selected such that the GBDC Board and GCIC Board, respectively, represents a range of backgrounds and experiences.
Board of Directors
Under GBDC’s certificate of incorporation and bylaws, GBDC’s directors are divided into three classes, and under GCIC’s charter, GCIC’s directors are divided into three classes. At each annual meeting of GBDC and GCIC, directors are elected for a term expiring at the third succeeding annual meeting of stockholders, with the term of office of only one of these three classes of directors expiring at each annual meeting. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. The GBDC Board met four times during the fiscal year ended September 30, 2018. The GCIC Board met four times during the fiscal year ended September 30, 2018.

Directors
The GBDC Board and the GCIC Board have the same directors. Information regarding the members of the GBDC Board and GCIC Board is as follows:
Name, Address and Age(1)	Position(s) held with GBDC and GCIC	Term of Office and Length of Service	Principal Occupation(s) During the Past 5 Years	Number of Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 years(3)
Interested Directors
Lawrence E. Golub (59)(4)	Chairman of the GBDC Board and GCIC Board	Class III Director of GBDC since February 2009 and Class III Director of GCIC since September 2014; Terms expire 2022	Serves as the Chief Executive Officer of Golub Capital.	Three	Member of the Financial Control Board of the State of New York. A member of the board of directors of GBDC 3, since August 2017. Previously served on the board of directors of Empire State Realty Trust, Inc. (NYSE) from 2013 to 2014.
David B. Golub (57)(4)	Chief Executive Officer and Director of GBDC; President, Chief Executive Officer and Director of GCIC	Class I Director of GBDC since 2009 and Class I Director of GCIC since November 2014; Terms expire 2020	Serves as the President of Golub Capital.	Three	A member of the board of directors of GBDC 3, since August 2017. Serves on the board of directors of the Michael J. Fox Foundation for Parkinson’s Research. Also serves on the board of directors of The Burton Corporation.
Independent Directors
John T. Baily (75)	Director of GBDC and GCIC	Class II Director of GBDC since 2010 and Class II Director of GCIC since November 2014; Terms expire 2021	Retired.	Three	A member of the board of directors of RLI Corp. (NYSE), previously served on the board of directors of Endurance Specialty Holdings, Ltd. from 2003 to October 2017, and, since August 2017, GBDC 3.
Kenneth F. Bernstein (57)	Director of GBDC and GCIC	Class II Director of GBDC since 2010 and Class II Director of GCIC since November 2014; Terms expire 2021	Chief executive officer of Acadia Realty Trust since 2001 and the president and a trustee since its formation in 1998.	Three	A member of the board of directors of GBDC 3 since August 2017. An independent trustee of BRT Apartments Corp. from 2004 to 2016.

Name, Address and Age(1)	Position(s) held with GBDC and GCIC	Term of Office and Length of Service	Principal Occupation(s) During the Past 5 Years	Number of Companies in Fund Complex(2) Overseen by Director	Other Directorships Held by Director or Nominee for Director During the Past 5 years(3)
Anita R. Rosenberg (55)	Director of GBDC and GCIC	Class I Director of GBDC since 2011 and Class I Director of GCIC since November 2014; Terms expire 2020	Independent Consultant. Former independent advisor to Magnetar Capital from April 2011 to May 2012. Partner and Portfolio Manager at Harris Alternatives, LLC, and its predecessor, Harris Associates, L.P., from 1999 to 2009.	Three	An independent trustee at Baron Funds Management since May 2013. An independent director for Impala Asset Management since January 2014. A member of the board of directors of GBDC 3 since August 2017.
William M. Webster IV (61)	Director of GBDC and GCIC	Class III Director of GBDC since 2010 and Class III Director of GCIC since November 2014; Terms expire 2022	Retired. Co-founder of Advance America, Advance Cash Centers, Inc. Served as the Chief Executive Officer of Advance America, Advance Cash Centers, Inc. from its inception in 1997 through August 2005 and served as Chairman of the board of directors from August 2008 through May 2012.	Three	Serves on the board of directors of LKQ Corporation (NYSE), Compass Systems, Inc. and, since August 2017, GBDC 3.

(1)
The business address of each of GBDC’s directors is c/o Golub Capital BDC, Inc., 666 Fifth Avenue, 18th Floor, New York, NY 10103. The business address of each of GCIC’s directors is c/o Golub Capital Investment Corporation, 666 Fifth Avenue, 18th Floor, New York, NY 10103.

(2)
“Fund Complex,” as defined in in accordance with Item 22(a)(vi) of Schedule 14A, includes GBDC, GCIC and GBDC 3.

(3)
No director otherwise serves as a director of an investment company registered under the 1940 Act.

(4)
Messrs. Lawrence E. Golub and David B. Golub, who are brothers, are interested directors due to their position as officers of GBDC, GCIC and Golub Capital.

Officers Who Are Not Directors
Information regarding officers of GBDC and GCIC who are not directors is as follows:
Name	Age	Position at GBDC and GCIC
Ross A. Teune	51	Chief Financial Officer and Treasurer
Joshua M. Levinson	43	Chief Compliance Officer and Secretary
Gregory A. Robbins	44	Managing Director
Jonathan D. Simmons	37	Director of Corporate Strategy
The address for each of GBDC’s officers is c/o Golub Capital BDC, Inc., 666 Fifth Avenue, 18th Floor, New York, NY 10103. The address for each of GCIC’s officers is c/o Golub Capital Investment Corporation, 666 Fifth Avenue, 18th Floor, New York, NY 10103.

Biographical Information
Each of the GBDC Board and the GCIC Board has determined that each of the directors is qualified to serve as a director, based on a review of the experience, qualifications, attributes and skills of each director, including those described below. Each of the GBDC Board and the GCIC Board has determined that each director has significant experience in the investment or financial services industries and has held management, board or oversight positions in other companies and organizations. Each of the directors has demonstrated high character and integrity and has expertise and diversity of experience to be able to offer advice and guidance to management of GBDC and GCIC, as applicable. For the purposes of this presentation, directors have been divided into two groups — independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act of GBDC or GCIC, as applicable.
Independent Directors
John T. Baily brings over three decades of experience in the accounting industry and a substantial background in insurance industry matters. Mr. Baily currently serves as a member of the board of directors of GCIC, GBDC 3 and RLI Corp. (NYSE). He was elected to serve as a director to GBDC 3 in August 2017 and to RLI Corp. and Endurance Specialty Holdings, Ltd. in 2003. Mr. Baily also served as a member of the board of directors of Erie Indemnity Company (Nasdaq) from 2003 to 2008, of NYMagic, Inc. (NYSE) from 2003 to 2010 and of Endurance Specialty Holdings, Ltd. from 2003 to October 2017. From 1999 until 2002, Mr. Baily was the President of Swiss Re Capital Partners. Prior to joining Swiss Re Capital Partners, Mr. Baily was a partner at PricewaterhouseCoopers LLP and its predecessor, Coopers & Lybrand, where he worked from 1965 until 1999. Mr. Baily was the National Insurance Industry Chairman of Coopers & Lybrand from 1986 until 1998 and a member of Coopers & Lybrand’s International Insurance Industry Committee from 1984 until 1998. Mr. Baily graduated cum laude from Albright College in 1965, received his CPA with honors in 1968 and received his M.B.A. from the University of Chicago in 1979. Mr. Baily’s experience as an accountant and past service as a director of public companies led the nominating and corporate governance committee of each of GBDC and GCIC to conclude that Mr. Baily is qualified to serve as a director.
Kenneth F. Bernstein brings to the board of directors expertise in accounting and business operations. Mr. Bernstein has been the chief executive officer of Acadia Realty Trust since 2001 and the president and a trustee since its formation in 1998. Mr. Bernstein is responsible for strategic planning as well as overseeing the day-to-day activities of Acadia Realty Trust including operations, acquisitions and capital markets. He was an independent trustee of BRT Apartments Corp. from 2004 to 2016. From 1990 to 1998, he served as chief operating officer of RD Capital, Inc. until its merger into Acadia Realty Trust. He was an associate with the New York law firm of Battle Fowler LLP, from 1986 to 1990. Mr. Bernstein has been a member of the board of directors of GBDC 3 since August 2017. He has been a member of the National Association of Corporate Directors, International Council of Shopping Centers, the National Association of Real Estate Investment Trusts, for which he serves on the Board of Governors, the Urban Land Institute and the Real Estate Roundtable. Mr. Bernstein was also the founding chairman of the Young Presidents’ Organization Real Estate Network and is currently a member of its board of advisors. He holds a B.A. from the University of Vermont and a J.D. from Boston University School of Law. Mr. Bernstein’s experience as a senior executive officer within finance companies led the nominating and corporate governance committee of each of GBDC and GCIC to conclude that Mr. Bernstein is qualified to serve as a director.
Anita R. Rosenberg brings to the board of directors a diverse knowledge of business and finance. She has been a member of the board of directors of GBDC 3 since August 2017. Ms. Rosenberg became a trustee of Baron Investment Funds Trust in May 2013 and an independent director for Impala Asset Management in January 2014. From April 2011 through May 2012, she served as an independent advisor to Magnetar Capital, a multi-strategy hedge fund. From 1999 until her retirement in February 2009, Ms. Rosenberg was a Partner and Portfolio Manager at Harris Alternatives, LLC, and its predecessor, Harris Associates, L.P. Ms. Rosenberg brings to the Board expertise in capital markets, portfolio management and business operations. As a Portfolio Manager at Harris Alternatives, LLC, Ms. Rosenberg managed all aspects of a $14 billion fund of hedge funds, including asset selection, risk assessment and allocation across investment strategies. Prior to Harris Alternatives, LLC, Ms. Rosenberg held senior level positions at several large asset management/investment banking institutions, including Banker’s Trust, Global Asset Management and Merrill Lynch Capital Markets. Ms. Rosenberg received her B.A. in 1985 from Harvard University. Ms. Rosenberg’s experience as a partner and senior executive in several asset management firms led the nominating and corporate governance committee of each of GBDC and GCIC to conclude that Ms. Rosenberg is qualified to serve as a director.
William M. Webster IV brings to the board of directors a diverse knowledge of business and finance. Mr. Webster is one of the co-founders of Advance America, Advance Cash Centers, Inc. Mr. Webster served as a director from the company’s inception in 1997 through May 2012 and as the Chairman of the board of directors from August 2008 through May 2012 and previously from January 2000 through July 2004. He was the Chief Executive Officer of Advance America, Advance Cash Centers, Inc. from its inception through August 2005. From May 1996 to May 1997, Mr. Webster served as Executive Vice President of Education Management Corporation and was responsible for corporate development, human resources, management information systems, legal affairs and government relations. From October 1994 to October 1995, Mr. Webster served as Assistant to the President of the United States and Director of Scheduling and Advance. Mr. Webster served as Chief of Staff to U.S. Department of Education Secretary Richard W. Riley from January 1993 to October 1994. From November 1992 to January 1993, Mr. Webster was Chief of Staff to Richard W. Riley as part of the Presidential Transition Team. Mr. Webster serves on the board of directors of LKQ Corporation (NYSE), Compass Systems, Inc. and GBDC 3 since August 2017. Mr. Webster holds an Executive Masters Professional Director Certification, the highest level, from the American College of Corporate Directors, a public company director education and credentialing organization. Mr. Webster is a 1979 summa cum laude graduate of Washington and Lee University and a Fulbright Scholar. Mr. Webster is also a graduate of the University of Virginia School of Law. Mr. Webster holds an Executive Masters Professional Director Certification, their highest level, from the American College of Corporate Directors, a public company director education and credentialing organization. Mr. Webster’s knowledge of business and finance developed as a senior executive officer led the nominating and corporate governance committee of each of GBDC and GCIC to conclude that Mr. Webster is qualified to serve as a director.
Interested Directors
Lawrence E. Golub has served as Chairman of the GBDC Board since November 2009 and of the GCIC Board since September 2014. The Board benefits from Mr. Lawrence E. Golub’s business leadership and experience and knowledge of the financial services industry. Mr. Golub previously spent ten years as a principal investor and investment banker. As a Managing Director of the Risk Merchant Bank at Bankers Trust Company, he applied derivative products to principal investing and merger and acquisitions transactions. As a Managing Director of Wasserstein Perella Co., Inc., he established that firm’s capital markets group and debt restructuring practice. As an officer of Allen & Company Incorporated, he engaged in principal investing, mergers and acquisitions advisory engagements and corporate finance transactions. Mr. Golub is active in charitable and civic organizations. He is one of three private members of the Financial Control Board of the State of New York, President of the Harvard University JD-MBA Alumni Association, a member of the Harvard University Committee on University Resources, and a member of the Advisory Council of Harvard Kennedy School’s Mossavar-Rahmani Center for Business & Government. Mr. Golub was a White House Fellow and served for over 15 years as Treasurer of the White House Fellows Foundation. Mr. Golub was chairman of Mosholu Preservation Corporation, a non-profit developer and manager of low income housing in the Bronx. He served for over fifteen years as a trustee of Montefiore Medical Center, the university hospital of the Albert Einstein Medical School. He also served for six years as a trustee of Horace Mann School and for five years on the Harvard University Committee for Science and Engineering. Mr. Golub also serves on the board of directors of GBDC 3, since August 2017, and previously served on the board of directors of Empire State Realty Trust, Inc. (NYSE). Mr. Golub’s experiences with Golub Capital and his focus on middle-market lending led the nominating and corporate governance committee of each of GBDC and GCIC to conclude that Mr. Golub is qualified to serve as a director.
David B. Golub has served as GBDC’s Chief Executive Officer since November 2009 and as President and Chief Executive Officer of GCIC since November 2014. Mr. Golub joined Golub Capital as Vice Chairman in January 2004, after having served as a director of affiliates of the firm since 1995. He brings to the board of directors a diverse knowledge of business and finance. He is currently President and Chief Executive Officer of GBDC 3 and serves on the board of directors of GBDC 3 and has held such positions since August 2017. From 1995 through October 2003, Mr. Golub was a Managing Director of Centre Partners Management LLC, a leading private equity firm. From 1995 through 2000, Mr. Golub also served as a Managing Director of Corporate Partners, a private equity fund affiliated with Lazard Fréres & Co. formed to acquire significant minority stakes in established companies. Mr. Golub was the first Chairman of the board of directors and is a long-standing Director of the Michael J. Fox Foundation for Parkinson’s Research. He also serves on the board of directors of The Burton Corporation and has served on the board of numerous public and private companies. Mr. Golub is the brother of Lawrence E. Golub, Chairman of the Board. Mr. Golub earned his A.B. degree in Government from Harvard College. He received an M.Phil. in International Relations from Oxford University, where he was a Marshall Scholar, and an M.B.A. from Stanford Graduate School of Business, where he was named an Arjay Miller Scholar. Mr. Golub’s experiences with Golub Capital and his focus on middle-market lending led the nominating and corporate governance committee of each of GBDC and GCIC to conclude that Mr. Golub is qualified to serve as a director.
Officers Who Are Not Directors
Ross A. Teune has served as GBDC’s Chief Financial Officer and Treasurer since December 2010 and as GCIC’s Chief Financial Officer and Treasurer since September 2014. Mr. Teune is a Senior Vice President at Golub Capital and is currently the Chief Financial Officer and Treasurer for GCIC and GBDC 3. Prior to being elected GBDC’s Chief Financial Officer and Treasurer, Mr. Teune served as Senior Vice President of Finance at Golub Capital Incorporated from November 2007 to December 2008 and the Administrator from January 2009 to present with responsibility for the financial reporting for its privately managed debt funds. Mr. Teune served as Director of Strategic Planning at Merrill Lynch Capital from April 2006 to November 2007. Prior to this position, Mr. Teune was Vice President of Finance at Antares Capital Corporation from July 2002 to April 2006, where he was responsible for overseeing operations and financial reporting. Mr. Teune also served as the primary liaison to the tax, treasury, external reporting and market risk departments of Massachusetts Life Insurance Company, Antares Capital’s parent company. Mr. Teune also worked at Heller Financial Corporation and KPMG LLP. Mr. Teune graduated from Hope College with a B.A. in Accounting and is a Certified Public Accountant (inactive).
Joshua M. Levinson has served as GBDC’s Chief Compliance Officer since August 2011 and Secretary since December 2011, as GCIC’s Chief Compliance Officer and Secretary since November 2014 and is also the Co-General Counsel and Chief Compliance Officer of Golub Capital, where he has primary responsibility for legal and compliance matters. Mr. Levinson is currently the Chief Compliance Officer and Secretary for GBDC 3. Mr. Levinson served as Counsel at Magnetar Capital from 2006 to 2010, where he was responsible for the legal affairs of a number of business units and also served as Secretary of Magnetar Spectrum Fund. Prior thereto, Mr. Levinson was a private equity and investment funds attorney at King & Spalding LLP and a corporate attorney at Wilson Sonsini Goodrich & Rosati. Mr. Levinson holds a B.S. from Vanderbilt University and received a J.D. from Georgetown University Law Center, where he was an associate editor of the Georgetown Law Journal.
Gregory A. Robbins is a Managing Director of Golub Capital and has served as GBDC’s Managing Director since November 2013 and as GCIC’s Managing Director since November 2014. He currently serves as Managing Director for GBDC 3. Prior to joining Golub Capital in 2004, Mr. Robbins was a Vice President in the Merchant Banking Group at Indosuez Capital. During his tenure at Indosuez Capital, Mr. Robbins originated, structured, executed and managed leveraged finance transactions for middle-market private equity sponsors across multiple assets classes. Prior thereto, Mr. Robbins was an associate at Saw Mill Capital, a private equity firm.
Jonathan D. Simmons is a Managing Director of Golub Capital and has served as GBDC’s Director of Corporate Strategy since February 2016 and as GCIC’s Director of Corporate Strategy since November 2014. He also currently serves as Director of Corporate Strategy for GBDC 3. Prior to joining Golub Capital in 2009, Mr. Simmons served as a Senior Associate at Churchill Financial and as an investment banking Associate at J.P. Morgan Securities Inc. Mr. Simmons graduated magna cum laude from Colgate University with a B.A. in Mathematics and Economics.

Committees of the GBDC Board and the GCIC Board
GBDC Audit Committee and GCIC Audit Committee
The members of each of the GBDC and GCIC audit committee are John T. Baily, Kenneth F. Bernstein, Anita R. Rosenberg and William M. Webster IV, each of whom is financially literate and meets the independence standards established by the SEC and, with respect to GBDC, Nasdaq for audit committees and is independent for purposes of the 1940 Act. William M. Webster IV serves as Chairman of each of the audit committees. Each of the GBDC Board and the GCIC Board has determined that Mr. Baily, Mr. Bernstein and Mr. Webster are each an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act.
The purpose of each audit committee is to monitor (i) the integrity of the financial statements of GBDC and GCIC, as applicable, (ii) the independent auditor’s qualifications and independence, (iii) the performance of the internal audit function and independent auditors of GBDC and GCIC, as applicable and (iv) compliance with legal and regulatory requirements by GBDC and GCIC, as applicable. Each audit committee is directly responsible for approving and overseeing the independent accountants of GBDC and GCIC, as applicable, reviewing with the independent accountants the plans and results of the audit engagement, approving professional services provided by the independent accountants, reviewing the independence of the independent accountants and reviewing and overseeing the adequacy of the internal accounting controls of GBDC and GCIC, as applicable. Each audit committee is responsible for reviewing and discussing with management and the independent accountants the annual audited financial statements of GBDC and GCIC, as applicable, including disclosures made in management’s discussion and analysis, and recommending to the GBDC Board and the GCIC Board, as applicable, whether the audited financial statements should be included in the Annual Report on Form 10-K of GBDC and GCIC, as applicable. On a quarterly basis, each audit committee reviews and discusses with management and the independent accountants the earnings releases and quarterly financial statements of GBDC and GCIC, as applicable, prior to the filing of its respective Quarterly Reports on Form 10-Q, including the results of the independent accountants’ reviews of the quarterly financial statements. Periodically during each fiscal year, each audit committee meets, including private meetings, with the independent accountants and selected executive officers of GBDC and GCIC, as applicable, as appropriate, for consultation on audit, accounting and related financial matters. At least annually, the audit committee reviews a report from the independent accountants regarding the independent accountant’s internal quality-control procedures, any material issues raised by internal quality review, or peer review, of the firm or any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues, as well as all relationships between GBDC and the independent accountants. In its consideration of whether to recommend that stockholders ratify the selection of the independent accountants of GBDC and GCIC, as applicable, each audit committee considers both the independence of the independent accountants from GBDC or GCIC, as applicable, and management and whether retaining the independent accountants is in the best interests of GBDC or GCIC, as applicable, and the respective stockholders. Each audit committee reviews and approves the amount of audit fees and any other fees paid to the independent accountants of GBDC and GCIC, as applicable.
The function of each audit committee is oversight. The independent accountants are accountable to the GBDC Board or the GCIC Board, as applicable, and the audit committee, as representatives of the stockholders of GBDC or GCIC, as applicable. The applicable board of directors and the applicable audit committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants to GBDC or GCIC, as applicable (subject, if applicable, to stockholder ratification).
In fulfilling their responsibilities, the members of each audit committee are not full-time employees of GBDC, GCIC or management and are not, and do not represent themselves to be, accountants or auditors by profession. Accordingly, it is not the duty or the responsibility of each audit committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the applicable financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards.

The responsibilities of each audit committee also include compliance oversight, including discussing with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the financial statements or accounting policies of GBDC or GCIC, as applicable. In addition, each audit committee reviews related party transactions and considers any conflicts of interest brought to its attention pursuant to GBDC’s and GCIC’s Code of Conduct or Code of Ethics, as applicable. See “Certain Relationships and Related Party Transactions of Golub Capital BDC, Inc.” and “Certain Relationships and Related Party Transactions of Golub Capital Investment Corporation.”
The audit committee is also responsible for aiding the GBDC Board or GCIC Board, as applicable, in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The GBDC Board, the GCIC Board and each audit committee utilize the services of independent valuation firms to help them determine the fair value of these securities. The GBDC audit committee’s charter is available on GBDC’s website (www.golubcapitalbdc.com) and the GCIC audit committee charter is attached as Annex A to GCIC’s proxy statement for its 2017 annual meeting of stockholders. Each audit committee met four times during the fiscal year ended September 30, 2018.
GBDC Nominating and Corporate Governance Committee and GCIC Nominating and Corporate Governance Committee
The members of each of the GBDC and GCIC nominating and corporate governance committee are John T. Baily, Kenneth F. Bernstein, Anita R. Rosenberg and William M. Webster IV, each of whom is independent for purposes of the 1940 Act and, with respect to GBDC, the Nasdaq corporate governance rules. William M. Webster IV serves as Chairman of each nominating and corporate governance committee. Each nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by the stockholders of GBDC or GCIC, as applicable, selecting nominees to fill vacancies on the GBDC Board or GBCIC Board or a committee of the GBDC Board or GCIC Board, as applicable, developing and recommending to the GBDC Board or GCIC Board, as applicable, a set of corporate governance principles and overseeing the evaluation of the GBDC Board or the GCIC Board, as applicable, and management. The GBDC nominating and corporate governance committee has adopted a written nominating and corporate governance committee charter that is available on GBDC’s website (www.golubcapitalbdc.com). The GCIC nominating and corporate governance committee has adopted a written nominating and corporate governance committee charter that is attached as Annex B to its proxy statement for GCIC’s 2017 annual meeting of stockholders.
Each nominating and corporate governance committee considers stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the bylaws of GBDC or GCIC, as applicable, the respective nominating and corporate governance committee charter and any applicable law, rule or regulation regarding director nominations. The GBDC Bylaws provide that a GBDC stockholder who wishes to nominate a person for election as a director at a meeting of stockholders must deliver written notice to GBDC’s corporate secretary, Joshua M. Levinson, c/o Golub Capital BDC, Inc., 666 Fifth Avenue, 18th Floor, New York, NY 10103. The GCIC Bylaws provide that a GCIC stockholder who wishes to nominate a person for election as a director at a meeting of Stockholders must deliver written notice to GCIC’s corporate secretary, Joshua M. Levinson, c/o Golub Capital Investment Corporation, 666 Fifth Avenue, 18th Floor, New York, NY 10103. This notice must contain, as to each nominee, all information that would be required under applicable SEC rules to be disclosed in connection with election of a director and certain other information set forth in the GBDC Bylaws or GCIC Bylaws, as applicable, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of GBDC Common Stock or GCIC Common Stock, as applicable, owned, if any; and a written consent of the individual to stand for election if nominated by the GBDC Board or GCIC Board, as applicable, and to serve if elected by the stockholders. In order to be eligible to be a nominee for election as a director by a stockholder, such potential nominee must deliver to GBDC’s or GCIC’s corporate secretary, as applicable, a written questionnaire providing the requested information about the background and qualifications of such nominee and a written representation and agreement that such nominee is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with services on the GBDC Board or GCIC Board, as applicable, and would be in compliance with all of the publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of GBDC or GCIC, as applicable.
Criteria considered by each nominating and corporate governance committee in evaluating the qualifications of individuals for election as members of the GBDC Board or GCIC Board, as applicable, include compliance with the independence and other applicable requirements of the 1940 Act, the SEC, and, with respect to GBDC, the Nasdaq corporate governance rules, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the applicable nominating and corporate governance committee’s charter and the ability to contribute to effective management of GBDC or GCIC, as applicable, taking into account the company’s needs and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the company operates. Each nominating and corporate governance committee also may consider such other factors as it may deem are in the best interests of GBDC or GCIC, as applicable, and the applicable stockholders. The GBDC nominating and corporate governance committee met one time during the fiscal year ended September 30, 2018. The GCIC nominating and corporate governance committee met one time during the fiscal year ended September 30, 2018.
GBDC Compensation Committee
The members of the GBDC compensation committee are John T. Baily, Kenneth F. Bernstein, Anita R. Rosenberg and William M. Webster IV, each of whom meets the independence standards established by the SEC and the Nasdaq corporate governance rules. Anita R. Rosenberg serves as Chairperson of the GBDC compensation committee. The GBDC compensation committee is responsible for determining, or recommending to the GBDC Board for determination, the compensation, if any, of GBDC’s chief executive officer and its other executive officers. Currently none of GBDC’s executive officers are compensated by GBDC and, as a result, the GBDC compensation committee does not produce and/or review a report on executive compensation practices. The GBDC compensation committee is responsible for reviewing the reimbursement by GBDC to the Administrator of the allocable portion of GBDC’s chief financial officer and chief compliance officer and their respective staffs on an annual basis.
The GBDC compensation committee also has the authority to engage compensation consultants following consideration of certain factors related to such consultants’ independence. The GBDC compensation committee charter is available on GBDC’s website (www.golubcapitalbdc.com). The GBDC compensation committee met two times during the fiscal year ended September 30, 2087.
Compensation of GBDC Directors
The following table shows information regarding the compensation earned by GBDC’s directors for the fiscal year ended September 30, 2018. No compensation is paid to directors who are “interested persons.”
Name	Aggregate Compensation from GBDC(1)	Pension or Retirement Benefits Accrued as Part of GBDC’s Expenses(2)	Total Compensation from GBDC(1)
Independent Directors
John T. Baily	$70,200	—	$70,200
Kenneth F. Bernstein	$68,300	—	$68,300
Anita R. Rosenberg	$70,200	—	$70,200
William M. Webster IV	$78,400	—	$78,400

Name	Aggregate Compensation from GBDC(1)	Pension or Retirement Benefits Accrued as Part of GBDC’s Expenses(2)	Total Compensation from GBDC(1)
Interested Director
Lawrence E. Golub	—	—	—
David B. Golub	—	—	—

(1)
The amounts listed are for the fiscal year ending September 30, 2018. For a discussion of the independent directors’ compensation, see below.

(2)
GBDC does not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

The GBDC Independent Directors will receive an annual fee of $63,400 for the fiscal year ending September 30, 2019. They also receive $1,700 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular board of directors meeting and $500 for each special telephonic meeting. They also receive $1,700 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and $500 for each telephonic committee meeting (provided that such compensation will only be paid if the committee meeting is not held on the same day as any regular board meeting). The chairman of the GBDC audit committee receives an annual fee of   $8,200. GBDC has obtained directors’ and officers’ liability insurance on behalf of its directors and officers. No compensation is paid to directors who are “interested persons.” The GBDC Board reviews and determines the compensation of the GBDC Independent Directors.
Compensation of GCIC Directors
The following table shows information regarding the compensation earned by GCIC’s directors for the fiscal year ended September 30, 2018. No compensation is paid to directors who are “interested persons.”
Name	Aggregate Compensation from GCIC(1)	Pension or Retirement Benefits Accrued as Part of GCIC’s Expenses(2)	Total Compensation from GCIC(1)
Independent Directors
John T. Baily	$58,400	—	$58,400
Kenneth F. Bernstein	$57,300	—	$57,300
Anita R. Rosenberg	$58,400	—	$58,400
William M. Webster IV	$65,200	—	$65,200
Interested Director
Lawrence E. Golub	—	—	—
David B. Golub	—	—	—

(1)
The amounts listed are for the fiscal year ending September 30, 2018. For a discussion of the independent directors’ compensation, see below.

(2)
GCIC does not have a profit-sharing or retirement plan, and directors do not receive any pension or retirement benefits.

The GCIC Independent Directors will receive an annual fee of $63,600 for the fiscal year ending September 30, 2019. They also receive $1,800 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in person or telephonically each regular board of directors meeting and $500 for each special telephonic meeting. They also receive $1,800 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in person and $500 for each telephonic committee meeting (provided that such compensation will only be paid if the committee meeting is not held on the same day as any regular board meeting). The chairman of the GCIC audit committee receives an annual fee of   $7,500. GCIC has obtained directors’ and officers’ liability insurance on behalf of its directors and officers. No compensation is paid to directors who are “interested persons.” The GCIC Board reviews and determines the compensation of the GCIC Independent Directors.
Investment Committee
The investment committee of GC Advisors responsible for each of GBDC’s and GCIC’s investments meets regularly to consider the investments of GBDC and GCIC, direct its strategic initiatives and supervise the actions taken by GC Advisors on GBDC’s and GCIC’s behalf. In addition, the investment committee reviews and determines whether to make prospective investments identified by GC Advisors and monitors the performance of GBDC’s and GCIC’s investment portfolios. GC Advisors’ investment professionals receive no compensation from GBDC or GCIC. The compensation of these individuals is paid by an affiliate of GC Advisors and includes an annual base salary and, in certain cases, an annual bonus based on an assessment of short-term and long-term performance.
Information regarding members of GC Advisors’ investment committee is as follows:
Name	Age	Position
Lawrence E. Golub	59	Chairman of GBDC’s and GCIC’s board of directors
David B. Golub	57	Chief Executive Officer and Director of GBDC; President, Chief Executive Officer and Director of GCIC
Gregory W. Cashman	54	Senior Managing Director of Golub Capital
Andrew H. Steuerman	51	Senior Managing Director of Golub Capital
The address for each member of the investment committee is c/o Golub Capital BDC, Inc., 666 Fifth Avenue, 18th Floor, New York, NY 10103.
Members of GC Advisors’ Investment Committee Who Are Not GBDC’s or GCIC’s Directors or Officers
Gregory W. Cashman has served on GC Advisors’ investment committee since the registration of GC Advisors as a registered investment adviser. Mr. Cashman is a Senior Managing Director of Golub Capital. Mr. Cashman co-heads Golub Capital’s Direct Lending Group, overseeing Underwriting, Deal Execution and Portfolio Management and is a member of the firm’s investment and watch list committees. Mr. Cashman also oversees Golub Capital’s Middle-market Club Investments business. Prior to joining Golub Capital in 1996, Mr. Cashman worked in various finance positions at Bristol-Myers Squibb Co. from 1993 to 1996, and was named Manager of Business Development for the venture capital arm of Bristol-Myers Squibb Co.’s Consumer Medicines Division. In that position, he was responsible for analyzing and negotiating investment and acquisition opportunities. Previously, Mr. Cashman spent four years as a senior accountant with Arthur Andersen & Co., serving emerging growth companies. He is a director or advisory director of a number of Golub Capital’s portfolio companies. Mr. Cashman graduated from the McIntire School of The University of Virginia with a B.S. in Commerce and received an M.B.A. from the Darden School of Business.
Andrew H. Steuerman has served on GC Advisors’ investment committee since the registration of GC Advisors as a registered investment adviser. Mr. Steuerman is a Senior Managing Director of Golub Capital. Mr. Steuerman co-heads Golub Capital’s Direct Lending group, overseeing Origination, Deal Execution and Capital Markets and is a member of the firm’s investment and watch list committees. Prior to joining Golub Capital in 2004, Mr. Steuerman was a Managing Director at Albion Alliance from April 1998 to January 2004, where he originated, executed and supervised subordinated debt and equity investments for two private partnerships. Prior to Albion, Mr. Steuerman was a Vice President at Bankers Trust Alex Brown from 1997 to 1998 and an investment manager with New York Life Insurance Company from 1989 to 1997 in the Private Equity and Mezzanine Group. At New York Life, Mr. Steuerman was a

senior member of the Private Equity Group managing leveraged senior loans, mezzanine investments, private equity securities and limited partnership assets. Mr. Steuerman graduated from Pace University with a B.B.A. in Finance and holds an M.B.A. in Finance from St. John’s University.
Portfolio Management
Each investment opportunity requires the consensus and generally receives the unanimous approval of GC Advisors’ investment committee. Follow-on investments in existing portfolio companies may require the investment committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the investment committee. The day-to-day management of investments approved by the investment committee is overseen by Messrs. Lawrence and David Golub. Biographical information with respect to Messrs. Lawrence and David Golub is set out under “— Biographical Information — Interested Directors.”
Each of Lawrence Golub and David Golub has ownership and financial interests in, and may receive compensation and/or profit distributions from, GC Advisors. Neither Lawrence Golub nor David Golub receives any direct compensation from GBDC or GCIC. As of the date of this joint proxy statement/prospectus, David Golub beneficially owned more than $1 million of GBDC Common Stock, and Lawrence Golub and David Golub each beneficially owned more than $1 million of GCIC Common Stock. Lawrence Golub and David Golub are also primarily responsible for the day-to-day management of approximately 22 other pooled investment vehicles, with over $26.4 billion of capital under management, and approximately 17 other accounts, with over $2.9 billion of capital under management, in which their affiliates receive incentive fees. See “Certain Relationships and Related Party Transactions of Golub Capital BDC, Inc.” and “Certain Relationships and Related Party Transactions of Golub Capital Investment Corporation.”

GOLUB CAPITAL BDC, INC. MANAGEMENT AGREEMENTS
Current GBDC Investment Advisory Agreement
GC Advisors is registered as an investment adviser under the Advisers Act. The beneficial interests in GC Advisors are majority owned, indirectly, by two affiliated trusts. The trustees of those trusts are Stephen A. Kepniss and David L. Finegold. Subject to the overall supervision of the GBDC Board and in accordance with the 1940 Act, GC Advisors manages GBDC’s day-to-day operations and provides investment advisory services to GBDC. Services provided under the Current GBDC Investment Advisory Agreement are the same as those to be provided under the New Investment Advisory Agreement. See “GBDC Proposal 3: Approval of Advisory Agreement Amendment Proposal — Background” for a description of the advisory and related services provided by GC Advisors.
GC Advisors’ services under the Current GBDC Investment Advisory Agreement are not exclusive. Subject to the requirements of the 1940 Act, GC Advisors may enter into one or more sub-advisory agreements under which GC Advisors may obtain assistance in fulfilling its responsibilities under the Current GBDC Investment Advisory Agreement.
Management Fee
Pursuant to the Current GBDC Investment Advisory Agreement, GBDC pays GC Advisors a fee for investment advisory and management services consisting of two components - a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee is ultimately borne by GBDC’s stockholders.
The base management fee under the Current GBDC Investment Advisory Agreement is calculated in the same manner as under the New Investment Advisory Agreement. See “GBDC Proposal 3: Approval of Advisory Agreement Amendment Proposal — Base Management Fee” for a description of the calculation of the 1.375% base management fee payable pursuant to the Current GBDC Investment Advisory Agreement. For the six months ended March 31, 2019 and 2018, GBDC paid GC Advisors base management fees of  $13.0 million and $11.9 million, respectively, pursuant to the Current GBDC Investment Advisory Agreement. For the fiscal years ended September 30, 2018, 2017 and 2016, GBDC paid GC Advisors base management fees of  $24.1 million, $23.5 million and $21.7 million, respectively, pursuant to the Current GBDC Investment Advisory Agreement.
GBDC pays GC Advisors an incentive fee under the Current GBDC Investment Advisory Agreement. GBDC has structured the calculation of the incentive fee to include a fee limitation such that an incentive fee for any quarter under the Current GBDC Investment Advisory Agreement can only be paid to GC Advisors if, after such payment, the cumulative incentive fees paid to GC Advisors since April 13, 2010, the effective date of GBDC’s election to become a business development company, would be less than or equal to 20.0% of GBDC’s Cumulative Pre-Incentive Fee Net Income (as calculated under the under the Current GBDC Investment Advisory Agreement described below).
GBDC accomplishes this limitation by subjecting each quarterly incentive fee payable under the Current Income and Capital Gains Incentive Fee Calculation to the Current GBDC Incentive Fee Cap. The Current GBDC Incentive Fee Cap in any quarter is equal to the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income and (b) cumulative incentive fees of any kind paid to GC Advisors by GBDC since April 13, 2010. To the extent the Current GBDC Incentive Fee Cap is zero or a negative value in any quarter, no incentive fee would be payable in that quarter. “Cumulative Pre-Incentive Fee Net Income” under the Current GBDC Investment Advisory Agreement is equal to the sum of  (a) Pre-Incentive Fee Net Investment Income (as defined below) for each period since April 13, 2010 and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since April 13, 2010. “Pre-Incentive Fee Net Investment Income” under the Current GBDC Investment Advisory Agreement means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that GBDC receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Current GBDC Investment Advisory Agreement and the Administration Agreement, any expenses of securitizations and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends, and zero coupon securities, accrued income that GBDC has not yet received in cash. GC Advisors does not return to GBDC amounts paid to it on accrued income that GBDC has not yet received in cash if such income is not ultimately received by GBDC in cash. If GBDC does not ultimately receive income, a loss would be recognized, reducing future fees.
If GBDC Stockholders approve the Advisory Agreement Amendment Proposal at the GBDC Special Meeting, the New Investment Advisory Agreement will be effective as of the closing of the Merger. If the Merger does not close, then the New Investment Advisory Agreement will not go into effect, even if approved by the GBDC stockholders. Under the New Investment Advisory Agreement, the calculation of the cumulative incentive fee cap will be revised (i) to be calculated on a per share, rather than aggregate, basis and (ii) to exclude from the calculation of the incentive fee cap any amounts resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger, such as the premium to NAV paid to GCIC Stockholders in the Merger. See “GBDC Proposal 3: Approval of Advisory Agreement Amendment Proposal” for a description of the New Incentive Fee Cap that would be effective upon closing of the Merger following GBDC Stockholder approval of the Advisory Agreement Amendment Proposal.
Incentive fees are calculated as described below and payable quarterly in arrears (or, upon termination of the Current GBDC Investment Advisory Agreement, as of the termination date).
Current Income and Capital Gains Incentive Fee Calculation
The Current Income and Capital Gains Incentive Fee Calculation has two parts: the income component and the capital gains component. The income component is calculated quarterly in arrears based on GBDC’s Pre-Incentive Fee Net Investment Income (calculated in accordance with the Current GBDC Investment Advisory Agreement) for the immediately preceding calendar quarter. .
GBDC calculates the income component of the Current Income and Capital Gains Incentive Fee Calculation in the same manner as the Income Incentive Fee under the New Investment Advisory Agreement with the only change being that the determination of Pre-Incentive Fee Net Investment Income under the Current GBDC Investment Advisory Agreement does not include any adjustment for the amortization or accretion of any purchase premium or purchase discount to interest income resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger. The income component under the Current GBDC Investment Advisory Agreement is calculated with respect to GBDC’s Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:
•
zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;

•
100.0% of GBDC’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. GBDC refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide GC Advisors with 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

•
20.0% of the amount of GBDC’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

The sum of these calculations yields the Current GBDC Income Incentive Fee. This amount is appropriately adjusted for any share issuances or repurchases during the quarter.
The second part of the Current Capital Gain Incentive Fee equals (a) 20.0% of GBDC’s Capital Gain Incentive Fee Base (as defined in the Current GBDC Investment Advisory Agreement), if any, calculated in arrears as of the end of each calendar year (or upon termination of the Current GBDC Investment

Advisory Agreement, as of the termination date), commencing with the calendar year ending December 31, 2010, less (b) the aggregate amount of any previously paid capital gain incentive fees. GBDC’s “Capital Gain Incentive Fee Base” under the Current GBDC Investment Advisory Agreement is calculated in the same manner as the New Capital Gain Incentive Fee Base. The Current GBDC Capital Gain Incentive Fee Base equals (1) the sum of  (i) GBDC’s realized capital gains, if any, on a cumulative positive basis from April 13, 2010 through the end of each calendar year, (ii) all realized capital losses on a cumulative basis and (iii) all unrealized capital depreciation on a cumulative basis less (2) all unamortized deferred financing costs, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis.
•
The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in GBDC’s portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

•
The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in GBDC’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.

•
The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in GBDC’s portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

As of March 31, 2019 and September 30, 2018 and 2017, the Current GBDC Capital Gain Incentive Fee payable as calculated under the Current GBDC Investment Advisory Agreement was $0, $2.3 million, and $0.4 million, respectively. However, in accordance with GAAP, GBDC is required to accrue for the Current GBDC Capital Gain Incentive Fee on a quarterly basis and is further required to include the aggregate unrealized capital appreciation on investments when calculating the capital gain incentive fee accrual, as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Current GBDC Investment Advisory Agreement. If the Current GBDC Capital Gain Incentive Fee Base, adjusted as required by GAAP to include unrealized appreciation, is positive at the end of a period, then GAAP requires GBDC to accrue a capital gain incentive fee equal to 20% of such amount, less the aggregate amount of the actual Current GBDC Capital Gain Incentive Fees paid or capital gain incentive fees accrued under GAAP in all prior periods. If such amount is negative, then there is no accrual for such period. The resulting accrual under GAAP for any capital gain incentive fee payable in a given period may result in additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. There can be no assurance that such unrealized capital appreciation will be realized in the future. Any payment due under the terms of the Current GBDC Investment Advisory Agreement is calculated in arrears at the end of each calendar year, and GBDC paid a $1.6 million and $1.2 million Current GBDC Capital Gain Incentive Fee calculated in accordance with the Current GBDC Investment Advisory Agreement as of December 31, 2018 and 2017, respectively. GBDC did not pay any capital gain incentive fee under the Current GBDC Investment Advisory Agreement for any period ended prior to December 31, 2017. The accrual for the capital gain incentive fee under GAAP was a reversal of  $0.7 million, or $0.01 per share, and a reversal of $1.1 million, or $0.02 per share for the three and six months ended March 31, 2019, respectively. The accrual for the capital gain incentive fee under GAAP was $0.8 million, or $0.01 per share, and $1.5 million, or $0.02 per share for the three and six months ended March 31, 2018, respectively. For the years ended September 30, 2018, 2017 and 2016, GBDC accrued a capital gain incentive fee under GAAP of  $1.5 million, $2.8 million, and $1.2 million, respectively.
If GBDC stockholders approve the Advisory Agreement Amendment Proposal at the GBDC Special Meeting, the New Investment Advisory Agreement will be effective as of the closing of the Merger. If the Merger does not close, then the New Investment Advisory Agreement will not go into effect, even if approved by the GBDC stockholders. Under the New Investment Advisory Agreement, the calculation of the Income Incentive Fee will be adjusted to exclude any amounts resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger, such as the premium to NAV to be paid for the shares of GCIC Common Stock in the Merger. The calculation of the incentive fee payable on net capital gains of GBDC under the New Investment Advisory Agreement will not change from the capital gain incentive fee payable under the Current GBDC Investment Advisory Agreement. See “GBDC Proposal 3: Approval of Advisory Agreement Amendment Proposal” for a description of the income incentive fee that would be effective upon closing of the Merger following GBDC Stockholders approval of the Advisory Agreement Amendment Proposal.
For the six months ended March 31, 2019 and 2018, GBDC paid GC Advisors incentive fees of  $10.1 million and $3.8 million, respectively, pursuant to the Current GBDC Investment Advisory Agreement. For the fiscal years ended September 30, 2018, 2017 and 2016, GBDC paid GC Advisors incentive fees of  $8.8 million, $7.4 million and $6.6 million, respectively, pursuant to the Current GBDC Investment Advisory Agreement.
Payment of GBDC’s Expenses
All investment professionals of GC Advisors and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to GBDC, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by GC Advisors and/or its affiliates and not by GBDC. GBDC bears all other out-of-pocket costs and expenses of its operations and transactions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Golub Capital BDC, Inc. — Overview — Expenses.”
Duration and Termination
Unless terminated earlier as described below, the Current GBDC Investment Advisory Agreement will continue in effect from year to year if approved annually by the GBDC Board or by the affirmative vote of the holders of a majority of GBDC’s outstanding voting securities, and, in either case, if also approved by a majority of GBDC’s directors who are not “interested persons,” as that term is defined in the 1940 Act, of GBDC or GC Advisors. The Current GBDC Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by GC Advisors and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of GBDC’s outstanding voting securities, by vote, may also terminate the Current GBDC Investment Advisory Agreement without penalty.
Indemnification
The Current GBDC Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GC Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from GBDC for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GC Advisors’ services under the Current GBDC Investment Advisory Agreement or otherwise as GBDC’s investment adviser.
Board Approval of the Current GBDC Investment Advisory Agreement
At a meeting of the GBDC Board held in May 2019, the GBDC Board voted unanimously to reapprove the Current GBDC Investment Advisory Agreement. In reaching a decision to approve the Current GBDC Investment Advisory Agreement, the GBDC Board reviewed a significant amount of information and considered, among other things:
•
the nature, extent and quality of services provided to GBDC by GC Advisors;

•
the relative investment performance of GBDC since April 1, 2016 and since its inception;

•
the fees paid by other comparable business development companies; and

•
various other matters.

Based on the information reviewed and the considerations detailed above, the GBDC Board including all of the directors who are not “interested persons,” as that term is defined in the 1940 Act, of GBDC or GC Advisors, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the renewal of the Current GBDC Investment Advisory Agreement for a one year term.
Administration Agreement
Pursuant to the Administration Agreement, the Administrator furnishes GBDC with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the Administration Agreement, the Administrator performs, or oversees the performance of, GBDC’s required administrative services, which include being responsible for the financial records that GBDC is required to maintain and preparing reports to its stockholders and reports filed with the SEC. In addition, the Administrator assists GBDC in determining and publishing its net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to it by others. The Administrator may retain third parties to assist in providing administrative services to GBDC. To the extent that the Administrator outsources any of its functions, GBDC pays the fees associated with such functions on a direct basis without profit to the Administrator. GBDC reimburses the Administrator for the allocable portion (subject to review and approval of the GBDC Board) of the Administrator’s overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and GBDC’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs. The GBDC Board reviews the expenses reimbursed to the Administrator, including any allocation of expenses among GBDC and other entities for which the Administrator provides similar services, to determine that these expenses are reasonable and comparable to administrative services charged by unaffiliated third party asset managers. In addition, if requested to provide managerial assistance to GBDC’s portfolio companies, the Administrator is paid an additional amount based on the cost of the services provided, which shall not exceed the amount GBDC receives from such portfolio companies for providing this assistance. In May 2018, the Administration Agreement was renewed for a one-year term with the unanimous approval of the GBDC Board. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.
Indemnification
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from GBDC for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as GBDC’s administrator.
License Agreement
GBDC has entered into a license agreement with Golub Capital LLC under which Golub Capital LLC has granted GBDC a non-exclusive, royalty-free license to use the name “Golub Capital.” Under this agreement, GBDC will have a right to use the “Golub Capital” name and the agreement will remain in effect for so long as GC Advisors or one of its affiliates remains GBDC’s investment adviser. Other than with respect to this limited license, GBDC will have no legal right to the “Golub Capital” name.
Staffing Agreement
GBDC does not have any internal management capacity or employees. GBDC depends on the diligence, skill and network of business contacts of the senior investment professionals of GC Advisors to achieve its investment objective. GC Advisors is an affiliate of Golub Capital LLC and depends upon access to the investment professionals and other resources of Golub Capital LLC and its affiliates to fulfill its obligations to GBDC under the Current GBDC Investment Advisory Agreement. GC Advisors also depends upon Golub Capital LLC to obtain access to deal flow generated by the professionals of Golub Capital LLC and its affiliates. Under the Staffing Agreement, Golub Capital LLC provides GC Advisors with the resources necessary to fulfill these obligations. The Staffing Agreement provides that Golub Capital LLC will make available to GC Advisors experienced investment professionals and access to the senior investment personnel of Golub Capital LLC for purposes of evaluating, negotiating, structuring, closing and monitoring GBDC’s investments. The Staffing Agreement also includes a commitment that the members of GC Advisors’ investment committee serve in such capacity. The Staffing Agreement remains in effect until terminated and may be terminated by either party without penalty upon 60 days’ written notice to the other party. Services under the Staffing Agreement are provided to GC Advisors on a direct cost reimbursement basis, and such fees are not GBDC’s obligation.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF GOLUB CAPITAL BDC, INC.
GBDC has entered into agreements with GC Advisors, in which members of GBDC’s senior management and members of GC Advisors’ investment committee have ownership and financial interests. Members of GBDC’s senior management and the investment committee also serve as principals of other investment advisers affiliated with GC Advisors that do and may in the future sponsor or manage accounts with investment objectives similar to GBDC’s investment objectives. In addition, GBDC’s executive officers and directors and the members of GC Advisors and its investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as GBDC does or of accounts managed or sponsored by GBDC’s affiliates. These accounts may have investment objectives similar to GBDC’s investment objective. Certain of these accounts may provide for higher management or incentive fees, allow GC Advisors to recover greater expense reimbursement or overhead allocations, or permit GC Advisors and its affiliates to receive higher origination and other transaction fees. For example, the 1940 Act restricts GC Advisors from receiving more than a 1% fee in connection with loans that GBDC acquires or originates, a limitation that does not exist for certain other accounts.
Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers GBDC the right to participate in all investment opportunities that it determines are appropriate for GBDC in view of GBDC’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, GBDC might not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates.
GC Advisors and its affiliates have both subjective and objective policies and procedures in place that are designed to manage the potential conflicts of interest between GC Advisors’ fiduciary obligations to GBDC and its similar fiduciary obligations to other clients. To the extent that GBDC competes with entities sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. GC Advisors’ allocation policies are intended to ensure that, over time, GBDC may generally share equitably with other accounts sponsored or managed by GC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for GBDC and such other accounts. There can be no assurance that GC Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to GBDC. Not all conflicts of interest can be expected to be resolved in GBDC’s favor.
GC Advisors has historically sponsored or managed, and currently sponsors or manages, accounts with similar or overlapping investment strategies and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. GC Advisors seeks to ensure the equitable allocation of investment opportunities when GBDC is able to invest alongside other accounts sponsored or managed by GC Advisors and its affiliates. When GBDC invests alongside such other accounts, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, if an investment opportunity is appropriate for GBDC and another similar eligible account, the opportunity will be allocated pro rata based on relative capital available for investment of each of GBDC and such other eligible accounts, subject to minimum and maximum investment size limits. Where there is an insufficient amount of any investment opportunity to satisfy GBDC and other accounts sponsored or managed by GC Advisors or its affiliates, the allocation policy further provides that allocations among GBDC and such other accounts will generally be made pro rata to GBDC and each other eligible account based on the capital available for investment of each of GBDC and such other eligible accounts, subject to the minimum and maximum investment size limits for each such party. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, GBDC and such other entities would be making different investments in the same issuer, GC Advisors will need to decide whether GBDC or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods.
GBDC has in the past and expect in the future to co-invest on a concurrent basis with other affiliates of GC Advisors, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to GBDC and GBDC’s allocation procedures. On February 27, 2017, GBDC, along with GC Advisors and certain other funds and accounts sponsored or managed by GC Advisors and its affiliates, received exemptive relief from the SEC that permits GBDC greater flexibility to negotiate the terms of co-investments if the GBDC Board determines that it would be advantageous for GBDC to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with GBDC’s investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. GBDC believes that co-investment by GBDC and accounts sponsored or managed by the GC Advisors and its affiliates may afford GBDC additional investment opportunities and the ability to achieve greater diversification. Under the terms of this exemptive relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of GBDC’s independent directors is required to make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to GBDC and its stockholders and do not involve overreaching of GBDC or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of GBDC’s stockholders and is consistent with GBDC’s investment strategies and policies.
GC Advisors and its affiliates have other clients with similar or competing investment objectives, including GCIC, GBDC 3 and several private funds that are pursuing an investment strategy similar to GBDC’s investment strategy, some of which may seek new capital from time to time. In serving these clients, GC Advisors may have obligations to other clients or investors in those entities. GBDC’s investment objective may overlap with such affiliated accounts. GC Advisors’ allocation procedures are designed to allocate investment opportunities among the accounts sponsored or managed by GC Advisors and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more accounts with similar investment strategies are actively investing, GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. The GBDC Board regularly reviews the allocation policy of Golub Capital and annually reviews the code of ethics of GC Advisors.
GBDC’s senior management, members of GC Advisors’ investment committee and other investment professionals from GC Advisors may serve as directors of, or in a similar capacity with, companies in which GBDC invests or in which GBDC is considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict GBDC’s ability to buy or sell the securities of such company under the policies of the company or applicable law. In addition, GBDC has adopted a formal code of ethics that governs the conduct of its and GC Advisors’ officers, directors and employees. GBDC’s officers and directors also remain subject to the duties imposed by both the 1940 Act and the DGCL.
GBDC has entered into the Current GBDC Investment Advisory Agreement with GC Advisors pursuant to which GBDC pays GC Advisors a base management fee and incentive fee. The GBDC Board reapproved the Current GBDC Investment Advisory Agreement for a one-year term in May 2019. The incentive fee is computed and paid on income that GBDC may not have yet received in cash. This fee structure may create an incentive for GC Advisors to make certain types of investments. Additionally, GBDC relies on investment professionals from GC Advisors to assist the GBDC Board with the valuation of GBDC’s portfolio investments. GC Advisors’ base management fee and incentive fee are based on the value of GBDC’s investments and there may be a conflict of interest when personnel of GC Advisors are involved in the valuation process of GBDC’s portfolio investments.
GBDC has entered into a license agreement with Golub Capital LLC under which Golub Capital LLC granted GBDC a non-exclusive, royalty-free license to use the name “Golub Capital.”
Pursuant to the Administration Agreement, the Administrator furnishes GBDC with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. The GBDC Board reapproved the Administration Agreement for a one-year term in May 2019. Under GBDC’s Administration Agreement, the Administrator performs, or oversees the performance of, GBDC’s required administrative services, which include, among other things, being responsible for the financial records that GBDC is required to maintain and preparing reports to its stockholders and reports filed with the SEC. GC Advisors is the sole member of and controls Golub Capital LLC.
GC Advisors is an affiliate of Golub Capital LLC, with whom it has entered into the Staffing Agreement. Under this agreement, Golub Capital LLC makes available to GC Advisors experienced investment professionals and access to the senior investment personnel and other resources of Golub Capital LLC and its affiliates. The Staffing Agreement provides GC Advisors with access to deal flow generated by the professionals of Golub Capital LLC and its affiliates and commits the members of GC Advisors’ investment committee to serve in that capacity. GC Advisors seeks to capitalize on what GBDC believes to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital LLC’s investment professionals.
GBDC has entered into an unsecured revolving credit facility with GC Advisors.
During the first calendar quarter of 2019, the Golub Capital Employee Grant Program Rabbi Trust (the “Trust”) did not purchase any shares of GBDC Common Stock. During the calendar year 2018, the Trust purchased approximately $7.2 million of shares, or 396,099 shares, of GBDC Common Stock from GCOP LLC, an affiliate of GC Advisors, for the purpose of awarding incentive compensation to employees of Golub Capital. During calendar year 2017, the Trust purchased approximately $17.7 million of shares, or 955,896 shares, of GBDC Common Stock, for the purpose of awarding incentive compensation to employees of Golub Capital. During calendar year 2016, the Trust purchased approximately $1.5 million of shares, or 95,035 shares, of GBDC Common Stock, for the purpose of awarding incentive compensation to employees of Golub Capital.
GC Advisors serves as collateral manager to the 2014 Issuer, GBDC’s direct subsidiary and the 2018 Issuer, GBDC’s indirect subsidiary, under collateral management agreements and receives a fee for providing these services that is offset against the base management fee payable by GBDC under the Current GBDC Investment Advisory Agreement. Prior to the redemption of the 2010 Notes on July 20, 2018, GC Advisors served as the collateral manager to the 2010 Issuer, GBDC’s indirect subsidiary.
Golub Capital LLC serves as administrative agent for GBDC SLF, an unconsolidated Delaware limited liability company that invests in senior secured loans and is co-managed by GBDC and RGA Reinsurance Company. Pursuant to the Administrative and Loan Services Agreement between GBDC SLF and Golub Capital LLC, Golub Capital LLC provides certain loan servicing and administrative functions to GBDC SLF and is reimbursed for certain of its costs and expenses by GBDC SLF.
The GBDC audit committee, in consultation with GBDC’s Chief Executive Officer, Chief Compliance Officer and legal counsel, has established a written policy to govern the review of potential related party transactions. The GBDC audit committee conducts quarterly reviews of any potential related party transactions and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to GBDC’s Code of Conduct or Code of Ethics.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF GOLUB CAPITAL BDC, INC.
As of July 2, 2019, there were 60,715,756 shares of GBDC Common Stock outstanding. The following table sets out certain ownership information as of May 31, 2019 with respect to GBDC Common Stock for those persons who directly or indirectly own, control or hold with the power to vote five percent or more of its outstanding common stock, each of its directors and officers and all officers and directors as a group.
Name and Address	Type of Ownership	Shares Owned	Percentage	Estimated Pro Forma Percentage(2)
Lawrence E. Golub(1)	—	—	—	4.5%
David B. Golub(1)	Beneficial	100,312	*%	4.6%
John T. Baily(1)	Beneficial	35,274	*%	*%
Kenneth F. Bernstein(1)	Beneficial	52,909	*%	*%
Anita R. Rosenberg(1)	Beneficial	28,760	*%	*%
William M. Webster IV(1)	Beneficial	191,514	*%	*%
Ross A. Teune(1)	Beneficial	12,734	*%	*%
Joshua M. Levinson(1)	Beneficial	21,511	*%	*%
All officers and directors as a group (8 persons)	Beneficial	443,014	*%	5.0%

*
Represents less than 1.0%.

(1)
The business address for each of GBDC’s officers and directors is c/o Golub Capital BDC, Inc., 666 Fifth Avenue, 18th Floor, New York, NY 10103.

(2)
Estimated Pro Forma Percentage assumes the conversion of 78,053,988.796 shares of GCIC Common Stock, which was the number of shares of GCIC Common Stock outstanding as of July 2, 2019, into 67,516,700 shares of GBDC Common Stock and 60,715,756 shares of GBDC Common Stock outstanding on a pro forma basis. See “Control Persons and Principal Stockholders of Golub Capital Investment Corporation” for ownership information with respect to GCIC Common Stock held by each of the officers and directors of GBDC and GCIC.

GBDC is not part of a “family of investment companies,” as that term is defined in the 1940 Act. The following table sets out the dollar range of GBDC’s equity securities that each of its directors beneficially owned as of May 31, 2019 based on the closing price of  $17.73 on July 2, 2019.
Name of Director	Dollar Range of Equity Securities in Golub Capital BDC, Inc.(1)
Independent Directors
John T. Baily	Over $100,000
Kenneth F. Bernstein	Over $100,000
Anita R. Rosenberg	Over $100,000
William M. Webster IV	Over $100,000
Interested Directors
Lawrence E. Golub	None
David B. Golub	Over $100,000

(1)
Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

The following table sets forth the dollar range of limited partnership interests in other private funds advised by Golub Capital and beneficially owned by any of GBDC’s independent directors and his or her immediate family as of May 31, 2019.

Name of Director	Name of Owners	Name of Investment	Title of Class	Value of Securities(1)
Independent Directors
William M. Webster IV	William M. Webster IV; J. Lyles Glenn, TTE, FBO William M. Webster IV Trust UAD 3/15/99	Golub Capital Partners 9, L.P.;
Golub Capital Partners 10, L.P.;
Golub Capital Partners 11, L.P.;
Golub Capital Partners 11R, L.P.;
Golub Capital Partners 12, L.P.;
GC Coinvestment, L.P.;
GC 2009 Mezzanine Partners, L.P.;
Golub Capital International Ltd.;
LEG Partners, L.P.;
GEMS Fund 4, L.P.;
GC Synexus Fund LP;
		Golub Capital Investment Corporation	N/A – Single Class	Over $100,000 in each

(1)
Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

BUSINESS OF GOLUB CAPITAL INVESTMENT CORPORATION
General
GCIC is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, for U.S. federal income tax purposes, GCIC has elected to be treated as an RIC under Subchapter M of the Code.
GCIC was formed in September 2014 to make investments and generate current income and capital appreciation by investing primarily in one stop and other senior secured loans of U.S. middle-market companies that are, in most cases, sponsored by private equity firms. GCIC commenced operations on December 31, 2014. Shares of GCIC Common Stock are registered under the Exchange Act and are not currently listed for trading on a national securities exchange. GCIC has entered into subscription agreements with several investors, including with affiliates of GC Advisors, providing for the private placement of GCIC Common Stock. Under the terms of these subscription agreements, investors are required to fund drawdowns to purchase shares of GCIC Common Stock, at a price per share equal to the most recent NAV per share as determined by the GCIC Board (subject to adjustment to the extent required by Section 23 of the 1940 Act), up to the amount of their respective capital subscriptions on an as-needed basis as determined by GCIC with a minimum of 10 calendar days prior notice. GCIC structures its one stop loans as senior secured loans, and GCIC obtains security interests in the assets of the portfolio company that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of the portfolio company. In many cases, GCIC, together with its affiliates, are the sole lenders of one stop loans, which can afford it additional influence over the borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.
GCIC’s investment objective is to generate current income and capital appreciation by investing primarily in senior secured and one stop loans of U.S. middle-market companies. GCIC may also selectively invest in second lien and subordinated (a loan that ranks senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) loans of, and warrants and minority equity securities in U.S. middle-market companies. GCIC intends to achieve its investment objective by (1) accessing the established loan origination channels developed by Golub Capital, a leading lender to middle-market companies with over $30.0 billion in capital under management as of March 31, 2019, (2) selecting investments within its core middle-market company focus, (3) partnering with experienced private equity firms, or sponsors, in many cases with whom Golub Capital has invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital.
GCIC seeks to create a portfolio that includes primarily one stop and senior secured loans by primarily investing approximately $5.0 million to $30.0 million of capital, on average, in the securities of U.S. middle-market companies. GCIC may also selectively invest more than $30.0 million in some of its portfolio companies and generally expects that the size of its individual investments will vary proportionately with the size of its capital base.
GCIC generally invests in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of GCIC’s debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase GCIC’s risk of losing part or all of its investment.
GCIC’s Investment Adviser
GCIC’s investment activities are managed by its investment adviser, GC Advisors. GC Advisors is responsible for sourcing potential investments, conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring GCIC’s investments and monitoring GCIC’s investments and portfolio companies on an ongoing basis. GC Advisors was organized in September 2008 and is a registered investment adviser under the Advisers Act. Under the GCIC Investment Advisory Agreement with GC Advisors, GCIC pays GC Advisors a base management fee and an incentive fee for its services. See “Golub Capital Investment Corporation Management Agreements — GCIC Investment Advisory Agreement — Management Fee” for a discussion of the base management fee and incentive fee, including the cumulative income incentive fee and the income and capital gains incentive fee, payable by GCIC to GC Advisors. Unlike most closed-end funds whose fees are based on assets net of leverage, GCIC’s base management fee is based on its average-adjusted gross assets (including leverage but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) and, therefore, GC Advisors benefits when GCIC incurs debt or uses leverage. For purposes of the GCIC Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase. Additionally, under the incentive fee structure, GC Advisors benefits when capital gains are recognized and, because it determines when a holding is sold, GC Advisors controls the timing of the recognition of capital gains. The GCIC Board is charged with protecting GCIC’s interests by monitoring how GC Advisors addresses these and other conflicts of interest associated with its management services and compensation. While not expected to review or approve each borrowing, GCIC’s independent directors periodically review GC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, GCIC’s independent directors consider whether GCIC’s fees and expenses (including those related to leverage) remain appropriate. See “Golub Capital Investment Corporation Management Agreements — GCIC Investment Advisory Agreement — Board Approval of the GCIC Investment Advisory Agreement.”
GC Advisors is an affiliate of Golub Capital and pursuant to the Staffing Agreement, Golub Capital LLC makes experienced investment professionals available to GC Advisors and provides access to the senior investment personnel of Golub Capital LLC and its affiliates. The Staffing Agreement provides GC Advisors with access to investment opportunities, which GCIC refers to in the aggregate as deal flow, generated by Golub Capital LLC and its affiliates in the ordinary course of their businesses and commits the members of GC Advisors’ investment committee to serve in that capacity. As GCIC’s investment adviser, GC Advisors is obligated to allocate investment opportunities among GCIC and its other clients fairly and equitably over time in accordance with its allocation policy. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Golub Capital Investment Corporation — Related Party Transactions.” However, there can be no assurance that such opportunities will be allocated to GCIC fairly or equitably in the short-term or over time. GC Advisors seeks to capitalize on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital LLC’s investment professionals.
An affiliate of GC Advisors, the Administrator, provides the administrative services necessary for GCIC to operate. See “Golub Capital Investment Corporation Management Agreements — GCIC Administration Agreement” for a discussion of the fees and expenses (subject to the review and approval of the GCIC Independent Directors) GCIC is required to reimburse to the Administrator.
About Golub Capital
Golub Capital, founded in 1994, is a leading lender to middle-market companies, with a long track record of investing in senior secured, one stop, second lien and subordinated loans. As of March 31, 2019, Golub Capital had over $30.0 billion of capital under management. Since its inception, Golub Capital has closed deals with over 260 middle-market sponsors and repeat transactions with over 180 sponsors.
Golub Capital’s middle-market lending group is managed by a four-member senior management team consisting of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman and Gregory W. Cashman. As of March 31, 2019, Golub Capital’s more than 100 investment professionals had an average of over 12 years of investment experience and were supported by more than 250 administrative and back office personnel that focus on operations, finance, legal and compliance, accounting and reporting, marketing, information technology and office management.
Investment Criteria/Guidelines
GCIC seeks to generate strong risk-adjusted net returns by assembling a portfolio of investments across a broad range of industries and private equity investors.

GCIC primarily targets U.S. middle-market companies controlled by private equity investors that require capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts. GCIC may also make opportunistic loans to independently owned and publicly held middle-market companies. GCIC seeks to partner with strong management teams executing long-term growth strategies. Target businesses will typically exhibit some or all of the following characteristics:
•
annual EBITDA of less than $100.0 million annually;

•
sustainable leading positions in their respective markets;

•
scalable revenues and operating cash flow;

•
experienced management teams with successful track records;

•
stable, predictable cash flows with low technology and market risks;

•
a substantial equity cushion in the form of capital ranking junior to GCIC’s investment;

•
low capital expenditures requirements;

•
a North American base of operations;

•
strong customer relationships;

•
products, services or distribution channels having distinctive competitive advantages;

•
defensible niche strategy or other barriers to entry; and

•
demonstrated growth strategies.

While GCIC believes that the criteria listed above are important in identifying and investing in prospective portfolio companies, not all of these criteria will be met by each prospective portfolio company.
Investment Process Overview
GCIC views its investment process as consisting of four distinct phases described below:
Origination.   GC Advisors sources investment opportunities through access to a network of over 10,000 individual contacts developed in the financial services and related industries by Golub Capital and managed through a proprietary customer relationship database. Among these contacts is an extensive network of private equity firms and relationships with leading middle-market senior lenders. The senior deal professionals of Golub Capital supplement these leads through personal visits and marketing campaigns. It is their responsibility to identify specific opportunities, to refine opportunities through candid exploration of the underlying facts and circumstances and to apply creative and flexible thinking to solve clients’ financing needs. Golub Capital’s origination personnel are located in offices in Chicago, New York, and San Francisco. Each originator maintains long-standing customer relationships and is responsible for covering a specified target market. GCIC believes those originators’ strength and breadth of relationships across a wide range of markets generate numerous financing opportunities, which GCIC believes enables GC Advisors to be highly selective in recommending investments to it.
Underwriting.   GCIC utilizes the systematic, consistent approach to underwriting developed by Golub Capital, with a particular focus on determining the value of a business in a downside scenario. The key criteria that GCIC considers include (1) strong and resilient underlying business fundamentals, (2) a substantial equity cushion in the form of capital ranking junior in right of payment to GCIC’s investment and (3) a conclusion that overall “downside” risk is manageable. While the size of GCIC’s equity cushion will vary over time and across industries, the equity cushion generally sought by GC Advisors today is between 35% and 50% of total portfolio capitalization. GCIC generally focuses on the criteria developed by Golub Capital for evaluating prospective portfolio companies, and GCIC puts more emphasis on credit considerations (such as (1) loan-to-value ratio (which is the amount of GCIC’s loan divided by the enterprise value of the company in which GCIC is investing), (2) the ability of the company to maintain a liquidity cushion through economic cycles and in downside scenarios, (3) the ability of the company to service its fixed charge obligations under a variety of scenarios and (4) its anticipated strategic value in a downturn) than on profit potential and loan pricing. GCIC’s due diligence process for middle-market credits will typically entail:
•
a thorough review of historical and pro forma financial information;

•
on-site visits;

•
interview with management and employees;

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a review of loan documents and material contracts;

•
third party “quality of earnings” accounting due diligence;

•
when appropriate, background checks on key managers and research relating to the company’s business, industry, markets, customers, suppliers, products and services and competitors; and

•
the commission of third-party market surveys when appropriate

The following chart illustrates the stages of Golub Capital’s evaluation and underwriting process:
ILLUSTRATIVE DEAL EVALUATION PROCESS
Execution.   In executing transactions for GCIC, GC Advisors utilizes the due diligence process developed by Golub Capital. Through a consistent approach to underwriting and careful attention to the details of execution, it seeks to close deals as fast or faster than competitive financing providers while maintaining discipline with respect to credit, pricing and structure to ensure the ultimate success of the financing. Upon completion of due diligence, the investment team working on an investment delivers a memorandum to GC Advisors’ investment committee. Once an investment has been approved by the investment committee, it moves through a series of steps towards negotiation of final documentation. Upon completion of final documentation, a loan is funded upon the execution of an investment committee memorandum by members of GC Advisors’ investment committee.
Monitoring.   GCIC views active portfolio monitoring as a vital part of its investment process. GCIC considers board observation rights, where appropriate, regular dialogue with company management and sponsors and detailed, internally generated monitoring reports to be critical to its performance. Golub Capital has developed a monitoring template that is designed to reasonably ensure compliance with these standards. This template is used by GC Advisors as a tool to assess investment performance relative to GCIC’s investment plan.

As part of the monitoring process, GC Advisors regularly assesses the risk profile of each of GCIC’s investments and rates each of them based on an internal system developed by Golub Capital and its affiliates. This system is not generally accepted in GCIC’s industry or used by its competitors. It is based on the following categories, which GCIC refers to as GC Advisors’ internal performance rating:
Internal Performance Ratings
Rating	Definition
5	Involves the least amount of risk in GCIC’s portfolio. The borrower is performing above expectations, and the trends and risk factors are generally favorable.
4	Involves an acceptable level of risk that is similar to the risk at the time of origination. The borrower is generally performing as expected, and the risk factors are neutral to favorable.
3	Involves a borrower performing below expectations and indicates that the loan’s risk has increased somewhat since origination. The borrower may be out of compliance with debt covenants; however, loan payments are generally not past due.
2	Involves a borrower performing materially below expectations and indicates that the loan’s risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).
1	Involves a borrower performing substantially below expectations and indicates that the loan’s risk has substantially increased since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 1 are not anticipated to be repaid in full and GCIC will reduce the fair market value of the loan to the amount GCIC anticipates will be recovered.
GCIC’s internal performance ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of its investments.
For any investment rated 1, 2 or 3, GC Advisors will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions.
GC Advisors monitors and, when appropriate, changes the internal performance ratings assigned to each investment in GCIC’s portfolio. In connection with GCIC’s valuation process, GC Advisors and the GCIC Board review these internal performance ratings on a quarterly basis.
The following table shows the distribution of GCIC’s investments on the 1 to 5 internal performance rating scale at fair value as of March 31, 2019 and September 30, 2018 and 2017:
	March 31, 2019		September 30, 2018		September 30, 2017
Internal Performance Rating	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at FairValue (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments
5	$142,955	7.0%	$104,563	6.3%	$22,656	1.6%
4	1,735,136	86.0	1,439,656	86.0	1,246,641	89.2
3	120,409	6.0	110,695	6.6	127,974	9.2
2	17,245	0.9	18,813	1.1	155	0.0*
1	1,103	0.1	711	0.0*	302	0.0*
Total	$2,016,848	100.0%	$1,674,438	100.0%	$1,397,701	100.0%

*
Represents an amount less than 0.1%

Investment Committee
GC Advisors’ investment committee, which is comprised of officers of GC Advisors, evaluates and approves all of GCIC’s investments, subject to the oversight of the GCIC Board. The investment committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The investment committee currently consists of Lawrence E. Golub, David B. Golub, Andrew H. Steuerman and Gregory W. Cashman. The investment committee serves to provide investment consistency and adherence to GCIC’s core investment philosophy and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.
In addition to reviewing investments, investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and credit views with the investment committee early in their analysis. GCIC believes this process improves the quality of the analysis and assists the deal team members to work more efficiently.
Each transaction is presented to the investment committee in a formal written report. All of GCIC’s new investments must be approved by a consensus of the investment committee. Each member of the investment committee performs a similar role for other investment funds, accounts or other investment vehicles, collectively referred to as accounts, sponsored or managed by Golub Capital and its affiliates.
Investment Structure
Once GCIC has determined that a prospective portfolio company is suitable for investment, GCIC works with the management of that company and its other capital providers to structure an investment. GCIC negotiates among these parties to agree on how its investment is expected to perform relative to the other capital in the portfolio company’s capital structure.
GCIC structures its investments, which typically have maturities of three to seven years as described below. GCIC’s loans typically provide for moderate loan amortization in the early years of the loan, with the majority of the amortization deferred until loan maturity, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount at maturity.
Senior Secured Loans.   When GCIC structures investments in senior secured loans, GCIC obtains security interests in the assets of the portfolio company that serve as collateral in support of the repayment of such loans. This collateral may take the form of first-priority liens on the assets of the portfolio company borrower.
One Stop Loans.   GCIC structures its one stop loans as senior secured loans. GCIC obtains security interests in the assets of the portfolio company that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of the portfolio company. In many cases, GCIC is the sole lender, or GCIC together with its affiliates are the sole lenders, of one stop loans, which can afford GCIC additional influence over the borrower in terms of monitoring and, if necessary, remediation in the event of underperformance.
One stop loans include loans to technology companies undergoing strong growth due to new services, increased adoption and/or entry into new markets. GCIC refers to loans to these companies as late stage lending loans. Other targeted characteristics of late stage lending businesses include strong customer revenue retention rates, a diversified customer base and backing from growth equity or venture capital firms. In some cases, the borrower’s high revenue growth is supported by a high level of discretionary spending. As part of the underwriting of such loans and consistent with industry practice, GCIC may adjust GCIC’s characterization of the earnings of such borrowers for a reduction or elimination of such discretionary expenses, if appropriate.
Second Lien Loans.   GCIC structures these investments as junior, secured loans. GCIC obtains security interests in the assets of the portfolio company that serve as collateral in support of the repayment of such loans. This collateral may take the form of second priority liens on the assets of a portfolio company.

Subordinated Loans.   GCIC structures these investments as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide GCIC with significant current interest income. Subordinated loans rank senior only to a borrower’s equity securities and rank junior to all of such borrower’s other indebtedness in priority of payment.
These loans typically have interest-only payments (often representing a combination of cash pay and payment-in-kind, or PIK, interest) in the early years. Subordinated loan investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. In addition, the PIK feature of many subordinated loans, which effectively operates as negative amortization of loan principal, increases credit risk exposure over the life of the loan.
Warrants and Minority Equity Securities.   In some cases, GCIC may purchase minority equity interests or receive nominally priced warrants or options to buy a minority equity interest in the portfolio company in connection with a loan, which can allow GCIC to achieve additional investment return from this equity interest. GCIC may structure such warrants to include provisions protecting its rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events.
GCIC Senior Loan Fund.   GCIC has invested in GCIC SLF, which as of December 31, 2018, consisted of a portfolio of loans to different borrowers in industries similar to the companies in GCIC’s portfolio. GCIC SLF invests primarily in senior secured loans of middle market companies, which debt securities are expected to be secured by a first lien on some or all of the issuer’s assets, including traditional senior debt and any related revolving or similar credit facility, in generally the same manner as GCIC’s senior secured and one stop loans. GCIC SLF may also invest in more liquid senior secured loans.
GCIC tailors the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects GCIC’s rights and manages GCIC’s risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. GCIC seeks to limit the downside potential of GCIC’s investments by:
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selecting investments that GCIC believes have a very low probability of loss;

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requiring a total return on GCIC’s investments that GCIC believes will compensate it appropriate for credit risk; and

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negotiating covenants in connection with GCIC’s investments that afford its portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of GCIC’s capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights.

GCIC expects to hold most of its investments to maturity or repayment, but GCIC may sell some of its investments earlier if a liquidity event occurs, such as a sale, recapitalization or worsening of the credit quality of the portfolio company.
Investments
GCIC seeks to create a portfolio that includes primarily one stop and senior secured loans by investing approximately $5.0 million to $30.0 million of capital, on average, in the securities of middle-market companies. Set forth below is a list of GCIC’s ten largest portfolio company investments as of March 31, 2019, as well as the top ten industries in which GCIC was invested as of March 31, 2019, in each case excluding GCIC SLF, calculated as a percentage of GCIC’s total investments as of such date.

Portfolio Company	FMV of Investment(s)	% of Total FMV
Diligent Corporation	49,670	2.5%
MRI Software LLC	48,551	2.4%
Transaction Data Systems, Inc.	45,963	2.3%
Clarkson Eyecare LLC	45,113	2.2%
E2open, LLC	42,490	2.1%
DCA Investment Holding, LLC	40,793	2.0%
Sovos Compliance Formerly Taxware, LLC	39,821	2.0%
Quickbase, Inc.	39,335	2.0%
Mills Fleet Farm Group LLC	36,937	1.8%
Pet Holdings ULC	32,803	1.6%
Grand Total	421,476	20.9%

Industry	Fair Value of Investments (In thousands)	Percentage of Total Investments
Diversified/Conglomerate Service	$689,436	34.2%
Healthcare, Education and Childcare	344,156	17.1
Electronics	157,942	7.8
Retail Stores	152,957	7.6
Beverage, Food and Tobacco	103,573	5.2
Personal, Food and Miscellaneous Services	84,430	4.2
Leisure, Amusement, Motion Pictures and Entertainment	80,165	4.0
Insurance	64,895	3.2
Buildings and Real Estate	56,977	2.8
Diversified/Conglomerate Manufacturing	53,199	2.6
	$1,787,730	88.7%
Managerial Assistance
As a business development company, GCIC offers, and must provide upon request, managerial assistance to its portfolio companies. This assistance would involve an arrangement to provide significant guidance and counsel concerning the management, operations or business objectives and policies of the portfolio company. The Administrator or an affiliate of the Administrator provides such managerial assistance on GCIC’s behalf to portfolio companies that request this assistance. GCIC may receive fees for these services and reimburse the Administrator or an affiliate of the Administrator, as applicable, for its allocated costs in providing such assistance, subject to the review and approval by the GCIC Board, including its independent directors.
Competition
GCIC’s primary competitors in providing financing to middle-market companies include public and private funds, other business development companies, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of GCIC’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than GCIC does. For example, GCIC believes some competitors may have access to funding sources that are not available to it. In addition, some of GCIC’s competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than GCIC. Furthermore, many of GCIC’s competitors are not subject to the regulatory restrictions that the 1940 Act imposes on GCIC as a business development company or to the source-of-income, asset diversification and distribution requirements GCIC must satisfy to maintain its qualification as a RIC.

GCIC uses the expertise of the investment professionals of Golub Capital and its affiliates to which GCIC has access to assess investment risks and determine appropriate pricing for its investments in portfolio companies. In addition, the relationships of the senior members of Golub Capital and its affiliates enable GCIC to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which GCIC invests.
Administration
GCIC does not have any direct employees, and its day-to-day investment operations are managed by GC Advisors. GCIC has a chief executive officer, chief financial officer, chief compliance officer, managing director and director of corporate strategy, and to the extent necessary, the GCIC Board may elect to hire additional personnel going forward. GCIC’s officers are officers and/or employees of Golub Capital LLC, an affiliate of GC Advisors, and GCIC’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs is paid by GCIC pursuant to the GCIC Administration Agreement with the Administrator. See “Golub Capital Investment Corporation Management Agreements — GCIC Administration Agreement.”
Properties
GCIC does not own any real estate or other physical properties materially important to its operation. GCIC’s headquarters are located at 666 Fifth Avenue, 18th Floor, New York, NY 10103 and are provided by Golub Capital LLC pursuant to the GCIC Administration Agreement. GCIC believes that its office facilities are suitable and adequate to its business.
Legal Proceedings
GCIC, GC Advisors and Golub Capital LLC may, from time to time, be involved in legal and regulatory proceedings arising out of their respective operations in the normal course of business or otherwise. While there can be no assurance of the ultimate disposition of any such proceedings, each of GCIC, GC Advisors and Golub Capital LLC do not believe it is currently subject to any material legal proceedings.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF GOLUB CAPITAL INVESTMENT CORPORATION
The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the audited consolidated financial statements and related notes thereto and other financial information appearing elsewhere in this joint proxy statement/prospectus. Many of the amounts and percentages presented in this section have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.
GCIC cannot assure you that the Merger will be consummated as scheduled, or at all. See “Risk Factors — Risks Related to the Merger” for a description of the risks associated with a failure to consummate the Merger and a description of the risks that the combined company may face if the Merger is consummated.
Overview
GCIC is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. In addition, for U.S. federal income tax purposes, GCIC has elected to be treated as a RIC under Subchapter M of the Code. As a business development company and a RIC, GCIC is also subject to certain constraints, including limitations imposed by the 1940 Act and the Code. GCIC was formed in September 2014 and commenced operations on December 31, 2014.
GCIC’s investment objective is to generate current income and capital appreciation by investing primarily in one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans and that are often referred to by other middle-market lenders as unitranche loans) and other senior secured loans of U.S. middle-market companies. GCIC may also selectively invest in second lien and subordinated loans of, and warrants and minority equity securities in, U.S. middle-market companies. GCIC intends to achieve its investment objective by (1) accessing the established loan origination channels developed by Golub Capital, a leading lender to U.S. middle-market companies with over $30.0 billion in capital under management as of March 31, 2019, (2) selecting investments within GCIC’s core middle-market company focus, (3) partnering with experienced private equity firms, or sponsors, in many cases with whom Golub Capital has invested alongside in the past, (4) implementing the disciplined underwriting standards of Golub Capital and (5) drawing upon the aggregate experience and resources of Golub Capital.
GCIC’s investment activities are managed by GC Advisors and supervised by the GCIC Board of which a majority of the members are independent of GCIC, GC Advisors and its affiliates.
Under the GCIC Investment Advisory Agreement, which was most recently reapproved by the GCIC Board in May 2019, GCIC has agreed to pay GC Advisors an annual base management fee based on GCIC’s average adjusted gross assets as well as an incentive fee based on GCIC’s investment performance. Under the GCIC Administration Agreement, GCIC is provided with certain administrative services by an Administrator, which is currently Golub Capital LLC.
Under the GCIC Administration Agreement, GCIC has agreed to reimburse the Administrator for GCIC’s allocable portion (subject to the review and approval of the GCIC Independent Directors) of overhead and other expenses incurred by the Administrator in performing its obligations under the GCIC Administration Agreement.
GCIC seeks to create a portfolio that includes primarily one stop and other senior secured loans by primarily investing approximately $5.0 million to $30.0 million of capital, on average, in the securities of U.S. middle-market companies. GCIC may also selectively invest more than $30.0 million in some of its portfolio companies and generally expects that the size of its individual investments will vary proportionately with the size of its capital base.
GCIC generally invests in securities that have been rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. In addition, many of GCIC’s debt investments have floating interest rates that reset on a periodic basis and typically do not fully pay down principal prior to maturity, which may increase GCIC’s risk of losing part or all of its investment.
As of March 31, 2019 and September 30, 2018 and 2017, GCIC’s portfolio at fair value was comprised of the following:
	As of March 31, 2019		As of September 30, 2018		As of September 30, 2017
Investment Type	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments
Senior secured	$247,279	12.3%	$211,035	12.6%	$165,620	11.8%
One stop	1,681,170	83.4	1,384,902	82.7	1,161,275	83.1
Subordinated debt	730	0.0	280	0.0*	55	0.0*
LLC equity interests in GCIC SLF(1)	49,800	2.4	49,939	3.0	50,104	3.6
Equity	37,869	1.9	28,282	1.7	20,647	1.5
Total	$2,016,848	100.0%	$1,674,438	100.0%	$1,397,701	100.0%

*
Represents an amount less than 0.1%

(1)
Proceeds from the LLC equity interests invested in GCIC SLF were utilized by GCIC SLF to invest in senior secured loans.

One stop loans include loans to technology companies undergoing strong growth due to new services, increased adoption and/or entry into new markets. GCIC refers to loans to these companies as late stage lending loans. Other targeted characteristics of late stage lending businesses include strong customer revenue retention rates, a diversified customer base and backing from growth equity or venture capital firms. In some cases, the borrower’s high revenue growth is supported by a high level of discretionary spending. As part of the underwriting of such loans and consistent with industry practice, GCIC may adjust its characterization of the earnings of such borrowers for a reduction or elimination of such discretionary expenses, if appropriate. As of March 31, 2019 and September 30, 2018 and 2017, one stop loans included $179.9 million, $134.9 million and $67.7 million, respectively, of late stage lending loans at fair value.
As of March 31, 2019 and September 30, 2018 and 2017, GCIC had debt and equity investments in 200, 186 and 167 portfolio companies, respectively, and an investment in GCIC SLF.
The weighted average investment income yield of GCIC’s earning portfolio company investments, which represented nearly 100% of its debt investments, as well as the total return based on its average net asset value and the total return based on the change in the net asset value of its stock and assuming distributions were reinvested in accordance with GCIC’s dividend reinvestment plan, in each case for the three and six months ended March 31, 2019 and 2018 and the years ended September 30, 2018, 2017 and 2016 was as follows:
	For the three months ended March 31,		For the six months ended March 31,		For the years ended September 30,
	2019	2018	2019	2018	2018	2017	2016
Weighted average annualized income yield(1)(2)	8.7%	8.4%	8.6%	8.2%	8.4%	7.7%	7.4%
Weighted average annualized investment income yield(1)(3)	9.1%	9.0%	9.0%	8.8%	9.2%	8.2%	7.8%
Total return based on average net asset value(4)*	8.0%	10.0%	7.8%	9.6%	9.2%	8.3%	9.2%
Total return based on net asset value per share(5)	2.0%	2.9%	3.9%	4.8%	9.6%	8.5%	8.7%

*
Annualized for periods of less than one year.

(1)
For the three and six months ended March 31, 2019 and 2018 and the years ended September 30, 2018 and 2017 the weighted average income yield and weighted average investment income yield do not reflect interest income from subordinated notes in GCIC SLF, which were redeemed on December 30, 2016.

(2)
Represents income from interest, including subordinated notes in GCIC SLF, and fees, excluding amortization of capitalized fees and discounts divided by the average fair value of earning portfolio company investments, and does not represent a return to any investor in GCIC.

(3)
Represents income from interest, including subordinated notes in GCIC SLF, fees and amortization of capitalized fees and discounts divided by the average fair value of earning portfolio company investments, and does not represent a return to any investor in GCIC.

(4)
Total return based on average net asset value is calculated as (a) the net increase in net assets resulting from operations divided by (b) the daily average of total net assets. Total return does not include sales load.

(5)
Total return based on net asset value assumes distributions are reinvested in accordance with the dividend reinvestment plan. Total return does not include sales load.

As of March 31, 2019 and September 30, 2018, GCIC has earned an inception-to-date internal rate of return (“IRR”) of 8.8% and 9.0%, respectively for stockholders taken as a whole. For the six months ended March 31, 2019 and 2018 and the years ended September 30, 2018, 2017, and 2016 GCIC has earned a year-to-date IRR of 8.0%, 9.9%, 9.5%, 8.5%, and 8.9% respectively, for stockholders taken as a whole. An individual stockholder’s IRR may vary based on the timing of their capital transactions. The IRR is the annualized effective compound rate of return that brings a series of cash flows to the current value of the cash invested. The IRR was computed based on the actual dates of cash inflows (share issuances, including share issuances through the dividend reinvestment plan), outflows (capital distributions), the stockholders’ NAV at the end of the period and distributions declared and payable at the end of the period (residual value of the stockholders’ NAV and distributions payable as of each measurement date).
Revenues:   GCIC generates revenue in the form of interest and fee income on debt investments and capital gains and distributions, if any, on portfolio company investments that it originates or acquires. GCIC’s debt investments, whether in the form of senior secured, one stop, or subordinated loans, typically have a term of three to seven years and bear interest at a fixed or floating rate. In some instances, GCIC receives payments on its debt investments based on scheduled amortization of the outstanding balances. In addition, GCIC receive repayments of some of its debt investments prior to their scheduled maturity date. The frequency or volume of these repayments fluctuates significantly from period to period. GCIC’s portfolio activity also reflects the proceeds of sales of securities. In some cases, GCIC’s investments provide for deferred interest payments or PIK interest. The principal amount of loans and any accrued but unpaid interest generally become due at the maturity date. In addition, GCIC may generate revenue in the form of commitment, origination, amendment, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and GCIC accretes or amortizes such amounts as interest income. GCIC records prepayment premiums on loans as fee income. For additional details on revenues, see “— Critical Accounting Policies — Revenue Recognition.”
GCIC recognizes realized gains or losses on investments based on the difference between the net proceeds from the disposition and the amortized cost basis of the investment, without regard to unrealized gains or losses previously recognized. GCIC records current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments and foreign currency translation in the Consolidated Statements of Operations.
Expenses:   GCIC’s primary operating expenses include the payment of fees to GC Advisors under the GCIC Investment Advisory Agreement and interest expense on its outstanding debt. GCIC bears all out-of-pocket costs and expenses of its operations and transactions, including:
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calculating GCIC’s NAV (including the cost and expenses of any independent valuation firm);

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fees and expenses incurred by GC Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for GCIC and in monitoring GCIC’s investments and performing due diligence on GCIC’s prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments, which fees and expenses may include, among other items, due diligence reports, appraisal reports, any studies that may be commissioned by GC Advisors and travel and lodging expenses;

•
expenses related to unsuccessful portfolio acquisition efforts;

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administration fees and expenses, if any, payable under the GCIC Administration Agreement (including payments based upon GCIC’s allocable portion of the Administrator’s overhead in performing its obligations under the GCIC Administration Agreement, including rent and the allocable portion of the cost of GCIC’s chief compliance officer, chief financial officer and their respective staffs);

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fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments in portfolio companies, including costs associated with meeting financial sponsors;

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transfer agent, dividend agent and custodial fees and expenses;

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U.S. federal and state registration and franchise fees;

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U.S. federal, state and local taxes;

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independent directors’ fees and expenses;

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costs of preparing and filing reports or other documents required by the SEC or other regulators;

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costs of any reports, proxy statements or other notices to stockholders, including printing costs;

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costs associated with individual or group stockholders;

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costs associated with compliance under the Sarbanes-Oxley Act;

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GCIC’s allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

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direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

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proxy voting expenses; and

•
all other expenses incurred by GCIC or the Administrator in connection with administering GCIC’s business.

GCIC expects its general and administrative expenses to be relatively stable or decline as a percentage of total assets during periods of asset growth and to increase during periods of asset declines.
GC Advisors, as collateral manager for the GCIC 2016 Issuer, under the GCIC 2016 Collateral Management Agreement was entitled to receive an annual fee in an amount equal to 0.25% of the principal balance of the portfolio loans held by the GCIC 2016 Issuer at the beginning of the collection period relating to each payment date, which was payable in arrears on each payment date. Under the GCIC 2016 Collateral Management Agreement, the term “collection period” referred to a quarterly period running from the day after the end of the prior collection period to the tenth business day prior to the payment date. Following redemption of the notes issued by the GCIC 2016 Issuer, the GCIC 2016 Collateral Management Agreement was terminated.
GC Advisors, as collateral manager for the GCIC 2018 Issuer, under the GCIC 2018 Collateral Management Agreement, is entitled to receive an annual fee in an amount equal to 0.35% of the principal balance of the portfolio loans held by the GCIC 2018 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. Under the 2018 GCIC Collateral Management Agreement, the term “collection period” generally refers to a quarterly period commencing on the day after the end of the prior collection period to the tenth business day prior to the payment date.
Collateral management fees were paid directly by the GCIC 2016 Issuer and are paid directly by the GCIC 2018 Issuer to GC Advisors and offset against the management fees payable under the GCIC Investment Advisory Agreement. In addition, the GCIC 2016 Issuer and the 2018 GCIC Issuer paid Wells Fargo Securities, LLC structuring and placement fees for its services in connection with the initial structuring of the GCIC 2016 Debt Securitization. The GCIC 2018 Issuer paid Wells Fargo Securities, LLC structuring and placement fees for its services in connection with the initial structuring of the GCIC 2018 Debt Securitization. Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by GCIC, which is consolidated by GCIC and subject to its overall asset coverage requirement. The GCIC 2016 Issuer and the GCIC 2018 Issuer also agreed to pay ongoing administrative expenses to the trustee, collateral manager, independent accountants, legal counsel, rating agencies and independent managers in connection with developing and maintaining reports and providing required services in connection with the administration of the GCIC 2016 Debt Securitization and GCIC 2018 Debt Securitization.
GCIC believes that these administrative expenses approximate the amount of ongoing fees and expenses that GCIC would be required to pay in connection with a traditional secured credit facility. GCIC’s common stockholders indirectly bear all of these expenses.
Recent Developments
On February 5, 2019 and May 7, 2019, the GCIC Board declared distributions to holders of record as set forth in the table below:
Record Date	Payment Date	Amount Per Share
April 29, 2019	July 26, 2019	Net increase in net assets resulting from operations earned by GCIC (if positive) as determined in accordance with generally accepted accounting principles in the United States of America, or GAAP, for the period April 1, 2019 through April 30, 2019 per share
May 17, 2019	July 26, 2019	Net increase in net assets resulting from operations earned by GCIC (if positive) as determined in accordance with GAAP for the period May 1, 2019 through May 31, 2019 per share
June 14, 2019	July 26, 2019	Net increase in net assets resulting from operations earned by GCIC (if positive) as determined in accordance with GAAP for the period June 1, 2019 through June 30, 2019 per share
July 19, 2019	September 27, 2019	Net increase in net assets resulting from operations earned by GCIC (if positive) as determined in accordance with GAAP for the period July 1, 2019 through July 31, 2019 per share
On May 3, 2019, GCIC entered into an amendment to the SMBC Revolver to extend the maturity date from May 17, 2019 to August 17, 2019.
GCIC issued a capital calls to stockholders that were due on May 6, 2019 and May 31, 2019, which are summarized in the following table:
	Date	Shares Issued	NAV ($) per share	Proceeds
				(In thousands)
Issuance of shares	5/6/2019	2,182,600.000	$15.00	$32,739
Issuance of shares	5/31/2019	2,167,600.000	$15.00	$32,514

On May 29, 2019, GCIC Funding entered into an amendment to the GCIC Credit Facility to increase the borrowing capacity from $200.0 million to $300.0 million.
Market Trends
GCIC has identified the following trends that may affect its business:
Target Market.   GCIC believes that small and middle-market companies in the United States with annual revenues between $10.0 million and $2.5 billion represent a significant growth segment of the U.S. economy and often require substantial capital investments to grow. Middle-market companies have generated a significant number of investment opportunities for investment funds managed or advised by Golub Capital, and GCIC believes that this market segment will continue to produce significant investment opportunities for GCIC.
Specialized Lending Requirements.   GCIC believes that several factors render many U.S. financial institutions ill-suited to lend to U.S. middle-market companies. For example, based on the experience of GCIC’s management team, lending to U.S. middle-market companies (1) is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of information for such companies, (2) requires due diligence and underwriting practices consistent with the demands and economic limitations of the middle-market and (3) may also require more extensive ongoing monitoring by the lender.
Demand for Debt Capital.   GCIC believes there is a large pool of uninvested private equity capital for middle-market companies. GCIC expects private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and subordinated debt from other sources, such as GCIC.
Competition from Bank Lenders.   GCIC believes that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans for middle-market issuers as they seek to meet existing and future regulatory capital requirements. GCIC believes these factors may result in opportunities for alternative funding sources to middle-market companies and therefore more market opportunities for GCIC.
Market Environment:   GCIC believes that as part of the path of economic recovery following the credit crisis, there has been increased competition for new middle-market investments due to some new non-bank finance companies that have entered the market and due to improving financial performance of middle-market companies. However, GCIC believes that its scale and strong market position will continue to allow it to find investment opportunities with attractive risk-adjusted returns.

Consolidated Results of Operations
Consolidated operating results for the three and six months ended March 31, 2019 and 2018 are as follows:
	For the three months ended March 31,		Variances	For the six months ended March 31,		Variances
	2019	2018	2019 vs. 2018	2019	2018	2019 vs. 2018
	(In thousands)			(In thousands)
Interest income	$39,964	$29,353	$10,611	$76,165	$56,398	$19,767
Income from accretion of discounts and origination fees	1,744	2,145	(401)	3,742	4,171	(429)
Dividend income from investments in GCIC SLF	1,192	1,294	(102)	2,228	2,424	(196)
Dividend income	—	75	(75)	30	77	(47)
Fee income	93	897	(804)	473	1,288	(815)
Total investment income	42,993	33,764	9,229	82,638	64,358	18,280
Net expenses	20,690	16,069	4,621	40,142	30,882	9,260
Net investment income	22,303	17,695	4,608	42,496	33,476	9,020
Net realized gain (loss) on investments and foreign currency transactions	(940)	580	(1,520)	(917)	94	(1,011)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(264)	2,433	(2,697)	(1,742)	4,952	(6,694)
Net increase in net assets resulting from operations	$21,099	$20,708	$391	$39,837	$38,522	$1,315
Average earning debt investments, at fair value(1)	$1,868,905	$1,457,903	$411,002	$1,779,350	$1,415,941	$363,409

(1)
Does not include GCIC’s investment in LLC equity interests in GCIC SLF.

Net income can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation. In addition, as GCIC have continued to call and deploy capital, GCIC has experienced significant growth in total assets, total liabilities and net assets from March 31, 2018 to March 31, 2019. As a result, quarterly comparisons of operating results may not be meaningful.
Investment Income
Investment income increased from the three months ended March 31, 2018 to the three months ended March 31, 2019 by $9.2 million primarily as a result of an increase in the average earning debt investment balance, which is the average balance of accruing loans in GCIC’s investment portfolio, of  $411.0 million and an increase in the LIBOR.
Investment income increased from the six months ended March 31, 2018 to the six months ended March 31, 2019 by $18.3 million primarily as a result of an increase in the average earning debt investment balance of  $363.4 million and an increase in LIBOR.

The annualized income yield by debt security type for the three and six months ended March 31, 2019 and 2018 was as follows:
	For the three months ended March 31,		For the six months ended March 31,
	2019	2018	2019	2018
Senior secured	7.7%	7.0%	7.7%	6.8%
One stop	8.8%	8.6%	8.7%	8.3%
Subordinated debt	12.2%	19.8%	11.6%	19.8%
Annualized income yields on one stop and other senior secured loans have increased for the three and six months ended March 31, 2019 compared to the three and six months ended March 31, 2018 primarily due to the rise in LIBOR. As of March 31, 2019, GCIC has six subordinated debt investments as shown in the Consolidated Schedule of Investments. Due to the limited number of subordinated debt investments, quarterly income yields on subordinated debt investments can be significantly impacted by the addition, subtraction or refinancing of one investment.
For additional details on investment yields and asset mix, refer to the “Liquidity and Capital Resources — Portfolio Composition, Investment Activity and Yield” section below.
Expenses
The following table summarizes GCIC’s expenses for the three and six months ended March 31, 2019 and 2018:
	For the three months ended March 31,		Variances	For the six months ended March 31,		Variances
	2019	2018	2019 vs. 2018	2019	2018	2019 vs. 2018
	(In thousands)			(In thousands)
Interest and other debt financing expenses	$10,314	$6,979	$3,335	$19,604	$13,305	$6,299
Amortization of debt issuance costs	631	531	100	2,299	1,084	1,215
Base management fee, net of waiver	4,849	3,818	1,031	9,335	7,444	1,891
Income Incentive Fee, net of waiver	3,897	3,210	687	7,308	6,063	1,245
Capital Gain Incentive Fee, net of waiver	(215)	495	(710)	(1,082)	880	(1,962)
Professional fees	512	450	62	1,277	972	305
Administrative service fee	647	531	116	1,298	1,026	272
General and administrative expenses	55	55	—	103	108	(5)
Net expenses	$20,690	$16,069	$4,621	$40,142	$30,882	$9,260
Average debt outstanding	$927,914	$727,742	$200,172	$874,124	$710,837	$163,287
Interest Expense
Interest and facility fee expenses increased by $3.3 million from the three months ended March 31, 2018 to the three months ended March 31, 2019 primarily due to an increase in the weighted average of outstanding borrowings from $727.7 million for the three months ended March 31, 2018 to $927.9 million for the three months ended March 31, 2019 and an increase in LIBOR. Interest and facility fee expenses increased by $6.3 million from the six months ended March 31, 2018 to the six months ended March 31, 2019 primarily due to an increase in the weighted average of outstanding borrowings from $710.8 million for the six months ended March 31, 2018 to $874.1 million for the six months ended March 31, 2019 and an increase in LIBOR. For more information about GCIC’s outstanding borrowings for the three and six months ended March 31, 2019 and 2018, including the terms thereof, see Note 7 in the notes to GCIC’s consolidated financial statements and the “Liquidity and Capital Resources” section below.

The amortization of debt issuance costs increased by $1.2 million from the six months ended March 31, 2018 to the six months ended March 31, 2019 primarily attributable to a one-time acceleration of $1.3 million in deferred financing costs associated with the early redemption of notes issued under the 2016 Debt Securitization. This redemption was done in connection with the execution of the 2018 Debt Securitization.
The effective average interest rate on GCIC’s outstanding debt increased to 4.8% for the three months ended March 31, 2019 from 4.2% for the three months ended March 31, 2018 primarily due to the increase in LIBOR and the increase in amortization of debt issuance costs, which was partially offset by a weighted average decrease in the spread over LIBOR on GCIC’s variable rate debt outstanding.
The effective average interest rate on GCIC’s outstanding debt increased to 5.0% for the six months ended March 31, 2019 from 4.1% for the six months ended March 31, 2018 primarily due to the increase in LIBOR, which is the index that determines the interest rate on its floating rate liabilities, and the increase in amortization of debt issuance costs which was partially offset by a weighted average decrease in the spread over LIBOR on its variable rate debt outstanding.
Management Fee
The base management fee increased as a result of a sequential increase in average adjusted gross assets from the three and six months ended March 31, 2018 to the three and six months ended March 31, 2019.
Incentive Fees
The incentive fee payable under the GCIC Investment Advisory Agreement consists of two parts: (1) the income component, or the Income Incentive Fee, and (2) the capital gains component, or the Capital Gain Incentive Fee. The Income Incentive Fee increased by $0.7 million and 1.2 million, respectively from the three and six months ended March 31, 2018 to the three and six months ended March 31, 2019 primarily as a result of the increase in our Pre-Incentive Fee Net Investment Income of  $4.6 million and $8.3 million, respectively. For the three and six months ended March 31, 2019 and 2018, GCIC was fully through the catch-up provision of the Income Incentive Fee calculation and the Income Incentive Fee earned by GC Advisors as a percentage of Pre-Incentive Fee Net Investment Income, net of waiver, was 15.0%.
There was no Capital Gain Incentive Fee payable as calculated under the GCIC Investment Advisory Agreement for the three and six months ended March 31, 2019 and 2018. However, in accordance with GAAP, GCIC is required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis, as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the GCIC Investment Advisory Agreement.
The accrual for the Capital Gain Incentive Fee under GAAP was a reversal of  $0.2 million, or less than $0.01 per share, and a reversal of  $1.1 million, or $0.01 per share for the three and six months ended March 31, 2019, respectively. The accrual for the Capital Gain Incentive Fee under GAAP was $0.5 million, or $0.01 per share, and $0.9 million, or $0.02 per share for the three and six months ended March 31, 2018, respectively. The decrease in accruals for a Capital Gain Incentive Fee under GAAP for the three and six months ended March 31, 2019 from the three and six months ended March 31, 2018, was primarily the result of unrealized depreciation of debt and equity investments. For additional details on unrealized appreciation and depreciation of investments, refer to the “Net Realized and Unrealized Gains and Losses” section below.
As of March 31, 2019 and September 30, 2018, the cumulative capital gain incentive fee accrual in accordance with GAAP was $1.2 million and $2.3 million, respectively, none of which was payable as a Capital Gain Incentive Fee pursuant to the GCIC Investment Advisory Agreement.
Professional Fees, Administrative Service Fees, and General and Administrative Expenses
In total, professional fees, the administrative service fee, and general and administrative expenses increased by $0.2 million from the three months ended March 31, 2018 to the three months ended March 31, 2019 and increased by $0.6 million from the six months ended March 31, 2018 to the six months ended March 31, 2019. These increases are associated with increased costs to service a growing portfolio. In general, GCIC expects certain of GCIC’s operating expenses, including professional fees, the administrative service fee, and other general and administrative expenses to decline as a percentage of GCIC’s total assets during periods of growth and increase as a percentage of GCIC’s total assets during periods of asset declines.
The Administrator pays for certain expenses incurred by GCIC. These expenses are subsequently reimbursed in cash. Total expenses reimbursed by GCIC to the Administrator for the three and six months ended March 31, 2019 were $0.8 million and $1.0 million, respectively. Total expenses reimbursed by GCIC to the Administrator for the three and six months ended March 31, 2018 were $0.4 million and $0.8 million, respectively.
As of March 31, 2019 and September 30, 2018, included in accounts payable and accrued expenses were $0.2 million and $0.2 million, respectively, for accrued expenses paid on behalf of GCIC by the Administrator.
Net Realized and Unrealized Gains and Losses
The following table summarizes GCIC’s net realized and unrealized gains (losses) for the three and six months ended March 31, 2019 and 2018:
	For the three months ended March 31,		Variances	For the six months ended March 31,		Variances
	2019	2018	2019 vs. 2018	2019	2018	2019 vs. 2018
	(In thousands)			(In thousands)
Net realized gain (loss) on investments	$(980)	$560	$(1,540)	$(942)	$111	$(1,053)
Foreign currency transactions	40	20	20	25	(17)	42
Net realized gain (loss) on investments and foreign currency transactions	$(940)	$580	$(1,520)	$(917)	$94	$(1,011)
Unrealized appreciation on investments	11,830	8,708	3,122	21,806	12,179	9,627
Unrealized (depreciation) on investments	(11,728)	(7,003)	(4,725)	(23,565)	(8,707)	(14,858)
Unrealized appreciation on investments in GCIC SLF(1)	—	736	(736)	—	1,480	(1,480)
Unrealized (depreciation) on investments in GCIC SLF(1)	(269)	—	(269)	(139)	—	(139)
Unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(97)	(8)	(89)	156	—	156
Net change in unrealized appreciation (depreciation) on investments, investments in GCIC SLF, and foreign currency translation	$(264)	$2,433	$(2,697)	$(1,742)	$4,952	$(6,694)

(1)
Unrealized appreciation on investments in GCIC SLF includes GCIC’s investment in LLC equity interests in GCIC SLF.

For the three months ended March 31, 2019, GCIC had a net realized loss on investments and foreign currency transactions of  $0.9 million primarily due to realized losses recognized on the restructure of two portfolio company investments. For the six months ended March 31, 2019, GCIC had a net realized loss on investments and foreign currency transactions of  $0.9 million primarily due to realized losses recognized on the restructure of two portfolio company investments partially offset by the realized gain from the sale of one portfolio company equity investment.
For the three months ended March 31, 2019, GCIC had $11.7 million in unrealized depreciation on 176 portfolio company investments, which was offset by $11.8 million in unrealized appreciation on 108 portfolio company investments. For the six months ended March 31, 2019, GCIC had $23.6 million in unrealized depreciation on 172 portfolio company investments, which was partially offset by $21.8 million in unrealized appreciation on 165 portfolio company investments. Unrealized appreciation during the three and six months ended March 31, 2019 resulted from an increase in fair value primarily due to the rise in market prices of portfolio company investments and the reversal of the net unrealized depreciation associated with the sale or restructure of three portfolio company equity investments. Unrealized depreciation resulted from the amortization of discounts, negative credit related adjustments that caused a reduction in fair value and the reversal of the net unrealized appreciation associated with the sale of portfolio company investments during the three and six months ended March 31, 2019.
For the three and six months ended March 31, 2019, GCIC had $0.3 million and $0.1 million, respectively, in unrealized depreciation on its investment in GCIC SLF LLC equity interests, which was primarily driven by net negative credit related adjustments associated with GCIC SLF’s investment portfolio netted against net investment income at GCIC SLF.
For the three months ended March 31, 2018, GCIC had $8.7 million in unrealized appreciation on 88 portfolio company investments, which was partially offset by $7.0 million in unrealized depreciation on 140 portfolio company investments. For the six months ended March 31, 2018, GCIC had $12.2 million in unrealized appreciation on 119 portfolio company investments, which was partially offset by $8.7 million in unrealized depreciation on 132 portfolio company investments. Unrealized appreciation during the three and six months ended March 31, 2018 resulted from an increase in fair value primarily due to the rise in market prices of portfolio company investments. Unrealized depreciation primarily resulted from the amortization of discounts, negative credit related adjustments that caused a reduction in fair value and the reversal of the net unrealized appreciation associated with the sales of portfolio company investments during the three and six months ended March 31, 2018.
For the three and six months ended March 31, 2018, GCIC had $0.7 million and $1.5 million, respectively, in unrealized appreciation on its investment in GCIC SLF LLC equity interests, each of which was primarily driven by net positive related adjustments associated with GCIC SLF’s investment portfolio.
Comparison of the Years Ended September 30, 2018, 2017 and 2016
Consolidated operating results for the years ended September 30, 2018, 2017 and 2016 are as follows:
	For the years ended September 30,			Variances
	2018	2017	2016	2018 vs. 2017	2017 vs. 2016
	(In thousands)
Interest income	$120,632	$86,697	$50,432	$33,935	$36,265
Income from accretion of discounts and origination fees	9,764	5,895	3,303	3,869	2,592
Interest and dividend income from investments in GCIC SLF(1)	5,647	4,682	3,023	965	1,659
Dividend income	80	158	67	(78)	91
Fee income	3,258	1,046	554	2,212	492
Total investment income	139,381	98,478	57,379	40,903	41,099
Net expenses	65,196	48,174	27,023	17,022	21,151
Net investment income	74,185	50,304	30,356	23,881	19,948
Net realized gain (loss) on investments and foreign currency transactions	3,716	1,419	856	2,297	563
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(132)	3,158	5,855	(3,290)	(2,697)
Net increase in net assets resulting from operations	$77,769	$54,881	$37,067	$22,888	$17,814
Average earning debt investments, at fair value	$1,454,487	$1,136,286	$695,078	$318,201	$441,208
Average investment in subordinated notes of GCIC SLF, at fair value	—	8,609	32,022	(8,609)	(23,413)
Average earning portfolio company investments, at fair value(2)	$1,454,487	$1,144,895	$727,100	$309,592	$417,795

(1)
The investments in GCIC SLF include GCIC’s investments in LLC equity interests in GCIC SLF for the year ended September 30, 2018. For the years ended September 30, 2017 and 2016, the investments in GCIC SLF include GCIC’s investments in both subordinated notes (prior to their redemption by GCIC SLF on December 30, 2016) and LLC equity interests in GCIC SLF.

(2)
Does not include GCIC’s investment in LLC equity interests in GCIC SLF.

Net income can vary substantially from period to period for various reasons, including the recognition of realized gains and losses and unrealized appreciation and depreciation. In addition, as GCIC has continued to raise and deploy capital, GCIC has experienced significant growth in total assets, total liabilities and net assets from September 30, 2017 to September 30, 2018 and from September 30, 2016 to September 30, 2017. As a result, annual comparisons of operating results may not be meaningful.
Investment Income
Investment income increased from the year ended September 30, 2017 to the year ended September 30, 2018 by $40.9 million primarily as a result of an increase in the average earning debt investment balance, which is the average balance of accruing loans in GCIC’s investment portfolio, of  $318.2 million, an increase in the LIBOR, as well as increases in dividend income from investments in GCIC SLF, prepayment fee income and accretion of discounts and origination fees resulting from increased debt investment payoffs. Investment income increased from the year ended September 30, 2016 to the year ended September 30, 2017 by $41.1 million primarily as a result of an increase in the average earning investment balance, which is the average balance of accruing loans, in GCIC’s investment portfolio of  $441.2 million and increases in prepayment fee income and accretion of discounts resulting from increased debt investment payoffs.
The income yield by debt security type for the years ended September 30, 2018, 2017 and 2016 was as follows:
	For the years ended September 30,
	2018	2017	2016
Senior secured	7.1%	6.4%	6.2%
One stop	8.6%	7.9%	7.5%
Subordinated debt	14.3%	19.8%	19.8%
Subordinated notes in GCIC SLF(1)	N/A	8.5%	8.4%

(1)
GCIC SLF’s proceeds from the subordinated notes were utilized by GCIC SLF to invest in senior secured loans. GCIC SLF redeemed the outstanding balance on the subordinated notes on December 30, 2016.

Income yields on one stop and senior secured loans increased for the year ended September 30, 2018 primarily due to the rise in LIBOR. As of September 30, 2018, GCIC has two subordinated debt investments as shown in the Consolidated Schedule of Investments. Due to the limited number of second lien and subordinated debt investments, annual income yields on second lien and subordinated debt investments can be significantly impacted by the addition, subtraction or refinancing of one investment.
For additional details on investment yields and asset mix, refer to the “— Liquidity and Capital Resources — Portfolio Composition, Investment Activity and Yield” section below.

Expenses
The following table summarizes GCIC’s expenses for the years ended September 30, 2018, 2017 and 2016:
	For the years ended September 30,			Variances
	2018	2017	2016	2018 vs. 2017	2017 vs. 2016
	(In thousands)
Interest and other debt financing expenses	$29,331	$19,389	$9,642	$9,942	$9,747
Amortization of debt issuance costs	2,002	3,146	2,290	(1,144)	856
Base management fee, net of waiver	15,671	12,127	7,415	3,544	4,712
Income Incentive Fee, net of waiver	13,205	8,891	4,912	4,314	3,979
Capital gain incentive fee, net of waiver	644	1,047	624	(403)	423
Professional fees	2,014	1,919	1,122	95	797
Administrative service fee	2,119	1,554	941	565	613
General and administrative expenses	210	101	77	109	24
Net expenses	$65,196	$48,174	$27,023	$17,022	$21,151
Average debt outstanding	$723,389	$574,927	$339,487	$148,462	$235,440
Interest Expense
Interest and other debt financing expenses increased by $9.9 million from the year ended September 30, 2017 to the year ended September 30, 2018 primarily due to an increase in LIBOR and in the weighted average of outstanding borrowings from $574.9 million for the year ended September 30, 2017 to $723.4 million for the year ended September 30, 2018. The increase in GCIC’s weighted average debt outstanding was driven by an increase in the weighted average debt outstanding under the GCIC Credit Facility, from $254.6 million for the year ended September 30, 2017 to $391.7 million for the year ended September 30, 2018. The effective annualized average interest rate on GCIC’s outstanding debt increased from 3.9% for the year ended September 30, 2017 to 4.3% for the year ended September 30, 2018 primarily due to the increase in LIBOR.
Interest and other debt financing expenses increased by $9.7 million from the year ended September 30, 2016 to the year ended September 30, 2017 primarily due to an increase in the weighted average of outstanding borrowings from $339.5 million for the year ended September 30, 2016 to $574.9 million for the year ended September 30, 2017 and an increase in the effective annual interest rate. The increase in GCIC’s weighted average debt outstanding was driven by an increase in the weighted average debt outstanding under the GCIC 2016 Debt Securitization from $31.7 million for the year ended September 30, 2016 to $252.5 million for the year ended September 30, 2017 and an increase in the weighted average debt outstanding under the SMBC Revolver from $27.9 million for the year ended September 30, 2016 to $67.8 million for the year ended September 30, 2017. This was partially offset by a decrease in the weighted average debt outstanding under the GCIC Credit Facility from $278.5 million for the year ended September 30, 2016 to $254.6 million for the year ended September 30, 2017. The effective average interest rate on GCIC’s outstanding debt increased from 3.5% for the year ended September 30, 2016 to 3.9% for the year ended September 30, 2017 primarily due to the increase in LIBOR.
Management Fee
The base management fee increased as a result of a sequential increase in average adjusted assets from 2016 to 2018.

Incentive Fees
The incentive fee payable under the GCIC Investment Advisory Agreement consists of two parts: (1) the GCIC Income Incentive Fee and (2) the GCIC Capital Gain Incentive Fee. The GCIC Income Incentive Fee increased by $4.3 million from the year ended September 30, 2017 to the year ended September 30, 2018 primarily as a result of the $318.2 million increase in GCIC’s average earning debt investment balances that resulted in an increase in GCIC’s Pre-Incentive Fee Net Investment Income. The GCIC Income Incentive Fee increased by $4.0 million from the year ended September 30, 2016 to the year ended September 30, 2017 primarily as a result of the $441.2 million increase in GCIC’s average earning debt investment balances that resulted in an increase in GCIC’s Pre-Incentive Fee Net Investment Income. For the year ended September 30, 2018, GCIC was fully through the catch-up provision of the GCIC Income Incentive Fee calculation and the GCIC Income Incentive Fee earned by GC Advisors as a percentage of GCIC’s Pre-Incentive Fee Net Investment Income, net of waiver, was 15.0%. For the year ended September 30, 2017, the GCIC Income Incentive Fee calculation, the GCIC Income Incentive Fee earned by GC Advisors as a percentage of GCIC’s Pre-Incentive Fee Net Investment Income was 14.8%.
The GCIC Capital Gain Incentive Fee payable as calculated under the GCIC Investment Advisory Agreement for the years ended September 30, 2018, 2017 and 2016 was $0. However, in accordance with GAAP, GCIC is required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gain incentive fee as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the GCIC Investment Advisory Agreement.
The accrual for capital gain incentive fee under GAAP was $0.9 million, or $0.02 per share, for the year ended September 30, 2018, $1.4 million, or $0.03 per share, for the year ended September 30, 2017, and $0.8 million, or $0.03 per share, for the year ended September 30, 2016. The decrease in accruals for a capital gain incentive fee under GAAP for the year ended September 30, 2018 from the year ended September 30, 2017 was primarily the result of unrealized depreciation of debt and equity investments. The increase in accruals for a capital gain incentive fee under GAAP for the year ended September 30, 2017 from the year ended September 30, 2016 was primarily the result of reduced unrealized appreciation of debt and equity investments. For additional details on unrealized appreciation and depreciation of investments, refer to the “Net Realized and Unrealized Gains and Losses” section below.
As of September 30, 2018 and 2017, the cumulative capital gain incentive fee accrual in accordance with GAAP was $2.3 million and $1.7 million, respectively, of which $0 and $0, respectively, was payable as a GCIC Capital Gain Incentive Fee pursuant to the GCIC Investment Advisory Agreement.
Professional Fees, Administrative Service Fees, and General and Administrative Expenses
The Administrator pays for certain expenses incurred by GCIC. These expenses are subsequently reimbursed in cash. Total expenses reimbursed by GCIC to the Administrator for the year ended September 30, 2018, 2017 and 2016 were $1.4 million, $1.2 million and $0.6 million, respectively.
As of September 30, 2018 and 2017, included in accounts payable and accrued expenses were $0.2 million and $0.5 million, respectively, for accrued expenses paid on behalf of GCIC by the Administrator.

Net Realized and Unrealized Gains and Losses
The following table summarizes GCIC’s net realized and unrealized gains (losses) for the periods presented:
	Years ended September 30,			Variances
	2018	2017	2016	2018 vs. 2017	2017 vs. 2016
	(In thousands)
Net realized gain (loss) on investments	$3,732	$1,419	$856	$2,313	$563
Foreign currency transactions	(16)	—	—	(16)	—
Net realized gain (loss) on investments and foreign currency transactions	$3,716	$1,419	$856	$2,297	$563
Unrealized appreciation on investments	16,465	12,960	11,769	3,505	1,191
Unrealized (depreciation) on investments	(17,920)	(9,325)	(6,695)	(8,595)	(2,630)
Unrealized appreciation on investments in GCIC SLF(1)	1,279	—	781	1,279	(781)
Unrealized (depreciation) on investments in GCIC SLF(1)	—	(477)	—	477	(477)
Unrealized appreciation on translation of assets and liabilities in foreign currencies	44	—	—	44	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	$(132)	$3,158	$5,855	$(3,290)	$(2,697)

(1)
Unrealized appreciation (depreciation) on investments in GCIC SLF includes GCIC’s investment in subordinated notes and LLC equity interests in GCIC SLF.

For the year ended September 30, 2018, GCIC had a net realized gain of  $3.7 million primarily due to the net realized gains on the sale of several equity investments that was partially offset by realized losses on the liquidation of two under-performing debt investments.
For the year ended September 30, 2018, GCIC had $16.5 million in unrealized appreciation on 140 portfolio company investments, which was partially offset by $17.9 million in unrealized depreciation on 150 portfolio company investments. Unrealized appreciation during the year ended September 30, 2018 resulted from an increase in fair value primarily due to the rise in market prices of portfolio company investments and the reversal of prior period unrealized depreciation associated with under-performing portfolio company investments that were liquidated and written off. Unrealized depreciation primarily resulted from the amortization of discounts, negative credit related adjustments that caused a reduction in fair value and the reversal of the net unrealized appreciation associated with the sales of portfolio company investments during year ended September 30, 2018.
For the year ended September 30, 2018, GCIC had $1.3 million in unrealized appreciation on GCIC’s investment in GCIC SLF LLC equity interests, which was primarily driven by net positive credit related adjustments associated with GCIC SLF’s investment portfolio.
For the year ended September 30, 2017, GCIC had a net realized gain of  $1.4 million primarily due to the net realized gains on the sale of portfolio company investments to GCIC SLF and the sale of two equity investments that was partially offset by the realized loss on the sale of a debt and equity investment in a single portfolio company.
For the year ended September 30, 2017, GCIC had $13.0 million in unrealized appreciation on 126 portfolio company investments, which was partially offset by $9.3 million in unrealized depreciation on 116 portfolio company investments. Unrealized appreciation during the year ended September 30, 2017 resulted from an increase in fair value primarily due to the rise in market prices of portfolio company investments and the reversal of prior period unrealized depreciation associated with the non-accrual portfolio company investments that were sold and written off. Unrealized depreciation primarily resulted from the amortization of discounts, negative credit related adjustments that caused a reduction in fair value and the reversal of the net unrealized appreciation associated with the sales of portfolio company investments during year ended September 30, 2017.
For the year ended September 30, 2017, GCIC had $0.5 million in unrealized depreciation on GCIC’s investment in GCIC SLF LLC equity interests, which was primarily driven by net negative credit related adjustments associated with GCIC SLF’s investment portfolio.
For the year ended September 30, 2016, GCIC had $11.8 million in unrealized appreciation on 128 portfolio company investments, which was partially offset by $6.7 million in unrealized depreciation on 99 portfolio company investments. Unrealized appreciation during the year ended September 30, 2016 resulted from an increase in fair value primarily due to the rise in market prices of portfolio company investments. Unrealized depreciation primarily resulted from the amortization of discounts and negative credit related adjustments that caused a reduction in fair value.
For the year ended September 30, 2016, GCIC had $0.8 million in unrealized appreciation on GCIC’s investment in GCIC SLF LLC equity interests. Unrealized appreciation during the year ended September 30, 2016 resulted from an increase in fair value primarily due to the rise in market prices of portfolio company investments held by GCIC SLF.
For the year ended September 30, 2016, GCIC had a net realized gain of  $0.9 million primarily due to the sale of portfolio company investments to GCIC SLF that were partially offset by the realized loss on the sale of one nonaccrual portfolio company investment.
Liquidity and Capital Resources
For the six months ended March 31, 2019, GCIC experienced a net increase in cash, cash equivalents, foreign currencies and restricted cash and cash equivalents of  $56.9 million. During the period GCIC used $295.9 million in operating activities, primarily as a result of fundings of portfolio investments of $420.0 million, partially offset by proceeds from principal payments and sales of portfolio investments of $81.1 million and net investment income of  $42.5 million. Lastly, cash provided by financing activities was $352.8 million, primarily driven by borrowings on debt of  $1,204.2 million and proceeds from the issuance of common shares of  $145.6 million that were partially offset by repayments of debt of  $972.6 million, repayments on other short-term borrowings of  $36.0 million and distributions paid of  $17.7 million.
For the six months ended March 31, 2018, GCIC experienced a net decrease in cash, cash equivalents, foreign currencies and restricted cash and cash equivalents of  $5.6 million. During the period GCIC used $136.0 million in operating activities, primarily as a result of fundings of portfolio investments of $359.4 million, partially offset by proceeds from principal payments and sales of portfolio investments of $191.9 million and net investment income of  $33.5 million. Lastly, cash provided by financing activities was $130.4 million, primarily driven by borrowings on debt of  $260.9 million and proceeds from the issuance of common shares of  $82.8 million that were partially offset by repayments of debt of  $197.8 million and distributions paid of  $15.2 million.
For the year ended September 30, 2018, GCIC experienced a net decrease in cash, cash equivalents, foreign currencies and restricted cash and cash equivalents of  $12.6 million. During the period GCIC used $194.3 million in operating activities, primarily as a result of fundings of portfolio investments of $757.6 million, partially offset by proceeds from principal payments and sales of portfolio investments of $495.7 million and net investment income of  $74.2 million. Lastly, cash provided by financing activities was $181.7 million, primarily driven by borrowings on debt of  $644.8 million and proceeds from the issuance of common shares of  $150.9 million that were partially offset by repayments of debt of  $552.6 million and distributions paid of  $34.6 million.
For the year ended September 30, 2017, GCIC experienced a net decrease in cash, cash equivalents and restricted cash and cash equivalents of  $24.6 million. During the period GCIC used $268.9 million in operating activities, primarily as a result of fundings of portfolio investments of  $592.8 million, partially offset by proceeds from principal payments and sales of portfolio investments of  $276.9 million and net investment income of  $50.3 million. Lastly, cash provided by financing activities was $244.3 million, primarily driven by borrowings on debt of  $562.8 million and proceeds from the issuance of common shares of  $121.7 million that were partially offset by repayments of debt of  $413.2 million and distributions paid of  $26.3 million.
For the year ended September 30, 2016, GCIC experienced a net increase in cash, cash equivalents and restricted cash and cash equivalents of  $62.8 million. During the period GCIC used $475.5 million in operating activities, primarily as a result of fundings of portfolio investments of  $803.4 million. This was partially offset by proceeds from principal payments and sales of portfolio investments of  $298.9 million and net investment income of  $30.4 million. Lastly, cash provided by financing activities was $538.3 million, primarily driven by proceeds from issuance of common shares of  $286.6 million and borrowings on debt of  $1,005.0 million that were partially offset by repayments of debt of  $734.1 million and distributions paid of  $15.0 million.
As of March 31, 2019, GCIC had cash, cash equivalents and foreign currencies of  $7.2 million. In addition, GCIC had restricted cash and cash equivalents and foreign currencies of  $88.3 million as of March 31, 2019. Cash and cash equivalents are available to fund new investments, pay operating expenses and pay distributions. As of March 31, 2019, $33.7 million of GCIC’s restricted cash and cash equivalents could be used to fund new investments that meet the investment guidelines established in the GCIC 2018 Debt Securitization, which is described in further detail in Note 7 to GCIC’s consolidated financial statements, and for the payment of interest expense on the notes issued in the GCIC 2018 Debt Securitization. As of March 31, 2019, $5.6 million of GCIC’s restricted cash and cash equivalents could be used to fund investments that meet the guidelines under the GCIC Credit Facility, as well as for the payment of interest expense and revolving debt of the GCIC Credit Facility. As of March 31, 2019, $49.0 million of GCIC’s restricted cash and cash equivalents could be used to fund investments that meet the guidelines under the DB Credit Facility, as well as for the payment of interest expense and revolving debt of the DB Credit Facility.
As of September 30, 2018 and 2017, GCIC had cash, cash equivalents and foreign currencies of $14.7 million and $22.9 million, respectively. In addition, GCIC had restricted cash and cash equivalents of $23.9 million and $28.3 million as of September 30, 2018 and 2017, respectively. Cash and cash equivalents are available to fund new investments, pay operating expenses and pay distributions. As of September 30, 2018, $10.0 million of GCIC’s restricted cash and cash equivalents could be used to fund new investments that meet the investment guidelines established in the GCIC 2016 Debt Securitization, which is described in further detail in Note 7 to GCIC’s consolidated financial statements, and for the payment of interest expense on the notes issued in the GCIC 2016 Debt Securitization. As of September 30, 2018, $13.8 million of GCIC’s restricted cash and cash equivalents could be used to fund investments that meet the guidelines under the GCIC Credit Facility, as well as for the payment of interest expense and revolving debt of the GCIC Credit Facility.
As of March 31, 2019 and September 30, 2018, the GCIC Credit Facility allowed GCIC Funding to borrow up to $200 million and $500.0 million, respectively, at any one time outstanding, subject to leverage and borrowing base restrictions. As of March 31, 2019 and September 30, 2018 and 2017, GCIC had $175.5 million, $434.8 million and $342.7 million outstanding under the GCIC Credit Facility, respectively. As of March 31, 2019 and September 30, 2018 and 2017, subject to leverage and borrowing base restrictions, GCIC had approximately $24.5 million, $65.2 million and $77.3 million, respectively, of remaining commitments and $19.0 million, $12.8 million and $59.0 million, respectively, of availability on the GCIC Credit Facility.
As of March 31, 2019 and September 30, 2018, the SMBC Revolver allowed GCIC to borrow up to $44.4 million and $75.0 million, respectively, at any one time outstanding, subject to leverage and borrowing base restrictions. As of March 31, 2019 and September 30, 2018 and 2017, GCIC had $44.4 million, $75.0 million and $75.0 million outstanding under the SMBC Revolver, respectively. As of each of March 31, 2019 and September 30, 2018 and 2017, subject to leverage and borrowing base restrictions, GCIC had $0 of remaining commitments and $0 of availability under the SMBC Revolver.
As of March 31, 2019, the DB Credit Facility allowed GCIC to borrow up to $250.0 million at any one time outstanding, subject to leverage and borrowing base restrictions. As of March 31, 2019, GCIC had $227.4 outstanding under the DB Credit Facility. As of March 31, 2019, subject to leverage and borrowing base restrictions, GCIC had approximately $22.6 million of remaining commitments and $4.8 million of availability on the DB Credit Facility. The DB Credit Facility was not outstanding as of September 30, 2018.
As of March 31, 2019 and September 30, 2018, GCIC was permitted to borrow up to $40.0 million and $40.0 million at any one time outstanding, under the terms of a revolving line of credit with GC Advisors (the “GCIC Adviser Revolver”). GCIC entered into the GCIC Adviser Revolver in order to have the ability to borrow funds on a short-term basis and have in the past, and generally intend in the future, that borrowings under the GCIC Adviser Revolver will be repaid within the same quarter in which they are drawn. As of each of March 31, 2019 and September 30, 2018 and 2017, GCIC had no amounts outstanding under the GCIC Adviser Revolver.
On August 16, 2016, GCIC completed the GCIC 2016 Debt Securitization in which the GCIC 2016 Issuer issued an aggregate of  $410.1 million of GCIC 2016 Notes, including $220.0 million of Class A GCIC 2016 Notes, which bore interest at a rate of three-month LIBOR plus 2.15%, $32.5 million of Class B GCIC 2016 Notes, which bore interest at a rate of three-month LIBOR plus 3.00%, $42.3 million of Class C GCIC 2016 Notes, which bore interest at a rate of three-month LIBOR plus 3.10%, and $28.6 million of Class D GCIC 2016 Notes, which bore interest at a rate of three-month LIBOR plus 3.25%, and $86.7 million of LLC equity interests in the GCIC 2016 Issuer that did not bear interest. GCIC retained all of the Class C and Class D GCIC 2016 Notes and LLC equity interests in the GCIC 2016 Issuer totaling $42.3 million, $28.6 million and $86.7 million, respectively. In connection with the notes issued by the 2018 Debt Securitization, GCIC redeemed all of the outstanding notes under the 2016 Debt Securitization and following such redemption, the agreements governing the 2016 Debt Securitization were terminated. The Class A and Class B GCIC 2016 Notes are included in the September 30, 2018 Consolidated Statement of Financial Condition as GCIC’s debt and the Class C GCIC 2016 Notes, Class D GCIC 2016 Notes and LLC equity interests in the GCIC 2016 issuer were eliminated in consolidation. As of March 31, 2019 and September 30, 2018, GCIC had outstanding debt under the GCIC 2016 Debt Securitization of  $0 and $252.5 million, respectively.
As of March 31, 2019, the GCIC 2016 Notes were no longer outstanding. As of September 30, 2018, there were 93 portfolio companies with a total fair value of  $391.4 million securing the GCIC 2016 Notes. The pool of loans in the GCIC 2016 Debt Securitization was required to meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.
On December 13, 2018, GCIC completed the GCIC 2018 Debt Securitization in which the GCIC 2018 Issuer issued $490.0 million of AAA/AAA Class A-1 GCIC 2018 Notes, $38.5 million of AAA Class A-2 GCIC 2018 Notes, and $18.0 million of AA Class B-1 GCIC 2018 Notes. In partial consideration for the loans transferred to the GCIC 2018 Issuer as part of the GCIC 2018 Debt Securitization, GCIC indirectly retained all of the Class B-2, C and D GCIC 2018 Notes and the Subordinated GCIC 2018 Notes totaling $27.0 million, $95.0 million, $60.0 million, and $179.7 million, respectively. The Class A-1, Class A-2 and Class B-1 GCIC 2018 Notes are included in the March 31, 2019 Consolidated Statements of Financial Condition as GCIC’s debt. As of March 31, 2019 the Class B-2, Class C and Class D GCIC 2018 Notes and the Subordinated GCIC 2018 Notes were eliminated in consolidation. As of March 31, 2019 and September 30, 2018, GCIC had outstanding debt under the GCIC 2018 Debt Securitization of $546.5 million and $0, respectively.
As part of each of the 2016 GCIC Debt Securitization and the 2018 GCIC Debt Securitization, GCIC entered into master loan sale agreements under which GCIC agreed to directly or indirectly sell or contribute certain senior secured and second lien loans (or participation interests therein) to the 2016 GCIC Issuer and the 2018 GCIC Issuer, as applicable, and to purchase or otherwise, directly or indirectly, acquire the Class C GCIC 2016 Notes, Class D GCIC 2016 Notes, LLC equity interests in the GCIC 2016 Issuer, Class B-2 GCIC 2018 Notes, Class C GCIC 2018 Notes, Class D GCIC 2018 Notes and Subordinated GCIC 2018 Notes, as applicable. As of March 31, 2019, the GCIC 2016 Notes were no longer outstanding and the GCIC 2018 Notes (other than the Subordinated GCIC 2018 Notes) were the secured obligations of the GCIC 2018 Issuer. The indenture that governed the GCIC 2016 Notes and the indenture governing the GCIC 2018 Notes each include customary covenants and events of default.

As of March 31, 2019 and September 30, 2018 and 2017, GCIC had investor capital subscriptions totaling $1,110.7 million, $1,136.9 million and $1,301.6 million, respectively, of which $987.0 million, $841.6 million and $716.0 million, respectively, had been called and contributed, leaving $123.7 million, $295.4 million and $585.6 million of uncalled investor capital subscriptions, respectively. Prior to the completion of a public offering or other liquidity event, GCIC expects to target a leverage ratio of between 0.85x to 0.90x and may issue capital calls to stock holders as GCIC’s leverage ratio is at or approaching its target. GC Advisors has determined that it is possible that not all remaining undrawn commitments to purchase GCIC Common Stock will be drawn prior to a public offering or other liquidity event, and as a result, GCIC expects to reach agreements from time to time with one or more stockholders to cancel all or a portion of their remaining undrawn commitments. GCIC does not expect such agreements to be material to it, individually or in the aggregate.
On January 1, 2018 and April 1, 2018, GCIC reached agreements to cancel undrawn subscriptions totaling $55.8 million and $20.7 million in the aggregate, respectively. Additionally, as of March 31, 2019, undrawn subscriptions totaling $26.3 million had expired pursuant to the terms of the respective subscription agreements. On May 4, 2018, the GCIC Board authorized GCIC to negotiate from time to time certain repurchases of shares of GCIC Common Stock in an aggregate amount not to exceed $100 million at prices not in excess of the most recently computed net asset value of common stock at the time of any such repurchase. Effective July 1, 2018, GCIC entered into agreements with certain stockholders to purchase 1,706,418.667 shares of common stock at a price per share of  $15.00 for an aggregate purchase price of  $25.6 million.
In accordance with the 1940 Act, with certain limited exceptions, GCIC is currently allowed to borrow amounts such that GCIC’s asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. The SBCAA, which was signed into law on March 23, 2018, among other things, amended Section 61(a) of the 1940 Act to add a new Section 61(a)(2) that reduces the asset coverage requirement applicable to business development companies from 200% to 150% so long as the business development company meets certain disclosure requirements, obtains certain approvals and, in the case of unlisted business development companies, makes an offer to repurchase the shares of its stockholders. The reduced asset coverage requirement would permit a business development company to have a ratio of total consolidated assets to outstanding indebtedness of 2:1 as compared to a maximum of 1:1 under the 200% asset coverage requirement. Effectiveness of the reduced asset coverage requirement to a business development company requires approval by either (1) a “required majority,” as defined in Section 57(o) of the 1940 Act, of such business development company’s board of directors with effectiveness one year after the date of such approval or (2) a majority of votes cast at a special or annual meeting of such business development company’s stockholders at which a quorum is present, which is effective the day after such stockholder approval. GCIC is still evaluating the merits of operating with a higher leverage ratio, and has not sought or obtained either approval and, as a result, remains subject to the 200% asset coverage requirement under Section 61(a)(1) of the 1940 Act. As of March 31, 2019, GCIC’s asset coverage for borrowed amounts was 209.5%.
As of March 31, 2019 and September 30, 2018 and 2017, GCIC had outstanding commitments to fund investments, excluding GCIC’s investment in GCIC SLF, totaling $188.1 million, $205.5 million and $133.6 million, respectively. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but the entire amount was eligible for funding to the borrowers as of March 31, 2019 and September 30, 2018 and 2017, respectively, subject to the terms of each loan’s respective credit agreement. As of March 31, 2019, GCIC believes that it had sufficient assets and liquidity to adequately cover future obligations under its unfunded commitments based on historical rates of drawings upon unfunded commitments, cash and restricted cash balances that it maintains, availability under the GCIC Credit Facility, DB Credit Facility, SMBC Revolver and GCIC Adviser Revolver, ongoing principal repayments on debt investments assets and uncalled investor capital subscriptions.
Due to the interplay of the 1940 Act restrictions on principal and joint transactions and the U.S. risk retention rules adopted pursuant to Section 941 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or Dodd-Frank, as a business development company, GCIC sought and received no-action relief from the SEC to ensure it could engage in CLO financings in which assets are transferred through GC Advisors.

Although GCIC expects to fund the growth of its investment portfolio through net proceeds from capital calls on existing investor capital subscriptions and through its dividend reinvestment plan as well as future borrowings, to the extent permitted by the 1940 Act, GCIC cannot assure you that its efforts to raise capital will be successful. In addition, GCIC may, from time to time, amend or refinance its leverage facilities and securitization financings, to the extent permitted by applicable law. To the extent GCIC is not able to raise capital on what it believes are favorable terms, GCIC will focus on optimizing returns by investing in capital generated by repayments into new investments it believes are attractive from a risk/reward perspective. Furthermore, to the extent GCIC is not able to raise capital and are at or near its targeted leverage ratios, GCIC may receive smaller allocations, if any, on new investment opportunities under GC Advisors’ allocation policy.
Debt Securitizations
On August 16, 2016, GCIC completed the GCIC 2016 Debt Securitization. As part of the GCIC 2016 Debt Securitization, GCIC issued an aggregate of approximately $410.0 million of notes that were secured by a diversified portfolio of senior secured and second lien loans (or participation interests therein) held by the GCIC 2016 Issuer. The GCIC 2016 Debt Securitization was executed through a private placement not subject to the registration requirements of the Securities Act of  $220.0 million of Class A Notes and $32.5 million of Class B Notes that were each offered at par. The Class A Notes bore interest at three-month LIBOR plus 2.15% and the Class B Notes bore interest at three-month LIBOR plus 3.00%. The $42.3 million Class C Notes, which bore interest at a rate of three-month LIBOR plus 3.10%, $28.6 million Class D Notes, which bore interest at a rate of three-month LIBOR plus 3.25%, and $86.7 million of LLC equity interests were retained by GCIC in consideration for the loans transferred as part of the debt securitization. GCIC structured the GCIC 2016 Debt Securitization with the assistance of Wells Fargo Securities, LLC, for which Wells Fargo Securities, LLC received structuring and placement fees. In accordance with ASC Topic 860, GCIC consolidates the GCIC 2016 Issuer in its financial statements and treats the GCIC 2016 Debt Securitization as a secured borrowing. In December 2018, in connection with the notes issued by the 2018 Debt Securitization, GCIC redeemed all of the outstanding notes under the 2016 Debt Securitization and following such redemption, the agreements governing the 2016 Debt Securitization were terminated.
On December 13, 2018, GCIC completed the GCIC 2018 Debt Securitization in which the GCIC 2018 Issuer issued $490.0 million of AAA/AAA Class A-1 GCIC 2018 Notes, $38.5 million of AAA Class A-2 GCIC 2018 Notes, and $18.0 million of AA Class B-1 GCIC 2018 Notes. In partial consideration for the loans transferred to the GCIC 2018 Issuer as part of the GCIC 2018 Debt Securitization, GCIC indirectly retained all of the Class B-2, C and D GCIC 2018 Notes and the Subordinated GCIC 2018 Notes totaling $27 million, $95.0 million, $60.0 million, and $179.7 million, respectively. The Class A-1, Class A-2 and Class B-1 GCIC 2018 Notes are included in the March 31, 2019 Consolidated Statement of Financial Condition as debt of GCIC. As of March 31, 2019 the Class B-2, Class C and Class D GCIC 2018 Notes and the Subordinated GCIC 2018 Notes were eliminated in consolidation. The GCIC 2018 Notes are scheduled to mature on January 20, 2031, and the Subordinated GCIC 2018 Notes are scheduled to mature on December 13, 2118. The pool of loans in the GCIC 2018 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.
In accordance with ASC Topic 860, GCIC is required to consolidate the special purpose vehicle used in an asset-backed securitization and treat the transaction as a secured borrowing. GC Advisors is GCIC’s investment adviser and also the collateral manager for the GCIC 2018 Issuer, which results in the “continued involvement” of GCIC in the business of the GCIC 2018 Issuer. In addition, the investments of the GCIC 2018 Issuer constitute a substantial percentage of GCIC’s total assets. As a result of this continued involvement and the fact that the respective investments of the GCIC 2018 Issuer constitute a substantial percentage of GCIC’s assets, GCIC will consolidate the financial statements of the GCIC 2018 Issuer. GCIC also consolidates the financial statements of the GCIC 2016 Issuer.
An important aspect of a debt securitization transaction is that the purchaser of the notes must become comfortable through their due diligence investigation that the sale and/or contribution of income producing assets into a special purpose entity would be considered a true sale and/or contribution or, in other words, that as a result of such sale and/or contribution, the originator no longer owns the income producing assets. This structure seeks to reduce risk to noteholders by insulating them from the credit and bankruptcy risks faced by the originator. The structure of any debt securitization is in large part intended to prevent, in the event of a bankruptcy, the consolidation in the originator’s bankruptcy case of the special purpose entity with the operations of the originator, based on equitable principles, and the noteholders must become comfortable with this analysis. As a result of this structure, debt securitization transactions frequently achieve lower overall borrowing costs than would be achieved if the borrowing had been structured as a traditional secured lending transaction.
In a typical sale transaction, the purchaser exchanges an asset for cash or some other asset, whereas in a contribution transaction, the contributor typically exchanges an asset for securities issued by the purchaser. For example, in the GCIC 2018 Debt Securitization, GCIC indirectly transferred the portfolio loans that comprise the collateral to the GCIC 2018 Issuer in a transfer that was a partial sale and a partial capital contribution. Since GCIC received cash proceeds, Class B-2 Notes, Class C Notes, Class D Notes and Subordinated Notes from the GCIC 2018 Issuer in consideration for the portfolio loans transferred by GCIC to the GCIC 2018 Issuer, such portion of the transfer also constituted a sale. By contrast, to the extent that, pursuant to further loan transfers made under a loan sale agreement on an ongoing basis after the closing of the GCIC 2018 Debt Securitization, GCIC, directly or indirectly through the GCIC 2018 CLO Depositor, receives cash proceeds from the GCIC 2018 Issuer equal to or less than the fair value of the portfolio loans transferred by GCIC to the GCIC 2018 Issuer, the difference between the fair value of such portfolio loans and the cash GCIC receives from the GCIC 2018 Issuer is deemed to be a contribution to the capital of the GCIC 2018 Issuer pursuant to the terms of the loan sale agreement. In these transactions, there are no material differences between selling and/or contributing loans or participations, viewed from the perspective of the GCIC 2018 Issuer’s ownership interests therein, as all of the ownership interests in such loans and participations were transferred to, and are now owned by, the GCIC 2018 Issuer under the terms of a loan sale agreement, irrespective of whether such loans or participations were sold or contributed from GCIC to the GCIC 2018 Issuer. Furthermore, to the extent any payment is due to and/or from any entity, such payment may be made on a net basis including, directly or indirectly by, to or through one or more intermediate affiliates of such entity.
GC Advisors, as collateral manager for the GCIC 2018 Issuer, selected the senior secured and second lien loans (or participations therein) that were transferred to GCIC 2018 Issuer. The senior secured and second lien loans (or participations therein) were selected in accordance with the criteria set forth in the documents governing the GCIC 2018 Debt Securitization, which are primarily objective requirements determined by the constraints of the market for collateralized debt obligations, and are generally designed to comply with regulations governing commercial lending and similar financing activities in the United States.
The Subordinated Notes are limited recourse obligations of the GCIC 2018 Issuer payable solely from payments made under the portfolio loans and other assets held by the GCIC 2018 Issuer and, in the event of a portfolio loan event of default, from the proceeds of any liquidation of the collateral underlying such portfolio loans. Additionally, for as long as the Class A, Class B, Class C and Class D Notes remain outstanding, holders of the Subordinated Notes will not generally be entitled to exercise remedies under the indenture.
The Class B Notes are subordinated in right of payment on each payment date to prior payments on the Class A Notes and to certain amounts payable by the GCIC 2018 Issuer as administrative expenses. The Subordinated Notes are subordinated in right of payment on each payment date to payments on the Class A, Class B, Class C and Class D Notes as well as to certain amounts payable by the GCIC 2018 Issuer as administrative expenses and to the claims of certain unsecured creditors of the GCIC 2018 Issuer.
The GCIC 2018 Issuer may only make payments on such securities to the extent permitted by the payment priority provisions of the indenture governing the notes, which generally provides that principal payments on the Class B, Class C and Class D Notes and the Subordinated Notes may not be made on any payment date unless all amounts owing under the Class A Notes are paid in full. In addition, if the GCIC 2018 Issuer does not meet the asset coverage tests or the interest coverage test set forth in the documents governing the GCIC 2018 Debt Securitization, cash would be diverted from the Class B, Class C and

Class D Notes to first pay the Class A Notes in amounts sufficient to cause such tests to be satisfied. In addition, no payments may be made on the Subordinated Notes in any period until all required payments in respect of the Class A, Class B, Class C and Class D Notes have been paid in full. Therefore, to the extent that any losses are suffered by noteholders as a result of losses on the portfolio loans and other assets owned by the GCIC 2018 Issuer, such losses will be borne in the first instance by the holders of the Subordinated Notes, then by the Class D Notes, then by the holders of the Class C Notes, then by the holders of the Class B Notes and lastly by the holders of the Class A Notes.
GCIC believes that the GCIC 2018 Debt Securitization benefits from “internal” credit enhancement, meaning that holders of more senior classes of notes issued by the GCIC 2018 Issuer benefit from the terms of subordination applicable to the more junior classes of notes issued by the GCIC 2018 Issuer. Thus, in the case of the GCIC 2018 Debt Securitization, the Class A Notes enjoy the benefit of credit enhancement effectively provided by the subordination provisions of the Class B, Class C and Class D Notes and the Subordinated Notes. Likewise, the Class B Notes enjoy the benefit of credit enhancement effectively provided by the subordination provisions of the Class C and D Notes and the Subordinated Notes.
The documents governing the GCIC 2018 Debt Securitization expressly provide that GCIC and its subsidiaries (other than the GCIC 2018 Issuer) are not, and cannot be held, liable for any shortfall in payments or any defaults on any of the classes of notes issued by the GCIC 2018 Issuer in connection with the GCIC 2018 Debt Securitization because such obligations are the obligations of the GCIC 2018 Issuer only, and the sole recourse for such obligations is to the collateral owned by the GCIC 2018 Issuer rather than GCIC’s assets.
Under the terms of the documents related to the GCIC 2018 Debt Securitization, recourse to GCIC is limited and generally consistent with the terms of other similarly structured finance transactions. For example, under the loan sale agreement with respect to the GCIC 2018 Debt Securitization, GCIC indirectly sold and/or contributed to the GCIC 2018 Issuer all of its ownership interest in certain of its portfolio loans and participations for the purchase price and other consideration (including securities in the GCIC 2018 Debt Securitization) set forth in the master loan sale agreement.
A collateral management agreement is an agreement entered into between an adviser and a debt securitization vehicle or similar issuer and sets forth the terms and conditions pursuant to which the adviser will provide advisory and/or management services with respect to the client’s securities portfolio. Under the collateral management agreements between GC Advisors and the GCIC 2018 Issuer, GC Advisors’ duties include (1) selecting portfolio loans to be acquired and selecting the portfolio loans to be sold or otherwise disposed of by the GCIC 2018 Issuer, (2) reinvesting in other portfolio loans, where appropriate, (3) instructing the trustee with respect to any acquisition, disposition or tender of, or offer with respect to, a portfolio loan or other assets received in the open market or otherwise by the GCIC 2018 Issuer and (4) performing all other tasks, and taking all other actions, that are specified in, or not inconsistent with, the duties of the collateral manager. GC Advisors, in its role as collateral manager, is the party responsible for enforcing payment obligations on portfolio loans of the GCIC 2018 Issuer as well as exercising rights to vote on amendments to and waivers of provisions in the credit agreements of portfolio companies. Under the collateral management agreement, GC Advisors is also entitled to indemnification by the GCIC 2018 Issuer for its ongoing activities as collateral manager under the collateral management agreement except where GC Advisors’ acts or omissions constitute bad faith, willful misconduct or gross negligence in the performance of its duties.
The GCIC 2018 Debt Securitization provides a number of benefits to GCIC, most notably an ability on GCIC’s part to finance new portfolio loans acquired by the GCIC 2018 Issuer at an attractive cost.
GCIC has no direct ability to enforce the payment obligations on portfolio loans held by the GCIC 2018 Issuer as part of the GCIC 2018 Debt Securitization. The contribution of loans and participations did not constitute a realization event under the GCIC Investment Advisory Agreement, and no incentive fee was earned as a result of the GCIC 2018 Debt Securitization.
A portion of the proceeds from the GCIC 2018 Debt Securitization were used to redeem certain of the GCIC 2016 Notes. In addition, a portion of the proceeds from the GCIC 2018 Debt Securitization was used to originate and acquire additional portfolio loans and for general corporate purposes. Any such additional portfolio loans are held by GCIC directly or sold and/or contributed into one of its subsidiaries, which enabled GCIC to borrow additional amounts in securitization or other structures using such portfolio loans as collateral. GCIC believes that the GCIC 2018 Debt Securitization enables GCIC to deploy its capital efficiently and to increase its capacity to provide financing for small to medium-sized businesses in its target market.
The GCIC 2018 Subordinated Notes may be transferred only to persons or entities that are either (x) qualified institutional buyers or (y) institutional accredited investors and, in either case, are qualified purchasers. By their terms, the GCIC 2018 Subordinated Notes may only be owned by U.S. persons.
The pool of loans in the GCIC 2018 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.
Portfolio Composition, Investment Activity and Yield
As of March 31, 2019 and September 30, 2018 and 2017 GCIC had investments in 200, 186 and 167 portfolio companies, respectively, with a total fair value of  $1,967.0 million, $1,624.5 million and $1,347.6 million, respectively. As of March 31, 2019 and September 30, 2018 and 2017, GCIC had investments in GCIC SLF with a total fair value of  $49.8 million, $49.9 million and $50.1 million, respectively.
The following table shows the asset mix of our new investment commitments for the three and six months ended March 31, 2019 and 2018:
	For the three months ended March 31,				For the six months ended March 31,
	2019		2018		2019		2018
	New Commitments (In thousands)	Percentage of Commitments	New Commitments (In thousands)	Percentage of Commitments	New Commitments (In thousands)	Percentage of Commitments	New Commitments (In thousands)	Percentage of Commitments
Senior secured	$26,285	16.5%	$24,283	13.1%	$72,205	17.2%	$80,607	19.3%
One stop	132,097	83.3	153,035	82.6	342,782	81.3	322,050	77.1
Subordinated debt	27	0.0*	—	—	123	0.0*	—	—
LLC equity interests in GCIC SLF(1)	—	—	6,387	3.4	—	—	11,900	2.9
Equity	264	0.2	1,664	0.9	6,388	1.5	3,061	0.7
Total new investment commitments	$158,673	100.0%	$185,369	100.0%	$421,498	100.0%	$417,618	100.0%

*
Represents an amount less than 0.1%.

(1)
GCIC SLF’s proceeds from the LLC equity interests were utilized by GCIC SLF to invest in senior secured loans. As of March 31, 2019, GCIC SLF had investments in senior secured loans to 32 different borrowers.

For the three and six months ended March 31, 2019, GCIC had approximately $41.9 million and $80.4 million, respectively, in proceeds from principal payments and return of capital distributions of portfolio companies. For the three and six months ended March 31, 2019, GCIC had sales of securities in one and 10 portfolio companies aggregating approximately $0.1 million and $0.8 million, respectively, in net proceeds.
For the three and six months ended March 31, 2018, GCIC had approximately $81.9 million and $153.6 million, respectively, in proceeds from principal payments and return of capital distributions of portfolio companies. For the three and six months ended March 31, 2018, GCIC had sales of securities in six and 19 portfolio companies, respectively, aggregating approximately $19.3 million and $38.3 million, respectively, in net proceeds.

The following table shows the asset mix of GCIC’s new investment commitments for the years ended September 30, 2018, 2017 and 2016:
	For the years ended September 30,
	2018		2017		2016
	(In thousands)	Percentage of Commitments	(In thousands)	Percentage of Commitments	(Inthousands)	Percentage of Commitments
Senior secured	$137,849	15.7%	$124,608	17.7%	$129,602	15.7%
One stop	714,134	81.8	566,938	80.3	642,852	77.6
Subordinated debt	218	0.0*	11	0.0*	39	0.0*
Subordinated notes in GCIC SLF(1)	—	—	—	—	34,917	4.2
LLC equity interests in GCIC SLF(1)	13,650	1.6	8,803	1.2	12,258	1.5
Equity	7,552	0.9	5,665	0.8	8,478	1.0
Total new investment commitments	$873,403	100.0%	$706,025	100.0%	$828,146	100.0%

*
Represents an amount less than 0.1%.

(1)
GCIC SLF’s proceeds from the LLC equity interests were utilized by GCIC SLF to invest in senior secured loans. As of September 30, 2018, GCIC SLF had investments in senior secured loans to 33 different borrowers.

For the year ended September 30, 2018, 2017 and 2016, GCIC had approximately $449.5 million, $203.2 million and $126.8 million, respectively, in proceeds from principal payments and return of capital distributions of portfolio companies. For the year ended September 30, 2018, 2017 and 2016, GCIC had sales of investments in 24, 30 and 50 portfolio companies, respectively, aggregating approximately $46.1 million, $73.6 million and $172.0 million, respectively, in net proceeds.
The following table summarizes portfolio composition and investment activity as of and for the years ended September 30, 2018, 2017 and 2016:
	As of and for the years ended September 30,
	2018	2017	2016
	(Dollars in thousands)
Investments, at fair value	$1,624,499	$1,347,597	$1,021,754
Number of portfolio companies (at period end)(1)	186	167	158
Investment in GCIC SLF, at fair value(2)	$49,939	$50,104	$47,956
New investment fundings	$757,612	$592,847	$803,373
Principal payments and sales of portfolio investments	$495,666	$276,853	$298,850

(1)
Excludes GCIC’s investments in GCIC SLF.

(2)
As of September 30, 2016, the investment in GCIC SLF includes GCIC’s investments in both subordinated notes and LLC equity interests in GCIC SLF.

The following table shows the principal, amortized cost and fair value of GCIC’s portfolio of investments by asset class:
	As of December 31, 2018(1)			As of September 30, 2018(1)			As of September 30, 2017(1)
	Principal	Amortized Cost	Fair Value	Principal	Amortized Cost	Fair Value	Principal	Amortized Cost	Fair Value
	(In thousands)
Senior secured:
Performing	$243,388	$240,902	$242,640	$207,782	$205,615	$206,557	$167,646	$165,642	$165,620
Non-accrual(2)	11,230	11,213	4,639	8,607	8,593	4,478	—	—	—
One stop:
Performing	1,695,800	1,677,643	1,680,952	1,392,834	1,376,080	1,384,183	1,167,906	1,151,903	1,160,964
Non-accrual(2)	285	259	218	1,127	1,101	719	1,101	1,076	311
Subordinated debt:
Performing	624	620	730	280	280	280	55	55	55
Non-accrual(2)	N/A	48,356	49,800	—	—	—	—	—	—
LLC equity interests in SLF(3)	N/A	28,437	37,869	N/A	48,356	49,939	N/A	49,800	50,104
Equity	N/A	28,437	37,869	N/A	23,097	28,282	N/A	17,733	20,647
Total	$1,951,327	$2,007,430	$2,016,848	$1,610,630	$1,663,122	$1,674,438	$1,336,708	$1,386,209	$1,397,701

(1)
20, 24 and 15 of GCIC’s loans included a feature permitting a portion of the interest due on such loan to be PIK interest as of March 31, 2019, September 30, 2018 and September 30, 2017, respectively.

(2)
GCIC refers to a loan as non-accrual when GCIC ceases recognizing interest income on the loan because GCIC has stopped pursuing repayment of the loan or, in certain circumstances, it is past due 90 days or more on principal and interest or GCIC’s management has reasonable doubt that principal or interest will be collected. See “—  Critical Accounting Policies — Revenue Recognition.”

(3)
GCIC SLF’s proceeds from the LLC equity interests in GCIC SLF were utilized by GCIC SLF to invest in senior secured loans.

As of March 31, 2019, GCIC had five debt investments on non-accrual status, and non-accrual investments as a percentage of total investments at cost and fair value were 0.6% and 0.3%, respectively. As of September 30, 2018, GCIC had three debt investments on non-accrual status, and non-accrual investments as a percentage of total investments at cost and fair value were 0.6% and 0.3%, respectively. As of September 30, 2017, GCIC had one debt investments on non-accrual status, and non-accrual investments as a percentage of total investments at cost and fair value were both less than 0.1%. As of March 31, 2019, September 30, 2018 and 2017, the fair value of GCIC’s debt investments as a percentage of the outstanding principal value was 99.4%, 99.1% and 99.3%, respectively.

The following table shows the weighted average rate, spread over LIBOR of floating rate investments and fees of investments originated and the weighted average rate of sales and payoffs of portfolio companies during the three and six months ended March 31, 2019 and 2018 and the years ended September 30, 2018, 2017 and 2016:
	For the three months ended March 31,		For the six months ended March 31,		For the years ended September 30,
	2019	2018	2019	2018	2018	2017	2016
Weighted average rate of new investment fundings(1)	8.5%	8.5%	8.1%	7.9%	7.9%	7.2%	7.3%
Weighted average spread over LIBOR of new floating rate investment fundings(1)	5.8%	6.6%	5.9%	6.2%	6.0%	6.0%	6.3%
Weighted average rate of new fixed rate investment fundings	8.0%	N/A	10.4%	N/A	9.1%	7.5%	10.7%
Weighted average fees of new investment fundings	1.4%	1.1%	1.1%	1.2%	1.1%	1.4%	1.7%
Weighted average rate of sales and payoffs of portfolio investments(1)	8.0%	8.1%	8.3%	7.7%	8.3%	7.1%	6.4%
Weighted average income yield(2)(3)	8.7%	8.4%	8.6%	8.2%	8.4%	7.7%	7.4%

(1)
Excludes GCIC’s subordinated note investment in GCIC SLF, which was redeemed on December 30, 2016.

(2)
Represents income from interest, including GCIC’s subordinated note investment in GCIC SLF, and fees, excluding amortization of capitalized fees and discounts, divided by the average fair value of earning debt investments and does not represent a return to any investor in GCIC.

(3)
For the three and six months ended March 31, 2019 and 2018 and the years ended September 30, 2018 and 2017, weighted average annualized income yield does not reflect interest income from subordinated notes in GCIC SLF, which were redeemed on December 30, 2016.

As of March 31, 2019, 96.6% and 96.6% of GCIC’s debt portfolio at fair value and at amortized cost, respectively, had interest rate floors that limit the minimum applicable interest rates on such loans. As of September 30, 2018, 98.8% and 98.8% of GCIC’s debt portfolio at fair value and at amortized cost, respectively, had interest rate floors that limit the minimum applicable interest rates on such loans. As of September 30, 2017, 99.8% and 99.8% of GCIC’s debt portfolio at fair value and at amortized cost, respectively, had interest rate floors that limit the minimum applicable interest rates on such loans.
As of March 31, 2019 and September 30, 2018 and 2017, the portfolio median EBITDA for GCIC’s portfolio companies (excluding GCIC SLF and its underlying borrowers) was $28.1 million, $26.6 million and $25.2 million, respectively. The portfolio median EBITDA is based on the most recently reported trailing twelve-month EBITDA received from the portfolio company.

As part of the monitoring process, GC Advisors regularly assesses the risk profile of each of GCIC’s investments and rates each of them based on an internal system developed by Golub Capital and its affiliates. This system is not generally accepted in GCIC’s industry or used by its competitors. It is based on the following categories, which GCIC refers to as GC Advisors’ internal performance ratings:
Internal Performance Ratings
Rating	Definition
5	Involves the least amount of risk in GCIC’s portfolio. The borrower is performing above expectations, and the trends and risk factors are generally favorable.
4	Involves an acceptable level of risk that is similar to the risk at the time of origination. The borrower is generally performing as expected, and the risk factors are neutral to favorable.
3	Involves a borrower performing below expectations and indicates that the loan’s risk has increased somewhat since origination. The borrower may be out of compliance with debt covenants; however, loan payments are generally not past due.
2	Involves a borrower performing materially below expectations and indicates that the loan’s risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).
1	Involves a borrower performing substantially below expectations and indicates that the loan’s risk has substantially increased since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. Loans rated 1 are not anticipated to be repaid in full and GCIC will reduce the fair market value of the loan to the amount GCIC anticipates will be recovered.
GCIC’s internal performance ratings do not constitute any rating of investments by a nationally recognized statistical rating organization or represent or reflect any third-party assessment of any of GCIC’s investments.
For any investment rated 1, 2 or 3, GC Advisors will increase its monitoring intensity and prepare regular updates for the investment committee, summarizing current operating results and material impending events and suggesting recommended actions.
GC Advisors monitors and, when appropriate, changes the internal performance ratings assigned to each investment in GCIC’s portfolio. In connection with GCIC’s valuation process, GC Advisors and the GCIC Board review these internal performance ratings on a quarterly basis.
The following table shows the distribution of GCIC’s investments on the 1 to 5 internal performance rating scale at fair value as of March 31, 2019, September 30, 2018 and 2017:
	March 31, 2019		September 30, 2018		September 30, 2017
Internal Performance Rating	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments	Investments at Fair Value (In thousands)	Percentage of Total Investments
5	$142,955	7.0%	$104,563	6.3%	$22,656	1.6%
4	1,735,136	86.0	1,439,656	86.0	1,246,641	89.2
3	120,409	6.0	110,695	6.6	127,947	9.2
2	17,245	0.9	18,813	1.1	155	0.0*
1	1,103	0.1	711	0.0*	302	0.0*
Total	$2,016,848	100.0%	$1,674,438	100.0%	$1,397,701	100.0%

*
Represents an amount less than 0.1%.

GCIC Senior Loan Fund LLC:
GCIC co-invests with Aurora National Life Assurance Company, a wholly-owned subsidiary of RGA Reinsurance Company (“Aurora”) in senior secured loans through GCIC SLF, an unconsolidated Delaware LLC. GCIC SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect of GCIC SLF must be approved by the GCIC SLF investment committee consisting of two representatives of each of GCIC and Aurora (with unanimous approval required from (i) one representative of each of GCIC and Aurora or (ii) both representatives of each of GCIC and Aurora). GCIC SLF may cease making new investments upon notification of either member but operations will continue until all investments have been sold or paid-off in the normal course of business.
As of March 31, 2019, GCIC SLF is capitalized by LLC equity interest subscriptions from its members. On December 14, 2016, the GCIC SLF investment committee approved the recapitalization of the commitments of GCIC SLF’s members. On December 30, 2016, GCIC SLF’s members entered into additional LLC equity interest subscriptions totaling $100.0 million, GCIC SLF issued capital calls totaling $39.9 million to GCIC and Aurora and the subordinated notes previously issued by GCIC SLF were redeemed and terminated. As of March 31, 2019 and September 30, 2018 and 2017, GCIC and Aurora owned 87.5% and 12.5%, respectively, of the LLC equity interests. GCIC SLF’s profits and losses are allocated to GCIC and Aurora in accordance with GCIC’s respective ownership interests.
As of March 31, 2019 and September 30, 2018 and 2017, GCIC SLF had the following commitments from its members (in the aggregate):
	As of March 31, 2019		As of September 30, 2018		As of September 30, 2017
	Committed	Funded(1)	Committed	Funded(1)	Committed	Funded(1)
	(In thousands)		(In thousands)		(In thousands)
LLC equity commitments(2)	$125,000	$55,264	$125,000	$55,264	$125,000	$56,914
Total	$125,000	$55,264	$125,000	$55,264	$125,000	$56,914

(1)
Funded LLC equity commitments are presented net of return of capital distributions subject to recall.

(2)
Commitments presented are for GCIC and Aurora.

On October 21, 2015, GCIC Senior Loan Fund II LLC (“GCIC SLF II”), a wholly-owned subsidiary of GCIC SLF, entered into a senior secured revolving credit facility (as amended, the “GCIC SLF Credit Facility”) with Wells Fargo Bank, N.A., which allowed GCIC SLF II to borrow up to $150.0 million at any one time outstanding, subject to leverage and borrowing base restrictions. The reinvestment period of the GCIC SLF Credit Facility ended September 27, 2018 and as of March 31, 2019, the maximum commitment is equal to advances outstanding. The stated maturity date is September 28, 2022. As of March 31, 2019 and September 30, 2018 and 2017, GCIC SLF II had outstanding debt under the GCIC SLF Credit Facility of  $68.0 million, $79.7 million and $108.2 million, respectively.
Through the reinvestment period, borrowings under the GCIC SLF Credit Facility bore interest at one-month LIBOR plus a rate between 1.75% and 2.05% per annum, depending on the composition of the collateral asset portfolio. Following the expiration of the reinvestment period, borrowings under the GCIC SLF Credit Facility bear interest at one-month LIBOR plus 2.05%.
As of March 31, 2019 and September 30, 2018 and 2017, GCIC SLF had total assets at fair value of $125.0 million, $136.6 million and $164.6 million, respectively. As of March 31, 2019 and September 30, 2018 and 2017, GCIC SLF did not have any investments on non-accrual status. The portfolio companies in GCIC SLF are in industries and geographies similar to those in which GCIC may invest directly. Additionally, as of March 31, 2019 and September 30, 2018 and 2017, GCIC SLF had commitments to fund various undrawn revolvers and delayed draw investments to its portfolio companies totaling $7.8 million, $11.5 million and $10.0 million, respectively.

Below is a summary of GCIC SLF’s portfolio, followed by a listing of the individual investments in GCIC SLF’s portfolio as of March 31, 2019 and September 30, 2018 and 2017:
	As of March 31, 2019	As of September 30, 2018	As of September 30, 2017
	(Dollars in thousands)	(Dollars in thousands)
Senior secured loans(1)	$119,879	$134,270	$162,815
Weighted average current interest rate on senior secured loans(2)	7.6%	7.4%	6.4%
Number of borrowers in GCIC SLF	30	33	40
Largest portfolio company investments(1)	$8,504	$8,357	$8,928
Total of five largest portfolio company investments(1)	$34,950	$33,966	$39,540

(1)
At principal amount.

(2)
Computed as the (a) annual stated interest rate on accruing senior secured loans divided by (b) total senior secured loans at principal amount.

GCIC SLF Investment Portfolio as of March 31, 2019
Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)	Fair Value(2)
					(In thousands)
1A Smart Start LLC(3)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	7.0%	$1,920	$1,915
Boot Barn, Inc.(3)	Retail Stores	Senior loan	06/2021	7.1	5,001	5,001
Brandmuscle, Inc.	Printing and Publishing	Senior loan	12/2021	7.4	3,800	3,797
Brandmuscle, Inc.	Printing and Publishing	Senior loan	12/2021	N/A(4)	—	—
Captain D’s, LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2023	7.0	5,822	5,822
Captain D’s, LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2023	8.2	25	25
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	7.8	2,018	2,018
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	7.8	1,017	1,017
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	8.1	2,063	2,063
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	8.1	1,037	1,037
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	8.1	58	58
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	8.1	40	40
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	N/A(4)	—	—
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.4	2,841	2,756
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.4	1,142	1,108
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.4	588	570
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.5	369	358
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.4	200	194
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.4	89	87
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.4	85	83
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.5	20	19
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	Senior loan	01/2020	7.5	1,991	1,991
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	Senior loan	01/2020	N/A(4)	—	—
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	8.4	2,649	2,649
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	8.4	736	736
Flexan, LLC(3)	Chemicals, Plastics and Rubber	Senior loan	02/2020	10.0	220	220

GCIC SLF Investment Portfolio as of March 31, 2019 – (continued)
Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)	Fair Value(2)
					(In thousands)
G & H Wire Company, Inc(3)	Healthcare, Education and Childcare	Senior loan	09/2023	8.3%	$5,740	$5,740
Gamma Technologies, LLC(3)	Electronics	Senior loan	06/2024	8.0	4,356	4,356
III US Holdings, LLC	Diversified/Conglomerate Service	Senior loan	09/2022	8.6	4,452	4,452
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	03/2024	6.9	1,968	1,968
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	03/2024	6.9	102	102
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	03/2024	6.9	55	55
Mediaocean LLC(5)	Diversified/Conglomerate Service	Senior loan	08/2020	N/A(4)	—	(1)
Mills Fleet Farm Group LLC(3)	Retail Stores	Senior loan	10/2024	8.8	5,985	5,985
NBC Intermediate, LLC	Beverage, Food and Tobacco	Senior loan	09/2023	6.8	2,565	2,565
NBC Intermediate, LLC	Beverage, Food and Tobacco	Senior loan	09/2023	N/A(4)	—	—
Pasternack Enterprises, Inc. and Fairview Microwave, Inc(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2025	6.5	4,938	4,938
Polk Acquisition Corp.(3)	Automobile	Senior loan	06/2022	7.9	8,168	8,004
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	8.3	95	93
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	7.9	52	51
Pyramid Healthcare, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2020	9.1	2,438	2,438
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2020	9.0	369	369
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2020	9.1	147	147
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2020	10.8	14	14
Reladyne, Inc.(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2022	7.8	5,939	5,939
Reladyne, Inc.(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2022	7.6	1,155	1,155
Reladyne, Inc.(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2022	7.8	624	624

GCIC SLF Investment Portfolio as of March 31, 2019 – (continued)
Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)	Fair Value(2)
					(In thousands)
Reladyne, Inc.(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2022	7.8%	$540	$540
Reladyne, Inc.(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2022	7.8	246	246
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2022	6.9	3,272	3,272
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2021	N/A(4)	—	—
Rubio’s Restaurants, Inc(3)	Beverage, Food and Tobacco	Senior loan	10/2019	7.9	1,650	1,567
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior loan	04/2019	7.8	1,242	1,242
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior loan	04/2019	8.0	411	411
SEI, Inc.(3)	Electronics	Senior loan	07/2023	7.5	4,761	4,761
SEI, Inc.	Electronics	Senior loan	07/2023	N/A(4)	—	—
Self Esteem Brands, LLC(3)	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	02/2022	6.8	5,487	5,432
Self Esteem Brands, LLC(5)	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	02/2022	N/A(4)	—	(8)
Summit Behavioral Healthcare, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2023	7.4	5,925	5,925
Summit Behavioral Healthcare, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2023	7.4	292	292
Summit Behavioral Healthcare, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2023	7.5	82	82
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	8.6	1,018	916
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	8.6	798	718
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	8.6	143	129
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	8.6	53	48
Upstream Intermediate, LLC	Healthcare, Education and Childcare	Senior loan	01/2024	6.5	3,558	3,558

GCIC SLF Investment Portfolio as of March 31, 2019 – (continued)
Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)	Fair Value(2)
					(In thousands)
WHCG Management, LLC(3)	Healthcare, Education and Childcare	Senior loan	03/2023	7.6%	$2,168	$2,038
WHCG Management, LLC(3)	Healthcare, Education and Childcare	Senior loan	03/2023	N/A(4)	—	—
WIRB-Copernicus Group, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2022	6.8	5,340	5,340
					$119,879	$119,067

(1)
Represents the weighted average annual current interest rate as of March 31, 2019. All interest rates are payable in cash.

(2)
Represents the fair value in accordance with Accounting Standards Codification, or ASC, Topic 820 — Fair Value Measurement, or ASC Topic 820. The determination of such fair value is not included in our board of directors’ valuation process described elsewhere herein.

(3)
We also hold a portion of the first lien senior secured loan in this portfolio company.

(4)
The entire commitment was unfunded as of March 31, 2019. As such, no interest is being earned on this investment. The investment may be subject to an unused facility fee.

(5)
The negative fair value is the result of the unfunded commitment being valued below par.

GCIC SLF Investment Portfolio as of September 30, 2018
Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)(2)	Fair Value(3)
1A Smart Start LLC	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	7.0%	$1,337	$1,344
1A Smart Start LLC(3)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	6.7	595	596
Aimbridge Hospitality, LLC(3)	Hotels, Motels, Inns, and Gaming	Senior loan	06/2022	7.2	5,940	5,940
Aimbridge Hospitality, LLC(3)	Hotels, Motels, Inns, and Gaming	Senior loan	06/2022	7.2	237	237
Boot Barn, Inc.	Retail Stores	Senior loan	06/2021	6.9	5,001	5,001
Brandmuscle, Inc.	Printing and Publishing	Senior loan	12/2021	7.1	4,023	4,020
Captain D’s, LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2023	6.7	5,947	5,947
Captain D’s, LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2023	7.9	23	23
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	7.9	2,028	1,988
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	7.9	1,022	1,001
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	7.9	2,074	2,074
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	7.9	1,043	1,043
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	7.9	58	58
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	7.9	40	40
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.1	3,062	3,062
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.1	1,231	1,231
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.1	634	634
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.1	216	216
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.1	96	96
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.1	92	92
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	Senior loan	01/2020	7.5	2,026	2,026
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	8.1	2,662	2,662
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	8.1	739	739
Flexan, LLC(3)	Chemicals, Plastics and Rubber	Senior loan	02/2020	9.8	136	136

GCIC SLF Investment Portfolio as of September 30, 2018 – (continued)
Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)(2)	Fair Value(3)
G & H Wire Company, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2023	8.0	$5,769	$5,769
Gamma Technologies, LLC(3)	Electronics	Senior loan	06/2024	7.7	4,378	4,378
III US Holdings, LLC	Diversified/Conglomerate Service	Senior loan	09/2022	9.0	4,887	4,887
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	03/2024	6.7	1,973	1,973
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	03/2024	6.7	103	103
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	03/2024	6.7	55	55
Mills Fleet Farm Group LLC(3)	Retail Stores	Senior loan	02/2022	7.7	6,000	6,000
NBC Intermediate, LLC(3)	Beverage, Food and Tobacco	Senior loan	09/2023	6.5	2,634	2,608
NBC Intermediate, LLC(3)	Beverage, Food and Tobacco	Senior loan	09/2023	8.5	5	4
Pasternack Enterprises, Inc. and Fairview Microwave, Inc.(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2025	6.2	4,963	4,938
Polk Acquisition Corp.(3)	Automobile	Senior loan	06/2022	7.2	8,211	8,211
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	7.5	93	93
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	7.2	53	53
Pyramid Healthcare, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2019	8.8	2,451	2,451
Pyramid Healthcare, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2019	8.8	166	166
Pyramid Healthcare, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2019	8.8	148	148
Pyramid Healthcare, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2019	8.8	109	109
Reladyne, Inc.(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2022	7.3	5,970	5,970
Reladyne, Inc.(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2022	7.3	626	626
Reladyne, Inc.(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2022	7.3	543	543
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2022	6.7	3,289	3,281
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2021	6.8	17	17
Rubio’s Restaurants, Inc.(3)	Beverage, Food and Tobacco	Senior loan	10/2019	7.6	1,659	1,659

GCIC SLF Investment Portfolio as of September 30, 2018 – (continued)
Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)(2)	Fair Value(3)
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior loan	04/2019	7.6	$1,311	$1,311
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior loan	04/2019	7.6	257	257
Saldon Holdings, Inc.(3)	Diversified/Conglomerate Service	Senior loan	09/2022	6.4	1,893	1,884
SEI, Inc.(3)	Electronics	Senior loan	07/2023	7.5	5,178	5,178
Self Esteem Brands, LLC(3)	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	02/2020	7.0	5,776	5,776
Summit Behavioral Healthcare, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2023	7.1	5,955	5,955
Summit Behavioral Healthcare, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2023	7.1	292	292
Summit Behavioral Healthcare, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2023	7.1	46	46
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	6.9	1,086	1,064
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	6.9	851	834
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	7.1	156	153
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	7.1	58	57
Upstream Intermediate, LLC(3)	Healthcare, Education and Childcare	Senior loan	01/2024	6.6	3,576	3,576
Vendor Credentialing Service LLC(3)	Diversified/Conglomerate Service	Senior loan	11/2021	8.0	5,924	5,924
WHCG Management, LLC(3)	Healthcare, Education and Childcare	Senior loan	03/2023	7.4	2,180	2,180
WIRB-Copernicus Group, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2022	6.5	5,367	5,367
					$134,270	$134,102

(1)
Represents the weighted average annual current interest rate as of September 30, 2018.

(2)
Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the GCIC Board’s valuation process described elsewhere herein.

(3)
GCIC also holds a portion of the senior secured loan in this portfolio company.

(4)
The negative fair value is the result of the unfunded commitment being valued below par.

(5)
The entire commitment was unfunded as of September 30, 2018. As such, no interest is being earned on this investment. The investment may be subject to an unused facility fee.

GCIC SLF Investment Portfolio as of September 30, 2017
Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)	Fair Value(2)
1A Smart Start LLC	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	6.1%	$1,351	$1,358
1A Smart Start LLC	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	5.8	599	599
Argon Medical Devices, Inc.	Healthcare, Education and Childcare	Senior loan	12/2021	6.0	2,816	2,816
Boot Barn, Inc.	Retail Stores	Senior loan	06/2021	5.8	5,285	5,285
Brandmuscle, Inc.	Printing and Publishing	Senior loan	12/2021	6.1	4,172	4,167
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	6.6	2,049	2,008
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	6.6	1,033	1,012
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.8	2,095	2,095
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.8	1,053	1,053
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.8	59	59
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.8	41	41
Curo Health Services LLC(3)	Healthcare, Education and Childcare	Senior loan	02/2022	5.3	4,875	4,890
Elite Sportswear, L.P.	Retail Stores	Senior loan	03/2020	6.6	3,093	3,100
Elite Sportswear, L.P.	Retail Stores	Senior loan	03/2020	6.3	1,244	1,239
Elite Sportswear, L.P.	Retail Stores	Senior loan	03/2020	6.6	640	641
Elite Sportswear, L.P.	Retail Stores	Senior loan	03/2020	6.6	218	218
Elite Sportswear, L.P.	Retail Stores	Senior loan	03/2020	6.6	97	97
Elite Sportswear, L.P.	Retail Stores	Senior loan	03/2020	6.5	93	93
Elite Sportswear, L.P.(4)	Retail Stores	Senior loan	03/2020	N/A(5)	—	(2)
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	Senior loan	01/2020	6.8	2,108	2,108
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	7.1	2,690	2,690
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	7.1	752	752
Flexan, LLC(3)	Chemicals, Plastics and Rubber	Senior loan	02/2020	8.8	21	21
Gamma Technologies, LLC(3)	Electronics	Senior loan	06/2021	6.0	4,411	4,411

GCIC SLF Investment Portfolio as of September 30, 2017 – (continued)
Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)	Fair Value(2)
Harvey Tool Company, LLC	Diversified/Conglomerate Manufacturing	Senior loan	03/2020	6.1	$1,976	$1,976
III US Holdings, LLC	Diversified/Conglomerate Service	Senior loan	09/2022	7.9	5,002	5,002
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	12/2021	6.3	1,973	1,973
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	12/2021	6.4	87	87
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	12/2021	6.4	55	55
Loar Group Inc.	Aerospace and Defense	Senior loan	01/2022	6.0	1,939	1,939
Loar Group Inc.	Aerospace and Defense	Senior loan	01/2022	6.0	1,337	1,337
Mills Fleet Farm Group LLC(3)	Retail Stores	Senior loan	02/2022	6.7	6,000	6,000
Park Place Technologies LLC(3)	Electronics	Senior loan	06/2022	6.3	5,996	5,936
Pasternack Enterprises, Inc. and Fairview Microwave, Inc.	Diversified/Conglomerate Manufacturing	Senior loan	05/2022	6.2	5,013	5,013
Polk Acquisition Corp.(3)	Automobile	Senior loan	06/2022	6.2	8,297	8,131
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	6.7	83	81
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	6.2	53	52
PowerPlan Holdings, Inc.(3)	Utilities	Senior loan	02/2022	6.5	7,126	7,126
Premise Health Holding Corp.(3)	Healthcare, Education and Childcare	Senior loan	06/2020	5.8	5,925	5,925
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2019	7.7	2,346	2,346
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2019	7.9	144	144
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	7.1	7,095	7,095
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	7.1	542	542
Radiology Partners, Inc.	Healthcare, Education and Childcare	Senior loan	09/2020	7.1	460	460
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2022	6.6	3,323	3,323
RSC Acquisition, Inc.	Insurance	Senior loan	11/2020	6.1	15	15
Rubio’s Restaurants, Inc.	Beverage, Food and Tobacco	Senior loan	11/2018	6.1	1,676	1,676
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior loan	06/2018	6.6	1,501	1,501

GCIC SLF Investment Portfolio as of September 30, 2017 – (continued)
Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)	Fair Value(2)
Saldon Holdings, Inc.(3)	Diversified/Conglomerate Service	Senior loan	09/2022	5.8	$2,028	$2,003
Sarnova HC, LLC	Healthcare, Education and Childcare	Senior loan	01/2022	6.0	3,301	3,301
SEI, Inc.(3)	Electronics	Senior loan	07/2021	6.0	5,217	5,217
Self Esteem Brands, LLC(3)	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	02/2020	6.0	6,443	6,443
Severin Acquisition, LLC(3)	Diversified/Conglomerate Service	Senior loan	07/2021	6.1	7,848	7,844
Severin Acquisition, LLC	Diversified/Conglomerate Service	Senior loan	07/2021	6.2	1,079	1,083
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8	5,291	4,603
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8	418	364
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8	417	363
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8	416	362
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8	415	361
Smashburger Finance LLC(4)	Beverage, Food and Tobacco	Senior loan	05/2018	N/A(5)	—	(90)
Tate’s Bake Shop, Inc.(3)	Beverage, Food and Tobacco	Senior loan	08/2019	6.3	705	705
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	5.6	1,097	1,097
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	6.1	859	859
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	6.1	165	165
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	6.1	61	61
Transaction Data Systems, Inc.	Diversified/Conglomerate Service	Senior loan	06/2021	6.6	3,892	3,892
Transaction Data Systems, Inc.	Diversified/Conglomerate Service	Senior loan	06/2020	5.8	22	21
Vendor Credentialing Service LLC(3)	Diversified/Conglomerate Service	Senior loan	11/2021	7.2	5,985	5,985
WHCG Management, LLC(3)	Healthcare, Education and Childcare	Senior loan	03/2023	6.1	2,202	2,202
WIRB-Copernicus Group, Inc.	Healthcare, Education and Childcare	Senior loan	08/2022	6.3	5,421	5,421

GCIC SLF Investment Portfolio as of September 30, 2017 – (continued)
Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)	Fair Value(2)
Young Innovations, Inc.(3)	Healthcare, Education and Childcare	Senior loan	01/2019	6.3	$751	$751
Young Innovations, Inc.	Healthcare, Education and Childcare	Senior loan	01/2019	6.3	23	23
					$162,815	$161,522

(1)
Represents the weighted average annual current interest rate as of September 30, 2017. All interest rates are payable in cash.

(2)
Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the GCIC Board’s valuation process described elsewhere herein.

(3)
GCIC also holds a portion of the first lien senior secured loan in this portfolio company.

(4)
The negative fair value is the result of the unfunded commitment being valued below par.

(5)
The entire commitment was unfunded as of September 30, 2017. As such, no interest is being earned on this investment.

As of March 31, 2019, GCIC has committed to fund $109.4 million of LLC equity interests to GCIC SLF. As of March 31, 2019 and September 30, 2018 and 2017, $48.4 million, $48.4 million and $49.8 million, respectively, of GCIC’s LLC equity interest commitment to GCIC SLF had been called and contributed, net of return of capital distributions subject to recall. For the three and six months ended March 31, 2019, GCIC received $1.2 million and $2.2 million, respectively, in dividend income from the GCIC SLF LLC equity interests. For the three and six months ended March 31, 2018, GCIC received $1.3 million and $2.4 million, respectively, in dividend income from the GCIC SLF LLC equity interests.
For the three and six months ended March 31, 2019, GCIC earned an annualized total return on its weighted average capital invested in GCIC SLF of 10.6% and 10.6%, respectively. For the three and six months ended March 31, 2018, GCIC earned an annualized total return on its weighted average capital invested in GCIC SLF of 10.9% and 10.5%, respectively. The annualized total return on weighted average capital invested is calculated by dividing total income earned on GCIC’s investments in GCIC SLF by the combined daily average of GCIC’s investments in (1) the principal of the GCIC SLF subordinated notes, if any, and (2) the NAV of the GCIC SLF LLC equity interests.
For the years ended September 30, 2018 and 2017, GCIC earned a total return on its weighted average capital invested in GCIC SLF of 10.6% and 10.0%, respectively. The total return on weighted average capital invested is calculated by dividing total income earned on GCIC’s investments in GCIC SLF by the combined daily average of GCIC’s investments in (1) the principal of the GCIC SLF subordinated notes, if any, and (2) the NAV of the GCIC SLF LLC equity interests.

Below is certain summarized financial information for SLF as of March 31, 2019 and September 30, 2018 and 2017, and for the three and six months ended March 31, 2019 and 2018, and for the years ended September 30, 2018 and 2017:
	As of March 31, 2019	As of September 30, 2018	As of September 30, 2017
	(In thousands)
Selected Balance Sheet Information:
Investments, at fair value	$119,067	$134,102	$161,522
Cash and other assets	5,888	2,455	3,029
Total assets	$124,955	$136,557	$164,551
Senior credit facility	$68,020	$79,650	$108,150
Unamortized debt issuance costs	(440)	(569)	(1,199)
Other liabilities	462	403	338
Total liabilities	68,042	79,484	107,289
Members’ equity	56,913	57,073	57,262
Total liabilities and members’ equity	$124,955	$136,557	$164,551

	Three months ended March 31,		Six months ended March 31,		Years ended September 30,
	2019	2018	2019	2018	2018	2017
	(In thousands)		(In thousands)		(In thousands)
Selected Statement of Operations Information:
Interest income	$2,450	$3,222	$5,023	$6,033	$12,018	$9,905
Fee income	—	—	—	7	169	—
Total investment income	2,450	3,222	5,023	6,040	12,187	9,905
Interest and other debt financing expenses	877	1,283	1,831	2,476	5,005	4,580
Administrative service fee	45	62	105	116	240	218
Other expenses	25	24	50	58	107	97
Total expenses	947	1,369	1,986	2,650	5,352	4,895
Net investment income	1,503	1,853	3,037	3,390	6,835	5,010
Net change in unrealized appreciation (depreciation) on investments	(448)	467	(650)	1,072	1,081	(1,042)
Net increase in members’ equity	$1,055	$2,320	$2,387	$4,462	$7,916	$3,968
Prior to their termination, GCIC SLF elected to fair value the subordinated notes issued to GCIC and Aurora under ASC Topic 825. As of September 30, 2018 and September 30, 2017, GCIC SLF had no subordinated notes outstanding.

Contractual Obligations and Off-Balance Sheet Arrangements
A summary of GCIC’s significant contractual payment obligations as of March 31, 2019 is as follows:
	Payments Due by Period (In millions)
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
GCIC 2018 Debt Securitization	$546.5	$—	$—	$—	$546.5
Credit Facility	175.5	—	—	175.5	—
DB Credit Facility	227.4	—	—	—	227.4
SMBC Revolver	44.4	44.4	—	—	—
Unfunded commitments(1)	188.1	188.1	—	—	—
Total contractual obligations	$1,181.9	$232.5	$—	$175.5	$773.9

(1)
Unfunded commitments represent unfunded commitments to fund investments, excluding GCIC’s investments in GCIC SLF, as of March 31, 2019. These amounts may or may not be funded to the borrowing party now or in the future. The unfunded commitments relate to loans with various maturity dates, but GCIC is showing this amount in the less than one year category as this entire amount was eligible for funding to the borrowers as of March 31, 2019, subject to the terms of each loan’s respective credit agreement.

GCIC may become a party to financial instruments with off-balance sheet risk in the normal course of its business to meet the financial needs of its portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of March 31, 2019 and September 30, 2018 and 2017, GCIC had outstanding commitments to fund investments, excluding its investments in GCIC SLF, totaling $188.1 million, $205.5 million and $133.6 million, respectively. GCIC had commitments of up to $61.0 million, $61.0 million and $59.6 million to GCIC SLF as of March 31, 2019 and September 30, 2018 and 2017, respectively, which may be contributed primarily for the purpose of funding new investments approved by the GCIC SLF investment committee.
GCIC has certain contracts under which GCIC has material future commitments. GCIC has entered into the GCIC Investment Advisory Agreement with GC Advisors in accordance with the 1940 Act. Under the GCIC Investment Advisory Agreement, GC Advisors provides GCIC with investment advisory and management services.
Under the GCIC Administration Agreement, the Administrator furnishes GCIC with office facilities and equipment, provides GCIC with clerical, bookkeeping and record keeping services at such facilities and provides GCIC with other administrative services necessary to conduct its day-to-day operations. The Administrator also provides on GCIC’s behalf managerial assistance to those portfolio companies to which GCIC is required to offer to provide such assistance.
If any of the contractual obligations discussed above is terminated, GCIC’s costs under any new agreements that GCIC enters into may increase. In addition, GCIC would likely incur significant time and expense in locating alternative parties to provide the services GCIC receives under the GCIC Investment Advisory Agreement and the GCIC Administration Agreement. Any new investment advisory agreement would also be subject to approval by GCIC’s stockholders.
Distributions
GCIC intends to make periodic distributions to its stockholders as determined by the GCIC Board. For additional information on distributions, see “— Critical Accounting Policies — Income Taxes.”
GCIC may not be able to achieve operating results that will allow it to make distributions at a specific level or to increase the amount of its distributions from time to time. In addition, GCIC may be limited in its ability to make distributions due to the asset coverage requirements applicable to GCIC as a business development company under the 1940 Act. If GCIC does not distribute a certain percentage of its income annually, GCIC will suffer adverse U.S. federal income tax consequences, including the possible loss of its ability to be subject to tax as a RIC. GCIC cannot assure stockholders that they will receive any distributions.
To the extent GCIC’s taxable earnings fall below the total amount of its distributions for any tax year, a portion of those distributions may be deemed a return of capital to its stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to GCIC’s stockholders may be the original capital invested by the stockholder rather than GCIC’s income or gains. Stockholders should read any written disclosure accompanying a distribution payment carefully and should not assume that the source of any distribution is GCIC’s ordinary income or gains.
GCIC has adopted an “opt out” dividend reinvestment plan for its common stockholders. As a result, if GCIC declares a distribution, GCIC’s stockholders’ cash distributions will be automatically reinvested in additional shares of GCIC Common Stock unless a stockholder specifically “opts out” of GCIC’s dividend reinvestment plan. If a stockholder opts out, that stockholder will receive cash distributions. Although distributions paid in the form of additional shares of GCIC Common Stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, stockholders participating in GCIC’s dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.
Related Party Transactions
GCIC has entered into a number of business relationships with affiliated or related parties, including the following:
•
GCIC entered into the GCIC Investment Advisory Agreement with GC Advisors. Each of Mr. Lawrence Golub, GCIC’s chairman, and Mr. David Golub, GCIC’s president and chief executive officer, is a manager of GC Advisors, and each of Messrs. Lawrence Golub and David Golub owns an indirect pecuniary interest in GC Advisors.

•
Golub Capital LLC provides GCIC with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to the GCIC Administration Agreement.

•
GCIC entered into a license agreement with Golub Capital LLC, pursuant to which Golub Capital LLC has granted GCIC a non-exclusive, royalty-free license to use the name “Golub Capital.”

•
GC Advisors serves as collateral manager to the GCIC 2016 Issuer under the 2016 GCIC Collateral Management Agreement and to the GCIC 2018 Issuer under a collateral management agreement and receives a fee for providing these services that is offset against the base management fee payable by GCIC under the GCIC Investment Advisory Agreement.

•
Under the Staffing Agreement, Golub Capital LLC has agreed to provide GC Advisors with the resources necessary to fulfill its obligations under the GCIC Investment Advisory Agreement. The Staffing Agreement provides that Golub Capital LLC will make available to GC Advisors experienced investment professionals and provide access to the senior investment personnel of Golub Capital LLC for purposes of evaluating, negotiating, structuring, closing and monitoring GCIC’s investments. The Staffing Agreement also includes a commitment that the members of GC Advisors’ investment committee will serve in such capacity. Services under the Staffing Agreement are provided on a direct cost reimbursement basis. GCIC is not a party to the Staffing Agreement.

•
GCIC has entered into the GCIC Adviser Revolver with GC Advisors in order to have the ability to borrow funds on a short-term basis.

•
Immediately prior to GCIC’s election to be regulated as a business development company, GCIC acquired its initial portfolio of investments by purchasing (1) all of the outstanding equity interests of GCIC Holdings LLC (“GCIC Holdings”) and GCIC Funding, from GEMS Fund, L.P., a Delaware limited partnership whose general partner is controlled by GC Advisors, and

(2) loans from certain unaffiliated third-party investors. At the time of GCIC’s acquisition of their respective equity interests, the only assets (other than certain cash and cash equivalents) of GCIC Funding and GCIC Holdings were one stop and other senior secured loans to U.S. middle-market companies consistent with GCIC’s investment objectives and strategies. Each of the loans acquired in GCIC’s formation transactions had been underwritten by GC Advisors at the time of origination or acquisition using the same criteria and standards as GC Advisors uses in connection with the origination or acquisition of loans for GCIC.
GC Advisors also sponsors or manages, and may in the future sponsor or manage, other investment funds, accounts or investment vehicles (together referred to as “accounts”) that have investment mandates that are similar, in whole and in part, with GCIC’s. For example, GC Advisors presently serves as the investment adviser to GBDC and GBDC 3, each of which focuses on investing primarily in one stop and other senior secured loans of U.S. middle-market companies. In addition, GCIC’s officers and directors serve in similar capacities for GBDC and GBDC 3. GC Advisors and its affiliates may determine that an investment is appropriate for GCIC and for one or more of these other accounts. In such event, depending on the availability of such investment and other appropriate factors, and pursuant to GC Advisors’ allocation policy, GC Advisors or its affiliates may determine that GCIC should invest side-by-side with one or more other accounts. GCIC does not intend to make any investments if they are not permitted by applicable law and interpretive positions of the SEC and its staff, or if they are inconsistent with GC Advisors’ allocation procedures.
In addition, GCIC has adopted a formal code of ethics that governs the conduct of GCIC’s and GC Advisors’ officers, directors and employees. GCIC’s officers and directors also remain subject to the duties imposed by both the 1940 Act and the MGCL.
Critical Accounting Policies
The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. GCIC has identified the following items as critical accounting policies.
Fair Value Measurements
GCIC values investments for which market quotations are readily available at their market quotations. However, a readily available market value is not expected to exist for many of the investments in GCIC’s portfolio, and GCIC values these portfolio investments at fair value as determined in good faith by the GCIC Board under GCIC’s valuation policy and process.
Valuation methods may include comparisons of the portfolio companies to peer companies that are public, determination of the enterprise value of a portfolio company, discounted cash flow analysis and a market interest rate approach. The factors that are taken into account in fair value pricing investments include: available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments, its earnings and discounted cash flows and the markets in which it does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, GCIC will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from values that may ultimately be received or settled.
The GCIC Board is ultimately and solely responsible for determining, in good faith, the fair value of investments that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

With respect to investments for which market quotations are not readily available, the GCIC Board undertakes a multi-step valuation process each quarter, as described below:
•
GCIC’s quarterly valuation process begins with each portfolio company investment being initially valued by the investment professionals of GC Advisors responsible for credit monitoring.

•
Preliminary valuation conclusions are then documented and discussed with GCIC’s senior management and GC Advisors.

•
The audit committee of the GCIC Board reviews these preliminary valuations.

•
At least once annually the valuation for each portfolio investment, subject to a de minimis threshold, is reviewed by an independent valuation firm.

•
The GCIC Board discusses valuations and determines the fair value of each investment in GCIC’s portfolio in good faith.

In connection with each sale of shares of GCIC Common Stock, GCIC makes a determination that GCIC is not selling shares of GCIC Common Stock at a price below the then-current net asset value per share of common stock at the time at which the sale is made or otherwise in violation of the 1940 Act. GC Advisors will consider the following factors, among others, in making such determination:
•
The net asset value of GCIC Common Stock disclosed in the most recent periodic report filed with the SEC;

•
Its assessment of whether any change in the net asset value per share of GCIC Common Stock has occurred (including through the realization of gains on the sale of portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of GCIC Common Stock and ending two days prior to the date of the sale; and

•
The magnitude of the difference between the sale price of the shares of common stock and management’s assessment of any change in the net asset value per share of GCIC Common Stock during the period discussed above.

Determination of fair values involves subjective judgments and estimates. Under current accounting standards, the notes to GCIC’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on GCIC’s consolidated financial statements.
GCIC follows ASC Topic 820 for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity. GCIC’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Assets and liabilities are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. The three levels are defined as follows:
Level 1:   Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2:   Inputs include quoted prices for similar assets or liabilities in active markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the assets or liabilities.
Level 3:   Inputs include significant unobservable inputs for the assets or liabilities and include situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. GCIC’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and GCIC considers factors specific to the asset or liability. GCIC assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the three and six months ended March 31, 2019 and 2018 and the years ended September 30, 2018, 2017 and 2016. The following section describes the valuation techniques used by GCIC to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.
Valuation of Investments
Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the GCIC Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the GCIC Board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with approximately 25% (based on the number of portfolio companies) of GCIC’s valuations of debt and equity investments without readily available market quotations subject to review by an independent valuation firm. As of March 31, 2019, September 30, 2018 and September 30, 2017, with the exception of money market funds included in cash and cash equivalents and restricted cash and cash equivalents (Level 1 investments) and investments measured at fair value using the NAV, all investments were valued using Level 3 inputs of the fair value hierarchy.
When determining fair value of Level 3 debt and equity investments, GCIC may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, and changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA. A portfolio company’s EBITDA may include pro-forma adjustments for items such as acquisitions, divestitures, or expense reductions. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, GCIC will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, GCIC uses a market interest rate yield analysis to determine fair value.
In addition, for certain debt investments, GCIC may base its valuation on indicative bid and ask prices provided by an independent third party pricing service. Bid prices reflect the highest price that GCIC and others may be willing to pay. Ask prices represent the lowest price that GCIC and others may be willing to accept. GCIC generally use the midpoint of the bid/ask range as its best estimate of fair value of such investment.
Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If GCIC were required to liquidate a portfolio investment in a forced or liquidation sale, GCIC may realize significantly less than the value at which such investment had previously been recorded.
GCIC’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Valuation of Other Financial Assets and Liabilities
Fair value of GCIC’s debt is estimated using Level 3 inputs by discounting remaining payments using comparable market rates or market quotes for similar instruments at the measurement date, if available.
Revenue Recognition:
GCIC’s revenue recognition policies are as follows:
Investments and Related Investment Income:   Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments. Premiums, discounts, and origination fees are amortized or accreted into interest income over the life of the respective debt investment. For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, GCIC does not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not likely to be collectible. In addition, GCIC may generate revenue in the form of amendment, structuring or due diligence fees, fees for providing managerial assistance, consulting fees and prepayment premiums on loans and record these fees as fee income when earned. Loan origination fees, original issue discount and market discount or premium are capitalized, and GCIC accretes or amortizes such amounts as interest income. GCIC records prepayment premiums on loans as fee income. Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Distributions received from LLC and LP investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, GCIC will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.
GCIC accounts for investment transactions on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. GCIC reports changes in fair value of investments from the prior period that is measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in GCIC’s Consolidated Statements of Operations.
Non-accrual:   Loans may be left on accrual status during the period GCIC is pursuing repayment of the loan. Management reviews all loans that become past due 90 days or more on principal and interest or when there is reasonable doubt that principal or interest will be collected for possible placement on non-accrual status. GCIC generally reverses accrued interest when a loan is placed on non-accrual. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. GCIC restores non-accrual loans to accrual status when past due principal and interest is paid and, in GCIC’s management’s judgment, are likely to remain current. The total fair value of GCIC’s non-accrual loans was $4.9 million, $5.2 million and $0.3 million as of March 31, 2019, September 30, 2018 and September 30, 2017, respectively.
Income taxes:
GCIC has elected to be treated as a RIC under Subchapter M of the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to be subject to tax as a RIC, GCIC is required to meet certain source of income and asset diversification requirements, as well as timely distribute to GCIC’s stockholders dividends for U.S. federal income tax purposes of an amount generally at least equal to 90% of investment company taxable income, as defined by the Code and determined without regard to any deduction for dividends paid, for each tax year. GCIC has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve GCIC from U.S. federal income taxes.

Depending on the level of taxable income earned in a tax year, GCIC may choose to retain taxable income in excess of current year distributions into the next tax year in an amount less than what would trigger payments of U.S. federal income tax under Subchapter M of the Code. GCIC may then be required to incur a 4% excise tax on such income. To the extent that GCIC determines that its estimated current year annual taxable income may exceed estimated current year distributions, GCIC accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.
Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified within capital accounts in the financial statements to reflect their tax character. For example, permanent differences in classification may result from the treatment of distributions paid from short-term gains as ordinary income dividends for tax purposes. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

Senior Securities of Golub Capital Investment Corporation
Information about GCIC’s senior securities is shown as of the dates indicated in the below table. This information about GCIC’s senior securities should be read in conjunction with GCIC’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Golub Capital Investment Corporation” for more information.
Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
(In thousands)
2016 Debt Securitization
September 30, 2016	$252,500	$2,181	—	N/A
September 30, 2017	$252,500	$2,143	—	N/A
September 30, 2018	$252,500	$2,218	—	N/A
2018 Debt Securitization
March 31, 2019 (unaudited)	$546,492	$2,095	—	N/A
Revolving Credit Facility
September 30, 2015	$249,700	$2,250	—	N/A
September 30, 2016	$193,100	$2,181	—	N/A
September 30, 2017	$342,700	$2,143	—	N/A
September 30, 2018	$434,830	$2,218	—	N/A
March 31, 2019 (unaudited)	$175,518	$2,095	—	N/A
Revolver
September 30, 2015	$0	N/A	—	N/A
September 30, 2016	$0	N/A	—	N/A
September 30, 2017	$0	N/A	—	N/A
September 30, 2018	$0	N/A	—	N/A
March 31, 2019 (unaudited)	$0	N/A	—	N/A
SMBC Revolver
September 30, 2016	$75,000	$2,181	—	N/A
September 30, 2017	$75,000	$2,143	—	N/A
September 30, 2018	$75,000	$2,218	—	N/A
March 31, 2019 (unaudited)	$44,350	$2,095	—	N/A
DB Credit Facility
March 31, 2019 (unaudited)	$227,353	$2,095	—	N/A
Total Debt
September 30, 2015	$249,700	$2,250	—	N/A
September 30, 2016	$520,000	$2,181	—	N/A
September 30, 2017	$670,200	$2,143	—	N/A
September 30, 2018	$762,330	$2,218	—	N/A
March 31, 2019 (unaudited)	$993,713	$2,095	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of GCIC’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “-” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)
Not applicable because such senior securities are not registered for public trading.

PORTFOLIO companies of Golub Capital Investment Corporation
The following table sets forth certain information as of March 31, 2019 for each portfolio company in which GCIC had an investment. The general terms of each type of investment, including information on GCIC’s security interests in the assets of the portfolio companies and the expected interest rates on such investments, are described in “Business of Golub Capital Investment Corporation — Investment Structure” and are the same as those for GBDC described in “Business of Golub Capital BDC, Inc. — Investment Structure.” Other than GCIC’s equity investments and GCIC’s investment in GCIC SLF, GCIC’s only formal relationships with its portfolio companies are the managerial assistance that it may provide upon request and the board observer or participation rights it may receive in connection with its investment. As indicated by footnote to the following table, GCIC is deemed to “control,” as defined in the 1940 Act, GCIC SLF because it owns more than 25% of GCIC SLF’s outstanding voting securities. Other than GCIC’s investment in GCIC SLF, GCIC does not “control,” as defined in the 1940 Act, any of its portfolio companies. As of March 31, 2019, GCIC was an “affiliated person,” as defined in the 1940 Act, of one portfolio company. In general, under the 1940 Act, GCIC would “control” a portfolio company if it owned, directly or indirectly, more than 25.0% of its voting securities and would be an “affiliate” of a portfolio company if it owned, directly or indirectly, five percent or more of its voting securities. The loans in GCIC’s current portfolio were either originated or purchased in the secondary market by Golub Capital and its affiliates. As of March 31, 2019, there were 121 portfolio companies with a total fair value of  $883.4 million securing the notes issued as part of the GCIC 2018 Debt Securitization. The pool of loans in the debt securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
1A Smart Start LLC	500 E Dallas Rd Suite 100 Grapevine, TX 76051	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan^	L + 4.50%(a)	7.00%	02/2022	$546	—
Abita Brewing Co., L.L.C.	21084 Highway 36 Covington, LA 70433	Beverage, Food and Tobacco	One stop^	L + 5.75%(a)	8.25%	04/2021	3,349	—
			One stop	L + 5.75%	N/A(7)	04/2021	—	—
Accela, Inc.	2633 Camino Ramon, Suite 500 San Ramo, CA 94583	Diversified/ Conglomerate Service	One stop*	L + 6.25%(c)	8.85%	09/2023	6,399	—
			LLC units	N/A	N/A	N/A	212	0.1%
			One stop	L + 6.25%(c)	8.85%	09/2023	46	—
Active Day, Inc.	6 Neshaminy Interplex Suite 401 Trevose, PA 19053	Healthcare, Education and Childcare	One stop*	L + 6.00%(c)	8.60%	12/2021	11,009	—
			One stop*	L + 6.00%(c)	8.60%	12/2021	849	—
			One stop*	L + 6.00%(c)	8.60%	12/2021	547	—
			One stop*	L + 6.00%(c)	8.60%	12/2021	378	—
			LLC interest	N/A	N/A	N/A	319	0.4%
			One stop	L + 6.00%(c)	8.60%	12/2021	48	—
Acuity Eyecare Holdings, LLC	211 East Broadway Alton, IL 62002	Healthcare, Education and Childcare	One stop*	L + 6.25%(c)	8.92%	03/2022	3,426	—
			One stop	L + 6.25%(c)	8.91%	03/2022	3,185	—
			LLC interest	N/A	N/A	N/A	931	0.7%
			One stop	L + 6.25%(c)	8.88%	03/2022	429	—
			One stop	L + 6.25%	N/A(7)	03/2022	—	—
			One stop	L + 6.25%	N/A(7)	12/2020	—	—
ADCS Clinics Intermediate Holdings, LLC	151 Southhall Lane, Suite 300 Maitland, FL 32751	Healthcare, Education and Childcare	One stop^#*	L + 5.75%(a)	8.25%	05/2022	21,572	—
			Preferred stock	N/A	N/A	N/A	469	0.0%(17)
			One stop*	L + 5.75%(a)	8.25%	05/2022	107	—
			One stop	L + 5.75%(a)	8.25%	05/2022	83	—
			One stop*	L + 5.75%(a)	8.25%	05/2022	31	—
			One stop	P + 4.75%(f)	10.25%	05/2022	25	—
			Common stock	N/A	N/A	N/A	—	0.2%
Advanced Pain Management Holdings, Inc.	4132 W Loomis Rd., Suite 300 Greenfield, WI 53222	Healthcare, Education and Childcare	Senior loan^(8)	L + 5.00%(a)	7.50%	06/2019	2,630	—
			Senior loan^(8)	L + 5.00%(a)	7.50%	06/2019	180	—
			Senior loan(8)	L + 5.00%	N/A(7)	06/2019	—	—
Agilitas USA, Inc.	2001 Mallory Lane, Suite 201 Franklin, TN 37067	Healthcare, Education and Childcare	One stop*	L + 5.50%(c)	8.30%	04/2022	1,946	—
			One stop	L + 5.50%(c)	8.30%	04/2022	10	—
			One stop	L + 5.50%	N/A(7)	04/2022	—	—
Agility Recovery Solutions Inc.	2101 Rexford Road, Suite 350E Charlotte, NC 28211	Diversified/ Conglomerate Service	One stop*	L + 6.00%(a)	8.50%	03/2023	7,036	—
			Preferred stock	N/A	N/A	N/A	194	0.2%
			One stop	L + 6.00%(a)	8.49%	03/2023	62	—
Anaqua, Inc.	31 St. James Ave, 11th FL Boston, MA 02116	Diversified/ Conglomerate Service	One stop*	L + 6.50%(c)	9.26%	07/2022	8,805	—
			One stop	L + 6.50%	N/A(7)	07/2022	—	—
Apothecary Products, LLC	11750 12th Avenue S. Burnsville, MN 55337	Healthcare, Education and Childcare	Senior loan^*	L + 4.25%(c)	7.10%	07/2023	3,294	—
			Senior loan	L + 4.25%	N/A(7)	07/2023	—	—
Appriss Holdings, Inc.	10401 Linn Station Road Louisville, KY 40223	Electronics	One stop^#*	L + 5.75%(c)	8.35%	05/2022	28,160	—
			One stop	L + 5.75%(c)	8.38%	05/2022	347	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
Apptio, Inc.	11100 NE 8th St. Suite 600 Bellevue, WA 98004	Diversified/ Conglomerate Service	One stop#	L + 7.25%(a)	9.74%	01/2025	$24,815	—
			One stop(6)	L + 7.25%	N/A(7)	01/2025	(2)	—
Arcos, LLC	445 Hutchinson Ave, Suite 600 Columbus OH 43235	Utilities	One stop*	L + 5.75%(c)	8.35%	02/2021	8,035	—
			One stop	L + 5.75%	N/A(7)	02/2021	—	—
Aris Teleradiology Company, LLC	5655 Hudson Drive, Ste 210 Hudson, OH 44236	Healthcare, Education and Childcare	Senior loan^(8)	L + 5.50%(c)	8.10%	03/2021	660	—
			Senior loan(8)	L + 5.50%(c)	8.29%	03/2021	67	—
AutoQuotes, LLC	8800 Baymeadows Way West, Suite 500 Jacksonville, FL 32256	Diversified/ Conglomerate Service	One stop#	L + 6.00%(c)	8.63%	11/2024	5,252	—
			One stop	L + 6.00%	N/A(7)	11/2024	—	—
Batteries Plus Holding Corporation	1325 Walnut Ridge Dr. Hartland, WI 53029	Retail Stores	One stop*	L + 6.75%(a)	9.25%	07/2022	11,321	—
			LP Interest	N/A	N/A	N/A	764	0.2%
			One stop	P + 5.75%(f)	11.25%	07/2022	8	—
Bazaarvoice, Inc.	3900 N. Capital of TX Hwy, Suite 300 Austin, TX 78746	Diversified/ Conglomerate Service	One stop^*	L + 5.75%(a)	8.25%	02/2024	23,465	—
			One stop	L + 5.75%(a)	8.25%	02/2024	50	—
Benetech, Inc.	2245 Sequoia Dr., Suite 300 Aurora, IL 60506	Mining, Steel, Iron and Non-Precious Metals	One stop^	L + 10.00%(a)	10.50% cash/ 2.00% PIK	05/2019	181	—
			One stop	P + 8.75%(a)(f)	11.91% cash/ 2.00% PIK	05/2019	9	—
			LLC interest	N/A	N/A	N/A	1	0.4%
			LLC interest	N/A	N/A	N/A	—	0.4%
BIO18 Borrower, LLC	2300 Englert Dr Durham, NC, 27713	Healthcare, Education and Childcare	One stop#	L + 5.50%(c)	8.13%	11/2024	4,020	—
			LLC units	N/A	N/A	N/A	548	0.2%
			One stop	L + 5.50%(b)	8.06%	11/2024	33	—
			One stop	L + 5.50%	N/A(7)	11/2024	—	—
BIOVT, LLC	123 Frost Street, Suite 115 Westbury, NY 11590	Healthcare, Education and Childcare	One stop*	L + 5.75%(a)	8.25%	01/2021	16,272	—
			One stop	L + 5.75%(a)	8.25%	01/2021	1,944	—
			LLC units	N/A	N/A	N/A	639	0.2%
			One stop	L + 5.75%	N/A(7)	01/2021	—	—
			One stop	L + 5.75%	N/A(7)	01/2021	—	—
Boot Barn, Inc.	15776 Laguna Canyon Rd. Irvine, CA 92618	Retail Stores	Senior loan^	L + 4.50%(c)	7.10%	06/2021	206	—
Brandmuscle, Inc.	233 S. Wacker Drive, Suite 4400 Chicago, IL 60606	Printing and Publishing	Senior loan*	L + 5.00%(c)	7.60%	12/2021	532	—
			LLC interest	N/A	N/A	N/A	92	0.2%
Brooks Equipment Company, LLC	10926 David Taylor Drive, Suite 300 Charlotte, NC 28262	Buildings and Real Estate	One stop*	L + 5.00%(c)	7.63%	08/2020	5,634	—
			One stop*	L + 5.00%(c)	7.66%	08/2020	563	—
			One stop	P + 3.75%(f)	9.25%	08/2020	48	—
C. J. Foods, Inc.	21 Main Street Bern, KS 66408	Beverage, Food and Tobacco	One stop#*	L + 6.25%(c)	8.85%	05/2020	20,788	—
			One stop	L + 6.25%(c)	8.85%	05/2020	1,572	—
			One stop	L + 6.25%(c)	8.86%	05/2020	1,364	—
Cafe Rio Holding, Inc.	215 North Admiral Byrd Road, Suite 100 Salt Lake City, UT 84116	Beverage, Food and Tobacco	One stop*	L + 5.50%(a)	8.00%	09/2023	8,580	—
			One stop	L + 5.50%(a)	8.00%	09/2023	2,157	—
			One stop*	L + 5.50%(a)	8.00%	09/2023	1,370	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
			One stop	L + 5.50%(a)	8.00%	09/2023	$1,209	—
			Common stock	N/A	N/A	N/A	342	0.2%
			One stop	P + 4.50%(f)	10.00%	09/2023	2	—
			One stop	L + 5.50%	N/A(7)	09/2023	—	—
Caliper Software, Inc.	315 Capitol Street, Suite 100 Houston, TX 77090	Diversified/ Conglomerate Service	One stop*	L + 5.50%(a)	8.00%	11/2025	7,007	—
			Preferred stock	N/A	N/A	N/A	1,447	0.5%
			Common stock	N/A	N/A	N/A	114	0.01%(17)
			One stop	L + 5.50%(a)	8.00%	11/2023	9	—
Captain D’s, LLC	624 Grassmere Drive, Suite 30 Nashville, TN 37211	Personal, Food and Miscellaneous Services	Senior loan*	L + 4.50%(a)	6.99%	12/2023	2,171	—
			LLC interest	N/A	N/A	N/A	56	0.1%
			Senior loan	P + 3.50%(a)(f)	8.18%	12/2023	9	—
Captive Resources Midco, LLC	201 East Commerce Drive Schaumburg, IL 60173	Insurance	One stop*	L + 5.75%(a)	8.25%	12/2021	12,188	—
			One stop	L + 5.75%	N/A(7)	12/2021	—	—
			One stop	L + 5.75%	N/A(7)	12/2021	—	—
Centrify Corporation	3300 Tannery Way Santa Clara, CA 95054	Diversified/ Conglomerate Service	One stop	L + 6.25%(c)	8.86%	08/2024	12,323	—
			LP interest	N/A	N/A	N/A	345	0.2%
			One stop	P + 5.25%(f)	10.75%	08/2024	147	—
			LP interest	N/A	N/A	N/A	—	0.2%
Chase Industries, Inc.	10021 Commerce Park Dr. Cincinnati, OH 45246	Diversified/ Conglomerate Manufacturing	Senior loan^	L + 4.00%(c)(f)	6.61%	05/2025	5,377	—
			Senior loan	L + 4.00%(c)(f)	6.60%	05/2025	165	—
			Senior loan	L + 4.00%(c)(f)	6.65%	05/2023	83	—
Clarkson Eyecare LLC	15933 Clayton Road, Suite 210 Ballwin, MO 63011	Personal, Food and Miscellaneous Services	One stop^#*	L + 6.25%(c)	8.85%	04/2021	43,284	—
			One stop	L + 6.25%(c)	8.99%	04/2021	1,243	—
			One stop	L + 6.25%(c)(f)	9.52%	04/2021	397	—
			LLC units	N/A	N/A	N/A	189	0.0%(17)
Clearwater Analytics, LLC	777 W. Maine St. Suite 900 Boise, ID 83702	Diversified/ Conglomerate Service	One stop*	L + 5.00%(a)	7.50%	09/2022	7,926	—
			One stop	L + 5.00%	N/A(7)	09/2022	—	—
Cloudbees, Inc.	2001 Gateway Place, Suite 670W San Jose, CA 95110	Diversified/ Conglomerate Service	One stop	L + 9.00%(a)	10.99% cash/ 0.50% PIK	05/2023	2,280	—
			Preferred stock	N/A	N/A	N/A	245	0.1%
			Warrant	N/A	N/A	N/A	81	0.0%(17)
			One stop	L + 9.00%	N/A(7)	05/2023	—	—
CLP Healthcare Services, Inc.	Creekside Crossing IV, 12 Cadillac Dr., Ste 360 Brentwood, TN 37027	Healthcare, Education and Childcare	Senior loan*	L + 5.25%(a)	7.75%	12/2020	922	—
Community Veterinary Partners, LLC	100 N. 20th Street, Suite 302 Phiadelphia, PA 19103	Personal, Food and Miscellaneous Services	One stop*	L + 5.50%(c)	8.10%	10/2021	1,935	—
			One stop	L + 5.50%(c)	8.10%	10/2021	765	—
			One stop	L + 5.50%(c)	8.10%	10/2021	650	—
			One stop	L + 5.50%(c)	8.10%	10/2021	577	—
			One stop*	L + 5.50%(c)	8.10%	10/2021	514	—
			Common stock	N/A	N/A	N/A	302	0.2%
			One stop*	L + 5.50%(c)	8.10%	10/2021	99	—
			One stop	L + 5.50%(c)	8.10%	10/2021	45	—
			One stop	L + 5.50%	N/A(7)	10/2021	—	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
Compusearch Software Holdings, Inc.	21251 Ridgetop Circle, Suite 100 Dulles, VA 20166	Electronics	Senior loan*	L + 4.25%(c)	6.75%	05/2021	$992	—
Confluence Technologies, Inc.	Nova Tower One One Allegheny Square, Suite 800 Pittsburgh, PA 15212	Diversified/ Conglomerate Service	One stop	L + 7.50%(a)	9.99%	03/2024	8,551	—
			LLC interest	N/A	N/A	N/A	162	0.1%
			One stop	L + 7.50%	N/A(7)	03/2024	—	—
Connexin Software, Inc.	602 W. Office Center Drive, Suite 350 Fort Washington, PA 19034	Diversified/ Conglomerate Service	One stop	L + 8.50%(a)	11.00%	02/2024	2,920	—
			LLC interest	N/A	N/A	N/A	117	0.1%
			One stop	L + 8.50%	N/A(7)	02/2024	—	—
Conservice, LLC	99 East 700 South Logan, UT 84321	Diversified/ Conglomerate Service	One stop^	L + 5.25%(a)	7.75%	12/2024	2,025	—
			One stop	L + 5.25%	N/A(7)	12/2024	—	—
CRH Healthcare Purchaser, Inc.	2675 Paces Ferry Road SE, Suite 2000 Atlanta, GA 30339	Healthcare, Education and Childcare	Senior loan^	L + 4.50%(c)	7.10%	12/2024	5,836	—
			LP interest	N/A	N/A	N/A	228	0.2%
			Senior loan	L + 4.50%	N/A(7)	12/2024	—	—
			Senior loan	L + 4.50%	N/A(7)	12/2024	—	—
CST Buyer Company	11035 Aurora Ave Urbandale, IA 50322	Home and Office Furnishings, Housewares, and Durable Consumer	One stop	L + 5.00%(a)	7.50%	03/2023	2,990	—
			One stop	L + 5.00%	N/A(7)	03/2023	—	—
Cycle Gear, Inc.	4705 Industrial Way Benicia, CA 94510	Retail Stores	One stop^*	L + 5.00%(c)	7.80%	01/2021	7,521	—
			One stop*	L + 5.00%(c)	7.80%	01/2021	701	—
			LLC units	N/A	N/A	N/A	190	0.1%
Datto, Inc.	101 Merrott 7, 7th Floor Norwalk, CT 06851	Diversified/ Conglomerate Service	One stop	L + 8.00%(c)	10.49%	12/2022	14,093	—
			One stop	L + 8.00%	N/A(7)	12/2022	—	—
Daxko Acquisition Corporation	600 University Park Place, Suite 500 Birmingham, AL 35209	Diversified/ Conglomerate Service	One stop*	L + 4.75%(a)	7.25%	09/2023	11,098	—
			One stop	L + 4.75%	N/A(7)	09/2023	—	—
DCA Investment Holding, LLC	6240 Lake Osprey Dr Sarasota, FL 34240	Healthcare, Education and Childcare	One stop^#*	L + 5.25%(c)	7.85%	07/2021	14,378	—
			One stop^*	L + 5.25%(c)	7.85%	07/2021	13,416	—
			One stop*	L + 5.25%(c)	7.85%	07/2021	6,011	—
			One stop	L + 5.25%(c)	7.85%	07/2021	3,508	—
			One stop	L + 5.25%(c)	7.85%	07/2021	2,402	—
			LLC units	N/A	N/A	N/A	694	0.1%
			LLC units	N/A	N/A	N/A	158	0.1%
			One stop	L + 5.25%(c)	7.85%	07/2021	151	—
			One stop	L + 5.25%(c)	7.85%	07/2021	47	—
			One stop	P + 4.25%(f)	9.75%	07/2021	28	—
			One stop	L + 5.25%	N/A(7)	07/2021	—	—
Deca Dental Management LLC	14285 Midway Road, Suite 160 Addison, Texas 75001	Healthcare, Education and Childcare	One stop*	L + 6.00%(c)	8.60%	12/2021	7,404	—
			One stop*	L + 6.00%(a)(c)	8.55%	12/2021	901	—
			LLC units	N/A	N/A	N/A	796	0.8%
			One stop^	L + 6.00%(c)	8.60%	12/2021	648	—
			One stop	L + 6.00%(c)	8.70%	12/2021	360	—
			One stop	L + 6.00%(a)	8.50%	12/2021	8	—
Dent Wizard International Corporation	4710 Earth City Expressway Bridgeton, MO 63044	Automobile	Senior loan*	L + 4.00%(a)	6.50%	04/2020	2,150	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
Dental Holdings Corporation	775 Wayzata Boulevard, Suite 890 Minneapolis, MN 55416-1232	Healthcare, Education and Childcare	One stop*	L + 6.00%(c)	8.63%	02/2020	$3,170	—
			One stop	L + 6.00%(c)	8.63%	02/2020	505	—
			One stop	L + 6.00%(a)(b)(f)	9.18%	02/2020	255	—
			LLC units	N/A	N/A	N/A	207	0.5%
Digital Guardian, Inc.	860 Winter Street, Suite 3 Waltham, MA 02451	Diversified/ Conglomerate Service	One stop	L + 9.00%(c)	10.80% cash/ 1.00% PIK	06/2023	4,601	—
			Subordinated debt	N/A	8.00% PIK	01/2020	238	—
			Subordinated debt	N/A	8.00% PIK	04/2019	24	—
			One stop	L + 9.00%	N/A(7)	06/2023	21	—
			Subordinated debt	N/A	8.00% PIK	06/2023	4	—
			Warrants	N/A	N/A	N/A	1	0.1%
			One stop(6)	L + 5.00%	N/A(7)	06/2023	(1)	—
Diligent Corporation	1385 Broadway, 19th Floor New York, NY 10018	Electronics	One stop^#*	L + 5.50%(c)	8.10%	04/2022	31,223	—
			One stop*	L + 5.50%(c)	8.10%	04/2022	8,757	—
			One stop*	L + 5.50%(c)	8.10%	04/2022	7,748	—
			Preferred stock	N/A	N/A	N/A	1,392	0.1%
			One stop	L + 5.50%(d)	8.35%	04/2022	437	—
			One stop	L + 5.50%(c)(d)	8.23%	04/2022	113	—
			One stop	L + 5.50%	N/A(7)	04/2022	—	—
DISA Holdings Acquisition Subsidiary Corp.	12600 Northborough Dr. Suite 300 Houston, TX 77067	Diversified/ Conglomerate Service	Senior loan^*	L + 4.00%(c)(f)	6.69%	06/2022	2,493	—
			Senior loan	L + 4.00%(c)(f)	6.69%	06/2022	18	—
			Senior loan	L + 4.00%	N/A(7)	06/2022	—	—
Drilling Info Holdings, Inc.	2901 Via Fortuna, Suite 200 Austin, TX 78746	Oil and Gas	Senior loan*	L + 4.25%(a)	6.75%	07/2025	16,628	—
			Senior loan	L + 4.25%	N/A(7)	07/2023	—	—
			Senior loan	L + 4.25%	N/A(7)	07/2025	—	—
DTLR, Inc.	7455 N North Ridge Rd Hanover, MD 21076	Retail Stores	One stop^*	L + 6.50%(c)	9.24%	08/2022	19,409	—
E2open, LLC	4100 East Third Ave, Suite 400 Foster City, CA 94404	Diversified/ Conglomerate Service	One stop^#	L + 5.00%(c)	7.63%	11/2024	31,247	—
			One stop	L + 5.00%(c)	7.66%	11/2024	11,243	—
			One stop	L + 5.00%	N/A(7)	11/2024	—	—
EGD Security Systems, LLC	121 Executive Center Drive, Suite 230 Columbia, SC 29210	Diversified/ Conglomerate Service	One stop*	L + 6.25%(c)	8.85%	06/2022	10,372	—
			One stop	L + 6.25%(c)	8.85%	06/2022	891	—
			One stop*	L + 6.25%(c)	8.88%	06/2022	98	—
			One stop	L + 6.25%(c)	8.99%	06/2022	52	—
			One stop	L + 6.25%(c)	8.86%	06/2022	25	—
			One stop	L + 6.25%	N/A(7)	06/2022	—	—
Elite Dental Partners LLC	1 East Wacker Drive, Suite 2520 Chicago, IL 60601	Healthcare, Education and Childcare	One stop*	L + 5.25%(a)	7.75%	06/2023	2,004	—
			One stop	L + 5.25%(a)	7.75%	06/2023	1,756	—
			One stop	L + 5.25%(a)	7.75%	06/2023	1,646	—
			One stop^	L + 5.25%(a)	7.75%	06/2023	1,570	—
			One stop	L + 5.25%(a)	7.75%	06/2023	1,505	—
			Common stock	N/A	N/A	N/A	538	0.3%
			One stop	L + 5.25%(a)	7.75%	06/2023	8	—
Elite Sportswear, L.P.	2136 N. 13th Street Reading, PA 19604	Retail Stores	LLC interest	N/A	N/A	N/A	—	0.1%

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
Encore GC Acquisition, LLC	30230 Orchard Lake Road, Suite 140 Farmington Hills, MI 48334	Healthcare, Education and Childcare	LLC units	N/A	N/A	N/A	$111	0.1%
			LLC units	N/A	N/A	N/A	20	0.1%
EOS Fitness Opco Holdings, LLC	1 East Washington Street Phoenix, AZ 85004	Leisure, Amusement, Motion Pictures, Entertainment	One stop^	L + 4.75%(a)	7.25%	01/2025	4,024	—
			One stop	P + 3.75%(f)	9.25%	01/2025	6	—
			One stop	L + 4.75%	N/A(7)	01/2025	—	—
Episerver, Inc.	Cargo Works – Enterprise House 1-2 Hatfields London, SE1 9PG United Kingdom	Electronics	One stop#(9)(10)	L + 6.00%(a)	6.00%	10/2024	11,109	—
			One stop*	L + 5.75%(a)	8.25%	10/2024	6,597	—
			Common stock	N/A	N/A	N/A	437	0.1%
			One stop	L + 5.75%	N/A(7)	10/2024	—	—
ERG Buyer, LLC	12 New Providence Road Watchung, NJ 07069	Healthcare, Education and Childcare	One stop*	L + 5.50%(c)	8.10%	05/2024	5,932	—
			LLC units	N/A	N/A	N/A	232	0.3%
			LLC units	N/A	N/A	N/A	—	0.3%
			One stop(6)	L + 5.50%	N/A(7)	05/2024	(9)	—
			One stop(6)	L + 5.50%	N/A(7)	05/2024	(622)	—
eSolutions, Inc.	8215 W 108th Terrace Overland Park, KS 66210	Healthcare, Education and Childcare	One stop^#*	L + 6.50%(a)	9.00%	03/2022	29,266	—
			One stop	L + 6.50%(a)	8.99%	03/2022	46	—
Excelligence Learning Corporation	2 Lower Ragsdale Drive Monterey, CA 93940 California, CA 93940	Healthcare, Education and Childcare	One stop*	L + 6.00%(a)	8.50%	04/2023	5,246	—
Eyecare Services Partners Holdings LLC	2727 N. Harwood, Suite 250 Dallas, TX 75201	Healthcare, Education and Childcare	One stop^	L + 6.25%(c)	8.85%	05/2023	10,129	—
			One stop	L + 6.25%(c)	8.85%	05/2023	7,270	—
			One stop*	L + 6.25%(c)	8.85%	05/2023	6,513	—
			One stop^	L + 6.25%(c)	8.85%	05/2023	2,174	—
			One stop	L + 6.25%(c)	8.85%	05/2023	1,405	—
			One stop*	L + 6.25%(c)	8.85%	05/2023	1,055	—
			One stop*	L + 6.25%(c)	8.85%	05/2023	930	—
			One stop^	L + 6.25%(c)	8.85%	05/2023	600	—
			One stop	L + 6.25%(c)	8.85%	05/2023	447	—
			LLC units	N/A	N/A	N/A	202	0.1%
			One stop	L + 6.25%(c)	9.00%	05/2023	196	—
			LLC units	N/A	N/A	N/A	—	0.0%(17)
Feeders Supply Company, LLC	315 Baxter Ave. Louisville, KY 40204	Retail Stores	One stop*	L + 5.75%(a)	8.25%	04/2021	4,425	—
			Preferred stock	N/A	N/A	N/A	187	0.5%
			Subordinated debt	N/A	12.50% cash/ 7.00% PIK	04/2021	64	—
			Common stock	N/A	N/A	N/A	—	0.4%
			One stop	L + 5.75%	N/A(7)	04/2021	—	—
Fintech Midco, LLC	3109 W. Dr. Martin Luther King Jr. Blvd, Suite 200 Tampa, FL 33607	Beverage, Food and Tobacco	One stop^#	L + 5.25%(a)	7.75%	08/2024	11,855	—
			One stop	L + 5.25%(a)	7.75%	08/2024	1,068	—
			One stop	L + 5.25%	N/A(7)	08/2024	—	—
			One stop	L + 5.25%	N/A(7)	08/2024	—	—
Flavor Producers, LLC	8521 Fallbrook Ave #380 West Hills, CA 91304	Beverage, Food and Tobacco	Senior loan*	L + 4.75%(c)	7.35%	12/2023	2,823	—
			Senior loan	L + 4.75%	N/A(7)	12/2022	—	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
Flexan, LLC	6626 W. Dakin Street Chicago, IL 60634	Chemicals, Plastics and Rubber	One stop*	L + 5.75%(c)	8.35%	02/2020	$1,025	—
			One stop*	L + 5.75%(c)	8.35%	02/2020	483	—
			Preferred stock	N/A	N/A	N/A	36	0.1%
			One stop	P + 4.50%(f)	10.00%	02/2020	17	—
			Common stock	N/A	N/A	N/A	—	0.1%
FWR Holding Corporation	8027 Cooper Creek Blvd. #103 University Park, FL 34201	Beverage, Food and Tobacco	One stop*	L + 5.50%(a)	8.00%	08/2023	4,018	—
			One stop	L + 5.50%(a)	8.00%	08/2023	1,746	—
			One stop	L + 5.50%(a)	8.00%	08/2023	1,104	—
			One stop	L + 5.50%(a)	7.99%	08/2023	226	—
			One stop	L + 5.50%(a)	8.00%	08/2023	17	—
			One stop	L + 5.50%	N/A(7)	08/2023	—	—
G & H Wire Company, Inc.	2165 Earlywood Drive Franklin, IN 46131	Healthcare, Education and Childcare	One stop*	L + 5.75%(b)	8.33%	09/2023	1,099	—
			LLC interest	N/A	N/A	N/A	111	0.3%
			One stop	L + 5.75%	N/A(7)	09/2022	—	—
Gamma Technologies, LLC	601 Oakmont Lane, Suite 220 Westmont, IL 60559	Electronics	One stop#*	L + 5.50%(a)	8.00%	06/2024	12,211	—
			One stop	L + 5.50%	N/A(7)	06/2024	—	—
GCIC Senior Loan Fund LLC	150 South Wacker Drive, Suite 800 Chicago, IL 60606	Investment Funds and Vehicles	LLC interest(9)(15)(16)	N/A	N/A	N/A	49,800	87.5%
Georgica Pine Clothiers, LLC	236-250 Greenpoint Ave Bldg 6, 2nd Floor Brooklyn, NY 11222	Personal and Non Durable Consumer Products (Mfg. Only)	One stop*	L + 5.50%(c)	8.10%	11/2022	4,798	—
			One stop^	L + 5.50%(c)	8.10%	11/2022	3,011	—
			One stop*	L + 5.50%(c)	8.10%	11/2022	419	—
			One stop*	L + 5.50%(c)	8.10%	11/2022	294	—
			LLC interest(13)	N/A	N/A	N/A	132	0.1%
			One stop	L + 5.50%(c)(f)	8.91%	11/2022	35	—
Global ID Corporation	504 N 4th Street, Suite 204 Fairfield, IA 52556	Beverage, Food and Tobacco	One stop*	L + 6.50%(c)	9.13%	11/2021	5,076	—
			One stop*	L + 6.50%(c)	9.13%	11/2021	754	—
			One stop	L + 6.50%(c)	9.13%	11/2021	452	—
			LLC interest	N/A	N/A	N/A	356	0.2%
			One stop	L + 6.50%	N/A(7)	11/2021	—	—
Grease Monkey International, LLC	5575 DTC Pkwy Suite 100 Greenwood Village, CO 80111	Automobile	Senior loan*	L + 5.00%(a)	7.50%	11/2022	3,035	—
			Senior loan#	L + 5.00%(a)	7.50%	11/2022	2,258	—
			Senior loan*	L + 5.00%(a)	7.50%	11/2022	1,146	—
			Senior loan^	L + 5.00%(a)	7.50%	11/2022	1,001	—
			LLC units	N/A	N/A	N/A	886	0.7%
			Senior loan	L + 5.00%(a)	7.50%	11/2022	114	—
			Senior loan	L + 5.00%(a)	7.50%	11/2022	43	—
GS Acquisitionco, Inc.	3301 Benson Drive, #201 Releigh, NC 27609	Diversified/ Conglomerate Service	One stop#*	L + 5.25%(a)	7.75%	05/2024	13,398	—
			One stop*	L + 5.25%(a)	7.75%	05/2024	12,078	—
			One stop	L + 5.25%(c)	7.86%	05/2024	3,137	—
			One stop^	L + 5.25%(a)	7.75%	05/2024	2,894	—
			LP interest	N/A	N/A	N/A	191	0.1%
			One stop	L + 5.00%	N/A(7)	05/2024	—	—
HealthcareSource HR, Inc.	100 Sylvan Road, Suite 100 Woburn, MA 01801	Diversified/ Conglomerate Service	One stop*	L + 6.75%(c)	9.35%	05/2020	11,003	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
			LLC interest	N/A	N/A	N/A	$230	0.0%(17)
			One stop	L + 6.75%	N/A(7)	05/2020	—	—
Hopdoddy Holdings, LLC	14850 N. Scottsdale Road, Suite 265 Scottsdale, AZ 85254	Beverage, Food and Tobacco	LLC units	N/A	N/A	N/A	59	0.3%
			LLC units	N/A	N/A	N/A	17	0.3%
Hydraulic Authority III Limited	199 The Vale Acton London W3 7QS United Kingdon	Diversified/ Conglomerate Service	One stop(9)(10)(11)	L + 6.00%(a)(c)	7.00%	11/2025	6,853	—
			Preferred stock(9)(10)(11)	N/A	N/A	N/A	196	0.4%
			One stop(9)(10)(11)	N/A	11.00% PIK	11/2028	98	—
			One stop(9)(10)(11)	L + 6.00%(a)	7.00%	11/2025	15	—
			Common stock(9)(10)(11)	N/A	N/A	N/A	—	0.3%
ICIMS, Inc.	90 Matawan Road Parkway, 5th Floor Matawan, NJ 07747	Diversified/ Conglomerate Service	One stop	L + 6.50%(a)	8.99%	09/2024	6,183	—
			One stop	L + 6.50%	N/A(7)	09/2024	—	—
III US Holdings, LLC	5850 Shellmound Way Emeryville, CA 94608	Diversified/ Conglomerate Service	One stop	L + 6.00%	N/A(7)	09/2022	—	—
ILC Dover, LP	One Moonwalker Road Frederica, DE 19946	Aerospace and Defense	Senior loan^	L + 4.75%(c)(d)	7.63%	12/2023	1,320	—
Immucor, Inc.	3130 Gateway Drive, PO Box 5625 Norcross, GA 30091	Healthcare, Education and Childcare	Senior loan^	L + 5.00%(c)	7.60%	06/2021	2,023	—
Imperial Optical Midco Inc.	1602 Tullamore Ave Bloomington, IL 61704	Personal, Food and Miscellaneous Services	One stop	L + 4.75%(b)	7.33%	08/2023	656	—
			One stop	L + 4.75%(b)	7.31%	08/2023	149	—
			One stop	L + 4.75%	N/A(7)	08/2023	—	—
IMPLUS Footcare, LLC	9221 Globe Center Drive, Suite 120 Morrisvilee, NC 27560	Personal and Non Durable Consumer Products (Mfg. Only)	One stop	L + 6.75%(c)	9.35%	04/2021	697	—
IMPLUS Footwear, LLC		Personal and Non Durable Consumer Products (Mfg. Only)	One stop^*	L + 6.75%(c)	9.35%	04/2021	13,053	—
			One stop*	L + 6.75%(c)	9.38%	04/2021	2,298	—
Imprivata, Inc.	10 Maguire Road, Building 1, Suite 125 Lexinton, MA 02421	Diversified/ Conglomerate Service	Senior loan^*	L + 4.00%(c)	6.60%	10/2023	10,367	—
			Senior loan	L + 4.00%	N/A(7)	10/2023	—	—
Infogix, Inc.	1240 East Diehl Road, Suite 400 Naperville, IL 60563	Diversified/ Conglomerate Service	One stop*	L + 6.00%(c)	8.60%	04/2024	3,975	—
			One stop^	L + 6.00%(c)	8.60%	04/2024	613	—
			One stop	L + 6.00%	N/A(7)	04/2024	—	—
Inhance Technologies Holdings LLC	16223 Park Row, Suite 100 Houston, TX 77084	Chemicals, Plastics and Rubber	One stop*	L + 5.25%(c)	7.84%	07/2024	6,033	—
			LLC units	N/A	N/A	N/A	70	0.1%
			One stop	L + 5.25%	N/A(7)	07/2024	—	—
			One stop	L + 5.25%	N/A(7)	07/2024	—	—
Institutional Shareholder Services	702 King Farm Blvd, Suite 400 Rockville, MD 02850	Finance	Senior loan#	L + 4.50%(c)	7.10%	03/2026	14,189	—
			Senior loan	L + 4.50%(c)	7.10%	03/2024	6	—
Integral Ad Science, Inc.	95 Morton Street, 8th Floor New York, NY 10014	Diversified/ Conglomerate Service	One stop	L + 7.25%(a)	8.50% cash/ 1.25% PIK	07/2024	5,775	—
			One stop(6)	L + 7.25%	N/A(7)	07/2023	(2)	—
Integration Appliance, Inc.	200 Portage Ave. Palo Alto, CA 94306	Diversified/ Conglomerate Service	One stop	L + 7.25%(a)	9.74%	08/2023	27,263	—
			One stop	L + 7.25%(a)	9.74%	08/2023	30	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
Integrity Marketing Acquisition, LLC	9111 Cypress Waters Blvd. Suite 450 Dallas, TX 75019	Insurance	Senior loan^	L + 4.25%(c)	6.85%	11/2025	$1,522	—
			Senior loan	L + 4.25%(c)	7.05%	11/2025	197	—
Internet Pipeline, Inc.	222 Valley Creek Boulevard, Suite 300 Exton, PA 19341	Insurance	One stop*	L + 4.75%(a)	7.25%	08/2022	10,198	—
			One stop*	L + 4.75%(a)	7.25%	08/2022	4,383	—
			One stop(9)(10)	L + 4.75%(a)	7.25%	08/2022	3,413	—
			One stop*	L + 4.75%(a)	7.25%	08/2022	1,659	—
			Preferred stock	N/A	N/A	N/A	469	0.1%
			Common stock	N/A	N/A	N/A	223	0.1%
			One stop	L + 4.75%	N/A(7)	08/2021	—	—
Inventus Power, Inc.	4 Westbrook Corporate Center, Suite 900 Westchester, IL 60154	Diversified/ Conglomerate Manufacturing	One stop^	L + 6.50%(a)	9.00%	04/2020	8,125	—
			One stop	L + 6.50%(a)(c)	9.04%	04/2020	294	—
			LLC units	N/A	N/A	N/A	33	0.0%(17)
			Preferred stock	N/A	N/A	N/A	—	0.2%
			Common stock	N/A	N/A	N/A	—	0.2%
Invoice Cloud, Inc.	30 Braintree Hill Office Park, Suite 303 Braintree, MA 02184	Diversified/ Conglomerate Service	One stop#	L + 6.50%(c)	5.95% cash/ 3.25% PIK	02/2024	2,337	—
			One stop	L + 6.00%	N/A(7)	02/2024	—	—
			One stop(6)	L + 6.00%	N/A(7)	02/2024	(19)	—
JAMF Holdings, Inc.	100 Washington Ave South, Suite 1100 Minneapolis, MN 55401	Diversified/ Conglomerate Service	One stop	L + 8.00%(c)	10.69%	11/2022	6,683	—
			One stop	L + 8.00%(a)	10.50%	11/2022	34	—
Jensen Hughes, Inc.	3610 Commerce Drive Suite 817 Baltimore, MD 21227	Buildings and Real Estate	Senior loan^	L + 4.25%(c)(f)	6.86%	03/2024	429	—
			Senior loan	L + 4.25%(c)(f)	6.86%	03/2024	413	—
			Senior loan^	L + 4.25%(c)(f)	6.86%	03/2024	131	—
			Senior loan	L + 4.25%(a)(c)(f)	6.86%	03/2024	106	—
Jet Equipment & Tools Ltd.	49 Schooner Street Coquitlam, BC V3K 0B3	Retail Stores	One stop^(9)(10)(12)	L + 5.75%(a)	7.72%	11/2024	9,478	—
			One stop*(9)(12)	L + 5.75%(c)	8.38%	11/2024	7,477	—
			One stop^(9)(12)	L + 5.75%(a)	8.25%	11/2024	2,298	—
			LLC units(9)(10)(12)	N/A	N/A	N/A	629	0.3%
			One stop(6)(9)(10)(12)	L + 5.75%	N/A(7)	11/2024	(1)	—
Kareo, Inc.	3353 Michelson, Suite 400 Irvine, CA 92612	Diversified/ Conglomerate Service	One stop	L + 9.00%(a)	11.50%	06/2022	5,795	—
			One stop#	L + 9.00%(a)	11.50%	06/2022	530	—
			One stop	L + 9.00%(a)	11.50%	06/2022	424	—
			Warrants	N/A	N/A	N/A	7	0.0%(17)
			Warrants	N/A	N/A	N/A	4	0.0%(17)
			Preferred stock	N/A	N/A	N/A	4	0.0%(17)
			One stop	L + 9.00%	N/A(7)	06/2022	—	—
Katena Holdings, Inc.	4 Ste wart Court Denville, NJ 07834	Healthcare, Education and Childcare	One stop*	L + 5.50%(c)	8.10%	06/2021	4,452	—
			One stop*	L + 5.50%(c)	8.10%	06/2021	435	—
			One stop*	L + 5.50%(c)	8.10%	06/2021	299	—
			LLC units	N/A	N/A	N/A	206	0.2%
			One stop	P + 4.50%(f)	10.00%	06/2021	15	—
Keais Records Service, LLC	1010 Lamar Street, 18th Floor Houston, TX 77002	Diversified/ Conglomerate Service	One stop^#	L + 4.50%(a)	7.00%	10/2024	9,377	—
			One stop	L + 4.50%	N/A(7)	10/2024	—	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
			One stop	L + 4.50%	N/A(7)	10/2024	$—	—
Learn-it Systems, LLC	3600 Clipper Mill Road, Suite 330 Baltimore, MD 21211	Diversified/ Conglomerate Service	Senior loan#	L + 4.50%(c)	7.11%	03/2025	1,673	—
			Senior loan	L + 4.50%(a)(c)	7.05%	03/2025	10	—
			Senior loan(6)	L + 4.50%	N/A(7)	03/2025	(19)	—
Lombart Brothers, Inc.	5358 Robin Hood Rd. Norfolk, VA 23513	Healthcare, Education and Childcare	One stop^*	L + 6.25%(c)	8.85%	04/2023	12,498	—
			One stop*(9)	L + 6.25%(c)	8.85%	04/2023	1,508	—
			Common stock	N/A	N/A	N/A	226	0.2%
			One stop	P + 5.00%(f)	10.50%	04/2023	72	—
			One stop(9)	P + 5.00%(f)	10.50%	04/2023	4	—
Marshall Retail Group LLC, The	5385 Wynn Road Las Vegas, NV 89118	Retail Stores	One stop*	L + 6.00%(c)	8.80%	08/2020	3,117	—
			One stop	P + 4.75%(f)	10.25%	08/2019	172	—
Massage Envy, LLC	14350 N 87th St, Suite 200 Scottsdale, AZ 85260	Personal and Non Durable Consumer Products (Mfg. Only)	One stop*	L + 6.75%(b)	9.31%	09/2020	3,104	—
			One stop	L + 6.75%(a)(c)(f)	9.51%	09/2020	178	—
			One stop	L + 6.75%(a)(b)	9.26%	09/2020	151	—
			One stop*	L + 6.75%(a)(f)	9.25%	09/2020	112	—
			One stop*	L + 6.75%(a)(f)	9.26%	09/2020	98	—
			One stop*	L + 6.75%(a)	9.24%	09/2020	98	—
			One stop*	L + 6.75%(a)(f)	9.25%	09/2020	94	—
			One stop*	L + 6.75%(b)	9.31%	09/2020	90	—
			One stop	L + 6.75%(a)(b)	9.25%	09/2020	70	—
			One stop*	L + 6.75%(a)(f)	9.24%	09/2020	70	—
			One stop*	L + 6.75%(b)	9.31%	09/2020	45	—
			One stop*	L + 6.75%(a)(b)	9.26%	09/2020	30	—
			One stop	L + 6.75%	N/A(7)	09/2020	—	—
			One stop	L + 6.75%	N/A(7)	09/2020	—	—
Maverick Bidco Inc.	5001 Plaza on the Lake, Suite 111 Austin, TX 78746	Diversified/ Conglomerate Service	One stop^#*	L + 6.25%(c)	8.85%	04/2023	22,241	—
			One stop	L + 6.25%(c)	8.85%	04/2023	3,004	—
			LLC units	N/A	N/A	N/A	410	0.1%
			One stop	L + 6.25%(c)	9.01%	04/2023	31	—
MD Now Holdings, Inc.	2007 Palm Beach Lakes Blvd. West Palm Beach, FL 33409	Healthcare, Education and Childcare	One stop^#	L + 5.00%(c)	7.60%	08/2024	7,034	—
			LLC units	N/A	N/A	N/A	91	0.1%
			One stop	L + 5.00%	N/A(7)	08/2024	—	—
			One stop	L + 5.00%	N/A(7)	08/2024	—	—
Mendocino Farms, LLC	13103 Ventura Blvd., Suite 100 Studio City, CA 91604	Beverage, Food and Tobacco	One stop	L + 8.50%(a)	3.50% cash/ 7.50% PIK	06/2023	690	—
			Common stock	N/A	N/A	N/A	646	0.4%
			One stop	L + 1.00%	N/A(7)	06/2023	—	—
Messenger, LLC	318 East 7th Street Auburn, IN 46706	Printing and Publishing	One stop^	L + 6.00%(a)(f)	8.52%	08/2023	3,907	—
			One stop	L + 6.00%	N/A(7)	08/2023	—	—
Mid-America Pet Food, L.L.C.	2024 N. Frontage Road Mt. Pleasant, Texas 75455	Beverage, Food and Tobacco	One stop*	L + 6.00%(c)	8.60%	12/2021	12,124	—
			One stop	L + 6.00%	N/A(7)	12/2021	—	—
Mills Fleet Farm Group LLC	512 Laurel Street, PO Box 5055 Brainerd, MN 56401	Retail Stores	One stop^#*	L + 6.25%(a)	8.75%	10/2024	36,937	—
Mindbody, Inc.	4051 Broad Street, Suite 220 San Luis Obispo, CA 93401	Diversified/ Conglomerate Service	One stop#	L + 7.00%(a)	9.48%	02/2025	25,485	—
			One stop(6)	L + 7.00%	N/A(7)	02/2025	(1)	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
Ministry Brands, LLC	9620 Executive Center Drive North, Suite 200 St. Petersburg, FL 33702	Diversified/ Conglomerate Service	Senior loan^	L + 4.00%(a)	6.50%	12/2022	$606	—
			Senior loan	L + 4.00%(a)	6.50%	12/2022	355	—
			Senior loan^	L + 4.00%(a)	6.50%	12/2022	347	—
MMan Acquisition Co.	22 Crosby Drive, Suite 100 Bedford, MA 01730	Diversified/ Conglomerate Service	One stop^	L + 3.00%(c)	5.74%	08/2023	10,418	—
			Common stock	N/A	N/A	N/A	962	0.0%(17)
			Preferred stock	N/A	N/A	N/A	21	0.0%(17)
MRI Software LLC	28925 Fountain Parkway Solon, OH 44139	Buildings and Real Estate	One stop*	L + 5.50%(a)	8.00%	06/2023	18,546	—
			One stop^#	L + 5.50%(a)	8.00%	06/2023	17,174	—
			One stop	L + 5.50%(c)	8.30%	06/2023	6,260	—
			One stop*	L + 5.50%(a)	8.00%	06/2023	3,083	—
			One stop^	L + 5.50%(c)	8.30%	06/2023	1,973	—
			One stop	L + 5.50%(c)	8.10%	06/2023	1,152	—
			One stop*	L + 5.50%(a)	8.00%	06/2023	344	—
			One stop	L + 5.50%(a)(c)	8.00%	06/2023	19	—
MWD Management, LLC & MWD Services, Inc.	320 Seven Springs Way, Suite 250 Brentwood, TN 37027	Healthcare, Education and Childcare	One stop*	L + 5.25%(c)	7.85%	06/2023	4,359	—
			One stop*	L + 5.25%(c)	7.85%	06/2023	1,289	—
			LLC interest	N/A	N/A	N/A	151	0.2%
			One stop	L + 5.25%	N/A(7)	06/2022	—	—
			One stop	L + 5.25%	N/A(7)	06/2023	—	—
NBC Intermediate, LLC	4560 Belt Line Road, Ste 350 Addison, TX 75001	Beverage, Food and Tobacco	Senior loan*	L + 4.25%(a)	6.75%	09/2023	1,380	—
Net Health Acquisition Corp.	40 24th Street, 5th Floor Pittsburgh, PA 15222	Diversified/ Conglomerate Service	One stop*	L + 5.50%(c)	8.10%	12/2023	4,848	—
			One stop*	L + 5.50%(c)	8.10%	12/2023	676	—
			LP interest	N/A	N/A	N/A	530	0.2%
			One stop	L + 5.50%	N/A(7)	12/2023	—	—
NetMotion Wireless Holdings, Inc.	701 N 34th Street, Suite 250 Seattle, WA 98103	Telecommunications	One stop*	L + 6.25%(c)	8.85%	10/2021	6,308	—
			One stop	L + 6.25%	N/A(7)	10/2021	—	—
Netsmart Technologies, Inc.	4950 College Blvd Overland Park, KS 66211	Diversified/ Conglomerate Service	Senior loan^	L + 3.75%(a)	6.25%	04/2023	1,600	—
			Senior loan(6)	L + 4.75%	N/A(7)	04/2023	(1)	—
Nextech Systems, LLC	5550 Executive Drive, #350 Tampa, FL 33609	Diversified/ Conglomerate Service	One stop*	L + 6.00%(a)	8.50%	03/2024	12,466	—
			One stop^	L + 6.00%(a)	8.50%	03/2024	6,806	—
			One stop(6)	L + 6.00%	N/A(7)	03/2024	(1)	—
Nexus Brands Group, Inc.	168 E Freedom Ave Anaheim, CA 92801	Diversified/ Conglomerate Service	One stop^(9)(10)	L + 6.00%(c)	6.84%	11/2023	4,202	—
			One stop*	L + 6.00%(c)	8.59%	11/2023	3,801	—
			One stop	L + 6.00%(c)(f)	8.60%	11/2023	1,892	—
			One stop	L + 6.00%(c)	8.60%	11/2023	1,369	—
			LP interest	N/A	N/A	N/A	280	0.2%
			One stop	L + 6.00%(a)(c)	8.54%	11/2023	41	—
			One stop(9)(10)	L + 6.00%	N/A(7)	11/2023	—	—
			One stop(9)(10)	L + 6.00%	N/A(7)	11/2023	—	—
NTS Technical Systems	24007 Ventura Blvd, Suite 200 Calabasas, CA 91302	Aerospace and Defense	One stop*	L + 6.25%(a)	8.74%	06/2021	3,328	—
			One stop^	L + 6.25%(a)	8.74%	06/2021	550	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
			One stop	L + 6.25%	N/A(7)	06/2021	$—	—
Oliver Street Dermatology Holdings, LLC	5310 Harvest Hill Rd. Suite 290 Dallas, TX 75230	Healthcare, Education and Childcare	One stop#*	L + 6.25%(c)	8.85%	05/2022	7,825	—
			One stop*	L + 6.25%(c)	8.85%	05/2022	1,692	—
			One stop^	L + 6.25%(c)	8.85%	05/2022	1,214	—
			One stop^	L + 6.25%(c)	8.85%	05/2022	1,072	—
			One stop#	L + 6.25%(c)	8.85%	05/2022	936	—
			One stop^	L + 6.25%(c)	8.85%	05/2022	934	—
			One stop^	L + 6.25%(c)	8.85%	05/2022	727	—
			One stop^	L + 6.25%(c)	8.85%	05/2022	630	—
			One stop^	L + 6.25%(c)	8.85%	05/2022	389	—
			One stop	L + 6.25%(c)	8.90%	05/2022	123	—
			LLC units	N/A	N/A	N/A	113	0.1%
			One stop*	L + 6.25%(c)	8.85%	05/2022	41	—
			One stop*	L + 6.25%(c)	8.85%	05/2022	37	—
			One stop*	L + 6.25%(c)	8.85%	05/2022	29	—
			One stop*	L + 6.25%(c)	8.85%	05/2022	27	—
			One stop	L + 6.25%	N/A(7)	05/2022	—	—
Onicon Incorporated	1500 N. Belcher Road Clearwater, FL 33764	Diversified/ Conglomerate Manufacturing	One stop^*	P + 4.50%(f)	10.00%	04/2022	308	—
			One stop(9)(10)	L + 5.50%(a)	6.50%	04/2022	63	—
			One stop	P + 4.50%(f)	10.00%	04/2022	7	—
ONsite Mammography, LLC	815 North Road Westfield, MA 01085	Healthcare, Education and Childcare	One stop	L + 6.75%(a)	9.25%	11/2023	2,823	—
			One stop	L + 6.75%(a)(d)	9.45%	11/2023	592	—
			One stop	L + 6.75%(d)	9.62%	11/2023	8	—
Orchid Underwriters Agency, LLC	1201 19th place, Suite A-110 Vero Beach, FL 32960	Insurance	Senior loan^	L + 4.50%(c)	7.38%	12/2024	1,867	—
			LP interest	N/A	N/A	N/A	42	0.0%(17)
			Senior loan	L + 4.50%	N/A(7)	12/2024	—	—
			Senior loan	L + 4.50%	N/A(7)	12/2024	—	—
Orthotics Holdings, Inc.	2905 Veterans Memorial Hwy Ronkonkoma, NY 11779	Personal and Non Durable Consumer Products (Mfg. Only)	One stop*	L + 5.50%(a)	8.00%	02/2020	3,637	—
			One stop*(9)	L + 5.50%(a)	8.00%	02/2020	596	—
			One stop(9)	L + 5.50%	N/A(7)	02/2020	—	—
			One stop	L + 5.50%	N/A(7)	02/2020	—	—
Pace Analytical Services, LLC	1800 Elm Street SE Minneapolis, MN 55414	Ecological	One stop#*	L + 5.50%(a)	8.00%	09/2022	14,989	—
			One stop	L + 5.50%(a)	8.00%	09/2022	1,518	—
			One stop*	L + 5.50%(a)	8.00%	09/2022	1,394	—
			One stop*	L + 5.50%(a)	8.00%	09/2022	1,123	—
			One stop*	L + 5.50%(a)	8.00%	09/2022	829	—
			One stop	L + 5.50%(a)	8.00%	09/2022	514	—
			Common stock	N/A	N/A	N/A	348	0.1%
			One stop*	L + 5.50%(a)	8.00%	09/2022	344	—
			One stop	L + 5.50%(a)	8.00%	09/2022	30	—
			One stop	L + 5.50%	N/A(7)	09/2022	—	—
			One stop	L + 5.50%	N/A(7)	09/2022	—	—
PADI Holdco, Inc.	30151 Tomas St. Rancho Santa Margarita, CA 92688	Leisure, Amusement, Motion Pictures, Entertainment	One stop*	L + 5.75%(c)	8.50%	04/2023	12,573	—
			One stop^(9)(10)	E + 5.75%(g)	5.75%	04/2023	11,679	—
			LLC units	N/A	N/A	N/A	596	0.1%
			One stop	L + 5.75%(b)(c)	8.39%	04/2022	23	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
Paradigm DKD Group, LLC	1277 Treat Blvd, Suite 800 Walnut Creek, CA 94597	Buildings and Real Estate	Senior loan^(8)	L + 6.25%(a)	8.75%	05/2020	$844	—
			Senior loan(8)	L + 6.25%(a)	8.75%	05/2020	258	—
Pasternack Enterprises, Inc. and Fairview Microwave, Inc	17802 Fitch Drive Irvine, CA 92614	Diversified/ Conglomerate Manufacturing	Senior loan^	L + 4.00%(a)	6.50%	07/2025	5,232	—
			Senior loan	L + 4.00%	N/A(7)	07/2023	—	—
Personify, Inc.	6500 River Place Blvd., Bldg III, Ste 250 Austin, TX 78730	Diversified/ Conglomerate Service	One stop^	L + 5.75%(c)	8.35%	09/2024	8,397	—
			LLC units	N/A	N/A	N/A	313	0.3%
			One stop	L + 5.75%	N/A(7)	09/2024	—	—
Pet Holdings ULC	130 Royal Crest Court Markham, Ontario, L3R 0A1	Retail Stores	One stop^#*(9)(12)	L + 5.50%(c)	8.30%	07/2022	32,513	—
			LP interest(9)(12)	N/A	N/A	N/A	161	0.0%(17)
			One stop*(9)(12)	L + 5.50%(c)	8.30%	07/2022	129	—
			One stop(9)(12)	L + 5.50%	N/A(7)	07/2022	—	—
Pet Supplies Plus, LLC	17197 N. Laurel Park Dr. 402 Livonia, MI 48152	Retail Stores	Senior loan^	L + 4.50%(c)	7.10%	12/2024	7,659	—
			LLC units	N/A	N/A	N/A	76	0.1%
			Senior loan	L + 4.50%	N/A(7)	12/2023	—	—
PetPeople Enterprises, LLC	4390 Reynolds Dr. Hilliard, OH 43026	Retail Stores	One stop*	L + 5.00%(a)	7.50%	09/2023	2,337	—
			One stop	L + 5.00%(a)	7.50%	09/2023	1,044	—
			One stop	L + 5.00%(a)	7.50%	09/2023	15	—
PetroChoice Holdings, Inc.	1300 Virginia Dr, Suite 405 Fort Washington, PA 19034	Diversified/ Conglomerate Manufacturing	Senior loan*	L + 5.00%(c)	7.74%	08/2022	1,604	—
Pinnacle Treatment Centers, Inc.	1317 Route 73, Suite 200 Mt. Laurel, NJ 08054	Healthcare, Education and Childcare	One stop*	L + 5.75%(c)	8.49%	08/2021	9,600	—
			One stop^	L + 5.75%(c)	8.49%	08/2021	356	—
			Preferred stock	N/A	N/A	N/A	273	0.2%
			One stop	L + 5.75%(c)	8.49%	08/2021	54	—
			One stop	L + 5.75%(c)	8.49%	08/2021	42	—
			One stop	L + 5.75%(c)(f)	8.95%	08/2021	33	—
			Common stock	N/A	N/A	N/A	16	0.2%
			One stop	L + 5.75%	N/A(7)	08/2021	—	—
Plano Molding Company, LLC	31 E. South Street Plano, IL 60545	Home and Office Furnishings, Housewares, and Durable Consumer	One stop^	L + 7.50%(a)	9.99%	05/2021	4,439	—
Polk Acquisition Corp.	2727 Interstate Drive Lakeland, FL 33805	Automobile	Senior loan*	L + 5.25%(c)	7.85%	06/2022	4,984	—
			LP interest	N/A	N/A	N/A	162	0.2%
Power Stop, LLC	6112 W. 73rd Street Bedford Park, IL 60638	Automobile	Senior loan^	L + 4.75%(c)(f)	7.35%	10/2025	1,534	—
PPT Management Holdings, LLC	333 Earle Ovington Blvd., Suite 225 Uniondale, NY 11553	Healthcare, Education and Childcare	One stop^	L + 7.50%(a)	3.49% cash/ 6.50% PIK	12/2022	10,818	—
			One stop	L + 7.50%(a)	3.49% cash/ 6.50% PIK	12/2022	125	—
			One stop	L + 7.50%(a)	3.49% cash/ 6.50% PIK	12/2022	74	—
			One stop	L + 7.50%(a)	3.49% cash/ 6.50% PIK	12/2022	34	—
			One stop(6)	L + 7.50%(a)	3.49% cash/ 6.50% PIK	12/2022	(24)	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
PPV Intermediate Holdings II, LLC	6541 Sexton Drive NW, Building G Oiympia, WA 98502	Personal, Food and Miscellaneous Services	LLC interest	N/A	N/A	N/A	$143	0.2%
			One stop	P + 4.00%(f)	9.50%	05/2023	32	—
			One stop	N/A	7.90% PIK	05/2023	19	—
			One stop	L + 5.00%	N/A(7)	05/2020	—	—
Pride Midco, Inc.	4811 Montgomery Rd Cincinnati, OH 45212	Diversified/ Conglomerate Service	Preferred stock	N/A	N/A	N/A	1,343	0.6%
Project Alpha Intermediate Holding, Inc.	150 N Radnor Chester Road, Suite E-220 Radnor PA 19087	Diversified/ Conglomerate Service	Common stock	N/A	N/A	N/A	499	0.0%(17)
			Common stock	N/A	N/A	N/A	175	0.0%(17)
Property Brands, Inc.	11121 Kingston Pike, Suite E Knoxville, TN 37934	Diversified/ Conglomerate Service	One stop*	L + 6.00%(a)	8.50%	01/2024	9,240	—
			One stop*	L + 6.00%(a)	8.49%	01/2024	3,668	—
			One stop	L + 6.00%(a)	8.50%	01/2024	3,044	—
			One stop	L + 6.00%(a)	8.50%	01/2024	1,291	—
			One stop	L + 6.00%(a)	8.50%	01/2024	1,115	—
			One stop	L + 6.00%(c)	8.49%	01/2024	454	—
			LLC units	N/A	N/A	N/A	415	0.1%
			One stop(6)	L + 6.00%	N/A(7)	01/2024	(1)	—
			One stop(6)	L + 6.00%	N/A(7)	01/2024	(51)	—
Purfoods, LLC	3210 SE Corporate Woods Dr. Ankeny, IA 50021	Beverage, Food and Tobacco	One stop*	L + 5.50%(c)	8.13%	05/2021	7,797	—
			LLC interest	N/A	N/A	N/A	617	0.3%
			One stop	L + 5.50%(c)	8.10%	05/2021	491	—
			One stop	L + 5.50%(c)	8.10%	05/2021	352	—
			One stop	L + 5.50%(c)	8.10%	05/2021	267	—
			One stop	L + 5.50%(c)	8.10%	05/2021	267	—
			One stop	L + 5.50%(c)	8.10%	05/2021	266	—
			One stop	N/A	7.00% PIK	05/2026	108	—
			One stop	L + 5.50%(a)(c)	8.05%	05/2021	55	—
			One stop	L + 5.50%(c)	8.10%	05/2021	24	—
			One stop	L + 5.50%(c)	8.10%	05/2021	15	—
			One stop	L + 5.50%(c)	8.10%	05/2021	15	—
			One stop	L + 5.50%(c)	8.10%	05/2021	14	—
			One stop	L + 5.50%(c)	8.10%	05/2021	11	—
			One stop	L + 5.50%(c)	8.10%	05/2021	11	—
			One stop	L + 5.50%(c)	8.10%	05/2021	10	—
			One stop	L + 5.50%	N/A(7)	05/2021	—	—
			One stop	L + 5.50%	N/A(7)	05/2021	—	—
Pyramid Healthcare, Inc.	270 Lakemont Park Blvd. Altoona, PA 16602	Healthcare, Education and Childcare	One stop^	L + 6.50%(c)	9.10%	08/2020	325	—
			One stop	L + 6.50%(a)(c)	9.02%	08/2020	263	—
			One stop	L + 6.50%	N/A(7)	08/2020	—	—
Quick Quack Car Wash Holdings, LLC	1380 Lead Hill Blvd, #260 Roseville, CA 95661	Automobile	One stop*	L + 6.50%(a)	9.00%	04/2023	4,577	—
			One stop	L + 6.50%(a)	9.00%	04/2023	1,944	—
			One stop	L + 6.50%(a)	9.00%	04/2023	1,300	—
			LLC units	N/A	N/A	N/A	248	0.0%(17)
			One stop	L + 6.50%(a)	9.00%	04/2023	40	—
			One stop	L + 6.50%	N/A(7)	04/2023	—	—
Quickbase, Inc.	150 Cambridge Park Drive, Suite 500 Cambridge, MA 02140	Diversified/ Conglomerate Service	One stop^#*	P + 3.75%(f)	9.25%	04/2022	35,692	—
			Common stock	N/A	N/A	N/A	3,643	—
			One stop	L + 5.00%	N/A(7)	04/2022	—	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
RegEd Aquireco, LLC	2100 Gateway Centre Blvd., Suite 200 Morrisville, NC 27560	Diversified/ Conglomerate Service	Senior loan^	L + 4.25%(a)	6.74%	12/2024	$2,819	—
			LP interest	N/A	N/A	N/A	156	0.1%
			Senior loan	P + 3.25%(f)	8.75%	12/2024	3	—
			LP interest	N/A	N/A	N/A	—	0.1%
			Senior loan	L + 4.25%	N/A(7)	12/2024	—	—
Reladyne, Inc.	9395 Kenwood Rd, Suite 104 Blue Ash, OH 45242	Diversified/ Conglomerate Manufacturing	Senior loan*	L + 5.00%(c)	7.80%	07/2022	10,643	—
			Senior loan	L + 5.00%(b)(c)	7.63%	07/2022	2,069	—
			Senior loan	L + 5.00%(a)	7.63%	07/2022	1,465	—
			Senior loan	L + 5.00%(c)	7.80%	07/2022	1,118	—
			Senior loan	L + 5.00%(c)	7.80%	07/2022	968	—
			LP interest	N/A	N/A	N/A	597	0.1%
			Senior loan	L + 5.00%(c)	7.80%	07/2022	441	—
			Senior loan	L + 5.00%	N/A(7)	07/2022	—	—
Riverchase MSO, LLC	15051 South Tamiami Trail Fort Myers, Florida 33908	Healthcare, Education and Childcare	Senior loan*	L + 5.75%(c)	8.35%	10/2022	4,865	—
			Senior loan	L + 5.75%(a)(c)	8.34%	10/2022	65	—
RSC Acquisition, Inc.	160 Federal Street Boston, MA 02110	Insurance	Senior loan^*	L + 4.25%(c)	6.85%	11/2022	28,734	—
			Senior loan	L + 4.25%	N/A(7)	11/2021	—	—
			Senior loan	L + 4.25%	N/A(7)	11/2022	—	—
Rubio’s Restaurants, Inc.	1902 Wright Place, Suite 300 Carlsbad, CA 92008	Beverage, Food and Tobacco	Senior loan*	L + 5.25%(c)	7.85%	10/2019	279	—
			Senior loan	P + 3.50%(f)	9.00%	10/2019	74	—
Ruby Slipper Cafe LLC, The	315 S Broad Ave New Orleans, LA 70119	Personal, Food and Miscellaneous Services	One stop	L + 7.50%(c)	10.19%	01/2023	352	—
			LLC units	N/A	N/A	N/A	233	0.5%
			One stop	L + 7.50%(c)	10.27%	01/2023	59	—
			One stop	L + 7.50%(c)	10.18%	01/2023	5	—
RXH Buyer Corporation	155 White Plains Road Tarrytown, NY 10591	Healthcare, Education and Childcare	One stop#*	L + 5.75%(c)	8.35%	09/2021	10,964	—
			One stop*	L + 5.75%(c)	8.35%	09/2021	1,241	—
			LP interest	N/A	N/A	N/A	258	0.3%
			One stop	L + 5.75%(c)(f)	9.02%	09/2021	62	—
Saba Software, Inc.	2400 Bridge Parkway Redwood Shores, CA 94065	Diversified/ Conglomerate Service	Senior loan^#*	L + 4.50%(a)	7.00%	05/2023	28,004	—
			Senior loan^	L + 4.50%(a)	7.00%	05/2023	4,159	—
			Senior loan	L + 4.50%	N/A(7)	05/2023	—	—
SEI, Inc.	3854 Broadmoor Avenue Grand Rapids, MI 49512	Electronics	Senior loan*	L + 5.00%(a)	7.50%	07/2023	5,938	—
			LLC units	N/A	N/A	N/A	424	0.2%
Self Esteem Brands, LLC	12181 Margo Ave S, #100 Hastings, MN 55033	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan#*	L + 4.25%(a)	6.75%	02/2022	14,616	—
SHO Holding I Corporation	250 S Australian Ave West Palm Beach, FL 33401	Textiles and Leather	Senior loan*	L + 5.00%(c)	7.74%	10/2022	1,812	—
			Senior loan	L + 4.00%(c)	6.79%	10/2021	13	—
SLMP, LLC	2090 Commerce Drive McKenney, TX 75069	Healthcare, Education and Childcare	One stop*	L + 6.00%(a)	8.50%	05/2023	5,569	—
			One stop*	L + 6.00%(a)	8.50%	05/2023	4,677	—
			LLC interest	N/A	N/A	N/A	457	0.4%
			Subordinated debt	N/A	7.50% PIK	05/2027	117	—
			One stop	L + 6.00%	N/A(7)	05/2023	—	—
			One stop	L + 6.00%	N/A(7)	05/2023	—	—
Sloan Company, Inc., The	5725 Olivas Park Drive Ventura, CA 93003	Electronics	One stop^	L + 8.50%(c)	11.10%	04/2020	2,064	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
			One stop	L + 8.50%(c)	11.10%	04/2020	$139	—
			One stop	L + 8.50%(c)	11.10%	04/2020	33	—
			LLC units	N/A	N/A	N/A	—	0.3%
			LLC units	N/A	N/A	N/A	—	0.2%
Sola Franchise, LLC and Sola Salon Studios, LLC	50 South Ste ele Street, Suite 1050 Denver, CO 80209	Retail Stores	One stop^	L + 5.50%(c)	8.10%	10/2024	2,226	—
			One stop	L + 5.50%(c)	8.10%	10/2024	1,614	—
			LLC units	N/A	N/A	N/A	227	0.5%
			LLC units	N/A	N/A	N/A	46	0.1%
			One stop	L + 5.50%(a)	8.00%	10/2024	7	—
			One stop	L + 5.50%	N/A(7)	10/2024	—	—
Southern Veterinary Partners, LLC	800 Shades Creek Pkwy, Suite 625 Birmingham, AL 35209-4532	Personal, Food and Miscellaneous Services	One stop*	L + 5.50%(a)	8.00%	05/2025	3,589	—
			One stop	L + 5.50%(a)	8.00%	05/2025	2,166	—
			One stop	L + 5.50%(a)	8.00%	05/2025	1,907	—
			One stop*	L + 5.50%(a)	8.00%	05/2025	1,565	—
			One stop	L + 5.50%(a)	8.00%	05/2025	1,391	—
			One stop	L + 5.50%(a)	8.00%	05/2025	1,186	—
			One stop	L + 5.50%(a)	8.00%	05/2025	1,105	—
			One stop*	L + 5.50%(a)	8.00%	05/2025	1,034	—
			One stop	L + 5.50%(a)	8.00%	05/2025	849	—
			One stop	L + 5.50%(a)	8.00%	05/2025	773	—
			LLC units	N/A	N/A	N/A	457	0.2%
			LLC units	N/A	N/A	N/A	76	0.0%(17)
			One stop	L + 5.50%(a)	8.00%	05/2023	75	—
			One stop	L + 5.50%	N/A(7)	05/2025	—	—
Sovos Compliance	4th, 200 Ballardvale St. Wilmington, MA 01887	Electronics	One stop^#*	L + 6.00%(a)	8.50%	03/2022	31,929	—
			One stop*	L + 6.00%(a)	8.50%	03/2022	5,345	—
			One stop	L + 6.00%(a)	8.50%	03/2022	2,547	—
			One stop	L + 6.00%	N/A(7)	03/2022	—	—
			One stop	L + 6.00%	N/A(7)	03/2022	—	—
Spear Education, LLC	7201 E. Princess Boulevard Scottsdale, AZ 85255	Healthcare, Education and Childcare	One stop*	L + 5.75%(c)	8.55%	08/2019	3,450	—
			One stop	L + 5.75%(c)	8.55%	08/2019	177	—
			One stop	L + 5.75%	N/A(7)	08/2019	—	—
Summit Behavioral Healthcare, LLC	8115 Isabella Ln, Suite 4 Brentwood, TN 37027	Healthcare, Education and Childcare	Senior loan*	L + 4.75%(d)	7.44%	10/2023	2,389	—
			Senior loan	L + 4.75%(d)	7.43%	10/2023	118	—
			LLC interest	N/A	N/A	N/A	48	0.0%(17)
			Senior loan	L + 4.75%(c)(d)	7.45%	10/2023	33	—
			LLC interest	N/A	N/A	N/A	—	0.0%(17)
Sunless Merger Sub, Inc.	8909 South Freeway Drive Macedonia, OH 44056	Diversified/ Conglomerate Manufacturing	Senior loan^	L + 5.00%(a)(f)	7.54%	07/2019	262	—
			Senior loan	P + 3.75%(f)	9.25%	07/2019	52	—
Sunshine Sub, LLC	4776 New Broad Street, Suite 195 Orlando, FL 32814	Leisure, Amusement, Motion Pictures, Entertainment	One stop*	L + 4.75%(a)	7.25%	05/2024	5,441	—
			One stop	L + 4.75%(a)	7.25%	05/2024	5,315	—
			One stop	L + 4.75%	N/A(7)	05/2024	—	—
Switchfly LLC	601 Montgomery Street, 17th Floor San Francisco, CA 94111	Diversified/ Conglomerate Service	One stop(9)(14)	L + 3.00%(c)	5.80%	10/2023	2,761	—
			LLC units(9)(14)	N/A	N/A	N/A	1,461	15.9%
			One stop(9)(14)	L + 3.00%(c)	5.80%	10/2023	230	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
			One stop(9)(14)	L + 3.00%(c)	5.80%	10/2023	$15	—
			One stop(9)(14)	L + 8.50%	N/A(7)	10/2023	—	—
Teaching Company, The	4840 Westfields Blvd., Suite 500 Chantilly, VA 20151	Leisure, Amusement, Motion Pictures, Entertainment	One stop*	L + 4.75%(c)	7.45%	07/2023	7,023	—
			One stop	L + 4.75%	N/A(7)	07/2023	—	—
Teasdale Quality Foods, Inc.	901 Packers Street Atwater, CA 95301	Grocery	Senior loan*	L + 5.75%(c)	8.55%	10/2020	96	—
			Senior loan^	L + 5.75%(c)	8.55%	10/2020	64	—
Telesoft, LLC	1611 E Camelback Rd. Suite 300 Phoenix, AZ 85016	Diversified/ Conglomerate Service	One stop*	L + 5.00%(c)	7.80%	07/2022	5,273	—
			One stop	L + 5.00%	N/A(7)	07/2022	—	—
TI Intermediate Holdings, LLC	310 Main Avenue Way SE Hickory, NC 28602	Diversified/ Conglomerate Service	Senior loan^	L + 4.50%(a)(f)	7.00%	12/2024	1,904	—
			Senior loan	L + 4.50%(a)	7.00%	12/2024	4	—
Titan Fitness, LLC	8200 Greensboro Drive, Suite 900 McLean, VA 22102	Leisure, Amusement, Motion Pictures, Entertainment	One stop^	L + 4.75%(a)	7.24%	02/2025	14,865	—
			One stop(6)	L + 4.75%	N/A(7)	02/2025	(3)	—
			One stop(6)	L + 4.75%	N/A(7)	02/2025	(31)	—
Togetherwork Holdings, LLC	55 Washington Street, Suite 626 Brooklyn, NY 11201	Diversified/ Conglomerate Manufacturing	One stop*	L + 6.50%(a)	9.00%	03/2025	6,691	—
			One stop^	L + 6.50%(a)	9.00%	03/2025	1,709	—
			One stop#	L + 6.50%(a)	9.00%	03/2025	1,617	—
			One stop^	L + 6.50%(a)	9.00%	03/2025	1,505	—
			One stop	L + 6.50%(a)	9.00%	03/2025	1,354	—
			One stop*	L + 6.50%(a)	9.00%	03/2025	677	—
			One stop	L + 6.50%(a)	9.00%	03/2025	611	—
			One stop	L + 6.50%(a)	8.99%	03/2024	73	—
			One stop	L + 6.50%(a)	9.00%	03/2025	56	—
TouchTunes Interactive Networks, Inc.	850 Third Avenue, Suite 15C New York, NY 10022	Broadcasting and Entertainment	Senior loan*	L + 4.75%(a)	7.25%	05/2021	680	—
Transaction Data Systems, Inc.	788 Montgomery Avenue Ocoee, FL 34761	Diversified/ Conglomerate Service	One stop^#*	L + 5.25%(a)	7.75%	06/2021	45,903	—
			One stop	L + 5.25%(a)	7.75%	06/2021	60	—
Tresys Technology Holdings, Inc.	8840 Stanford Blvd, Suite 2100 Columbia, MD 21045	Aerospace and Defense	One stop(8)	L + 6.75%(a)	9.25%	12/2019	16	—
			One stop(8)	L + 6.75%(a)	9.25%	12/2019	9	—
Trintech, Inc.	15851 Dallas Pkwy, Suite 900 Addison, TX 75001	Diversified/ Conglomerate Service	One stop*	L + 6.00%(c)	8.75%	12/2023	11,924	—
			One stop#*	L + 6.00%(c)	8.75%	12/2023	6,035	—
			One stop	L + 6.00%(c)	8.68%	12/2023	60	—
Tronair Parent, Inc.	1740 Eber Road Holland, OH 43528	Aerospace and Defense	Senior loan^	L + 4.75%(a)(c)	7.56%	09/2023	350	—
			Senior loan	L + 4.50%(a)(c)(f)	7.47%	09/2021	77	—
True Commerce, Inc.	90 S Cascade Ave., Suite 1200 Colorado Springs, CO 90803	Diversified/ Conglomerate Service	One stop*	L + 5.75%(c)	8.35%	11/2023	7,072	—
			One stop(9)(10)	L + 5.75%(c)	8.35%	11/2023	2,742	—
			One stop(9)	L + 5.75%(c)	8.35%	11/2023	923	—
			One stop	L + 5.75%	N/A(7)	11/2023	—	—
Uinta Brewing Company	1722 Fremont Dr Salt Lake City, Utah, 84104	Beverage, Food and Tobacco	One stop^(8)	L + 4.00%(a)	6.48%	08/2021	161	—
			Equity	N/A	N/A	N/A	33	—
			One stop(8)	L + 4.00%(a)	6.48%	08/2021	32	—

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
Upserve, Inc.	10 Dorrance Street Providence, RI 02903	Diversified/ Conglomerate Service	One stop	L + 5.50%(a)	8.00%	07/2023	$2,172	—
			One stop	L + 5.50%(a)	8.00%	07/2023	1,351	—
			One stop	L + 5.50%	N/A(7)	07/2023	—	—
Valant Medical Solutions, Inc.	2033 6th Ave, Suite 500 Seattle, WA 98121	Diversified/ Conglomerate Service	One stop	L + 11.00%(c)	11.55% cash/ 2.25% PIK	10/2020	1,097	—
			Subordinated debt	N/A	6.00%	02/2020	283	—
			Warrants	N/A	N/A	N/A	17	—
			One stop	L + 11.00%(c)	11.55% cash/ 2.25% PIK	10/2020	11	—
Velocity Technology Solutions, Inc.	1901 Roxborough Road Charlotte, NC 28211	Diversified/ Conglomerate Service	One stop*	L + 6.00%(c)	8.60%	12/2023	10,372	—
			One stop	L + 6.00%	N/A(7)	12/2023	—	—
Vendavo, Inc.	401 E. Middlefield Road Mountain View, CA 94043	Diversified/ Conglomerate Service	One stop	L + 8.50%(c)	11.13%	10/2022	6,970	—
			One stop	L + 8.50%	N/A(7)	10/2022	—	—
Verisys Corporation	1001 N. Fairfax St., Suite 640 Alexandria, VA 22314	Diversified/ Conglomerate Service	One stop*	L + 6.75%(c)	9.35%	01/2023	4,732	—
			LLC interest	N/A	N/A	N/A	300	0.3%
			One stop	L + 6.75%	N/A(7)	01/2023	—	—
Veterinary Specialists of North America, LLC	106 Apple St., Suite 207 Trinton Falls, NJ 07724	Personal, Food and Miscellaneous Services	One stop*	P + 4.50%(a)(f)	9.53%	07/2021	3,794	—
			One stop	P + 4.50%(f)	10.00%	07/2021	500	—
			One stop	P + 4.50%(f)	10.00%	07/2021	462	—
			One stop	P + 4.50%(f)	10.00%	07/2021	418	—
			One stop*	P + 4.50%(f)	10.00%	07/2021	227	—
			LLC units	N/A	N/A	N/A	196	—
			One stop	L + 5.50%(a)	7.99%	07/2021	111	—
			One stop*	P + 4.50%(f)	10.00%	07/2021	88	—
			One stop	L + 5.50%(a)(f)	8.91%	07/2021	77	—
			One stop*	P + 4.50%(f)	10.00%	07/2021	33	—
WBZ Investment LLC	9780 Meridian Blvd, Suite 400 Englewood, CO 80112	Leisure, Amusement, Motion Pictures, Entertainment	One stop^	L + 5.50%(a)	8.00%	09/2024	3,446	—
			One stop	L + 5.50%(a)	7.98%	09/2024	427	—
			LLC interest	N/A	N/A	N/A	56	0.2%
			LLC interest	N/A	N/A	N/A	38	0.2%
			LLC interest	N/A	N/A	N/A	31	0.2%
			LLC interest	N/A	N/A	N/A	27	0.2%
			LLC interest	N/A	N/A	N/A	12	0.2%
			LLC interest	N/A	N/A	N/A	1	0.2%
			One stop	L + 5.50%	N/A(7)	09/2024	—	—
Wetzel’s Pretzels, LLC	35 Hugus Alley #300 Pasadena, CA 91103	Personal, Food and Miscellaneous Services	One stop*	L + 6.75%(a)	9.25%	09/2021	8,245	—
			Common stock	N/A	N/A	N/A	203	0.2%
			One stop	L + 6.75%(a)	9.25%	09/2021	19	—
WHCG Management, LLC	227 Laurel Road, Suite 300 Voorhees, NJ 08043	Healthcare, Education and Childcare	Senior loan*	L + 5.00%(c)	7.60%	03/2023	3,694	—
			Senior loan	L + 5.00%(c)	7.61%	03/2023	94	—
			LLC interest	N/A	N/A	N/A	77	0.3%
			Senior loan	L + 5.00%	N/A(7)	03/2023	—	—
Whitcraft LLC	76 Country Road Eastford, CT 06242	Aerospace and Defense	One stop*	L + 6.25%(c)	8.85%	04/2023	16,062	—
			One stop*	L + 6.25%(c)	8.85%	04/2023	4,124	—
			Common stock	N/A	N/A	N/A	1,101	0.5%

Name of Portfolio Company	Address	Industry	Type of Investment(1)	Spread Above LIBOR(2)	Interest Rate(3)	Maturity	Fair Value (Dollars in Thousands)(4)	Percentage of Class Held(5)
			One stop	L + 6.25%	N/A(7)	04/2023	$—	—
WIRB-Copernicus Group, Inc.	212 Carnegie Center, Suite 301 Princeton, NJ 08540	Healthcare, Education and Childcare	Senior loan*	L + 4.25%(a)	6.75%	08/2022	10,874	—
			Senior loan	L + 4.25%	N/A(7)	08/2022	—	—
			Senior loan	L + 4.25%	N/A(7)	08/2022	—	—
Wood Fired Holding Corp.	13850 Ballantyne Corporate Place, Suite 450 Charlotte, NC 28277	Beverage, Food and Tobacco	One stop*	L + 5.75%(c)	8.65%	12/2023	7,298	—
			LLC units	N/A	N/A	N/A	232	0.4%
			LLC units	N/A	N/A	N/A	—	0.4%
			One stop	L + 5.75%	N/A(7)	12/2023	—	—
			One stop	L + 5.75%	N/A(7)	12/2023	—	—
Workforce Software, LLC	38705 Seven Mile Road Livonia, MI 48152	Diversified/ Conglomerate Service	One stop	L + 6.50%(c)	9.28%	06/2021	25,071	—
			One stop	L + 6.50%(c)	9.13%	06/2021	2,454	—
			LLC units	N/A	N/A	N/A	1,506	0.5%
			One stop	L + 6.50%	N/A(7)	06/2021	1	—
WRE Holding Corp.	577 Main Street, Suite 110 Hudson, MA 01749	Ecological	Senior loan*	L + 5.00%(a)	7.49%	01/2023	1,305	—
			Senior loan	L + 5.00%(a)	7.49%	01/2023	912	—
			Senior loan	L + 5.00%(a)	7.49%	01/2023	253	—
			Senior loan	L + 5.00%(a)	7.49%	01/2023	18	—
WU Holdco, Inc.	705 Tri-State Parkway Gurnee, IL 60031	Personal and Non Durable Consumer Products (Mfg. Only)	One stop*	L + 5.50%(c)	8.11%	03/2026	2,080	—
			One stop	L + 5.50%	N/A(7)	03/2026	—	—
			One stop	L + 5.50%	N/A(7)	03/2025	—	—
Xmatters, Inc. and Alarmpoint, Inc.	12647 Alcosta Blvd, Suite 425 San Ramon, CA 94583	Diversified/ Conglomerate Service	Preferred stock	N/A	N/A	N/A	245	0.2%
			Warrant	N/A	N/A	N/A	18	0.0%(17)
			Preferred stock	N/A	N/A	N/A	15	0.0%(17)

^
Denotes that all or a portion of the investment collateralizes the Credit Facility.

*
Denotes that all or a portion of the investment secures the notes offered in the GCIC 2018 Debt Securitization.

#
Denotes that all or a portion of the investment collateralizes the DB Credit Facility.

(1)
Equity investments are non-income producing securities unless otherwise noted. Ownership of certain equity investments may occur through a holding company or partnership.

(2)
The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”), Euro Interbank Offered Rate (“EURIBOR” or “E”) or Prime (“P”) and which reset daily, monthly, quarterly, semiannually, or annually. For each, GCIC has provided the spread over LIBOR, EURIBOR or Prime and the weighted average current interest rate in effect as of March 29, 2019. Certain investments are subject to a LIBOR, EURIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable. Listed below are the index rates as of March 29, 2019, which was the last business day of the period on which LIBOR or EURIBOR was determined. The actual index rate for each loan listed may not be the applicable index rate outstanding as of March 29, 2019, as the loan may have priced or repriced based on an index rate prior to March 29, 2019.

(a)
Denotes that all or a portion of the loan was indexed to the 30-day LIBOR, which was 2.49% as of March 29, 2019.

(b)
Denotes that all or a portion of the loan was indexed to the 60-day LIBOR, which was 2.56% as of March 29, 2019.

(c)
Denotes that all or a portion of the loan was indexed to the 90-day LIBOR, which was 2.60% as of March 29, 2019.

(d)
Denotes that all or a portion of the loan was indexed to the 180-day LIBOR, which was 2.66% as of March 29, 2019.

(e)
Denotes that all or a portion of the loan was indexed to the 360-day LIBOR, which was 2.71% as of March 29, 2019.

(f)
Denotes that all or a portion of the loan was indexed to the Prime rate, which was 5.50% as of March 29, 2019.

(g)
Denotes that all or a portion of the loan was indexed to the 90-day EURIBOR, which was -0.31% as of March 29, 2019.

(h)
Denotes that all or a portion of the loan was indexed to the 30-day GBP LIBOR, which was 0.73% as of March 29, 2019.

(i)
Denotes that all or a portion of the loan was indexed to the 90-day GBP LIBOR, which was 0.85% as of March 29, 2019.

(j)
Denotes that all or a portion of the loan was indexed to the 180-day GBP LIBOR, which was 0.95% as of March 29, 2019.

(3)
For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of March 31, 2019.

(4)
The fair value of the investment was valued using significant unobservable inputs.

(5)
Percentage of class held refers only to equity held, if any, calculated on a fully diluted basis.

(6)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par.

(7)
The entire commitment was unfunded as of March 31, 2019. As such, no interest is being earned on this investment. The investment may be subject to an unused facility fee.

(8)
Loan was on non-accrual status as of March 31, 2019, meaning that GCIC has ceased recognizing interest income on the loan.

(9)
The investment is treated as a non-qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, GCIC may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of GCIC’s total assets. As of March 31, 2019, total nonqualifying assets at fair value represented 7.5% of the GCIC’s total assets calculated in accordance with the 1940 Act.

(10)
Investment is denominated in foreign currency and is translated into U.S. dollars as of the valuation date or the date of the transaction.

(11)
The headquarters of this portfolio company is located in the United Kingdom.

(12)
The headquarters of this portfolio company is located in Canada.

(13)
GCIC holds an equity investment that entitles it to receive preferential dividends.

(14)
As defined in the 1940 Act, GCIC is deemed to be an “affiliated person” of the portfolio company as GCIC owns five percent or more of the portfolio company’s voting securities (“non-controlled affiliate”).

(15)
As defined in the 1940 Act, GCIC is deemed to be both an “affiliated person” of and “control” this portfolio company as GCIC owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement) (“controlled affiliate”).

(16)
GCIC generally receives quarterly profit distributions from its equity investment in GCIC SLF.

(17)
Percentage of class held is less than 0.1%.

GOlub Capital Investment Corporation MANAGEMENT AGREEMENTS
GCIC Investment Advisory Agreement
GC Advisors is located at 666 Fifth Avenue, 18th Floor, New York, NY 10103. GC Advisors is registered as an investment adviser under the Advisers Act. The beneficial interests in GC Advisors are majority owned, indirectly, by two affiliated trusts. The trustees of those trusts are Stephen A. Kepniss and David L. Finegold. Subject to the overall supervision of the GCIC Board and in accordance with the 1940 Act, GC Advisors manages GCIC’s day-to-day operations and provides investment advisory services to GCIC. Under the terms of the GCIC Investment Advisory Agreement, GC Advisors:
•
determines the composition of GCIC’s portfolio, the nature and timing of the changes to its portfolio and the manner of implementing such changes;

•
identifies, evaluates and negotiates the structure of the investments GCIC makes;

•
executes, closes, services and monitors the investments GCIC makes;

•
determines the securities and other assets that GCIC purchases, retains or sells;

•
performs due diligence on prospective portfolio companies; and

•
provides GCIC with such other investment advisory, research and related services as GCIC may, from time to time, reasonably require for the investment of GCIC’s funds.

GC Advisors’ services under the GCIC Investment Advisory Agreement are not exclusive. Subject to the requirements of the 1940 Act, GC Advisors may enter into one or more sub-advisory agreements under which GC Advisors may obtain assistance in fulfilling its responsibilities under the GCIC Investment Advisory Agreement.
Pursuant to the terms of the Merger Agreement, the GCIC Investment Advisory Agreement will terminate immediately following the Initial Merger and prior to the Subsequent Merger.
Management Fee
Pursuant to the GCIC Investment Advisory Agreement, GCIC pays GC Advisors a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee and the incentive fee is ultimately borne by GCIC’s stockholders.
The base management fee is calculated at an annual rate equal to the lesser of  (a) 1.50% or (b) the base management fee of GBDC (currently 1.375%) in either case on the fair value of GCIC’s average adjusted gross assets at the end of the two most recently completed calendar quarters (excluding cash and cash equivalents but including assets purchased with borrowed funds and leverage) and is payable quarterly in arrears. The base management fee is adjusted, based on the actual number of days elapsed relative to the total number of days in such calendar quarter, for any share issuances or repurchases during such calendar quarter. For periods prior to a Liquidity Event, GC Advisors has irrevocably agreed to waive any base management fee in excess of 1.00% of the fair value of GCIC’s average adjusted gross assets as calculated in accordance with the GCIC Investment Advisory Agreement and as described above. As used in this joint proxy statement/prospectus, the term “Liquidity Event” means the earlier of  (1) the date of the pricing of an initial public offering or listing on a national securities exchange of GCIC’s securities, (2) a distribution to GCIC’s stockholders of either (a) cash proceeds from an orderly liquidation of GCIC’s investments or (b) securities or other assets of GCIC’s as a distribution-in-kind, or (3) a sale of all or substantially all of GCIC’s assets to, or other liquidity event with, an entity for consideration of either cash and/or publicly listed securities of the acquirer.
GCIC pays GC Advisors an incentive fee. The Incentive Fee is calculated in arrears and consists of three parts: (1) the income (the “Income Incentive Fee”), (2) the capital gains component (the “Capital Gain Incentive Fee”), and (3) the subordinated liquidation incentive component (the “Subordinated Liquidation Incentive Fee”), and are collectively referred to as the “Incentive Fee.”

GCIC has structured the calculation of the Incentive Fee to include a fee limitation such that the Income Incentive Fee and the Capital Gain Incentive Fee will not be paid at any time if, after such payment, the cumulative Incentive Fees paid to GC Advisors since December 31, 2014, the effective date of GCIC’s election to become a business development company, would be less than or equal to 20.0% of GCIC’s Cumulative Pre-Incentive Fee Net Income (as defined below). For periods prior to the closing of a Liquidity Event, GC Advisors has agreed to waive any Incentive Fee payable in excess of 15.0% of GCIC’s Cumulative Pre-Incentive Fee Net Income; provided that any amounts so waived shall be deemed to have been paid to GC Advisors for purposes of the GCIC Incentive Fee Cap (as defined below) after the closing of a Liquidity Event.
GCIC accomplishes this limitation by subjecting each quarterly incentive fee payable under the Income and Capital Gains Incentive Fee Calculation (as defined below) to a cap (the “GCIC Incentive Fee Cap”). The GCIC Incentive Fee Cap in any quarter is equal to the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income and (b) cumulative incentive fees of any kind paid to GC Advisors by GCIC since December 31, 2014. To the extent the GCIC Incentive Fee Cap is zero or a negative value in any quarter, no incentive fee would be payable in that quarter. “Cumulative Pre-Incentive Fee Net Income” is equal to the sum of  (a) Pre-Incentive Fee Net Investment Income (as defined below) for each period since December 31, 2014 and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since December 31, 2014. “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that GCIC receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the GCIC Investment Advisory Agreement and the GCIC Administration Agreement, any expenses of securitizations and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends, and zero coupon securities, accrued income that GCIC has not yet received in cash. GC Advisors does not return to GCIC amounts paid to it on accrued income that GCIC has not yet received in cash if such income is not ultimately received by GCIC in cash. If GCIC does not ultimately receive income, a loss would be recognized, reducing future fees.
If, for any relevant period, the GCIC Incentive Fee Cap calculation results in GCIC paying less than the amount of the Incentive Fee calculated pursuant to the Income and Capital Gain Incentive Fee Calculation, then the difference between the Incentive Fee and the GCIC Incentive Fee Cap will not be paid by GCIC, and will not be received by GC Advisors as an Incentive Fee either at the end of such relevant period or at the end of any future period. For the avoidance of doubt, GCIC’s stockholders benefit from a reduction in the amount of Incentive Fees that GCIC pays, and that they pay indirectly, equal to the sum of the differences, if any, between the Incentive Fee and the GCIC Incentive Fee Cap.
The components of the Incentive Fee are calculated as described below. The Income Incentive Fee is payable quarterly in arrears and the Capital Gain Incentive Fee is payable at the end of each calendar year in arrears (or, in each case, upon termination of the GCIC Investment Advisory Agreement, as of the termination date). The Subordinated Liquidation Incentive Fee is payable upon a liquidation of GCIC.
Income and Capital Gain Incentive Fee Calculation
The Income and Capital Gain Incentive Fee Calculation has two parts: the Income Incentive Fee component and the Capital Gain Incentive Fee component. The Income Incentive Fee component is calculated quarterly in arrears based on GCIC’s Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter.
Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the Income Incentive Fee component, it is possible that an Incentive Fee may be calculated under this formula with respect to a period in which GCIC has incurred a loss. For example, if GCIC receives Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a calendar quarter, the income component will result in a positive value and an Incentive Fee will be paid even if GCIC has incurred a loss in that quarter due to realized and/or unrealized capital losses unless the payment of such Incentive Fee would cause GCIC to pay Incentive Fees on a cumulative basis that exceed 20.0% of GCIC’s Cumulative Pre-Incentive Fee Net Income.
Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of GCIC’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 1.5% quarterly. If market interest rates rise, GCIC may be able to invest its funds in debt instruments that provide for a higher return, which would increase its Pre-Incentive Fee Net Investment Income and make it easier for GC Advisors to surpass the fixed hurdle rate and receive an Income Incentive Fee. GCIC’s Pre-Incentive Fee Net Investment Income used to calculate this part of the Incentive Fee is also included in the amount of GCIC’s total assets (excluding cash and cash equivalents but including assets purchased with borrowed funds and leverage) used to calculate the base management fee.
GCIC calculates the Income Incentive Fee component of the Income and Capital Gains Incentive Fee Calculation with respect to its Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:
•
zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;

•
50.0% of GCIC’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than the percentage at which amounts payable to GC Advisors pursuant to the Income Incentive Fee equals 20.0% of GCIC’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply. GCIC refers to this portion of its Pre-Incentive Fee Net Investment Income as the “catch-up” provision; and

•
20.0% of the amount of GCIC’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the catch-up provision in any calendar quarter.

The sum of these calculations yields the Income Incentive Fee. This amount is appropriately adjusted for any share issuances or repurchases during the quarter. For periods prior to the closing of a Liquidity Event, GC Advisors agreed to waive that portion of the Income Incentive Fee calculated in excess of the Income Incentive Fee calculated with respect to GCIC’s Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:
•
zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;

•
50.0% of GCIC’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than the percentage at which amounts payable to GC Advisors pursuant to the Income Incentive Fee equals 15.0% of GCIC’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply. GCIC refers to this portion of its Pre-Incentive Fee Net Investment Income as the “catch-up” provision; and

•
15.0% of the amount of GCIC’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the catch-up provision in any calendar quarter.

The Capital Gain Incentive Fee equals (a) 20.0% of GCIC’s Capital Gain Incentive Fee Base, if any, calculated in arrears as of the end of each calendar year (or upon termination of the GCIC Investment Advisory Agreement, as of the termination date), commencing with the calendar year ending December 31, 2015, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. GCIC’s “Capital Gain Incentive Fee Base” equals (1) the sum of  (A) GCIC’s realized capital gains, if any, on a cumulative positive basis from December 31, 2014 through the end of each calendar year, (B) all realized capital losses on a cumulative basis and (C) all unrealized capital depreciation on a cumulative basis, less (2) GCIC’s unamortized deferred debt issuance costs as of the date of calculation, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis.

•
The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in GCIC’s portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

•
The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in GCIC’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.

•
The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in GCIC’s portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

Prior to the closing of a Liquidity Event, GC Advisors has agreed to waive that portion of the Capital Gain Incentive Fee, calculated as described above, in excess of 15.0% of the Capital Gain Incentive Fee Base, provided that any amounts so waived shall be deemed to have been paid to GC Advisors for purposes of determining the Capital Gain Incentive fee payable after the closing of a Liquidity Event.
There was no Capital Gain Incentive Fee payable as calculated under the GCIC Investment Advisory Agreement (as described above) for the years ended September 30, 2018 and 2017. However, in accordance with U.S. generally accepted accounting principles, or GAAP, GCIC is required to accrue for the Capital Gain Incentive Fee on a quarterly basis and is further required to include the aggregate unrealized capital appreciation on investments when calculating the capital gain incentive fee accrual, as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the GCIC Investment Advisory Agreement. If the Capital Gain Incentive Fee Base, adjusted as required by GAAP to include unrealized appreciation, is positive at the end of a period, then GAAP requires GCIC to accrue a capital gain incentive fee equal to 15.0% of such amount prior to the closing of a Liquidity Event (20.0% following the closing of a Liquidity Event), less the aggregate amount of the actual Capital Gain Incentive Fees paid or capital gain incentive fees accrued under GAAP in all prior periods. If such amount is negative, then there is no accrual for such period. The resulting accrual under GAAP for any capital gain incentive fee payable in a given period may result in additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. There can be no assurance that such unrealized capital appreciation will be realized in the future. From inception through September 30, 2018, GCIC has not made any Capital Gain Incentive Fee payments. The accrual for the Capital Gain Incentive Fee under GAAP was a reversal of  $0.2 million and a reversal of  $1.1 million for the three and six months ended March 31, 2019, respectively. For the years ended September 30, 2018, 2017 and 2016, GCIC accrued a capital gain incentive fee under GAAP of  $0.6 million, $1.0 million and $0.6 million, respectively.
The Merger results in the effective sale of GCIC and all of its assets and liabilities to GBDC and the Merger Agreement provides for the termination of the GCIC Investment Advisory Agreement which will require a final calculation of the capital gain incentive fee as of the termination date. As a result, and assuming the Initial Merger and Subsequent Merger had been completed on March 31, 2019 and based on the financial statements as of such date for GCIC, GCIC would owe a payment to GC Advisors for a Capital Gain Incentive Fee of  $1.2 million pursuant to the terms of the GCIC Investment Advisory Agreement. See “Accounting Treatment of the Merger.” The final allocation of the purchase price will be determined after the Merger is completed and after completion of a final analysis to determine the estimated relative fair values of GCIC’s assets and liabilities. Increases or decreases in the estimated fair values of the net assets, commitments, and other items of GCIC as compared to the information shown in this joint proxy statement/prospectus may occur. Accordingly, the final adjustments may be materially different from the pro forma adjustments presented in this joint proxy statement/prospectus.
The third part of the Incentive Fee, which GCIC refers to as the Subordinated Liquidation Incentive Fee, equals 20.0% of the net proceeds from a liquidation of GCIC in excess of adjusted capital, as calculated immediately prior to liquidation. For purposes of this calculation, “liquidation” includes any merger of GCIC with another entity or the acquisition of all or substantially all of the shares of GCIC Common Stock in a single or series of related transactions. The GCIC Investment Advisory Agreement provides that no Subordinated Liquidation Incentive Fee shall be payable for any liquidation that occurs more than six months after the date of a Liquidity Event. For periods prior to the closing of a Liquidity Event, GC Advisors has agreed to waive that portion of the Subordinated Liquidation Incentive Fee in excess of 10.0% of the net proceeds from a liquidation in excess of adjusted capital, as calculated immediately prior to liquidation.
Assuming the Initial Merger and Subsequent Merger had been completed on March 31, 2019 and based on financial statements as of such date for each of GBDC and GCIC and the closing market price of GBDC Common Stock of  $17.73 on July 2, 2019, the Exchange Ratio would result in a purchase premium of 2.2% to the NAV per share of GCIC Common Stock. As a result, GCIC would pay to GC Advisors a Subordinated Liquidation Incentive Fee in the amount of approximately $2.5 million because the Merger falls within the definition of a “liquidation” under the GCIC Investment Advisory Agreement and the purchase premium represents consideration in excess of GCIC’s Adjusted Capital, which is defined as the NAV of GCIC calculated immediately prior to liquidation in accordance with GAAP less unrealized capital appreciation that would have been subject to the Capital Gain Incentive Fee under the GCIC Investment Advisory Agreement had capital gain been recognized on the transfer of such assets in the liquidation.
Examples of Incentive Fee Calculation
Example 1 — Income Incentive Fee(1):
Assumptions
Hurdle rate(2) = 1.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.35%

(1)
The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of  (a) GCIC’s aggregate distributions to its stockholders and (b) GCIC’s change in net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) is at least 6.0% of its net assets at the beginning of such period (as adjusted for any share issuances or repurchases).

(2)
Represents a quarter of the 6.0% annualized hurdle rate.

(3)
Excludes offering expenses.

Alternative 1
Additional Assumptions
Investment income (including interest, dividends, fees, etc.) = 1.25%
Prior to a Liquidity Event:
Management fee = 0.25% (Represents a quarter of the 1.00% annualized management fee, net of waiver)
Pre-Incentive Fee Net Investment Income (investment income – (management fee + other expenses)) = 0.65%
Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate, therefore there is no Incentive Fee.
Following a Liquidity Event:
Management fee = 0.344% (Represents a quarter of the 1.375% annualized management fee)
Pre-Incentive Fee Net Investment Income (investment income – (management fee + other expenses)) = 0.556%
Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate, therefore there is no Incentive Fee.

Alternative 2
Additional Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.60%
Prior to a Liquidity Event the Incentive Fee would be:
Management fee = 0.25% (Represents a quarter of the 1.00% annualized management fee, net of waiver)
Pre-Incentive Fee Net Investment Income (investment income – (management fee + other expenses)) = 2.0%
Pre-Incentive Fee Net Investment Income exceeds hurdle rate, therefore there is an Incentive Fee.
Incentive Fee	=	50% × “catch-up” + the greater of 0% AND (15% × (Pre-Incentive Fee Net Investment Income – 2.143%))
	=	(50% × (2.00% – 1.50%)) + 0%
	=	50% × 0.50%
	=	0.25%
Following a Liquidity Event the Incentive Fee would be:
Management fee = 0.344% (Represents a quarter of the 1.375% annualized management fee)
Pre-Incentive Fee Net Investment Income (investment income – (management fee + other expenses)) = 1.906%
Pre-Incentive Fee Net Investment Income exceeds hurdle rate, therefore there is an Incentive Fee.
Incentive Fee	=	50% × “catch-up” + the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%))
	=	(50% × (1.906% – 1.50%)) + 0%
	=	50% × 0.406%
	=	0.203%
Alternative 3
Additional Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.50%
Prior to a Liquidity Event the Incentive Fee would be:
Management fee = 0.25% (Represents a quarter of the 1.00% annualized management fee, net of waiver)
Pre-Incentive Fee Net Investment Income (investment income – (management fee + other expenses)) = 2.9%
Pre-Incentive Fee Net Investment Income exceeds hurdle rate, therefore there is an Incentive Fee.
Incentive Fee	=	50% × “catch-up” + the greater of 0% AND (15% × (Pre-Incentive Fee Net Investment Income – 2.50%))
	=	(50% × (2.143% – 1.50%)) + (15% × (2.9% – 2.143%))
	=	50% × 0.643% + 15% × 0.757%
	=	0.322% + 0.114%
	=	0.435%
Following a Liquidity Event the Incentive Fee would be:
Management fee = 0.344% (Represents a quarter of the 1.375% annualized management fee)
Pre-Incentive Fee Net Investment Income (investment income – (management fee + other expenses)) = 2.806%

Pre-Incentive Fee Net Investment Income exceeds hurdle rate, therefore there is an Incentive Fee.
Incentive Fee	=	50% × “catch-up” + the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%))
	=	(50% × (2.50% – 1.50%)) + (20% × (2.806% – 2.50%))
	=	50% × 1.00% + 20% × 0.306%
	=	0.50% + 0.061%
	=	0.561%
Example 2 — Capital Gain Incentive Fee:
Alternative 1
Assumptions
Year 1:
$20 million investment made in Company A (“Investment A”) and $30 million investment made in Company B (“Investment B”)

Year 2:
Investment A is sold for $15 million and fair market value (“FMV”) of Investment B determined to be $29 million

Year 3:
FMV of Investment B determined to be $27 million

Year 4:
Investment B sold for $25 million

Both prior to and following a Liquidity Event, the Capital Gain Incentive Fee, if any, would be:
Year 1:
None (No sales transactions)

Year 2:
None (Sales transaction resulted in a realized capital loss on Investment A)

Year 3:
None (No sales transactions)

Year 4:
None (Sales transaction resulted in a realized capital loss on Investment B)

Each quarterly incentive fee calculated quarterly, in arrears, pursuant to the Income and Capital Gains Incentive Fee Calculation is subject to the Incentive Fee Cap. Below are the necessary adjustments to the Incentive Fee payable to adhere to the Incentive Fee Cap.
Year 1:
No adjustment; no realized capital losses or unrealized capital depreciation.

Year 2:
Investment A sold at a $5 million loss. Investment B has unrealized capital depreciation of $1 million. Therefore, GC Advisors would not be paid on the $6 million realized/unrealized loss, which would result in a lower Incentive Fee by $0.9 million prior to a Liquidity Event, or $1.2 million following a Liquidity Event.

Year 3:
Investment B has unrealized capital depreciation of  $2 million. Therefore, GC Advisors would not be paid on the $2 million unrealized capital depreciation, which would result in a lower Incentive Fee by $300,000 prior to a Liquidity Event, or $400,000 following a Liquidity Event.

Year 4:
Investment B sold at a $5 million loss. Investment B was previously marked down by $3 million; therefore, GCIC would realize a $5 million loss on Investment B and reverse the previous $3 million in unrealized capital depreciation. The net effect would be a loss of $2 million. GC Advisors would not be paid on the $2 million loss, which would result in a lower Incentive Fee by $300,000 prior to a Liquidity Event, or $400,000 following a Liquidity Event.

Alternative 2
Assumptions
Year 1:
$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2:
FMV of Investment A determined to be $18 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million.

Year 3:
Investment A sold for $18 million. FMV of Investment B determined to be $24 million and FMV of Investment C determined to be $25 million

Year 4:
FMV of Investment B determined to be $22 million. Investment C sold for $24 million

Year 5
Investment B sold for $20 million

Both prior to and following a Liquidity Event, the Capital Gain Incentive Fee, if any, would be:
Year 1:
None (No sales transactions)

Year 2:
None (No sales transactions)

Year 3:
None (Sales transaction resulted in a realized capital loss on Investment A)

Year 4:
None (Sales transaction resulted in a realized capital loss on Investment C)

Year 5
None (Sales transaction resulted in a realized capital loss on Investment B)

Each quarterly Incentive Fee payable on the Income and Capital Gains Incentive Fee Calculation is subject to the Incentive Fee Cap. Below are the necessary adjustments to the Incentive Fee payable to adhere to the Incentive Fee Cap.
Year 1:
No adjustment; no realized capital losses or unrealized capital depreciation.

Year 2:
Investment A has unrealized capital depreciation of  $2 million. Investment B has unrealized capital depreciation of  $5 million. Therefore, GC Advisors would not be paid on the $7 million unrealized capital depreciation which would result in a lower Incentive Fee by $1.05 million prior to a Liquidity Event, or $1.4 million following a Liquidity Event.

Year 3:
Investment A sold at a $2 million loss. Investment A was previously marked down by $2 million; therefore, GCIC would realize a $2 million loss on Investment A and reverse the previous $2 million in unrealized capital depreciation. Investment B has additional unrealized capital depreciation of  $1 million. The net effect would be a loss of  $1 million. GC Advisors would not be paid on the $1 million loss, which would result in a lower Incentive Fee by $150,000 prior to a Liquidity Event, or $200,000 following a Liquidity Event.

Year 4:
Investment B has additional unrealized capital depreciation of  $2 million. Investment C sold at a $1 million realized loss. Therefore, GC Advisors would not be paid on the $3 million realized/unrealized loss, which would result in a lower Incentive Fee by $450,000 prior to a Liquidity Event, or $600,000 following a Liquidity Event.

Year 5
Investment B sold at a $10 million loss. Investment B was previously marked down by $8 million; therefore, GCIC would realize a $10 million loss on Investment B and reverse the previous $8 million in unrealized capital depreciation. The net effect would be a loss of $2 million. GC Advisors would not be paid on the $2 million loss, which would result in a lower Incentive Fee by $300,000 prior to a Liquidity Event, or $400,000 following a Liquidity Event.

Alternative 3
Assumptions
Year 1:
$25 million investment made in Company A (“Investment A”) and $20 million investment made in Company B (“Investment B”)

Year 2:
Investment A is sold for $30 million and FMV of Investment B determined to be $21 million and $2 million of unamortized deferred debt issuance costs

Year 3:
FMV of Investment B determined to be $23 million and $1 million of unamortized deferred debt issuance costs

Year 4:
Investment B sold for $23 million and $0 of unamortized deferred debt issuance costs

Prior to a Liquidity Event the Capital Gains Incentive Fee, if any, would be:
Year 1:
None (No sales transactions)

Year 2:
$600,000 (15% multiplied by (i) $5 million realized capital gains on sale of Investment A less (ii) $1 million ($2 million of unamortized deferred debt issuance costs less $1 million of unrealized gain))

Year 3:
$150,000 (15% multiplied by $5 million realized capital gains on sale of Investment A less $600,000 (Capital Gain Incentive Fee paid in year 2))

Year 4:
$450,000 (15% multiplied by $8 million realized capital gains on sale of Investment A and Investment B less Capital Gain Incentive Fee paid in years 2 and 3)

Following a Liquidity Event the Capital Gain Incentive Fee, if any, would be:
Year 1:
None (No sales transactions)

Year 2:
$800,000 (20% multiplied by (i) $5 million realized capital gains on sale of Investment A less (ii) $1 million ($2 million of unamortized deferred debt issuance costs less $1 million of unrealized gain))

Year 3:
$200,000 (20% multiplied by $5 million realized capital gains on sale of Investment A less $800,000 (Capital Gain Incentive Fee paid in year 2))

Year 4:
$600,000 (20% multiplied by $8 million realized capital gains on sale of Investment A and Investment B less Capital Gain Incentive Fee paid in years 2 and 3)

Each quarterly Incentive Fee payable on the Income and Capital Gains Incentive Fee Calculation is subject to the Incentive Fee Cap. Below are the necessary adjustments to the Incentive Fee payable to adhere to the Incentive Fee Cap both prior to and following a Liquidity Event.
Year 1:
No adjustment necessary

Year 2:
No adjustment necessary. GC Advisors would not be paid on the $1 million unrealized gain on Investment B.

Year 3:
No adjustment necessary. GC Advisors would not be paid on the $3 million unrealized gain on Investment B.

Year 4:
No adjustment necessary

Example 3 — Subordinated Liquidation Incentive Fee:
Alternative 1
Assumptions
Year 1:
$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”). Investment A, Investment B, and Investment C disposed of in a liquidation (as defined in the GCIC Investment Advisory Agreement) for total proceeds of $55 million within six months of a Liquidity Event.

Both prior to and following a Liquidity Event, the Subordinated Liquidation Incentive Fee, if any, would be:
Year 1:
No Subordinated Liquidation Incentive Fee payable as liquidation proceeds of  $55 million are less than adjusted capital immediately prior to liquidation (Net asset value of $75 million with no unrealized capital appreciation)

Alternative 2
Assumptions
Year 1:
$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”). Investment A, Investment B, and Investment C disposed of in a liquidation (as defined in the GCIC Investment Advisory Agreement) for total proceeds of $80 million within six months of a Liquidity Event

Prior to a Liquidity Event, the Subordinated Liquidation Incentive Fee, if any, would be:
Year 1:
$500,000 Subordinated Liquidation Incentive Fee (10% multiplied by $80 million liquidation proceeds less adjusted capital immediately prior to liquidation (Net asset value of  $75 million and no unrealized capital appreciation))

Following a Liquidity Event, the Subordinated Liquidation Incentive Fee, if any, would be:
Year 1:
$1 million Subordinated Liquidation Incentive Fee (20% multiplied by $80 million liquidation proceeds less adjusted capital immediately prior to liquidation (Net asset value of  $75 million and no unrealized capital appreciation))

Alternative 3
Assumptions
Year 1:
$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”) and GCIC complete an initial public offering of its common stock or listing of its common stock on a national securities exchange.

Year 2:
Investment A, Investment B, and Investment C disposed of in a liquidation (as defined in the GCIC Investment Advisory Agreement) for total proceeds of  $80 million.

The Subordinated Liquidation Incentive Fee, if any, would be:
Year 1:
None (no sales transactions)

Year 2:
No Subordinated Liquidation Incentive Fee is payable on any liquidation occurring more than six months after the closing of a Liquidity Event.

Payment of GCIC’s Expenses
All investment professionals of GC Advisors and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to GCIC, and the compensation and routine overhead expenses of personnel allocable to these services to GCIC, are provided and paid for by GC Advisors and not by GCIC. GCIC bears all other out-of-pocket costs and expenses of its operations and transactions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Golub Capital Investment Corporation — Overview — Expenses.”
Duration and Termination
Unless terminated earlier as described below, the GCIC Investment Advisory Agreement will continue in effect from year to year if approved annually by the GCIC Board or by the affirmative vote of the holders of a majority of GCIC’s outstanding voting securities, and, in either case, if also approved by a majority of GCIC’s directors who are not “interested persons,” as that term is defined in the 1940 Act, of it or GC Advisors. The GCIC Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by GC Advisors and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of outstanding voting securities, by vote, may also terminate the GCIC Investment Advisory Agreement without penalty.

Indemnification
The GCIC Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GC Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from GCIC for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GC Advisors’ services under the GCIC Investment Advisory Agreement or otherwise as GCIC’s investment adviser.
Board Approval of the GCIC Investment Advisory Agreement
At a meeting of the GCIC Board held in May 2019, the GCIC Board voted unanimously to re-approve the GCIC Investment Advisory Agreement. In reaching a decision to reapprove the GCIC Investment Advisory Agreement, the GCIC Board reviewed a significant amount of information and considered, among other things:
•
The nature, extent and quality of services provided to GCIC by GC Advisors;

•
The relative investment performance of GCIC since inception;

•
The fees paid by other comparable business development companies; and

•
Various other matters.

Based on the information reviewed and the considerations detailed above, the GCIC Board, including all of the directors who are not “interested persons,” as that term is defined in the 1940 Act, of GCIC or GC Advisors, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the renewal of the GCIC Investment Advisory Agreement for a one year term.
GCIC Administration Agreement
Pursuant to the GCIC Administration Agreement, the Administrator furnishes GCIC with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under the GCIC Administration Agreement, the Administrator performs, or oversees the performance of, GCIC’s required administrative services, which include being responsible for the financial records that GCIC is required to maintain and preparing reports to its stockholders and reports filed with the SEC. In addition, the Administrator assists GCIC in determining and publishing GCIC’s net asset value, oversees the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to GCIC by others. The Administrator may retain third parties to assist in providing administrative services to GCIC. To the extent that the Administrator outsources any of its functions, GCIC pays the fees associated with such functions on a direct basis without profit to the Administrator. GCIC reimburses the Administrator for the allocable portion (subject to approval of the GCIC Board) of the Administrator’s overhead and other expenses incurred by it in performing its obligations under the GCIC Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and GCIC’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs. In addition, if requested to provide managerial assistance to GCIC’s portfolio companies, the Administrator is paid an additional amount based on the cost of the services provided, which shall not exceed the amount GCIC receives from such portfolio companies for providing this assistance. In May 2019, the GCIC Administration Agreement was renewed for a one-year term with the unanimous approval of the GCIC Board. In reaching a decision to approve the GCIC Administration Agreement, the GCIC Board, including the independent directors, reviewed the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the GCIC Administration Agreement to determine that such expenses are reasonable and comparable to administrative services charged by unaffiliated asset managers. The GCIC Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Indemnification
The GCIC Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from GCIC for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the GCIC Administration Agreement or otherwise as GCIC’s administrator.
License Agreement
GCIC has entered into a license agreement with Golub Capital LLC under which Golub Capital LLC has granted GCIC a non-exclusive, royalty-free license to use the name “Golub Capital.” Under this agreement, GCIC will have a right to use the “Golub Capital” name and the agreement will remain in effect for so long as GC Advisors or one of its affiliates remains GCIC’s investment adviser. Other than with respect to this limited license, GCIC will have no legal right to the “Golub Capital” name.
Staffing Agreement
GCIC does not have any internal management capacity or employees. GCIC depends on the diligence, skill and network of business contacts of the senior investment professionals of GC Advisors to achieve its investment objective. GC Advisors is an affiliate of Golub Capital LLC and depends upon access to the investment professionals and other resources of Golub Capital LLC and its affiliates to fulfill its obligations to GCIC under the GCIC Investment Advisory Agreement. GC Advisors also depends upon Golub Capital LLC to obtain access to deal flow generated by the professionals of Golub Capital LLC and its affiliates. Under the Staffing Agreement, Golub Capital LLC provides GC Advisors with the resources necessary to fulfill these obligations. The Staffing Agreement provides that Golub Capital LLC will make available to GC Advisors experienced investment professionals and access to the senior investment personnel of Golub Capital LLC for purposes of evaluating, negotiating, structuring, closing and monitoring GCIC’s investments. The Staffing Agreement also includes a commitment that the members of GC Advisors’ investment committee serve in such capacity. The Staffing Agreement remains in effect until terminated and may be terminated by either party without penalty upon 60 days’ written notice to the other party. Services under the Staffing Agreement are provided to GC Advisors on a direct cost reimbursement basis, and such fees are not GCIC’s obligation.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS OF
GOLUB CAPITAL INVESTMENT CORPORATION
GCIC has entered into agreements with GC Advisors, in which members of GCIC’s senior management and members of GC Advisors’ investment committee have ownership and financial interests. Members of GCIC’s senior management and the investment committee also serve as principals of other investment advisers affiliated with GC Advisors that do and may in the future sponsor or manage accounts with investment objectives similar to GCIC’s investment objectives. In addition, GCIC’s executive officers and directors and the members of GC Advisors and its investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as GCIC does or of accounts managed or sponsored by GCIC’s affiliates. These accounts may have investment objectives similar to GCIC’s investment objective.
Subject to certain 1940 Act restrictions on co-investments with affiliates, GC Advisors offers GCIC the right to participate in all investment opportunities that it determines are appropriate for GCIC in view of its investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other relevant factors. Such offers are subject to the exception that, in accordance with GC Advisors’ code of ethics and allocation policies, GCIC might not participate in each individual opportunity but will, on an overall basis, be entitled to participate equitably with other entities sponsored or managed by GC Advisors and its affiliates over time.
GC Advisors and its affiliates have both subjective and objective policies and procedures in place that are designed to manage the potential conflicts of interest between GC Advisors’ fiduciary obligations to GCIC and its similar fiduciary obligations to other clients. To the extent that GCIC competes with entities sponsored or managed by GC Advisors or its affiliates for a particular investment opportunity, GC Advisors will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act, and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. GC Advisors’ allocation policies are intended to ensure that, over time, GCIC may generally share equitably with other accounts sponsored or managed by GC Advisors or its affiliates in investment opportunities, particularly those involving a security with limited supply or involving differing classes of securities of the same issuer which may be suitable for GCIC and such other accounts. There can be no assurance that GC Advisors’ or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to GCIC. Not all conflicts of interest can be expected to be resolved in GCIC’s favor.
GC Advisors has historically sponsored or managed, and currently sponsors or manages, accounts with similar or overlapping investment strategies and has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. GC Advisors seeks to ensure the equitable allocation of investment opportunities when GCIC is able to invest alongside other accounts sponsored or managed by GC Advisors and its affiliates. When GCIC invests alongside such other accounts, such investments are made consistent with GC Advisors’ allocation policy. Under this allocation policy, GC Advisors will determine separately the amount of any proposed investment to be made by GCIC and similar eligible accounts. GCIC expects that these determinations will be made in a similar manner for other accounts sponsored or managed by GC Advisors and its affiliates. If sufficient securities or loan amounts are available to satisfy GCIC’s and each such account’s proposed investment, the opportunity will be allocated in accordance with GC Advisor’s pre-transaction determination. Where there is an insufficient amount of an investment opportunity to fully satisfy demand by GCIC and other accounts sponsored or managed by GC Advisors or its affiliates, the allocation policy further provides that allocations among GCIC and such other accounts will generally be made pro rata to GCIC and each other eligible account based on the capital available for investment of each of GCIC and such other eligible accounts, subject to the minimum and maximum investment size limits for each such party. To the extent GCIC does not have available capital and is at or near its targeted leverage ratio, GCIC may receive smaller allocations, if any, on new investment opportunities under GC Advisors’ allocation policy. In situations in which co-investment with other entities sponsored or managed by GC Advisors or its affiliates is not permitted or appropriate, such as when, in the absence of exemptive relief described below, GCIC and such other entities would be making different investments in the same issuer, GC Advisors will need to decide whether GCIC or such other entity or entities will proceed with the investment. GC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on a basis that will be fair and equitable over time, including, for example, through random or rotational methods.
GCIC has in the past and expect in the future to co-invest on a concurrent basis with other affiliates of GC Advisors, unless doing so is impermissible with existing regulatory guidance, applicable regulations, the terms of any exemptive relief granted to GCIC and its allocation procedures. On February 27, 2017, GCIC, along with GC Advisors and certain other funds and accounts sponsored or managed by GC Advisors and its affiliates, received exemptive relief from the SEC that permits GCIC greater flexibility to negotiate the terms of co-investments if the GCIC Board determines that it would be advantageous for GCIC to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with GCIC’s investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. GCIC believes that co-investment by GCIC and accounts sponsored or managed by the GC Advisors and its affiliates may afford it additional investment opportunities and the ability to achieve greater diversification. Under the terms of this exemptive relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of GCIC’s independent directors is required to make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to GCIC and its stockholders and do not involve overreaching of GCIC or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of GCIC’s stockholders and is consistent with its investment strategies and policies.
GC Advisors and its affiliates have other clients with similar or competing investment objectives, including GBDC, GBDC 3 and several private funds that are pursuing an investment strategy similar to GCIC’s, some of which are continuing to seek new capital commitments. In serving these clients, GC Advisors may have obligations to other clients or investors in those entities. GCIC’s investment objective may overlap with such affiliated accounts. GC Advisors’ allocation procedures are designed to allocate investment opportunities among the accounts sponsored or managed by GC Advisors and its affiliates in a manner consistent with its obligations under the Advisers Act. If two or more accounts with similar investment strategies are actively investing, GC Advisors will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. The GCIC Board regularly reviews the allocation policy of Golub Capital and annually reviews the code of ethics of GC Advisors.
GCIC’s senior management, members of GC Advisors’ investment committee and other investment professionals from GC Advisors may serve as directors of, or in a similar capacity with, companies in which GCIC invests or in which it is considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict GCIC’s ability to buy or sell the securities of such company under the policies of the company or applicable law. In addition, GCIC has adopted a formal Code of Ethics that governs the conduct of GCIC’s and GC Advisors’ officers, directors and employees. GCIC’s officers and directors also remain subject to the duties imposed by both the 1940 Act and the MGCL.
The GCIC Investment Advisory Agreement with GC Advisors provides that GCIC pays GC Advisors a base management fee and incentive fee. The GCIC Board reapproved the GCIC Investment Advisory Agreement for a one-year term in May 2019. In addition, pursuant to a waiver letter, GC Advisors has irrevocably agreed to waive certain fees payable under the GCIC Investment Advisory Agreement until such time as GCIC completes an initial public offering of shares of GCIC Common Stock or a listing of GCIC Common Stock on a national securities exchange. The incentive fee is computed and paid on income that GCIC may not have yet received in cash. This fee structure may create an incentive for GC Advisors to make certain types of investments. Additionally, GCIC relies on investment professionals from GC Advisors to assist the GCIC Board with the valuation of its portfolio investments. GC Advisors’ base management fee and incentive fee are based on the value of GCIC’s investments and there may be a conflict of interest when personnel of GC Advisors are involved in the valuation process of GCIC’s portfolio investments. For the six months ended March 31, 2019 and 2018, GC Advisors earned a base management fee (net of waivers) of  $9,335 million and 7,444 million, respectively, and an incentive fee (net of waivers) of

$7,308 million and $6,063 million, respectively. For the fiscal year ending September 30, 2018, GC Advisors earned a base management fee (net of waivers) of   $15.7 million and an incentive fee (net of waivers) of   $13.2 million.
GCIC has entered into a license agreement with Golub Capital LLC under which Golub Capital LLC granted GCIC a non-exclusive, royalty-free license to use the name “Golub Capital.”
Pursuant to the GCIC Administration Agreement, Golub Capital LLC furnishes GCIC with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. The GCIC Board reapproved the GCIC Administration Agreement for a one-year term in May 2019. Under the GCIC Administration Agreement, Golub Capital LLC performs, or oversees the performance of, GCIC’s required administrative services, which include, among other things, being responsible for the financial records that GCIC is required to maintain and preparing reports to GCIC’s stockholders and reports filed with the SEC. GC Advisors is the sole member of and controls Golub Capital LLC. For the fiscal year ending September 30, 2018, GCIC reimbursed GC Advisors $2.1 million for the services described above.
GC Advisors is an affiliate of Golub Capital LLC, with whom it has entered into a Staffing Agreement. Under this agreement, Golub Capital LLC makes available to GC Advisors experienced investment professionals and access to the senior investment personnel and other resources of Golub Capital LLC and its affiliates. The Staffing Agreement provides GC Advisors with access to deal flow generated by the professionals of Golub Capital LLC and its affiliates and commits the members of GC Advisors’ investment committee to serve in that capacity. GC Advisors seeks to capitalize on what GCIC believes to be the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Golub Capital LLC’s investment professionals.
GC Advisors serves as collateral manager to the GCIC 2016 Issuer, GCIC’s direct subsidiary, and the GCIC 2018 Issuer, GCIC’s indirect subsidiary, under collateral management agreements and receives a fee for providing these services that is offset against the base management fee payable by GCIC under the GCIC Investment Advisory Agreement.
Golub Capital LLC serves as administrative agent for GCIC SLF, an unconsolidated Delaware limited liability company that invests in senior secured loans and is co-managed by Aurora National Life Assurance Company. Pursuant to the Administrative and Loan Services Agreement between GCIC SLF and Golub Capital LLC, Golub Capital LLC provides certain loan servicing and administrative functions to GCIC SLF and is reimbursed for certain of its costs and expenses by GCIC SLF.
The GCIC Audit Committee, in consultation with GCIC’s Chief Executive Officer, Chief Compliance Officer and legal counsel, has established a written policy to govern the review of potential related party transactions. The GCIC Audit Committee conducts quarterly reviews of any potential related party transactions and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to GCIC’s Code of Conduct or Code of Ethics.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS OF GOLUB CAPITAL INVESTMENT CORPORATION
As of July 2, 2019, there were 78,053,988.796 shares of GCIC Common Stock outstanding. The following table sets out certain ownership information as of July 2, 2019 with respect to GCIC Common Stock for those persons who directly or indirectly own, control or hold with the power to vote five percent or more of its outstanding common stock, each of its directors and officers and all officers and directors as a group.
Name and Address	Type of Ownership	Shares Owned	Percentage	Estimated Pro Forma Percentage(6)
Lawrence E. Golub(1)(2)	Beneficial	6,683,430.646	8.6%	4.5%
David B. Golub(1)(2)	Beneficial	6,683,430.646	8.6%	4.6%
William M. Webster IV(1)(3)	Beneficial	35,511.940	*%	*%
John T. Baily(1)	N/A	—	—	*%
Kenneth F. Bernstein(1)	N/A	—	—	*%
Anita R. Rosenberg(1)	N/A	—	—	*%
Ross A. Teune(1)(4)	Beneficial	656.089	*%	*%
Joshua M. Levinson(1)	N/A	—	—	*%
All officers and directors as a group (8 persons)(1)	Beneficial	6,683,430.646	8.6%	5.0%
State Teachers Retirement System of Ohio(5)	Record and beneficial	17,389,429.129	22.3%	11.7%

*
Represents less than 1.0%.

(1)
The business address for each of GCIC’s officers and directors is c/o Golub Capital Investment Corporation, 666 Fifth Avenue, New York, NY 10103.

(2)
Mr. Lawrence E. Golub and David B. Golub are control persons of GCOP LLC. The shares of GCIC Common Stock shown in the above table as being owned by each named individual reflect the fact that, due to their control of GCOP LLC, each may be viewed as having shared voting and dispositive power over all of the 1,065,673.521 shares of GCIC Common Stock directly owned by such entity. The shares of GCIC Common Stock shown in the above table as being owned by each named individual reflect the fact that, due to their control of GEMS Fund L.P. and GEMS Fund 4, L.P., each may be viewed as having shared voting and dispositive power over all of the 5,617,757.125 shares of GCIC Common Stock directly owned by such entities although voting rights to the securities held by each of GEMS Fund L.P. and GEMS Fund 4, L.P. have been passed through to the respective limited partners. Mr. Lawrence E. Golub and David B. Golub disclaim beneficial ownership of such shares of GCIC Common Stock except to the extent of their respective pecuniary interest therein.

(3)
The shares of GCIC Common Stock shown in the above table as being owned by Mr. William M. Webster IV are owned indirectly through investments in GEMS Fund 4, L.P., which directly owns 1,829,329.064 shares of GCIC Common Stock.

(4)
The shares of GCIC Common Stock shown in the above table as being owned by Ross A. Teune are owned indirectly through investments in GEMS Fund L.P., which directly owns 3,788,428.061 shares of GCIC Common Stock.

(5)
The business address for State Teachers Retirement System of Ohio is 275 E. Broad St., Columbus, OH 43215.

(6)
Estimated Pro Forma Percentage assumes the conversion of 78,053,988.796 shares of GCIC Common Stock, which was the number of shares of GCIC Common Stock outstanding as of July 2, 2019, into 67,516,700 shares of GBDC Common Stock and 60,715,756 shares of GBDC Common Stock outstanding on a pro forma basis. See “Control Persons and Principal Stockholders of Golub Capital

BDC, Inc.” for ownership information with respect to GCIC Common Stock held by each of the officers and directors of GBDC and GCIC. The Estimated Pro Forma Percentage held by State Teachers Retirement System of Ohio includes its holdings of GBDC Common Stock.
GCIC is not part of a “family of investment companies,” as that term is defined in the 1940 Act. The following table sets out the dollar range of GCIC equity securities that each of its directors beneficially owned as of July 2, 2019 based on the NAV per share of  $15.00 on March 31, 2019.
Name of Director	Dollar Range of Equity Securities in Golub Capital Investment Corporation(1)
Independent Directors
John T. Baily	None
Kenneth F. Bernstein	None
Anita R. Rosenberg	None
William M. Webster IV	Over $100,000
Interested Directors
Lawrence E. Golub	Over $100,000
David B. Golub	Over $100,000

(1)
Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

The following table sets forth the dollar range of the shares of common stock of each of GBDC and GBDC 3 and the limited partnership interests in other private funds advised by Golub Capital and beneficially owned by any of GCIC’s independent directors and his or her immediate family as of July 2, 2019.
Name of Director	Name of Owners	Name of Investment	Title of Class	Dollar Range of Equity Securities(1)
Independent Directors
John T. Baily	John T. Baily	GBDC (NASDAQ)	Common Stock	Over $100,000
Kenneth F. Bernstein	Kenneth F. Bernstein	GBDC (NASDAQ)	Common Stock	Over $100,000
Anita R. Rosenberg	Anita R. Rosenberg	GBDC (NASDAQ)	Common Stock	Over $100,000
William M. Webster IV	William M. Webster IV; J. Lyles Glenn, TTE, FBO William M. Webster IV Trust UAD 3/15/99;
GBDC (NASDAQ);
GBDC 3;
Golub Capital Partners 9, L.P.;
Golub Capital Partners 10, L.P.;
Golub Capital Partners 11, L.P.;
Golub Capital Partners 11R, L.P.;
Golub Capital Partners 12, L.P.;
GC Coinvestment, L.P.;
GC 2009 Mezzanine Partners, L.P.;
Golub Capital International Ltd.;
LEG Partners, L.P.;
GEMS Fund 4, L.P.;
GC Synexus Fund LP;
			Common Stock; Common Stock; N/A – Single Class	Over $100,000 Over $100,000 Over $100,000 in each

(1)
Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

DESCRIPTION OF CAPITAL STOCK OF GOLUB CAPITAL BDC, INC.
The following description is based on relevant portions of the DGCL and on GBDC’s certificate of incorporation and bylaws and does not reflect the proposed amendment to GBDC’s certificate of incorporation described elsewhere in this joint proxy statement/prospectus. See “GBDC Proposal 1: Approval of the Certificate of Incorporation Amendment Proposal” for a description of the amendment to GBDC’s certificate of incorporation that GBDC is asking its stockholders to approve. This summary is not necessarily complete, and we refer you to the DGCL and GBDC’s certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.
Capital Stock
GBDC’s authorized stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. GBDC Common Stock is traded on The Nasdaq Global Select Market under the ticker symbol “GBDC.” There are no outstanding options or warrants to purchase GBDC’s stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, GBDC’s stockholders generally are not personally liable for its debts or obligations.
The following are GBDC’s outstanding classes of securities as of July 2, 2019:
(1) Title of Class	(2) Amount Authorized	(3) Amount Held by GBDC or for GBDC’s Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	—	60,715,756
Preferred Stock	1,000,000	—	—
GBDC Common Stock
All shares of GBDC Common Stock have equal rights as to earnings, assets, dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of GBDC Common Stock if, as and when authorized by the GBDC Board and declared by GBDC out of funds legally available therefrom. Shares of GBDC Common Stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of GBDC’s liquidation, dissolution or winding up, each share of its common stock would be entitled to share ratably in all of its assets that are legally available for distribution after GBDC pays all debts and other liabilities and subject to any preferential rights of holders of its preferred stock, if any preferred stock is outstanding at such time. Each share of GBDC Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of GBDC Common Stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of GBDC’s directors, and holders of less than a majority of such shares will not be able to elect any directors.
GBDC Preferred Stock
In addition to shares of GBDC Common Stock, GBDC’s certificate of incorporation authorizes the issuance of preferred stock. GBDC may issue preferred stock from time to time in one or more classes or series without GBDC stockholder approval. Prior to issuance of shares of each class or series, the GBDC Board is required by Delaware law and by GBDC’s certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the GBDC Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of GBDC Common Stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The 1940 Act currently requires that (i) immediately after issuance and before any dividend or other distribution is made with respect to GBDC Common Stock and before any purchase of GBDC Common Stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of GBDC’s total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, (ii) the holders of shares of GBDC preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the GBDC preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of GBDC Common Stock on a proposal to cease operations as a business development company. GBDC believes that the availability for issuance of preferred stock will provide GBDC with increased flexibility in structuring future financings and acquisitions.
For any series of preferred stock that GBDC may issue, the GBDC Board will determine and the articles supplementary and the prospectus supplement relating to such series will describe:
•
the designation and number of shares of such series;

•
the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•
any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•
the rights and preferences, if any, of holders of shares of such series upon GBDC’s liquidation, dissolution or winding up of its affairs;

•
the voting powers, if any, of the holders of shares of such series;

•
any provisions relating to the redemption of the shares of such series;

•
any limitations on GBDC’s ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•
any conditions or restrictions on GBDC’s ability to issue additional shares of such series or other securities;

•
if applicable, a discussion of certain U.S. federal income tax considerations; and

•
any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that GBDC may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by the GBDC Board, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative.
Provisions of the DGCL and GBDC’s Certificate of Incorporation and Bylaws
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
The indemnification of GBDC’s officers and directors is governed by Section 145 of the DGCL, and GBDC’s certificate of incorporation and bylaws. Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if  (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.
Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.
DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.
GBDC’s certificate of incorporation provides that its directors will not be liable to GBDC or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. DGCL Section 102(b)(7) provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.
GBDC’s certificate of incorporation and bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may hereafter be amended. In addition, GBDC has entered into indemnification agreements with each of its directors and officers in order to effect the foregoing except to the extent that such indemnification would exceed the limitations on indemnification under Section 17(h) of the 1940 Act.

Delaware Anti-Takeover Law
The DGCL and GBDC’s certificate of incorporation and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire GBDC by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of GBDC to negotiate first with its board of directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of GBDC’s stockholders. GBDC believes, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.
GBDC is subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:
•
prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•
upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

•
on or after the date the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines “business combination” to include the following:
•
any merger or consolidation involving the corporation and the interested stockholder;

•
any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

•
subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•
any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

•
the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.
The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire GBDC.
Election of Directors
GBDC’s certificate of incorporation and bylaws provide that the affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting of stockholders and entitled to vote thereat will be required to elect a director. Under GBDC’s certificate of incorporation, the GBDC Board may amend the bylaws to alter the vote required to elect directors.
Classified Board of Directors
The GBDC Board is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of GBDC or removal of its incumbent management more difficult. GBDC believes, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of its management and policies.
Number of Directors; Removal; Vacancies
GBDC’s certificate of incorporation provides that the number of directors will be set only by the GCIC Board by resolution or amendment to its bylaws adopted by the affirmative vote of a majority of the directors. The GBDC Bylaws provide that a majority of its entire board of directors may at any time increase or decrease the number of directors. However, unless the GBDC Bylaws are amended, the number of directors may never be less than four nor more than eight. Under the DGCL, unless the certificate of incorporation provides otherwise (which GBDC’s certificate of incorporation does not), directors on a classified board such as the GBDC Board may be removed only for cause. Under GBDC’s certificate of incorporation and bylaws, any vacancy on the GBDC Board, including a vacancy resulting from an enlargement of the GBDC Board, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of GBDC’s stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of GBDC.
Action by Stockholders
Under GBDC’s certificate of incorporation, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
The GBDC Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the GBDC Board and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the GBDC Board, (2) pursuant to GBDC’s notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the GBDC Board at a special meeting may be made only by or at the direction of the GBDC Board, and provided that the GBDC Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give GBDC advance notice of nominations and other business is to afford the GBDC Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the GBDC Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the GBDC Bylaws do not give the GBDC Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to GBDC and its stockholders.
Stockholder Meetings
The GBDC Bylaws provide that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. In addition, in lieu of such a meeting, any such action may be taken by the unanimous written consent of GBDC’s stockholders. GBDC’s certificate of incorporation and bylaws also provide that, except as otherwise required by law, special meetings of the stockholders can only be called by the chairman of the board, the chief executive officer or the GBDC Board. In addition, the GBDC Bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to the GBDC Board. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the GBDC Board, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of GBDC’s outstanding voting securities.
Calling of Special Meetings of Stockholders
GBDC’s certificate of incorporation and bylaws provide that special meetings of stockholders may be called by the GBDC Board, the chairman of the board and its chief executive officer.
Conflict with 1940 Act
The GBDC Bylaws provide that, if and to the extent that any provision of the DGCL or any provision of its certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF CAPITAL STOCK OF GOLUB CAPITAL INVESTMENT CORPORATION
The following description is based on relevant portions of the MGCL and on GCIC’s charter and bylaws. This summary is not necessarily complete, and we refer you to the MGCL and GCIC’s charter and bylaws for a more detailed description of the provisions summarized below.
Capital Stock
GCIC’s authorized stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. GCIC Common Stock is not listed on a national stock exchange. There are no outstanding options or warrants to purchase GCIC’s stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, GCIC’s stockholders generally are not personally liable for GCIC’s debts or obligations.
The following are GCIC’s outstanding classes of securities as of July 2, 2019:
(1) Title of Class	(2) Amount Authorized	(3) Amount Held by GCIC or for GCIC’s Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000	—	78,053,988.796
Preferred Stock	1,000,000	—	—
GCIC Common Stock
Under GCIC’s charter, the GCIC Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the MGCL, GCIC’s charter provides that the GCIC Board, without any action by GCIC stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that GCIC has authority to issue.
All shares of GCIC Common Stock have equal rights as to earnings, assets, dividends and other distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of GCIC Common Stock if, as and when authorized by its board of directors and declared by GCIC out of funds legally available therefrom. Shares of GCIC Common Stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of GCIC’s liquidation, dissolution or winding up, each share of its common stock would be entitled to share ratably in all of its assets that are legally available for distribution after GCIC pays all debts and other liabilities and subject to any preferential rights of holders of its preferred stock, if any preferred stock is outstanding at such time. Each share of GCIC Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of GCIC Common Stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of GCIC’s directors, and holders of less than a majority of such shares will not be able to elect any directors.
GCIC Preferred Stock
In addition to shares of GCIC Common Stock, GCIC’s charter authorizes the issuance of preferred stock. GCIC may issue preferred stock from time to time in one or more classes or series without GCIC stockholder approval. Prior to issuance of shares of each class or series, the GCIC Board is required by Maryland law and by GCIC’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the GCIC Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of GCIC Common Stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.
The 1940 Act currently requires that (i) immediately after issuance and before any dividend or other distribution is made with respect to GCIC Common Stock and before any purchase of GCIC Common Stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of GBDC’s total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, (ii) the holders of shares of GCIC preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the GCIC preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of GCIC Common Stock on a proposal to cease operations as a business development company. GCIC believes that the availability for issuance of preferred stock will provide GCIC with increased flexibility in structuring future financings and acquisitions.
For any series of preferred stock that GCIC may issue, the GCIC Board will determine and the articles supplementary and the prospectus supplement relating to such series will describe:
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the designation and number of shares of such series;

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the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

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any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

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the rights and preferences, if any, of holders of shares of such series upon GCIC’s liquidation, dissolution or winding up of its affairs;

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the voting powers, if any, of the holders of shares of such series;

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any provisions relating to the redemption of the shares of such series;

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any limitations on GCIC’s ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

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any conditions or restrictions on GCIC’s ability to issue additional shares of such series or other securities;

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if applicable, a discussion of certain U.S. federal income tax considerations; and

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any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that GCIC may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by the GCIC Board, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative.
Transfer and Resale Restrictions
GCIC sold and continues to sell shares of its common stock in a private placement in the United States under the exemption provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder, Regulation S under the Securities Act and other exemptions from the registration requirements of the Securities Act. Investors who acquire shares of GCIC Common Stock in its private placement are required to complete, execute and deliver a Subscription Agreement and related documentation, which includes customary representations and warranties, certain covenants and restrictions and indemnification provisions. Additionally, such investors may be required to provide due diligence information for compliance with certain legal requirements. GCIC does not presently intend to incur any placement or underwriting fees or sales commissions in connection with the private placement of its common stock, and GCIC will not incur any such fees or commissions if its net proceeds received upon a sale of its common stock after such costs would be less than the net asset value per share of its common stock.
Prior to an IPO of GCIC Common Stock, no transfer of GCIC’s investors’ commitments to purchase shares of GCIC Common Stock pursuant to Subscription Agreements (“Capital Commitments”) or all or any portion of its investors’ shares of its common stock may be made without (a) registration of the transfer on its books and (b) GCIC’s prior written consent. In any event, GCIC’s consent may be withheld (i) if the creditworthiness of the proposed transferee, as determined by GCIC in its sole discretion, is not sufficient to satisfy all obligations under the Subscription Agreement or (ii) unless, in the opinion of counsel satisfactory in form and substance to GCIC:
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such transfer would not violate the Securities Act or any state (or other jurisdiction) securities or “blue sky” laws applicable to GCIC or the shares to be transferred; and

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in case of transfer to:

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an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to ERISA;

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a “plan” described in Section 4975(e)(1) of the Code, that is subject to Section 4975 of the Code;

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an entity that is, or is deemed to be, using (under the Plan Assets Regulation or otherwise for purposes of ERISA or Section 4975 of the Code) “plan assets” to purchase or hold its investments; or

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a person (including an entity) that has discretionary authority or control with respect to GCIC’s assets or a person who provides investment advice with respect to GCIC’s assets or an “affiliate” of such person such transfer would not be a “prohibited transaction” under ERISA or Section 4975 of the Code or cause all or any portion of GCIC’s assets to constitute “plan assets” under ERISA or Section 4975 of the Code.
Any person that acquires all or any portion of GCIC’s investors’ shares of its common stock in a transfer permitted under the Subscription Agreement shall be obligated to pay to GCIC the appropriate portion of any amounts thereafter becoming due in respect of the Capital Commitment committed to be made by its predecessor in interest. GCIC’s investors shall remain liable for their Capital Commitments prior to the time, if any, when the purchaser, assignee or transferee of such shares, or fraction thereof, becomes a holder of such shares.
Furthermore, should there be an initial public offering of GCIC Common Stock, holders of its common stock will be subject to lock-up restrictions pursuant to which they will be prohibited from selling shares of GCIC Common Stock for a minimum of 180 days after the pricing of such initial public offering. The specific terms of this restriction and any other limitations on the sale of GCIC Common Stock in connection with or following an initial public offering will be agreed in advance between the GCIC Board and GC Advisors, acting on behalf of GCIC’s investors, and the underwriters of the initial public offering.
Provisions of the MGCL and GCIC’s Charter and Bylaws
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
The MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. GCIC’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

GCIC’s charter authorizes it, to the maximum extent permitted by the MGCL and subject to the requirements of the 1940 Act, to obligate GCIC to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, any present or former director or officer or any individual who, while a director or officer and at GCIC’s request, serves or has served another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan, or other enterprise as a director, officer, partner, member, manager or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.
The GCIC Bylaws obligate it, to the maximum extent permitted by the MGCL and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and GCIC’s request, serves or has served another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee and who is made, or threatened to be made, a party to a proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and, without requiring a preliminary determination of the ultimate entitlement to indemnification to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. GCIC’s charter and bylaws also permit it to indemnify and advance expenses to any person who served a predecessor of GCIC in any of the capacities described above and any of GCIC’s employees or agents or any employees or agents of GCIC’s predecessor. In accordance with the 1940 Act, GCIC will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
The MGCL requires a corporation (unless its charter provides otherwise, which GCIC’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, the MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of  (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Election of Directors
The GCIC Bylaws provide that the affirmative vote of a majority of the total votes cast “for” or “against” a nominee for director at a duly called meeting of stockholders at which a quorum is present is required to elect a director in an uncontested election. In a contested election, directors are elected by a plurality of the votes cast at a meeting of stockholders duly called and at which is a quorum is present. Under the GCIC Bylaws, the GCIC Board may amend the bylaws to alter the vote required to elect directors.
Classified Board of Directors
The GCIC Board is divided into three classes of directors serving classified terms, with the term of office of only one of the three classes expiring at each annual meeting. At each annual meeting of stockholders, directors of the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders following the meeting at which they were elected and until their successors are duly elected and qualified. A classified board may render a change in control of GCIC or removal of GCIC’s incumbent management more difficult. GCIC believes, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of its management and policies.
Number of Directors; Removal; Vacancies
GCIC’s charter and bylaws provide that the number of directors will be set only by the GCIC Board. The GCIC Bylaws provide that a majority of its entire board of directors may at any time increase or decrease the number of directors. However, unless the GCIC Bylaws are amended, the number of directors may never be less than the minimum number required by the MGCL nor more than 12. GCIC has elected to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the GCIC Board. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the GCIC Board, including a vacancy resulting from an enlargement of the GCIC Board, may be filled only by vote of a majority of the directors then in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. GCIC’s charter provides that a director may be removed only for cause, as defined in GCIC’s charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. The limitations on the ability of GCIC’s stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of GCIC.
Action by Stockholders
Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous consent, which GCIC’s charter does not). These provisions, combined with the requirements of the GCIC Bylaws regarding the calling of a stockholder-requested meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
The GCIC Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the GCIC Board and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the GCIC Board, (2) pursuant to GCIC’s notice of meeting or (3) by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in GCIC’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the GCIC Board at a special meeting may be made only (1) by or at the direction of the GCIC Board or (2) provided that the special meeting has been called in accordance with the GCIC Bylaws for the purposes of electing directors, by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give GCIC advance notice of nominations and other business is to afford the GCIC Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by the GCIC Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the GCIC Bylaws do not give its board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to GCIC and its stockholders.
Calling of Special Meetings of Stockholders
The GCIC Bylaws provide that special meetings of stockholders may be called by the GCIC Board and certain of its officers. Additionally, the GCIC Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, converge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless the action is declared advisable by the GCIC Board and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all the votes entitled to be cast on the matter. GCIC’s charter provides for approval of these matters, other than charter amendments, by the affirmative vote of the holders of a majority of the total number of shares entitled to vote on the matter.
GCIC’s charter and bylaws provide that the GCIC Board will have the exclusive power to adopt, alter or repeal any provision of its bylaws and to make new bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the MGCL, GCIC’s charter provides that stockholders will not be entitled to exercise rights of objecting stockholders.
Control Share Acquisitions
The Maryland Control Share Acquisition Act, which GCIC refers to as the Control Share Acquisition Act, provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
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one-tenth or more but less than one-third;

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a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in the GCIC Bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.
The GCIC Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of its shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future to the extent permitted by the 1940 Act.
Business Combinations
Under the MGCL, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. GCIC refers to these provisions as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
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any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

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an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
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80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under the MGCL, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. The GCIC Board may adopt a resolution that any business combination between it and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. The Business Combination Act may discourage third parties from trying to acquire control of GCIC and increase the difficulty of consummating such an offer. In connection with its approval of the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement, the GCIC Board adopted a resolution to exempt such transactions from the Business Combination Act.
Conflict with 1940 Act
The GCIC Bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if GCIC amends its bylaws to be subject to such Act) and the Business Combination Act, or any provision of GCIC’s charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

GOLUB CAPITAL BDC, INC. DIVIDEND REINVESTMENT PLAN
GBDC has adopted a dividend reinvestment plan that provides for reinvestment of its dividends and other distributions on behalf of its stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the GBDC Board authorizes, and GBDC declares, a cash dividend or other distribution, then its stockholders who have not “opted out” of GBDC’s dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of GBDC Common Stock, rather than receiving the cash distribution.
No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of GBDC Common Stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and GBDC’s transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of GBDC Common Stock and a check for any fractional share.
Those GBDC stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.
GBDC may use primarily newly issued shares to implement the plan, whether its shares are trading at a premium or at a discount to net asset value. However, GBDC reserves the right to purchase shares in the open market in connection with its implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of GBDC Common Stock at the close of regular trading on The Nasdaq Global Select Market on the date of such distribution, provided that in the event the market price per share on the date of such distribution exceeds the most recently computed net asset value per share, GBDC will issue shares at the greater of the most recently computed net asset value per share or 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeds the most recently computed net asset value per share). The market price per share on that date will be the closing price for such shares on The Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of GBDC Common Stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of GBDC stockholders have been tabulated.
There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees are paid by GBDC. If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.
GBDC stockholders who receive dividends and other distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from GBDC generally will be equal to the total dollar value of the distribution paid to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account. To the extent a stockholder is subject to U.S. federal withholding tax on a distribution, GBDC will withhold the applicable tax and the balance will be reinvested in its common stock (or paid to such stockholder in cash if the stockholder has opted out of its dividend reinvestment plan).

GOLUB CAPITAL INVESTMENT CORPORATION DIVIDEND REINVESTMENT PLAN
GCIC has adopted a dividend reinvestment plan that provides for reinvestment of its dividends and other distributions on behalf of its stockholders, unless a stockholder elects to receive cash as provided below. As a result, if the GCIC Board authorizes, and GCIC declares, a cash dividend or other distribution, then GCIC’s stockholders who have not “opted out” of its dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of its common stock, rather than receiving the cash distribution. Upon closing of the Merger, the GCIC dividend reinvestment plan will terminate. See “Golub Capital BDC, Inc. Dividend Reinvestment Plan” for a description of the GBDC dividend reinvestment plan that will apply to former GCIC stockholders upon closing of the Merger.
No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of GCIC Common Stock. A registered stockholder may elect to receive an entire distribution in cash by notifying GCIC, in its capacity as plan administrator, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of GCIC Common Stock and a check for any fractional share.
Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.
Prior to the pricing of an initial public offering of GCIC Common Stock or the listing of GCIC’s shares on a national securities exchange, GCIC will use newly issued shares of common stock to implement the plan issued at net asset value per share determined as of the valuation date fixed by its board of directors for such dividend or distribution. The number of shares of common stock to be issued to a stockholder prior to the pricing of an initial public offering of GCIC Common Stock or the listing of GCIC’s shares on a national securities exchange would be determined by dividing the total dollar amount of the dividend or distribution payable to such stockholder by the net asset value per share.
After the pricing of an initial public offering of GCIC Common Stock or the listing of its shares on a national securities exchange, if any, GCIC may use newly issued shares to implement the plan, whether its shares are trading at a premium or at a discount to net asset value. However, GCIC expects to reserve the right to purchase shares in the open market in connection with its expected implementation of the plan. The number of shares to be issued to a stockholder is expected to be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of GCIC Common Stock at the close of regular trading on the national securities exchange on which its shares are listed on the date of such distribution, provided that in the event the market price per share on the date of such distribution exceeds the most recently computed net asset value per share, GCIC would expect to issue shares at the greater of the most recently computed net asset value per share or 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeds the most recently computed net asset value per share). The market price per share on that date would be the closing price for such shares on the national securities exchange on which GCIC’s shares are listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of GCIC Common Stock to be outstanding after giving effect to payment of the dividend or distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of its stockholders have been tabulated.
There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees are paid by GCIC. If a participant elects by written notice to the plan administrator prior to termination of his or her account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from GCIC generally will be equal to the total dollar value of the distribution paid to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account. To the extent a stockholder is subject to U.S. federal withholding tax on a distribution, GCIC will withhold the applicable tax and the balance will be reinvested in its common stock (or paid to such stockholder in cash if the stockholder has opted out of GCIC’s dividend reinvestment plan).
Participants may terminate their accounts under the plan by filling out the transaction request form located at the bottom of the participant’s statement and sending it to the plan administrator at the address below.
The plan may be terminated or suspended by GCIC upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by GCIC. All correspondence concerning the plan should be directed to the plan administrator by mail at Golub Capital Investment Corporation, Attention: Investor Relations, 666 Fifth Avenue, 18th Floor, New York, NY 10103.
If GCIC withdraws or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.
If you hold GCIC Common Stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

COMPARISON OF GBDC AND GCIC STOCKHOLDER RIGHTS
The following is a summary of the material differences between the rights of GBDC and GCIC stockholders. The following discussion is not intended to be complete and is qualified by reference to GBDC’s certificate of incorporation, the GBDC Bylaws, the GCIC Charter, the GCIC Bylaws, the MGCL and DGCL. These documents are incorporated by reference in this document and will be sent to stockholders of GBDC and GCIC upon request. See “Where You Can Find More Information.”
GCIC is a Maryland corporation subject to the MGCL, and GBDC is a Delaware corporation subject to the DGCL. Both GBDC and GCIC afford similar rights to their stockholders. Among the material differences between GBDC and GCIC stockholder rights are the voting thresholds required for charter amendments. For more information, see the table below.
	Rights of GBDC Stockholders	Rights of GCIC Stockholders
Authorized Stock	GBDC is authorized to issue 101,000,000 shares of stock, consisting of 100,000,000 shares of GBDC Common Stock and 1,000,000 shares of GBDC preferred stock. Upon approval of the GBDC stockholders of the Certificate of Incorporation Amendment Proposal and the filing of the amendment to GBDC’s certificate of incorporation attached hereto as Annex A with the Secretary of State of the State of Delaware, GBDC will be authorized to issue 201,000,000 shares of stock, consisting of 200,000,000 shares of GBDC Common Stock and 1,000,000 shares of GBDC preferred stock.	GCIC is authorized to issue 101,000,000 shares of stock, consisting of 100,000,000 shares of GCIC Common Stock and 1,000,000 shares of GCIC preferred stock.
Number of Directors	GBDC’s certificate of incorporation provides that the number of directors will be set by the affirmative vote of a majority of the GBDC Board. GBDC’s Bylaws provide that the number of directors shall be not less than 4 nor more than 8, and the exact number of directors will be fixed from time to time by a majority of the GBDC Board.	The GCIC Charter provides that the number of directors is six, which number may be increased or decreased by the GCIC Board pursuant to the GCIC Bylaws or GCIC Charter. However, the number of directors shall never be less than the minimum required by the MGCL. The MGCL provides that each corporation must have at least one director. GCIC’s Bylaws provide that a majority of the entire GCIC Board may increase or decrease the number of directors, provided that the number may never be less than the minimum number required by the MGCL nor more than 12.
Amendment of Certificate of Incorporation/Charter	GBDC’s certificate of incorporation provides that GBDC may make any amendment to the GBDC certificate of incorporation as authorized by law, including an amendment to all rights conferred on stockholders. The DGCL requires that the board of directors proposing a charter amendment shall adopt a resolution setting forth the proposed amendment and declaring that it is advisable and direct that the proposed amendment be submitted for consideration at either an annual or special meeting of stockholders. The proposed amendment must be approved by the stockholders of GBDC by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The DGCL provides that the holders of the outstanding shares of a class are entitled to vote as a class upon a proposed amendment, whether or not entitled to vote on the amendment by the certificate of incorporation, if the	The GCIC Charter provides that GCIC may make any amendment to the GCIC Charter as authorized by law, including any amendment altering the terms or contract rights of any shares of outstanding stock. The MGCL requires that the board of directors proposing a charter amendment shall adopt a resolution setting forth the proposed amendment and declaring its advisability and direct that the proposed amendment be submitted for consideration at either an annual or special meeting of stockholders. Pursuant to a provision in the GCIC Charter, any proposed amendment must be approved by stockholders by the affirmative vote of a majority of all the votes entitled to be cast on the amendment. The GCIC Charter provides that a majority of the entire GCIC Board, without any action by the GCIC stockholders, may amend the GCIC Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of

	Rights of GBDC Stockholders	Rights of GCIC Stockholders
	amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely.	any class or series that GCIC has authority to issue.
Business Combinations with Interested Stockholders	GBDC is subject to Section 203 of the DGCL, which prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for three years after the date that the stockholder became an interested stockholder subject to certain exceptions including that the business combination is approved by the board of directors. See “Description of Capital Stock of Golub Capital BDC, Inc. — Provisions of the DGCL and GBDC’s Certificate of Incorporation and Bylaws — Delaware Anti-Takeover Law.”	The GCIC Board has adopted a resolution exempting the Merger from the provisions of the Maryland Business Combination Act. The GCIC Board has not adopted a resolution exempting any other transaction from the provisions of the Maryland Business Combination Act.
Voting Rights	Each share of GBDC Common Stock is entitled to one vote. Except as may be provided by the GBDC Board in any preferred stock designation, the holders of GBDC Common Stock exclusively possess all voting power.	Each share of GCIC Common Stock is entitled to one vote. Prior to issuance of classified or reclassified shares of any class or series, the GCIC Board may set or change the voting powers (including exclusive voting rights, if any) for each class or series.
Redemption Rights	GBDC Common Stock is not subject to redemption by GBDC. However, subject to restrictions under applicable law, GBDC may from time to time offer to repurchase GBDC Common Stock from all or certain stockholders.	GCIC Common Stock is not subject to redemption by GCIC. However, subject to restrictions under applicable law, GCIC may from time to time offer to repurchase GCIC Common Stock from all or certain stockholders.

REGULATION
GBDC is a business development company under the 1940 Act and has elected to be treated as a RIC under the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors of a business development company be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that GBDC may not change the nature of its business so as to cease to be, or withdraw its election as, a business development company without the approval of a majority of its outstanding voting securities.
GBDC may invest up to 100% of its assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, GBDC may, for the purpose of public resale, be deemed an “underwriter,” as that term is defined in the Securities Act. GBDC’s intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of its portfolio companies, except that GBDC may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, GBDC may purchase or otherwise receive warrants to purchase the common stock of GBDC’s portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, GBDC may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. GBDC also does not intend to acquire securities issued by any investment company in excess of the limits imposed by the 1940 Act. With regard to that portion of GBDC’s portfolio invested in securities issued by investment companies, it should be noted that such investments might subject GBDC’s stockholders to additional expenses. None of these policies, or any of GBDC’s other policies, is fundamental and each may be changed without stockholder approval. To the extent GBDC adopts any fundamental policies, no person from whom GBDC borrows will have, in his or her capacity as lender or debt holder, either a veto power or a vote in approving or changing any of GBDC’s fundamental policies.
Qualifying Assets
Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to GBDC’s business are the following:
(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:
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is organized under the laws of, and has its principal place of business in, the United States;

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is not an investment company (other than an SBIC wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

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satisfies either of the following:

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does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250.0 million market capitalization maximum; or

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is controlled by a business development company or a group of companies including a business development company, the business development company actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the business development company has an affiliated person who is a director of the eligible portfolio company.

(2) Securities of any eligible portfolio company which GBDC controls.
(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and GBDC already owns 60% of the outstanding equity of the eligible portfolio company.
(5) Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.
The regulations defining and interpreting qualifying assets may change over time. GBDC may adjust its investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.
GBDC looks through its consolidated subsidiaries to the underlying holdings (considered together with portfolio assets held outside of GBDC’s consolidated subsidiaries) for purposes of determining compliance with the 70% qualifying assets requirement of the 1940 Act. At least 70% of GBDC’s assets will be eligible assets.
Managerial Assistance to Portfolio Companies
A business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, when the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Administrator has agreed to provide such managerial assistance on GBDC’s behalf to portfolio companies that request this assistance.
Temporary Investments
Pending investment in other types of qualifying assets, as described above, GBDC’s investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which GBDC refers to, collectively, as temporary investments, so that 70% of its assets are qualifying assets or temporary investments. Typically, GBDC will invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as GBDC, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of GBDC’s assets that may be invested in such repurchase agreements. However, if more than 25% of GBDC’s total assets constitute repurchase agreements from a single counterparty, GBDC would generally not meet the Diversification Tests, as defined in section 851(b)(3) of the Code, in order to qualify as a RIC for U.S. federal income tax purposes.
Accordingly, GBDC does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. GC Advisors will monitor the creditworthiness of the counterparties with which GBDC enters into repurchase agreement transactions.

Senior Securities
GBDC is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to its common stock if its asset coverage, as that term is defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. On March 23, 2018, the SBCAA was enacted into law. The SBCAA, among other things, amended Section 61(a) of the 1940 Act to add a new Section 61(a)(2) that reduces the asset coverage requirement applicable to business development companies, from 200% to 150% so long as the business development company meets certain disclosure requirements and obtains certain approvals. The reduced asset coverage requirement would permit a business development company to have a ratio of total consolidated assets to outstanding indebtedness of 2:1 as compared to a maximum of 1:1 under the 200% asset coverage requirement. Effectiveness of the reduced asset coverage requirement to a business development company requires approval by either (1) a “required majority,” as defined in Section 57(o) of the 1940 Act, of such business development company’s board of directors with effectiveness one year after the date of such approval or (2) a majority of votes cast at a special or annual meeting of such business development company’s stockholders at which a quorum is present, which can be effective as soon as the day after such stockholder approval. On February 5, 2019, GBDC’s stockholders voted to approve the application of the reduced asset coverage requirements to 150% in accordance with Section 61(a)(2) of the 1940 Act, as amended by the SBCAA, and the reduced asset coverage requirements approved by GBDC’s stockholders became effective as of February 6, 2019. In addition, while any senior securities remain outstanding, GBDC must make provisions to prohibit any distribution to its stockholders or the repurchase of such securities or shares unless GBDC meets the applicable asset coverage ratios at the time of the distribution or repurchase. GBDC may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes without regard to asset coverage, provided that any such borrowings in excess of 5% of the value of its total assets would be subject to the asset coverage ratio requirements of the 1940 Act, even if for temporary or emergency purposes. GBDC consolidates its financial results with all of its wholly-owned subsidiaries, including Holdings, the 2010 Issuer and the 2014 Issuer, for financial reporting purposes and measures its compliance with the leverage test applicable to business development companies under the 1940 Act on a consolidated basis. On September 13, 2011, GBDC received exemptive relief from the SEC to permit it to exclude the debt of its SBIC subsidiaries from GBDC’s 150% asset coverage test under the 1940 Act. As such, GBDC’s ratio of total consolidated assets to outstanding indebtedness may be less than 200% even if it does not approve the modified asset coverage requirement permitted by Section 61(a)(2) of the 1940 Act. This provides GBDC with increased investment flexibility but also increases its risks related to leverage.
Codes of Ethics
GBDC and GC Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by GBDC, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics from GBDC’s website at www.golubcapitalbdc.com. In addition, each code of ethics is available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.
Proxy Voting Policies and Procedures
GBDC has delegated its proxy voting responsibility to GC Advisors. The proxy voting policies and procedures of GC Advisors are set out below. The guidelines are reviewed periodically by GC Advisors and GBDC’s directors who are not “interested persons” and, accordingly, are subject to change.
Introduction
As an investment adviser registered under the Advisers Act, GC Advisors has a fiduciary duty to act solely in GBDC’s best interests. As part of this duty, GC Advisors recognizes that it must vote GBDC’s securities in a timely manner free of conflicts of interest and in GBDC’s best interests.

GC Advisors’ policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
GC Advisors votes proxies relating to GBDC’s portfolio securities in what it perceives to be the best interest of GBDC’s stockholders. GC Advisors reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities GBDC holds. In most cases GC Advisors will vote in favor of proposals that GC Advisors believes are likely to increase the value of the portfolio securities GBDC holds. Although GC Advisors will generally vote against proposals that may have a negative effect on GBDC’s portfolio securities, GC Advisors may vote for such a proposal if there exist compelling long-term reasons to do so.
GBDC’s proxy voting decisions are made by GC Advisors’ chief executive officer and president. To ensure that GC Advisors’ vote is not the product of a conflict of interest, GC Advisors requires that (1) anyone involved in the decision-making process disclose to GBDC’s chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how GC Advisors intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, GC Advisors will disclose such conflicts to GBDC, including GBDC’s independent directors, and may request guidance from GBDC on how to vote such proxies.
Proxy Voting Records
You may obtain information without charge about how GC Advisors voted proxies during the most recent 12-month period ended December 31, 2018 by making a written request for proxy voting information to: Golub Capital BDC, Inc., Attention: Investor Relations, 666 Fifth Avenue, 18th Floor, New York, NY 10103, or by calling GBDC collect at (212) 750-6060.
Privacy Principles
GBDC is committed to maintaining the privacy of its stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information GBDC collects, how GBDC protects that information and why, in certain cases, GBDC may share information with select other parties.
Generally, GBDC does not receive any nonpublic personal information relating to its stockholders, although certain nonpublic personal information of its stockholders may become available to it. GBDC does not disclose any nonpublic personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
GBDC restricts access to nonpublic personal information about its stockholders to employees of GC Advisors and its affiliates with a legitimate business need for the information. GBDC will maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its stockholders.
Other
Under the 1940 Act, GBDC is are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect it against larceny and embezzlement. Furthermore, as a business development company, GBDC is prohibited from protecting any director or officer against any liability to it or its stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
GBDC and GC Advisors are required to adopt and implement written policies and procedures reasonably designed to prevent violation of relevant federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering these policies and procedures.

GBDC may also be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of its board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the business development company prohibition on transactions with affiliates to prohibit “joint transactions” among entities that share a common investment adviser. The staff of the SEC has granted no-action relief pursuant to which purchases by GBDC and other accounts sponsored or managed by GC Advisors or its affiliates of a single class of privately placed securities are permitted provided that GC Advisors negotiates no term other than price and certain other conditions are met. Any co-investment would be made subject to compliance with existing regulatory guidance, applicable regulations and GBDC’s allocation procedures. If opportunities arise that would otherwise be appropriate for GBDC and for another account sponsored or managed by GC Advisors to make different investments in the same issuer, GC Advisors will need to decide which account will proceed with the investment. Moreover, in certain circumstances, GBDC may be unable to invest in an issuer in which another account sponsored or managed by GC Advisors has previously invested.
On February 27, 2017, GC Advisors and certain other funds and accounts sponsored or managed by GC Advisors and its affiliates, received exemptive relief from the SEC that permits GBDC greater flexibility to negotiate the terms of co-investments if the GBDC Board determines that it would be advantageous for it to co-invest with other accounts sponsored or managed by GC Advisors or its affiliates in a manner consistent with its investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. GBDC believes that co-investment by GBDC and accounts sponsored or managed by the GC Advisors and its affiliates may afford it additional investment opportunities and the ability to achieve greater diversification. Under the terms of this exemptive relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of GBDC’s independent directors is required to make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to GBDC and its stockholders and do not involve overreaching of GBDC or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of GBDC’s stockholders and is consistent with its investment strategies and policies. GBDC believes that co-investments by it and other accounts sponsored or managed by GC Advisors and its affiliates may afford GBDC additional investment opportunities and an ability to achieve greater diversification.
Sarbanes-Oxley Act
The Sarbanes-Oxley Act imposes a variety of regulatory requirements on companies with a class of securities registered under the Exchange Act and their insiders. Many of these requirements affect GBDC. For example:
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GBDC’s principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in its periodic reports;

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GBDC’s periodic reports must disclose its conclusions about the effectiveness of its disclosure controls and procedures;

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GBDC’s management must prepare an annual report regarding its assessment of its internal control over financial reporting, which must be audited by its independent registered public accounting firm; and

•
GBDC’s periodic reports must disclose whether there were significant changes in its internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires GBDC to review its current policies and procedures to determine whether it complies with the Sarbanes-Oxley Act and the regulations promulgated under such act. GBDC will continue to monitor its compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that GBDC complies with that act in the future.
Small Business Investment Company Regulations
GBDC operates the SBIC Funds as wholly-owned subsidiaries of GBDC. The SBIC Funds each may rely on an exclusion from the definition of   “investment company” under the 1940 Act. As such, neither of these subsidiaries will elect to be regulated as a business development company under the 1940 Act.

The SBIC Funds each have investment objectives substantially similar to GBDC’s and make similar types of investments in accordance with SBIC regulations.
The licenses approved by the SBA for the SBIC Funds allow the SBIC Funds to incur leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment and certain approvals by the SBA and customary procedures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt, have a maturity of ten years, require semi-annual payments of interest and do not require any principal prior to maturity. Under the regulations applicable to SBICs, an SBIC may have outstanding debentures guaranteed by the SBA generally in an amount of up to twice its regulatory capital, which generally equates to the amount of its equity capital. SBIC regulations currently limit the amount that a single SBIC subsidiary may borrow to a maximum of $75.0 million, assuming that it has at least $87.5 million of equity capital. The SBICs are subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants.
Under present SBIC regulations, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $350.0 million and the maximum amount that may be issued by a single SBIC licensee is $150.0 million. As of March 31, 2019, SBIC IV, SBIC V and SBIC VI had $115.0 million, $150.0 million and $22.0 million of outstanding SBA-guaranteed debentures, respectively.
SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBIC regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.
Under present SBIC regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million and have average annual net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to “smaller” concerns, as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6.0 million and have average annual net income after U.S. federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBIC regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow on investments in the company, regardless of the size of the company at the time of the follow on investment, up to the time of the company’s initial public offering, if any.
The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending or investing outside the United States, to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates.
The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). An SBIC may exercise control over a small business for a period of up to seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.
The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of a SBIC, whether through ownership, contractual arrangements or otherwise.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBIC regulations in certain types of securities including direct obligations of, or obligations guaranteed as to principal and interest by, the U.S. government, which mature within 15 months from the date of the investment.
SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBIC regulations and are periodically required to file certain forms with the SBA.
Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by GBDC or any obligation that GBDC or any of its subsidiaries may incur.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
OF GOLUB CAPITAL bdc, INC. AND Golub capital Investment Corporation
GBDC’s securities are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association Corporate Trust Services is One Federal Street, 3rd Floor, Boston, Massachusetts 02110, telephone: (617) 603-6538. American Stock Transfer & Trust Company, LLC serves as GBDC’s transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, New York 11219, telephone: (800) 937-5449.
GCIC’s securities are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association Corporate Trust Services is One Federal Street, 3rd Floor, Boston, Massachusetts 02110, telephone: (617) 603-6538. American Stock Transfer & Trust Company, LLC serves as GCIC’s transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, New York 11219, telephone: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since GBDC will acquire and dispose of many of its investments in privately negotiated transactions, many of the transactions that GBDC engages in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by its board of directors, GC Advisors will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of GBDC’s portfolio transactions and the allocation of brokerage commissions. GC Advisors does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for GBDC under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. GC Advisors generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, GC Advisors may select a broker based upon brokerage or research services provided to GC Advisors and GBDC and any other clients. In return for such services, GBDC may pay a higher commission than other brokers would charge if GC Advisors determines in good faith that such commission is reasonable in relation to the services provided.
GBDC has not paid any brokerage commissions during the three most recent fiscal years.
LEGAL MATTERS
Certain legal matters regarding the securities offered hereby have been passed upon for GBDC by Dechert LLP, Boston, Massachusetts.
EXPERTS
The consolidated financial statements of Golub Capital BDC, Inc. and its consolidated subsidiaries at September 30, 2018 and 2017 and for each of the three years in the period ended September 30, 2018 and the effectiveness of Golub Capital BDC, Inc. and its consolidated subsidiaries’ internal control over financial reporting as of September 30, 2018, included in the proxy statement of Golub Capital BDC, Inc., which is referred to and made part of this Prospectus and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, located at 155 North Wacker Drive, Chicago, IL 60606, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
The consolidated financial statements of Golub Capital Investment Corporation and its consolidated subsidiaries at September 30, 2018 and 2017 and for each of the three years in the period ended September 30, 2018, included in the proxy statement of Golub Capital Investment Corporation, which is referred to and made a part of this Prospectus and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, located at 155 North Wacker Drive, Chicago, IL 60606, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

OTHER MATTERS
GBDC
The GBDC Board knows of no other matter that is likely to come before the GBDC Special Meeting or that may properly come before the GBDC Special Meeting, apart from the consideration of an adjournment or postponement.
If there appears not to be enough votes for a quorum or to approve the proposals at the GBDC Special Meeting, the presiding officer or the holders of a majority of the votes entitled to be cast by the GBDC stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the GBDC Special Meeting from time to time without notice other than announcement at the GBDC Special Meeting. Joshua M. Levinson and Ross A. Teune are the persons named as proxy and will vote proxies held by one of them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.
GCIC
The GCIC Board knows of no other matter that is likely to come before the GCIC Special Meeting or that may properly come before the GCIC Special Meeting, apart from the consideration of an adjournment or postponement.
If there appears not to be enough votes for a quorum or to approve the proposal at the GCIC Special Meeting, the chairman of the GCIC Special Meeting shall have the power to conclude or adjourn the GCIC Special Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the GCIC Special Meeting. The person(s) named as proxies will vote proxies held by them for such adjournment.
STOCKHOLDERS SHARING AN ADDRESS
Only one copy of this document may be delivered to two or more stockholders of GBDC or GCIC who share an address, unless contrary instructions from one or more of such stockholders have been provided to GBDC or GCIC, as applicable.
On written or oral request, GBDC or GCIC, as applicable, will deliver promptly a separate copy of this document to a stockholder at a shared address to which a single copy of this document was delivered. Stockholders sharing an address who wish, in the future, to receive separate copies or a single copy of GBDC’s or GCIC’s proxy statements and annual reports should provide written or oral notice to GBDC or GCIC, as applicable, at 666 Fifth Avenue, 18th Floor, New York, New York 10103, Attention: Investor Relations or by calling collect at (212) 750-6060.

WHERE YOU CAN FIND MORE INFORMATION
GBDC has filed with the SEC a registration statement on Form N-14 (of which this joint proxy statement/prospectus is a part), together with all amendments and related exhibits, under the Securities Act. The registration statement contains additional information about GBDC and the securities being offered by this document.
Each of GBDC and GCIC file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information GBDC and GCIC file with the SEC at www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
GBDC maintains a website at www.golubcapitalbdc.com and makes all of its annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through its website. Information contained on its website is not incorporated into this joint proxy statement/prospectus, and you should not consider information on its website to be part of this joint proxy statement/prospectus. You may also obtain such information by contacting GBDC in writing at 666 Fifth Avenue, 18th Floor, New York, New York 10103, Attention: Investor Relations.

INDEX TO FINANCIAL STATEMENTS
Index to Consolidated Financial Statements of Golub Capital Investment Corporation

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Financial Condition
(In thousands, except share and per share data)
	March 31, 2019	September 30, 2018
	(unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$1,874,593	$1,704,473
Non-controlled affiliate company investments	8,678	7,284
Controlled affiliate company investments	71,742	71,084
Total investments at fair value (amortized cost of $1,952,719 and $1,780,652, respectively)	1,955,013	1,782,841
Cash and cash equivalents	5,635	5,878
Foreign currencies (cost of $207 and $159, respectively)	207	159
Restricted cash, cash equivalents and foreign currencies (cost of $70,310 and $39,668, respectively)	70,308	39,668
Interest receivable	7,418	6,664
Other assets	1,027	342
Total Assets	$2,039,608	$1,835,552
Liabilities
Debt	$1,051,173	$845,683
Less unamortized debt issuance costs	4,938	2,934
Debt less unamortized debt issuance costs	1,046,235	842,749
Interest payable	9,851	4,135
Management and incentive fees payable	15,017	17,671
Accounts payable and accrued expenses	2,192	2,069
Accrued trustee fees	78	74
Total Liabilities	1,073,373	866,698
Commitments and Contingencies (Note 7)
Net Assets
Preferred stock, par value $0.001 per share, 1,000,000 shares authorized, zero shares issued and outstanding as of March 31, 2019 and September 30, 2018	—	—
Common stock, par value $0.001 per share, 100,000,000 shares authorized, 60,587,403 and 60,165,454 shares issued and outstanding as of March 31, 2019 and September 30, 2018, respectively	61	60
Paid in capital in excess of par	956,508	949,547
Distributable earnings	9,666	19,247
Total Net Assets	966,235	968,854
Total Liabilities and Total Net Assets	$2,039,608	$1,835,552
Number of common shares outstanding	60,587,403	60,165,454
Net asset value per common share	$15.95	$16.10
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Operations (unaudited)
(In thousands, except share and per share data)
	Three months ended March 31,		Six months ended March 31,
	2019	2018	2019	2018
Investment income
From non-controlled/non-affiliate company investments:
Interest income	$41,475	$34,215	$80,152	$67,407
Dividend income	19	13	58	610
Fee income	125	662	647	1,196
Total investment income from non-controlled/non-affiliate company investments	41,619	34,890	80,857	69,213
From non-controlled affiliate company investments:
Interest income	186	154	359	316
Total investment income from non-controlled affiliate company investments	186	154	359	316
From controlled affiliate company investments:
Dividend income	—	1,853	—	3,818
Total investment income from controlled affiliate company investments	—	1,853	—	3,818
Total investment income	41,805	36,897	81,216	73,347
Expenses
Interest and other debt financing expenses	10,636	7,906	20,420	15,620
Base management fee	6,594	5,929	13,033	11,859
Incentive fee	3,066	3,011	5,049	5,882
Professional fees	666	775	1,254	1,463
Administrative service fee	663	621	1,362	1,239
General and administrative expenses	124	127	225	245
Total expenses	21,749	18,369	41,343	36,308
Net investment income	20,056	18,528	39,873	37,039
Net gain (loss) on investments and foreign currency
Net realized gain (loss) on investments and foreign currency transactions:
Non-controlled/non-affiliate company investments	(1,852)	(618)	(3,800)	(137)
Foreign currency transactions	(9)	—	(39)	—
Net realized gain (loss) on investments and foreign currency transactions	(1,861)	(618)	(3,839)	(137)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation:
Non-controlled/non-affiliate company investments	(1,060)	5,829	(799)	6,817
Non-controlled affiliate company investments	(361)	5	(279)	564
Controlled affiliate company investments	1,077	(712)	1,183	64
Translation of assets and liabilities in foreign currencies	(63)	—	88	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(407)	5,122	193	7,445
Net gain (loss) on investments and foreign currency	(2,268)	4,504	(3,646)	7,308
Net increase in net assets resulting from operations	$17,788	$23,032	$36,227	$44,347
Per Common Share Data
Basic and diluted earnings per common share	$0.29	$0.39	$0.60	$0.75
Dividends and distributions declared per common share	$0.32	$0.32	$0.76	$0.72
Basic and diluted weighted average common shares outstanding	60,429,580	59,744,054	60,301,709	59,663,361
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets (unaudited)
(In thousands, except share data)
	Common Stock		Paid in Capital in Excess of Par	Distributable Earnings(1)	Total Net Assets
	Shares	Par Amount
Balance at September 30, 2017	59,577,293	$60	$939,307	$18,579	$957,946
Net increase in net assets resulting from operations:
Net investment income	—	—	—	37,039	37,039
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	(137)	(137)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	—	—	—	7,445	7,445
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	290,238	—	5,011	—	5,011
Distributions from distributable earnings(1)	—	—	—	(42,948)	(42,948)
Total increase (decrease) for the six months ended March 31, 2018	290,238	—	5,011	1,399	6,410
Balance at March 31, 2018	59,867,531	$60	$944,318	$19,978	$964,356
Balance at December 31, 2017	59,741,248	$60	$942,179	$16,063	$958,302
Net increase in net assets resulting from operations:
Net investment income	—	—	—	18,528	18,528
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	(618)	(618)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	—	—	—	5,122	5,122
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	126,283	—	2,139	—	2,139
Distributions from distributable earnings	—	—	—	(19,117)	(19,117)
Total increase (decrease) for the three months ended March 31, 2018	126,283	—	2,139	3,915	6,054
Balance at March 31, 2018	59,867,531	$60	$944,318	$19,978	$964,356
Balance at September 30, 2018	60,165,454	$60	$949,547	$19,247	$968,854
Net increase in net assets resulting from operations:
Net investment income	—	—	—	39,873	39,873
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	(3,839)	(3,839)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	—	—	—	193	193
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	421,949	1	6,961	—	6,962
Distributions from distributable earnings	—	—	—	(45,808)	(45,808)
Total increase (decrease) for the six months ended March 31, 2019	421,949	1	6,961	(9,581)	(2,619)
Balance at March 31, 2019	60,587,403	$61	$956,508	$9,666	$966,235
Balance at December 31, 2018	60,422,239	$60	$953,681	$11,213	$964,954
Net increase in net assets resulting from operations:
Net investment income	—	—	—	20,056	20,056
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	(1,861)	(1,861)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	—	—	—	(407)	(407)
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	165,164	1	2,827	—	2,828
Distributions from distributable earnings	—	—	—	(19,335)	(19,335)
Total increase (decrease) for the three months ended March 31, 2019	165,164	1	2,827	(1,547)	1,281
Balance at March 31, 2019	60,587,403	$61	$956,508	$9,666	$966,235

(1)
See Note 2. Significant Accounting Policies and Recent Accounting Updates.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Cash Flows (unaudited)
(In thousands)
	Six months ended March 31,
	2019	2018
Cash flows from operating activities
Net increase in net assets resulting from operations	$36,227	$44,347
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities
Amortization of deferred debt issuance costs	1,136	1,435
Accretion of discounts and amortization of premiums	(3,930)	(5,070)
Net realized (gain) loss on investments	3,800	137
Net realized (gain) loss on foreign currency and other transactions	(49)	—
Net change in unrealized (appreciation) depreciation on investments	(105)	(7,445)
Net change in unrealized (appreciation) depreciation on translation of assets and liabilities in foreign currencies	(83)	—
Proceeds from (fundings of) revolving loans, net	(4,051)	1,923
Fundings of investments	(310,935)	(271,602)
Proceeds from principal payments and sales of portfolio investments	143,900	207,777
PIK interest	(851)	(512)
Changes in operating assets and liabilities:
Interest receivable	(754)	(1,369)
Other assets	(685)	102
Interest payable	5,716	(1,138)
Management and incentive fees payable	(2,654)	1,944
Payable for investments purchased	—	350
Accounts payable and accrued expenses	123	(165)
Accrued trustee fees	4	3
Net cash (used in) provided by operating activities	(133,191)	(29,283)
Cash flows from financing activities
Borrowings on debt	1,070,586	263,850
Repayments of debt	(865,037)	(209,750)
Capitalized debt issuance costs	(3,140)	(1,082)
Proceeds from other short-term borrowings	21,719	—
Repayments on other short-term borrowings	(21,646)	—
Distributions paid	(38,846)	(37,937)
Net cash provided by (used in) financing activities	163,636	15,081
Net change in cash, cash equivalents, foreign currencies and restricted cash and cash equivalents	30,445	(14,202)
Cash, cash equivalents, foreign currencies and restricted cash and cash equivalents, beginning of period	45,705	62,558
Cash, cash equivalents, foreign currencies and restricted cash and cash equivalents, end of period	$76,150	$48,356
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$(13,568)	$(15,323)
Distributions declared during the period	(45,808)	(42,948)
Supplemental disclosure of noncash financing activity:
Proceeds from issuance of Class A-1-R, Class A-2-R, and Class B-R 2014 Notes	$—	$246,000
Redemptions of Class A-1, Class A-2, and Class B 2014 Notes	—	(246,000)
Stock issued in connection with dividend reinvestment plan	6,962	5,011
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Cash Flows (unaudited) – (continued)
(In thousands)
The following table provides a reconciliation of cash, cash equivalents, foreign currencies and restricted cash, cash equivalents and foreign currencies reported within the Consolidated Statements of Financial Condition that sum to the total of the same such amounts in the Consolidated Statements of Cash Flows:
	As of March 31,
	2019	2018
Cash and cash equivalents	$5,635	$5,868
Foreign currencies (cost of $207 and $0, respectively)	207	—
Restricted cash, cash equivalents and foreign currencies (cost of $70,310 and $42,488, respectively)	70,308	42,488
Total cash, cash equivalents, restricted cash and cash equivalents and foreign currencies shown in the Consolidated Statements of Cash Flows	$76,150	$48,356
See Note 2. Significant Accounting Policies and Recent Accounting Updates for a description of restricted cash, cash equivalents and foreign currencies.
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited)
March 31, 2019
(In thousands)
	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Investments
Non-controlled/non-affiliate company investments
Debt investments
Aerospace and Defense
ILC Dover, LP~	Senior loan	L + 4.75%(c)	7.63%	12/2023	$9,878	$9,799	1.0%	$9,878
NTS Technical Systems^*~	One stop	L + 6.25%(a)	8.74%	06/2021	22,299	22,116	2.3	22,299
NTS Technical Systems~	One stop	L + 6.25%(a)	8.74%	06/2021	3,682	3,649	0.4	3,682
NTS Technical Systems(5)	One stop	L + 6.25%	N/A(6)	06/2021	—	(43)	—	—
Tresys Technology Holdings, Inc.(7)	One stop	L + 6.75%(a)	9.25%	12/2019	3,899	3,845	0.1	1,170
Tresys Technology Holdings, Inc.(7)	One stop	L + 6.75%(a)	9.25%	12/2019	659	658	0.1	659
Tronair Parent, Inc.^	Senior loan	L + 4.75%(a)(c)	7.56%	09/2023	364	362	0.1	350
Tronair Parent, Inc.	Senior loan	L + 4.50%(a)(c)(f)	7.47%	09/2021	80	79	—	77
Whitcraft LLC^*	One stop	L + 6.25%(c)	8.85%	04/2023	12,376	12,250	1.3	12,376
Whitcraft LLC^	One stop	L + 6.25%(c)	8.85%	04/2023	193	191	—	193
Whitcraft LLC(5)	One stop	L + 6.25%	N/A(6)	04/2023	—	(1)	—	—
					53,430	52,905	5.3	50,684
Automobile
Dent Wizard International Corporation~	Senior loan	L + 4.00%(a)	6.50%	04/2020	4,454	4,445	0.5	4,454
Grease Monkey International, LLC^*	Senior loan	L + 5.00%(a)	7.50%	11/2022	4,838	4,795	0.5	4,838
Grease Monkey International, LLC~	Senior loan	L + 5.00%(a)	7.50%	11/2022	149	146	—	149
Grease Monkey International, LLC~	Senior loan	L + 5.00%(a)	7.50%	11/2022	105	104	—	105
Grease Monkey International, LLC~	Senior loan	L + 5.00%(a)	7.50%	11/2022	75	75	—	75
Grease Monkey International, LLC	Senior loan	L + 5.00%(a)	7.50%	11/2022	43	42	—	43
Grease Monkey International, LLC	Senior loan	L + 5.00%(a)	7.50%	11/2022	12	11	—	12
Polk Acquisition Corp.*	Senior loan	L + 5.25%(c)	7.85%	06/2022	127	125	—	124
Power Stop, LLC~	Senior loan	L + 4.75%(c)(f)	7.35%	10/2025	1,352	1,346	0.1	1,352
Quick Quack Car Wash Holdings, LLC*	One stop	L + 6.50%(a)	9.00%	04/2023	8,707	8,618	0.9	8,707
Quick Quack Car Wash Holdings, LLC*	One stop	L + 6.50%(a)	9.00%	04/2023	149	148	—	149
Quick Quack Car Wash Holdings, LLC*	One stop	L + 6.50%(a)	9.00%	04/2023	100	99	—	100
Quick Quack Car Wash Holdings, LLC	One stop	L + 6.50%(a)	9.00%	04/2023	40	39	—	40
Quick Quack Car Wash Holdings, LLC(5)	One stop	L + 6.50%	N/A(6)	04/2023	—	(3)	—	—
					20,151	19,990	2.0	20,148
Beverage, Food and Tobacco
Abita Brewing Co., L.L.C.	One stop	L + 5.75%(a)	8.25%	04/2021	6,939	6,882	0.7	6,939
Abita Brewing Co., L.L.C.	One stop	L + 5.75%	N/A(6)	04/2021	—	—	—	—
C. J. Foods, Inc.^*~	One stop	L + 6.25%(c)	8.85%	05/2020	8,539	8,503	0.9	8,539
C. J. Foods, Inc.^	One stop	L + 6.25%(c)	8.85%	05/2020	646	645	0.1	646
C. J. Foods, Inc.	One stop	L + 6.25%(c)	8.86%	05/2020	560	558	0.1	560
Cafe Rio Holding, Inc.^	One stop	L + 5.50%(a)	8.00%	09/2023	10,318	10,178	1.1	10,318
Cafe Rio Holding, Inc.	One stop	L + 5.50%(a)	8.00%	09/2023	125	123	—	125
Cafe Rio Holding, Inc.*	One stop	L + 5.50%(a)	8.00%	09/2023	79	78	—	79
See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)
	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Beverage, Food and Tobacco – (continued)
Cafe Rio Holding, Inc.	One stop	L + 5.50%(a)	8.00%	09/2023	$70	$69	—%	$70
Cafe Rio Holding, Inc.	One stop	P + 4.50%(f)	10.00%	09/2023	2	—	—	2
Cafe Rio Holding, Inc.(5)	One stop	L + 5.50%	N/A(6)	09/2023	—	(3)	—	—
Fintech Midco, LLC*~	One stop	L + 5.25%(a)	7.75%	08/2024	12,930	12,814	1.3	12,930
Fintech Midco, LLC	One stop	L + 5.25%(a)	7.75%	08/2024	80	79	—	80
Fintech Midco, LLC(5)	One stop	L + 5.25%	N/A(6)	08/2024	—	(1)	—	—
Fintech Midco, LLC(5)	One stop	L + 5.25%	N/A(6)	08/2024	—	(2)	—	—
Flavor Producers, LLC~	Senior loan	L + 4.75%(c)	7.35%	12/2023	2,235	2,209	0.2	2,235
Flavor Producers, LLC(5)	Senior loan	L + 4.75%	N/A(6)	12/2022	—	(1)	—	—
FWR Holding Corporation^	One stop	L + 5.50%(a)	8.00%	08/2023	5,232	5,175	0.5	5,232
FWR Holding Corporation	One stop	L + 5.50%(a)	8.00%	08/2023	102	101	—	102
FWR Holding Corporation	One stop	L + 5.50%(a)	8.00%	08/2023	64	64	—	64
FWR Holding Corporation	One stop	L + 5.50%(a)	7.99%	08/2023	50	49	—	50
FWR Holding Corporation	One stop	L + 5.50%(a)	8.00%	08/2023	17	16	—	17
FWR Holding Corporation(5)	One stop	L + 5.50%	N/A(6)	08/2023	—	(1)	—	—
Global ID Corporation*	One stop	L + 6.50%(c)	9.13%	11/2021	5,118	5,084	0.5	5,118
Global ID Corporation*	One stop	L + 6.50%(c)	9.13%	11/2021	71	71	—	71
Global ID Corporation	One stop	L + 6.50%(c)	9.13%	11/2021	43	42	—	43
Global ID Corporation	One stop	L + 6.50%	N/A(6)	11/2021	—	—	—	—
Mendocino Farms, LLC	One stop	L + 8.50%(a)	3.50% cash/ 7.50% PIK	06/2023	50	50	—	50
Mendocino Farms, LLC(5)	One stop	L + 1.00%	N/A(6)	06/2023	—	(1)	—	—
Mid-America Pet Food, L.L.C.^*	One stop	L + 6.00%(c)	8.60%	12/2021	10,698	10,624	1.1	10,698
Mid-America Pet Food, L.L.C.(5)	One stop	L + 6.00%	N/A(6)	12/2021	—	(1)	—	—
NBC Intermediate, LLC^	Senior loan	L + 4.25%(a)	6.75%	09/2023	2,024	2,008	0.2	2,024
NBC Intermediate, LLC *	Senior loan	L + 4.25%(a)	6.75%	09/2023	1,091	1,082	0.1	1,091
NBC Intermediate, LLC	Senior loan	L + 4.25%	N/A(6)	09/2023	—	—	—	—
Purfoods, LLC	One stop	L + 5.50%(c)	8.13%	05/2021	8,379	8,291	0.9	8,379
Purfoods, LLC	One stop	N/A	7.00% PIK	05/2026	116	116	—	116
Purfoods, LLC	One stop	L + 5.50%(c)	8.10%	05/2021	55	54	—	55
Purfoods, LLC	One stop	L + 5.50%(a)(c)	8.05%	05/2021	55	54	—	55
Purfoods, LLC^	One stop	L + 5.50%(c)	8.10%	05/2021	39	39	—	39
Purfoods, LLC~	One stop	L + 5.50%(c)	8.10%	05/2021	30	30	—	30
Purfoods, LLC~	One stop	L + 5.50%(c)	8.10%	05/2021	30	30	—	30
Purfoods, LLC*	One stop	L + 5.50%(c)	8.10%	05/2021	30	30	—	30
Purfoods, LLC^	One stop	L + 5.50%(c)	8.10%	05/2021	24	23	—	24
Purfoods, LLC^	One stop	L + 5.50%(c)	8.10%	05/2021	15	15	—	15
Purfoods, LLC^	One stop	L + 5.50%(c)	8.10%	05/2021	15	15	—	15
Purfoods, LLC^	One stop	L + 5.50%(c)	8.10%	05/2021	14	14	—	14
Purfoods, LLC^	One stop	L + 5.50%(c)	8.10%	05/2021	11	11	—	11
Purfoods, LLC^	One stop	L + 5.50%(c)	8.10%	05/2021	11	11	—	11
Purfoods, LLC^	One stop	L + 5.50%(c)	8.10%	05/2021	10	10	—	10
Purfoods, LLC	One stop	L + 5.50%	N/A(6)	05/2021	—	—	—	—
Purfoods, LLC	One stop	L + 5.50%	N/A(6)	05/2021	—	—	—	—
Rubio’s Restaurants, Inc.^*	Senior loan	L + 5.25%(c)	7.85%	10/2019	11,115	11,021	1.1	10,560
Rubio’s Restaurants, Inc.	Senior loan	P + 3.50%(f)	9.00%	10/2019	75	73	—	74
Wood Fired Holding Corp.*	One stop	L + 5.75%(c)	8.65%	12/2023	6,953	6,888	0.7	6,953
Wood Fired Holding Corp.	One stop	L + 5.75%	N/A(6)	12/2023	—	—	—	—
Wood Fired Holding Corp.(5)	One stop	L + 5.75%	N/A(6)	12/2023	—	(1)	—	—
					94,060	93,218	9.5	93,504

See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Broadcasting and Entertainment
TouchTunes Interactive Networks, Inc.^	Senior loan	L + 4.75%(a)	7.25%	05/2021	$1,440	$1,437	0.2%	$1,440
Building and Real Estate
Brooks Equipment Company, LLC^*	One stop	L + 5.00%(c)	7.63%	08/2020	21,096	21,022	2.2	21,096
Brooks Equipment Company, LLC*	One stop	L + 5.00%(c)	7.66%	08/2020	2,107	2,101	0.2	2,107
Brooks Equipment Company, LLC	One stop	P + 3.75%(f)	9.25%	08/2020	178	173	—	178
Jensen Hughes, Inc.	Senior loan	L + 4.25%(c)(f)	6.86%	03/2024	499	496	0.1	499
Jensen Hughes, Inc.	Senior loan	L + 4.25%(c)(f)	6.86%	03/2024	153	151	—	153
Jensen Hughes, Inc.	Senior loan	L + 4.25%(c)(f)	6.86%	03/2024	32	32	—	32
Jensen Hughes, Inc.	Senior loan	L + 4.25%(a)(c)(f)	6.86%	03/2024	8	7	—	8
MRI Software LLC^	One stop	L + 5.50%(a)	8.00%	06/2023	23,564	23,093	2.4	23,564
MRI Software LLC^*~	One stop	L + 5.50%(a)	8.00%	06/2023	13,674	13,558	1.4	13,674
MRI Software LLC^	One stop	L + 5.50%(a)	8.00%	06/2023	355	352	0.1	355
MRI Software LLC	One stop	L + 5.50%(c)	8.30%	06/2023	333	330	—	333
MRI Software LLC~	One stop	L + 5.50%(a)	8.00%	06/2023	294	291	—	294
MRI Software LLC*	One stop	L + 5.50%(a)	8.00%	06/2023	294	291	—	294
MRI Software LLC*	One stop	L + 5.50%(a)	8.00%	06/2023	193	191	—	193
MRI Software LLC^	One stop	L + 5.50%(a)	8.00%	06/2023	164	163	—	164
MRI Software LLC~	One stop	L + 5.50%(c)	8.30%	06/2023	105	104	—	105
MRI Software LLC~	One stop	L + 5.50%(a)	8.00%	06/2023	97	96	—	97
MRI Software LLC	One stop	L + 5.50%(c)	8.10%	06/2023	61	58	—	61
MRI Software LLC	One stop	L + 5.50%(a)(c)	8.00%	06/2023	19	16	—	19
					63,226	62,525	6.4	63,226
Chemicals, Plastics and Rubber
Flexan, LLC*	One stop	L + 5.75%(c)	8.35%	02/2020	2,298	2,289	0.2	2,298
Flexan, LLC^	One stop	L + 5.75%(c)	8.35%	02/2020	1,080	1,078	0.1	1,080
Flexan, LLC	One stop	P + 4.50%(f)	10.00%	02/2020	17	17	—	17
Inhance Technologies Holdings LLC	One stop	L + 5.25%(c)	7.84%	07/2024	6,863	6,727	0.7	6,863
Inhance Technologies Holdings LLC(5)	One stop	L + 5.25%	N/A(6)	07/2024	—	(1)	—	—
Inhance Technologies Holdings LLC(5)	One stop	L + 5.25%	N/A(6)	07/2024	—	(1)	—	—
					10,258	10,109	1.0	10,258
Diversified/Conglomerate Manufacturing
Chase Industries, Inc.~	Senior loan	L + 4.00%(c)(f)	6.61%	05/2025	6,836	6,731	0.7	6,836
Chase Industries, Inc.	Senior loan	L + 4.00%(c)(f)	6.65%	05/2023	83	81	—	83
Chase Industries, Inc.	Senior loan	L + 4.00%(c)(f)	6.60%	05/2025	12	8	—	12
Inventus Power, Inc.^*	One stop	L + 6.50%(a)	9.00%	04/2020	7,242	7,232	0.7	6,518
Inventus Power, Inc.	One stop	L + 6.50%(a)(c)	9.04%	04/2020	272	270	—	236
Onicon Incorporated^~	One stop	P + 4.50%(f)	10.00%	04/2022	22,118	21,895	2.3	22,118
Onicon Incorporated(8)(9)	One stop	L + 5.50%(a)	6.50%	04/2022	4,163	4,096	0.4	4,291
Onicon Incorporated	One stop	P + 4.50%(f)	10.00%	04/2022	135	130	—	135
Pasternack Enterprises, Inc. and Fairview Microwave, Inc~	Senior loan	L + 4.00%(a)	6.50%	07/2025	5,606	5,580	0.6	5,606
Pasternack Enterprises, Inc. and Fairview Microwave, Inc	Senior loan	L + 4.00%	N/A(6)	07/2023	—	—	—	—
PetroChoice Holdings, Inc.^	Senior loan	L + 5.00%(c)	7.74%	08/2022	1,723	1,695	0.2	1,723
Reladyne, Inc.^*	Senior loan	L + 5.00%(c)	7.80%	07/2022	16,793	16,629	1.7	16,793
Reladyne, Inc.	Senior loan	L + 5.00%(b)(c)	7.63%	07/2022	303	301	—	303
Reladyne, Inc.^	Senior loan	L + 5.00%(c)	7.80%	07/2022	172	171	—	172
Reladyne, Inc.~	Senior loan	L + 5.00%(c)	7.80%	07/2022	142	141	—	142
Reladyne, Inc.	Senior loan	L + 5.00%(a)	7.63%	07/2022	100	99	—	100
Reladyne, Inc.~	Senior loan	L + 5.00%(c)	7.80%	07/2022	65	64	—	65
See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Manufacturing – (continued)
Reladyne, Inc.(5)	Senior loan	L + 5.00%	N/A(6)	07/2022	$—	$(2)	—%	$—
Sunless Merger Sub, Inc.	Senior loan	L + 5.00%(a)(f)	7.54%	07/2019	1,321	1,322	0.1	1,321
Sunless Merger Sub, Inc.	Senior loan	P + 3.75%(f)	9.25%	07/2019	237	237	—	237
Togetherwork Holdings, LLC~	One stop	L + 6.50%(a)	9.00%	03/2025	9,112	8,995	0.9	9,112
Togetherwork Holdings, LLC*	One stop	L + 6.50%(a)	9.00%	03/2025	554	547	0.1	554
Togetherwork Holdings, LLC	One stop	L + 6.50%(a)	9.00%	03/2025	150	148	—	150
Togetherwork Holdings, LLC~	One stop	L + 6.50%(a)	9.00%	03/2025	122	120	—	122
Togetherwork Holdings, LLC*~	One stop	L + 6.50%(a)	9.00%	03/2025	115	114	—	115
Togetherwork Holdings, LLC*	One stop	L + 6.50%(a)	9.00%	03/2025	107	106	—	107
Togetherwork Holdings, LLC	One stop	L + 6.50%(a)	8.99%	03/2024	72	71	—	72
Togetherwork Holdings, LLC	One stop	L + 6.50%(a)	9.00%	03/2025	67	66	—	67
Togetherwork Holdings, LLC~	One stop	L + 6.50%(a)	9.00%	03/2025	4	4	—	4
					77,626	76,851	7.7	76,994
Diversified/Conglomerate Service
Accela, Inc.*	One stop	L + 6.25%(c)	8.85%	09/2023	5,261	5,199	0.5	5,050
Accela, Inc.	One stop	L + 6.25%(c)	8.85%	09/2023	48	47	—	46
Agility Recovery Solutions Inc.^*	One stop	L + 6.00%(a)	8.50%	03/2023	15,789	15,600	1.6	15,789
Agility Recovery Solutions Inc.	One stop	L + 6.00%(a)	8.49%	03/2023	139	130	—	139
Anaqua, Inc.^*	One stop	L + 6.50%(c)	9.26%	07/2022	6,913	6,842	0.7	6,913
Anaqua, Inc.(5)	One stop	L + 6.50%	N/A(6)	07/2022	—	(1)	—	—
Apptio, Inc. ~	One stop	L + 7.25%(a)	9.74%	01/2025	22,224	21,796	2.3	21,780
Apptio, Inc.(5)	One stop	L + 7.25%	N/A(6)	01/2025	—	(2)	—	(2)
AutoQuotes, LLC~	One stop	L + 6.00%(c)	8.63%	11/2024	4,635	4,559	0.5	4,635
AutoQuotes, LLC	One stop	L + 6.00%	N/A(6)	11/2024	—	—	—	—
Bazaarvoice, Inc.*~	One stop	L + 5.75%(a)	8.25%	02/2024	19,319	19,085	2.0	19,319
Bazaarvoice, Inc.	One stop	L + 5.75%(a)	8.25%	02/2024	50	47	—	50
Caliper Software, Inc.~	One stop	L + 5.50%(a)	8.00%	11/2025	6,185	6,136	0.6	6,185
Caliper Software, Inc.	One stop	L + 5.50%(a)	8.00%	11/2023	9	8	—	9
Centrify Corporation*	One stop	L + 6.25%(c)	8.86%	08/2024	10,919	10,772	1.1	10,701
Centrify Corporation	One stop	P + 5.25%(f)	10.75%	08/2024	150	148	—	147
Clearwater Analytics, LLC^*	One stop	L + 5.00%(a)	7.50%	09/2022	8,532	8,346	0.9	8,532
Clearwater Analytics, LLC(5)	One stop	L + 5.00%	N/A(6)	09/2022	—	(2)	—	—
Cloudbees, Inc.	One stop	L + 9.00%(a)	10.99% cash/ 0.50% PIK	05/2023	1,903	1,852	0.2	1,903
Cloudbees, Inc.	One stop	L + 9.00%	N/A(6)	05/2023	—	—	—	—
Confluence Technologies, Inc.	One stop	L + 7.50%(a)	9.99%	03/2024	6,998	6,868	0.7	6,998
Confluence Technologies, Inc.(5)	One stop	L + 7.50%	N/A(6)	03/2024	—	(1)	—	—
Connexin Software, Inc.	One stop	L + 8.50%(a)	11.00%	02/2024	2,401	2,352	0.3	2,401
Connexin Software, Inc.	One stop	L + 8.50%	N/A(6)	02/2024	—	—	—	—
Conservice, LLC~	One stop	L + 5.25%(a)	7.75%	12/2024	1,788	1,771	0.2	1,788
Conservice, LLC	One stop	L + 5.25%	N/A(6)	12/2024	—	—	—	—
Datto, Inc.*~	One stop	L + 8.00%(c)	10.49%	12/2022	11,156	10,990	1.2	11,156
Datto, Inc.(5)	One stop	L + 8.00%	N/A(6)	12/2022	—	(1)	—	—
Daxko Acquisition Corporation^*	One stop	L + 4.75%(a)	7.25%	09/2023	11,190	10,979	1.2	11,190
Daxko Acquisition Corporation(5)	One stop	L + 4.75%	N/A(6)	09/2023	—	(1)	—	—
Digital Guardian, Inc.	One stop	L + 9.00%(c)	10.80% cash/ 1.00% PIK	06/2023	4,020	3,978	0.4	4,228
Digital Guardian, Inc.	Subordinated debt	N/A	8.00% PIK	01/2020	193	193	—	202
Digital Guardian, Inc.	Subordinated debt	N/A	8.00% PIK	04/2019	19	19	—	20
Digital Guardian, Inc.	Subordinated debt	N/A	8.00% PIK	06/2023	4	—	—	4
Digital Guardian, Inc.(5)	One stop	L + 5.00%	N/A(6)	06/2023	—	—	—	(1)
See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Service – (continued)
Digital Guardian, Inc.	One stop	L + 9.00%	N/A(6)	06/2023	$—	$—	—%	$2
DISA Holdings Acquisition Subsidiary Corp.~	Senior loan	L + 4.00%(c)(f)	6.69%	06/2022	2,079	2,070	0.2	2,079
DISA Holdings Acquisition Subsidiary Corp.	Senior loan	L + 4.00%(c)(f)	6.69%	06/2022	2	1	—	2
DISA Holdings Acquisition Subsidiary Corp.	Senior loan	L + 4.00%	N/A(6)	06/2022	—	—	—	—
E2open, LLC*~	One stop	L + 5.00%(c)	7.63%	11/2024	36,857	36,336	3.8	36,857
E2open, LLC	One stop	L + 5.00%(c)	7.66%	11/2024	625	616	0.1	625
E2open, LLC(5)	One stop	L + 5.00%	N/A(6)	11/2024	—	(3)	—	—
EGD Security Systems, LLC	One stop	L + 6.25%(c)	8.85%	06/2022	11,113	10,980	1.2	11,113
EGD Security Systems, LLC	One stop	L + 6.25%(c)	8.85%	06/2022	100	99	—	100
EGD Security Systems, LLC^	One stop	L + 6.25%(c)	8.88%	06/2022	98	97	—	98
EGD Security Systems, LLC^	One stop	L + 6.25%(c)	8.99%	06/2022	52	52	—	52
EGD Security Systems, LLC	One stop	L + 6.25%(c)	8.86%	06/2022	25	24	—	25
EGD Security Systems, LLC	One stop	L + 6.25%	N/A(6)	06/2022	—	—	—	—
GS Acquisitionco, Inc.*~	One stop	L + 5.25%(a)	7.75%	05/2024	22,725	22,526	2.4	22,725
GS Acquisitionco, Inc.*	One stop	L + 5.25%(a)	7.75%	05/2024	873	866	0.1	873
GS Acquisitionco, Inc.	One stop	L + 5.25%(c)	7.86%	05/2024	200	197	—	200
GS Acquisitionco, Inc.~	One stop	L + 5.25%(a)	7.75%	05/2024	185	183	—	185
GS Acquisitionco, Inc.(5)	One stop	L + 5.00%	N/A(6)	05/2024	—	(1)	—	—
HealthcareSource HR, Inc.*	One stop	L + 6.75%(c)	9.35%	05/2020	23,269	23,139	2.4	23,269
HealthcareSource HR, Inc.	One stop	L + 6.75%	N/A(6)	05/2020	—	—	—	—
Hydraulic Authority III Limited(8)(9)(10)	One stop	L + 6.00%(h)(i)	7.00%	11/2025	5,929	5,873	0.6	6,049
Hydraulic Authority III Limited(8)(9)(10)	One stop	N/A	11.00% PIK	11/2028	85	85	—	87
Hydraulic Authority III Limited(8)(9)(10)	One stop	L + 6.00%(h)	7.00%	11/2025	15	14	—	15
ICIMS, Inc.~	One stop	L + 6.50%(a)	8.99%	09/2024	5,413	5,314	0.6	5,413
ICIMS, Inc.(5)	One stop	L + 6.50%	N/A(6)	09/2024	—	(1)	—	—
III US Holdings, LLC	One stop	L + 6.00%	N/A(6)	09/2022	—	—	—	—
Imprivata, Inc.*~	Senior loan	L + 4.00%(c)	6.60%	10/2023	8,181	8,076	0.8	8,181
Imprivata, Inc.(5)	Senior loan	L + 4.00%	N/A(6)	10/2023	—	(2)	—	—
Infogix, Inc.~	One stop	L + 6.00%(c)	8.60%	04/2024	3,313	3,299	0.3	3,313
Infogix, Inc.~	One stop	L + 6.00%(c)	8.60%	04/2024	512	505	0.1	512
Infogix, Inc.	One stop	L + 6.00%	N/A(6)	04/2024	—	—	—	—
Integral Ad Science, Inc.~	One stop	L + 7.25%(a)	8.50% cash/ 1.25% PIK	07/2024	5,032	4,943	0.5	5,032
Integral Ad Science, Inc.(5)	One stop	L + 7.25%	N/A(6)	07/2023	—	(1)	—	(2)
Integration Appliance, Inc.^*~	One stop	L + 7.25%(a)	9.74%	08/2023	34,762	34,419	3.6	34,762
Integration Appliance, Inc.	One stop	L + 7.25%(a)	9.74%	08/2023	749	743	0.1	749
Invoice Cloud, Inc.~	One stop	L + 6.50%(c)	5.95% cash/ 3.25% PIK	02/2024	3,846	3,780	0.4	3,807
Invoice Cloud, Inc.	One stop	L + 6.00%	N/A(6)	02/2024	—	—	—	—
Invoice Cloud, Inc.(5)	One stop	L + 6.00%	N/A(6)	02/2024	—	(1)	—	(2)
JAMF Holdings, Inc.~	One stop	L + 8.00%(c)	10.69%	11/2022	5,276	5,200	0.5	5,276
JAMF Holdings, Inc.	One stop	L + 8.00%(a)	10.50%	11/2022	34	34	—	34
Kareo, Inc.	One stop	L + 9.00%(a)	11.50%	06/2022	4,518	4,371	0.5	4,550
Kareo, Inc.~	One stop	L + 9.00%(a)	11.50%	06/2022	414	408	0.1	417
Kareo, Inc.	One stop	L + 9.00%(a)	11.50%	06/2022	332	327	—	334
Kareo, Inc.	One stop	L + 9.00%	N/A(6)	06/2022	—	—	—	—
Keais Records Service, LLC~	One stop	L + 4.50%(a)	7.00%	10/2024	8,790	8,668	0.9	8,790
Keais Records Service, LLC	One stop	L + 4.50%	N/A(6)	10/2024	—	—	—	—
Keais Records Service, LLC(5)	One stop	L + 4.50%	N/A(6)	10/2024	—	(1)	—	—
Learn-it Systems, LLC~	Senior loan	L + 4.50%(c)	7.11%	03/2025	880	867	0.1	867
Learn-it Systems, LLC	Senior loan	L + 4.50%(a)(c)	7.05%	03/2025	10	10	—	10
See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Service – (continued)
Learn-it Systems, LLC(5)	Senior loan	L + 4.50%	N/A(6)	03/2025	$—	$(1)	—%	$(2)
Maverick Bidco Inc.*~	One stop	L + 6.25%(c)	8.85%	04/2023	17,380	17,136	1.8	17,032
Maverick Bidco Inc.*	One stop	L + 6.25%(c)	8.85%	04/2023	166	166	—	163
Maverick Bidco Inc.	One stop	L + 6.25%(c)	9.01%	04/2023	34	32	—	31
Mindbody, Inc.~	One stop	L + 7.00%(a)	9.48%	02/2025	22,609	22,388	2.3	22,383
Mindbody, Inc.(5)	One stop	L + 7.00%	N/A(6)	02/2025	—	(1)	—	(1)
Ministry Brands, LLC	Senior loan	L + 4.00%(a)	6.50%	12/2022	862	858	0.1	862
Ministry Brands, LLC	Senior loan	L + 4.00%(a)	6.50%	12/2022	493	491	0.1	493
Ministry Brands, LLC	Senior loan	L + 4.00%(a)	6.50%	12/2022	27	27	—	27
MMan Acquisition Co.^*	One stop	L + 3.00%(c)	5.74%	08/2023	9,876	9,768	0.9	8,197
Net Health Acquisition Corp.*	One stop	L + 5.50%(c)	8.10%	12/2023	3,838	3,807	0.4	3,838
Net Health Acquisition Corp.*	One stop	L + 5.50%(c)	8.10%	12/2023	537	533	0.1	537
Net Health Acquisition Corp.	One stop	L + 5.50%	N/A(6)	12/2023	—	—	—	—
Netsmart Technologies, Inc.	Senior loan	L + 3.75%(a)	6.25%	04/2023	1,728	1,718	0.2	1,719
Netsmart Technologies, Inc.(5)	Senior loan	L + 4.75%	N/A(6)	04/2023	—	(6)	—	(1)
Nextech Systems, LLC*~	One stop	L + 6.00%(a)	8.50%	03/2024	10,305	10,273	1.1	10,202
Nextech Systems, LLC~	One stop	L + 6.00%(a)	8.50%	03/2024	5,636	5,582	0.6	5,579
Nextech Systems, LLC(5)	One stop	L + 6.00%	N/A(6)	03/2024	—	—	—	(1)
Nexus Brands Group, Inc.*	One stop	L + 6.00%(c)	8.59%	11/2023	5,721	5,665	0.6	5,721
Nexus Brands Group, Inc.(8)(9)	One stop	L + 6.00%(c)	6.84%	11/2023	3,247	3,216	0.3	3,323
Nexus Brands Group, Inc.	One stop	L + 6.00%(c)(f)	8.60%	11/2023	124	123	—	124
Nexus Brands Group, Inc.~	One stop	L + 6.00%(c)	8.60%	11/2023	90	90	—	90
Nexus Brands Group, Inc.	One stop	L + 6.00%(a)(c)	8.54%	11/2023	41	40	—	41
Nexus Brands Group, Inc.(8)(9)	One stop	L + 6.00%	N/A(6)	11/2023	—	—	—	—
Nexus Brands Group, Inc.(5)(8)(9)	One stop	L + 6.00%	N/A(6)	11/2023	—	(1)	—	—
Personify, Inc.~	One stop	L + 5.75%(c)	8.35%	09/2024	7,296	7,229	0.8	7,296
Personify, Inc.(5)	One stop	L + 5.75%	N/A(6)	09/2024	—	(1)	—	—
Property Brands, Inc.	One stop	L + 6.00%(a)	8.50%	01/2024	10,817	10,622	1.1	10,709
Property Brands, Inc.*	One stop	L + 6.00%(a)	8.49%	01/2024	3,048	3,019	0.3	3,018
Property Brands, Inc.^	One stop	L + 6.00%(a)	8.50%	01/2024	218	216	—	216
Property Brands, Inc.	One stop	L + 6.00%(a)	8.50%	01/2024	142	141	—	141
Property Brands, Inc.	One stop	L + 6.00%(a)	8.50%	01/2024	80	79	—	79
Property Brands, Inc.	One stop	L + 6.00%(c)	8.49%	01/2024	50	49	—	50
Property Brands, Inc.(5)	One stop	L + 6.00%	N/A(6)	01/2024	—	(1)	—	(1)
Property Brands, Inc.(5)	One stop	L + 6.00%	N/A(6)	01/2024	—	(5)	—	(6)
RegEd Aquireco, LLC	Senior loan	L + 4.25%(a)	6.74%	12/2024	8,772	8,625	0.9	8,772
RegEd Aquireco, LLC	Senior loan	P + 3.25%(f)	8.75%	12/2024	3	2	—	3
RegEd Aquireco, LLC(5)	Senior loan	L + 4.25%	N/A(6)	12/2024	—	(6)	—	—
Saba Software, Inc.^*~	Senior loan	L + 4.50%(a)	7.00%	05/2023	21,448	21,184	2.2	21,448
Saba Software, Inc.~	Senior loan	L + 4.50%(a)	7.00%	05/2023	6,910	6,844	0.7	6,910
Saba Software, Inc.(5)	Senior loan	L + 4.50%	N/A(6)	05/2023	—	(2)	—	—
Telesoft, LLC*	One stop	L + 5.00%(c)	7.80%	07/2022	4,139	4,112	0.4	4,139
Telesoft, LLC	One stop	L + 5.00%	N/A(6)	07/2022	—	—	—	—
TI Intermediate Holdings, LLC	Senior loan	L + 4.50%(a)(f)	7.00%	12/2024	1,675	1,659	0.2	1,675
TI Intermediate Holdings, LLC	Senior loan	L + 4.50%(a)	7.00%	12/2024	3	3	—	3
Transaction Data Systems, Inc.*~	One stop	L + 5.25%(a)	7.75%	06/2021	38,856	38,722	4.0	38,856
Transaction Data Systems, Inc.	One stop	L + 5.25%(a)	7.75%	06/2021	60	59	—	60
Trintech, Inc.^~	One stop	L + 6.00%(c)	8.75%	12/2023	10,821	10,713	1.1	10,821
Trintech, Inc.^~	One stop	L + 6.00%(c)	8.75%	12/2023	3,395	3,361	0.4	3,395
Trintech, Inc.	One stop	L + 6.00%(c)	8.68%	12/2023	60	59	—	60
True Commerce, Inc.^	One stop	L + 5.75%(c)	8.35%	11/2023	5,581	5,527	0.6	5,581
True Commerce, Inc.(5)	One stop	L + 5.75%	N/A(6)	11/2023	—	(1)	—	—
Upserve, Inc.~	One stop	L + 5.50%(a)	8.00%	07/2023	2,969	2,950	0.3	2,969
Upserve, Inc.	One stop	L + 5.50%(a)	8.00%	07/2023	100	99	—	100
Upserve, Inc.	One stop	L + 5.50%	N/A(6)	07/2023	—	—	—	—
See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Service – (continued)
Valant Medical Solutions, Inc.	One stop	L + 11.00%(c)	11.55% cash/ 2.25% PIK	10/2020	$834	$794	0.1%	$866
Valant Medical Solutions, Inc.	Subordinated debt	N/A	6.00%	02/2020	149	149	—	224
Valant Medical Solutions, Inc.	One stop	L + 11.00%(c)	11.55% cash/ 2.25% PIK	10/2020	10	10	—	11
Velocity Technology Solutions, Inc.*	One stop	L + 6.00%(c)	8.60%	12/2023	8,186	8,073	0.8	8,186
Velocity Technology Solutions, Inc.(5)	One stop	L + 6.00%	N/A(6)	12/2023	—	(1)	—	—
Vendavo, Inc.*~	One stop	L + 8.50%(c)	11.13%	10/2022	28,935	28,502	3.0	28,935
Vendavo, Inc.(5)	One stop	L + 8.50%	N/A(6)	10/2022	—	(8)	—	—
Verisys Corporation*	One stop	L + 6.75%(c)	9.35%	01/2023	3,866	3,829	0.4	3,866
Verisys Corporation	One stop	L + 6.75%	N/A(6)	01/2023	—	—	—	—
Workforce Software, LLC^	One stop	L + 6.50%(c)	9.28%	06/2021	5,790	5,762	0.6	5,848
Workforce Software, LLC~	One stop	L + 6.50%(c)	9.13%	06/2021	577	572	0.1	577
Workforce Software, LLC	One stop	L + 6.50%	N/A(6)	06/2021	—	—	—	1
					583,643	576,665	60.2	580,746
Ecological
Pace Analytical Services, LLC~	One stop	L + 5.50%(a)	8.00%	09/2022	15,113	14,837	1.6	15,113
Pace Analytical Services, LLC^	One stop	L + 5.50%(a)	8.00%	09/2022	1,405	1,388	0.1	1,405
Pace Analytical Services, LLC*	One stop	L + 5.50%(a)	8.00%	09/2022	713	705	0.1	713
Pace Analytical Services, LLC*	One stop	L + 5.50%(a)	8.00%	09/2022	344	339	0.1	344
Pace Analytical Services, LLC	One stop	L + 5.50%(a)	8.00%	09/2022	159	157	—	159
Pace Analytical Services, LLC^	One stop	L + 5.50%(a)	8.00%	09/2022	118	116	—	118
Pace Analytical Services, LLC	One stop	L + 5.50%(a)	8.00%	09/2022	54	53	—	54
Pace Analytical Services, LLC	One stop	L + 5.50%(a)	8.00%	09/2022	30	28	—	30
Pace Analytical Services, LLC(5)	One stop	L + 5.50%	N/A(6)	09/2022	—	(1)	—	—
Pace Analytical Services, LLC(5)	One stop	L + 5.50%	N/A(6)	09/2022	—	(1)	—	—
WRE Holding Corp.*	Senior loan	L + 5.00%(a)	7.49%	01/2023	1,006	998	0.1	1,006
WRE Holding Corp.~	Senior loan	L + 5.00%(a)	7.49%	01/2023	42	42	—	42
WRE Holding Corp.	Senior loan	L + 5.00%(a)	7.49%	01/2023	18	18	—	18
WRE Holding Corp.	Senior loan	L + 5.00%(a)	7.49%	01/2023	12	12	—	12
					19,014	18,691	2.0	19,014
Electronics
Appriss Holdings, Inc.^*~	One stop	L + 5.75%(c)	8.35%	05/2022	36,306	35,984	3.8	36,306
Appriss Holdings, Inc.	One stop	L + 5.75%(c)	8.38%	05/2022	732	704	0.1	732
Compusearch Software Holdings, Inc.^~	Senior loan	L + 4.25%(c)	6.75%	05/2021	2,057	2,054	0.2	2,057
Diligent Corporation*~	One stop	L + 5.50%(c)	8.10%	04/2022	26,001	25,763	2.7	26,001
Diligent Corporation~	One stop	L + 5.50%(c)	8.10%	04/2022	4,854	4,800	0.5	4,854
Diligent Corporation*~	One stop	L + 5.50%(c)	8.10%	04/2022	4,766	4,688	0.5	4,766
Diligent Corporation^*	One stop	L + 5.50%(c)	8.10%	04/2022	2,609	2,578	0.3	2,609
Diligent Corporation	One stop	L + 5.50%(c)(d)	8.23%	04/2022	172	169	—	172
Diligent Corporation~	One stop	L + 5.50%(c)	8.39%	04/2022	101	101	—	101
Diligent Corporation~	One stop	L + 5.50%(d)	8.19%	04/2022	81	80	—	81
Diligent Corporation	One stop	L + 5.50%(d)	8.35%	04/2022	55	54	—	55
Diligent Corporation	One stop	L + 5.50%(d)	8.35%	04/2022	39	39	—	39
Diligent Corporation~	One stop	L + 5.50%(d)	8.19%	04/2022	36	35	—	36
Diligent Corporation(5)	One stop	L + 5.50%	N/A(6)	04/2022	—	(3)	—	—
Episerver, Inc.~(8)(9)	One stop	L + 6.00%(a)	6.00%	10/2024	9,961	9,840	1.0	9,724
Episerver, Inc.*	One stop	L + 5.75%(a)	8.25%	10/2024	5,775	5,704	0.6	5,775
Episerver, Inc.(5)	One stop	L + 5.75%	N/A(6)	10/2024	—	(2)	—	—
Gamma Technologies, LLC^*~	One stop	L + 5.50%(a)	8.00%	06/2024	21,372	21,205	2.2	21,372
Gamma Technologies, LLC(5)	One stop	L + 5.50%	N/A(6)	06/2024	—	(1)	—	—
SEI, Inc.*	Senior loan	L + 5.00%(a)	7.50%	07/2023	5,036	4,992	0.5	5,036
Sloan Company, Inc., The	One stop	L + 8.50%(c)	11.10%	04/2020	6,579	6,551	0.4	4,276
See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Electronics – (continued)
Sloan Company, Inc., The	One stop	L + 8.50%(c)	11.10%	04/2020	$440	$440	—%	$286
Sloan Company, Inc., The	One stop	L + 8.50%(c)	11.10%	04/2020	51	51	—	33
Sovos Compliance^*~	One stop	L + 6.00%(a)	8.50%	03/2022	9,186	9,094	1.0	9,186
Sovos Compliance^	One stop	L + 6.00%(a)	8.50%	03/2022	1,545	1,531	0.2	1,545
Sovos Compliance~	One stop	L + 6.00%(a)	8.50%	03/2022	172	172	—	172
Sovos Compliance(5)	One stop	L + 6.00%	N/A(6)	03/2022	—	(1)	—	—
Sovos Compliance(5)	One stop	L + 6.00%	N/A(6)	03/2022	—	(2)	—	—
Watchfire Enterprises, Inc.	Second lien	L + 8.00%(c)	10.60%	10/2021	9,434	9,354	1.0	9,434
					147,360	145,974	15.0	144,648
Finance
Institutional Shareholder Services~	Senior loan	L + 4.50%(c)	7.10%	03/2026	4,800	4,752	0.5	4,776
Institutional Shareholder Services	Senior loan	L + 4.50%(c)	7.10%	03/2024	8	6	—	6
					4,808	4,758	0.5	4,782
Grocery
Teasdale Quality Foods, Inc.	Senior loan	L + 5.75%(c)	8.55%	10/2020	297	295	—	268
Healthcare, Education and Childcare
Active Day, Inc.	One stop	L + 6.00%(c)	8.60%	12/2021	13,197	13,034	1.3	12,801
Active Day, Inc.^	One stop	L + 6.00%(c)	8.60%	12/2021	1,018	1,010	0.1	988
Active Day, Inc.*	One stop	L + 6.00%(c)	8.60%	12/2021	656	652	0.1	637
Active Day, Inc.*	One stop	L + 6.00%(c)	8.60%	12/2021	453	450	0.1	440
Active Day, Inc.	One stop	L + 6.00%(c)	8.60%	12/2021	50	49	—	49
Acuity Eyecare Holdings, LLC	One stop	L + 6.25%(c)	8.92%	03/2022	2,564	2,526	0.3	2,564
Acuity Eyecare Holdings, LLC	One stop	L + 6.25%(c)	8.88%	03/2022	202	182	—	202
Acuity Eyecare Holdings, LLC^	One stop	L + 6.25%(c)	8.91%	03/2022	149	148	—	149
Acuity Eyecare Holdings, LLC	One stop	L + 6.25%	N/A(6)	03/2022	—	—	—	—
Acuity Eyecare Holdings, LLC(5)	One stop	L + 6.25%	N/A(6)	12/2020	—	(4)	—	—
ADCS Clinics Intermediate Holdings, LLC~	One stop	L + 5.75%(a)	8.25%	05/2022	20,957	20,593	2.2	20,957
ADCS Clinics Intermediate Holdings, LLC*	One stop	L + 5.75%(a)	8.25%	05/2022	107	105	—	107
ADCS Clinics Intermediate Holdings, LLC*	One stop	L + 5.75%(a)	8.25%	05/2022	83	82	—	83
ADCS Clinics Intermediate Holdings, LLC*	One stop	L + 5.75%(a)	8.25%	05/2022	31	31	—	31
ADCS Clinics Intermediate Holdings, LLC	One stop	P + 4.75%(f)	10.25%	05/2022	25	24	—	25
Agilitas USA, Inc.*	One stop	L + 5.50%(c)	8.30%	04/2022	8,312	8,262	0.9	8,312
Agilitas USA, Inc.	One stop	L + 5.50%(c)	8.30%	04/2022	10	10	—	10
Agilitas USA, Inc.	One stop	L + 5.50%	N/A(6)	04/2022	—	—	—	—
Aris Teleradiology Company, LLC(7)	Senior loan	L + 5.50%(c)	8.10%	03/2021	2,693	2,678	0.1	709
Aris Teleradiology Company, LLC(7)	Senior loan	L + 5.50%(c)	8.29%	03/2021	381	381	—	71
BIO18 Borrower, LLC~	One stop	L + 5.50%(c)	8.13%	11/2024	7,224	7,071	0.8	7,224
BIO18 Borrower, LLC	One stop	L + 5.50%(b)	8.06%	11/2024	33	32	—	33
BIO18 Borrower, LLC(5)	One stop	L + 5.50%	N/A(6)	11/2024	—	(4)	—	—
BIOVT, LLC^*	One stop	L + 5.75%(a)	8.25%	01/2021	18,394	18,277	1.9	18,394
BIOVT, LLC~	One stop	L + 5.75%(a)	8.25%	01/2021	161	159	—	161
BIOVT, LLC(5)	One stop	L + 5.75%	N/A(6)	01/2021	—	(1)	—	—
BIOVT, LLC(5)	One stop	L + 5.75%	N/A(6)	01/2021	—	(2)	—	—
CLP Healthcare Services, Inc.^	Senior loan	L + 5.25%(a)	7.75%	12/2020	3,865	3,844	0.4	3,865
CRH Healthcare Purchaser, Inc.~	Senior loan	L + 4.50%(c)	7.10%	12/2024	8,245	8,166	0.9	8,245
CRH Healthcare Purchaser, Inc.(5)	Senior loan	L + 4.50%	N/A(6)	12/2024	—	(1)	—	—
See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
CRH Healthcare Purchaser, Inc.(5)	Senior loan	L + 4.50%	N/A(6)	12/2024	$—	$(3)	—%	$—
DCA Investment Holding, LLC^*	One stop	L + 5.25%(c)	7.85%	07/2021	18,488	18,332	1.9	18,488
DCA Investment Holding, LLC^*~	One stop	L + 5.25%(c)	7.85%	07/2021	13,261	13,195	1.4	13,261
DCA Investment Holding, LLC*	One stop	L + 5.25%(c)	7.85%	07/2021	2,437	2,414	0.3	2,437
DCA Investment Holding, LLC	One stop	L + 5.25%(c)	7.85%	07/2021	216	214	—	216
DCA Investment Holding, LLC*	One stop	L + 5.25%(c)	7.85%	07/2021	151	149	—	151
DCA Investment Holding, LLC*	One stop	L + 5.25%(c)	7.85%	07/2021	148	146	—	148
DCA Investment Holding, LLC*	One stop	L + 5.25%(c)	7.85%	07/2021	47	47	—	47
DCA Investment Holding, LLC	One stop	P + 4.25%(f)	9.75%	07/2021	26	19	—	26
DCA Investment Holding, LLC(5)	One stop	L + 5.25%	N/A(6)	07/2021	—	(4)	—	—
Deca Dental Management LLC^*	One stop	L + 6.00%(c)	8.60%	12/2021	4,042	3,997	0.4	4,042
Deca Dental Management LLC~	One stop	L + 6.00%(a)(c)	8.55%	12/2021	492	486	0.1	492
Deca Dental Management LLC~	One stop	L + 6.00%(c)	8.60%	12/2021	356	353	0.1	356
Deca Dental Management LLC	One stop	L + 6.00%(c)	8.70%	12/2021	26	25	—	26
Deca Dental Management LLC	One stop	L + 6.00%(a)	8.50%	12/2021	8	7	—	8
Dental Holdings Corporation	One stop	L + 6.00%(c)	8.63%	02/2020	7,113	7,073	0.7	7,113
Dental Holdings Corporation	One stop	L + 6.00%(c)	8.63%	02/2020	1,132	1,128	0.1	1,132
Dental Holdings Corporation	One stop	L + 6.00%(a)(b)(f)	9.18%	02/2020	573	569	0.1	573
Elite Dental Partners LLC*	One stop	L + 5.25%(a)	7.75%	06/2023	12,212	12,056	1.3	12,212
Elite Dental Partners LLC	One stop	L + 5.25%(a)	7.75%	06/2023	128	120	—	128
Elite Dental Partners LLC	One stop	L + 5.25%(a)	7.75%	06/2023	120	118	—	120
Elite Dental Partners LLC~	One stop	L + 5.25%(a)	7.75%	06/2023	114	113	—	114
Elite Dental Partners LLC~	One stop	L + 5.25%(a)	7.75%	06/2023	110	108	—	110
Elite Dental Partners LLC	One stop	L + 5.25%(a)	7.75%	06/2023	8	7	—	8
ERG Buyer, LLC*	One stop	L + 5.50%(c)	8.10%	05/2024	13,117	12,945	1.3	12,330
ERG Buyer, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2024	—	(2)	—	(9)
ERG Buyer, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2024	—	(10)	—	(45)
eSolutions, Inc.^*~	One stop	L + 6.50%(a)	9.00%	03/2022	31,557	31,232	3.3	31,557
eSolutions, Inc.	One stop	L + 6.50%(a)	8.99%	03/2022	46	45	—	46
Excelligence Learning Corporation^	One stop	L + 6.00%(a)	8.50%	04/2023	4,491	4,458	0.4	4,042
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.85%	05/2023	7,886	7,736	0.8	7,728
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.85%	05/2023	573	564	0.1	561
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.85%	05/2023	354	351	0.1	346
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	9.00%	05/2023	200	198	—	196
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.85%	05/2023	171	170	—	168
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.85%	05/2023	100	99	—	98
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.85%	05/2023	57	57	—	56
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.85%	05/2023	50	50	—	49
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.85%	05/2023	33	29	—	32
See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.85%	05/2023	$32	$26	—%	$31
G & H Wire Company, Inc.^	One stop	L + 5.75%(b)	8.33%	09/2023	5,397	5,345	0.6	5,397
G & H Wire Company, Inc.(5)	One stop	L + 5.75%	N/A(6)	09/2022	—	(1)	—	—
Immucor, Inc.	Senior loan	L + 5.00%(c)	7.60%	06/2021	1,589	1,575	0.2	1,588
Joerns Healthcare, LLC^*	One stop	L + 6.00%(c)	8.63%	05/2020	3,497	3,483	0.3	2,938
Katena Holdings, Inc.^	One stop	L + 5.50%(c)	8.10%	06/2021	8,479	8,433	0.9	8,479
Katena Holdings, Inc.^	One stop	L + 5.50%(c)	8.10%	06/2021	828	824	0.1	828
Katena Holdings, Inc.	One stop	L + 5.50%(c)	8.10%	06/2021	565	560	0.1	565
Katena Holdings, Inc.	One stop	P + 4.50%(f)	10.00%	06/2021	15	14	—	15
Lombart Brothers, Inc.^*	One stop	L + 6.25%(c)	8.85%	04/2023	13,590	13,378	1.4	13,419
Lombart Brothers, Inc.^(8)	One stop	L + 6.25%(c)	8.85%	04/2023	1,639	1,612	0.2	1,619
Lombart Brothers, Inc.	One stop	P + 5.00%(f)	10.50%	04/2023	74	72	—	72
Lombart Brothers, Inc.(8)	One stop	P + 5.00%(f)	10.50%	04/2023	4	4	—	4
MD Now Holdings, Inc.~	One stop	L + 5.00%(c)	7.60%	08/2024	7,731	7,593	0.8	7,731
MD Now Holdings, Inc.(5)	One stop	L + 5.00%	N/A(6)	08/2024	—	(1)	—	—
MD Now Holdings, Inc.(5)	One stop	L + 5.00%	N/A(6)	08/2024	—	(1)	—	—
MWD Management, LLC & MWD Services, Inc.*	One stop	L + 5.25%(c)	7.85%	06/2023	5,836	5,784	0.6	5,836
MWD Management, LLC & MWD Services, Inc.^	One stop	L + 5.25%(c)	7.85%	06/2023	228	227	—	228
MWD Management, LLC & MWD Services, Inc.(5)	One stop	L + 5.25%	N/A(6)	06/2022	—	(1)	—	—
MWD Management, LLC & MWD Services, Inc.(5)	One stop	L + 5.25%	N/A(6)	06/2023	—	(2)	—	—
Oliver Street Dermatology Holdings, LLC~	One stop	L + 6.25%(c)	8.85%	05/2022	9,314	9,158	0.9	8,383
Oliver Street Dermatology Holdings, LLC~	One stop	L + 6.25%(c)	8.85%	05/2022	940	929	0.1	846
Oliver Street Dermatology Holdings, LLC*	One stop	L + 6.25%(c)	8.85%	05/2022	209	208	—	188
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.25%(c)	8.85%	05/2022	150	149	—	135
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.25%(c)	8.90%	05/2022	136	135	—	123
Oliver Street Dermatology Holdings, LLC*	One stop	L + 6.25%(c)	8.85%	05/2022	133	132	—	119
Oliver Street Dermatology Holdings, LLC*	One stop	L + 6.25%(c)	8.85%	05/2022	116	115	—	104
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.25%(c)	8.85%	05/2022	90	89	—	81
Oliver Street Dermatology Holdings, LLC*	One stop	L + 6.25%(c)	8.85%	05/2022	78	77	—	70
Oliver Street Dermatology Holdings, LLC~	One stop	L + 6.25%(c)	8.85%	05/2022	48	48	—	43
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.25%(c)	8.85%	05/2022	46	45	—	41
Oliver Street Dermatology Holdings, LLC*	One stop	L + 6.25%(c)	8.85%	05/2022	41	41	—	37
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.25%(c)	8.85%	05/2022	32	32	—	29
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.25%(c)	8.85%	05/2022	30	29	—	27
Oliver Street Dermatology Holdings, LLC(5)	One stop	L + 6.25%	N/A(6)	05/2022	—	(1)	—	—
ONsite Mammography, LLC	One stop	L + 6.75%(a)	9.25%	11/2023	3,048	2,992	0.3	3,048
ONsite Mammography, LLC	One stop	L + 6.75%(a)(d)	9.45%	11/2023	39	38	—	39
ONsite Mammography, LLC	One stop	L + 6.75%(d)	9.62%	11/2023	8	7	—	8
See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
Pinnacle Treatment Centers, Inc.	One stop	L + 5.75%(c)	8.49%	08/2021	$9,829	$9,690	1.0%	$9,829
Pinnacle Treatment Centers, Inc.~	One stop	L + 5.75%(c)	8.49%	08/2021	364	361	0.1	364
Pinnacle Treatment Centers, Inc.^	One stop	L + 5.75%(c)	8.49%	08/2021	54	54	—	54
Pinnacle Treatment Centers, Inc.	One stop	L + 5.75%(c)	8.49%	08/2021	42	41	—	42
Pinnacle Treatment Centers, Inc.	One stop	L + 5.75%(c)(f)	8.95%	08/2021	33	32	—	33
Pinnacle Treatment Centers, Inc.(5)	One stop	L + 5.75%	N/A(6)	08/2021	—	(1)	—	—
PPT Management Holdings, LLC	One stop	L + 7.50%(a)	3.49% cash/ 6.50% PIK	12/2022	11,141	10,727	1.0	9,443
PPT Management Holdings, LLC	One stop	L + 7.50%(a)	3.49% cash/ 6.50% PIK	12/2022	147	147	—	125
PPT Management Holdings, LLC	One stop	L + 7.50%(a)	3.49% cash/ 6.50% PIK	12/2022	87	87	—	74
PPT Management Holdings, LLC	One stop	L + 7.50%(a)	3.49% cash/ 6.50% PIK	12/2022	42	34	—	34
PPT Management Holdings, LLC(5)	One stop	L + 7.50%(a)	3.49% cash/ 6.50% PIK	12/2022	8	5	—	(24)
Pyramid Healthcare, Inc.*	One stop	L + 6.50%(c)	9.10%	08/2020	1,142	1,133	0.1	1,142
Pyramid Healthcare, Inc.	One stop	L + 6.50%(a)(c)	9.02%	08/2020	75	74	—	75
Pyramid Healthcare, Inc.	One stop	L + 6.50%	N/A(6)	08/2020	—	—	—	—
Riverchase MSO, LLC*	Senior loan	L + 5.75%(c)	8.35%	10/2022	4,905	4,860	0.5	4,905
Riverchase MSO, LLC	Senior loan	L + 5.75%(a)(c)	8.34%	10/2022	65	64	—	65
RXH Buyer Corporation^*~	One stop	L + 5.75%(c)	8.35%	09/2021	16,995	16,855	1.8	16,995
RXH Buyer Corporation*	One stop	L + 5.75%(c)	8.35%	09/2021	1,923	1,908	0.2	1,923
RXH Buyer Corporation	One stop	L + 5.75%(c)(f)	9.02%	09/2021	62	60	—	62
SLMP, LLC^	One stop	L + 6.00%(a)	8.50%	05/2023	7,506	7,384	0.8	7,506
SLMP, LLC^	One stop	L + 6.00%(a)	8.50%	05/2023	296	293	—	296
SLMP, LLC	Subordinated debt	N/A	7.50% PIK	05/2027	90	90	—	90
SLMP, LLC(5)	One stop	L + 6.00%	N/A(6)	05/2023	—	(1)	—	—
SLMP, LLC(5)	One stop	L + 6.00%	N/A(6)	05/2023	—	(1)	—	—
Spear Education, LLC^	One stop	L + 5.75%(c)	8.55%	08/2019	4,573	4,568	0.5	4,573
Spear Education, LLC*	One stop	L + 5.75%(c)	8.55%	08/2019	74	74	—	74
Spear Education, LLC	One stop	L + 5.75%	N/A(6)	08/2019	—	—	—	—
Summit Behavioral Healthcare, LLC^	Senior loan	L + 4.75%(d)	7.44%	10/2023	8,733	8,633	0.9	8,733
Summit Behavioral Healthcare, LLC	Senior loan	L + 4.75%(c)(d)	7.45%	10/2023	115	113	—	115
Summit Behavioral Healthcare, LLC	Senior loan	L + 4.75%(d)	7.43%	10/2023	27	25	—	27
WHCG Management, LLC*	Senior loan	L + 5.00%(c)	7.60%	03/2023	2,358	2,338	0.2	2,217
WHCG Management, LLC	Senior loan	L + 5.00%(c)	7.61%	03/2023	100	99	—	94
WHCG Management, LLC(5)	Senior loan	L + 5.00%	N/A(6)	03/2023	—	(2)	—	—
WIRB-Copernicus Group, Inc.^*~	Senior loan	L + 4.25%(a)	6.75%	08/2022	10,890	10,830	1.1	10,890
WIRB-Copernicus Group, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	08/2022	—	(1)	—	—
WIRB-Copernicus Group, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	08/2022	—	(1)	—	—
					354,291	350,064	36.2	346,247

See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Home and Office Furnishings, Housewares, and Durable Consumer
1A Smart Start LLC~	Senior loan	L + 4.50%(a)	7.00%	02/2022	$849	$847	0.1%	$846
CST Buyer Company^	One stop	L + 5.00%(a)	7.50%	03/2023	2,357	2,310	0.2	2,357
CST Buyer Company	One stop	L + 5.00%	N/A(6)	03/2023	—	—	—	—
Plano Molding Company, LLC^	One stop	L + 7.50%(a)	9.99%	05/2021	9,998	9,907	1.0	9,198
					13,204	13,064	1.3	12,401
Insurance
Captive Resources Midco, LLC^*~	One stop	L + 5.75%(a)	8.25%	12/2021	33,443	33,103	3.5	33,443
Captive Resources Midco, LLC(5)	One stop	L + 5.75%	N/A(6)	12/2021	—	(14)	—	—
Captive Resources Midco, LLC(5)	One stop	L + 5.75%	N/A(6)	12/2021	—	(19)	—	—
Integrity Marketing Acquisition, LLC~	Senior loan	L + 4.25%(c)	6.85%	11/2025	1,733	1,725	0.2	1,733
Integrity Marketing Acquisition, LLC	Senior loan	L + 4.25%(c)	7.05%	11/2025	15	15	—	15
Internet Pipeline, Inc.	One stop	L + 4.75%(a)	7.25%	08/2022	4,786	4,705	0.5	4,786
Internet Pipeline, Inc.*	One stop	L + 4.75%(a)	7.25%	08/2022	2,066	2,048	0.2	2,066
Internet Pipeline, Inc.*	One stop	L + 4.75%(a)	7.25%	08/2022	782	775	0.1	782
Internet Pipeline, Inc.	One stop	L + 4.75%	N/A(6)	08/2021	—	—	—	—
Orchid Underwriters Agency, LLC~	Senior loan	L + 4.50%(c)	7.38%	12/2024	2,385	2,363	0.2	2,385
Orchid Underwriters Agency, LLC	Senior loan	L + 4.50%	N/A(6)	12/2024	—	—	—	—
Orchid Underwriters Agency, LLC(5)	Senior loan	L + 4.50%	N/A(6)	12/2024	—	(1)	—	—
RSC Acquisition, Inc.~	Senior loan	L + 4.25%(c)	6.85%	11/2022	4,465	4,445	0.5	4,465
RSC Acquisition, Inc.	Senior loan	L + 4.25%(c)	6.93%	11/2022	2,291	2,269	0.2	2,291
RSC Acquisition, Inc.	Senior loan	L + 4.25%	N/A(6)	11/2021	—	—	—	—
RSC Acquisition, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	11/2022	—	(1)	—	—
					51,966	51,413	5.4	51,966
Leisure, Amusement, Motion Pictures, Entertainment
EOS Fitness Opco Holdings, LLC~	One stop	L + 4.75%(a)	7.25%	01/2025	4,784	4,738	0.5	4,784
EOS Fitness Opco Holdings, LLC	One stop	P + 3.75%(f)	9.25%	01/2025	6	5	—	6
EOS Fitness Opco Holdings, LLC(5)	One stop	L + 4.75%	N/A(6)	01/2025	—	(1)	—	—
PADI Holdco, Inc.~(8)(9)	One stop	E + 5.75%(g)	5.75%	04/2023	9,543	9,543	0.9	8,958
PADI Holdco, Inc.*	One stop	L + 5.75%(c)	8.50%	04/2023	9,628	9,437	1.0	9,628
PADI Holdco, Inc.	One stop	L + 5.75%(b)(c)	8.39%	04/2022	23	21	—	23
Self Esteem Brands, LLC^*~	Senior loan	L + 4.25%(a)	6.75%	02/2022	16,306	16,215	1.7	16,143
Self Esteem Brands, LLC(5)	Senior loan	L + 4.25%	N/A(6)	02/2022	—	(6)	—	(8)
Sunshine Sub, LLC~	One stop	L + 4.75%(a)	7.25%	05/2024	7,682	7,549	0.8	7,682
Sunshine Sub, LLC	One stop	L + 4.75%(a)	7.25%	05/2024	425	418	0.1	425
Sunshine Sub, LLC(5)	One stop	L + 4.75%	N/A(6)	05/2024	—	(1)	—	—
Teaching Company, The*	One stop	L + 4.75%(c)	7.45%	07/2023	10,855	10,768	1.1	10,855
Teaching Company, The(5)	One stop	L + 4.75%	N/A(6)	07/2023	—	(1)	—	—
Titan Fitness, LLC*	One stop	L + 4.75%(a)	7.24%	02/2025	15,686	15,532	1.6	15,529
Titan Fitness, LLC(5)	One stop	L + 4.75%	N/A(6)	02/2025	—	(2)	—	(3)
Titan Fitness, LLC(5)	One stop	L + 4.75%	N/A(6)	02/2025	—	(2)	—	(3)
WBZ Investment LLC	One stop	L + 5.50%(a)	8.00%	09/2024	5,123	5,030	0.5	5,123
WBZ Investment LLC	One stop	L + 5.50%(a)	7.98%	09/2024	32	30	—	32
WBZ Investment LLC	One stop	L + 5.50%	N/A(6)	09/2024	—	—	—	—
					80,093	79,273	8.2	79,174

See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Oil and Gas
Drilling Info Holdings, Inc.*~	Senior loan	L + 4.25%(a)	6.75%	07/2025	$14,548	$14,362	1.5%	$14,548
Drilling Info Holdings, Inc.	Senior loan	L + 4.25%	N/A(6)	07/2025	—	—	—	—
Drilling Info Holdings, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	07/2023	—	(2)	—	—
					14,548	14,360	1.5	14,548
Personal and Non Durable Consumer Products (Mfg. Only)
Georgica Pine Clothiers, LLC	One stop	L + 5.50%(c)	8.10%	11/2022	5,592	5,534	0.6	5,592
Georgica Pine Clothiers, LLC*	One stop	L + 5.50%(c)	8.10%	11/2022	3,501	3,468	0.4	3,501
Georgica Pine Clothiers, LLC^	One stop	L + 5.50%(c)	8.10%	11/2022	487	484	0.1	487
Georgica Pine Clothiers, LLC*	One stop	L + 5.50%(c)	8.10%	11/2022	342	340	0.1	342
Georgica Pine Clothiers, LLC	One stop	L + 5.50%(c)(f)	8.91%	11/2022	35	34	—	35
IMPLUS Footwear, LLC	One stop	L + 6.75%(c)	9.35%	04/2021	9,959	9,879	1.0	9,959
IMPLUS Footwear, LLC	One stop	L + 6.75%(c)	9.38%	04/2021	1,754	1,739	0.2	1,754
IMPLUS Footcare, LLC	One stop	L + 6.75%(c)	9.35%	04/2021	57	57	—	57
Massage Envy, LLC^*~	One stop	L + 6.75%(b)	9.31%	09/2020	34,657	34,505	3.6	34,657
Massage Envy, LLC^	One stop	L + 6.75%(a)	9.24%	09/2020	98	98	—	98
Massage Envy, LLC	One stop	L + 6.75%(a)(c)(f)	9.51%	09/2020	75	75	—	75
Massage Envy, LLC*	One stop	L + 6.75%(a)(b)	9.26%	09/2020	64	63	—	64
Massage Envy, LLC^	One stop	L + 6.75%(a)(f)	9.25%	09/2020	48	48	—	48
Massage Envy, LLC*	One stop	L + 6.75%(a)(f)	9.26%	09/2020	41	41	—	41
Massage Envy, LLC^	One stop	L + 6.75%(a)(f)	9.25%	09/2020	40	40	—	40
Massage Envy, LLC^	One stop	L + 6.75%(b)	9.31%	09/2020	38	38	—	38
Massage Envy, LLC^	One stop	L + 6.75%(a)(f)	9.24%	09/2020	34	34	—	34
Massage Envy, LLC	One stop	L + 6.75%(a)(b)	9.25%	09/2020	30	29	—	30
Massage Envy, LLC^	One stop	L + 6.75%(b)	9.31%	09/2020	19	19	—	19
Massage Envy, LLC^	One stop	L + 6.75%(a)(b)	9.26%	09/2020	15	15	—	15
Massage Envy, LLC(5)	One stop	L + 6.75%	N/A(6)	09/2020	—	(1)	—	—
Massage Envy, LLC(5)	One stop	L + 6.75%	N/A(6)	09/2020	—	(5)	—	—
Orthotics Holdings, Inc.*	One stop	L + 5.50%(a)	8.00%	02/2020	8,162	8,138	0.8	8,162
Orthotics Holdings, Inc.*(8)	One stop	L + 5.50%(a)	8.00%	02/2020	1,338	1,334	0.1	1,338
Orthotics Holdings, Inc.(8)	One stop	L + 5.50%	N/A(6)	02/2020	—	—	—	—
Orthotics Holdings, Inc.(5)	One stop	L + 5.50%	N/A(6)	02/2020	—	(4)	—	—
WU Holdco, Inc.~	One stop	L + 5.50%(c)	8.11%	03/2026	952	952	0.1	952
WU Holdco, Inc.	One stop	L + 5.50%	N/A(6)	03/2026	—	—	—	—
WU Holdco, Inc.	One stop	L + 5.50%	N/A(6)	03/2025	—	—	—	—
					67,338	66,954	7.0	67,338
Personal, Food and Miscellaneous Services
Captain D’s, LLC^	Senior loan	L + 4.50%(a)	6.99%	12/2023	3,881	3,835	0.4	3,881
Captain D’s, LLC	Senior loan	P + 3.50%(a)(f)	8.18%	12/2023	21	20	—	21
Clarkson Eyecare LLC	One stop	L + 6.25%(c)	8.96%	04/2021	32	31	—	32
Clarkson Eyecare LLC	One stop	L + 6.25%(a)(c)	8.75%	04/2021	1	—	—	1
Community Veterinary Partners, LLC^	One stop	L + 5.50%(c)	8.10%	10/2021	281	279	—	281
Community Veterinary Partners, LLC~	One stop	L + 5.50%(c)	8.10%	10/2021	111	111	—	111
Community Veterinary Partners, LLC*	One stop	L + 5.50%(c)	8.10%	10/2021	99	97	—	99
Community Veterinary Partners, LLC	One stop	L + 5.50%(c)	8.10%	10/2021	94	94	—	94
Community Veterinary Partners, LLC~	One stop	L + 5.50%(c)	8.10%	10/2021	84	84	—	84
Community Veterinary Partners, LLC~	One stop	L + 5.50%(c)	8.10%	10/2021	75	74	—	75
Community Veterinary Partners, LLC	One stop	L + 5.50%(c)	8.10%	10/2021	6	3	—	6
Community Veterinary Partners, LLC(5)	One stop	L + 5.50%	N/A(6)	10/2021	—	(3)	—	—
Imperial Optical Midco Inc.	One stop	L + 4.75%(b)	7.31%	08/2023	2,711	2,675	0.3	2,711
See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Personal, Food and Miscellaneous Services – (continued)
Imperial Optical Midco Inc.	One stop	L + 4.75%(b)	7.33%	08/2023	$49	$45	—%	$49
Imperial Optical Midco Inc.	One stop	L + 4.75%	N/A(6)	08/2023	—	—	—	—
PPV Intermediate Holdings II, LLC	One stop	P + 4.00%(f)	9.50%	05/2023	32	31	—	32
PPV Intermediate Holdings II, LLC	One stop	N/A	7.90% PIK	05/2023	2	2	—	2
PPV Intermediate Holdings II, LLC(5)	One stop	L + 5.00%	N/A(6)	05/2020	—	(4)	—	—
Ruby Slipper Cafe LLC, The	One stop	L + 7.50%(c)	10.27%	01/2023	1,030	1,022	0.1	1,030
Ruby Slipper Cafe LLC, The	One stop	L + 7.50%(c)	10.19%	01/2023	25	24	—	25
Ruby Slipper Cafe LLC, The	One stop	L + 7.50%(c)	10.18%	01/2023	5	5	—	5
Southern Veterinary Partners, LLC*	One stop	L + 5.50%(a)	8.00%	05/2025	3,851	3,797	0.4	3,851
Southern Veterinary Partners, LLC*	One stop	L + 5.50%(a)	8.00%	05/2025	230	227	—	230
Southern Veterinary Partners, LLC~	One stop	L + 5.50%(a)	8.00%	05/2025	204	202	—	204
Southern Veterinary Partners, LLC*	One stop	L + 5.50%(a)	8.00%	05/2025	172	169	—	172
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	8.00%	05/2025	131	130	—	131
Southern Veterinary Partners, LLC~	One stop	L + 5.50%(a)	8.00%	05/2025	112	111	—	112
Southern Veterinary Partners, LLC*	One stop	L + 5.50%(a)	8.00%	05/2025	99	97	—	99
Southern Veterinary Partners, LLC*	One stop	L + 5.50%(a)	8.00%	05/2025	76	75	—	76
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	8.00%	05/2023	75	74	—	75
Southern Veterinary Partners, LLC*	One stop	L + 5.50%(a)	8.00%	05/2025	66	65	—	66
Southern Veterinary Partners, LLC*	One stop	L + 5.50%(a)	8.00%	05/2025	50	48	—	50
Southern Veterinary Partners, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2025	—	(5)	—	—
Veterinary Specialists of North America, LLC^	One stop	P + 4.50%(a)(f)	9.53%	07/2021	7,293	7,250	0.8	7,293
Veterinary Specialists of North America, LLC^	One stop	P + 4.50%(f)	10.00%	07/2021	760	753	0.1	760
Veterinary Specialists of North America, LLC*	One stop	P + 4.50%(f)	10.00%	07/2021	413	411	0.1	413
Veterinary Specialists of North America, LLC*	One stop	P + 4.50%(f)	10.00%	07/2021	160	159	—	160
Veterinary Specialists of North America, LLC~	One stop	P + 4.50%(f)	10.00%	07/2021	132	131	—	132
Veterinary Specialists of North America, LLC	One stop	L + 5.50%(a)(f)	8.91%	07/2021	127	126	—	127
Veterinary Specialists of North America, LLC^	One stop	P + 4.50%(f)	10.00%	07/2021	122	121	—	122
Veterinary Specialists of North America, LLC*	One stop	P + 4.50%(f)	10.00%	07/2021	62	62	—	62
Veterinary Specialists of North America, LLC	One stop	L + 5.50%(a)	7.99%	07/2021	29	29	—	29
Wetzel’s Pretzels, LLC*	One stop	L + 6.75%(a)	9.25%	09/2021	8,873	8,776	0.9	8,873
Wetzel’s Pretzels, LLC	One stop	L + 6.75%(a)	9.25%	09/2021	19	19	—	19
					31,595	31,252	3.1	31,595

See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Printing and Publishing
Brandmuscle, Inc.^	Senior loan	L + 5.00%(c)	7.60%	12/2021	$615	$612	0.1%	$618
Messenger, LLC	One stop	L + 6.00%(a)(f)	8.52%	08/2023	3,393	3,333	0.4	3,393
Messenger, LLC	One stop	L + 6.00%	N/A(6)	08/2023	—	—	—	—
					4,008	3,945	0.5	4,011
Retail Stores
Batteries Plus Holding Corporation	One stop	L + 6.75%(a)	9.25%	07/2022	11,872	11,705	1.2	11,872
Batteries Plus Holding Corporation	One stop	P + 5.75%(f)	11.25%	07/2022	7	6	—	7
Boot Barn, Inc.	Senior loan	L + 4.50%(c)	7.10%	06/2021	393	386	0.1	393
Cycle Gear, Inc.^	One stop	L + 5.00%(c)	7.80%	01/2021	10,357	10,223	1.1	10,357
Cycle Gear, Inc.^	One stop	L + 5.00%(c)	7.80%	01/2021	600	598	0.1	600
DTLR, Inc.^*	One stop	L + 6.50%(c)	9.24%	08/2022	22,616	22,384	2.3	22,616
Elite Sportswear, L.P.	Senior loan	L + 5.75%(c)	8.35%	06/2020	6,376	6,327	0.6	6,185
Elite Sportswear, L.P.	Senior loan	L + 5.75%(c)	8.35%	06/2020	2,564	2,544	0.3	2,487
Elite Sportswear, L.P.	Senior loan	L + 5.75%(c)	8.35%	06/2020	1,319	1,311	0.1	1,280
Elite Sportswear, L.P.	Senior loan	L + 5.75%(c)(d)	8.51%	06/2020	769	765	0.1	745
Elite Sportswear, L.P.*	Senior loan	L + 5.75%(c)	8.35%	06/2020	433	430	0.1	420
Elite Sportswear, L.P.	Senior loan	L + 5.75%(c)	8.35%	06/2020	200	199	—	194
Elite Sportswear, L.P.*	Senior loan	L + 5.75%(c)	8.35%	06/2020	191	190	—	185
Elite Sportswear, L.P.	Senior loan	L + 5.75%(c)(d)	8.51%	06/2020	20	20	—	19
Feeders Supply Company, LLC	One stop	L + 5.75%(a)	8.25%	04/2021	4,754	4,710	0.5	4,754
Feeders Supply Company, LLC	Subordinated debt	N/A	12.50% cash/ 7.00% PIK	04/2021	69	69	—	69
Feeders Supply Company, LLC	One stop	L + 5.75%	N/A(6)	04/2021	—	—	—	—
Jet Equipment & Tools Ltd.~(8)(9)(11)	One stop	L + 5.75%(a)	7.72%	11/2024	8,611	8,511	0.9	8,357
Jet Equipment & Tools Ltd.*(8)(11)	One stop	L + 5.75%(c)	8.38%	11/2024	5,000	4,951	0.5	4,950
Jet Equipment & Tools Ltd.~(8)(11)	One stop	L + 5.75%(a)	8.25%	11/2024	2,051	2,031	0.2	2,030
Jet Equipment & Tools Ltd.(5)(8)(9)(11)	One stop	L + 5.75%	N/A(6)	11/2024	—	(2)	—	(1)
Marshall Retail Group LLC, The^*	One stop	L + 6.00%(c)	8.80%	08/2020	11,896	11,860	1.2	11,896
Marshall Retail Group LLC, The	One stop	P + 4.75%(f)	10.25%	08/2019	658	656	0.1	658
Mills Fleet Farm Group LLC^*~	One stop	L + 6.25%(a)	8.75%	10/2024	6,685	6,591	0.7	6,685
Paper Source, Inc.^*~	One stop	L + 6.25%(c)	8.85%	09/2019	12,255	12,239	1.3	12,255
Paper Source, Inc.*	One stop	L + 6.25%(c)	8.85%	09/2019	1,628	1,624	0.2	1,628
Paper Source, Inc.	One stop	P + 5.00%(f)	10.50%	09/2019	339	336	0.1	339
Pet Holdings ULC^*~(8)(11)	One stop	L + 5.50%(c)	8.30%	07/2022	14,703	14,540	1.5	14,703
Pet Holdings ULC^*(8)(11)	One stop	L + 5.50%(c)	8.30%	07/2022	99	99	—	99
Pet Holdings ULC(5)(8)(11)	One stop	L + 5.50%	N/A(6)	07/2022	—	(2)	—	—
Pet Supplies Plus, LLC*	Senior loan	L + 4.50%(c)	7.10%	12/2024	6,739	6,675	0.7	6,739
Pet Supplies Plus, LLC(5)	Senior loan	L + 4.50%	N/A(6)	12/2023	—	(1)	—	—
PetPeople Enterprises, LLC^	One stop	L + 5.00%(a)	7.50%	09/2023	3,098	3,069	0.3	3,098
PetPeople Enterprises, LLC	One stop	L + 5.00%(a)	7.50%	09/2023	60	59	—	60
PetPeople Enterprises, LLC	One stop	L + 5.00%(a)	7.50%	09/2023	15	15	—	15
Sola Franchise, LLC and Sola Salon Studios, LLC	One stop	L + 5.50%(c)	8.10%	10/2024	4,843	4,754	0.5	4,843
Sola Franchise, LLC and Sola Salon Studios, LLC	One stop	L + 5.50%(c)	8.10%	10/2024	120	119	—	120
Sola Franchise, LLC and Sola Salon Studios, LLC	One stop	L + 5.50%(a)	8.00%	10/2024	7	7	—	7
See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Retail Stores – (continued)
Sola Franchise, LLC and Sola Salon Studios, LLC(5)	One stop	L + 5.50%	N/A(6)	10/2024	$—	$(1)	—%	$—
					141,347	139,997	14.7	140,664
Telecommunications
NetMotion Wireless Holdings, Inc.^*	One stop	L + 6.25%(c)	8.85%	10/2021	6,360	6,292	0.7	6,360
NetMotion Wireless Holdings, Inc.	One stop	L + 6.25%	N/A(6)	10/2021	—	—	—	—
					6,360	6,292	0.7	6,360
Textile and Leather
SHO Holding I Corporation~	Senior loan	L + 5.00%(c)	7.74%	10/2022	2,199	2,173	0.2	2,111
SHO Holding I Corporation	Senior loan	L + 4.00%(c)	6.79%	10/2021	15	15	—	13
					2,214	2,188	0.2	2,124
Utilities
Arcos, LLC~	One stop	L + 5.75%(c)	8.35%	02/2021	8,750	8,670	0.9	8,663
Arcos, LLC	One stop	L + 5.75%	N/A(6)	02/2021	—	—	—	—
					8,750	8,670	0.9	8,663
Total non-controlled/non-affiliate company debt investments					$1,851,027	$1,830,890	189.5%	$1,830,803
Equity Investments(12)(13)
Aerospace and Defense
NTS Technical Systems	Common stock	N/A	N/A	N/A	2	1,506	0.1	573
NTS Technical Systems	Preferred stock	N/A	N/A	N/A	—	256	—	350
NTS Technical Systems	Preferred stock	N/A	N/A	N/A	—	128	—	193
Tresys Technology Holdings, Inc.	Equity	N/A	N/A	N/A	295	295	—	—
Whitcraft LLC	Common stock	N/A	N/A	N/A	4	375	0.1	600
						2,560	0.2	1,716
Automobile
Grease Monkey International, LLC	LLC units	N/A	N/A	N/A	354	354	0.1	701
Polk Acquisition Corp.	LP interest	N/A	N/A	N/A	1	144	—	59
Quick Quack Car Wash Holdings, LLC	LLC units	N/A	N/A	N/A	—	207	—	207
						705	0.1	967
Beverage, Food and Tobacco
Benihana, Inc.	LLC units	N/A	N/A	N/A	43	699	0.1	1,039
C. J. Foods, Inc.	Preferred stock	N/A	N/A	N/A	—	75	0.1	580
Cafe Rio Holding, Inc.	Common stock	N/A	N/A	N/A	2	224	—	271
Global ID Corporation	LLC interest	N/A	N/A	N/A	2	242	—	359
Hopdoddy Holdings, LLC	LLC units	N/A	N/A	N/A	27	130	—	92
Hopdoddy Holdings, LLC	LLC units	N/A	N/A	N/A	12	36	—	26
Mendocino Farms, LLC	Common stock	N/A	N/A	N/A	11	50	—	47
Purfoods, LLC	LLC interest	N/A	N/A	N/A	381	381	0.1	662
Rubio’s Restaurants, Inc.	Preferred stock	N/A	N/A	N/A	2	945	0.1	905
Wood Fired Holding Corp.	LLC units	N/A	N/A	N/A	205	205	—	205
Wood Fired Holding Corp.	LLC units	N/A	N/A	N/A	205	—	—	—
						2,987	0.4	4,186
Buildings and Real Estate
Brooks Equipment Company, LLC	Common stock	N/A	N/A	N/A	10	1,021	0.3	2,393

See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Chemicals, Plastics and Rubber
Flexan, LLC	Preferred stock	N/A	N/A	N/A	—	$90	—%	$81
Flexan, LLC	Common stock	N/A	N/A	N/A	1	—	—	—
Inhance Technologies Holdings LLC	LLC units	N/A	N/A	N/A	—	70	—	61
						160	—	142
Diversified/Conglomerate Manufacturing
Inventus Power, Inc.	Preferred stock	N/A	N/A	N/A	—	370	—	—
Inventus Power, Inc.	LLC units	N/A	N/A	N/A	—	54	—	47
Inventus Power, Inc.	Common stock	N/A	N/A	N/A	—	—	—	—
Reladyne, Inc.	LP interest	N/A	N/A	N/A	—	272	0.1	614
Sunless Merger Sub, Inc.	LP interest	N/A	N/A	N/A	160	160	—	—
						856	0.1	661
Diversified/Conglomerate Service
Accela, Inc.	LLC units	N/A	N/A	N/A	296	296	—	167
Agility Recovery Solutions Inc.	Preferred stock	N/A	N/A	N/A	67	341	0.1	436
Caliper Software, Inc.	Preferred stock	N/A	N/A	N/A	1	1,172	0.1	1,280
Caliper Software, Inc.	Common stock	N/A	N/A	N/A	104	104	—	100
Centrify Corporation	LP interest	N/A	N/A	N/A	—	348	—	300
Centrify Corporation	LP interest	N/A	N/A	N/A	123	—	—	—
Cloudbees, Inc.	Preferred stock	N/A	N/A	N/A	33	207	—	205
Cloudbees, Inc.	Warrant	N/A	N/A	N/A	29	39	—	68
Confluence Technologies, Inc.	LLC interest	N/A	N/A	N/A	1	87	—	133
Connexin Software, Inc.	LLC interest	N/A	N/A	N/A	69	69	—	96
Digital Guardian, Inc.	Warrant	N/A	N/A	N/A	57	10	—	1
DISA Holdings Acquisition Subsidiary Corp.	Common stock	N/A	N/A	N/A	—	154	—	286
GS Acquisitionco, Inc.	LP interest	N/A	N/A	N/A	1	98	—	160
HealthcareSource HR, Inc.	LLC interest	N/A	N/A	N/A	—	348	0.1	484
Hydraulic Authority III Limited(8)(9)(10)	Preferred stock	N/A	N/A	N/A	133	170	—	173
Hydraulic Authority III Limited(8)(9)(10)	Common stock	N/A	N/A	N/A	3	—	—	—
Kareo, Inc.	Warrant	N/A	N/A	N/A	23	160	—	4
Kareo, Inc.	Preferred stock	N/A	N/A	N/A	1	4	—	4
Kareo, Inc.	Warrant	N/A	N/A	N/A	2	—	—	5
Maverick Bidco Inc.	LLC units	N/A	N/A	N/A	1	369	—	253
MMan Acquisition Co.	Preferred stock	N/A	N/A	N/A	—	20	—	16
MMan Acquisition Co.	Common stock	N/A	N/A	N/A	—	19	0.1	757
Net Health Acquisition Corp.	LP interest	N/A	N/A	N/A	—	346	0.1	421
Nexus Brands Group, Inc.	LP interest	N/A	N/A	N/A	—	187	—	222
Personify, Inc.	LLC units	N/A	N/A	N/A	297	297	—	272
Pride Midco, Inc.	Preferred stock	N/A	N/A	N/A	1	1,107	0.1	1,184
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	—	417	0.1	521
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	103	4	—	183
Property Brands, Inc.	LLC units	N/A	N/A	N/A	28	284	—	342
RegEd Aquireco, LLC	LP interest	N/A	N/A	N/A	—	138	—	138
RegEd Aquireco, LLC	LP interest	N/A	N/A	N/A	1	—	—	—
Valant Medical Solutions, Inc.	Warrant	N/A	N/A	N/A	5	68	—	14
Vendavo, Inc.	Preferred stock	N/A	N/A	N/A	1,017	1,017	0.2	1,496
Verisys Corporation	LLC interest	N/A	N/A	N/A	261	261	—	246
Vitalyst, LLC	Preferred stock	N/A	N/A	N/A	—	61	—	76
See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Service – (continued)
Vitalyst, LLC	Equity	N/A	N/A	N/A	1	$7	—%	$—
Workforce Software, LLC	LLC units	N/A	N/A	N/A	323	323	—	354
Xmatters, Inc. and Alarmpoint, Inc.	Preferred stock	N/A	N/A	N/A	242	221	—	256
Xmatters, Inc. and Alarmpoint, Inc.	Warrant	N/A	N/A	N/A	43	34	—	19
Xmatters, Inc. and Alarmpoint, Inc.	Preferred stock	N/A	N/A	N/A	10	10	—	16
						8,797	0.9	10,688
Ecological
Pace Analytical Services, LLC	Common stock	N/A	N/A	N/A	3	304	—	350
Electronics
Diligent Corporation	Preferred stock	N/A	N/A	N/A	56	1	—	216
Episerver, Inc.	Common stock	N/A	N/A	N/A	35	354	0.1	383
Project Silverback Holdings Corp.	Preferred stock	N/A	N/A	N/A	3	6	—	—
SEI, Inc.	LLC units	N/A	N/A	N/A	340	265	0.1	699
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	—	152	—	—
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	2	14	—	—
						792	0.2	1,298
Healthcare, Education and Childcare
Active Day, Inc.	LLC interest	N/A	N/A	N/A	1	614	—	370
Acuity Eyecare Holdings, LLC	LLC interest	N/A	N/A	N/A	362	387	0.1	424
ADCS Clinics Intermediate Holdings, LLC	Preferred stock	N/A	N/A	N/A	1	579	0.1	455
ADCS Clinics Intermediate Holdings, LLC	Common stock	N/A	N/A	N/A	—	6	—	—
BIO18 Borrower, LLC	LLC interest	N/A	N/A	N/A	92	484	0.1	484
BIOVT, LLC	LLC units	N/A	N/A	N/A	—	407	0.1	722
CRH Healthcare Purchaser, Inc.	LP interest	N/A	N/A	N/A	201	201	—	201
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	8,637	864	0.1	1,142
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	87	9	—	259
Deca Dental Management LLC	LLC units	N/A	N/A	N/A	357	357	0.1	436
Dental Holdings Corporation	LLC units	N/A	N/A	N/A	883	831	0.1	465
Elite Dental Partners LLC	Common stock	N/A	N/A	N/A	—	360	0.1	456
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	18	182	—	249
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	18	—	—	44
ERG Buyer, LLC	LLC units	N/A	N/A	N/A	—	370	—	194
ERG Buyer, LLC	LLC units	N/A	N/A	N/A	4	4	—	—
Eyecare Services Partners Holdings LLC	LLC units	N/A	N/A	N/A	—	133	—	88
Eyecare Services Partners Holdings LLC	LLC units	N/A	N/A	N/A	—	1	—	—
G & H Wire Company, Inc.	LLC interest	N/A	N/A	N/A	148	148	—	88
IntegraMed America, Inc.	LLC interest	N/A	N/A	N/A	—	417	—	122
Katena Holdings, Inc.	LLC units	N/A	N/A	N/A	—	387	0.1	389
Lombart Brothers, Inc.	Common stock	N/A	N/A	N/A	1	157	—	242
MD Now Holdings, Inc.	LLC units	N/A	N/A	N/A	7	68	—	79
MWD Management, LLC & MWD Services, Inc.	LLC interest	N/A	N/A	N/A	182	182	—	119
Oliver Street Dermatology Holdings, LLC	LLC units	N/A	N/A	N/A	234	234	—	121
Pentec Acquisition Sub, Inc.	Preferred stock	N/A	N/A	N/A	1	116	—	167
See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
Pinnacle Treatment Centers, Inc.	Preferred stock	N/A	N/A	N/A	—	$231	—%	$279
Pinnacle Treatment Centers, Inc.	Common stock	N/A	N/A	N/A	2	2	—	17
Radiology Partners, Inc.	LLC units	N/A	N/A	N/A	43	85	—	213
Radiology Partners, Inc.	LLC units	N/A	N/A	N/A	11	76	—	54
RXH Buyer Corporation	LP interest	N/A	N/A	N/A	7	683	0.1	397
Sage Dental Management, LLC	LLC units	N/A	N/A	N/A	—	249	—	12
Sage Dental Management, LLC	LLC units	N/A	N/A	N/A	3	3	—	—
SLMP, LLC	LLC interest	N/A	N/A	N/A	289	290	—	350
Spear Education, LLC	LLC units	N/A	N/A	N/A	—	62	—	78
Spear Education, LLC	LLC units	N/A	N/A	N/A	1	1	—	42
SSH Corporation	Common stock	N/A	N/A	N/A	—	40	—	201
Summit Behavioral Healthcare, LLC	LLC interest	N/A	N/A	N/A	1	68	—	38
Summit Behavioral Healthcare, LLC	LLC interest	N/A	N/A	N/A	1	—	—	—
Surgical Information Systems, LLC	Common stock	N/A	N/A	N/A	4	414	0.1	492
U.S. Renal Care, Inc.	LP interest	N/A	N/A	N/A	1	2,665	0.2	1,699
WHCG Management, LLC	LLC interest	N/A	N/A	N/A	—	246	—	60
						12,613	1.3	11,248
Insurance
Captive Resources Midco, LLC(14)	LLC units	N/A	N/A	N/A	1	—	0.1	534
Internet Pipeline, Inc.	Preferred stock	N/A	N/A	N/A	—	72	—	105
Internet Pipeline, Inc.	Common stock	N/A	N/A	N/A	44	1	—	221
Orchid Underwriters Agency, LLC	LP interest	N/A	N/A	N/A	37	37	—	37
						110	0.1	897
Leisure, Amusement, Motion Pictures, Entertainment
LMP TR Holdings, LLC	LLC units	N/A	N/A	N/A	712	712	0.1	1,019
PADI Holdco, Inc.	LLC units	N/A	N/A	N/A	—	414	0.1	457
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	31	49	—	49
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	21	33	—	33
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	18	27	—	27
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	15	24	—	24
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	7	10	—	10
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	1	1	—	1
						1,270	0.2	1,620
Personal and Non Durable Consumer Products (Mfg. Only)
Georgica Pine Clothiers, LLC(14)	LLC units	N/A	N/A	N/A	11	106	—	153
Massage Envy, LLC	LLC interest	N/A	N/A	N/A	749	210	0.2	1,684
						316	0.2	1,837
Personal, Food and Miscellaneous Services
Captain D’s, LLC	LLC interest	N/A	N/A	N/A	70	70	—	44
Community Veterinary Partners, LLC	Common stock	N/A	N/A	N/A	2	244	—	352
PPV Intermediate Holdings II, LLC	LLC interest	N/A	N/A	N/A	13	13	—	12
R.G. Barry Corporation	Preferred stock	N/A	N/A	N/A	—	161	—	120
Ruby Slipper Cafe LLC, The	LLC units	N/A	N/A	N/A	12	124	—	155
Southern Veterinary Partners, LLC	LLC units	N/A	N/A	N/A	—	216	—	349
See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Personal, Food and Miscellaneous Services – (continued)
Southern Veterinary Partners, LLC	LLC units	N/A	N/A	N/A	64	$2	—%	$58
Veterinary Specialists of North America, LLC	LLC units	N/A	N/A	N/A	—	106	—	375
Wetzel’s Pretzels, LLC	Common stock	N/A	N/A	N/A	—	160	—	218
						1,096	—	1,683
Printing and Publishing
Brandmuscle, Inc.	LLC interest	N/A	N/A	N/A	—	240	—	107

Retail Stores
Batteries Plus Holding Corporation	LP interest	N/A	N/A	N/A	5	529	0.1	800
Cycle Gear, Inc.	LLC units	N/A	N/A	N/A	19	248	0.1	426
DTLR, Inc.	LLC interest	N/A	N/A	N/A	4	411	0.1	830
Elite Sportswear, L.P.	LLC interest	N/A	N/A	N/A	—	165	—	—
Feeders Supply Company, LLC	Preferred stock	N/A	N/A	N/A	2	192	—	201
Feeders Supply Company, LLC	Common stock	N/A	N/A	N/A	—	—	—	—
Jet Equipment & Tools Ltd.(8)(9)(11)	LLC units	N/A	N/A	N/A	—	339	0.1	555
Marshall Retail Group LLC, The	LLC units	N/A	N/A	N/A	15	154	—	119
Paper Source, Inc.	Common stock	N/A	N/A	N/A	8	1,387	0.1	430
Pet Holdings ULC(8)(11)	LP interest	N/A	N/A	N/A	455	386	—	330
Pet Supplies Plus, LLC	LLC units	N/A	N/A	N/A	67	67	—	67
Sola Franchise, LLC and Sola Salon Studios, LLC	LLC units	N/A	N/A	N/A	2	180	—	199
Sola Franchise, LLC and Sola Salon Studios, LLC	LLC units	N/A	N/A	N/A	—	36	—	40
						4,094	0.5	3,997
Total non-controlled/non-affiliate company equity investments						$37,921	4.5%	$43,790
Total non-controlled/non-affiliate company investments					$1,851,027	$1,868,811	194.0%	$1,874,593
Non-controlled affiliate company investments(15)
Debt investments
Beverage, Food and Tobacco
Uinta Brewing Company^(7)(8)	One stop	L + 4.00%(a)	6.48%	08/2021	771	768	0.1	670
Uinta Brewing Company(7)(8)	One stop	L + 4.00%(a)	6.48%	08/2021	154	154	—	131
					925	922	0.1	801
Diversified/Conglomerate Service
Switchfly LLC(8)	One stop	L + 3.00%(c)	5.80%	10/2023	2,295	2,248	0.2	2,066
Switchfly LLC(8)	One stop	L + 3.00%(c)	5.80%	10/2023	192	189	—	173
Switchfly LLC(8)	One stop	L + 3.00%(c)	5.80%	10/2023	17	17	—	15
Switchfly LLC(8)	One stop	L + 8.50%	N/A(6)	10/2023	—	—	—	—
					2,504	2,454	0.2	2,254
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.(8)	One stop	L + 10.00%(a)	10.50% cash/ 2.00% PIK	05/2019	4,164	4,164	0.5	4,164
Benetech, Inc.(8)	One stop	P + 8.75%(a)(f)	11.91% cash/ 2.00% PIK	05/2019	209	209	—	209
					4,373	4,373	0.5	4,373
Total non-controlled affiliate company debt investments					$7,802	$7,749	0.8%	$7,428

See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Equity Investments(12)(13)
Beverage, Food and Tobacco
Uinta Brewing Company(8)	LP interest	N/A	N/A	N/A	462	$462	—%	$—
Uinta Brewing Company(8)	Common stock	N/A	N/A	N/A	123	—	—	135
					585	462	—	135
Diversified/Conglomerate Service
Switchfly LLC(8)	LLC units	N/A	N/A	N/A	1,467	$815	0.1	$1,099
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.(8)	LLC interest	N/A	N/A	N/A	56	$—	—%	$—
Benetech, Inc.(8)	LLC interest	N/A	N/A	N/A	56	—	—	16
						—	—	16
Total non-controlled affiliate company equity investments						$1,277	0.1%	$1,250
Total non-controlled affiliate company investments					$7,802	$9,026	0.9%	$8,678
Controlled affiliate company investments(16)
Equity Investments(12)(13)
Investment Funds and Vehicles
Senior Loan Fund LLC(8)(17)	LLC interest	N/A	N/A	N/A	74,882	$74,882	7.4%	$71,742
Total controlled affiliate company equity investments						$74,882	7.4%	$71,742
Total investments					$1,858,829	$1,952,719	202.3%	$1,955,013
Cash, cash equivalents and restricted cash, cash equivalents and foreign currencies
Cash, restricted cash and foreign currencies						$49,950	5.2%	$49,948
BlackRock Liquidity Funds T-Fund Institutional Shares (CUSIP 09248U718)			2.32%(18)			26,202	2.7	26,202
Total cash, cash equivalents and restricted cash, cash equivalents and foreign currencies						$76,152	7.9%	$76,150
Total investments and cash, cash equivalents and restricted cash and cash equivalents						$2,028,871	210.2%	$2,031,163

^
Denotes that all or a portion of the loan secures the notes offered in the 2014 Debt Securitization (as defined in Note 6).

*
Denotes that all or a portion of the loan secures the notes offered in the 2018 Debt Securitization (as defined in Note 6).

~
Denotes that all or a portion of the loan collateralizes the MS Credit Facility II (as defined in Note 6).

(1)
The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”), Euro Interbank Offered Rate (“EURIBOR” or “E”) or Prime (“P”) and which reset daily, monthly, quarterly, semiannually, or annually. For each, the Company has provided the spread over LIBOR, EURIBOR or Prime and the weighted average current interest rate in effect as of March 31, 2019. Certain investments are subject to a LIBOR, EURIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable. Listed below are the index rates as of March 29, 2019, which was the last business day of the period on which LIBOR or EURIBOR was determined. The actual index rate for each loan listed may not be the applicable index rate outstanding as of March 29, 2019, as the loan may have priced or repriced based on an index rate prior to March 29, 2019.

(a)
Denotes that all or a portion of the loan was indexed to the 30-day LIBOR, which was 2.49% as of March 29, 2019.

See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

(b)
Denotes that all or a portion of the loan was indexed to the 60-day LIBOR, which was 2.56% as of March 29, 2019.

(c)
Denotes that all or a portion of the loan was indexed to the 90-day LIBOR, which was 2.60% as of March 29, 2019.

(d)
Denotes that all or a portion of the loan was indexed to the 180-day LIBOR, which was 2.66% as of March 29, 2019.

(e)
Denotes that all or a portion of the loan was indexed to the 360-day LIBOR, which was 2.71% as of March 29, 2019.

(f)
Denotes that all or a portion of the loan was indexed to the Prime rate, which was 5.50% as of March 29, 2019.

(g)
Denotes that all or a portion of the loan was indexed to the 90-day EURIBOR, which was -0.31% as of March 29, 2019.

(h)
Denotes that all or a portion of the loan was indexed to the 30-day GBP LIBOR, which was 0.73% as of March 29, 2019.

(i)
Denotes that all or a portion of the loan was indexed to the 90-day GBP LIBOR, which was 0.85% as of March 29, 2019.

(j)
Denotes that all or a portion of the loan was indexed to the 180-day GBP LIBOR, which was 0.95% as of March 29, 2019.

(2)
For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of March 31, 2019.

(3)
The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.

(4)
The fair value of the investment was valued using significant unobservable inputs. See Note 5. Fair Value Measurements.

(5)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(6)
The entire commitment was unfunded as of March 31, 2019. As such, no interest is being earned on this investment. The investment may be subject to an unused facility fee.

(7)
Loan was on non-accrual status as of March 31, 2019, meaning that the Company has ceased recognizing interest income on the loan.

See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

(8)
The investment is treated as a non-qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of March 31, 2019, total non-qualifying assets at fair value represented 7.2% of the Company’s total assets calculated in accordance with the 1940 Act.

(9)
Investment is denominated in foreign currency and is translated into U.S. dollars as of the valuation date or the date of the transaction. See Note 2. Significant Accounting Policies and Recent Accounting Updates — Foreign Currency Transactions.

(10)
The headquarters of this portfolio company is located in the United Kingdom.

(11)
The headquarters of this portfolio company is located in Canada.

(12)
Equity investments are non-income producing securities unless otherwise noted.

(13)
Ownership of certain equity investments may occur through a holding company or partnership.

(14)
The Company holds an equity investment that entitles it to receive preferential dividends.

(15)
As defined in the 1940 Act, the Company is deemed to be an “affiliated person” of the portfolio company as the Company owns five percent or more of the portfolio company’s voting securities (“non-controlled affiliate”). Transactions related to investments in non-controlled affiliates for the six months ended March 31, 2019 were as follows:

Portfolio Company	Fair value as of September 30, 2018	Purchases (cost)(k)	Redemptions (cost)	Transfer in (out)	Discount accretion	Net change in unrealized gain/(loss)	Fair value as of March 31, 2019	Net realized gain/(loss)	Interest and fee income	Dividend income
Benetech, Inc.	$4,496	$90	$(197)	$—	$2	$(2)	$4,389	$—	$301	$—
Switchfly LLC	2,788	407	—	—	(13)	171	3,353	—	58	—
Uinta Brewing Company(l)	—	—	—	1,384	—	(448)	936	—	—	—
Total Non-Controlled Affiliates	$7,284	$497	$(197)	$1,384	$(11)	$(279)	$8,678	$—	$359	$—
(k)
Purchases at cost includes amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans.

(l)
During the three months ended March 31, 2019, the Company’s ownership increased to over five percent of the portfolio company’s voting securities.

See Notes to Consolidated Financial Statements.

 Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

(16)
As defined in the 1940 Act, the Company is deemed to be both an “affiliated person” of and “control” this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement) (“controlled affiliate”). Transactions related to investments in controlled affiliates for the six months ended March 31, 2019 were as follows:

Portfolio Company	Fair value as of September 30, 2018	Purchases (cost)	Redemptions (cost)	Transfer in (out)	Discount accretion	Net change in unrealized gain/(loss)	Fair value as of March 31, 2019	Net realized gain/(loss)	Interest and fee income	Dividend income
Senior Loan Fund LLC(m)	$71,084	$1,750	$(2,275)	$—	$—	$1,183	$71,742	$—	$—	$—
Total Controlled Affiliates	$71,084	$1,750	$(2,275)	$—	$—	$1,183	$71,742	$—	$—	$—
(m)
Together with RGA Reinsurance Company (“RGA”), the Company co-invests through Senior Loan Fund LLC (“SLF”). SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect to SLF must be approved by the SLF investment committee consisting of two representatives of the Company and RGA (with unanimous approval required from (i) one representative of each of the Company and RGA or (ii) both representatives of each of the Company and RGA). Therefore, although the Company owns more than 25% of the voting securities of SLF, the Company does not have sole control over significant actions of SLF for purposes of the 1940 Act or otherwise.

(17)
The Company generally receives quarterly profit distributions from its equity investment in SLF. For each of the three and six months ended March 31, 2019, the Company did not receive a profit distribution from its equity investment in SLF. See Note 4. Investments.

(18)
The rate shown is the annualized seven-day yield as of March 29, 2019.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments
September 30, 2018
(In thousands)
	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Investments
Non-controlled/non-affiliate company investments
Debt investments
Aerospace and Defense
ILC Dover, LP	Senior loan	L + 4.75%(c)	7.14%	12/2023	$9,928	$9,841	1.0%	$9,928
NTS Technical Systems*^	One stop	L + 6.25%(a)	8.36%	06/2021	21,718	21,508	2.2	21,718
NTS Technical Systems(5)	One stop	L + 6.25%	N/A(6)	06/2021	—	(53)	—	—
Tresys Technology Holdings, Inc.(7)	One stop	L + 6.75%(a)	8.99%	12/2018	3,899	3,845	0.1	780
Tresys Technology Holdings, Inc.(7)	One stop	L + 6.75%(a)	8.99%	12/2018	659	658	0.1	659
Tronair Parent, Inc.^	Senior loan	L + 4.75%(c)	7.56%	09/2023	366	363	0.1	366
Tronair Parent, Inc.	Senior loan	L + 4.50%(a)(b)(c)(f)	7.03%	09/2021	80	79	—	80
Whitcraft LLC*^	One stop	L + 6.25%(c)	8.64%	04/2023	12,439	12,298	1.3	12,439
Whitcraft LLC^	One stop	L + 6.25%(c)	8.64%	04/2023	194	192	—	194
Whitcraft LLC(5)	One stop	L + 6.25%	N/A(6)	04/2023	—	(1)	—	—
Whitcraft LLC(5)	One stop	L + 6.25%	N/A(6)	04/2023	—	(2)	—	—
					49,283	48,728	4.8	46,164
Automobile
Dent Wizard International Corporation*	Senior loan	L + 4.00%(a)	6.23%	04/2020	4,477	4,463	0.5	4,477
Grease Monkey International, LLC*^	Senior loan	L + 5.00%(a)	7.24%	11/2022	4,863	4,813	0.5	4,808
Grease Monkey International, LLC	Senior loan	L + 5.00%(a)	7.24%	11/2022	76	75	—	75
Grease Monkey International, LLC	Senior loan	L + 5.00%(a)	7.24%	11/2022	27	25	—	25
Grease Monkey International, LLC	Senior loan	L + 5.00%(a)	7.24%	11/2022	21	20	—	20
Grease Monkey International, LLC(5)	Senior loan	L + 5.00%	N/A(6)	11/2022	—	(2)	—	(2)
Quick Quack Car Wash Holdings, LLC	One stop	L + 6.50%(a)	8.74%	04/2023	8,751	8,652	0.9	8,751
Quick Quack Car Wash Holdings, LLC	One stop	L + 6.50%(a)	8.67%	04/2023	150	148	—	150
Quick Quack Car Wash Holdings, LLC	One stop	L + 6.50%(a)	8.70%	04/2023	40	39	—	40
Quick Quack Car Wash Holdings, LLC(5)	One stop	L + 6.50%	N/A(6)	04/2023	—	(4)	—	—
					18,405	18,229	1.9	18,344
Beverage, Food and Tobacco
Abita Brewing Co., L.L.C.	One stop	L + 5.75%(a)	7.99%	04/2021	6,998	6,926	0.7	6,998
Abita Brewing Co., L.L.C.	One stop	L + 5.75%	N/A(6)	04/2021	—	—	—	—
C. J. Foods, Inc.*^	One stop	L + 6.25%(c)	8.64%	05/2020	8,582	8,528	0.9	8,582
C. J. Foods, Inc.^	One stop	L + 6.25%(c)	8.64%	05/2020	649	647	0.1	649
C. J. Foods, Inc.	One stop	L + 6.25%(c)	8.58%	05/2020	517	514	0.1	517
Cafe Rio Holding, Inc.*^	One stop	L + 5.75%(a)	7.99%	09/2023	10,370	10,220	1.1	10,370
Cafe Rio Holding, Inc.	One stop	L + 5.75%(a)	7.99%	09/2023	80	79	—	80
Cafe Rio Holding, Inc.	One stop	L + 5.75%(a)	7.99%	09/2023	40	37	—	40
Cafe Rio Holding, Inc.	One stop	P + 4.75%(f)	10.00%	09/2023	10	8	—	10
Fintech Midco, LLC	One stop	L + 6.00%(a)	8.25%	08/2024	12,995	12,868	1.3	12,865
Fintech Midco, LLC(5)	One stop	L + 6.00%	N/A(6)	08/2024	—	(1)	—	(1)
Fintech Midco, LLC(5)	One stop	L + 6.00%	N/A(6)	08/2024	—	(2)	—	(3)
Firebirds International, LLC*	One stop	L + 5.75%(a)	7.89%	12/2018	1,049	1,048	0.1	1,049
Firebirds International, LLC*	One stop	L + 5.75%(a)	7.89%	12/2018	295	295	—	295
Firebirds International, LLC^	One stop	L + 5.75%(a)	7.89%	12/2018	95	95	—	95
Firebirds International, LLC	One stop	L + 5.75%(c)	7.99%	12/2018	41	41	—	41
Firebirds International, LLC	One stop	L + 5.75%	N/A(6)	12/2018	—	—	—	—
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)
	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Beverage, Food and Tobacco – (continued)
Flavor Producers, LLC	Senior loan	L + 4.75%(c)	7.13%	12/2023	$2,155	$2,127	0.2%	$2,155
Flavor Producers, LLC(5)	Senior loan	L + 4.75%	N/A(6)	12/2022	—	(1)	—	—
FWR Holding Corporation^	One stop	L + 5.75%(a)	7.99%	08/2023	5,259	5,194	0.6	5,259
FWR Holding Corporation	One stop	L + 5.75%(a)	7.99%	08/2023	65	64	—	65
FWR Holding Corporation	One stop	L + 5.75% (a)(f)	8.80%	08/2023	42	41	—	42
FWR Holding Corporation(5)	One stop	L + 5.75%	N/A(6)	08/2023	—	(1)	—	—
Global Franchise Group, LLC*	Senior loan	L + 5.75%(a)	7.99%	12/2019	3,220	3,203	0.3	3,220
Global Franchise Group, LLC	Senior loan	L + 5.75%	N/A(6)	12/2019	—	—	—	—
Global ID Corporation*	One stop	L + 6.50%(c)	8.84%	11/2021	5,144	5,104	0.5	5,144
Global ID Corporation	One stop	L + 6.50%(c)	8.84%	11/2021	72	71	—	72
Global ID Corporation	One stop	L + 6.50%	N/A(6)	11/2021	—	—	—	—
Global ID Corporation(5)	One stop	L + 6.50%	N/A(6)	11/2021	—	(1)	—	—
Hopdoddy Holdings, LLC	One stop	L + 9.50%(c)	10.31% cash/ 1.50% PIK	08/2020	1,307	1,301	0.1	1,307
Hopdoddy Holdings, LLC	One stop	L + 9.50%(c)	10.34% cash/ 1.50% PIK	08/2020	47	47	—	47
Hopdoddy Holdings, LLC	One stop	L + 9.50%(c)	10.32% cash/ 1.50% PIK	08/2020	3	2	—	3
Mendocino Farms, LLC(5)	One stop	L + 8.50%	N/A(6)	06/2023	—	(2)	—	—
Mid-America Pet Food, L.L.C.*^	One stop	L + 6.00%(c)	8.39%	12/2021	10,752	10,664	1.1	10,752
Mid-America Pet Food, L.L.C.(5)	One stop	L + 6.00%	N/A(6)	12/2021	—	(1)	—	—
NBC Intermediate, LLC^	Senior loan	L + 4.25%(a)	6.50%	09/2023	2,079	2,061	0.2	2,058
NBC Intermediate, LLC*	Senior loan	L + 4.25%(a)	6.50%	09/2023	1,097	1,086	0.1	1,086
NBC Intermediate, LLC	Senior loan	P + 3.25%(f)	8.50%	09/2023	5	4	—	4
Purfoods, LLC	One stop	L + 6.00%(c)	8.31%	05/2021	8,379	8,270	0.9	8,379
Purfoods, LLC	One stop	N/A	7.00% PIK	05/2026	116	116	—	116
Purfoods, LLC	One stop	L + 6.00%(a)	8.15%	05/2021	65	64	—	65
Purfoods, LLC^	One stop	L + 6.00%(c)	8.39%	05/2021	39	39	—	39
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	30	30	—	30
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	30	30	—	30
Purfoods, LLC	One stop	L + 6.00%(c)	8.33%	05/2021	30	30	—	30
Purfoods, LLC^	One stop	L + 6.00%(c)	8.39%	05/2021	24	23	—	24
Purfoods, LLC^	One stop	L + 6.00%(c)	8.39%	05/2021	15	15	—	15
Purfoods, LLC^	One stop	L + 6.00%(c)	8.39%	05/2021	15	15	—	15
Purfoods, LLC^	One stop	L + 6.00%(c)	8.39%	05/2021	14	14	—	14
Purfoods, LLC^	One stop	L + 6.00%(c)	8.39%	05/2021	11	11	—	11
Purfoods, LLC^	One stop	L + 6.00%(c)	8.39%	05/2021	11	11	—	11
Purfoods, LLC^	One stop	L + 6.00%(c)	8.39%	05/2021	10	10	—	10
Purfoods, LLC(5)	One stop	L + 6.00%	N/A(6)	05/2021	—	(1)	—	—
Rubio’s Restaurants, Inc.*^	Senior loan	L + 5.25%(c)	7.64%	10/2019	11,173	11,000	1.2	11,173
Uinta Brewing Company^(7)	One stop	L + 8.50%(a)	10.74%	08/2019	3,725	3,716	0.3	2,459
Uinta Brewing Company(7)	One stop	L + 8.50%(a)	10.74%	08/2019	693	691	0.1	444
					97,348	96,350	9.9	95,666
Broadcasting and Entertainment
TouchTunes Interactive Networks, Inc.^	Senior loan	L + 4.75%(a)	6.99%	05/2021	1,447	1,444	0.1	1,447
Buildings and Real Estate
Brooks Equipment Company, LLC*^	One stop	L + 5.00%(c)	7.31%	08/2020	21,096	20,996	2.2	21,096
Brooks Equipment Company, LLC*	One stop	L + 5.00%(b)(c)	7.28%	08/2020	2,634	2,623	0.3	2,634
Brooks Equipment Company, LLC(5)	One stop	L + 5.00%	N/A(6)	08/2020	—	(6)	—	—
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Buildings and Real Estate – (continued)
Jensen Hughes, Inc.	Senior loan	L + 4.50%(a)	6.71%	03/2024	$500	$498	0.1%	$500
Jensen Hughes, Inc.	Senior loan	L + 4.50%(a)	6.74%	03/2024	153	151	—	153
Jensen Hughes, Inc.	Senior loan	L + 4.50%(a)	6.65%	03/2024	29	29	—	29
MRI Software LLC^	One stop	L + 5.50%(c)	7.89%	06/2023	23,684	23,156	2.4	23,684
MRI Software LLC*^	One stop	L + 5.50%(c)	7.89%	06/2023	13,744	13,614	1.4	13,744
MRI Software LLC^	One stop	L + 5.50%(c)	7.89%	06/2023	357	354	0.1	357
MRI Software LLC	One stop	L + 5.50%(c)	7.89%	06/2023	295	292	—	295
MRI Software LLC	One stop	L + 5.50%(c)	7.89%	06/2023	194	192	—	194
MRI Software LLC^	One stop	L + 5.50%(a)	7.65%	06/2023	165	163	—	165
MRI Software LLC	One stop	L + 5.50%(a)	7.67%	06/2023	35	32	—	35
MRI Software LLC(5)	One stop	L + 5.50%	N/A(6)	06/2023	—	(6)	—	—
					62,886	62,088	6.5	62,886
Chemicals, Plastics and Rubber
Flexan, LLC*	One stop	L + 5.75%(c)	8.14%	02/2020	2,310	2,296	0.3	2,310
Flexan, LLC^	One stop	L + 5.75%(c)	8.14%	02/2020	1,086	1,081	0.1	1,086
Flexan, LLC	One stop	P + 4.50%(f)	9.75%	02/2020	11	11	—	11
Inhance Technologies Holdings LLC	One stop	L + 5.25%(b)	7.43%	07/2024	6,880	6,731	0.7	6,811
Inhance Technologies Holdings LLC(5)	One stop	L + 5.25%	N/A(6)	07/2024	—	(1)	—	(1)
Inhance Technologies Holdings LLC(5)	One stop	L + 5.25%	N/A(6)	07/2024	—	(1)	—	(2)
					10,287	10,117	1.1	10,215
Diversified/Conglomerate Manufacturing
Chase Industries, Inc.	Senior loan	L + 4.00%(c)	6.34%	05/2025	6,870	6,756	0.7	6,870
Chase Industries, Inc.	Senior loan	L + 4.00%(c)	6.34%	05/2023	16	14	—	16
Chase Industries, Inc.	Senior loan	L + 4.00%(c)	6.38%	05/2025	12	8	—	12
Inventus Power, Inc.*^	One stop	L + 6.50%(a)	8.74%	04/2020	7,285	7,266	0.7	6,557
Inventus Power, Inc.	One stop	L + 6.50%(a)(c)	8.78%	04/2020	271	270	—	236
Onicon Incorporated*^	One stop	L + 5.50%(a)(c)	7.88%	04/2022	17,916	17,784	1.9	17,916
Onicon Incorporated(5)	One stop	L + 5.50%	N/A(6)	04/2022	—	(3)	—	—
Pasternack Enterprises, Inc. and Fairview Microwave, Inc	Senior loan	L + 4.00%(a)(f)	6.24%	07/2025	5,634	5,607	0.6	5,606
Pasternack Enterprises, Inc. and Fairview Microwave, Inc	Senior loan	L + 4.00%	N/A(6)	07/2023	—	—	—	—
PetroChoice Holdings, Inc.^	Senior loan	L + 5.00%(b)	7.20%	08/2022	1,732	1,700	0.2	1,732
Plex Systems, Inc.*^	One stop	L + 7.50%(a)	9.82%	06/2020	18,797	18,635	1.9	18,797
Plex Systems, Inc.(5)	One stop	L + 7.50%	N/A(6)	06/2020	—	(14)	—	—
Reladyne, Inc.*^	Senior loan	L + 5.00%(c)	7.34%	07/2022	16,878	16,691	1.7	16,878
Reladyne, Inc.^	Senior loan	L + 5.00%(c)	7.34%	07/2022	173	171	—	173
Reladyne, Inc.	Senior loan	L + 5.00%(c)	7.34%	07/2022	142	141	—	142
Reladyne, Inc.(5)	Senior loan	L + 5.00%	N/A(6)	07/2022	—	(3)	—	—
Source Refrigeration & HVAC, Inc.*	Senior loan	L + 4.75%(c)	7.14%	04/2023	9,453	9,352	1.0	9,453
Source Refrigeration & HVAC, Inc.	Senior loan	L + 4.75%(c)	7.10%	04/2023	111	110	—	111
Source Refrigeration & HVAC, Inc.	Senior loan	P + 3.75%(f)	9.00%	04/2023	89	86	—	89
Source Refrigeration & HVAC, Inc.	Senior loan	L + 4.75%(c)	7.09%	04/2023	57	56	—	57
Source Refrigeration & HVAC, Inc.(5)	Senior loan	L + 4.75%	N/A(6)	04/2023	—	(2)	—	—
Sunless Merger Sub, Inc.	Senior loan	L + 5.00%(a)(f)	7.28%	07/2019	1,381	1,384	0.2	1,381
Sunless Merger Sub, Inc.	Senior loan	P + 3.75%(f)	8.75%	07/2019	256	256	—	256
Togetherwork Holdings, LLC	One stop	L + 6.50%(a)	8.74%	03/2025	9,158	9,031	0.9	9,066
Togetherwork Holdings, LLC	One stop	L + 6.50%(a)	8.74%	03/2025	557	549	0.1	552
Togetherwork Holdings, LLC	One stop	L + 6.50%(a)	8.74%	03/2025	116	114	—	114
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Manufacturing – (continued)
Togetherwork Holdings, LLC	One stop	L + 6.50%(a)	8.74%	03/2025	$108	$106	—%	$107
Togetherwork Holdings, LLC(5)	One stop	L + 6.50%	N/A(6)	03/2024	—	(1)	—	(1)
Togetherwork Holdings, LLC(5)	One stop	L + 6.50%	N/A(6)	03/2025	—	(2)	—	(1)
Togetherwork Holdings, LLC(5)	One stop	L + 6.50%	N/A(6)	03/2025	—	(3)	—	(2)
					97,012	96,059	9.9	96,117
Diversified/Conglomerate Service
Accela, Inc.	One stop	L + 6.00%(c)	8.39%	09/2023	5,261	5,193	0.5	5,261
Accela, Inc.(5)	One stop	L + 6.00%	N/A(6)	09/2023	—	(1)	—	—
Agility Recovery Solutions Inc.*^	One stop	L + 6.50%(a)	8.74%	03/2020	13,809	13,750	1.4	13,809
Agility Recovery Solutions Inc.(5)	One stop	L + 6.50%	N/A(6)	03/2020	—	(3)	—	—
Anaqua, Inc.*^	One stop	L + 6.50%(c)	8.85%	07/2022	6,948	6,867	0.7	6,948
Anaqua, Inc.(5)	One stop	L + 6.50%	N/A(6)	07/2022	—	(1)	—	—
Apttus Corporation	One stop	L + 7.85%(e)	10.06%	01/2023	4,127	3,969	0.4	4,312
Bazaarvoice, Inc.	One stop	L + 8.00%(a)	10.24%	02/2024	8,958	8,799	0.9	8,958
Bazaarvoice, Inc.	One stop	P + 7.00%(f)	12.25%	02/2024	30	28	—	30
Browz LLC	One stop	L + 9.50%(b)	10.17% cash/ 1.50% PIK	03/2023	1,503	1,473	0.2	1,503
Browz LLC	One stop	L + 9.50%	N/A(6)	03/2023	—	—	—	—
Centrify Corporation*	One stop	L + 6.25%(c)	8.59%	08/2024	10,974	10,813	1.1	10,864
Centrify Corporation(5)	One stop	L + 6.25%	N/A(6)	08/2024	—	(2)	—	(2)
Clearwater Analytics, LLC*^	One stop	L + 5.00%(a)	7.24%	09/2022	8,532	8,319	0.9	8,532
Clearwater Analytics, LLC(5)	One stop	L + 5.00%	N/A(6)	09/2022	—	(2)	—	—
Cloudbees, Inc.	One stop	L + 9.00%(a)	10.61% cash/ 0.50% PIK	05/2023	1,898	1,841	0.2	1,870
Cloudbees, Inc.	One stop	L + 9.00%	N/A(6)	05/2023	—	—	—	—
Confluence Technologies, Inc.	One stop	L + 7.50%(a)	9.65%	03/2024	7,033	6,889	0.7	7,033
Confluence Technologies, Inc.	One stop	P + 6.50%(a)(f)	10.96%	03/2024	16	15	—	16
Connexin Software, Inc.	One stop	L + 8.50%(a)	10.74%	02/2024	2,401	2,348	0.3	2,401
Connexin Software, Inc.	One stop	L + 8.50%	N/A(6)	02/2024	—	—	—	—
Datto, Inc.*	One stop	L + 8.00%(a)	10.15%	12/2022	11,156	10,969	1.2	11,156
Datto, Inc.(5)	One stop	L + 8.00%	N/A(6)	12/2022	—	(1)	—	—
Daxko Acquisition Corporation*^	One stop	L + 5.25%(b)	7.54%	09/2023	11,246	11,014	1.2	11,246
Daxko Acquisition Corporation(5)	One stop	L + 5.25%	N/A(6)	09/2023	—	(1)	—	—
Digital Guardian, Inc.	One stop	L + 9.00%(c)	10.33% cash/ 1.00% PIK	06/2023	3,999	3,952	0.4	3,999
Digital Guardian, Inc.	Subordinated debt	N/A	8.00% PIK	01/2019	184	184	—	184
Digital Guardian, Inc.(5)	One stop	L + 6.00%	N/A(6)	06/2023	—	—	—	(2)
Digital Guardian, Inc.	One stop	L + 9.00%	N/A(6)	06/2023	—	—	—	—
DISA Holdings Acquisition Subsidiary Corp.*	Senior loan	L + 4.00%(a)(f)	6.10%	06/2022	2,006	1,997	0.2	2,006
DISA Holdings Acquisition Subsidiary Corp.	Senior loan	L + 4.00%(a)	6.10%	06/2022	2	2	—	2
DISA Holdings Acquisition Subsidiary Corp.(5)	Senior loan	L + 4.00%	N/A(6)	06/2022	—	(1)	—	—
EGD Security Systems, LLC	One stop	L + 6.25%(c)	8.58%	06/2022	11,114	10,960	1.1	11,114
EGD Security Systems, LLC^	One stop	L + 6.25%(c)	8.56%	06/2022	98	97	—	98
EGD Security Systems, LLC	One stop	L + 6.25%(c)	8.58%	06/2022	75	74	—	75
EGD Security Systems, LLC^	One stop	L + 6.25%(c)	8.59%	06/2022	52	52	—	52
GS Acquisitionco, Inc.	One stop	L + 5.00%(a)	7.25%	05/2024	22,840	22,620	2.3	22,611
GS Acquisitionco, Inc.	One stop	L + 5.00%(a)	7.25%	05/2024	878	870	0.1	869
GS Acquisitionco, Inc.(5)	One stop	L + 4.75%	N/A(6)	05/2024	—	(1)	—	(1)
GS Acquisitionco, Inc.(5)	One stop	L + 4.75%	N/A(6)	05/2024	—	(5)	—	(5)
HealthcareSource HR, Inc.*	One stop	L + 6.75%(c)	9.14%	05/2020	23,389	23,203	2.4	23,389
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Service – (continued)
HealthcareSource HR, Inc.(5)	One stop	L + 6.75%	N/A(6)	05/2020	$—	$(1)	—%	$—
Host Analytics, Inc.	One stop	N/A	8.50% cash/ 2.25% PIK	08/2021	3,169	3,131	0.3%	3,169
Host Analytics, Inc.	One stop	N/A	8.50% cash/ 2.25% PIK	08/2021	2,656	2,557	0.3	2,656
Host Analytics, Inc.	One stop	N/A	8.50% cash/2.25% PIK	08/2021	741	733	0.1	741
Host Analytics, Inc.(5)	One stop	N/A	N/A(6)	08/2021	—	(6)	—	—
ICIMS, Inc.	One stop	L + 6.50%(c)	8.64%	09/2024	5,412	5,305	0.5	5,304
ICIMS, Inc.(5)	One stop	L + 6.50%	N/A(6)	09/2024	—	(1)	—	(1)
III US Holdings, LLC	One stop	L + 6.50%	N/A(6)	09/2022	—	—	—	—
Imprivata, Inc.	Senior loan	L + 4.00%(c)	6.39%	10/2023	13,045	12,907	1.3	13,045
Imprivata, Inc.(5)	Senior loan	L + 4.00%	N/A(6)	10/2023	—	(2)	—	—
Infogix, Inc.	One stop	L + 6.00%(c)	8.39%	04/2024	3,330	3,315	0.3	3,330
Infogix, Inc.	One stop	P + 5.00%(f)	10.25%	04/2024	9	9	—	9
Integral Ad Science, Inc.	One stop	L + 7.25%(a)	8.25% cash/ 1.25% PIK	07/2024	5,000	4,904	0.5	4,900
Integral Ad Science, Inc.(5)	One stop	L + 6.00%	N/A(6)	07/2023	—	(1)	—	(1)
Integration Appliance, Inc.*^	One stop	L + 7.25%(a)	9.36%	08/2023	34,762	34,381	3.6	34,415
Integration Appliance, Inc.(5)	One stop	L + 7.25%	N/A(6)	08/2023	—	(7)	—	(9)
JAMF Holdings, Inc.	One stop	L + 8.00%(c)	10.32%	11/2022	4,550	4,475	0.5	4,550
JAMF Holdings, Inc.(5)	One stop	L + 8.00%	N/A(6)	11/2022	—	(1)	—	—
Jobvite, Inc.	One stop	L + 8.00%(a)	10.15%	07/2023	2,048	1,979	0.2	1,968
Jobvite, Inc.	One stop	L + 8.00%	N/A(6)	07/2023	—	—	—	—
Jobvite, Inc.(5)	One stop	L + 8.00%	N/A(6)	07/2023	—	—	—	(1)
Kareo, Inc.	One stop	L + 9.00%(a)	11.24%	06/2022	4,518	4,348	0.5	4,518
Kareo, Inc.	One stop	L + 9.00%(a)	11.24%	06/2022	332	327	—	332
Kareo, Inc.	One stop	L + 9.00%	N/A(6)	06/2022	—	—	—	—
Maverick Bidco Inc.*	One stop	L + 6.25%(c)	8.64%	04/2023	17,468	17,195	1.8	17,468
Maverick Bidco Inc.	One stop	L + 6.25%(c)	8.59%	04/2023	167	166	—	167
Maverick Bidco Inc.	One stop	L + 6.25%(c)	8.60%	04/2023	34	32	—	34
Maverick Bidco Inc.(5)	One stop	L + 6.25%	N/A(6)	04/2023	—	(3)	—	—
Ministry Brands, LLC	Senior loan	L + 4.00%(a)	6.24%	12/2022	866	862	0.1	866
Ministry Brands, LLC	Senior loan	L + 4.00%(a)	6.24%	12/2022	496	493	0.1	496
Ministry Brands, LLC	Senior loan	L + 4.00%(a)	6.24%	12/2022	9	9	—	9
MMan Acquisition Co.^	One stop	L + 6.00%(c)	8.34%	08/2023	9,726	9,608	1.0	9,531
MMan Acquisition Co.	One stop	L + 6.00%(c)	8.34%	08/2023	100	99	—	98
Net Health Acquisition Corp.	One stop	L + 5.50%(a)	7.74%	12/2023	3,857	3,823	0.4	3,857
Net Health Acquisition Corp.	One stop	L + 5.50%(a)	7.74%	12/2023	540	536	0.1	540
Net Health Acquisition Corp.(5)	One stop	L + 5.50%	N/A(6)	12/2023	—	(1)	—	—
Netsmart Technologies, Inc.	Senior loan	L + 3.75%(a)	5.99%	06/2025	1,737	1,725	0.2	1,750
Netsmart Technologies, Inc.(5)	Senior loan	L + 4.75%	N/A(6)	04/2023	—	(6)	—	—
Nextech Systems, LLC	One stop	L + 6.00%(a)	8.24%	03/2024	10,357	10,322	1.1	10,357
Nextech Systems, LLC	One stop	L + 6.00%	N/A(6)	03/2024	—	—	—	—
Nexus Brands Group, Inc.	One stop	L + 6.00%(c)	8.33%	11/2023	5,750	5,689	0.6	5,750
Nexus Brands Group, Inc.	One stop	L + 6.00%(c)	8.39%	11/2023	91	90	—	91
Nexus Brands Group, Inc.(5)	One stop	L + 6.00%	N/A(6)	11/2023	—	(1)	—	—
Nexus Brands Group, Inc.(5)	One stop	L + 6.00%	N/A(6)	11/2023	—	(1)	—	—
Personify, Inc.	One stop	L + 5.75%(c)	8.14%	09/2024	5,349	5,296	0.5	5,295
Personify, Inc.(5)	One stop	L + 5.75%	N/A(6)	09/2024	—	(1)	—	(1)
Property Brands, Inc.	One stop	L + 6.00%(a)	8.24%	01/2024	10,872	10,655	1.1	10,872
Property Brands, Inc.^	One stop	L + 6.00%(a)	8.24%	01/2024	219	216	—	219
Property Brands, Inc.(5)	One stop	L + 6.00%	N/A(6)	01/2024	—	(1)	—	—
Property Brands, Inc.(5)	One stop	L + 6.00%	N/A(6)	01/2024	—	(1)	—	—
Saba Software, Inc.*^	Senior loan	L + 4.50%(a)	6.74%	05/2023	22,515	22,217	2.3	22,515
Saba Software, Inc.(5)	Senior loan	L + 4.50%	N/A(6)	05/2023	—	(2)	—	—
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Service – (continued)
Saldon Holdings, Inc.*	Senior loan	L + 4.25%(a)	6.41%	09/2022	$750	$741	0.1%	$746
Saldon Holdings, Inc.*	Senior loan	L + 4.25%(a)	6.41%	09/2022	716	713	0.1	713
Telesoft, LLC*	One stop	L + 5.00%(c)	7.34%	07/2022	4,160	4,129	0.4	4,160
Telesoft, LLC(5)	One stop	L + 5.00%	N/A(6)	07/2022	—	(1)	—	—
Transaction Data Systems, Inc.*	One stop	L + 5.25%(a)	7.50%	06/2021	39,051	38,889	4.0	39,051
Transaction Data Systems, Inc.	One stop	L + 5.25%(c)	7.64%	06/2021	15	14	—	15
Trintech, Inc.*^	One stop	L + 6.00%(b)	8.20%	12/2023	10,875	10,756	1.1	10,875
Trintech, Inc.^	One stop	L + 6.00%(b)	8.20%	12/2023	3,412	3,375	0.4	3,412
Trintech, Inc.	One stop	L + 6.00%(b)	8.20%	12/2023	30	28	—	30
True Commerce, Inc.^	One stop	L + 5.75%(c)	8.14%	11/2023	5,610	5,550	0.6	5,610
True Commerce, Inc.(5)	One stop	L + 5.75%	N/A(6)	11/2023	—	(1)	—	—
Upserve, Inc.	One stop	L + 5.50%(a)	7.65%	07/2023	2,969	2,948	0.3	2,947
Upserve, Inc.	One stop	L + 5.50%	N/A(6)	07/2023	—	—	—	—
Upserve, Inc.(5)	One stop	L + 5.50%	N/A(6)	07/2023	—	(1)	—	(1)
Valant Medical Solutions, Inc.	One stop	L + 11.00%(a)	10.88% cash/ 2.25% PIK	10/2020	828	775	0.1	828
Valant Medical Solutions, Inc.	One stop	N/A	6.00% PIK	02/2020	149	149	—	184
Valant Medical Solutions, Inc.	One stop	L + 11.00%(a)	10.88% cash/ 2.25% PIK	10/2020	10	10	—	10
Velocity Technology Solutions, Inc.	One stop	L + 6.00%(c)	8.39%	12/2023	8,228	8,103	0.9	8,228
Velocity Technology Solutions, Inc.(5)	One stop	L + 6.00%	N/A(6)	12/2023	—	(1)	—	—
Vendavo, Inc.*	One stop	L + 8.50%(c)	10.81%	10/2022	28,936	28,441	3.0	28,936
Vendavo, Inc.(5)	One stop	L + 8.50%	N/A(6)	10/2022	—	(9)	—	—
Vendor Credentialing Service LLC^	One stop	L + 5.75%(a)	7.99%	11/2021	12,115	11,949	1.3	12,115
Vendor Credentialing Service LLC	One stop	L + 5.75%	N/A(6)	11/2021	—	—	—	—
Verisys Corporation*	One stop	L + 7.75%(c)	10.14%	01/2023	3,886	3,844	0.4	3,886
Verisys Corporation(5)	One stop	L + 7.75%	N/A(6)	01/2023	—	(1)	—	—
Workforce Software, LLC^	One stop	L + 6.50%(c)	8.83%	06/2021	5,790	5,756	0.6	5,790
Workforce Software, LLC	One stop	L + 6.50%(c)	8.81%	06/2021	577	571	0.1	577
Workforce Software, LLC(5)	One stop	L + 6.50%	N/A(6)	06/2021	—	(1)	—	—
					456,361	450,374	47.0	455,279
Ecological
Pace Analytical Services, LLC	One stop	L + 6.25%(a)	8.49%	09/2022	15,190	14,912	1.6	15,190
Pace Analytical Services, LLC^	One stop	L + 6.25%(a)	8.49%	09/2022	1,412	1,396	0.1	1,412
Pace Analytical Services, LLC	One stop	L + 6.25%(a)	8.48%	09/2022	716	709	0.1	716
Pace Analytical Services, LLC*	One stop	L + 6.25%(a)	8.49%	09/2022	346	342	—	346
Pace Analytical Services, LLC^	One stop	L + 6.25%(a)	8.47%	09/2022	118	117	—	118
Pace Analytical Services, LLC	One stop	L + 6.25%(a)	8.49%	09/2022	10	8	—	10
Pace Analytical Services, LLC(5)	One stop	L + 6.25%	N/A(6)	09/2022	—	(3)	—	—
WRE Holding Corp.*	Senior loan	L + 4.75%(a)	6.99%	01/2023	1,008	999	0.1	1,008
WRE Holding Corp.	Senior loan	L + 4.75%(a)	6.99%	01/2023	42	42	—	42
WRE Holding Corp.	Senior loan	L + 4.75%(a)	6.99%	01/2023	21	21	—	21
WRE Holding Corp.	Senior loan	L + 4.75%(a)	6.99%	01/2023	5	5	—	5
					18,868	18,548	1.9	18,868
Electronics
Appriss Holdings, Inc.*^	One stop	L + 6.25%(c)	8.64%	05/2022	36,397	36,016	3.7	36,034
Appriss Holdings, Inc.(5)	One stop	L + 6.25%	N/A(6)	05/2022	—	(33)	—	(29)
Compusearch Software Holdings, Inc.*^	Senior loan	L + 4.25%(c)	6.64%	05/2021	2,067	2,065	0.2	2,067
Diligent Corporation*	One stop	L + 5.50%(d)	8.09%	04/2022	26,132	25,856	2.7	26,132
Diligent Corporation	One stop	L + 5.50%(d)	8.09%	04/2022	4,879	4,816	0.5	4,879
Diligent Corporation*	One stop	L + 5.50%(d)	8.09%	04/2022	4,790	4,700	0.5	4,790
Diligent Corporation*^	One stop	L + 5.50%(d)	8.09%	04/2022	2,622	2,586	0.3	2,622
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Electronics – (continued)
Diligent Corporation	One stop	L + 5.50%(c)	7.98%	04/2022	$102	$101	—%	$102
Diligent Corporation	One stop	L + 5.50%(c)	8.03%	04/2022	81	80	—	81
Diligent Corporation	One stop	L + 5.50%(c)(d)	8.03%	04/2022	36	35	—	36
Diligent Corporation(5)	One stop	L + 5.50%	N/A(6)	04/2022	—	(1)	—	—
Diligent Corporation(5)	One stop	L + 5.50%	N/A(6)	04/2022	—	(2)	—	—
Gamma Technologies, LLC*^	One stop	L + 5.50%(a)	7.74%	06/2024	21,478	21,297	2.2	21,478
Gamma Technologies, LLC(5)	One stop	L + 5.50%	N/A(6)	06/2024	—	(1)	—	—
SEI, Inc.*	Senior loan	L + 5.25%(a)	7.49%	07/2023	5,477	5,428	0.6	5,477
Sloan Company, Inc., The	One stop	L + 13.00%(c)	10.89% cash/ 4.50% PIK	04/2020	6,467	6,426	0.5	5,173
Sloan Company, Inc., The	One stop	L + 13.00%(c)	10.89% cash/ 4.50% PIK	04/2020	432	432	—	346
Sloan Company, Inc., The	One stop	L + 13.00%(c)	10.89% cash/ 4.50% PIK	04/2020	50	50	—	40
Sovos Compliance*^	One stop	L + 6.00%(a)	8.24%	03/2022	9,234	9,125	1.0	9,234
Sovos Compliance^	One stop	L + 6.00%(a)	8.24%	03/2022	1,553	1,536	0.2	1,553
Sovos Compliance	One stop	L + 6.00%(a)	8.24%	03/2022	173	172	—	173
Sovos Compliance(5)	One stop	L + 6.00%	N/A(6)	03/2022	—	(1)	—	—
Sovos Compliance(5)	One stop	L + 6.00%	N/A(6)	03/2022	—	(2)	—	—
Watchfire Enterprises, Inc.	Second lien	L + 8.00%(c)	10.39%	10/2021	9,435	9,338	1.0	9,435
					131,405	130,019	13.4	129,623
Grocery
MyWebGrocer, Inc.*	One stop	L + 5.00%(d)	7.52%	09/2018	14,271	14,271	1.5	14,271
Teasdale Quality Foods, Inc.	Senior loan	L + 4.75%(c)	6.92%	10/2020	324	321	—	317
					14,595	14,592	1.5	14,588
Healthcare, Education and Childcare
Active Day, Inc.	One stop	L + 6.00%(a)	8.24%	12/2021	13,265	13,071	1.3	13,000
Active Day, Inc.^	One stop	L + 6.00%(a)	8.24%	12/2021	1,024	1,014	0.1	1,003
Active Day, Inc.*	One stop	L + 6.00%(a)	8.24%	12/2021	660	655	0.1	646
Active Day, Inc.*	One stop	L + 6.00%(a)	8.24%	12/2021	456	451	0.1	447
Active Day, Inc.	One stop	P + 5.00%(f)	10.25%	12/2021	22	21	—	20
Acuity Eyecare Holdings, LLC	One stop	L + 6.75%(b)	9.01%	03/2022	2,564	2,519	0.3	2,538
Acuity Eyecare Holdings, LLC	One stop	L + 6.75%(b)	9.04%	03/2022	203	180	—	185
Acuity Eyecare Holdings, LLC^	One stop	L + 6.75%(b)	9.02%	03/2022	149	148	—	148
Acuity Eyecare Holdings, LLC	One stop	P + 5.75%(f)	11.00%	03/2022	10	10	—	9
ADCS Clinics Intermediate Holdings, LLC	One stop	L + 5.75%(b)	8.04%	05/2022	21,065	20,641	2.1	20,644
ADCS Clinics Intermediate Holdings, LLC*	One stop	L + 5.75%(b)	8.04%	05/2022	107	106	—	105
ADCS Clinics Intermediate Holdings, LLC	One stop	L + 5.75%(b)	8.04%	05/2022	83	82	—	81
ADCS Clinics Intermediate Holdings, LLC	One stop	L + 5.75%(b)	8.04%	05/2022	50	49	—	48
ADCS Clinics Intermediate Holdings, LLC*	One stop	L + 5.75%(b)	8.04%	05/2022	31	31	—	31
Agilitas USA, Inc.	One stop	L + 6.00%(c)	8.34%	04/2022	8,354	8,295	0.9	8,187
Agilitas USA, Inc.	One stop	L + 6.00%(c)	8.34%	04/2022	10	9	—	8
Agilitas USA, Inc.(5)	One stop	L + 6.00%	N/A(6)	04/2022	—	(1)	—	—
Aris Teleradiology Company, LLC*(7)	Senior loan	L + 5.50%(c)	8.00%	03/2021	2,693	2,678	0.1	1,236
Aris Teleradiology Company, LLC(7)	Senior loan	L + 5.50%(c)(d)	8.01%	03/2021	141	140	—	47
Avalign Technologies, Inc.^	Senior loan	L + 4.50%(a)	6.75%	07/2021	1,343	1,340	0.1	1,343
BIORECLAMATIONIVT, LLC*^	One stop	L + 6.25%(a)	8.49%	01/2021	16,852	16,718	1.7	16,852
BIORECLAMATIONIVT, LLC	One stop	P + 5.25%(f)	10.50%	01/2021	100	99	—	100
CLP Healthcare Services, Inc.^	Senior loan	L + 5.50%(c)	7.89%	12/2020	3,884	3,858	0.4	3,807
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
DCA Investment Holding, LLC*^	One stop	L + 5.25%(c)	7.64%	07/2021	$18,584	$18,393	1.9%	$18,584
DCA Investment Holding, LLC*^	One stop	L + 5.25%(c)	7.64%	07/2021	13,329	13,249	1.4	13,329
DCA Investment Holding, LLC	One stop	L + 5.25%(c)	7.64%	07/2021	2,450	2,422	0.3	2,450
DCA Investment Holding, LLC	One stop	L + 5.25%(c)	7.64%	07/2021	151	150	—	151
DCA Investment Holding, LLC	One stop	L + 5.25%(c)	7.64%	07/2021	149	147	—	149
DCA Investment Holding, LLC	One stop	L + 5.25%(c)	7.64%	07/2021	47	47	—	47
DCA Investment Holding, LLC(5)	One stop	L + 5.25%	N/A(6)	07/2021	—	(7)	—	—
DCA Investment Holding, LLC(5)	One stop	L + 5.25%	N/A(6)	07/2021	—	(9)	—	—
Deca Dental Management LLC*^	One stop	L + 6.25%(c)	8.64%	07/2020	4,062	4,040	0.4	4,062
Deca Dental Management LLC	One stop	L + 6.25%(a)(c)	8.57%	07/2020	494	492	0.1	494
Deca Dental Management LLC	One stop	L + 6.25%(a)	8.49%	07/2020	50	50	—	50
Deca Dental Management LLC(5)	One stop	L + 6.25%	N/A(6)	07/2020	—	(1)	—	—
Dental Holdings Corporation	One stop	L + 5.50%(d)	8.02%	02/2020	7,142	7,081	0.7	7,142
Dental Holdings Corporation	One stop	L + 5.50%(d)	8.02%	02/2020	1,133	1,126	0.1	1,133
Dental Holdings Corporation	One stop	L + 5.50%(b)	7.67%	02/2020	220	214	—	220
Elite Dental Partners LLC*	One stop	L + 5.25%(a)	7.49%	06/2023	12,274	12,101	1.3	12,274
Elite Dental Partners LLC	One stop	L + 5.25%(a)	7.49%	06/2023	115	101	—	115
Elite Dental Partners LLC(5)	One stop	L + 5.25%	N/A(6)	06/2023	—	(1)	—	—
ERG Buyer, LLC	One stop	L + 5.50%(c)	7.89%	05/2024	13,183	12,996	1.4	13,183
ERG Buyer, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2024	—	(2)	—	—
ERG Buyer, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2024	—	(11)	—	—
eSolutions, Inc.*^	One stop	L + 6.50%(a)	8.74%	03/2022	31,722	31,340	3.3	31,484
eSolutions, Inc.(5)	One stop	L + 6.50%	N/A(6)	03/2022	—	(1)	—	(1)
Excelligence Learning Corporation^	One stop	L + 6.00%(a)	8.24%	04/2023	4,805	4,768	0.5	4,517
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.64%	05/2023	7,926	7,758	0.8	7,926
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.64%	05/2023	576	566	0.1	576
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.64%	05/2023	355	353	0.1	355
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.64%	05/2023	172	171	—	172
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.59%	05/2023	100	100	—	100
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.64%	05/2023	58	57	—	58
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.64%	05/2023	51	50	—	51
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.64%	05/2023	33	28	—	33
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.64%	05/2023	32	25	—	32
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.63%	05/2023	25	22	—	25
G & H Wire Company, Inc.^	One stop	L + 5.75%(a)	7.99%	09/2023	5,425	5,367	0.6	5,425
G & H Wire Company, Inc.(5)	One stop	L + 5.75%	N/A(6)	09/2022	—	(1)	—	—
Immucor, Inc.	Senior loan	L + 5.00%(c)	7.39%	06/2021	1,597	1,597	0.2	1,626
Joerns Healthcare, LLC*^	One stop	L + 6.00%(c)	8.31%	05/2020	3,497	3,476	0.3	3,253
Katena Holdings, Inc.^	One stop	L + 6.00%(c)	8.39%	06/2021	8,523	8,466	0.9	8,352
Katena Holdings, Inc.^	One stop	L + 6.00%(c)	8.39%	06/2021	833	827	0.1	816
Katena Holdings, Inc.	One stop	L + 6.00%(c)	8.39%	06/2021	568	562	0.1	557
Katena Holdings, Inc.(5)	One stop	L + 6.00%	N/A(6)	06/2021	—	(1)	—	(2)
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
Lombart Brothers, Inc.^	One stop	L + 6.75%(c)	9.14%	04/2022	$5,041	$4,938	0.5%	$4,966
Lombart Brothers, Inc.^(8)	One stop	L + 6.75%(c)	9.14%	04/2022	1,648	1,620	0.2	1,623
Lombart Brothers, Inc.	One stop	P + 5.50%(f)	10.75%	04/2022	29	28	—	28
Lombart Brothers, Inc.(8)	One stop	P + 5.50%(f)	10.75%	04/2022	8	8	—	8
Maverick Healthcare Group, LLC*	Senior loan	L + 7.50%(a)	7.89% cash/ 2.00% PIK	04/2017	1,316	1,316	0.1	1,316
MD Now Holdings, Inc.	One stop	L + 5.25%(c)	7.64%	08/2024	7,770	7,619	0.8	7,692
MD Now Holdings, Inc.(5)	One stop	L + 5.25%	N/A(6)	08/2024	—	(1)	—	(2)
MD Now Holdings, Inc.(5)	One stop	L + 5.25%	N/A(6)	08/2024	—	(1)	—	(2)
MWD Management, LLC & MWD Services, Inc.	One stop	L + 5.25%(c)	7.64%	06/2023	5,866	5,808	0.6	5,866
MWD Management, LLC & MWD Services, Inc.^	One stop	L + 5.25%(c)	7.64%	06/2023	229	228	—	229
MWD Management, LLC & MWD Services, Inc.(5)	One stop	L + 5.25%	N/A(6)	06/2022	—	(1)	—	—
MWD Management, LLC & MWD Services, Inc.(5)	One stop	L + 5.25%	N/A(6)	06/2023	—	(3)	—	—
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)	8.39%	05/2022	9,338	9,156	1.0	9,338
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)	8.39%	05/2022	942	929	0.1	942
Oliver Street Dermatology Holdings, LLC*	One stop	L + 6.00%(c)	8.39%	05/2022	210	208	—	210
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.00%(c)	8.39%	05/2022	151	149	—	151
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)	8.39%	05/2022	133	132	—	133
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)	8.39%	05/2022	116	115	—	116
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.00%(c)	8.39%	05/2022	90	89	—	90
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)(f)	8.85%	05/2022	81	80	—	81
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)	8.39%	05/2022	78	78	—	78
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.00%(c)	8.39%	05/2022	46	45	—	46
Oliver Street Dermatology Holdings, LLC*	One stop	L + 6.00%(c)	8.39%	05/2022	41	41	—	41
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.00%(c)	8.39%	05/2022	32	32	—	32
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.00%(c)	8.39%	05/2022	30	29	—	30
Oliver Street Dermatology Holdings, LLC(5)	One stop	L + 6.00%	N/A(6)	05/2022	—	(1)	—	—
ONsite Mammography, LLC	One stop	L + 6.75%(a)	8.99%	11/2023	3,064	3,005	0.3	3,064
ONsite Mammography, LLC	One stop	L + 6.75%(c)(d)	9.15%	11/2023	22	21	—	22
ONsite Mammography, LLC(5)	One stop	L + 6.75%	N/A(6)	11/2023	—	(1)	—	—
Pinnacle Treatment Centers, Inc.	One stop	L + 6.25%(c)	8.59%	08/2021	9,879	9,724	1.0	9,879
Pinnacle Treatment Centers, Inc.	One stop	L + 6.25%(b)(c)	8.52%	08/2021	58	57	—	58
Pinnacle Treatment Centers, Inc.^	One stop	L + 6.25%(c)	8.59%	08/2021	55	54	—	55
Pinnacle Treatment Centers, Inc.	One stop	L + 6.25%(a)	8.46%	08/2021	43	42	—	43
PPT Management Holdings, LLC^	One stop	L + 7.50%(b)(f)	9.69%	12/2022	10,713	10,443	0.9	8,758
PPT Management Holdings, LLC*	One stop	L + 7.50%(b)(c)(f)	9.69%	12/2022	139	140	—	114
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
PPT Management Holdings, LLC	One stop	L + 7.50%(b)(f)	9.69%	12/2022	$84	$84	—%	$68
PPT Management Holdings, LLC	One stop	L + 7.50%(b)(f)	9.69%	12/2022	40	31	—	32
PPT Management Holdings, LLC(5)	One stop	L + 7.50%(b)(f)	9.69%	12/2022	7	4	—	(30)
Riverchase MSO, LLC	Senior loan	L + 5.25%(c)	7.64%	10/2022	4,930	4,880	0.5	4,930
Riverchase MSO, LLC	Senior loan	L + 5.25%(c)	7.63%	10/2022	54	53	—	54
RXH Buyer Corporation*^	One stop	L + 5.75%(c)	8.14%	09/2021	17,083	16,914	1.8	17,083
RXH Buyer Corporation*	One stop	L + 5.75%(c)	8.14%	09/2021	1,933	1,915	0.2	1,933
RXH Buyer Corporation	One stop	P + 4.75%(c)(f)	9.19%	09/2021	92	90	—	92
SLMP, LLC^	One stop	L + 6.00%(a)	8.24%	05/2023	7,544	7,406	0.8	7,544
SLMP, LLC^	One stop	L + 6.00%(a)	8.24%	05/2023	298	294	—	298
SLMP, LLC	One stop	N/A	7.50% PIK	05/2027	90	90	—	90
SLMP, LLC(5)	One stop	L + 6.00%	N/A(6)	05/2023	—	(1)	—	—
SLMP, LLC(5)	One stop	L + 6.00%	N/A(6)	05/2023	—	(1)	—	—
Spear Education, LLC^	One stop	L + 6.25%(c)	8.75%	08/2019	4,597	4,586	0.5	4,597
Spear Education, LLC	One stop	L + 6.25%(c)	8.59%	08/2019	74	74	—	74
Spear Education, LLC	One stop	L + 6.25%(c)	8.56%	08/2019	26	26	—	26
Summit Behavioral Healthcare, LLC^	Senior loan	L + 4.75%(c)	7.06%	10/2023	8,777	8,666	0.9	8,777
Summit Behavioral Healthcare, LLC	Senior loan	L + 4.75%(c)	7.07%	10/2023	65	63	—	65
Summit Behavioral Healthcare, LLC	Senior loan	L + 4.75%(c)	7.07%	10/2023	27	24	—	27
WHCG Management, LLC*	Senior loan	L + 5.00%(c)	7.39%	03/2023	2,370	2,348	0.3	2,370
WHCG Management, LLC	Senior loan	L + 5.00%(c)	7.35%	03/2023	100	99	—	100
WHCG Management, LLC(5)	Senior loan	L + 5.00%	N/A(6)	03/2023	—	(2)	—	—
WIRB-Copernicus Group, Inc.*^	Senior loan	L + 4.25%(a)	6.49%	08/2022	10,901	10,834	1.1	10,901
WIRB-Copernicus Group, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	08/2022	—	(1)	—	—
WIRB-Copernicus Group, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	08/2022	—	(2)	—	—
					329,007	324,822	33.4	323,259
Home and Office Furnishings, Housewares, and Durable Consumer
1A Smart Start LLC*	Senior loan	L + 4.50%(a)	6.74%	02/2022	548	547	0.1	550
CST Buyer Company^	One stop	L + 5.00%(a)	7.24%	03/2023	2,433	2,378	0.2	2,433
CST Buyer Company(5)	One stop	L + 5.00%	N/A(6)	03/2023	—	(1)	—	—
Plano Molding Company, LLC*^	One stop	L + 7.50%(a)	9.67%	05/2021	10,048	9,937	1.0	9,848
					13,029	12,861	1.3	12,831
Hotels, Motels, Inns, and Gaming
Aimbridge Hospitality, LLC*^	One stop	L + 5.00%(a)	7.24%	06/2022	9,941	9,811	1.0	9,941
Aimbridge Hospitality, LLC*	One stop	L + 5.00%(a)	7.24%	06/2022	4,830	4,764	0.5	4,830
Aimbridge Hospitality, LLC	One stop	L + 5.00%(a)	7.24%	06/2022	805	794	0.1	805
Aimbridge Hospitality, LLC	One stop	L + 5.00%(a)	7.24%	06/2022	16	15	—	16
Aimbridge Hospitality, LLC(5)	One stop	L + 5.00%	N/A(6)	06/2022	—	(1)	—	—
					15,592	15,383	1.6	15,592
Insurance
Captive Resources Midco, LLC*^	One stop	L + 5.75%(a)	7.99%	12/2021	34,313	33,908	3.5	34,313
Captive Resources Midco, LLC(5)	One stop	L + 5.75%	N/A(6)	12/2021	—	(18)	—	—
Captive Resources Midco, LLC(5)	One stop	L + 5.75%	N/A(6)	12/2021	—	(23)	—	—
Internet Pipeline, Inc.	One stop	L + 4.75%(a)	7.00%	08/2022	4,809	4,715	0.5	4,809
Internet Pipeline, Inc.*	One stop	L + 4.75%(a)	7.00%	08/2022	2,077	2,056	0.2	2,077
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Insurance – (continued)
Internet Pipeline, Inc.*	One stop	L + 4.75%(a)	7.00%	08/2022	$786	$778	0.1%	$786
Internet Pipeline, Inc.(5)	One stop	L + 4.75%	N/A(6)	08/2021	—	(1)	—	—
RSC Acquisition, Inc.	Senior loan	L + 4.25%(c)(d)(f)	6.72%	11/2022	4,380	4,358	0.5	4,369
RSC Acquisition, Inc.	Senior loan	L + 4.25%(d)(e)	6.76%	11/2021	21	21	—	21
RSC Acquisition, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	11/2022	—	(2)	—	(1)
					46,386	45,792	4.8	46,374
Leisure, Amusement, Motion Pictures, Entertainment
NFD Operating, LLC	One stop	L + 7.00%(a)	9.11%	06/2021	2,302	2,283	0.2	2,302
NFD Operating, LLC	One stop	L + 7.00%	N/A(6)	06/2021	—	—	—	—
PADI Holdco, Inc.(8)(9)	One stop	E + 5.75%(g)	5.75%	04/2023	9,591	9,591	1.0	9,313
PADI Holdco, Inc.*^	One stop	L + 5.75%(c)	8.14%	04/2023	9,677	9,465	1.0	9,677
PADI Holdco, Inc.	One stop	L + 5.75%(c)	8.14%	04/2022	125	123	—	125
Self Esteem Brands, LLC*^	Senior loan	L + 4.75%(a)	6.99%	02/2020	16,120	16,069	1.7	16,120
Self Esteem Brands, LLC(5)	Senior loan	L + 4.75%	N/A(6)	02/2020	—	(3)	—	—
Sunshine Sub, LLC	One stop	L + 4.75%(a)	6.99%	05/2024	7,720	7,575	0.8	7,720
Sunshine Sub, LLC(5)	One stop	L + 4.75%	N/A(6)	05/2024	—	(1)	—	—
Sunshine Sub, LLC(5)	One stop	L + 4.75%	N/A(6)	05/2024	—	(3)	—	—
Teaching Company, The	One stop	L + 4.75%(c)	7.09%	07/2023	10,855	10,757	1.1	10,855
Teaching Company, The(5)	One stop	L + 4.75%	N/A(6)	07/2023	—	(1)	—	—
Titan Fitness, LLC*	One stop	L + 6.50%(a)	8.61%	06/2021	12,952	12,846	1.3	12,952
Titan Fitness, LLC*	One stop	L + 6.50%(a)	8.61%	06/2021	1,954	1,949	0.2	1,954
Titan Fitness, LLC*	One stop	L + 6.50%(a)	8.61%	06/2021	1,716	1,712	0.2	1,716
Titan Fitness, LLC^	One stop	L + 6.50%(a)	8.61%	06/2021	927	920	0.1	927
Titan Fitness, LLC(5)	One stop	L + 6.50%	N/A(6)	06/2021	—	(9)	—	—
WBZ Investment LLC	One stop	L + 5.50%(a)	7.64%	09/2020	5,149	5,049	0.5	5,097
WBZ Investment LLC(5)	One stop	L + 5.50%	N/A(6)	09/2024	—	—	—	(1)
WBZ Investment LLC(5)	One stop	L + 5.50%	N/A(6)	09/2024	—	(2)	—	(2)
					79,088	78,320	8.1	78,755
Oil and Gas
Drilling Info Holdings, Inc.	Senior loan	L + 4.25%(b)	6.54%	07/2025	14,413	14,217	1.5	14,341
Drilling Info Holdings, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	07/2023	—	(2)	—	—
Drilling Info Holdings, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	07/2025	—	(4)	—	(1)
					14,413	14,211	1.5	14,340
Personal and Non Durable Consumer Products (Mfg. Only)
Georgica Pine Clothiers, LLC	One stop	L + 5.50%(c)	7.89%	11/2021	5,620	5,562	0.6	5,620
Georgica Pine Clothiers, LLC^	One stop	L + 5.50%(c)	7.89%	11/2021	490	487	0.1	490
Georgica Pine Clothiers, LLC*	One stop	L + 5.50%(c)	7.89%	11/2021	344	341	—	344
Georgica Pine Clothiers, LLC	One stop	L + 5.50%(c)(f)	8.42%	11/2021	46	45	—	46
IMPLUS Footwear, LLC	One stop	L + 6.75%(c)	9.14%	04/2021	10,013	9,913	1.0	10,013
IMPLUS Footwear, LLC	One stop	L + 6.75%(c)	9.09%	04/2021	1,763	1,745	0.2	1,763
IMPLUS Footcare, LLC	One stop	L + 6.75%(c)	9.14%	04/2021	57	57	—	57
Massage Envy, LLC*^	One stop	L + 6.75%(c)(f)	9.06%	09/2020	34,835	34,631	3.6	34,835
Massage Envy, LLC^	One stop	L + 6.75%(c)	9.06%	09/2020	99	98	—	99
Massage Envy, LLC	One stop	L + 6.75%(c)	9.09%	09/2020	64	64	—	64
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.07%	09/2020	48	48	—	48
Massage Envy, LLC	One stop	L + 6.75%(c)(f)	9.09%	09/2020	42	41	—	42
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.08%	09/2020	40	40	—	40
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.12%	09/2020	38	38	—	38
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.07%	09/2020	35	34	—	35
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.08%	09/2020	19	19	—	19
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.13%	09/2020	15	15	—	15
Massage Envy, LLC	One stop	L + 6.75%(c)	9.09%	09/2020	10	9	—	10
Massage Envy, LLC(5)	One stop	L + 6.75%	N/A(6)	09/2020	—	(7)	—	—
Orthotics Holdings, Inc.*	One stop	L + 5.50%(a)	7.74%	02/2020	8,204	8,166	0.8	8,040
Orthotics Holdings, Inc.*(8)	One stop	L + 5.50%(a)	7.74%	02/2020	1,345	1,338	0.1	1,318
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Personal and Non Durable Consumer Products (Mfg. Only) – (continued)
Orthotics Holdings, Inc.(5)(8)	One stop	L + 5.50%	N/A(6)	02/2020	$—	$(1)	—%	$—
Orthotics Holdings, Inc.(5)	One stop	L + 5.50%	N/A(6)	02/2020	—	(6)	—	(4)
Team Technologies Acquisition Company^	Senior loan	L + 5.00%(c)(f)	7.35%	12/2018	4,242	4,241	0.5	4,231
Team Technologies Acquisition Company*	Senior loan	L + 5.50%(c)(f)	7.85%	12/2018	782	781	0.1	792
Team Technologies Acquisition Company(5)	Senior loan	L + 5.00%	N/A(6)	12/2018	—	—	—	(1)
					68,151	67,699	7.0	67,954
Personal, Food and Miscellaneous Services
Captain D’s, LLC*^	Senior loan	L + 4.50%(b)	6.71%	12/2023	3,965	3,913	0.4	3,965
Captain D’s, LLC	Senior loan	P + 3.50%(a)(f)	7.86%	12/2023	20	19	—	20
Community Veterinary Partners, LLC^	One stop	L + 5.50%(c)	7.89%	10/2021	282	280	—	282
Community Veterinary Partners, LLC*	One stop	L + 5.50%(c)	7.89%	10/2021	99	97	—	99
Community Veterinary Partners, LLC	One stop	L + 5.50%(c)	7.89%	10/2021	75	75	—	75
Community Veterinary Partners, LLC(5)	One stop	L + 5.50%	N/A(6)	10/2021	—	(3)	—	—
Imperial Optical Midco Inc.	One stop	L + 4.75%(b)	7.04%	08/2023	2,725	2,685	0.3	2,684
Imperial Optical Midco Inc.	One stop	L + 4.75%(b)	6.96%	08/2023	44	39	—	39
Imperial Optical Midco Inc.	One stop	L + 4.75%	N/A(6)	08/2023	—	—	—	—
PPV Intermediate Holdings II, LLC	One stop	N/A	7.90% PIK	05/2023	2	2	—	2
PPV Intermediate Holdings II, LLC(5)	One stop	L + 5.00%	N/A(6)	05/2023	—	(1)	—	—
PPV Intermediate Holdings II, LLC(5)	One stop	L + 5.00%	N/A(6)	05/2020	—	(6)	—	—
Ruby Slipper Cafe LLC, The	One stop	L + 7.50%(c)	9.85%	01/2023	1,035	1,026	0.1	1,035
Ruby Slipper Cafe LLC, The	One stop	L + 7.50%(c)	9.82%	01/2023	5	5	—	5
Ruby Slipper Cafe LLC, The	One stop	L + 7.50%(c)	9.84%	01/2023	5	4	—	5
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	3,870	3,812	0.4	3,870
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	231	228	—	231
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	205	203	—	205
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	173	170	—	173
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	100	97	—	100
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	77	76	—	77
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	67	66	—	67
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	50	48	—	50
Southern Veterinary Partners, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2023	—	(2)	—	—
Southern Veterinary Partners, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2025	—	(7)	—	—
Veterinary Specialists of North America, LLC^	One stop	L + 5.50%(a)	7.69%	07/2021	7,331	7,278	0.8	7,331
Veterinary Specialists of North America, LLC^	One stop	L + 5.50%(a)	7.74%	07/2021	764	755	0.1	764
Veterinary Specialists of North America, LLC*	One stop	L + 5.50%(a)	7.74%	07/2021	415	413	0.1	415
Veterinary Specialists of North America, LLC*	One stop	L + 5.50%(a)	7.74%	07/2021	160	160	—	160
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Personal, Food and Miscellaneous Services – (continued)
Veterinary Specialists of North America, LLC^	One stop	L + 5.50%(a)	7.74%	07/2021	$123	$122	—%	$123
Veterinary Specialists of North America, LLC*	One stop	L + 5.50%(a)	7.74%	07/2021	62	62	—	62
Veterinary Specialists of North America, LLC	One stop	L + 5.50%(a)	7.74%	07/2021	12	10	—	12
Veterinary Specialists of North America, LLC(5)	One stop	L + 5.50%	N/A(6)	07/2021	—	(2)	—	—
Wetzel’s Pretzels, LLC*	One stop	L + 6.75%(a)	8.99%	09/2021	8,922	8,805	0.9	8,922
Wetzel’s Pretzels, LLC	One stop	L + 6.75%(a)	8.86%	09/2021	3	2	—	3
					30,822	30,431	3.1	30,776
Printing and Publishing
Brandmuscle, Inc.^	Senior loan	L + 5.00%(c)	7.39%	12/2021	618	614	0.1	622
Messenger, LLC	One stop	L + 6.00%(a)(f)	8.23%	08/2023	3,410	3,343	0.3	3,376
Messenger, LLC	One stop	P + 5.00%(f)	10.25%	08/2023	3	3	—	3
					4,031	3,960	0.4	4,001
Retail Stores
Batteries Plus Holding Corporation	One stop	L + 6.75%(a)	8.99%	07/2022	11,933	11,739	1.2	11,933
Batteries Plus Holding Corporation(5)	One stop	L + 6.75%	N/A(6)	07/2022	—	(1)	—	—
Cycle Gear, Inc.^	One stop	L + 6.50%(c)	8.84%	01/2020	10,321	10,263	1.1	10,321
Cycle Gear, Inc.^	One stop	L + 6.50%(c)	8.84%	01/2020	603	600	0.1	603
Cycle Gear, Inc.(5)	One stop	L + 6.50%	N/A(6)	01/2020	—	(7)	—	—
DTLR, Inc.*^	One stop	L + 6.50%(b)	8.68%	08/2022	22,732	22,466	2.3	22,732
Elite Sportswear, L.P.	Senior loan	L + 5.75%(c)	8.14%	06/2020	6,872	6,815	0.7	6,872
Elite Sportswear, L.P.	Senior loan	L + 5.75%(c)	8.14%	06/2020	2,763	2,740	0.3	2,763
Elite Sportswear, L.P.	Senior loan	L + 5.75%(c)	8.14%	06/2020	1,422	1,413	0.2	1,422
Elite Sportswear, L.P.*	Senior loan	L + 5.75%(c)	8.14%	06/2020	466	464	0.1	466
Elite Sportswear, L.P.	Senior loan	L + 5.75%(c)	8.14%	06/2020	216	214	—	216
Elite Sportswear, L.P.*	Senior loan	L + 5.75%(c)	8.14%	06/2020	206	205	—	206
Elite Sportswear, L.P.	Senior loan	L + 5.75%	N/A(6)	06/2020	—	—	—	—
Elite Sportswear, L.P.(5)	Senior loan	L + 5.75%	N/A(6)	06/2020	—	(3)	—	—
Feeders Supply Company, LLC	One stop	L + 5.75%(a)	8.01%	04/2021	4,826	4,769	0.5	4,826
Feeders Supply Company, LLC	Subordinated debt	N/A	12.50% cash/7.00% PIK	04/2021	67	67	—	67
Feeders Supply Company, LLC	One stop	L + 5.75%	N/A(6)	04/2021	—	—	—	—
Marshall Retail Group LLC, The^	One stop	L + 6.00%(c)	8.34%	08/2020	11,922	11,874	1.2	11,922
Marshall Retail Group LLC, The(5)	One stop	L + 6.00%	N/A(6)	08/2019	—	(9)	—	—
Mills Fleet Farm Group LLC*^	One stop	L + 5.50%(a)	7.74%	02/2022	1,815	1,743	0.2	1,815
Paper Source, Inc.^	One stop	L + 6.25%(c)	8.64%	09/2019	12,255	12,224	1.3	12,255
Paper Source, Inc.*	One stop	L + 6.25%(c)	8.64%	09/2019	1,628	1,621	0.2	1,628
Paper Source, Inc.	One stop	P + 5.00%(f)	10.25%	09/2019	965	960	0.1	965
Pet Holdings ULC*^(8)(10)	One stop	L + 5.50%(c)	7.84%	07/2022	14,764	14,575	1.5	14,764
Pet Holdings ULC*^(8)(10)	One stop	L + 5.50%(c)	7.84%	07/2022	100	99	—	100
Pet Holdings ULC(5)(8)(10)	One stop	L + 5.50%	N/A(6)	07/2022	—	(2)	—	—
PetPeople Enterprises, LLC^	One stop	L + 5.00%(a)	7.25%	09/2023	3,114	3,082	0.3	3,114
PetPeople Enterprises, LLC	One stop	N/A	8.25% PIK	01/2019	168	168	—	168
PetPeople Enterprises, LLC	One stop	L + 5.00%	N/A(6)	09/2023	—	—	—	—
PetPeople Enterprises, LLC(5)	One stop	L + 5.00%	N/A(6)	09/2023	—	(1)	—	—
					109,158	108,078	11.3	109,158

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Telecommunications
NetMotion Wireless Holdings, Inc.*^	One stop	L + 6.25%(c)	8.64%	10/2021	$6,393	$6,311	0.7%	$6,393
NetMotion Wireless Holdings, Inc.(5)	One stop	L + 6.25%	N/A(6)	10/2021	—	(1)	—	—
					6,393	6,310	0.7	6,393
Textiles and Leather
SHO Holding I Corporation*	Senior loan	L + 5.00%(c)	7.34%	10/2022	2,211	2,181	0.2	2,122
SHO Holding I Corporation	Senior loan	L + 4.00%(a)(c)	6.14%	10/2021	15	15	—	12
					2,226	2,196	0.2	2,134
Utilities
Arcos, LLC	One stop	L + 6.00%(c)	8.39%	02/2021	3,553	3,519	0.4	3,553
Arcos, LLC	One stop	L + 6.00%	N/A(6)	02/2021	—	—	—	—
					3,553	3,519	0.4	3,553
Total non-controlled/non-affiliate company debt investments					$1,679,746	$1,660,130	171.8%	$1,664,317
Equity investments(11)(12)
Aerospace and Defense
NTS Technical Systems	Common stock	N/A	N/A	N/A	2	1,506	0.1	616
NTS Technical Systems	Preferred stock	N/A	N/A	N/A	—	256	—	323
NTS Technical Systems	Preferred stock	N/A	N/A	N/A	—	128	—	177
Tresys Technology Holdings, Inc.	Common stock	N/A	N/A	N/A	295	295	—	—
Whitcraft LLC	Common stock	N/A	N/A	N/A	4	375	0.1	611
						2,560	0.2	1,727
Automobile
Grease Monkey International, LLC	LLC units	N/A	N/A	N/A	354	354	0.1	512
Polk Acquisition Corp.	LP interest	N/A	N/A	N/A	1	144	—	95
Quick Quack Car Wash Holdings, LLC	LLC units	N/A	N/A	N/A	—	207	—	207
						705	0.1	814
Beverage, Food and Tobacco
Benihana, Inc.	LLC units	N/A	N/A	N/A	43	699	0.1	856
C. J. Foods, Inc.	Preferred stock	N/A	N/A	N/A	—	75	0.1	505
Cafe Rio Holding, Inc.	Common stock	N/A	N/A	N/A	2	224	—	265
Global ID Corporation	LLC interest	N/A	N/A	N/A	2	242	—	346
Hopdoddy Holdings, LLC	LLC units	N/A	N/A	N/A	27	130	—	122
Hopdoddy Holdings, LLC	LLC units	N/A	N/A	N/A	12	36	—	35
Mendocino Farms, LLC	Common stock	N/A	N/A	N/A	11	50	—	50
Purfoods, LLC	LLC interest	N/A	N/A	N/A	381	381	0.1	527
Rubio’s Restaurants, Inc.	Preferred stock	N/A	N/A	N/A	2	945	0.1	1,236
Uinta Brewing Company	LP interest	N/A	N/A	N/A	462	462	—	—
						3,244	0.4	3,942
Buildings and Real Estate
Brooks Equipment Company, LLC	Common stock	N/A	N/A	N/A	10	1,021	0.3	2,369
Chemicals, Plastics and Rubber
Flexan, LLC	Preferred stock	N/A	N/A	N/A	—	90	—	71
Flexan, LLC	Common stock	N/A	N/A	N/A	1	—	—	—
Inhance Technologies Holdings LLC	LLC units	N/A	N/A	N/A	—	70	—	70
						160	—	141

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Manufacturing
Inventus Power, Inc.	Preferred stock	N/A	N/A	N/A	—	$370	—%	$—
Inventus Power, Inc.	LLC units	N/A	N/A	N/A	—	54	—	48
Inventus Power, Inc.	Common stock	N/A	N/A	N/A	—	—	—	—
Reladyne, Inc.	LP interest	N/A	N/A	N/A	—	249	0.1	498
Sunless Merger Sub, Inc.	LP interest	N/A	N/A	N/A	160	160	—	—
						833	0.1	546
Diversified/Conglomerate Service
Accela, Inc.	LLC units	N/A	N/A	N/A	296	296	—	325
Agility Recovery Solutions Inc.	Preferred stock	N/A	N/A	N/A	67	341	0.1	424
Apttus Corporation	Preferred stock	N/A	N/A	N/A	18	263	—	354
Apttus Corporation	Warrant	N/A	N/A	N/A	34	194	—	185
Centrify Corporation	LP interest	N/A	N/A	N/A	—	348	—	348
Centrify Corporation	LP interest	N/A	N/A	N/A	123	—	—	—
Cloudbees, Inc.	Preferred stock	N/A	N/A	N/A	33	207	—	207
Cloudbees, Inc.	Warrant	N/A	N/A	N/A	29	39	—	39
Confluence Technologies, Inc.	LLC interest	N/A	N/A	N/A	1	87	—	100
Connexin Software, Inc.	LLC interest	N/A	N/A	N/A	69	69	—	91
Digital Guardian, Inc.	Warrant	N/A	N/A	N/A	57	10	—	10
DISA Holdings Acquisition Subsidiary Corp.	Common stock	N/A	N/A	N/A	—	154	—	248
GS Acquisitionco, Inc.	LP interest	N/A	N/A	N/A	1	98	—	127
HealthcareSource HR, Inc.	LLC interest	N/A	N/A	N/A	—	348	0.1	413
Host Analytics, Inc.	Warrant	N/A	N/A	N/A	368	134	0.1	384
Jobvite, Inc.	Warrant	N/A	N/A	N/A	72	47	—	47
Kareo, Inc.	Warrant	N/A	N/A	N/A	23	160	—	2
Kareo, Inc.	Preferred stock	N/A	N/A	N/A	1	4	—	5
Maverick Bidco Inc.	LLC units	N/A	N/A	N/A	1	369	0.1	437
MMan Acquisition Co.	LP interest	N/A	N/A	N/A	263	263	—	206
Net Health Acquisition Corp.	LP interest	N/A	N/A	N/A	—	346	0.1	388
Nexus Brands Group, Inc.	LP interest	N/A	N/A	N/A	—	136	—	155
Personify, Inc.	LLC units	N/A	N/A	N/A	297	297	—	297
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	—	417	0.1	500
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	103	4	—	51
Property Brands, Inc.	Preferred stock	N/A	N/A	N/A	28	284	—	307
Valant Medical Solutions, Inc.	Warrant	N/A	N/A	N/A	5	68	—	51
Vendavo, Inc.	Preferred stock	N/A	N/A	N/A	1,017	1,017	0.1	1,332
Verisys Corporation	LLC interest	N/A	N/A	N/A	261	261	—	239
Vitalyst, LLC	Preferred stock	N/A	N/A	N/A	—	61	—	88
Vitalyst, LLC	Common stock	N/A	N/A	N/A	1	7	—	—
Workforce Software, LLC	LLC units	N/A	N/A	N/A	323	323	0.1	371
Xmatters, Inc. and Alarmpoint, Inc.	Preferred stock	N/A	N/A	N/A	242	221	—	211
Xmatters, Inc. and Alarmpoint, Inc.	Warrant	N/A	N/A	N/A	43	34	—	16
Xmatters, Inc. and Alarmpoint, Inc.	Preferred stock	N/A	N/A	N/A	10	10	—	12
						6,917	0.8	7,970
Ecological
Pace Analytical Services, LLC	Common stock	N/A	N/A	N/A	3	304	—	280
Electronics
Diligent Corporation(13)	Preferred stock	N/A	N/A	N/A	56	1	—	206
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Electronics – (continued)
Project Silverback Holdings Corp.	Preferred stock	N/A	N/A	N/A	3	$6	—%	$—
SEI, Inc.	LLC units	N/A	N/A	N/A	340	265	0.1	643
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	—	152	—	—
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	2	14	—	—
						438	0.1	849
Grocery
MyWebGrocer, Inc.	LLC units	N/A	N/A	N/A	1,418	1,446	—	—
MyWebGrocer, Inc.	Preferred stock	N/A	N/A	N/A	71	165	—	41
						1,611	—	41
Healthcare, Education and Childcare
Active Day, Inc.	LLC interest	N/A	N/A	N/A	1	614	0.1	446
Acuity Eyecare Holdings, LLC	LLC interest	N/A	N/A	N/A	198	198	—	196
ADCS Clinics Intermediate Holdings, LLC	Preferred stock	N/A	N/A	N/A	1	579	0.1	363
ADCS Clinics Intermediate Holdings, LLC	Common stock	N/A	N/A	N/A	—	6	—	—
Advanced Pain Management Holdings, Inc.(7)	Preferred stock	N/A	N/A	N/A	8	829	—	—
Advanced Pain Management Holdings, Inc.(7)	Common stock	N/A	N/A	N/A	67	67	—	—
Advanced Pain Management Holdings, Inc.(7)	Preferred stock	N/A	N/A	N/A	1	64	—	—
BIORECLAMATIONIVT, LLC	LLC units	N/A	N/A	N/A	—	407	0.1	666
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	8,637	864	0.1	1,073
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	87	9	—	—
Deca Dental Management LLC	LLC units	N/A	N/A	N/A	357	357	0.1	428
Dental Holdings Corporation	LLC units	N/A	N/A	N/A	883	831	0.1	733
Elite Dental Partners LLC	Common stock	N/A	N/A	N/A	—	360	0.1	360
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	18	182	—	239
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	18	—	—	19
ERG Buyer, LLC	LLC units	N/A	N/A	N/A	—	349	0.1	349
ERG Buyer, LLC	LLC units	N/A	N/A	N/A	4	4	—	4
Eyecare Services Partners Holdings LLC	LLC units	N/A	N/A	N/A	—	133	—	147
Eyecare Services Partners Holdings LLC	LLC units	N/A	N/A	N/A	—	1	—	5
G & H Wire Company, Inc.	LLC interest	N/A	N/A	N/A	148	148	—	122
IntegraMed America, Inc.	LLC interest	N/A	N/A	N/A	—	417	—	172
Katena Holdings, Inc.	LLC units	N/A	N/A	N/A	—	387	—	293
Lombart Brothers, Inc.	Common stock	N/A	N/A	N/A	1	157	—	177
MD Now Holdings, Inc.	LLC units	N/A	N/A	N/A	7	68	—	68
MWD Management, LLC & MWD Services, Inc.	LLC interest	N/A	N/A	N/A	182	182	—	122
Oliver Street Dermatology Holdings, LLC	LLC units	N/A	N/A	N/A	234	234	—	346
Pentec Acquisition Sub, Inc.	Preferred stock	N/A	N/A	N/A	1	116	—	178
Pinnacle Treatment Centers, Inc.	Preferred stock	N/A	N/A	N/A	—	231	—	268
Pinnacle Treatment Centers, Inc.	Common stock	N/A	N/A	N/A	2	2	—	6
Radiology Partners, Inc.	LLC units	N/A	N/A	N/A	43	85	—	191
Radiology Partners, Inc.	LLC units	N/A	N/A	N/A	11	76	—	48
RXH Buyer Corporation	LP interest	N/A	N/A	N/A	7	683	—	290
Sage Dental Management, LLC	LLC units	N/A	N/A	N/A	—	249	—	28
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
Sage Dental Management, LLC	LLC units	N/A	N/A	N/A	3	$3	—%	$—
SLMP, LLC	LLC interest	N/A	N/A	N/A	289	289	—	308
Spear Education, LLC	LLC units	N/A	N/A	N/A	—	62	—	75
Spear Education, LLC	LLC units	N/A	N/A	N/A	1	1	—	28
SSH Corporation	Common stock	N/A	N/A	N/A	—	40	—	187
Summit Behavioral Healthcare, LLC	LLC interest	N/A	N/A	N/A	1	68	—	73
Summit Behavioral Healthcare, LLC	LLC interest	N/A	N/A	N/A	1	—	—	3
Surgical Information Systems, LLC	Common stock	N/A	N/A	N/A	4	414	0.1	535
U.S. Renal Care, Inc.	LP interest	N/A	N/A	N/A	1	2,665	0.2	1,796
WHCG Management, LLC	LLC interest	N/A	N/A	N/A	—	246	—	135
						12,677	1.1	10,477
Insurance
Captive Resources Midco, LLC	LLC units	N/A	N/A	N/A	1	—	0.1	393
Internet Pipeline, Inc.	Preferred stock	N/A	N/A	N/A	—	72	—	100
Internet Pipeline, Inc.	Common stock	N/A	N/A	N/A	44	1	—	174
						73	0.1	667
Leisure, Amusement, Motion Pictures, Entertainment
LMP TR Holdings, LLC	LLC units	N/A	N/A	N/A	712	712	0.1	1,151
PADI Holdco, Inc.	LLC units	N/A	N/A	N/A	—	414	—	454
Titan Fitness, LLC	LLC units	N/A	N/A	N/A	7	712	0.2	1,403
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	31	49	—	49
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	21	33	—	33
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	18	27	—	27
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	15	24	—	24
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	7	10	—	10
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	1	1	—	1
						1,982	0.3	3,152
Personal and Non Durable Consumer Products (Mfg. Only)
Georgica Pine Clothiers, LLC	LLC units	N/A	N/A	N/A	11	106	—	176
Massage Envy, LLC	LLC interest	N/A	N/A	N/A	749	210	0.2	1,490
Team Technologies Acquisition Company	Common stock	N/A	N/A	N/A	—	114	—	292
						430	0.2	1,958
Personal, Food and Miscellaneous Services
Captain D’s, LLC	LLC interest	N/A	N/A	N/A	70	70	—	64
Community Veterinary Partners, LLC	Common stock	N/A	N/A	N/A	2	244	—	310
PPV Intermediate Holdings II, LLC	LLC interest	N/A	N/A	N/A	13	13	—	13
R.G. Barry Corporation	Preferred stock	N/A	N/A	N/A	—	161	—	176
Ruby Slipper Cafe LLC, The	LLC units	N/A	N/A	N/A	12	123	—	151
Southern Veterinary Partners, LLC	LLC units	N/A	N/A	N/A	—	216	0.1	333
Southern Veterinary Partners, LLC	LLC units	N/A	N/A	N/A	64	2	—	24
Veterinary Specialists of North America, LLC	LLC units	N/A	N/A	N/A	—	106	—	185
Wetzel’s Pretzels, LLC	Common stock	N/A	N/A	N/A	—	160	—	221
						1,095	0.1	1,477
Printing and Publishing
Brandmuscle, Inc.	LLC interest	N/A	N/A	N/A	—	240	—	166

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Retail Stores
Batteries Plus Holding Corporation	LP interest	N/A	N/A	N/A	5	$529	0.1%	$816
Cycle Gear, Inc.	LLC units	N/A	N/A	N/A	19	248	—	463
DTLR, Inc.	LLC interest	N/A	N/A	N/A	4	411	0.1	734
Elite Sportswear, L.P.	LLC interest	N/A	N/A	N/A	—	165	—	36
Feeders Supply Company, LLC	Preferred stock	N/A	N/A	N/A	2	192	—	241
Feeders Supply Company, LLC	Common stock	N/A	N/A	N/A	—	—	—	52
Marshall Retail Group LLC, The	LLC units	N/A	N/A	N/A	15	154	—	95
Paper Source, Inc.	Common stock	N/A	N/A	N/A	8	1,387	0.1	606
Pet Holdings ULC(8)(10)	LP interest	N/A	N/A	N/A	455	386	0.1	537
						3,472	0.4	3,580
Total non-controlled/non-affiliate company equity investments						$37,762	4.2%	$40,156
Total non-controlled/non-affiliate company investments					$1,679,746	$1,697,892	176.0%	$1,704,473
Non-controlled affiliate company investments(14)
Debt investments
Diversified/Conglomerate Service
Switchfly, LLC(8)	One stop	P + 2.00%(c)(f)	7.25%	04/2020	2,295	2,258	0.2	2,066
Switchfly, LLC(8)	One stop	P + 2.00%(f)	7.25%	06/2018	192	192	—	173
Switchfly, LLC(8)	One stop	P + 2.00%(f)	7.25%	04/2020	17	17	—	15
					2,504	2,467	0.2	2,254
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.*(8)	One stop	L + 10.00%(a)	10.24% cash/ 2.00% PIK	05/2019	4,257	4,255	0.4	4,257
Benetech, Inc.(8)	One stop	P + 8.75%(a)(f)	11.77% cash/ 2.00% PIK	05/2019	223	223	—	223
					4,480	4,478	0.4	4,480
Total non-controlled affiliate company debt investments					6,984	6,945	0.6	6,734
Equity Investments(11)(12)
Diversified/Conglomerate Service
Switchfly LLC(8)	LLC units	N/A	N/A	N/A	408	408	0.1	534
						408	0.1	534
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.(8)	LLC interest	N/A	N/A	N/A	56	—	—	16
Benetech, Inc.(8)	LLC interest	N/A	N/A	N/A	56	—	—	—
						—	—	16
Total non-controlled affiliate company equity investments						$408	0.1%	$550
Total non-controlled affiliate company investments					$6,984	$7,353	0.7%	$7,284
Controlled affiliate company investments(15)
Equity investments
Investment Funds and Vehicles
Senior Loan Fund LLC(8)(16)	LLC interest	N/A	N/A	N/A	75,407	$75,407	7.3%	$71,084
Total controlled affiliate company equity investments						$75,407	7.3%	$71,084
Total investments					$1,686,730	$1,780,652	184.0%	$1,782,841

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Cash and cash equivalents, foreign currencies and restricted cash and cash equivalents
Cash, foreign currencies and restricted cash					$35,173	3.6%	$35,173
BlackRock Liquidity Funds T-Fund Institutional Shares (CUSIP 09248U718)		2.00%(17)			10,532	1.1	10,532
Total cash and cash equivalents, foreign currencies and restricted cash and cash equivalents					$45,705	4.7%	$45,705
Total investments and cash and cash equivalents, foreign currencies and restricted cash and cash equivalents					$1,826,357	188.7%	$1,828,546

*
Denotes that all or a portion of the investment collateralizes the MS Credit Facility (as defined in Note 6).

^
Denotes that all or a portion of the investment secures the notes offered in the 2014 Debt Securitization (as defined in Note 6).

#
Denotes that all or a portion of the investment collateralizes the Credit Facility (as defined in Note 6).

(1)
The majority of the investments bear interest at a rate that may be determined by reference to LIBOR, EURIBOR or Prime and which reset daily, monthly, quarterly, semiannually, or annually. For each, the Company has provided the spread over LIBOR, EURIBOR or Prime and the weighted average current interest rate in effect as of September 30, 2018. Certain investments are subject to a LIBOR, EURIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable. Listed below are the index rates as of September 28, 2018, which was the last business day of the period on which LIBOR or EURIBOR was determined. The actual index rate for each loan listed may not be the applicable index rate outstanding as of September 28, 2018, as the loan may have priced or repriced based on an index rate prior to September 28, 2018.

(a)
Denotes that all or a portion of the loan was indexed to the 30-day LIBOR, which was 2.26% as of September 28, 2018.

(b)
Denotes that all or a portion of the loan was indexed to the 60-day LIBOR, which was 2.31% as of September 28, 2018.

(c)
Denotes that all or a portion of the loan was indexed to the 90-day LIBOR, which was 2.40% as of September 28, 2018.

(d)
Denotes that all or a portion of the loan was indexed to the 180-day LIBOR, which was 2.60% as of September 28, 2018.

(e)
Denotes that all or a portion of the loan was indexed to the 360-day LIBOR, which was 2.92% as of September 28, 2018.

(f)
Denotes that all or a portion of the loan was indexed to the Prime rate, which was 5.25% as of September 28, 2018.

(g)
Denotes that all or a portion of the loan was indexed to the 90-day EURIBOR, which was -0.32% as of September 28, 2018.

(2)
For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of September 30, 2018.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

(3)
The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.

(4)
The fair value of the investment was valued using significant unobservable inputs. See Note 5. Fair Value Measurements.

(5)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(6)
The entire commitment was unfunded as of September 30, 2018. As such, no interest is being earned on this investment. The investment may be subject to an unused facility fee.

(7)
Loan was on non-accrual status as of September 30, 2018, meaning that the Company has ceased recognizing interest income on the loan.

(8)
The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of September 30, 2018, total non-qualifying assets at fair value represented 5.8% of the Company’s total assets calculated in accordance with the 1940 Act.

(9)
Loan is denominated in foreign currency and is translated into U.S. dollars as of the valuation date or the date of the transaction. See Note 2. Significant Accounting Policies and Recent Accounting Updates — Foreign Currency Transactions.

(10)
The headquarters of this portfolio company is located in Canada.

(11)
Equity investments are non-income producing securities unless otherwise noted.

(12)
Ownership of certain equity investments may occur through a holding company or partnership.

(13)
The Company holds an equity investment that entitles it to receive preferential dividends.

(14)
As defined in the 1940 Act, the Company is deemed to be an “affiliated person” of the portfolio company as the Company owns five percent or more of the portfolio company’s voting securities (“non-controlled affiliate”). Transactions related to investments in non-controlled affiliates for the year ended September 30, 2018 were as follows:

Portfolio Company	Fair value as of September 30, 2017	Purchases (cost)(h)	Redemptions (cost)	Transfer in (out)	Discount accretion	Net change in unrealized gain/(loss)	Fair value as of September 30, 2018	Net realized gain/(loss)	Interest and fee income	Dividend income
Benetech, Inc.	$3,707	$222	$(551)	$—	$1	$1,117	$4,496	$—	$638	$—
Switchfly LLC(i)	—	254	—	2,120	25	389	2,788	—	29	—
Total Non-Controlled Affiliates	$3,707	$476	$(551)	$2,120	$26	$1,506	$7,284	$—	$667	$—
(h)
Purchases at cost includes amounts related to PIK interest capitalized and added to the principal balance of the respective loans.

(i)
During the three months ended September 30, 2018, the Company’s ownership increased to over five percent of the portfolio company’s voting securities.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

(15)
As defined in the 1940 Act, the Company is deemed to be both an “affiliated person” of and “control” this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement) (“controlled affiliate”). Transactions related to investments in controlled affiliates for the year ended September 30, 2018 were as follows:

Portfolio Company	Fair value as of September 30, 2017	Purchases (cost)	Redemptions (cost)	Transfer in (out)	Discount accretion	Net change in unrealized gain/(loss)	Fair value as of September 30, 2018	Net realized gain/(loss)	Interest and fee income	Dividend income
Senior Loan Fund LLC(j)	$95,015	$12,163	$(34,213)	$—	$—	$(1,881)	$71,084	$—	$—	$8,099
Total Controlled Affiliates	$95,015	$12,163	$(34,213)	$—	$—	$(1,881)	$71,084	$—	$—	$8,099
(j)
Together with RGA, the Company co-invests through SLF. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect to SLF must be approved by the SLF investment committee consisting of two representatives of the Company and RGA (with unanimous approval required from (i) one representative of each of the Company and RGA or (ii) both representatives of each of the Company and RGA). Therefore, although the Company owns more than 25% of the voting securities of SLF, the Company does not have sole control over significant actions of SLF for purposes of the 1940 Act or otherwise.

(16)
The Company generally receives quarterly profit distributions from its equity investment in SLF. See Note 4. Investments.

(17)
The rate shown is the annualized seven-day yield as of September 30, 2018.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)
Note 1. Organization
Golub Capital BDC, Inc. (“GBDC” and, collectively with its subsidiaries, the “Company”) is an externally managed, closed-end, non-diversified management investment company. GBDC has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for U.S. federal income tax purposes, GBDC has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
The Company’s investment strategy is to invest primarily in one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans and that are often referred to by other middle-market lenders as unitranche loans) and other senior secured loans of U.S. middle-market companies. The Company may also selectively invest in second lien and subordinated (a loan that ranks senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) loans of, and warrants and minority equity securities in, U.S. middle-market companies. The Company has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with GC Advisors LLC (the “Investment Adviser”), under which the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. Under an administration agreement (the “Administration Agreement”) the Company is provided with certain services by an administrator (the “Administrator”), which is currently Golub Capital LLC.
On November 27, 2018, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Golub Capital Investment Corporation, a Maryland corporation (“GCIC”), Fifth Ave Subsidiary Inc., a Maryland corporation and wholly owned subsidiary of the Company (“Merger Sub”), the Investment Adviser and, for certain limited purposes, the Administrator. The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into GCIC, with GCIC continuing as the surviving company and as a wholly-owned subsidiary of the Company (the “Initial Merger”) and, immediately thereafter, GCIC will merge with and into the Company, with the Company continuing as the surviving company (together with the Initial Merger, the “Merger”).
Note 2. Significant Accounting Policies and Recent Accounting Updates
Basis of presentation:   The Company is an investment company as defined in the accounting and reporting guidance under Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies (“ASC Topic 946”).
The accompanying interim consolidated financial statements of the Company and related financial information have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6, 10 and 12 of Regulation S-X. Accordingly, they do not include all of the information and notes required by GAAP for annual financial statements. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications consisting solely of normal accruals that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated. Certain prior period amounts have been reclassified to conform to the current period presentation. The unaudited interim consolidated financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto in the Company’s Form 10-K for the year ended September 30, 2018, as filed with the U.S. Securities and Exchange Commission (the “SEC”).
Fair value of financial instruments:   The Company applies fair value to all of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurement (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity-specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.
The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.
Any changes to the valuation methodology are reviewed by management and the Company’s board of directors (the “Board”) to confirm that the changes are appropriate. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies. See further description of fair value methodology in Note 5.
Use of estimates:   The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Consolidation:   As provided under Regulation S-X and ASC Topic 946, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly-owned subsidiaries Golub Capital BDC 2010-1 Holdings LLC (“Holdings”), Golub Capital BDC 2010-1 LLC (“2010 Issuer”), Golub Capital BDC CLO 2014 LLC (“2014 Issuer”), Golub Capital BDC CLO III Depositor LLC (“2018 CLO Depositor”), Golub Capital BDC CLO III LLC (“2018 Issuer”), Golub Capital BDC Funding LLC (“Funding”), Golub Capital BDC Funding II LLC (“Funding II”), Golub Capital BDC Holdings, LLC (“BDC Holdings”), GC SBIC IV, L.P. (“SBIC IV”), GC SBIC V, L.P. (“SBIC V”) and GC SBIC VI, L.P. (“SBIC VI”). The Company does not consolidate its non-controlling interest in SLF. See further description of the Company’s investment in SLF in Note 4.
Assets related to transactions that do not meet ASC Topic 860 requirements for accounting sale treatment are reflected in the Company’s Consolidated Statements of Financial Condition as investments. Those assets are owned by special purpose entities, including 2010 Issuer, 2014 Issuer, 2018 Issuer, Funding and Funding II that are consolidated in the Company’s consolidated financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of GBDC (or any affiliate of GBDC).
Cash and cash equivalents:   Cash and cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Company deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.
Restricted cash, cash equivalents and foreign currencies:   Restricted cash, cash equivalents and foreign currencies include amounts that are collected and are held by trustees who have been appointed as custodians of the assets securing certain of the Company’s financing transactions. Restricted cash, cash equivalents and foreign currencies are held by the trustees for payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets. In addition, restricted cash, cash equivalents

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

and foreign currencies include amounts held within the Company’s small business investment company (“SBIC”) subsidiaries. The amounts held within the SBICs are generally restricted to the originations of new loans by the SBICs and the payment of U.S. Small Business Administration (“SBA”) debentures and related interest expense.
Foreign currency translation:   The Company’s books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
cash and cash equivalents, restricted cash and cash equivalents, fair value of investments, interest receivable, and other assets and liabilities — at the spot exchange rate on the last business day of the period; and

(2)
purchases and sales of investments, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Fluctuations arising from the translation of assets other than investments and liabilities are included with the net change in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.
Revenue recognition:
Investments and related investment income:   Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments.
Loan origination fees, original issue discount and market discount or premium are capitalized, and the Company accretes or amortizes such amounts over the life of the loan as interest income. For the three and six months ended March 31, 2019, interest income included $1,977 and $3,930, respectively, of accretion of discounts. For the three and six months ended March 31, 2018, interest income included $2,361 and $5,070, respectively, of accretion of discounts. For the three and six months ended March 31, 2019, the Company received loan origination fees of  $1,604 and $4,652, respectively. For the three and six months ended March 31, 2018, the Company received loan origination fees of  $2,036 and $4,105, respectively.
For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, the Company will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. For the three and six months ended March 31, 2019, the Company recorded PIK income of  $265 and $390, respectively, and received PIK payments in cash of  $0 and $41, respectively. For the three and six months ended March 31, 2018, the Company recorded PIK income of  $234 and $519, respectively, and received PIK payments in cash of  $0 and $2, respectively.
In addition, the Company may generate revenue in the form of amendment, structuring or due diligence fees, fees for providing managerial assistance, consulting fees and prepayment premiums on loans. The Company records these fees as fee income when earned. All other income is recorded into income when

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

earned. For the three and six months ended March 31, 2019, fee income included $46 and $441, respectively, of prepayment premiums, which fees are non-recurring. For the three and six months ended March 31, 2018, fee income included $531 and $966, respectively, of prepayment premiums, which fees are non-recurring.
For the three and six months ended March 31, 2019, the Company received interest and fee income in cash, which excludes capitalized loan origination fees, in the amounts of  $38,475 and $76,125, respectively. For the three and six months ended March 31, 2018, the Company received interest and fee income in cash, which excludes capitalized loan origination fees, in the amounts of  $31,332 and $61,963, respectively.
Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) investments is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Company will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.
For the three and six months ended March 31, 2019, excluding the Company’s investment in LLC equity interests in SLF, the Company recorded dividend income of  $19 and $58, respectively, and return of capital distributions, excluding the Company’s investment in LLC equity interests in SLF, of  $0 and $0, respectively. For the three and six months ended March 31, 2019, the Company recorded dividend income of  $0 and $0, respectively, and return of capital distributions of  $0 and $2,275, respectively, from the Company’s investment in LLC equity interests in SLF. For the three and six months ended March 31, 2018, excluding the Company’s investment in LLC equity interests in SLF, the Company recorded dividend income of  $13 and $610, respectively, and return of capital distributions, excluding the Company’s investment in LLC equity interests in SLF, of  $65 and $373, respectively. For the three and six months ended March 31, 2018, the Company recorded dividend income of  $1,853 and $3,818, respectively, and return of capital distributions of  $0 and $4,200, respectively, from the Company’s investment in LLC equity interests in SLF.
Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments and foreign currency translation in the Consolidated Statements of Operations.
Non-accrual loans:   A loan may be left on accrual status during the period the Company is pursuing repayment of the loan. Management reviews all loans that become 90 days or more past due on principal and interest, or when there is reasonable doubt that principal or interest will be collected, for possible placement on non-accrual status. When a loan is placed on non-accrual status, unpaid interest credited to income is reversed. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, payments are likely to remain current. The total fair value of non-accrual loans was $3,410 and $5,625 as of March 31, 2019 and September 30, 2018, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Partial loan sales:   The Company follows the guidance in ASC Topic 860 when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest”, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s Consolidated Statements of Financial Condition and the proceeds are recorded as a secured borrowing until the definition is met. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value. See Note 5 for additional information.
Income taxes:   The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify and be subject to tax as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute dividends for U.S. federal income tax purposes to its stockholders of an amount generally at least equal to 90% of investment company taxable income, as defined by the Code and determined without regard to any deduction for dividends paid, for each tax year. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to its stockholders.
Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions and would distribute such taxable income in the next tax year. The Company may then be required to incur a 4% excise tax on such income. To the extent that the Company determines that it’s estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three and six months ended March 31, 2019, $0 and $0, respectively, was incurred for U.S. federal excise tax. For the three and six months ended March 31, 2018, $0 and $0, respectively, was incurred for U.S. federal excise tax.
The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC Topic 740”). ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense or tax benefit in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material unrecognized tax benefits or unrecognized tax liabilities related to uncertain income tax positions through March 31, 2019. The Company’s tax returns for the 2015 through 2017 tax years remain subject to examination by U.S. federal and most state tax authorities.
Dividends and distributions:   Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend or distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.
The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes and the Company declares a cash distribution, then stockholders who participate in the DRIP will have their cash distribution reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution. The Company may use newly issued shares under the guidelines of the DRIP (if the Company’s shares are trading at a premium to net asset value), or the Company may purchase shares in the open market in connection with the obligations

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

under the plan. In particular, if the Company’s shares are trading at a significant discount to net asset value (“NAV”) and the Company is otherwise permitted under applicable law to purchase such shares, the Company intends to purchase shares in the open market in connection with any obligations under the DRIP.
In the event the market price per share of the Company’s common stock on the date of a distribution exceeds the most recently computed NAV per share of the common stock, the Company will issue shares of common stock to participants in the DRIP at the greater of the most recently computed NAV per share of common stock or 95% of the current market price per share of common stock (or such lesser discount to the current market price per share that still exceeds the most recently computed NAV per share of common stock).
Share repurchase plan:   The Company has a share repurchase program (the “Program”) which allows the Company to repurchase up to $75,000 of the Company’s outstanding common stock on the open market at prices below the Company’s NAV as reported in its most recently published consolidated financial statements. The Board most recently reapproved the Program in August 2018 and the Program may be implemented at the discretion of management. The shares may be purchased from time to time at prevailing market prices, through open market transactions, including block transactions. The Company did not make any repurchases of its common stock during each of the three and six months ended March 31, 2019 and March 31, 2018.
Deferred debt issuance costs:   Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. As of March 31, 2019 and September 30, 2018, the Company had deferred debt issuance costs of  $4,938 and $2,934, respectively. These amounts are amortized and included in interest expense in the Consolidated Statements of Operations over the estimated average life of the borrowings. Amortization expense for the three and six months ended March 31, 2019, was $467 and $1,136, respectively. Amortization expense for the three and six months ended March 31, 2018, was $641 and $1,435, respectively.
Accounting for derivative instruments:   The Company does not utilize hedge accounting and marks its derivatives, if any, to market through a net change in unrealized appreciation (depreciation) on derivative instruments in the Consolidated Statements of Operations.
Securities Exchange Commission (“SEC”) Disclosure Update and Simplification:     In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, Disclosure Update and Simplification (the “SEC Release”), amending certain disclosure requirements intended to facilitate the disclosure of information to investors and simplify compliance. The effective date for the SEC Release is effective for all filings on or after November 5, 2018. The Company first adopted the SEC Release for the fiscal year ended September 30, 2018. The SEC Release required presentation changes to the Company’s Consolidated Statements of Financial Condition and Consolidated Statements of Changes in Net Assets. Prior to adoption, the Company presented, in accordance with previous SEC rules, distributable earnings on the Consolidated Statements of Financial Condition, as three components: 1) undistributed net investment income; 2) net unrealized appreciation (depreciation) on investments; and 3) net realized gain (loss) on investments and presented distributions from distributable earnings on the Consolidated Statements of Changes in Net Assets as two components: 1) distributions from net investment income; and 2) distributions from realized gain. In accordance with the SEC Release, distributable earnings and distributions from distributable earnings are shown in total on the Consolidated Statements of Financial Condition and Consolidated Statements of Changes in Net Assets, respectively. The changes in presentation have been retrospectively applied to the Consolidated Statements of Changes in Net Assets for the six months ended March 31, 2018.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The following table provides the reconciliation of the components of distributable earnings to conform to the current period presentation for the six months ended March 31, 2018:
	Total increase (decrease) for the six months ended March 31, 2018
	Undistributed Net Investment Income	Net Unrealized Appreciation (Depreciation) on Investments	Net Realized Gain (Loss) on Investments	Distributable Earnings
Net investment income	$37,039	$—	$—	$37,039
Net realized gain (loss) on investments and foreign currency transactions	—	—	(137)	(137)
Net change in unrealized gain (loss) on investments and foreign currency translation	—	7,445	—	7,445
Net increase in net assets from operations	$37,039	$7,445	$(137)	$44,347
The following table provides the reconciliation of the components of distributions from distributable earnings to conform to the current period presentation for the six months ended March 31, 2018:
Total increase (decrease) for the six months ended March 31, 2018
Distributions to stockholders:
Distributions from net investment income	$(39,969)
Distributions from realized gain	(2,979)
Distributions from distributable earnings	$(42,948)
Note 3. Related Party Transactions
Investment Advisory Agreement:   Under the Investment Advisory Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, GBDC. The Board most recently reapproved the Investment Advisory Agreement in May 2019. The Investment Adviser is a registered investment adviser with the SEC. The Investment Adviser receives fees for providing services, consisting of two components, a base management fee and an Incentive Fee (as defined below).
The base management fee is calculated at an annual rate equal to 1.375% of average adjusted gross assets at the end of the two most recently completed calendar quarters (including assets purchased with borrowed funds and securitization-related assets, leverage, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) and is payable quarterly in arrears. Additionally, the Investment Adviser voluntarily excludes any assets funded with secured borrowing proceeds from the base management fee calculation. The base management fee is adjusted, based on the actual number of days elapsed relative to the total number of days in such calendar quarter, for any share issuances or repurchases during such calendar quarter. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase (which is different than the GAAP definition, which defines cash equivalents as U.S. government securities and commercial paper instruments maturing within 90 days of purchase). To the extent that the Investment Adviser or any of its affiliates provides investment advisory, collateral management or other similar services to a subsidiary of the Company, the base management fee will be reduced by an amount equal to the product of  (1) the total fees paid to the Investment Adviser by such subsidiary for such services and (2) the percentage of such subsidiary’s total equity, including membership interests and any class of notes not exclusively held by one or more third parties, that is owned, directly or indirectly, by the Company.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The Company has structured the calculation of the Incentive Fee to include a fee limitation such that an Incentive Fee for any quarter can only be paid to the Investment Adviser if, after such payment, the cumulative Incentive Fees paid to the Investment Adviser since April 13, 2010, the effective date of the Company’s election to become a BDC, would be less than or equal to 20.0% of the Company’s Cumulative Pre-Incentive Fee Net Income (as defined below).
The Company accomplishes this limitation by subjecting each quarterly Incentive Fee payable under the Income and Capital Gain Incentive Fee Calculation (as defined below) to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in any quarter is equal to the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income and (b) cumulative Incentive Fees of any kind paid to the Investment Adviser by GBDC since April 13, 2010. To the extent the Incentive Fee Cap is zero or a negative value in any quarter, no Incentive Fee would be payable in that quarter. If, for any relevant period, the Incentive Fee Cap calculation results in the Company paying less than the amount of the Incentive Fee calculated above, then the difference between the Incentive Fee and the Incentive Fee Cap will not be paid by GBDC and will not be received by the Investment Adviser as an Incentive Fee either at the end of such relevant period or at the end of any future period. “Cumulative Pre-Incentive Fee Net Income” is equal to the sum of (a) Pre-Incentive Fee Net Investment Income (as defined below) for each period since April 13, 2010 and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since April 13, 2010.
“Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Investment Advisory Agreement and the Administration Agreement, any expenses of securitizations and any interest expense and dividends paid on any outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash.
Incentive Fees are calculated and payable quarterly in arrears (or, upon termination of the Investment Advisory Agreement, as of the termination date).
The income and capital gains incentive fee calculation (the “Income and Capital Gain Incentive Fee Calculation”) has two parts, the income component (the “Income Incentive Fee”) and the capital gains component (the “Capital Gain Incentive Fee” and, together with the Income Incentive Fee, the “Incentive Fee”). The Income Incentive Fee is calculated quarterly in arrears based on the Company’s Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter.
For the three and six months ended March 31, 2019, the Income Incentive Fee incurred was $3,735 and $6,196, respectively. For the three and six months ended March 31, 2018, the Income Incentive Fee incurred was $2,191 and $4,349, respectively.
Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the Income Incentive Fee, it is possible that an Incentive Fee may be calculated under this formula with respect to a period in which the Company has incurred a loss. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a calendar quarter, the Income Incentive Fee will result in a positive value and an Incentive Fee will be paid even if the Company has incurred a loss in such period due to realized and/or unrealized capital losses unless the payment of such Incentive Fee would cause the Company to pay Incentive Fees on a cumulative basis that exceed the

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Incentive Fee Cap. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any Incentive Fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% quarterly. If market interest rates rise, the Company may be able to invest funds in debt instruments that provide for a higher return, which would increase Pre-Incentive Fee Net Investment Income and make it easier for the Investment Adviser to surpass the fixed hurdle rate and receive an Incentive Fee based on such net investment income.
The Company’s Pre-Incentive Fee Net Investment Income used to calculate this part of the Incentive Fee is also included in the amount of its total assets (excluding cash and cash equivalents but including assets purchased with borrowed funds and securitization-related assets, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian) used to calculate the 1.375% base management fee annual rate.
The Company calculates the Income Incentive Fee with respect to its Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:
•
Zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;

•
100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. This portion of the Company’s Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) is referred to as the “catch-up” provision. The catch-up is meant to provide the Investment Adviser with 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any calendar quarter; and

•
20.0% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

The Capital Gain Incentive Fee equals (a) 20.0% of the Company’s Capital Gain Incentive Fee Base (as defined below), if any, calculated in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), which commenced with the calendar year ending December 31, 2010, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. The Company’s “Capital Gain Incentive Fee Base” equals (1) the sum of  (i) realized capital gains, if any, on a cumulative positive basis from the date the Company elected to become a BDC through the end of each calendar year, (ii) all realized capital losses on a cumulative basis and (iii) all unrealized capital depreciation on a cumulative basis less (2) all unamortized deferred debt issuance costs, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis.
•
The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company’s portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

•
The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.

•
The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company’s portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

In accordance with GAAP, the Company also is required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. If the Capital Gain Incentive Fee Base, adjusted as required by GAAP to include unrealized capital appreciation, is positive at the end of a period, then GAAP requires the Company to accrue a capital gain incentive fee equal to 20% of such amount, less the aggregate amount of the actual Capital Gain Incentive Fees paid and capital gain incentive fees accrued under GAAP in all prior periods. If such amount is negative, then there is no accrual for such period. The resulting accrual under GAAP in a given period may result in additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. There can be no assurance that such unrealized capital appreciation will be realized in the future. For the three and six months ended March 31, 2019, the Company had a reversal of the accrual of the capital gain incentive fee of  $669 and $1,147, respectively. For the three and six months ended March 31, 2018, the Company accrued a capital gain incentive fee of  $820 and $1,533, respectively. Changes in the accrual for the capital gain incentive fee are included in incentive fee in the Consolidated Statements of Operations. As of March 31, 2019 and September 30, 2018, included in management and incentive fees payable on the Consolidated Statements of Financial Condition were $4,433 and $7,158, respectively, for cumulative accruals for capital gain incentive fees under GAAP, including the amounts payable pursuant to the Investment Advisory Agreement described above.
As of March 31, 2019 and September 30, 2018 the Capital Gain Incentive Fee payable as calculated under the Investment Advisory Agreement (as described above) was $0 and $2,303, respectively. Any payment due under the terms of the Investment Advisory Agreement is calculated in arrears at the end of each calendar year. The Company paid $1,578 and $1,196 of Capital Gain Incentive Fee calculated in accordance with the Investment Advisory Agreement as of December 31, 2018 and December 31, 2017, respectively. The Company did not pay any capital gain incentive fee under the Investment Advisory Agreement for any period ended prior to December 31, 2017.
The sum of the Income Incentive Fee and the Capital Gain Incentive Fee is the “Incentive Fee.”
Administration Agreement:   Under the Administration Agreement, the Administrator furnishes the Company with office facilities and equipment, provides the Company with clerical, bookkeeping and record keeping services at such facilities and provides the Company with other administrative services as the Administrator, subject to review by the Board, determines necessary to conduct the Company’s day-to-day operations. The Company reimburses the Administrator the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, fees and expenses associated with performing compliance functions and the Company’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs. The Board reviews such expenses to determine that these expenses, including any allocation of expenses among the Company and other entities for which the Administrator provides similar services, are reasonable and comparable to administrative services charged by unaffiliated third party asset managers. Under the Administration Agreement, the Administrator also provides, on the Company’s behalf, managerial assistance to those portfolio companies to which the Company is required to provide such assistance and will be paid an additional amount based on the cost of the services provided, which amount shall not exceed the amount the Company receives from such portfolio companies.
Included in accounts payable and accrued expenses is $663 and $616 as of March 31, 2019 and September 30, 2018, respectively, for accrued allocated shared services under the Administration Agreement.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Other related party transactions:   The Administrator pays for certain unaffiliated third-party expenses incurred by the Company. Such expenses include postage, printing, office supplies, rating agency fees and professional fees. These expenses are not marked-up and represent the same amount the Company would have paid had the Company paid the expenses directly. These expenses are subsequently reimbursed in cash.
Total expenses reimbursed to the Administrator during the three and six months ended March 31, 2019, were $845 and $1,209, respectively. Total expenses reimbursed to the Administrator during the three and six months ended March 31, 2018, were $521 and $1,320, respectively.
As of March 31, 2019 and September 30, 2018, included in accounts payable and accrued expenses were $338 and $364, respectively, for accrued expenses paid on behalf of the Company by the Administrator.
On June 22, 2016, the Company entered into an unsecured revolving credit facility with the Investment Adviser (the “Adviser Revolver”), with a maximum credit limit of  $20,000 and expiration date of June 22, 2019. Refer to Note 6 for discussion of the Adviser Revolver.
During the three and six months ended March 31, 2019, the Company sold $0 and $0, respectively, of investments and unfunded commitments to SLF at fair value and recognized $0 and $0, respectively, of net realized gains. During the three and six months ended March 31, 2018, the Company sold $6,191 and $6,191, respectively, of investments and unfunded commitments to SLF at fair value and recognized $20 and $20, respectively, of net realized gains.
During the three and six months ended March 31, 2019, SLF incurred an administrative service fee of $64 and $144, respectively. During the three and six months ended March 31, 2018, SLF incurred an administrative service fee of  $108 and $221, respectively.
On November 27, 2018, the Company entered into the Merger Agreement with GCIC, Merger Sub, the Investment Adviser and, for certain limited purposes, the Administrator. Refer to Note 11 for discussion of the Merger.
Note 4. Investments
Investments as of March 31, 2019 and September 30, 2018 consisted of the following:
	As of March 31, 2019			As of September 30, 2018
	Principal	Amortized Cost	Fair Value	Principal	Amortized Cost	Fair Value
Senior secured	$252,184	$249,818	$248,468	$233,064	$230,846	$231,169
One stop	1,596,687	1,578,947	1,579,720	1,443,980	1,426,640	1,430,196
Second lien	9,434	9,354	9,434	9,435	9,338	9,435
Subordinated debt	524	520	609	251	251	251
LLC equity interests in SLF(1)	N/A	74,882	71,742	N/A	75,407	71,084
Equity	N/A	39,198	45,040	N/A	38,170	40,706
Total	$1,858,829	$1,952,719	$1,955,013	$1,686,730	$1,780,652	$1,782,841

(1)
SLF’s proceeds from the LLC equity interests invested in SLF were utilized by SLF to invest in senior secured loans.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The following tables show the portfolio composition by geographic region at amortized cost and fair value as a percentage of total investments in portfolio companies. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.
	As of March 31, 2019		As of September 30, 2018
Amortized Cost:
United States
Mid-Atlantic	$386,836	19.8%	$354,662	19.9%
Midwest	371,698	19.0	370,239	20.8
West	346,149	17.7	306,052	17.2
Southeast	479,974	24.6	422,844	23.7
Southwest	222,855	11.4	186,468	10.5
Northeast	108,212	5.6	125,329	7.0
Canada	30,853	1.6	15,058	0.9
United Kingdom	6,142	0.3	—	—
Total	$1,952,719	100.0%	$1,780,652	100.0%
Fair Value:
United States
Mid-Atlantic	$381,896	19.5%	$347,560	19.5%
Midwest	372,054	19.0	371,141	20.8
West	344,888	17.7	306,074	17.2
Southeast	486,389	24.9	428,235	24.0
Southwest	224,516	11.5	189,379	10.6
Northeast	107,923	5.5	125,051	7.0
Canada	31,023	1.6	15,401	0.9
United Kingdom	6,324	0.3	—	—
Total	$1,955,013	100.0%	$1,782,841	100.0%

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The industry compositions of the portfolio at amortized cost and fair value as of March 31, 2019 and September 30, 2018 were as follows:
	As of March 31, 2019		As of September 30, 2018
Amortized Cost:
Aerospace and Defense	$55,465	2.8%	$51,288	2.9%
Automobile	20,695	1.1	18,934	1.1
Beverage, Food and Tobacco	97,589	5.0	99,594	5.6
Broadcasting and Entertainment	1,437	0.1	1,444	0.1
Buildings and Real Estate	63,546	3.3	63,109	3.5
Chemicals, Plastics and Rubber	10,269	0.5	10,277	0.6
Diversified/Conglomerate Manufacturing	77,707	4.0	96,892	5.4
Diversified/Conglomerate Service	588,731	30.1	460,166	25.8
Ecological	18,995	1.0	18,852	1.1
Electronics	146,766	7.5	130,457	7.3
Finance	4,758	0.2	—	—
Grocery	295	0.0*	16,203	0.9
Healthcare, Education and Childcare	362,677	18.6	337,499	19.0
Home and Office Furnishings, Housewares, and Durable Consumer	13,064	0.7	12,861	0.7
Hotels, Motels, Inns, and Gaming	—	—	15,383	0.9
Insurance	51,523	2.7	45,865	2.6
Investment Funds and Vehicles	74,882	3.8	75,407	4.2
Leisure, Amusement, Motion Pictures, Entertainment	80,543	4.1	80,302	4.5
Mining, Steel, Iron and Non-Precious Metals	4,373	0.2	4,478	0.3
Oil and Gas	14,360	0.8	14,211	0.8
Personal and Non Durable Consumer Products (Mfg. Only)	67,270	3.4	68,129	3.8
Personal, Food and Miscellaneous Services	32,348	1.7	31,526	1.8
Printing and Publishing	4,185	0.2	4,200	0.2
Retail Stores	144,091	7.4	111,550	6.3
Telecommunications	6,292	0.3	6,310	0.3
Textiles and Leather	2,188	0.1	2,196	0.1
Utilities	8,670	0.4	3,519	0.2
Total	$1,952,719	100.0%	$1,780,652	100.0%

*
Represents an amount less than 0.1%.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

	As of March 31, 2019		As of September 30, 2018
Fair Value:
Aerospace and Defense	$52,400	2.7%	$47,891	2.7%
Automobile	21,115	1.1	19,158	1.1
Beverage, Food and Tobacco	98,626	5.0	99,608	5.6
Broadcasting and Entertainment	1,440	0.1	1,447	0.1
Buildings and Real Estate	65,619	3.4	65,255	3.7
Chemicals, Plastics and Rubber	10,400	0.5	10,356	0.6
Diversified/Conglomerate Manufacturing	77,655	4.0	96,663	5.4
Diversified/Conglomerate Service	594,787	30.4	466,037	26.1
Ecological	19,364	1.0	19,148	1.1
Electronics	145,946	7.5	130,472	7.3
Finance	4,782	0.2	—	—
Grocery	268	0.0*	14,629	0.8
Healthcare, Education and Childcare	357,495	18.3	333,736	18.7
Home and Office Furnishings, Housewares, and Durable Consumer	12,401	0.7	12,831	0.7
Hotels, Motels, Inns, and Gaming	—	—	15,592	0.9
Insurance	52,863	2.7	47,041	2.6
Investment Funds and Vehicles	71,742	3.7	71,084	4.0
Leisure, Amusement, Motion Pictures, Entertainment	80,794	4.1	81,907	4.6
Mining, Steel, Iron and Non-Precious Metals	4,389	0.2	4,496	0.3
Oil and Gas	14,548	0.7	14,340	0.8
Personal and Non Durable Consumer Products (Mfg. Only)	69,175	3.5	69,912	3.9
Personal, Food and Miscellaneous Services	33,278	1.7	32,253	1.8
Printing and Publishing	4,118	0.2	4,167	0.2
Retail Stores	144,661	7.4	112,738	6.3
Telecommunications	6,360	0.3	6,393	0.4
Textiles and Leather	2,124	0.2	2,134	0.1
Utilities	8,663	0.4	3,553	0.2
Total	$1,955,013	100.0%	$1,782,841	100.0%

*
Represents an amount less than 0.1%.

Senior Loan Fund LLC:
The Company co-invests with RGA in senior secured loans through SLF, an unconsolidated Delaware LLC. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect of SLF must be approved by the SLF investment committee consisting of two representatives of each of the Company and RGA (with unanimous approval required from (i) one representative of each of the Company and RGA or (ii) both representatives of each of the Company and RGA). SLF may cease making new investments upon notification of either member but operations will continue until all investments have been sold or paid-off in the normal course of business. Investments held by SLF are measured at fair value using the same valuation methodologies as described in Note 5.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

As of March 31, 2019 and September 30, 2018, SLF was capitalized by LLC equity interest subscriptions from its members. As of March 31, 2019 and September 30, 2018, the Company and RGA owned 87.5% and 12.5%, respectively, of the LLC equity interests of SLF. SLF’s profits and losses are allocated to the Company and RGA in accordance with their respective ownership interests.
SLF has entered into a senior secured revolving credit facility (as amended, the “SLF Credit Facility”) with Wells Fargo Bank, N.A., through its wholly-owned subsidiary Senior Loan Fund II LLC (“SLF II”), which as of March 31, 2019 allowed SLF II to borrow up to $90,588 at any one time outstanding, subject to leverage and borrowing base restrictions.
As of March 31, 2019 and September 30, 2018, SLF had the following commitments from its members (in the aggregate):
	As of March 31, 2019		As of September 30, 2018
	Committed	Funded(1)	Committed	Funded(1)
LLC equity commitments	$200,000	$85,580	$200,000	$86,180
Total	$200,000	$85,580	$200,000	$86,180

(1)
Funded LLC equity commitments are presented net of return of capital distributions subject to recall.

As of March 31, 2019 and September 30, 2018, SLF had total assets at fair value of  $173,161 and $186,326, respectively. As of March 31, 2019, SLF had two portfolio company investments on non-accrual status with a fair value of  $4,316. As of September 30, 2018, SLF had one portfolio company investment on non-accrual status with a fair value of  $3,856. The portfolio companies in SLF are in industries and geographies similar to those in which the Company may invest directly. Additionally, as of March 31, 2019 and September 30, 2018, SLF had commitments to fund various undrawn revolvers and delayed draw investments to its portfolio companies totaling $5,560 and $5,920, respectively.
Below is a summary of SLF’s senior secured loan portfolio, followed by a listing of the individual investments in SLF’s portfolio as of March 31, 2019 and September 30, 2018:
	As of March 31, 2019	As of September 30, 2018
Senior secured loans(1)	$176,676	$183,668
Weighted average current interest rate on senior secured loans(2)	7.7%	7.5%
Number of borrowers in SLF	30	32
Largest portfolio company investments(1)	$12,720	$13,716
Total of five largest portfolio company investments(1)	$55,395	$57,330

(1)
At principal amount.

(2)
Computed as the (a) annual stated interest rate on accruing senior secured loans divided by (b) total senior secured loans at principal amount.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

SLF Investment Portfolio as of March 31, 2019
Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)/ Shares(2)	Fair Value(3)
1A Smart Start LLC(4)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	7.0%	$2,977	$2,969
Advanced Pain Management Holdings, Inc.(5)	Healthcare, Education and Childcare	Senior loan	06/2019	7.5	6,172	3,086
Advanced Pain Management Holdings, Inc.(5)	Healthcare, Education and Childcare	Senior loan	06/2019	7.5	422	211
Advanced Pain Management Holdings, Inc.(5)	Healthcare, Education and Childcare	Senior loan	06/2019	N/A(6)	—	—
Boot Barn, Inc.(4)	Retail Stores	Senior loan	06/2021	7.1	9,533	9,533
Brandmuscle, Inc.	Printing and Publishing	Senior loan	12/2021	7.4	4,418	4,415
Brandmuscle, Inc.	Printing and Publishing	Senior loan	12/2021	N/A(6)	—	—
Captain D’s, LLC(4)	Personal, Food and Miscellaneous Services	Senior loan	12/2023	7.0	2,446	2,446
Captain D’s, LLC(4)	Personal, Food and Miscellaneous Services	Senior loan	12/2023	8.2	13	13
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	7.8	8,458	8,458
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	7.8	4,262	4,262
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	8.1	2,404	2,404
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	8.1	1,209	1,209
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	8.1	58	58
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	8.1	40	40
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	N/A(6)	—	—
DISA Holdings Acquisition Subsidiary Corp.(4)	Diversified/Conglomerate Service	Senior loan	06/2022	6.7	4,797	4,797
DISA Holdings Acquisition Subsidiary Corp.(4)	Diversified/Conglomerate Service	Senior loan	06/2022	6.7	53	53
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	Senior loan	01/2020	7.5	4,462	4,462
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	Senior loan	01/2020	N/A(6)	—	—
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	8.4	5,936	5,936
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	8.4	1,648	1,648
Flexan, LLC(4)	Chemicals, Plastics and Rubber	Senior loan	02/2020	10.0	492	492
Gamma Technologies, LLC(4)	Electronics	Senior loan	06/2024	8.0	10,135	10,135
III US Holdings, LLC	Diversified/Conglomerate Service	Senior loan	09/2022	8.6	4,488	4,488
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	03/2024	6.9	2,288	2,288
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	03/2024	6.9	119	119
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	03/2024	6.9	64	64
Joerns Healthcare, LLC(4)	Healthcare, Education and Childcare	Senior loan	05/2020	8.6%	$8,745	$7,346
Mediaocean LLC(7)	Diversified/Conglomerate Service	Senior loan	08/2020	N/A(6)	—	(1)
Paradigm DKD Group, LLC(5)	Buildings and Real Estate	Senior loan	05/2020	8.8	1,951	781
Paradigm DKD Group, LLC(5)	Buildings and Real Estate	Senior loan	05/2020	8.8	596	238
Pasternack Enterprises, Inc. and Fairview Microwave, Inc(4)	Diversified/Conglomerate Manufacturing	Senior loan	07/2025	6.5	5,291	5,291
Polk Acquisition Corp.(4)	Automobile	Senior loan	06/2022	7.9	4,489	4,400
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	8.3	96	93
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	7.9	53	52
Pyramid Healthcare, Inc.(4)	Healthcare, Education and Childcare	Senior loan	08/2020	9.1	10,099	10,099
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2020	9.1	147	147
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2020	9.0	99	99
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2020	10.8	51	51
RSC Acquisition, Inc.(4)	Insurance	Senior loan	11/2022	6.9	3,805	3,805
RSC Acquisition, Inc.(4)	Insurance	Senior loan	11/2021	N/A(6)	—	—
Rubio’s Restaurants, Inc (4)	Beverage, Food and Tobacco	Senior loan	10/2019	7.9	4,915	4,670
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior loan	04/2019	7.8	4,793	4,793
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior loan	04/2019	8.0	1,586	1,586
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior loan	12/2020	7.74% cash/ 1.00% PIK	4,341	3,777
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior loan	12/2020	8.7	70	60
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior loan	12/2020	8.7	64	55

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

SLF Investment Portfolio as of March 31, 2019
Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)/ Shares(2)	Fair Value(3)
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior loan	12/2020	8.7	45	39
SEI, Inc.(4)	Electronics	Senior loan	07/2023	7.5	12,611	12,611
SEI, Inc.	Electronics	Senior loan	07/2023	N/A(6)	—	—
Self Esteem Brands, LLC(4)	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	02/2022	6.8	9,634	9,537
Self Esteem Brands, LLC(4)(7)	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	02/2022	N/A(6)	—	(7)
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	8.6	4,225	3,803
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	8.6	3,312	2,980
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	8.6	595	536
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	8.6	445	400
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	8.6	220	198
Upstream Intermediate, LLC	Healthcare, Education and Childcare	Senior loan	01/2024	6.5	2,816	2,816
W3 Co.	Oil and Gas	Senior loan	03/2022	8.6	1,247	1,246
WHCG Management, LLC (4)	Healthcare, Education and Childcare	Senior loan	03/2023	7.6	7,860	7,388
WIRB-Copernicus Group, Inc.(4)	Healthcare, Education and Childcare	Senior loan	08/2022	6.8	5,581	5,581
Total senior loan investments					$176,676	$168,056
W3 Co.(8)(9)	Oil and Gas	LLC units	N/A	N/A	3	$1,235
W3 Co.(8)(9)	Oil and Gas	Preferred stock	N/A	N/A	—	201
Total equity investments						$1,436
Total investments					$176,676	$169,492

(1)
Represents the weighted average annual current interest rate as of March 31, 2019. All interest rates are payable in cash.

(2)
The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.

(3)
Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.

(4)
The Company also holds a portion of the first lien senior secured loan in this portfolio company.

(5)
Loan was on non-accrual status as of March 31, 2019. As such, no interest is being earned on this investment.

(6)
The entire commitment was unfunded as of March 31, 2019. As such, no interest is being earned on this investment. The investment may be subject to an unused facility fee.

(7)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(8)
Equity investment received as a result of the portfolio company’s debt restructuring.

(9)
Non-income producing.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

SLF Investment Portfolio as of September 30, 2018

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal($)/ Shares (2)	Fair Value(3)
1A Smart Start LLC	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	02/2022	7.0%	$2,073	$2,084
1A Smart Start LLC(4)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	02/2022	6.7	922	924
Advanced Pain Management Holdings, Inc.(5)	Healthcare, Education and Childcare	Senior Loan	11/2018	7.2	6,561	3,609
Advanced Pain Management Holdings, Inc.(5)	Healthcare, Education and Childcare	Senior Loan	11/2018	7.2	449	247
Boot Barn, Inc.	Retail Stores	Senior Loan	06/2021	6.9	9,533	9,533
Brandmuscle, Inc.	Printing and Publishing	Senior Loan	12/2021	7.1	4,678	4,674
Captain D’s, LLC(4)	Personal, Food and Miscellaneous Services	Senior Loan	12/2023	7.9	13	13
Captain D’s, LLC(4)	Personal, Food and Miscellaneous Services	Senior Loan	12/2023	6.7	2,499	2,499
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior Loan	12/2020	7.9	8,502	8,332
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior Loan	12/2020	7.9	4,284	4,198
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior Loan	10/2021	7.9	2,417	2,417
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior Loan	10/2021	7.9	1,215	1,215
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior Loan	10/2021	7.9	40	40
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior Loan	10/2021	7.9	58	58
DISA Holdings Acquisition Subsidiary Corp.(4)	Diversified/Conglomerate Service	Senior Loan	06/2022	6.1	71	71
DISA Holdings Acquisition Subsidiary Corp.(4)	Diversified/Conglomerate Service	Senior Loan	06/2022	6.1	4,821	4,821
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	Senior Loan	01/2020	7.5	4,540	4,540
Flexan, LLC(4)	Chemicals, Plastics and Rubber	Senior Loan	02/2020	9.8	304	304
Flexan, LLC	Chemicals, Plastics and Rubber	Senior Loan	02/2020	8.1	5,967	5,967
Flexan, LLC	Chemicals, Plastics and Rubber	Senior Loan	02/2020	8.1	1,657	1,657
Gamma Technologies, LLC(4)	Electronics	Senior Loan	06/2024	7.7	10,186	10,186
III US Holdings, LLC	Diversified/Conglomerate Service	Senior Loan	09/2022	9.0	4,927	4,927
Jensen Hughes, Inc.	Buildings and Real Estate	Senior Loan	03/2024	6.7	2,293	2,293
Jensen Hughes, Inc.	Buildings and Real Estate	Senior Loan	03/2024	6.7	119	119
Jensen Hughes, Inc.	Buildings and Real Estate	Senior Loan	03/2024	6.7	64	64
Joerns Healthcare, LLC(4)	Healthcare, Education and Childcare	Senior Loan	05/2020	8.3	8,745	8,133
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior Loan	05/2020	8.5	702	524
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior Loan	05/2020	8.5	1,957	1,369
Pasternack Enterprises, Inc. and Fairview Microwave, Inc(4)	Diversified/Conglomerate Manufacturing	Senior Loan	07/2025	6.2	5,318	5,291
Payless ShoeSource, Inc.	Retail Stores	Senior Loan	08/2022	11.3	762	528
Polk Acquisition Corp.	Automobile	Senior Loan	06/2022	7.5	93	93
Polk Acquisition Corp.	Automobile	Senior Loan	06/2022	7.2	4,513	4,513
Polk Acquisition Corp.	Automobile	Senior Loan	06/2022	7.2	53	53
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior Loan	08/2019	8.8	411	411
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior Loan	08/2019	8.8	10,152	10,152
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior Loan	08/2019	8.8	45	45
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior Loan	08/2019	8.8	148	148
RSC Acquisition, Inc.(4)	Insurance	Senior Loan	11/2021	6.8	17	17
RSC Acquisition, Inc.(4)	Insurance	Senior Loan	11/2022	6.7	3,824	3,815
Rubio’s Restaurants, Inc.(4)	Beverage, Food and Tobacco	Senior Loan	10/2019	7.6	4,941	4,941
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior Loan	04/2019	7.6	991	991
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior Loan	04/2019	7.6	5,061	5,061
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior Loan	12/2020	8.4	70	64
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior Loan	12/2020	8.4	4,345	3,997
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior Loan	12/2020	8.4	45	42
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior Loan	12/2020	8.4	64	59
Saldon Holdings, Inc. (4)	Diversified/Conglomerate Service	Senior Loan	09/2022	6.4	2,354	2,342

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

SLF Investment Portfolio as of September 30, 2018 – (continued)

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal($)/ Shares (2)	Fair Value(3)
SEI, Inc.(4)	Electronics	Senior Loan	07/2023	7.5%	$13,716	$13,716
Self Esteem Brands, LLC(4)	Leisure, Amusement, Motion Pictures, Entertainment	Senior Loan	02/2020	7.0	10,142	10,142
Teasdale Quality Foods, Inc.	Grocery	Senior Loan	10/2020	6.9	4,507	4,416
Teasdale Quality Foods, Inc.	Grocery	Senior Loan	10/2020	6.9	486	476
Teasdale Quality Foods, Inc.	Grocery	Senior Loan	10/2020	7.1	650	637
Teasdale Quality Foods, Inc.	Grocery	Senior Loan	10/2020	7.1	239	235
Teasdale Quality Foods, Inc.	Grocery	Senior Loan	10/2020	6.9	3,532	3,460
Upstream Intermediate, LLC	Healthcare, Education and Childcare	Senior Loan	01/2024	6.6	2,830	2,830
W3 Co.	Oil and Gas	Senior Loan	03/2022	8.2	1,253	1,251
WHCG Management, LLC(4)	Healthcare, Education and Childcare	Senior Loan	03/2023	7.4	7,900	7,900
WIRB-Copernicus Group, Inc.(4)	Healthcare, Education and Childcare	Senior Loan	08/2022	6.5	5,609	5,609
Total senior loan investments					$183,668	$178,053
Payless ShoeSource, Inc.(6)(7)	Retail Stores	LLC interest	N/A	N/A	35	$54
W3 Co.(6)(7)	Oil and Gas	LLC units	N/A	N/A	3	1,073
Total equity investments						$1,127
Total investments					$183,668	$179,180

(1)
Represents the weighted average annual current interest rate as of September 30, 2018. All interest rates are payable in cash.

(2)
The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.

(3)
Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.

(4)
The Company also holds a portion of the first lien senior secured loan in this portfolio company.

(5)
Loan was on non-accrual status as of September 30, 2018. As such, no interest is being earned on this investment.

(6)
Equity investment received as a result of the portfolio company’s debt restructuring.

(7)
Non-income producing.

As of March 31, 2019, the Company has committed to fund $175,000 of LLC equity interest subscriptions to SLF. As of March 31, 2019 and September 30, 2018, $74,883 and $75,407, respectively, of the Company’s LLC equity interest subscriptions to SLF had been called and contributed, net of return of capital distributions subject to recall. For the three and six months ended March 31, 2019, the Company received $0 and $0, respectively, in dividend income from the SLF LLC equity interests. For the three and six months ended March 31, 2018, the Company received $1,853 and $3,818, respectively, in dividend income from the SLF LLC equity interests.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

See below for certain summarized financial information for SLF as of March 31, 2019 and September 30, 2018 and for the three and six months ended March 31, 2019 and 2018:
	As of March 31, 2019	As of September 30, 2018
Selected Balance Sheet Information:
Investments, at fair value	$169,492	$179,180
Cash and other assets	3,669	7,146
Total assets	$173,161	$186,326
Senior credit facility	$90,588	$104,622
Unamortized debt issuance costs	—	(18)
Other liabilities	583	484
Total liabilities	91,171	105,088
Members’ equity	81,990	81,238
Total liabilities and members’ equity	$173,161	$186,326

	Three months ended March 31,		Six months ended March 31,
	2019	2018	2019	2018
Selected Statement of Operations Information:
Interest income	$3,538	$4,844	$7,174	$9,752
Fee income	—	—	9	25
Total investment income	3,538	4,844	7,183	9,777
Interest and other debt financing expense	1,133	1,765	2,320	3,844
Administrative service fee	64	108	144	221
Other expenses	25	28	49	57
Total expenses	1,222	1,901	2,513	4,122
Net investment income	2,316	2,943	4,670	5,655
Net realized gain (loss) on investments	—	—	(1,314)	—
Net change in unrealized appreciation (depreciation) on investments	(1,086)	(1,639)	(2,004)	(1,218)
Net increase (decrease) in members’ equity	$1,230	$1,304	$1,352	$4,437
Note 5. Fair Value Measurements
The Company follows ASC Topic 820 for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Assets and liabilities are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. The three levels are defined as follows:
Level 1:   Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Level 2:
Inputs include quoted prices for similar assets or liabilities in active markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the assets or liabilities.

Level 3:
Inputs include significant unobservable inputs for the assets or liabilities and include situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability. The Company assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the three and six months ended March 31, 2019 and 2018. The following section describes the valuation techniques used by the Company to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.
Investments
Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with approximately 25% (based on the number of portfolio companies) of the Company’s valuations of debt and equity investments without readily available market quotations subject to review by an independent valuation firm. All investments as of March 31, 2019 and September 30, 2018, with the exception of money market funds included in cash, cash equivalents and restricted cash and cash equivalents (Level 1 investments) and investments measured at fair value using the NAV, were valued using Level 3 inputs.
When determining fair value of Level 3 debt and equity investments, the Company may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, and changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s net income before net interest expense, income tax expense, depreciation and amortization (“EBITDA”). A portfolio company’s EBITDA may include pro forma adjustments for items such as acquisitions, divestitures, or expense reductions. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Company will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Company uses a market interest rate yield analysis to determine fair value.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

In addition, for certain debt investments, the Company may base its valuation on indicative bid and ask prices provided by an independent third party pricing service. Bid prices reflect the highest price that the Company and others may be willing to pay. Ask prices represent the lowest price that the Company and others may be willing to accept. The Company generally uses the midpoint of the bid/ask range as its best estimate of fair value of such investment.
Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded. The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.
Secured Borrowings
The Company has elected the fair value option under ASC Topic 825 — Financial Instruments, relating to accounting for debt obligations at their fair value for its secured borrowings which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. The Company reports changes in the fair value of its secured borrowings as a component of the net change in unrealized (appreciation) depreciation on secured borrowings in the Consolidated Statements of Operations. The net gain or loss reflects the difference between the fair value and the principal amount due on maturity.
As of March 31, 2019 and September 30, 2018, there were no secured borrowings outstanding. Previous secured borrowings were valued using Level 3 inputs under the fair value hierarchy, and the Company’s approach to determining fair value of Level 3 secured borrowings is consistent with its approach to determining fair value of the Level 3 investments that are associated with these secured borrowings as previously described.
The following tables present fair value measurements of the Company’s investments and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value as of March 31, 2019 and September 30, 2018:
As of March 31, 2019	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Total
Assets, at fair value:
Debt investments(1)	$—	$—	$1,838,231	$1,838,231
Equity investments(1)	—	—	45,040	45,040
Money market funds(1)(2)	26,202	—	—	26,202
Investment measured at NAV(3)(4)	—	—	—	71,742
Total assets, at fair value:	$26,202	$—	$1,883,271	$1,981,215

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

As of September 30, 2018	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Total
Assets, at fair value:
Debt investments(1)	$—	$—	$1,671,051	$1,671,051
Equity investments(1)	—	—	40,706	40,706
Money market funds(1)(2)	10,532	—	—	10,532
Investment measured at NAV(3)(4)	—	—	—	71,084
Total assets, at fair value:	$10,532	$—	$1,711,757	$1,793,373

(1)
Refer to the Consolidated Schedules of Investments for further details.

(2)
Included in cash and cash equivalents and restricted cash, cash equivalents and foreign currencies on the Consolidated Statements of Financial Condition.

(3)
Certain investments that are measured at fair value using the NAV have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Financial Condition.

(4)
Represents the Company’s investment in LLC equity interests in SLF. The fair value of this investment has been determined using the NAV of the Company’s ownership interest in members’ capital.

The net change in unrealized appreciation (depreciation) for the three and six months ended March 31, 2019, reported within the net change in unrealized appreciation (depreciation) on investments in the Company’s Consolidated Statements of Operations attributable to the Company’s Level 3 assets held as of March 31, 2019 was $806 and $2,308, respectively. The net change in unrealized appreciation (depreciation) for the three and six months ended March 31, 2018, reported within the net change in unrealized appreciation (depreciation) on investments in the Company’s Consolidated Statements of Operations attributable to the Company’s Level 3 assets held as of March 31, 2018 was $6,025 and $7,265, respectively.
The following table presents the changes in investments measured at fair value using Level 3 inputs for the six months ended March 31, 2019 and 2018:
	For the six months ended March 31, 2019
	Debt Investments	Equity Investments	Total Investments
Fair value, beginning of period	$1,671,051	$40,706	$1,711,757
Net change in unrealized appreciation (depreciation) on investments	(4,384)	3,306	(1,078)
Realized gain (loss) on investments	(2,647)	(1,153)	(3,800)
Funding of (proceeds from) revolving loans, net	4,051	—	4,051
Fundings of investments	303,880	5,305	309,185
PIK interest	851	—	851
Proceeds from principal payments and sales of portfolio investments	(138,501)	(3,124)	(141,625)
Accretion of discounts and amortization of premiums	3,930	—	3,930
Fair value, end of period	$1,838,231	$45,040	$1,883,271

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

	For the six months ended March 31, 2018
	Debt Investments	Equity Investments	Total Investments
Fair value, beginning of period	$1,538,606	$51,394	$1,590,000
Net change in unrealized appreciation (depreciation) on investments	5,166	2,215	7,381
Realized gain (loss) on investments	(4,417)	4,280	(137)
Funding of (proceeds from) revolving loans, net	(1,923)	—	(1,923)
Fundings of investments	264,857	2,633	267,490
PIK interest	512	—	512
Proceeds from principal payments and sales of portfolio investments	(196,841)	(6,736)	(203,577)
Accretion of discounts and amortization of premiums	5,070	—	5,070
Fair value, end of period	$1,611,030	$53,786	$1,664,816
The following tables present quantitative information about the significant unobservable inputs of the Company’s Level 3 investments as of March 31, 2019 and September 30, 2018.
Quantitative information about Level 3 Fair Value Measurements
	Fair value as of March 31, 2019	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Assets:
Senior secured loans(1)(2)	$238,754	Market rate approach	Market interest rate	4.3% – 9.3% (7.4%)
		Market comparable companies	EBITDA multiples	6.0x – 22.7x (11.5x)
	8,934	Market comparable	Broker/dealer bids or quotes	N/A
One stop loans(1)(3)(4)	$1,574,152	Market rate approach	Market interest rate	5.5% – 13.9% (8.8%)
		Market comparable companies	EBITDA multiples	4.5x – 35.0x (13.8x)
			Revenue multiples	1.5x – 9.2x (5.2x)
	2,938	Market comparable	Broker/dealer bids or quotes	N/A
Subordinated debt and second lien loans(1)(5)	$10,043	Market rate approach	Market interest rate	6.0% – 19.5% (10.5%)
		Market comparable companies	EBITDA multiples	8.5x – 13.0x (8.5x)
			Revenue multiples	3.0x – 3.2x (3.1x)
Equity(6)(7)	$45,040	Market comparable companies	EBITDA multiples	4.5x – 30.5x (12.7x)
			Revenue multiples	1.5x – 6.0x (3.6x)

(1)
The fair value of this asset class was determined using the market rate and market comparable approaches, as applicable, as the investments in this asset class were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value as of March 31, 2019 was determined using the market rate and market comparable approaches, as applicable.

(2)
Excludes $780 of non-accrual loans at fair value, which the Company valued using the market comparable companies approach.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

(3)
Excludes $2,630 of non-accrual loans at fair value, which the Company valued using the market comparable companies approach.

(4)
The Company valued $1,401,374 and $172,778 of one stop loans using EBITDA and revenue multiples, respectively. All one stop loans were also valued using the market rate approach.

(5)
The Company valued $9,593 and $450 of subordinated debt and second lien loans using EBITDA and revenue multiples, respectively. All subordinated debt and second lien loans were also valued using the market rate approach.

(6)
Excludes $71,742 of LLC equity interests in SLF at fair value, which the Company valued using the NAV.

(7)
The Company valued $40,086 and $4,954 of equity investments using EBITDA and revenue multiples, respectively.

Quantitative information about Level 3 Fair Value Measurements
	Fair value as of September 30, 2018	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Assets:
Senior secured loans(1)(2)	$225,960	Market rate approach	Market interest rate	4.3% – 9.9% (7.2%)
		Market comparable companies	EBITDA multiples	5.0x – 15.0x (11.1x)
	3,926	Market comparable	Broker/dealer bids or quotes	N/A
One stop loans(1)(3)(4)	$1,422,601	Market rate approach	Market interest rate	2.0% – 13.8% (8.8%)
		Market comparable companies	EBITDA multiples	4.5x – 35.0x (13.6x)
			Revenue multiples	1.3x – 10.2x (4.1x)
	3,253	Market comparable	Broker/dealer bids or quotes	N/A
Subordinated debt and second lien loans(1)(5)	$9,686	Market rate approach	Market interest rate	8.0% – 19.5% (10.4%)
		Market comparable companies	EBITDA multiples	10.5x – 11.0x (10.5x)
			Revenue multiples	5.1x
Equity(6)(7)	$40,706	Market comparable companies	EBITDA multiples	4.5x – 28.5x (12.2x)
			Revenue multiples	1.3x – 10.2x (4.0x)

(1)
The fair value of this asset class was determined using the market rate and market comparable approaches, as applicable, as the investments in this asset class were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value as of September 30, 2018 was determined using the market rate and market comparable approaches, as applicable.

(2)
Excludes $1,283 of non-accrual loans at fair value, which the Company valued using the market comparable companies approach.

(3)
Excludes $4,342 of non-accrual loans at fair value, which the Company valued using the market comparable companies approach.

(4)
The Company valued $1,253,179 and $169,422 of one stop loans using EBITDA and revenue multiples, respectively. All one stop loans were also valued using the market rate approach.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

(5)
The Company valued $9,502 and $184 of subordinated debt and second lien loans using EBITDA and revenue multiples, respectively. All subordinated debt and second lien loans were also valued using the market rate approach.

(6)
Excludes $71,084 of LLC equity interests in SLF at fair value, which the Company valued using the NAV.

(7)
The Company valued $36,714 and $3,992 of equity investments using EBITDA and revenue multiples, respectively.

The above tables are not intended to be all-inclusive but rather to provide information on significant unobservable inputs and valuation techniques used by the Company.
The significant unobservable inputs used in the fair value measurement of the Company’s debt and equity investments are EBITDA multiples, revenue multiples and market interest rates. The Company uses EBITDA multiples and, to a lesser extent, revenue multiples on its debt and equity investments to determine any credit gains or losses. Increases or decreases in either of these inputs in isolation would have resulted in a significantly lower or higher fair value measurement. The Company uses market interest rates for loans to determine if the effective yield on a loan is commensurate with the market yields for that type of loan. If a loan’s effective yield was significantly less than the market yield for a similar loan with a similar credit profile, then the resulting fair value of the loan may have been lower.
Other Financial Assets and Liabilities
ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. As a result, with the exception of the line item titled “debt” which is reported at cost, all assets and liabilities approximate fair value on the Consolidated Statements of Financial Condition due to their short maturity. Fair value of the Company’s debt is estimated using Level 3 inputs by discounting remaining payments using comparable market rates or market quotes for similar instruments at the measurement date, if available.
The following are the carrying values and fair values of the Company’s debt as of March 31, 2019 and September 30, 2018. Fair value is estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if available.
	As of March 31, 2019		As of September 30, 2018
	Carrying Value	Fair Value	Carrying Value	Fair Value
Debt	$1,051,173	$1,042,594	$845,683	$837,578
Note 6. Borrowings
In accordance with the 1940 Act, with certain limited exceptions, prior to February 6, 2019 the Company was allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, was at least 200% after such borrowing. The Small Business Credit Availability Act (“SBCAA”), which was signed into law on March 23, 2018, among other things, amended Section 61(a) of the 1940 Act to add a new Section 61(a)(2) that reduces the asset coverage requirement applicable to business development companies from 200% to 150% so long as the business development company meets certain disclosure requirements and obtains certain approvals. On February 5, 2019, the Company’s stockholders voted to approve the asset coverage requirement decrease to 150% from 200% in accordance with Section 61(a)(2) of the 1940 Act. Effective February 6, 2019, the reduced asset coverage requirement permits the Company to have a ratio of total consolidated assets to outstanding indebtedness of 2:1 as compared to a maximum of 1:1 under the 200% asset coverage requirement. The Company currently intends to target a GAAP debt-to-equity ratio of about 1.0x. On September 13, 2011, the Company received exemptive relief from the SEC allowing it to modify the asset coverage requirement to exclude the SBA debentures from the asset coverage calculation.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

As such, the Company’s ratio of total consolidated assets to outstanding indebtedness may be less than the applicable asset coverage requirement under the 1940 Act. This provides the Company with increased investment flexibility but also increases its risks related to leverage. As of March 31, 2019, the Company’s asset coverage for borrowed amounts was 224.96% (excluding the SBA debentures).
Debt Securitizations:   On July 16, 2010, the Company completed a $300,000 term debt securitization, which was subsequently increased to $350,000 (as amended, “2010 Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations (“CLOs”) and are a form of secured financing incurred by the Company, which is consolidated by the Company and subject to the Company’s overall asset coverage requirements. The notes (“2010 Notes”) offered in the 2010 Debt Securitization were issued by the 2010 Issuer, a subsidiary of Holdings. Through October 19, 2016, the 2010 Debt Securitization consisted of  $203,000 of Aaa/AAA Class A 2010 Notes that bore interest at a rate of three-month LIBOR plus 1.74%, $12,000 of Class B 2010 Notes that bore interest at a rate of three-month LIBOR plus 2.40% and $135,000 of Subordinated 2010 Notes that do not bear interest. On October 20, 2016, the Company and the 2010 Issuer further amended the 2010 Debt Securitization to, among other things, (a) refinance the issued Class A 2010 Notes by redeeming in full the Class A 2010 Notes and issuing new Class A-Refi 2010 Notes in an aggregate principal amount of  $205,000 that bore interest at a rate of three-month LIBOR plus 1.90%, (b) refinance the Class B 2010 Notes by redeeming in full the Class B 2010 Notes and issuing new Class B-Refi 2010 Notes in an aggregate principal amount of  $10,000 that bore interest at a rate of three-month LIBOR plus 2.40%, and (c) extend the reinvestment period applicable to the 2010 Issuer to July 20, 2018. Following the refinancing, Holdings retained the Class B-Refi 2010 Notes. Through July 20, 2018, all principal collections received on the underlying collateral could have been used by the 2010 Issuer to purchase new collateral under the direction of the Investment Adviser in its capacity as collateral manager of the 2010 Issuer and in accordance with the Company’s investment strategy, allowing the Company to maintain the leverage in the 2010 Debt Securitization. The 2010 Notes were scheduled to mature on July 20, 2023.
On July 20, 2018, in connection with a new revolving credit facility, the 2010 Issuer redeemed the outstanding 2010 Notes pursuant to the terms of the indenture governing such 2010 Notes. Following such redemption, the agreements governing the 2010 Debt Securitization were terminated.
The interest charged under the 2010 Debt Securitization was based on three-month LIBOR. For the three and six months ended March 31, 2019 and 2018, the components of interest expense, cash paid for interest, average interest rates and average outstanding balances for the 2010 Debt Securitization were as follows:
	For the three months ended March 31,		For the six months ended March 31,
	2019	2018	2019	2018
Stated interest expense	$—	$1,822	$—	$3,525
Amortization of debt issuance costs	—	75	—	137
Total interest and other debt financing expenses	$—	$1,897	$—	$3,662
Cash paid for interest expense	$—	$1,747	$—	$3,427
Annualized average stated interest rate	N/A	3.6%	N/A	3.4%
Average outstanding balance	$—	$205,000	$—	$205,000
On June 5, 2014, the Company completed a $402,569 term debt securitization (“2014 Debt Securitization”). The notes (“2014 Notes”) offered in the 2014 Debt Securitization were issued by the 2014 Issuer and are secured by a diversified portfolio of senior secured and second lien loans held by the 2014 Issuer. The 2014 Debt Securitization initially consisted of  $191,000 of Aaa/AAA Class A-1 2014 Notes, $20,000 of Aaa/AAA Class A-2 2014 Notes and $35,000 of Aa2/AA Class B 2014 Notes. In partial consideration for the loans transferred to the 2014 Issuer as part of the 2014 Debt Securitization, the

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Company received and retained $37,500 of Class C 2014 Notes and $119,069 of LLC equity interests in the 2014 Issuer. On March 23, 2018, the Company and the 2014 Issuer amended the 2014 Debt Securitization to, among other things, (a) refinance the issued Class A-1 2014 Notes by redeeming in full the $191,000 of Class A-1 2014 Notes and issuing new Class A-1-R 2014 Notes in an aggregate principal amount of $191,000 that bear interest at a rate of three-month LIBOR plus 0.95%, which is a decrease from the rate of three-month LIBOR plus 1.75% of the previously outstanding Class A-1 2014 Notes, (b) refinance the Class A-2 2014 Notes by redeeming in full the $20,000 of Class A-2 2014 Notes and issuing new Class A-2-R 2014 Notes in an aggregate principal amount of  $20,000 that bear interest at a rate of three-month LIBOR plus 0.95%, which is a decrease from the rate of three-month LIBOR plus 1.95% of the previously outstanding Class A-2 2014 Notes, (c) refinance the Class B 2014 Notes by redeeming in full the $35,000 of Class B 2014 Notes and issuing new Class B-R 2014 Notes in an aggregate principal amount of  $35,000 that bear interest at a rate of three-month LIBOR plus 1.40%, which is a decrease from the rate of three-month LIBOR plus 2.50% of the previously outstanding Class B 2014 Notes, (d) refinance the Class C 2014 Notes by redeeming in full the $37,500 of Class C 2014 Notes and issuing new Class C-R 2014 Notes in an aggregate principal amount of  $37,500 that bear interest at a rate of three-month LIBOR plus 1.55%, which is a decrease from the rate of three-month LIBOR plus 3.50% of the previously outstanding Class C 2014 Notes. The Class C-R 2014 Notes were retained by the Company, and the Company remains the sole owner of the equity of the 2014 Issuer. The Class A-1-R, Class A-2-R and Class B-R 2014 Notes are included in the March 31, 2019 and September 30, 2018 Consolidated Statement of Financial Condition as debt of the Company and the Class C-R 2014 Notes and LLC equity interests were eliminated in consolidation.
Through April 28, 2018, all principal collections received on the underlying collateral could have been used by the 2014 Issuer to purchase new collateral under the direction of the Investment Adviser in its capacity as collateral manager of the 2014 Issuer and in accordance with the Company’s investment strategy, allowing the Company to maintain the initial leverage in the 2014 Debt Securitization. For the three and six months ended March 31, 2019, the Company had repayments on the 2014 Notes of  $9,561 and $18,040, respectively. For the three and six months ended March 31, 2018, the Company had repayments on the 2014 Notes of  $0 and $0, respectively. The 2014 Notes are scheduled to mature on April 25, 2026.
As of March 31, 2019 and September 30, 2018, there were 76 and 83 portfolio companies with a total fair value of  $321,539 and $346,130, respectively, securing the 2014 Notes. The pool of loans in the 2014 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.
The interest charged under the 2014 Debt Securitization is based on three-month LIBOR. The three-month LIBOR in effect as of March 31, 2019 based on the last interest rate reset was 2.8%. For the three and six months ended March 31, 2019 and 2018, the components of interest expense, cash paid for interest, average interest rates and average outstanding balances for the 2014 Debt Securitization were as follows:
	For the three months ended March 31,		For the six months ended March 31,
	2019	2018	2019	2018
Stated interest expense	$1,697	$2,143	$3,398	$4,171
Amortization of debt issuance costs	—	178	110	339
Total interest and other debt financing expenses	$1,697	$2,321	$3,508	$4,510
Cash paid for interest expense	$1,702	$3,446	$3,400	$5,450
Annualized average stated interest rate	3.8%	3.5%	3.7%	3.4%
Average outstanding balance	$181,992	$246,000	$186,655	$246,000

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

As of March 31, 2019, the classes, amounts, ratings and interest rates (expressed as a spread to three-month LIBOR) of the Class A-1-R, A-2-R and B-R 2014 Notes are as follows:
Description	Class A-1-R 2014 Notes	Class A-2-R 2014 Notes	Class B-R 2014 Notes
Type	Senior Secured Floating Rate	Senior Secured Floating Rate	Senior Secured Floating Rate
Amount Outstanding	$130,752	$13,691	$35,000
Moody’s Rating	“Aaa”	“Aaa”	“Aa1”
S&P Rating	“AAA”	“AAA”	“AA+”
Interest Rate	LIBOR + 0.95%	LIBOR + 0.95%	LIBOR + 1.40%
On November 16, 2018, the Company completed a $602.4 million term debt securitization (the “2018 Debt Securitization”). The notes offered in the 2018 Debt Securitization (the “2018 Notes”) were issued by the 2018 Issuer, a subsidiary of 2018 CLO Depositor, and are backed by a diversified portfolio of senior secured and second lien loans. The transaction was executed through a private placement of approximately $327.0 million of AAA/AAA Class A 2018 Notes, which bear interest at the three-month LIBOR plus 1.48%; $61.2 million of AA Class B 2018 Notes, which bear interest at the three-month LIBOR plus 2.10%; $20.0 million of A Class C-1 2018 Notes, which bear interest at the three-month LIBOR plus 2.80%; $38.8 million of A Class C-2 2018 Notes, which bear interest at the three-month LIBOR plus 2.65%; $42.0 million of BBB- Class D 2018 Notes, which bear interest at the three-month LIBOR plus 2.95%; and $113.4 million of Subordinated 2018 Notes which do not bear interest. The Company indirectly retained all of the Class C-2, Class D and Subordinated 2018 Notes. Through January 20, 2023, all principal collections received on the underlying collateral may be used by the 2018 Issuer to purchase new collateral under the direction of the Investment Adviser, in its capacity as collateral manager of the 2018 Issuer and in accordance with the Company’s investment strategy, allowing the Company to maintain the initial leverage in the 2018 Debt Securitization. The 2018 Notes are scheduled to mature on January 20, 2031. The Class A, Class B and Class C-1 2018 Notes are included in the March 31, 2019 Consolidated Statements of Financial Condition as debt of the Company. As of March 31, 2019 the Class C-2, Class D and Subordinated 2018 Notes were eliminated in consolidation.
As of March 31, 2019, there were 96 portfolio companies with a total fair value of  $590,971 securing the 2018 Notes. The pool of loans in the 2018 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.
The interest charged under the 2018 Debt Securitization is based on three-month LIBOR. The three-month LIBOR in effect as of March 31, 2019 based on the last interest rate reset was 2.8%. For the three and six months ended March 31, 2019 and 2018, the components of interest expense, cash paid for interest, average interest rates and average outstanding balances for the 2018 Debt Securitization were as follows:
	For the three months ended March 31,		For the six months ended March 31,
	2019	2018	2019	2018
Stated interest expense	$4,353	$—	$6,578	$—
Amortization of debt issuance costs	104	—	157	—
Total interest and other debt financing expenses	$4,457	$—	$6,735	$—
Cash paid for interest expense	$—	$—	$—	$—
Annualized average stated interest rate	4.3%	N/A	4.3%	N/A
Average outstanding balance	$408,200	$—	$305,028	$—

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

As of March 31, 2019, the classes, amounts, ratings and interest rates (expressed as a spread to three-month LIBOR) of the Class A, B and C-1 2018 Notes are as follows:
Description	Class A 2018 Notes	Class B 2018 Notes	Class C-1 2018 Notes
Type	Senior Secured Floating Rate	Senior Secured Floating Rate	Senior Secured Floating Rate
Amount Outstanding	$327,000	$61,200	$20,000
Fitch Rating	“AAA”	“NR”	“NR”
S&P Rating	“AAA”	“AA”	“A”
Interest Rate	LIBOR + 1.48%	LIBOR + 2.10%	LIBOR + 2.80%
The Investment Adviser served as collateral manager to the 2010 Issuer and serves as collateral manager to the 2014 Issuer and 2018 Issuer under separate collateral management agreements and receives a fee for providing these services. The total fees payable by the Company under its Investment Advisory Agreement are reduced by an amount equal to the total aggregate fees paid to the Investment Adviser by the 2010 Issuer, the 2014 Issuer and the 2018 Issuer for rendering such collateral management services.
As part of each of the 2010 Debt Securitization, the 2014 Debt Securitization and the 2018 Debt Securitization, GBDC entered into master loan sale agreements under which GBDC agreed to directly or indirectly sell or contribute certain senior secured and second lien loans (or participation interests therein) to the 2010 Issuer, the 2014 Issuer and the 2018 Issuer, as applicable, and to purchase or otherwise acquire the Subordinated 2010 Notes, the LLC equity interests in the 2014 Issuer and the Subordinated 2018 Notes, as applicable. As of March 31, 2019, the 2014 Notes and the 2018 Notes (other than the Subordinated 2018 Notes) were the secured obligations of the 2014 Issuer and 2018 Issuer, respectively, and indentures governing each of the 2014 Notes and the 2018 Notes include customary covenants and events of default.
SBA Debentures:   On August 24, 2010, SBIC IV received approval for a license from the SBA to operate as an SBIC. On December 5, 2012, SBIC V received a license from the SBA to operate as an SBIC. On January 10, 2017, SBIC VI received a license from the SBA to operate as an SBIC. SBICs are subject to a variety of regulations and oversight by the SBA concerning the size and nature of the companies in which they may invest as well as the structures of those investments.
The licenses allow the SBICs to obtain leverage by issuing SBA-guaranteed debentures, subject to issuance of a capital commitment by the SBA and customary procedures. These debentures are non-recourse to GBDC, have interest payable semiannually and a ten-year maturity. The interest rate is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with ten-year maturities.
Under present SBIC regulations, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $350,000 and the maximum amount that a single SBIC licensee may issue is $175,000. As of March 31, 2019, SBIC IV, SBIC V and SBIC VI had $115,000, $150,000 and $22,000, respectively, of outstanding SBA-guaranteed debentures that mature between September 2021 and March 2029. As of September 30, 2018, SBIC IV, SBIC V and SBIC VI had $115,000, $150,000 and $12,500, respectively, of outstanding SBA-guaranteed debentures that mature between September 2021 and March 2028. The reinvestment period for SBIC IV expired on September 30, 2018. The original amount of debentures committed to SBIC IV by the SBA was $150,000. In March 2018 and September 2017, SBIC IV repaid $10,000 and $25,000, respectively, of the aggregate principal amount of the SBA-guaranteed debentures outstanding at the time and $10,000 and $25,000, respectively, of debenture commitments were terminated. As of March 31, 2019, SBIC V and SBIC VI had $25,000 and $28,000 of undrawn debenture commitments, respectively, of which $12,500 and $0, respectively, is available to be drawn, subject to SBA regulatory requirements. As of September 30, 2018, SBIC V and SBIC VI had $0 and $37,500 of undrawn debenture commitments, respectively, of which $0 and $9,500, respectively is available to be drawn, subject to SBA regulatory requirements.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The interest rate on the outstanding debentures as of March 31, 2019 is fixed at an average annualized interest rate of 3.4%. For the three and six months ended March 31, 2019 and 2018, the components of interest expense, cash paid for interest, annualized average interest rates and average outstanding balances for the SBA debentures were as follows:
	For the three months ended March 31,		For the six months ended March 31,
	2019	2018	2019	2018
Stated interest expense	$2,384	$2,263	$4,747	$4,539
Amortization of debt issuance costs	214	270	432	549
Total interest and other debt financing expenses	$2,598	$2,533	$5,179	$5,088
Cash paid for interest expense	$4,711	$4,512	$4,711	$4,512
Annualized average stated interest rate	3.4%	3.4%	3.4%	3.4%
Average outstanding balance	$286,156	$273,916	$281,780	$270,420
Revolving Credit Facilities:   On July 21, 2011, Funding entered into a senior secured revolving credit facility (as amended, the “Credit Facility”) with Wells Fargo Bank, N.A., as administrative agent and lender. On February 4, 2019, the Credit Facility was repaid in full and subsequently terminated. Prior to termination, the Credit Facility allowed Funding to borrow up to $170,000 at any one time outstanding, subject to leverage and borrowing base restrictions.
Through a series of amendments, most recently on September 21, 2018, the Company and Funding amended the Credit Facility to, among other things, extend the expiration of the reinvestment period to September 20, 2019, extend the stated maturity date to September 21, 2023, and permit borrowings in foreign currencies. On December 14, 2017, the Company and Funding amended the Credit Facility to, among other things, decrease the size of the Credit Facility from $225,000 to $170,000 and decrease the interest the Credit Facility bears from one-month LIBOR plus 2.25% to one-month LIBOR plus 2.15%. In addition to the stated interest rate on the Credit Facility, the Company was required to pay a non-usage fee at a rate between 0.50% and 1.75% per annum depending on the size of the unused portion of the Credit Facility. The Credit Facility was collateralized by all of the assets held by Funding, and GBDC had pledged its interests in Funding as collateral to Wells Fargo Bank, N.A., as the collateral agent, under an ancillary agreement to secure the obligations of GBDC as the transferor and servicer under the Credit Facility. Both GBDC and Funding made customary representations and warranties and were required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the Credit Facility was subject to the 200% asset coverage requirements contained in the 1940 Act.
The Company transferred certain loans and debt securities it originated or acquired from time to time to Funding through a purchase and sale agreement and caused Funding to originate or acquire loans, consistent with the Company’s investment objectives.
As of March 31, 2019 and September 30, 2018, the Company had outstanding debt under the Credit Facility of  $0 and $136,000, respectively. For the three and six months ended March 31, 2019, the Company had borrowings on the Credit Facility of  $47,700 and $274,522, respectively, and repayments on the Credit Facility of  $144,954 and $410,547, respectively. For the three and six months ended March 31, 2018, the Company had borrowings on the Credit Facility of  $144,750 and $243,350, respectively, and repayments on the Credit Facility of  $148,350 and $199,750, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

For the three and six months ended March 31, 2019 and 2018, the components of interest expense, cash paid for interest and facility fees, annualized average interest rates and average outstanding balances for the Credit Facility were as follows:
	For the three months ended March 31,		For the six months ended March 31,
	2019	2018	2019	2018
Stated interest expense	$479	$946	$1,455	$1,513
Facility fees	4	91	189	437
Amortization of debt issuance costs	58	118	156	410
Total interest and other debt financing expenses	$541	$1,155	$1,800	$2,360
Cash paid for interest expense and facility fees	$784	$1,031	$2,033	$1,934
Annualized average stated interest rate	4.7%	3.8%	4.5%	3.5%
Average outstanding balance	$41,702	$100,843	$64,194	$87,128
On July 20, 2018, the 2010 Issuer entered into a credit facility (as amended, the “MS Credit Facility”) with Morgan Stanley Bank, N.A., as lender, Morgan Stanley Senior Secured Funding, Inc., as administrative agent, and U.S. Bank National Association, as collateral agent for the administrative agent and the lenders. On November 1, 2018, the 2010 Issuer amended the MS Credit Facility to, among other things, increase the size of the MS Credit Facility from $300,000 to $450,000. The other material terms of the MS Credit Facility were unchanged. On November 16, 2018, a portion of the proceeds from the private placement of the 2018 Notes, net of expenses, was used to repay all amounts outstanding under the MS Credit Facility, following which the agreements governing the MS Credit Facility were terminated.
The period from the closing date until January 18, 2019 was referred to as the revolving period and during such revolving period, the 2010 Issuer could request drawdowns under the MS Credit Facility. The MS Credit Facility bore interest at a rate equal to one-month LIBOR plus 1.90% during the revolving period and was scheduled to mature on March 20, 2019.
The MS Credit Facility was secured by all of the assets held by the 2010 Issuer. Pursuant to a collateral management agreement, the Investment Adviser had agreed to perform certain duties with respect to the purchase and management of the assets securing the MS Credit Facility. The Investment Adviser was not paid a fee for such services under the collateral management agreement, but was reimbursed for expenses incurred in the performance of such obligations other than any ordinary overhead expenses, which shall not be reimbursed. The 2010 Issuer made customary representations and warranties and was required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the MS Credit Facility was subject to the leverage restrictions contained in 1940 Act.
As of March 31, 2019 and September 30, 2018, the Company had outstanding debt under the MS Credit Facility of  $0 and $234,700, respectively. For the three and six months ended March 31, 2019, the Company had borrowings on the MS Credit Facility of  $0 and $147,100, respectively, and repayments on the MS Credit Facility of  $0 and $381,800, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

For the three and six months ended March 31, 2019 and 2018, the components of interest expense, cash paid for interest and facility fees, average interest rates and average outstanding balances for the MS Credit Facility were as follows:
	For the three months ended March 31,		For the six months ended March 31,
	2019	2018	2019	2018
Stated interest expense	$—	$—	$1,453	$—
Amortization of debt issuance costs	—	—	190	—
Total interest and other debt financing expenses	$—	$—	$1,643	$—
Cash paid for interest expense and facility fees	$—	$—	$3,174	$—
Annualized average stated interest rate	N/A	N/A	4.2%	N/A
Average outstanding balance	$—	$—	$68,576	$—
On February 1, 2019, Funding II entered into a credit facility (the “MS Credit Facility II”) with Morgan Stanley Senior Funding, Inc., as the administrative agent, each of the lenders from time to time party thereto, each of the securitization subsidiaries from time to time party thereto, and Wells Fargo Bank, N.A., as collateral agent, account bank and collateral custodian. As of March 31, 2019, the MS Credit Facility II allows Funding II to borrow up to $200,000 at any one time outstanding, subject to leverage and borrowing base restrictions.
The period from February 1, 2019 until February 1, 2021 is referred to as the revolving period and during such revolving period, Funding II may request drawdowns under the MS Credit Facility II. During the revolving period, borrowings under the MS Credit Facility II bear interest at the applicable base rate plus 2.05%. Following expiration of the revolving period, the interest rate on borrowings under the MS Credit Facility II will reset to the applicable base rate plus 2.55% for the remaining term of the MS Credit Facility II. The revolving period will continue through February 1, 2021 unless there is an earlier termination or event of default. The base rate under the MS Credit Facility II is (i) the one-month LIBOR with respect to any advances denominated in U.S. dollars or U.K. pound sterling, (ii) the one-month EURIBOR with respect to any advances denominated in euros, and (iii) the one-month Canadian Dollar Offered Rate with respect to any advances denominated in Canadian dollars. The scheduled maturity date of the MS Credit Facility II is February 1, 2024.
The MS Credit Facility II is secured by all of the assets held by Funding II. Both the Company and Funding II have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. The borrowings under the MS Credit Facility II will be subject to the leverage restrictions contained in the 1940 Act.
As of March 31, 2019 and September 30, 2018, the Company had outstanding debt under the MS Credit Facility II of  $176,530 and $0, respectively. For the three and six months ended March 31, 2019, the Company had borrowings on the MS Credit Facility II of  $231,263 and $231,263, respectively, and repayments on the MS Credit Facility II of  $54,650 and $54,650, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

For the three and six months ended March 31, 2019 and 2018, the components of interest expense, cash paid for interest and facility fees, average interest rates and average outstanding balances for the MS Credit Facility II were as follows:
	For the three months ended March 31,		For the six months ended March 31,
	2019	2018	2019	2018
Stated interest expense	$1,188	$—	$1,188	$—
Facility fees	26	—	26	—
Amortization of debt issuance costs	91	—	91	—
Total interest and other debt financing expenses	$1,305	$—	$1,305	$—
Cash paid for interest expense and facility fees	$—	$—	$—	$—
Annualized average stated interest rate	4.5%	N/A	4.5%	N/A
Average outstanding balance	$107,022	$—	$52,923	$—
Revolver:   On June 22, 2016, the Company entered into the Adviser Revolver with the Investment Adviser, with a maximum credit limit of  $20,000 and expiration date of June 22, 2019. The Adviser Revolver bears an interest rate equal to the short-term Applicable Federal Rate, which was 2.5% as of March 31, 2019. As of March 31, 2019 and September 30, 2018, the Company had no outstanding debt under the Adviser Revolver. For the three and six months ended March 31, 2019 and 2018, the Company had no borrowings and repayments, did not incur any interest expense and no cash was paid for interest on the Adviser Revolver.
Other Short-Term Borrowings:   Borrowings with original maturities of less than one year are classified as short-term. The Company’s short-term borrowings are the result of investments that were sold under repurchase agreements. Investments sold under repurchase agreements are accounted for as collateralized borrowings as the sale of the investment does not qualify for sale accounting under ASC Topic 860 and remains as an investment on the Consolidated Statements of Financial Condition.
As of March 31, 2019 and September 30, 2018, the Company had no short-term borrowings outstanding. For the three and six months ended March 31, 2019, the annualized effective interest rate on short-term borrowings was 4.7% and 4.9%, respectively, and interest expense was $38 and $250, respectively. For the three and six months ended March 31, 2018, the annualized effective interest rate on short-term borrowings was 0.0% and 0.0%, respectively, and interest expense was $0 and $0, respectively. The net change in unrealized appreciation (depreciation) for the three and six months ended March 31, 2019, reported within the net change in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies was ($32) and $0, respectively. The net change in unrealized appreciation (depreciation) for the three and six months ended March 31, 2018, reported within the net change in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies was $0 and $0, respectively.
For the three and six months ended March 31, 2019, the average total debt outstanding (including the debt under the 2010 Debt Securitization, the 2014 Debt Securitization, the 2018 Debt Securitization, SBA debentures, Credit Facility, MS Credit Facility, MS Credit Facility II, Adviser Revolver, and Other Short-Term Borrowings) was $1,028,373 and $969,424, respectively. For the three and six months ended March 31, 2018, the average total debt outstanding (including the debt under the 2010 Debt Securitization, the 2014 Debt Securitization, SBA debentures, Credit Facility, and Adviser Revolver) was $825,759 and $808,548, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

For the three and six months ended March 31, 2019, the effective annualized average interest rate, which includes amortization of debt financing costs and non-usage facility fees, on the Company’s total debt was 4.0% and 3.9%, respectively. For the three and six months ended March 31, 2018, the effective annualized average interest rate, which includes amortization of debt financing costs and non-usage facility fees, on the Company’s total debt was 3.9% and 3.9%, respectively.
A summary of the Company’s maturity requirements for borrowings as of March 31, 2019 is as follows:
	Payments Due by Period
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
2014 Debt Securitization	$179,443	$—	$—	$—	$179,443
2018 Debt Securitization	408,200	—	—	—	408,200
SBA debentures	287,000	—	80,000	87,350	119,650
MS Credit Facility II	176,530	—	—	176,530	—
Total borrowings	$1,051,173	$—	$80,000	$263,880	$707,293
Note 7. Commitments and Contingencies
Commitments:   The Company had outstanding commitments to fund investments totaling $49,390 and $57,650 under various undrawn revolvers and other credit facilities as of March 31, 2019 and September 30, 2018, respectively. As described in Note 4, the Company had commitments of up to $100,117 and $99,593 to SLF as of March 31, 2019 and September 30, 2018, respectively, that may be contributed primarily for the purpose of funding new investments approved by the SLF investment committee.
Indemnifications:   In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as these involve future claims that may be made against the Company but that have not occurred. The Company expects the risk of any future obligations under these indemnifications to be remote.
Off-balance sheet risk:   Off-balance sheet risk refers to an unrecorded potential liability that may result in a future obligation or loss, even though it does not appear on the Consolidated Statements of Financial Condition. The Company has entered and, in the future, may again enter into derivative instruments that contain elements of off-balance sheet market and credit risk. There were no commitments outstanding for derivative contracts as of March 31, 2019 and September 30, 2018. Derivative instruments can be affected by market conditions, such as interest rate volatility, which could impact the fair value of the derivative instruments. If market conditions move against the Company, it may not achieve the anticipated benefits of the derivative instruments and may realize a loss. The Company minimizes market risk through monitoring its investments and borrowings.
Concentration of credit and counterparty risk:   Credit risk arises primarily from the potential inability of counterparties to perform in accordance with the terms of the contract. The Company has engaged and, in the future, may engage again in derivative transactions with counterparties. In the event that the counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparties or issuers of the instruments. The Company’s maximum loss that it could incur related to counterparty risk on its derivative instruments is the value of the collateral for that respective derivative instrument. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Legal proceedings:   In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company does not believe any disposition will have a material adverse effect on the Company’s consolidated financial statements.
Note 8. Financial Highlights
The financial highlights for the Company are as follows:
	Six months ended March 31,
Per share data:(1)	2019	2018
Net asset value at beginning of period	$16.10	$16.08
Net increase in net assets as a result of issuance of shares(2)	0.01	—
Distributions declared:
From net investment income	(0.63)	(0.67)
From capital gains	(0.13)	(0.05)
Net investment income	0.66	0.62
Net realized gain (loss) on investments and foreign currency transactions	(0.06)	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	0.00**	0.13
Net asset value at end of period	$15.95	$16.11
Per share market value at end of period	$17.88	$17.89
Total return based on market value(3)	(0.25)%	(0.93)%
Number of common shares outstanding	60,587,403	59,867,531
	Six months ended March 31,
Listed below are supplemental data and ratios to the financial highlights:	2019	2018
Ratio of net investment income to average net assets*	8.25%	7.74%
Ratio of total expenses to average net assets(4)*	8.03%	6.96%
Ratio of incentive fees to average net assets	0.52%	0.61%
Ratio of expenses (without incentive fees) to average net assets*	7.51%	6.35%
Total return based on average net asset value(5)*	7.50%	9.26%
Net assets at end of period	$966,235	$964,356
Average debt outstanding	$969,424	$808,548
Average debt outstanding per share	$16.00	$13.51
Portfolio turnover*	224.96%	24.06%
Asset coverage ratio(6)	15.23%	272.33%
Asset coverage ratio per unit(7)	$2,250	$2,723
Average market value per unit:(8)
2010 Debt Securitization	N/A	N/A
2014 Debt Securitization	N/A	N/A
2018 Debt Securitization	N/A	N/A
SBA Debentures	N/A	N/A

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Six months ended March 31,
Listed below are supplemental data and ratios to the financial highlights:	2019	2018
Credit Facility	N/A	N/A
MS Credit Facility	N/A	N/A
MS Credit Facility II	N/A	N/A
Revolver	N/A	N/A
Adviser Revolver	N/A	N/A

*
Annualized for periods of less than one year.

**
Represents an amount less than 0.01 per share.

(1)
Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.

(2)
Net increase in net assets as a result of issuance of shares related to shares issued through the DRIP.

(3)
Total return based on market value assumes distributions are reinvested in accordance with the DRIP. Total return does not include sales load.

(4)
Expenses, other than incentive fees, are annualized for a period less than one year.

(5)
Total return based on average net asset value is calculated as (a) the net increase in net assets resulting from operations divided by (b) the daily average of total net assets. Total return does not include sales load.

(6)
Effective February 6, 2019, in accordance with Section 61(a)(2) of the 1940 Act, with certain limited exceptions, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 ACT, is at least 150% after such borrowing (excluding the Company’s SBA debentures pursuant to exemptive relief received by the Company from the SEC). Prior to February 6, 2019, in accordance with the 1940 Act, with certain limited exceptions, the Company was allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, was at least 200% after such borrowing (excluding the Company’s SBA debentures pursuant to exemptive relief received by the Company from the SEC).

(7)
Asset coverage ratio per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage ratio per unit is expressed in terms of dollar amounts per $1,000 of indebtedness. These amounts exclude the SBA debentures pursuant to exemptive relief the Company received from the SEC on September 13, 2011.

(8)
Not applicable because such senior securities are not registered for public trading.

Note 9. Earnings Per Share
The following information sets forth the computation of the net increase in net assets per share resulting from operations for the three and six months ended March 31, 2019 and 2018:
	Three months ended March 31,		Six months ended March 31,
	2019	2018	2019	2018
Earnings available to stockholders	$17,788	$23,032	$36,227	$44,347
Basic and diluted weighted average shares outstanding	60,429,580	59,744,054	60,301,709	59,663,361
Basic and diluted earnings per share	$0.29	$0.39	$0.60	$0.75

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 10. Dividends and Distributions
The Company’s dividends and distributions are recorded on the ex-dividend date. The following table summarizes the Company’s dividend declarations and distributions during the six months ended March 31, 2019 and 2018:
Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
Six months ended March 31, 2019
11/27/2018	12/12/2018	12/28/2018	$0.44(1)	$22,339	256,785	$4,134
02/05/2019	03/07/2019	03/28/2019	$0.32	$16,507	165,164	$2,828
Six months ended March 31, 2018
11/17/2017	12/12/2017	12/28/2017	$0.40(2)	$20,959	163,955	$2,872
02/06/2018	03/08/2018	03/30/2018	$0.32	$16,978	126,283	$2,139

(1)
Includes a special distribution of  $0.12 per share.

(2)
Includes a special distribution of  $0.08 per share.

Note 11. Pending Merger with Golub Capital Investment Corporation
On November 27, 2018, the Company entered into the Merger Agreement with GCIC, Merger Sub, the Investment Adviser and, for certain limited purposes, the Administrator. The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into GCIC, with GCIC continuing as the surviving company and as a wholly-owned subsidiary of the Company and, immediately thereafter, GCIC will merge with and into the Company, with the Company continuing as the surviving company. The parties to the Merger Agreement intend the Merger to be treated as a “reorganization” within the meaning of Section 368(a) of the Code.
In the Merger, each share of GCIC common stock issued and outstanding immediately prior to the effective time of the Merger will be converted into 0.865 shares of the Company’s common stock (the “Exchange Ratio”) in connection with the closing of the Merger. The Exchange Ratio will only be adjusted if, between the date of the Merger Agreement and the effective time of the Merger, the respective outstanding shares of the Company’s common stock or GCIC common stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be declared with a record date within such period. No fractional shares of the Company’s common stock will be issued, and holders of GCIC common stock will receive cash in lieu of fractional shares.
Consummation of the Merger, which is currently anticipated to occur during the second half of calendar year 2019, is subject to certain closing conditions, including (1) requisite approvals of the Company’s stockholders and GCIC’s stockholders, (2) approval of the Company’s stockholders of an amendment to the Investment Advisory Agreement to be effective upon closing of the Merger, (3) the absence of certain legal impediments to the consummation of the Merger, (4) effectiveness of the registration statement for the Company’s common stock to be issued as consideration in the Merger, (5) subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement, (6) required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and (7) a requirement that, as of a determination date that is within 48 hours (excluding Sundays and holidays) prior to the closing of the Merger, both (a) the value of the consideration paid by the

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Company, measured as the product of the Exchange Ratio and the greater of the closing market price and the NAV per share of the Company’s common stock, is greater than or equal to the NAV per share of GCIC common stock and (b) the product of the Exchange Ratio and the NAV per share of the Company’s common stock is less than or equal to the NAV per share of the GCIC common stock.
The Merger Agreement also contains certain termination rights in favor of the Company and GCIC, including if the Merger is not completed on or before November 27, 2019 or if the requisite approvals of the Company’s stockholders or GCIC’s stockholders are not obtained. The Merger Agreement also provides that, upon the termination of the Merger Agreement under certain circumstances, the Company may be required to pay GCIC, or GCIC may be required to pay the Company, a termination fee of $29.0 million.
The Merger is expected to be accounted for as an asset acquisition of GCIC by the Company in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations — Related Issues. Generally, under asset acquisition accounting, acquiring assets in groups not only requires ascertaining the cost of the asset (or net assets), but also allocating that cost to the individual assets (or individual assets and liabilities) that make up the group. The cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than certain “non-qualifying” assets (for example cash) and does not give rise to goodwill. The final allocation of the purchase price will be determined after the Merger is completed and after completion of a final analysis to determine the estimated relative fair values of GCIC’s assets and liabilities.
In connection with the Merger, the Company is seeking stockholder approval to amend the Investment Advisory Agreement to revise (1) the cap on Incentive Fees paid to the Investment Adviser to be calculated on a per share, rather than aggregate, basis, and (2) the calculation of the Income Incentive Fee, the Capital Gain Incentive Fee and Incentive Fee Cap to exclude any amounts resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger, such as the premium to NAV to be paid for the shares of GCIC’s common stock in the Merger.
Note 12. Subsequent Events
In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through May 8, 2019, the date the financial statements were available to be issued. There are no subsequent events to disclose except for the following:
On May 7, 2019, the Board declared a quarterly distribution of  $0.32 per share payable on June 28, 2019 to holders of record as of June 7, 2019.

Management’s Report on Internal Control over Financial Reporting
The management of Golub Capital BDC, Inc. (“GBDC,” and collectively with its subsidiaries, the “Company,” “we,” “us,” “our” and “Golub Capital BDC”) is responsible for establishing and maintaining adequate internal control over financial reporting. Our internal control system is a process designed to provide reasonable assurance to our management and board of directors regarding the preparation and fair presentation of published financial statements.
Golub Capital BDC’s internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions recorded necessary to permit the preparation of financial statements in accordance with U.S. generally accepted accounting principles. Our policies and procedures also provide reasonable assurance that receipts and expenditures are being made only in accordance with authorizations of management and the directors of Golub Capital BDC, and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.
All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness as to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
Management assessed the effectiveness of Golub Capital BDC’s internal control over financial reporting as of September 30, 2018. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control — Integrated Framework issued in 2013. Based on the assessment, management believes that, as of September 30, 2018, our internal control over financial reporting is effective based on those criteria.
Golub Capital BDC’s independent registered public accounting firm that audited the financial statements has issued an audit report on the effectiveness of our internal control over financial reporting as of September 30, 2018. This report appears on page F-93.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Directors of Golub Capital BDC, Inc. and Subsidiaries
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial condition of Golub Capital BDC, Inc. and Subsidiaries (the Company), including the consolidated schedules of investments, as of September 30, 2018 and 2017, the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended September 30, 2018, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at September 30, 2018 and 2017, and the results of its operations, changes in its net assets, and its cash flows for each of the three years in the period ended September 30, 2018, in conformity with U.S. generally accepted accounting principles.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the Company’s internal control over financial reporting as of September 30, 2018, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework), and our report dated November 28, 2018 expressed an unqualified opinion thereon.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2018 and 2017, by correspondence with the trustees. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP

We have served as the Company’s auditor since 2015.
Chicago, Illinois
November 28, 2018

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Directors of Golub Capital BDC, Inc. and Subsidiaries
Opinion on Internal Control over Financial Reporting
We have audited Golub Capital BDC, Inc. and Subsidiaries’ internal control over financial reporting as of September 30, 2018, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework) (the COSO criteria). In our opinion, Golub Capital BDC, Inc. and Subsidiaries (the Company) maintained, in all material respects, effective internal control over financial reporting as of September 30, 2018, based on the COSO criteria.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated statements of financial condition, including the consolidated schedules of investments, of the Company as of September 30, 2018 and 2017, the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended September 30, 2018, and the related notes and our report dated November 28, 2018 expressed an unqualified opinion thereon.
Basis for Opinion
The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects.
Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.
Definition and Limitations of Internal Control Over Financial Reporting
A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
/s/ Ernst & Young LLP

Chicago, Illinois
November 28, 2018

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Financial Condition
(In thousands, except share and per share data)
	September 30, 2018	September 30, 2017
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$1,704,473	$1,586,293
Non-controlled affiliate company investments	7,284	3,707
Controlled affiliate company investments	71,084	95,015
Total investments at fair value (amortized cost of $1,780,652 and $1,671,239, respectively)	1,782,841	1,685,015
Cash and cash equivalents	5,878	3,988
Foreign currencies (cost of $159 and $0, respectively)	159	—
Restricted cash and cash equivalents	39,668	58,570
Interest receivable	6,664	6,271
Other assets	342	332
Total Assets	$1,835,552	$1,754,176
Liabilities
Debt	$845,683	$781,100
Less unamortized debt issuance costs	2,934	4,273
Debt less unamortized debt issuance costs	842,749	776,827
Interest payable	4,135	3,800
Management and incentive fees payable	17,671	13,215
Accounts payable and accrued expenses	2,069	2,312
Accrued trustee fees	74	76
Total Liabilities	866,698	796,230
Commitments and Contingencies (Note 8)
Net Assets
Preferred stock, par value $0.001 per share, 1,000,000 shares authorized, zero shares issued and outstanding as of September 30, 2018 and September 30, 2017	—	—
Common stock, par value $0.001 per share, 100,000,000 shares authorized, 60,165,454 and 59,577,293 shares issued and outstanding as of September 30, 2018 and September 30, 2017, respectively	60	60
Paid in capital in excess of par	949,547	939,307
Distributable earnings(1)	19,247	18,579
Total Net Assets	968,854	957,946
Total Liabilities and Total Net Assets	$1,835,552	$1,754,176
Number of common shares outstanding	60,165,454	59,577,293
Net asset value per common share	$16.10	$16.08

(1)
See Note 2. Significant Accounting Policies and Recent Accounting Updates.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Operations
(In thousands, except share and per share data)
	Years ended September 30,
	2018	2017	2016
Investment income
From non-controlled/non-affiliate company investments:
Interest income	$140,267	$127,674	$114,186
Dividend income	624	629	539
Fee income	2,514	1,757	1,448
Total investment income from non-controlled/non-affiliate company investments	143,405	130,060	116,173
From non-controlled affiliate company investments:
Interest income	667	1,136	660
Total investment income from non-controlled affiliate company investments	667	1,136	660
From controlled affiliate company investments:
Interest income	—	1,639	6,939
Dividend income	8,099	4,929	4,099
Total investment income from controlled affiliate company investments	8,099	6,568	11,038
Total investment income	152,171	137,764	127,871
Expenses
Interest and other debt financing expenses	33,174	31,534	27,724
Base management fee	24,214	23,815	22,020
Incentive fee	13,110	7,560	7,266
Professional fees	2,721	2,396	2,814
Administrative service fee	2,456	2,340	2,209
General and administrative expenses	475	556	525
Total expenses	76,150	68,201	62,558
Net investment income – before excise tax	76,021	69,563	65,313
Excise tax	—	17	333
Net investment income – after excise tax	76,021	69,546	64,980
Net gain (loss) on investments and foreign currency
Net realized gain (loss) on investments and foreign currency transactions:
Non-controlled/non-affiliate company investments	17,454	15,844	3,532
Non-controlled affiliate company investments	—	(6,442)	2,722
Foreign currency transactions	82	—	—
Net realized gain (loss) on investments and foreign currency transactions	17,536	9,402	6,254
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation:
Non-controlled/non-affiliate company investments	(11,212)	(3,878)	4,702
Non-controlled affiliate company investments	1,506	5,246	(3,170)
Controlled affiliate company investments	(1,881)	1,969	(3,562)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(11,587)	3,337	(2,030)
Net change in unrealized appreciation (depreciation) on secured borrowings	—	3	—
Net gain (loss) on investments, secured borrowings and foreign currency	5,949	12,742	4,224
Net increase in net assets resulting from operations	81,970	82,288	69,204
Per Common Share Data
Basic and diluted earnings per common share	$1.37	$1.45	$1.33
Dividends and distributions declared per common share	$1.36	$1.53	$1.28
Basic and diluted weighted average common shares outstanding	59,803,208	56,913,064	51,948,378
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets
(In thousands, except share data)
	Common Stock		Paid in Capital in Excess of Par	Distributable Earnings(1)	Total Net Assets
	Shares	Par Amount
Balance at September 30, 2015	51,300,193	$51	$790,713	$20,106	$810,870
Issuance of common stock, net of offering and underwriting costs(2)	3,320,456	3	58,257	—	58,260
Net increase in net assets resulting from operations:
Net investment income – after excise tax	—	—	—	64,980	64,980
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	6,254	6,254
Net change in unrealized appreciation (depreciation) on investments, secured borrowings and foreign currency translation	—	—	—	(2,030)	(2,030)
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	438,418	1	7,369	—	7,370
Distributions from distributable earnings	—	—	—	(66,879)	(66,879)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(341)	341	—
Total increase (decrease) for the period ended September 30, 2016	3,758,874	4	65,285	2,666	67,955
Balance at September 30, 2016	55,059,067	$55	$855,998	$22,772	$878,825
Issuance of common stock, net of offering and underwriting costs(3)	3,982,721	$4	$73,610	$—	$73,614
Net increase in net assets resulting from operations:
Net investment income – after excise tax	—	—	—	69,546	69,546
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	9,402	9,402
Net change in unrealized appreciation (depreciation) on investments, secured borrowings and foreign currency translation	—	—	—	3,340	3,340
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	535,505	1	9,661	—	9,662
Distributions from distributable earnings	—	—	—	(86,443)	(86,443)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	38	(38)	—
Total increase (decrease) for the period ended September 30, 2017	4,518,226	5	83,309	(4,193)	79,121
Balance at September 30, 2017	59,577,293	$60	$939,307	$18,579	$957,946

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets – (continued)
(In thousands, except share data)
	Common Stock		Paid in Capital in Excess of Par	Distributable Earnings(1)	Total Net Assets
	Shares	Par Amount
Net increase in net assets resulting from operations:
Net investment income – after excise tax	—	—	—	76,021	76,021
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	17,536	17,536
Net change in unrealized appreciation (depreciation) on investments, secured borrowings and foreign currency translation	—	—	—	(11,587)	(11,587)
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	588,161	—	10,245	—	10,245
Distributions from distributable earnings	—	—	—	(81,307)	(81,307)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(5)	5	—
Total increase (decrease) for the period ended September 30, 2018	588,161	—	10,240	668	10,908
Balance at September 30, 2018	60,165,454	$60	$949,547	$19,247	$968,854

(1)
See Note 2. Significant Accounting Policies and Recent Accounting Updates

(2)
On July 18, 2016, Golub Capital BDC, Inc. entered into a Securities Purchase Agreement between the Company and a third party institutional investor for the sale of 1,433,486 shares of Company’s common stock at a price per share of  $17.44 per share. On August 15, 2016, Golub Capital BDC, Inc. priced a public offering of 1,750,000 shares of its common stock at a public offering price of $18.35 per share. On September 19, 2016, Golub Capital BDC, Inc. sold an additional 136,970 shares of its common stock at a public offering price of  $18.35 per share pursuant to the underwriters’ partial exercise of the option to purchase additional shares granted in connection with the public offering in August 2016.

(3)
On March 21, 2017, Golub Capital BDC, Inc. priced a public offering of 1,750,000 shares of its common stock at a public offering price of  $19.03 per share. On April 6, 2017, Golub Capital BDC, Inc. sold an additional 262,500 shares of its common stock at a public offering price of  $19.03 per share pursuant to the underwriter’s exercise of the option to purchase additional shares granted in connection with the public offering in March 2017. On June 6, 2017, Golub Capital BDC, Inc. entered into an agreement to sell 1,750,000 shares of its common stock pursuant to an underwritten, public offering at a price to the Company of  $18.71 per share. On July 5, 2017, Golub Capital BDC, Inc. sold an additional 220,221 shares of its common stock at a public offering price of  $18.71 per share pursuant to the underwriters’ partial exercise of the option to purchase additional shares granted in connection with the public offering in June 2017.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Cash Flows
(In thousands)
	Years ended September 30,
	2018	2017	2016
Cash flows from operating activities
Net increase in net assets resulting from operations	$81,970	$82,288	$69,204
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities
Amortization of deferred debt issuance costs	3,315	3,289	4,184
Accretion of discounts and amortization of premiums	(9,641)	(9,495)	(8,662)
Net realized (gain) loss on investments	(17,454)	(9,402)	(6,254)
Net realized (gain) loss on other short-term borrowings	(152)	—	—
Net change in unrealized (appreciation) depreciation on investments	11,587	(3,337)	2,030
Net change in unrealized appreciation (depreciation) on secured borrowings	—	(3)	—
Proceeds from (fundings of) revolving loans, net	7,235	(331)	(587)
Fundings of investments	(646,595)	(588,169)	(654,763)
Proceeds from principal payments and sales of portfolio investments	558,664	588,173	538,609
PIK interest	(1,622)	(1,839)	(1,201)
Changes in operating assets and liabilities:
Interest receivable	(393)	(336)	(235)
Other assets	(10)	90	36
Interest payable	335	571	507
Management and incentive fees payable	4,456	452	1,009
Accounts payable and accrued expenses	(243)	240	30
Accrued trustee fees	(2)	4	15
Net cash (used in) provided by operating activities	(8,550)	62,195	(56,078)
Cash flows from financing activities
Borrowings on debt	760,450	545,000	440,650
Repayments of debt	(695,867)	(628,600)	(389,200)
Capitalized debt issuance costs	(1,976)	(1,935)	(2,187)
Proceeds from other short-term borrowings	9,511	—	—
Repayments on other short-term borrowings	(9,359)	—	—
Proceeds from secured borrowings	—	—	155
Repayments on secured borrowings	—	(475)	(35)
Proceeds from shares sold, net of underwriting costs	—	74,014	58,555
Offering costs paid	—	(400)	(295)
Distributions paid	(71,062)	(76,781)	(59,509)
Net cash (used in) provided by financing activities	(8,303)	(89,177)	48,134
Net change in cash, cash equivalents, foreign currencies and restricted cash and cash equivalents	(16,853)	(26,982)	(7,944)
Cash, cash equivalents, foreign currencies and restricted cash and cash equivalents, beginning of period	62,558	89,540	97,484
Cash, cash equivalents, foreign currencies and restricted cash and cash equivalents, end of period	$45,705	$62,558	$89,540

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Statements of Cash Flows – (continued)
(In thousands)
	Years ended September 30,
	2018	2017	2016
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$29,523	$27,662	$23,019
Taxes, including excise tax, paid during the period	—	17	333
Distributions declared during the period	81,307	86,443	66,879
Supplemental disclosure of noncash operating activity:
Funding of LLC equity interests in SLF	$—	$(78,689)	$—
Proceeds from subordinated notes in SLF principal payment	—	78,869	—
Supplemental disclosure of noncash financing activity:
Proceeds from issuance of Class A-1-R, Class A-2-R, and Class B-R 2014 Notes	$246,000	$—	$—
Redemptions of Class A-1, Class A-2, and Class B 2014 Notes	(246,000)	—	—
Proceeds from issuance of Class A-Refi 2010 Notes	—	205,000	—
Redemptions of Class A and Class B 2010 Notes	—	(205,000)	—
Stock issued in connection with dividend reinvestment plan	10,245	9,662	7,370
The following table provides a reconciliation of cash, cash equivalents, foreign currencies and restricted cash and cash equivalents reported within the Consolidated Statements of Financial Condition that sum to the total of the same such amounts in the Consolidated Statements of Cash Flows:
	As of September 30,
	2018	2017
Cash and cash equivalents	$5,878	$3,988
Foreign currencies	159	—
Restricted cash and cash equivalents	39,668	58,570
Total cash, cash equivalents, foreign currencies and restricted cash and cash equivalents shown in the Consolidated Statements of Cash Flows	$45,705	$62,558
See Note 2. Significant Accounting Policies and Recent Accounting Updates for a description of restricted cash and cash equivalents.
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments
September 30, 2018
(In thousands)
	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Investments
Non-controlled/non-affiliate company investments
Debt investments
Aerospace and Defense
ILC Dover, LP	Senior loan	L + 4.75%(c)	7.14%	12/2023	$9,928	$9,841	1.0%	$9,928
NTS Technical Systems*^	One stop	L + 6.25%(a)	8.36%	06/2021	21,718	21,508	2.2	21,718
NTS Technical Systems(5)	One stop	L + 6.25%	N/A(6)	06/2021	—	(53)	—	—
Tresys Technology Holdings, Inc.(7)	One stop	L + 6.75%(a)	8.99%	12/2018	3,899	3,845	0.1	780
Tresys Technology Holdings, Inc.(7)	One stop	L + 6.75%(a)	8.99%	12/2018	659	658	0.1	659
Tronair Parent, Inc.^	Senior loan	L + 4.75%(c)	7.56%	09/2023	366	363	0.1	366
Tronair Parent, Inc.	Senior loan	L + 4.50%(a)(b)(c)(f)	7.03%	09/2021	80	79	—	80
Whitcraft LLC*^	One stop	L + 6.25%(c)	8.64%	04/2023	12,439	12,298	1.3	12,439
Whitcraft LLC^	One stop	L + 6.25%(c)	8.64%	04/2023	194	192	—	194
Whitcraft LLC(5)	One stop	L + 6.25%	N/A(6)	04/2023	—	(1)	—	—
Whitcraft LLC(5)	One stop	L + 6.25%	N/A(6)	04/2023	—	(2)	—	—
					49,283	48,728	4.8	46,164
Automobile
Dent Wizard International Corporation*	Senior loan	L + 4.00%(a)	6.23%	04/2020	4,477	4,463	0.5	4,477
Grease Monkey International, LLC*^	Senior loan	L + 5.00%(a)	7.24%	11/2022	4,863	4,813	0.5	4,808
Grease Monkey International, LLC	Senior loan	L + 5.00%(a)	7.24%	11/2022	76	75	—	75
Grease Monkey International, LLC	Senior loan	L + 5.00%(a)	7.24%	11/2022	27	25	—	25
Grease Monkey International, LLC	Senior loan	L + 5.00%(a)	7.24%	11/2022	21	20	—	20
Grease Monkey International, LLC(5)	Senior loan	L + 5.00%	N/A(6)	11/2022	—	(2)	—	(2)
Quick Quack Car Wash Holdings, LLC	One stop	L + 6.50%(a)	8.74%	04/2023	8,751	8,652	0.9	8,751
Quick Quack Car Wash Holdings, LLC	One stop	L + 6.50%(a)	8.67%	04/2023	150	148	—	150
Quick Quack Car Wash Holdings, LLC	One stop	L + 6.50%(a)	8.70%	04/2023	40	39	—	40
Quick Quack Car Wash Holdings, LLC(5)	One stop	L + 6.50%	N/A(6)	04/2023	—	(4)	—	—
					18,405	18,229	1.9	18,344
Beverage, Food and Tobacco
Abita Brewing Co., L.L.C.	One stop	L + 5.75%(a)	7.99%	04/2021	6,998	6,926	0.7	6,998
Abita Brewing Co., L.L.C.	One stop	L + 5.75%	N/A(6)	04/2021	—	—	—	—
C. J. Foods, Inc.*^	One stop	L + 6.25%(c)	8.64%	05/2020	8,582	8,528	0.9	8,582
C. J. Foods, Inc.^	One stop	L + 6.25%(c)	8.64%	05/2020	649	647	0.1	649
C. J. Foods, Inc.	One stop	L + 6.25%(c)	8.58%	05/2020	517	514	0.1	517
Cafe Rio Holding, Inc.*^	One stop	L + 5.75%(a)	7.99%	09/2023	10,370	10,220	1.1	10,370
Cafe Rio Holding, Inc.	One stop	L + 5.75%(a)	7.99%	09/2023	80	79	—	80
Cafe Rio Holding, Inc.	One stop	L + 5.75%(a)	7.99%	09/2023	40	37	—	40
Cafe Rio Holding, Inc.	One stop	P + 4.75%(f)	10.00%	09/2023	10	8	—	10
Fintech Midco, LLC	One stop	L + 6.00%(a)	8.25%	08/2024	12,995	12,868	1.3	12,865
Fintech Midco, LLC(5)	One stop	L + 6.00%	N/A(6)	08/2024	—	(1)	—	(1)
Fintech Midco, LLC(5)	One stop	L + 6.00%	N/A(6)	08/2024	—	(2)	—	(3)
Firebirds International, LLC*	One stop	L + 5.75%(a)	7.89%	12/2018	1,049	1,048	0.1	1,049
Firebirds International, LLC*	One stop	L + 5.75%(a)	7.89%	12/2018	295	295	—	295
Firebirds International, LLC^	One stop	L + 5.75%(a)	7.89%	12/2018	95	95	—	95
Firebirds International, LLC	One stop	L + 5.75%(c)	7.99%	12/2018	41	41	—	41
Firebirds International, LLC	One stop	L + 5.75%	N/A(6)	12/2018	—	—	—	—
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)
	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Beverage, Food and Tobacco – (continued)
Flavor Producers, LLC	Senior loan	L + 4.75%(c)	7.13%	12/2023	$2,155	$2,127	0.2%	$2,155
Flavor Producers, LLC(5)	Senior loan	L + 4.75%	N/A(6)	12/2022	—	(1)	—	—
FWR Holding Corporation^	One stop	L + 5.75%(a)	7.99%	08/2023	5,259	5,194	0.6	5,259
FWR Holding Corporation	One stop	L + 5.75%(a)	7.99%	08/2023	65	64	—	65
FWR Holding Corporation	One stop	L + 5.75% (a)(f)	8.80%	08/2023	42	41	—	42
FWR Holding Corporation(5)	One stop	L + 5.75%	N/A(6)	08/2023	—	(1)	—	—
Global Franchise Group, LLC*	Senior loan	L + 5.75%(a)	7.99%	12/2019	3,220	3,203	0.3	3,220
Global Franchise Group, LLC	Senior loan	L + 5.75%	N/A(6)	12/2019	—	—	—	—
Global ID Corporation*	One stop	L + 6.50%(c)	8.84%	11/2021	5,144	5,104	0.5	5,144
Global ID Corporation	One stop	L + 6.50%(c)	8.84%	11/2021	72	71	—	72
Global ID Corporation	One stop	L + 6.50%	N/A(6)	11/2021	—	—	—	—
Global ID Corporation(5)	One stop	L + 6.50%	N/A(6)	11/2021	—	(1)	—	—
Hopdoddy Holdings, LLC	One stop	L + 9.50%(c)	10.31% cash/ 1.50% PIK	08/2020	1,307	1,301	0.1	1,307
Hopdoddy Holdings, LLC	One stop	L + 9.50%(c)	10.34% cash/ 1.50% PIK	08/2020	47	47	—	47
Hopdoddy Holdings, LLC	One stop	L + 9.50%(c)	10.32% cash/ 1.50% PIK	08/2020	3	2	—	3
Mendocino Farms, LLC(5)	One stop	L + 8.50%	N/A(6)	06/2023	—	(2)	—	—
Mid-America Pet Food, L.L.C.*^	One stop	L + 6.00%(c)	8.39%	12/2021	10,752	10,664	1.1	10,752
Mid-America Pet Food, L.L.C.(5)	One stop	L + 6.00%	N/A(6)	12/2021	—	(1)	—	—
NBC Intermediate, LLC^	Senior loan	L + 4.25%(a)	6.50%	09/2023	2,079	2,061	0.2	2,058
NBC Intermediate, LLC*	Senior loan	L + 4.25%(a)	6.50%	09/2023	1,097	1,086	0.1	1,086
NBC Intermediate, LLC	Senior loan	P + 3.25%(f)	8.50%	09/2023	5	4	—	4
Purfoods, LLC	One stop	L + 6.00%(c)	8.31%	05/2021	8,379	8,270	0.9	8,379
Purfoods, LLC	One stop	N/A	7.00% PIK	05/2026	116	116	—	116
Purfoods, LLC	One stop	L + 6.00%(a)	8.15%	05/2021	65	64	—	65
Purfoods, LLC^	One stop	L + 6.00%(c)	8.39%	05/2021	39	39	—	39
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	30	30	—	30
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	30	30	—	30
Purfoods, LLC	One stop	L + 6.00%(c)	8.33%	05/2021	30	30	—	30
Purfoods, LLC^	One stop	L + 6.00%(c)	8.39%	05/2021	24	23	—	24
Purfoods, LLC^	One stop	L + 6.00%(c)	8.39%	05/2021	15	15	—	15
Purfoods, LLC^	One stop	L + 6.00%(c)	8.39%	05/2021	15	15	—	15
Purfoods, LLC^	One stop	L + 6.00%(c)	8.39%	05/2021	14	14	—	14
Purfoods, LLC^	One stop	L + 6.00%(c)	8.39%	05/2021	11	11	—	11
Purfoods, LLC^	One stop	L + 6.00%(c)	8.39%	05/2021	11	11	—	11
Purfoods, LLC^	One stop	L + 6.00%(c)	8.39%	05/2021	10	10	—	10
Purfoods, LLC(5)	One stop	L + 6.00%	N/A(6)	05/2021	—	(1)	—	—
Rubio’s Restaurants, Inc.*^	Senior loan	L + 5.25%(c)	7.64%	10/2019	11,173	11,000	1.2	11,173
Uinta Brewing Company^(7)	One stop	L + 8.50%(a)	10.74%	08/2019	3,725	3,716	0.3	2,459
Uinta Brewing Company(7)	One stop	L + 8.50%(a)	10.74%	08/2019	693	691	0.1	444
					97,348	96,350	9.9	95,666
Broadcasting and Entertainment
TouchTunes Interactive Networks, Inc.^	Senior loan	L + 4.75%(a)	6.99%	05/2021	1,447	1,444	0.1	1,447
Buildings and Real Estate
Brooks Equipment Company, LLC*^	One stop	L + 5.00%(c)	7.31%	08/2020	21,096	20,996	2.2	21,096
Brooks Equipment Company, LLC*	One stop	L + 5.00%(b)(c)	7.28%	08/2020	2,634	2,623	0.3	2,634
Brooks Equipment Company, LLC(5)	One stop	L + 5.00%	N/A(6)	08/2020	—	(6)	—	—
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Buildings and Real Estate – (continued)
Jensen Hughes, Inc.	Senior loan	L + 4.50%(a)	6.71%	03/2024	$500	$498	0.1%	$500
Jensen Hughes, Inc.	Senior loan	L + 4.50%(a)	6.74%	03/2024	153	151	—	153
Jensen Hughes, Inc.	Senior loan	L + 4.50%(a)	6.65%	03/2024	29	29	—	29
MRI Software LLC^	One stop	L + 5.50%(c)	7.89%	06/2023	23,684	23,156	2.4	23,684
MRI Software LLC*^	One stop	L + 5.50%(c)	7.89%	06/2023	13,744	13,614	1.4	13,744
MRI Software LLC^	One stop	L + 5.50%(c)	7.89%	06/2023	357	354	0.1	357
MRI Software LLC	One stop	L + 5.50%(c)	7.89%	06/2023	295	292	—	295
MRI Software LLC	One stop	L + 5.50%(c)	7.89%	06/2023	194	192	—	194
MRI Software LLC^	One stop	L + 5.50%(a)	7.65%	06/2023	165	163	—	165
MRI Software LLC	One stop	L + 5.50%(a)	7.67%	06/2023	35	32	—	35
MRI Software LLC(5)	One stop	L + 5.50%	N/A(6)	06/2023	—	(6)	—	—
					62,886	62,088	6.5	62,886
Chemicals, Plastics and Rubber
Flexan, LLC*	One stop	L + 5.75%(c)	8.14%	02/2020	2,310	2,296	0.3	2,310
Flexan, LLC^	One stop	L + 5.75%(c)	8.14%	02/2020	1,086	1,081	0.1	1,086
Flexan, LLC	One stop	P + 4.50%(f)	9.75%	02/2020	11	11	—	11
Inhance Technologies Holdings LLC	One stop	L + 5.25%(b)	7.43%	07/2024	6,880	6,731	0.7	6,811
Inhance Technologies Holdings LLC(5)	One stop	L + 5.25%	N/A(6)	07/2024	—	(1)	—	(1)
Inhance Technologies Holdings LLC(5)	One stop	L + 5.25%	N/A(6)	07/2024	—	(1)	—	(2)
					10,287	10,117	1.1	10,215
Diversified/Conglomerate Manufacturing
Chase Industries, Inc.	Senior loan	L + 4.00%(c)	6.34%	05/2025	6,870	6,756	0.7	6,870
Chase Industries, Inc.	Senior loan	L + 4.00%(c)	6.34%	05/2023	16	14	—	16
Chase Industries, Inc.	Senior loan	L + 4.00%(c)	6.38%	05/2025	12	8	—	12
Inventus Power, Inc.*^	One stop	L + 6.50%(a)	8.74%	04/2020	7,285	7,266	0.7	6,557
Inventus Power, Inc.	One stop	L + 6.50%(a)(c)	8.78%	04/2020	271	270	—	236
Onicon Incorporated*^	One stop	L + 5.50%(a)(c)	7.88%	04/2022	17,916	17,784	1.9	17,916
Onicon Incorporated(5)	One stop	L + 5.50%	N/A(6)	04/2022	—	(3)	—	—
Pasternack Enterprises, Inc. and Fairview Microwave, Inc	Senior loan	L + 4.00%(a)(f)	6.24%	07/2025	5,634	5,607	0.6	5,606
Pasternack Enterprises, Inc. and Fairview Microwave, Inc	Senior loan	L + 4.00%	N/A(6)	07/2023	—	—	—	—
PetroChoice Holdings, Inc.^	Senior loan	L + 5.00%(b)	7.20%	08/2022	1,732	1,700	0.2	1,732
Plex Systems, Inc.*^	One stop	L + 7.50%(a)	9.82%	06/2020	18,797	18,635	1.9	18,797
Plex Systems, Inc.(5)	One stop	L + 7.50%	N/A(6)	06/2020	—	(14)	—	—
Reladyne, Inc.*^	Senior loan	L + 5.00%(c)	7.34%	07/2022	16,878	16,691	1.7	16,878
Reladyne, Inc.^	Senior loan	L + 5.00%(c)	7.34%	07/2022	173	171	—	173
Reladyne, Inc.	Senior loan	L + 5.00%(c)	7.34%	07/2022	142	141	—	142
Reladyne, Inc.(5)	Senior loan	L + 5.00%	N/A(6)	07/2022	—	(3)	—	—
Source Refrigeration & HVAC, Inc.*	Senior loan	L + 4.75%(c)	7.14%	04/2023	9,453	9,352	1.0	9,453
Source Refrigeration & HVAC, Inc.	Senior loan	L + 4.75%(c)	7.10%	04/2023	111	110	—	111
Source Refrigeration & HVAC, Inc.	Senior loan	P + 3.75%(f)	9.00%	04/2023	89	86	—	89
Source Refrigeration & HVAC, Inc.	Senior loan	L + 4.75%(c)	7.09%	04/2023	57	56	—	57
Source Refrigeration & HVAC, Inc.(5)	Senior loan	L + 4.75%	N/A(6)	04/2023	—	(2)	—	—
Sunless Merger Sub, Inc.	Senior loan	L + 5.00%(a)(f)	7.28%	07/2019	1,381	1,384	0.2	1,381
Sunless Merger Sub, Inc.	Senior loan	P + 3.75%(f)	8.75%	07/2019	256	256	—	256
Togetherwork Holdings, LLC	One stop	L + 6.50%(a)	8.74%	03/2025	9,158	9,031	0.9	9,066
Togetherwork Holdings, LLC	One stop	L + 6.50%(a)	8.74%	03/2025	557	549	0.1	552
Togetherwork Holdings, LLC	One stop	L + 6.50%(a)	8.74%	03/2025	116	114	—	114
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Manufacturing – (continued)
Togetherwork Holdings, LLC	One stop	L + 6.50%(a)	8.74%	03/2025	$108	$106	—%	$107
Togetherwork Holdings, LLC(5)	One stop	L + 6.50%	N/A(6)	03/2024	—	(1)	—	(1)
Togetherwork Holdings, LLC(5)	One stop	L + 6.50%	N/A(6)	03/2025	—	(2)	—	(1)
Togetherwork Holdings, LLC(5)	One stop	L + 6.50%	N/A(6)	03/2025	—	(3)	—	(2)
					97,012	96,059	9.9	96,117
Diversified/Conglomerate Service
Accela, Inc.	One stop	L + 6.00%(c)	8.39%	09/2023	5,261	5,193	0.5	5,261
Accela, Inc.(5)	One stop	L + 6.00%	N/A(6)	09/2023	—	(1)	—	—
Agility Recovery Solutions Inc.*^	One stop	L + 6.50%(a)	8.74%	03/2020	13,809	13,750	1.4	13,809
Agility Recovery Solutions Inc.(5)	One stop	L + 6.50%	N/A(6)	03/2020	—	(3)	—	—
Anaqua, Inc.*^	One stop	L + 6.50%(c)	8.85%	07/2022	6,948	6,867	0.7	6,948
Anaqua, Inc.(5)	One stop	L + 6.50%	N/A(6)	07/2022	—	(1)	—	—
Apttus Corporation	One stop	L + 7.85%(e)	10.06%	01/2023	4,127	3,969	0.4	4,312
Bazaarvoice, Inc.	One stop	L + 8.00%(a)	10.24%	02/2024	8,958	8,799	0.9	8,958
Bazaarvoice, Inc.	One stop	P + 7.00%(f)	12.25%	02/2024	30	28	—	30
Browz LLC	One stop	L + 9.50%(b)	10.17% cash/ 1.50% PIK	03/2023	1,503	1,473	0.2	1,503
Browz LLC	One stop	L + 9.50%	N/A(6)	03/2023	—	—	—	—
Centrify Corporation*	One stop	L + 6.25%(c)	8.59%	08/2024	10,974	10,813	1.1	10,864
Centrify Corporation(5)	One stop	L + 6.25%	N/A(6)	08/2024	—	(2)	—	(2)
Clearwater Analytics, LLC*^	One stop	L + 5.00%(a)	7.24%	09/2022	8,532	8,319	0.9	8,532
Clearwater Analytics, LLC(5)	One stop	L + 5.00%	N/A(6)	09/2022	—	(2)	—	—
Cloudbees, Inc.	One stop	L + 9.00%(a)	10.61% cash/ 0.50% PIK	05/2023	1,898	1,841	0.2	1,870
Cloudbees, Inc.	One stop	L + 9.00%	N/A(6)	05/2023	—	—	—	—
Confluence Technologies, Inc.	One stop	L + 7.50%(a)	9.65%	03/2024	7,033	6,889	0.7	7,033
Confluence Technologies, Inc.	One stop	P + 6.50%(a)(f)	10.96%	03/2024	16	15	—	16
Connexin Software, Inc.	One stop	L + 8.50%(a)	10.74%	02/2024	2,401	2,348	0.3	2,401
Connexin Software, Inc.	One stop	L + 8.50%	N/A(6)	02/2024	—	—	—	—
Datto, Inc.*	One stop	L + 8.00%(a)	10.15%	12/2022	11,156	10,969	1.2	11,156
Datto, Inc.(5)	One stop	L + 8.00%	N/A(6)	12/2022	—	(1)	—	—
Daxko Acquisition Corporation*^	One stop	L + 5.25%(b)	7.54%	09/2023	11,246	11,014	1.2	11,246
Daxko Acquisition Corporation(5)	One stop	L + 5.25%	N/A(6)	09/2023	—	(1)	—	—
Digital Guardian, Inc.	One stop	L + 9.00%(c)	10.33% cash/ 1.00% PIK	06/2023	3,999	3,952	0.4	3,999
Digital Guardian, Inc.	Subordinated debt	N/A	8.00% PIK	01/2019	184	184	—	184
Digital Guardian, Inc.(5)	One stop	L + 6.00%	N/A(6)	06/2023	—	—	—	(2)
Digital Guardian, Inc.	One stop	L + 9.00%	N/A(6)	06/2023	—	—	—	—
DISA Holdings Acquisition Subsidiary Corp.*	Senior loan	L + 4.00%(a)(f)	6.10%	06/2022	2,006	1,997	0.2	2,006
DISA Holdings Acquisition Subsidiary Corp.	Senior loan	L + 4.00%(a)	6.10%	06/2022	2	2	—	2
DISA Holdings Acquisition Subsidiary Corp.(5)	Senior loan	L + 4.00%	N/A(6)	06/2022	—	(1)	—	—
EGD Security Systems, LLC	One stop	L + 6.25%(c)	8.58%	06/2022	11,114	10,960	1.1	11,114
EGD Security Systems, LLC^	One stop	L + 6.25%(c)	8.56%	06/2022	98	97	—	98
EGD Security Systems, LLC	One stop	L + 6.25%(c)	8.58%	06/2022	75	74	—	75
EGD Security Systems, LLC^	One stop	L + 6.25%(c)	8.59%	06/2022	52	52	—	52
GS Acquisitionco, Inc.	One stop	L + 5.00%(a)	7.25%	05/2024	22,840	22,620	2.3	22,611
GS Acquisitionco, Inc.	One stop	L + 5.00%(a)	7.25%	05/2024	878	870	0.1	869
GS Acquisitionco, Inc.(5)	One stop	L + 4.75%	N/A(6)	05/2024	—	(1)	—	(1)
GS Acquisitionco, Inc.(5)	One stop	L + 4.75%	N/A(6)	05/2024	—	(5)	—	(5)
HealthcareSource HR, Inc.*	One stop	L + 6.75%(c)	9.14%	05/2020	23,389	23,203	2.4	23,389
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Service – (continued)
HealthcareSource HR, Inc.(5)	One stop	L + 6.75%	N/A(6)	05/2020	$—	$(1)	—%	$—
Host Analytics, Inc.	One stop	N/A	8.50% cash/ 2.25% PIK	08/2021	3,169	3,131	0.3%	3,169
Host Analytics, Inc.	One stop	N/A	8.50% cash/ 2.25% PIK	08/2021	2,656	2,557	0.3	2,656
Host Analytics, Inc.	One stop	N/A	8.50% cash/2.25% PIK	08/2021	741	733	0.1	741
Host Analytics, Inc.(5)	One stop	N/A	N/A(6)	08/2021	—	(6)	—	—
ICIMS, Inc.	One stop	L + 6.50%(c)	8.64%	09/2024	5,412	5,305	0.5	5,304
ICIMS, Inc.(5)	One stop	L + 6.50%	N/A(6)	09/2024	—	(1)	—	(1)
III US Holdings, LLC	One stop	L + 6.50%	N/A(6)	09/2022	—	—	—	—
Imprivata, Inc.	Senior loan	L + 4.00%(c)	6.39%	10/2023	13,045	12,907	1.3	13,045
Imprivata, Inc.(5)	Senior loan	L + 4.00%	N/A(6)	10/2023	—	(2)	—	—
Infogix, Inc.	One stop	L + 6.00%(c)	8.39%	04/2024	3,330	3,315	0.3	3,330
Infogix, Inc.	One stop	P + 5.00%(f)	10.25%	04/2024	9	9	—	9
Integral Ad Science, Inc.	One stop	L + 7.25%(a)	8.25% cash/ 1.25% PIK	07/2024	5,000	4,904	0.5	4,900
Integral Ad Science, Inc.(5)	One stop	L + 6.00%	N/A(6)	07/2023	—	(1)	—	(1)
Integration Appliance, Inc.*^	One stop	L + 7.25%(a)	9.36%	08/2023	34,762	34,381	3.6	34,415
Integration Appliance, Inc.(5)	One stop	L + 7.25%	N/A(6)	08/2023	—	(7)	—	(9)
JAMF Holdings, Inc.	One stop	L + 8.00%(c)	10.32%	11/2022	4,550	4,475	0.5	4,550
JAMF Holdings, Inc.(5)	One stop	L + 8.00%	N/A(6)	11/2022	—	(1)	—	—
Jobvite, Inc.	One stop	L + 8.00%(a)	10.15%	07/2023	2,048	1,979	0.2	1,968
Jobvite, Inc.	One stop	L + 8.00%	N/A(6)	07/2023	—	—	—	—
Jobvite, Inc.(5)	One stop	L + 8.00%	N/A(6)	07/2023	—	—	—	(1)
Kareo, Inc.	One stop	L + 9.00%(a)	11.24%	06/2022	4,518	4,348	0.5	4,518
Kareo, Inc.	One stop	L + 9.00%(a)	11.24%	06/2022	332	327	—	332
Kareo, Inc.	One stop	L + 9.00%	N/A(6)	06/2022	—	—	—	—
Maverick Bidco Inc.*	One stop	L + 6.25%(c)	8.64%	04/2023	17,468	17,195	1.8	17,468
Maverick Bidco Inc.	One stop	L + 6.25%(c)	8.59%	04/2023	167	166	—	167
Maverick Bidco Inc.	One stop	L + 6.25%(c)	8.60%	04/2023	34	32	—	34
Maverick Bidco Inc.(5)	One stop	L + 6.25%	N/A(6)	04/2023	—	(3)	—	—
Ministry Brands, LLC	Senior loan	L + 4.00%(a)	6.24%	12/2022	866	862	0.1	866
Ministry Brands, LLC	Senior loan	L + 4.00%(a)	6.24%	12/2022	496	493	0.1	496
Ministry Brands, LLC	Senior loan	L + 4.00%(a)	6.24%	12/2022	9	9	—	9
MMan Acquisition Co.^	One stop	L + 6.00%(c)	8.34%	08/2023	9,726	9,608	1.0	9,531
MMan Acquisition Co.	One stop	L + 6.00%(c)	8.34%	08/2023	100	99	—	98
Net Health Acquisition Corp.	One stop	L + 5.50%(a)	7.74%	12/2023	3,857	3,823	0.4	3,857
Net Health Acquisition Corp.	One stop	L + 5.50%(a)	7.74%	12/2023	540	536	0.1	540
Net Health Acquisition Corp.(5)	One stop	L + 5.50%	N/A(6)	12/2023	—	(1)	—	—
Netsmart Technologies, Inc.	Senior loan	L + 3.75%(a)	5.99%	06/2025	1,737	1,725	0.2	1,750
Netsmart Technologies, Inc.(5)	Senior loan	L + 4.75%	N/A(6)	04/2023	—	(6)	—	—
Nextech Systems, LLC	One stop	L + 6.00%(a)	8.24%	03/2024	10,357	10,322	1.1	10,357
Nextech Systems, LLC	One stop	L + 6.00%	N/A(6)	03/2024	—	—	—	—
Nexus Brands Group, Inc.	One stop	L + 6.00%(c)	8.33%	11/2023	5,750	5,689	0.6	5,750
Nexus Brands Group, Inc.	One stop	L + 6.00%(c)	8.39%	11/2023	91	90	—	91
Nexus Brands Group, Inc.(5)	One stop	L + 6.00%	N/A(6)	11/2023	—	(1)	—	—
Nexus Brands Group, Inc.(5)	One stop	L + 6.00%	N/A(6)	11/2023	—	(1)	—	—
Personify, Inc.	One stop	L + 5.75%(c)	8.14%	09/2024	5,349	5,296	0.5	5,295
Personify, Inc.(5)	One stop	L + 5.75%	N/A(6)	09/2024	—	(1)	—	(1)
Property Brands, Inc.	One stop	L + 6.00%(a)	8.24%	01/2024	10,872	10,655	1.1	10,872
Property Brands, Inc.^	One stop	L + 6.00%(a)	8.24%	01/2024	219	216	—	219
Property Brands, Inc.(5)	One stop	L + 6.00%	N/A(6)	01/2024	—	(1)	—	—
Property Brands, Inc.(5)	One stop	L + 6.00%	N/A(6)	01/2024	—	(1)	—	—
Saba Software, Inc.*^	Senior loan	L + 4.50%(a)	6.74%	05/2023	22,515	22,217	2.3	22,515
Saba Software, Inc.(5)	Senior loan	L + 4.50%	N/A(6)	05/2023	—	(2)	—	—
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Service – (continued)
Saldon Holdings, Inc.*	Senior loan	L + 4.25%(a)	6.41%	09/2022	$750	$741	0.1%	$746
Saldon Holdings, Inc.*	Senior loan	L + 4.25%(a)	6.41%	09/2022	716	713	0.1	713
Telesoft, LLC*	One stop	L + 5.00%(c)	7.34%	07/2022	4,160	4,129	0.4	4,160
Telesoft, LLC(5)	One stop	L + 5.00%	N/A(6)	07/2022	—	(1)	—	—
Transaction Data Systems, Inc.*	One stop	L + 5.25%(a)	7.50%	06/2021	39,051	38,889	4.0	39,051
Transaction Data Systems, Inc.	One stop	L + 5.25%(c)	7.64%	06/2021	15	14	—	15
Trintech, Inc.*^	One stop	L + 6.00%(b)	8.20%	12/2023	10,875	10,756	1.1	10,875
Trintech, Inc.^	One stop	L + 6.00%(b)	8.20%	12/2023	3,412	3,375	0.4	3,412
Trintech, Inc.	One stop	L + 6.00%(b)	8.20%	12/2023	30	28	—	30
True Commerce, Inc.^	One stop	L + 5.75%(c)	8.14%	11/2023	5,610	5,550	0.6	5,610
True Commerce, Inc.(5)	One stop	L + 5.75%	N/A(6)	11/2023	—	(1)	—	—
Upserve, Inc.	One stop	L + 5.50%(a)	7.65%	07/2023	2,969	2,948	0.3	2,947
Upserve, Inc.	One stop	L + 5.50%	N/A(6)	07/2023	—	—	—	—
Upserve, Inc.(5)	One stop	L + 5.50%	N/A(6)	07/2023	—	(1)	—	(1)
Valant Medical Solutions, Inc.	One stop	L + 11.00%(a)	10.88% cash/ 2.25% PIK	10/2020	828	775	0.1	828
Valant Medical Solutions, Inc.	One stop	N/A	6.00% PIK	02/2020	149	149	—	184
Valant Medical Solutions, Inc.	One stop	L + 11.00%(a)	10.88% cash/ 2.25% PIK	10/2020	10	10	—	10
Velocity Technology Solutions, Inc.	One stop	L + 6.00%(c)	8.39%	12/2023	8,228	8,103	0.9	8,228
Velocity Technology Solutions, Inc.(5)	One stop	L + 6.00%	N/A(6)	12/2023	—	(1)	—	—
Vendavo, Inc.*	One stop	L + 8.50%(c)	10.81%	10/2022	28,936	28,441	3.0	28,936
Vendavo, Inc.(5)	One stop	L + 8.50%	N/A(6)	10/2022	—	(9)	—	—
Vendor Credentialing Service LLC^	One stop	L + 5.75%(a)	7.99%	11/2021	12,115	11,949	1.3	12,115
Vendor Credentialing Service LLC	One stop	L + 5.75%	N/A(6)	11/2021	—	—	—	—
Verisys Corporation*	One stop	L + 7.75%(c)	10.14%	01/2023	3,886	3,844	0.4	3,886
Verisys Corporation(5)	One stop	L + 7.75%	N/A(6)	01/2023	—	(1)	—	—
Workforce Software, LLC^	One stop	L + 6.50%(c)	8.83%	06/2021	5,790	5,756	0.6	5,790
Workforce Software, LLC	One stop	L + 6.50%(c)	8.81%	06/2021	577	571	0.1	577
Workforce Software, LLC(5)	One stop	L + 6.50%	N/A(6)	06/2021	—	(1)	—	—
					456,361	450,374	47.0	455,279
Ecological
Pace Analytical Services, LLC	One stop	L + 6.25%(a)	8.49%	09/2022	15,190	14,912	1.6	15,190
Pace Analytical Services, LLC^	One stop	L + 6.25%(a)	8.49%	09/2022	1,412	1,396	0.1	1,412
Pace Analytical Services, LLC	One stop	L + 6.25%(a)	8.48%	09/2022	716	709	0.1	716
Pace Analytical Services, LLC*	One stop	L + 6.25%(a)	8.49%	09/2022	346	342	—	346
Pace Analytical Services, LLC^	One stop	L + 6.25%(a)	8.47%	09/2022	118	117	—	118
Pace Analytical Services, LLC	One stop	L + 6.25%(a)	8.49%	09/2022	10	8	—	10
Pace Analytical Services, LLC(5)	One stop	L + 6.25%	N/A(6)	09/2022	—	(3)	—	—
WRE Holding Corp.*	Senior loan	L + 4.75%(a)	6.99%	01/2023	1,008	999	0.1	1,008
WRE Holding Corp.	Senior loan	L + 4.75%(a)	6.99%	01/2023	42	42	—	42
WRE Holding Corp.	Senior loan	L + 4.75%(a)	6.99%	01/2023	21	21	—	21
WRE Holding Corp.	Senior loan	L + 4.75%(a)	6.99%	01/2023	5	5	—	5
					18,868	18,548	1.9	18,868
Electronics
Appriss Holdings, Inc.*^	One stop	L + 6.25%(c)	8.64%	05/2022	36,397	36,016	3.7	36,034
Appriss Holdings, Inc.(5)	One stop	L + 6.25%	N/A(6)	05/2022	—	(33)	—	(29)
Compusearch Software Holdings, Inc.*^	Senior loan	L + 4.25%(c)	6.64%	05/2021	2,067	2,065	0.2	2,067
Diligent Corporation*	One stop	L + 5.50%(d)	8.09%	04/2022	26,132	25,856	2.7	26,132
Diligent Corporation	One stop	L + 5.50%(d)	8.09%	04/2022	4,879	4,816	0.5	4,879
Diligent Corporation*	One stop	L + 5.50%(d)	8.09%	04/2022	4,790	4,700	0.5	4,790
Diligent Corporation*^	One stop	L + 5.50%(d)	8.09%	04/2022	2,622	2,586	0.3	2,622
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Electronics – (continued)
Diligent Corporation	One stop	L + 5.50%(c)	7.98%	04/2022	$102	$101	—%	$102
Diligent Corporation	One stop	L + 5.50%(c)	8.03%	04/2022	81	80	—	81
Diligent Corporation	One stop	L + 5.50%(c)(d)	8.03%	04/2022	36	35	—	36
Diligent Corporation(5)	One stop	L + 5.50%	N/A(6)	04/2022	—	(1)	—	—
Diligent Corporation(5)	One stop	L + 5.50%	N/A(6)	04/2022	—	(2)	—	—
Gamma Technologies, LLC*^	One stop	L + 5.50%(a)	7.74%	06/2024	21,478	21,297	2.2	21,478
Gamma Technologies, LLC(5)	One stop	L + 5.50%	N/A(6)	06/2024	—	(1)	—	—
SEI, Inc.*	Senior loan	L + 5.25%(a)	7.49%	07/2023	5,477	5,428	0.6	5,477
Sloan Company, Inc., The	One stop	L + 13.00%(c)	10.89% cash/ 4.50% PIK	04/2020	6,467	6,426	0.5	5,173
Sloan Company, Inc., The	One stop	L + 13.00%(c)	10.89% cash/ 4.50% PIK	04/2020	432	432	—	346
Sloan Company, Inc., The	One stop	L + 13.00%(c)	10.89% cash/ 4.50% PIK	04/2020	50	50	—	40
Sovos Compliance*^	One stop	L + 6.00%(a)	8.24%	03/2022	9,234	9,125	1.0	9,234
Sovos Compliance^	One stop	L + 6.00%(a)	8.24%	03/2022	1,553	1,536	0.2	1,553
Sovos Compliance	One stop	L + 6.00%(a)	8.24%	03/2022	173	172	—	173
Sovos Compliance(5)	One stop	L + 6.00%	N/A(6)	03/2022	—	(1)	—	—
Sovos Compliance(5)	One stop	L + 6.00%	N/A(6)	03/2022	—	(2)	—	—
Watchfire Enterprises, Inc.	Second lien	L + 8.00%(c)	10.39%	10/2021	9,435	9,338	1.0	9,435
					131,405	130,019	13.4	129,623
Grocery
MyWebGrocer, Inc.*	One stop	L + 5.00%(d)	7.52%	09/2018	14,271	14,271	1.5	14,271
Teasdale Quality Foods, Inc.	Senior loan	L + 4.75%(c)	6.92%	10/2020	324	321	—	317
					14,595	14,592	1.5	14,588
Healthcare, Education and Childcare
Active Day, Inc.	One stop	L + 6.00%(a)	8.24%	12/2021	13,265	13,071	1.3	13,000
Active Day, Inc.^	One stop	L + 6.00%(a)	8.24%	12/2021	1,024	1,014	0.1	1,003
Active Day, Inc.*	One stop	L + 6.00%(a)	8.24%	12/2021	660	655	0.1	646
Active Day, Inc.*	One stop	L + 6.00%(a)	8.24%	12/2021	456	451	0.1	447
Active Day, Inc.	One stop	P + 5.00%(f)	10.25%	12/2021	22	21	—	20
Acuity Eyecare Holdings, LLC	One stop	L + 6.75%(b)	9.01%	03/2022	2,564	2,519	0.3	2,538
Acuity Eyecare Holdings, LLC	One stop	L + 6.75%(b)	9.04%	03/2022	203	180	—	185
Acuity Eyecare Holdings, LLC^	One stop	L + 6.75%(b)	9.02%	03/2022	149	148	—	148
Acuity Eyecare Holdings, LLC	One stop	P + 5.75%(f)	11.00%	03/2022	10	10	—	9
ADCS Clinics Intermediate Holdings, LLC	One stop	L + 5.75%(b)	8.04%	05/2022	21,065	20,641	2.1	20,644
ADCS Clinics Intermediate Holdings, LLC*	One stop	L + 5.75%(b)	8.04%	05/2022	107	106	—	105
ADCS Clinics Intermediate Holdings, LLC	One stop	L + 5.75%(b)	8.04%	05/2022	83	82	—	81
ADCS Clinics Intermediate Holdings, LLC	One stop	L + 5.75%(b)	8.04%	05/2022	50	49	—	48
ADCS Clinics Intermediate Holdings, LLC*	One stop	L + 5.75%(b)	8.04%	05/2022	31	31	—	31
Agilitas USA, Inc.	One stop	L + 6.00%(c)	8.34%	04/2022	8,354	8,295	0.9	8,187
Agilitas USA, Inc.	One stop	L + 6.00%(c)	8.34%	04/2022	10	9	—	8
Agilitas USA, Inc.(5)	One stop	L + 6.00%	N/A(6)	04/2022	—	(1)	—	—
Aris Teleradiology Company, LLC*(7)	Senior loan	L + 5.50%(c)	8.00%	03/2021	2,693	2,678	0.1	1,236
Aris Teleradiology Company, LLC(7)	Senior loan	L + 5.50%(c)(d)	8.01%	03/2021	141	140	—	47
Avalign Technologies, Inc.^	Senior loan	L + 4.50%(a)	6.75%	07/2021	1,343	1,340	0.1	1,343
BIORECLAMATIONIVT, LLC*^	One stop	L + 6.25%(a)	8.49%	01/2021	16,852	16,718	1.7	16,852
BIORECLAMATIONIVT, LLC	One stop	P + 5.25%(f)	10.50%	01/2021	100	99	—	100
CLP Healthcare Services, Inc.^	Senior loan	L + 5.50%(c)	7.89%	12/2020	3,884	3,858	0.4	3,807
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
DCA Investment Holding, LLC*^	One stop	L + 5.25%(c)	7.64%	07/2021	$18,584	$18,393	1.9%	$18,584
DCA Investment Holding, LLC*^	One stop	L + 5.25%(c)	7.64%	07/2021	13,329	13,249	1.4	13,329
DCA Investment Holding, LLC	One stop	L + 5.25%(c)	7.64%	07/2021	2,450	2,422	0.3	2,450
DCA Investment Holding, LLC	One stop	L + 5.25%(c)	7.64%	07/2021	151	150	—	151
DCA Investment Holding, LLC	One stop	L + 5.25%(c)	7.64%	07/2021	149	147	—	149
DCA Investment Holding, LLC	One stop	L + 5.25%(c)	7.64%	07/2021	47	47	—	47
DCA Investment Holding, LLC(5)	One stop	L + 5.25%	N/A(6)	07/2021	—	(7)	—	—
DCA Investment Holding, LLC(5)	One stop	L + 5.25%	N/A(6)	07/2021	—	(9)	—	—
Deca Dental Management LLC*^	One stop	L + 6.25%(c)	8.64%	07/2020	4,062	4,040	0.4	4,062
Deca Dental Management LLC	One stop	L + 6.25%(a)(c)	8.57%	07/2020	494	492	0.1	494
Deca Dental Management LLC	One stop	L + 6.25%(a)	8.49%	07/2020	50	50	—	50
Deca Dental Management LLC(5)	One stop	L + 6.25%	N/A(6)	07/2020	—	(1)	—	—
Dental Holdings Corporation	One stop	L + 5.50%(d)	8.02%	02/2020	7,142	7,081	0.7	7,142
Dental Holdings Corporation	One stop	L + 5.50%(d)	8.02%	02/2020	1,133	1,126	0.1	1,133
Dental Holdings Corporation	One stop	L + 5.50%(b)	7.67%	02/2020	220	214	—	220
Elite Dental Partners LLC*	One stop	L + 5.25%(a)	7.49%	06/2023	12,274	12,101	1.3	12,274
Elite Dental Partners LLC	One stop	L + 5.25%(a)	7.49%	06/2023	115	101	—	115
Elite Dental Partners LLC(5)	One stop	L + 5.25%	N/A(6)	06/2023	—	(1)	—	—
ERG Buyer, LLC	One stop	L + 5.50%(c)	7.89%	05/2024	13,183	12,996	1.4	13,183
ERG Buyer, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2024	—	(2)	—	—
ERG Buyer, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2024	—	(11)	—	—
eSolutions, Inc.*^	One stop	L + 6.50%(a)	8.74%	03/2022	31,722	31,340	3.3	31,484
eSolutions, Inc.(5)	One stop	L + 6.50%	N/A(6)	03/2022	—	(1)	—	(1)
Excelligence Learning Corporation^	One stop	L + 6.00%(a)	8.24%	04/2023	4,805	4,768	0.5	4,517
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.64%	05/2023	7,926	7,758	0.8	7,926
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.64%	05/2023	576	566	0.1	576
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.64%	05/2023	355	353	0.1	355
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.64%	05/2023	172	171	—	172
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.59%	05/2023	100	100	—	100
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.64%	05/2023	58	57	—	58
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.64%	05/2023	51	50	—	51
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.64%	05/2023	33	28	—	33
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.64%	05/2023	32	25	—	32
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.63%	05/2023	25	22	—	25
G & H Wire Company, Inc.^	One stop	L + 5.75%(a)	7.99%	09/2023	5,425	5,367	0.6	5,425
G & H Wire Company, Inc.(5)	One stop	L + 5.75%	N/A(6)	09/2022	—	(1)	—	—
Immucor, Inc.	Senior loan	L + 5.00%(c)	7.39%	06/2021	1,597	1,597	0.2	1,626
Joerns Healthcare, LLC*^	One stop	L + 6.00%(c)	8.31%	05/2020	3,497	3,476	0.3	3,253
Katena Holdings, Inc.^	One stop	L + 6.00%(c)	8.39%	06/2021	8,523	8,466	0.9	8,352
Katena Holdings, Inc.^	One stop	L + 6.00%(c)	8.39%	06/2021	833	827	0.1	816
Katena Holdings, Inc.	One stop	L + 6.00%(c)	8.39%	06/2021	568	562	0.1	557
Katena Holdings, Inc.(5)	One stop	L + 6.00%	N/A(6)	06/2021	—	(1)	—	(2)
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
Lombart Brothers, Inc.^	One stop	L + 6.75%(c)	9.14%	04/2022	$5,041	$4,938	0.5%	$4,966
Lombart Brothers, Inc.^(8)	One stop	L + 6.75%(c)	9.14%	04/2022	1,648	1,620	0.2	1,623
Lombart Brothers, Inc.	One stop	P + 5.50%(f)	10.75%	04/2022	29	28	—	28
Lombart Brothers, Inc.(8)	One stop	P + 5.50%(f)	10.75%	04/2022	8	8	—	8
Maverick Healthcare Group, LLC*	Senior loan	L + 7.50%(a)	7.89% cash/ 2.00% PIK	04/2017	1,316	1,316	0.1	1,316
MD Now Holdings, Inc.	One stop	L + 5.25%(c)	7.64%	08/2024	7,770	7,619	0.8	7,692
MD Now Holdings, Inc.(5)	One stop	L + 5.25%	N/A(6)	08/2024	—	(1)	—	(2)
MD Now Holdings, Inc.(5)	One stop	L + 5.25%	N/A(6)	08/2024	—	(1)	—	(2)
MWD Management, LLC & MWD Services, Inc.	One stop	L + 5.25%(c)	7.64%	06/2023	5,866	5,808	0.6	5,866
MWD Management, LLC & MWD Services, Inc.^	One stop	L + 5.25%(c)	7.64%	06/2023	229	228	—	229
MWD Management, LLC & MWD Services, Inc.(5)	One stop	L + 5.25%	N/A(6)	06/2022	—	(1)	—	—
MWD Management, LLC & MWD Services, Inc.(5)	One stop	L + 5.25%	N/A(6)	06/2023	—	(3)	—	—
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)	8.39%	05/2022	9,338	9,156	1.0	9,338
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)	8.39%	05/2022	942	929	0.1	942
Oliver Street Dermatology Holdings, LLC*	One stop	L + 6.00%(c)	8.39%	05/2022	210	208	—	210
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.00%(c)	8.39%	05/2022	151	149	—	151
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)	8.39%	05/2022	133	132	—	133
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)	8.39%	05/2022	116	115	—	116
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.00%(c)	8.39%	05/2022	90	89	—	90
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)(f)	8.85%	05/2022	81	80	—	81
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)	8.39%	05/2022	78	78	—	78
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.00%(c)	8.39%	05/2022	46	45	—	46
Oliver Street Dermatology Holdings, LLC*	One stop	L + 6.00%(c)	8.39%	05/2022	41	41	—	41
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.00%(c)	8.39%	05/2022	32	32	—	32
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.00%(c)	8.39%	05/2022	30	29	—	30
Oliver Street Dermatology Holdings, LLC(5)	One stop	L + 6.00%	N/A(6)	05/2022	—	(1)	—	—
ONsite Mammography, LLC	One stop	L + 6.75%(a)	8.99%	11/2023	3,064	3,005	0.3	3,064
ONsite Mammography, LLC	One stop	L + 6.75%(c)(d)	9.15%	11/2023	22	21	—	22
ONsite Mammography, LLC(5)	One stop	L + 6.75%	N/A(6)	11/2023	—	(1)	—	—
Pinnacle Treatment Centers, Inc.	One stop	L + 6.25%(c)	8.59%	08/2021	9,879	9,724	1.0	9,879
Pinnacle Treatment Centers, Inc.	One stop	L + 6.25%(b)(c)	8.52%	08/2021	58	57	—	58
Pinnacle Treatment Centers, Inc.^	One stop	L + 6.25%(c)	8.59%	08/2021	55	54	—	55
Pinnacle Treatment Centers, Inc.	One stop	L + 6.25%(a)	8.46%	08/2021	43	42	—	43
PPT Management Holdings, LLC^	One stop	L + 7.50%(b)(f)	9.69%	12/2022	10,713	10,443	0.9	8,758
PPT Management Holdings, LLC*	One stop	L + 7.50%(b)(c)(f)	9.69%	12/2022	139	140	—	114
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
PPT Management Holdings, LLC	One stop	L + 7.50%(b)(f)	9.69%	12/2022	$84	$84	—%	$68
PPT Management Holdings, LLC	One stop	L + 7.50%(b)(f)	9.69%	12/2022	40	31	—	32
PPT Management Holdings, LLC(5)	One stop	L + 7.50%(b)(f)	9.69%	12/2022	7	4	—	(30)
Riverchase MSO, LLC	Senior loan	L + 5.25%(c)	7.64%	10/2022	4,930	4,880	0.5	4,930
Riverchase MSO, LLC	Senior loan	L + 5.25%(c)	7.63%	10/2022	54	53	—	54
RXH Buyer Corporation*^	One stop	L + 5.75%(c)	8.14%	09/2021	17,083	16,914	1.8	17,083
RXH Buyer Corporation*	One stop	L + 5.75%(c)	8.14%	09/2021	1,933	1,915	0.2	1,933
RXH Buyer Corporation	One stop	P + 4.75%(c)(f)	9.19%	09/2021	92	90	—	92
SLMP, LLC^	One stop	L + 6.00%(a)	8.24%	05/2023	7,544	7,406	0.8	7,544
SLMP, LLC^	One stop	L + 6.00%(a)	8.24%	05/2023	298	294	—	298
SLMP, LLC	One stop	N/A	7.50% PIK	05/2027	90	90	—	90
SLMP, LLC(5)	One stop	L + 6.00%	N/A(6)	05/2023	—	(1)	—	—
SLMP, LLC(5)	One stop	L + 6.00%	N/A(6)	05/2023	—	(1)	—	—
Spear Education, LLC^	One stop	L + 6.25%(c)	8.75%	08/2019	4,597	4,586	0.5	4,597
Spear Education, LLC	One stop	L + 6.25%(c)	8.59%	08/2019	74	74	—	74
Spear Education, LLC	One stop	L + 6.25%(c)	8.56%	08/2019	26	26	—	26
Summit Behavioral Healthcare, LLC^	Senior loan	L + 4.75%(c)	7.06%	10/2023	8,777	8,666	0.9	8,777
Summit Behavioral Healthcare, LLC	Senior loan	L + 4.75%(c)	7.07%	10/2023	65	63	—	65
Summit Behavioral Healthcare, LLC	Senior loan	L + 4.75%(c)	7.07%	10/2023	27	24	—	27
WHCG Management, LLC*	Senior loan	L + 5.00%(c)	7.39%	03/2023	2,370	2,348	0.3	2,370
WHCG Management, LLC	Senior loan	L + 5.00%(c)	7.35%	03/2023	100	99	—	100
WHCG Management, LLC(5)	Senior loan	L + 5.00%	N/A(6)	03/2023	—	(2)	—	—
WIRB-Copernicus Group, Inc.*^	Senior loan	L + 4.25%(a)	6.49%	08/2022	10,901	10,834	1.1	10,901
WIRB-Copernicus Group, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	08/2022	—	(1)	—	—
WIRB-Copernicus Group, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	08/2022	—	(2)	—	—
					329,007	324,822	33.4	323,259
Home and Office Furnishings, Housewares, and Durable Consumer
1A Smart Start LLC*	Senior loan	L + 4.50%(a)	6.74%	02/2022	548	547	0.1	550
CST Buyer Company^	One stop	L + 5.00%(a)	7.24%	03/2023	2,433	2,378	0.2	2,433
CST Buyer Company(5)	One stop	L + 5.00%	N/A(6)	03/2023	—	(1)	—	—
Plano Molding Company, LLC*^	One stop	L + 7.50%(a)	9.67%	05/2021	10,048	9,937	1.0	9,848
					13,029	12,861	1.3	12,831
Hotels, Motels, Inns, and Gaming
Aimbridge Hospitality, LLC*^	One stop	L + 5.00%(a)	7.24%	06/2022	9,941	9,811	1.0	9,941
Aimbridge Hospitality, LLC*	One stop	L + 5.00%(a)	7.24%	06/2022	4,830	4,764	0.5	4,830
Aimbridge Hospitality, LLC	One stop	L + 5.00%(a)	7.24%	06/2022	805	794	0.1	805
Aimbridge Hospitality, LLC	One stop	L + 5.00%(a)	7.24%	06/2022	16	15	—	16
Aimbridge Hospitality, LLC(5)	One stop	L + 5.00%	N/A(6)	06/2022	—	(1)	—	—
					15,592	15,383	1.6	15,592
Insurance
Captive Resources Midco, LLC*^	One stop	L + 5.75%(a)	7.99%	12/2021	34,313	33,908	3.5	34,313
Captive Resources Midco, LLC(5)	One stop	L + 5.75%	N/A(6)	12/2021	—	(18)	—	—
Captive Resources Midco, LLC(5)	One stop	L + 5.75%	N/A(6)	12/2021	—	(23)	—	—
Internet Pipeline, Inc.	One stop	L + 4.75%(a)	7.00%	08/2022	4,809	4,715	0.5	4,809
Internet Pipeline, Inc.*	One stop	L + 4.75%(a)	7.00%	08/2022	2,077	2,056	0.2	2,077
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Insurance – (continued)
Internet Pipeline, Inc.*	One stop	L + 4.75%(a)	7.00%	08/2022	$786	$778	0.1%	$786
Internet Pipeline, Inc.(5)	One stop	L + 4.75%	N/A(6)	08/2021	—	(1)	—	—
RSC Acquisition, Inc.	Senior loan	L + 4.25%(c)(d)(f)	6.72%	11/2022	4,380	4,358	0.5	4,369
RSC Acquisition, Inc.	Senior loan	L + 4.25%(d)(e)	6.76%	11/2021	21	21	—	21
RSC Acquisition, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	11/2022	—	(2)	—	(1)
					46,386	45,792	4.8	46,374
Leisure, Amusement, Motion Pictures, Entertainment
NFD Operating, LLC	One stop	L + 7.00%(a)	9.11%	06/2021	2,302	2,283	0.2	2,302
NFD Operating, LLC	One stop	L + 7.00%	N/A(6)	06/2021	—	—	—	—
PADI Holdco, Inc.(8)(9)	One stop	E + 5.75%(g)	5.75%	04/2023	9,591	9,591	1.0	9,313
PADI Holdco, Inc.*^	One stop	L + 5.75%(c)	8.14%	04/2023	9,677	9,465	1.0	9,677
PADI Holdco, Inc.	One stop	L + 5.75%(c)	8.14%	04/2022	125	123	—	125
Self Esteem Brands, LLC*^	Senior loan	L + 4.75%(a)	6.99%	02/2020	16,120	16,069	1.7	16,120
Self Esteem Brands, LLC(5)	Senior loan	L + 4.75%	N/A(6)	02/2020	—	(3)	—	—
Sunshine Sub, LLC	One stop	L + 4.75%(a)	6.99%	05/2024	7,720	7,575	0.8	7,720
Sunshine Sub, LLC(5)	One stop	L + 4.75%	N/A(6)	05/2024	—	(1)	—	—
Sunshine Sub, LLC(5)	One stop	L + 4.75%	N/A(6)	05/2024	—	(3)	—	—
Teaching Company, The	One stop	L + 4.75%(c)	7.09%	07/2023	10,855	10,757	1.1	10,855
Teaching Company, The(5)	One stop	L + 4.75%	N/A(6)	07/2023	—	(1)	—	—
Titan Fitness, LLC*	One stop	L + 6.50%(a)	8.61%	06/2021	12,952	12,846	1.3	12,952
Titan Fitness, LLC*	One stop	L + 6.50%(a)	8.61%	06/2021	1,954	1,949	0.2	1,954
Titan Fitness, LLC*	One stop	L + 6.50%(a)	8.61%	06/2021	1,716	1,712	0.2	1,716
Titan Fitness, LLC^	One stop	L + 6.50%(a)	8.61%	06/2021	927	920	0.1	927
Titan Fitness, LLC(5)	One stop	L + 6.50%	N/A(6)	06/2021	—	(9)	—	—
WBZ Investment LLC	One stop	L + 5.50%(a)	7.64%	09/2020	5,149	5,049	0.5	5,097
WBZ Investment LLC(5)	One stop	L + 5.50%	N/A(6)	09/2024	—	—	—	(1)
WBZ Investment LLC(5)	One stop	L + 5.50%	N/A(6)	09/2024	—	(2)	—	(2)
					79,088	78,320	8.1	78,755
Oil and Gas
Drilling Info Holdings, Inc.	Senior loan	L + 4.25%(b)	6.54%	07/2025	14,413	14,217	1.5	14,341
Drilling Info Holdings, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	07/2023	—	(2)	—	—
Drilling Info Holdings, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	07/2025	—	(4)	—	(1)
					14,413	14,211	1.5	14,340
Personal and Non Durable Consumer Products (Mfg. Only)
Georgica Pine Clothiers, LLC	One stop	L + 5.50%(c)	7.89%	11/2021	5,620	5,562	0.6	5,620
Georgica Pine Clothiers, LLC^	One stop	L + 5.50%(c)	7.89%	11/2021	490	487	0.1	490
Georgica Pine Clothiers, LLC*	One stop	L + 5.50%(c)	7.89%	11/2021	344	341	—	344
Georgica Pine Clothiers, LLC	One stop	L + 5.50%(c)(f)	8.42%	11/2021	46	45	—	46
IMPLUS Footwear, LLC	One stop	L + 6.75%(c)	9.14%	04/2021	10,013	9,913	1.0	10,013
IMPLUS Footwear, LLC	One stop	L + 6.75%(c)	9.09%	04/2021	1,763	1,745	0.2	1,763
IMPLUS Footcare, LLC	One stop	L + 6.75%(c)	9.14%	04/2021	57	57	—	57
Massage Envy, LLC*^	One stop	L + 6.75%(c)(f)	9.06%	09/2020	34,835	34,631	3.6	34,835
Massage Envy, LLC^	One stop	L + 6.75%(c)	9.06%	09/2020	99	98	—	99
Massage Envy, LLC	One stop	L + 6.75%(c)	9.09%	09/2020	64	64	—	64
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.07%	09/2020	48	48	—	48
Massage Envy, LLC	One stop	L + 6.75%(c)(f)	9.09%	09/2020	42	41	—	42
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.08%	09/2020	40	40	—	40
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.12%	09/2020	38	38	—	38
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.07%	09/2020	35	34	—	35
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.08%	09/2020	19	19	—	19
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.13%	09/2020	15	15	—	15
Massage Envy, LLC	One stop	L + 6.75%(c)	9.09%	09/2020	10	9	—	10
Massage Envy, LLC(5)	One stop	L + 6.75%	N/A(6)	09/2020	—	(7)	—	—
Orthotics Holdings, Inc.*	One stop	L + 5.50%(a)	7.74%	02/2020	8,204	8,166	0.8	8,040
Orthotics Holdings, Inc.*(8)	One stop	L + 5.50%(a)	7.74%	02/2020	1,345	1,338	0.1	1,318
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Personal and Non Durable Consumer Products (Mfg. Only) – (continued)
Orthotics Holdings, Inc.(5)(8)	One stop	L + 5.50%	N/A(6)	02/2020	$—	$(1)	—%	$—
Orthotics Holdings, Inc.(5)	One stop	L + 5.50%	N/A(6)	02/2020	—	(6)	—	(4)
Team Technologies Acquisition Company^	Senior loan	L + 5.00%(c)(f)	7.35%	12/2018	4,242	4,241	0.5	4,231
Team Technologies Acquisition Company*	Senior loan	L + 5.50%(c)(f)	7.85%	12/2018	782	781	0.1	792
Team Technologies Acquisition Company(5)	Senior loan	L + 5.00%	N/A(6)	12/2018	—	—	—	(1)
					68,151	67,699	7.0	67,954
Personal, Food and Miscellaneous Services
Captain D’s, LLC*^	Senior loan	L + 4.50%(b)	6.71%	12/2023	3,965	3,913	0.4	3,965
Captain D’s, LLC	Senior loan	P + 3.50%(a)(f)	7.86%	12/2023	20	19	—	20
Community Veterinary Partners, LLC^	One stop	L + 5.50%(c)	7.89%	10/2021	282	280	—	282
Community Veterinary Partners, LLC*	One stop	L + 5.50%(c)	7.89%	10/2021	99	97	—	99
Community Veterinary Partners, LLC	One stop	L + 5.50%(c)	7.89%	10/2021	75	75	—	75
Community Veterinary Partners, LLC(5)	One stop	L + 5.50%	N/A(6)	10/2021	—	(3)	—	—
Imperial Optical Midco Inc.	One stop	L + 4.75%(b)	7.04%	08/2023	2,725	2,685	0.3	2,684
Imperial Optical Midco Inc.	One stop	L + 4.75%(b)	6.96%	08/2023	44	39	—	39
Imperial Optical Midco Inc.	One stop	L + 4.75%	N/A(6)	08/2023	—	—	—	—
PPV Intermediate Holdings II, LLC	One stop	N/A	7.90% PIK	05/2023	2	2	—	2
PPV Intermediate Holdings II, LLC(5)	One stop	L + 5.00%	N/A(6)	05/2023	—	(1)	—	—
PPV Intermediate Holdings II, LLC(5)	One stop	L + 5.00%	N/A(6)	05/2020	—	(6)	—	—
Ruby Slipper Cafe LLC, The	One stop	L + 7.50%(c)	9.85%	01/2023	1,035	1,026	0.1	1,035
Ruby Slipper Cafe LLC, The	One stop	L + 7.50%(c)	9.82%	01/2023	5	5	—	5
Ruby Slipper Cafe LLC, The	One stop	L + 7.50%(c)	9.84%	01/2023	5	4	—	5
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	3,870	3,812	0.4	3,870
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	231	228	—	231
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	205	203	—	205
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	173	170	—	173
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	100	97	—	100
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	77	76	—	77
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	67	66	—	67
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	50	48	—	50
Southern Veterinary Partners, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2023	—	(2)	—	—
Southern Veterinary Partners, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2025	—	(7)	—	—
Veterinary Specialists of North America, LLC^	One stop	L + 5.50%(a)	7.69%	07/2021	7,331	7,278	0.8	7,331
Veterinary Specialists of North America, LLC^	One stop	L + 5.50%(a)	7.74%	07/2021	764	755	0.1	764
Veterinary Specialists of North America, LLC*	One stop	L + 5.50%(a)	7.74%	07/2021	415	413	0.1	415
Veterinary Specialists of North America, LLC*	One stop	L + 5.50%(a)	7.74%	07/2021	160	160	—	160
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Personal, Food and Miscellaneous Services – (continued)
Veterinary Specialists of North America, LLC^	One stop	L + 5.50%(a)	7.74%	07/2021	$123	$122	—%	$123
Veterinary Specialists of North America, LLC*	One stop	L + 5.50%(a)	7.74%	07/2021	62	62	—	62
Veterinary Specialists of North America, LLC	One stop	L + 5.50%(a)	7.74%	07/2021	12	10	—	12
Veterinary Specialists of North America, LLC(5)	One stop	L + 5.50%	N/A(6)	07/2021	—	(2)	—	—
Wetzel’s Pretzels, LLC*	One stop	L + 6.75%(a)	8.99%	09/2021	8,922	8,805	0.9	8,922
Wetzel’s Pretzels, LLC	One stop	L + 6.75%(a)	8.86%	09/2021	3	2	—	3
					30,822	30,431	3.1	30,776
Printing and Publishing
Brandmuscle, Inc.^	Senior loan	L + 5.00%(c)	7.39%	12/2021	618	614	0.1	622
Messenger, LLC	One stop	L + 6.00%(a)(f)	8.23%	08/2023	3,410	3,343	0.3	3,376
Messenger, LLC	One stop	P + 5.00%(f)	10.25%	08/2023	3	3	—	3
					4,031	3,960	0.4	4,001
Retail Stores
Batteries Plus Holding Corporation	One stop	L + 6.75%(a)	8.99%	07/2022	11,933	11,739	1.2	11,933
Batteries Plus Holding Corporation(5)	One stop	L + 6.75%	N/A(6)	07/2022	—	(1)	—	—
Cycle Gear, Inc.^	One stop	L + 6.50%(c)	8.84%	01/2020	10,321	10,263	1.1	10,321
Cycle Gear, Inc.^	One stop	L + 6.50%(c)	8.84%	01/2020	603	600	0.1	603
Cycle Gear, Inc.(5)	One stop	L + 6.50%	N/A(6)	01/2020	—	(7)	—	—
DTLR, Inc.*^	One stop	L + 6.50%(b)	8.68%	08/2022	22,732	22,466	2.3	22,732
Elite Sportswear, L.P.	Senior loan	L + 5.75%(c)	8.14%	06/2020	6,872	6,815	0.7	6,872
Elite Sportswear, L.P.	Senior loan	L + 5.75%(c)	8.14%	06/2020	2,763	2,740	0.3	2,763
Elite Sportswear, L.P.	Senior loan	L + 5.75%(c)	8.14%	06/2020	1,422	1,413	0.2	1,422
Elite Sportswear, L.P.*	Senior loan	L + 5.75%(c)	8.14%	06/2020	466	464	0.1	466
Elite Sportswear, L.P.	Senior loan	L + 5.75%(c)	8.14%	06/2020	216	214	—	216
Elite Sportswear, L.P.*	Senior loan	L + 5.75%(c)	8.14%	06/2020	206	205	—	206
Elite Sportswear, L.P.	Senior loan	L + 5.75%	N/A(6)	06/2020	—	—	—	—
Elite Sportswear, L.P.(5)	Senior loan	L + 5.75%	N/A(6)	06/2020	—	(3)	—	—
Feeders Supply Company, LLC	One stop	L + 5.75%(a)	8.01%	04/2021	4,826	4,769	0.5	4,826
Feeders Supply Company, LLC	Subordinated debt	N/A	12.50% cash/7.00% PIK	04/2021	67	67	—	67
Feeders Supply Company, LLC	One stop	L + 5.75%	N/A(6)	04/2021	—	—	—	—
Marshall Retail Group LLC, The^	One stop	L + 6.00%(c)	8.34%	08/2020	11,922	11,874	1.2	11,922
Marshall Retail Group LLC, The(5)	One stop	L + 6.00%	N/A(6)	08/2019	—	(9)	—	—
Mills Fleet Farm Group LLC*^	One stop	L + 5.50%(a)	7.74%	02/2022	1,815	1,743	0.2	1,815
Paper Source, Inc.^	One stop	L + 6.25%(c)	8.64%	09/2019	12,255	12,224	1.3	12,255
Paper Source, Inc.*	One stop	L + 6.25%(c)	8.64%	09/2019	1,628	1,621	0.2	1,628
Paper Source, Inc.	One stop	P + 5.00%(f)	10.25%	09/2019	965	960	0.1	965
Pet Holdings ULC*^(8)(10)	One stop	L + 5.50%(c)	7.84%	07/2022	14,764	14,575	1.5	14,764
Pet Holdings ULC*^(8)(10)	One stop	L + 5.50%(c)	7.84%	07/2022	100	99	—	100
Pet Holdings ULC(5)(8)(10)	One stop	L + 5.50%	N/A(6)	07/2022	—	(2)	—	—
PetPeople Enterprises, LLC^	One stop	L + 5.00%(a)	7.25%	09/2023	3,114	3,082	0.3	3,114
PetPeople Enterprises, LLC	One stop	N/A	8.25% PIK	01/2019	168	168	—	168
PetPeople Enterprises, LLC	One stop	L + 5.00%	N/A(6)	09/2023	—	—	—	—
PetPeople Enterprises, LLC(5)	One stop	L + 5.00%	N/A(6)	09/2023	—	(1)	—	—
					109,158	108,078	11.3	109,158

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Telecommunications
NetMotion Wireless Holdings, Inc.*^	One stop	L + 6.25%(c)	8.64%	10/2021	$6,393	$6,311	0.7%	$6,393
NetMotion Wireless Holdings, Inc.(5)	One stop	L + 6.25%	N/A(6)	10/2021	—	(1)	—	—
					6,393	6,310	0.7	6,393
Textiles and Leather
SHO Holding I Corporation*	Senior loan	L + 5.00%(c)	7.34%	10/2022	2,211	2,181	0.2	2,122
SHO Holding I Corporation	Senior loan	L + 4.00%(a)(c)	6.14%	10/2021	15	15	—	12
					2,226	2,196	0.2	2,134
Utilities
Arcos, LLC	One stop	L + 6.00%(c)	8.39%	02/2021	3,553	3,519	0.4	3,553
Arcos, LLC	One stop	L + 6.00%	N/A(6)	02/2021	—	—	—	—
					3,553	3,519	0.4	3,553
Total non-controlled/non-affiliate company debt investments					$1,679,746	$1,660,130	171.8%	$1,664,317
Equity investments(11)(12)
Aerospace and Defense
NTS Technical Systems	Common stock	N/A	N/A	N/A	2	1,506	0.1	616
NTS Technical Systems	Preferred stock	N/A	N/A	N/A	—	256	—	323
NTS Technical Systems	Preferred stock	N/A	N/A	N/A	—	128	—	177
Tresys Technology Holdings, Inc.	Common stock	N/A	N/A	N/A	295	295	—	—
Whitcraft LLC	Common stock	N/A	N/A	N/A	4	375	0.1	611
						2,560	0.2	1,727
Automobile
Grease Monkey International, LLC	LLC units	N/A	N/A	N/A	354	354	0.1	512
Polk Acquisition Corp.	LP interest	N/A	N/A	N/A	1	144	—	95
Quick Quack Car Wash Holdings, LLC	LLC units	N/A	N/A	N/A	—	207	—	207
						705	0.1	814
Beverage, Food and Tobacco
Benihana, Inc.	LLC units	N/A	N/A	N/A	43	699	0.1	856
C. J. Foods, Inc.	Preferred stock	N/A	N/A	N/A	—	75	0.1	505
Cafe Rio Holding, Inc.	Common stock	N/A	N/A	N/A	2	224	—	265
Global ID Corporation	LLC interest	N/A	N/A	N/A	2	242	—	346
Hopdoddy Holdings, LLC	LLC units	N/A	N/A	N/A	27	130	—	122
Hopdoddy Holdings, LLC	LLC units	N/A	N/A	N/A	12	36	—	35
Mendocino Farms, LLC	Common stock	N/A	N/A	N/A	11	50	—	50
Purfoods, LLC	LLC interest	N/A	N/A	N/A	381	381	0.1	527
Rubio’s Restaurants, Inc.	Preferred stock	N/A	N/A	N/A	2	945	0.1	1,236
Uinta Brewing Company	LP interest	N/A	N/A	N/A	462	462	—	—
						3,244	0.4	3,942
Buildings and Real Estate
Brooks Equipment Company, LLC	Common stock	N/A	N/A	N/A	10	1,021	0.3	2,369
Chemicals, Plastics and Rubber
Flexan, LLC	Preferred stock	N/A	N/A	N/A	—	90	—	71
Flexan, LLC	Common stock	N/A	N/A	N/A	1	—	—	—
Inhance Technologies Holdings LLC	LLC units	N/A	N/A	N/A	—	70	—	70
						160	—	141

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Manufacturing
Inventus Power, Inc.	Preferred stock	N/A	N/A	N/A	$—	$370	—%	$—
Inventus Power, Inc.	LLC units	N/A	N/A	N/A	—	54	—	48
Inventus Power, Inc.	Common stock	N/A	N/A	N/A	—	—	—	—
Reladyne, Inc.	LP interest	N/A	N/A	N/A	—	249	0.1	498
Sunless Merger Sub, Inc.	LP interest	N/A	N/A	N/A	160	160	—	—
						833	0.1	546
Diversified/Conglomerate Service
Accela, Inc.	LLC units	N/A	N/A	N/A	296	296	—	325
Agility Recovery Solutions Inc.	Preferred stock	N/A	N/A	N/A	67	341	0.1	424
Apttus Corporation	Preferred stock	N/A	N/A	N/A	18	263	—	354
Apttus Corporation	Warrant	N/A	N/A	N/A	34	194	—	185
Centrify Corporation	LP interest	N/A	N/A	N/A	—	348	—	348
Centrify Corporation	LP interest	N/A	N/A	N/A	123	—	—	—
Cloudbees, Inc.	Preferred stock	N/A	N/A	N/A	33	207	—	207
Cloudbees, Inc.	Warrant	N/A	N/A	N/A	29	39	—	39
Confluence Technologies, Inc.	LLC interest	N/A	N/A	N/A	1	87	—	100
Connexin Software, Inc.	LLC interest	N/A	N/A	N/A	69	69	—	91
Digital Guardian, Inc.	Warrant	N/A	N/A	N/A	57	10	—	10
DISA Holdings Acquisition Subsidiary Corp.	Common stock	N/A	N/A	N/A	—	154	—	248
GS Acquisitionco, Inc.	LP interest	N/A	N/A	N/A	1	98	—	127
HealthcareSource HR, Inc.	LLC interest	N/A	N/A	N/A	—	348	0.1	413
Host Analytics, Inc.	Warrant	N/A	N/A	N/A	368	134	0.1	384
Jobvite, Inc.	Warrant	N/A	N/A	N/A	72	47	—	47
Kareo, Inc.	Warrant	N/A	N/A	N/A	23	160	—	2
Kareo, Inc.	Preferred stock	N/A	N/A	N/A	1	4	—	5
Maverick Bidco Inc.	LLC units	N/A	N/A	N/A	1	369	0.1	437
MMan Acquisition Co.	LP interest	N/A	N/A	N/A	263	263	—	206
Net Health Acquisition Corp.	LP interest	N/A	N/A	N/A	—	346	0.1	388
Nexus Brands Group, Inc.	LP interest	N/A	N/A	N/A	—	136	—	155
Personify, Inc.	LLC units	N/A	N/A	N/A	297	297	—	297
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	—	417	0.1	500
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	103	4	—	51
Property Brands, Inc.	Preferred stock	N/A	N/A	N/A	28	284	—	307
Valant Medical Solutions, Inc.	Warrant	N/A	N/A	N/A	5	68	—	51
Vendavo, Inc.	Preferred stock	N/A	N/A	N/A	1,017	1,017	0.1	1,332
Verisys Corporation	LLC interest	N/A	N/A	N/A	261	261	—	239
Vitalyst, LLC	Preferred stock	N/A	N/A	N/A	—	61	—	88
Vitalyst, LLC	Common stock	N/A	N/A	N/A	1	7	—	—
Workforce Software, LLC	LLC units	N/A	N/A	N/A	323	323	0.1	371
Xmatters, Inc. and Alarmpoint, Inc.	Preferred stock	N/A	N/A	N/A	242	221	—	211
Xmatters, Inc. and Alarmpoint, Inc.	Warrant	N/A	N/A	N/A	43	34	—	16
Xmatters, Inc. and Alarmpoint, Inc.	Preferred stock	N/A	N/A	N/A	10	10	—	12
						6,917	0.8	7,970
Ecological
Pace Analytical Services, LLC	Common stock	N/A	N/A	N/A	3	304	—	280
Electronics
Diligent Corporation(13)	Preferred stock	N/A	N/A	N/A	56	1	—	206
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Electronics – (continued)
Project Silverback Holdings Corp.	Preferred stock	N/A	N/A	N/A	$3	$6	—%	$—
SEI, Inc.	LLC units	N/A	N/A	N/A	340	265	0.1	643
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	—	152	—	—
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	2	14	—	—
						438	0.1	849
Grocery
MyWebGrocer, Inc.	LLC units	N/A	N/A	N/A	1,418	1,446	—	—
MyWebGrocer, Inc.	Preferred stock	N/A	N/A	N/A	71	165	—	41
						1,611	—	41
Healthcare, Education and Childcare
Active Day, Inc.	LLC interest	N/A	N/A	N/A	1	614	0.1	446
Acuity Eyecare Holdings, LLC	LLC interest	N/A	N/A	N/A	198	198	—	196
ADCS Clinics Intermediate Holdings, LLC	Preferred stock	N/A	N/A	N/A	1	579	0.1	363
ADCS Clinics Intermediate Holdings, LLC	Common stock	N/A	N/A	N/A	—	6	—	—
Advanced Pain Management Holdings, Inc.(7)	Preferred stock	N/A	N/A	N/A	8	829	—	—
Advanced Pain Management Holdings, Inc.(7)	Common stock	N/A	N/A	N/A	67	67	—	—
Advanced Pain Management Holdings, Inc.(7)	Preferred stock	N/A	N/A	N/A	1	64	—	—
BIORECLAMATIONIVT, LLC	LLC units	N/A	N/A	N/A	—	407	0.1	666
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	8,637	864	0.1	1,073
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	87	9	—	—
Deca Dental Management LLC	LLC units	N/A	N/A	N/A	357	357	0.1	428
Dental Holdings Corporation	LLC units	N/A	N/A	N/A	883	831	0.1	733
Elite Dental Partners LLC	Common stock	N/A	N/A	N/A	—	360	0.1	360
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	18	182	—	239
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	18	—	—	19
ERG Buyer, LLC	LLC units	N/A	N/A	N/A	—	349	0.1	349
ERG Buyer, LLC	LLC units	N/A	N/A	N/A	4	4	—	4
Eyecare Services Partners Holdings LLC	LLC units	N/A	N/A	N/A	—	133	—	147
Eyecare Services Partners Holdings LLC	LLC units	N/A	N/A	N/A	—	1	—	5
G & H Wire Company, Inc.	LLC interest	N/A	N/A	N/A	148	148	—	122
IntegraMed America, Inc.	LLC interest	N/A	N/A	N/A	—	417	—	172
Katena Holdings, Inc.	LLC units	N/A	N/A	N/A	—	387	—	293
Lombart Brothers, Inc.	Common stock	N/A	N/A	N/A	1	157	—	177
MD Now Holdings, Inc.	LLC units	N/A	N/A	N/A	7	68	—	68
MWD Management, LLC & MWD Services, Inc.	LLC interest	N/A	N/A	N/A	182	182	—	122
Oliver Street Dermatology Holdings, LLC	LLC units	N/A	N/A	N/A	234	234	—	346
Pentec Acquisition Sub, Inc.	Preferred stock	N/A	N/A	N/A	1	116	—	178
Pinnacle Treatment Centers, Inc.	Preferred stock	N/A	N/A	N/A	—	231	—	268
Pinnacle Treatment Centers, Inc.	Common stock	N/A	N/A	N/A	2	2	—	6
Radiology Partners, Inc.	LLC units	N/A	N/A	N/A	43	85	—	191
Radiology Partners, Inc.	LLC units	N/A	N/A	N/A	11	76	—	48
RXH Buyer Corporation	LP interest	N/A	N/A	N/A	7	683	—	290
Sage Dental Management, LLC	LLC units	N/A	N/A	N/A	—	249	—	28
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
Sage Dental Management, LLC	LLC units	N/A	N/A	N/A	$3	$3	—%	$—
SLMP, LLC	LLC interest	N/A	N/A	N/A	289	289	—	308
Spear Education, LLC	LLC units	N/A	N/A	N/A	—	62	—	75
Spear Education, LLC	LLC units	N/A	N/A	N/A	1	1	—	28
SSH Corporation	Common stock	N/A	N/A	N/A	—	40	—	187
Summit Behavioral Healthcare, LLC	LLC interest	N/A	N/A	N/A	1	68	—	73
Summit Behavioral Healthcare, LLC	LLC interest	N/A	N/A	N/A	1	—	—	3
Surgical Information Systems, LLC	Common stock	N/A	N/A	N/A	4	414	0.1	535
U.S. Renal Care, Inc.	LP interest	N/A	N/A	N/A	1	2,665	0.2	1,796
WHCG Management, LLC	LLC interest	N/A	N/A	N/A	—	246	—	135
						12,677	1.1	10,477
Insurance
Captive Resources Midco, LLC	LLC units	N/A	N/A	N/A	1	—	0.1	393
Internet Pipeline, Inc.	Preferred stock	N/A	N/A	N/A	—	72	—	100
Internet Pipeline, Inc.	Common stock	N/A	N/A	N/A	44	1	—	174
						73	0.1	667
Leisure, Amusement, Motion Pictures, Entertainment
LMP TR Holdings, LLC	LLC units	N/A	N/A	N/A	712	712	0.1	1,151
PADI Holdco, Inc.	LLC units	N/A	N/A	N/A	—	414	—	454
Titan Fitness, LLC	LLC units	N/A	N/A	N/A	7	712	0.2	1,403
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	31	49	—	49
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	21	33	—	33
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	18	27	—	27
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	15	24	—	24
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	7	10	—	10
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	1	1	—	1
						1,982	0.3	3,152
Personal and Non Durable Consumer Products (Mfg. Only)
Georgica Pine Clothiers, LLC	LLC units	N/A	N/A	N/A	11	106	—	176
Massage Envy, LLC	LLC interest	N/A	N/A	N/A	749	210	0.2	1,490
Team Technologies Acquisition Company	Common stock	N/A	N/A	N/A	—	114	—	292
						430	0.2	1,958
Personal, Food and Miscellaneous Services
Captain D’s, LLC	LLC interest	N/A	N/A	N/A	70	70	—	64
Community Veterinary Partners, LLC	Common stock	N/A	N/A	N/A	2	244	—	310
PPV Intermediate Holdings II, LLC	LLC interest	N/A	N/A	N/A	13	13	—	13
R.G. Barry Corporation	Preferred stock	N/A	N/A	N/A	—	161	—	176
Ruby Slipper Cafe LLC, The	LLC units	N/A	N/A	N/A	12	123	—	151
Southern Veterinary Partners, LLC	LLC units	N/A	N/A	N/A	—	216	0.1	333
Southern Veterinary Partners, LLC	LLC units	N/A	N/A	N/A	64	2	—	24
Veterinary Specialists of North America, LLC	LLC units	N/A	N/A	N/A	—	106	—	185
Wetzel’s Pretzels, LLC	Common stock	N/A	N/A	N/A	—	160	—	221
						1,095	0.1	1,477
Printing and Publishing
Brandmuscle, Inc.	LLC interest	N/A	N/A	N/A	—	240	—	166

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Retail Stores
Batteries Plus Holding Corporation	LP interest	N/A	N/A	N/A	$5	$529	0.1%	$816
Cycle Gear, Inc.	LLC units	N/A	N/A	N/A	19	248	—	463
DTLR, Inc.	LLC interest	N/A	N/A	N/A	4	411	0.1	734
Elite Sportswear, L.P.	LLC interest	N/A	N/A	N/A	—	165	—	36
Feeders Supply Company, LLC	Preferred stock	N/A	N/A	N/A	2	192	—	241
Feeders Supply Company, LLC	Common stock	N/A	N/A	N/A	—	—	—	52
Marshall Retail Group LLC, The	LLC units	N/A	N/A	N/A	15	154	—	95
Paper Source, Inc.	Common stock	N/A	N/A	N/A	8	1,387	0.1	606
Pet Holdings ULC(8)(10)	LP interest	N/A	N/A	N/A	455	386	0.1	537
						3,472	0.4	3,580
Total non-controlled/non-affiliate company equity investments						$37,762	4.2%	$40,156
Total non-controlled/non-affiliate company investments					$1,679,746	$1,697,892	176.0%	$1,704,473
Non-controlled affiliate company investments(14)
Debt investments
Diversified/Conglomerate Service
Switchfly, LLC(8)	One stop	P + 2.00%(c)(f)	7.25%	04/2020	2,295	2,258	0.2	2,066
Switchfly, LLC(8)	One stop	P + 2.00%(f)	7.25%	06/2018	192	192	—	173
Switchfly, LLC(8)	One stop	P + 2.00%(f)	7.25%	04/2020	17	17	—	15
					2,504	2,467	0.2	2,254
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.*(8)	One stop	L + 10.00%(a)	10.24% cash/ 2.00% PIK	05/2019	4,257	4,255	0.4%	$4,257
Benetech, Inc.(8)	One stop	P + 8.75%(a)(f)	11.77% cash/ 2.00% PIK	05/2019	223	223	—	223
					4,480	4,478	0.4	4,480
Total non-controlled affiliate company debt investments					6,984	6,945	0.6%	6,734
Equity Investments(11)(12)
Diversified/Conglomerate Service
Switchfly LLC(8)	LLC units	N/A	N/A	N/A	408	408	0.1%	$534
						408	0.1	534
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.(8)	LLC interest	N/A	N/A	N/A	56	—	—	16
Benetech, Inc.(8)	LLC interest	N/A	N/A	N/A	56	—	—	—
						—	—	16
Total non-controlled affiliate company equity investments						$408	0.1%	550
Total non-controlled affiliate company investments					$6,984	$7,353	0.7%	$7,284
Controlled affiliate company investments(15)
Equity investments
Investment Funds and Vehicles
Senior Loan Fund LLC(8)(16)	LLC interest	N/A	N/A	N/A	75,407	$75,407	7.3%	$71,084
Total controlled affiliate company equity investments						$75,407	7.3%	$71,084
Total investments					$1,686,730	$1,780,652	184.0%	$1,782,841

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Cash and cash equivalents, foreign currencies and restricted cash and cash equivalents
Cash, foreign currencies and restricted cash					$35,173	3.6%	$35,173
BlackRock Liquidity Funds T-Fund Institutional Shares (CUSIP 09248U718)			2.00%(17)		10,532	1.1	10,532
Total cash and cash equivalents, foreign currencies and restricted cash and cash equivalents					$45,705	4.7%	$45,705
Total investments and cash and cash equivalents, foreign currencies and restricted cash and cash equivalents					$1,826,357	188.7%	$1,828,546

*
Denotes that all or a portion of the investment collateralizes the MS Credit Facility (as defined in Note 6).

^
Denotes that all or a portion of the investment secures the notes offered in the 2014 Debt Securitization (as defined in Note 6).

#
Denotes that all or a portion of the investment collateralizes the Credit Facility (as defined in Note 6).

(1)
The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”), Euro Interbank Offered Rate (“EURIBOR” or “E”) or Prime (“P”) and which reset daily, monthly, quarterly, semiannually, or annually. For each, the Company has provided the spread over LIBOR, EURIBOR or Prime and the weighted average current interest rate in effect as of September 30, 2018. Certain investments are subject to a LIBOR, EURIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable. Listed below are the index rates as of September 28, 2018, which was the last business day of the period on which LIBOR or EURIBOR was determined. The actual index rate for each loan listed may not be the applicable index rate outstanding as of September 28, 2018, as the loan may have priced or repriced based on an index rate prior to September 28, 2018.

(a)
Denotes that all or a portion of the loan was indexed to the 30-day LIBOR, which was 2.26% as of September 28, 2018.

(b)
Denotes that all or a portion of the loan was indexed to the 60-day LIBOR, which was 2.31% as of September 28, 2018.

(c)
Denotes that all or a portion of the loan was indexed to the 90-day LIBOR, which was 2.40% as of September 28, 2018.

(d)
Denotes that all or a portion of the loan was indexed to the 180-day LIBOR, which was 2.60% as of September 28, 2018.

(e)
Denotes that all or a portion of the loan was indexed to the 360-day LIBOR, which was 2.92% as of September 28, 2018.

(f)
Denotes that all or a portion of the loan was indexed to the Prime rate, which was 5.25% as of September 28, 2018.

(g)
Denotes that all or a portion of the loan was indexed to the 90-day EURIBOR, which was -0.32% as of September 28, 2018.

(2)
For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of September 30, 2018.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

(3)
The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.

(4)
The fair value of the investment was valued using significant unobservable inputs. See Note 5. Fair Value Measurements.

(5)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(6)
The entire commitment was unfunded as of September 30, 2018. As such, no interest is being earned on this investment. The investment may be subject to an unused facility fee.

(7)
Loan was on non-accrual status as of September 30, 2018, meaning that the Company has ceased recognizing interest income on the loan.

(8)
The investment is treated as a non-qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of September 30, 2018, total non-qualifying assets at fair value represented 5.8% of the Company’s total assets calculated in accordance with the 1940 Act.

(9)
Loan is denominated in foreign currency and is translated into U.S. dollars as of the valuation date or the date of the transaction. See Note 2. Significant Accounting Policies and Recent Accounting Updates — Foreign Currency Transactions.

(10)
The headquarters of this portfolio company is located in Canada.

(11)
Equity investments are non-income producing securities unless otherwise noted.

(12)
Ownership of certain equity investments may occur through a holding company or partnership.

(13)
The Company holds an equity investment that entitles it to receive preferential dividends.

(14)
As defined in the 1940 Act, the Company is deemed to be an “affiliated person” of the portfolio company as the Company owns five percent or more of the portfolio company’s voting securities (“non-controlled affiliate”). Transactions related to investments in non-controlled affiliates for the year ended September 30, 2018 were as follows:

Portfolio Company	Fair value as of September 30, 2017	Purchases (cost)(h)	Redemptions (cost)	Transfer in (out)	Discount accretion	Net change in unrealized gain/(loss)	Fair value as of September 30, 2018	Net realized gain/(loss)	Interest and fee income	Dividend income
Benetech, Inc.	$3,707	$222	$(551)	$—	$1	$1,117	$4,496	$—	$638	$—
Switchfly LLC(i)	—	254	—	2,120	25	389	2,788	—	29	—
Total Non-Controlled Affiliates	$3,707	$476	$(551)	$2,120	$26	$1,506	$7,284	$—	$667	$—
(h)
Purchases at cost includes amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans.

(i)
During the three months ended September 30, 2018, the Company’s ownership increased to over five percent of the portfolio company’s voting securities.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

(15)
As defined in the 1940 Act, the Company is deemed to be both an “affiliated person” of and “control” this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement) (“controlled affiliate”). Transactions related to investments in controlled affiliates for the year ended September 30, 2018 were as follows:

Portfolio Company	Fair value as of September 30, 2017	Purchases (cost)	Redemptions (cost)	Transfer in (out)	Discount accretion	Net change in unrealized gain/(loss)	Fair value as of September 30, 2018	Net realized gain/(loss)	Interest and fee income	Dividend income
Senior Loan Fund LLC(j)	$95,015	$12,163	$(34,213)	$—	$—	$(1,881)	$71,084	$—	$—	$8,099
Total Controlled Affiliates	$95,015	$12,163	$(34,213)	$—	$—	$(1,881)	$71,084	$—	$—	$8,099
(j)
Together with RGA Reinsurance Company (“RGA”), the Company co-invests through Senior Loan Fund LLC (“SLF”). SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect to SLF must be approved by the SLF investment committee consisting of two representatives of the Company and RGA (with unanimous approval required from (i) one representative of each of the Company and RGA or (ii) both representatives of each of the Company and RGA). Therefore, although the Company owns more than 25% of the voting securities of SLF, the Company does not believe that it has control over SLF for purposes of the 1940 Act or otherwise.

(16)
The Company receives quarterly profit distributions from its equity investment in SLF. See Note 4. Investments.

(17)
The rate shown is the annualized seven-day yield as of September 30, 2018.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments
September 30, 2017
(In thousands)
	Investment	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(16)
Investments
Non-controlled/non-affiliate company investments
Debt investments
Aerospace and Defense
ILC Dover, LP*^#	One stop	L + 9.00%(a)	8.24% cash/ 2.00% PIK	03/2020	$17,617	$17,521	1.8%	$17,617
ILC Dover, LP	One stop	L + 9.00%(a)(c)	8.24% cash/ 2.00% PIK	03/2019	801	797	0.1	801
NTS Technical Systems*^#	One stop	L + 6.25%(a)	7.49%	06/2021	21,773	21,486	2.3	21,773
NTS Technical Systems(4)	One stop	L + 6.25%	N/A(5)	06/2021	—	(72)	—	—
NTS Technical Systems(4)	One stop	L + 6.25%	N/A(5)	06/2021	—	(120)	—	—
Tresys Technology Holdings, Inc.(6)	One stop	L + 6.75%(c)	8.08%	12/2017	3,899	3,845	0.1	1,170
Tresys Technology Holdings, Inc.(6)	One stop	L + 6.75%(c)	8.06%	12/2017	659	658	0.1	659
Tronair Parent, Inc.#	Senior loan	L + 4.75%(c)(e)	6.06%	09/2023	191	189	—	191
Tronair Parent, Inc.	Senior loan	L + 4.50%(c)	5.81%	09/2021	32	31	—	31
Whitcraft LLC*^#	One stop	L + 6.25%(c)	7.58%	04/2023	12,564	12,390	1.3	12,564
Whitcraft LLC	One stop	P + 5.25%(e)	9.50%	04/2023	17	16	—	17
Whitcraft LLC(4)	One stop	L + 6.25%	N/A(5)	04/2023	—	(5)	—	—
					57,553	56,736	5.7	54,823
Automobile
Dent Wizard International Corporation*	Senior loan	L + 4.75%(a)	5.98%	04/2020	4,522	4,499	0.5	4,522
OEConnection LLC*	Senior loan	L + 5.00%(c)	6.33%	06/2022	4,834	4,735	0.5	4,852
OEConnection LLC^	Senior loan	L + 4.75%(c)	6.08%	06/2023	2,590	2,565	0.3	2,573
OEConnection LLC(4)	Senior loan	L + 5.00%	N/A(5)	06/2021	—	(1)	—	—
T5 Merger Corporation*^	One stop	L + 6.25%(a)	7.49%	03/2022	4,380	4,312	0.4	4,380
T5 Merger Corporation*	One stop	L + 6.25%(a)	7.48%	03/2022	190	188	—	190
T5 Merger Corporation*	One stop	L + 6.25%(a)	7.48%	03/2022	60	59	—	60
T5 Merger Corporation	One stop	L + 6.50%(a)	7.74%	03/2022	8	6	—	8
					16,584	16,363	1.7	16,585
Banking
HedgeServ Holding L.P.*#	One stop	L + 8.00%(c)	7.23% cash/ 2.00% PIK	02/2019	17,182	17,147	1.8	17,182
HedgeServ Holding L.P.(4)	One stop	L + 6.00%	N/A(5)	02/2019	—	(3)	—	—
					17,182	17,144	1.8	17,182
Beverage, Food and Tobacco
Abita Brewing Co., L.L.C.	One stop	L + 5.75%(a)	6.99%	04/2021	7,763	7,655	0.8	7,530
Abita Brewing Co., L.L.C.(4)	One stop	L + 5.75%	N/A(5)	04/2021	—	(1)	—	(2)
ABP Corporation*	Senior loan	L + 4.75%(c)	6.07%	09/2018	4,647	4,632	0.5	4,647
ABP Corporation	Senior loan	P + 3.50%(e)	7.75%	09/2018	334	332	—	334
Benihana, Inc.*^	One stop	L + 7.00%(a)(c)	8.32%	01/2019	16,099	15,945	1.7	15,951
Benihana, Inc.	One stop	L + 7.00%(c)(e)	9.16%	07/2018	1,726	1,711	0.2	1,706
C. J. Foods, Inc.*^	One stop	L + 6.25%(c)	7.58%	05/2019	5,205	5,164	0.5	5,205
C. J. Foods, Inc.	One stop	L + 6.25%(c)	7.58%	05/2019	656	651	0.1	656
C. J. Foods, Inc.	One stop	L + 6.25%(c)	7.56%	05/2019	129	125	—	129
Cafe Rio Holding, Inc.*^	One stop	L + 5.75%(c)	7.08%	09/2023	10,475	10,294	1.1	10,371
Cafe Rio Holding, Inc.(4)	One stop	L + 5.75%	N/A(5)	09/2023	—	(2)	—	(1)
Cafe Rio Holding, Inc.(4)	One stop	L + 5.75%	N/A(5)	09/2023	—	(5)	—	(3)
Firebirds International, LLC*	One stop	L + 5.75%(c)	7.06%	05/2018	1,063	1,058	0.1	1,063
Firebirds International, LLC*	One stop	L + 5.75%(c)	7.06%	05/2018	299	297	—	299
Firebirds International, LLC^	One stop	L + 5.75%(c)	7.06%	12/2018	96	95	—	96
Firebirds International, LLC	One stop	L + 5.75%	N/A(5)	12/2018	—	—	—	—
Firebirds International, LLC(4)	One stop	L + 5.75%	N/A(5)	05/2018	—	(1)	—	—
FWR Holding Corporation^	One stop	L + 6.00%(c)	7.40%	08/2023	5,312	5,234	0.6	5,259
FWR Holding Corporation	One stop	L + 6.00%(a)(c)	7.28%	08/2023	18	17	—	18
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)
	Investment	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(16)
Beverage, Food and Tobacco – (continued)
FWR Holding Corporation(4)	One stop	L + 6.00%	N/A(5)	08/2023	$—	$(2)	—%	$(2)
Global Franchise Group, LLC*	Senior loan	L + 5.75%(c)	7.07%	12/2019	3,530	3,496	0.4	3,495
Global Franchise Group, LLC	Senior loan	L + 5.75%	N/A(5)	12/2019	—	—	—	—
Hopdoddy Holdings, LLC	One stop	L + 8.00%(a)	9.24%	08/2020	653	645	0.1	653
Hopdoddy Holdings, LLC	One stop	L + 8.00%(a)	9.24%	08/2020	266	265	—	266
Hopdoddy Holdings, LLC	One stop	L + 8.00%	N/A(5)	08/2020	—	—	—	—
Julio & Sons Company	One stop	L + 5.50%	N/A(5)	12/2018	—	—	—	—
Mid-America Pet Food, L.L.C.^	One stop	L + 5.50%(c)	6.83%	12/2021	5,640	5,568	0.6	5,640
Mid-America Pet Food, L.L.C.(4)	One stop	L + 5.50%	N/A(5)	12/2021	—	(1)	—	—
NBC Intermediate, LLC#	Senior loan	L + 4.50%(a)	5.74%	09/2023	2,288	2,265	0.2	2,265
NBC Intermediate, LLC	Senior loan	L + 4.50%	N/A(5)	09/2023	—	—	—	—
P&P Food Safety US Acquisition, Inc.*	One stop	L + 6.50%(c)	7.82%	11/2021	4,126	4,083	0.4	4,126
P&P Food Safety US Acquisition, Inc.	One stop	P + 5.25%(e)	9.50%	11/2021	13	13	—	13
Purfoods, LLC	One stop	L + 6.25%(c)	7.57%	05/2021	8,561	8,407	0.9	8,561
Purfoods, LLC	One stop	N/A	7.00% PIK	05/2026	109	109	—	112
Purfoods, LLC	One stop	L + 6.25%(a)(c)	7.55%	05/2021	70	69	—	70
Purfoods, LLC	One stop	L + 6.25%(c)	7.58%	05/2021	15	15	—	15
Purfoods, LLC	One stop	L + 6.25%(a)	7.49%	05/2021	15	15	—	15
Purfoods, LLC	One stop	L + 6.25%(c)	7.58%	05/2021	14	14	—	14
Purfoods, LLC	One stop	L + 6.25%(c)	7.58%	05/2021	11	11	—	11
Purfoods, LLC	One stop	L + 6.25%(c)	7.58%	05/2021	10	10	—	10
Restaurant Holding Company, LLC#	Senior loan	L + 7.75%(a)	8.99%	02/2019	4,469	4,455	0.4	4,246
Rubio’s Restaurants, Inc.*^	Senior loan	L + 4.75%(c)	6.07%	11/2018	8,828	8,807	0.9	8,828
Smashburger Finance LLC	Senior loan	L + 5.50%(c)	6.83%	05/2018	79	79	—	69
Smashburger Finance LLC(4)	Senior loan	L + 5.50%	N/A(5)	05/2018	—	(1)	—	—
Surfside Coffee Company LLC#	One stop	L + 5.25%(c)	6.58%	06/2020	4,436	4,411	0.5	4,436
Surfside Coffee Company LLC	One stop	L + 5.25%(c)	6.58%	06/2020	335	334	—	335
Surfside Coffee Company LLC	One stop	L + 5.25%(c)	6.57%	06/2020	30	30	—	30
Tate’s Bake Shop, Inc.^	Senior loan	L + 5.00%(c)	6.33%	08/2019	591	588	0.1	591
Uinta Brewing Company^	One stop	L + 8.50%(a)	9.74%	08/2019	3,734	3,720	0.4	3,622
Uinta Brewing Company	One stop	L + 8.50%(a)	9.74%	08/2019	539	535	0.1	517
					102,184	101,141	10.6	101,196
Broadcasting and Entertainment
TouchTunes Interactive Networks, Inc.^	Senior loan	L + 4.75%(a)	5.99%	05/2021	1,462	1,458	0.2	1,469
Building and Real Estate
Brooks Equipment Company, LLC*^	One stop	L + 5.00%(b)(c)	6.32%	08/2020	21,846	21,687	2.3	21,846
Brooks Equipment Company, LLC*	One stop	L + 5.00%(c)	6.32%	08/2020	5,400	5,366	0.6	5,400
Brooks Equipment Company, LLC	One stop	L + 5.00%(a)	6.24%	08/2020	890	880	0.1	890
Jensen Hughes, Inc.#	Senior loan	L + 5.00%(d)	6.45%	12/2021	153	152	—	153
MRI Software LLC^	One stop	L + 6.00%(c)	7.33%	06/2023	23,923	23,312	2.5	23,683
MRI Software LLC#	One stop	L + 6.00%(c)	7.33%	06/2023	13,883	13,744	1.4	13,744
MRI Software LLC	One stop	L + 6.00%(c)	7.32%	06/2023	167	165	—	165
MRI Software LLC(4)	One stop	L + 6.00%	N/A(5)	06/2023	—	(3)	—	(2)
MRI Software LLC(4)	One stop	L + 6.00%(c)	N/A(5)	06/2023	—	(7)	—	(5)
					66,262	65,296	6.9	65,874

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(16)
Chemicals, Plastics and Rubber
Flexan, LLC*	One stop	L + 5.75%(c)	7.08%	02/2020	$2,333	$2,316	0.2%	$2,333
Flexan, LLC	One stop	P + 4.50%(e)	8.75%	02/2020	2	1	—	2
					2,335	2,317	0.2	2,335
Diversified/Conglomerate Manufacturing
Chase Industries, Inc.*^#	One stop	L + 5.75%(c)	7.05%	09/2020	31,371	31,164	3.3	31,371
Chase Industries, Inc.#	One stop	L + 5.75%(c)	7.05%	09/2020	4,771	4,747	0.5	4,771
Chase Industries, Inc.	One stop	L + 5.75%(a)	6.99%	09/2020	324	313	—	324
Inventus Power, Inc.*^	One stop	L + 6.50%(a)	7.74%	04/2020	8,140	8,098	0.7	7,326
Inventus Power, Inc.	One stop	L + 6.50%(a)	7.74%	04/2020	251	248	—	198
Onicon Incorporated*^#	One stop	L + 6.00%(c)	7.33%	04/2020	12,878	12,782	1.3	12,878
Onicon Incorporated(4)	One stop	L + 6.00%	N/A(5)	04/2020	—	(4)	—	—
PetroChoice Holdings, Inc.^	Senior loan	L + 5.00%(b)	6.28%	08/2022	1,750	1,709	0.2	1,750
Plex Systems, Inc.*^	One stop	L + 7.50%(d)	8.96%	06/2020	18,797	18,527	2.0	18,797
Plex Systems, Inc.(4)	One stop	L + 7.50%	N/A(5)	06/2020	—	(22)	—	—
Reladyne, Inc.*^#	Senior loan	L + 5.00%(a)	6.24%	07/2022	17,049	16,812	1.8	16,879
Reladyne, Inc.(4)	Senior loan	L + 5.00%	N/A(5)	07/2022	—	(2)	—	(2)
Reladyne, Inc.(4)	Senior loan	L + 5.00%	N/A(5)	07/2022	—	(5)	—	(5)
Sunless Merger Sub, Inc.#	Senior loan	L + 5.00%(a)(e)	6.27%	07/2019	1,457	1,463	0.2	1,457
Sunless Merger Sub, Inc.	Senior loan	P + 3.75%(e)	8.00%	07/2019	326	326	—	326
					97,114	96,156	10.0	96,070
Diversified/Conglomerate Service
Accela, Inc.#	One stop	L + 6.25%(c)	7.58%	09/2023	5,842	5,754	0.6	5,783
Accela, Inc.	One stop	P + 5.25%(e)	9.50%	09/2023	1	—	—	1
Actiance, Inc.*^	One stop	L + 9.00%(a)	10.24%	10/2019	3,962	3,862	0.4	3,962
Actiance, Inc.	One stop	L + 9.00%(a)	10.24%	10/2019	20	20	—	20
Agility Recovery Solutions Inc.*^	One stop	L + 6.50%(c)	7.81%	03/2020	13,924	13,823	1.4	13,924
Agility Recovery Solutions Inc.(4)	One stop	L + 6.50%	N/A(5)	03/2020	—	(4)	—	—
Anaqua, Inc.#	One stop	L + 6.50%(c)	7.81%	07/2022	7,018	6,917	0.7	6,948
Anaqua, Inc.(4)	One stop	L + 6.50%	N/A(5)	07/2022	—	(1)	—	(1)
Bomgar Corporation^	One stop	L + 7.50%(c)	8.83%	06/2022	4,839	4,762	0.5	4,839
Bomgar Corporation(4)	One stop	L + 7.50%	N/A(5)	06/2022	—	(2)	—	—
Clearwater Analytics, LLC*^	One stop	L + 7.50%(a)	8.74%	09/2022	9,594	9,451	1.0	9,594
Clearwater Analytics, LLC	One stop	L + 7.50%(a)	8.74%	09/2022	9	8	—	9
Daxko Acquisition Corporation*^	One stop	L + 6.50%(a)	7.74%	09/2022	8,472	8,366	0.9	8,472
Daxko Acquisition Corporation	One stop	L + 6.50%	N/A(5)	09/2022	—	—	—	—
EGD Security Systems, LLC	One stop	L + 6.25%(c)	7.55%	06/2022	11,114	10,918	1.1	11,114
EGD Security Systems, LLC^	One stop	L + 6.25%(a)	7.49%	06/2022	98	97	—	98
EGD Security Systems, LLC	One stop	L + 6.25%(a)(c)	7.55%	06/2022	35	34	—	35
EGD Security Systems, LLC(4)	One stop	L + 6.25%	N/A(5)	06/2022	—	(1)	—	—
HealthcareSource HR, Inc.*	One stop	L + 6.75%(c)	8.08%	05/2020	20,719	20,439	2.1	20,719
HealthcareSource HR, Inc.(4)	One stop	L + 6.75%	N/A(5)	05/2020	—	(1)	—	—
Host Analytics, Inc.	One stop	N/A	8.50% cash/ 2.25% PIK	08/2021	3,098	3,055	0.3	3,098
Host Analytics, Inc.	One stop	N/A	8.50% cash/ 2.25% PIK	08/2021	2,597	2,470	0.3	2,597
Host Analytics, Inc.(4)	One stop	N/A	N/A(5)	08/2021	—	(7)	—	—
III US Holdings, LLC(4)	One stop	L + 6.50%	N/A(5)	09/2022	—	(1)	—	—
Integration Appliance, Inc.*^	One stop	L + 8.25%(c)	9.57%	09/2020	16,123	16,020	1.7	16,123
Integration Appliance, Inc.	One stop	L + 8.25%(c)	9.57%	09/2020	7,914	7,806	0.8	7,914
Integration Appliance, Inc.	One stop	L + 8.25%(c)	9.57%	09/2020	5,396	5,329	0.6	5,396
Integration Appliance, Inc.	One stop	L + 8.25%(c)	9.57%	09/2020	2,484	2,462	0.3	2,484
Integration Appliance, Inc.	One stop	L + 8.25%(c)	9.57%	09/2020	924	917	0.1	924
Integration Appliance, Inc.*	One stop	L + 8.25%(c)	9.57%	09/2020	719	712	0.1	719
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(16)
Diversified/Conglomerate Service – (continued)
Maverick Bidco Inc.*#	One stop	L + 6.25%(c)	7.56%	04/2023	$17,645	$17,311	1.8%	$17,645
Maverick Bidco Inc.	One stop	L + 6.25%(c)	7.57%	04/2023	27	25	—	27
Maverick Bidco Inc.(4)	One stop	L + 6.25%	N/A(5)	04/2023	—	(2)	—	—
MMan Acquisition Co.#	One stop	L + 6.00%(b)	7.26%	08/2023	9,824	9,680	1.0	9,726
MMan Acquisition Co.	One stop	L + 6.00%(c)	7.33%	08/2023	10	9	—	9
Netsmart Technologies, Inc.#	Senior loan	L + 4.50%(c)	5.83%	04/2023	1,755	1,740	0.2	1,779
Netsmart Technologies, Inc.(4)	Senior loan	L + 4.75%	N/A(5)	04/2023	—	(8)	—	—
PT Intermediate Holdings III, LLC	One stop	L + 6.50%(a)	7.74%	06/2022	22,028	21,594	2.3	22,028
PT Intermediate Holdings III, LLC*	One stop	L + 6.50%(a)	7.74%	06/2022	2,177	2,157	0.2	2,177
PT Intermediate Holdings III, LLC	One stop	L + 6.50%(a)(e)	7.90%	06/2022	200	197	—	200
Saba Software, Inc.#	One stop	L + 5.50%(a)	6.74%	05/2023	20,297	19,967	2.1	20,297
Saba Software, Inc.(4)	One stop	L + 5.50%	N/A(5)	05/2023	—	(2)	—	—
Saldon Holdings, Inc.*	Senior loan	L + 4.50%(a)(b)	5.77%	09/2022	803	793	0.1	793
Secure-24, LLC*^	One stop	L + 5.00%(c)	6.33%	08/2019	21,653	21,479	2.3	21,653
Secure-24, LLC(4)	One stop	L + 5.00%	N/A(5)	08/2019	—	(4)	—	—
Severin Acquisition, LLC^	Senior loan	L + 5.38%(a)	6.62%	07/2021	883	873	0.1	898
Severin Acquisition, LLC^	Senior loan	L + 5.00%(a)	6.24%	07/2021	786	778	0.1	789
Severin Acquisition, LLC^	Senior loan	L + 5.38%(a)	6.62%	07/2021	601	594	0.1	611
Severin Acquisition, LLC^	Senior loan	L + 4.88%(a)	6.12%	07/2021	194	192	—	194
Switchfly, Inc.	One stop	L + 10.00%(c)	9.80% cash/ 1.50% PIK	04/2020	2,398	2,296	0.3	2,398
Switchfly, Inc.	One stop	L + 10.00%	N/A(5)	04/2020	—	—	—	—
Telesoft, LLC#	One stop	L + 5.50%(c)	6.81%	07/2022	4,192	4,152	0.4	4,150
Telesoft, LLC(4)	One stop	L + 5.50%	N/A(5)	07/2022	—	(1)	—	(1)
Trintech, Inc.*^#	One stop	L + 6.00%(c)	7.31%	10/2021	12,096	11,987	1.3	12,096
Trintech, Inc.	One stop	L + 6.00%	N/A(5)	10/2021	—	—	—	—
Vendavo, Inc.	One stop	L + 8.50%(c)	9.80%	10/2019	17,982	17,804	1.9	17,982
Vendavo, Inc.(4)	One stop	L + 8.50%	N/A(5)	10/2019	—	(6)	—	—
Vendor Credentialing Service LLC^	One stop	L + 6.00%(a)	7.24%	11/2021	12,239	12,018	1.3	12,239
Vendor Credentialing Service LLC(4)	One stop	L + 6.00%	N/A(5)	11/2021	—	(1)	—	—
Verisys Corporation*	One stop	L + 6.75%(c)	8.08%	01/2023	3,926	3,873	0.4	3,926
Verisys Corporation(4)	One stop	L + 6.75%	N/A(5)	01/2023	—	(1)	—	—
Workforce Software, LLC^	One stop	L + 10.50%(c)	4.80% cash/ 7.00% PIK	06/2021	5,343	5,315	0.6	5,343
Workforce Software, LLC	One stop	L + 10.50%(c)	4.80% cash/ 7.00% PIK	06/2021	50	50	—	50
Xmatters, Inc. and Alarmpoint, Inc.	One stop	L + 9.25%(a)	9.74% cash/ 0.75% PIK	08/2021	4,874	4,803	0.5	4,874
Xmatters, Inc. and Alarmpoint, Inc.	One stop	L + 9.25%(a)	9.74% cash/ 0.75% PIK	08/2021	20	20	—	20
					286,905	282,887	29.9	286,675
Ecological
Pace Analytical Services, LLC	One stop	L + 6.00%(a)	7.24%	09/2022	15,345	14,994	1.6	15,345
Pace Analytical Services, LLC^	One stop	L + 6.00%(a)	7.24%	09/2022	1,427	1,406	0.2	1,427
Pace Analytical Services, LLC	One stop	L + 6.00%(a)	7.24%	09/2022	349	344	—	349
Pace Analytical Services, LLC	One stop	L + 6.00%(a)	7.24%	09/2022	25	24	—	25
Pace Analytical Services, LLC(4)	One stop	L + 6.00%	N/A(5)	09/2022	—	(5)	—	—
WRE Holding Corp.#	Senior loan	L + 4.75%(a)	5.99%	01/2023	1,019	1,008	0.1	1,019
WRE Holding Corp.	Senior loan	L + 4.75%(a)(c)	6.00%	01/2023	7	7	—	7
WRE Holding Corp.	Senior loan	L + 4.75%	N/A(5)	01/2023	—	—	—	—
WRE Holding Corp.(4)	Senior loan	L + 4.75%	N/A(5)	01/2023	—	(1)	—	—
					18,172	17,777	1.9	18,172

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(16)
Electronics
Appriss Holdings, Inc.*^	Senior loan	L + 5.25%(c)	6.58%	11/2020	$15,295	$15,157	1.6%	$15,295
Appriss Holdings, Inc.	Senior loan	L + 5.25%(b)	6.53%	11/2020	1,892	1,869	0.2	1,892
Compusearch Software Holdings, Inc.^	Senior loan	L + 4.25%(c)	5.58%	05/2021	1,735	1,733	0.2	1,735
Diligent Corporation#	One stop	L + 6.25%(c)	7.58%	04/2022	4,928	4,860	0.5	4,928
Diligent Corporation*	One stop	L + 6.25%(c)	7.58%	04/2022	4,839	4,735	0.5	4,839
Diligent Corporation*^	One stop	L + 6.25%(c)	7.58%	04/2022	2,648	2,609	0.3	2,648
Diligent Corporation(4)	One stop	L + 6.25%	N/A(5)	04/2022	—	(2)	—	—
Gamma Technologies, LLC^	One stop	L + 4.75%(a)	5.99%	06/2021	7,555	7,508	0.8	7,555
Gamma Technologies, LLC(4)	One stop	L + 5.00%	N/A(5)	06/2021	—	(1)	—	—
LD Intermediate Holdings, Inc.*^	Senior loan	L + 5.88%(c)	7.19%	12/2022	2,540	2,362	0.2	2,390
Park Place Technologies LLC*^	Senior loan	L + 5.00%(c)	6.33%	06/2022	15,751	15,587	1.6	15,594
Park Place Technologies LLC(4)	One stop	L + 5.00%	N/A(5)	06/2022	—	(2)	—	(2)
Sloan Company, Inc., The#	One stop	L + 7.25%(c)	8.58%	04/2020	7,437	7,364	0.7	7,065
Sloan Company, Inc., The	One stop	L + 7.25%(c)	8.57%	04/2020	33	32	—	30
Sovos Compliance*^	One stop	L + 6.00%(a)	7.24%	03/2022	9,328	9,186	1.0	9,235
Sovos Compliance(4)	One stop	L + 6.00%	N/A(5)	03/2022	—	(2)	—	(1)
Sovos Compliance Formerly Taxware, LLC^	One stop	L + 6.00%(a)	7.24%	03/2022	1,569	1,546	0.2	1,553
Sovos Compliance Formerly Taxware, LLC	One stop	L + 6.00%	N/A(5)	03/2022	—	—	—	—
Watchfire Enterprises, Inc.	Second Lien	L + 8.00%(c)	9.33%	10/2021	9,434	9,306	1.0	9,434
					84,984	83,847	8.8	84,190
Grocery
MyWebGrocer, Inc.*	One stop	L + 8.75%(a)	10.00%	10/2017	14,271	14,265	1.5	14,271
Healthcare, Education and Childcare
Active Day, Inc.	One stop	L + 6.00%(a)	7.24%	12/2021	13,401	13,145	1.4	13,401
Active Day, Inc.^	One stop	L + 6.00%(a)	7.24%	12/2021	1,034	1,021	0.1	1,034
Active Day, Inc.	One stop	L + 6.00%(a)	7.24%	12/2021	666	660	0.1	666
Active Day, Inc.	One stop	L + 6.00%(a)	7.24%	12/2021	460	455	—	460
Active Day, Inc.(4)	One stop	L + 6.00%	N/A(5)	12/2021	—	(1)	—	—
Active Day, Inc.(4)	One stop	L + 6.00%	N/A(5)	12/2021	—	(3)	—	—
Acuity Eyecare Holdings, LLC	One stop	L + 6.75%(b)(c)	8.04%	03/2022	3,614	3,533	0.4	3,614
Acuity Eyecare Holdings, LLC	One stop	L + 6.75%(c)	8.06%	03/2022	38	36	—	38
Acuity Eyecare Holdings, LLC(4)	One stop	L + 6.75%	N/A(5)	03/2022	—	(1)	—	—
ADCS Clinics Intermediate Holdings, LLC	One stop	L + 5.75%(c)	7.08%	05/2022	21,281	20,788	2.2	20,855
ADCS Clinics Intermediate Holdings, LLC*	One stop	L + 5.75%(c)	7.08%	05/2022	108	107	—	106
ADCS Clinics Intermediate Holdings, LLC	One stop	P + 4.75%(e)	9.00%	05/2022	95	93	—	93
ADCS Clinics Intermediate Holdings, LLC*	One stop	L + 5.75%(c)	7.08%	05/2022	32	31	—	31
ADCS Clinics Intermediate Holdings, LLC	One stop	P + 4.75%(e)	9.00%	05/2022	5	2	—	5
Agilitas USA, Inc.#	One stop	L + 6.00%(c)	7.30%	04/2022	8,439	8,362	0.9	8,439
Agilitas USA, Inc.	One stop	L + 6.00%(c)	7.30%	04/2022	10	9	—	10
Agilitas USA, Inc.(4)	One stop	L + 6.00%	N/A(5)	04/2022	—	(1)	—	—
Aris Teleradiology Company, LLC*	Senior loan	L + 5.50%(c)	6.83%	03/2021	2,699	2,679	0.2	2,322
Aris Teleradiology Company, LLC	Senior loan	L + 5.50%(c)	6.81%	03/2021	25	25	—	21
Avalign Technologies, Inc.^	Senior loan	L + 4.50%(a)	5.74%	07/2021	1,442	1,437	0.2	1,438
BIORECLAMATIONIVT, LLC*^#	One stop	L + 5.75%(a)	6.99%	01/2021	15,764	15,586	1.7	15,764
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(16)
Healthcare, Education and Childcare – (continued)
BIORECLAMATIONIVT, LLC	One stop	P + 4.75%(e)	9.00%	01/2021	$55	$54	—%	$55
California Cryobank, LLC^	One stop	L + 5.50%(c)	6.83%	08/2019	1,479	1,473	0.2	1,479
California Cryobank, LLC^	One stop	L + 5.50%(c)	6.83%	08/2019	567	561	0.1	567
California Cryobank, LLC^	One stop	L + 5.50%(c)	6.83%	08/2019	189	189	—	189
California Cryobank, LLC(4)	One stop	L + 5.50%	N/A(5)	08/2019	—	(1)	—	—
CLP Healthcare Services, Inc.^	Senior loan	L + 5.25%(c)	6.58%	12/2020	3,924	3,897	0.4	3,846
Curo Health Services LLC#	Senior loan	L + 4.00%(b)(c)	5.31%	02/2022	3,273	3,261	0.3	3,283
DCA Investment Holding, LLC*^#	One stop	L + 5.25%(c)	6.58%	07/2021	18,776	18,515	2.0	18,776
DCA Investment Holding, LLC*^#	One stop	L + 5.25%(c)	6.58%	07/2021	13,467	13,355	1.4	13,467
DCA Investment Holding, LLC#	One stop	L + 5.25%(c)	6.58%	07/2021	2,475	2,436	0.3	2,475
DCA Investment Holding, LLC	One stop	P + 4.25%(e)	8.50%	07/2021	657	645	0.1	657
DCA Investment Holding, LLC(4)	One stop	L + 5.25%	N/A(5)	07/2021	—	(3)	—	—
Deca Dental Management LLC*^	One stop	L + 6.25%(c)	7.58%	07/2020	4,086	4,052	0.4	4,086
Deca Dental Management LLC	One stop	L + 6.25%(a)(c)	7.57%	07/2020	497	493	0.1	497
Deca Dental Management LLC	One stop	L + 6.25%(a)	7.49%	07/2020	50	50	—	50
Deca Dental Management LLC(4)	One stop	L + 6.25%	N/A(5)	07/2020	—	(2)	—	—
Delta Educational Systems*(6)	Senior loan	P + 6.75%(e)	9.00% cash/ 2.00% PIK	12/2018	1,438	1,433	—	—
Delta Educational Systems(4)(6)	Senior loan	L + 6.00%	N/A(5)	12/2018	—	—	—	(60)
Dental Holdings Corporation	One stop	L + 5.50%(c)	6.81%	02/2020	7,436	7,339	0.8	7,287
Dental Holdings Corporation	One stop	L + 5.50%(b)	6.78%	02/2020	1,133	1,121	0.1	1,110
Dental Holdings Corporation	One stop	L + 5.50%(c)	6.82%	02/2020	220	211	—	198
eSolutions, Inc.*^	One stop	L + 6.50%(a)	7.74%	03/2022	20,091	19,787	2.1	20,091
eSolutions, Inc.(4)	One stop	L + 6.50%	N/A(5)	03/2022	—	(1)	—	—
Excelligence Learning Corporation^	One stop	L + 6.00%(a)	7.24%	04/2023	4,854	4,809	0.5	4,854
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	7.58%	05/2023	8,006	7,800	0.8	8,006
Eyecare Services Partners Holdings LLC	One stop	P + 5.25%(e)	9.50%	05/2023	17	14	—	17
Eyecare Services Partners Holdings LLC(4)	One stop	L + 6.25%	N/A(5)	05/2023	—	(4)	—	—
Eyecare Services Partners Holdings LLC(4)	One stop	L + 6.25%	N/A(5)	05/2023	—	(5)	—	—
G & H Wire Company, Inc.#	One stop	L + 5.50%(c)	6.81%	09/2023	5,642	5,572	0.6	5,585
G & H Wire Company, Inc.(4)	One stop	L + 5.50%	N/A(5)	09/2023	—	(1)	—	(1)
Immucor, Inc.#	Senior loan	L + 5.00%(a)	6.24%	06/2021	1,613	1,592	0.2	1,639
Joerns Healthcare, LLC*^	One stop	L + 6.50%(c)	7.82%	05/2020	3,497	3,462	0.3	3,281
Kareo, Inc.	One stop	L + 9.00%(b)	10.27%	06/2022	4,518	4,303	0.5	4,518
Kareo, Inc.	One stop	L + 9.00%	N/A(5)	06/2022	—	—	—	—
Katena Holdings, Inc.^	One stop	L + 6.25%(c)	7.58%	06/2021	8,611	8,555	0.9	8,439
Katena Holdings, Inc.^	One stop	L + 6.25%(c)	7.58%	06/2021	841	836	0.1	824
Katena Holdings, Inc.	One stop	P + 5.25%(e)	9.50%	06/2021	64	63	—	62
Lombart Brothers, Inc.#	One stop	L + 6.75%(c)	8.08%	04/2022	3,631	3,548	0.4	3,631
Lombart Brothers, Inc.#(7)	One stop	L + 6.75%(c)	8.08%	04/2022	1,664	1,639	0.2	1,664
Lombart Brothers, Inc.	One stop	P + 5.50%(e)	9.75%	04/2022	36	35	—	36
Lombart Brothers, Inc.(7)	One stop	L + 6.75%	N/A(5)	04/2022	—	—	—	—
Maverick Healthcare Group, LLC*	Senior loan	L + 7.50%(a)	7.25% cash/ 2.00% PIK	12/2017	1,959	1,959	0.2	1,900
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(16)
Healthcare, Education and Childcare – (continued)
Maverick Healthcare Group, LLC	Senior loan	P + 6.50%(e)	5.25% cash/ 5.50% PIK	12/2017	$82	$82	—%	$82
MWD Management, LLC & MWD Services, Inc.#	One stop	L + 5.25%(c)	6.58%	06/2023	5,925	5,854	0.6	5,925
MWD Management, LLC & MWD Services, Inc.(4)	One stop	L + 5.25%	N/A(5)	06/2022	—	(1)	—	—
MWD Management, LLC & MWD Services, Inc.(4)	One stop	L + 5.25%	N/A(5)	06/2023	—	(2)	—	—
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.50%(c)	7.83%	05/2022	9,434	9,226	1.0	9,434
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.50%(c)	7.83%	05/2022	952	938	0.1	952
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.50%(a)(b)(c)	7.78%	05/2022	201	199	—	201
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.50%(c)	7.81%	05/2022	46	45	—	46
Oliver Street Dermatology Holdings, LLC*	One stop	L + 6.50%(c)	7.83%	05/2022	42	41	—	42
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.50%(c)	7.83%	05/2022	33	32	—	33
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.50%(c)	7.83%	05/2022	30	30	—	30
Oliver Street Dermatology Holdings, LLC(4)	One stop	L + 6.50%	N/A(5)	05/2022	—	(1)	—	—
Oliver Street Dermatology Holdings, LLC(4)	One stop	L + 6.50%	N/A(5)	05/2022	—	(1)	—	—
Pinnacle Treatment Centers, Inc.	One stop	L + 6.25%(b)	7.53%	08/2021	9,980	9,768	1.0	9,980
Pinnacle Treatment Centers, Inc.	One stop	P + 5.00%(e)	9.25%	08/2021	30	29	—	30
Pinnacle Treatment Centers, Inc.(4)	One stop	L + 6.25%	N/A(5)	08/2021	—	(2)	—	—
PPT Management Holdings, LLC^	One stop	L + 6.00%(c)	7.33%	12/2022	10,223	10,022	1.0	10,018
PPT Management Holdings, LLC	One stop	L + 6.00%(c)	7.33%	12/2022	135	132	—	132
PPT Management Holdings, LLC	One stop	L + 6.00%(a)	7.24%	12/2022	50	46	—	46
Premise Health Holding Corp.*^#	One stop	L + 4.50%(c)	5.83%	06/2020	14,812	14,753	1.5	14,812
Premise Health Holding Corp.(4)	One stop	L + 4.50%	N/A(5)	06/2020	—	(12)	—	—
Pyramid Healthcare, Inc.	One stop	L + 6.50%(a)	7.74%	08/2019	150	148	—	150
Radiology Partners, Inc.^#	One stop	L + 5.75%(c)	7.08%	09/2020	22,345	22,111	2.3	22,345
Radiology Partners, Inc.	One stop	L + 5.75%(c)	7.08%	09/2020	925	909	0.1	925
Radiology Partners, Inc.	One stop	L + 5.75%(c)	7.08%	09/2020	701	700	0.1	701
Radiology Partners, Inc.(4)	One stop	L + 5.75%	N/A(5)	09/2020	—	(4)	—	—
Reliant Pro ReHab, LLC*	Senior loan	L + 5.00%(c)	6.33%	12/2017	2,474	2,472	0.3	2,474
Reliant Pro ReHab, LLC	Senior loan	P + 4.00%(e)	8.25%	12/2017	352	351	—	352
Riverchase MSO, LLC#	Senior loan	L + 5.25%(c)	6.58%	10/2022	4,981	4,917	0.5	4,981
Riverchase MSO, LLC	Senior loan	L + 5.25%(c)	6.58%	10/2022	28	27	—	28
RXH Buyer Corporation*^	One stop	L + 5.75%(c)	7.08%	09/2021	17,259	17,032	1.8	16,914
RXH Buyer Corporation*	One stop	L + 5.75%(c)	7.08%	09/2021	1,953	1,928	0.2	1,914
RXH Buyer Corporation	One stop	L + 5.75%(c)(e)	7.61%	09/2021	55	52	—	51
SLMP, LLC	One stop	L + 6.00%(a)	7.24%	05/2023	6,196	6,050	0.6	6,196
SLMP, LLC	One stop	N/A	7.50% PIK	05/2027	83	83	—	83
SLMP, LLC(4)	One stop	L + 6.00%	N/A(5)	05/2023	—	(1)	—	—
SLMP, LLC(4)	One stop	L + 6.00%	N/A(5)	05/2023	—	(1)	—	—
Spear Education, LLC^	One stop	L + 6.00%(c)	7.30%	08/2019	4,644	4,622	0.5	4,644
Spear Education, LLC	One stop	L + 6.00%(c)	7.30%	08/2019	75	75	—	75
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(16)
Healthcare, Education and Childcare – (continued)
Spear Education, LLC(4)	One stop	L + 6.00%	N/A(5)	08/2019	$—	$—	—%	$(1)
Summit Behavioral Holdings I, LLC*	One stop	L + 5.00%(a)	6.24%	06/2021	4,338	4,297	0.5	4,338
Summit Behavioral Holdings I, LLC	One stop	L + 5.00%(a)	6.24%	06/2021	113	112	—	113
Summit Behavioral Holdings I, LLC	One stop	L + 5.00%(a)	6.24%	06/2021	5	5	—	5
WHCG Management, LLC*	Senior loan	L + 4.75%(c)	6.08%	03/2023	2,394	2,367	0.2	2,394
WHCG Management, LLC(4)	Senior loan	L + 4.75%	N/A(5)	03/2023	—	(1)	—	—
WHCG Management, LLC(4)	Senior loan	L + 4.75%	N/A(5)	03/2023	—	(3)	—	—
WIRB-Copernicus Group, Inc.*^	Senior loan	L + 5.00%(c)	6.33%	08/2022	9,812	9,733	1.0	9,812
WIRB-Copernicus Group, Inc.	Senior loan	L + 5.00%	N/A(5)	08/2022	—	—	—	—
Young Innovations, Inc.*	Senior loan	L + 5.00%(c)	6.33%	01/2019	3,587	3,566	0.4	3,587
Young Innovations, Inc.	Senior loan	L + 5.00%(c)	6.33%	01/2019	9	9	—	9
					328,333	323,739	33.9	324,658
Home and Office Furnishings, Housewares, and Durable Consumer
CST Buyer Company^	Senior loan	L + 6.25%(c)	7.58%	03/2023	2,642	2,576	0.3	2,642
CST Buyer Company(4)	Senior loan	L + 6.25%	N/A(5)	03/2023	—	(1)	—	—
Plano Molding Company, LLC*^#	One stop	L + 7.50%(a)	8.74%	05/2021	14,485	14,331	1.3	12,312
					17,127	16,906	1.6	14,954
Hotels, Motels, Inns, and Gaming
Aimbridge Hospitality, LLC*^	One stop	L + 5.50%(a)	6.74%	06/2022	10,041	9,875	1.0	10,041
Aimbridge Hospitality, LLC	One stop	L + 5.50%(a)	6.74%	06/2022	16	15	—	16
Aimbridge Hospitality, LLC(4)	One stop	L + 5.50%	N/A(5)	06/2022	—	(1)	—	—
					10,057	9,889	1.0	10,057
Insurance
Captive Resources Midco, LLC*^#	One stop	L + 5.75%(a)	6.99%	06/2020	24,253	24,075	2.5	24,253
Captive Resources Midco, LLC(4)	One stop	L + 5.75%	N/A(5)	06/2020	—	(12)	—	—
Captive Resources Midco, LLC(4)	One stop	L + 5.75%	N/A(5)	06/2020	—	(13)	—	—
Higginbotham Insurance Agency, Inc.*	Senior loan	L + 5.00%(a)	6.24%	11/2021	1,595	1,584	0.2	1,595
Internet Pipeline, Inc.	One stop	L + 7.25%(a)	8.49%	08/2022	4,847	4,743	0.5	4,917
Internet Pipeline, Inc.*	One stop	L + 6.25%(a)	7.48%	08/2022	2,098	2,078	0.2	2,046
Internet Pipeline, Inc.*	One stop	L + 6.25%(a)	7.48%	08/2022	794	786	0.1	775
Internet Pipeline, Inc.(4)	One stop	L + 7.25%	N/A(5)	08/2021	—	(1)	—	1
RSC Acquisition, Inc.#	Senior loan	L + 5.25%(c)	6.58%	11/2022	919	913	0.1	919
RSC Acquisition, Inc.(4)	Senior loan	L + 5.25%	N/A(5)	11/2022	—	(1)	—	—
					34,506	34,152	3.6	34,506
Leisure, Amusement, Motion Pictures, Entertainment
NFD Operating, LLC#	One stop	L + 7.00%(c)	8.30%	06/2021	2,325	2,299	0.2	2,325
NFD Operating, LLC	One stop	L + 7.00%	N/A(5)	06/2021	—	—	—	—
NFD Operating, LLC(4)	One stop	L + 7.00%	N/A(5)	06/2021	—	(1)	—	—
PADI Holdco, Inc.*^#	One stop	L + 6.50%(c)	7.84%	04/2023	19,550	19,278	2.1	19,550
PADI Holdco, Inc.	One stop	L + 6.50%(b)(c)	7.78%	04/2022	72	70	—	72
Self Esteem Brands, LLC*^#	Senior loan	L + 4.75%(a)	5.99%	02/2020	17,983	17,889	1.9	17,983
Self Esteem Brands, LLC(4)	Senior loan	L + 4.75%	N/A(5)	02/2020	—	(4)	—	—
Teaching Company, The	One stop	L + 7.00%(a)(c)	8.32%	08/2020	18,835	18,673	1.9	18,459
Teaching Company, The	One stop	L + 7.00%(a)(e)	8.24%	08/2020	25	24	—	23
Titan Fitness, LLC*	One stop	L + 7.00%(a)	8.25%	09/2019	13,088	12,987	1.4	13,088
Titan Fitness, LLC	One stop	L + 7.00%(a)	8.25%	09/2019	1,972	1,962	0.2	1,972
Titan Fitness, LLC*	One stop	L + 7.00%(a)	8.25%	09/2019	1,733	1,725	0.2	1,733
Titan Fitness, LLC(4)	One stop	L + 7.00%	N/A(5)	09/2019	—	(9)	—	—
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(16)
Leisure, Amusement, Motion Pictures, Entertainment – (continued)
Titan Fitness, LLC(4)	One stop	L + 7.00%	N/A(5)	09/2019	$—	$(14)	—%	$—
					75,583	74,879	7.9	75,205
Oil and Gas
Drilling Info, Inc.*^#	One stop	L + 6.25%(b)	7.52%	06/2020	6,399	6,362	0.7	6,351
Drilling Info, Inc.	One stop	L + 6.25%	N/A(5)	06/2020	—	—	—	—
					6,399	6,362	0.7	6,351
Personal and Non Durable Consumer Products (Mfg. Only)
Georgica Pine Clothiers, LLC	One stop	L + 5.50%(c)	6.83%	11/2021	5,678	5,600	0.6	5,678
Georgica Pine Clothiers, LLC^	One stop	L + 5.50%(c)	6.83%	11/2021	495	491	0.1	495
Georgica Pine Clothiers, LLC*	One stop	L + 5.50%(c)	6.83%	11/2021	347	344	0.1	347
Georgica Pine Clothiers, LLC	One stop	L + 5.50%(c)	6.83%	11/2021	58	57	—	58
IMPLUS Footwear, LLC	One stop	L + 6.75%(c)	8.08%	04/2021	10,307	10,165	1.1	10,307
IMPLUS Footwear, LLC	One stop	L + 6.75%(c)	8.07%	04/2021	1,815	1,790	0.2	1,815
Massage Envy, LLC*^#	One stop	L + 6.75%(c)(e)	8.09%	09/2020	35,191	34,868	3.7	35,191
Massage Envy, LLC	One stop	L + 6.75%(a)	7.99%	09/2020	316	306	—	316
Massage Envy, LLC	One stop	L + 6.75%(c)(e)	8.07%	09/2020	100	99	—	100
Massage Envy, LLC	One stop	L + 6.75%(c)	8.07%	09/2020	40	40	—	40
Massage Envy, LLC	One stop	L + 6.75%(c)(e)	8.08%	09/2020	35	35	—	35
Massage Envy, LLC	One stop	L + 6.75%(c)(e)	8.10%	09/2020	15	15	—	15
Massage Envy, LLC(4)	One stop	L + 6.75%	N/A(5)	09/2020	—	(1)	—	—
Orthotics Holdings, Inc.*#	One stop	L + 6.00%(a)	7.24%	02/2020	8,290	8,222	0.8	8,125
Orthotics Holdings, Inc.*#(7)	One stop	L + 6.00%(a)	7.24%	02/2020	1,359	1,348	0.1	1,332
Orthotics Holdings, Inc.(4)(7)	One stop	L + 6.00%	N/A(5)	02/2020	—	(1)	—	—
Orthotics Holdings, Inc.(4)	One stop	L + 6.00%	N/A(5)	02/2020	—	(10)	—	(4)
Team Technologies Acquisition Company^	Senior loan	L + 5.00%(c)(e)	6.32%	12/2017	4,287	4,284	0.4	4,278
Team Technologies Acquisition Company#	Senior loan	L + 5.50%(c)(e)	6.82%	12/2017	790	789	0.1	799
Team Technologies Acquisition Company(4)	Senior loan	L + 5.00%	N/A(5)	12/2017	—	—	—	(1)
					69,123	68,441	7.2	68,926
Personal, Food and Miscellaneous Services
Community Veterinary Partners, LLC	One stop	L + 5.50%(c)	6.83%	10/2021	42	41	—	42
Ignite Restaurant Group, Inc.^(6)	One stop	P + 6.00%(e)	10.25%	02/2019	4,312	4,285	0.1	1,186
PetVet Care Centers LLC*^#	One stop	L + 6.00%(c)	7.33%	06/2023	16,780	16,620	1.8	16,780
PetVet Care Centers LLC	One stop	L + 6.00%(c)	7.32%	06/2023	430	421	—	430
PetVet Care Centers LLC	One stop	L + 6.00%(b)	7.27%	06/2023	69	66	—	69
Southern Veterinary Partners, LLC#	One stop	L + 5.00%(a)	6.24%	06/2020	3,900	3,873	0.4	3,900
Southern Veterinary Partners, LLC	One stop	L + 5.00%(a)	6.23%	06/2020	160	158	—	160
Southern Veterinary Partners, LLC	One stop	L + 5.00%(a)	6.23%	06/2020	17	17	—	17
Vetcor Professional Practices LLC*^#	One stop	L + 6.00%(c)	7.33%	04/2021	28,750	28,348	3.0	28,750
Vetcor Professional Practices LLC*	One stop	L + 6.00%(c)	7.33%	04/2021	956	949	0.1	956
Vetcor Professional Practices LLC#	One stop	L + 6.00%(c)	7.33%	04/2021	948	934	0.1	948
Vetcor Professional Practices LLC	One stop	L + 6.00%(c)	7.33%	04/2021	861	849	0.1	861
Vetcor Professional Practices LLC#	One stop	L + 6.00%(c)	7.33%	04/2021	745	745	0.1	745
Vetcor Professional Practices LLC^	One stop	L + 6.00%(c)	7.33%	04/2021	725	715	0.1	725
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(16)
Personal, Food and Miscellaneous Services – (continued)
Vetcor Professional Practices LLC#	One stop	L + 6.00%(c)	7.33%	04/2021	$285	$283	—%	$285
Vetcor Professional Practices LLC#	One stop	L + 6.00%(c)	7.33%	04/2021	233	232	—	233
Vetcor Professional Practices LLC	One stop	L + 6.00%(c)	7.33%	04/2021	219	211	—	219
Vetcor Professional Practices LLC	One stop	L + 6.00%(c)	7.33%	04/2021	17	13	—	17
Veterinary Specialists of North America, LLC^	One stop	L + 5.25%(c)	6.56%	07/2021	7,406	7,334	0.8	7,406
Veterinary Specialists of North America, LLC	One stop	L + 5.25%(c)	6.58%	07/2021	89	74	—	89
Veterinary Specialists of North America, LLC#	One stop	L + 5.25%(c)	6.56%	07/2021	63	63	—	63
Veterinary Specialists of North America, LLC(4)	One stop	L + 5.25%	N/A(5)	07/2021	—	(2)	—	—
Wetzel’s Pretzels, LLC	One stop	L + 6.75%(a)	7.99%	09/2021	6,472	6,332	0.7	6,472
Wetzel’s Pretzels, LLC(4)	One stop	L + 6.75%	N/A(5)	09/2021	—	(1)	—	—
					73,479	72,560	7.3	70,353
Printing and Publishing
Brandmuscle, Inc.^	Senior loan	L + 5.00%(c)	6.33%	12/2021	624	619	0.1	629
Marketo, Inc.	One stop	L + 9.50%(c)	10.83%	08/2021	9,940	9,709	1.0	9,940
Marketo, Inc.(4)	One stop	L + 9.50%	N/A(5)	08/2021	—	(1)	—	—
					10,564	10,327	1.1	10,569
Retail Stores
Batteries Plus Holding Corporation	One stop	L + 6.75%(a)	7.99%	07/2022	13,722	13,440	1.4	13,722
Batteries Plus Holding Corporation(4)	One stop	L + 6.75%	N/A(5)	07/2022	—	(2)	—	—
CVS Holdings I, LP*^#	One stop	L + 6.25%(a)	7.49%	08/2021	22,058	21,773	2.3	22,058
CVS Holdings I, LP*	One stop	L + 6.25%(a)	7.49%	08/2021	318	313	—	318
CVS Holdings I, LP	One stop	L + 6.25%(a)	7.49%	08/2021	34	28	—	34
CVS Holdings I, LP(4)	One stop	L + 6.25%	N/A(5)	08/2020	—	(2)	—	—
Cycle Gear, Inc.^	One stop	L + 6.50%(c)	7.80%	01/2020	10,427	10,321	1.1	10,427
Cycle Gear, Inc.	One stop	L + 6.50%(c)	7.82%	01/2020	607	602	0.1	607
Cycle Gear, Inc.(4)	One stop	L + 6.50%	N/A(5)	01/2020	—	(12)	—	—
DTLR, Inc.*^#	One stop	L + 6.50%(c)	7.81%	08/2022	22,962	22,626	2.4	22,617
Elite Sportswear, L.P.	Senior loan	L + 5.25%(c)	6.58%	03/2020	6,942	6,854	0.7	6,957
Elite Sportswear, L.P.	Senior loan	L + 5.00%(c)	6.33%	03/2020	2,792	2,756	0.3	2,779
Elite Sportswear, L.P.	Senior loan	L + 5.25%(c)	6.58%	03/2020	1,436	1,423	0.2	1,439
Elite Sportswear, L.P.*	Senior loan	L + 5.25%(c)	6.55%	03/2020	471	467	0.1	472
Elite Sportswear, L.P.	Senior loan	L + 5.25%(c)	6.58%	03/2020	218	215	—	218
Elite Sportswear, L.P.*	Senior loan	L + 5.25%(a)	6.49%	03/2020	208	206	—	209
Elite Sportswear, L.P.	One stop	L + 5.00%	N/A(5)	06/2018	—	—	—	—
Elite Sportswear, L.P.(4)	Senior loan	L + 5.00%	N/A(5)	03/2020	—	(5)	—	(4)
Feeders Supply Company, LLC	One stop	L + 5.75%(a)	6.99%	04/2021	5,049	4,966	0.5	5,049
Feeders Supply Company, LLC	Subordinated debt	N/A	12.50% cash/7.00% PIK	04/2021	59	59	—	59
Feeders Supply Company, LLC	One stop	L + 5.75%	N/A(5)	04/2021	—	—	—	—
Marshall Retail Group LLC, The^#	One stop	L + 6.00%(c)	7.30%	08/2020	12,023	11,950	1.3	12,023
Marshall Retail Group LLC, The	One stop	P + 4.75%(e)	9.00%	08/2019	293	279	—	293
Mills Fleet Farm Group LLC*^	One stop	L + 5.50%(a)	6.74%	02/2022	1,815	1,723	0.2	1,815
Paper Source, Inc.^#	One stop	L + 6.25%(c)	7.58%	09/2019	12,626	12,558	1.3	12,626
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(16)
Retail Stores – (continued)
Paper Source, Inc.*	One stop	L + 6.25%(c)	7.58%	09/2019	$1,677	$1,666	0.2%	$1,677
Paper Source, Inc.	One stop	P + 5.00%(e)	9.25%	09/2019	525	515	0.1	525
Pet Holdings ULC*^(7)(8)	One stop	L + 5.50%(c)	6.80%	07/2022	14,627	14,394	1.5	14,627
Pet Holdings ULC(7)(8)	One stop	L + 5.50%(c)	6.81%	07/2022	56	55	—	56
Pet Holdings ULC(4)(7)(8)	One stop	L + 5.50%	N/A(5)	07/2022	—	(2)	—	—
PetPeople Enterprises, LLC#	One stop	L + 6.00%(c)	7.32%	09/2023	3,145	3,107	0.3	3,114
PetPeople Enterprises, LLC	One stop	N/A	8.25% PIK	01/2019	155	155	—	155
PetPeople Enterprises, LLC(4)	One stop	L + 6.00%	N/A(5)	09/2023	—	—	—	(1)
PetPeople Enterprises, LLC(4)	One stop	L + 6.00%	N/A(5)	09/2023	—	(1)	—	—
					134,245	132,427	14.0	133,871
Telecommunications
Arise Virtual Solutions, Inc.^	One stop	L + 6.00%(c)	7.33%	12/2018	1,260	1,256	0.1	1,260
Arise Virtual Solutions, Inc.	One stop	L + 6.00%	N/A(5)	12/2018	—	—	—	—
NetMotion Wireless Holdings, Inc.*^#	One stop	L + 6.25%(c)	7.58%	10/2021	7,338	7,249	0.8	7,338
NetMotion Wireless Holdings, Inc.(4)	One stop	L + 6.25%	N/A(5)	10/2021	—	(1)	—	—
					8,598	8,504	0.9	8,598
Textile and Leather
SHO Holding I Corporation*	Senior loan	L + 5.00%(a)	6.24%	10/2022	2,233	2,194	0.2	2,233
SHO Holding I Corporation	Senior loan	L + 4.00%(a)(b)	5.24%	10/2021	16	15	—	14
					2,249	2,209	0.2	2,247
Utilities
Arcos, LLC	One stop	L + 6.00%(c)	7.33%	02/2021	3,679	3,629	0.4	3,679
Arcos, LLC	One stop	L + 6.00%	N/A(5)	02/2021	—	—	—	—
Power Plan Holdings, Inc.*^	Senior loan	L + 5.25%(a)	6.49%	02/2022	6,434	6,346	0.7	6,434
PowerPlan Holdings, Inc.*	Senior loan	L + 5.25%(a)	6.49%	02/2022	5,659	5,606	0.5	5,659
PowerPlan Holdings, Inc.(4)	Senior loan	L + 5.25%	N/A(5)	02/2021	—	(6)	—	—
					15,772	15,575	1.6	15,772
Total non-controlled/non-affiliate company debt investments					$1,551,043	$1,531,357	160.2%	$1,534,909
Equity Investments(9)(10)
Aerospace and Defense
NTS Technical Systems	Common stock	N/A	N/A	N/A	2	1,506	0.1	835
NTS Technical Systems	Preferred stock B	N/A	N/A	N/A	—	256	—	275
NTS Technical Systems	Preferred stock A	N/A	N/A	N/A	—	128	—	150
Tresys Technology Holdings, Inc.	Common stock	N/A	N/A	N/A	295	295	—	—
Whitcraft LLC	Common stock	N/A	N/A	N/A	4	375	0.1	375
						2,560	0.2	1,635
Automobile
Polk Acquisition Corp.	LP interest	N/A	N/A	N/A	1	144	—	92
Beverage, Food and Tobacco
Atkins Nutritionals, Inc	LLC interest	N/A	N/A	N/A	57	—	0.1	578
Benihana, Inc.	LLC units	N/A	N/A	N/A	43	699	—	357
C. J. Foods, Inc.	Preferred stock	N/A	N/A	N/A	—	75	—	302
Cafe Rio Holding, Inc.	Common stock	N/A	N/A	N/A	2	224	—	224
Hopdoddy Holdings, LLC	LLC interest	N/A	N/A	N/A	27	130	—	89
Hopdoddy Holdings, LLC	LLC interest	N/A	N/A	N/A	12	36	—	25
Julio & Sons Company	LLC interest	N/A	N/A	N/A	521	521	0.1	1,012
P&P Food Safety US Acquisition, Inc.	LLC interest	N/A	N/A	N/A	2	204	—	210
Purfoods, LLC	LLC interest	N/A	N/A	N/A	381	381	—	411
Richelieu Foods, Inc.	LP interest	N/A	N/A	N/A	220	220	0.1	580
Rubio’s Restaurants, Inc.	Preferred stock	N/A	N/A	N/A	2	945	0.2	1,951
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(16)
Beverage, Food and Tobacco – (continued)
Tate’s Bake Shop, Inc.	LP interest	N/A	N/A	N/A	$462	$428	0.1%	$647
Uinta Brewing Company	LP interest	N/A	N/A	N/A	462	462	—	—
						4,325	0.6	6,386
Buildings and Real Estate
Brooks Equipment Company, LLC	Common stock	N/A	N/A	N/A	10	1,021	0.1	1,502
Chemicals, Plastics and Rubber
Flexan, LLC	Preferred stock A	N/A	N/A	N/A	—	90	0.1	108
Flexan, LLC	Common stock	N/A	N/A	N/A	1	—	—	17
						90	0.1	125
Diversified/Conglomerate Manufacturing
Chase Industries, Inc.	LLC units	N/A	N/A	N/A	1	1,186	0.2	2,131
Inventus Power, Inc.	Preferred stock	N/A	N/A	N/A	—	370	—	—
Inventus Power, Inc.	Common stock	N/A	N/A	N/A	—	—	—	—
Reladyne, Inc.	LP interest	N/A	N/A	N/A	—	249	0.1	463
Sunless Merger Sub, Inc.	LP interest	N/A	N/A	N/A	160	160	—	—
						1,965	0.3	2,594
Diversified/Conglomerate Service
Accela, Inc.	LLC units	N/A	N/A	N/A	296	296	—	296
Actiance, Inc.	Warrant	N/A	N/A	N/A	510	122	—	178
Agility Recovery Solutions Inc.	Preferred stock	N/A	N/A	N/A	67	341	0.1	429
Bomgar Corporation	Common stock	N/A	N/A	N/A	—	107	—	120
Bomgar Corporation	Common stock	N/A	N/A	N/A	72	1	—	6
DISA Holdings Acquisition Subsidiary Corp.	Common stock	N/A	N/A	N/A	—	154	—	150
HealthcareSource HR, Inc.	LLC interest	N/A	N/A	N/A	—	348	0.1	371
Host Analytics, Inc.	Warrant	N/A	N/A	N/A	347	130	—	277
Marathon Data Operating Co., LLC	LLC units	N/A	N/A	N/A	1	264	0.1	550
Marathon Data Operating Co., LLC	LLC units	N/A	N/A	N/A	1	264	0.1	986
Maverick Bidco Inc.	LLC units	N/A	N/A	N/A	1	369	0.1	369
MMan Acquisition Co.	LP interest	N/A	N/A	N/A	263	263	—	263
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	—	417	0.1	459
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	103	4	—	4
Secure-24, LLC	LLC units	N/A	N/A	N/A	263	148	0.1	802
Switchfly, Inc.	Warrant	N/A	N/A	N/A	60	85	—	136
Vendavo, Inc.	Preferred stock	N/A	N/A	N/A	894	894	0.1	831
Verisys Corporation	LLC interest	N/A	N/A	N/A	261	261	—	284
Vitalyst, LLC	Preferred stock A	N/A	N/A	N/A	—	61	—	58
Vitalyst, LLC	Common stock	N/A	N/A	N/A	1	7	—	—
Workforce Software, LLC	LLC units	N/A	N/A	N/A	308	308	—	357
Xmatters, Inc. and Alarmpoint, Inc.	Warrant	N/A	N/A	N/A	43	34	—	31
						4,878	0.8	6,957
Ecological
Pace Analytical Services, LLC	LLC units	N/A	N/A	N/A	3	304	—	364
						304	—	364
Electronics
Diligent Corporation(11)	Preferred stock	N/A	N/A	N/A	83	66	—	121
Gamma Technologies, LLC	LLC units	N/A	N/A	N/A	1	134	—	331
Project Silverback Holdings Corp.	Preferred stock	N/A	N/A	N/A	3	6	—	256
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(16)
Electronics – (continued)
SEI, Inc.	LLC units	N/A	N/A	N/A	$340	$265	0.1%	$482
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	—	122	—	1
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	1	14	—	—
						607	0.1	1,191
Grocery
MyWebGrocer, Inc.	LLC units	N/A	N/A	N/A	1,418	1,446	0.2	2,064
MyWebGrocer, Inc.	Preferred stock	N/A	N/A	N/A	71	165	—	268
						1,611	0.2	2,332
Healthcare, Education and Childcare
Active Day, Inc.	LLC interest	N/A	N/A	N/A	1	614	0.1	718
Acuity Eyecare Holdings, LLC	LLC interest	N/A	N/A	N/A	198	198	—	247
ADCS Clinics Intermediate Holdings, LLC	Preferred stock	N/A	N/A	N/A	1	579	0.1	467
ADCS Clinics Intermediate Holdings, LLC	Common stock	N/A	N/A	N/A	—	6	—	—
Advanced Pain Management Holdings, Inc.	Preferred stock	N/A	N/A	N/A	8	829	—	—
Advanced Pain Management Holdings, Inc.	Common stock	N/A	N/A	N/A	67	67	—	—
Advanced Pain Management Holdings, Inc.	Preferred stock	N/A	N/A	N/A	1	64	—	—
BIORECLAMATIONIVT, LLC	LLC interest	N/A	N/A	N/A	—	407	0.1	614
California Cryobank, LLC	LLC units	N/A	N/A	N/A	—	28	—	36
California Cryobank, LLC	LLC units	N/A	N/A	N/A	—	11	—	12
California Cryobank, LLC	LLC units	N/A	N/A	N/A	—	—	—	12
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	8,637	864	0.1	938
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	87	9	—	—
Deca Dental Management LLC	LLC units	N/A	N/A	N/A	357	357	0.1	410
Dental Holdings Corporation	LLC units	N/A	N/A	N/A	805	805	0.1	550
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	18	182	—	149
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	18	—	—	—
Eyecare Services Partners Holdings LLC	LLC units	N/A	N/A	N/A	—	133	—	133
Eyecare Services Partners Holdings LLC	LLC units	N/A	N/A	N/A	—	1	—	1
G & H Wire Company, Inc.	LLC interest	N/A	N/A	N/A	148	148	—	148
IntegraMed America, Inc.	LLC interest	N/A	N/A	N/A	1	458	0.1	358
IntegraMed America, Inc.	LLC interest	N/A	N/A	N/A	—	417	—	328
Kareo, Inc.	Warrant	N/A	N/A	N/A	22	160	—	160
Katena Holdings, Inc.	LLC units	N/A	N/A	N/A	—	387	—	258
Lombart Brothers, Inc.	Common stock	N/A	N/A	N/A	—	132	—	176
MWD Management, LLC & MWD Services, Inc.	LLC interest	N/A	N/A	N/A	121	121	—	121
Oliver Street Dermatology Holdings, LLC	LLC units	N/A	N/A	N/A	234	234	0.1	313
Pentec Acquisition Sub, Inc.	Preferred stock	N/A	N/A	N/A	1	116	—	248
Pinnacle Treatment Centers, Inc.	Preferred stock	N/A	N/A	N/A	—	221	—	227
Pinnacle Treatment Centers, Inc.	Common stock	N/A	N/A	N/A	2	2	—	—
Radiology Partners, Inc.	LLC units	N/A	N/A	N/A	43	85	—	100
Reliant Pro ReHab, LLC	Preferred stock A	N/A	N/A	N/A	2	183	0.1	869
RXH Buyer Corporation	LP interest	N/A	N/A	N/A	7	683	—	239
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(16)
Healthcare, Education and Childcare – (continued)
Sage Dental Management, LLC	LLC units	N/A	N/A	N/A	$—	$249	0.1%	$370
Sage Dental Management, LLC	LLC units	N/A	N/A	N/A	3	3	—	134
SLMP, LLC	LLC interest	N/A	N/A	N/A	256	256	—	256
Spear Education, LLC	LLC units	N/A	N/A	N/A	—	62	—	71
Spear Education, LLC	LLC units	N/A	N/A	N/A	1	1	—	23
SSH Corporation	Common stock	N/A	N/A	N/A	—	40	—	61
Surgical Information Systems, LLC	Common stock	N/A	N/A	N/A	4	414	0.1	688
U.S. Renal Care, Inc.	LP interest	N/A	N/A	N/A	1	2,665	0.1	1,153
WHCG Management, LLC	LLC interest	N/A	N/A	N/A	—	220	—	217
Young Innovations, Inc.	LLC units	N/A	N/A	N/A	—	236	—	183
Young Innovations, Inc.	Common stock	N/A	N/A	N/A	2	—	—	234
						12,647	1.2	11,222
Insurance
Captive Resources Midco, LLC	LLC units	N/A	N/A	N/A	1	—	0.1	346
Internet Pipeline, Inc.(11)	Preferred stock	N/A	N/A	N/A	—	72	—	87
Internet Pipeline, Inc.	Common stock	N/A	N/A	N/A	44	1	—	143
						73	0.1	576
Leisure, Amusement, Motion Pictures, Entertainment
LMP TR Holdings, LLC	LLC units	N/A	N/A	N/A	712	712	—	509
PADI Holdco, Inc.	LLC units	N/A	N/A	N/A	—	414	—	414
Titan Fitness, LLC	LLC units	N/A	N/A	N/A	7	712	0.1	826
						1,838	0.1	1,749
Personal and Non Durable Consumer Products (Mfg. Only)
Georgica Pine Clothiers, LLC	LLC interest	N/A	N/A	N/A	11	106	—	103
Massage Envy, LLC	LLC interest	N/A	N/A	N/A	749	210	0.1	866
Team Technologies Acquisition Company	Common stock	N/A	N/A	N/A	—	114	—	297
						430	0.1	1,266
Personal, Food and Miscellaneous Services
Community Veterinary Partners, LLC	Common stock	N/A	N/A	N/A	1	147	0.1	153
R.G. Barry Corporation	Preferred stock A	N/A	N/A	N/A	—	161	—	108
Southern Veterinary Partners, LLC	LLC units	N/A	N/A	N/A	—	38	—	37
Southern Veterinary Partners, LLC	LLC units	N/A	N/A	N/A	40	2	—	2
Vetcor Professional Practices LLC	LLC units	N/A	N/A	N/A	766	459	0.1	510
Vetcor Professional Practices LLC	LLC units	N/A	N/A	N/A	85	85	0.1	1,027
Veterinary Specialists of North America, LLC	LLC units	N/A	N/A	N/A	—	106	—	141
Wetzel’s Pretzels, LLC	Common stock	N/A	N/A	N/A	—	160	—	186
						1,158	0.3	2,164
Printing and Publishing
Brandmuscle, Inc.	LLC interest	N/A	N/A	N/A	—	240	—	236
Retail Stores
Barcelona Restaurants, LLC	LP interest	N/A	N/A	N/A	1,996	—	0.7	6,945
Batteries Plus Holding Corporation	LLC units	N/A	N/A	N/A	5	529	0.1	685
Cycle Gear, Inc.	LLC interest	N/A	N/A	N/A	19	248	0.1	379
DTLR, Inc.	LLC interest	N/A	N/A	N/A	4	411	0.1	573
Elite Sportswear, L.P.	LLC interest	N/A	N/A	N/A	—	158	—	97
See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(16)
Retail Stores – (continued)
Feeders Supply Company, LLC	Preferred stock	N/A	N/A	N/A	$2	$192	—%	$219
Feeders Supply Company, LLC	Common stock	N/A	N/A	N/A	—	—	—	105
Marshall Retail Group LLC, The	LLC units	N/A	N/A	N/A	15	154	—	82
Paper Source, Inc.	Common stock	N/A	N/A	N/A	8	1,387	0.1	911
Pet Holdings ULC(7)(8)	LP interest	N/A	N/A	N/A	455	386	—	469
						3,465	1.1	10,465
Utilities
PowerPlan Holdings, Inc.	Common stock	N/A	N/A	N/A	—	260	—	260
PowerPlan Holdings, Inc.	Common stock	N/A	N/A	N/A	152	3	0.1	268
						263	0.1	528
Total non-controlled/non-affiliate company equity investments						$37,619	5.4%	$51,384
Total non-controlled/non-affiliate company investments					$1,551,043	$1,568,976	165.6%	$1,586,293
Non-controlled affiliate company investments(12)
Debt investments
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.*(7)	One stop	L + 11.00%(a)	10.25% cash/ 2.00% PIK	08/2018	4,438	4,435	0.4	3,551
Benetech, Inc.(7)	One stop	P + 9.75%(a)(e)	11.96% cash/ 2.00% PIK	08/2018	371	371	—	146
					4,809	4,806	0.4	3,697
Total non-controlled affiliate company debt investments					$4,809	$4,806	0.4%	$3,697
Equity Investments(9)(10)
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.(7)	LLC interest	N/A	N/A	N/A	—	—	—	10
Benetech, Inc.(7)	LLC interest	N/A	N/A	N/A	—	—	—	—
						—	—	10
Total non-controlled affiliate company equity investments						$—	—%	$10
Total non-controlled affiliate company investments					$4,809	$4,806	0.4%	$3,707
Controlled affiliate company investments(13)
Equity Investments(9)
Investment Funds and Vehicles
Senior Loan Fund LLC(7)(14)	LLC interest	N/A	N/A		—	97,457	9.9	95,015
Total controlled affiliate company equity investments						$97,457	9.9%	$95,015
Total investments					$1,555,852	$1,671,239	175.9%	$1,685,015
Cash, cash equivalents and restricted cash and cash equivalents
Cash and restricted cash						48,733	5.1	48,733
BlackRock Liquidity Funds T-Fund Institutional Shares (CUSIP 09248U718)			0.91%(15)			13,825	1.4	13,825
Total cash, cash equivalents and restricted cash and cash equivalents						$62,558	6.5%	$62,558
Total investments and cash, cash equivalents and restricted cash and cash equivalents						$1,733,797	182.4%	$1,747,573

*
Denotes that all or a portion of the loan secures the notes offered in the 2010 Debt Securitization (as defined in Note 6).

^
Denotes that all or a portion of the loan secures the notes offered in the 2014 Debt Securitization (as defined in Note 6).

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

#
Denotes that all or a portion of the loan collateralizes the Credit Facility (as defined in Note 6).

(1)
The majority of the investments bear interest at a rate that may be determined by reference to LIBOR or Prime and which reset daily, quarterly or semiannually. For each, the Company has provided the spread over LIBOR or Prime and the weighted average current interest rate in effect at September 30, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable. Listed below are the index rates as of September 29, 2017, which was the last business day of the period on which LIBOR was determined. The actual index rate for each loan listed may not be the applicable index rate outstanding as of September 30, 2017, as the loan may have priced or repriced based on an index rate prior to September 29, 2017.

(a)
Denotes that all or a portion of the loan was indexed to the 30-day LIBOR, which was 1.23% as of September 29, 2017.

(b)
Denotes that all or a portion of the loan was indexed to the 60-day LIBOR, which was 1.27% as of September 29, 2017.

(c)
Denotes that all or a portion of the loan was indexed to the 90-day LIBOR, which was 1.33% as of September 29, 2017.

(d)
Denotes that all or a portion of the loan was indexed to the 180-day LIBOR, which was 1.51% as of September 29, 2017.

(e)
Denotes that all or a portion of the loan was indexed to the Prime rate, which was 4.25% as of September 29, 2017.

(2)
For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of September 30, 2017.

(3)
The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.

(4)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(5)
The entire commitment was unfunded as of September 30, 2017. As such, no interest is being earned on this investment.

(6)
Loan was on non-accrual status as of September 30, 2017, meaning that the Company has ceased recognizing interest income on the loan.

(7)
The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of September 30, 2017, total non-qualifying assets at fair value represented 6.7% of the Company’s total assets calculated in accordance with the 1940 Act.

(8)
The headquarters of this portfolio company is located in Canada.

(9)
Equity investments are non-income producing securities unless otherwise noted.

(10)
Ownership of certain equity investments may occur through a holding company or partnership.

(11)
The Company holds an equity investment that entitles it to receive preferential dividends

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

(12)
As defined in the 1940 Act, the Company is deemed to be an “affiliated person” of the company as the Company along with affiliated entities owns five percent or more of the portfolio company’s securities. Transactions related to investments in non-controlled affiliates for the year ended September 30, 2017 were as follows:

Portfolio Company	Fair value as of September 30, 2016	Purchases (cost)(f)	Redemptions (cost)	Transfer in (out)	Discount accretion	Net change in unrealized gain/(loss)	Fair value as of September 30, 2017	Net realized gain/(loss)	Interest and fee income	Dividend income
Benetech, Inc.(g)	$—	$17	$(68)	$3,738	$2	$18	$3,707	$—	$113	$—
Competitor Group, Inc.	9,618	491	(15,615)	—	278	5,228	—	(6,442)	1,023	—
Total Non-Controlled Affiliates	$9,618	$508	$(15,683)	$3,738	$280	$5,246	$3,707	$(6,442)	$1,136	$—

(f)
Purchases at cost includes amounts related to PIK interest capitalized and added to the principal balance of the respective loans.

(g)
During the three months ended September 30, 2017, the Company’s ownership increased to over five percent of the portfolio company’s voting securities.

(13)
As defined in the 1940 Act, the Company is deemed to be both an “affiliated person” of and “control” this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). Transactions related to investments in controlled affiliates for the year ended September 30, 2017 were as follows:

Portfolio Company	Fair value as of September 30, 2016	Purchases (cost)(h)	Redemptions (cost)	Transfer in (out)	Discount accretion	Net change in unrealized gain/(loss)	Fair value as of September 30, 2017	Net realized gain/(loss)	Interest and fee income	Dividend income
Senior Loan Fund LLC(i)	$104,228	$96,688	$(107,870)	$—	$—	$1,969	$95,015	$—	$1,639	$4,929
Total Controlled Affiliates	$104,228	$96,688	$(107,870)	$—	$—	$1,969	$95,015	$—	$1,639	$4,929

(h)
Purchases at cost includes amounts related to PIK interest capitalized and added to the principal balance of the respective loans.

(i)
Together with RGA, the Company co-invests through SLF. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect to SLF must be approved by the SLF investment committee consisting of two representatives of the Company and RGA (with unanimous approval required from (i) one representative of each of the Company and RGA or (ii) both representatives of each of the Company and RGA). Therefore, although the Company owns more than 25% of the voting securities of SLF, the Company does not believe that it has control over SLF for purposes of the 1940 Act or otherwise.

(14)
The Company receives quarterly profit distributions from its equity investment in SLF. See Note 4. Investments.

(15)
The rate shown is the annualized seven-day yield as of September 30, 2017.

(16)
The fair value of the investment was valued using significant unobservable inputs. See Note 5. Fair Value Measurements.

See Notes to Consolidated Financial Statements.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)
Note 1. Organization
Golub Capital BDC, Inc. (“GBDC” and, collectively with its subsidiaries, the “Company”) is an externally managed, closed-end, non-diversified management investment company. GBDC has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for U.S. federal income tax purposes, GBDC has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
The Company’s investment strategy is to invest primarily in one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans and that are often referred to by other middle-market lenders as unitranche loans) and other senior secured loans of U.S. middle-market companies. The Company may also selectively invest in second lien and subordinated (a loan that ranks senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) loans of, and warrants and minority equity securities in, U.S. middle-market companies. The Company has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with GC Advisors LLC (the “Investment Adviser”), under which the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. Under an administration agreement (the “Administration Agreement”) the Company is provided with certain services by an administrator (the “Administrator”), which is currently Golub Capital LLC.
Note 2. Significant Accounting Policies and Recent Accounting Updates
Basis of presentation:   The Company is an investment company as defined in the accounting and reporting guidance under Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies (“ASC Topic 946”).
The accompanying consolidated financial statements of the Company and related financial information have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for financial information and pursuant to the requirements for reporting on Form 10-K and Article 6 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications consisting solely of normal accruals that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated. Certain prior period amounts have been reclassified to conform to the current period presentation.
Fair value of financial instruments:   The Company applies fair value to all of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurement (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity-specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.
The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Any changes to the valuation methodology are reviewed by management and the Company’s board of directors (the “Board”) to confirm that the changes are appropriate. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies. See further description of fair value methodology in Note 5.
Use of estimates:   The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Consolidation:   As provided under Regulation S-X and ASC Topic 946, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly-owned subsidiaries Golub Capital BDC 2010-1 Holdings LLC (“Holdings”), Golub Capital BDC 2010-1 LLC (“2010 Issuer”), Golub Capital BDC CLO 2014 LLC (“2014 Issuer”), Golub Capital BDC Funding LLC (“Funding”), Golub Capital BDC Holdings, LLC (“BDC Holdings”), GC SBIC IV, L.P. (“SBIC IV”), GC SBIC V, L.P. (“SBIC V”) and GC SBIC VI, L.P. (“SBIC VI”). The Company does not consolidate its non-controlling interest in SLF. See further description of the Company’s investment in SLF in Note 4.
Assets related to transactions that do not meet ASC Topic 860 requirements for accounting sale treatment are reflected in the Company’s Consolidated Statements of Financial Condition as investments. Those assets are owned by special purpose entities, including 2010 Issuer, 2014 Issuer and Funding that are consolidated in the Company’s consolidated financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of GBDC (or any affiliate of GBDC).
Cash and cash equivalents:   Cash and cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Company deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.
Restricted cash and cash equivalents:   Restricted cash and cash equivalents include amounts that are collected and are held by trustees who have been appointed as custodians of the assets securing certain of the Company’s financing transactions. Restricted cash and cash equivalents are held by the trustees for payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets. In addition, restricted cash and cash equivalents include amounts held within the Company’s small business investment company (“SBIC”) subsidiaries. The amounts held within the SBICs are generally restricted to the originations of new loans by the SBICs and the payment of U.S. Small Business Administration (“SBA”) debentures and related interest expense.
Foreign currency translation:   The Company’s books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
cash and cash equivalents, fair value of investments, interest receivable, and other assets — at the spot exchange rate on the last business day of the period; and

(2)
purchases and sales of investments, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Fluctuations arising from the translation of assets other than investments are included with the net change in unrealized gains (losses) on foreign currency translation on the Consolidated Statements of Operations.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.
Revenue recognition:
Investments and related investment income:   Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments.
Loan origination fees, original issue discount and market discount or premium are capitalized, and the Company accretes or amortizes such amounts over the life of the loan as interest income. For the years ended September 30, 2018, 2017 and 2016, interest income included $9,660, $9,498 and $8,662, respectively, of accretion of discounts. For the years ended September 30, 2018, 2017 and 2016, the Company received loan origination fees of  $8,327, $8,593 and $11,686, respectively.
For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, the Company will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. For the years ended September 30, 2018, 2017 and 2016, the Company recorded PIK income of  $941, $2,401 and $1,171, respectively, and received PIK payments in cash of  $2, $481 and $9, respectively.
In addition, the Company may generate revenue in the form of amendment, structuring or due diligence fees, fees for providing managerial assistance, consulting fees and prepayment premiums on loans. The Company records these fees as fee income when earned. All other income is recorded into income when earned. For the years ended September 30, 2018, 2017 and 2016, fee income included $2,082, $1,441 and $1,066, respectively, of prepayment premiums, which fees are non-recurring.
For the years ended September 30, 2018, 2017 and 2016, the Company received interest and fee income in cash, which excludes capitalized loan origination fees, in the amounts of  $132,456, $120,429 and $113,172, respectively.
Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) investments is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Company will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the cost basis of the investment.
For the years ended September 30, 2018, 2017 and 2016, excluding the Company’s investment in LLC equity interests in SLF, the Company recorded dividend income of  $624, $629 and $539, respectively, and return of capital distributions of  $373, $999 and $2,492, respectively. For the years ended September 30, 2018, 2017 and 2016, the Company recorded dividend income of  $8,099, $4,929 and $4,099, respectively, and return of capital distributions of  $34,213, $25,112 and $2,704, respectively, from the Company’s investment in LLC equity interests in SLF.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments and foreign currency translation in the Consolidated Statements of Operations.
Non-accrual loans:   A loan may be left on accrual status during the period the Company is pursuing repayment of the loan. Management reviews all loans that become 90 days or more past due on principal and interest, or when there is reasonable doubt that principal or interest will be collected, for possible placement on non-accrual status. When a loan is placed on non-accrual status, unpaid interest credited to income is reversed. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, payments are likely to remain current. The total fair value of non-accrual loans was $5,625 and $2,955 as of September 30, 2018 and 2017, respectively.
Partial loan sales:   The Company follows the guidance in ASC Topic 860 when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest”, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain on the Company’s Consolidated Statements of Financial Condition and the proceeds are recorded as a secured borrowing until the definition is met. Secured borrowings are carried at fair value to correspond with the related investments, which are carried at fair value. See Note 6 for additional information.
Income taxes:   The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify and be subject to tax as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute dividends for U.S. federal income tax purposes to its stockholders of an amount generally at least equal to 90% of investment company taxable income, as defined by the Code and determined without regard to any deduction for dividends paid, for each tax year. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to its stockholders.
Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions and would distribute such taxable income in the next tax year. The Company may then be required to incur a 4% excise tax on such income. To the extent that the Company determines that it’s estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the years ended September 30, 2018, 2017 and 2016, $0, $17 and $333, respectively, was incurred for U.S. federal excise tax.
The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC Topic 740”). ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense or tax benefit in the current year. It is the Company’s policy to recognize accrued interest and

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

penalties related to uncertain tax benefits in income tax expense. There were no material unrecognized tax benefits or unrecognized tax liabilities related to uncertain income tax positions through September 30, 2018. The Company’s tax returns for the 2015 through 2017 tax years remain subject to examination by U.S. federal and most state tax authorities.
Dividends and distributions:   Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend or distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.
The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes and the Company declares a cash distribution, then stockholders who participate in the DRIP will have their cash distribution reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution. The Company may use newly issued shares under the guidelines of the DRIP (if the Company’s shares are trading at a premium to net asset value), or the Company may purchase shares in the open market in connection with the obligations under the plan. In particular, if the Company’s shares are trading at a significant discount to net asset value (“NAV”) and the Company is otherwise permitted under applicable law to purchase such shares, the Company intends to purchase shares in the open market in connection with any obligations under the DRIP.
In the event the market price per share of the Company’s common stock on the date of a distribution exceeds the most recently computed NAV per share of the common stock, the Company will issue shares of common stock to participants in the DRIP at the greater of the most recently computed NAV per share of common stock or 95% of the current market price per share of common stock (or such lesser discount to the current market price per share that still exceeds the most recently computed NAV per share of common stock).
Share repurchase plan:   The Company has a share repurchase program (the “Program”) which allows the Company to repurchase up to $75,000 of the Company’s outstanding common stock on the open market at prices below the Company’s NAV as reported in its most recently published consolidated financial statements. The Board most recently reapproved the Program in August 2018 and the Program may be implemented at the discretion of management. The shares may be purchased from time to time at prevailing market prices, through open market transactions, including block transactions. The Company did not make any repurchases of its common stock during the years ended September 30, 2018, 2017 and 2016.
Deferred debt issuance costs:   Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. As of September 30, 2018 and 2017, the Company had deferred debt issuance costs of  $2,934 and $4,273, respectively. These amounts are amortized and included in interest expense in the Consolidated Statements of Operations over the estimated average life of the borrowings. Amortization expense for the years ended September 30, 2018, 2017 and 2016 was $3,315, $3,289 and $4,184, respectively.
Deferred offering costs:   Deferred offering costs consist of fees paid in relation to legal, accounting, regulatory and printing work completed in preparation of equity offerings. Deferred offering costs are charged against the proceeds from equity offerings when received. For the year ended September 30, 2018, there were no new equity offerings and as such, there was no change in deferred offering costs, which are included in other assets on the Consolidated Statements of Financial Condition.
Accounting for derivative instruments:   The Company does not utilize hedge accounting and marks its derivatives, if any, to market through a net change in unrealized appreciation (depreciation) on derivative instruments in the Consolidated Statements of Operations.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Recent accounting pronouncements:   In November 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash Restricted Cash, a consensus of the FASB Emerging Issues Task Force, which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. This guidance is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017. The Company adopted the ASU, which did not have a material impact on the Company’s consolidated financial statements. Prior to adoption, the Company presented the change in restricted cash and cash equivalents separately as a cash flow from investing activity. Upon adoption, the Company included the restricted cash and cash equivalents in each of the balances of the cash, cash equivalents and restricted cash and cash equivalents at the beginning of and end of periods and included the change in restricted cash and cash equivalents as part of the net change in cash, cash equivalents and restricted cash and cash equivalents in the Consolidated Statements of Cash Flows and retrospectively restated the year ended September 30, 2016.
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which modifies disclosure requirements pertaining to fair value measurement of Level 3 securities for public companies. Under the new standard, reporting entities can remove the disclosures no longer required and amend the disclosures immediately with retrospective application. The effective date for the additional disclosures for all public and nonpublic companies is for fiscal years, and interim periods within those years, beginning after December 15, 2019. An entity is permitted to early adopt any removed or modified disclosures immediately and delay adoption of the additional disclosures until their effective date. The Company has elected to early adopt ASU 2018-13 in the current annual period. No significant changes were made to the Company’s fair value disclosures in the Notes to the Consolidated Financial Statements in order to comply with ASU 2018-13.
Securities Exchange Commission (“SEC”) Disclosure Update and Simplification:   In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, Disclosure Update and Simplification (the “SEC Release”), amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance. The final rule is effective for all filings on or after November 5, 2018, therefore, the Company adopted the SEC Release in the current annual period. The SEC Release requires presentation changes to the Company’s Consolidated Statements of Financial Condition and Consolidated Statements of Changes in Net Assets. Prior to adoption, the Company presented, in accordance with previous SEC rules, distributable earnings on the Consolidated Statements of Financial Condition, as three components: 1) undistributed net investment income; 2) net unrealized appreciation (depreciation) on investments and secured borrowings; and 3) net realized gain (loss) on investments and presented distributions from distributable earnings on the Consolidated Statements of Changes in Net Assets as two components: 1) distributions from net investment income; and 2) distributions from realized gain. In accordance with the SEC Release, distributable earnings and distributions from distributable earnings are shown in total on the Consolidated Statements of Financial Condition and Consolidated Statements of Changes in Net Assets, respectively. The changes in presentation have been retrospectively applied to the Consolidated Statement of Financial Condition as of September 30, 2017 and to the Consolidated Statements of Changes in Net Assets for the years ended September 30, 2017 and 2016. The following tables provide reconciliations of retrospective changes applied to prior periods.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Consolidated Statement of Financial Condition — The table below provides a reconciliation for previously disclosed components of distributable earnings on the Consolidated Statement of Financial Condition as of September 30, 2017 to total distributable earnings as of September 30, 2017 as disclosed in the current filing.
September 30, 2017
Undistributed net investment income	$1,954
Net unrealized appreciation (depreciation) on investments and secured borrowings	16,444
Net realized gain (loss) on investments	181
Distributable earnings	$18,579
Consolidated Statements of Changes in Net Assets — Below is a reconciliation representing previously disclosed distributions from net investment income and realized gain for the years ended September 30, 2017 and 2016 to distributions from distributable earnings as disclosed in the current filing.
	Years ended September 30,
	2017	2016
Distributions to stockholders:
Distributions from net investment income	$(85,304)	$(54,461)
Distributions from realized gain	(1,139)	(12,418)
Distributions from distributable earnings	$(86,443)	$(66,879)
The following tables provide reconciliations for the years ended September 30, 2017 and 2016 for the components of distributable earnings as previously disclosed to total distributable earnings as disclosed in this filing. As required by ASC 946-205-45-3, the effects of net investment income — after excise tax, net realized gain (loss) on investments and foreign currency translation, and net change in unrealized gain (loss) on investments, secured borrowings, and foreign currency translation on net assets continue to be disclosed by the Company.
	Year ended September 30, 2017
	Undistributed Net Investment Income	Net Unrealized Appreciation (Depreciation) on Investments and Secured Borrowings	Net Realized Gain (Loss) on Investments	Distributable Earnings
Net investment income – after excise tax	$69,546	$—	$—	$69,546
Net realized gain (loss) on investments and foreign currency transactions	—	—	9,402	9,402
Net change in unrealized gain (loss) on investments, secured borrowings, and foreign currency translation	—	3,340		3,340
Net increase in net assets from operations	$69,546	$3,340	$9,402	$82,288

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

	Year ended September 30, 2016
	Undistributed Net Investment Income	Net Unrealized Appreciation (Depreciation) on Investments and Secured Borrowings	Net Realized Gain (Loss) on Investments	Distributable earnings
Net investment income – after excise tax	$64,980	$—	$—	$64,980
Net realized gain (loss) on investments and foreign currency transactions	—	—	6,254	6,254
Net change in unrealized gain (loss) on investments, secured borrowings, and foreign currency translation	—	(2,030)		(2,030)
Net increase in net assets from operations	$64,980	$(2,030)	$6,254	$69,204
Note 3. Related Party Transactions
Investment Advisory Agreement:   Under the Investment Advisory Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, GBDC. The Board most recently reapproved the Investment Advisory Agreement in May 2018. The Investment Adviser is a registered investment adviser with the SEC. The Investment Adviser receives fees for providing services, consisting of two components, a base management fee and an Incentive Fee (as defined below).
The base management fee is calculated at an annual rate equal to 1.375% of average adjusted gross assets at the end of the two most recently completed calendar quarters (including assets purchased with borrowed funds and securitization-related assets, leverage, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents so that investors do not pay the base management fee on such assets) and is payable quarterly in arrears. Additionally, the Investment Adviser voluntarily excludes any assets funded with secured borrowing proceeds from the base management fee calculation. The base management fee is adjusted, based on the actual number of days elapsed relative to the total number of days in such calendar quarter, for any share issuances or repurchases during such calendar quarter. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase (which is different than the GAAP definition, which defines cash equivalents as U.S. government securities and commercial paper instruments maturing within 90 days of purchase). To the extent that the Investment Adviser or any of its affiliates provides investment advisory, collateral management or other similar services to a subsidiary of the Company, the base management fee will be reduced by an amount equal to the product of  (1) the total fees paid to the Investment Adviser by such subsidiary for such services and (2) the percentage of such subsidiary’s total equity, including membership interests and any class of notes not exclusively held by one or more third parties, that is owned, directly or indirectly, by the Company.
The Company has structured the calculation of the Incentive Fee to include a fee limitation such that an Incentive Fee for any quarter can only be paid to the Investment Adviser if, after such payment, the cumulative Incentive Fees paid to the Investment Adviser since April 13, 2010, the effective date of the Company’s election to become a BDC, would be less than or equal to 20.0% of the Company’s Cumulative Pre-Incentive Fee Net Income (as defined below).
The Company accomplishes this limitation by subjecting each quarterly Incentive Fee payable under the Income and Capital Gain Incentive Fee Calculation (as defined below) to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in any quarter is equal to the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income and (b) cumulative Incentive Fees of any kind paid to the Investment Adviser by GBDC since April 13, 2010. To the extent the Incentive Fee Cap is zero or a negative value in any

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

quarter, no Incentive Fee would be payable in that quarter. If, for any relevant period, the Incentive Fee Cap calculation results in the Company paying less than the amount of the Incentive Fee calculated above, then the difference between the Incentive Fee and the Incentive Fee Cap will not be paid by GBDC and will not be received by the Investment Adviser as an Incentive Fee either at the end of such relevant period or at the end of any future period. “Cumulative Pre-Incentive Fee Net Income” is equal to the sum of (a) Pre-Incentive Fee Net Investment Income (as defined below) for each period since April 13, 2010 and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation since April 13, 2010.
“Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Investment Advisory Agreement and the Administration Agreement, any expenses of securitizations and any interest expense and dividends paid on any outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash.
Incentive Fees are calculated and payable quarterly in arrears (or, upon termination of the Investment Advisory Agreement, as of the termination date).
The income and capital gains incentive fee calculation (the “Income and Capital Gain Incentive Fee Calculation”) has two parts, the income component (the “Income Incentive Fee”) and the capital gains component (the “Capital Gain Incentive Fee” and, together with the Income Incentive Fee, the “Incentive Fee”). The Income Incentive Fee is calculated quarterly in arrears based on the Company’s Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter.
For the years ended September 30, 2018, 2017 and 2016, the Income Incentive Fee incurred was $11,652, $4,741 and $6,022, respectively.
Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the Income Incentive Fee, it is possible that an Incentive Fee may be calculated under this formula with respect to a period in which the Company has incurred a loss. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a calendar quarter, the Income Incentive Fee will result in a positive value and an Incentive Fee will be paid even if the Company has incurred a loss in such period due to realized and/or unrealized capital losses unless the payment of such Incentive Fee would cause the Company to pay Incentive Fees on a cumulative basis that exceed the Incentive Fee Cap. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any Incentive Fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% quarterly. If market interest rates rise, the Company may be able to invest funds in debt instruments that provide for a higher return, which would increase Pre-Incentive Fee Net Investment Income and make it easier for the Investment Adviser to surpass the fixed hurdle rate and receive an Incentive Fee based on such net investment income.
The Company’s Pre-Incentive Fee Net Investment Income used to calculate this part of the Incentive Fee is also included in the amount of its total assets (excluding cash and cash equivalents but including assets purchased with borrowed funds and securitization-related assets, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian) used to calculate the 1.375% base management fee annual rate.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The Company calculates the Income Incentive Fee with respect to its Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:
•
Zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;

•
100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. This portion of the Company’s Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than 2.5%) is referred to as the “catch-up” provision. The catch-up is meant to provide the Investment Adviser with 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply if the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any calendar quarter; and

•
20.0% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

The Capital Gain Incentive Fee equals (a) 20.0% of the Company’s Capital Gain Incentive Fee Base (as defined below), if any, calculated in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), which commenced with the calendar year ending December 31, 2010, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. The Company’s “Capital Gain Incentive Fee Base” equals (1) the sum of  (i) realized capital gains, if any, on a cumulative positive basis from the date the Company elected to become a BDC through the end of each calendar year, (ii) all realized capital losses on a cumulative basis and (iii) all unrealized capital depreciation on a cumulative basis less (2) all unamortized deferred debt issuance costs, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis.
•
The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company’s portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

•
The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.

•
The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company’s portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

In accordance with GAAP, the Company also is required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. If the Capital Gain Incentive Fee Base, adjusted as required by GAAP to include unrealized capital appreciation, is positive at the end of a period, then GAAP requires the Company to accrue a capital gain incentive fee equal to 20% of such amount, less the aggregate amount of the actual Capital Gain Incentive Fees paid and capital gain incentive fees accrued under GAAP in all prior periods. If such amount is negative, then there is no accrual for such period. The resulting accrual under GAAP in a given period may result in additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. There can be no assurance that such unrealized capital appreciation will be realized in the future. For the years ended September 30, 2018, 2017 and 2016, the Company accrued a capital gain incentive fee of  $1,458, $2,819 and $1,244, respectively, which accruals are included in incentive fee in the Consolidated Statements of Operations.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

As of September 30, 2018 and 2017, included in management and incentive fees payable on the Consolidated Statements of Financial Condition were $7,158 and $6,896, respectively, for cumulative accruals for capital gain incentive fees under GAAP, including the amounts payable pursuant to the Investment Advisory Agreement described below.
As September 30, 2018 and 2017 the Capital Gain Incentive Fee payable as calculated under the Investment Advisory Agreement (as described above) was $2,303 and $388, respectively. Any payment due under the terms of the Investment Advisory Agreement is calculated in arrears at the end of each calendar year and the Company paid a $1,196 Capital Gain Incentive Fee calculated in accordance with the Investment Advisory Agreement as of December 31, 2017. The Company did not pay any capital gain incentive fee under the Investment Advisory Agreement for any period ended prior to December 31, 2017.
The sum of the Income Incentive Fee and the Capital Gain Incentive Fee is the “Incentive Fee.”
Administration Agreement:   Under the Administration Agreement, the Administrator furnishes the Company with office facilities and equipment, provides the Company with clerical, bookkeeping and record keeping services at such facilities and provides the Company with other administrative services as the Administrator, subject to review by the Board, determines necessary to conduct the Company’s day-to-day operations. The Company reimburses the Administrator the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, fees and expenses associated with performing compliance functions and the Company’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs. The Board reviews such expenses to determine that these expenses, including any allocation of expenses among the Company and other entities for which the Administrator provides similar services, are reasonable and comparable to administrative services charged by unaffiliated third party asset managers. Under the Administration Agreement, the Administrator also provides, on the Company’s behalf, managerial assistance to those portfolio companies to which the Company is required to provide such assistance and will be paid an additional amount based on the cost of the services provided, which amount shall not exceed the amount the Company receives from such portfolio companies.
Included in accounts payable and accrued expenses is $616 and $620 as of September 30, 2018 and 2017, respectively, for accrued allocated shared services under the Administration Agreement.
Other related party transactions:   The Administrator pays for certain unaffiliated third-party expenses incurred by the Company. Such expenses include postage, printing, office supplies, rating agency fees and professional fees. These expenses are not marked-up and represent the same amount the Company would have paid had the Company paid the expenses directly. These expenses are subsequently reimbursed in cash.
Total expenses reimbursed to the Administrator during the years ended September 30, 2018, 2017 and 2016 were $2,412, $2,255 and $2,438, respectively.
As of September 30, 2018 and 2017, included in accounts payable and accrued expenses were $364 and $799, respectively, for accrued expenses paid on behalf of the Company by the Administrator.
On June 22, 2016, the Company entered into an unsecured revolving credit facility with the Investment Adviser (the “Adviser Revolver”), with a maximum credit limit of  $20,000 and expiration date of June 22, 2019. Refer to Note 6 for discussion of the Adviser Revolver.
During the years ended September 30, 2018, 2017 and 2016, the Company sold $6,191, $119,982 and $157,795, respectively, of investments and unfunded commitments to SLF at fair value and recognized $20, $776 and $1,124, respectively, of net realized gains.
During the years ended September 30, 2018, 2017 and 2016, SLF incurred an administrative service fee of  $404, $477 and $457, respectively, to reimburse the Administrator for expenses pursuant to an administrative and loan services agreement by and between SLF and the Administrator.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 4. Investments
Investments as of September 30, 2018 and 2017 consisted of the following:
	As of September 30, 2018			As of September 30, 2017
	Principal	Amortized Cost	Fair Value	Principal	Amortized Cost	Fair Value
Senior secured	$233,064	$230,846	$231,169	$197,734	$195,790	$195,029
One stop	1,443,980	1,426,640	1,430,196	1,348,625	1,331,008	1,334,084
Second lien	9,435	9,338	9,435	9,434	9,306	9,434
Subordinated debt	251	251	251	59	59	59
LLC equity interests in SLF(1)	N/A	75,407	71,084	N/A	97,457	95,015
Equity	N/A	38,170	40,706	N/A	37,619	51,394
Total	$1,686,730	$1,780,652	$1,782,841	$1,555,852	$1,671,239	$1,685,015

(1)
SLF’s proceeds from the LLC equity interests invested in SLF were utilized by SLF to invest in senior secured loans.

The following tables show the portfolio composition by geographic region at amortized cost and fair value as a percentage of total investments in portfolio companies. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.
	As of September 30, 2018		As of September 30, 2017
Amortized Cost:
United States
Mid-Atlantic	$354,662	19.9%	$341,612	20.4%
Midwest	370,239	20.8	405,901	24.3
West	306,052	17.2	266,546	16.0
Southeast	422,844	23.7	354,663	21.2
Southwest	186,468	10.5	153,520	9.2
Northeast	125,329	7.0	134,164	8.0
Canada	15,058	0.9	14,833	0.9
Total	$1,780,652	100.0%	$1,671,239	100.0%
Fair Value:
United States
Mid-Atlantic	$347,560	19.5%	$339,358	20.1%
Midwest	371,141	20.8	406,694	24.1
West	306,074	17.2	270,185	16.0
Southeast	428,235	24.0	356,846	21.2
Southwest	189,379	10.6	152,312	9.1
Northeast	125,051	7.0	144,468	8.6
Canada	15,401	0.9	15,152	0.9
Total	$1,782,841	100.0%	$1,685,015	100.0%

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The industry compositions of the portfolio at amortized cost and fair value as of September 30, 2018 and 2017 were as follows:
	As of September 30, 2018		As of September 30, 2017
Amortized Cost:
Aerospace and Defense	$51,288	2.9%	$59,296	3.6%
Automobile	18,934	1.1	16,507	1.0
Banking	—	—	17,144	1.0
Beverage, Food and Tobacco	99,594	5.6	105,466	6.3
Broadcasting and Entertainment	1,444	0.1	1,458	0.1
Buildings and Real Estate	63,109	3.5	66,317	4.0
Chemicals, Plastics and Rubber	10,277	0.6	2,407	0.1
Diversified/Conglomerate Manufacturing	96,892	5.4	98,121	5.9
Diversified/Conglomerate Service	460,166	25.8	287,765	17.2
Ecological	18,852	1.1	18,081	1.1
Electronics	130,457	7.3	84,454	5.1
Grocery	16,203	0.9	15,876	0.9
Healthcare, Education and Childcare	337,499	19.0	336,386	20.1
Home and Office Furnishings, Housewares, and Durable Consumer	12,861	0.7	16,906	1.0
Hotels, Motels, Inns, and Gaming	15,383	0.9	9,889	0.6
Insurance	45,865	2.6	34,225	2.1
Investment Funds and Vehicles	75,407	4.2	97,457	5.8
Leisure, Amusement, Motion Pictures, Entertainment	80,302	4.5	76,717	4.6
Mining, Steel, Iron and Non-Precious Metals	4,478	0.3	4,806	0.3
Oil and Gas	14,211	0.8	6,362	0.4
Personal and Non Durable Consumer Products (Mfg. Only)	68,129	3.8	68,871	4.1
Personal, Food and Miscellaneous Services	31,526	1.8	73,718	4.4
Printing and Publishing	4,200	0.2	10,567	0.6
Retail Stores	111,550	6.3	135,892	8.1
Telecommunications	6,310	0.3	8,504	0.5
Textiles and Leather	2,196	0.1	2,209	0.1
Utilities	3,519	0.2	15,838	1.0
Total	$1,780,652	100.0%	$1,671,239	100.0%

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

	As of September 30, 2018		As of September 30, 2017
Fair Value:
Aerospace and Defense	$47,891	2.7%	$56,458	3.4%
Automobile	19,158	1.1	16,677	1.0
Banking	—	—	17,182	1.0
Beverage, Food and Tobacco	99,608	5.6	107,582	6.4
Broadcasting and Entertainment	1,447	0.1	1,469	0.1
Buildings and Real Estate	65,255	3.7	67,376	4.0
Chemicals, Plastics and Rubber	10,356	0.6	2,460	0.1
Diversified/Conglomerate Manufacturing	96,663	5.4	98,664	5.9
Diversified/Conglomerate Service	466,037	26.1	293,632	17.4
Ecological	19,148	1.1	18,536	1.1
Electronics	130,472	7.3	85,381	5.1
Grocery	14,629	0.8	16,603	1.0
Healthcare, Education and Childcare	333,736	18.7	335,880	19.9
Home and Office Furnishings, Housewares, and Durable Consumer	12,831	0.7	14,954	0.9
Hotels, Motels, Inns, and Gaming	15,592	0.9	10,057	0.6
Insurance	47,041	2.6	35,082	2.1
Investment Funds and Vehicles	71,084	4.0	95,015	5.6
Leisure, Amusement, Motion Pictures, Entertainment	81,907	4.6	76,954	4.5
Mining, Steel, Iron and Non-Precious Metals	4,496	0.3	3,707	0.2
Oil and Gas	14,340	0.8	6,351	0.4
Personal and Non Durable Consumer Products (Mfg. Only)	69,912	3.9	70,192	4.2
Personal, Food and Miscellaneous Services	32,253	1.8	72,517	4.3
Printing and Publishing	4,167	0.2	10,805	0.6
Retail Stores	112,738	6.3	144,336	8.6
Telecommunications	6,393	0.4	8,598	0.5
Textiles and Leather	2,134	0.1	2,247	0.1
Utilities	3,553	0.2	16,300	1.0
Total	$1,782,841	100.0%	$1,685,015	100.0%
Senior Loan Fund LLC:
The Company co-invests with RGA in senior secured loans through SLF, an unconsolidated Delaware LLC. SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect of SLF must be approved by the SLF investment committee consisting of two representatives of each of the Company and RGA (with unanimous approval required from (i) one representative of each of the Company and RGA or (ii) both representatives of each of the Company and RGA). SLF may cease making new investments upon notification of either member but operations will continue until all investments have been sold or paid-off in the normal course of business. Investments held by SLF are measured at fair value using the same valuation methodologies as described in Note 5.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

As of September 30, 2018, SLF was capitalized by LLC equity interest subscriptions from its members. On December 14, 2016, the SLF investment committee approved the recapitalization of the commitments of SLF’s members. On December 30, 2016, SLF’s members entered into additional LLC equity interest subscriptions totaling $160,000, SLF issued capital calls totaling $89,930 to the Company and RGA and the subordinated notes previously issued by SLF were redeemed and terminated. As of September 30, 2018 and 2017, the Company and RGA owned 87.5% and 12.5%, respectively, of the LLC equity interests of SLF. SLF’s profits and losses are allocated to the Company and RGA in accordance with their respective ownership interests.
SLF has entered into a senior secured revolving credit facility (as amended, the “SLF Credit Facility”) with Wells Fargo Bank, N.A., through its wholly-owned subsidiary Senior Loan Fund II LLC (“SLF II”), which as of September 30, 2018 allowed SLF II to borrow up to $104,622 at any one time outstanding, subject to leverage and borrowing base restrictions.
As of September 30, 2018 and 2017, SLF had the following commitments from its members (in the aggregate):
	As of September 30, 2018		As of September 30, 2017
	Committed	Funded(1)	Committed	Funded(1)
LLC equity commitments	$200,000	$86,180	$200,000	$111,380
Total	$200,000	$86,180	$200,000	$111,380

(1)
Funded LLC equity commitments are presented net of return of capital distributions subject to recall.

As of September 30, 2018 and 2017, SLF had total assets at fair value of  $186,326 and $306,235, respectively. As of September 30, 2018, SLF had one portfolio company investment on non-accrual status with a fair value of  $3,856. As of September 30, 2017, SLF had one portfolio company investment on non-accrual status with a fair value of  $329. The portfolio companies in SLF are in industries and geographies similar to those in which the Company may invest directly. Additionally, as of September 30, 2018 and 2017, SLF had commitments to fund various undrawn revolvers and delayed draw investments to its portfolio companies totaling $5,920 and $13,318, respectively.
Below is a summary of SLF’s portfolio, followed by a listing of the individual investments in SLF’s portfolio as of September 30, 2018 and 2017:
	As of September 30,
	2018	2017
Senior secured loans(1)	$183,668	$301,583
Weighted average current interest rate on senior secured loans(2)	7.5%	6.4%
Number of borrowers in SLF	32	50
Largest portfolio company investments(1)	$13,716	$13,820
Total of five largest portfolio company investments(1)	$57,330	$61,187

(1)
At principal amount.

(2)
Computed as the (a) annual stated interest rate on accruing senior secured loans divided by (b) total senior secured loans at principal amount.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

SLF Investment Portfolio as of September 30, 2018

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)/ Shares(2)	Fair Value(3)
1A Smart Start LLC	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	02/2022	7.0%	$2,073	$2,084
1A Smart Start LLC(4)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior Loan	02/2022	6.7	922	924
Advanced Pain Management Holdings, Inc.(5)	Healthcare, Education and Childcare	Senior Loan	11/2018	7.2	6,561	3,609
Advanced Pain Management Holdings, Inc.(5)	Healthcare, Education and Childcare	Senior Loan	11/2018	7.2	449	247
Boot Barn, Inc.	Retail Stores	Senior Loan	06/2021	6.9	9,533	9,533
Brandmuscle, Inc.	Printing and Publishing	Senior Loan	12/2021	7.1	4,678	4,674
Captain D’s, LLC(4)	Personal, Food and Miscellaneous Services	Senior Loan	12/2023	7.9	13	13
Captain D’s, LLC(4)	Personal, Food and Miscellaneous Services	Senior Loan	12/2023	6.7	2,499	2,499
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior Loan	12/2020	7.9	8,502	8,332
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior Loan	12/2020	7.9	4,284	4,198
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior Loan	10/2021	7.9	2,417	2,417
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior Loan	10/2021	7.9	1,215	1,215
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior Loan	10/2021	7.9	40	40
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior Loan	10/2021	7.9	58	58
DISA Holdings Acquisition Subsidiary Corp.(4)	Diversified/Conglomerate Service	Senior Loan	06/2022	6.1	71	71
DISA Holdings Acquisition Subsidiary Corp.(4)	Diversified/Conglomerate Service	Senior Loan	06/2022	6.1	4,821	4,821
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	Senior Loan	01/2020	7.5	4,540	4,540
Flexan, LLC(4)	Chemicals, Plastics and Rubber	Senior Loan	02/2020	9.8	304	304
Flexan, LLC	Chemicals, Plastics and Rubber	Senior Loan	02/2020	8.1	5,967	5,967
Flexan, LLC	Chemicals, Plastics and Rubber	Senior Loan	02/2020	8.1	1,657	1,657
Gamma Technologies, LLC(4)	Electronics	Senior Loan	06/2024	7.7	10,186	10,186
III US Holdings, LLC	Diversified/Conglomerate Service	Senior Loan	09/2022	9.0	4,927	4,927
Jensen Hughes, Inc.	Buildings and Real Estate	Senior Loan	03/2024	6.7	2,293	2,293
Jensen Hughes, Inc.	Buildings and Real Estate	Senior Loan	03/2024	6.7	119	119
Jensen Hughes, Inc.	Buildings and Real Estate	Senior Loan	03/2024	6.7	64	64
Joerns Healthcare, LLC(4)	Healthcare, Education and Childcare	Senior Loan	05/2020	8.3	8,745	8,133
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior Loan	05/2020	8.5	702	524
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior Loan	05/2020	8.5	1,957	1,369
Pasternack Enterprises, Inc. and Fairview Microwave, Inc (4)	Diversified/Conglomerate Manufacturing	Senior Loan	07/2025	6.2	5,318	5,291
Payless ShoeSource, Inc.	Retail Stores	Senior Loan	08/2022	11.3	762	528
Polk Acquisition Corp.	Automobile	Senior Loan	06/2022	7.5	93	93
Polk Acquisition Corp.	Automobile	Senior Loan	06/2022	7.2	4,513	4,513
Polk Acquisition Corp.	Automobile	Senior Loan	06/2022	7.2	53	53
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior Loan	08/2019	8.8	411	411
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior Loan	08/2019	8.8	10,152	10,152
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior Loan	08/2019	8.8	45	45
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior Loan	08/2019	8.8	148	148
RSC Acquisition, Inc.(4)	Insurance	Senior Loan	11/2021	6.8	17	17
RSC Acquisition, Inc.(4)	Insurance	Senior Loan	11/2022	6.7	3,824	3,815
Rubio’s Restaurants, Inc.(4)	Beverage, Food and Tobacco	Senior Loan	10/2019	7.6	4,941	4,941
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior Loan	04/2019	7.6	991	991
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior Loan	04/2019	7.6	5,061	5,061
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior Loan	12/2020	8.4	70	64
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior Loan	12/2020	8.4	4,345	3,997
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior Loan	12/2020	8.4	45	42
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior Loan	12/2020	8.4	64	59

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

SLF Investment Portfolio as of September 30, 2018 – (continued)

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)/ Shares(2)	Fair Value(3)
Saldon Holdings, Inc.(4)	Diversified/Conglomerate Service	Senior Loan	09/2022	6.4%	$2,354	$2,342
SEI, Inc.(4)	Electronics	Senior Loan	07/2023	7.5	13,716	13,716
Self Esteem Brands, LLC(4)	Leisure, Amusement, Motion Pictures, Entertainment	Senior Loan	02/2020	7.0	10,142	10,142
Teasdale Quality Foods, Inc.	Grocery	Senior Loan	10/2020	6.9	4,507	4,416
Teasdale Quality Foods, Inc.	Grocery	Senior Loan	10/2020	6.9	486	476
Teasdale Quality Foods, Inc.	Grocery	Senior Loan	10/2020	7.1	650	637
Teasdale Quality Foods, Inc.	Grocery	Senior Loan	10/2020	7.1	239	235
Teasdale Quality Foods, Inc.	Grocery	Senior Loan	10/2020	6.9	3,532	3,460
Upstream Intermediate, LLC	Healthcare, Education and Childcare	Senior Loan	01/2024	6.6	2,830	2,830
W3 Co.	Oil and Gas	Senior Loan	03/2022	8.2	1,253	1,251
WHCG Management, LLC(4)	Healthcare, Education and Childcare	Senior Loan	03/2023	7.4	7,900	7,900
WIRB-Copernicus Group, Inc.(4)	Healthcare, Education and Childcare	Senior Loan	08/2022	6.5	5,609	5,609
Total senior loan investments					$183,668	$178,053
Payless ShoeSource, Inc.(6)(7)	Retail Stores	LLC interest	N/A	N/A	35	$54
W3 Co.(6)(7)	Oil and Gas	LLC units	N/A	N/A	3	1,073
Total equity investments						$1,127
Total investments					$183,668	$179,180

(1)
Represents the weighted average annual current interest rate as of September 30, 2018.

(2)
The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.

(3)
Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.

(4)
The Company also holds a portion of the first lien senior secured loan in this portfolio company.

(5)
Loan was on non-accrual status as of September 30, 2018. As such, no interest is being earned on this investment.

(6)
Equity investment received as a result of the portfolio company’s debt restructuring.

(7)
Non-income producing.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

SLF Investment Portfolio as of September 30, 2017

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)/ Shares(2)	Fair Value(3)
1A Smart Start LLC	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	6.1%	$2,094	$2,105
1A Smart Start LLC	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	5.8	928	928
Advanced Pain Management Holdings, Inc.	Healthcare, Education and Childcare	Senior loan	02/2018	6.3	6,805	5,784
Advanced Pain Management Holdings, Inc.	Healthcare, Education and Childcare	Senior loan	02/2018	6.3	466	396
Argon Medical Devices, Inc.	Healthcare, Education and Childcare	Senior loan	12/2021	6.0	3,184	3,184
Arise Virtual Solutions, Inc.(4)	Telecommunications	Senior loan	12/2018	7.3	9,856	9,856
Boot Barn, Inc.	Retail Stores	Senior loan	06/2021	5.8	10,073	10,073
Brandmuscle, Inc.	Printing and Publishing	Senior loan	12/2021	6.1	4,851	4,845
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	6.6	8,590	8,418
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	6.6	4,328	4,242
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.8	2,442	2,442
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.8	1,227	1,227
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.8	59	59
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.8	41	41
Curo Health Services LLC(4)	Healthcare, Education and Childcare	Senior loan	02/2022	5.3	5,850	5,867
DISA Holdings Acquisition Subsidiary Corp.	Diversified/Conglomerate Service	Senior loan	12/2020	5.5	4,401	4,401
DISA Holdings Acquisition Subsidiary Corp.	Diversified/Conglomerate Service	Senior loan	12/2020	5.6	428	428
EAG, INC.	Diversified/Conglomerate Service	Senior loan	07/2018	5.5	1,964	1,964
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	Senior loan	01/2020	6.8	4,725	4,725
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	7.1	6,029	6,029
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	7.1	1,686	1,686
Flexan, LLC(4)	Chemicals, Plastics and Rubber	Senior loan	02/2020	8.8	47	47
Gamma Technologies, LLC(4)	Electronics	Senior loan	06/2021	6.0	10,264	10,264
Harvey Tool Company, LLC	Diversified/Conglomerate Manufacturing	Senior loan	03/2020	6.1	3,064	3,064
III US Holdings, LLC	Diversified/Conglomerate Service	Senior loan	09/2022	7.9	5,044	5,044
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	12/2021	6.3	2,293	2,293
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	12/2021	6.4	102	102
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	12/2021	6.4	64	64
Joerns Healthcare, LLC(4)	Healthcare, Education and Childcare	Senior loan	05/2020	7.8	8,745	8,202
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.7	6,762	6,762
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.7	2,226	2,226
Julio & Sons Company	Beverage, Food and Tobacco	Senior loan	12/2018	6.7	822	822
Loar Group Inc.	Aerospace and Defense	Senior loan	01/2022	6.0	2,164	2,164
Loar Group Inc.	Aerospace and Defense	Senior loan	01/2022	6.0	1,492	1,492
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior loan	11/2018	6.2	1,977	1,977
Paradigm DKD Group, LLC	Buildings and Real Estate	Senior loan	11/2018	6.2	596	596
Park Place Technologies LLC(4)	Electronics	Senior loan	06/2022	6.3	5,341	5,287
Pasternack Enterprises, Inc. and Fairview Microwave, Inc.	Diversified/Conglomerate Manufacturing	Senior loan	05/2022	6.2	5,372	5,372
Payless ShoeSource, Inc.	Retail Stores	Senior loan	08/2022	10.3	768	757
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	6.2	4,560	4,469
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	6.7	83	81
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	6.2	53	52
PowerPlan Holdings, Inc.(4)	Utilities	Senior loan	02/2022	6.5	11,365	11,365
Premise Health Holding Corp.(4)	Healthcare, Education and Childcare	Senior loan	06/2020	5.8	11,772	11,772
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2019	7.7	9,738	9,738
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2019	7.9	597	597

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

SLF Investment Portfolio as of September 30, 2017 – (continued)

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)/ Shares (2)	Fair Value(3)
R.G. Barry Corporation	Personal, Food and Miscellaneous Services	Senior loan	09/2019	6.2%	$5,217	$5,217
Radiology Partners, Inc.(4)	Healthcare, Education and Childcare	Senior loan	09/2020	7.1	7,793	7,793
Radiology Partners, Inc.(4)	Healthcare, Education and Childcare	Senior loan	09/2020	7.1	595	595
Radiology Partners, Inc.(4)	Healthcare, Education and Childcare	Senior loan	09/2020	7.1	505	505
Reliant Pro ReHab, LLC(4)	Healthcare, Education and Childcare	Senior loan	12/2017	6.3	3,240	3,240
RSC Acquisition, Inc.(4)	Insurance	Senior loan	11/2022	6.6	3,864	3,864
RSC Acquisition, Inc.	Insurance	Senior loan	11/2020	6.1	15	15
Rubio’s Restaurants, Inc.(4)	Beverage, Food and Tobacco	Senior loan	11/2018	6.1	4,992	4,992
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior loan	06/2018	6.6	5,792	5,792
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior loan	10/2019	7.0	4,782	4,686
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior loan	10/2019	7.8	70	69
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior loan	10/2019	7.0	50	49
Sage Dental Management, LLC	Healthcare, Education and Childcare	Senior loan	10/2019	8.8	34	33
Saldon Holdings, Inc.(4)	Diversified/Conglomerate Service	Senior loan	09/2022	5.8	2,521	2,490
Sarnova HC, LLC	Healthcare, Education and Childcare	Senior loan	01/2022	6.0	3,684	3,684
SEI, Inc.	Electronics	Senior loan	07/2021	6.0	13,820	13,820
Self Esteem Brands, LLC(4)	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	02/2020	6.0	11,313	11,313
Severin Acquisition, LLC(4)	Diversified/Conglomerate Service	Senior loan	07/2021	6.1	4,832	4,830
Severin Acquisition, LLC	Diversified/Conglomerate Service	Senior loan	07/2021	6.0	5,290	5,265
Severin Acquisition, LLC	Diversified/Conglomerate Service	Senior loan	07/2021	6.2	668	670
Severin Acquisition, LLC(5)	Diversified/Conglomerate Service	Senior loan	07/2021	N/A(6)	—	(1)
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8	867	754
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8	68	60
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8	68	59
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8	68	59
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8	68	59
Smashburger Finance LLC(5)	Beverage, Food and Tobacco	Senior loan	05/2018	N/A(6)	—	(15)
Stomatcare DSO, LLC(7)	Healthcare, Education and Childcare	Senior loan	05/2022	6.2% PIK	625	329
Tate’s Bake Shop, Inc.(4)	Beverage, Food and Tobacco	Senior loan	08/2019	6.3	2,926	2,926
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	5.5	4,553	4,553
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	6.1	3,567	3,567
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	6.1	687	687
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	6.0	514	514
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	6.1	252	252
Transaction Data Systems, Inc.	Diversified/Conglomerate Service	Senior loan	06/2021	6.6	7,393	7,393
Transaction Data Systems, Inc.	Diversified/Conglomerate Service	Senior loan	06/2020	5.8	22	21
W3 Co.	Oil and Gas	Senior loan	03/2022	7.2	1,266	1,269
WHCG Management, LLC(4)	Healthcare, Education and Childcare	Senior loan	03/2023	6.1	7,980	7,980
WIRB-Copernicus Group, Inc.	Healthcare, Education and Childcare	Senior loan	08/2022	6.3	5,666	5,666
Young Innovations, Inc.(4)	Healthcare, Education and Childcare	Senior loan	01/2019	6.3	10,369	10,369
Young Innovations, Inc.(4)	Healthcare, Education and Childcare	Senior loan	01/2019	6.3	209	209
Total senior loan investments					$301,583	$298,941
Payless ShoeSource, Inc.(8)(9)	Retail Stores	LLC interest	N/A	N/A	35	$843
W3 Co.(8)(9)	Oil and Gas	LLC units	N/A	N/A	3	1,146
Total equity investments						$1,989
Total investments					$301,583	$300,930

(1)
Represents the weighted average annual current interest rate as of September 30, 2017.

(2)
The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

(3)
Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.

(4)
The Company also hold a portion of the senior secured loan in this portfolio company.

(5)
The negative fair value is the result of the unfunded commitment being valued below par.

(6)
The entire commitment was unfunded as of September 30, 2017. As such, no interest is being earned on this investment.

(7)
Loan was on non-accrual status as of September 30, 2017, meaning that SLF has ceased recognizing interest income on the loan.

(8)
Equity investment received as a result of the portfolio company’s debt restructuring.

(9)
Non-income producing.

As of September 30, 2018, the Company has committed to fund $175,000 of LLC equity interest subscriptions to SLF. As of September 30, 2018 and 2017, $75,407 and $97,457, respectively, of the Company’s LLC equity interest subscriptions to SLF had been called and contributed, net of return of capital distributions subject to recall. For the years ended September 30, 2018 and 2017, the Company received $8,099 and $4,929, respectively, in dividend income from the SLF LLC equity interest.
The subordinated notes, previously issued by SLF to the Company and RGA were redeemed and terminated on December 30, 2016. For the years ended September 30, 2018 and 2017, the Company earned interest income on the subordinated notes of  $0 and $1,639, respectively.
See below for certain summarized financial information for SLF as of and for the years ended September 30, 2018 and 2017:
	As of September 30, 2018	As of September 30, 2017
Selected Balance Sheet Information:
Investments, at fair value	$179,180	$300,930
Cash and other assets	7,127	5,305
Receivable from investments sold	19	—
Total assets	$186,326	$306,235
Senior credit facility	$104,622	$197,700
Unamortized debt issuance costs	(18)	(712)
Other liabilities	484	658
Total liabilities	105,088	197,646
Members’ equity	81,238	108,589
Total liabilities and members’ equity	$186,326	$306,235

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

	Years ended September 30,
	2018	2017
Selected Statement of Operations Information:
Interest income	$18,285	$21,455
Fee income	202	5
Total investment income	18,487	21,460
Interest and other debt financing expense	6,687	10,236
Administrative service fee	404	477
Other expenses	93	131
Total expenses	7,184	10,844
Net investment income	11,303	10,616
Net realized gain (loss) on investments	—	(7,379)
Net change in unrealized appreciation (depreciation) on investments	(4,197)	4,647
Net increase (decrease) in members’ equity	$7,106	$7,884
Note 5. Fair Value Measurements
The Company follows ASC Topic 820 for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Assets and liabilities are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. The three levels are defined as follows:
Level 1:
Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2:
Inputs include quoted prices for similar assets or liabilities in active markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the assets or liabilities.

Level 3:
Inputs include significant unobservable inputs for the assets or liabilities and include situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability. The Company assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

fair value hierarchy for assets and liabilities during the years ended September 30, 2018, 2017 and 2016. The following section describes the valuation techniques used by the Company to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.
Investments
Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with approximately 25% (based on the number of portfolio companies) of the Company’s valuations of debt and equity investments without readily available market quotations subject to review by an independent valuation firm. All investments as of September 30, 2018 and 2017, with the exception of money market funds included in cash, cash equivalents and restricted cash and cash equivalents (Level 1 investments) and investments measured at fair value using the NAV, were valued using Level 3 inputs.
When determining fair value of Level 3 debt and equity investments, the Company may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, and changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s net income before net interest expense, income tax expense, depreciation and amortization (“EBITDA”). A portfolio company’s EBITDA may include pro forma adjustments for items such as acquisitions, divestitures, or expense reductions. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Company will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Company uses a market interest rate yield analysis to determine fair value.
In addition, for certain debt investments, the Company may base its valuation on indicative bid and ask prices provided by an independent third party pricing service. Bid prices reflect the highest price that the Company and others may be willing to pay. Ask prices represent the lowest price that the Company and others may be willing to accept. The Company generally uses the midpoint of the bid/ask range as its best estimate of fair value of such investment.
Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded. The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Secured Borrowings
The Company has elected the fair value option under ASC Topic 825 - Financial Instruments, relating to accounting for debt obligations at their fair value for its secured borrowings which arose due to partial loan sales which did not meet the criteria for sale treatment under ASC Topic 860. The Company reports changes in the fair value of its secured borrowings as a component of the net change in unrealized (appreciation) depreciation on secured borrowings in the Consolidated Statements of Operations. The net gain or loss reflects the difference between the fair value and the principal amount due on maturity.
As of September 30, 2018 and 2017, there were no secured borrowings outstanding. Previous secured borrowings were valued using Level 3 inputs under the fair value hierarchy, and the Company’s approach to determining fair value of Level 3 secured borrowings is consistent with its approach to determining fair value of the Level 3 investments that are associated with these secured borrowings as previously described.
The following tables present fair value measurements of the Company’s investments and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value as of September 30, 2018 and 2017:
As of September 30, 2018	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Total
Assets, at fair value:
Debt investments(1)	$—	$—	$1,671,051	$1,671,051
Equity investments(1)	—	—	40,706	40,706
Money market funds(1)(2)	10,532	—	—	10,532
Investment measured at NAV(3)(4)	—	—	—	71,084
Total assets, at fair value:	$10,532	$—	$1,711,757	$1,793,373

As of September 30, 2017	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Total
Assets, at fair value:
Debt investments(1)	$—	$—	$1,538,606	$1,538,606
Equity investments(1)	—	—	51,394	51,394
Money market funds(1)(2)	13,825	—	—	13,825
Investment measured at NAV(3)(4)	—	—	—	95,015
Total assets, at fair value:	$13,825	$—	$1,590,000	$1,698,840

(1)
Refer to the Consolidated Schedules of Investments for further details.

(2)
Included in cash and cash equivalents and restricted cash and cash equivalents on the Consolidated Statements of Financial Condition.

(3)
Certain investments that are measured at fair value using the NAV have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Financial Condition.

(4)
Represents the Company’s investment in LLC equity interests in SLF. The fair value of this investment has been determined using the NAV of the Company’s ownership interest in members’ capital.

The net change in unrealized appreciation (depreciation) for the years ended September 30, 2018, 2017 and 2016 reported within the net change in unrealized appreciation (depreciation) on investments in the Company’s Consolidated Statements of Operations attributable to the Company’s Level 3 assets held at the end of each year was $3,600, $4,846 and $2,528, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The following table presents the changes in investments and secured borrowings measured at fair value using Level 3 inputs for the years ended September 30, 2018 and 2017:
	Year ended September 30, 2018
	Debt Investments	Equity Investments	Total Investments
Fair value, beginning of period	$1,538,606	$51,394	$1,590,000
Net change in unrealized appreciation (depreciation) on investments	1,533	(11,239)	(9,706)
Realized gain (loss) on investments	(4,516)	21,970	17,454
Funding of (proceeds from) revolving loans, net	(7,235)	—	(7,235)
Fundings of investments	628,608	5,824	634,432
PIK interest	1,622	—	1,622
Proceeds from principal payments and sales of portfolio investments	(497,208)	(27,243)	(524,451)
Accretion of discounts and amortization of premiums	9,641	—	9,641
Fair value, end of period	$1,671,051	$40,706	$1,711,757

	Year ended September 30, 2017
	Debt Investments	Equity Investments	Total Investments	Secured Borrowings
Fair value, beginning of period	$1,573,953	$59,732	$1,633,685	$475
Net change in unrealized appreciation (depreciation) on investments	1,146	222	1,368	—
Net change in unrealized appreciation (depreciation) on secured borrowings		—	—	(3)
Realized gain (loss) on investments	(372)	9,774	9,402	—
Funding of (proceeds from) revolving loans, net	331	—	331	—
Fundings of investments	570,950	4,677	575,627	—
PIK interest	1,839	—	1,839	—
Proceeds from principal payments and sales of portfolio investments	(540,050)	(23,011)	(563,061)	—
Non-cash proceeds from subordinated notes in SLF principal payments	(78,689)	—	(78,689)	—
Repayments on secured borrowings	—	—	—	(475)
Accretion of discounts and amortization of premiums	9,498	—	9,498	3
Fair value, end of period	$1,538,606	$51,394	$1,590,000	$—

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The following tables present quantitative information about the significant unobservable inputs of the Company’s Level 3 investments as of September 30, 2018 and 2017.
Quantitative information about Level 3 Fair Value Measurements
	Fair value as of September 30, 2018	Valuation Techniques	Unobservable Input	Range (Weighted Average)
Assets:
Senior secured loans(1)(2)	$225,960	Market rate approach	Market interest rate	4.3% – 9.9% (7.2%)
		Market comparable companies	EBITDA multiples	5.0x – 15.0x (11.1x)
	3,926	Market comparable	Broker/dealer bids or quotes	N/A
One stop loans(1)(3)(4)	$1,422,601	Market rate approach	Market interest rate	2.0% – 13.8% (8.8%)
		Market comparable companies	EBITDA multiples	4.5x – 35.0x (13.6x)
			Revenue multiples	1.3x – 10.2x (4.1x)
	3,253	Market comparable	Broker/dealer bids or quotes	N/A
Subordinated debt and second lien loans(1)(5)	$9,686	Market rate approach	Market interest rate	8.0% – 19.5% (10.4%)
		Market comparable companies	EBITDA multiples	10.5x – 11.0x (10.5x)
Revenue multiples				5.1
Equity(6)(7)	$40,706	Market comparable companies	EBITDA multiples	4.5x – 28.5x (12.2x)
			Revenue multiples	1.3x – 10.2x (4.0x)

(1)
The fair value of this asset class was determined using the market rate approach as the investments in this asset class were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value as of September 30, 2018 was determined using the market rate approach.

(2)
Excludes $1,283 of non-accrual loans at fair value, which the Company valued using the market comparable companies approach.

(3)
Excludes $4,342 of non-accrual loans at fair value, which the Company valued using the market comparable companies approach.

(4)
The Company valued $1,253,179 and $169,422 of one stop loans using EBITDA and revenue multiples, respectively. All one stop loans were also valued using the market rate approach.

(5)
The Company valued $9,502 and $184 of subordinated debt and second lien loans using EBITDA and revenue multiples, respectively. All subordinated debt and second lien loans were also valued using the market rate approach.

(6)
Excludes $71,084 of LLC equity interests in SLF at fair value, which the Company valued using the NAV.

(7)
The Company valued $36,714 and $3,992 of equity investments using EBITDA and revenue multiples, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Quantitative information about Level 3 Fair Value Measurements
	Fair value as of September 30, 2017	Valuation Techniques	Unobservable Input	Range (Weighted Average)(7)
Assets:
Senior secured loans(1)(2)	$184,529	Market rate approach	Market interest rate	5.6% – 12.5% (6.9%)
		Market comparable companies	EBITDA multiples	5.0x – 17.5x (11.6x)
	10,560	Market comparable	Broker/dealer bids or quotes	N/A
One stop loans(1)(3)(4)	$1,327,788	Market rate approach	Market interest rate	2.3% – 39.5% (8.1%)
		Market comparable companies	EBITDA multiples	4.0x – 35.0x (12.5x)
			Revenue multiples	2.0x – 7.5x (3.9x)
	3,281	Market comparable	Broker/dealer bids or quotes	N/A
Subordinated debt and second lien loans(1)	$9,493	Market rate approach	Market interest rate	9.3% – 19.5% (9.4%)
		Market comparable companies	EBITDA multiples	10.5x – 11.0x (10.5x)
Equity(5)(6)	$51,394	Market comparable companies	EBITDA multiples	4.0x – 43.3x (12.5x)
			Revenue multiples	2.0x – 5.8x (3.0x)

(1)
The fair value of this asset class was determined using the market rate approach as the investments in this asset class were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value as of September 30, 2017 was determined using the market rate approach.

(2)
Excludes $(60) of non-accrual loans at fair value, which the Company valued using the market comparable companies approach. The negative fair value is a result of the unfunded commitment being valued below par.

(3)
Excludes $3,015 of non-accrual loans at fair value, which the Company valued using the market comparable companies approach.

(4)
The Company valued $1,189,176 and $138,612 of one stop loans using EBITDA and revenue multiples, respectively. All one stop loans were also valued using the market rate approach.

(5)
Excludes $95,015 of LLC equity interests in SLF at fair value, which the Company valued using the NAV.

(6)
The Company valued $47,092 and $4,302 of equity investments using EBITDA and revenue multiples, respectively.

(7)
Unobservable inputs were weighted by the relative fair value of the instruments.

The above tables are not intended to be all-inclusive but rather to provide information on significant unobservable inputs and valuation techniques used by the Company.
The significant unobservable inputs used in the fair value measurement of the Company’s debt and equity investments are EBITDA multiples, revenue multiples and market interest rates. The Company uses EBITDA multiples and, to a lesser extent, revenue multiples on its debt and equity investments to determine any credit gains or losses. Increases or decreases in either of these inputs in isolation would have resulted in a significantly lower or higher fair value measurement. The Company uses market interest rates for loans to

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

determine if the effective yield on a loan is commensurate with the market yields for that type of loan. If a loan’s effective yield was significantly less than the market yield for a similar loan with a similar credit profile, then the resulting fair value of the loan may have been lower.
Other Financial Assets and Liabilities
ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. As a result, with the exception of the line item titled “debt” which is reported at cost, all assets and liabilities approximate fair value on the Consolidated Statements of Financial Condition due to their short maturity. Fair value of the Company’s debt is estimated using Level 3 inputs by discounting remaining payments using comparable market rates or market quotes for similar instruments at the measurement date, if available.
The following are the carrying values and fair values of the Company’s debt as of September 30, 2018 and 2017. Fair value is estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if available.
	As of September 30, 2018		As of September 30, 2017
	Carrying Value	Fair Value	Carrying Value	Fair Value
Debt	$845,683	$837,578	$781,100	$788,762
Note 6. Borrowings
In accordance with the 1940 Act, with certain limited exceptions, the Company is currently allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. The Small Business Credit Availability Act (“SBCAA”), which was signed into law on March 23, 2018, among other things, amended Section 61(a) of the 1940 Act to add a new Section 61(a)(2) that reduces the asset coverage requirement applicable to business development companies from 200% to 150% so long as the business development company meets certain disclosure requirements and obtains certain approvals. The reduced asset coverage requirement would permit a business development company to have a ratio of total consolidated assets to outstanding indebtedness of 2:1 as compared to a maximum of 1:1 under the 200% asset coverage requirement. Effectiveness of the reduced asset coverage requirement to a business development company requires approval by either (1) a “required majority,” as defined in Section 57(o) of the 1940 Act, of such business development company’s board of directors with effectiveness one year after the date of such approval or (2) a majority of votes cast at a special or annual meeting of such business development company’s stockholders at which a quorum is present, which is effective the day after such stockholder approval. As of September 30, 2018, the Company has not obtained either approval and, as a result and subject to the exemptive relief described below, remains subject to the 200% asset coverage requirement under Section 61(a)(1) of the 1940 Act. On September 13, 2011, the Company received exemptive relief from the SEC allowing it to modify the asset coverage requirement to exclude the SBA debentures from the asset coverage calculation. As such, the Company’s ratio of total consolidated assets to outstanding indebtedness may be less than 200% even if the Company does not receive approval for the modified asset coverage requirement permitted by Section 61(a)(2) of the 1940 Act. This provides the Company with increased investment flexibility but also increases its risks related to leverage. As of September 30, 2018, the Company’s asset coverage for borrowed amounts was 269.5% (excluding the SBA debentures).
Debt Securitizations:   On July 16, 2010, the Company completed a $300,000 term debt securitization, which was subsequently increased to $350,000 (as amended, “2010 Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations (“CLOs”) and are a form of secured financing incurred by the Company, which is consolidated by the Company and subject to the Company’s overall asset coverage requirements. The notes (“2010 Notes”) offered in the 2010 Debt Securitization were issued by the 2010 Issuer, a subsidiary of Holdings. Through October 19, 2016, the 2010 Debt

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Securitization consisted of  $203,000 of Aaa/AAA Class A 2010 Notes that bore interest at a rate of three-month LIBOR plus 1.74%, $12,000 of Class B 2010 Notes that bore interest at a rate of three-month LIBOR plus 2.40% and $135,000 of Subordinated 2010 Notes that do not bear interest. On October 20, 2016, the Company and the 2010 Issuer further amended the 2010 Debt Securitization to, among other things, (a) refinance the issued Class A 2010 Notes by redeeming in full the Class A 2010 Notes and issuing new Class A-Refi 2010 Notes in an aggregate principal amount of  $205,000 that bore interest at a rate of three-month LIBOR plus 1.90%, (b) refinance the Class B Notes by redeeming in full the Class B 2010 Notes and issuing new Class B-Refi 2010 Notes in an aggregate principal amount of  $10,000 that bore interest at a rate of three-month LIBOR plus 2.40%, and (c) extend the reinvestment period applicable to the 2010 Issuer to July 20, 2018. Following the refinancing, Holdings retained the Class B-Refi 2010 Notes. On July 20, 2018, in connection with a new revolving credit facility, the 2010 Issuer redeemed the outstanding 2010 Notes pursuant to the terms of the indenture governing such 2010 Notes. Following such redemption, the agreements governing the 2010 Debt Securitization were terminated.
The Class A-Refi 2010 Notes are included in the September 30, 2017, Consolidated Statement of Financial Condition as debt of the Company and the Class B-Refi 2010 Notes and Subordinated 2010 Notes were eliminated in consolidation. The Class A-Refi 2010 Notes and Class B-Refi 2010 Notes were secured by the assets held by the 2010 Issuer.
As of September 30, 2018, the 2010 Notes were no longer outstanding. As of September 30, 2017, there were 81 portfolio companies with a total fair value of  $345,750 securing the 2010 Notes. The pool of loans in the 2010 Debt Securitization was required to meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.
The interest charged under the 2010 Debt Securitization was based on three-month LIBOR. For the years ended September 30, 2018, 2017 and 2016, the components of interest expense, cash paid for interest, average interest rates and average outstanding balances for the 2010 Debt Securitization were as follows:
	For the years ended September 30,
	2018	2017	2016
Stated interest expense	$6,127	$6,156	$5,078
Amortization of debt issuance costs	189	256	390
Total interest and other debt financing expenses	$6,316	$6,412	$5,468
Cash paid for interest expense	$7,460	$5,901	$4,900
Average stated interest rate	3.7%	3.0%	2.4%
Average outstanding balance	$164,000	$205,520	$215,000
On June 5, 2014, the Company completed a $402,569 term debt securitization (“2014 Debt Securitization”). Term debt securitizations are also known as CLOs and are a form of secured financing incurred by the Company, which is consolidated by the Company and subject to the Company’s overall asset coverage requirements. The notes (“2014 Notes”) offered in the 2014 Debt Securitization were issued by the 2014 Issuer and are secured by a diversified portfolio of senior secured and second lien loans held by the 2014 Issuer. The 2014 Debt Securitization initially consisted of  $191,000 of Aaa/AAA Class A-1 2014 Notes, $20,000 of Aaa/AAA Class A-2 2014 Notes and $35,000 of Aa2/AA Class B 2014 Notes. In partial consideration for the loans transferred to the 2014 Issuer as part of the 2014 Debt Securitization, the Company received $37,500 of Class C 2014 Notes and $119,069 of LLC equity interests in the 2014 Issuer. The Company retained all of the Class C 2014 Notes and LLC equity interests totaling $37,500 and $119,069, respectively. On March 23, 2018, the Company and the 2014 Issuer amended the 2014 Debt Securitization to, among other things, (a) refinance the issued Class A-1 2014 Notes by redeeming in full the

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

$191.0 million of Class A-1 2014 Notes and issuing new Class A-1-R 2014 Notes in an aggregate principal amount of  $147,082 that bear interest at a rate of three-month LIBOR plus 0.95%, which is a decrease from the rate of three-month LIBOR plus 1.75% of the previously outstanding Class A-1 2014 Notes, (b) refinance the Class A-2 2014 Notes by redeeming in full the $20,000 of Class A-2 2014 Notes and issuing new Class A-2-R 2014 Notes in an aggregate principal amount of  $15,401 that bear interest at a rate of three-month LIBOR plus 0.95%, which is a decrease from the rate of three-month LIBOR plus 1.95% of the previously outstanding Class A-2 2014 Notes, (c) refinance the Class B 2014 Notes by redeeming in full the $35,000 of Class B 2014 Notes and issuing new Class B-R 2014 Notes in an aggregate principal amount of  $35,000 that bear interest at a rate of three-month LIBOR plus 1.40%, which is a decrease from the rate of three-month LIBOR plus 2.50% of the previously outstanding Class B 2014 Notes, (d) refinance the Class C 2014 Notes by redeeming in full the $37,500 of Class C 2014 Notes and issuing new Class C-R 2014 Notes in an aggregate principal amount of  $37,500 that bear interest at a rate of three-month LIBOR plus 1.55%, which is a decrease from the rate of three-month LIBOR plus 3.50% of the previously outstanding Class C 2014 Notes. The Class C-R 2014 Notes were retained by the Company, and the Company remains the sole owner of the equity of the 2014 Issuer. The Class A-1-R, Class A-2-R and Class B-R 2014 Notes are included in the September 30, 2018 Consolidated Statement of Financial Condition as debt of the Company and the Class C-R 2014 Notes and LLC equity interests were eliminated in consolidation. The Class A-1, Class A-2 and Class B 2014 Notes are included in the September 30, 2017 Consolidated Statement of Financial Condition as debt of the Company and the Class C 2014 Notes and LLC equity interests were eliminated in consolidation.
Through April 28, 2018, all principal collections received on the underlying collateral could have been used by the 2014 Issuer to purchase new collateral under the direction of the Investment Adviser in its capacity as collateral manager of the 2014 Issuer and in accordance with the Company’s investment strategy, allowing the Company to maintain the initial leverage in the 2014 Debt Securitization. The 2014 Notes are scheduled to mature on April 25, 2026.
As of September 30, 2018 and 2017, there were 83 and 85 portfolio companies with a total fair value of $346,130 and $382,957, respectively, securing the 2014 Notes. The pool of loans in the 2014 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.
The interest charged under the 2014 Debt Securitization is based on three-month LIBOR. The three-month LIBOR in effect as of September 30, 2018 based on the last interest rate reset was 2.3%. For the years ended September 30, 2018, 2017 and 2016, the components of interest expense, cash paid for interest, average interest rates and average outstanding balances for the 2014 Debt Securitization were as follows:
	For the years ended September 30,
	2018	2017	2016
Stated interest expense	$8,063	$7,311	$6,029
Amortization of debt issuance costs	1,085	639	641
Total interest and other debt financing expenses	$9,148	$7,950	$6,670
Cash paid for interest expense	$8,289	$7,032	$5,786
Average stated interest rate	3.4%	3.0%	2.5%
Average outstanding balance	$236,961	$246,000	$246,000

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

As of September 30, 2018, the classes, amounts, ratings and interest rates (expressed as a spread to three-month LIBOR) of the Class A-1-R, A-2-R and B-R 2014 Notes are as follows:
Description	Class A-1-R 2014 Notes	Class A-2-R 2014 Notes	Class B-R 2014 Notes
Type	Senior Secured Floating Rate	Senior Secured Floating Rate	Senior Secured Floating Rate
Amount Outstanding	$147,082	$15,401	$35,000
Moody’s Rating	“Aaa”	“Aaa”	“Aa1”
S&P Rating	“AAA”	“AAA”	“AA+”
Interest Rate	LIBOR + 0.95%	LIBOR + 0.95%	LIBOR + 1.40%
The Investment Adviser served as collateral manager to the 2010 Issuer and serves as collateral manager to the 2014 Issuer under separate collateral management agreements and receives a fee for providing these services. The total fees payable by the Company under its Investment Advisory Agreement are reduced by an amount equal to the total aggregate fees paid to the Investment Adviser by the 2010 Issuer and the 2014 Issuer for rendering such collateral management services.
As part of each of the 2010 Debt Securitization and the 2014 Debt Securitization, GBDC entered into master loan sale agreements under which GBDC agreed to directly or indirectly sell or contribute certain senior secured and second lien loans (or participation interests therein) to the 2010 Issuer and the 2014 Issuer, as applicable, and to purchase or otherwise acquire the Subordinated 2010 Notes and the LLC equity interests in the 2014 Issuer, as applicable. As of September 30, 2018, the 2014 Notes were the secured obligations of the 2014 Issuer and the indenture governing the 2014 Notes includes customary covenants and events of default.
SBA Debentures:   On August 24, 2010, SBIC IV received approval for a license from the SBA to operate as an SBIC. On December 5, 2012, SBIC V received a license from the SBA to operate as an SBIC. On January 10, 2017, SBIC VI received a license from the SBA to operate as an SBIC. The reinvestment period for SBIC IV expired on September 30, 2018. SBICs are subject to a variety of regulations and oversight by the SBA concerning the size and nature of the companies in which they may invest as well as the structures of those investments.
The licenses allow the SBICs to obtain leverage by issuing SBA-guaranteed debentures, subject to issuance of a capital commitment by the SBA and customary procedures. These debentures are non-recourse to GBDC, have interest payable semiannually and a ten-year maturity. The interest rate is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with ten-year maturities.
Under present SBIC regulations, the maximum amount of SBA-guaranteed debentures that may be issued by multiple licensees under common management is $350,000 and the maximum amount that a single SBIC licensee may issue is $175,000. As of September 30, 2018, SBIC IV, SBIC V and SBIC VI had $115,000, $150,000 and $12,500, respectively, of outstanding SBA-guaranteed debentures that mature between September 2021 and March 2028, leaving incremental debenture commitments of  $0, $0 and $37,500 for SBIC IV, SBIC V and SBIC VI, respectively, under present SBIC regulations. As of September 30, 2017, SBIC IV, SBIC V and SBIC VI had $125,000, $133,000 and $9,000, respectively, of outstanding SBA-guaranteed debenture commitments that mature between September 2021 and September 2027 leaving incremental debenture commitments of  $0, $17,000 and $41,000 for SBIC IV, SBIC V and SBIC VI, respectively, under present SBIC regulations. The original amount committed to SBIC IV by the SBA was $150,000. In March 2018 and September 2017, SBIC IV repaid $10,000 and $25,000, respectively, of the aggregate principal amount of the SBA-guaranteed debentures outstanding at the time and $10,000 and $25,000, respectively, of debenture commitments were terminated.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The interest rate on the outstanding debentures as of September 30, 2018 is fixed at an average interest rate of 3.4%. For the years ended September 30, 2018, 2017 and 2016, the components of interest expense, cash paid for interest, average interest rates and average outstanding balances for the SBA debentures were as follows:
	For the years ended September 30,
	2018	2017	2016
Stated interest expense	$9,239	$9,782	$8,554
Amortization of debt issuance costs	1,072	1,357	1,815
Total interest and other debt financing expenses	$10,311	$11,139	$10,369
Cash paid for interest expense	$9,196	$9,777	$8,475
Average stated interest rate	3.4%	3.5%	3.6%
Average outstanding balance	$273,970	$282,675	$239,432
Revolving Credit Facilities:   On July 21, 2011, Funding entered into a senior secured revolving credit facility (as amended, the “Credit Facility”) with Wells Fargo Bank, N.A., as administrative agent and lender, which as of September 30, 2018, allowed Funding to borrow up to $170,000 at any one time outstanding, subject to leverage and borrowing base restrictions.
Through a series of amendments, most recently on September 21, 2018, the Company and Funding amended the Credit Facility to, among other things, extend the expiration of the reinvestment period from September 27, 2018 to September 20, 2019, extend the stated maturity date from September 28, 2022 to September 21, 2023, and permit borrowings in foreign currencies. On December 14, 2017, the Company and Funding amended the Credit Facility to, among other things, decrease the size of the Credit Facility from $225,000 to $170,000 and decrease the interest the Credit Facility bears from one-month LIBOR plus 2.25% to one-month LIBOR plus 2.15%. In addition to the stated interest rate on the Credit Facility, the Company is required to pay a non-usage fee at a rate between 0.50% and 1.75% per annum depending on the size of the unused portion of the Credit Facility. The Credit Facility is collateralized by all of the assets held by Funding, and GBDC has pledged its interests in Funding as collateral to Wells Fargo Bank, N.A., as the collateral agent, under an ancillary agreement to secure the obligations of GBDC as the transferor and servicer under the Credit Facility. Both GBDC and Funding have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the Credit Facility is subject to the 200% asset coverage requirements contained in the 1940 Act.
The Company has transferred certain loans and debt securities it has originated or acquired from time to time to Funding through a purchase and sale agreement and may cause Funding to originate or acquire loans in the future, consistent with the Company’s investment objectives.
As of September 30, 2018 and 2017, the Company had outstanding debt under the Credit Facility of $136,000 and $63,100, respectively. For the years ended September 30, 2018 and 2017, the Company had borrowings on the Credit Facility of  $491,500 and $530,000, respectively, and repayments on the Credit Facility of  $218,750 and $593,600, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

For the years ended September 30, 2018, 2017 and 2016, the components of interest expense, cash paid for interest and facility fees, average interest rates and average outstanding balances for the Credit Facility were as follows:
	For the years ended September 30,
	2018	2017	2016
Stated interest expense	$4,014	$4,445	$3,403
Facility fees	566	539	460
Amortization of debt issuance costs	668	1,037	1,304
Total interest and other debt financing expenses	$5,248	$6,021	$5,167
Cash paid for interest expense and facility fees	$4,450	$4,952	$3,856
Average stated interest rate	3.9%	3.2%	2.7%
Average outstanding balance	$102,985	$138,786	$125,908
On July 20, 2018, the 2010 Issuer entered into a credit facility (the “MS Credit Facility”) with Morgan Stanley Bank, N.A., as lender, Morgan Stanley Senior Secured Funding, Inc., as administrative agent, and U.S. Bank National Association, as collateral agent for the administrative agent and the lenders. As of September 30, 2018, the MS Credit Facility allowed the 2010 Issuer to borrow up to $300,000 at any one time outstanding. The period from the closing date until January 18, 2019 is referred to as the revolving period and during such revolving period, the 2010 Issuer may request drawdowns under the MS Credit Facility. During the period prior to the last day of the revolving period, borrowings under the MS Credit Facility bear interest at a rate equal to the one-month LIBOR plus 1.90%. Commencing on the last day of the revolving period, the interest rate on borrowings under the MS Credit Facility will reset to one-month LIBOR plus 2.15% for the remaining term of the MS Credit Facility. The scheduled maturity date of the MS Credit Facility is March 20, 2019.
The MS Credit Facility is secured by all of the assets held by the 2010 Issuer. Pursuant to a collateral management agreement, the Investment Adviser has agreed to perform certain duties with respect to the purchase and management of the assets securing the MS Credit Facility. The Investment Adviser will not be paid a fee for such services under the collateral management agreement, but will be reimbursed for expenses incurred in the performance of such obligations other than any ordinary overhead expenses, which shall not be reimbursed. The 2010 Issuer made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the MS Credit Facility is subject to the leverage restrictions contained in 1940 Act.
As of September 30, 2018, the Company had outstanding debt under the MS Credit Facility of $234,700. For the year ended September 30, 2018, the Company had borrowings on the MS Credit Facility of  $248,450 and repayments on the MS Credit Facility of  $13,750.
For the years ended September 30, 2018, 2017 and 2016, the components of interest expense, cash paid for interest and facility fees, average interest rates and average outstanding balances for the MS Credit Facility were as follows:
	For the years ended September 30,
	2018	2017	2016
Stated interest expense	$1,721	$—	$—
Amortization of debt issuance costs	301	—	—
Total interest and other debt financing expenses	$2,022	$—	$—
Cash paid for interest expense and facility fees	$—	$—	$—
Average stated interest rate	4.1%	N/A	N/A
Average outstanding balance	$42,239	$—	$—

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Revolvers:   On November 22, 2013, Golub Capital BDC Revolver Funding, LLC (“Revolver Funding”) entered into a $15,000 revolving line of credit (as amended, the “Revolver”), which could have been increased up to $30,000, with The PrivateBank and Trust Company. On October 21, 2015, the Company and Revolver Funding terminated the Revolver. There were no borrowings outstanding on the Revolver at the time of termination, and Revolver Funding was released of all obligations under the Revolver and all liens on the assets held by Revolver Funding collateralizing the Revolver were released.
The Revolver was collateralized by all of the assets held by Revolver Funding. Both GBDC and Revolver Funding made customary representations and warranties and were required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the Revolver was subject to the leverage restrictions contained in the 1940 Act. In addition, the Company paid a fee of 0.25% per annum on any unused portion of the Revolver.
The revolver was not in existence for the years ended September 30, 2018 and 2017. For the years ended September 30, 2018, 2017 and 2016, the weighted average outstanding balance was $0. For the year ended September 30, 2016, cash paid for facility fees was $2 and total interest expense of  $36 included $2 of facility fees and $34 of amortization of deferred debt issuance costs.
On June 22, 2016, the Company entered into the Adviser Revolver with the Investment Adviser, with a maximum credit limit of  $20,000 and an expiration date of June 22, 2019. The Adviser Revolver bears an interest rate equal to the short-term Applicable Federal Rate, which was 2.5% as of September 30, 2018. As of September 30, 2018 and 2017, the Company had no outstanding debt under the Adviser Revolver. For the years ended September 30, 2018 and 2017, the Company had no borrowings and repayments, did not incur any interest expense and no cash was paid for interest on the Adviser Revolver. For the year ended September 30, 2016, the annualized average stated interest rate was 0.7% on average outstanding borrowings of  $26, interest expense was an amount less than $1 and cash paid for interest was an amount less than $1. For the year ended September 30, 2016, the Company had borrowings on the Adviser Revolver of  $9,500 and repayments on the Adviser Revolver of  $9,500.
Other Short-Term Borrowings:   Borrowings with original maturities of less than one year are classified as short-term. As of September 30, 2018 and 2017, there were no other short-term borrowings outstanding. Past short-term borrowings were the result of an investment sold under a repurchase agreement. Investments sold under repurchase agreements are accounted for as collateralized borrowings as the sale of the investment does not qualify for sale accounting under ASC Topic 860 and remain as an investment on the Consolidated Statements of Financial Condition. The investment sold under the repurchase agreement was denominated in foreign currency and the Company entered into the repurchase agreement to help mitigate the impact that an adverse change in exchange rates would have on the value of that investment.
During the year ended September 30, 2018, proceeds from other short-term borrowings totaled $9,511 and repayments on other short-term borrowings totaled $9,359, respectively. During the years ended September 30, 2017 and 2016, there were no proceeds from or repayments on other short-term borrowings.
For the years ended September 30, 2018, 2017 and 2016, the effective interest rate on short-term borrowings was 4.8%, 0.0% and 0.0% and interest expense was $129, $0 and $0, respectively.
The average total debt outstanding (including the debt under the 2010 Debt Securitization, the 2014 Debt Securitization, SBA debentures, Credit Facility, MS Credit Facility, Adviser Revolver, and other short-term borrowings) for the years ended September 30, 2018, 2017 and 2016, was $822,823, $872,980 and $826,366, respectively.
For the years ended September 30, 2018, 2017 and 2016, the effective average interest rate, which includes amortization of debt financing costs and non-usage facility fees, on the Company’s total debt outstanding (excluding secured borrowings) was 4.0%, 3.6% and 3.4%, respectively.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

A summary of the Company’s maturity requirements for borrowings as of September 30, 2018 is as follows:
	Payments Due by Period
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
2014 Debt Securitization	$197,483	$—	$—	$—	$197,483
SBA debentures	277,500	—	35,300	102,950	139,250
Credit Facility	136,000	—	—	136,000	—
MS Credit Facility	234,700	234,700	—	—	—
Adviser Revolver	—	—	—	—	—
Total debt	$845,683	$234,700	$35,300	$238,950	$336,733
Secured Borrowings:   Certain partial loan sales do not qualify for sale accounting under ASC Topic 860 because these sales do not meet the definition of a “participating interest”, as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest remain as an investment on the Consolidated Statement of Financial Condition and the portion sold is recorded as a secured borrowing in the liabilities section of the Consolidated Statement of Financial Condition. For these partial loan sales, the interest earned on the entire loan balance is recorded within “interest income” and the interest earned by the buyer in the partial loan sale is recorded within “interest and other debt financing expenses” in the Consolidated Statement of Operations.
As of September 30, 2018 and 2017, there were no secured borrowings outstanding.
Past secured borrowings were the result of the Company’s completion of partial loan sales of one stop loans associated with a portfolio company that did not meet the definition of a “participating interest.” As a result, sale treatment was not allowed and the partial loan sales were treated as secured borrowings.
During the years ended September 30, 2018, 2017 and 2016, there were no partial loan sales and net fundings on revolving and delayed draw secured borrowings totaled $0, $0, and $155, respectively, and repayments on secured borrowings totaled $0, $475 and $35 respectively.
For the years ended September 30, 2018, 2017 and 2016, the effective average interest rate on secured borrowings, which includes amortization of original issuance costs, was 0.0%, 3.4% and 4.2%, respectively, and interest expense was $0, $9 and $14, respectively and amortization of original issue discount was $0, $3 and $0, respectively.
Note 7. Federal Income Tax Matters
The Company has elected to be treated and intends to be subject to tax as a RIC under Subchapter M of the Code. As a result, the Company must distribute substantially all of its net taxable income each tax year as dividends to its stockholders. Accordingly, no provision for federal income tax has been made in the financial statements.
Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts determined in accordance with GAAP and those differences could be material. These book-to-tax differences are either temporary or permanent in nature. Reclassifications due to permanent book-tax differences, including distributions representing a return of capital, have no impact on net assets.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The following differences were reclassified for tax purposes for the years ended September 30, 2018, 2017 and 2016:
	Years ended September 30,
	2018	2017	2016
Increase/(decrease) in Paid in Capital in Excess of Par	$(5)	$38	$(341)
Increase/(decrease) in Capital Distributions in Excess of and Undistributed Net Investment Income	10,325	(1,120)	4,083
Increase/(decrease) in Net Realized Gain (Loss) on Investments	(10,320)	1,082	(3,742)
Taxable income generally differs from net increase (decrease) in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes unrealized appreciation (depreciation) on investments as investment gains and losses are not included in taxable income until they are realized. Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. Capital losses incurred by the Company in tax years beginning after September 30, 2011 are not subject to expiration and retain their character as either short-term or long-term capital losses. As of September 30, 2018, the Company estimates that it will not have any capital loss carry forward available for use in subsequent tax years. The following table reconciles net increase in net assets resulting from operations to taxable income for the years ended September 30, 2018, 2017 and 2016:
	Years ended September 30,
	2018	2017	2016
Net increase in net assets resulting from operations	$81,970	$82,288	$69,204
Net change in unrealized (appreciation) depreciation on investments and foreign currency translation	11,587	(3,337)	2,030
Net change in unrealized (appreciation) depreciation on secured borrowings	—	(3)	—
Other income not currently taxable	(11,004)	(7,509)	(6,129)
Expenses not currently deductible	324	2,911	1,665
Other income for tax but not book	9,730	9,346	5,774
Other deductions/losses for tax not book	(2)	(36)	(279)
Other realized gain/loss differences	(6,249)	(5,575)	1,275
Taxable income before deductions for distributions	$86,356	$78,085	$73,540
The tax character of distributions paid during the years ended September 30, 2018, 2017 and 2016 was as follows:
	Years ended September 30,
	2018	2017	2016
Ordinary Income	$78,349	$85,304	$54,461
Long-Term Capital Gains	2,959	1,139	12,418

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The tax basis components of distributable earnings/(accumulated losses) and reconciliation to accumulated earnings/(deficit) on a book basis for the years ended September 30, 2018, 2017 and 2016 were as follows:
	As of September 30,
	2018	2017	2016
Undistributed ordinary income – tax basis	$1,844	$4,374	$14,792
Undistributed realized gains – tax basis	10,539	2,958	1,993
Net unrealized appreciation (depreciation) on investments	14,468	18,532	10,416
Other temporary differences	(7,604)	(7,285)	(4,429)
Total accumulated earnings (deficit) – book basis	$19,247	$18,579	$22,772
For the tax year ended September 30, 2018, the Company estimates taxable income in excess of the distributions made from such taxable income during the tax year, and therefore, the Company has elected to carry forward the excess for distribution to stockholders in 2019. The amount carried forward to 2019 is estimated to be approximately $12,383, although this amount will not be finalized until the 2018 tax returns are filed in 2019.
As of September 30, 2018, the Federal tax cost of investments was $1,771,041 resulting in estimated gross unrealized gains and losses of  $43,796 and $31,996, respectively.
Note 8. Commitments and Contingencies
Commitments:   The Company had outstanding commitments to fund investments totaling $57,650 and $60,497 under various undrawn revolvers and other credit facilities as of September 30, 2018 and 2017, respectively. As described in Note 4, the Company had commitments of up to $99,593 and $77,543 to SLF as of September 30, 2018 and 2017, respectively that may be contributed primarily for the purpose of funding new investments approved by the SLF investment committee.
Indemnifications:   In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as these involve future claims that may be made against the Company but that have not occurred. The Company expects the risk of any future obligations under these indemnifications to be remote.
Off-balance sheet risk:   Off-balance sheet risk refers to an unrecorded potential liability that may result in a future obligation or loss, even though it does not appear on the Consolidated Statements of Financial Condition. The Company has entered and, in the future, may again enter into derivative instruments that contain elements of off-balance sheet market and credit risk. There were no commitments outstanding for derivative contracts as of September 30, 2018 and 2017. Derivative instruments can be affected by market conditions, such as interest rate volatility, which could impact the fair value of the derivative instruments. If market conditions move against the Company, it may not achieve the anticipated benefits of the derivative instruments and may realize a loss. The Company minimizes market risk through monitoring its investments and borrowings.
Concentration of credit and counterparty risk:   Credit risk arises primarily from the potential inability of counterparties to perform in accordance with the terms of the contract. The Company has engaged and, in the future, may engage again in derivative transactions with counterparties. In the event that the counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparties or issuers of the instruments. The Company’s maximum loss that it could incur related to counterparty risk on its derivative instruments is the value of the collateral for that respective derivative instrument. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Legal proceedings:   In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company does not believe any disposition will have a material adverse effect on the Company’s consolidated financial statements.
Note 9. Financial Highlights
The financial highlights for the Company are as follows:
	Years ended September 30,
Per share data:(1)	2018	2017	2016	2015	2014
Net asset value at beginning of period	$16.08	$15.96	$15.80	$15.55	$15.21
Net increase in net assets as a result of issuance of shares(2)	0.01	0.01	0.06	—	—
Net increase in net assets as a result of public offering	—	0.19	0.05	0.09	0.18
Distributions declared:
From net investment income	(1.31)	(1.51)	(1.04)	(1.18)	(1.28)
From capital gains	(0.05)	(0.02)	(0.24)	(0.10)	—
From return of capital	—	—	—	—	—
Net investment income(3)	1.27	1.23	1.25	1.20	1.26
Net realized gain (loss) on investments and foreign currency transactions	0.29	0.16	0.12	0.19	0.11
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(0.19)	0.06	(0.04)	0.05	0.07
Net asset value at end of period	$16.10	$16.08	$15.96	$15.80	$15.55
Per share market value at end of period	$18.75	$18.82	$18.57	$15.98	$15.95
Total return based on market value(4)	7.65%	10.23%	25.36%	8.21%	(0.52)%
Number of common shares outstanding	60,165,454	59,577,293	55,059,067	51,300,193	47,119,498
	Years ended September 30,
Listed below are supplemental data and ratios to the financial highlights:	2018	2017	2016	2015	2014
Ratio of net investment income to average net assets	7.88%	7.67%	7.88%	7.66%	8.12%
Ratio of total expenses to average net assets	7.89%	7.52%	7.58%	7.92%	7.61%
Ratio of incentive fees to average net assets	1.36%	0.83%	0.88%	1.33%	1.46%
Ratio of expenses (without incentive fees) to average net assets	6.53%	6.69%	6.70%	6.59%	6.16%
Total return based on average net asset value(5)	8.50%	9.08%	8.39%	9.19%	9.39%
Net assets at end of period	$968,854	$957,946	$878,825	$810,870	$732,739
Average debt outstanding	$822,823	$872,980	$826,366	$752,657	$587,624
Average debt outstanding per share	$13.68	$14.65	$15.01	$14.67	$12.47
Portfolio turnover	31.91%	34.06%	33.73%	47.69%	46.50%
Asset coverage ratio(6)	269.51%	285.23%	248.78%	237.28%	249.12%
Asset coverage ratio per unit(7)	$2,695	$2,852	$2,488	$2,373	$2,491

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Years ended September 30,
Listed below are supplemental data and ratios to the financial highlights:	2018	2017	2016	2015	2014
Average market value per unit:(8)
2010 Debt Securitization	N/A	N/A	N/A	N/A	N/A
2014 Debt Securitization	N/A	N/A	N/A	N/A	N/A
SBA Debentures	N/A	N/A	N/A	N/A	N/A
Credit Facility	N/A	N/A	N/A	N/A	N/A
MS Credit Facility	N/A	—	—	—	—
Revolver	—	—	N/A	N/A	N/A
Adviser Revolver	N/A	N/A	N/A	—	—

(1)
Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.

(2)
Net increase in net assets as a result of issuance of shares related to shares issued through the DRIP.

(3)
Net investment income per share for the years ended September 30, 2017 and 2016 ended is shown after a net expense of  $17 and $333, respectively, for U.S. federal excise tax.

(4)
Total return based on market value assumes distributions are reinvested in accordance with the DRIP. Total return does not include sales load.

(5)
Total return based on average net asset value is calculated as (a) the net increase in net assets resulting from operations divided by (b) the daily average of total net assets. Total return does not include sales load.

(6)
In accordance with the 1940 Act, with certain limited exceptions, the Company currently is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing (excluding the Company’s SBA debentures pursuant to exemptive relief received by the Company from the SEC).

(7)
Asset coverage ratio per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage ratio per unit is expressed in terms of dollar amounts per $1,000 of indebtedness. These amounts exclude the SBA debentures pursuant to exemptive relief the Company received from the SEC on September 13, 2011.

(8)
Not applicable because such senior securities are not registered for public trading.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 10. Earnings Per Share
The following information sets forth the computation of the net increase in net assets per share resulting from operations for the years ended September 30, 2018, 2017 and 2016:
	Years ended September 30,
	2018	2017	2016
Earnings available to stockholders	$81,970	$82,288	$69,204
Basic and diluted weighted average shares outstanding	59,803,208	56,913,064	51,948,378
Basic and diluted earnings per share	$1.37	$1.45	$1.33
Note 11. Common Stock Offerings
The following table summarizes the total shares issued and proceeds received in private placements and public offerings, net of underwriting discounts and offering costs, of the Company’s common stock for the years ended September 30, 2018, 2017 and 2016:
	Years ended September 30,
	2018	2017	2016
Shares issued	—	3,982,721	3,320,456
Offering price per share	—	Various	Various
Proceeds net of underwriting discounts and offering costs	$—	$73,614	$58,260
On July 18, 2016, GBDC entered into a Securities Purchase Agreement between the Company and a third party institutional investor for the sale of 1,433,486 shares of Company’s common stock at a price per share of  $17.44 per share.
On August 15, 2016, GBDC priced a public offering of 1,750,000 shares of its common stock at a public offering price of  $18.35 per share. On September 19, 2016, GBDC sold an additional 136,970 shares of its common stock at a public offering price of  $18.35 per share pursuant to the underwriters’ partial exercise of the option to purchase additional shares granted in connection with the public offering in August 2016.
On March 21, 2017, GBDC priced a public offering of 1,750,000 shares of its common stock at a public offering price of  $19.03 per share. On April 6, 2017, GBDC sold an additional 262,500 shares of its common stock at a public offering price of  $19.03 per share pursuant to the underwriters’ partial exercise of the option to purchase additional shares granted in connection with the public offering in March 2017.
On June 6, 2017, GBDC priced a public offering of 1,750,000 shares of its common stock at a public offering price of  $19.30 per share. On July 5, 2017, GBDC sold an additional 220,221 shares of its common stock at a public offering price of  $19.30 per share pursuant to the underwriters’ partial exercise of the option to purchase additional shares granted in connection with the public offering in June 2017.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 12. Dividends and Distributions
The Company’s dividends and distributions are recorded on the ex-dividend date. The following table summarizes the Company’s dividend declarations and distributions during the years ended September 30, 2018, 2017 and 2016:
Date Declared	Record Date	Payment Date	Amount Per Share	Cash Distribution	DRIP Shares Issued	DRIP Shares Value
Year ended September 31, 2016
11/17/2015	12/11/2015	12/29/2015	$0.32	$15,149	79,594	$1,267
02/02/2016	03/07/2016	03/30/2016	$0.32	$14,287	131,434	$2,155
05/03/2016	06/06/2016	06/29/2016	$0.32	$14,558	112,104	$1,926
08/03/2016	09/05/2016	09/29/2016	$0.32	$15,515	115,286	$2,022
Year ended September 30, 2017
11/14/2016	12/12/2016	12/29/2016	$0.57(1)	$28,239	177,970	$3,145
02/07/2017	03/07/2017	03/30/2017	$0.32	$15,509	116,386	$2,167
05/04/2017	06/06/2017	06/29/2017	$0.32	$16,186	119,251	$2,171
08/02/2017	09/06/2017	09/29/2017	$0.32	$16,847	121,898	$2,179
Year ended September 30, 2018
11/17/2017	12/12/2017	12/28/2017	$0.40(2)	$20,959	163,955	$2,872
02/06/2018	03/08/2018	03/30/2018	$0.32	$16,978	126,283	$2,139
05/04/2018	06/08/2018	06/28/2018	$0.32	$16,754	138,993	$2,404
08/07/2018	09/07/2018	09/28/2018	$0.32	$16,371	158,930	$2,830

(1)
Includes a special distribution of  $0.25 per share.

(2)
Includes a special distribution of  $0.08 per share.

Note 13. Subsequent Events
In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through November 28, 2018, the date the financial statements were available to be issued. There are no subsequent events to disclose except for the following:
On November 1, 2018, Golub Capital BDC CLO III LLC (the “2018 Issuer”), an indirect, wholly-owned, consolidated subsidiary of the Company entered into a Purchase Agreement (the “Purchase Agreement”) with Golub Capital BDC CLO III Depositor LLC, as depositor, and Morgan Stanley & Co. LLC, as the initial purchaser (the “Initial Purchaser”), pursuant to which the 2018 Issuer agreed to sell certain notes to be issued pursuant to an indenture (the “2018 Notes”) to the Initial Purchaser as part of a new $602.4 million term debt securitization (the “GBDC 2018 Debt Securitization”). Term debt securitizations are also known as CLOs and are a form of secured financing incurred by the Company, which is consolidated by the Company and subject to its overall asset coverage requirement.
On November 1, 2018, the 2010 Issuer entered into an amendment (the “Credit Facility Amendment”) to the documents governing the MS Credit Facility. The Credit Facility Amendment was effective as of November 1, 2018. The Credit Facility Amendment increased the borrowing capacity under the MS Credit Facility from $300.0 million to $450.0 million. The other material terms of the MS Credit Facility were unchanged.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

On November 16, 2018, the Company completed a $602.4 million term debt securitization (the “2018 Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company and subject to its overall asset coverage requirement. The notes offered in the 2018 Debt Securitization (the “2018 Notes”) were issued by Golub Capital BDC CLO III LLC, an indirect, wholly-owned and consolidated subsidiary of the Company (the “2018 Issuer”), and are backed by a diversified portfolio of senior secured and second lien loans. The transaction was executed through a private placement of approximately $327.0 million of AAA/AAA Class A 2018 Notes, which bear interest at the three-month LIBOR plus 1.48%; $61.2 million of AA Class B 2018 Notes, which bear interest at the three-month LIBOR plus 2.10%; $20.0 million of A Class C-1 2018 Notes, which bear interest at the three-month LIBOR plus 2.80%; $38.8 million of A Class C-2 2018 Notes, which bear interest at the three-month LIBOR plus 2.65%; $42.0 million of BBB- Class D 2018 Notes, which bear interest at the three-month LIBOR plus 2.95%; and $113.4 million of Subordinated 2018 Notes which do not bear interest. The Company indirectly retained all of the Class C-2, Class D and Subordinated 2018 Notes. Through January 20, 2023, all principal collections received on the underlying collateral may be used by the 2018 Issuer to purchase new collateral under the direction of GC Advisors, in its capacity as collateral manager of the 2018 Issuer and in accordance with the Company’s investment strategy, allowing the Company to maintain the initial leverage in the 2018 Debt Securitization. The 2018 Notes are scheduled to mature on January 20, 2031.
A portion of the proceeds of the private placement of the 2018 Notes, net of expenses, was used to repay all amounts outstanding under the MS Credit Facility, following which the agreements governing the MS Credit Facility were terminated.
Two loan sale agreements govern the 2018 Debt Securitization. Under the terms of the loan sale agreement entered into upon closing on November 16, 2018 (the “Closing Date”) of the 2018 Debt Securitization (the “Closing Date Loan Sale Agreement”), which provides for the sale of assets on the Closing Date to satisfy risk retention requirements, (1) the Company transferred to GC Advisors a portion of its ownership interest in the portfolio company investments securing the 2018 Debt Securitization for the purchase price and other consideration set forth in the Closing Date Loan Sale Agreement and (2) immediately thereafter, GC Advisors sold to the 2018 Issuer all of its ownership interest in such portfolio loans for the purchase price and other consideration set forth in the Closing Date Loan Sale Agreement. Under the terms of the other loan sale agreement governing the 2018 Debt Securitization (the “Depositor Loan Sale Agreement”), which provides for the sale of assets on the Closing Date as well as future sales from the Company to the 2018 Issuer through Golub Capital BDC CLO III Depositor LLC, a direct, wholly-owned and consolidated subsidiary of the Company (the “CLO Depositor”), (3) the Company sold and/or contributed to the CLO Depositor the remainder of its ownership interest in the portfolio company investments securing the 2018 Debt Securitization and participations for the purchase price and other consideration set forth in the Depositor Loan Sale Agreement and (4) CLO Depositor, in turn, sold to the 2018 Issuer all of its ownership interest in such portfolio loans and participations for the purchase price and other consideration set forth in one of the loan sale agreements. Following these transfers, the 2018 Issuer, and not GC Advisors, CLO Depositor or the Company, held all of the ownership interest in such portfolio company investments and participations. The Company made customary representations, warranties and covenants in these loan sale agreements.
The 2018 Notes are the secured obligations of the 2018 Issuer, and an indenture governing the 2018 Notes includes customary covenants and events of default. The 2018 Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

GC Advisors, will serve as collateral manager to the 2018 Issuer under a collateral management agreement and will receive a fee for providing these services in an amount equal to 0.25% of the principal balance of the portfolio loans held by the 2018 Issuer at the beginning of the collection period relating to each payment date, which is payable in arrears on each payment date. Pursuant to the Investment Advisory Agreement, the total fees paid to GC Advisors for rendering collateral management services, which are less than the management fee payable under the Investment Advisory Agreement, will be offset against such management fee.
Under the 2018 Collateral Management Agreement, the term “collection period” refers to a quarterly period commencing on the third business day prior to the preceding collection period to the and ending on (but excluding) the third business day prior to the payment date. Pursuant to the Investment Advisory Agreement, the total fees paid to GC Advisors for rendering these collateral management services, which are less than the management fee payable under the Investment Advisory Agreement, will be offset against such management fee. In addition, the 2018 Issuer paid Morgan Stanley & Co. LLC structuring and placement fees for its services in connection with the structuring of the 2018 Debt Securitization.
On November 27, 2018, the Board recommended that the Company seek shareholder approval to reduce our asset coverage requirement to 150.0% at our annual meeting of stockholders currently scheduled for February 5, 2019. To the extent stockholder approval is received, we currently intend to target a GAAP debt-to-equity ratio of about 1.0x.
On November 27, 2018, the Company entered into a definitive agreement to merge with Golub Capital Investment Corporation (“GCIC”) with the Company as the surviving entity. The Board and the board of directors of GCIC, including all of the respective independent directors, have approved the merger agreement and the transactions contemplated therein. Under the terms of the proposed merger, stockholders of GCIC will receive 0.865 shares of GBDC for each share of GCIC, subject to adjustment only in the event of reclassification, recapitalization, or similar transaction by either company. The combined company will remain externally managed by GC Advisors and all current GBDC officers and directors will remain in their current roles. The combined company will continue to trade under the ticker GBDC on the Nasdaq Global Select Market. Consummation of the proposed merger is subject to GBDC and GCIC stockholder approvals, customary regulatory approvals and other closing conditions. Assuming satisfaction of these conditions, the transaction is expected to close in the first half of 2019.
On November 27, 2018, the Board declared a quarterly distribution of  $0.32 per share and a special distribution of  $0.12 per share both of which are payable on December 28, 2018 to holders of record as of December 12, 2018.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 14. Selected Quarterly Financial Data (Unaudited)
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Total investment income	$40,428	$38,396	$36,897	$36,450
Net investment income	20,266	18,716	18,528	18,511
Net gain (loss) on investments, secured borrowings and foreign currency transactions	(4,363)	3,004	4,504	2,804
Net increase in net assets resulting from operations	15,903	21,720	23,032	21,315
Earnings per share	0.26	0.36	0.39	0.36
Net asset value per common share at period end	$16.10	$16.15	$16.11	$16.04
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Total investment income	$34,950	$35,408	$33,557	$33,849
Net investment income(1)	18,238	17,808	16,547	16,953
Net gain (loss) on investments, secured borrowings and foreign currency transactions	4,215	2,303	4,193	2,031
Net increase in net assets resulting from operations	22,453	20,111	20,740	18,984
Earnings per share	0.38	0.35	0.38	0.34
Net asset value per common share at period end	$16.08	$16.01	$15.88	$15.74
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Total investment income	$34,503	$32,106	$30,762	$30,500
Net investment income(2)	17,228	15,885	16,868	14,999
Net gain (loss) on investments, secured borrowings and foreign currency transactions	(1,129)	2,404	(2,691)	5,640
Net increase in net assets resulting from operations	16,099	18,289	14,177	20,639
Earnings per share	0.30	0.35	0.28	0.40
Net asset value per common share at period end	$15.96	$15.88	$15.85	$15.89

(1)
Net investment income for the three months ended March 31, 2017 and December 31, 2016 is shown after a net expense of  $7 and $10, respectively, for U.S. federal excise tax.

(2)
Net investment income for the three months ended March 31, 2016 and December 31, 2015 is shown after a net expense of  $31 and $302, respectively, for U.S. federal excise tax.

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 15. Summarized Financial Information for SLF (Unaudited)
Provided in the table below are the Statements of Financial Condition for SLF as of September 30, 2018 and 2017:
Senior Loan Fund LLC
Statements of Financial Condition
	September 30, 2018	September 30, 2017
Assets
Investments, at fair value	$179,180	$300,930
Cash and cash equivalents	4,719	823
Restricted cash and cash equivalents	1,910	3,966
Interest receivable	498	516
Other assets	19	—
Total Assets	$186,326	$306,235
Liabilities
Senior credit facility	$104,622	$197,700
Less unamortized debt issuance costs	18	712
Senior credit facility less unamortized debt issuance costs	104,604	196,988
Interest payable	213	457
Accounts payable and accrued expenses	271	201
Total Liabilities	105,088	197,646
Members’ equity	81,238	108,589
Total Liabilities and members’ equity	$186,326	$306,235

Golub Capital BDC, Inc. and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Provided in the table below are the Statements of Operations for SLF for the years ended September 30, 2018, 2017 and 2016:
Senior Loan Fund LLC
Statements of Operations
	Years ended September 30,
	2018	2017	2016
Investment income
Interest income	$18,285	$21,455	$22,016
Fee income	202	5	84
Total investment income	18,487	21,460	22,100
Expenses
Interest and other debt financing expenses	6,687	10,236	15,715
Administrative service fee	404	477	457
Professional fees	92	128	150
General and administrative expenses	1	3	1
Total expenses	7,184	10,844	16,323
Net investment income	11,303	10,616	5,777
Net gain (loss) on investments
Net realized gain (loss):
Non-controlled/non-affiliate company investments	—	(7,379)	(479)
Net realized gain (loss)	—	(7,379)	(479)
Net unrealized appreciation (depreciation):
Net change in unrealized appreciation (depreciation) on investments	(4,197)	4,647	(4,685)
Net change in unrealized appreciation (depreciation)	(4,197)	4,647	(4,685)
Net gain (loss) on investments	(4,197)	(2,732)	(5,164)
Net increase (decrease) in members’ equity	$7,106	$7,884	$613

Golub Capital Investment Corporation and Subsidiaries
Consolidated Statements of Financial Condition
(In thousands, except share and per share data)
	March 31, 2019	September 30, 2018
	(unaudited)
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$1,962,581	$1,620,783
Non-controlled affiliate company investments	4,467	3,716
Controlled affiliate company investments	49,800	49,939
Total investments at fair value (amortized cost of $2,007,430 and $1,663,122, respectively)	2,016,848	1,674,438
Cash and cash equivalents	6,911	14,443
Foreign currencies (cost of $239 and $216, respectively)	239	216
Restricted cash, cash equivalents and foreign currencies (cost of $88,259 and $23,857, respectively)	88,257	23,857
Interest receivable	7,626	5,813
Capital call receivable	—	189
Other assets	49	105
Total Assets	$2,119,930	$1,719,061
Liabilities
Debt	$993,713	$762,330
Less unamortized debt issuance costs	6,320	1,921
Debt less unamortized debt issuance costs	987,393	760,409
Interest payable	9,257	2,916
Distributions payable	12,962	11,840
Management and incentive fees payable	10,180	10,102
Accounts payable and accrued expenses	1,430	1,563
Accrued trustee fees	68	22
Total Liabilities	1,021,290	786,852
Commitments and Contingencies (Note 8)
Net Assets
Preferred stock, par value $0.001 per share, 1,000,000 shares authorized, zero shares issued and outstanding as of March 31, 2019 and September 30, 2018	—	—
Common stock, par value $0.001 per share, 100,000,000 shares authorized, 73,242,692.661 and 62,147,237.484 shares issued and outstanding as of March 31, 2019 and September 30, 2018, respectively	73	62
Paid in capital in excess of par	1,098,305	931,885
Distributable earnings	262	262
Total Net Assets	1,098,640	932,209
Total Liabilities and Total Net Assets	$2,119,930	$1,719,061
Number of common shares outstanding at end of period	73,242,692.661	62,147,237.484
Net asset value per common share	$15.00	$15.00
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Statements of Operations (unaudited)
(In thousands, except share and per share data)
	Three months ended March 31,		Six months ended March 31,
	2019	2018	2019	2018
Investment income
From non-controlled/non-affiliate company investments:
Interest income	$41,656	$31,498	$79,826	$60,569
Dividend income	—	75	30	77
Fee income	93	897	473	1,288
Total investment income from non-controlled/non-affiliate company investments	41,749	32,470	80,329	61,934
From non-controlled affiliate company investments:
Interest income	52	—	81	—
Total investment income from non-controlled affiliate company investments	52	—	81	—
From controlled affiliate company investments:
Dividend income	1,192	1,294	2,228	2,424
Total investment income from controlled affiliate company investments	1,192	1,294	2,228	2,424
Total investment income	42,993	33,764	82,638	64,358
Expenses
Interest and other debt financing expenses	10,945	7,510	21,903	14,389
Base management fee	6,667	5,249	12,835	10,235
Incentive fee	4,683	4,940	7,541	9,104
Professional fees	512	450	1,277	972
Administrative service fee	647	531	1,298	1,026
General and administrative expenses	55	55	103	108
Total expenses	23,509	18,735	44,957	35,834
Base management fee waived (Note 4)	(1,818)	(1,431)	(3,500)	(2,791)
Incentive fee waived (Note 4)	(1,001)	(1,235)	(1,315)	(2,161)
Net expenses	20,690	16,069	40,142	30,882
Net investment income	22,303	17,695	42,496	33,476
Net gain (loss) on investments and foreign currency
Net realized gain (loss) on investments and foreign currency transactions:
Non-controlled/non-affiliate company investments	(980)	560	(942)	111
Foreign currency transactions	40	20	25	(17)
Net realized gain (loss) on investments and foreign currency transactions	(940)	580	(917)	94
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation:
Non-controlled/non-affiliate company investments	(15)	1,705	(1,984)	3,472
Non-controlled affiliate company investments	117	—	225	—
Controlled affiliate company investments	(269)	736	(139)	1,480
Translation of assets and liabilities in foreign currencies	(97)	(8)	156	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(264)	2,433	(1,742)	4,952
Net gain (loss) on investments and foreign currency	(1,204)	3,013	(2,659)	5,046
Net increase in net assets resulting from operations	$21,099	$20,708	$39,837	$38,522
Per Common Share Data
Basic and diluted earnings per common share	$0.30	$0.37	$0.58	$0.71
Basic and diluted weighted average common shares outstanding	71,341,480	55,957,341	68,339,181	54,003,357
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Statements of Changes in Net Assets (unaudited)
(In thousands, except share data)
	Common Stock		Paid in Capital in Excess of Par	Distributable Earnings(1)	Total Net Assets
	Shares	Par Amount
Balance at September 30, 2017	51,214,683.496	$51	$767,908	$261	$768,220
Issuance of common stock(2)	5,449,408.053	5	81,736	—	81,741
Net investment income	—	—	—	33,476	33,476
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	94	94
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	—	—	—	4,952	4,952
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	1,155,601.901	1	17,333	—	17,334
Distributions from distributable earnings(1)	—	—	—	(24,323)	(24,323)
Distributions declared and payable	—	—	—	(14,199)	(14,199)
Total increase (decrease) for the six months ended March 31, 2018	6,605,009.954	6	99,069	—	99,075
Balance at March 31, 2018	57,819,693.450	$57	$866,977	$261	$867,295
Balance at December 31, 2017	54,122,735.354	$54	$811,526	$261	$811,841
Issuance of common stock(2)	3,226,122.520	3	48,389	—	48,392
Net investment income	—	—	—	17,695	17,695
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	580	580
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	—	—	—	2,433	2,433
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	470,835.576	—	7,062	—	7,062
Distributions from distributable earnings	—	—	—	(6,509)	(6,509)
Distributions declared and payable	—	—	—	(14,199)	(14,199)
Total increase (decrease) for the three months ended March 31, 2018	3,696,958.096	3	55,451	—	55,454
Balance at March 31, 2018	57,819,693.450	$57	$866,977	$261	$867,295
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Statements of Changes in Net Assets (unaudited) – (continued)
(In thousands, except share data)
	Common Stock		Paid in Capital in Excess of Par	Distributable Earnings(1)	Total Net Assets
	Shares	Par Amount
Balance at September 30, 2018	62,147,237.484	$62	$931,885	$262	$932,209
Issuance of common stock(3)	9,692,254.796	10	145,373	—	145,383
Net investment income	—	—	—	42,496	42,496
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	(917)	(917)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	—	—	—	(1,742)	(1,742)
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	1,403,200.381	1	21,047	—	21,048
Distributions from distributable earnings	—	—	—	(26,875)	(26,875)
Distributions declared and payable	—	—	—	(12,962)	(12,962)
Total increase (decrease) for the six months ended March 31, 2019	11,095,455.177	11	166,420	—	166,431
Balance at March 31, 2019	73,242,692.661	$73	$1,098,305	$262	$1,098,640
Balance at December 31, 2018	70,438,775.169	$70	$1,056,249	$262	$1,056,581
Issuance of common stock(3)	2,257,162.199	3	33,854	—	33,857
Net investment income	—	—	—	22,303	22,303
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	(940)	(940)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	—	—	—	(264)	(264)
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	546,755.293	—	8,202	—	8,202
Distributions from distributable earnings	—	—	—	(8,137)	(8,137)
Distributions declared and payable	—	—	—	(12,962)	(12,962)
Total increase (decrease) for the three months ended March 31, 2019	2,803,917.492	3	42,056	—	42,059
Balance at March 31, 2019	73,242,692.661	$73	$1,098,305	$262	$1,098,640

(1)
See Note 2. Significant Accounting Policies and Recent Accounting Updates.

(2)
Refer to Note 3 for a detailed listing of the common stock issuances for the three and six months ended March 31, 2018.

(3)
Refer to Note 3 for a detailed listing of the common stock issuances for the three and six months ended March 31, 2019.

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Statements of Cash Flows (unaudited)
(In thousands)
	Six months ended March 31,
	2019	2018
Cash flows from operating activities
Net increase in net assets resulting from operations	$39,837	$38,522
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities
Amortization of deferred debt issuance costs	2,299	1,084
Accretion of discounts and origination fees	(3,742)	(4,171)
Net realized (gain) loss on investments	942	(111)
Net realized (gain) loss on foreign currency and other transactions	(83)	—
Net change in unrealized (appreciation) depreciation on investments	1,898	(4,952)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(158)	—
Proceeds from (fundings of) revolving loans, net	(1,810)	774
Fundings of investments	(420,035)	(359,432)
Proceeds from principal payments and sales of portfolio investments	81,108	191,888
PIK interest	(771)	(919)
Changes in operating assets and liabilities:
Interest receivable	(1,813)	(1,280)
Other assets	56	142
Interest payable	6,341	445
Management and incentive fees payable	78	1,962
Payable for investments purchased	—	169
Accounts payable and accrued expenses	(133)	(113)
Accrued trustee fees	46	3
Net cash (used in) provided by operating activities	(295,940)	(135,989)
Cash flows from financing activities
Borrowings on debt	1,204,152	260,850
Repayments of debt	(972,611)	(197,750)
Capitalized debt issuance costs	(6,698)	(260)
Proceeds from other short-term borrowings	36,067	—
Repayments on other short-term borrowings	(35,984)
Proceeds from issuance of common shares	145,572	82,799
Distributions paid	(17,667)	(15,228)
Net cash provided by (used in) financing activities	352,831	130,411
Net change in cash, cash equivalents, foreign currencies and restricted cash and cash equivalents	56,891	(5,578)
Cash, cash equivalents, foreign currencies and restricted cash and cash equivalents, beginning of period	38,516	51,131
Cash, cash equivalents, foreign currencies and restricted cash and cash equivalents, end of period	$95,407	$45,553
Supplemental information:
Cash paid during the period for interest	$13,263	$12,860
Distributions declared during the period	39,837	38,522
Supplemental disclosure of noncash financing activity:
Capital call receivable	$(189)	$(1,058)
Stock issued in connection with dividend reinvestment plan	21,048	17,334
Distributions payable	12,962	14,199
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Statements of Cash Flows (unaudited) – (continued)
(In thousands)
The following table provides a reconciliation of cash and cash equivalents, foreign currencies and restricted cash and cash equivalents reported within the Consolidated Statements of Financial Condition that sum to the total of the same such amounts in the Consolidated Statements of Cash Flows:
	As of March 31,
	2019	2018
Cash and cash equivalents	$6,911	$8,337
Foreign currencies (cost of $239 and $63, respectively)	239	63
Restricted cash, cash equivalents and foreign currencies (cost of $88,259 and $37,153, respectively)	88,257	37,153
Total cash, cash equivalents, restricted cash, cash equivalents and foreign currencies shown in the Consolidated Statements of Cash Flows	$95,407	$45,553
See Note 2. Significant Accounting Policies and Recent Accounting Updates for a description of restricted cash, cash equivalents and foreign currencies.
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited)
March 31, 2019
(In thousands)
	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Investments
Non-controlled/non-affiliate company investments
Debt investments
Aerospace and Defense
ILC Dover, LP^	Senior loan	L + 4.75%(c)(d)	7.63%	12/2023	$1,320	$1,310	0.1%	$1,320
NTS Technical Systems*	One stop	L + 6.25%(a)	8.74%	06/2021	3,328	3,300	0.3	3,328
NTS Technical Systems^	One stop	L + 6.25%(a)	8.74%	06/2021	550	545	0.1	550
NTS Technical Systems(5)	One stop	L + 6.25%	N/A(6)	06/2021	—	(6)	—	—
Tresys Technology Holdings, Inc.(7)	One stop	L + 6.75%(a)	9.25%	12/2019	53	27	—	16
Tresys Technology Holdings, Inc.(7)	One stop	L + 6.75%(a)	9.25%	12/2019	9	9	—	9
Tronair Parent, Inc.^	Senior loan	L + 4.75%(a)(c)	7.56%	09/2023	364	362	—	350
Tronair Parent, Inc.	Senior loan	L + 4.50%(a)(c)(f)	7.47%	09/2021	80	79	—	77
Whitcraft LLC*	One stop	L + 6.25%(c)	8.85%	04/2023	16,062	15,899	1.5	16,062
Whitcraft LLC*	One stop	L + 6.25%(c)	8.85%	04/2023	4,124	4,096	0.4	4,124
Whitcraft LLC(5)	One stop	L + 6.25%	N/A(6)	04/2023	—	(1)	—	—
					25,890	25,620	2.4	25,836
Automobile
Dent Wizard International Corporation*	Senior loan	L + 4.00%(a)	6.50%	04/2020	2,150	2,145	0.2	2,150
Grease Monkey International, LLC*	Senior loan	L + 5.00%(a)	7.50%	11/2022	3,035	3,008	0.3	3,035
Grease Monkey International, LLC#	Senior loan	L + 5.00%(a)	7.50%	11/2022	2,258	2,224	0.2	2,258
Grease Monkey International, LLC*	Senior loan	L + 5.00%(a)	7.50%	11/2022	1,146	1,142	0.1	1,146
Grease Monkey International, LLC^	Senior loan	L + 5.00%(a)	7.50%	11/2022	1,001	991	0.1	1,001
Grease Monkey International, LLC	Senior loan	L + 5.00%(a)	7.50%	11/2022	114	104	—	114
Grease Monkey International, LLC	Senior loan	L + 5.00%(a)	7.50%	11/2022	43	42	—	43
Polk Acquisition Corp.*	Senior loan	L + 5.25%(c)	7.85%	06/2022	5,086	5,056	0.5	4,984
Power Stop, LLC^	Senior loan	L + 4.75%(c)(f)	7.35%	10/2025	1,534	1,526	0.1	1,534
Quick Quack Car Wash Holdings, LLC*	One stop	L + 6.50%(a)	9.00%	04/2023	4,577	4,530	0.4	4,577
Quick Quack Car Wash Holdings, LLC	One stop	L + 6.50%(a)	9.00%	04/2023	1,944	1,929	0.2	1,944
Quick Quack Car Wash Holdings, LLC	One stop	L + 6.50%(a)	9.00%	04/2023	1,300	1,289	0.1	1,300
Quick Quack Car Wash Holdings, LLC	One stop	L + 6.50%(a)	9.00%	04/2023	40	39	—	40
Quick Quack Car Wash Holdings, LLC(5)	One stop	L + 6.50%	N/A(6)	04/2023	—	(40)	—	—
					24,228	23,985	2.2	24,126
Beverage, Food and Tobacco
Abita Brewing Co., L.L.C.^	One stop	L + 5.75%(a)	8.25%	04/2021	3,349	3,333	0.3	3,349
Abita Brewing Co., L.L.C.	One stop	L + 5.75%	N/A(6)	04/2021	—	—	—	—
C. J. Foods, Inc.#*	One stop	L + 6.25%(c)	8.85%	05/2020	20,788	20,708	1.9	20,788
C. J. Foods, Inc.	One stop	L + 6.25%(c)	8.85%	05/2020	1,572	1,572	0.1	1,572
C. J. Foods, Inc.	One stop	L + 6.25%(c)	8.86%	05/2020	1,364	1,364	0.1	1,364
Cafe Rio Holding, Inc.*	One stop	L + 5.50%(a)	8.00%	09/2023	8,580	8,463	0.8	8,580
Cafe Rio Holding, Inc.	One stop	L + 5.50%(a)	8.00%	09/2023	2,157	2,140	0.2	2,157
Cafe Rio Holding, Inc.*	One stop	L + 5.50%(a)	8.00%	09/2023	1,370	1,359	0.1	1,370
Cafe Rio Holding, Inc.	One stop	L + 5.50%(a)	8.00%	09/2023	1,209	1,171	0.1	1,209
Cafe Rio Holding, Inc.	One stop	P + 4.50%(f)	10.00%	09/2023	2	—	—	2
Cafe Rio Holding, Inc.(5)	One stop	L + 5.50%	N/A(6)	09/2023	—	(30)	—	—
Fintech Midco, LLC#^	One stop	L + 5.25%(a)	7.75%	08/2024	11,855	11,750	1.1	11,855
Fintech Midco, LLC	One stop	L + 5.25%(a)	7.75%	08/2024	1,068	1,058	0.1	1,068
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Beverage, Food and Tobacco – (continued)
Fintech Midco, LLC(5)	One stop	L + 5.25%	N/A(6)	08/2024	$—	$(1)	—%	$—
Fintech Midco, LLC(5)	One stop	L + 5.25%	N/A(6)	08/2024	—	(20)	—	—
Flavor Producers, LLC*	Senior loan	L + 4.75%(c)	7.35%	12/2023	2,823	2,789	0.3	2,823
Flavor Producers, LLC(5)	Senior loan	L + 4.75%	N/A(6)	12/2022	—	(1)	—	—
FWR Holding Corporation*	One stop	L + 5.50%(a)	8.00%	08/2023	4,018	3,973	0.4	4,018
FWR Holding Corporation	One stop	L + 5.50%(a)	8%	08/2023	1,746	1,723	0.2	1,746
FWR Holding Corporation	One stop	L + 5.50%(a)	8.00%	08/2023	1,104	1,096	0.1	1,104
FWR Holding Corporation	One stop	L + 5.50%(a)	7.99%	08/2023	226	224	—	226
FWR Holding Corporation	One stop	L + 5.50%(a)	8.00%	08/2023	17	16	—	17
FWR Holding Corporation(5)	One stop	L + 5.50%	N/A(6)	08/2023	—	(5)	—	—
Global ID Corporation*	One stop	L + 6.50%(c)	9.13%	11/2021	5,076	5,042	0.5	5,076
Global ID Corporation*	One stop	L + 6.50%(c)	9.13%	11/2021	754	749	0.1	754
Global ID Corporation	One stop	L + 6.50%(c)	9.13%	11/2021	452	444	0.1	452
Global ID Corporation	One stop	L + 6.50%	N/A(6)	11/2021	—	—	—	—
Mendocino Farms, LLC	One stop	L + 8.50%(a)	3.50% cash/ 7.50% PIK	06/2023	690	684	0.1	690
Mendocino Farms, LLC(5)	One stop	L + 1.00%	N/A(6)	06/2023	—	(15)	—	—
Mid-America Pet Food, L.L.C.*	One stop	L + 6.00%(c)	8.60%	12/2021	12,124	12,039	1.1	12,124
Mid-America Pet Food, L.L.C.(5)	One stop	L + 6.00%	N/A(6)	12/2021	—	(1)	—	—
NBC Intermediate, LLC*	Senior loan	L + 4.25%(a)	6.75%	09/2023	1,380	1,367	0.1	1,380
Purfoods, LLC*	One stop	L + 5.50%(c)	8.13%	05/2021	7,797	7,747	0.7	7,797
Purfoods, LLC	One stop	L + 5.50%(c)	8.10%	05/2021	491	487	0.1	491
Purfoods, LLC	One stop	L + 5.50%(c)	8.10%	05/2021	352	350	—	352
Purfoods, LLC	One stop	L + 5.50%(c)	8.10%	05/2021	267	265	—	267
Purfoods, LLC	One stop	L + 5.50%(c)	8.10%	05/2021	266	265	—	266
Purfoods, LLC	One stop	L + 5.50%(c)	8.10%	05/2021	267	265	—	267
Purfoods, LLC	One stop	N/A	7.00% PIK	05/2026	108	108	—	108
Purfoods, LLC	One stop	L + 5.50%(a)(c)	8.05%	05/2021	55	54	—	55
Purfoods, LLC	One stop	L + 5.50%(c)	8.10%	05/2021	24	23	—	24
Purfoods, LLC	One stop	L + 5.50%(c)	8.10%	05/2021	15	15	—	15
Purfoods, LLC	One stop	L + 5.50%(c)	8.10%	05/2021	15	15	—	15
Purfoods, LLC	One stop	L + 5.50%(c)	8.10%	05/2021	14	14	—	14
Purfoods, LLC	One stop	L + 5.50%(c)	8.10%	05/2021	11	11	—	11
Purfoods, LLC	One stop	L + 5.50%(c)	8.10%	05/2021	11	11	—	11
Purfoods, LLC	One stop	L + 5.50%(c)	8.10%	05/2021	10	10	—	10
Purfoods, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2021	—	(1)	—	—
Purfoods, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2021	—	(1)	—	—
Rubio’s Restaurants, Inc.*	Senior loan	L + 5.25%(c)	7.85%	10/2019	294	287	—	279
Rubio’s Restaurants, Inc.	Senior loan	P + 3.50%(f)	9.00%	10/2019	75	73	—	74
Uinta Brewing Company^(7)	One stop	L + 4.00%(a)	6.48%	08/2021	186	186	—	161
Uinta Brewing Company(7)	One stop	L + 4.00%(a)	6.48%	08/2021	37	37	—	32
Wood Fired Holding Corp.*	One stop	L + 5.75%(c)	8.65%	12/2023	7,298	7,230	0.7	7,298
Wood Fired Holding Corp.(5)	One stop	L + 5.75%	N/A(6)	12/2023	—	(1)	—	—
Wood Fired Holding Corp.(5)	One stop	L + 5.75%	N/A(6)	12/2023	—	(6)	—	—
					101,317	100,435	9.3	101,271
Broadcasting and Entertainment
TouchTunes Interactive Networks, Inc.*	Senior loan	L + 4.75%(a)	7.25%	05/2021	680	678	0.1	680
Buildings and Real Estate
Brooks Equipment Company, LLC*	One stop	L + 5.00%(c)	7.63%	08/2020	5,634	5,634	0.5	5,634
Brooks Equipment Company, LLC*	One stop	L + 5.00%(c)	7.66%	08/2020	563	561	0.1	563
Brooks Equipment Company, LLC	One stop	P + 3.75%(f)	9.25%	08/2020	48	48	—	48
Jensen Hughes, Inc.^	Senior loan	L + 4.25%(c)(f)	6.86%	03/2024	429	427	0.1	429
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Buildings and Real Estate – (continued)
Jensen Hughes, Inc.	Senior loan	L + 4.25%(c)(f)	6.86%	03/2024	$413	$411	0.1%	$413
Jensen Hughes, Inc.^	Senior loan	L + 4.25%(c)(f)	6.86%	03/2024	131	130	—	131
Jensen Hughes, Inc.	Senior loan	L + 4.25%(a)(c)(f)	6.86%	03/2024	106	96	—	106
MRI Software LLC*	One stop	L + 5.50%(a)	8.00%	06/2023	18,546	18,294	1.7	18,546
MRI Software LLC#^	One stop	L + 5.50%(a)	8.00%	06/2023	17,174	17,029	1.6	17,174
MRI Software LLC	One stop	L + 5.50%(c)	8.30%	06/2023	6,260	6,238	0.6	6,260
MRI Software LLC*	One stop	L + 5.50%(a)	8.00%	06/2023	3,083	3,069	0.3	3,083
MRI Software LLC^	One stop	L + 5.50%(c)	8.30%	06/2023	1,973	1,966	0.2	1,973
MRI Software LLC	One stop	L + 5.50%(c)	8.10%	06/2023	1,152	1,030	0.1	1,152
MRI Software LLC*	One stop	L + 5.50%(a)	8.00%	06/2023	344	341	—	344
MRI Software LLC	One stop	L + 5.50%(a)(c)	8.00%	06/2023	19	16	—	19
Paradigm DKD Group, LLC^(7)	Senior loan	L + 6.25%(a)	8.75%	05/2020	2,110	2,110	0.1	844
Paradigm DKD Group, LLC(7)	Senior loan	L + 6.25%(a)	8.75%	05/2020	644	640	—	258
					58,629	58,040	5.4	56,977
Chemicals, Plastics and Rubber
Flexan, LLC*	One stop	L + 5.75%(c)	8.35%	02/2020	1,025	1,021	0.1	1,025
Flexan, LLC*	One stop	L + 5.75%(c)	8.35%	02/2020	483	482	0.1	483
Flexan, LLC	One stop	P + 4.50%(f)	10.00%	02/2020	17	17	—	17
Inhance Technologies Holdings LLC*	One stop	L + 5.25%(c)	7.84%	07/2024	6,033	5,967	0.5	6,033
Inhance Technologies Holdings LLC(5)	One stop	L + 5.25%	N/A(6)	07/2024	—	(1)	—	—
Inhance Technologies Holdings LLC(5)	One stop	L + 5.25%	N/A(6)	07/2024	—	(18)	—	—
					7,558	7,468	0.7	7,558
Diversified/Conglomerate Manufacturing
Chase Industries, Inc.^	Senior loan	L + 4.00%(c)(f)	6.61%	05/2025	5,377	5,294	0.5	5,377
Chase Industries, Inc.	Senior loan	L + 4.00%(c)(f)	6.60%	05/2025	165	117	—	165
Chase Industries, Inc.	Senior loan	L + 4.00%(c)(f)	6.65%	05/2023	83	81	—	83
Inventus Power, Inc.^	One stop	L + 6.50%(a)	9.00%	04/2020	9,027	9,004	0.7	8,125
Inventus Power, Inc.	One stop	L + 6.50%(a)(c)	9.04%	04/2020	338	337	—	294
Onicon Incorporated^*	One stop	P + 4.50%(f)	10.00%	04/2022	308	304	—	308
Onicon Incorporated(8)(9)	One stop	L + 5.50%(a)	6.50%	04/2022	61	60	—	63
Onicon Incorporated	One stop	P + 4.50%(f)	10.00%	04/2022	7	7	—	7
Pasternack Enterprises, Inc. and Fairview Microwave, Inc^	Senior loan	L + 4.00%(a)	6.50%	07/2025	5,232	5,208	0.5	5,232
Pasternack Enterprises, Inc. and Fairview Microwave, Inc	Senior loan	L + 4.00%	N/A(6)	07/2023	—	—	—	—
PetroChoice Holdings, Inc.*	Senior loan	L + 5.00%(c)	7.74%	08/2022	1,604	1,577	0.1	1,604
Reladyne, Inc.*	Senior loan	L + 5.00%(c)	7.80%	07/2022	10,643	10,566	1.0	10,643
Reladyne, Inc.	Senior loan	L + 5.00%(b)(c)	7.63%	07/2022	2,069	2,055	0.2	2,069
Reladyne, Inc.	Senior loan	L + 5.00%(a)	7.63%	07/2022	1,465	1,452	0.1	1,465
Reladyne, Inc.	Senior loan	L + 5.00%(c)	7.80%	07/2022	1,118	1,108	0.1	1,118
Reladyne, Inc.	Senior loan	L + 5.00%(c)	7.80%	07/2022	968	962	0.1	968
Reladyne, Inc.	Senior loan	L + 5.00%(c)	7.80%	07/2022	441	438	0.1	441
Reladyne, Inc.(5)	Senior loan	L + 5.00%	N/A(6)	07/2022	—	(24)	—	—
Sunless Merger Sub, Inc.^	Senior loan	L + 5.00%(a)(f)	7.54%	07/2019	262	257	—	262
Sunless Merger Sub, Inc.	Senior loan	P + 3.75%(f)	9.25%	07/2019	52	51	—	52
Togetherwork Holdings, LLC*	One stop	L + 6.50%(a)	9.00%	03/2025	6,691	6,605	0.6	6,691
Togetherwork Holdings, LLC^	One stop	L + 6.50%(a)	9.00%	03/2025	1,709	1,695	0.2	1,709
Togetherwork Holdings, LLC#	One stop	L + 6.50%(a)	9.00%	03/2025	1,617	1,603	0.1	1,617
Togetherwork Holdings, LLC^	One stop	L + 6.50%(a)	9.00%	03/2025	1,505	1,493	0.1	1,505
Togetherwork Holdings, LLC	One stop	L + 6.50%(a)	9.00%	03/2025	1,354	1,342	0.1	1,354
Togetherwork Holdings, LLC*	One stop	L + 6.50%(a)	9.00%	03/2025	677	668	0.1	677
Togetherwork Holdings, LLC	One stop	L + 6.50%(a)	9.00%	03/2025	611	596	0.1	611
Togetherwork Holdings, LLC	One stop	L + 6.50%(a)	8.99%	03/2024	73	71	—	73
Togetherwork Holdings, LLC	One stop	L + 6.50%(a)	9.00%	03/2025	56	35	—	56
					53,513	52,962	4.7	52,569

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Service
Accela, Inc.*	One stop	L + 6.25%(c)	8.85%	09/2023	$6,665	$6,588	0.6%	$6,399
Accela, Inc.	One stop	L + 6.25%(c)	8.85%	09/2023	48	47	—	46
Agility Recovery Solutions Inc.*	One stop	L + 6.00%(a)	8.50%	03/2023	7,036	6,964	0.6	7,036
Agility Recovery Solutions Inc.	One stop	L + 6.00%(a)	8.49%	03/2023	62	58	—	62
Anaqua, Inc.*	One stop	L + 6.50%(c)	9.26%	07/2022	8,805	8,716	0.8	8,805
Anaqua, Inc.(5)	One stop	L + 6.50%	N/A(6)	07/2022	—	(1)	—	—
Apptio, Inc.#	One stop	L + 7.25%(a)	9.74%	01/2025	25,321	24,833	2.3	24,815
Apptio, Inc.(5)	One stop	L + 7.25%	N/A(6)	01/2025	—	(2)	—	(2)
AutoQuotes, LLC#	One stop	L + 6.00%(c)	8.63%	11/2024	5,252	5,202	0.5	5,252
AutoQuotes, LLC	One stop	L + 6.00%	N/A(6)	11/2024	—	—	—	—
Bazaarvoice, Inc.^*	One stop	L + 5.75%(a)	8.25%	02/2024	23,465	23,180	2.1	23,465
Bazaarvoice, Inc.	One stop	L + 5.75%(a)	8.25%	02/2024	50	47	—	50
Caliper Software, Inc.*	One stop	L + 5.50%(a)	8.00%	11/2025	7,007	6,951	0.6	7,007
Caliper Software, Inc.	One stop	L + 5.50%(a)	8.00%	11/2023	9	8	—	9
Centrify Corporation	One stop	L + 6.25%(c)	8.86%	08/2024	12,574	12,405	1.1	12,323
Centrify Corporation	One stop	P + 5.25%(f)	10.75%	08/2024	150	148	—	147
Clearwater Analytics, LLC*	One stop	L + 5.00%(a)	7.50%	09/2022	7,926	7,762	0.7	7,926
Clearwater Analytics, LLC(5)	One stop	L + 5.00%	N/A(6)	09/2022	—	(2)	—	—
Cloudbees, Inc.	One stop	L + 9.00%(a)	10.99% cash/ 0.50% PIK	05/2023	2,280	2,230	0.2	2,280
Cloudbees, Inc.	One stop	L + 9.00%	N/A(6)	05/2023	—	—	—	—
Confluence Technologies, Inc.	One stop	L + 7.50%(a)	9.99%	03/2024	8,551	8,463	0.8	8,551
Confluence Technologies, Inc.(5)	One stop	L + 7.50%	N/A(6)	03/2024	—	(1)	—	—
Connexin Software, Inc.	One stop	L + 8.50%(a)	11.00%	02/2024	2,920	2,884	0.3	2,920
Connexin Software, Inc.	One stop	L + 8.50%	N/A(6)	02/2024	—	—	—	—
Conservice, LLC^	One stop	L + 5.25%(a)	7.75%	12/2024	2,025	2,006	0.2	2,025
Conservice, LLC	One stop	L + 5.25%	N/A(6)	12/2024	—	—	—	—
Datto, Inc.	One stop	L + 8.00%(c)	10.49%	12/2022	14,093	13,885	1.3	14,093
Datto, Inc.(5)	One stop	L + 8.00%	N/A(6)	12/2022	—	(1)	—	—
Daxko Acquisition Corporation*	One stop	L + 4.75%(a)	7.25%	09/2023	11,098	10,886	1.0	11,098
Daxko Acquisition Corporation(5)	One stop	L + 4.75%	N/A(6)	09/2023	—	(1)	—	—
Digital Guardian, Inc.	One stop	L + 9.00%(c)	10.80% cash/ 1.00% PIK	06/2023	4,375	4,347	0.4	4,601
Digital Guardian, Inc.	Subordinated debt	N/A	8.00% PIK	01/2020	228	228	—	238
Digital Guardian, Inc.	Subordinated debt	N/A	8.00% PIK	04/2019	22	22	—	24
Digital Guardian, Inc.	Subordinated debt	N/A	8.00% PIK	06/2023	4	—	—	4
Digital Guardian, Inc.(5)	One stop	L + 5.00%	N/A(6)	06/2023	—	—	—	(1)
Digital Guardian, Inc.(5)	One stop	L + 9.00%	N/A(6)	06/2023	—	(2)	—	21
DISA Holdings Acquisition Subsidiary Corp.^*	Senior loan	L + 4.00%(c)(f)	6.69%	06/2022	2,493	2,477	0.2	2,493
DISA Holdings Acquisition Subsidiary Corp.	Senior loan	L + 4.00%(c)(f)	6.69%	06/2022	18	16	—	18
DISA Holdings Acquisition Subsidiary Corp.(5)	Senior loan	L + 4.00%	N/A(6)	06/2022	—	(1)	—	—
E2open, LLC#^	One stop	L + 5.00%(c)	7.63%	11/2024	31,247	30,803	2.8	31,247
E2open, LLC	One stop	L + 5.00%(c)	7.66%	11/2024	11,243	11,082	1.0	11,243
E2open, LLC(5)	One stop	L + 5.00%	N/A(6)	11/2024	—	(3)	—	—
EGD Security Systems, LLC*	One stop	L + 6.25%(c)	8.85%	06/2022	10,372	10,302	0.9	10,372
EGD Security Systems, LLC	One stop	L + 6.25%(c)	8.85%	06/2022	891	883	0.1	891
EGD Security Systems, LLC*	One stop	L + 6.25%(c)	8.88%	06/2022	98	97	—	98
EGD Security Systems, LLC	One stop	L + 6.25%(c)	8.99%	06/2022	52	52	—	52
EGD Security Systems, LLC	One stop	L + 6.25%(c)	8.86%	06/2022	25	24	—	25
EGD Security Systems, LLC(5)	One stop	L + 6.25%	N/A(6)	06/2022	—	(4)	—	—
GS Acquisitionco, Inc.#*	One stop	L + 5.25%(a)	7.75%	05/2024	13,398	13,277	1.2	13,398
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Service – (continued)
GS Acquisitionco, Inc.*	One stop	L + 5.25%(a)	7.75%	05/2024	$12,078	$11,975	1.1%	$12,078
GS Acquisitionco, Inc.	One stop	L + 5.25%(c)	7.86%	05/2024	3,137	3,093	0.3	3,137
GS Acquisitionco, Inc.^	One stop	L + 5.25%(a)	7.75%	05/2024	2,894	2,868	0.3	2,894
GS Acquisitionco, Inc.(5)	One stop	L + 5.00%	N/A(6)	05/2024	—	(1)	—	—
HealthcareSource HR, Inc.*	One stop	L + 6.75%(c)	9.35%	05/2020	11,003	10,951	1.0	11,003
HealthcareSource HR, Inc.	One stop	L + 6.75%	N/A(6)	05/2020	—	—	—	—
Hydraulic Authority III Limited(8)(9)(10)	One stop	L + 6.00%(a)(c)	7.00%	11/2025	6,718	6,654	0.6	6,853
Hydraulic Authority III Limited(8)(9)(10)	One stop	N/A	11.00% PIK	11/2028	96	96	—	98
Hydraulic Authority III Limited(8)(9)(10)	One stop	L + 6.00%(a)	7.00%	11/2025	15	14	—	15
ICIMS, Inc.	One stop	L + 6.50%(a)	8.99%	09/2024	6,183	6,071	0.6	6,183
ICIMS, Inc.(5)	One stop	L + 6.50%	N/A(6)	09/2024	—	(1)	—	—
III US Holdings, LLC	One stop	L + 6.00%	N/A(6)	09/2022	—	—	—	—
Imprivata, Inc.^*	Senior loan	L + 4.00%(c)	6.60%	10/2023	10,367	10,230	0.9	10,367
Imprivata, Inc.(5)	Senior loan	L + 4.00%	N/A(6)	10/2023	—	(2)	—	—
Infogix, Inc.*	One stop	L + 6.00%(c)	8.60%	04/2024	3,975	3,958	0.4	3,975
Infogix, Inc.^	One stop	L + 6.00%(c)	8.60%	04/2024	613	604	0.1	613
Infogix, Inc.	One stop	L + 6.00%	N/A(6)	04/2024	—	—	—	—
Integral Ad Science, Inc.	One stop	L + 7.25%(a)	8.50% cash/ 1.25% PIK	07/2024	5,775	5,674	0.5	5,775
Integral Ad Science, Inc.(5)	One stop	L + 7.25%	N/A(6)	07/2023	—	(1)	—	(2)
Integration Appliance, Inc.	One stop	L + 7.25%(a)	9.74%	08/2023	27,263	27,042	2.5	27,263
Integration Appliance, Inc.	One stop	L + 7.25%(a)	9.74%	08/2023	30	29	—	30
Invoice Cloud, Inc.#	One stop	L + 6.50%(c)	5.95% cash/ 3.25% PIK	02/2024	2,361	2,338	0.2	2,337
Invoice Cloud, Inc.	One stop	L + 6.00%	N/A(6)	02/2024	—	—	—	—
Invoice Cloud, Inc.(5)	One stop	L + 6.00%	N/A(6)	02/2024	—	(19)	—	(19)
JAMF Holdings, Inc.	One stop	L + 8.00%(c)	10.69%	11/2022	6,683	6,586	0.6	6,683
JAMF Holdings, Inc.	One stop	L + 8.00%(a)	10.50%	11/2022	34	34	—	34
Kareo, Inc.	One stop	L + 9.00%(a)	11.50%	06/2022	5,755	5,586	0.5	5,795
Kareo, Inc.#	One stop	L + 9.00%(a)	11.50%	06/2022	527	521	0.1	530
Kareo, Inc.	One stop	L + 9.00%(a)	11.50%	06/2022	421	418	0.1	424
Kareo, Inc.	One stop	L + 9.00%	N/A(6)	06/2022	—	—	—	—
Keais Records Service, LLC#^	One stop	L + 4.50%(a)	7.00%	10/2024	9,377	9,310	0.9	9,377
Keais Records Service, LLC(5)	One stop	L + 4.50%	N/A(6)	10/2024	—	(1)	—	—
Keais Records Service, LLC(5)	One stop	L + 4.50%	N/A(6)	10/2024	—	(5)	—	—
Learn-it Systems, LLC#	Senior loan	L + 4.50%(c)	7.11%	03/2025	1,699	1,674	0.2	1,673
Learn-it Systems, LLC	Senior loan	L + 4.50%(a)(c)	7.05%	03/2025	10	10	—	10
Learn-it Systems, LLC(5)	Senior loan	L + 4.50%	N/A(6)	03/2025	—	(19)	—	(19)
Maverick Bidco Inc.#^*	One stop	L + 6.25%(c)	8.85%	04/2023	22,695	22,379	2.0	22,241
Maverick Bidco Inc.	One stop	L + 6.25%(c)	8.85%	04/2023	3,065	3,065	0.3	3,004
Maverick Bidco Inc.	One stop	L + 6.25%(c)	9.01%	04/2023	33	32	—	31
Mindbody, Inc.#	One stop	L + 7.00%(a)	9.48%	02/2025	25,742	25,490	2.3	25,485
Mindbody, Inc.(5)	One stop	L + 7.00%	N/A(6)	02/2025	—	(1)	—	(1)
Ministry Brands, LLC^	Senior loan	L + 4.00%(a)	6.50%	12/2022	606	603	0.1	606
Ministry Brands, LLC	Senior loan	L + 4.00%(a)	6.50%	12/2022	355	352	—	355
Ministry Brands, LLC^	Senior loan	L + 4.00%(a)	6.50%	12/2022	347	345	—	347
MMan Acquisition Co.^	One stop	L + 3.00%(c)	5.74%	08/2023	12,551	12,415	0.9	10,418
Net Health Acquisition Corp.*	One stop	L + 5.50%(c)	8.10%	12/2023	4,848	4,810	0.4	4,848
Net Health Acquisition Corp.*	One stop	L + 5.50%(c)	8.10%	12/2023	676	672	0.1	676
Net Health Acquisition Corp.	One stop	L + 5.50%	N/A(6)	12/2023	—	—	—	—
Netsmart Technologies, Inc.^	Senior loan	L + 3.75%(a)	6.25%	04/2023	1,608	1,599	0.1	1,600
Netsmart Technologies, Inc.(5)	Senior loan	L + 4.75%	N/A(6)	04/2023	—	(6)	—	(1)
Nextech Systems, LLC*	One stop	L + 6.00%(a)	8.50%	03/2024	12,592	12,553	1.1	12,466
Nextech Systems, LLC^	One stop	L + 6.00%(a)	8.50%	03/2024	6,874	6,809	0.6	6,806
Nextech Systems, LLC(5)	One stop	L + 6.00%	N/A(6)	03/2024	—	—	—	(1)
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Service – (continued)
Nexus Brands Group, Inc.^(8)(9)	One stop	L + 6.00%(c)	6.84%	11/2023	$4,105	$4,067	0.4%	$4,202
Nexus Brands Group, Inc.*	One stop	L + 6.00%(c)	8.59%	11/2023	3,801	3,764	0.3	3,801
Nexus Brands Group, Inc.	One stop	L + 6.00%(c)(f)	8.60%	11/2023	1,892	1,867	0.2	1,892
Nexus Brands Group, Inc.	One stop	L + 6.00%(c)	8.60%	11/2023	1,369	1,364	0.1	1,369
Nexus Brands Group, Inc.	One stop	L + 6.00%(a)(c)	8.54%	11/2023	41	40	—	41
Nexus Brands Group, Inc.(8)(9)	One stop	L + 6.00%	N/A(6)	11/2023	—	—	—	—
Nexus Brands Group, Inc.(5)(8)(9)	One stop	L + 6.00%	N/A(6)	11/2023	—	(11)	—	—
Personify, Inc.^	One stop	L + 5.75%(c)	8.35%	09/2024	8,397	8,320	0.8	8,397
Personify, Inc.(5)	One stop	L + 5.75%	N/A(6)	09/2024	—	(1)	—	—
Property Brands, Inc.*	One stop	L + 6.00%(a)	8.50%	01/2024	9,333	9,240	0.8	9,240
Property Brands, Inc.*	One stop	L + 6.00%(a)	8.49%	01/2024	3,705	3,670	0.3	3,668
Property Brands, Inc.	One stop	L + 6.00%(a)	8.50%	01/2024	3,075	3,050	0.3	3,044
Property Brands, Inc.	One stop	L + 6.00%(a)	8.50%	01/2024	1,304	1,291	0.1	1,291
Property Brands, Inc.	One stop	L + 6.00%(a)	8.50%	01/2024	1,127	1,118	0.1	1,115
Property Brands, Inc.	One stop	L + 6.00%(c)	8.49%	01/2024	459	455	0.1	454
Property Brands, Inc.(5)	One stop	L + 6.00%	N/A(6)	01/2024	—	(9)	—	(1)
Property Brands, Inc.(5)	One stop	L + 6.00%	N/A(6)	01/2024	—	(50)	—	(51)
Quickbase, Inc.#^*	One stop	P + 3.75%(f)	9.25%	04/2022	35,692	35,247	3.2	35,692
Quickbase, Inc.(5)	One stop	L + 5.00%	N/A(6)	04/2022	—	(2)	—	—
RegEd Aquireco, LLC^	Senior loan	L + 4.25%(a)	6.74%	12/2024	2,819	2,792	0.3	2,819
RegEd Aquireco, LLC	Senior loan	P + 3.25%(f)	8.75%	12/2024	3	2	—	3
RegEd Aquireco, LLC(5)	Senior loan	L + 4.25%	N/A(6)	12/2024	—	(75)	—	—
Saba Software, Inc.#^*	Senior loan	L + 4.50%(a)	7.00%	05/2023	28,004	27,667	2.5	28,004
Saba Software, Inc.^	Senior loan	L + 4.50%(a)	7.00%	05/2023	4,159	4,120	0.4	4,159
Saba Software, Inc.(5)	Senior loan	L + 4.50%	N/A(6)	05/2023	—	(2)	—	—
Telesoft, LLC*	One stop	L + 5.00%(c)	7.80%	07/2022	5,273	5,238	0.5	5,273
Telesoft, LLC	One stop	L + 5.00%	N/A(6)	07/2022	—	—	—	—
TI Intermediate Holdings, LLC^	Senior loan	L + 4.50%(a)(f)	7.00%	12/2024	1,904	1,886	0.2	1,904
TI Intermediate Holdings, LLC	Senior loan	L + 4.50%(a)	7.00%	12/2024	4	3	—	4
Transaction Data Systems, Inc.#^*	One stop	L + 5.25%(a)	7.75%	06/2021	45,903	45,746	4.2	45,903
Transaction Data Systems, Inc.	One stop	L + 5.25%(a)	7.75%	06/2021	60	59	—	60
Trintech, Inc.*	One stop	L + 6.00%(c)	8.75%	12/2023	11,924	11,805	1.1	11,924
Trintech, Inc.#*	One stop	L + 6.00%(c)	8.75%	12/2023	6,035	5,976	0.5	6,035
Trintech, Inc.	One stop	L + 6.00%(c)	8.68%	12/2023	60	59	—	60
True Commerce, Inc.*	One stop	L + 5.75%(c)	8.35%	11/2023	7,072	7,003	0.6	7,072
True Commerce, Inc.(8)(9)	One stop	L + 5.75%(c)	8.35%	11/2023	2,776	2,749	0.2	2,742
True Commerce, Inc.(8)	One stop	L + 5.75%(c)	8.35%	11/2023	923	914	0.1	923
True Commerce, Inc.(5)	One stop	L + 5.75%	N/A(6)	11/2023	—	(1)	—	—
Upserve, Inc.	One stop	L + 5.50%(a)	8.00%	07/2023	2,172	2,158	0.2	2,172
Upserve, Inc.	One stop	L + 5.50%(a)	8.00%	07/2023	1,351	1,343	0.1	1,351
Upserve, Inc.	One stop	L + 5.50%	N/A(6)	07/2023	—	—	—	—
Valant Medical Solutions, Inc.	One stop	L + 11.00%(c)	11.55% cash/ 2.25% PIK	10/2020	1,057	1,008	0.1	1,097
Valant Medical Solutions, Inc.	Subordinated debt	N/A	6.00%	02/2020	189	189	—	283
Valant Medical Solutions, Inc.	One stop	L + 11.00%(c)	11.55% cash/ 2.25% PIK	10/2020	10	10	—	11
Velocity Technology Solutions, Inc.*	One stop	L + 6.00%(c)	8.60%	12/2023	10,372	10,228	0.9	10,372
Velocity Technology Solutions, Inc.(5)	One stop	L + 6.00%	N/A(6)	12/2023	—	(1)	—	—
Vendavo, Inc.	One stop	L + 8.50%(c)	11.13%	10/2022	6,970	6,888	0.6	6,970
Vendavo, Inc.(5)	One stop	L + 8.50%	N/A(6)	10/2022	—	(4)	—	—
Verisys Corporation*	One stop	L + 6.75%(c)	9.35%	01/2023	4,732	4,687	0.4	4,732
Verisys Corporation	One stop	L + 6.75%	N/A(6)	01/2023	—	—	—	—
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Service – (continued)
Workforce Software, LLC	One stop	L + 6.50%(c)	9.28%	06/2021	$24,823	$24,704	2.3%	$25,071
Workforce Software, LLC	One stop	L + 6.50%(c)	9.13%	06/2021	2,454	2,435	0.2	2,454
Workforce Software, LLC	One stop	L + 6.50%	N/A(6)	06/2021	—	—	—	1
					674,158	666,665	60.6	670,571
Ecological
Pace Analytical Services, LLC#*	One stop	L + 5.50%(a)	8.00%	09/2022	14,989	14,801	1.4	14,989
Pace Analytical Services, LLC	One stop	L + 5.50%(a)	8.00%	09/2022	1,518	1,508	0.1	1,518
Pace Analytical Services, LLC*	One stop	L + 5.50%(a)	8.00%	09/2022	1,394	1,377	0.1	1,394
Pace Analytical Services, LLC*	One stop	L + 5.50%(a)	8.00%	09/2022	1,123	1,113	0.1	1,123
Pace Analytical Services, LLC*	One stop	L + 5.50%(a)	8.00%	09/2022	829	820	0.1	829
Pace Analytical Services, LLC	One stop	L + 5.50%(a)	8.00%	09/2022	514	511	0.1	514
Pace Analytical Services, LLC*	One stop	L + 5.50%(a)	8.00%	09/2022	344	339	—	344
Pace Analytical Services, LLC	One stop	L + 5.50%(a)	8.00%	09/2022	30	28	—	30
Pace Analytical Services, LLC(5)	One stop	L + 5.50%	N/A(6)	09/2022	—	(10)	—	—
Pace Analytical Services, LLC(5)	One stop	L + 5.50%	N/A(6)	09/2022	—	(17)	—	—
WRE Holding Corp.*	Senior loan	L + 5.00%(a)	7.49%	01/2023	1,305	1,295	0.1	1,305
WRE Holding Corp.	Senior loan	L + 5.00%(a)	7.49%	01/2023	912	903	0.1	912
WRE Holding Corp.	Senior loan	L + 5.00%(a)	7.49%	01/2023	253	252	—	253
WRE Holding Corp.	Senior loan	L + 5.00%(a)	7.49%	01/2023	18	18	—	18
					23,229	22,938	2.1	23,229
Electronics
Appriss Holdings, Inc.#^*	One stop	L + 5.75%(c)	8.35%	05/2022	28,160	27,913	2.6	28,160
Appriss Holdings, Inc.	One stop	L + 5.75%(c)	8.38%	05/2022	347	336	—	347
Compusearch Software Holdings, Inc.*	Senior loan	L + 4.25%(c)	6.75%	05/2021	992	991	0.1	992
Diligent Corporation#^*	One stop	L + 5.50%(c)	8.10%	04/2022	31,223	30,713	2.8	31,223
Diligent Corporation*	One stop	L + 5.50%(c)	8.10%	04/2022	8,757	8,652	0.8	8,757
Diligent Corporation*	One stop	L + 5.50%(c)	8.10%	04/2022	7,748	7,661	0.7	7,748
Diligent Corporation	One stop	L + 5.50%(d)	8.35%	04/2022	437	432	0.1	437
Diligent Corporation	One stop	L + 5.50%(c)(d)	8.23%	04/2022	113	111	—	113
Diligent Corporation(5)	One stop	L + 5.50%	N/A(6)	04/2022	—	(27)	—	—
Episerver, Inc.#(8)(9)	One stop	L + 6.00%(a)	6.00%	10/2024	11,379	11,224	1.0	11,109
Episerver, Inc.*	One stop	L + 5.75%(a)	8.25%	10/2024	6,597	6,517	0.6	6,597
Episerver, Inc.(5)	One stop	L + 5.75%	N/A(6)	10/2024	—	(2)	—	—
Gamma Technologies, LLC#*	One stop	L + 5.50%(a)	8.00%	06/2024	12,211	12,123	1.1	12,211
Gamma Technologies, LLC(5)	One stop	L + 5.50%	N/A(6)	06/2024	—	(1)	—	—
SEI, Inc.*	Senior loan	L + 5.00%(a)	7.50%	07/2023	5,938	5,888	0.5	5,938
Sloan Company, Inc., The^	One stop	L + 8.50%(c)	11.10%	04/2020	3,175	3,162	0.2	2,064
Sloan Company, Inc., The	One stop	L + 8.50%(c)	11.10%	04/2020	214	214	—	139
Sloan Company, Inc., The	One stop	L + 8.50%(c)	11.10%	04/2020	51	51	—	33
Sovos Compliance#^*	One stop	L + 6.00%(a)	8.50%	03/2022	31,929	31,614	2.9	31,929
Sovos Compliance*	One stop	L + 6.00%(a)	8.50%	03/2022	5,345	5,294	0.5	5,345
Sovos Compliance	One stop	L + 6.00%(a)	8.50%	03/2022	2,547	2,546	0.2	2,547
Sovos Compliance(5)	One stop	L + 6.00%	N/A(6)	03/2022	—	(1)	—	—
Sovos Compliance(5)	One stop	L + 6.00%	N/A(6)	03/2022	—	(31)	—	—
					157,163	155,380	14.1	155,689
Finance
Institutional Shareholder Services#	Senior loan	L + 4.50%(c)	7.10%	03/2026	14,261	14,119	1.3	14,189
Institutional Shareholder Services	Senior loan	L + 4.50%(c)	7.10%	03/2024	8	6	—	6
					14,269	14,125	1.3	14,195
Grocery
Teasdale Quality Foods, Inc.*	Senior loan	L + 5.75%(c)	8.55%	10/2020	107	107	—	96
Teasdale Quality Foods, Inc.^	Senior loan	L + 5.75%(c)	8.55%	10/2020	72	71	—	64
					179	178	—	160

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare
Active Day, Inc.*	One stop	L + 6.00%(c)	8.60%	12/2021	$11,350	$11,261	1.0%	$11,009
Active Day, Inc.*	One stop	L + 6.00%(c)	8.60%	12/2021	876	872	0.1	849
Active Day, Inc.*	One stop	L + 6.00%(c)	8.60%	12/2021	564	563	0.1	547
Active Day, Inc.*	One stop	L + 6.00%(c)	8.60%	12/2021	390	388	—	378
Active Day, Inc.	One stop	L + 6.00%(c)	8.60%	12/2021	50	49	—	48
Acuity Eyecare Holdings, LLC*	One stop	L + 6.25%(c)	8.92%	03/2022	3,426	3,391	0.3	3,426
Acuity Eyecare Holdings, LLC	One stop	L + 6.25%(c)	8.91%	03/2022	3,185	3,157	0.3	3,185
Acuity Eyecare Holdings, LLC	One stop	L + 6.25%(c)	8.88%	03/2022	429	401	0.1	429
Acuity Eyecare Holdings, LLC	One stop	L + 6.25%	N/A(6)	03/2022	—	—	—	—
Acuity Eyecare Holdings, LLC(5)	One stop	L + 6.25%	N/A(6)	12/2020	—	(64)	—	—
ADCS Clinics Intermediate Holdings, LLC#^*	One stop	L + 5.75%(a)	8.25%	05/2022	21,572	21,307	2.0	21,572
ADCS Clinics Intermediate Holdings, LLC*	One stop	L + 5.75%(a)	8.25%	05/2022	107	106	—	107
ADCS Clinics Intermediate Holdings, LLC	One stop	L + 5.75%(a)	8.25%	05/2022	83	82	—	83
ADCS Clinics Intermediate Holdings, LLC*	One stop	L + 5.75%(a)	8.25%	05/2022	31	31	—	31
ADCS Clinics Intermediate Holdings, LLC	One stop	P + 4.75%(f)	10.25%	05/2022	25	24	—	25
Advanced Pain Management Holdings, Inc.^(7)	Senior loan	L + 5.00%(a)	7.50%	06/2019	5,261	5,261	0.2	2,630
Advanced Pain Management Holdings, Inc.^(7)	Senior loan	L + 5.00%(a)	7.50%	06/2019	360	360	—	180
Advanced Pain Management Holdings, Inc.(7)	Senior loan	L + 5.00%	N/A(6)	06/2019	—	—	—	—
Agilitas USA, Inc.*	One stop	L + 5.50%(c)	8.30%	04/2022	1,946	1,934	0.2	1,946
Agilitas USA, Inc.	One stop	L + 5.50%(c)	8.30%	04/2022	10	10	—	10
Agilitas USA, Inc.(5)	One stop	L + 5.50%	N/A(6)	04/2022	—	(10)	—	—
Apothecary Products, LLC^*	Senior loan	L + 4.25%(c)	7.10%	07/2023	3,294	3,254	0.3	3,294
Apothecary Products, LLC(5)	Senior loan	L + 4.25%	N/A(6)	07/2023	—	(7)	—	—
Aris Teleradiology Company, LLC^(7)	Senior loan	L + 5.50%(c)	8.10%	03/2021	2,499	2,486	0.1	660
Aris Teleradiology Company, LLC(7)	Senior loan	L + 5.50%(c)	8.29%	03/2021	356	356	—	67
BIO18 Borrower, LLC#	One stop	L + 5.50%(c)	8.13%	11/2024	4,020	3,973	0.4	4,020
BIO18 Borrower, LLC	One stop	L + 5.50%(b)	8.06%	11/2024	33	32	—	33
BIO18 Borrower, LLC(5)	One stop	L + 5.50%	N/A(6)	11/2024	—	(54)	—	—
BIOVT, LLC*	One stop	L + 5.75%(a)	8.25%	01/2021	16,272	16,167	1.5	16,272
BIOVT, LLC	One stop	L + 5.75%(a)	8.25%	01/2021	1,944	1,929	0.2	1,944
BIOVT, LLC(5)	One stop	L + 5.75%	N/A(6)	01/2021	—	(1)	—	—
BIOVT, LLC(5)	One stop	L + 5.75%	N/A(6)	01/2021	—	(23)	—	—
CLP Healthcare Services, Inc.*	Senior loan	L + 5.25%(a)	7.75%	12/2020	922	917	0.1	922
CRH Healthcare Purchaser, Inc.^	Senior loan	L + 4.50%(c)	7.10%	12/2024	5,836	5,781	0.5	5,836
CRH Healthcare Purchaser, Inc.(5)	Senior loan	L + 4.50%	N/A(6)	12/2024	—	(1)	—	—
CRH Healthcare Purchaser, Inc.(5)	Senior loan	L + 4.50%	N/A(6)	12/2024	—	(37)	—	—
DCA Investment Holding, LLC#^*	One stop	L + 5.25%(c)	7.85%	07/2021	14,378	14,306	1.3	14,378
DCA Investment Holding, LLC^*	One stop	L + 5.25%(c)	7.85%	07/2021	13,416	13,325	1.2	13,416
DCA Investment Holding, LLC*	One stop	L + 5.25%(c)	7.85%	07/2021	6,011	5,953	0.5	6,011
DCA Investment Holding, LLC	One stop	L + 5.25%(c)	7.85%	07/2021	3,508	3,469	0.3	3,508
DCA Investment Holding, LLC	One stop	L + 5.25%(c)	7.85%	07/2021	2,402	2,375	0.2	2,402
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
DCA Investment Holding, LLC	One stop	L + 5.25%(c)	7.85%	07/2021	$151	$149	—%	$151
DCA Investment Holding, LLC	One stop	L + 5.25%(c)	7.85%	07/2021	47	47	—	47
DCA Investment Holding, LLC	One stop	P + 4.25%(f)	9.75%	07/2021	28	21	—	28
DCA Investment Holding, LLC(5)	One stop	L + 5.25%	N/A(6)	07/2021	—	(59)	—	—
Deca Dental Management LLC*	One stop	L + 6.00%(c)	8.60%	12/2021	7,404	7,318	0.7	7,404
Deca Dental Management LLC*	One stop	L + 6.00%(a)(c)	8.55%	12/2021	901	893	0.1	901
Deca Dental Management LLC^	One stop	L + 6.00%(c)	8.60%	12/2021	648	643	0.1	648
Deca Dental Management LLC	One stop	L + 6.00%(c)	8.70%	12/2021	360	348	—	360
Deca Dental Management LLC	One stop	L + 6.00%(a)	8.50%	12/2021	8	7	—	8
Dental Holdings Corporation*	One stop	L + 6.00%(c)	8.63%	02/2020	3,170	3,157	0.3	3,170
Dental Holdings Corporation	One stop	L + 6.00%(c)	8.63%	02/2020	505	503	0.1	505
Dental Holdings Corporation	One stop	L + 6.00%(a)(b)(f)	9.18%	02/2020	255	253	—	255
Elite Dental Partners LLC*	One stop	L + 5.25%(a)	7.75%	06/2023	2,004	1,978	0.2	2,004
Elite Dental Partners LLC	One stop	L + 5.25%(a)	7.75%	06/2023	1,646	1,633	0.1	1,646
Elite Dental Partners LLC	One stop	L + 5.25%(a)	7.75%	06/2023	1,756	1,623	0.2	1,756
Elite Dental Partners LLC^	One stop	L + 5.25%(a)	7.75%	06/2023	1,570	1,557	0.1	1,570
Elite Dental Partners LLC	One stop	L + 5.25%(a)	7.75%	06/2023	1,505	1,493	0.1	1,505
Elite Dental Partners LLC	One stop	L + 5.25%(a)	7.75%	06/2023	8	7	—	8
ERG Buyer, LLC*	One stop	L + 5.50%(c)	8.10%	05/2024	6,310	6,230	0.5	5,932
ERG Buyer, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2024	—	(2)	—	(9)
ERG Buyer, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2024	—	(133)	(0.1)	(622)
eSolutions, Inc.#^*	One stop	L + 6.50%(a)	9.00%	03/2022	29,266	29,062	2.7	29,266
eSolutions, Inc.	One stop	L + 6.50%(a)	8.99%	03/2022	46	45	—	46
Excelligence Learning Corporation*	One stop	L + 6.00%(a)	8.50%	04/2023	5,829	5,809	0.5	5,246
Eyecare Services Partners Holdings LLC^	One stop	L + 6.25%(c)	8.85%	05/2023	10,336	10,210	0.9	10,129
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.85%	05/2023	7,419	7,295	0.7	7,270
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.85%	05/2023	6,646	6,646	0.6	6,513
Eyecare Services Partners Holdings LLC^	One stop	L + 6.25%(c)	8.85%	05/2023	2,219	2,219	0.2	2,174
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.85%	05/2023	1,434	1,434	0.1	1,405
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.85%	05/2023	1,077	1,077	0.1	1,055
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.85%	05/2023	949	949	0.1	930
Eyecare Services Partners Holdings LLC^	One stop	L + 6.25%(c)	8.85%	05/2023	613	484	0.1	600
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.85%	05/2023	458	369	0.1	447
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	9.00%	05/2023	200	198	—	196
G & H Wire Company, Inc.*	One stop	L + 5.75%(b)	8.33%	09/2023	1,099	1,090	0.1	1,099
G & H Wire Company, Inc.(5)	One stop	L + 5.75%	N/A(6)	09/2022	—	(1)	—	—
Immucor, Inc.^	Senior loan	L + 5.00%(c)	7.60%	06/2021	2,024	2,006	0.2	2,023
Katena Holdings, Inc.*	One stop	L + 5.50%(c)	8.10%	06/2021	4,452	4,426	0.4	4,452
Katena Holdings, Inc.*	One stop	L + 5.50%(c)	8.10%	06/2021	435	432	0.1	435
Katena Holdings, Inc.*	One stop	L + 5.50%(c)	8.10%	06/2021	299	297	—	299
Katena Holdings, Inc.	One stop	P + 4.50%(f)	10.00%	06/2021	15	14	—	15
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
Lombart Brothers, Inc.^*	One stop	L + 6.25%(c)	8.85%	04/2023	$12,657	$12,481	1.1%	$12,498
Lombart Brothers, Inc.*(8)	One stop	L + 6.25%(c)	8.85%	04/2023	1,527	1,501	0.1	1,508
Lombart Brothers, Inc.	One stop	P + 5.00%(f)	10.50%	04/2023	74	72	—	72
Lombart Brothers, Inc.(8)	One stop	P + 5.00%(f)	10.50%	04/2023	4	4	—	4
MD Now Holdings, Inc.#^	One stop	L + 5.00%(c)	7.60%	08/2024	7,034	6,972	0.6	7,034
MD Now Holdings, Inc.(5)	One stop	L + 5.00%	N/A(6)	08/2024	—	(1)	—	—
MD Now Holdings, Inc.(5)	One stop	L + 5.00%	N/A(6)	08/2024	—	(18)	—	—
MWD Management, LLC & MWD Services, Inc.*	One stop	L + 5.25%(c)	7.85%	06/2023	4,359	4,359	0.4	4,359
MWD Management, LLC & MWD Services, Inc.*	One stop	L + 5.25%(c)	7.85%	06/2023	1,289	1,277	0.1	1,289
MWD Management, LLC & MWD Services, Inc.(5)	One stop	L + 5.25%	N/A(6)	06/2022	—	(1)	—	—
MWD Management, LLC & MWD Services, Inc.(5)	One stop	L + 5.25%	N/A(6)	06/2023	—	(64)	—	—
Oliver Street Dermatology Holdings, LLC#*	One stop	L + 6.25%(c)	8.85%	05/2022	8,694	8,594	0.7	7,825
Oliver Street Dermatology Holdings, LLC*	One stop	L + 6.25%(c)	8.85%	05/2022	1,880	1,865	0.2	1,692
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.25%(c)	8.85%	05/2022	1,349	1,337	0.1	1,214
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.25%(c)	8.85%	05/2022	1,192	1,183	0.1	1,072
Oliver Street Dermatology Holdings, LLC#	One stop	L + 6.25%(c)	8.85%	05/2022	1,041	1,032	0.1	936
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.25%(c)	8.85%	05/2022	1,037	1,030	0.1	934
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.25%(c)	8.85%	05/2022	808	801	0.1	727
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.25%(c)	8.85%	05/2022	700	695	0.1	630
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.25%(c)	8.85%	05/2022	432	429	—	389
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.25%(c)	8.90%	05/2022	136	135	—	123
Oliver Street Dermatology Holdings, LLC*	One stop	L + 6.25%(c)	8.85%	05/2022	45	45	—	41
Oliver Street Dermatology Holdings, LLC*	One stop	L + 6.25%(c)	8.85%	05/2022	41	41	—	37
Oliver Street Dermatology Holdings, LLC*	One stop	L + 6.25%(c)	8.85%	05/2022	32	32	—	29
Oliver Street Dermatology Holdings, LLC*	One stop	L + 6.25%(c)	8.85%	05/2022	30	29	—	27
Oliver Street Dermatology Holdings, LLC(5)	One stop	L + 6.25%	N/A(6)	05/2022	—	(5)	—	—
ONsite Mammography, LLC	One stop	L + 6.75%(a)	9.25%	11/2023	2,823	2,793	0.3	2,823
ONsite Mammography, LLC	One stop	L + 6.75%(a)(d)	9.45%	11/2023	592	579	0.1	592
ONsite Mammography, LLC	One stop	L + 6.75%(d)	9.62%	11/2023	8	7	—	8
Pinnacle Treatment Centers, Inc.*	One stop	L + 5.75%(c)	8.49%	08/2021	9,600	9,508	0.9	9,600
Pinnacle Treatment Centers, Inc.^	One stop	L + 5.75%(c)	8.49%	08/2021	356	353	—	356
Pinnacle Treatment Centers, Inc.	One stop	L + 5.75%(c)	8.49%	08/2021	54	54	—	54
Pinnacle Treatment Centers, Inc.	One stop	L + 5.75%(c)	8.49%	08/2021	42	41	—	42
Pinnacle Treatment Centers, Inc.	One stop	L + 5.75%(c)(f)	8.95%	08/2021	33	32	—	33
Pinnacle Treatment Centers, Inc.(5)	One stop	L + 5.75%	N/A(6)	08/2021	—	(13)	—	—
PPT Management Holdings, LLC^	One stop	L + 7.50%(a)	3.49% cash/ 6.50% PIK	12/2022	12,763	12,600	1.0	10,818
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
PPT Management Holdings, LLC	One stop	L + 7.50%(a)	3.49% cash/ 6.50% PIK	12/2022	$147	$147	—%	$125
PPT Management Holdings, LLC	One stop	L + 7.50%(a)	3.49% cash/ 6.50% PIK	12/2022	87	87	—	74
PPT Management Holdings, LLC	One stop	L + 7.50%(a)	3.49% cash/ 6.50% PIK	12/2022	42	34	—	34
PPT Management Holdings, LLC(5)	One stop	L + 7.50%(a)	3.49% cash/ 6.50% PIK	12/2022	8	5	—	(24)
Pyramid Healthcare, Inc.^	One stop	L + 6.50%(c)	9.10%	08/2020	325	322	—	325
Pyramid Healthcare, Inc.	One stop	L + 6.50%(a)(c)	9.02%	08/2020	263	261	—	263
Pyramid Healthcare, Inc.(5)	One stop	L + 6.50%	N/A(6)	08/2020	—	(1)	—	—
Riverchase MSO, LLC*	Senior loan	L + 5.75%(c)	8.35%	10/2022	4,865	4,821	0.4	4,865
Riverchase MSO, LLC	Senior loan	L + 5.75%(a)(c)	8.34%	10/2022	65	64	—	65
RXH Buyer Corporation#*	One stop	L + 5.75%(c)	8.35%	09/2021	10,964	10,873	1.0	10,964
RXH Buyer Corporation*	One stop	L + 5.75%(c)	8.35%	09/2021	1,241	1,236	0.1	1,241
RXH Buyer Corporation	One stop	L + 5.75%(c)(f)	9.02%	09/2021	62	60	—	62
SLMP, LLC*	One stop	L + 6.00%(a)	8.50%	05/2023	5,569	5,507	0.5	5,569
SLMP, LLC*	One stop	L + 6.00%(a)	8.50%	05/2023	4,677	4,626	0.4	4,677
SLMP, LLC	Subordinated debt	N/A	7.50% PIK	05/2027	117	117	—	117
SLMP, LLC(5)	One stop	L + 6.00%	N/A(6)	05/2023	—	(1)	—	—
SLMP, LLC(5)	One stop	L + 6.00%	N/A(6)	05/2023	—	(8)	—	—
Spear Education, LLC*	One stop	L + 5.75%(c)	8.55%	08/2019	3,450	3,448	0.3	3,450
Spear Education, LLC	One stop	L + 5.75%(c)	8.55%	08/2019	177	177	—	177
Spear Education, LLC	One stop	L + 5.75%	N/A(6)	08/2019	—	—	—	—
Summit Behavioral Healthcare, LLC*	Senior loan	L + 4.75%(d)	7.44%	10/2023	2,389	2,370	0.2	2,389
Summit Behavioral Healthcare, LLC	Senior loan	L + 4.75%(d)	7.43%	10/2023	118	111	—	118
Summit Behavioral Healthcare, LLC	Senior loan	L + 4.75%(c)(d)	7.45%	10/2023	33	33	—	33
WHCG Management, LLC*	Senior loan	L + 5.00%(c)	7.60%	03/2023	3,930	3,897	0.3	3,694
WHCG Management, LLC	Senior loan	L + 5.00%(c)	7.61%	03/2023	100	99	—	94
WHCG Management, LLC(5)	Senior loan	L + 5.00%	N/A(6)	03/2023	—	(18)	—	—
WIRB-Copernicus Group, Inc.*	Senior loan	L + 4.25%(a)	6.75%	08/2022	10,874	10,816	1.0	10,874
WIRB-Copernicus Group, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	08/2022	—	(1)	—	—
WIRB-Copernicus Group, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	08/2022	—	(17)	—	—
					347,783	343,894	30.5	336,037
Home and Office Furnishings, Housewares, and Durable Consumer
1A Smart Start LLC^	Senior loan	L + 4.50%(a)	7.00%	02/2022	547	546	0.1	546
CST Buyer Company	One stop	L + 5.00%(a)	7.50%	03/2023	2,990	2,928	0.3	2,990
CST Buyer Company	One stop	L + 5.00%	N/A(6)	03/2023	—	—	—	—
Plano Molding Company, LLC^	One stop	L + 7.50%(a)	9.99%	05/2021	4,825	4,786	0.4	4,439
					8,362	8,260	0.8	7,975
Insurance
Captive Resources Midco, LLC*	One stop	L + 5.75%(a)	8.25%	12/2021	12,188	12,065	1.1	12,188
Captive Resources Midco, LLC(5)	One stop	L + 5.75%	N/A(6)	12/2021	—	(3)	—	—
Captive Resources Midco, LLC(5)	One stop	L + 5.75%	N/A(6)	12/2021	—	(10)	—	—
Integrity Marketing Acquisition, LLC^	Senior loan	L + 4.25%(c)	6.85%	11/2025	1,522	1,515	0.1	1,522
Integrity Marketing Acquisition, LLC	Senior loan	L + 4.25%(c)	7.05%	11/2025	197	194	—	197
Internet Pipeline, Inc.*	One stop	L + 4.75%(a)	7.25%	08/2022	10,198	10,076	0.9	10,198
Internet Pipeline, Inc.*	One stop	L + 4.75%(a)	7.25%	08/2022	4,383	4,345	0.4	4,383
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Insurance – (continued)
Internet Pipeline, Inc.(8)(9)	One stop	L + 4.75%(a)	7.25%	08/2022	$3,505	$3,466	0.3%	$3,413
Internet Pipeline, Inc.*	One stop	L + 4.75%(a)	7.25%	08/2022	1,659	1,644	0.2	1,659
Internet Pipeline, Inc.	One stop	L + 4.75%	N/A(6)	08/2021	—	—	—	—
Orchid Underwriters Agency, LLC^	Senior loan	L + 4.50%(c)	7.38%	12/2024	1,867	1,849	0.2	1,867
Orchid Underwriters Agency, LLC	Senior loan	L + 4.50%	N/A(6)	12/2024	—	—	—	—
Orchid Underwriters Agency, LLC(5)	Senior loan	L + 4.50%	N/A(6)	12/2024	—	(9)	—	—
RSC Acquisition, Inc.^*	Senior loan	L + 4.25%(c)	6.85%	11/2022	28,734	28,608	2.6	28,734
RSC Acquisition, Inc.	Senior loan	L + 4.25%	N/A(6)	11/2021	—	—	—	—
RSC Acquisition, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	11/2022	—	(25)	—	—
					64,253	63,715	5.8	64,161
Leisure, Amusement, Motion Pictures, Entertainment
EOS Fitness Opco Holdings, LLC^	One stop	L + 4.75%(a)	7.25%	01/2025	4,024	3,985	0.4	4,024
EOS Fitness Opco Holdings, LLC	One stop	P + 3.75%(f)	9.25%	01/2025	6	5	—	6
EOS Fitness Opco Holdings, LLC(5)	One stop	L + 4.75%	N/A(6)	01/2025	—	(15)	—	—
PADI Holdco, Inc.^(8)(9)	One stop	E + 5.75%(g)	5.75%	04/2023	12,442	12,442	1.1	11,679
PADI Holdco, Inc.*	One stop	L + 5.75%(c)	8.50%	04/2023	12,573	12,431	1.1	12,573
PADI Holdco, Inc.	One stop	L + 5.75%(b)(c)	8.39%	04/2022	23	21	—	23
Self Esteem Brands, LLC#*	Senior loan	L + 4.25%(a)	6.75%	02/2022	14,763	14,657	1.3	14,616
Sunshine Sub, LLC*	One stop	L + 4.75%(a)	7.25%	05/2024	5,441	5,347	0.5	5,441
Sunshine Sub, LLC	One stop	L + 4.75%(a)	7.25%	05/2024	5,315	5,227	0.5	5,315
Sunshine Sub, LLC(5)	One stop	L + 4.75%	N/A(6)	05/2024	—	(1)	—	—
Teaching Company, The*	One stop	L + 4.75%(c)	7.45%	07/2023	7,023	6,994	0.6	7,023
Teaching Company, The(5)	One stop	L + 4.75%	N/A(6)	07/2023	—	(1)	—	—
Titan Fitness, LLC^	One stop	L + 4.75%(a)	7.24%	02/2025	15,015	14,869	1.4	14,865
Titan Fitness, LLC(5)	One stop	L + 4.75%	N/A(6)	02/2025	—	(2)	—	(3)
Titan Fitness, LLC(5)	One stop	L + 4.75%	N/A(6)	02/2025	—	(31)	—	(31)
WBZ Investment LLC^	One stop	L + 5.50%(a)	8.00%	09/2024	3,446	3,414	0.3	3,446
WBZ Investment LLC	One stop	L + 5.50%(a)	7.98%	09/2024	427	403	0.1	427
WBZ Investment LLC	One stop	L + 5.50%	N/A(6)	09/2024	—	—	—	—
					80,498	79,745	7.3	79,404
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.^	One stop	L + 10.00%(a)	10.50% cash/ 2.00% PIK	05/2019	181	181	—	181
Benetech, Inc.	One stop	P + 8.75%(a)(f)	11.91% cash/ 2.00% PIK	05/2019	9	9	—	9
					190	190	—	190
Oil and Gas
Drilling Info Holdings, Inc.*	Senior loan	L + 4.25%(a)	6.75%	07/2025	16,628	16,448	1.5	16,628
Drilling Info Holdings, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	07/2023	—	(2)	—	—
Drilling Info Holdings, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	07/2025	—	(32)	—	—
					16,628	16,414	1.5	16,628
Personal and Non Durable Consumer Products (Mfg. Only)
Georgica Pine Clothiers, LLC*	One stop	L + 5.50%(c)	8.10%	11/2022	4,798	4,777	0.4	4,798
Georgica Pine Clothiers, LLC^	One stop	L + 5.50%(c)	8.10%	11/2022	3,011	2,983	0.3	3,011
Georgica Pine Clothiers, LLC*	One stop	L + 5.50%(c)	8.10%	11/2022	419	417	0.1	419
Georgica Pine Clothiers, LLC*	One stop	L + 5.50%(c)	8.10%	11/2022	294	293	—	294
Georgica Pine Clothiers, LLC	One stop	L + 5.50%(c)(f)	8.91%	11/2022	35	34	—	35
IMPLUS Footwear, LLC^*	One stop	L + 6.75%(c)	9.35%	04/2021	13,053	12,989	1.2	13,053
IMPLUS Footwear, LLC*	One stop	L + 6.75%(c)	9.38%	04/2021	2,298	2,287	0.2	2,298
IMPLUS Footcare, LLC	One stop	L + 6.75%(c)	9.35%	04/2021	697	689	0.1	697
Massage Envy, LLC*	One stop	L + 6.75%(b)	9.31%	09/2020	3,104	3,094	0.3	3,104
Massage Envy, LLC	One stop	L + 6.75%(a)(c)(f)	9.51%	09/2020	178	177	—	178
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Personal and Non Durable Consumer Products (Mfg. Only) – (continued)
Massage Envy, LLC	One stop	L + 6.75%(a)(b)	9.26%	09/2020	$151	$151	—%	$151
Massage Envy, LLC*	One stop	L + 6.75%(a)(f)	9.25%	09/2020	112	112	—	112
Massage Envy, LLC*	One stop	L + 6.75%(a)(f)	9.26%	09/2020	98	98	—	98
Massage Envy, LLC*	One stop	L + 6.75%(a)	9.24%	09/2020	98	98	—	98
Massage Envy, LLC*	One stop	L + 6.75%(a)(f)	9.25%	09/2020	94	93	—	94
Massage Envy, LLC*	One stop	L + 6.75%(b)	9.31%	09/2020	90	89	—	90
Massage Envy, LLC	One stop	L + 6.75%(a)(b)	9.25%	09/2020	70	70	—	70
Massage Envy, LLC*	One stop	L + 6.75%(a)(f)	9.24%	09/2020	70	70	—	70
Massage Envy, LLC*	One stop	L + 6.75%(b)	9.31%	09/2020	45	45	—	45
Massage Envy, LLC*	One stop	L + 6.75%(a)(b)	9.26%	09/2020	30	30	—	30
Massage Envy, LLC	One stop	L + 6.75%	N/A(6)	09/2020	—	—	—	—
Massage Envy, LLC(5)	One stop	L + 6.75%	N/A(6)	09/2020	—	(1)	—	—
Orthotics Holdings, Inc.*	One stop	L + 5.50%(a)	8.00%	02/2020	3,637	3,626	0.3	3,637
Orthotics Holdings, Inc.*(8)	One stop	L + 5.50%(a)	8.00%	02/2020	596	594	0.1	596
Orthotics Holdings, Inc.(8)	One stop	L + 5.50%	N/A(6)	02/2020	—	—	—	—
Orthotics Holdings, Inc.(5)	One stop	L + 5.50%	N/A(6)	02/2020	—	(2)	—	—
WU Holdco, Inc.*	One stop	L + 5.50%(c)	8.11%	03/2026	2,080	2,080	0.2	2,080
WU Holdco, Inc.	One stop	L + 5.50%	N/A(6)	03/2026	—	—	—	—
WU Holdco, Inc.	One stop	L + 5.50%	N/A(6)	03/2025	—	—	—	—
					35,058	34,893	3.2	35,058
Personal, Food and Miscellaneous Services
Captain D’s, LLC*	Senior loan	L + 4.50%(a)	6.99%	12/2023	2,171	2,154	0.2	2,171
Captain D’s, LLC	Senior loan	P + 3.50%(a)(f)	8.18%	12/2023	9	9	—	9
Clarkson Eyecare LLC#^*	One stop	L + 6.25%(c)	8.85%	04/2021	43,284	42,996	3.9	43,284
Clarkson Eyecare LLC	One stop	L + 6.25%(c)	8.99%	04/2021	1,243	1,234	0.1	1,243
Clarkson Eyecare LLC	One stop	L + 6.25%(c)(f)	9.52%	04/2021	397	394	—	397
Community Veterinary Partners, LLC*	One stop	L + 5.50%(c)	8.10%	10/2021	1,935	1,931	0.2	1,935
Community Veterinary Partners, LLC	One stop	L + 5.50%(c)	8.10%	10/2021	765	765	0.1	765
Community Veterinary Partners, LLC	One stop	L + 5.50%(c)	8.10%	10/2021	650	650	0.1	650
Community Veterinary Partners, LLC	One stop	L + 5.50%(c)	8.10%	10/2021	577	577	0.1	577
Community Veterinary Partners, LLC*	One stop	L + 5.50%(c)	8.10%	10/2021	514	514	0.1	514
Community Veterinary Partners, LLC*	One stop	L + 5.50%(c)	8.10%	10/2021	99	97	—	99
Community Veterinary Partners, LLC	One stop	L + 5.50%(c)	8.10%	10/2021	45	10	—	45
Community Veterinary Partners, LLC(5)	One stop	L + 5.50%	N/A(6)	10/2021	—	(26)	—	—
Imperial Optical Midco Inc.	One stop	L + 4.75%(b)	7.33%	08/2023	656	603	0.1	656
Imperial Optical Midco Inc.	One stop	L + 4.75%(b)	7.31%	08/2023	149	147	—	149
Imperial Optical Midco Inc.	One stop	L + 4.75%	N/A(6)	08/2023	—	—	—	—
PPV Intermediate Holdings II, LLC	One stop	P + 4.00%(f)	9.50%	05/2023	32	31	—	32
PPV Intermediate Holdings II, LLC	One stop	N/A	7.90% PIK	05/2023	19	19	—	19
PPV Intermediate Holdings II, LLC(5)	One stop	L + 5.00%	N/A(6)	05/2020	—	(53)	—	—
Ruby Slipper Cafe LLC, The	One stop	L + 7.50%(c)	10.19%	01/2023	352	339	—	352
Ruby Slipper Cafe LLC, The	One stop	L + 7.50%(c)	10.27%	01/2023	59	59	—	59
Ruby Slipper Cafe LLC, The	One stop	L + 7.50%(c)	10.18%	01/2023	5	5	—	5
Southern Veterinary Partners, LLC*	One stop	L + 5.50%(a)	8.00%	05/2025	3,589	3,557	0.3	3,589
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	8.00%	05/2025	2,166	2,147	0.2	2,166
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Personal, Food and Miscellaneous Services – (continued)
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	8.00%	05/2025	$1,907	$1,890	0.2%	$1,907
Southern Veterinary Partners, LLC*	One stop	L + 5.50%(a)	8.00%	05/2025	1,565	1,543	0.1	1,565
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	8.00%	05/2025	1,391	1,379	0.1	1,391
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	8.00%	05/2025	1,186	1,176	0.1	1,186
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	8.00%	05/2025	1,105	1,073	0.1	1,105
Southern Veterinary Partners, LLC*	One stop	L + 5.50%(a)	8.00%	05/2025	1,034	1,025	0.1	1,034
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	8.00%	05/2025	849	841	0.1	849
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	8.00%	05/2025	773	743	0.1	773
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	8.00%	05/2023	75	74	—	75
Southern Veterinary Partners, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2025	—	(51)	—	—
Veterinary Specialists of North America, LLC*	One stop	P + 4.50%(a)(f)	9.53%	07/2021	3,794	3,771	0.3	3,794
Veterinary Specialists of North America, LLC	One stop	P + 4.50%(f)	10.00%	07/2021	500	496	0.1	500
Veterinary Specialists of North America, LLC	One stop	P + 4.50%(f)	10.00%	07/2021	462	458	0.1	462
Veterinary Specialists of North America, LLC	One stop	P + 4.50%(f)	10.00%	07/2021	418	415	0.1	418
Veterinary Specialists of North America, LLC*	One stop	P + 4.50%(f)	10.00%	07/2021	227	226	—	227
Veterinary Specialists of North America, LLC	One stop	L + 5.50%(a)	7.99%	07/2021	111	109	—	111
Veterinary Specialists of North America, LLC*	One stop	P + 4.50%(f)	10.00%	07/2021	88	87	—	88
Veterinary Specialists of North America, LLC	One stop	L + 5.50%(a)(f)	8.91%	07/2021	77	76	—	77
Veterinary Specialists of North America, LLC*	One stop	P + 4.50%(f)	10.00%	07/2021	33	32	—	33
Wetzel’s Pretzels, LLC*	One stop	L + 6.75%(a)	9.25%	09/2021	8,245	8,179	0.8	8,245
Wetzel’s Pretzels, LLC	One stop	L + 6.75%(a)	9.25%	09/2021	19	19	—	19
					82,575	81,720	7.7	82,575
Printing and Publishing
Brandmuscle, Inc.*	Senior loan	L + 5.00%(c)	7.60%	12/2021	529	527	0.1	532
Messenger, LLC^	One stop	L + 6.00%(a)(f)	8.52%	08/2023	3,907	3,873	0.4	3,907
Messenger, LLC	One stop	L + 6.00%	N/A(6)	08/2023	—	—	—	—
					4,436	4,400	0.5	4,439
Retail Stores
Batteries Plus Holding Corporation*	One stop	L + 6.75%(a)	9.25%	07/2022	11,321	11,211	1.0	11,321
Batteries Plus Holding Corporation	One stop	P + 5.75%(f)	11.25%	07/2022	8	6	—	8
Boot Barn, Inc.^	Senior loan	L + 4.50%(c)	7.10%	06/2021	206	202	—	206
Cycle Gear, Inc.^*	One stop	L + 5.00%(c)	7.80%	01/2021	7,521	7,446	0.7	7,521
Cycle Gear, Inc.*	One stop	L + 5.00%(c)	7.80%	01/2021	701	699	0.1	701
DTLR, Inc.^*	One stop	L + 6.50%(c)	9.24%	08/2022	19,409	19,210	1.8	19,409
Feeders Supply Company, LLC*	One stop	L + 5.75%(a)	8.25%	04/2021	4,425	4,400	0.4	4,425
Feeders Supply Company, LLC	Subordinated debt	N/A	12.50% cash/ 7.00% PIK	04/2021	64	64	—	64
Feeders Supply Company, LLC	One stop	L + 5.75%	N/A(6)	04/2021	—	—	—	—
Jet Equipment & Tools Ltd.^(8)(9)(11)	One stop	L + 5.75%(a)	7.72%	11/2024	9,766	9,652	0.9	9,478
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Retail Stores – (continued)
Jet Equipment & Tools Ltd.*(8)(11)	One stop	L + 5.75%(c)	8.38%	11/2024	$7,552	$7,478	0.7%	$7,477
Jet Equipment & Tools Ltd.^(8)(11)	One stop	L + 5.75%(a)	8.25%	11/2024	2,321	2,299	0.2	2,298
Jet Equipment & Tools Ltd.(5)(8)(9)(11)	One stop	L + 5.75%	N/A(6)	11/2024	—	(2)	—	(1)
Marshall Retail Group LLC, The*	One stop	L + 6.00%(c)	8.80%	08/2020	3,117	3,117	0.3	3,117
Marshall Retail Group LLC, The	One stop	P + 4.75%(f)	10.25%	08/2019	172	172	—	172
Mills Fleet Farm Group LLC#^*	One stop	L + 6.25%(a)	8.75%	10/2024	36,937	36,343	3.4	36,937
Pet Holdings ULC#^*(8)(11)	One stop	L + 5.50%(c)	8.30%	07/2022	32,513	32,331	3.0	32,513
Pet Holdings ULC*(8)(11)	One stop	L + 5.50%(c)	8.30%	07/2022	129	128	—	129
Pet Holdings ULC(5)(8)(11)	One stop	L + 5.50%	N/A(6)	07/2022	—	(2)	—	—
Pet Supplies Plus, LLC^	Senior loan	L + 4.50%(c)	7.10%	12/2024	7,659	7,586	0.7	7,659
Pet Supplies Plus, LLC(5)	Senior loan	L + 4.50%	N/A(6)	12/2023	—	(1)	—	—
PetPeople Enterprises, LLC*	One stop	L + 5.00%(a)	7.50%	09/2023	2,337	2,315	0.2	2,337
PetPeople Enterprises, LLC	One stop	L + 5.00%(a)	7.50%	09/2023	1,044	1,031	0.1	1,044
PetPeople Enterprises, LLC	One stop	L + 5.00%(a)	7.50%	09/2023	15	15	—	15
Sola Franchise, LLC and Sola Salon Studios, LLC^	One stop	L + 5.50%(c)	8.10%	10/2024	2,226	2,206	0.2	2,226
Sola Franchise, LLC and Sola Salon Studios, LLC	One stop	L + 5.50%(c)	8.10%	10/2024	1,614	1,584	0.1	1,614
Sola Franchise, LLC and Sola Salon Studios, LLC	One stop	L + 5.50%(a)	8.00%	10/2024	7	7	—	7
Sola Franchise, LLC and Sola Salon Studios, LLC(5)	One stop	L + 5.50%	N/A(6)	10/2024	—	(19)	—	—
					151,064	149,478	13.8	150,677
Telecommunications
NetMotion Wireless Holdings, Inc.*	One stop	L + 6.25%(c)	8.85%	10/2021	6,308	6,241	0.6	6,308
NetMotion Wireless Holdings, Inc.	One stop	L + 6.25%	N/A(6)	10/2021	—	—	—	—
					6,308	6,241	0.6	6,308
Textiles and Leather
SHO Holding I Corporation*	Senior loan	L + 5.00%(c)	7.74%	10/2022	1,888	1,864	0.2	1,812
SHO Holding I Corporation	Senior loan	L + 4.00%(c)	6.79%	10/2021	15	15	—	13
					1,903	1,879	0.2	1,825
Utilities
Arcos, LLC*	One stop	L + 5.75%(c)	8.35%	02/2021	8,116	8,053	0.7	8,035
Arcos, LLC	One stop	L + 5.75%	N/A(6)	02/2021	—	—	—	—
					8,116	8,053	0.7	8,035
Total non-controlled/non-affiliate company debt investments					$1,947,987	$1,927,356	175.5%	$1,926,173
Equity investments(12)(13)
Aerospace and Defense
Whitcraft LLC	Common stock	N/A	N/A	N/A	7	688	0.1	1,101
Automobile
Grease Monkey International, LLC	LLC units	N/A	N/A	N/A	448	448	0.1	886
Polk Acquisition Corp.	LP interest	N/A	N/A	N/A	4	401	—	162
Quick Quack Car Wash Holdings, LLC	LLC units	N/A	N/A	N/A	—	248	—	248
						1,097	0.1	1,296

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Beverage, Food and Tobacco
Cafe Rio Holding, Inc.	Common stock	N/A	N/A	N/A	3	$283	—%	$342
Global ID Corporation	LLC interest	N/A	N/A	N/A	2	240	—	356
Hopdoddy Holdings, LLC	LLC units	N/A	N/A	N/A	17	84	—	59
Hopdoddy Holdings, LLC	LLC units	N/A	N/A	N/A	8	24	—	17
Mendocino Farms, LLC	Common stock	N/A	N/A	N/A	157	690	0.1	646
Purfoods, LLC	LLC interest	N/A	N/A	N/A	355	355	0.1	617
Uinta Brewing Company	Common stock	N/A	N/A	N/A	30	—	—	33
Wood Fired Holding Corp.	LLC units	N/A	N/A	N/A	232	232	—	232
Wood Fired Holding Corp.	LLC units	N/A	N/A	N/A	232	—	—	—
						1,908	0.2	2,302
Chemicals, Plastics and Rubber
Flexan, LLC	Preferred stock	N/A	N/A	N/A	—	40	—	36
Flexan, LLC	Common stock	N/A	N/A	N/A	—	—	—	—
Inhance Technologies Holdings LLC	LLC units	N/A	N/A	N/A	—	80	—	70
						120	—	106
Diversified/Conglomerate Manufacturing
Inventus Power, Inc.	Preferred stock	N/A	N/A	N/A	—	259	—	—
Inventus Power, Inc.	LLC units	N/A	N/A	N/A	—	38	—	33
Inventus Power, Inc.	Common stock	N/A	N/A	N/A	—	—	—	—
Reladyne, Inc.	LP interest	N/A	N/A	N/A	—	264	0.1	597
						561	0.1	630
Diversified/Conglomerate Service
Accela, Inc.	LLC units	N/A	N/A	N/A	374	374	—	212
Agility Recovery Solutions Inc.	Preferred stock	N/A	N/A	N/A	30	152	—	194
Caliper Software, Inc.	Preferred stock	N/A	N/A	N/A	1	1,325	0.1	1,447
Caliper Software, Inc.	Common stock	N/A	N/A	N/A	117	117	—	114
Centrify Corporation	LP interest	N/A	N/A	N/A	—	400	—	345
Centrify Corporation	LP interest	N/A	N/A	N/A	141	—	—	—
Cloudbees, Inc.	Preferred stock	N/A	N/A	N/A	39	247	—	245
Cloudbees, Inc.	Warrant	N/A	N/A	N/A	35	46	—	81
Confluence Technologies, Inc.	LLC interest	N/A	N/A	N/A	1	106	—	162
Connexin Software, Inc.	LLC interest	N/A	N/A	N/A	84	84	—	117
Digital Guardian, Inc.	Warrant	N/A	N/A	N/A	67	11	—	1
GS Acquisitionco, Inc.	LP interest	N/A	N/A	N/A	1	117	—	191
HealthcareSource HR, Inc.	LLC interest	N/A	N/A	N/A	—	165	—	230
Hydraulic Authority III Limited(8)(9)(10)	Preferred stock	N/A	N/A	N/A	151	192	—	196
Hydraulic Authority III Limited(8)(9)(10)	Common stock	N/A	N/A	N/A	3	—	—	—
Kareo, Inc.	Warrant	N/A	N/A	N/A	29	203	—	4
Kareo, Inc.	Preferred stock	N/A	N/A	N/A	1	5	—	4
Kareo, Inc.	Warrant	N/A	N/A	N/A	3	—	—	7
Maverick Bidco Inc.	LLC units	N/A	N/A	N/A	1	597	0.1	410
MMan Acquisition Co.	Preferred stock	N/A	N/A	N/A	—	26	—	21
MMan Acquisition Co.	Common stock	N/A	N/A	N/A	—	25	0.1	962
Net Health Acquisition Corp.	LP interest	N/A	N/A	N/A	—	436	0.1	530
Nexus Brands Group, Inc.	LP interest	N/A	N/A	N/A	—	236	—	280
Personify, Inc.	LLC units	N/A	N/A	N/A	342	342	—	313
Pride Midco, Inc.	Preferred stock	N/A	N/A	N/A	1	1,256	0.1	1,343
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	—	399	0.1	499
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Service – (continued)
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	99	$4	—%	$175
Property Brands, Inc.	LLC units	N/A	N/A	N/A	34	345	0.1	415
Quickbase, Inc.	Common stock	N/A	N/A	N/A	615	—	0.3	3,643
RegEd Aquireco, LLC	LP interest	N/A	N/A	N/A	—	157	—	156
RegEd Aquireco, LLC	LP interest	N/A	N/A	N/A	2	—	—	—
Valant Medical Solutions, Inc.	Warrant	N/A	N/A	N/A	6	86	—	17
Verisys Corporation	LLC interest	N/A	N/A	N/A	318	318	—	300
Workforce Software, LLC	LLC units	N/A	N/A	N/A	1,373	1,373	0.1	1,506
Xmatters, Inc. and Alarmpoint, Inc.	Preferred stock	N/A	N/A	N/A	232	212	—	245
Xmatters, Inc. and Alarmpoint, Inc.	Warrant	N/A	N/A	N/A	41	33	—	18
Xmatters, Inc. and Alarmpoint, Inc.	Preferred stock	N/A	N/A	N/A	10	10	—	15
						9,399	1.1	14,398
Ecological
Pace Analytical Services, LLC	Common stock	N/A	N/A	N/A	3	302	—	348
Electronics
Diligent Corporation	Preferred stock	N/A	N/A	N/A	359	4	0.1	1,392
Episerver, Inc.	Common stock	N/A	N/A	N/A	40	404	0.1	437
SEI, Inc.	LLC units	N/A	N/A	N/A	207	161	0.1	424
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	—	74	—	—
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	1	7	—	—
						650	0.3	2,253
Healthcare, Education and Childcare
Active Day, Inc.	LLC interest	N/A	N/A	N/A	1	529	—	319
Acuity Eyecare Holdings, LLC	LLC interest	N/A	N/A	N/A	796	852	0.1	931
ADCS Clinics Intermediate Holdings, LLC	Preferred stock	N/A	N/A	N/A	1	596	0.1	469
ADCS Clinics Intermediate Holdings, LLC	Common stock	N/A	N/A	N/A	—	6	—	—
BIO18 Borrower, LLC	LLC interest	N/A	N/A	N/A	105	548	0.1	548
BIOVT, LLC	LLC units	N/A	N/A	N/A	—	360	0.1	639
CRH Healthcare Purchaser, Inc.	LP interest	N/A	N/A	N/A	228	228	—	228
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	5,253	525	0.1	694
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	53	5	—	158
Deca Dental Management LLC	LLC units	N/A	N/A	N/A	651	651	0.1	796
Dental Holdings Corporation	LLC units	N/A	N/A	N/A	394	370	—	207
Elite Dental Partners LLC	Common stock	N/A	N/A	N/A	—	426	0.1	538
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	8	81	—	111
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	8	—	—	20
ERG Buyer, LLC	LLC units	N/A	N/A	N/A	—	442	—	232
ERG Buyer, LLC	LLC units	N/A	N/A	N/A	4	4	—	—
Eyecare Services Partners Holdings LLC	LLC units	N/A	N/A	N/A	—	304	—	202
Eyecare Services Partners Holdings LLC	LLC units	N/A	N/A	N/A	—	3	—	—
G & H Wire Company, Inc.	LLC interest	N/A	N/A	N/A	187	188	—	111
Katena Holdings, Inc.	LLC units	N/A	N/A	N/A	—	205	—	206
Lombart Brothers, Inc.	Common stock	N/A	N/A	N/A	1	146	—	226
MD Now Holdings, Inc.	LLC units	N/A	N/A	N/A	8	78	—	91
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
MWD Management, LLC & MWD Services, Inc.	LLC interest	N/A	N/A	N/A	230	$230	—%	$151
Oliver Street Dermatology Holdings, LLC	LLC units	N/A	N/A	N/A	218	218	—	113
Pinnacle Treatment Centers, Inc.	Preferred stock	N/A	N/A	N/A	—	226	—	273
Pinnacle Treatment Centers, Inc.	Common stock	N/A	N/A	N/A	2	2	—	16
RXH Buyer Corporation	LP interest	N/A	N/A	N/A	4	443	—	258
SLMP, LLC	LLC interest	N/A	N/A	N/A	378	378	0.1	457
Summit Behavioral Healthcare, LLC	LLC interest	N/A	N/A	N/A	1	86	—	48
Summit Behavioral Healthcare, LLC	LLC interest	N/A	N/A	N/A	1	—	—	—
WHCG Management, LLC	LLC interest	N/A	N/A	N/A	—	314	—	77
						8,444	0.8	8,119
Insurance
Internet Pipeline, Inc.	Preferred stock	N/A	N/A	N/A	—	153	—	223
Internet Pipeline, Inc.	Common stock	N/A	N/A	N/A	93	2	0.1	469
Orchid Underwriters Agency, LLC	LP interest	N/A	N/A	N/A	42	42	—	42
						197	0.1	734
Leisure, Amusement, Motion Pictures, Entertainment
PADI Holdco, Inc.	LLC units	N/A	N/A	N/A	1	539	0.1	596
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	36	56	—	56
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	25	38	—	38
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	20	31	—	31
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	18	27	—	27
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	8	12	—	12
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	1	1	—	1
						704	0.1	761
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.	LLC interest	N/A	N/A	N/A	2	—	—	—
Benetech, Inc.	LLC interest	N/A	N/A	N/A	2	—	—	1
						—	—	1
Personal and Non Durable Consumer Products (Mfg. Only)
Georgica Pine Clothiers, LLC(14)	LLC units	N/A	N/A	N/A	9	91	—	132
Personal, Food and Miscellaneous Services
Captain D’s, LLC	LLC interest	N/A	N/A	N/A	88	88	—	56
Clarkson Eyecare LLC	LLC units	N/A	N/A	N/A	—	86	—	189
Community Veterinary Partners, LLC	Common stock	N/A	N/A	N/A	2	210	—	302
PPV Intermediate Holdings II, LLC	LLC interest	N/A	N/A	N/A	160	160	—	143
Ruby Slipper Cafe LLC, The	LLC units	N/A	N/A	N/A	19	186	—	233
Southern Veterinary Partners, LLC	LLC units	N/A	N/A	N/A	—	282	0.1	457
Southern Veterinary Partners, LLC	LLC units	N/A	N/A	N/A	83	3	—	76
Veterinary Specialists of North America, LLC	LLC units	N/A	N/A	N/A	—	56	—	196
Wetzel’s Pretzels, LLC	Common stock	N/A	N/A	N/A	—	149	—	203
						1,220	0.1	1,855
Printing and Publishing
Brandmuscle, Inc.	LLC interest	N/A	N/A	N/A	—	207	—	92

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Retail Stores
Batteries Plus Holding Corporation	LP interest	N/A	N/A	N/A	5	$505	0.1%	$764
Cycle Gear, Inc.	LLC units	N/A	N/A	N/A	8	111	—	190
Elite Sportswear, L.P.	LLC interest	N/A	N/A	N/A	—	74	—	—
Feeders Supply Company, LLC	Preferred stock	N/A	N/A	N/A	2	179	—	187
Feeders Supply Company, LLC	Common stock	N/A	N/A	N/A	—	—	—	—
Jet Equipment & Tools Ltd.(8)(9)(11)	LLC units	N/A	N/A	N/A	1	384	0.1	629
Pet Holdings ULC(8)(11)	LP interest	N/A	N/A	N/A	222	188	—	161
Pet Supplies Plus, LLC	LLC units	N/A	N/A	N/A	77	77	—	76
Sola Franchise, LLC and Sola Salon Studios, LLC	LLC units	N/A	N/A	N/A	2	206	—	227
Sola Franchise, LLC and Sola Salon Studios, LLC	LLC units	N/A	N/A	N/A	—	41	—	46
						1,765	0.2	2,280
Total non-controlled/non-affiliate company equity investments						$27,353	3.2%	$36,408
Total non-controlled/non-affiliate company investments					$1,947,987	$1,954,709	178.7%	$1,962,581
Non-controlled affiliate company investments(15)
Debt investments
Diversified/Conglomerate Service
Switchfly LLC(8)	One stop	L + 3.00%(c)	5.80%	10/2023	3,067	3,013	0.3	2,761
Switchfly LLC(8)	One stop	L + 3.00%(c)	5.80%	10/2023	256	251	—	230
Switchfly LLC(8)	One stop	L + 3.00%(c)	5.80%	10/2023	17	17	—	15
Switchfly LLC(8)	One stop	L + 8.50%	N/A(6)	10/2023	—	—	—	—
					3,340	3,281	0.3	3,006
Total non-controlled affiliate company debt investments					$3,340	$3,281	0.3	$3,006
Equity investments(12)(13)
Diversified/Conglomerate Service
Switchfly LLC(8)	LLC units	N/A	N/A	N/A	1,951	$1,084	0.1%	$1,461
Total non-controlled affiliate company equity investments						$1,084	0.1	$1,461
Total non-controlled affiliate company investments					$3,340	$4,365	0.4	$4,467
Controlled affiliate company investments(16)
Equity investments(12)(13)
Investment Funds and Vehicles
GCIC Senior Loan Fund LLC(8)(17)	LLC interest	N/A	N/A	N/A	48,356	$48,356	4.5%	$49,800
Total controlled affiliate company equity investments						$48,356	4.5%	$49,800
Total controlled affiliate company investments						$48,356	4.5%	$49,800
Total investments					$1,951,327	$2,007,430	183.6%	$2,016,848
Cash, cash equivalents, foreign currencies and restricted cash and cash equivalents
Cash, foreign currencies and restricted cash						$95,406	8.7%	$95,404
BlackRock Liquidity Funds T-Fund Institutional Shares (CUSIP 09248U718)			2.32%(18)			3	—	3
Total cash, cash equivalents, foreign currencies and restricted cash and cash equivalents						$95,409	8.7%	$95,407
Total investments and cash, cash equivalents, foreign currencies and restricted cash and cash equivalents						$2,102,839	192.3%	$2,112,255

^
Denotes that all or a portion of the investment collateralizes the Credit Facility (as defined in Note 7).

*
Denotes that all or a portion of the investment secures the notes offered in the GCIC 2018 Debt Securitization (as defined in Note 7).

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

#
Denotes that all or a portion of the investment collateralizes the DB Credit Facility (as defined in Note 7).

(1)
The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”), Euro Interbank Offered Rate (“EURIBOR” or “E”) or Prime (“P”) and which reset daily, monthly, quarterly, semiannually or annually. For each, the Company has provided the spread over LIBOR, EURIBOR or Prime and the weighted average current interest rate in effect as of March 31, 2019. Certain investments are subject to a LIBOR, EURIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable. Listed below are the index rates as of March 29, 2019, which was the last business day of the period on which LIBOR or EURIBOR was determined. The actual index rate for each loan listed may not be the applicable index rate outstanding as of March 29, 2019, as the loan may have priced or repriced based on an index rate prior to March 29, 2019.

(a)
Denotes that all or a portion of the loan was indexed to the 30-day LIBOR, which was 2.49% as of March 29, 2019.

(b)
Denotes that all or a portion of the loan was indexed to the 60-day LIBOR, which was 2.56% as of March 29, 2019.

(c)
Denotes that all or a portion of the loan was indexed to the 90-day LIBOR, which was 2.60% as of March 29, 2019.

(d)
Denotes that all or a portion of the loan was indexed to the 180-day LIBOR, which was 2.66% as of March 29, 2019.

(e)
Denotes that all or a portion of the loan was indexed to the 360-day LIBOR, which was 2.71% as of March 29, 2019.

(f)
Denotes that all or a portion of the loan was indexed to the Prime rate, which was 5.50% as of March 29, 2019.

(g)
Denotes that all or a portion of the loan was indexed to the 90-day EURIBOR, which was -0.31% as of March 29, 2019.

(h)
Denotes that all or a portion of the loan was indexed to the 30-day GBP LIBOR, which was 0.73% as of March 29, 2019.

(i)
Denotes that all or a portion of the loan was indexed to the 90-day GBP LIBOR, which was 0.85% as of March 29, 2019.

(j)
Denotes that all or a portion of the loan was indexed to the 180-day GBP LIBOR, which was 0.95% as of March 29, 2019.

(2)
For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of March 31, 2019.

(3)
The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.

(4)
The fair value of the investment was valued using significant unobservable inputs. See Note 6. Fair Value Measurements.

(5)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

(6)
The entire commitment was unfunded as of March 31, 2019. As such, no interest is being earned on this investment. The investment may be subject to an unused facility fee.

(7)
Loan was on non-accrual status as of March 31, 2019, meaning that the Company has ceased recognizing interest income on the loan.

(8)
The investment is treated as a non-qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of March 31, 2019, total non-qualifying assets at fair value represented 7.5% of the Company’s assets calculated in accordance with the 1940 Act.

(9)
Investment is denominated in foreign currency and is translated into U.S. dollars as of the valuation date or the date of the transaction. See Note 2. Significant Accounting Policies and Recent Accounting Updates — Foreign Currency Transactions.

(10)
The headquarters of this portfolio company is located in United Kingdom.

(11)
The headquarters of this portfolio company is located in Canada.

(12)
Equity investments are non-income producing securities unless otherwise noted.

(13)
Ownership of certain equity investments may occur through a holding company or partnership.

(14)
The Company holds an equity investment that entitles it to receive preferential dividends.

(15)
As defined in the 1940 Act, the Company is deemed to be an “affiliated person” of the portfolio company as the Company owns five percent or more of the portfolio company’s voting securities (“non-controlled affiliate”). Transactions related to investments in non-controlled affiliates for the six months ended March 31, 2019 were as follows:

Portfolio Company	Fair value as of September 30, 2018	Purchases (cost)	Redemptions (cost)	Discount accretion	Net change in unrealized gain/(loss)	Fair value as of March 31, 2019	Net realized gain/(loss)	Interest and fee income	Dividend income
Switchfly LLC(k)	$3,716	$542	$—	$(16)	$225	$4,467	$—	$81	$—
Total non-controlled affiliates	$3,716	$542	$—	$(16)	$225	$4,467	$—	$81	$—
(k)
Purchases at cost includes amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans.

(16)
As defined in the 1940 Act, the Company is deemed to be both an “affiliated person” of and “control” this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement)(“controlled affiliate”). Transactions related to investments in controlled affiliates for the six months ended March 31, 2019 were as follows:

Portfolio Company	Fair value as of September 30, 2018	Purchases (cost)	Redemptions (cost)	Discount accretion	Net change in unrealized gain/(loss)	Fair value as of March 31, 2019	Net realized gain/(loss)	Interest and fee income	Dividend income
GCIC Senior Loan Fund LLC(l)	$49,939	$—	$—	$—	$(139)	$49,800	$—	$—	$2,228
Total controlled affiliates	$49,939	$—	$—	$—	$(139)	$49,800	$—	$—	$2,228
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Consolidated Schedule of Investments (unaudited) – (continued)
March 31, 2019
(In thousands)

(l)
Together with Aurora National Life Assurance Company (“Aurora”), the Company co-invests through GCIC Senior Loan Fund (“GCIC SLF”). GCIC SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect to GCIC SLF must be approved by the GCIC SLF investment committee consisting of two representatives of the Company and Aurora (with unanimous approval required from (i) one representative of each of the Company and Aurora or (ii) both representatives of each of the Company and Aurora). Therefore, although the Company owns more than 25% of the voting securities of GCIC SLF, the Company does not have sole control over significant actions of GCIC SLF for purposes of the 1940 Act or otherwise.

(17)
The Company receives quarterly profit distributions from its equity investment in GCIC Senior Loan Fund LLC. See Note 5. Investments.

(18)
The rate shown is the annualized seven-day yield as of March 31, 2019.

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments
September 30, 2018
(In thousands)
	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Investments
Non-controlled/non-affiliate company investments
Debt investments
Aerospace and Defense
ILC Dover, LP*	Senior loan	L + 4.75%(c)	7.14%	12/2023	$1,327	$1,315	0.1%	$1,327
NTS Technical Systems^	One stop	L + 6.25%(a)	8.36%	06/2021	3,242	3,209	0.4	3,242
NTS Technical Systems(5)	One stop	L + 6.25%	N/A(6)	06/2021	—	(8)	—	—
Tresys Technology Holdings, Inc.(7)	One stop	L + 6.75%(a)	8.99%	12/2018	53	28	—	11
Tresys Technology Holdings, Inc.(7)	One stop	L + 6.75%(a)	8.99%	12/2018	9	9	—	9
Tronair Parent, Inc.*	Senior loan	L + 4.75%(c)	7.56%	09/2023	366	363	—	366
Tronair Parent, Inc.	Senior loan	L + 4.50%(a)(b)(c)(f)	7.03%	09/2021	80	79	—	80
Whitcraft LLC*^	One stop	L + 6.25%(c)	8.64%	04/2023	16,144	15,961	1.7	16,144
Whitcraft LLC^	One stop	L + 6.25%(c)	8.64%	04/2023	4,145	4,114	0.4	4,145
Whitcraft LLC(5)	One stop	L + 6.25%	N/A(6)	04/2023	—	(1)	—	—
Whitcraft LLC(5)	One stop	L + 6.25%	N/A(6)	04/2023	—	(53)	—	—
					25,366	25,016	2.6	25,324
Automobile
Dent Wizard International Corporation^	Senior loan	L + 4.00%(a)	6.23%	04/2020	2,161	2,154	0.2	2,161
Grease Monkey International, LLC^	Senior loan	L + 5.00%(a)	7.24%	11/2022	3,051	3,020	0.3	3,016
Grease Monkey International, LLC^	Senior loan	L + 5.00%(a)	7.24%	11/2022	1,152	1,147	0.1	1,139
Grease Monkey International, LLC	Senior loan	L + 5.00%(a)	7.24%	11/2022	410	383	0.1	385
Grease Monkey International, LLC	Senior loan	L + 5.00%(a)	7.24%	11/2022	21	20	—	20
Grease Monkey International, LLC(5)	Senior loan	L + 5.00%	N/A(6)	11/2022	—	(21)	—	(22)
Polk Acquisition Corp.^	Senior loan	L + 5.00%(a)	7.24%	06/2022	4,755	4,740	0.5	4,755
Quick Quack Car Wash Holdings, LLC*	One stop	L + 6.50%(a)	8.74%	04/2023	4,600	4,548	0.5	4,600
Quick Quack Car Wash Holdings, LLC	One stop	L + 6.50%(a)	8.67%	04/2023	1,954	1,936	0.2	1,954
Quick Quack Car Wash Holdings, LLC	One stop	L + 6.50%(a)	8.70%	04/2023	40	39	—	40
Quick Quack Car Wash Holdings, LLC(5)	One stop	L + 6.50%	N/A(6)	04/2023	—	(56)	—	—
					18,144	17,910	1.9	18,048
Beverage, Food and Tobacco
Abita Brewing Co., L.L.C.*	One stop	L + 5.75%(a)	7.99%	04/2021	3,377	3,357	0.4	3,377
Abita Brewing Co., L.L.C.	One stop	L + 5.75%	N/A(6)	04/2021	—	—	—	—
C. J. Foods, Inc.*^	One stop	L + 6.25%(c)	8.64%	05/2020	20,893	20,778	2.2	20,893
C. J. Foods, Inc.	One stop	L + 6.25%(c)	8.64%	05/2020	1,580	1,579	0.2	1,580
C. J. Foods, Inc.	One stop	L + 6.25%(c)	8.58%	05/2020	1,259	1,258	0.1	1,259
Cafe Rio Holding, Inc.*^	One stop	L + 5.75%(a)	7.99%	09/2023	8,623	8,499	0.9	8,623
Cafe Rio Holding, Inc.^	One stop	L + 5.75%(a)	7.99%	09/2023	1,377	1,365	0.2	1,377
Cafe Rio Holding, Inc.	One stop	L + 5.75%(a)	7.99%	09/2023	691	631	0.1	691
Cafe Rio Holding, Inc.	One stop	P + 4.75%(f)	10.00%	09/2023	10	8	—	10
Fintech Midco, LLC*	One stop	L + 6.00%(a)	8.25%	08/2024	11,915	11,799	1.3	11,796
Fintech Midco, LLC(5)	One stop	L + 6.00%	N/A(6)	08/2024	—	(1)	—	(1)
Fintech Midco, LLC(5)	One stop	L + 6.00%	N/A(6)	08/2024	—	(33)	—	(33)
Firebirds International, LLC^	One stop	L + 5.75%(a)	7.89%	12/2018	3,252	3,251	0.4	3,252
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)
	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Beverage, Food and Tobacco – (continued)
Firebirds International, LLC^	One stop	L + 5.75%(a)	7.89%	12/2018	$916	$916	0.1%	$916
Firebirds International, LLC^	One stop	L + 5.75%(a)	7.89%	12/2018	294	294	—	294
Firebirds International, LLC	One stop	L + 5.75%(c)	7.99%	12/2018	129	128	—	129
Firebirds International, LLC(5)	One stop	L + 5.75%	N/A(6)	12/2018	—	(1)	—	—
Flavor Producers, LLC*	Senior loan	L + 4.75%(c)	7.13%	12/2023	2,723	2,688	0.3	2,723
Flavor Producers, LLC(5)	Senior loan	L + 4.75%	N/A(6)	12/2022	—	(1)	—	—
FWR Holding Corporation^	One stop	L + 5.75%(a)	7.99%	08/2023	4,038	3,989	0.4	4,038
FWR Holding Corporation	One stop	L + 5.75%(a)	7.99%	08/2023	1,110	1,101	0.1	1,110
FWR Holding Corporation	One stop	L + 5.75%(a)(f)	8.80%	08/2023	42	41	—	42
FWR Holding Corporation(5)	One stop	L + 5.75%	N/A(6)	08/2023	—	(26)	—	—
Global Franchise Group, LLC^	Senior loan	L + 5.75%(a)	7.99%	12/2019	4,080	4,058	0.4	4,080
Global Franchise Group, LLC	Senior loan	L + 5.75%	N/A(6)	12/2019	—	—	—	—
Global ID Corporation*	One stop	L + 6.50%(c)	8.84%	11/2021	5,102	5,062	0.5	5,102
Global ID Corporation^	One stop	L + 6.50%(c)	8.84%	11/2021	758	752	0.1	758
Global ID Corporation	One stop	L + 6.50%	N/A(6)	11/2021	—	—	—	—
Global ID Corporation(5)	One stop	L + 6.50%	N/A(6)	11/2021	—	(10)	—	—
Hopdoddy Holdings, LLC	One stop	L + 9.50%(c)	10.31% cash/ 1.50% PIK	08/2020	843	841	0.1	843
Hopdoddy Holdings, LLC	One stop	L + 9.50%(c)	10.34% cash/ 1.50% PIK	08/2020	454	447	0.1	454
Hopdoddy Holdings, LLC	One stop	L + 9.50%(c)	10.32% cash/1.50% PIK	08/2020	3	2	—	3
Mendocino Farms, LLC(5)	One stop	L + 8.50%	N/A(6)	06/2023	—	(23)	—	—
Mid-America Pet Food, L.L.C.*^	One stop	L + 6.00%(c)	8.39%	12/2021	12,185	12,085	1.3	12,185
Mid-America Pet Food, L.L.C.(5)	One stop	L + 6.00%	N/A(6)	12/2021	—	(1)	—	—
NBC Intermediate, LLC*	Senior loan	L + 4.25%(a)	6.50%	09/2023	1,387	1,373	0.1	1,373
Purfoods, LLC*^	One stop	L + 6.00%(c)	8.31%	05/2021	7,797	7,735	0.8	7,797
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	352	349	—	352
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	268	266	—	268
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	268	266	—	268
Purfoods, LLC	One stop	L + 6.00%(c)	8.33%	05/2021	268	266	—	268
Purfoods, LLC	One stop	N/A	7.00% PIK	05/2026	108	108	—	108
Purfoods, LLC	One stop	L + 6.00%(a)	8.15%	05/2021	65	64	—	65
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	24	23	—	24
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	15	15	—	15
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	15	15	—	15
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	14	14	—	14
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	11	11	—	11
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	11	11	—	11
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	10	10	—	10
Purfoods, LLC(5)	One stop	L + 6.00%	N/A(6)	05/2021	—	(5)	—	—
Rubio’s Restaurants, Inc.^	Senior loan	L + 5.25%(c)	7.64%	10/2019	295	282	—	295
Uinta Brewing Company*(7)	One stop	L + 8.50%(a)	10.74%	08/2019	898	898	0.1	592
Uinta Brewing Company(7)	One stop	L + 8.50%(a)	10.74%	08/2019	167	166	—	107
					97,627	96,700	10.2	97,094
Broadcasting and Entertainment
TouchTunes Interactive Networks, Inc.^	Senior loan	L + 4.75%(a)	6.99%	05/2021	683	682	0.1	683

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Buildings and Real Estate
Brooks Equipment Company, LLC^	One stop	L + 5.00%(c)	7.31%	08/2020	$5,634	$5,634	0.6%	$5,634
Brooks Equipment Company, LLC^	One stop	L + 5.00%(b)(c)	7.28%	08/2020	704	701	0.1	704
Brooks Equipment Company, LLC	One stop	L + 5.00%	N/A(6)	08/2020	—	—	—	—
Jensen Hughes, Inc.*	Senior loan	L + 4.50%(a)	6.71%	03/2024	430	428	0.1	430
Jensen Hughes, Inc.	Senior loan	L + 4.50%(a)	6.65%	03/2024	373	371	0.1	373
Jensen Hughes, Inc.*	Senior loan	L + 4.50%(a)	6.74%	03/2024	132	130	—	132
MRI Software LLC*^	One stop	L + 5.50%(c)	7.89%	06/2023	18,641	18,359	2.0	18,641
MRI Software LLC*	One stop	L + 5.50%(c)	7.89%	06/2023	17,261	17,098	1.9	17,261
MRI Software LLC^	One stop	L + 5.50%(a)	7.65%	06/2023	3,099	3,083	0.3	3,099
MRI Software LLC*	One stop	L + 5.50%(c)	7.89%	06/2023	345	342	—	345
MRI Software LLC	One stop	L + 5.50%(a)	7.67%	06/2023	35	32	—	35
MRI Software LLC(5)	One stop	L + 5.50%	N/A(6)	06/2023	—	(135)	—	—
Paradigm DKD Group, LLC*	Senior loan	L + 6.25%(a)	8.49%	05/2020	2,115	2,114	0.2	1,481
Paradigm DKD Group, LLC	Senior loan	L + 6.25%(a)	8.49%	05/2020	759	754	0.1	566
					49,528	48,911	5.4	48,701
Chemicals, Plastics and Rubber
Flexan, LLC^	One stop	L + 5.75%(c)	8.14%	02/2020	1,031	1,024	0.1	1,031
Flexan, LLC*^	One stop	L + 5.75%(c)	8.14%	02/2020	486	484	0.1	486
Flexan, LLC	One stop	P + 4.50%(f)	9.75%	02/2020	11	11	—	11
Inhance Technologies Holdings LLC*	One stop	L + 5.25%(b)	7.43%	07/2024	6,048	5,976	0.6	5,988
Inhance Technologies Holdings LLC(5)	One stop	L + 5.25%	N/A(6)	07/2024	—	(1)	—	(1)
Inhance Technologies Holdings LLC(5)	One stop	L + 5.25%	N/A(6)	07/2024	—	(19)	—	(20)
					7,576	7,475	0.8	7,495
Diversified/Conglomerate Manufacturing
Chase Industries, Inc.*	Senior loan	L + 4.00%(c)	6.34%	05/2025	5,404	5,314	0.6	5,404
Chase Industries, Inc.	Senior loan	L + 4.00%(c)	6.38%	05/2025	165	114	—	165
Chase Industries, Inc.	Senior loan	L + 4.00%(c)	6.34%	05/2023	16	14	—	16
Inventus Power, Inc.*	One stop	L + 6.50%(a)	8.74%	04/2020	9,081	9,047	0.9	8,173
Inventus Power, Inc.	One stop	L + 6.50%(a)(c)	8.78%	04/2020	338	336	—	294
Onicon Incorporated*^	One stop	L + 5.50%(a)(c)	7.88%	04/2022	245	244	—	245
Onicon Incorporated	One stop	L + 5.50%	N/A(6)	04/2022	—	—	—	—
Pasternack Enterprises, Inc. and Fairview Microwave, Inc*	Senior loan	L + 4.00%(a)(f)	6.24%	07/2025	5,258	5,233	0.6	5,232
Pasternack Enterprises, Inc. and Fairview Microwave, Inc	Senior loan	L + 4.00%	N/A(6)	07/2023	—	—	—	—
PetroChoice Holdings, Inc.^	Senior loan	L + 5.00%(b)	7.20%	08/2022	1,612	1,581	0.2	1,612
Reladyne, Inc.*^	Senior loan	L + 5.00%(c)	7.34%	07/2022	10,697	10,609	1.1	10,697
Reladyne, Inc.	Senior loan	L + 5.00%(c)	7.34%	07/2022	1,122	1,110	0.1	1,122
Reladyne, Inc.	Senior loan	L + 5.00%(c)	7.34%	07/2022	973	965	0.1	973
Reladyne, Inc.(5)	Senior loan	L + 5.00%	N/A(6)	07/2022	—	(19)	—	—
Source Refrigeration & HVAC, Inc.*	Senior loan	L + 4.75%(c)	7.14%	04/2023	7,237	7,161	0.8	7,237
Source Refrigeration & HVAC, Inc.^	Senior loan	L + 4.75%(c)	7.10%	04/2023	1,438	1,425	0.2	1,438
Source Refrigeration & HVAC, Inc.	Senior loan	L + 4.75%(c)	7.09%	04/2023	738	732	0.1	738
Source Refrigeration & HVAC, Inc.	Senior loan	P + 3.75%(f)	9.00%	04/2023	89	86	—	89
Source Refrigeration & HVAC, Inc.(5)	Senior loan	L + 4.75%	N/A(6)	04/2023	—	(28)	—	—
Sunless Merger Sub, Inc.*	Senior loan	L + 5.00%(a)(f)	7.28%	07/2019	274	261	—	274
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Manufacturing – (continued)
Sunless Merger Sub, Inc.	Senior loan	P + 3.75%(f)	8.75%	07/2019	$56	$55	—%	$56
Togetherwork Holdings, LLC*	One stop	L + 6.50%(a)	8.74%	03/2025	6,725	6,632	0.7	6,658
Togetherwork Holdings, LLC	One stop	L + 6.50%(a)	8.74%	03/2025	1,625	1,610	0.2	1,609
Togetherwork Holdings, LLC	One stop	L + 6.50%(a)	8.74%	03/2025	1,513	1,499	0.2	1,498
Togetherwork Holdings, LLC*	One stop	L + 6.50%(a)	8.74%	03/2025	680	670	0.1	673
Togetherwork Holdings, LLC(5)	One stop	L + 6.50%	N/A(6)	03/2024	—	(1)	—	(1)
Togetherwork Holdings, LLC(5)	One stop	L + 6.50%	N/A(6)	03/2025	—	(30)	—	(20)
Togetherwork Holdings, LLC(5)	One stop	L + 6.50%	N/A(6)	03/2025	—	(39)	—	(18)
					55,286	54,581	5.9	54,164
Diversified/Conglomerate Service
Accela, Inc.*	One stop	L + 6.00%(c)	8.39%	09/2023	6,665	6,579	0.7	6,665
Accela, Inc.(5)	One stop	L + 6.00%	N/A(6)	09/2023	—	(1)	—	—
Agility Recovery Solutions Inc.^	One stop	L + 6.50%(a)	8.74%	03/2020	6,154	6,127	0.7	6,154
Agility Recovery Solutions Inc.(5)	One stop	L + 6.50%	N/A(6)	03/2020	—	(1)	—	—
Anaqua, Inc.*^	One stop	L + 6.50%(c)	8.85%	07/2022	8,850	8,748	1.0	8,850
Anaqua, Inc.(5)	One stop	L + 6.50%	N/A(6)	07/2022	—	(1)	—	—
Apttus Corporation	One stop	L + 7.85%(e)	10.06%	01/2023	5,018	4,848	0.6	5,244
Bazaarvoice, Inc.*	One stop	L + 8.00%(a)	10.24%	02/2024	10,895	10,701	1.2	10,895
Bazaarvoice, Inc.	One stop	P + 7.00%(f)	12.25%	02/2024	30	28	—	30
Browz LLC	One stop	L + 9.50%(b)	10.17% cash/ 1.50% PIK	03/2023	1,837	1,816	0.2	1,837
Browz LLC	One stop	L + 9.50%	N/A(6)	03/2023	—	—	—	—
Centrify Corporation	One stop	L + 6.25%(c)	8.59%	08/2024	12,637	12,452	1.3	12,511
Centrify Corporation(5)	One stop	L + 6.25%	N/A(6)	08/2024	—	(2)	—	(2)
Clearwater Analytics, LLC*^	One stop	L + 5.00%(a)	7.24%	09/2022	7,926	7,739	0.9	7,926
Clearwater Analytics, LLC(5)	One stop	L + 5.00%	N/A(6)	09/2022	—	(2)	—	—
Cloudbees, Inc.	One stop	L + 9.00%(a)	10.61% cash/ 0.50% PIK	05/2023	2,274	2,218	0.2	2,240
Cloudbees, Inc.	One stop	L + 9.00%	N/A(6)	05/2023	—	—	—	—
Confluence Technologies, Inc.	One stop	L + 7.50%(a)	9.65%	03/2024	8,594	8,496	0.9	8,594
Confluence Technologies, Inc.	One stop	P + 6.50%(a)(f)	10.96%	03/2024	16	15	—	16
Connexin Software, Inc.	One stop	L + 8.50%(a)	10.74%	02/2024	2,920	2,881	0.3	2,920
Connexin Software, Inc.	One stop	L + 8.50%	N/A(6)	02/2024	—	—	—	—
Datto, Inc.	One stop	L + 8.00%(a)	10.15%	12/2022	14,093	13,857	1.5	14,093
Datto, Inc.(5)	One stop	L + 8.00%	N/A(6)	12/2022	—	(1)	—	—
Daxko Acquisition Corporation*^	One stop	L + 5.25%(b)	7.54%	09/2023	11,155	10,921	1.2	11,155
Daxko Acquisition Corporation(5)	One stop	L + 5.25%	N/A(6)	09/2023	—	(1)	—	—
Digital Guardian, Inc.	One stop	L + 9.00%(c)	10.33% cash/ 1.00% PIK	06/2023	4,352	4,320	0.5	4,352
Digital Guardian, Inc.	Subordinated debt	N/A	8.00% PIK	01/2019	218	218	—	218
Digital Guardian, Inc.(5)	One stop	L + 6.00%	N/A(6)	06/2023	—	—	—	(2)
Digital Guardian, Inc.(5)	One stop	L + 9.00%	N/A(6)	06/2023	—	(2)	—	—
DISA Holdings Acquisition Subsidiary Corp.*^	Senior loan	L + 4.00%(a)(f)	6.10%	06/2022	2,055	2,039	0.2	2,055
DISA Holdings Acquisition Subsidiary Corp.	Senior loan	L + 4.00%(a)	6.10%	06/2022	23	21	—	23
DISA Holdings Acquisition Subsidiary Corp.(5)	Senior loan	L + 4.00%	N/A(6)	06/2022	—	(3)	—	—
EGD Security Systems, LLC*^	One stop	L + 6.25%(c)	8.58%	06/2022	10,372	10,291	1.1	10,372
EGD Security Systems, LLC^	One stop	L + 6.25%(c)	8.56%	06/2022	98	97	—	98
EGD Security Systems, LLC	One stop	L + 6.25%(c)	8.58%	06/2022	75	74	—	75
EGD Security Systems, LLC	One stop	L + 6.25%(c)	8.59%	06/2022	52	51	—	52
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Service – (continued)
GS Acquisitionco, Inc.*	One stop	L + 5.00%(a)	7.25%	05/2024	$13,466	$13,333	1.4%	$13,331
GS Acquisitionco, Inc.*	One stop	L + 5.00%(a)	7.25%	05/2024	12,139	12,025	1.3	12,018
GS Acquisitionco, Inc.(5)	One stop	L + 4.75%	N/A(6)	05/2024	—	(1)	—	(1)
GS Acquisitionco, Inc.(5)	One stop	L + 4.75%	N/A(6)	05/2024	—	(76)	—	(78)
HealthcareSource HR, Inc.*^	One stop	L + 6.75%(c)	9.14%	05/2020	11,059	10,987	1.2	11,059
HealthcareSource HR, Inc.(5)	One stop	L + 6.75%	N/A(6)	05/2020	—	(1)	—	—
Host Analytics, Inc.	One stop	N/A	8.50% cash/ 2.25% PIK	08/2021	1,412	1,401	0.2	1,412
Host Analytics, Inc.	One stop	N/A	8.50% cash/ 2.25% PIK	08/2021	1,184	1,140	0.1	1,184
Host Analytics, Inc.	One stop	N/A	8.50% cash/ 2.25% PIK	08/2021	330	327	—	330
Host Analytics, Inc.(5)	One stop	N/A	N/A(6)	08/2021	—	(3)	—	—
ICIMS, Inc.	One stop	L + 6.50%(c)	8.64%	09/2024	6,183	6,061	0.7	6,059
ICIMS, Inc.(5)	One stop	L + 6.50%	N/A(6)	09/2024	—	(1)	—	(1)
III US Holdings, LLC	One stop	L + 6.50%	N/A(6)	09/2022	—	—	—	—
Imprivata, Inc.*^	Senior loan	L + 4.00%(c)	6.39%	10/2023	16,528	16,354	1.8	16,528
Imprivata, Inc.(5)	Senior loan	L + 4.00%	N/A(6)	10/2023	—	(2)	—	—
Infogix, Inc.^	One stop	L + 6.00%(c)	8.39%	04/2024	3,995	3,977	0.4	3,995
Infogix, Inc.	One stop	P + 5.00%(f)	10.25%	04/2024	9	9	—	9
Integral Ad Science, Inc.	One stop	L + 7.25%(a)	8.25% cash/ 1.25% PIK	07/2024	5,739	5,629	0.6	5,624
Integral Ad Science, Inc.(5)	One stop	L + 6.00%	N/A(6)	07/2023	—	(1)	—	(1)
Integration Appliance, Inc.	One stop	L + 7.25%(a)	9.36%	08/2023	27,263	27,017	2.9	26,990
Integration Appliance, Inc.	One stop	L + 7.25%	N/A(6)	08/2023	—	—	—	—
JAMF Holdings, Inc.	One stop	L + 8.00%(c)	10.32%	11/2022	5,765	5,670	0.6	5,765
JAMF Holdings, Inc.(5)	One stop	L + 8.00%	N/A(6)	11/2022	—	(1)	—	—
Jobvite, Inc.	One stop	L + 8.00%(a)	10.15%	07/2023	1,414	1,352	0.1	1,358
Jobvite, Inc.	One stop	L + 8.00%	N/A(6)	07/2023	—	—	—	—
Jobvite, Inc.(5)	One stop	L + 8.00%	N/A(6)	07/2023	—	(7)	—	(7)
Kareo, Inc.	One stop	L + 9.00%(a)	11.24%	06/2022	5,755	5,560	0.6	5,755
Kareo, Inc.	One stop	L + 9.00%(a)	11.24%	06/2022	421	417	0.1	421
Kareo, Inc.	One stop	L + 9.00%	N/A(6)	06/2022	—	—	—	—
Maverick Bidco Inc.*	One stop	L + 6.25%(c)	8.64%	04/2023	22,810	22,456	2.4	22,810
Maverick Bidco Inc.	One stop	L + 6.25%(c)	8.59%	04/2023	3,081	3,081	0.3	3,081
Maverick Bidco Inc.	One stop	L + 6.25%(c)	8.60%	04/2023	34	32	—	34
Maverick Bidco Inc.(5)	One stop	L + 6.25%	N/A(6)	04/2023	—	(67)	—	—
Ministry Brands, LLC*	Senior loan	L + 4.00%(a)	6.24%	12/2022	609	606	0.1	609
Ministry Brands, LLC*	Senior loan	L + 4.00%(a)	6.24%	12/2022	348	347	—	348
Ministry Brands, LLC	Senior loan	L + 4.00%(a)	6.24%	12/2022	121	118	—	121
MMan Acquisition Co.*	One stop	L + 6.00%(c)	8.34%	08/2023	12,388	12,237	1.3	12,140
MMan Acquisition Co.	One stop	L + 6.00%(c)	8.34%	08/2023	100	99	—	98
Net Health Acquisition Corp.*	One stop	L + 5.50%(a)	7.74%	12/2023	4,873	4,830	0.5	4,873
Net Health Acquisition Corp.*	One stop	L + 5.50%(a)	7.74%	12/2023	680	675	0.1	680
Net Health Acquisition Corp.(5)	One stop	L + 5.50%	N/A(6)	12/2023	—	(1)	—	—
Netsmart Technologies, Inc.*	Senior loan	L + 3.75%(a)	5.99%	06/2025	1,616	1,606	0.2	1,628
Netsmart Technologies, Inc.(5)	Senior loan	L + 4.75%	N/A(6)	04/2023	—	(6)	—	—
Nextech Systems, LLC*	One stop	L + 6.00%(a)	8.24%	03/2024	12,656	12,613	1.4	12,656
Nextech Systems, LLC	One stop	L + 6.00%	N/A(6)	03/2024	—	—	—	—
Nexus Brands Group, Inc.*	One stop	L + 6.00%(c)	8.33%	11/2023	3,820	3,780	0.4	3,820
Nexus Brands Group, Inc.	One stop	L + 6.00%(c)	8.39%	11/2023	1,376	1,370	0.1	1,376
Nexus Brands Group, Inc.(5)	One stop	L + 6.00%	N/A(6)	11/2023	—	(1)	—	—
Nexus Brands Group, Inc.(5)	One stop	L + 6.00%	N/A(6)	11/2023	—	(14)	—	—
Personify, Inc.*	One stop	L + 5.75%(c)	8.14%	09/2024	6,159	6,099	0.7	6,098
Personify, Inc.(5)	One stop	L + 5.75%	N/A(6)	09/2024	—	(1)	—	(1)
Property Brands, Inc.*	One stop	L + 6.00%(a)	8.24%	01/2024	9,381	9,277	1.0	9,381
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Service – (continued)
Property Brands, Inc.	One stop	L + 6.00%(a)	8.24%	01/2024	$3,090	$3,063	0.3%	$3,090
Property Brands, Inc.(5)	One stop	L + 6.00%	N/A(6)	01/2024	—	(10)	—	—
Property Brands, Inc.(5)	One stop	L + 6.00%	N/A(6)	01/2024	—	(10)	—	—
Quickbase, Inc.*^	One stop	L + 5.00%(c)	7.39%	04/2022	37,700	37,172	4.0	37,700
Quickbase, Inc.(5)	One stop	L + 5.00%	N/A(6)	04/2022	—	(2)	—	—
Saba Software, Inc.*^	Senior loan	L + 4.50%(a)	6.74%	05/2023	29,396	29,009	3.2	29,396
Saba Software, Inc.(5)	Senior loan	L + 4.50%	N/A(6)	05/2023	—	(2)	—	—
Saldon Holdings, Inc.^	Senior loan	L + 4.25%(a)	6.41%	09/2022	604	598	0.1	601
Saldon Holdings, Inc.*	Senior loan	L + 4.25%(a)	6.41%	09/2022	578	575	0.1	575
Telesoft, LLC*	One stop	L + 5.00%(c)	7.34%	07/2022	5,299	5,259	0.6	5,299
Telesoft, LLC(5)	One stop	L + 5.00%	N/A(6)	07/2022	—	(1)	—	—
Transaction Data Systems, Inc.*^	One stop	L + 5.25%(a)	7.50%	06/2021	46,134	45,942	4.9	46,134
Transaction Data Systems, Inc.	One stop	L + 5.25%(c)	7.64%	06/2021	15	14	—	15
Trintech, Inc.*^	One stop	L + 6.00%(b)	8.20%	12/2023	11,984	11,853	1.3	11,984
Trintech, Inc.*^	One stop	L + 6.00%(b)	8.20%	12/2023	6,066	5,999	0.7	6,066
Trintech, Inc.	One stop	L + 6.00%(b)	8.20%	12/2023	30	28	—	30
True Commerce, Inc.*	One stop	L + 5.75%(c)	8.14%	11/2023	7,108	7,032	0.8	7,108
True Commerce, Inc.(8)(9)	One stop	L + 5.75%(c)	8.14%	11/2023	2,790	2,760	0.3	2,755
True Commerce, Inc.(8)	One stop	L + 5.75%(c)	8.14%	11/2023	928	918	0.1	928
True Commerce, Inc.(5)	One stop	L + 5.75%	N/A(6)	11/2023	—	(1)	—	—
Upserve, Inc.	One stop	L + 5.50%(a)	7.65%	07/2023	2,172	2,156	0.2	2,155
Upserve, Inc.	One stop	L + 5.50%	N/A(6)	07/2023	—	—	—	—
Upserve, Inc.(5)	One stop	L + 5.50%	N/A(6)	07/2023	—	(10)	—	(10)
Valant Medical Solutions, Inc.	One stop	L + 11.00%(a)	10.88% cash/ 2.25% PIK	10/2020	1,050	985	0.1	1,050
Valant Medical Solutions, Inc.	One stop	N/A	6.00% PIK	02/2020	189	189	—	232
Valant Medical Solutions, Inc.	One stop	L + 11.00%(a)	10.88% cash/ 2.25% PIK	10/2020	10	10	—	10
Velocity Technology Solutions, Inc.*^	One stop	L + 6.00%(c)	8.39%	12/2023	10,424	10,267	1.1	10,424
Velocity Technology Solutions, Inc.(5)	One stop	L + 6.00%	N/A(6)	12/2023	—	(1)	—	—
Vendavo, Inc.	One stop	L + 8.50%(c)	10.81%	10/2022	6,970	6,876	0.7	6,970
Vendavo, Inc.(5)	One stop	L + 8.50%	N/A(6)	10/2022	—	(5)	—	—
Vendor Credentialing Service LLC*^	One stop	L + 5.75%(a)	7.99%	11/2021	7,553	7,490	0.8	7,553
Vendor Credentialing Service LLC	One stop	L + 5.75%	N/A(6)	11/2021	—	—	—	—
Verisys Corporation*	One stop	L + 7.75%(c)	10.14%	01/2023	4,757	4,705	0.5	4,757
Verisys Corporation(5)	One stop	L + 7.75%	N/A(6)	01/2023	—	(1)	—	—
Workforce Software, LLC	One stop	L + 6.50%(c)	8.83%	06/2021	24,823	24,677	2.7	24,823
Workforce Software, LLC	One stop	L + 6.50%(c)	8.81%	06/2021	2,454	2,431	0.3	2,454
Workforce Software, LLC(5)	One stop	L + 6.50%(c)	N/A(6)	06/2021	—	(1)	—	—
					521,147	514,789	55.8	519,972
Ecological
Pace Analytical Services, LLC*^	One stop	L + 6.25%(a)	8.49%	09/2022	15,066	14,889	1.6	15,066
Pace Analytical Services, LLC*	One stop	L + 6.25%(a)	8.49%	09/2022	1,401	1,385	0.2	1,401
Pace Analytical Services, LLC^	One stop	L + 6.25%(a)	8.47%	09/2022	1,129	1,120	0.1	1,129
Pace Analytical Services, LLC*	One stop	L + 6.25%(a)	8.48%	09/2022	833	825	0.1	833
Pace Analytical Services, LLC^	One stop	L + 6.25%(a)	8.49%	09/2022	346	341	—	346
Pace Analytical Services, LLC	One stop	L + 6.25%(a)	8.49%	09/2022	10	8	—	10
Pace Analytical Services, LLC(5)	One stop	L + 6.25%	N/A(6)	09/2022	—	(29)	—	—
WRE Holding Corp.*	Senior loan	L + 4.75%(a)	6.99%	01/2023	1,309	1,297	0.1	1,309
WRE Holding Corp.	Senior loan	L + 4.75%(a)	6.99%	01/2023	914	904	0.1	914
WRE Holding Corp.	Senior loan	L + 4.75%(a)	6.99%	01/2023	109	108	—	109
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Ecological – (continued)
WRE Holding Corp.	Senior loan	L + 4.75%(a)	6.99%	01/2023	$21	$21	—%	$21
					21,138	20,869	2.2	21,138
Electronics
Appriss Holdings, Inc.*^	One stop	L + 6.25%(c)	8.64%	05/2022	24,226	23,984	2.6	23,984
Appriss Holdings, Inc.(5)	One stop	L + 6.25%	N/A(6)	05/2022	—	(13)	—	(14)
Compusearch Software Holdings, Inc.^	Senior loan	L + 4.25%(c)	6.64%	05/2021	998	996	0.1	998
Diligent Corporation*^	One stop	L + 5.50%(d)	8.09%	04/2022	31,382	30,787	3.4	31,382
Diligent Corporation*^	One stop	L + 5.50%(d)	8.09%	04/2022	8,801	8,679	0.9	8,801
Diligent Corporation*	One stop	L + 5.50%(d)	8.09%	04/2022	7,787	7,687	0.8	7,787
Diligent Corporation(5)	One stop	L + 5.50%	N/A(6)	04/2022	—	(2)	—	—
Gamma Technologies, LLC*^	One stop	L + 5.50%(a)	7.74%	06/2024	12,272	12,175	1.3	12,272
Gamma Technologies, LLC(5)	One stop	L + 5.50%	N/A(6)	06/2024	—	(1)	—	—
SEI, Inc.*^	Senior loan	L + 5.25%(a)	7.49%	07/2023	6,458	6,398	0.7	6,458
Sloan Company, Inc., The*	One stop	L + 13.00%(c)	10.89% cash/ 4.50% PIK	04/2020	3,121	3,101	0.3	2,497
Sloan Company, Inc., The	One stop	L + 13.00%(c)	10.89% cash/ 4.50% PIK	04/2020	210	210	—	168
Sloan Company, Inc., The	One stop	L + 13.00%(c)	10.89% cash/ 4.50% PIK	04/2020	50	50	—	40
Sovos Compliance*^	One stop	L + 6.00%(a)	8.24%	03/2022	32,094	31,723	3.4	32,094
Sovos Compliance^	One stop	L + 6.00%(a)	8.24%	03/2022	5,373	5,312	0.6	5,373
Sovos Compliance	One stop	L + 6.00%(a)	8.24%	03/2022	2,560	2,559	0.3	2,560
Sovos Compliance(5)	One stop	L + 6.00%	N/A(6)	03/2022	—	(1)	—	—
Sovos Compliance(5)	One stop	L + 6.00%	N/A(6)	03/2022	—	(36)	—	—
					135,332	133,608	14.4	134,400
Grocery
Teasdale Quality Foods, Inc.^	Senior loan	L + 4.75%(b)	6.92%	10/2020	117	116	—	115
Teasdale Quality Foods, Inc.*	Senior loan	L + 4.75%(c)	6.92%	10/2020	78	77	—	76
					195	193	—	191
Healthcare, Education and Childcare
Active Day, Inc.*^	One stop	L + 6.00%(a)	8.24%	12/2021	11,408	11,300	1.2	11,180
Active Day, Inc.^	One stop	L + 6.00%(a)	8.24%	12/2021	880	876	0.1	863
Active Day, Inc.*	One stop	L + 6.00%(a)	8.24%	12/2021	567	565	0.1	556
Active Day, Inc.*	One stop	L + 6.00%(a)	8.24%	12/2021	392	390	0.1	384
Active Day, Inc.	One stop	P + 5.00%(f)	10.25%	12/2021	22	21	—	20
Acuity Eyecare Holdings, LLC*	One stop	L + 6.75%(b)	9.01%	03/2022	3,426	3,385	0.4	3,392
Acuity Eyecare Holdings, LLC	One stop	L + 6.75%(b)	9.02%	03/2022	3,189	3,156	0.3	3,157
Acuity Eyecare Holdings, LLC	One stop	L + 6.75%(b)	9.04%	03/2022	431	398	0.1	393
Acuity Eyecare Holdings, LLC	One stop	P + 5.75%(f)	11.00%	03/2022	10	10	—	9
ADCS Clinics Intermediate Holdings, LLC*	One stop	L + 5.75%(b)	8.04%	05/2022	21,683	21,375	2.3	21,249
ADCS Clinics Intermediate Holdings, LLC*	One stop	L + 5.75%(b)	8.04%	05/2022	107	106	—	105
ADCS Clinics Intermediate Holdings, LLC	One stop	L + 5.75%(b)	8.04%	05/2022	83	83	—	81
ADCS Clinics Intermediate Holdings, LLC	One stop	L + 5.75%(b)	8.04%	05/2022	50	49	—	48
ADCS Clinics Intermediate Holdings, LLC^	One stop	L + 5.75%(b)	8.04%	05/2022	31	31	—	31
Advanced Pain Management Holdings, Inc.*(7)	Senior loan	L + 5.00%(a)	7.24%	11/2018	5,593	5,593	0.3	3,076
Advanced Pain Management Holdings, Inc.*(7)	Senior loan	L + 5.00%(a)	7.24%	11/2018	383	382	—	210
Advanced Pain Management Holdings, Inc.(7)	Senior loan	L + 5.00%	N/A(6)	11/2018	—	—	—	—
Agilitas USA, Inc.*	One stop	L + 6.00%(c)	8.34%	04/2022	1,956	1,942	0.2	1,917
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
Agilitas USA, Inc.	One stop	L + 6.00%(c)	8.34%	04/2022	$10	$10	—%	$8
Agilitas USA, Inc.(5)	One stop	L + 6.00%	N/A(6)	04/2022	—	(12)	—	—
Apothecary Products, LLC*^	Senior loan	L + 4.25%(d)	6.77%	07/2023	3,423	3,379	0.4	3,389
Apothecary Products, LLC(5)	Senior loan	L + 4.25%	N/A(6)	07/2023	—	(7)	—	(8)
Aris Teleradiology Company, LLC*^(7)	Senior loan	L + 5.50%(c)	8.00%	03/2021	2,499	2,486	0.1	1,148
Aris Teleradiology Company, LLC(7)	Senior loan	L + 5.50%(c)(d)	8.01%	03/2021	132	132	—	44
Avalign Technologies, Inc.^	Senior loan	L + 4.50%(a)	6.75%	07/2021	894	892	0.1	894
BIORECLAMATIONIVT, LLC*^	One stop	L + 6.25%(a)	8.49%	01/2021	14,906	14,786	1.6	14,906
BIORECLAMATIONIVT, LLC	One stop	P + 5.25%(f)	10.50%	01/2021	100	99	—	100
CLP Healthcare Services, Inc.^	Senior loan	L + 5.50%(c)	7.89%	12/2020	927	920	0.1	908
DCA Investment Holding, LLC*^	One stop	L + 5.25%(c)	7.64%	07/2021	14,453	14,363	1.6	14,453
DCA Investment Holding, LLC*^	One stop	L + 5.25%(c)	7.64%	07/2021	13,485	13,375	1.4	13,485
DCA Investment Holding, LLC*^	One stop	L + 5.25%(c)	7.64%	07/2021	6,042	5,971	0.7	6,042
DCA Investment Holding, LLC	One stop	L + 5.25%(c)	7.64%	07/2021	2,414	2,381	0.3	2,414
DCA Investment Holding, LLC	One stop	L + 5.25%(c)	7.64%	07/2021	151	150	—	151
DCA Investment Holding, LLC	One stop	L + 5.25%(c)	7.64%	07/2021	47	47	—	47
DCA Investment Holding, LLC(5)	One stop	L + 5.25%	N/A(6)	07/2021	—	(9)	—	—
DCA Investment Holding, LLC(5)	One stop	L + 5.25%	N/A(6)	07/2021	—	(120)	—	—
Deca Dental Management LLC	One stop	L + 6.25%(c)	8.64%	07/2020	7,443	7,402	0.8	7,443
Deca Dental Management LLC^	One stop	L + 6.25%(a)(c)	8.57%	07/2020	906	902	0.1	906
Deca Dental Management LLC	One stop	L + 6.25%(a)	8.49%	07/2020	50	50	—	50
Deca Dental Management LLC(5)	One stop	L + 6.25%	N/A(6)	07/2020	—	(4)	—	—
Dental Holdings Corporation^	One stop	L + 5.50%(d)	8.02%	02/2020	3,183	3,164	0.3	3,183
Dental Holdings Corporation	One stop	L + 5.50%(d)	8.02%	02/2020	505	502	0.1	505
Dental Holdings Corporation	One stop	L + 5.50%(b)	7.67%	02/2020	98	95	—	98
Elite Dental Partners LLC*	One stop	L + 5.25%(a)	7.49%	06/2023	2,014	1,986	0.2	2,014
Elite Dental Partners LLC	One stop	L + 5.25%(a)	7.49%	06/2023	1,578	1,384	0.2	1,578
Elite Dental Partners LLC(5)	One stop	L + 5.25%	N/A(6)	06/2023	—	(1)	—	—
ERG Buyer, LLC*	One stop	L + 5.50%(c)	7.89%	05/2024	6,342	6,252	0.7	6,342
ERG Buyer, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2024	—	(2)	—	—
ERG Buyer, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2024	—	(146)	—	—
eSolutions, Inc.*^	One stop	L + 6.50%(a)	8.74%	03/2022	29,419	29,180	3.1	29,198
eSolutions, Inc.(5)	One stop	L + 6.50%	N/A(6)	03/2022	—	(1)	—	(1)
Excelligence Learning Corporation*^	One stop	L + 6.00%(a)	8.24%	04/2023	6,236	6,189	0.6	5,862
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.64%	05/2023	10,388	10,247	1.1	10,388
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.64%	05/2023	7,456	7,317	0.8	7,456
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.64%	05/2023	6,679	6,679	0.7	6,679
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.64%	05/2023	2,230	2,230	0.2	2,230
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.59%	05/2023	1,441	1,441	0.2	1,441
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.64%	05/2023	1,082	1,082	0.1	1,082
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.64%	05/2023	953	953	0.1	953
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.64%	05/2023	$616	$472	0.1%	$616
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.64%	05/2023	460	361	0.1	460
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.63%	05/2023	25	22	—	25
G & H Wire Company, Inc.*	One stop	L + 5.75%(a)	7.99%	09/2023	1,104	1,095	0.1	1,104
G & H Wire Company, Inc.(5)	One stop	L + 5.75%	N/A(6)	09/2022	—	(1)	—	—
Immucor, Inc.*	Senior loan	L + 5.00%(c)	7.39%	06/2021	2,034	2,034	0.2	2,071
Katena Holdings, Inc.^	One stop	L + 6.00%(c)	8.39%	06/2021	4,475	4,444	0.5	4,385
Katena Holdings, Inc.^	One stop	L + 6.00%(c)	8.39%	06/2021	437	434	0.1	428
Katena Holdings, Inc.*	One stop	L + 6.00%(c)	8.39%	06/2021	301	298	—	295
Katena Holdings, Inc.(5)	One stop	L + 6.00%	N/A(6)	06/2021	—	(1)	—	(2)
Lombart Brothers, Inc.*^	One stop	L + 6.75%(c)	9.14%	04/2022	4,692	4,615	0.5	4,622
Lombart Brothers, Inc.*(8)	One stop	L + 6.75%(c)	9.14%	04/2022	1,534	1,509	0.2	1,511
Lombart Brothers, Inc.	One stop	P + 5.50%(f)	10.75%	04/2022	29	28	—	28
Lombart Brothers, Inc.(8)	One stop	P + 5.50%(f)	10.75%	04/2022	8	8	—	8
Maverick Healthcare Group, LLC*	Senior loan	L + 7.50%(a)	7.89% cash/ 2.00% PIK	04/2017	432	432	0.1	432
MD Now Holdings, Inc.*	One stop	L + 5.25%(c)	7.64%	08/2024	7,070	7,001	0.8	6,999
MD Now Holdings, Inc.(5)	One stop	L + 5.25%	N/A(6)	08/2024	—	(1)	—	(2)
MD Now Holdings, Inc.(5)	One stop	L + 5.25%	N/A(6)	08/2024	—	(20)	—	(20)
MWD Management, LLC & MWD Services, Inc.*	One stop	L + 5.25%(c)	7.64%	06/2023	4,381	4,381	0.5	4,381
MWD Management, LLC & MWD Services, Inc.*	One stop	L + 5.25%(c)	7.64%	06/2023	1,295	1,282	0.1	1,295
MWD Management, LLC & MWD Services, Inc.(5)	One stop	L + 5.25%	N/A(6)	06/2022	—	(1)	—	—
MWD Management, LLC & MWD Services, Inc.(5)	One stop	L + 5.25%	N/A(6)	06/2023	—	(72)	—	—
Oliver Street Dermatology Holdings, LLC*^	One stop	L + 6.00%(c)	8.39%	05/2022	8,717	8,600	0.9	8,717
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.00%(c)	8.39%	05/2022	1,885	1,867	0.2	1,885
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)	8.39%	05/2022	1,352	1,338	0.1	1,352
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)	8.39%	05/2022	1,195	1,184	0.1	1,195
Oliver Street Dermatology Holdings, LLC*	One stop	L + 6.00%(c)	8.39%	05/2022	1,043	1,033	0.1	1,043
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)	8.39%	05/2022	1,040	1,031	0.1	1,040
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)	8.39%	05/2022	810	802	0.1	810
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)	8.39%	05/2022	702	696	0.1	702
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)(f)	8.85%	05/2022	81	80	—	81
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.00%(c)	8.39%	05/2022	46	45	—	46
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.00%(c)	8.39%	05/2022	41	41	—	41
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.00%(c)	8.39%	05/2022	32	32	—	32
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.00%(c)	8.39%	05/2022	30	30	—	30
Oliver Street Dermatology Holdings, LLC(5)	One stop	L + 6.00%	N/A(6)	05/2022	—	(10)	—	—
ONsite Mammography, LLC	One stop	L + 6.75%(a)	8.99%	11/2023	2,838	2,807	0.3	2,838
ONsite Mammography, LLC	One stop	L + 6.75%(c)(d)	9.15%	11/2023	335	323	—	335
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
ONsite Mammography, LLC(5)	One stop	L + 6.75%	N/A(6)	11/2023	$—	$(1)	—%	$—
Pinnacle Treatment Centers, Inc.*	One stop	L + 6.25%(c)	8.59%	08/2021	9,649	9,552	1.0	9,649
Pinnacle Treatment Centers, Inc.	One stop	L + 6.25%(b)(c)	8.52%	08/2021	58	57	—	58
Pinnacle Treatment Centers, Inc.	One stop	L + 6.25%(c)	8.59%	08/2021	55	54	—	55
Pinnacle Treatment Centers, Inc.	One stop	L + 6.25%(a)	8.46%	08/2021	43	41	—	43
PPT Management Holdings, LLC*^	One stop	L + 7.50%(b)(f)	9.69%	12/2022	12,273	12,089	1.1	10,033
PPT Management Holdings, LLC	One stop	L + 7.50%(b)(c)(f)	9.69%	12/2022	141	141	—	116
PPT Management Holdings, LLC	One stop	L + 7.50%(b)(f)	9.69%	12/2022	84	84	—	68
PPT Management Holdings, LLC	One stop	L + 7.50%(b)(f)	9.69%	12/2022	40	31	—	32
PPT Management Holdings, LLC(5)	One stop	L + 7.50%(b)(f)	9.69%	12/2022	7	4	—	(30)
Riverchase MSO, LLC*^	Senior loan	L + 5.25%(c)	7.64%	10/2022	4,890	4,840	0.5	4,890
Riverchase MSO, LLC	Senior loan	L + 5.25%(c)	7.63%	10/2022	54	53	—	54
RXH Buyer Corporation*	One stop	L + 5.75%(c)	8.14%	09/2021	11,021	10,912	1.2	11,021
RXH Buyer Corporation^	One stop	L + 5.75%(c)	8.14%	09/2021	1,247	1,241	0.1	1,247
RXH Buyer Corporation	One stop	P + 4.75%(c)(f)	9.19%	09/2021	92	90	—	92
SLMP, LLC	One stop	L + 6.00%(a)	8.24%	05/2023	5,597	5,528	0.6	5,597
SLMP, LLC*	One stop	L + 6.00%(a)	8.24%	05/2023	4,701	4,644	0.5	4,701
SLMP, LLC	One stop	N/A	7.50% PIK	05/2027	117	117	—	117
SLMP, LLC(5)	One stop	L + 6.00%	N/A(6)	05/2023	—	(1)	—	—
SLMP, LLC(5)	One stop	L + 6.00%	N/A(6)	05/2023	—	(9)	—	—
Spear Education, LLC^	One stop	L + 6.25%(c)	8.75%	08/2019	3,468	3,463	0.4	3,468
Spear Education, LLC	One stop	L + 6.25%(c)	8.59%	08/2019	178	178	—	178
Spear Education, LLC	One stop	L + 6.25%(c)	8.56%	08/2019	62	61	—	62
Summit Behavioral Healthcare, LLC*	Senior loan	L + 4.75%(c)	7.06%	10/2023	2,401	2,380	0.3	2,401
Summit Behavioral Healthcare, LLC	Senior loan	L + 4.75%(c)	7.07%	10/2023	118	111	—	118
Summit Behavioral Healthcare, LLC	Senior loan	L + 4.75%(c)	7.07%	10/2023	19	18	—	19
WHCG Management, LLC^	Senior loan	L + 5.00%(c)	7.39%	03/2023	3,950	3,913	0.4	3,950
WHCG Management, LLC	Senior loan	L + 5.00%(c)	7.35%	03/2023	100	99	—	100
WHCG Management, LLC(5)	Senior loan	L + 5.00%	N/A(6)	03/2023	—	(20)	—	—
WIRB-Copernicus Group, Inc.*	Senior loan	L + 4.25%(a)	6.49%	08/2022	10,429	10,364	1.1	10,429
WIRB-Copernicus Group, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	08/2022	—	(1)	—	—
WIRB-Copernicus Group, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	08/2022	—	(22)	—	—
					317,531	313,636	33.2	309,310
Home and Office Furnishings, Housewares, and Durable Consumer
1A Smart Start LLC^	Senior loan	L + 4.50%(a)	6.74%	02/2022	354	353	—	355
CST Buyer Company^	One stop	L + 5.00%(a)	7.24%	03/2023	3,086	3,016	0.3	3,086
CST Buyer Company(5)	One stop	L + 5.00%	N/A(6)	03/2023	—	(1)	—	—
Plano Molding Company, LLC*	One stop	L + 7.50%(a)	9.67%	05/2021	4,850	4,801	0.5	4,753
					8,290	8,169	0.8	8,194
Hotels, Motels, Inns, and Gaming
Aimbridge Hospitality, LLC^	One stop	L + 5.00%(a)	7.24%	06/2022	6,329	6,244	0.7	6,329
Aimbridge Hospitality, LLC*^	One stop	L + 5.00%(a)	7.24%	06/2022	4,993	4,928	0.5	4,993
Aimbridge Hospitality, LLC^	One stop	L + 5.00%(a)	7.24%	06/2022	1,055	1,040	0.1	1,055
Aimbridge Hospitality, LLC	One stop	L + 5.00%(a)	7.24%	06/2022	61	57	—	61
Aimbridge Hospitality, LLC(5)	One stop	L + 5.00%	N/A(6)	06/2022	—	(1)	—	—
					12,438	12,268	1.3	12,438

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Insurance
Captive Resources Midco, LLC*^	One stop	L + 5.75%(a)	7.99%	12/2021	$12,505	$12,359	1.3%	$12,505
Captive Resources Midco, LLC(5)	One stop	L + 5.75%	N/A(6)	12/2021	—	(4)	—	—
Captive Resources Midco, LLC(5)	One stop	L + 5.75%	N/A(6)	12/2021	—	(12)	—	—
Internet Pipeline, Inc.*^	One stop	L + 4.75%(a)	7.00%	08/2022	10,245	10,106	1.1	10,245
Internet Pipeline, Inc.*^	One stop	L + 4.75%(a)	7.00%	08/2022	4,406	4,362	0.5	4,406
Internet Pipeline, Inc.(8)(9)		L + 4.75%(a)	7.00%	08/2022	3,541	3,495	0.4	3,447
Internet Pipeline, Inc.^	One stop	L + 4.75%(a)	7.00%	08/2022	1,668	1,651	0.2	1,668
Internet Pipeline, Inc.(5)	One stop	L + 4.75%	N/A(6)	08/2021	—	(1)	—	—
RSC Acquisition, Inc.*^	Senior loan	L + 4.25%(c)(d)(f)	6.72%	11/2022	26,852	26,712	2.9	26,784
RSC Acquisition, Inc.	Senior loan	L + 4.25%(d)(e)	6.76%	11/2021	21	21	—	21
RSC Acquisition, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	11/2022	—	(32)	—	(13)
					59,238	58,657	6.4	59,063
Leisure, Amusement, Motion Pictures, Entertainment
NFD Operating, LLC^	One stop	L + 7.00%(a)	9.11%	06/2021	2,148	2,130	0.2	2,148
NFD Operating, LLC	One stop	L + 7.00%	N/A(6)	06/2021	—	—	—	—
PADI Holdco, Inc.(8)(9)	One stop	E + 5.75%(g)	5.75%	04/2023	12,505	12,505	1.3	12,142
PADI Holdco, Inc.*	One stop	L + 5.75%(c)	8.14%	04/2023	12,637	12,478	1.4	12,637
PADI Holdco, Inc.	One stop	L + 5.75%(c)	8.14%	04/2022	125	123	—	125
Self Esteem Brands, LLC*^	Senior loan	L + 4.75%(a)	6.99%	02/2020	8,681	8,646	0.9	8,681
Sunshine Sub, LLC*	One stop	L + 4.75%(a)	6.99%	05/2024	5,468	5,366	0.6	5,468
Sunshine Sub, LLC(5)	One stop	L + 4.75%	N/A(6)	05/2024	—	(1)	—	—
Sunshine Sub, LLC(5)	One stop	L + 4.75%	N/A(6)	05/2024	—	(39)	—	—
Teaching Company, The*^	One stop	L + 4.75%(c)	7.09%	07/2023	7,024	6,990	0.8	7,024
Teaching Company, The(5)	One stop	L + 4.75%	N/A(6)	07/2023	—	(1)	—	—
Titan Fitness, LLC^	One stop	L + 6.50%(a)	8.61%	06/2021	1,933	1,933	0.2	1,933
Titan Fitness, LLC^	One stop	L + 6.50%(a)	8.61%	06/2021	292	291	—	292
Titan Fitness, LLC*	One stop	L + 6.50%(a)	8.61%	06/2021	256	256	—	256
Titan Fitness, LLC^	One stop	L + 6.50%(a)	8.61%	06/2021	138	137	—	138
Titan Fitness, LLC	One stop	L + 6.50%	N/A(6)	06/2021	—	—	—	—
WBZ Investment LLC*	One stop	L + 5.50%(a)	7.64%	09/2020	3,463	3,429	0.4	3,428
WBZ Investment LLC(5)	One stop	L + 5.50%	N/A(6)	09/2024	—	—	—	(1)
WBZ Investment LLC(5)	One stop	L + 5.50%	N/A(6)	09/2024	—	(27)	—	(27)
					54,670	54,216	5.8	54,244
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.*	One stop	L + 10.00%(a)	10.24% cash/ 2.00% PIK	05/2019	185	185	—	185
Benetech, Inc.	One stop	P + 8.75%(a)(f)	11.77% cash/ 2.00% PIK	05/2019	10	10	—	10
					195	195	—	195
Oil and Gas
Drilling Info Holdings, Inc.*^	Senior loan	L + 4.25%(b)	6.54%	07/2025	13,964	13,783	1.5	13,895
Drilling Info Holdings, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	07/2023	—	(2)	—	—
Drilling Info Holdings, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	07/2025	—	(48)	—	(14)
					13,964	13,733	1.5	13,881
Personal and Non Durable Consumer Products (Mfg. Only)
Georgica Pine Clothiers, LLC^	One stop	L + 5.50%(c)	7.89%	11/2021	4,823	4,798	0.5	4,823
Georgica Pine Clothiers, LLC*	One stop	L + 5.50%(c)	7.89%	11/2021	421	419	0.1	421
Georgica Pine Clothiers, LLC^	One stop	L + 5.50%(c)	7.89%	11/2021	296	294	—	296
Georgica Pine Clothiers, LLC	One stop	L + 5.50%(c)(f)	8.42%	11/2021	46	45	—	46
IMPLUS Footwear, LLC*^	One stop	L + 6.75%(c)	9.14%	04/2021	13,124	13,044	1.4	13,124
IMPLUS Footwear, LLC*^	One stop	L + 6.75%(c)	9.09%	04/2021	2,311	2,296	0.3	2,311
IMPLUS Footcare, LLC	One stop	L + 6.75%(c)	9.14%	04/2021	700	690	0.1	700
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.06%	09/2020	3,120	3,107	0.3	3,120
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Personal and Non Durable Consumer Products (Mfg. Only) – (continued)
Massage Envy, LLC	One stop	L + 6.75%(c)	9.09%	09/2020	$152	$151	—%	$152
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.07%	09/2020	113	112	—	113
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.09%	09/2020	99	98	—	99
Massage Envy, LLC^	One stop	L + 6.75%(c)	9.06%	09/2020	99	98	—	99
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.08%	09/2020	94	93	—	94
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.12%	09/2020	90	90	—	90
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.07%	09/2020	71	70	—	71
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.08%	09/2020	45	45	—	45
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.13%	09/2020	30	30	—	30
Massage Envy, LLC	One stop	L + 6.75%(c)	9.09%	09/2020	25	21	—	25
Massage Envy, LLC	One stop	L + 6.75%	N/A(6)	09/2020	—	—	—	—
Orthotics Holdings, Inc.*	One stop	L + 5.50%(a)	7.74%	02/2020	3,656	3,639	0.4	3,583
Orthotics Holdings, Inc.*(8)	One stop	L + 5.50%(a)	7.74%	02/2020	599	597	0.1	587
Orthotics Holdings, Inc.(8)	One stop	L + 5.50%	N/A(6)	02/2020	—	—	—	—
Orthotics Holdings, Inc.(5)	One stop	L + 5.50%	N/A(6)	02/2020	—	(3)	—	(2)
Team Technologies Acquisition Company^	Senior loan	L + 5.00%(c)(f)	7.35%	12/2018	258	258	—	257
Team Technologies Acquisition Company*	Senior loan	L + 5.50%(c)(f)	7.85%	12/2018	48	48	—	48
Team Technologies Acquisition Company	Senior loan	L + 5.00%	N/A(6)	12/2018	—	—	—	—
					30,220	30,040	3.2	30,132
Personal, Food and Miscellaneous Services
Captain D’s, LLC*	Senior loan	L + 4.50%(b)	6.71%	12/2023	2,218	2,199	0.2	2,218
Captain D’s, LLC	Senior loan	P + 3.50%(a)(f)	7.86%	12/2023	9	9	—	9
Clarkson Eyecare LLC*^	One stop	L + 6.25%(c)	8.64%	04/2021	17,015	16,846	1.8	17,015
Clarkson Eyecare LLC	One stop	L + 6.25%(c)	8.64%	04/2021	8,443	8,382	0.9	8,443
Clarkson Eyecare LLC	One stop	L + 6.25%(a)(c)	8.43%	04/2021	4,678	4,639	0.5	4,678
Clarkson Eyecare LLC	One stop	L + 6.25%(c)	8.58%	04/2021	4,006	4,006	0.4	4,006
Clarkson Eyecare LLC*	One stop	L + 6.25%(c)	8.64%	04/2021	2,926	2,905	0.3	2,926
Clarkson Eyecare LLC*	One stop	L + 6.25%(c)	8.64%	04/2021	2,491	2,474	0.3	2,491
Clarkson Eyecare LLC	One stop	L + 6.25%(c)	8.64%	04/2021	1,392	1,392	0.1	1,392
Clarkson Eyecare LLC	One stop	L + 6.25%(c)	8.64%	04/2021	709	672	0.1	709
Clarkson Eyecare LLC*	One stop	L + 6.25%(c)	8.64%	04/2021	656	655	0.1	656
Clarkson Eyecare LLC*	One stop	L + 6.25%(c)	8.64%	04/2021	484	477	0.1	484
Clarkson Eyecare LLC	One stop	L + 6.25%(c)	8.63%	04/2021	257	253	—	257
Clarkson Eyecare LLC(5)	One stop	L + 6.25%	N/A(6)	04/2021	—	(16)	—	—
Community Veterinary Partners, LLC^	One stop	L + 5.50%(c)	7.89%	10/2021	1,945	1,940	0.2	1,945
Community Veterinary Partners, LLC^	One stop	L + 5.50%(c)	7.89%	10/2021	516	516	0.1	516
Community Veterinary Partners, LLC^	One stop	L + 5.50%(c)	7.89%	10/2021	99	97	—	99
Community Veterinary Partners, LLC(5)	One stop	L + 5.50%	N/A(6)	10/2021	—	(30)	—	—
Imperial Optical Midco Inc.	One stop	L + 4.75%(b)	6.96%	08/2023	592	533	0.1	531
Imperial Optical Midco Inc.	One stop	L + 4.75%(b)	7.04%	08/2023	150	148	—	148
Imperial Optical Midco Inc.	One stop	L + 4.75%	N/A(6)	08/2023	—	—	—	—
PPV Intermediate Holdings II, LLC	One stop	N/A	7.90% PIK	05/2023	19	19	—	19
PPV Intermediate Holdings II, LLC(5)	One stop	L + 5.00%	N/A(6)	05/2023	—	(1)	—	—
PPV Intermediate Holdings II, LLC(5)	One stop	L + 5.00%	N/A(6)	05/2020	—	(77)	—	—
Ruby Slipper Cafe LLC, The	One stop	L + 7.50%(c)	9.85%	01/2023	60	59	—	60
Ruby Slipper Cafe LLC, The	One stop	L + 7.50%(c)	9.84%	01/2023	70	56	—	70
Ruby Slipper Cafe LLC, The	One stop	L + 7.50%(c)	9.82%	01/2023	5	5	—	5
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Personal, Food and Miscellaneous Services – (continued)
Southern Veterinary Partners, LLC*	One stop	L + 5.50%(a)	7.74%	05/2025	$3,607	$3,573	0.4%	$3,607
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	2,177	2,156	0.2	2,177
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	1,916	1,898	0.2	1,916
Southern Veterinary Partners, LLC*^	One stop	L + 5.50%(a)	7.74%	05/2025	1,573	1,549	0.2	1,573
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	1,110	1,071	0.1	1,110
Southern Veterinary Partners, LLC*	One stop	L + 5.50%(a)	7.74%	05/2025	1,039	1,029	0.1	1,039
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	853	845	0.1	853
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	777	737	0.1	777
Southern Veterinary Partners, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2023	—	(2)	—	—
Southern Veterinary Partners, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2025	—	(79)	—	—
Veterinary Specialists of North America, LLC*^	One stop	L + 5.50%(a)	7.69%	07/2021	3,813	3,785	0.4	3,813
Veterinary Specialists of North America, LLC	One stop	L + 5.50%(a)	7.74%	07/2021	464	460	0.1	464
Veterinary Specialists of North America, LLC	One stop	L + 5.50%(a)	7.74%	07/2021	420	416	0.1	420
Veterinary Specialists of North America, LLC^	One stop	L + 5.50%(a)	7.74%	07/2021	229	227	—	229
Veterinary Specialists of North America, LLC^	One stop	L + 5.50%(a)	7.74%	07/2021	88	88	—	88
Veterinary Specialists of North America, LLC	One stop	L + 5.50%(a)	7.74%	07/2021	45	37	—	45
Veterinary Specialists of North America, LLC*	One stop	L + 5.50%(a)	7.74%	07/2021	33	33	—	33
Veterinary Specialists of North America, LLC(5)	One stop	L + 5.50%	N/A(6)	07/2021	—	(1)	—	—
Wetzel’s Pretzels, LLC*^	One stop	L + 6.75%(a)	8.99%	09/2021	8,290	8,212	0.9	8,290
Wetzel’s Pretzels, LLC	One stop	L + 6.75%(a)	8.86%	09/2021	3	2	—	3
					75,177	74,194	8.1	75,114
Printing and Publishing
Brandmuscle, Inc.^	Senior loan	L + 5.00%(c)	7.39%	12/2021	532	529	0.1	535
Messenger, LLC*	One stop	L + 6.00%(a)(f)	8.23%	08/2023	3,926	3,888	0.4	3,887
Messenger, LLC	One stop	P + 5.00%(f)	10.25%	08/2023	3	3	—	3
					4,461	4,420	0.5	4,425
Retail Stores
Batteries Plus Holding Corporation*^	One stop	L + 6.75%(a)	8.99%	07/2022	11,379	11,253	1.2	11,379
Batteries Plus Holding Corporation(5)	One stop	L + 6.75%	N/A(6)	07/2022	—	(1)	—	—
Cycle Gear, Inc.^	One stop	L + 6.50%(c)	8.84%	01/2020	7,495	7,461	0.8	7,495
Cycle Gear, Inc.^	One stop	L + 6.50%(c)	8.84%	01/2020	705	701	0.1	705
Cycle Gear, Inc.(5)	One stop	L + 6.50%	N/A(6)	01/2020	—	(4)	—	—
DTLR, Inc.*^	One stop	L + 6.50%(b)	8.68%	08/2022	19,507	19,280	2.1	19,507
Feeders Supply Company, LLC*^	One stop	L + 5.75%(a)	8.01%	04/2021	4,491	4,461	0.5	4,491
Feeders Supply Company, LLC	Subordinated debt	N/A	12.50% cash/ 7.00% PIK	04/2021	62	62	—	62
Feeders Supply Company, LLC	One stop	L + 5.75%	N/A(6)	04/2021	—	—	—	—
Marshall Retail Group LLC, The*	One stop	L + 6.00%(c)	8.34%	08/2020	3,124	3,124	0.3	3,124
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Retail Stores – (continued)
Marshall Retail Group LLC, The	One stop	L + 6.00%	N/A(6)	08/2019	$—	$—	—%	$—
Mills Fleet Farm Group LLC*^	One stop	L + 5.50%(a)	7.74%	02/2022	5,650	5,471	0.6	5,650
Pet Holdings ULC*^(8)(10)	One stop	L + 5.50%(c)	7.84%	07/2022	32,645	32,434	3.5	32,645
Pet Holdings ULC^(8)(10)	One stop	L + 5.50%(c)	7.84%	07/2022	130	128	—	130
Pet Holdings ULC(5)(8)(10)	One stop	L + 5.50%	N/A(6)	07/2022	—	(2)	—	—
PetPeople Enterprises, LLC^	One stop	L + 5.00%(a)	7.25%	09/2023	2,349	2,325	0.3	2,349
PetPeople Enterprises, LLC(5)	One stop	L + 5.00%	N/A(6)	09/2023	—	(1)	—	—
PetPeople Enterprises, LLC(5)	One stop	L + 5.00%	N/A(6)	09/2023	—	(2)	—	—
					87,537	86,690	9.4	87,537
Telecommunications
NetMotion Wireless Holdings, Inc.^	One stop	L + 6.25%(c)	8.64%	10/2021	6,340	6,260	0.7	6,340
NetMotion Wireless Holdings, Inc.(5)	One stop	L + 6.25%	N/A(6)	10/2021	—	(1)	—	—
					6,340	6,259	0.7	6,340
Textiles and Leather
SHO Holding I Corporation^	Senior loan	L + 5.00%(c)	7.34%	10/2022	1,898	1,870	0.2	1,822
SHO Holding I Corporation	Senior loan	L + 4.00%(a)(c)	6.14%	10/2021	15	15	—	12
					1,913	1,885	0.2	1,834
Utilities
Arcos, LLC^	One stop	L + 6.00%(c)	8.39%	02/2021	3294	3276	0.4	3294
Arcos, LLC	One stop	L + 6.00%	N/A(6)	02/2021	0	0	—	0
					3,294	3,276	0.4	3,294
Total non-controlled/non-affiliate company debt investments					$1,607,290	$1,588,372	170.8%	$1,593,211
Equity investments(11)(12)
Aerospace and Defense
Whitcraft LLC	Common stock	N/A	N/A	N/A	7	688	0.1	1,121
Automobile
Grease Monkey International, LLC	LLC units	N/A	N/A	N/A	448	448	0.1	648
Polk Acquisition Corp.	LP interest	N/A	N/A	N/A	4	401	—	264
Quick Quack Car Wash Holdings, LLC	LLC units	N/A	N/A	N/A	—	248	—	248
						1,097	0.1	1,160
Beverage, Food and Tobacco
Cafe Rio Holding, Inc.	Common stock	N/A	N/A	N/A	3	283	—	335
Global ID Corporation	LLC interest	N/A	N/A	N/A	2	240	—	343
Hopdoddy Holdings, LLC	LLC units	N/A	N/A	N/A	17	84	—	79
Hopdoddy Holdings, LLC	LLC units	N/A	N/A	N/A	8	24	—	22
Mendocino Farms, LLC	Common stock	N/A	N/A	N/A	157	690	0.1	690
Purfoods, LLC	LLC interest	N/A	N/A	N/A	355	355	0.1	491
						1,676	0.2	1,960
Chemicals, Plastics and Rubber
Flexan, LLC	Preferred stock	N/A	N/A	N/A	—	40	—	32
Flexan, LLC	Common stock	N/A	N/A	N/A	—	—	—	—
Inhance Technologies Holdings LLC	LLC units	N/A	N/A	N/A	—	80	—	80
						120	—	112
Diversified/Conglomerate Manufacturing
Inventus Power, Inc.	Preferred stock	N/A	N/A	N/A	—	259	—	—
Inventus Power, Inc.	LLC units	N/A	N/A	N/A	—	38	—	33
Inventus Power, Inc.	Common stock	N/A	N/A	N/A	—	—	—	—
Reladyne, Inc.	LP interest	N/A	N/A	N/A	—	242	0.1	484
						539	0.1	517

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Service
Accela, Inc.	LLC units	N/A	N/A	N/A	$374	$374	0.1%	$411
Agility Recovery Solutions Inc.	Preferred stock	N/A	N/A	N/A	30	152	—	189
Apttus Corporation	Preferred stock	N/A	N/A	N/A	21	319	0.1	431
Apttus Corporation	Warrant	N/A	N/A	N/A	41	235	—	225
Centrify Corporation	LP interest	N/A	N/A	N/A	—	400	0.1	400
Centrify Corporation	LP interest	N/A	N/A	N/A	141	—	—	—
Cloudbees, Inc.	Preferred stock	N/A	N/A	N/A	39	247	—	247
Cloudbees, Inc.	Warrant	N/A	N/A	N/A	35	46	—	46
Confluence Technologies, Inc.	LLC interest	N/A	N/A	N/A	1	106	—	122
Connexin Software, Inc.	LLC interest	N/A	N/A	N/A	84	84	—	111
Digital Guardian, Inc.	Warrant	N/A	N/A	N/A	67	11	—	11
GS Acquisitionco, Inc.	LP interest	N/A	N/A	N/A	1	117	—	151
HealthcareSource HR, Inc.	LLC interest	N/A	N/A	N/A	—	165	—	196
Host Analytics, Inc.	Warrant	N/A	N/A	N/A	164	60	—	171
Jobvite, Inc.	Warrant	N/A	N/A	N/A	86	56	—	56
Kareo, Inc.	Warrant	N/A	N/A	N/A	29	203	—	2
Kareo, Inc.	Preferred stock	N/A	N/A	N/A	1	5	—	6
Maverick Bidco Inc.	LLC units	N/A	N/A	N/A	1	597	0.1	707
MMan Acquisition Co.	LP interest	N/A	N/A	N/A	334	334	—	261
Net Health Acquisition Corp.	LP interest	N/A	N/A	N/A	—	436	0.1	489
Nexus Brands Group, Inc.	LP interest	N/A	N/A	N/A	—	172	—	195
Personify, Inc.	LLC units	N/A	N/A	N/A	342	342	—	342
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	—	399	0.1	479
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	99	4	—	49
Property Brands, Inc.	Preferred stock	N/A	N/A	N/A	34	345	0.1	373
Quickbase, Inc.	Common stock	N/A	N/A	N/A	615	—	0.1	1,052
Valant Medical Solutions, Inc.	Warrant	N/A	N/A	N/A	6	86	—	65
Verisys Corporation	LLC interest	N/A	N/A	N/A	318	318	—	291
Workforce Software, LLC	LLC units	N/A	N/A	N/A	1,373	1,373	0.2	1,576
Xmatters, Inc. and Alarmpoint, Inc.	Preferred stock	N/A	N/A	N/A	232	212	—	202
Xmatters, Inc. and Alarmpoint, Inc.	Warrant	N/A	N/A	N/A	41	33	—	15
Xmatters, Inc. and Alarmpoint, Inc.	Preferred stock	N/A	N/A	N/A	10	10	—	12
						7,241	1.0	8,883
Ecological
Pace Analytical Services, LLC	Common stock	N/A	N/A	N/A	3	302	—	278
Electronics
Diligent Corporation(13)	Preferred stock	N/A	N/A	N/A	359	4	0.2	1,328
SEI, Inc.	LLC units	N/A	N/A	N/A	207	161	0.1	391
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	—	74	—	—
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	1	7	—	—
						246	0.3	1,719
Healthcare, Education and Childcare
Active Day, Inc.	LLC interest	N/A	N/A	N/A	1	529	0.1	384
Acuity Eyecare Holdings, LLC	LLC interest	N/A	N/A	N/A	419	419	0.1	416
ADCS Clinics Intermediate Holdings, LLC	Preferred stock	N/A	N/A	N/A	1	596	0.1	374
ADCS Clinics Intermediate Holdings, LLC	Common stock	N/A	N/A	N/A	—	6	—	—
BIORECLAMATIONIVT, LLC	LLC units	N/A	N/A	N/A	—	360	0.1	589
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	5,253	525	0.1	653
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	53	5	—	—
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
Deca Dental Management LLC	LLC units	N/A	N/A	N/A	$651	$651	0.1%	$782
Dental Holdings Corporation	LLC units	N/A	N/A	N/A	394	370	—	326
Elite Dental Partners LLC	Common stock	N/A	N/A	N/A	—	426	0.1	426
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	8	81	—	107
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	8	—	—	9
ERG Buyer, LLC	LLC units	N/A	N/A	N/A	—	418	0.1	418
ERG Buyer, LLC	LLC units	N/A	N/A	N/A	4	4	—	4
Eyecare Services Partners Holdings LLC	LLC units	N/A	N/A	N/A	—	304	—	338
Eyecare Services Partners Holdings LLC	LLC units	N/A	N/A	N/A	—	3	—	11
G & H Wire Company, Inc.	LLC interest	N/A	N/A	N/A	187	188	—	154
Katena Holdings, Inc.	LLC units	N/A	N/A	N/A	—	205	—	155
Lombart Brothers, Inc.	Common stock	N/A	N/A	N/A	1	146	—	166
MD Now Holdings, Inc.	LLC units	N/A	N/A	N/A	8	78	—	78
MWD Management, LLC & MWD Services, Inc.	LLC interest	N/A	N/A	N/A	230	230	—	155
Oliver Street Dermatology Holdings, LLC	LLC units	N/A	N/A	N/A	218	218	—	323
Pinnacle Treatment Centers, Inc.	Preferred stock	N/A	N/A	N/A	—	226	—	262
Pinnacle Treatment Centers, Inc.	Common stock	N/A	N/A	N/A	2	2	—	6
RXH Buyer Corporation	LP interest	N/A	N/A	N/A	4	443	—	188
SLMP, LLC	LLC interest	N/A	N/A	N/A	378	378	0.1	403
Summit Behavioral Healthcare, LLC	LLC interest	N/A	N/A	N/A	1	86	—	93
Summit Behavioral Healthcare, LLC	LLC interest	N/A	N/A	N/A	1	—	—	3
WHCG Management, LLC	LLC interest	N/A	N/A	N/A	—	314	—	172
						7,211	0.9	6,995
Insurance
Internet Pipeline, Inc.	Preferred stock	N/A	N/A	N/A	—	154	—	211
Internet Pipeline, Inc.	Common stock	N/A	N/A	N/A	93	2	—	369
						156	—	580
Leisure, Amusement, Motion Pictures, Entertainment
PADI Holdco, Inc.	LLC units	N/A	N/A	N/A	1	539	0.1	591
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	36	56	—	56
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	25	38	—	38
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	20	31	—	31
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	18	27	—	27
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	8	12	—	12
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	1	1	—	1
						704	0.1	756
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.	LLC interest	N/A	N/A	N/A	2	—	—	—
Benetech, Inc.	LLC interest	N/A	N/A	N/A	2	—	—	1
						—	—	1
Personal and Non Durable Consumer Products (Mfg. Only)
Georgica Pine Clothiers, LLC	LLC units	N/A	N/A	N/A	9	91	—	151
Personal, Food and Miscellaneous Services
Captain D’s, LLC	LLC interest	N/A	N/A	N/A	88	88	—	81
Clarkson Eyecare LLC	LLC units	N/A	N/A	N/A	—	86	—	158
Community Veterinary Partners, LLC	Common stock	N/A	N/A	N/A	2	210	—	266
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Personal, Food and Miscellaneous Services – (continued)
PPV Intermediate Holdings II, LLC	LLC interest	N/A	N/A	N/A	$160	$160	—%	$160
Ruby Slipper Cafe LLC, The	LLC units	N/A	N/A	N/A	19	186	—	227
Southern Veterinary Partners, LLC	LLC units	N/A	N/A	N/A	—	282	0.1	435
Southern Veterinary Partners, LLC	LLC units	N/A	N/A	N/A	83	3	—	31
Veterinary Specialists of North America, LLC	LLC units	N/A	N/A	N/A	—	56	—	97
Wetzel’s Pretzels, LLC	Common stock	N/A	N/A	N/A	—	149	—	206
						1,220	0.1	1,661
Printing and Publishing
Brandmuscle, Inc.	LLC interest	N/A	N/A	N/A	—	207	—	143
Retail Stores
Batteries Plus Holding Corporation	LP interest	N/A	N/A	N/A	5	505	0.1	778
Cycle Gear, Inc.	LLC units	N/A	N/A	N/A	8	111	—	207
Elite Sportswear, L.P.	LLC interest	N/A	N/A	N/A	—	74	—	16
Feeders Supply Company, LLC	Preferred stock	N/A	N/A	N/A	2	179	—	224
Feeders Supply Company, LLC	Common stock	N/A	N/A	N/A	—	—	—	49
Pet Holdings ULC(8)(10)	LP interest	N/A	N/A	N/A	222	188	—	261
						1,057	0.1	1,535
Total non-controlled/non-affiliate company equity investments						$22,555	3.0%	$27,572
Total non-controlled/non-affiliate company investments					$1,607,290	$1,610,927	173.8%	$1,620,783
Non-controlled affiliate company investments(14)
Debt investments
Diversified/Conglomerate Service
Switchfly LLC(8)	One stop	P + 2.00%(c)(f)	7.25%	04/2020	3,067	3,025	0.3	2,761
Switchfly LLC(8)	One stop	P + 2.00%(f)	7.25%	06/2018	256	256	—	230
Switchfly LLC(8)	One stop	P + 2.00%(f)	7.25%	04/2020	17	16	—	15
Total non-controlled affiliate company debt investments					$3,340	$3,297	0.3%	$3,006
Equity investments(11)(12)
Diversified/Conglomerate Service
Switchfly LLC(8)	LLC units	N/A	N/A	N/A	542	542	0.1	710
Total non-controlled/affiliate company equity investments						$542	0.1%	$710
Total non-controlled/affiliate company investments						$3,839	0.4%	$3,716
Controlled affiliate company investments(15)
Equity investments
Investment Funds and Vehicles
GCIC Senior Loan Fund LLC(8)(16)	LLC interest	N/A	N/A	N/A	48,356	$48,356	5.4%	$49,939
Total controlled affiliate company equity investments						$48,356	5.4%	$49,939
Total controlled affiliate company investments						$48,356	5.4%	$49,939
Total investments					$1,610,630	$1,663,122	179.3%	$1,674,438
Cash, cash equivalents, foreign currencies and restricted cash and cash equivalents
Cash, foreign currencies and restricted cash						$37,848	4.1%	$37,848
BlackRock Liquidity Funds T-Fund Institutional Shares (CUSIP 09248U718)			2.00%(17)			668	—	668
Total cash, cash equivalents, foreign currencies and restricted cash and cash equivalents						$38,516	4.1%	$38,516
Total investments and cash, cash equivalents, foreign currencies and restricted cash and cash equivalents						$1,701,638	183.4%	$1,712,954

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

^
Denotes that all or a portion of the investment collateralizes the Credit Facility (as defined in Note 7).

*
Denotes that all or a portion of the investment secures the notes offered in the GCIC 2016 Debt Securitization (as defined in Note 7).

(1)
The majority of the investments bear interest at a rate that may be determined by reference to LIBOR, EURIBOR or Prime and which reset daily, monthly, quarterly, semiannually or annually. For each, the Company has provided the spread over LIBOR, EURIBOR or Prime and the weighted average current interest rate in effect as of September 30, 2018. Certain investments are subject to a LIBOR, EURIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable. Listed below are the index rates as of September 28, 2018, which was the last business day of the period on which LIBOR or EURIBOR was determined. The actual index rate for each loan listed may not be the applicable index rate outstanding as of September 28, 2018, as the loan may have priced or repriced based on an index rate prior to September 28, 2018.

(a)
Denotes that all or a portion of the loan was indexed to the 30-day LIBOR, which was 2.26% as of September 28, 2018.

(b)
Denotes that all or a portion of the loan was indexed to the 60-day LIBOR, which was 2.31% as of September 28, 2018.

(c)
Denotes that all or a portion of the loan was indexed to the 90-day LIBOR, which was 2.40% as of September 28, 2018.

(d)
Denotes that all or a portion of the loan was indexed to the 180-day LIBOR, which was 2.60% as of September 28, 2018.

(e)
Denotes that all or a portion of the loan was indexed to the 360-day LIBOR, which was 2.92% as of September 28, 2018.

(f)
Denotes that all or a portion of the loan was indexed to the Prime rate, which was 5.25% as of September 28, 2018.

(g)
Denotes that all or a portion of the loan was indexed to the 90-day EURIBOR, which was -0.32% as of September 28, 2018.

(2)
For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of September 30, 2018.

(3)
The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.

(4)
The fair value of the investment was valued using significant unobservable inputs. See Note 6. Fair Value Measurements.

(5)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(6)
The entire commitment was unfunded as of September 30, 2018. As such, no interest is being earned on this investment. The investment may be subject to an unused facility fee.

(7)
Loan was on non-accrual status as of September 30, 2018, meaning that the Company has ceased recognizing interest income on the loan.

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

(8)
The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of September 30, 2018, total non-qualifying assets at fair value represented 6.3% of the Company’s total assets calculated in accordance with the 1940 Act.

(9)
Loan is denominated in foreign currency and is translated into U.S. dollars as of the valuation date or the date of the transaction. See Note 2. Significant Accounting Policies and Recent Accounting Updates — Foreign Currency Transactions.

(10)
The headquarters of this portfolio company is located in Canada.

(11)
Equity investments are non-income producing securities unless otherwise noted.

(12)
Ownership of certain equity investments may occur through a holding company or partnership.

(13)
The Company holds an equity investment that entitles it to receive preferential dividends.

(14)
As defined in the 1940 Act, the Company is deemed to be an “affiliated person” of the portfolio company as the Company owns five percent or more of the portfolio company’s voting securities (“non-controlled affiliate”). Transactions related to investments in non-controlled affiliates for the year ended September 30, 2018 were as follows:

Portfolio Company	Fair value as of September 30, 2017	Purchases (cost)(h)	Redemptions (cost)	Transfer in (out)	Discount accretion	Net change in unrealized gain/(loss)	Fair value as of September 30, 2018	Net realized gain/(loss)	Interest and fee income	Dividend income
Switchfly LLC(i)	$—	$338	$—	$2,829	$33	$516	$3,716	$—	$38	$—
Total Controlled Affiliates	$—	$338	$—	$2,829	$33	$516	$3,716	$—	$38	$—
(h)
Purchases at cost includes amounts related to PIK interest capitalized and added to the principal balance of the respective loans.

(i)
During the three months ended September 30, 2018, the Company’s ownership increased to over five percent of the portfolio company’s voting securities.

(15)
As defined in the 1940 Act, the Company is deemed to be both an “affiliated person” of and “control” this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement) (“controlled affiliate”). Transactions related to investments in controlled affiliates for the year ended September 30, 2018 were as follows:

Portfolio Company	Fair value as of September 30, 2017	Purchases (cost)	Redemptions (cost)	Transfer in (out)	Discount accretion	Net change in unrealized gain/(loss)	Fair value as of September 30, 2018	Net realized gain/(loss)	Interest and fee income	Dividend income
GCIC Senior Loan Fund LLC (j)	$50,104	$13,650	$(15,094)	$—	$—	$1,279	$49,939	$—	$—	$5,647
Total Controlled Affiliates	$50,104	$13,650	$(15,094)	$—	$—	$1,279	$49,939	$—	$—	$5,647
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

(j)
Together with Aurora, the Company co-invests through GCIC SLF. GCIC SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect to GCIC SLF must be approved by the GCIC SLF investment committee consisting of two representatives of the Company and Aurora (with unanimous approval required from (i) one representative of each of the Company and Aurora or (ii) both representatives of each of the Company and Aurora). Therefore, although the Company owns more than 25% of the voting securities of GCIC SLF, the Company does not have sole control over significant actions of GCIC SLF for purposes of the 1940 Act or otherwise.

(16)
The Company receives quarterly profit distributions from its equity investment in GCIC Senior Loan Fund LLC. See Note 5. Investments.

(17)
The rate shown is the annualized seven-day yield as of September 30, 2018.

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)
Note 1. Organization
Golub Capital Investment Corporation (“GCIC” and collectively with its subsidiaries, the “Company”) is an externally managed, closed-end, non-diversified management investment company that was formed on September 22, 2014 and commenced operations on December 31, 2014, the effective date of the Company’s election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for U.S. federal income tax purposes, GCIC has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
The Company’s investment strategy is to invest primarily in one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans and that are often referred to by other middle-market lenders as unitranche loans) and other senior secured loans of U.S. middle-market companies that are, in most cases, sponsored by private equity firms. The Company may also selectively invest in second lien and subordinated (a loan that ranks senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) loans of, and warrants and minority equity securities in, U.S. middle-market companies. The Company has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with GC Advisors LLC (the “Investment Adviser”), under which the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. Under an administration agreement (the “Administration Agreement”) the Company is provided with certain services by an administrator (the “Administrator”), which is currently Golub Capital LLC.
On November 27, 2018, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Golub Capital BDC, Inc., a Delaware corporation (“GBDC”), Fifth Ave Subsidiary Inc., a Maryland corporation and wholly owned subsidiary of GBDC (“Merger Sub”), the Investment Adviser and, for certain limited purposes, the Administrator. The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving company and as a wholly-owned subsidiary of GBDC (the “Initial Merger”) and, immediately thereafter, the Company will merge with and into GBDC, with GBDC continuing as the surviving company (together with the Initial Merger, the “Merger”). The parties to the Merger Agreement intend the Merger to be treated as a “reorganization” within the meaning of Section 368(a) of the Code.
In connection with the closing of the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time of the Merger will be converted into 0.865 shares of GBDC’s common stock (the “Exchange Ratio”). The Exchange Ratio will only be adjusted if, between the date of the Merger Agreement and the effective time of the Merger, the respective outstanding shares of the Company’s common stock or GBDC’s common stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be declared with a record date within such period. No fractional shares of GBDC’s common stock will be issued, and holders of the Company’s common stock will receive cash in lieu of fractional shares.
The Merger is subject to approval by the Company’s and GBDC’s stockholders and other customary closing conditions. Consummation of the Merger is currently anticipated to occur during the second half of calendar year 2019. The combined company will trade under the ticker symbol “GBDC” on The Nasdaq Global Select Market and will remain externally managed by the Investment Adviser. Additional information on the Merger can be located in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 28, 2018.

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 2. Significant Accounting Policies and Recent Accounting Updates
Basis of presentation:   The Company is an investment company as defined in the accounting and reporting guidance under Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies (“ASC Topic 946”).
The accompanying interim consolidated financial statements of the Company and related financial information have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) as established by the Financial Accounting Standards Board (“FASB”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6, 10, and 12 of Regulation S-X.
Accordingly, they do not include all of the information and notes required by GAAP for annual financial statements. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications consisting solely of normal accruals that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated. Certain prior period amounts have been reclassified to conform to the current period presentation. The unaudited interim consolidated financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto in the Company’s Form 10-K for the year ended September 30, 2018, as filed with the SEC.
Fair value of financial instruments:   The Company applies fair value to all of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurement (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity-specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.
The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.
Any changes to the valuation methodology are reviewed by management and the Company’s board of directors (the “Board”) to confirm that the changes are appropriate. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies. See further description of fair value methodology in Note 6.
Use of estimates:   The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Consolidation:   As provided under Regulation S-X and ASC Topic 946, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly-owned subsidiaries, GCIC Holdings LLC (“GCIC Holdings”), GCIC Funding LLC (“GCIC Funding”), GCIC CLO 2016(M) LLC (“GCIC 2016 Issuer”), GCIC CLO II Depositor LLC (“GCIC 2018 CLO Depositor”), GCIC CLO II LLC

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

(“GCIC 2018 Issuer”) and GCIC Funding II LLC (“GCIC Funding II”), in its consolidated financial statements. The Company does not consolidate its non-controlling interest in GCIC SLF. See further description of the Company’s investment in GCIC SLF in Note 5.
Assets related to transactions that do not meet ASC Topic 860 requirements for accounting sale treatment are reflected in the Company’s Consolidated Statements of Financial Condition as investments. Those assets are owned by special purpose entities, including GCIC Funding, GCIC Holdings, GCIC 2016 Issuer, GCIC 2018 CLO Depositor, GCIC 2018 Issuer and GCIC Funding II, which are consolidated in the Company’s consolidated financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of GCIC (or any affiliate of GCIC).
Cash and cash equivalents:   Cash and cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Company deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.
Restricted cash, cash equivalents and foreign currencies:   Restricted cash, cash equivalents and foreign currencies include amounts that are collected and are held by trustees who have been appointed as custodians of the assets securing certain of the Company’s financing transactions. Restricted cash, cash equivalents and foreign currencies are held by the trustees for payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets.
Foreign currency translation:   The Company’s books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
cash and cash equivalents, restricted cash and cash equivalents, fair value of investments, interest receivable, and other assets and liabilities — at the spot exchange rate on the last business day of the period; and

(2)
purchases and sales of investments, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Fluctuations arising from the translation of assets other than investments and liabilities are included with the net change in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.
Revenue recognition:
Investments and related investment income:   Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments.
Loan origination fees, original issue discount and market discount or premium are capitalized, and the Company accretes or amortizes such amounts over the life of the loan as interest income. For the three and six months ended March 31, 2019, interest income included $1,744 and $3,742, respectively, of accretion of discounts. For the three and six months ended March 31, 2018, interest income included $2,145 and $4,171,

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

respectively, of accretion of discounts. For the three and six months ended March 31, 2019, the Company received loan origination fees of  $2,130 and $5,277, respectively. For the three and six months ended March 31, 2018, the Company received loan origination fees of  $2,095 and $5,267, respectively.
For investments with contractual payment-in-kind (“PIK”) interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, the Company will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. For the three and six months ended March 31, 2019, the Company recorded PIK income of $267 and $350, respectively, and received PIK payments in cash of  $0 and $19, respectively. For the three and six months ended March 31, 2018, the Company recorded PIK income of  $471 and $939, respectively, and received PIK payments in cash of  $0 and an amount less than $1, respectively.
In addition, the Company may generate revenue in the form of amendment, structuring or due diligence fees, fees for providing managerial assistance, consulting fees and prepayment premiums on loans. The Company records these fees as fee income when earned. All other income is recorded into income when earned. For the three and six months ended March 31, 2019, fee income included $56 and $356, respectively, of prepayment premiums, which fees are non-recurring. For the three and six months ended March 31, 2018, fee income included $841 and $1,227, respectively, of prepayment premiums, which fees are non-recurring.
For the three and six months ended March 31, 2019, the Company received interest and fee income in cash, which excludes capitalized loan origination fees, in the amounts of  $37,822 and $74,494, respectively. For the three and six months ended March 31, 2018, the Company received interest and fee income in cash, which excludes capitalized loan origination fees, in the amounts of  $28,687 and $55,467, respectively.
Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) investments is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Company will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the amortized cost basis of the investment. For the three and six months ended March 31, 2019, excluding the Company’s investment in LLC equity interests in GCIC SLF, the Company recorded dividend income of  $0 and $30, respectively, and return of capital distributions of  $0 and $0, respectively. For the three and six months ended March 31, 2019, the Company recorded dividend income of  $1,192 and $2,228, respectively, and return of capital distributions of  $0 and $0, respectively, from the Company’s investment in LLC equity interests in GCIC SLF.
For the three and six months ended March 31, 2018, excluding the Company’s investment in LLC equity interests in GCIC SLF, the Company recorded dividend income of  $75 and $77, respectively, and return of capital distributions of  $4,763 and $4,809, respectively. For the three and six months ended March 31, 2018, the Company recorded dividend income of  $1,294 and $2,424, respectively, and return of capital distributions of  $0 and $0, respectively, from the Company’s investment in LLC equity interests in GCIC SLF.
Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments and foreign currency translation in the Consolidated Statements of Operations.

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Non-accrual loans:   A loan may be left on accrual status during the period the Company is pursuing repayment of the loan. Management reviews all loans that become 90 days or more past due on principal and interest, or when there is reasonable doubt that principal or interest will be collected, for possible placement on non-accrual status. When a loan is placed on non-accrual status, unpaid interest credited to income is reversed. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid, and, in management’s judgment, payments are likely to remain current. The total fair value of non-accrual loans was $4,857 and $5,197 as of March 31, 2019 and September 30, 2018, respectively.
Income taxes:   The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify and be subject to tax as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute dividends for U.S. federal income tax purposes to its stockholders of an amount generally at least equal to 90% of its investment company taxable income, as defined by the Code and determined without regard to any deduction for dividends paid, for each tax year. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to its stockholders.
Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions and would distribute such taxable income in the next tax year. The Company may then be required to incur a 4% excise tax on such income. To the extent that the Company determines that its estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the three and six months ended March 31, 2019 and 2018, no amount was incurred for U.S. federal excise tax.
The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC Topic 740”). ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense or tax benefit in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material unrecognized tax benefits or unrecognized tax liabilities related to uncertain income tax positions through March 31, 2019. The Company’s tax returns for the 2015 through 2017 tax years remain subject to examination by U.S. federal and most state tax authorities.
Distributions:   Distributions to common stockholders are recorded on the record date. Subject to the discretion of and as determined by the Board, the Company intends to authorize and declare ordinary cash distributions based on a formula approved by the Board on a quarterly basis. The amount to be paid out as a dividend or distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.
The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes and the Company declares a cash distribution, then stockholders who have not “opted out” of the DRIP will have their cash distribution automatically

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution. Shares issued under the DRIP will be issued at a price per share equal to the most recent net asset value (“NAV”) per share as determined by the Board (subject to adjustment to the extent required by Section 23 of the 1940 Act).
Deferred debt issuance costs:   Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. As of March 31, 2019 and September 30, 2018, the Company had deferred debt issuance costs of  $6,320 and $1,921, respectively. These amounts are amortized and included in interest expense in the Consolidated Statements of Operations over the estimated average life of the borrowings. Amortization expense for the three and six months ended March 31, 2019 was $631 and $2,299, respectively. Amortization expense for the three and six months ended March 31, 2018 was $531 and $1,084, respectively.
Securities Exchange Commission (“SEC”) Disclosure Update and Simplification:   In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, Disclosure Update and Simplification (the “SEC Release”), amending certain disclosure requirements intended to facilitate the disclosure of information to investors and simplify compliance. The SEC Release is effective for all filings on or after November 5, 2018. The Company first adopted the SEC Release for the fiscal year ended September 30, 2018. The SEC Release required presentation changes to the Company’s Consolidated Statements of Financial Condition and Consolidated Statements of Changes in Net Assets. Prior to adoption, the Company presented, in accordance with previous SEC rules, distributable earnings on the Consolidated Statements of Financial Condition, as three components: 1) undistributed net investment income; 2) net unrealized appreciation (depreciation) on investments; and 3) net realized gain (loss) on investments and presented distributions from distributable earnings on the Consolidated Statements of Changes in Net Assets as two components: 1) distributions from net investment income; and 2) distributions from realized gain. In accordance with the SEC Release, distributable earnings and distributions from distributable earnings are shown in total on the Consolidated Statements of Financial Condition and Consolidated Statements of Changes in Net Assets, respectively. The changes in presentation have been retrospectively applied to the Consolidated Statements of Changes in Net Assets for the six months ended March 31, 2018.
The following table provides the reconciliation of the components of distributable earnings to conform to the current period presentation for the six months ended March 31, 2018:
	Total increase (decrease) for the six months ended March 31, 2018
	Capital Distributions in Excess of Net Investment	Net Unrealized Appreciation (Depreciation) on Investments	Net Realized Gain (Loss) on Investments	Distributable Earnings
Net investment income	$33,476	$—	$—	$33,476
Net realized gain (loss) on investments and foreign currency transactions	—	—	94	94
Net change in unrealized gain (loss) on investments and foreign currency translation	—	4,952	—	4,952
Net increase in net assets from operations	$33,476	$4,952	$94	$38,522

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

The following table provides the reconciliation of the components of distributions from distributable earnings to conform to the current period presentation for the six months ended March 31, 2018:
Total increase (decrease) for the six months ended March 31, 2018
Distributions to stockholders:
Distributions from net investment income	$(22,986)
Distributions from realized gain	(1,337)
Distributions from distributable earnings	$(24,323)
Note 3. Stockholders’ Equity
GCIC is authorized to issue 1,000,000 shares of preferred stock at a par value of  $0.001 per share and 100,000,000 shares of common stock at a par value of  $0.001 per share. Since the commencement of operations on December 31, 2014, GCIC has entered into subscription agreements (collectively, the “Subscription Agreements”) with several investors, including with affiliates of the Investment Adviser, providing for the private placement of GCIC’s common stock. Under the terms of the Subscription Agreements, investors are required to fund drawdowns to purchase GCIC’s common stock, at a price per share equal to the most recent NAV per share as determined by the Board (subject to adjustment to the extent required by Section 23 of the 1940 Act), up to the amount of their respective capital subscriptions on an as-needed basis as determined by GCIC with a minimum of 10 calendar days prior notice.
The Investment Adviser has determined not all remaining undrawn commitments to purchase GCIC’s common stock will be drawn prior to a public offering by GCIC or the occurrence of another liquidity event. Therefore, GCIC expects to reach agreements from time to time with one or more of its investors to cancel all or a portion of their remaining undrawn commitments.
Through March 31, 2019, the Company had reached agreements to cancel undrawn subscriptions totaling $76,476 in the aggregate. On July 1, 2018, the Company entered into agreements with certain stockholders to repurchase shares of common stock and, as a result, cancel subscriptions totaling $30,250. Additionally, as of March 31, 2019 undrawn subscriptions totaling $84,227 had expired pursuant to the terms of the respective Subscription Agreements.
As of March 31, 2019 and September 30, 2018, GCIC had the following subscriptions, pursuant to the Subscription Agreements, and contributions from its stockholders:
	As of March 31, 2019		As of September 30, 2018
	Subscriptions	Contributions	Subscriptions	Contributions
GCIC Stockholders	$1,110,690	$986,964	$1,136,940	$841,580
Total	$1,110,690	$986,964	$1,136,940	$841,580
As of March 31, 2019 and September 30, 2018, the ratio of total contributed capital to total capital subscriptions was 88.9% and 74.0%, respectively, and GCIC had uncalled capital commitments of  $123,726 and $295,360, respectively. For the six months ended March 31, 2019, undrawn subscriptions totaling $26,250 expired pursuant to the terms of the respective Subscription Agreements.

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

The following table summarizes the shares of GCIC common stock issued and outstanding for the six months ended March 31, 2019 and 2018:
	Date	Shares Issued	NAV ($) per share	Proceeds
Shares outstanding, September 30, 2017		51,214,683.496	$15.00	$768,220
Issuance of shares	12/01/2017	2,223,285.533	15.00	33,349
Issuance of shares	01/29/2018	1,407,782.320	15.00	21,116
Issuance of shares	02/26/2018	1,818,340.200	15.00	27,276
Shares issued for capital drawdowns		5,449,408.053	$15.00	$81,741
Issuance of shares(1)	11/27/2017	291,564.353	15.00	4,374
Issuance of shares(1)	12/28/2017	393,201.972	15.00	5,898
Issuance of shares(1)	02/26/2018	470,835.576	15.00	7,062
Shares issued through DRIP		1,155,601.901	$15.00	$17,334
Shares outstanding, March 31, 2018		57,819,693.450	$15.00	$867,295
Shares outstanding, September 30, 2018		62,147,237.484	$15.00	$932,209
Issuance of shares	10/15/2018	2,018,759.065	15.00	30,281
Issuance of shares	11/26/2018	2,497,171.129	15.00	37,458
Issuance of shares	12/20/2018	2,919,162.403	15.00	43,787
Issuance of shares	03/04/2019	2,257,162.199	15.00	33,857
Shares issued for capital drawdowns		9,692,254.796	$15.00	$145,383
Issuance of shares(1)	11/27/2018	439,833.975	15.00	6,597
Issuance of shares(1)	12/28/2018	416,611.113	15.00	6,249
Issuance of shares(1)	02/27/2019	546,755.293	15.00	8,202
Shares issued through DRIP		1,403,200.381	$15.00	$21,048
Shares outstanding, March 31, 2019		73,242,692.661	$15.00	$1,098,640

(1)
Shares issued through the DRIP.

Note 4. Related Party Transactions
Investment Advisory Agreement:   Under the Investment Advisory Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, GCIC. The Board most recently reapproved the Investment Advisory Agreement in May 2019. The Investment Adviser is a registered investment adviser with the SEC. The Investment Adviser receives fees for providing services, consisting of two components, a base management fee and an Incentive Fee (as defined below).
The base management fee is calculated at an annual rate equal to the lesser of  (a) 1.50% or (b) the base management fee of GBDC (currently 1.375%) in either case on the fair value of the average adjusted gross assets of the Company at the end of the two most recently completed calendar quarters (including assets purchased with borrowed funds and securitization-related assets, leverage and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents and restricted cash and cash equivalents so that investors do not pay the base management fee on such assets) and is payable quarterly in arrears. Additionally, the Investment Adviser may voluntarily exclude assets funded with secured borrowing proceeds from the base management fee calculation. The base management fee is adjusted, based on the actual number of days elapsed relative to the total number of days in such calendar quarter, for any share

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

issuances or repurchases during such calendar quarter. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase (which is different than the GAAP definition, which defines cash equivalents as U.S. government securities and commercial paper instruments maturing within 90 days of purchase). To the extent that the Investment Adviser or any of its affiliates provides investment advisory, collateral management or other similar services to a subsidiary of GCIC, the base management fee shall be reduced by an amount equal to the product of  (1) the total fees paid to the Investment Adviser by such subsidiary for such services and (2) the percentage of such subsidiary’s total equity, including membership interests and any class of notes not exclusively held by one or more third parties, that is owned, directly or indirectly, by the Company. For periods prior to the earlier of  (1) the date of the pricing of an initial public offering or listing on a national securities exchange of the securities of GCIC or (2) a sale of all or substantially all of the Company’s assets to, or other liquidity event with, an entity for consideration of publicly listed securities of the acquirer (each, a “Liquidity Event”), the Investment Adviser has irrevocably agreed to waive any base management fee in excess of 1.00% of the fair value of the Company’s average adjusted gross assets as calculated in accordance with the Investment Advisory Agreement and as described above. For the three and six months ended March 31, 2019, the base management fees irrevocably waived by the Investment Adviser were $1,818 and $3,500, respectively. For the three and six months ended March 31, 2018, the base management fees irrevocably waived by the Investment Adviser were $1,431 and $2,791, respectively.
The Incentive Fee consists of three parts: the income component (the “Income Incentive Fee”), the capital gains component (the “Capital Gain Incentive Fee”) and the subordinated liquidation incentive component (the “Subordinated Liquidation Incentive Fee” and, together with the Income Incentive Fee and the Capital Gain Incentive Fee, the “Incentive Fee”).
The Income Incentive Fee is calculated quarterly in arrears based on Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Investment Advisory Agreement and the Administration Agreement, any expenses of securitizations and any interest expense and dividends paid on any outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash.
Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the Income Incentive Fee, it is possible that an Incentive Fee may be calculated under this formula with respect to a period in which the Company has incurred a loss. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a calendar quarter, the Income Incentive Fee will result in a positive value and an Income Incentive Fee will be paid even if the Company has incurred a loss in such period due to realized and/or unrealized capital losses unless the payment of such Income Incentive Fee would be subject to the Incentive Fee Cap described below.
Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before considering any Incentive Fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 1.5% quarterly. If market interest rates rise, the Company may be able to invest funds in debt instruments that provide for a higher return, which would increase Pre-Incentive Fee Net Investment Income and make it easier for the Investment Adviser to surpass the fixed hurdle rate and receive an Incentive Fee based on

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

such net investment income. The Company’s Pre-Incentive Fee Net Investment Income used to calculate this part of the Incentive Fee is also included in the amount of its total assets (excluding cash and cash equivalents but including assets purchased with borrowed funds and leverage) used to calculate the base management fee annual rate.
The Company calculates the Income Incentive Fee with respect to its Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:
•
Zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;

•
50.0% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than the percentage at which the amount payable to the Investment Adviser equals 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply. This portion of the Company’s Pre-Incentive Fee Net Investment Income that exceeds the hurdle rate is referred to as the “catch-up” provision; and

•
20.0% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the catch-up provision in any calendar quarter.

The sum of these calculations yields the Income Incentive Fee. This amount is appropriately adjusted for any share issuances or repurchases during the quarter. For the three and six months ended March 31, 2019, the Income Incentive Fee incurred was $4,966 and $8,980, respectively. For the three and six months ended March 31, 2018, the Income Incentive Fee incurred was $4,280 and $7,931, respectively.
For periods prior to a Liquidity Event, the Investment Adviser has irrevocably agreed to waive the Income Incentive fee calculated under the Investment Advisory Agreement in amounts in excess of the following amounts (computed on a quarterly basis, in arrears):
•
zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;

•
50.0% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than the percentage at which the amount payable to the Investment Adviser equals to 15.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply. This portion of the Company’s Pre-Incentive Fee Net Investment Income that exceeds the hurdle rate is referred to as the “catch-up” provision; and

•
15.0% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the catch-up provision in any calendar quarter.

For the three and six months ended March 31, 2019, the Income Incentive Fees irrevocably waived by the Investment Adviser were $1,068 and $1,671, respectively. For the three and six months ended March 31, 2018, the Income Incentive Fees irrevocably waived by the Investment Adviser were $1,070 and $1,868, respectively.
The second part of the Incentive Fee, the Capital Gain Incentive Fee, equals (a) 20.0% of the Company’s Capital Gain Incentive Fee Base (as defined below), if any, calculated in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the calendar year ended December 31, 2015, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. The Company’s “Capital Gain Incentive Fee Base” equals (1) the sum of  (i) realized capital gains, if any, on a cumulative positive basis from December 31, 2014, the

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

date the Company elected to become a BDC, through the end of each calendar year, (ii) all realized capital losses on a cumulative basis and (iii) all unrealized capital depreciation on a cumulative basis less (2) all unamortized deferred financing costs, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis.
•
The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company’s portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

•
The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.

•
The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company’s portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

The Capital Gain Incentive Fee is calculated on a cumulative basis from December 31, 2014 through the end of each calendar year. For the three and six months ended March 31, 2019, the accrual for the Capital Gain Incentive Fee was a reversal of  $283 and a reversal of  $1,439, respectively. For the three and six months ended March 31, 2018, the accrual for the Capital Gain Incentive Fee was $660 and $1,173, respectively.
Prior to the closing of a Liquidity Event, the Investment Adviser has agreed to waive that portion of the Capital Gain Incentive Fee, calculated as described above, in excess of 15.0% of the Capital Gain Incentive Fee Base, provided that any amounts so waived shall be deemed to have been paid to the Investment Adviser for purposes of determining the Capital Gain Incentive Fee payable after the closing of a public offering.
For the three and six months ended March 31, 2019, the accrual for the Capital Gain Incentive Fee waiver was a reversal of  $67 and a reversal of  $356, respectively. For the three and six months ended March 31, 2018, the accrual for the Capital Gain Incentive Fee waiver was $165 and $293, respectively.
In accordance with GAAP, the Company is required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis, as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement.
If the Capital Gain Incentive Fee Base, adjusted as required by GAAP to include unrealized capital appreciation, is positive at the end of a period, then GAAP requires the Company to accrue a capital gain incentive fee equal to 15.0% prior to a Liquidity Event (20.0% following a Liquidity Event) of such amount, less the aggregate amount of the actual Capital Gain Incentive Fees paid and capital gain incentive fees accrued under GAAP in all prior periods. If such amount is negative, then there is no accrual for such period. The resulting accrual under GAAP in a given period may result in additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. There can be no assurance that such unrealized capital appreciation will be realized in the future.
For the three and six months ended March 31, 2019, the accrual for the Capital Gain Incentive Fee (net of waiver) was a reversal of  $216 and a reversal of  $1,083, respectively. For the three and six months ended March 31, 2018, the accrual for the Capital Gain Incentive Fee (net of waiver) was $495 and $880, respectively. Changes in the Capital Gain Incentive Fee and Capital Gain Incentive Fee waiver are included in incentive fee and incentive fee waived in the Consolidated Statements of Operations.

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

As of March 31, 2019 and September 30, 2018, included in management and incentive fees payable on the Consolidated Statements of Financial Condition were $1,232 and $2,315, respectively, for cumulative accruals for capital gain incentive fees (net of waiver) under GAAP. There was no Capital Gain Incentive Fee as calculated under the Investment Advisory Agreement (as described above) payable for each of the three and six months ended March 31, 2019 and 2018.
The third part of the Incentive Fee, the Subordinated Liquidation Incentive Fee, equals 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as calculated immediately prior to liquidation; subject, however, to the limit of cumulative Incentive Fees of all types not exceeding the Incentive Fee Cap (as defined below). For purposes of this calculation, “liquidation” will include any merger of the Company with another entity or the acquisition of all or substantially all of the shares of common stock of GCIC in a single or series of related transactions. The Investment Advisory Agreement provides that no Subordinated Liquidation Incentive Fee shall be payable for any liquidation that occurs more than six months after the date of a public offering of securities of GCIC. For periods prior to the closing of a Liquidity Event, the Investment Adviser has agreed to waive that portion of the Subordinated Liquidation Incentive Fee in excess of 10.0% of the net proceeds from liquidation in excess of adjusted capital, as calculated immediately prior to liquidation.
The Company has structured the calculation of the Incentive Fee to include a fee limitation such that an Incentive Fee for any quarter can only be paid to the Investment Adviser if, after such payment, the cumulative Incentive Fees paid to the Investment Adviser since December 31, 2014, would be less than or equal to 20.0% of the Company’s Cumulative Pre-Incentive Fee Net Income (the “Incentive Fee Cap”). Cumulative Pre-Incentive Fee Net Income is equal to the sum of  (a) Pre-Incentive Fee Net Investment Income for each period from December 31, 2014 and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation from December 31, 2014. For periods prior to a Liquidity Event, the Investment Adviser has agreed to irrevocably waive any Incentive Fee payable in excess of 15.0% of the Company’s Cumulative Pre-Incentive Fee Net Income; provided that any amounts so waived shall be deemed to have been paid to the Investment Adviser for purposes of the Incentive Fee Cap after the closing of such Liquidity Event.
The sum of the Income Incentive Fee, the Capital Gain Incentive Fee and the Subordinated Liquidation Incentive Fee is the Incentive Fee. The Company will deposit one-third of each Incentive Fee payment into an escrow account (the “Escrow Account”) administered by The Bank of New York Mellon (the “Escrow Agent”). Assets in the Escrow Account will be held by the Escrow Agent until the closing of a Liquidity Event at which time the Escrow Agent will release the assets to the Investment Adviser. If no Liquidity Event occurs prior to December 31, 2020, the Escrow Agent will return all assets in the Escrow Account to the Company for the benefit of its stockholders.
For the three and six months ended March 31, 2019, the Company deposited $1,137 and $2,371, respectively, into the Escrow Account. For the three and six months ended March 31, 2018, the Company deposited $951 and $1,787, respectively, into the Escrow Account. As of March 31, 2019, the Company has made deposits totaling $10,552 into the Escrow Account.
Administration Agreement:   Under the Administration Agreement, the Administrator furnishes the Company with office facilities and equipment, provides the Company with clerical, bookkeeping and record keeping services at such facilities and provides the Company with other administrative services as the Administrator, subject to review by the Board, determines necessary to conduct the Company’s day-to-day operations. The Company reimburses the Administrator the allocable portion (subject to the review and approval of the Board) of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, fees and expenses associated with performing compliance functions and the Company’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs. The Board reviews such expenses to determine that these expenses,

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

including any allocation of expenses among the Company and other entities for which the Administrator provides similar services, are reasonable and comparable to administrative services charged by unaffiliated third party asset managers. Under the Administration Agreement, the Administrator also provides, on the Company’s behalf, managerial assistance to those portfolio companies to which the Company is required to provide such assistance and will be paid an additional amount based on the cost of the services provided, which amount shall not exceed the amount the Company receives from such portfolio companies.
Included in accounts payable and accrued expenses is $647 and $555 as of March 31, 2019 and September 30, 2018, respectively, for accrued allocated shared services under the Administration Agreement.
Other related party transactions:   The Company agreed to reimburse the Investment Adviser for the organization and offering costs incurred on its behalf up to an aggregate amount of  $700. Organization and offering costs include, among other things, the cost of incorporating the Company, including legal, accounting, regulatory filing and other fees pertaining to the Company’s organization, as well as expenses for the registration and offering of shares of GCIC common stock that were paid by the Investment Adviser on behalf of the Company. As of each of March 31, 2019 and September 30, 2018, the organization and offering costs incurred by the Company totaled $700.
The Administrator pays for certain unaffiliated third-party expenses incurred by the Company. Such expenses include postage, printing, office supplies, rating agency fees and professional fees. These expenses are not marked-up and represent the same amount the Company would have paid had the Company paid the expenses directly. These expenses are subsequently reimbursed in cash.
Total expenses reimbursed to the Administrator during the three and six months ended March 31, 2019 were $758 and $1,005, respectively. Total expenses reimbursed to the Administrator during the three and six months ended March 31, 2018 were $356 and $817, respectively.
As of March 31, 2019 and September 30, 2018, included in accounts payable and accrued expenses were $189 and $247, respectively, for accrued expenses paid on behalf of the Company by the Administrator.
During the three and six months ended March 31, 2019, the Company sold $0 and $0, respectively, of investments and unfunded commitments to GCIC SLF at fair value. During the three and six months ended March 31, 2018, the Company sold $21,003 and $43,759, respectively, of investments and unfunded commitments to GCIC SLF at fair value and recognized $205 and $400, respectively, of net realized gains.
On December 30, 2014, the Investment Adviser transferred 666.670 shares of the Company’s common stock acquired in connection with the Company’s formation to GCOP LLC, an affiliate of the Investment Adviser, for $10. In addition, on December 31, 2014, GCOP LLC entered into a $15,000 subscription agreement to purchase shares of the Company’s common stock in a private placement. As of March 31, 2019, the Company has issued 1,053,110.137 shares of its common stock, including through the DRIP, to GCOP LLC in exchange for aggregate capital contributions totaling $15,797.
On December 31, 2014, GEMS Fund, L.P. (“GEMS”) entered into a $40,000 subscription agreement to purchase shares of the Company’s common stock in a private placement. In connection with the Company’s acquisition of GCIC Holdings and GCIC Funding from GEMS on December 31, 2014, the Company issued 2,666,666.667 shares of its common stock and entered into an $11,820 short-term unsecured promissory note with GEMS (“GEMS Note”) that matured and was paid-off on March 2, 2015. As of March 31, 2019, the Company has issued 3,743,765.738 shares of its common stock, including through the DRIP, to GEMS in exchange for aggregate capital contributions totaling $56,156.
On February 3, 2015, the Company entered into an unsecured revolving credit facility with the Investment Adviser (as amended, the “Revolver”) with a maximum credit limit of  $40,000 and expiration date of February 3, 2018. On February 7, 2018, the Company entered into an amendment to the Revolver to extend the maturity date to February 5, 2021. No other terms of the Revolver changed pursuant to such amendment. Refer to Note 7 for discussion of the Revolver.

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

On June 1, 2015, GEMS Fund 4, L.P, a Delaware limited partnership whose general partner is controlled by the Investment Adviser, entered into a subscription agreement, which was $27,440 as of March 31, 2019, to purchase shares of the Company’s common stock in a private placement. As of March 31, 2019, the Company has issued 1,829,329.064 shares of its common stock to GEMS Fund 4, L.P in exchange for aggregate capital contributions totaling $27,440.
During the three and six months ended March 31, 2019, GCIC SLF incurred an administrative service fee of  $45 and $105, respectively, to reimburse the Administrator for expenses pursuant to an administrative and loan services agreement by and between GCIC SLF and the Administrator. During the three and six months ended March 31, 2018, GCIC SLF incurred an administrative service fee of  $62 and $116, respectively, to reimburse the Administrator for expenses pursuant to an administrative and loan services agreement by and between GCIC SLF and the Administrator.
On November 27, 2018, the Company entered into the Merger Agreement with GBDC, Merger Sub, the Investment Adviser and, for certain limited purposes, the Administrator.
Note 5. Investments
Investments as of March 31, 2019 and September 30, 2018 consisted of the following:
	As of March 31, 2019			As of September 30, 2018
	Principal	Amortized Cost	Fair Value	Principal	Amortized Cost	Fair Value
Senior secured	$254,618	$252,115	$247,279	$216,389	$214,208	$211,035
One stop	1,696,085	1,677,902	1,681,170	1,393,961	1,377,181	1,384,902
Subordinated debt	624	620	730	280	280	280
LLC equity interests in GCIC SLF(1)	N/A	48,356	49,800	N/A	48,356	49,939
Equity	N/A	28,437	37,869	N/A	23,097	28,282
Total	$1,951,327	$2,007,430	$2,016,848	$1,610,630	$1,663,122	$1,674,438

(1)
GCIC SLF’s proceeds from the LLC equity interests invested in GCIC SLF were utilized by GCIC SLF to invest in senior secured loans.

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

The following tables show the portfolio composition by geographic region at amortized cost and fair value as a percentage of total investments in portfolio companies. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.
	As of March 31, 2019		As of September 30, 2018
Amortized Cost:
United States
Mid-Atlantic	$382,580	19.1%	$329,743	19.8%
Midwest	445,497	22.2	367,463	22.1
West	291,602	14.5	238,063	14.3
Southeast	438,001	21.8	357,059	21.5
Southwest	219,145	10.9	162,285	9.7
Northeast	171,193	8.6	175,761	10.6
Canada	52,456	2.6	32,748	2.0
United Kingdom	6,956	0.3	—	—
Total	$2,007,430	100.0%	$1,663,122	100.0%
Fair Value:
United States
Mid-Atlantic	$386,193	19.1%	$333,327	19.9%
Midwest	444,510	22.0	366,439	21.9
West	291,772	14.5	239,414	14.3
Southeast	441,905	21.9	359,417	21.4
Southwest	217,530	10.8	163,550	9.8
Northeast	175,092	8.7	179,255	10.7
Canada	52,684	2.6	33,036	2.0
United Kingdom	7,162	0.4	—	—
Total	$2,016,848	100.0%	$1,674,438	100.0%

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

The industry compositions of the portfolio at amortized cost and fair value as of March 31, 2019 and September 30, 2018 were as follows:
	As of March 31, 2019		As of September 30, 2018
Amortized Cost:
Aerospace and Defense	$26,308	1.3%	$25,704	1.6%
Automobile	25,082	1.3	19,007	1.2
Beverage, Food and Tobacco	102,343	5.1	98,376	5.9
Broadcasting and Entertainment	678	0.0*	682	0.0*
Buildings and Real Estate	58,040	2.9	48,911	2.9
Chemicals, Plastics and Rubber	7,588	0.4	7,595	0.5
Diversified/Conglomerate Manufacturing	53,523	2.7	55,120	3.3
Diversified/Conglomerate Service	680,429	33.9	525,869	31.6
Ecological	23,240	1.2	21,171	1.3
Electronics	156,030	7.8	133,854	8.1
Finance	14,125	0.7	—	—
Grocery	178	0.0*	193	0.0*
Healthcare, Education and Childcare	352,338	17.6	320,847	19.3
Home and Office Furnishings, Housewares, and Durable Consumer	8,260	0.4	8,169	0.5
Hotels, Motels, Inns, and Gaming	—	—	12,268	0.7
Insurance	63,912	3.2	58,813	3.5
Investment Funds and Vehicles	48,356	2.4	48,356	2.9
Leisure, Amusement, Motion Pictures, Entertainment	80,449	4.0	54,920	3.3
Mining, Steel, Iron and Non-Precious Metals	190	0.0*	195	0.0*
Oil and Gas	16,414	0.8	13,733	0.8
Personal and Non Durable Consumer Products (Mfg. Only)	34,984	1.7	30,131	1.8
Personal, Food and Miscellaneous Services	82,940	4.1	75,414	4.5
Printing and Publishing	4,607	0.2	4,627	0.3
Retail Stores	151,243	7.5	87,747	5.3
Telecommunications	6,241	0.3	6,259	0.4
Textiles and Leather	1,879	0.1	1,885	0.1
Utilities	8,053	0.4	3,276	0.2
Total	$2,007,430	100.0%	$1,663,122	100.0%

*
Represents an amount less than 0.1%

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

	As of March 31, 2019		As of September 30, 2018
Fair Value:
Aerospace and Defense	$26,937	1.3%	$26,445	1.6%
Automobile	25,422	1.3	19,208	1.1
Beverage, Food and Tobacco	103,573	5.2	99,054	5.9
Broadcasting and Entertainment	680	0.0*	683	0.1
Buildings and Real Estate	56,977	2.8	48,701	2.9
Chemicals, Plastics and Rubber	7,664	0.4	7,607	0.5
Diversified/Conglomerate Manufacturing	53,199	2.6	54,681	3.3
Diversified/Conglomerate Service	689,436	34.2	532,571	31.8
Ecological	23,577	1.2	21,416	1.3
Electronics	157,942	7.8	136,119	8.1
Finance	14,195	0.7	—	—
Grocery	160	0.0*	191	0.0*
Healthcare, Education and Childcare	344,156	17.1	316,305	18.8
Home and Office Furnishings, Housewares, and Durable Consumer	7,975	0.4	8,194	0.5
Hotels, Motels, Inns, and Gaming	—	—	12,438	0.7
Insurance	64,895	3.2	59,643	3.6
Investment Funds and Vehicles	49,800	2.5	49,939	3.0
Leisure, Amusement, Motion Pictures and Entertainment	80,165	4.0	55,000	3.3
Mining, Steel, Iron and Non-Precious Metals	191	0.0*	196	0.0*
Oil and Gas	16,628	0.8	13,881	0.8
Personal and Non-Durable Consumer Products (Mfg. Only)	35,190	1.7	30,283	1.8
Personal, Food and Miscellaneous Services	84,430	4.2	76,775	4.6
Printing and Publishing	4,531	0.2	4,568	0.3
Retail Stores	152,957	7.6	89,072	5.3
Telecommunications	6,308	0.3	6,340	0.4
Textiles and Leather	1,825	0.1	1,834	0.1
Utilities	8,035	0.4	3,294	0.2
Total	$2,016,848	100.0%	$1,674,438	100.0%

*
Represents an amount less than 0.1%.

GCIC Senior Loan Fund LLC:
The Company co-invests with Aurora, a wholly-owned subsidiary of RGA Reinsurance Company, in senior secured loans through GCIC SLF, an unconsolidated Delaware LLC. GCIC SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect of GCIC SLF must be approved by the GCIC SLF investment committee consisting of two representatives of each of the Company and Aurora (with unanimous approval required from (i) one representative of each of the Company and Aurora or (ii) both representatives of each of the Company and Aurora). GCIC SLF may

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

cease making new investments upon notification of either member but operations will continue until all investments have been sold or paid-off in the normal course of business. Investments held by GCIC SLF are measured at fair value by GCIC SLF using the same valuation methodologies as described in Note 6.
As of March 31, 2019 and September 30, 2018, GCIC SLF was capitalized by LLC equity interest subscriptions from its members. As of March 31, 2019 and September 30, 2018, the Company and Aurora owned 87.5% and 12.5%, respectively, of the LLC equity interests of GCIC SLF. GCIC SLF’s profits and losses are allocated to the Company and Aurora in accordance with their respective ownership interests.
GCIC SLF has entered into a senior secured revolving credit facility (as amended, the “GCIC SLF Credit Facility”) with Wells Fargo Bank, N.A. through its wholly-owned subsidiary GCIC Senior Loan Fund II LLC (“GCIC SLF II”), which as of March 31, 2019 allowed GCIC SLF II to borrow up to $68,020 at any one time outstanding, subject to leverage and borrowing base restrictions.
On November 19, 2018, GCIC SLF II entered into an amendment to the documents governing the GCIC SLF Credit Facility which, among other things, allowed for one final advance to the borrowing base for $3,094, decreased the size of the GCIC SLF Credit Facility from $150,000 to advances outstanding and reduced interest from one-month LIBOR plus 2.15% to one-month LIBOR plus 2.05%. The other material terms of the GCIC SLF Credit Facility were unchanged.
As of March 31, 2019 and September 30, 2018, GCIC SLF had the following commitments from its members (in the aggregate):
	As of March 31, 2019		As of September 30, 2018
	Committed	Funded(1)	Committed	Funded(1)
LLC equity commitments	$125,000	$55,264	$125,000	$55,264
Total	$125,000	$55,264	$125,000	$55,264

(1)
Funded LLC equity commitments are presented net of return of capital distributions subject to recall.

As of March 31, 2019 and September 30, 2018, GCIC SLF had total assets at fair value of  $124,955 and $136,557, respectively. As of March 31, 2019 and September 30, 2018, GCIC SLF did not have any investments on non-accrual status. The portfolio companies in GCIC SLF are in industries and geographies similar to those in which the Company may invest directly. Additionally, as of March 31, 2019 and September 30, 2018, GCIC SLF had commitments to fund various undrawn revolvers and delayed draw investments to its portfolio companies totaling $7,776 and $11,524 respectively.
Below is a summary of GCIC SLF’s portfolio, followed by a listing of the individual investments in GCIC SLF’s portfolio as of March 31, 2019 and September 30, 2018:
	As of March 31, 2019	As of September 30, 2018
Senior secured loans(1)	$119,879	$134,270
Weighted average current interest rate on senior secured loans(2)	7.6%	7.4%
Number of borrowers in GCIC SLF	30	33
Largest portfolio company investments(1)	$8,504	$8,357
Total of five largest portfolio company investments(1)	$34,950	$33,966

(1)
At principal amount.

(2)
Computed as the (a) annual stated interest rate on accruing senior secured loans divided by (b) total senior secured loans at principal amount.

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

GCIC SLF Investment Portfolio as of March 31, 2019

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)	Fair Value(2)
1A Smart Start LLC(3)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	7.0%	$1,920	$1,915
Boot Barn, Inc.(3)	Retail Stores	Senior loan	06/2021	7.1	5,001	5,001
Brandmuscle, Inc.	Printing and Publishing	Senior loan	12/2021	7.4	3,800	3,797
Brandmuscle, Inc.	Printing and Publishing	Senior loan	12/2021	N/A(4)	—	—
Captain D’s, LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2023	7.0	5,822	5,822
Captain D’s, LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2023	8.2	25	25
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	7.8	2,018	2,018
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	7.8	1,017	1,017
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	8.1	2,063	2,063
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	8.1	1,037	1,037
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	8.1	58	58
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	8.1	40	40
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	N/A(4)	—	—
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.4	2,841	2,756
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.4	1,142	1,108
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.4	588	570
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.5	369	358
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.4	200	194
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.4	89	87
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.4	85	83
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.5	20	19
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	Senior loan	01/2020	7.5	1,991	1,991
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	Senior loan	01/2020	N/A(4)	—	—
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	8.4	2,649	2,649
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	8.4	736	736
Flexan, LLC(3)	Chemicals, Plastics and Rubber	Senior loan	02/2020	10.0	220	220
G & H Wire Company, Inc(3)	Healthcare, Education and Childcare	Senior loan	09/2023	8.3	5,740	5,740
Gamma Technologies, LLC(3)	Electronics	Senior loan	06/2024	8.0	4,356	4,356
III US Holdings, LLC	Diversified/Conglomerate Service	Senior loan	09/2022	8.6	4,452	4,452
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	03/2024	6.9	1,968	1,968
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	03/2024	6.9	102	102
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	03/2024	6.9	55	55
Mediaocean LLC(5)	Diversified/Conglomerate Service	Senior loan	08/2020	N/A(4)	—	(1)
Mills Fleet Farm Group LLC(3)	Retail Stores	Senior loan	10/2024	8.8	5,985	5,985
NBC Intermediate, LLC	Beverage, Food and Tobacco	Senior loan	09/2023	6.8	2,565	2,565
NBC Intermediate, LLC	Beverage, Food and Tobacco	Senior loan	09/2023	N/A(4)	—	—
Pasternack Enterprises, Inc. and Fairview Microwave, Inc(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2025	6.5	4,938	4,938
Polk Acquisition Corp.(3)	Automobile	Senior loan	06/2022	7.9	8,168	8,004
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	8.3	95	93
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	7.9	52	51
Pyramid Healthcare, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2020	9.1	2,438	2,438
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2020	9.0	369	369
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2020	9.1	147	147
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2020	10.8	14	14
Reladyne, Inc.(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2022	7.8	5,939	5,939
Reladyne, Inc.(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2022	7.6	1,155	1,155
Reladyne, Inc.(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2022	7.8	624	624
Reladyne, Inc.(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2022	7.8	540	540
Reladyne, Inc.(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2022	7.8	246	246
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2022	6.9	3,272	3,272
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2021	N/A(4)	—	—
Rubio’s Restaurants, Inc(3)	Beverage, Food and Tobacco	Senior loan	10/2019	7.9	1,650	1,567
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior loan	04/2019	7.8	1,242	1,242

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)	Fair Value(2)
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior loan	04/2019	8.0%	$411	$411
SEI, Inc.(3)	Electronics	Senior loan	07/2023	7.5	4,761	4,761
SEI, Inc.	Electronics	Senior loan	07/2023	N/A(4)	—	—
Self Esteem Brands, LLC(3)	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	02/2022	6.8	5,487	5,432
Self Esteem Brands, LLC(5)	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	02/2022	N/A(4)	—	(8)
Summit Behavioral Healthcare, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2023	7.4	5,925	5,925
Summit Behavioral Healthcare, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2023	7.4	292	292
Summit Behavioral Healthcare, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2023	7.5	82	82
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	8.6	1,018	916
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	8.6	798	718
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	8.6	143	129
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	8.6	53	48
Upstream Intermediate, LLC	Healthcare, Education and Childcare	Senior loan	01/2024	6.5	3,558	3,558
WHCG Management, LLC(3)	Healthcare, Education and Childcare	Senior loan	03/2023	7.6	2,168	2,038
WHCG Management, LLC(3)	Healthcare, Education and Childcare	Senior loan	03/2023	N/A(4)	—	—
WIRB-Copernicus Group, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2022	6.8	5,340	5,340
					$119,879	$119,067

(1)
Represents the weighted average annual current interest rate as of March 31, 2019. All interest rates are payable in cash.

(2)
Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.

(3)
The Company also holds a portion of the first lien senior secured loan in this portfolio company.

(4)
The entire commitment was unfunded as of March 31, 2019. As such, no interest is being earned on this investment. The investment may be subject to an unused facility fee.

(5)
The negative fair value is the result of the unfunded commitment being valued below par.

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

GCIC SLF Investment Portfolio as of September 30, 2018

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)	Fair Value(2)
1A Smart Start LLC	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	7.0%	$1,337	$1,344
1A Smart Start LLC(3)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	6.7	595	596
Aimbridge Hospitality, LLC(3)	Hotels, Motels, Inns, and Gaming	Senior loan	06/2022	7.2	5,940	5,940
Aimbridge Hospitality, LLC(3)	Hotels, Motels, Inns, and Gaming	Senior loan	06/2022	7.2	237	237
Boot Barn, Inc.	Retail Stores	Senior loan	06/2021	6.9	5,001	5,001
Brandmuscle, Inc.	Printing and Publishing	Senior loan	12/2021	7.1	4,023	4,020
Captain D’s, LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2023	6.7	5,947	5,947
Captain D’s, LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2023	7.9	23	23
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	7.9	2,028	1,988
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	7.9	1,022	1,001
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	7.9	2,074	2,074
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	7.9	1,043	1,043
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	7.9	58	58
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	7.9	40	40
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.1	3,062	3,062
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.1	1,231	1,231
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.1	634	634
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.1	216	216
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.1	96	96
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.1	92	92
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	Senior loan	01/2020	7.5	2,026	2,026
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	8.1	2,662	2,662
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	8.1	739	739
Flexan, LLC(3)	Chemicals, Plastics and Rubber	Senior loan	02/2020	9.8	136	136
G & H Wire Company, Inc(3)	Healthcare, Education and Childcare	Senior loan	09/2023	8.0	5,769	5,769
Gamma Technologies, LLC(3)	Electronics	Senior loan	06/2024	7.7	4,378	4,378
III US Holdings, LLC	Diversified/Conglomerate Service	Senior loan	09/2022	9.0	4,887	4,887
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	03/2024	6.7	1,973	1,973
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	03/2024	6.7	103	103
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	03/2024	6.7	55	55
Mills Fleet Farm Group LLC(3)	Retail Stores	Senior loan	02/2022	7.7	6,000	6,000
NBC Intermediate, LLC(3)	Beverage, Food and Tobacco	Senior loan	09/2023	6.5	2,634	2,608
NBC Intermediate, LLC(3)	Beverage, Food and Tobacco	Senior loan	09/2023	8.5	5	4
Pasternack Enterprises, Inc. and Fairview Microwave, Inc(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2025	6.2	4,963	4,938
Polk Acquisition Corp.(3)	Automobile	Senior loan	06/2022	7.2	8,211	8,211
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	7.5	93	93
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	7.2	53	53
Pyramid Healthcare, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2019	8.8	2,451	2,451
Pyramid Healthcare, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2019	8.8	166	166
Pyramid Healthcare, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2019	8.8	148	148
Pyramid Healthcare, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2019	8.8	109	109
Reladyne, Inc.(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2022	7.3	5,970	5,970
Reladyne, Inc.(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2022	7.3	626	626
Reladyne, Inc.(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2022	7.3	543	543
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2022	6.7	3,289	3,281
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2021	6.8	17	17
Rubio’s Restaurants, Inc(3)	Beverage, Food and Tobacco	Senior loan	10/2019	7.6	1,659	1,659
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior loan	04/2019	7.6	1,311	1,311
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior loan	04/2019	7.6	257	257
Saldon Holdings, Inc.(3)	Diversified/Conglomerate Service	Senior loan	09/2022	6.4	1,893	1,884
SEI, Inc.(3)	Electronics	Senior loan	07/2023	7.5	5,178	5,178

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)	Fair Value(2)
Self Esteem Brands, LLC(3)	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	02/2020	7.0%	$5,776	$5,776
Summit Behavioral Healthcare, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2023	7.1	5,955	5,955
Summit Behavioral Healthcare, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2023	7.1	292	292
Summit Behavioral Healthcare, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2023	7.1	46	46
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	6.9	1,086	1,064
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	6.9	851	834
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	7.1	156	153
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	7.1	58	57
Upstream Intermediate, LLC(3)	Healthcare, Education and Childcare	Senior loan	01/2024	6.6	3,576	3,576
Vendor Credentialing Service LLC(3)	Diversified/Conglomerate Service	Senior loan	11/2021	8.0	5,924	5,924
WHCG Management, LLC(3)	Healthcare, Education and Childcare	Senior loan	03/2023	7.4	2,180	2,180
WIRB-Copernicus Group, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2022	6.5	5,367	5,367
					$134,270	$134,102

(1)
Represents the weighted average annual current interest rate as of September 30, 2018.

(2)
Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.

(3)
The Company also holds a portion of the senior secured loan in this portfolio company.

As of March 31, 2019, the Company has committed to fund $109,375 of LLC equity interest subscriptions to GCIC SLF. As of March 31, 2019 and September 30, 2018, $48,356 and $48,356, respectively, of the Company’s LLC equity interest subscriptions to GCIC SLF had been called and contributed, net of return of capital distributions subject to recall. For the three and six months ended March 31, 2019, the Company received $1,192 and $2,228, respectively, in dividend income from the GCIC SLF LLC equity interests. For the three and six months ended March 31, 2018, the Company received $1,294 and $2,424, respectively, in dividend income from the GCIC SLF LLC equity interests.
See below for certain summarized financial information for GCIC SLF as of March 31, 2019 and September 30, 2018 and for the three and six months ended March 31, 2019 and 2018:
	As of March 31, 2019	As of September 30, 2018
Selected Balance Sheet Information:
Investments, at fair value	$119,067	$134,102
Cash and other assets	5,888	2,455
Total assets	$124,955	$136,557
Senior credit facility	$68,020	$79,650
Unamortized debt issuance costs	(440)	(569)
Other liabilities	462	403
Total liabilities	68,042	79,484
Members’ equity	56,913	57,073
Total liabilities and members’ equity	$124,955	$136,557

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

	Three months ended March 31,		Six months ended March 31,
	2019	2018	2019	2018
Selected Statement of Operations Information:
Interest income	$2,450	$3,222	$5,023	$6,033
Fee income	—	—	—	7
Total investment income	2,450	3,222	5,023	6,040
Interest and other debt financing expenses	877	1,283	1,831	2,476
Administrative service fee	45	62	105	116
Other expenses	25	24	50	58
Total expenses	947	1,369	1,986	2,650
Net investment income	1,503	1,853	3,037	3,390
Net change in unrealized appreciation (depreciation) on investments	(448)	467	(650)	1,072
Net increase in members’ equity	$1,055	$2,320	$2,387	$4,462
Note 6. Fair Value Measurements
The Company follows ASC Topic 820 for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Assets and liabilities are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. The three levels are defined as follows:
Level 1:
Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2:
Inputs include quoted prices for similar assets or liabilities in active markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the assets or liabilities.

Level 3:
Inputs include significant unobservable inputs for the assets or liabilities and include situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability. The Company assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the three and six months ended March 31, 2019 and 2018. The following section describes the valuation techniques used by the Company to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Investments
Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with approximately 25% (based on the number of portfolio companies) of the Company’s valuations of debt and equity investments without readily available market quotations subject to review by an independent valuation firm. All investments as of March 31, 2019 and September 30, 2018, with the exception of money market funds included in cash and cash equivalents and restricted cash and cash equivalents (Level 1 investments) and investments measured at fair value using the NAV per share (or its equivalent) of the underlying investment company as a practical expedient, were valued using Level 3 inputs.
When determining fair value of Level 3 debt and equity investments, the Company may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, and changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s net income before net interest expense, income tax expense, depreciation and amortization (“EBITDA”). A portfolio company’s EBITDA may include pro forma adjustments for items such as acquisitions, divestitures, or expense reductions. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Company will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Company uses a market interest rate yield analysis to determine fair value.
In addition, for certain debt investments, the Company may base its valuation on indicative bid and ask prices provided by an independent third party pricing service. Bid prices reflect the highest price that the Company and others may be willing to pay. Ask prices represent the lowest price that the Company and others may be willing to accept. The Company generally uses the midpoint of the bid/ask range as its best estimate of fair value of such investment.
Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.
The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

The following tables present fair value measurements of the Company’s investments and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value as of March 31, 2019 and September 30, 2018:
As of March 31, 2019	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Total
Assets, at fair value:
Debt investments(1)	$—	$—	$1,929,179	$1,929,179
Equity investments(1)	—	—	37,869	37,869
Money market funds(1)(2)	3	—	—	3
Investment measured at NAV(3)(4)	—	—	—	49,800
Total assets, at fair value:	$3	$—	$1,967,048	$2,016,851

As of September 30, 2018	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Total
Assets, at fair value:
Debt investments(1)	$—	$—	$1,596,217	$1,596,217
Equity investments(1)	—	—	28,282	28,282
Money market funds(1)(2)	668	—	—	668
Investment measured at NAV(3)(4)	—	—	—	49,939
Total assets, at fair value:	$668	$—	$1,624,499	$1,675,106

(1)
Refer to the Consolidated Schedules of Investments for further details.

(2)
Included in cash and cash equivalents on the Consolidated Statements of Financial Condition.

(3)
Certain investments that are measured at fair value using the NAV per share (or its equivalent) of the underlying investment company as a practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Financial Condition.

(4)
Represents the Company’s investment in LLC equity interests in GCIC SLF. The fair value of this investment has been determined using the NAV of the Company’s ownership interest in members’ capital.

The net change in unrealized appreciation (depreciation) for the three and six months ended March 31, 2019, reported within the net change in unrealized appreciation (depreciation) on investments and foreign currency translation in the Company’s Consolidated Statements of Operations attributable to the Company’s Level 3 assets held as of March 31, 2019 was $352 and $4,915, respectively. The net change in unrealized appreciation (depreciation) attributable to the Company’s Level 3 assets held as of March 31, 2018 for the three and six months ended March 31, 2018 reported within the net change in unrealized appreciation (depreciation) on investments and foreign currency translation in the Company’s Consolidated Statements of Operations attributable to the Company’s Level 3 assets held as of March 31, 2018 was $3,111 and $4,872, respectively.

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

The following tables present the changes in investments measured at fair value using Level 3 inputs for the six months ended March 31, 2019 and 2018:
	For the six months ended March 31, 2019
	Debt Investments	Equity Investments	Total Investments
Fair value, beginning of period	$1,596,217	$28,282	$1,624,499
Net change in unrealized appreciation (depreciation) on investments	(6,006)	4,247	(1,759)
Realized gain (loss) on investments	(651)	(291)	(942)
Funding of (proceeds from) revolving loans, net	1,810	—	1,810
Fundings of investments	413,647	6,388	420,035
PIK interest	771	—	771
Proceeds from principal payments and sales of portfolio investments	(80,351)	(757)	(81,108)
Accretion of discounts and origination fees	3,742	—	3,742
Fair value, end of period	$1,929,179	$37,869	$1,967,048

	For the six months ended March 31, 2018
	Debt Investments	Equity Investments	Total Investments
Fair value, beginning of period	$1,326,950	$20,647	$1,347,597
Net change in unrealized appreciation (depreciation) on investments	720	2,752	3,472
Realized gain (loss) on investments on foreign currency transactions	(357)	468	111
Funding of (proceeds from) revolving loans, net	(774)	—	(774)
Fundings of investments	344,460	3,072	347,532
PIK interest	919	—	919
Proceeds from principal payments and sales of portfolio investments	(190,713)	(1,175)	(191,888)
Accretion of discounts and origination fees	4,171	—	4,171
Fair value, end of period	$1,485,376	$25,764	$1,511,140

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

The following tables present quantitative information about the significant unobservable inputs of the Company’s Level 3 investments as of March 31, 2019 and September 30, 2018:
Quantitative information about Level 3 Fair Value Measurements
	Fair value as of March 31, 2019	Valuation Techniques	Unobservable Input	Range (Weighted Average)(1)
Assets:
Senior secured loans(2)(3)	$224,277	Market rate approach	Market interest rate	4.3% – 9.3% (7.2%)
		Market comparable companies	EBITDA multiples	6.0x – 22.7x (11.7x)
	18,363	Market comparable	Broker/dealer bids or quotes	N/A
One stop loans(2)(4)(5)	1,680,952	Market rate approach	Market interest rate	5.5% – 13.9% (8.7%)
		Market comparable companies	EBITDA multiples	4.5x – 35.0x (14.5x)
			Revenue multiples	1.5x – 9.2x (5.4x)
Subordinated debt(2)(6)	730	Market rate approach	Market interest rate	6.0% – 19.5% (8.2%)
		Market comparable companies	EBITDA multiples	9.0x – 13.0x (11.6x)
			Revenue multiples	3.0x – 3.2x (3.1x)
Equity(7)(8)	32,643	Market comparable companies	EBITDA multiples	4.5x – 30.5x (15.8x)
	5,226		Revenue multiples	1.5x – 6.0x (3.8x)

(1)
Unobservable inputs were weighted by the relative fair value of the instruments.

(2)
The fair value of this asset class was determined using the market rate and market comparable approaches, as applicable, as the investments in this asset class were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value as of March 31, 2019 was determined using the market rate and market comparable approaches, as applicable.

(3)
Excludes $4,639 of non-accrual loans at fair value, which the Company valued using the market comparable companies approach.

(4)
Excludes $218 of non-accrual loans at fair value, which the Company valued using the market comparable companies approach.

(5)
The Company valued $1,501,024 and $179,928 of one stop loans using EBITDA and revenue multiples, respectively. All one stop loans were also valued using the market rate approach.

(6)
The Company valued $181 and $549 of subordinated debt using EBITDA and revenue multiples, respectively. All subordinated debt was also valued using the market rate approach.

(7)
Excludes $49,800 of LLC equity interests in GCIC SLF at fair value, which the Company valued using the NAV.

(8)
The Company valued $32,643 and $5,226 of equity investments using EBITDA and revenue multiples, respectively.

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Quantitative information about Level 3 Fair Value Measurements
	Fair value as of September 30, 2018	Valuation Techniques	Unobservable Input	Range (Weighted Average)(1)
Assets:
Senior secured loans(2)(3)	$202,503	Market rate approach	Market interest rate	4.3% – 9.9% (7.3%)
		Market comparable companies	EBITDA multiples	5.0x – 15.0x (11.7x)
	4,054	Market comparable	Broker/dealer bids or quotes	N/A
One stop loans(2)(4)(5)	$1,384,183	Market rate approach	Market interest rate	2.0% – 13.8% (8.7%)
		Market comparable companies	EBITDA multiples	4.5x – 35.0x (14.0x)
			Revenue multiples	1.3x – 10.2x (4.8x)
Subordinated debt(2)(6)	$280	Market rate approach	Market interest rate	8.0% – 19.5% (10.5%)
		Market comparable companies	EBITDA multiples	11.0x
			Revenue multiples	5.1x
Equity(7)(8)	$28,282	Market comparable companies	EBITDA multiples	4.5x – 28.5x (14.6x)
			Revenue multiples	1.3x – 10.2x (4.5x)

(1)
Unobservable inputs were weighted by the relative fair value of the instruments.

(2)
The fair value of this asset class was determined using the market rate and market comparable approaches, as applicable, as the investments in this asset class were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value as of September 30, 2018 was determined using the market rate and market comparable approaches, as applicable.

(3)
Excludes $4,478 of non-accrual loans at fair value, which the Company valued using the market comparable companies approach.

(4)
Excludes $719 of non-accrual loans at fair value, which the Company valued using the market comparable companies approach.

(5)
The Company valued $1,249,310 and $134,873 of one stop loans using EBITDA and revenue multiples, respectively. All one stop loans were also valued using the market rate approach.

(6)
The Company valued $62 and $218 of subordinated debt using EBITDA and revenue multiples, respectively. All subordinated debt was also valued using the market rate approach.

(7)
Excludes $49,939 of LLC equity interests in GCIC SLF at fair value, which the Company valued using the NAV.

(8)
The Company valued $24,274 and $4,008 of equity investments using EBITDA and revenue multiples, respectively.

The above tables are not intended to be all-inclusive but rather to provide information on significant unobservable inputs and valuation techniques used by the Company.
The significant unobservable inputs used in the fair value measurement of the Company’s debt and equity investments are EBITDA multiples, revenue multiples and market interest rates. The Company uses EBITDA multiples and, to a lesser extent, revenue multiples on its debt and equity investments to determine any credit gains or losses. Increases or decreases in either of these inputs in isolation would have resulted in a significantly lower or higher fair value measurement. The Company uses market interest rates for loans to

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

determine if the effective yield on a loan is commensurate with the market yields for that type of loan. If a loan’s effective yield was significantly less than the market yield for a similar loan with a similar credit profile, then the resulting fair value of the loan may have been lower.
Other Financial Assets and Liabilities
ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. As a result, with the exception of the line item titled “debt” which is reported at cost, all assets and liabilities approximate fair value on the Consolidated Statements of Financial Condition due to their short maturity. Fair value of the Company’s debt is estimated using Level 3 inputs by discounting remaining payments using comparable market rates or market quotes for similar instruments at the measurement date, if available.
The following are the carrying values and fair values of the Company’s debt as of March 31, 2019 and September 30, 2018. Fair value is estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if available.
	As of March 31, 2019		As of September 30, 2018
	Carrying Value	Fair Value	Carrying Value	Fair Value
Debt	$993,713	$988,397	$762,330	$762,330
Note 7. Borrowings
In accordance with the 1940 Act, with certain limited exceptions, the Company is currently allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. The Small Business Credit Availability Act (“SBCAA”), which was signed into law on March 23, 2018, among other things, amended Section 61(a) of the 1940 Act to add a new Section 61(a)(2) that reduces the asset coverage requirement applicable to business development companies from 200% to 150% so long as the business development company meets certain disclosure requirements, obtains certain approvals and, in the case of unlisted business development companies, makes an offer to repurchase the shares of its stockholders. The reduced asset coverage requirement would permit a business development company to have a ratio of total consolidated assets to outstanding indebtedness of 2:1 as compared to a maximum of 1:1 under the 200% asset coverage requirement. Effectiveness of the reduced asset coverage requirement to a business development company requires approval by either (1) a “required majority,” as defined in Section 57(o) of the 1940 Act, of such business development company’s board of directors with effectiveness one year after the date of such approval or (2) a majority of votes cast at a special or annual meeting of such business development company’s stockholders at which a quorum is present, which is effective the day after such stockholder approval. The Company has not sought or obtained either approval and, as a result, remains subject to the 200% asset coverage requirement under the 1940 Act. As of March 31, 2019, the Company’s asset coverage for borrowed amounts was 209.5%.
Debt Securitizations:   On August 16, 2016, the Company completed a $410,086 term debt securitization (the “GCIC 2016 Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations (“CLOs”) and are a form of secured financing incurred by the Company, which is consolidated by the Company and subject to the Company’s overall asset coverage requirements. The notes (“GCIC 2016 Notes”) offered in the GCIC 2016 Debt Securitization were issued by the GCIC 2016 Issuer and are secured by a diversified portfolio of senior secured and second lien loans held by the GCIC 2016 Issuer. Through December 13, 2018, the GCIC 2016 Debt Securitization consisted of  $220,000 of Aaa/AAA Class A GCIC 2016 Notes and $32,500 of Aa1 Class B GCIC 2016 Notes. In partial consideration for the loans transferred to the GCIC 2016 Issuer as part of the GCIC 2016 Debt Securitization, the Company received and retained $42,300 of Class C GCIC 2016 Notes, $28,600 of Class D GCIC 2016 Notes and $86,686 of LLC equity interests in the GCIC 2016 Issuer. On December 13, 2018, in connection with a new term debt securitization, the GCIC 2016 Issuer redeemed the outstanding

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

GCIC 2016 Notes pursuant to the terms of the indenture governing such GCIC 2016 Notes. Following such redemption, the agreements governing the GCIC 2016 Debt Securitization were terminated. The Class A and Class B GCIC 2016 Notes are included in the September 30, 2018 Consolidated Statement of Financial Condition as debt of the Company and the Class C GCIC 2016 Notes, Class D GCIC 2016 Notes and LLC equity interests were eliminated in consolidation.
As of March 31, 2019, the GCIC 2016 Notes were no longer outstanding. As of September 30, 2018, there were 93 portfolio companies with a total fair value of  $397,419 securing the GCIC 2016 Notes. The pool of loans in the GCIC 2016 Debt Securitization was required to meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.
The interest charged under the GCIC 2016 Debt Securitization was based on three-month LIBOR. For the three and six months ended March 31, 2019, the components of interest expense, cash paid for interest, annualized average interest rates and average outstanding balances for the GCIC 2016 Debt Securitization were as follows:
	For the three months ended March 31,		For the six months ended March 31,
	2019	2018	2019	2018
Stated interest expense	$—	$2,452	$2,418	$4,789
Amortization of debt issuance costs	—	188	1,419	381
Total interest and other debt financing expenses	$—	$2,640	$3,837	$5,170
Cash paid for interest expense	$—	$2,359	$4,161	4,664
Annualized average stated interest rate	N/A	3.9%	4.8%	3.8%
Average outstanding balance	$—	$252,500	101,277	252,500
On December 13, 2018, the Company completed a $908,195 term debt securitization (the “GCIC 2018 Debt Securitization”). The notes offered in the GCIC 2018 Debt Securitization (the “GCIC 2018 Notes”) were issued by the GCIC 2018 Issuer, a subsidiary of GCIC 2018 CLO Depositor, and are secured by a diversified portfolio of senior secured and second lien loans. The GCIC 2018 Debt Securitization consists of  $490,000 of AAA/AAA Class A-1 GCIC 2018 Notes, $38,500 of AAA Class A-2 GCIC 2018 Notes, and $18,000 of AA Class B-1 GCIC 2018 Notes. In partial consideration for the loans transferred to the GCIC 2018 Issuer as part of the GCIC 2018 Debt Securitization, the GCIC 2018 CLO Depositor received and retained $27,000 of Class B-2 GCIC 2018 Notes, $95,000 of Class C GCIC 2018 Notes and $60,000 of Class D GCIC 2018 Notes and $179,695 of Subordinated GCIC 2018 Notes. The Class A-1, Class A-2 and Class B-1 GCIC 2018 Notes are included in the March 31, 2019 Consolidated Statement of Financial Condition as debt of the Company. As of March 31, 2019 the Class B-2, Class C and Class D GCIC 2018 Notes and the Subordinated GCIC 2018 Notes were eliminated in consolidation.
Through January 20, 2023, all principal collections received on the underlying collateral may be used by the GCIC 2018 Issuer to purchase new collateral under the direction of the Investment Adviser in its capacity as collateral manager of the GCIC 2018 Issuer and in accordance with the Company’s investment strategy, allowing the Company to maintain the initial leverage in the GCIC 2018 Debt Securitization. The GCIC 2018 Notes are scheduled to mature on January 20, 2031, and the Subordinated GCIC 2018 Notes are scheduled to mature on December 13, 2118.
Two loan sale agreements govern the GCIC 2018 Debt Securitization. One of the loan sale agreements provided for the sale of assets upon the closing of the GCIC 2018 Debt Securitization to satisfy risk retention requirements. Under the terms of the loan sale agreement governing the GCIC 2018 Debt Securitization, the Company agreed to directly or indirectly through the GCIC 2018 CLO Depositor sell or contribute certain senior secured and second lien loans (or participation interests therein) to the GCIC 2018 Issuer.

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

As of March 31, 2019, there were 121 portfolio companies with a total fair value of  $883,420 securing the GCIC 2018 Notes. The pool of loans in the GCIC 2018 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.
The interest charged under the GCIC 2018 Debt Securitization is based on three-month LIBOR. The three-month LIBOR in effect as of March 31, 2019 based on the last interest rate reset was 2.59%. For the three and six months ended March 31, 2019 the components of interest expense, cash paid for interest, annualized average interest rates and average outstanding balances for the GCIC 2018 Debt Securitization were as follows:
	For the three months ended March 31,		For the six months ended March 31,
	2019	2018	2019	2018
Stated interest expense	$5,805	$—	$6,965	$—
Amortization of debt issuance costs	187	—	226	—
Total interest and other debt financing expenses	$5,992	$—	$7,191	$—
Cash paid for interest expense	$—	$—	$—	$—
Annualized average stated interest rate	4.3%	N/A	4.3%	N/A
Average outstanding balance	$546,500	$—	$327,300	$—
As of March 31, 2019, the classes, amounts, ratings and interest rates (expressed as a spread to three-month LIBOR, as applicable) of the Class A-1 GCIC 2018 Notes, Class A-2 GCIC 2018 Notes, and Class B-1 GCIC 2018 Notes were as follows:
Description	Class A-1 GCIC 2018 Notes	Class A-2 GCIC 2018 Notes	Class B-1 GCIC 2018 Notes
Type	Senior Secured Floating Rate	Senior Secured Fixed Rate	Senior Secured Floating Rate
Amount Outstanding	$490,000	$38,500	$18,000
Fitch’s Rating	“AAA”	“NR”	“NR”
S&P Rating	“AAA”	“AAA”	“AA”
Interest Rate	LIBOR + 1.48%	4.67%	LIBOR + 2.25%
The Investment Adviser served as collateral manager to the GCIC 2016 Issuer and serves as collateral manager to the GCIC 2018 Issuer under separate collateral management agreements and receives a fee for providing these services. The total fees payable by the Company under its Investment Advisory Agreement are reduced by an amount equal to the total aggregate fees that are paid to the Investment Adviser by the GCIC 2016 Issuer and the GCIC 2018 Issuer for rendering such collateral management services.
As part of each of the 2016 GCIC Debt Securitization and the 2018 GCIC Debt Securitization, GCIC entered into master loan sale agreements under which GCIC agreed to directly or indirectly sell or contribute certain senior secured and second lien loans (or participation interests therein) to the 2016 GCIC Issuer and the 2018 GCIC Issuer, as applicable, and to purchase or otherwise, directly or indirectly, acquire the Class C GCIC 2016 Notes, Class D GCIC 2016 Notes, LLC equity interests in the GCIC 2016 Issuer, Class B-2 GCIC 2018 Notes, Class C GCIC 2018 Notes, Class D GCIC 2018 Notes and Subordinated GCIC 2018 Notes, as applicable. As of December 31, 2018, the GCIC 2016 Notes were no longer outstanding and the GCIC 2018 Notes (other than the Subordinated GCIC 2018 Notes) were the secured obligations of the GCIC 2018 Issuer. The indenture that governed the GCIC 2016 Notes and the indenture governing the GCIC 2018 Notes each include customary covenants and events of default.

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Revolving Credit Facilities:   On December 31, 2014, as part of the Company’s acquisition of GCIC Funding as part of its formation transactions, the Company and GCIC Funding entered into an amendment to the senior secured revolving credit facility (as amended, the “Credit Facility”) with Wells Fargo Bank, N.A., as the swingline lender, collateral agent, account bank, collateral custodian, and administrative agent. On February 8, 2019, GCIC Funding, as permitted under the terms of the Credit Facility, decreased the size of the Credit Facility from $275,000 to $200,000, subject to leverage and borrowing base restrictions.
On March 21, 2019, the Company and GCIC Funding entered into an amendment to the document governing the amended and restated Credit Facility. The amendment, among other things, decreased the interest rate to one-month LIBOR plus 2.00%, extended the expiration of the reinvestment period to March 20, 2021 and extended the maturity date to March 21, 2024. The Company is required to pay a non-usage fee rate between 0.50% and 1.75% per annum depending on the size of the unused portion of the Credit Facility. Prior to March 21, 2019, the Credit Facility bore interest at one-month LIBOR plus 2.15% per annum.
The Credit Facility is collateralized by all of the assets held by GCIC Funding, and GCIC has pledged its interests in GCIC Funding as collateral to Wells Fargo Bank, N.A., as the collateral agent, to secure the obligations of GCIC as the transferor and servicer under the Credit Facility. Both GCIC and GCIC Funding have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the Credit Facility is subject to the 200% asset coverage requirements contained in the 1940 Act.
The Company transferred certain loans and debt securities it originated or acquired from time to time to GCIC Funding through a purchase and sale agreement and caused GCIC Funding to originate or acquire loans, consistent with the Company’s investment objectives.
As of March 31, 2019 and September 30, 2018, the Company had outstanding debt under the Credit Facility of  $175,518 and $434,830, respectively. For the three and six months ended March 31, 2019, the Company had borrowings on the Credit Facility of  $147,900 and $317,276, respectively, and repayments on the Credit Facility of  $226,080 and $576,408, respectively. For the three and six months ended March 31, 2018, the Company had borrowings on the Credit Facility of  $116,100 and $245,850, respectively, and repayments on the Credit Facility of  $75,950 and $151,350, respectively.
For the three and six months ended March 31, 2019 and 2018, the components of interest expense, cash paid for interest and facility fees, annualized average interest rates and average outstanding balances for the Credit Facility were as follows:
	For the three months ended March 31,		For the six months ended March 31,
	2019	2018	2019	2018
Stated interest expense	$2,181	$3,896	$6,862	$7,264
Facility fees	48	26	128	94
Amortization of debt issuance costs	182	265	341	545
Total interest and other debt financing expenses	$2,411	$4,187	$7,331	$7,903
Cash paid for interest expense and facility fees	$2,587	$3,823	$7,513	$7,032
Annualized average stated interest rate	4.6%	4.0%	4.5%	3.8%
Average outstanding balance	$193,887	$399,170	306,074	382,807
On December 31, 2018, the Company and GCIC Funding II entered into a loan financing and servicing agreement (the “DB Credit Facility”) with the Company, as equityholder and as servicer, the lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as facility agent, the other

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

agents parties thereto, each of the entities from time to time party thereto as securitization subsidiaries and Wells Fargo Bank, National Association, as collateral agent and as collateral custodian, which as of March 31, 2019 allowed GCIC Funding II to borrow up to $250,000 at any one time outstanding, subject to leverage and borrowing base restrictions.
As of March 31, 2019, the DB Credit Facility bears interest at the applicable base rate plus 1.90% per annum. The base rate under the DB Credit Facility is (i) the three-month Canadian Dollar Offered Rate with respect to any advances denominated in Canadian dollars, (ii) the three-month EURIBOR Interbank Offered Rate with respect to any advances denominated in Euros, (iii) the three-month Bank Bill Swap Rate with respect to any advances denominated in Australian dollars and (iv) the three-month LIBOR with respect to any other advances. A non-usage fee of 0.25% per annum is payable on the undrawn amount under the DB Credit Facility, and an additional fee based on unfunded commitments of the lenders may be payable if borrowings under the DB Credit Facility do not exceed a minimum utilization percentage threshold. In addition, a syndication/agent fee is payable to the facility agent each quarter and is calculated based on the aggregate commitments outstanding each day during the preceding collection period at a rate of 1/360 of 0.25% of the aggregate commitments on each day. The reinvestment period of the DB Credit Facility expires on December 31, 2021 and the DB Credit Facility matures on December 31, 2024.
The DB Credit Facility is secured by all of the assets held by GCIC Funding II. GCIC Funding II has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. The borrowings of the Company, including under the DB Credit Facility, are subject to the leverage restrictions contained in the 1940 Act.
The Company may transfer certain loans and debt securities it has originated or acquired from time to time to GCIC Funding II through a purchase and sale agreement and may cause GCIC Funding II to originate or acquire loans in the future, consistent with the Company’s investment objectives.
As of March 31, 2019, the Company had outstanding debt under the DB Credit Facility of  $227,353. For the three and six months ended March 31, 2019, the Company had borrowings on the DB Credit Facility of  $241,184 and $241,184, respectively, and repayments on the DB Credit Facility of  $13,851 and $13,851, respectively.
For the three and six months ended March 31, 2019 and 2018, the components of interest expense, cash paid for interest and facility fees, annualized average interest rates and average outstanding balances for the DB Credit Facility were as follows:
	For the three months ended March 31,		For the six months ended March 31,
	2019	2018	2019	2018
Stated interest expense	$1,462	$—	$1,462	$—
Facility fees	233	—	236	—
Amortization of debt issuance costs	213	—	216	—
Total interest and other debt financing expenses	$1,908	$—	$1,914	$—
Cash paid for interest expense and facility fees	$—	$—	$—	$—
Annualized average stated interest rate	4.6%	N/A	4.6%	N/A
Average outstanding balance	$129,731	$—	$64,153	$—
Revolver:   On February 3, 2015, the Company entered into the Revolver with the Investment Adviser, with a maximum credit limit of  $40,000. On February 7, 2018, the Company entered into an amendment to the Revolver to extend the maturity date to February 5, 2021. No other terms of the Revolver changed pursuant to such amendment. The Revolver bears an interest rate equal to the short-term Applicable Federal Rate (“AFR”), which was 2.5% as of March 31, 2019. As of each of March 31, 2019 and September 30, 2018, the Company had no outstanding debt under the Revolver.

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

For the three and six months ended March 31, 2019 and 2018, the components of interest expense, cash paid for interest, average interest rates and average outstanding balances for the Revolver were as follows:
	For the three months ended March 31,		For the six months ended March 31,
	2019	2018	2019	2018
Stated interest expense	$3	$5	$3	$5
Cash paid for interest expense	$2	$5	$11	$5
Average stated interest rate	2.6%	1.7%	2.6%	1.7%
Average outstanding balance	$486	$1,072	$240	$530
SMBC Revolver:   On May 17, 2016, the Company entered into a revolving credit agreement with Sumitomo Mitsui Banking Corporation as administrative agent, sole lead arranger and sole manager (as amended, the “SMBC Revolver”), which as of March 31, 2019 allowed GCIC to borrow up to $44,365 at any one time outstanding, subject to leverage and borrowing base restrictions, with a stated maturity date of May 17, 2019. On May 17, 2018, the Company entered into an amendment to the SMBC Revolver to, among other things, (a) extend the maturity date from May 17, 2018 to May 17, 2019 and (b) decrease the interest rate for borrowings from one-month LIBOR plus 1.60% to one-month LIBOR plus 1.50%. As of March 31, 2019, the borrowing capacity on our credit facility with SMBC was reduced from $75,000 to $44,365 as certain of the uncalled capital commitments that secure the facility were fully funded.
As of March 31, 2019, the SMBC Revolver bears an interest rate at the Company’s election of either one-month LIBOR plus 1.50% per annum or Prime. In addition to the stated interest rate on the SMBC Revolver, the Company is required to pay a non-usage fee at a rate of 0.20% per annum on the unused portion of the SMBC Revolver.
The SMBC Revolver is secured by the unfunded capital commitments of certain GCIC stockholders. GCIC has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the SMBC Revolver is subject to the leverage restrictions contained in the 1940 Act.
As of March 31, 2019 and September 30, 2018, the Company had outstanding debt under the SMBC Revolver of  $44,350 and $75,000, respectively. For the three and six months ended March 31, 2019, the Company had no borrowings on the SMBC Revolver and repayments on the SMBC Revolver of  $16,250 and $30,650, respectively. For each of the three and six months ended March 31, 2018, the Company had no borrowings and no repayments on the SMBC Revolver.
For the three and six months ended March 31, 2019 and 2018, the components of interest expense, cash paid for interest, annualized average interest rates and average outstanding balances for the SMBC Revolver were as follows:
	For the three months ended March 31,		For the six months ended March 31,
	2019	2018	2019	2018
Stated interest expense	$536	$600	$1,241	$1,153
Facility fees	1	—	2	—
Amortization of debt issuance costs	49	78	97	158
Total interest and other debt financing expenses	$586	$678	$1,340	$1,311
Cash paid for interest expense	$796	$604	$1,292	$1,159
Annualized average stated interest rate	4.1%	3.2%	3.9%	3.1%
Average outstanding balance	$53,566	$75,000	$63,376	$75,000

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Other Short-Term Borrowings:   Borrowings with original maturities of less than one year are classified as short-term. The Company’s previous short-term borrowings are the result of an investment that was sold under a repurchase agreement. Investments sold under repurchase agreements are accounted for as collateralized borrowings as the sale of the investment does not qualify for sale accounting under ASC Topic 860 and remains as an investment on the Consolidated Statements of Financial Condition.
As of each of March 31, 2019 and September 30, 2018, the Company had no outstanding short-term borrowings. For the three and six months ended March 31, 2019, the annualized effective interest rate on short-term borrowings was 4.8% and 4.9%, respectively, and interest expense was $44 and $286, respectively. For the three and six months ended March 31, 2018, the annualized effective interest rate on short-term borrowings was 0.0% and 0.0%, respectively, and interest expense was $0 and $0, respectively. The net change in unrealized appreciation (depreciation) for the three and six months ended March 31, 2019 reported within the net change in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies was ($36) and $0, respectively.
The Company’s average total debt outstanding (including the debt under the Credit Facility, DB Credit Facility, Revolver, SMBC Revolver, GCIC 2016 Debt Securitization, GCIC 2018 Debt Securitization and Other Short-Term Borrowings) for the three and six months ended March 31, 2019 was $927,914 and $874,124. The Company’s average total debt outstanding (including the debt under the Credit Facility, Revolver, SMBC Revolver, and GCIC 2016 Debt Securitization) for the three and six months ended March 31, 2018 was $727,742 and $710,837, respectively.
For the three and six months ended March 31, 2019, the effective annualized average interest rate, which includes amortization of debt issuance costs and non-usage facility fees, on the Company’s total debt outstanding was 4.8% and 5.0%, respectively. For the three and six months ended March 31, 2018, the effective annualized average interest rate, which includes amortization of debt issuance costs and non-usage facility fees, on the Company’s total debt outstanding was 4.2% and 4.1%, respectively.
A summary of the Company’s maturity requirements for borrowings as of March 31, 2019 is as follows:
	Payments Due by Period
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
GCIC 2018 Debt Securitization	$546,500	$—	$—	$—	$546,500
Credit Facility	175,518	—	—	175,518	—
DB Credit Facility	227,353	—	—	—	227,353
SMBC Revolver	44,350	44,350	—	—	—
Revolver	—	—	—	—	—
Total borrowings	$993,721	$44,350	$—	$175,518	$773,853
Note 8. Commitments and Contingencies
Commitments:   The Company had outstanding commitments to fund investments totaling $188,102 and $205,543 under various undrawn revolvers and other credit facilities as of March 31, 2019 and September 30, 2018, respectively. As described in Note 5, the Company had commitments of up to $61,019 and $61,019 to GCIC SLF as of March 31, 2019 and September 30, 2018, respectively, which may be contributed primarily for the purpose of funding new investments approved by the GCIC SLF investment committee.

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Indemnifications:   In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as these involve future claims that may be made against the Company but that have not occurred. The Company expects the risk of any future obligations under these indemnifications to be remote.
Off-balance sheet risk:   Off-balance sheet risk refers to an unrecorded potential liability that may result in a future obligation or loss, even though it does not appear on the Consolidated Statements of Financial Condition. The Company may enter into derivative instruments that contain elements of off-balance sheet market and credit risk. There were no commitments outstanding for derivative contracts as of March 31, 2019 and September 30, 2018. Derivative instruments can be affected by market conditions, such as interest rate volatility, which could impact the fair value of the derivative instruments. If market conditions move against the Company, it may not achieve the anticipated benefits of any derivative instruments and may realize a loss. The Company minimizes market risk through monitoring its investments and borrowings.
Concentration of credit and counterparty risk:   Credit risk arises primarily from the potential inability of counterparties to perform in accordance with the terms of the contract. The Company may engage in derivative transactions with counterparties. In the event that the counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparties or issuers of the instruments. The Company’s maximum loss that it could incur related to counterparty risk on derivative instruments is the value of the collateral for that respective derivative instrument. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.
Legal proceedings:   In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company does not believe any disposition will have a material adverse effect on the Company’s consolidated financial statements.
Note 9. Financial Highlights
The financial highlights for the Company are as follows:
	Six months ended March 31,
Per share data:(1)	2019	2018
Net asset value at beginning of period	$15.00	$15.00
Distributions declared:(2)
From net investment income	(0.51)	(0.69)
From capital gains	(0.06)	(0.02)
Net investment income	0.62	0.62
Net realized gain (loss) on investments and foreign currency transactions	(0.01)	0.00(3)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(0.04)	0.09
Net asset value at end of period	$15.00	$15.00
Total return based on net asset value per share(4)	3.91%	4.81%
Number of common shares outstanding at the end of the period	73,242,692.661	57,819,693.450

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

	Six months ended March 31,
Listed below are supplemental data and ratios to the financial highlights:	2019	2018
Ratio of net investment income to average net assets*	8.33%	8.30%
Ratio of total expenses to average net assets(5)*	8.07%	7.76%
Ratio of management fee waiver to average net assets*	(0.69)%	(0.69)%
Ratio of incentive fee waiver to average net assets	(0.16)%	(0.27)%
Ratio of net expenses to average net assets(5)*	7.22%	6.80%
Ratio of incentive fees to average net assets	0.74%	1.13%
Ratio of total expenses (without incentive fees, incentive fee waiver and management fee waiver) to average net assets(5)*	7.07%	6.63%
Total return based on average net asset value(6)*	7.80%	9.55%
Net assets at end of period	$1,098,640	$867,295
Average debt outstanding	$874,124	$710,837
Average debt outstanding per share	$11.93	$12.29
Portfolio Turnover*	8.80%	25.74%
Asset coverage ratio(7)	209.54%	217.86%
Asset coverage ratio per unit(8)	$2,095	$2,179
Average market value per unit(9):
2016 Debt Securitization	N/A	N/A
2018 Debt Securitization	N/A	N/A
Credit Facility	N/A	N/A
DB Credit Facility	N/A	N/A
SMBC Revolver	N/A	N/A
Revolver	N/A	N/A

*
Annualized for periods of less than one year.

(1)
Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.

(2)
The per share data for distributions reflect the amount of distributions paid or payable with a record date during the applicable period.

(3)
Represents an amount less than $0.01 per share.

(4)
Total return based on net asset value assumes distributions are reinvested in accordance with the DRIP. Total return does not include sales load.

(5)
Expenses, other than incentive fees, are annualized for a period less than one year.

(6)
Total return based on average net asset value is calculated as (a) the net increase in net assets resulting from operations divided by (b) the daily average of total net assets. Total return does not include sales load.

(7)
In accordance with the 1940 Act, with certain limited exceptions, the Company is currently allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing.

(8)
Asset coverage ratio per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage ratio per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(9)
Not applicable because such senior securities are not registered for public trading.

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 10. Earnings Per Share
The following information sets forth the computation of the net increase in net assets per share resulting from operations for the three and six months ended March 31, 2019 and 2018:
	Three months ended March 31,		Six months ended March 31,
	2019	2018	2019	2018
Earnings available to stockholders	$21,099	$20,708	$39,837	$38,522
Basic and diluted weighted average shares outstanding	71,341,480	55,957,341	68,339,181	54,003,357
Basic and diluted earnings per share	$0.30	$0.37	$0.58	$0.71
Note 11. Dividends and Distributions
The Company’s dividends and distributions are recorded on the record date. The following table summarizes the Company’s dividend declarations during the six months ended March 31, 2019 and 2018:
Date Declared	Record Date	Payment Date	Shares Outstanding	Amount Per Share	Total Dividends Declared
For the six months ended March 31, 2019
08/07/2018	10/17/2018	12/28/2018	64,165,996.549	$0.0924	$5,931
11/27/2018	11/28/2018	12/28/2018	67,103,001.653	0.0831	5,573
11/27/2018	12/26/2018	02/27/2019	70,022,164.056	0.1033	7,234
11/27/2018	01/21/2019	02/27/2019	70,438,775.169	0.1155	8,136
02/05/2019	02/26/2019	05/24/2019	70,438,775.169	0.0821	5,783
02/05/2019	03/27/2019	05/24/2019	73,242,692.661	0.0980	7,180
Total dividends declared for the six months ended March 31, 2019					$39,837
For the six months ended March 31, 2018
08/02/2017	10/23/2017	12/28/2017	51,214,683.496	$0.1122	$5,745
11/17/2017	11/24/2017	12/28/2017	51,214,683.496	0.1045	5,353
11/17/2017	12/26/2017	02/26/2018	53,729,533.382	0.1250	6,716
11/17/2017	01/23/2018	02/26/2018	54,122,735.354	0.1202	6,509
02/06/2018	02/23/2018	05/23/2018	55,530,517.674	0.1005	5,579
02/06/2018	03/30/2018	05/23/2018	57,819,693.450	0.1491	8,620
Total dividends declared for the six months ended March 31, 2018					$38,522

Golub Capital Investment Corporation and Subsidiaries
Notes to Unaudited Consolidated Financial Statements
(In thousands, except shares and per share data)

The following table summarizes the Company’s dividends reinvested during the six months ended March 31, 2019 and 2018:
Payment Date	DRIP Shares Issued	NAV ($) per share	DRIP Shares Value
For the six months ended March 31, 2019
November 27, 2018	439,833.975	$15.00	$6,597
December 28, 2018	416,611.113	15.00	6,249
February 27, 2019	546,755.293	15.00	8.202
	1,403,200.381	$15.00	$21,048
For the six months ended March 31, 2018
November 27, 2017	291,564.353	$15.00	$4,374
December 28, 2017	393,201.972	15.00	5,898
February 26, 2018	470,835.576	15.00	7,062
	1,155,601.901	$15.00	$17,334
Note 12. Subsequent Events
In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through May 13, 2019, the date the financial statements were available to be issued. There are no subsequent events to disclose except for the following:
On February 5, 2019 and May 7, 2019, the Board declared distributions to holders of record as set forth in the table below:
Record Date	Payment Date	Amount Per Share
April 29, 2019	July 26, 2019	Net increase in net assets resulting from operations earned by the Company (if positive) as determined in accordance with GAAP for the period April 1, 2019 through April 30, 2019 per share
May 17, 2019	July 26, 2019	Net increase in net assets resulting from operations earned by the Company (if positive) as determined in accordance with GAAP for the period May 1, 2019 through May 31, 2019 per share
June 14, 2019	July 26, 2019	Net increase in net assets resulting from operations earned by the Company (if positive) as determined in accordance with GAAP for the period June 1, 2019 through June 30, 2019 per share
July 19, 2019	September 27, 2019	Net increase in net assets resulting from operations earned by the Company (if positive) as determined in accordance with GAAP for the period July 1, 2019 through July 31, 2019 per share
On May 3, 2019, the Company entered into an amendment to the SMBC Revolver to extend the maturity date from May 17, 2019 to August 17, 2019.
The Company issued a capital call to stockholders that was due on May 6, 2019, which is summarized in the following table:
	Date	Shares Issued	NAV ($) per share	Proceeds
Issuance of shares	5/6/2019	2,182,600.000	$15.00	$32,739

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Directors of Golub Capital Investment Corporation and Subsidiaries
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial condition of Golub Capital Investment Corporation and Subsidiaries (the Company), including the consolidated schedules of investments, as of September 30, 2018 and 2017, the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended September 30, 2018, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at September 30, 2018 and 2017, and the results of its operations, changes in its net assets, and its cash flows for each of the three years in the period ended September 30, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2018 and 2017, by correspondence with the trustees. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP

We have served as the Company’s auditor since 2015.

Chicago, Illinois
November 28, 2018

Golub Capital Investment Corporation and Subsidiaries

Consolidated Statements of Financial Condition
(In thousands, except share and per share data)
	September 30, 2018	September 30, 2017
Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$1,620,783	$1,347,597
Non-controlled affiliate company investments	3,716	—
Controlled affiliate company investments	49,939	50,104
Total investments at fair value (amortized cost of $1,663,122 and $1,386,209, respectively)	1,674,438	1,397,701
Cash and cash equivalents	14,443	22,859
Foreign currencies (cost of $216 and $0, respectively)	216	—
Restricted cash, cash equivalents, and foreign currencies	23,857	28,272
Interest receivable	5,813	5,027
Capital call receivable	189	1,058
Other assets	105	178
Total Assets	$1,719,061	$1,455,095
Liabilities
Debt	$762,330	$670,200
Less unamortized debt issuance costs	1,921	2,671
Debt less unamortized debt issuance costs	760,409	667,529
Interest payable	2,916	2,141
Distributions payable	11,840	8,239
Management and incentive fees payable	10,102	7,536
Accounts payable and accrued expenses	1,563	1,404
Accrued trustee fees	22	26
Total Liabilities	786,852	686,875
Commitments and Contingencies (Note 9)
Net Assets
Preferred stock, par value $0.001 per share, 1,000,000 shares authorized, zero shares issued and outstanding as of September 30, 2018 and September 30, 2017	—	—
Common stock, par value $0.001 per share, 100,000,000 shares authorized, 62,147,237.484 and 51,214,683.496 shares issued and outstanding as of September 30, 2018 and September 30, 2017, respectively	62	51
Paid in capital in excess of par	931,885	767,908
Distributable earnings(1)	262	261
Total Net Assets	932,209	768,220
Total Liabilities and Total Net Assets	$1,719,061	$1,455,095
Number of common shares outstanding	62,147,237.484	51,214,683.496
Net asset value per common share	$15.00	$15.00

(1)
See Note 2. Significant Accounting Policies and Recent Accounting Updates.

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Statements of Operations
(In thousands, except share and per share data)
	Years ended September 30,
	2018	2017	2016
Investment income
From non-controlled/non-affiliate company investments:
Interest income	$130,358	$92,592	$53,735
Dividend income	80	158	67
Fee income	3,258	1,046	554
Total investment income from non-controlled/non-affiliate company investments	133,696	93,796	54,356
From non-controlled affiliate company investments:
Interest income	38	—	—
Total investment income from non-controlled affiliate company investments	38	—	—
From controlled affiliate company investments:
Interest income	—	732	2,691
Dividend income	5,647	3,950	332
Total investment income from controlled affiliate company investments	5,647	4,682	3,023
Total investment income	139,381	98,478	57,379
Expenses
Interest and other debt financing expenses	31,333	22,535	11,932
Base management fee	21,548	16,674	10,195
Incentive fee	18,312	11,406	5,923
Professional fees	2,014	1,919	1,122
Administrative service fee	2,119	1,554	941
General and administrative expenses	210	101	77
Total expenses	75,536	54,189	30,190
Base management fee waived (Note 4)	(5,877)	(4,547)	(2,780)
Incentive fee waived (Note 4)	(4,463)	(1,468)	(387)
Net expenses	65,196	48,174	27,023
Net investment income	74,185	50,304	30,356
Net gain (loss) on investments and foreign currency
Net realized gain (loss) on investments and foreign currency transactions
Non-controlled/non-affiliate company investments	3,732	1,419	856
Foreign currency transactions	(16)	—	—
Net realized gain (loss) on investments and foreign currency transactions	3,716	1,419	856
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation:
Non-controlled/non-affiliate company investments	(1,971)	3,635	5,074
Non-controlled affiliate company investments	516	—	—
Controlled affiliate company investments	1,279	(477)	781
Translation of assets and liabilities in foreign currencies	44	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(132)	3,158	5,855
Net gain (loss) on investments and foreign currency	3,584	4,577	6,711
Net increase in net assets resulting from operations	$77,769	$54,881	$37,067
Per Common Share Data
Basic and diluted earnings per common share	$1.38	$1.24	$1.29
Basic and diluted weighted average common shares outstanding	56,328,125	44,447,925	28,598,358
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Statements of Changes in Net Assets
(In thousands, except share data)
	Common Stock		Paid in Capital in Excess of Par	Distributable Earnings(1)	Total Net Assets
	Shares	Par Amount
Balance at September 30, 2015	20,843,155.219	$21	$312,626	$—	$312,647
Issuance of common stock(2)	19,107,423.658	19	286,592	—	286,611
Net increase in net assets resulting from operations:
Net investment income	—	—	—	30,356	30,356
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	856	856
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	—	—	—	5,855	5,855
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	1,136,599.373	1	17,048	—	17,049
Distributions from distributable earnings	—	—	—	(27,198)	(27,198)
Distributions declared and payable	—	—	—	(9,869)	(9,869)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(248)	248	—
Total increase (decrease) for the period ended September 30, 2016	20,244,023.031	20	303,392	248	303,660
Balance at September 30, 2016	41,087,178.250	$41	$616,018	$248	$616,307
Issuance of common stock(3)	8,116,046.911	8	121,733	—	121,741
Net increase in net assets resulting from operations:
Net investment income	—	—	—	50,304	50,304
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	1,419	1,419
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	—	—	—	3,158	3,158
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	2,011,458.335	2	30,170	—	30,172
Distributions from distributable earnings	—	—	—	(46,642)	(46,642)
Distributions declared and payable	—	—	—	(8,239)	(8,239)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(13)	13	—
Total increase (decrease) for the period ended September 30, 2017	10,127,505.246	10	151,890	13	151,913
Balance at September 30, 2017	51,214,683.496	$51	$767,908	$261	$768,220
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Statements of Changes in Net Assets – (continued)
(In thousands, except share data)
	Common Stock		Paid in Capital in Excess of Par	Distributable Earnings(1)	Total Net Assets
	Shares	Par Amount
Issuance of common stock(4)	10,002,731.445	10	150,031	—	150,041
Redemption of common stock(4)	(1,706,418.667)	(2)	(25,594)	—	(25,596)
Net increase in net assets resulting from operations:
Net investment income	—	—	—	74,185	74,185
Net realized gain (loss) on investments and foreign currency transactions	—	—	—	3,716	3,716
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	—	—	—	(132)	(132)
Distributions to stockholders:
Stock issued in connection with dividend reinvestment plan	2,636,241.210	3	39,541	—	39,544
Distributions from distributable earnings	—	—	—	(65,929)	(65,929)
Distributions declared and payable	—	—	—	(11,840)	(11,840)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(1)	1	—
Total increase (decrease) for the period ended September 30, 2018	10,932,553.988	11	163,977	1	163,989
Balance at September 30, 2018	62,147,237.484	$62	$931,885	$262	$932,209

(1)
See Note 2. Significant Accounting Policies and Recent Accounting Updates.

(2)
Refer to Note 3 for a detailed listing of the common stock issuances for the year ended September 30, 2016.

(3)
Refer to Note 3 for a detailed listing of the common stock issuances for the year ended September 30, 2017.

(4)
Refer to Note 3 for a detailed listing of the common stock issuances and redemptions for the year ended September 30, 2018.

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Statements of Cash Flows
(In thousands)
	Years ended September 30,
	2018	2017	2016
Cash flows from operating activities
Net increase in net assets resulting from operations	$77,769	$54,881	$37,067
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities
Amortization of deferred debt issuance costs	2,002	3,146	2,290
Accretion of discounts and origination fees	(9,764)	(5,895)	(3,303)
Net realized (gain) loss on investments	(3,732)	(1,419)	(856)
Net realized (gain) loss on other short-term borrowings	(101)	—	—
Net change in unrealized (appreciation) depreciation on investments	176	(3,158)	(5,855)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(44)	—	—
Proceeds from (fundings of) revolving loans, net	1,113	(57)	(2,803)
Fundings of investments	(757,612)	(592,847)	(803,373)
Proceeds from principal payments and sales of portfolio investments	495,666	276,853	298,850
PIK interest	(2,584)	(1,468)	(492)
Changes in operating assets and liabilities:
Interest receivable	(786)	(1,719)	(1,265)
Other assets	73	71	177
Interest payable	775	727	1,016
Management and incentive fees payable	2,566	2,576	3,088
Accounts payable and accrued expenses	159	502	(51)
Accrued trustee fees	(4)	7	9
Net cash (used in) provided by operating activities	(194,328)	(267,800)	(475,501)
Cash flows from financing activities
Borrowings on debt	644,774	562,750	1,005,000
Repayments of debt	(552,600)	(413,150)	(734,100)
Proceeds from other short-term borrowings	12,400	—	—
Repayments on other short-term borrowings	(12,299)	—	—
Capitalized debt issuance costs	(1,252)	(744)	(4,150)
Proceeds from issuance of common shares	150,910	120,683	286,611
Redemption of shares	(25,596)	—	—
Distributions paid	(34,624)	(26,339)	(15,021)
Net cash provided by (used in) financing activities	181,713	243,200	538,340
Net change in cash, cash equivalents, foreign currencies and restricted cash and cash equivalents	(12,615)	(24,600)	62,839
Cash, cash equivalents, foreign currencies and restricted cash and cash equivalents, beginning of period	51,131	75,731	12,892
Cash, cash equivalents, foreign currencies and restricted cash and cash equivalents, end of period	$38,516	$51,131	$75,731
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Statements of Cash Flows – (continued)
(In thousands)
	Years ended September 30,
	2018	2017	2016
Supplemental information:
Cash paid during the period for interest	$28,556	$18,661	$8,627
Distributions declared during the period	77,769	54,881	37,067
Supplemental disclosure of noncash operating activity:
Funding of LLC equity interest in GCIC SLF	$—	$(34,917)	$—
Proceeds from subordinated notes in GCIC SLF principal payment	—	34,917	—
Supplemental disclosure of noncash financing activity:
Capital call receivable	$(869)	$1,058	$—
Stock issued in connection with dividend reinvestment plan	39,544	30,172	17,049
Distributions payable	11,840	8,239	9,869
The following table provides a reconciliation of cash and cash equivalents, foreign currencies and restricted cash and cash equivalents reported within the Consolidated Statements of Financial Condition that sum to the total of the same such amounts in the Consolidated Statements of Cash Flows:
	As of September 30,
	2018	2017
Cash and cash equivalents	$14,443	$22,859
Foreign currencies	216	—
Restricted cash, cash equivalents, and foreign currencies	23,857	28,272
Total cash and cash equivalents, foreign currencies and restricted cash and cash equivalents shown in the Consolidated Statements of Cash Flows	$38,516	$51,131
See Note 2. Significant Accounting Policies and Recent Accounting Updates for a description of Restricted cash and cash equivalents.
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments
September 30, 2018
(In thousands)
	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Investments
Non-controlled/non-affiliate company investments
Debt investments
Aerospace and Defense
ILC Dover, LP*	Senior loan	L + 4.75%(c)	7.14%	12/2023	$1,327	$1,315	0.1%	$1,327
NTS Technical Systems^	One stop	L + 6.25%(a)	8.36%	06/2021	3,242	3,209	0.4	3,242
NTS Technical Systems(5)	One stop	L + 6.25%	N/A(6)	06/2021	—	(8)	—	—
Tresys Technology Holdings, Inc.(7)	One stop	L + 6.75%(a)	8.99%	12/2018	53	28	—	11
Tresys Technology Holdings, Inc.(7)	One stop	L + 6.75%(a)	8.99%	12/2018	9	9	—	9
Tronair Parent, Inc.*	Senior loan	L + 4.75%(c)	7.56%	09/2023	366	363	—	366
Tronair Parent, Inc.	Senior loan	L + 4.50%(a)(b)(c)(f)	7.03%	09/2021	80	79	—	80
Whitcraft LLC*^	One stop	L + 6.25%(c)	8.64%	04/2023	16,144	15,961	1.7	16,144
Whitcraft LLC^	One stop	L + 6.25%(c)	8.64%	04/2023	4,145	4,114	0.4	4,145
Whitcraft LLC(5)	One stop	L + 6.25%	N/A(6)	04/2023	—	(1)	—	—
Whitcraft LLC(5)	One stop	L + 6.25%	N/A(6)	04/2023	—	(53)	—	—
					25,366	25,016	2.6	25,324
Automobile
Dent Wizard International Corporation^	Senior loan	L + 4.00%(a)	6.23%	04/2020	2,161	2,154	0.2	2,161
Grease Monkey International, LLC^	Senior loan	L + 5.00%(a)	7.24%	11/2022	3,051	3,020	0.3	3,016
Grease Monkey International, LLC^	Senior loan	L + 5.00%(a)	7.24%	11/2022	1,152	1,147	0.1	1,139
Grease Monkey International, LLC	Senior loan	L + 5.00%(a)	7.24%	11/2022	410	383	0.1	385
Grease Monkey International, LLC	Senior loan	L + 5.00%(a)	7.24%	11/2022	21	20	—	20
Grease Monkey International, LLC(5)	Senior loan	L + 5.00%	N/A(6)	11/2022	—	(21)	—	(22)
Polk Acquisition Corp.^	Senior loan	L + 5.00%(a)	7.24%	06/2022	4,755	4,740	0.5	4,755
Quick Quack Car Wash Holdings, LLC*	One stop	L + 6.50%(a)	8.74%	04/2023	4,600	4,548	0.5	4,600
Quick Quack Car Wash Holdings, LLC	One stop	L + 6.50%(a)	8.67%	04/2023	1,954	1,936	0.2	1,954
Quick Quack Car Wash Holdings, LLC	One stop	L + 6.50%(a)	8.70%	04/2023	40	39	—	40
Quick Quack Car Wash Holdings, LLC(5)	One stop	L + 6.50%	N/A(6)	04/2023	—	(56)	—	—
					18,144	17,910	1.9	18,048
Beverage, Food and Tobacco
Abita Brewing Co., L.L.C.*	One stop	L + 5.75%(a)	7.99%	04/2021	3,377	3,357	0.4	3,377
Abita Brewing Co., L.L.C.	One stop	L + 5.75%	N/A(6)	04/2021	—	—	—	—
C. J. Foods, Inc.*^	One stop	L + 6.25%(c)	8.64%	05/2020	20,893	20,778	2.2	20,893
C. J. Foods, Inc.	One stop	L + 6.25%(c)	8.64%	05/2020	1,580	1,579	0.2	1,580
C. J. Foods, Inc.	One stop	L + 6.25%(c)	8.58%	05/2020	1,259	1,258	0.1	1,259
Cafe Rio Holding, Inc.*^	One stop	L + 5.75%(a)	7.99%	09/2023	8,623	8,499	0.9	8,623
Cafe Rio Holding, Inc.^	One stop	L + 5.75%(a)	7.99%	09/2023	1,377	1,365	0.2	1,377
Cafe Rio Holding, Inc.	One stop	L + 5.75%(a)	7.99%	09/2023	691	631	0.1	691
Cafe Rio Holding, Inc.	One stop	P + 4.75%(f)	10.00%	09/2023	10	8	—	10
Fintech Midco, LLC*	One stop	L + 6.00%(a)	8.25%	08/2024	11,915	11,799	1.3	11,796
Fintech Midco, LLC(5)	One stop	L + 6.00%	N/A(6)	08/2024	—	(1)	—	(1)
Fintech Midco, LLC(5)	One stop	L + 6.00%	N/A(6)	08/2024	—	(33)	—	(33)
Firebirds International, LLC^	One stop	L + 5.75%(a)	7.89%	12/2018	3,252	3,251	0.4	3,252
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)
	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Beverage, Food and Tobacco – (continued)
Firebirds International, LLC^	One stop	L + 5.75%(a)	7.89%	12/2018	$916	$916	0.1%	$916
Firebirds International, LLC^	One stop	L + 5.75%(a)	7.89%	12/2018	294	294	—	294
Firebirds International, LLC	One stop	L + 5.75%(c)	7.99%	12/2018	129	128	—	129
Firebirds International, LLC(5)	One stop	L + 5.75%	N/A(6)	12/2018	—	(1)	—	—
Flavor Producers, LLC*	Senior loan	L + 4.75%(c)	7.13%	12/2023	2,723	2,688	0.3	2,723
Flavor Producers, LLC(5)	Senior loan	L + 4.75%	N/A(6)	12/2022	—	(1)	—	—
FWR Holding Corporation^	One stop	L + 5.75%(a)	7.99%	08/2023	4,038	3,989	0.4	4,038
FWR Holding Corporation	One stop	L + 5.75%(a)	7.99%	08/2023	1,110	1,101	0.1	1,110
FWR Holding Corporation	One stop	L + 5.75%(a)(f)	8.80%	08/2023	42	41	—	42
FWR Holding Corporation(5)	One stop	L + 5.75%	N/A(6)	08/2023	—	(26)	—	—
Global Franchise Group, LLC^	Senior loan	L + 5.75%(a)	7.99%	12/2019	4,080	4,058	0.4	4,080
Global Franchise Group, LLC	Senior loan	L + 5.75%	N/A(6)	12/2019	—	—	—	—
Global ID Corporation*	One stop	L + 6.50%(c)	8.84%	11/2021	5,102	5,062	0.5	5,102
Global ID Corporation^	One stop	L + 6.50%(c)	8.84%	11/2021	758	752	0.1	758
Global ID Corporation	One stop	L + 6.50%	N/A(6)	11/2021	—	—	—	—
Global ID Corporation(5)	One stop	L + 6.50%	N/A(6)	11/2021	—	(10)	—	—
Hopdoddy Holdings, LLC	One stop	L + 9.50%(c)	10.31% cash/ 1.50% PIK	08/2020	843	841	0.1	843
Hopdoddy Holdings, LLC	One stop	L + 9.50%(c)	10.34% cash/ 1.50% PIK	08/2020	454	447	0.1	454
Hopdoddy Holdings, LLC	One stop	L + 9.50%(c)	10.32% cash/1.50% PIK	08/2020	3	2	—	3
Mendocino Farms, LLC(5)	One stop	L + 8.50%	N/A(6)	06/2023	—	(23)	—	—
Mid-America Pet Food, L.L.C.*^	One stop	L + 6.00%(c)	8.39%	12/2021	12,185	12,085	1.3	12,185
Mid-America Pet Food, L.L.C.(5)	One stop	L + 6.00%	N/A(6)	12/2021	—	(1)	—	—
NBC Intermediate, LLC*	Senior loan	L + 4.25%(a)	6.50%	09/2023	1,387	1,373	0.1	1,373
Purfoods, LLC*^	One stop	L + 6.00%(c)	8.31%	05/2021	7,797	7,735	0.8	7,797
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	352	349	—	352
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	268	266	—	268
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	268	266	—	268
Purfoods, LLC	One stop	L + 6.00%(c)	8.33%	05/2021	268	266	—	268
Purfoods, LLC	One stop	N/A	7.00% PIK	05/2026	108	108	—	108
Purfoods, LLC	One stop	L + 6.00%(a)	8.15%	05/2021	65	64	—	65
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	24	23	—	24
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	15	15	—	15
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	15	15	—	15
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	14	14	—	14
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	11	11	—	11
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	11	11	—	11
Purfoods, LLC	One stop	L + 6.00%(c)	8.39%	05/2021	10	10	—	10
Purfoods, LLC(5)	One stop	L + 6.00%	N/A(6)	05/2021	—	(5)	—	—
Rubio’s Restaurants, Inc.^	Senior loan	L + 5.25%(c)	7.64%	10/2019	295	282	—	295
Uinta Brewing Company*(7)	One stop	L + 8.50%(a)	10.74%	08/2019	898	898	0.1	592
Uinta Brewing Company(7)	One stop	L + 8.50%(a)	10.74%	08/2019	167	166	—	107
					97,627	96,700	10.2	97,094
Broadcasting and Entertainment
TouchTunes Interactive Networks, Inc.^	Senior loan	L + 4.75%(a)	6.99%	05/2021	683	682	0.1	683

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Buildings and Real Estate
Brooks Equipment Company, LLC^	One stop	L + 5.00%(c)	7.31%	08/2020	$5,634	$5,634	0.6%	$5,634
Brooks Equipment Company, LLC^	One stop	L + 5.00%(b)(c)	7.28%	08/2020	704	701	0.1	704
Brooks Equipment Company, LLC	One stop	L + 5.00%	N/A(6)	08/2020	—	—	—	—
Jensen Hughes, Inc.*	Senior loan	L + 4.50%(a)	6.71%	03/2024	430	428	0.1	430
Jensen Hughes, Inc.	Senior loan	L + 4.50%(a)	6.65%	03/2024	373	371	0.1	373
Jensen Hughes, Inc.*	Senior loan	L + 4.50%(a)	6.74%	03/2024	132	130	—	132
MRI Software LLC*^	One stop	L + 5.50%(c)	7.89%	06/2023	18,641	18,359	2.0	18,641
MRI Software LLC*	One stop	L + 5.50%(c)	7.89%	06/2023	17,261	17,098	1.9	17,261
MRI Software LLC^	One stop	L + 5.50%(a)	7.65%	06/2023	3,099	3,083	0.3	3,099
MRI Software LLC*	One stop	L + 5.50%(c)	7.89%	06/2023	345	342	—	345
MRI Software LLC	One stop	L + 5.50%(a)	7.67%	06/2023	35	32	—	35
MRI Software LLC(5)	One stop	L + 5.50%	N/A(6)	06/2023	—	(135)	—	—
Paradigm DKD Group, LLC*	Senior loan	L + 6.25%(a)	8.49%	05/2020	2,115	2,114	0.2	1,481
Paradigm DKD Group, LLC	Senior loan	L + 6.25%(a)	8.49%	05/2020	759	754	0.1	566
					49,528	48,911	5.4	48,701
Chemicals, Plastics and Rubber
Flexan, LLC^	One stop	L + 5.75%(c)	8.14%	02/2020	1,031	1,024	0.1	1,031
Flexan, LLC*^	One stop	L + 5.75%(c)	8.14%	02/2020	486	484	0.1	486
Flexan, LLC	One stop	P + 4.50%(f)	9.75%	02/2020	11	11	—	11
Inhance Technologies Holdings LLC*	One stop	L + 5.25%(b)	7.43%	07/2024	6,048	5,976	0.6	5,988
Inhance Technologies Holdings LLC(5)	One stop	L + 5.25%	N/A(6)	07/2024	—	(1)	—	(1)
Inhance Technologies Holdings LLC(5)	One stop	L + 5.25%	N/A(6)	07/2024	—	(19)	—	(20)
					7,576	7,475	0.8	7,495
Diversified/Conglomerate Manufacturing
Chase Industries, Inc.*	Senior loan	L + 4.00%(c)	6.34%	05/2025	5,404	5,314	0.6	5,404
Chase Industries, Inc.	Senior loan	L + 4.00%(c)	6.38%	05/2025	165	114	—	165
Chase Industries, Inc.	Senior loan	L + 4.00%(c)	6.34%	05/2023	16	14	—	16
Inventus Power, Inc.*	One stop	L + 6.50%(a)	8.74%	04/2020	9,081	9,047	0.9	8,173
Inventus Power, Inc.	One stop	L + 6.50%(a)(c)	8.78%	04/2020	338	336	—	294
Onicon Incorporated*^	One stop	L + 5.50%(a)(c)	7.88%	04/2022	245	244	—	245
Onicon Incorporated	One stop	L + 5.50%	N/A(6)	04/2022	—	—	—	—
Pasternack Enterprises, Inc. and Fairview Microwave, Inc*	Senior loan	L + 4.00%(a)(f)	6.24%	07/2025	5,258	5,233	0.6	5,232
Pasternack Enterprises, Inc. and Fairview Microwave, Inc	Senior loan	L + 4.00%	N/A(6)	07/2023	—	—	—	—
PetroChoice Holdings, Inc.^	Senior loan	L + 5.00%(b)	7.20%	08/2022	1,612	1,581	0.2	1,612
Reladyne, Inc.*^	Senior loan	L + 5.00%(c)	7.34%	07/2022	10,697	10,609	1.1	10,697
Reladyne, Inc.	Senior loan	L + 5.00%(c)	7.34%	07/2022	1,122	1,110	0.1	1,122
Reladyne, Inc.	Senior loan	L + 5.00%(c)	7.34%	07/2022	973	965	0.1	973
Reladyne, Inc.(5)	Senior loan	L + 5.00%	N/A(6)	07/2022	—	(19)	—	—
Source Refrigeration & HVAC, Inc.*	Senior loan	L + 4.75%(c)	7.14%	04/2023	7,237	7,161	0.8	7,237
Source Refrigeration & HVAC, Inc.^	Senior loan	L + 4.75%(c)	7.10%	04/2023	1,438	1,425	0.2	1,438
Source Refrigeration & HVAC, Inc.	Senior loan	L + 4.75%(c)	7.09%	04/2023	738	732	0.1	738
Source Refrigeration & HVAC, Inc.	Senior loan	P + 3.75%(f)	9.00%	04/2023	89	86	—	89
Source Refrigeration & HVAC, Inc.(5)	Senior loan	L + 4.75%	N/A(6)	04/2023	—	(28)	—	—
Sunless Merger Sub, Inc.*	Senior loan	L + 5.00%(a)(f)	7.28%	07/2019	274	261	—	274
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Manufacturing – (continued)
Sunless Merger Sub, Inc.	Senior loan	P + 3.75%(f)	8.75%	07/2019	$56	$55	—%	$56
Togetherwork Holdings, LLC*	One stop	L + 6.50%(a)	8.74%	03/2025	6,725	6,632	0.7	6,658
Togetherwork Holdings, LLC	One stop	L + 6.50%(a)	8.74%	03/2025	1,625	1,610	0.2	1,609
Togetherwork Holdings, LLC	One stop	L + 6.50%(a)	8.74%	03/2025	1,513	1,499	0.2	1,498
Togetherwork Holdings, LLC*	One stop	L + 6.50%(a)	8.74%	03/2025	680	670	0.1	673
Togetherwork Holdings, LLC(5)	One stop	L + 6.50%	N/A(6)	03/2024	—	(1)	—	(1)
Togetherwork Holdings, LLC(5)	One stop	L + 6.50%	N/A(6)	03/2025	—	(30)	—	(20)
Togetherwork Holdings, LLC(5)	One stop	L + 6.50%	N/A(6)	03/2025	—	(39)	—	(18)
					55,286	54,581	5.9	54,164
Diversified/Conglomerate Service
Accela, Inc.*	One stop	L + 6.00%(c)	8.39%	09/2023	6,665	6,579	0.7	6,665
Accela, Inc.(5)	One stop	L + 6.00%	N/A(6)	09/2023	—	(1)	—	—
Agility Recovery Solutions Inc.^	One stop	L + 6.50%(a)	8.74%	03/2020	6,154	6,127	0.7	6,154
Agility Recovery Solutions Inc.(5)	One stop	L + 6.50%	N/A(6)	03/2020	—	(1)	—	—
Anaqua, Inc.*^	One stop	L + 6.50%(c)	8.85%	07/2022	8,850	8,748	1.0	8,850
Anaqua, Inc.(5)	One stop	L + 6.50%	N/A(6)	07/2022	—	(1)	—	—
Apttus Corporation	One stop	L + 7.85%(e)	10.06%	01/2023	5,018	4,848	0.6	5,244
Bazaarvoice, Inc.*	One stop	L + 8.00%(a)	10.24%	02/2024	10,895	10,701	1.2	10,895
Bazaarvoice, Inc.	One stop	P + 7.00%(f)	12.25%	02/2024	30	28	—	30
Browz LLC	One stop	L + 9.50%(b)	10.17% cash/ 1.50% PIK	03/2023	1,837	1,816	0.2	1,837
Browz LLC	One stop	L + 9.50%	N/A(6)	03/2023	—	—	—	—
Centrify Corporation	One stop	L + 6.25%(c)	8.59%	08/2024	12,637	12,452	1.3	12,511
Centrify Corporation(5)	One stop	L + 6.25%	N/A(6)	08/2024	—	(2)	—	(2)
Clearwater Analytics, LLC*^	One stop	L + 5.00%(a)	7.24%	09/2022	7,926	7,739	0.9	7,926
Clearwater Analytics, LLC(5)	One stop	L + 5.00%	N/A(6)	09/2022	—	(2)	—	—
Cloudbees, Inc.	One stop	L + 9.00%(a)	10.61% cash/ 0.50% PIK	05/2023	2,274	2,218	0.2	2,240
Cloudbees, Inc.	One stop	L + 9.00%	N/A(6)	05/2023	—	—	—	—
Confluence Technologies, Inc.	One stop	L + 7.50%(a)	9.65%	03/2024	8,594	8,496	0.9	8,594
Confluence Technologies, Inc.	One stop	P + 6.50%(a)(f)	10.96%	03/2024	16	15	—	16
Connexin Software, Inc.	One stop	L + 8.50%(a)	10.74%	02/2024	2,920	2,881	0.3	2,920
Connexin Software, Inc.	One stop	L + 8.50%	N/A(6)	02/2024	—	—	—	—
Datto, Inc.	One stop	L + 8.00%(a)	10.15%	12/2022	14,093	13,857	1.5	14,093
Datto, Inc.(5)	One stop	L + 8.00%	N/A(6)	12/2022	—	(1)	—	—
Daxko Acquisition Corporation*^	One stop	L + 5.25%(b)	7.54%	09/2023	11,155	10,921	1.2	11,155
Daxko Acquisition Corporation(5)	One stop	L + 5.25%	N/A(6)	09/2023	—	(1)	—	—
Digital Guardian, Inc.	One stop	L + 9.00%(c)	10.33% cash/ 1.00% PIK	06/2023	4,352	4,320	0.5	4,352
Digital Guardian, Inc.	Subordinated debt	N/A	8.00% PIK	01/2019	218	218	—	218
Digital Guardian, Inc.(5)	One stop	L + 6.00%	N/A(6)	06/2023	—	—	—	(2)
Digital Guardian, Inc.(5)	One stop	L + 9.00%	N/A(6)	06/2023	—	(2)	—	—
DISA Holdings Acquisition Subsidiary Corp.*^	Senior loan	L + 4.00%(a)(f)	6.10%	06/2022	2,055	2,039	0.2	2,055
DISA Holdings Acquisition Subsidiary Corp.	Senior loan	L + 4.00%(a)	6.10%	06/2022	23	21	—	23
DISA Holdings Acquisition Subsidiary Corp.(5)	Senior loan	L + 4.00%	N/A(6)	06/2022	—	(3)	—	—
EGD Security Systems, LLC*^	One stop	L + 6.25%(c)	8.58%	06/2022	10,372	10,291	1.1	10,372
EGD Security Systems, LLC^	One stop	L + 6.25%(c)	8.56%	06/2022	98	97	—	98
EGD Security Systems, LLC	One stop	L + 6.25%(c)	8.58%	06/2022	75	74	—	75
EGD Security Systems, LLC	One stop	L + 6.25%(c)	8.59%	06/2022	52	51	—	52
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Service – (continued)
GS Acquisitionco, Inc.*	One stop	L + 5.00%(a)	7.25%	05/2024	$13,466	$13,333	1.4%	$13,331
GS Acquisitionco, Inc.*	One stop	L + 5.00%(a)	7.25%	05/2024	12,139	12,025	1.3	12,018
GS Acquisitionco, Inc.(5)	One stop	L + 4.75%	N/A(6)	05/2024	—	(1)	—	(1)
GS Acquisitionco, Inc.(5)	One stop	L + 4.75%	N/A(6)	05/2024	—	(76)	—	(78)
HealthcareSource HR, Inc.*^	One stop	L + 6.75%(c)	9.14%	05/2020	11,059	10,987	1.2	11,059
HealthcareSource HR, Inc.(5)	One stop	L + 6.75%	N/A(6)	05/2020	—	(1)	—	—
Host Analytics, Inc.	One stop	N/A	8.50% cash/ 2.25% PIK	08/2021	1,412	1,401	0.2	1,412
Host Analytics, Inc.	One stop	N/A	8.50% cash/ 2.25% PIK	08/2021	1,184	1,140	0.1	1,184
Host Analytics, Inc.	One stop	N/A	8.50% cash/ 2.25% PIK	08/2021	330	327	—	330
Host Analytics, Inc.(5)	One stop	N/A	N/A(6)	08/2021	—	(3)	—	—
ICIMS, Inc.	One stop	L + 6.50%(c)	8.64%	09/2024	6,183	6,061	0.7	6,059
ICIMS, Inc.(5)	One stop	L + 6.50%	N/A(6)	09/2024	—	(1)	—	(1)
III US Holdings, LLC	One stop	L + 6.50%	N/A(6)	09/2022	—	—	—	—
Imprivata, Inc.*^	Senior loan	L + 4.00%(c)	6.39%	10/2023	16,528	16,354	1.8	16,528
Imprivata, Inc.(5)	Senior loan	L + 4.00%	N/A(6)	10/2023	—	(2)	—	—
Infogix, Inc.^	One stop	L + 6.00%(c)	8.39%	04/2024	3,995	3,977	0.4	3,995
Infogix, Inc.	One stop	P + 5.00%(f)	10.25%	04/2024	9	9	—	9
Integral Ad Science, Inc.	One stop	L + 7.25%(a)	8.25% cash/ 1.25% PIK	07/2024	5,739	5,629	0.6	5,624
Integral Ad Science, Inc.(5)	One stop	L + 6.00%	N/A(6)	07/2023	—	(1)	—	(1)
Integration Appliance, Inc.	One stop	L + 7.25%(a)	9.36%	08/2023	27,263	27,017	2.9	26,990
Integration Appliance, Inc.	One stop	L + 7.25%	N/A(6)	08/2023	—	—	—	—
JAMF Holdings, Inc.	One stop	L + 8.00%(c)	10.32%	11/2022	5,765	5,670	0.6	5,765
JAMF Holdings, Inc.(5)	One stop	L + 8.00%	N/A(6)	11/2022	—	(1)	—	—
Jobvite, Inc.	One stop	L + 8.00%(a)	10.15%	07/2023	1,414	1,352	0.1	1,358
Jobvite, Inc.	One stop	L + 8.00%	N/A(6)	07/2023	—	—	—	—
Jobvite, Inc.(5)	One stop	L + 8.00%	N/A(6)	07/2023	—	(7)	—	(7)
Kareo, Inc.	One stop	L + 9.00%(a)	11.24%	06/2022	5,755	5,560	0.6	5,755
Kareo, Inc.	One stop	L + 9.00%(a)	11.24%	06/2022	421	417	0.1	421
Kareo, Inc.	One stop	L + 9.00%	N/A(6)	06/2022	—	—	—	—
Maverick Bidco Inc.*	One stop	L + 6.25%(c)	8.64%	04/2023	22,810	22,456	2.4	22,810
Maverick Bidco Inc.	One stop	L + 6.25%(c)	8.59%	04/2023	3,081	3,081	0.3	3,081
Maverick Bidco Inc.	One stop	L + 6.25%(c)	8.60%	04/2023	34	32	—	34
Maverick Bidco Inc.(5)	One stop	L + 6.25%	N/A(6)	04/2023	—	(67)	—	—
Ministry Brands, LLC*	Senior loan	L + 4.00%(a)	6.24%	12/2022	609	606	0.1	609
Ministry Brands, LLC*	Senior loan	L + 4.00%(a)	6.24%	12/2022	348	347	—	348
Ministry Brands, LLC	Senior loan	L + 4.00%(a)	6.24%	12/2022	121	118	—	121
MMan Acquisition Co.*	One stop	L + 6.00%(c)	8.34%	08/2023	12,388	12,237	1.3	12,140
MMan Acquisition Co.	One stop	L + 6.00%(c)	8.34%	08/2023	100	99	—	98
Net Health Acquisition Corp.*	One stop	L + 5.50%(a)	7.74%	12/2023	4,873	4,830	0.5	4,873
Net Health Acquisition Corp.*	One stop	L + 5.50%(a)	7.74%	12/2023	680	675	0.1	680
Net Health Acquisition Corp.(5)	One stop	L + 5.50%	N/A(6)	12/2023	—	(1)	—	—
Netsmart Technologies, Inc.*	Senior loan	L + 3.75%(a)	5.99%	06/2025	1,616	1,606	0.2	1,628
Netsmart Technologies, Inc.(5)	Senior loan	L + 4.75%	N/A(6)	04/2023	—	(6)	—	—
Nextech Systems, LLC*	One stop	L + 6.00%(a)	8.24%	03/2024	12,656	12,613	1.4	12,656
Nextech Systems, LLC	One stop	L + 6.00%	N/A(6)	03/2024	—	—	—	—
Nexus Brands Group, Inc.*	One stop	L + 6.00%(c)	8.33%	11/2023	3,820	3,780	0.4	3,820
Nexus Brands Group, Inc.	One stop	L + 6.00%(c)	8.39%	11/2023	1,376	1,370	0.1	1,376
Nexus Brands Group, Inc.(5)	One stop	L + 6.00%	N/A(6)	11/2023	—	(1)	—	—
Nexus Brands Group, Inc.(5)	One stop	L + 6.00%	N/A(6)	11/2023	—	(14)	—	—
Personify, Inc.*	One stop	L + 5.75%(c)	8.14%	09/2024	6,159	6,099	0.7	6,098
Personify, Inc.(5)	One stop	L + 5.75%	N/A(6)	09/2024	—	(1)	—	(1)
Property Brands, Inc.*	One stop	L + 6.00%(a)	8.24%	01/2024	9,381	9,277	1.0	9,381
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Service – (continued)
Property Brands, Inc.	One stop	L + 6.00%(a)	8.24%	01/2024	$3,090	$3,063	0.3%	$3,090
Property Brands, Inc.(5)	One stop	L + 6.00%	N/A(6)	01/2024	—	(10)	—	—
Property Brands, Inc.(5)	One stop	L + 6.00%	N/A(6)	01/2024	—	(10)	—	—
Quickbase, Inc.*^	One stop	L + 5.00%(c)	7.39%	04/2022	37,700	37,172	4.0	37,700
Quickbase, Inc.(5)	One stop	L + 5.00%	N/A(6)	04/2022	—	(2)	—	—
Saba Software, Inc.*^	Senior loan	L + 4.50%(a)	6.74%	05/2023	29,396	29,009	3.2	29,396
Saba Software, Inc.(5)	Senior loan	L + 4.50%	N/A(6)	05/2023	—	(2)	—	—
Saldon Holdings, Inc.^	Senior loan	L + 4.25%(a)	6.41%	09/2022	604	598	0.1	601
Saldon Holdings, Inc.*	Senior loan	L + 4.25%(a)	6.41%	09/2022	578	575	0.1	575
Telesoft, LLC*	One stop	L + 5.00%(c)	7.34%	07/2022	5,299	5,259	0.6	5,299
Telesoft, LLC(5)	One stop	L + 5.00%	N/A(6)	07/2022	—	(1)	—	—
Transaction Data Systems, Inc.*^	One stop	L + 5.25%(a)	7.50%	06/2021	46,134	45,942	4.9	46,134
Transaction Data Systems, Inc.	One stop	L + 5.25%(c)	7.64%	06/2021	15	14	—	15
Trintech, Inc.*^	One stop	L + 6.00%(b)	8.20%	12/2023	11,984	11,853	1.3	11,984
Trintech, Inc.*^	One stop	L + 6.00%(b)	8.20%	12/2023	6,066	5,999	0.7	6,066
Trintech, Inc.	One stop	L + 6.00%(b)	8.20%	12/2023	30	28	—	30
True Commerce, Inc.*	One stop	L + 5.75%(c)	8.14%	11/2023	7,108	7,032	0.8	7,108
True Commerce, Inc.(8)(9)	One stop	L + 5.75%(c)	8.14%	11/2023	2,790	2,760	0.3	2,755
True Commerce, Inc.(8)	One stop	L + 5.75%(c)	8.14%	11/2023	928	918	0.1	928
True Commerce, Inc.(5)	One stop	L + 5.75%	N/A(6)	11/2023	—	(1)	—	—
Upserve, Inc.	One stop	L + 5.50%(a)	7.65%	07/2023	2,172	2,156	0.2	2,155
Upserve, Inc.	One stop	L + 5.50%	N/A(6)	07/2023	—	—	—	—
Upserve, Inc.(5)	One stop	L + 5.50%	N/A(6)	07/2023	—	(10)	—	(10)
Valant Medical Solutions, Inc.	One stop	L + 11.00%(a)	10.88% cash/ 2.25% PIK	10/2020	1,050	985	0.1	1,050
Valant Medical Solutions, Inc.	One stop	N/A	6.00% PIK	02/2020	189	189	—	232
Valant Medical Solutions, Inc.	One stop	L + 11.00%(a)	10.88% cash/ 2.25% PIK	10/2020	10	10	—	10
Velocity Technology Solutions, Inc.*^	One stop	L + 6.00%(c)	8.39%	12/2023	10,424	10,267	1.1	10,424
Velocity Technology Solutions, Inc.(5)	One stop	L + 6.00%	N/A(6)	12/2023	—	(1)	—	—
Vendavo, Inc.	One stop	L + 8.50%(c)	10.81%	10/2022	6,970	6,876	0.7	6,970
Vendavo, Inc.(5)	One stop	L + 8.50%	N/A(6)	10/2022	—	(5)	—	—
Vendor Credentialing Service LLC*^	One stop	L + 5.75%(a)	7.99%	11/2021	7,553	7,490	0.8	7,553
Vendor Credentialing Service LLC	One stop	L + 5.75%	N/A(6)	11/2021	—	—	—	—
Verisys Corporation*	One stop	L + 7.75%(c)	10.14%	01/2023	4,757	4,705	0.5	4,757
Verisys Corporation(5)	One stop	L + 7.75%	N/A(6)	01/2023	—	(1)	—	—
Workforce Software, LLC	One stop	L + 6.50%(c)	8.83%	06/2021	24,823	24,677	2.7	24,823
Workforce Software, LLC	One stop	L + 6.50%(c)	8.81%	06/2021	2,454	2,431	0.3	2,454
Workforce Software, LLC(5)	One stop	L + 6.50%(c)	N/A(6)	06/2021	—	(1)	—	—
					521,147	514,789	55.8	519,972
Ecological
Pace Analytical Services, LLC*^	One stop	L + 6.25%(a)	8.49%	09/2022	15,066	14,889	1.6	15,066
Pace Analytical Services, LLC*	One stop	L + 6.25%(a)	8.49%	09/2022	1,401	1,385	0.2	1,401
Pace Analytical Services, LLC^	One stop	L + 6.25%(a)	8.47%	09/2022	1,129	1,120	0.1	1,129
Pace Analytical Services, LLC*	One stop	L + 6.25%(a)	8.48%	09/2022	833	825	0.1	833
Pace Analytical Services, LLC^	One stop	L + 6.25%(a)	8.49%	09/2022	346	341	—	346
Pace Analytical Services, LLC	One stop	L + 6.25%(a)	8.49%	09/2022	10	8	—	10
Pace Analytical Services, LLC(5)	One stop	L + 6.25%	N/A(6)	09/2022	—	(29)	—	—
WRE Holding Corp.*	Senior loan	L + 4.75%(a)	6.99%	01/2023	1,309	1,297	0.1	1,309
WRE Holding Corp.	Senior loan	L + 4.75%(a)	6.99%	01/2023	914	904	0.1	914
WRE Holding Corp.	Senior loan	L + 4.75%(a)	6.99%	01/2023	109	108	—	109
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Ecological – (continued)
WRE Holding Corp.	Senior loan	L + 4.75%(a)	6.99%	01/2023	$21	$21	—%	$21
					21,138	20,869	2.2	21,138
Electronics
Appriss Holdings, Inc.*^	One stop	L + 6.25%(c)	8.64%	05/2022	24,226	23,984	2.6	23,984
Appriss Holdings, Inc.(5)	One stop	L + 6.25%	N/A(6)	05/2022	—	(13)	—	(14)
Compusearch Software Holdings, Inc.^	Senior loan	L + 4.25%(c)	6.64%	05/2021	998	996	0.1	998
Diligent Corporation*^	One stop	L + 5.50%(d)	8.09%	04/2022	31,382	30,787	3.4	31,382
Diligent Corporation*^	One stop	L + 5.50%(d)	8.09%	04/2022	8,801	8,679	0.9	8,801
Diligent Corporation*	One stop	L + 5.50%(d)	8.09%	04/2022	7,787	7,687	0.8	7,787
Diligent Corporation(5)	One stop	L + 5.50%	N/A(6)	04/2022	—	(2)	—	—
Gamma Technologies, LLC*^	One stop	L + 5.50%(a)	7.74%	06/2024	12,272	12,175	1.3	12,272
Gamma Technologies, LLC(5)	One stop	L + 5.50%	N/A(6)	06/2024	—	(1)	—	—
SEI, Inc.*^	Senior loan	L + 5.25%(a)	7.49%	07/2023	6,458	6,398	0.7	6,458
Sloan Company, Inc., The*	One stop	L + 13.00%(c)	10.89% cash/ 4.50% PIK	04/2020	3,121	3,101	0.3	2,497
Sloan Company, Inc., The	One stop	L + 13.00%(c)	10.89% cash/ 4.50% PIK	04/2020	210	210	—	168
Sloan Company, Inc., The	One stop	L + 13.00%(c)	10.89% cash/ 4.50% PIK	04/2020	50	50	—	40
Sovos Compliance*^	One stop	L + 6.00%(a)	8.24%	03/2022	32,094	31,723	3.4	32,094
Sovos Compliance^	One stop	L + 6.00%(a)	8.24%	03/2022	5,373	5,312	0.6	5,373
Sovos Compliance	One stop	L + 6.00%(a)	8.24%	03/2022	2,560	2,559	0.3	2,560
Sovos Compliance(5)	One stop	L + 6.00%	N/A(6)	03/2022	—	(1)	—	—
Sovos Compliance(5)	One stop	L + 6.00%	N/A(6)	03/2022	—	(36)	—	—
					135,332	133,608	14.4	134,400
Grocery
Teasdale Quality Foods, Inc.^	Senior loan	L + 4.75%(b)	6.92%	10/2020	117	116	—	115
Teasdale Quality Foods, Inc.*	Senior loan	L + 4.75%(c)	6.92%	10/2020	78	77	—	76
					195	193	—	191
Healthcare, Education and Childcare
Active Day, Inc.*^	One stop	L + 6.00%(a)	8.24%	12/2021	11,408	11,300	1.2	11,180
Active Day, Inc.^	One stop	L + 6.00%(a)	8.24%	12/2021	880	876	0.1	863
Active Day, Inc.*	One stop	L + 6.00%(a)	8.24%	12/2021	567	565	0.1	556
Active Day, Inc.*	One stop	L + 6.00%(a)	8.24%	12/2021	392	390	0.1	384
Active Day, Inc.	One stop	P + 5.00%(f)	10.25%	12/2021	22	21	—	20
Acuity Eyecare Holdings, LLC*	One stop	L + 6.75%(b)	9.01%	03/2022	3,426	3,385	0.4	3,392
Acuity Eyecare Holdings, LLC	One stop	L + 6.75%(b)	9.02%	03/2022	3,189	3,156	0.3	3,157
Acuity Eyecare Holdings, LLC	One stop	L + 6.75%(b)	9.04%	03/2022	431	398	0.1	393
Acuity Eyecare Holdings, LLC	One stop	P + 5.75%(f)	11.00%	03/2022	10	10	—	9
ADCS Clinics Intermediate Holdings, LLC*	One stop	L + 5.75%(b)	8.04%	05/2022	21,683	21,375	2.3	21,249
ADCS Clinics Intermediate Holdings, LLC*	One stop	L + 5.75%(b)	8.04%	05/2022	107	106	—	105
ADCS Clinics Intermediate Holdings, LLC	One stop	L + 5.75%(b)	8.04%	05/2022	83	83	—	81
ADCS Clinics Intermediate Holdings, LLC	One stop	L + 5.75%(b)	8.04%	05/2022	50	49	—	48
ADCS Clinics Intermediate Holdings, LLC^	One stop	L + 5.75%(b)	8.04%	05/2022	31	31	—	31
Advanced Pain Management Holdings, Inc.*(7)	Senior loan	L + 5.00%(a)	7.24%	11/2018	5,593	5,593	0.3	3,076
Advanced Pain Management Holdings, Inc.*(7)	Senior loan	L + 5.00%(a)	7.24%	11/2018	383	382	—	210
Advanced Pain Management Holdings, Inc.(7)	Senior loan	L + 5.00%	N/A(6)	11/2018	—	—	—	—
Agilitas USA, Inc.*	One stop	L + 6.00%(c)	8.34%	04/2022	1,956	1,942	0.2	1,917
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
Agilitas USA, Inc.	One stop	L + 6.00%(c)	8.34%	04/2022	$10	$10	—%	$8
Agilitas USA, Inc.(5)	One stop	L + 6.00%	N/A(6)	04/2022	—	(12)	—	—
Apothecary Products, LLC*^	Senior loan	L + 4.25%(d)	6.77%	07/2023	3,423	3,379	0.4	3,389
Apothecary Products, LLC(5)	Senior loan	L + 4.25%	N/A(6)	07/2023	—	(7)	—	(8)
Aris Teleradiology Company, LLC*^(7)	Senior loan	L + 5.50%(c)	8.00%	03/2021	2,499	2,486	0.1	1,148
Aris Teleradiology Company, LLC(7)	Senior loan	L + 5.50%(c)(d)	8.01%	03/2021	132	132	—	44
Avalign Technologies, Inc.^	Senior loan	L + 4.50%(a)	6.75%	07/2021	894	892	0.1	894
BIORECLAMATIONIVT, LLC*^	One stop	L + 6.25%(a)	8.49%	01/2021	14,906	14,786	1.6	14,906
BIORECLAMATIONIVT, LLC	One stop	P + 5.25%(f)	10.50%	01/2021	100	99	—	100
CLP Healthcare Services, Inc.^	Senior loan	L + 5.50%(c)	7.89%	12/2020	927	920	0.1	908
DCA Investment Holding, LLC*^	One stop	L + 5.25%(c)	7.64%	07/2021	14,453	14,363	1.6	14,453
DCA Investment Holding, LLC*^	One stop	L + 5.25%(c)	7.64%	07/2021	13,485	13,375	1.4	13,485
DCA Investment Holding, LLC*^	One stop	L + 5.25%(c)	7.64%	07/2021	6,042	5,971	0.7	6,042
DCA Investment Holding, LLC	One stop	L + 5.25%(c)	7.64%	07/2021	2,414	2,381	0.3	2,414
DCA Investment Holding, LLC	One stop	L + 5.25%(c)	7.64%	07/2021	151	150	—	151
DCA Investment Holding, LLC	One stop	L + 5.25%(c)	7.64%	07/2021	47	47	—	47
DCA Investment Holding, LLC(5)	One stop	L + 5.25%	N/A(6)	07/2021	—	(9)	—	—
DCA Investment Holding, LLC(5)	One stop	L + 5.25%	N/A(6)	07/2021	—	(120)	—	—
Deca Dental Management LLC	One stop	L + 6.25%(c)	8.64%	07/2020	7,443	7,402	0.8	7,443
Deca Dental Management LLC^	One stop	L + 6.25%(a)(c)	8.57%	07/2020	906	902	0.1	906
Deca Dental Management LLC	One stop	L + 6.25%(a)	8.49%	07/2020	50	50	—	50
Deca Dental Management LLC(5)	One stop	L + 6.25%	N/A(6)	07/2020	—	(4)	—	—
Dental Holdings Corporation^	One stop	L + 5.50%(d)	8.02%	02/2020	3,183	3,164	0.3	3,183
Dental Holdings Corporation	One stop	L + 5.50%(d)	8.02%	02/2020	505	502	0.1	505
Dental Holdings Corporation	One stop	L + 5.50%(b)	7.67%	02/2020	98	95	—	98
Elite Dental Partners LLC*	One stop	L + 5.25%(a)	7.49%	06/2023	2,014	1,986	0.2	2,014
Elite Dental Partners LLC	One stop	L + 5.25%(a)	7.49%	06/2023	1,578	1,384	0.2	1,578
Elite Dental Partners LLC(5)	One stop	L + 5.25%	N/A(6)	06/2023	—	(1)	—	—
ERG Buyer, LLC*	One stop	L + 5.50%(c)	7.89%	05/2024	6,342	6,252	0.7	6,342
ERG Buyer, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2024	—	(2)	—	—
ERG Buyer, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2024	—	(146)	—	—
eSolutions, Inc.*^	One stop	L + 6.50%(a)	8.74%	03/2022	29,419	29,180	3.1	29,198
eSolutions, Inc.(5)	One stop	L + 6.50%	N/A(6)	03/2022	—	(1)	—	(1)
Excelligence Learning Corporation*^	One stop	L + 6.00%(a)	8.24%	04/2023	6,236	6,189	0.6	5,862
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.64%	05/2023	10,388	10,247	1.1	10,388
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.64%	05/2023	7,456	7,317	0.8	7,456
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.64%	05/2023	6,679	6,679	0.7	6,679
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.64%	05/2023	2,230	2,230	0.2	2,230
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.59%	05/2023	1,441	1,441	0.2	1,441
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.64%	05/2023	1,082	1,082	0.1	1,082
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.64%	05/2023	953	953	0.1	953
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
Eyecare Services Partners Holdings LLC*	One stop	L + 6.25%(c)	8.64%	05/2023	$616	$472	0.1%	$616
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.64%	05/2023	460	361	0.1	460
Eyecare Services Partners Holdings LLC	One stop	L + 6.25%(c)	8.63%	05/2023	25	22	—	25
G & H Wire Company, Inc.*	One stop	L + 5.75%(a)	7.99%	09/2023	1,104	1,095	0.1	1,104
G & H Wire Company, Inc.(5)	One stop	L + 5.75%	N/A(6)	09/2022	—	(1)	—	—
Immucor, Inc.*	Senior loan	L + 5.00%(c)	7.39%	06/2021	2,034	2,034	0.2	2,071
Katena Holdings, Inc.^	One stop	L + 6.00%(c)	8.39%	06/2021	4,475	4,444	0.5	4,385
Katena Holdings, Inc.^	One stop	L + 6.00%(c)	8.39%	06/2021	437	434	0.1	428
Katena Holdings, Inc.*	One stop	L + 6.00%(c)	8.39%	06/2021	301	298	—	295
Katena Holdings, Inc.(5)	One stop	L + 6.00%	N/A(6)	06/2021	—	(1)	—	(2)
Lombart Brothers, Inc.*^	One stop	L + 6.75%(c)	9.14%	04/2022	4,692	4,615	0.5	4,622
Lombart Brothers, Inc.*(8)	One stop	L + 6.75%(c)	9.14%	04/2022	1,534	1,509	0.2	1,511
Lombart Brothers, Inc.	One stop	P + 5.50%(f)	10.75%	04/2022	29	28	—	28
Lombart Brothers, Inc.(8)	One stop	P + 5.50%(f)	10.75%	04/2022	8	8	—	8
Maverick Healthcare Group, LLC*	Senior loan	L + 7.50%(a)	7.89% cash/ 2.00% PIK	04/2017	432	432	0.1	432
MD Now Holdings, Inc.*	One stop	L + 5.25%(c)	7.64%	08/2024	7,070	7,001	0.8	6,999
MD Now Holdings, Inc.(5)	One stop	L + 5.25%	N/A(6)	08/2024	—	(1)	—	(2)
MD Now Holdings, Inc.(5)	One stop	L + 5.25%	N/A(6)	08/2024	—	(20)	—	(20)
MWD Management, LLC & MWD Services, Inc.*	One stop	L + 5.25%(c)	7.64%	06/2023	4,381	4,381	0.5	4,381
MWD Management, LLC & MWD Services, Inc.*	One stop	L + 5.25%(c)	7.64%	06/2023	1,295	1,282	0.1%	1,295
MWD Management, LLC & MWD Services, Inc.(5)	One stop	L + 5.25%	N/A(6)	06/2022	—	(1)	—	—
MWD Management, LLC & MWD Services, Inc.(5)	One stop	L + 5.25%	N/A(6)	06/2023	—	(72)	—	—
Oliver Street Dermatology Holdings, LLC*^	One stop	L + 6.00%(c)	8.39%	05/2022	8,717	8,600	0.9	8,717
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.00%(c)	8.39%	05/2022	1,885	1,867	0.2	1,885
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)	8.39%	05/2022	1,352	1,338	0.1	1,352
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)	8.39%	05/2022	1,195	1,184	0.1	1,195
Oliver Street Dermatology Holdings, LLC*	One stop	L + 6.00%(c)	8.39%	05/2022	1,043	1,033	0.1	1,043
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)	8.39%	05/2022	1,040	1,031	0.1	1,040
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)	8.39%	05/2022	810	802	0.1	810
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)	8.39%	05/2022	702	696	0.1	702
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.00%(c)(f)	8.85%	05/2022	81	80	—	81
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.00%(c)	8.39%	05/2022	46	45	—	46
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.00%(c)	8.39%	05/2022	41	41	—	41
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.00%(c)	8.39%	05/2022	32	32	—	32
Oliver Street Dermatology Holdings, LLC^	One stop	L + 6.00%(c)	8.39%	05/2022	30	30	—	30
Oliver Street Dermatology Holdings, LLC(5)	One stop	L + 6.00%	N/A(6)	05/2022	—	(10)	—	—
ONsite Mammography, LLC	One stop	L + 6.75%(a)	8.99%	11/2023	2,838	2,807	0.3	2,838
ONsite Mammography, LLC	One stop	L + 6.75%(c)(d)	9.15%	11/2023	335	323	—	335
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
ONsite Mammography, LLC(5)	One stop	L + 6.75%	N/A(6)	11/2023	$—	$(1)	—%	$—
Pinnacle Treatment Centers, Inc.*	One stop	L + 6.25%(c)	8.59%	08/2021	9,649	9,552	1.0	9,649
Pinnacle Treatment Centers, Inc.	One stop	L + 6.25%(b)(c)	8.52%	08/2021	58	57	—	58
Pinnacle Treatment Centers, Inc.	One stop	L + 6.25%(c)	8.59%	08/2021	55	54	—	55
Pinnacle Treatment Centers, Inc.	One stop	L + 6.25%(a)	8.46%	08/2021	43	41	—	43
PPT Management Holdings, LLC*^	One stop	L + 7.50%(b)(f)	9.69%	12/2022	12,273	12,089	1.1	10,033
PPT Management Holdings, LLC	One stop	L + 7.50%(b)(c)(f)	9.69%	12/2022	141	141	—	116
PPT Management Holdings, LLC	One stop	L + 7.50%(b)(f)	9.69%	12/2022	84	84	—	68
PPT Management Holdings, LLC	One stop	L + 7.50%(b)(f)	9.69%	12/2022	40	31	—	32
PPT Management Holdings, LLC(5)	One stop	L + 7.50%(b)(f)	9.69%	12/2022	7	4	—	(30)
Riverchase MSO, LLC*^	Senior loan	L + 5.25%(c)	7.64%	10/2022	4,890	4,840	0.5	4,890
Riverchase MSO, LLC	Senior loan	L + 5.25%(c)	7.63%	10/2022	54	53	—	54
RXH Buyer Corporation*	One stop	L + 5.75%(c)	8.14%	09/2021	11,021	10,912	1.2	11,021
RXH Buyer Corporation^	One stop	L + 5.75%(c)	8.14%	09/2021	1,247	1,241	0.1	1,247
RXH Buyer Corporation	One stop	P + 4.75%(c)(f)	9.19%	09/2021	92	90	—	92
SLMP, LLC	One stop	L + 6.00%(a)	8.24%	05/2023	5,597	5,528	0.6	5,597
SLMP, LLC*	One stop	L + 6.00%(a)	8.24%	05/2023	4,701	4,644	0.5	4,701
SLMP, LLC	One stop	N/A	7.50% PIK	05/2027	117	117	—	117
SLMP, LLC(5)	One stop	L + 6.00%	N/A(6)	05/2023	—	(1)	—	—
SLMP, LLC(5)	One stop	L + 6.00%	N/A(6)	05/2023	—	(9)	—	—
Spear Education, LLC^	One stop	L + 6.25%(c)	8.75%	08/2019	3,468	3,463	0.4	3,468
Spear Education, LLC	One stop	L + 6.25%(c)	8.59%	08/2019	178	178	—	178
Spear Education, LLC	One stop	L + 6.25%(c)	8.56%	08/2019	62	61	—	62
Summit Behavioral Healthcare, LLC*	Senior loan	L + 4.75%(c)	7.06%	10/2023	2,401	2,380	0.3	2,401
Summit Behavioral Healthcare, LLC	Senior loan	L + 4.75%(c)	7.07%	10/2023	118	111	—	118
Summit Behavioral Healthcare, LLC	Senior loan	L + 4.75%(c)	7.07%	10/2023	19	18	—	19
WHCG Management, LLC^	Senior loan	L + 5.00%(c)	7.39%	03/2023	3,950	3,913	0.4	3,950
WHCG Management, LLC	Senior loan	L + 5.00%(c)	7.35%	03/2023	100	99	—	100
WHCG Management, LLC(5)	Senior loan	L + 5.00%	N/A(6)	03/2023	—	(20)	—	—
WIRB-Copernicus Group, Inc.*	Senior loan	L + 4.25%(a)	6.49%	08/2022	10,429	10,364	1.1	10,429
WIRB-Copernicus Group, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	08/2022	—	(1)	—	—
WIRB-Copernicus Group, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	08/2022	—	(22)	—	—
					317,531	313,636	33.2	309,310
Home and Office Furnishings, Housewares, and Durable Consumer
1A Smart Start LLC^	Senior loan	L + 4.50%(a)	6.74%	02/2022	354	353	—	355
CST Buyer Company^	One stop	L + 5.00%(a)	7.24%	03/2023	3,086	3,016	0.3	3,086
CST Buyer Company(5)	One stop	L + 5.00%	N/A(6)	03/2023	—	(1)	—	—
Plano Molding Company, LLC*	One stop	L + 7.50%(a)	9.67%	05/2021	4,850	4,801	0.5	4,753
					8,290	8,169	0.8	8,194
Hotels, Motels, Inns, and Gaming
Aimbridge Hospitality, LLC^	One stop	L + 5.00%(a)	7.24%	06/2022	6,329	6,244	0.7	6,329
Aimbridge Hospitality, LLC*^	One stop	L + 5.00%(a)	7.24%	06/2022	4,993	4,928	0.5	4,993
Aimbridge Hospitality, LLC^	One stop	L + 5.00%(a)	7.24%	06/2022	1,055	1,040	0.1	1,055
Aimbridge Hospitality, LLC	One stop	L + 5.00%(a)	7.24%	06/2022	61	57	—	61
Aimbridge Hospitality, LLC(5)	One stop	L + 5.00%	N/A(6)	06/2022	—	(1)	—	—
					12,438	12,268	1.3	12,438

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Insurance
Captive Resources Midco, LLC*^	One stop	L + 5.75%(a)	7.99%	12/2021	$12,505	$12,359	1.3%	$12,505
Captive Resources Midco, LLC(5)	One stop	L + 5.75%	N/A(6)	12/2021	—	(4)	—	—
Captive Resources Midco, LLC(5)	One stop	L + 5.75%	N/A(6)	12/2021	—	(12)	—	—
Internet Pipeline, Inc.*^	One stop	L + 4.75%(a)	7.00%	08/2022	10,245	10,106	1.1	10,245
Internet Pipeline, Inc.*^	One stop	L + 4.75%(a)	7.00%	08/2022	4,406	4,362	0.5	4,406
Internet Pipeline, Inc.(8)(9)		L + 4.75%(a)	7.00%	08/2022	3,541	3,495	0.4	3,447
Internet Pipeline, Inc.^	One stop	L + 4.75%(a)	7.00%	08/2022	1,668	1,651	0.2	1,668
Internet Pipeline, Inc.(5)	One stop	L + 4.75%	N/A(6)	08/2021	—	(1)	—	—
RSC Acquisition, Inc.*^	Senior loan	L + 4.25%(c)(d)(f)	6.72%	11/2022	26,852	26,712	2.9	26,784
RSC Acquisition, Inc.	Senior loan	L + 4.25%(d)(e)	6.76%	11/2021	21	21	—	21
RSC Acquisition, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	11/2022	—	(32)	—	(13)
					59,238	58,657	6.4	59,063
Leisure, Amusement, Motion Pictures, Entertainment
NFD Operating, LLC^	One stop	L + 7.00%(a)	9.11%	06/2021	2,148	2,130	0.2	2,148
NFD Operating, LLC	One stop	L + 7.00%	N/A(6)	06/2021	—	—	—	—
PADI Holdco, Inc.(8)(9)	One stop	E + 5.75%(g)	5.75%	04/2023	12,505	12,505	1.3	12,142
PADI Holdco, Inc.*	One stop	L + 5.75%(c)	8.14%	04/2023	12,637	12,478	1.4	12,637
PADI Holdco, Inc.	One stop	L + 5.75%(c)	8.14%	04/2022	125	123	—	125
Self Esteem Brands, LLC*^	Senior loan	L + 4.75%(a)	6.99%	02/2020	8,681	8,646	0.9	8,681
Sunshine Sub, LLC*	One stop	L + 4.75%(a)	6.99%	05/2024	5,468	5,366	0.6	5,468
Sunshine Sub, LLC(5)	One stop	L + 4.75%	N/A(6)	05/2024	—	(1)	—	—
Sunshine Sub, LLC(5)	One stop	L + 4.75%	N/A(6)	05/2024	—	(39)	—	—
Teaching Company, The*^	One stop	L + 4.75%(c)	7.09%	07/2023	7,024	6,990	0.8	7,024
Teaching Company, The(5)	One stop	L + 4.75%	N/A(6)	07/2023	—	(1)	—	—
Titan Fitness, LLC^	One stop	L + 6.50%(a)	8.61%	06/2021	1,933	1,933	0.2	1,933
Titan Fitness, LLC^	One stop	L + 6.50%(a)	8.61%	06/2021	292	291	—	292
Titan Fitness, LLC*	One stop	L + 6.50%(a)	8.61%	06/2021	256	256	—	256
Titan Fitness, LLC^	One stop	L + 6.50%(a)	8.61%	06/2021	138	137	—	138
Titan Fitness, LLC	One stop	L + 6.50%	N/A(6)	06/2021	—	—	—	—
WBZ Investment LLC*	One stop	L + 5.50%(a)	7.64%	09/2020	3,463	3,429	0.4	3,428
WBZ Investment LLC(5)	One stop	L + 5.50%	N/A(6)	09/2024	—	—	—	(1)
WBZ Investment LLC(5)	One stop	L + 5.50%	N/A(6)	09/2024	—	(27)	—	(27)
					54,670	54,216	5.8	54,244
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.*	One stop	L + 10.00%(a)	10.24% cash/ 2.00% PIK	05/2019	185	185	—	185
Benetech, Inc.	One stop	P + 8.75%(a)(f)	11.77% cash/ 2.00% PIK	05/2019	10	10	—	10
					195	195	—	195
Oil and Gas
Drilling Info Holdings, Inc.*^	Senior loan	L + 4.25%(b)	6.54%	07/2025	13,964	13,783	1.5	13,895
Drilling Info Holdings, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	07/2023	—	(2)	—	—
Drilling Info Holdings, Inc.(5)	Senior loan	L + 4.25%	N/A(6)	07/2025	—	(48)	—	(14)
					13,964	13,733	1.5	13,881
Personal and Non Durable Consumer Products (Mfg. Only)
Georgica Pine Clothiers, LLC^	One stop	L + 5.50%(c)	7.89%	11/2021	4,823	4,798	0.5	4,823
Georgica Pine Clothiers, LLC*	One stop	L + 5.50%(c)	7.89%	11/2021	421	419	0.1	421
Georgica Pine Clothiers, LLC^	One stop	L + 5.50%(c)	7.89%	11/2021	296	294	—	296
Georgica Pine Clothiers, LLC	One stop	L + 5.50%(c)(f)	8.42%	11/2021	46	45	—	46
IMPLUS Footwear, LLC*^	One stop	L + 6.75%(c)	9.14%	04/2021	13,124	13,044	1.4	13,124
IMPLUS Footwear, LLC*^	One stop	L + 6.75%(c)	9.09%	04/2021	2,311	2,296	0.3	2,311
IMPLUS Footcare, LLC	One stop	L + 6.75%(c)	9.14%	04/2021	700	690	0.1	700
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.06%	09/2020	3,120	3,107	0.3	3,120
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Personal and Non Durable Consumer Products (Mfg. Only) – (continued)
Massage Envy, LLC	One stop	L + 6.75%(c)	9.09%	09/2020	$152	$151	—%	$152
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.07%	09/2020	113	112	—	113
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.09%	09/2020	99	98	—	99
Massage Envy, LLC^	One stop	L + 6.75%(c)	9.06%	09/2020	99	98	—	99
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.08%	09/2020	94	93	—	94
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.12%	09/2020	90	90	—	90
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.07%	09/2020	71	70	—	71
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.08%	09/2020	45	45	—	45
Massage Envy, LLC^	One stop	L + 6.75%(c)(f)	9.13%	09/2020	30	30	—	30
Massage Envy, LLC	One stop	L + 6.75%(c)	9.09%	09/2020	25	21	—	25
Massage Envy, LLC	One stop	L + 6.75%	N/A(6)	09/2020	—	—	—	—
Orthotics Holdings, Inc.*	One stop	L + 5.50%(a)	7.74%	02/2020	3,656	3,639	0.4	3,583
Orthotics Holdings, Inc.*(8)	One stop	L + 5.50%(a)	7.74%	02/2020	599	597	0.1	587
Orthotics Holdings, Inc.(8)	One stop	L + 5.50%	N/A(6)	02/2020	—	—	—	—
Orthotics Holdings, Inc.(5)	One stop	L + 5.50%	N/A(6)	02/2020	—	(3)	—	(2)
Team Technologies Acquisition Company^	Senior loan	L + 5.00%(c)(f)	7.35%	12/2018	258	258	—	257
Team Technologies Acquisition Company*	Senior loan	L + 5.50%(c)(f)	7.85%	12/2018	48	48	—	48
Team Technologies Acquisition Company	Senior loan	L + 5.00%	N/A(6)	12/2018	—	—	—	—
					30,220	30,040	3.2	30,132
Personal, Food and Miscellaneous Services
Captain D’s, LLC*	Senior loan	L + 4.50%(b)	6.71%	12/2023	2,218	2,199	0.2	2,218
Captain D’s, LLC	Senior loan	P + 3.50%(a)(f)	7.86%	12/2023	9	9	—	9
Clarkson Eyecare LLC*^	One stop	L + 6.25%(c)	8.64%	04/2021	17,015	16,846	1.8	17,015
Clarkson Eyecare LLC	One stop	L + 6.25%(c)	8.64%	04/2021	8,443	8,382	0.9	8,443
Clarkson Eyecare LLC	One stop	L + 6.25%(a)(c)	8.43%	04/2021	4,678	4,639	0.5	4,678
Clarkson Eyecare LLC	One stop	L + 6.25%(c)	8.58%	04/2021	4,006	4,006	0.4	4,006
Clarkson Eyecare LLC*	One stop	L + 6.25%(c)	8.64%	04/2021	2,926	2,905	0.3	2,926
Clarkson Eyecare LLC*	One stop	L + 6.25%(c)	8.64%	04/2021	2,491	2,474	0.3	2,491
Clarkson Eyecare LLC	One stop	L + 6.25%(c)	8.64%	04/2021	1,392	1,392	0.1	1,392
Clarkson Eyecare LLC	One stop	L + 6.25%(c)	8.64%	04/2021	709	672	0.1	709
Clarkson Eyecare LLC*	One stop	L + 6.25%(c)	8.64%	04/2021	656	655	0.1	656
Clarkson Eyecare LLC*	One stop	L + 6.25%(c)	8.64%	04/2021	484	477	0.1	484
Clarkson Eyecare LLC	One stop	L + 6.25%(c)	8.63%	04/2021	257	253	—	257
Clarkson Eyecare LLC(5)	One stop	L + 6.25%	N/A(6)	04/2021	—	(16)	—	—
Community Veterinary Partners, LLC^	One stop	L + 5.50%(c)	7.89%	10/2021	1,945	1,940	0.2	1,945
Community Veterinary Partners, LLC^	One stop	L + 5.50%(c)	7.89%	10/2021	516	516	0.1	516
Community Veterinary Partners, LLC^	One stop	L + 5.50%(c)	7.89%	10/2021	99	97	—	99
Community Veterinary Partners, LLC(5)	One stop	L + 5.50%	N/A(6)	10/2021	—	(30)	—	—
Imperial Optical Midco Inc.	One stop	L + 4.75%(b)	6.96%	08/2023	592	533	0.1	531
Imperial Optical Midco Inc.	One stop	L + 4.75%(b)	7.04%	08/2023	150	148	—	148
Imperial Optical Midco Inc.	One stop	L + 4.75%	N/A(6)	08/2023	—	—	—	—
PPV Intermediate Holdings II, LLC	One stop	N/A	7.90% PIK	05/2023	19	19	—	19
PPV Intermediate Holdings II, LLC(5)	One stop	L + 5.00%	N/A(6)	05/2023	—	(1)	—	—
PPV Intermediate Holdings II, LLC(5)	One stop	L + 5.00%	N/A(6)	05/2020	—	(77)	—	—
Ruby Slipper Cafe LLC, The	One stop	L + 7.50%(c)	9.85%	01/2023	60	59	—	60
Ruby Slipper Cafe LLC, The	One stop	L + 7.50%(c)	9.84%	01/2023	70	56	—	70
Ruby Slipper Cafe LLC, The	One stop	L + 7.50%(c)	9.82%	01/2023	5	5	—	5
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Personal, Food and Miscellaneous Services – (continued)
Southern Veterinary Partners, LLC*	One stop	L + 5.50%(a)	7.74%	05/2025	$3,607	$3,573	0.4%	$3,607
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	2,177	2,156	0.2	2,177
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	1,916	1,898	0.2	1,916
Southern Veterinary Partners, LLC*^	One stop	L + 5.50%(a)	7.74%	05/2025	1,573	1,549	0.2	1,573
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	1,110	1,071	0.1	1,110
Southern Veterinary Partners, LLC*	One stop	L + 5.50%(a)	7.74%	05/2025	1,039	1,029	0.1	1,039
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	853	845	0.1	853
Southern Veterinary Partners, LLC	One stop	L + 5.50%(a)	7.74%	05/2025	777	737	0.1	777
Southern Veterinary Partners, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2023	—	(2)	—	—
Southern Veterinary Partners, LLC(5)	One stop	L + 5.50%	N/A(6)	05/2025	—	(79)	—	—
Veterinary Specialists of North America, LLC*^	One stop	L + 5.50%(a)	7.69%	07/2021	3,813	3,785	0.4	3,813
Veterinary Specialists of North America, LLC	One stop	L + 5.50%(a)	7.74%	07/2021	464	460	0.1	464
Veterinary Specialists of North America, LLC	One stop	L + 5.50%(a)	7.74%	07/2021	420	416	0.1	420
Veterinary Specialists of North America, LLC^	One stop	L + 5.50%(a)	7.74%	07/2021	229	227	—	229
Veterinary Specialists of North America, LLC^	One stop	L + 5.50%(a)	7.74%	07/2021	88	88	—	88
Veterinary Specialists of North America, LLC	One stop	L + 5.50%(a)	7.74%	07/2021	45	37	—	45
Veterinary Specialists of North America, LLC*	One stop	L + 5.50%(a)	7.74%	07/2021	33	33	—	33
Veterinary Specialists of North America, LLC(5)	One stop	L + 5.50%	N/A(6)	07/2021	—	(1)	—	—
Wetzel’s Pretzels, LLC*^	One stop	L + 6.75%(a)	8.99%	09/2021	8,290	8,212	0.9	8,290
Wetzel’s Pretzels, LLC	One stop	L + 6.75%(a)	8.86%	09/2021	3	2	—	3
					75,177	74,194	8.1	75,114
Printing and Publishing
Brandmuscle, Inc.^	Senior loan	L + 5.00%(c)	7.39%	12/2021	532	529	0.1	535
Messenger, LLC*	One stop	L + 6.00%(a)(f)	8.23%	08/2023	3,926	3,888	0.4	3,887
Messenger, LLC	One stop	P + 5.00%(f)	10.25%	08/2023	3	3	—	3
					4,461	4,420	0.5	4,425
Retail Stores
Batteries Plus Holding Corporation*^	One stop	L + 6.75%(a)	8.99%	07/2022	11,379	11,253	1.2	11,379
Batteries Plus Holding Corporation(5)	One stop	L + 6.75%	N/A(6)	07/2022	—	(1)	—	—
Cycle Gear, Inc.^	One stop	L + 6.50%(c)	8.84%	01/2020	7,495	7,461	0.8	7,495
Cycle Gear, Inc.^	One stop	L + 6.50%(c)	8.84%	01/2020	705	701	0.1	705
Cycle Gear, Inc.(5)	One stop	L + 6.50%	N/A(6)	01/2020	—	(4)	—	—
DTLR, Inc.*^	One stop	L + 6.50%(b)	8.68%	08/2022	19,507	19,280	2.1	19,507
Feeders Supply Company, LLC*^	One stop	L + 5.75%(a)	8.01%	04/2021	4,491	4,461	0.5	4,491
Feeders Supply Company, LLC	Subordinated debt	N/A	12.50% cash/ 7.00% PIK	04/2021	62	62	—	62
Feeders Supply Company, LLC	One stop	L + 5.75%	N/A(6)	04/2021	—	—	—	—
Marshall Retail Group LLC, The*	One stop	L + 6.00%(c)	8.34%	08/2020	3,124	3,124	0.3	3,124
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Retail Stores – (continued)
Marshall Retail Group LLC, The	One stop	L + 6.00%	N/A(6)	08/2019	$—	$—	—%	$—
Mills Fleet Farm Group LLC*^	One stop	L + 5.50%(a)	7.74%	02/2022	5,650	5,471	0.6	5,650
Pet Holdings ULC*^(8)(10)	One stop	L + 5.50%(c)	7.84%	07/2022	32,645	32,434	3.5	32,645
Pet Holdings ULC^(8)(10)	One stop	L + 5.50%(c)	7.84%	07/2022	130	128	—	130
Pet Holdings ULC(5)(8)(10)	One stop	L + 5.50%	N/A(6)	07/2022	—	(2)	—	—
PetPeople Enterprises, LLC^	One stop	L + 5.00%(a)	7.25%	09/2023	2,349	2,325	0.3	2,349
PetPeople Enterprises, LLC(5)	One stop	L + 5.00%	N/A(6)	09/2023	—	(1)	—	—
PetPeople Enterprises, LLC(5)	One stop	L + 5.00%	N/A(6)	09/2023	—	(2)	—	—
					87,537	86,690	9.4	87,537
Telecommunications
NetMotion Wireless Holdings, Inc.^	One stop	L + 6.25%(c)	8.64%	10/2021	6,340	6,260	0.7	6,340
NetMotion Wireless Holdings, Inc.(5)	One stop	L + 6.25%	N/A(6)	10/2021	—	(1)	—	—
					6,340	6,259	0.7	6,340
Textiles and Leather
SHO Holding I Corporation^	Senior loan	L + 5.00%(c)	7.34%	10/2022	1,898	1,870	0.2	1,822
SHO Holding I Corporation	Senior loan	L + 4.00%(a)(c)	6.14%	10/2021	15	15	—	12
					1,913	1,885	0.2	1,834
Utilities
Arcos, LLC^	One stop	L + 6.00%(c)	8.39%	02/2021	3294	3276	0.4	3294
Arcos, LLC	One stop	L + 6.00%	N/A(6)	02/2021	0	0	—	0
					3,294	3,276	0.4	3,294
Total non-controlled/non-affiliate company debt investments					$1,607,290	$1,588,372	170.8%	$1,593,211
Equity investments(11)(12)
Aerospace and Defense
Whitcraft LLC	Common stock	N/A	N/A	N/A	7	688	0.1	1,121
Automobile
Grease Monkey International, LLC	LLC units	N/A	N/A	N/A	448	448	0.1	648
Polk Acquisition Corp.	LP interest	N/A	N/A	N/A	4	401	—	264
Quick Quack Car Wash Holdings, LLC	LLC units	N/A	N/A	N/A	—	248	—	248
						1,097	0.1	1,160
Beverage, Food and Tobacco
Cafe Rio Holding, Inc.	Common stock	N/A	N/A	N/A	3	283	—	335
Global ID Corporation	LLC interest	N/A	N/A	N/A	2	240	—	343
Hopdoddy Holdings, LLC	LLC units	N/A	N/A	N/A	17	84	—	79
Hopdoddy Holdings, LLC	LLC units	N/A	N/A	N/A	8	24	—	22
Mendocino Farms, LLC	Common stock	N/A	N/A	N/A	157	690	0.1	690
Purfoods, LLC	LLC interest	N/A	N/A	N/A	355	355	0.1	491
						1,676	0.2	1,960
Chemicals, Plastics and Rubber
Flexan, LLC	Preferred stock	N/A	N/A	N/A	—	40	—	32
Flexan, LLC	Common stock	N/A	N/A	N/A	—	—	—	—
Inhance Technologies Holdings LLC	LLC units	N/A	N/A	N/A	—	80	—	80
						120	—	112
Diversified/Conglomerate Manufacturing
Inventus Power, Inc.	Preferred stock	N/A	N/A	N/A	—	259	—	—
Inventus Power, Inc.	LLC units	N/A	N/A	N/A	—	38	—	33
Inventus Power, Inc.	Common stock	N/A	N/A	N/A	—	—	—	—
Reladyne, Inc.	LP interest	N/A	N/A	N/A	—	242	0.1	484
						539	0.1	517

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Diversified/Conglomerate Service
Accela, Inc.	LLC units	N/A	N/A	N/A	374	$374	0.1%	$411
Agility Recovery Solutions Inc.	Preferred stock	N/A	N/A	N/A	30	152	—	189
Apttus Corporation	Preferred stock	N/A	N/A	N/A	21	319	0.1	431
Apttus Corporation	Warrant	N/A	N/A	N/A	41	235	—	225
Centrify Corporation	LP interest	N/A	N/A	N/A	—	400	0.1	400
Centrify Corporation	LP interest	N/A	N/A	N/A	141	—	—	—
Cloudbees, Inc.	Preferred stock	N/A	N/A	N/A	39	247	—	247
Cloudbees, Inc.	Warrant	N/A	N/A	N/A	35	46	—	46
Confluence Technologies, Inc.	LLC interest	N/A	N/A	N/A	1	106	—	122
Connexin Software, Inc.	LLC interest	N/A	N/A	N/A	84	84	—	111
Digital Guardian, Inc.	Warrant	N/A	N/A	N/A	67	11	—	11
GS Acquisitionco, Inc.	LP interest	N/A	N/A	N/A	1	117	—	151
HealthcareSource HR, Inc.	LLC interest	N/A	N/A	N/A	—	165	—	196
Host Analytics, Inc.	Warrant	N/A	N/A	N/A	164	60	—	171
Jobvite, Inc.	Warrant	N/A	N/A	N/A	86	56	—	56
Kareo, Inc.	Warrant	N/A	N/A	N/A	29	203	—	2
Kareo, Inc.	Preferred stock	N/A	N/A	N/A	1	5	—	6
Maverick Bidco Inc.	LLC units	N/A	N/A	N/A	1	597	0.1	707
MMan Acquisition Co.	LP interest	N/A	N/A	N/A	334	334	—	261
Net Health Acquisition Corp.	LP interest	N/A	N/A	N/A	—	436	0.1	489
Nexus Brands Group, Inc.	LP interest	N/A	N/A	N/A	—	172	—	195
Personify, Inc.	LLC units	N/A	N/A	N/A	342	342	—	342
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	—	399	0.1	479
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	99	4	—	49
Property Brands, Inc.	Preferred stock	N/A	N/A	N/A	34	345	0.1	373
Quickbase, Inc.	Common stock	N/A	N/A	N/A	615	—	0.1	1,052
Valant Medical Solutions, Inc.	Warrant	N/A	N/A	N/A	6	86	—	65
Verisys Corporation	LLC interest	N/A	N/A	N/A	318	318	—	291
Workforce Software, LLC	LLC units	N/A	N/A	N/A	1,373	1,373	0.2	1,576
Xmatters, Inc. and Alarmpoint, Inc.	Preferred stock	N/A	N/A	N/A	232	212	—	202
Xmatters, Inc. and Alarmpoint, Inc.	Warrant	N/A	N/A	N/A	41	33	—	15
Xmatters, Inc. and Alarmpoint, Inc.	Preferred stock	N/A	N/A	N/A	10	10	—	12
						7,241	1.0	8,883
Ecological
Pace Analytical Services, LLC	Common stock	N/A	N/A	N/A	3	302	—	278
Electronics
Diligent Corporation(13)	Preferred stock	N/A	N/A	N/A	359	4	0.2	1,328
SEI, Inc.	LLC units	N/A	N/A	N/A	207	161	0.1	391
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	—	74	—	—
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	1	7	—	—
						246	0.3	1,719
Healthcare, Education and Childcare
Active Day, Inc.	LLC interest	N/A	N/A	N/A	1	529	0.1	384
Acuity Eyecare Holdings, LLC	LLC interest	N/A	N/A	N/A	419	419	0.1	416
ADCS Clinics Intermediate Holdings, LLC	Preferred stock	N/A	N/A	N/A	1	596	0.1	374
ADCS Clinics Intermediate Holdings, LLC	Common stock	N/A	N/A	N/A	—	6	—	—
BIORECLAMATIONIVT, LLC	LLC units	N/A	N/A	N/A	—	360	0.1	589
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	5,253	525	0.1	653
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	53	5	—	—
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Healthcare, Education and Childcare – (continued)
Deca Dental Management LLC	LLC units	N/A	N/A	N/A	651	$651	0.1%	$782
Dental Holdings Corporation	LLC units	N/A	N/A	N/A	394	370	—	326
Elite Dental Partners LLC	Common stock	N/A	N/A	N/A	—	426	0.1	426
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	8	81	—	107
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	8	—	—	9
ERG Buyer, LLC	LLC units	N/A	N/A	N/A	—	418	0.1	418
ERG Buyer, LLC	LLC units	N/A	N/A	N/A	4	4	—	4
Eyecare Services Partners Holdings LLC	LLC units	N/A	N/A	N/A	—	304	—	338
Eyecare Services Partners Holdings LLC	LLC units	N/A	N/A	N/A	—	3	—	11
G & H Wire Company, Inc.	LLC interest	N/A	N/A	N/A	187	188	—	154
Katena Holdings, Inc.	LLC units	N/A	N/A	N/A	—	205	—	155
Lombart Brothers, Inc.	Common stock	N/A	N/A	N/A	1	146	—	166
MD Now Holdings, Inc.	LLC units	N/A	N/A	N/A	8	78	—	78
MWD Management, LLC & MWD Services, Inc.	LLC interest	N/A	N/A	N/A	230	230	—	155
Oliver Street Dermatology Holdings, LLC	LLC units	N/A	N/A	N/A	218	218	—	323
Pinnacle Treatment Centers, Inc.	Preferred stock	N/A	N/A	N/A	—	226	—	262
Pinnacle Treatment Centers, Inc.	Common stock	N/A	N/A	N/A	2	2	—	6
RXH Buyer Corporation	LP interest	N/A	N/A	N/A	4	443	—	188
SLMP, LLC	LLC interest	N/A	N/A	N/A	378	378	0.1	403
Summit Behavioral Healthcare, LLC	LLC interest	N/A	N/A	N/A	1	86	—	93
Summit Behavioral Healthcare, LLC	LLC interest	N/A	N/A	N/A	1	—	—	3
WHCG Management, LLC	LLC interest	N/A	N/A	N/A	—	314	—	172
						7,211	0.9	6,995
Insurance
Internet Pipeline, Inc.	Preferred stock	N/A	N/A	N/A	—	154	—	211
Internet Pipeline, Inc.	Common stock	N/A	N/A	N/A	93	2	—	369
						156	—	580
Leisure, Amusement, Motion Pictures, Entertainment
PADI Holdco, Inc.	LLC units	N/A	N/A	N/A	1	539	0.1	591
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	36	56	—	56
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	25	38	—	38
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	20	31	—	31
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	18	27	—	27
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	8	12	—	12
WBZ Investment LLC	LLC interest	N/A	N/A	N/A	1	1	—	1
						704	0.1	756
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.	LLC interest	N/A	N/A	N/A	2	—	—	—
Benetech, Inc.	LLC interest	N/A	N/A	N/A	2	—	—	1
						—	—	1
Personal and Non Durable Consumer Products (Mfg. Only)
Georgica Pine Clothiers, LLC	LLC units	N/A	N/A	N/A	9	91	—	151
Personal, Food and Miscellaneous Services
Captain D’s, LLC	LLC interest	N/A	N/A	N/A	88	88	—	81
Clarkson Eyecare LLC	LLC units	N/A	N/A	N/A	—	86	—	158
Community Veterinary Partners, LLC	Common stock	N/A	N/A	N/A	2	210	—	266
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Personal, Food and Miscellaneous Services – (continued)
PPV Intermediate Holdings II, LLC	LLC interest	N/A	N/A	N/A	160	$160	—%	$160
Ruby Slipper Cafe LLC, The	LLC units	N/A	N/A	N/A	19	186	—	227
Southern Veterinary Partners, LLC	LLC units	N/A	N/A	N/A	—	282	0.1	435
Southern Veterinary Partners, LLC	LLC units	N/A	N/A	N/A	83	3	—	31
Veterinary Specialists of North America, LLC	LLC units	N/A	N/A	N/A	—	56	—	97
Wetzel’s Pretzels, LLC	Common stock	N/A	N/A	N/A	—	149	—	206
						1,220	0.1	1,661
Printing and Publishing
Brandmuscle, Inc.	LLC interest	N/A	N/A	N/A	—	207	—	143
Retail Stores
Batteries Plus Holding Corporation	LP interest	N/A	N/A	N/A	5	505	0.1	778
Cycle Gear, Inc.	LLC units	N/A	N/A	N/A	8	111	—	207
Elite Sportswear, L.P.	LLC interest	N/A	N/A	N/A	—	74	—	16
Feeders Supply Company, LLC	Preferred stock	N/A	N/A	N/A	2	179	—	224
Feeders Supply Company, LLC	Common stock	N/A	N/A	N/A	—	—	—	49
Pet Holdings ULC(8)(10)	LP interest	N/A	N/A	N/A	222	188	—	261
						1,057	0.1	1,535
Total non-controlled/non-affiliate company equity investments						$22,555	3.0%	$27,572
Total non-controlled/non-affiliate company investments					$1,607,290	$1,610,927	173.8%	$1,620,783
Non-controlled affiliate company investments(14)
Debt investments
Diversified/Conglomerate Service
Switchfly LLC(8)	One stop	P + 2.00%(c)(f)	7.25%	04/2020	3,067	3,025	0.3	2,761
Switchfly LLC(8)	One stop	P + 2.00%(f)	7.25%	06/2018	256	256	—	230
Switchfly LLC(8)	One stop	P + 2.00%(f)	7.25%	04/2020	17	16	—	15
Total non-controlled affiliate company debt investments					$3,340	$3,297	0.3%	$3,006
Equity investments(11)(12)
Diversified/Conglomerate Service
Switchfly LLC(8)	LLC units	N/A	N/A	N/A	542	542	0.1	710
Total non-controlled/affiliate company equity investments						$542	0.1%	$710
Total non-controlled/affiliate company investments						$3,839	0.4%	$3,716
Controlled affiliate company investments(15)
Equity investments
Investment Funds and Vehicles
GCIC Senior Loan Fund LLC(8)(16)	LLC interest	N/A	N/A	N/A	48,356	$48,356	5.4%	$49,939
Total controlled affiliate company equity investments						$48,356	5.4%	$49,939
Total controlled affiliate company investments						$48,356	5.4%	$49,939
Total investments					$1,610,630	$1,663,122	179.3%	$1,674,438

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(4)
Cash, cash equivalents, foreign currencies and restricted cash and cash equivalents
Cash, foreign currencies and restricted cash					$37,848	4.1%	$37,848
BlackRock Liquidity Funds T-Fund Institutional Shares (CUSIP 09248U718)		2.00%(17)			668	—	668
Total cash, cash equivalents, foreign currencies and restricted cash and cash equivalents					$38,516	4.1%	$38,516
Total investments and cash, cash equivalents, foreign currencies and restricted cash and cash equivalents					$1,701,638	183.4%	$1,712,954

^
Denotes that all or a portion of the investment collateralizes the Credit Facility (as defined in Note 7).

*
Denotes that all or a portion of the investment secures the notes offered in the GCIC 2016 Debt Securitization (as defined in Note 7).

(1)
The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”), Euro Interbank Offered Rate (“EURIBOR” or “E”) or Prime (“P”) and which reset daily, monthly, quarterly, semiannually or annually. For each, the Company has provided the spread over LIBOR, EURIBOR or Prime and the weighted average current interest rate in effect as of September 30, 2018. Certain investments are subject to a LIBOR, EURIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable. Listed below are the index rates as of September 28, 2018, which was the last business day of the period on which LIBOR or EURIBOR was determined. The actual index rate for each loan listed may not be the applicable index rate outstanding as of September 28, 2018, as the loan may have priced or repriced based on an index rate prior to September 28, 2018.

(a)
Denotes that all or a portion of the loan was indexed to the 30-day LIBOR, which was 2.26% as of September 28, 2018.

(b)
Denotes that all or a portion of the loan was indexed to the 60-day LIBOR, which was 2.31% as of September 28, 2018.

(c)
Denotes that all or a portion of the loan was indexed to the 90-day LIBOR, which was 2.40% as of September 28, 2018.

(d)
Denotes that all or a portion of the loan was indexed to the 180-day LIBOR, which was 2.60% as of September 28, 2018.

(e)
Denotes that all or a portion of the loan was indexed to the 360-day LIBOR, which was 2.92% as of September 28, 2018.

(f)
Denotes that all or a portion of the loan was indexed to the Prime rate, which was 5.25% as of September 28, 2018.

(g)
Denotes that all or a portion of the loan was indexed to the 90-day EURIBOR, which was -0.32% as of September 28, 2018.

(2)
For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of September 30, 2018.

(3)
The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

(4)
The fair value of the investment was valued using significant unobservable inputs. See Note 6. Fair Value Measurements.

(5)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(6)
The entire commitment was unfunded as of September 30, 2018. As such, no interest is being earned on this investment. The investment may be subject to an unused facility fee.

(7)
Loan was on non-accrual status as of September 30, 2018, meaning that the Company has ceased recognizing interest income on the loan.

(8)
The investment is treated as a non-qualifying asset under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of September 30, 2018, total non-qualifying assets at fair value represented 6.3% of the Company’s total assets calculated in accordance with the 1940 Act.

(9)
Loan is denominated in foreign currency and is translated into U.S. dollars as of the valuation date or the date of the transaction. See Note 2. Significant Accounting Policies and Recent Accounting Updates — Foreign Currency Transactions.

(10)
The headquarters of this portfolio company is located in Canada.

(11)
Equity investments are non-income producing securities unless otherwise noted.

(12)
Ownership of certain equity investments may occur through a holding company or partnership.

(13)
The Company holds an equity investment that entitles it to receive preferential dividends.

(14)
As defined in the 1940 Act, the Company is deemed to be an “affiliated person” of the portfolio company as the Company owns five percent or more of the portfolio company’s voting securities (“non-controlled affiliate”). Transactions related to investments in non-controlled affiliates for the year ended September 30, 2018 were as follows:

Portfolio Company	Fair value as of September 30, 2017	Purchases (cost)(h)	Redemptions (cost)	Transfer in (out)	Discount accretion	Net change in unrealized gain/(loss)	Fair value as of September 30, 2018	Net realized gain/(loss)	Interest and fee income	Dividend income
Switchfly LLC (i)	$—	$338	$—	$2,829	$33	$516	$3,716	$—	$38	$—
Total Controlled Affiliates	$—	$338	$—	$2,829	$33	$516	$3,716	$—	$38	$—
(h)
Purchases at cost includes amounts related to payment-in-kind (“PIK”) interest capitalized and added to the principal balance of the respective loans.

(i)
During the three months ended September 30, 2018, the Company’s ownership increased to over five percent of the portfolio company’s voting securities.

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2018
(In thousands)

(15)
As defined in the 1940 Act, the Company is deemed to be both an “affiliated person” of and “control” this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement)(“controlled affiliate”). Transactions related to investments in controlled affiliates for the year ended September 30, 2018 were as follows:

Portfolio Company	Fair value as of September 30, 2017	Purchases (cost)	Redemptions (cost)	Transfer in (out)	Discount accretion	Net change in unrealized gain/(loss)	Fair value as of September 30, 2018	Net realized gain/(loss)	Interest and fee income	Dividend income
GCIC Senior Loan Fund LLC(j)	$50,104	$13,650	$(15,094)	$—	$—	$1,279	$49,939	$—	$—	$5,647
Total Controlled Affiliates	$50,104	$13,650	$(15,094)	$—	$—	$1,279	$49,939	$—	$—	$5,647
(j)
Together with Aurora National Life Assurance Company (“Aurora”), the Company co-invests through GCIC Senior Loan Fund (“GCIC SLF”). GCIC SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect to GCIC SLF must be approved by the GCIC SLF investment committee consisting of two representatives of the Company and Aurora (with unanimous approval required from (i) one representative of each of the Company and Aurora or (ii) both representatives of each of the Company and Aurora). Therefore, although the Company owns more than 25% of the voting securities of GCIC SLF, the Company does not believe that it has control over GCIC SLF for purposes of the 1940 Act or otherwise.

(16)
The Company receives quarterly profit distributions from its equity investment in GCIC Senior Loan Fund LLC. See Note 5. Investments.

(17)
The rate shown is the annualized seven-day yield as of September 30, 2018.

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments
September 30, 2017
(In thousands)
	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(15)
Investments
Non-controlled/non-affiliate company investments
Debt investments
Aerospace and Defense
ILC Dover, LP	One stop	L + 9.00%(a)	8.24% cash/ 2.00% PIK	03/2020	$2,355	$2,316	0.3%	$2,355
ILC Dover, LP	One stop	L + 9.00%(a)(c)	8.24% cash/ 2.00% PIK	03/2019	107	105	—	107
NTS Technical Systems*	One stop	L + 6.25%(a)	7.49%	06/2021	3,250	3,205	0.5	3,250
NTS Technical Systems(4)	One stop	L + 6.25%	N/A(5)	06/2021	—	(11)	—	—
NTS Technical Systems(4)	One stop	L + 6.25%	N/A(5)	06/2021	—	(15)	—	—
Tresys Technology Holdings, Inc.(6)	One stop	L + 6.75%(c)	8.08%	12/2017	53	28	—	16
Tresys Technology Holdings, Inc.(6)	One stop	L + 6.75%(c)	8.06%	12/2017	9	9	—	9
Tronair Parent, Inc.#	Senior loan	L + 4.75%(c)(e)	6.06%	09/2023	191	189	—	191
Tronair Parent, Inc.	Senior loan	L + 4.50%(c)	5.81%	09/2021	32	31	—	31
Whitcraft LLC#	One stop	L + 6.25%(c)	7.58%	04/2023	16,306	16,081	2.1	16,306
Whitcraft LLC	One stop	P + 5.25%(e)	9.50%	04/2023	17	16	—	17
Whitcraft LLC(4)	One stop	L + 6.25%	N/A(5)	04/2023	—	(103)	—	—
					22,320	21,851	2.9	22,282
Automobile
Dent Wizard International Corporation*	Senior loan	L + 4.75%(a)	5.98%	04/2020	2,183	2,171	0.3	2,183
OEConnection LLC#*	Senior loan	L + 5.00%(c)	6.33%	06/2022	11,055	10,829	1.4	11,097
OEConnection LLC#*	Senior loan	L + 4.75%(c)	6.08%	06/2023	5,853	5,797	0.8	5,815
OEConnection LLC(4)	Senior loan	L + 5.00%	N/A(5)	06/2021	—	(1)	—	—
Polk Acquisition Corp.*	Senior loan	L + 5.00%(a)	6.24%	06/2022	4,805	4,786	0.6	4,708
T5 Merger Corporation#*	One stop	L + 6.25%(a)	7.49%	03/2022	30,058	29,590	3.9	30,058
T5 Merger Corporation	One stop	L + 6.25%(a)	7.48%	03/2022	3,496	3,465	0.5	3,496
T5 Merger Corporation	One stop	L + 6.25%(a)	7.48%	03/2022	1,104	1,094	0.1	1,104
T5 Merger Corporation	One stop	L + 6.50%(a)	7.74%	03/2022	8	6	—	8
					58,562	57,737	7.6	58,469
Beverage, Food and Tobacco
Abita Brewing Co., L.L.C.#	One stop	L + 5.75%(a)	6.99%	04/2021	3,747	3,717	0.5	3,634
Abita Brewing Co., L.L.C.(4)	One stop	L + 5.75%(c)	N/A(5)	04/2021	—	(1)	—	(2)
ABP Corporation*	Senior loan	L + 4.75%(c)	6.07%	09/2018	598	598	0.1	598
ABP Corporation	Senior loan	P + 3.50%(e)	7.75%	09/2018	43	43	—	43
Benihana, Inc.#*	One stop	L + 7.00%(a)(c)	8.32%	01/2019	319	319	0.1	316
Benihana, Inc.	One stop	L + 7.00%(c)(e)	9.16%	07/2018	34	34	—	34
C. J. Foods, Inc.#*	One stop	L + 6.25%(c)	7.58%	05/2019	12,670	12,610	1.7	12,670
C. J. Foods, Inc.	One stop	L + 6.25%(c)	7.58%	05/2019	1,597	1,594	0.2	1,597
C. J. Foods, Inc.	One stop	L + 6.25%(c)	7.56%	05/2019	315	312	0.1	315
Cafe Rio Holding, Inc.#	One stop	L + 5.75%(c)	7.08%	09/2023	8,711	8,560	1.1	8,624
Cafe Rio Holding, Inc.(4)	One stop	L + 5.75%	N/A(5)	09/2023	—	(2)	—	(1)
Cafe Rio Holding, Inc.(4)	One stop	L + 5.75%	N/A(5)	09/2023	—	(85)	—	(49)
Firebirds International, LLC*	One stop	L + 5.75%(c)	7.06%	05/2018	3,296	3,289	0.4	3,296
Firebirds International, LLC*	One stop	L + 5.75%(c)	7.06%	05/2018	926	924	0.1	926
Firebirds International, LLC*	One stop	L + 5.75%(c)	7.06%	12/2018	298	297	—	298
Firebirds International, LLC(4)	One stop	L + 5.75%	N/A(5)	05/2018	—	(1)	—	—
Firebirds International, LLC(4)	One stop	L + 5.75%	N/A(5)	12/2018	—	(4)	—	—
FWR Holding Corporation*	One stop	L + 6.00%(c)	7.40%	08/2023	4,079	4,019	0.5	4,038
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)
	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(15)
Beverage, Food and Tobacco – (continued)
FWR Holding Corporation	One stop	L + 6.00%(a)(c)	7.28%	08/2023	$18	$17	—%	$18
FWR Holding Corporation(4)	One stop	L + 6.00%	N/A(5)	08/2023	—	(42)	—	(29)
Global Franchise Group, LLC*	Senior loan	L + 5.75%(c)	7.07%	12/2019	4,473	4,429	0.6	4,428
Global Franchise Group, LLC	Senior loan	L + 5.75%	N/A(5)	12/2019	—	—	—	—
Hopdoddy Holdings, LLC	One stop	L + 8.00%(a)	9.24%	08/2020	421	419	0.1	421
Hopdoddy Holdings, LLC	One stop	L + 8.00%(a)	9.24%	08/2020	172	171	—	172
Hopdoddy Holdings, LLC	One stop	L + 8.00%	N/A(5)	08/2020	—	—	—	—
Julio & Sons Company*	One stop	L + 5.50%(a)(e)	6.74%	12/2018	936	933	0.1	936
Julio & Sons Company	One stop	L + 5.50%(a)(e)	6.74%	12/2018	308	308	0.1	308
Julio & Sons Company	One stop	L + 5.50%(a)(e)	6.74%	12/2018	114	113	—	114
Julio & Sons Company(4)	One stop	L + 5.50%	N/A(5)	12/2018	—	(2)	—	—
Mid-America Pet Food, L.L.C.#	One stop	L + 5.50%(c)	6.83%	12/2021	6,395	6,314	0.8	6,395
Mid-America Pet Food, L.L.C.(4)	One stop	L + 5.50%	N/A(5)	12/2021	—	(1)	—	—
NBC Intermediate, LLC#	Senior loan	L + 4.50%(a)	5.74%	09/2023	2,899	2,870	0.4	2,870
NBC Intermediate, LLC	Senior loan	L + 4.50%	N/A(5)	09/2023	—	—	—	—
P&P Food Safety US Acquisition, Inc.#	One stop	L + 6.50%(c)	7.82%	11/2021	4,092	4,050	0.5	4,092
P&P Food Safety US Acquisition, Inc.	One stop	P + 5.25%(e)	9.50%	11/2021	13	13	—	13
Purfoods, LLC#*	One stop	L + 6.25%(c)	7.57%	05/2021	7,967	7,880	1.0	7,967
Purfoods, LLC	One stop	N/A	7.00% PIK	05/2026	101	101	—	104
Purfoods, LLC	One stop	L + 6.25%(a)(c)	7.55%	05/2021	70	69	—	70
Purfoods, LLC	One stop	L + 6.25%(c)	7.58%	05/2021	15	15	—	15
Purfoods, LLC	One stop	L + 6.25%(a)	7.49%	05/2021	15	15	—	15
Purfoods, LLC	One stop	L + 6.25%(c)	7.58%	05/2021	14	14	—	14
Purfoods, LLC	One stop	L + 6.25%(c)	7.58%	05/2021	11	10	—	11
Purfoods, LLC	One stop	L + 6.25%(c)	7.58%	05/2021	10	10	—	10
Smashburger Finance LLC*	Senior loan	L + 5.50%(c)	6.83%	05/2018	482	482	0.1	420
Smashburger Finance LLC(4)	Senior loan	L + 5.50%	N/A(5)	05/2018	—	(5)	—	—
Surfside Coffee Company LLC*	One stop	L + 5.25%(c)	6.58%	06/2020	2,327	2,314	0.3	2,327
Surfside Coffee Company LLC	One stop	L + 5.25%(c)	6.58%	06/2020	176	175	—	176
Surfside Coffee Company LLC	One stop	L + 5.25%(c)	6.57%	06/2020	30	30	—	30
Tate’s Bake Shop, Inc.*	Senior loan	L + 5.00%(c)	6.33%	08/2019	142	142	—	142
Uinta Brewing Company#	One stop	L + 8.50%(a)	9.74%	08/2019	900	900	0.1	873
Uinta Brewing Company	One stop	L + 8.50%(a)	9.74%	08/2019	130	129	—	125
					68,864	68,096	8.9	68,374
Broadcasting and Entertainment
TouchTunes Interactive Networks, Inc.*	Senior loan	L + 4.75%(a)	5.99%	05/2021	690	688	0.1	694
Building and Real Estate
Brooks Equipment Company, LLC*	One stop	L + 5.00%(b)(c)	6.32%	08/2020	5,835	5,835	0.8	5,835
Brooks Equipment Company, LLC*	One stop	L + 5.00%(c)	6.32%	08/2020	1,442	1,433	0.2	1,442
Brooks Equipment Company, LLC	One stop	L + 5.00%(a)	6.24%	08/2020	238	238	—	238
Jensen Hughes, Inc.#	Senior loan	L + 5.00%	6.45%	12/2021	132	131	—	132
MRI Software LLC#*	One stop	L + 6.00%(c)	7.33%	06/2023	18,829	18,513	2.4	18,641
MRI Software LLC#	One stop	L + 6.00%(c)	7.33%	06/2023	17,435	17,261	2.2	17,261
MRI Software LLC	One stop	L + 6.00%(c)	7.32%	06/2023	3,130	3,115	0.4	3,099
MRI Software LLC(4)	One stop	L + 6.00%	N/A(5)	06/2023	—	(3)	—	(2)
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(15)
Building and Real Estate – (continued)
MRI Software LLC(4)	One stop	L + 6.00%(c)	N/A(5)	06/2023	$—	$(150)	—%	$(94)
Paradigm DKD Group, LLC#	Senior loan	L + 4.75%(c)	6.20%	11/2018	2,137	2,123	0.3	2,137
Paradigm DKD Group, LLC	Senior loan	L + 4.75%(c)(e)	6.18%	11/2018	644	639	0.1	644
					49,822	49,135	6.4	49,333
Chemicals, Plastics and Rubber
Flexan, LLC*	One stop	L + 5.75%(c)	7.08%	02/2020	1,041	1,034	0.1	1,041
Flexan, LLC	One stop	P + 4.50%(e)	8.75%	02/2020	2	1	—	2
					1,043	1,035	0.1	1,043
Diversified/Conglomerate Manufacturing
Chase Industries, Inc.#*	One stop	L + 5.75%(c)	7.05%	09/2020	13,409	13,341	1.8	13,409
Chase Industries, Inc.*	One stop	L + 5.75%(c)	7.05%	09/2020	1,541	1,541	0.2	1,541
Chase Industries, Inc.	One stop	L + 5.75%(a)	6.99%	09/2020	105	105	—	105
Inventus Power, Inc.#	One stop	L + 6.50%(a)	7.74%	04/2020	10,147	10,088	1.2	9,132
Inventus Power, Inc.	One stop	L + 6.50%(a)	7.74%	04/2020	312	309	—	247
Onicon Incorporated*	One stop	L + 6.00%(c)	7.33%	04/2020	176	175	—	176
Onicon Incorporated	One stop	L + 6.00%	N/A(5)	04/2020	—	—	—	—
PetroChoice Holdings, Inc.*	Senior loan	L + 5.00%(b)	6.28%	08/2022	1,628	1,590	0.2	1,628
Reladyne, Inc.#*	Senior loan	L + 5.00%(a)	6.24%	07/2022	16,836	16,599	2.2	16,668
Reladyne, Inc.(4)	Senior loan	L + 5.00%	N/A(5)	07/2022	—	(21)	—	(17)
Reladyne, Inc.(4)	Senior loan	L + 5.00%	N/A(5)	07/2022	—	(52)	—	(54)
Sunless Merger Sub, Inc.#	Senior loan	L + 5.00%(a)(e)	6.27%	07/2019	289	260	—	289
Sunless Merger Sub, Inc.	Senior loan	P + 3.75%(e)	8.00%	07/2019	65	63	—	65
					44,508	43,998	5.6	43,189
Diversified/Conglomerate Service
Accela, Inc.#	One stop	L + 6.25%(c)	7.58%	09/2023	7,401	7,291	0.9	7,327
Accela, Inc.	One stop	P + 5.25%(e)	9.50%	09/2023	1	—	—	1
Actiance, Inc.	One stop	L + 9.00%(a)	10.24%	10/2019	1,918	1,869	0.2	1,918
Actiance, Inc.	One stop	L + 9.00%(a)	10.24%	10/2019	20	20	—	20
Agility Recovery Solutions Inc.*	One stop	L + 6.50%(c)	7.81%	03/2020	6,205	6,159	0.8	6,205
Agility Recovery Solutions Inc.(4)	One stop	L + 6.50%	N/A(5)	03/2020	—	(2)	—	—
Anaqua, Inc.#	One stop	L + 6.50%(c)	7.81%	07/2022	8,940	8,811	1.2	8,850
Anaqua, Inc.(4)	One stop	L + 6.50%	N/A(5)	07/2022	—	(1)	—	(1)
Bomgar Corporation#*	One stop	L + 7.50%(c)	8.83%	06/2022	28,354	27,904	3.7	28,354
Bomgar Corporation(4)	One stop	L + 7.50%	N/A(5)	06/2022	—	(2)	—	—
Clearwater Analytics, LLC#*	One stop	L + 7.50%(a)	8.74%	09/2022	8,913	8,784	1.2	8,913
Clearwater Analytics, LLC	One stop	L + 7.50%(a)	8.74%	09/2022	10	8	—	10
Daxko Acquisition Corporation#	One stop	L + 6.50%(a)	7.74%	09/2022	8,403	8,298	1.1	8,403
Daxko Acquisition Corporation	One stop	L + 6.50%	N/A(5)	09/2022	—	—	—	—
DISA Holdings Acquisition Subsidiary Corp.*	Senior loan	L + 4.25%(c)	5.55%	12/2020	1,324	1,316	0.2	1,324
DISA Holdings Acquisition Subsidiary Corp.#	Senior loan	L + 4.25%(c)	5.57%	12/2020	129	128	—	129
DISA Holdings Acquisition Subsidiary Corp.(4)	Senior loan	L + 4.25%	N/A(5)	12/2020	—	(2)	—	—
EGD Security Systems, LLC#*	One stop	L + 6.25%(c)	7.55%	06/2022	10,372	10,270	1.4	10,372
EGD Security Systems, LLC*	One stop	L + 6.25%(a)	7.49%	06/2022	98	97	—	98
EGD Security Systems, LLC	One stop	L + 6.25%(c)	7.55%	06/2022	35	34	—	35
EGD Security Systems, LLC(4)	One stop	L + 6.25%	N/A(5)	06/2022	—	(1)	—	—
HealthcareSource HR, Inc.#*	One stop	L + 6.75%(c)	8.08%	05/2020	9,790	9,685	1.3	9,790
HealthcareSource HR, Inc.(4)	One stop	L + 6.75%	N/A(5)	05/2020	—	(1)	—	—
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(15)
Diversified/Conglomerate Service – (continued)
Host Analytics, Inc.	One stop	N/A	8.50% cash/ 2.25% PIK	08/2021	$1,381	$1,368	0.2%	$1,381
Host Analytics, Inc.	One stop	N/A	8.50% cash/ 2.25% PIK	08/2021	1,157	1,101	0.2	1,157
Host Analytics, Inc.(4)	One stop	N/A	N/A(5)	08/2021	—	(3)	—	—
III US Holdings, LLC(4)	One stop	L + 6.50%	N/A(5)	09/2022	—	(1)	—	—
Integration Appliance, Inc.	One stop	L + 8.25%(c)	9.57%	09/2020	1,550	1,540	0.2	1,550
Integration Appliance, Inc.	One stop	L + 8.25%(c)	9.57%	09/2020	124	123	—	124
Integration Appliance, Inc.	One stop	L + 8.25%(c)	9.57%	09/2020	25	25	—	25
Maverick Bidco Inc.#	One stop	L + 6.25%(c)	7.56%	04/2023	23,041	22,606	3.0	23,041
Maverick Bidco Inc.	One stop	L + 6.25%(c)	7.57%	04/2023	27	25	—	27
Maverick Bidco Inc.(4)	One stop	L + 6.25%	N/A(5)	04/2023	—	(31)	—	—
MMan Acquisition Co.#	One stop	L + 6.00%(b)	7.26%	08/2023	12,513	12,330	1.6	12,388
MMan Acquisition Co.	One stop	L + 6.00%(c)	7.33%	08/2023	10	9	—	9
Netsmart Technologies, Inc.#	Senior loan	L + 4.50%(c)	5.83%	04/2023	1,633	1,620	0.2	1,655
Netsmart Technologies, Inc.(4)	Senior loan	L + 4.75%	N/A(5)	04/2023	—	(8)	—	—
PT Intermediate Holdings III, LLC#*	One stop	L + 6.50%(a)	7.74%	06/2022	23,273	22,997	3.0	23,273
PT Intermediate Holdings III, LLC#	One stop	L + 6.50%(a)	7.74%	06/2022	2,298	2,278	0.3	2,298
PT Intermediate Holdings III, LLC	One stop	L + 6.50%(a)(e)	7.90%	06/2022	200	197	—	200
Quickbase, Inc.#	One stop	L + 7.50%(c)	8.83%	04/2022	20,977	20,646	2.7	20,977
Quickbase, Inc.(4)	One stop	L + 7.50%	N/A(5)	04/2022	—	(2)	—	—
Saba Software, Inc.#	One stop	L + 5.50%(a)	6.74%	05/2023	26,505	26,074	3.5	26,505
Saba Software, Inc.(4)	One stop	L + 5.50%	N/A(5)	05/2023	—	(2)	—	—
Saldon Holdings, Inc.*	Senior loan	L + 4.50%(a)(b)	5.77%	09/2022	647	639	0.1	639
Secure-24, LLC*	One stop	L + 5.00%(c)	6.33%	08/2019	1,792	1,783	0.2	1,792
Secure-24, LLC	One stop	L + 5.00%	N/A(5)	08/2019	—	—	—	—
Severin Acquisition, LLC#	Senior loan	L + 4.75%(a)	5.99%	07/2021	8,546	8,437	1.1	8,505
Severin Acquisition, LLC#	Senior loan	L + 5.38%(a)	6.62%	07/2021	1,427	1,411	0.2	1,450
Severin Acquisition, LLC#	Senior loan	L + 5.00%(a)	6.24%	07/2021	1,271	1,256	0.2	1,275
Severin Acquisition, LLC#	Senior loan	L + 5.38%(a)	6.62%	07/2021	971	960	0.1	987
Severin Acquisition, LLC*	Senior loan	L + 4.88%(a)	6.12%	07/2021	313	310	—	313
Severin Acquisition, LLC(4)	Senior loan	L + 4.75%	N/A(5)	07/2021	—	(7)	—	—
Switchfly, Inc.	One stop	L + 10.00%(c)	9.80% cash/ 1.50% PIK	04/2020	3,204	3,082	0.4	3,204
Switchfly, Inc.	One stop	L + 10.00%	N/A(5)	04/2020	—	—	—	—
Telesoft, LLC#	One stop	L + 5.50%(c)	6.81%	07/2022	5,339	5,288	0.7	5,286
Telesoft, LLC(4)	One stop	L + 5.50%	N/A(5)	07/2022	—	(1)	—	(1)
Trintech, Inc.#*	One stop	L + 6.00%(c)	7.31%	10/2021	9,736	9,648	1.3	9,736
Trintech, Inc.	One stop	L + 6.00%	N/A(5)	10/2021	—	—	—	—
Vendavo, Inc.	One stop	L + 8.50%(c)	9.80%	10/2019	4,331	4,307	0.6	4,331
Vendavo, Inc.(4)	One stop	L + 8.50%	N/A(5)	10/2019	—	(2)	—	—
Vendor Credentialing Service LLC#*	One stop	L + 6.00%(a)	7.24%	11/2021	7,631	7,546	1.0	7,631
Vendor Credentialing Service LLC(4)	One stop	L + 6.00%	N/A(5)	11/2021	—	(1)	—	—
Verisys Corporation#	One stop	L + 6.75%(c)	8.08%	01/2023	4,805	4,741	0.6	4,805
Verisys Corporation(4)	One stop	L + 6.75%	N/A(5)	01/2023	—	(1)	—	—
Workforce Software, LLC	One stop	L + 10.50%(c)	4.80% cash/ 7.00% PIK	06/2021	22,905	22,788	3.0	22,905
Workforce Software, LLC	One stop	L + 10.50%(c)	4.80% cash/ 7.00% PIK	06/2021	50	50	—	50
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(15)
Diversified/Conglomerate Service – (continued)
Xmatters, Inc. and Alarmpoint, Inc.	One stop	L + 9.25%(a)	9.74% cash/ 0.75% PIK	08/2021	$4,662	$4,595	0.6%	$4,662
Xmatters, Inc. and Alarmpoint, Inc.	One stop	L + 9.25%(a)	9.74% cash/ 0.75% PIK	08/2021	20	20	—	20
					284,277	280,406	37.0	283,948
Ecological
Pace Analytical Services, LLC#*	One stop	L + 6.00%(a)	7.24%	09/2022	15,220	14,998	2.0	15,220
Pace Analytical Services, LLC#	One stop	L + 6.00%(a)	7.24%	09/2022	1,415	1,395	0.2	1,415
Pace Analytical Services, LLC	One stop	L + 6.00%(a)	7.24%	09/2022	349	344	—	349
Pace Analytical Services, LLC	One stop	L + 6.00%(a)	7.24%	09/2022	25	24	—	25
Pace Analytical Services, LLC(4)	One stop	L + 6.00%	N/A(5)	09/2022	—	(48)	—	—
WRE Holding Corp.#	Senior loan	L + 4.75%(a)	5.99%	01/2023	1,322	1,308	0.2	1,322
WRE Holding Corp.	Senior loan	L + 4.75%(a)(c)	6.00%	01/2023	7	7	—	7
WRE Holding Corp.(4)	Senior loan	L + 4.75%	N/A(5)	01/2023	—	(3)	—	—
WRE Holding Corp.(4)	Senior loan	L + 4.75%	N/A(5)	01/2023	—	(23)	—	—
					18,338	18,002	2.4	18,338
Electronics
Appriss Holdings, Inc.#*	Senior loan	L + 5.25%(c)	6.58%	11/2020	10,219	10,145	1.3	10,219
Appriss Holdings, Inc.	Senior loan	L + 5.25%(b)	6.53%	11/2020	896	888	0.1	896
Compusearch Software Holdings, Inc.*	Senior loan	L + 4.25%(c)	5.58%	05/2021	837	836	0.1	837
Diligent Corporation#*	One stop	L + 6.25%(c)	7.58%	04/2022	31,699	31,017	4.1	31,699
Diligent Corporation#*	One stop	L + 6.25%(c)	7.58%	04/2022	8,890	8,757	1.2	8,890
Diligent Corporation#	One stop	L + 6.25%(c)	7.58%	04/2022	7,865	7,757	1.0	7,865
Diligent Corporation(4)	One stop	L + 6.25%	N/A(5)	04/2022	—	(2)	—	—
Gamma Technologies, LLC*	One stop	L + 4.75%(a)	5.99%	06/2021	4,937	4,906	0.6	4,937
Gamma Technologies, LLC(4)	One stop	L + 5.00%	N/A(5)	06/2021	—	(1)	—	—
LD Intermediate Holdings, Inc.*	Senior loan	L + 5.88%(c)	7.19%	12/2022	2,879	2,678	0.4	2,710
Park Place Technologies LLC.	Senior loan	L + 5.00%(c)	6.33%	06/2022	12,159	12,045	1.6	12,037
Park Place Technologies LLC(4)	One stop	L + 5.00%(c)	N/A(5)	06/2022	—	(2)	—	(2)
SEI, Inc.#	Senior loan	L + 4.75%(a)	5.99%	07/2021	3,156	3,128	0.4	3,156
Sloan Company, Inc., The#	One stop	L + 7.25%(c)	8.58%	04/2020	3,590	3,554	0.5	3,410
Sloan Company, Inc., The	One stop	L + 7.25%(c)	8.57%	04/2020	32	32	—	30
Sovos Compliance#*	One stop	L + 6.00%(a)	7.24%	03/2022	32,422	31,939	4.2	32,097
Sovos Compliance Formerly Taxware, LLC*	One stop	L + 6.00%(a)	7.24%	03/2022	5,427	5,348	0.7	5,373
Sovos Compliance Formerly Taxware, LLC	One stop	L + 6.00%	N/A(5)	03/2022	—	—	—	—
Sovos Compliance(4)	One stop	L + 6.00%	N/A(5)	03/2022	—	(2)	—	(1)
					125,008	123,023	16.2	124,153
Grocery
Teasdale Quality Foods, Inc.*	Senior loan	L + 4.75%(c)	6.05%	10/2020	124	123	—	124
Healthcare, Education and Childcare
Active Day, Inc.#*	One stop	L + 6.00%(a)	7.24%	12/2021	11,525	11,383	1.5	11,525
Active Day, Inc.*	One stop	L + 6.00%(a)	7.24%	12/2021	889	883	0.1	889
Active Day, Inc.	One stop	L + 6.00%(a)	7.24%	12/2021	573	570	0.1	573
Active Day, Inc.	One stop	L + 6.00%(a)	7.24%	12/2021	396	393	0.1	396
Active Day, Inc.(4)	One stop	L + 6.00%	N/A(5)	12/2021	—	(1)	—	—
Active Day, Inc.(4)	One stop	L + 6.00%(a)	N/A(5)	12/2021	—	(12)	—	—
Acuity Eyecare Holdings, LLC#	One stop	L + 6.75%(b)(c)	8.04%	03/2022	4,829	4,764	0.6	4,829
Acuity Eyecare Holdings, LLC	One stop	L + 6.75%(c)	8.06%	03/2022	809	766	0.1	809
Acuity Eyecare Holdings, LLC(4)	One stop	L + 6.75%	N/A(5)	03/2022	—	(1)	—	—
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(15)
Healthcare, Education and Childcare – (continued)
ADCS Clinics Intermediate Holdings, LLC#	One stop	L + 5.75%(c)	7.08%	05/2022	$21,905	$21,565	2.8%	$21,467
ADCS Clinics Intermediate Holdings, LLC#	One stop	L + 5.75%(c)	7.08%	05/2022	108	107	—	106
ADCS Clinics Intermediate Holdings, LLC	One stop	P + 4.75%(e)	9.00%	05/2022	95	93	—	93
ADCS Clinics Intermediate Holdings, LLC#	One stop	L + 5.75%(c)	7.08%	05/2022	32	32	—	31
ADCS Clinics Intermediate Holdings, LLC	One stop	P + 4.75%(e)	9.00%	05/2022	5	1	—	5
Advanced Pain Management Holdings, Inc.#	Senior loan	L + 5.00%(a)	6.25%	02/2018	5,800	5,799	0.7	4,930
Advanced Pain Management Holdings, Inc.#	Senior loan	L + 5.00%(a)	6.25%	02/2018	397	397	—	337
Advanced Pain Management Holdings, Inc.	Senior loan	L + 5.00%	N/A(5)	02/2018	—	—	—	—
Agilitas USA, Inc.#	One stop	L + 6.00%(c)	7.30%	04/2022	1,976	1,958	0.3	1,976
Agilitas USA, Inc.	One stop	L + 6.00%(c)	7.30%	04/2022	10	9	—	10
Agilitas USA, Inc.(4)	One stop	L + 6.00%	N/A(5)	04/2022	—	(15)	—	—
Apothecary Products, LLC*	Senior loan	L + 4.00%(c)	5.72%	02/2019	1,857	1,857	0.2	1,857
Apothecary Products, LLC	Senior loan	L + 4.00%(c)	5.74%	02/2019	263	263	—	263
Aris Teleradiology Company, LLC#*	Senior loan	L + 5.50%(c)	6.83%	03/2021	2,507	2,488	0.3	2,156
Aris Teleradiology Company, LLC	Senior loan	L + 5.50%(c)	6.81%	03/2021	25	25	—	22
Avalign Technologies, Inc.*	Senior loan	L + 4.50%(a)	5.74%	07/2021	960	957	0.1	957
BIORECLAMATIONIVT, LLC#*	One stop	L + 5.75%(a)	6.99%	01/2021	13,943	13,783	1.8	13,943
BIORECLAMATIONIVT, LLC	One stop	P + 4.75%(e)	9.00%	01/2021	55	54	—	55
California Cryobank, LLC*	One stop	L + 5.50%(c)	6.83%	08/2019	2,544	2,544	0.3	2,544
California Cryobank, LLC*	One stop	L + 5.50%(c)	6.83%	08/2019	976	964	0.1	976
California Cryobank, LLC*	One stop	L + 5.50%(c)	6.83%	08/2019	326	326	—	326
California Cryobank, LLC	One stop	L + 5.50%	N/A(5)	08/2019	—	—	—	—
CLP Healthcare Services, Inc.*	Senior loan	L + 5.25%(c)	6.58%	12/2020	936	930	0.1	918
Curo Health Services LLC#	Senior loan	L + 4.00%(b)(c)	5.31%	02/2022	827	827	0.1	829
DCA Investment Holding, LLC#*	One stop	L + 5.25%(c)	6.58%	07/2021	14,601	14,479	1.9	14,601
DCA Investment Holding, LLC#*	One stop	L + 5.25%(c)	6.58%	07/2021	13,625	13,474	1.8	13,625
DCA Investment Holding, LLC#*	One stop	L + 5.25%(c)	6.58%	07/2021	6,103	6,006	0.8	6,103
DCA Investment Holding, LLC	One stop	P + 4.25%(e)	8.50%	07/2021	707	695	0.1	707
DCA Investment Holding, LLC(4)	One stop	L + 5.25%	N/A(5)	07/2021	—	(3)	—	—
Deca Dental Management LLC	One stop	L + 6.25%(c)	7.58%	07/2020	7,486	7,422	1.0	7,486
Deca Dental Management LLC*	One stop	L + 6.25%(a)(c)	7.57%	07/2020	911	906	0.1	911
Deca Dental Management LLC	One stop	L + 6.25%(a)	7.49%	07/2020	50	50	—	50
Deca Dental Management LLC(4)	One stop	L + 6.25%	N/A(5)	07/2020	—	(7)	—	—
Dental Holdings Corporation*	One stop	L + 5.50%(c)	6.81%	02/2020	3,314	3,286	0.4	3,247
Dental Holdings Corporation	One stop	L + 5.50%(b)	6.78%	02/2020	505	500	0.1	495
Dental Holdings Corporation	One stop	L + 5.50%(c)	6.82%	02/2020	98	94	—	88
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(15)
Healthcare, Education and Childcare – (continued)
eSolutions, Inc.#*	One stop	L + 6.50%(a)	7.74%	03/2022	$18,630	$18,426	2.4%	$18,630
eSolutions, Inc.(4)	One stop	L + 6.50%	N/A(5)	03/2022	—	(1)	—	—
Excelligence Learning Corporation#	One stop	L + 6.00%(a)	7.24%	04/2023	6,300	6,241	0.8	6,300
Eyecare Services Partners Holdings LLC#	One stop	L + 6.25%(c)	7.58%	05/2023	10,493	10,321	1.4	10,493
Eyecare Services Partners Holdings LLC	One stop	P + 5.25%(e)	9.50%	05/2023	17	14	—	17
Eyecare Services Partners Holdings LLC(4)	One stop	L + 6.25%	N/A(5)	05/2023	—	(61)	—	—
Eyecare Services Partners Holdings LLC(4)	One stop	L + 6.25%	N/A(5)	05/2023	—	(77)	—	—
G & H Wire Company, Inc#	One stop	L + 5.50%(c)	6.81%	09/2023	7,148	7,060	0.9	7,077
G & H Wire Company, Inc(4)	One stop	L + 5.50%	N/A(5)	09/2023	—	(1)	—	(1)
Immucor, Inc.#	Senior loan	L + 5.00%(a)	6.24%	06/2021	2,055	2,028	0.3	2,087
Kareo, Inc.	One stop	L + 9.00%(b)	10.27%	06/2022	5,755	5,508	0.8	5,755
Kareo, Inc.	One stop	L + 9.00%	N/A(5)	06/2022	—	—	—	—
Katena Holdings, Inc.*	One stop	L + 6.25%(c)	7.58%	06/2021	4,521	4,491	0.6	4,430
Katena Holdings, Inc.*	One stop	L + 6.25%(c)	7.58%	06/2021	441	438	0.1	432
Katena Holdings, Inc.	One stop	P + 5.25%(e)	9.50%	06/2021	64	63	—	62
Lombart Brothers, Inc.#	One stop	L + 6.75%(c)	8.08%	04/2022	3,377	3,325	0.4	3,377
Lombart Brothers, Inc.#(7)	One stop	L + 6.75%(c)	8.08%	04/2022	1,550	1,526	0.2	1,550
Lombart Brothers, Inc.	One stop	P + 5.50%(e)	9.75%	04/2022	36	35	—	36
Lombart Brothers, Inc.(7)	One stop	L + 6.75%	N/A(5)	04/2022	—	—	—	—
Maverick Healthcare Group, LLC#	Senior loan	L + 7.50%(a)	7.25% cash/ 2.00% PIK	12/2017	643	643	0.1	624
Maverick Healthcare Group, LLC	Senior loan	P + 6.50%(e)	5.25% cash/ 5.50% PIK	12/2017	27	27	—	27
MWD Management, LLC & MWD Services, Inc.#	One stop	L + 5.25%(c)	6.58%	06/2023	1,308	1,293	0.2	1,308
MWD Management, LLC & MWD Services, Inc.(4)	One stop	L + 5.25%	N/A(5)	06/2022	—	(1)	—	—
MWD Management, LLC & MWD Services, Inc.(4)	One stop	L + 5.25%	N/A(5)	06/2023	—	(40)	—	—
Oliver Street Dermatology Holdings, LLC#*	One stop	L + 6.50%(c)	7.83%	05/2022	8,806	8,681	1.2	8,806
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.50%(a)(b)(c)	7.78%	05/2022	1,803	1,785	0.2	1,803
Oliver Street Dermatology Holdings, LLC#	One stop	L + 6.50%(c)	7.83%	05/2022	1,054	1,044	0.1	1,054
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.50%(c)	7.81%	05/2022	46	45	—	46
Oliver Street Dermatology Holdings, LLC*	One stop	L + 6.50%(c)	7.83%	05/2022	42	41	—	42
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.50%(c)	7.83%	05/2022	33	32	—	33
Oliver Street Dermatology Holdings, LLC	One stop	L + 6.50%(c)	7.83%	05/2022	30	30	—	30
Oliver Street Dermatology Holdings, LLC(4)	One stop	L + 6.50%(c)(e)	N/A(5)	05/2022	—	(1)	—	—
Oliver Street Dermatology Holdings, LLC(4)	One stop	L + 6.50%	N/A(5)	05/2022	—	(8)	—	—
Pinnacle Treatment Centers, Inc.#	One stop	L + 6.25%(b)	7.53%	08/2021	9,748	9,616	1.3	9,748
Pinnacle Treatment Centers, Inc.	One stop	P + 5.00%(e)	9.25%	08/2021	30	29	—	30
Pinnacle Treatment Centers, Inc.(4)	One stop	L + 6.25%	N/A(5)	08/2021	—	(2)	—	—
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(15)
Healthcare, Education and Childcare – (continued)
PPT Management Holdings, LLC#*	One stop	L + 6.00%(c)	7.33%	12/2022	$11,711	$11,482	1.5%	$11,477
PPT Management Holdings, LLC	One stop	L + 6.00%(c)	7.33%	12/2022	135	132	—	132
PPT Management Holdings, LLC	One stop	L + 6.00%(a)	7.24%	12/2022	50	46	—	46
Premise Health Holding Corp.*	One stop	L + 4.50%(c)	5.83%	06/2020	1,987	1,987	0.3	1,987
Premise Health Holding Corp.	One stop	L + 4.50%	N/A(5)	06/2020	—	—	—	—
Pyramid Healthcare, Inc.	One stop	L + 6.50%(a)	7.74%	08/2019	150	148	—	150
Radiology Partners, Inc.#	One stop	L + 5.75%(c)	7.08%	09/2020	4,399	4,361	0.6	4,399
Radiology Partners, Inc.	One stop	L + 5.75%(c)	7.08%	09/2020	99	98	—	99
Reliant Pro ReHab, LLC*	Senior loan	L + 5.00%(c)	6.33%	12/2017	1,144	1,143	0.2	1,144
Reliant Pro ReHab, LLC	Senior loan	P + 4.00%(e)	8.25%	12/2017	83	83	—	83
Riverchase MSO, LLC#*	Senior loan	L + 5.25%(c)	6.58%	10/2022	4,940	4,877	0.7	4,940
Riverchase MSO, LLC	Senior loan	L + 5.25%(c)	6.58%	10/2022	28	27	—	28
RXH Buyer Corporation#	One stop	L + 5.75%(c)	7.08%	09/2021	11,134	10,987	1.4	10,912
RXH Buyer Corporation*	One stop	L + 5.75%(c)	7.08%	09/2021	1,260	1,252	0.2	1,235
RXH Buyer Corporation	One stop	L + 5.75%(c)(e)	7.61%	09/2021	55	52	—	51
SLMP, LLC#	One stop	L + 6.00%(a)	7.24%	05/2023	2,888	2,847	0.4	2,888
SLMP, LLC	One stop	N/A	7.50% PIK	05/2027	109	109	—	109
SLMP, LLC(4)	One stop	L + 6.00%	N/A(5)	05/2023	—	(1)	—	—
SLMP, LLC(4)	One stop	L + 6.00%	N/A(5)	05/2023	—	(27)	—	—
Spear Education, LLC*	One stop	L + 6.00%(c)	7.05%	08/2019	3,504	3,493	0.5	3,504
Spear Education, LLC	One stop	L + 6.00%(c)	7.30%	08/2019	180	179	—	180
Spear Education, LLC(4)	One stop	L + 6.00%	N/A(5)	08/2019	—	—	—	(2)
Summit Behavioral Holdings I, LLC*	One stop	L + 5.00%(a)	6.24%	06/2021	4,137	4,098	0.5	4,137
Summit Behavioral Holdings I, LLC	One stop	L + 5.00%(a)	6.24%	06/2021	113	112	—	113
Summit Behavioral Holdings I, LLC	One stop	L + 5.00%(a)	6.24%	06/2021	5	5	—	5
WHCG Management, LLC*	Senior loan	L + 4.75%(c)	6.08%	03/2023	3,990	3,945	0.5	3,990
WHCG Management, LLC(4)	Senior loan	L + 4.75%	N/A(5)	03/2023	—	(1)	—	—
WHCG Management, LLC(4)	Senior loan	L + 4.75%	N/A(5)	03/2023	—	(24)	—	—
WIRB-Copernicus Group, Inc.#	Senior loan	L + 5.00%(c)	6.33%	08/2022	9,387	9,310	1.2	9,387
WIRB-Copernicus Group, Inc.	Senior loan	L + 5.00%	N/A(5)	08/2022	—	—	—	—
Young Innovations, Inc.#	Senior loan	L + 5.00%(c)	6.33%	01/2019	133	132	—	133
					267,546	264,013	34.5	265,058
Home and Office Furnishings, Housewares, and Durable Consumer
CST Buyer Company*	Senior loan	L + 6.25%(c)	7.58%	03/2023	3,351	3,268	0.4	3,351
CST Buyer Company(4)	Senior loan	L + 6.25%	N/A(5)	03/2023	—	(1)	—	—
Plano Molding Company, LLC#	One stop	L + 7.50%(a)	8.74%	05/2021	6,991	6,920	0.8	5,942
					10,342	10,187	1.2	9,293
Hotels, Motels, Inns, and Gaming
Aimbridge Hospitality, LLC#*	One stop	L + 5.50%(a)	6.74%	06/2022	11,044	10,862	1.5	11,044
Aimbridge Hospitality, LLC	One stop	L + 5.50%(a)	6.74%	06/2022	301	277	—	301
Aimbridge Hospitality, LLC(4)	One stop	L + 5.50%	N/A(5)	06/2022	—	(1)	—	—
					11,345	11,138	1.5	11,345
Insurance
Captive Resources Midco, LLC#*	One stop	L + 5.75%(a)	6.99%	06/2020	7,546	7,489	1.0	7,546
Captive Resources Midco, LLC(4)	One stop	L + 5.75%	N/A(5)	06/2020	—	(3)	—	—
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(15)
Insurance – (continued)
Captive Resources Midco, LLC(4)	One stop	L + 5.75%	N/A(5)	06/2020	$—	$(7)	—%	$—
Higginbotham Insurance Agency, Inc.*	Senior loan	L + 5.00%(a)	6.24%	11/2021	1,372	1,363	0.2	1,372
Internet Pipeline, Inc.#*	One stop	L + 7.25%(a)	8.49%	08/2022	10,326	10,179	1.3	10,476
Internet Pipeline, Inc.#*	One stop	L + 6.25%(a)	7.48%	08/2022	4,450	4,408	0.6	4,341
Internet Pipeline, Inc.*	One stop	L + 6.25%(a)	7.48%	08/2022	1,685	1,668	0.2	1,643
Internet Pipeline, Inc.(4)	One stop	L + 7.25%	N/A(5)	08/2021	—	(1)	—	1
RSC Acquisition, Inc.#*	Senior loan	L + 5.25%(c)	6.58%	11/2022	6,838	6,819	0.9	6,838
RSC Acquisition, Inc.(4)	Senior loan	L + 5.25%	N/A(5)	11/2022	—	(20)	—	—
					32,217	31,895	4.2	32,217
Leisure, Amusement, Motion Pictures, Entertainment
NFD Operating, LLC*	One stop	L + 7.00%(c)	8.30%	06/2021	2,170	2,145	0.3	2,170
NFD Operating, LLC	One stop	L + 7.00%	N/A(5)	06/2021	—	—	—	—
NFD Operating, LLC(4)	One stop	L + 7.00%	N/A(5)	06/2021	—	(1)	—	—
PADI Holdco, Inc.#	One stop	L + 6.50%(c)	7.84%	04/2023	25,529	25,174	3.3	25,529
PADI Holdco, Inc.	One stop	L + 6.50%(b)(c)	7.78%	04/2022	72	70	—	72
Self Esteem Brands, LLC#*	Senior loan	L + 4.75%(a)	5.99%	02/2020	9,683	9,621	1.3	9,683
Teaching Company, The#*	One stop	L + 7.00%(a)(c)	8.32%	08/2020	12,187	12,133	1.6	11,943
Teaching Company, The	One stop	L + 7.00%(a)(e)	8.24%	08/2020	25	24	—	23
Titan Fitness, LLC*	One stop	L + 7.00%(a)	8.25%	09/2019	1,954	1,954	0.3	1,954
Titan Fitness, LLC	One stop	L + 7.00%(a)	8.25%	09/2019	294	293	—	294
Titan Fitness, LLC#	One stop	L + 7.00%(a)	8.25%	09/2019	259	259	—	259
Titan Fitness, LLC	One stop	L + 7.00%	N/A(5)	09/2019	—	—	—	—
Titan Fitness, LLC(4)	One stop	L + 7.00%	N/A(5)	09/2019	—	(2)	—	—
					52,173	51,670	6.8	51,927
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.#	One stop	L + 11.00%(a)	10.25% cash/ 2.00% PIK	08/2018	192	192	—	154
Benetech, Inc.	One stop	P + 9.75%(a)(e)	12.00% cash/ 2.00% PIK	08/2018	16	16	—	6
					208	208	—	160
Oil and Gas
Drilling Info, Inc.#*	One stop	L + 6.25%(b)	7.52%	06/2020	17,048	16,948	2.2	16,919
Drilling Info, Inc.	One stop	L + 6.25%	N/A(5)	06/2020	—	—	—	—
					17,048	16,948	2.2	16,919
Personal and Non Durable Consumer Products (Mfg. Only)
Georgica Pine Clothiers, LLC*	One stop	L + 5.50%(c)	6.83%	11/2021	4,873	4,839	0.6	4,873
Georgica Pine Clothiers, LLC#	One stop	L + 5.50%(c)	6.83%	11/2021	426	422	0.1	426
Georgica Pine Clothiers, LLC*	One stop	L + 5.50%(c)	6.83%	11/2021	299	296	—	299
Georgica Pine Clothiers, LLC	One stop	L + 5.50%(c)	6.83%	11/2021	58	57	—	58
IMPLUS Footwear, LLC#	One stop	L + 6.75%(c)	8.08%	04/2021	13,510	13,398	1.8	13,510
IMPLUS Footwear, LLC#	One stop	L + 6.75%(c)	8.07%	04/2021	2,378	2,359	0.3	2,378
Massage Envy, LLC*	One stop	L + 6.75%(c)(e)	8.09%	09/2020	3,152	3,132	0.4	3,152
Massage Envy, LLC	One stop	L + 6.75%(c)(e)	8.07%	09/2020	100	99	—	100
Massage Envy, LLC	One stop	L + 6.75%(c)	8.07%	09/2020	95	94	—	95
Massage Envy, LLC	One stop	L + 6.75%(c)(e)	8.08%	09/2020	71	71	—	71
Massage Envy, LLC	One stop	L + 6.75%(c)(e)	8.10%	09/2020	31	30	—	31
Massage Envy, LLC	One stop	L + 6.75%(a)	7.99%	09/2020	21	20	—	21
Massage Envy, LLC(4)	One stop	L + 6.75%(c)	N/A(5)	09/2020	—	(2)	—	—
Orthotics Holdings, Inc.#	One stop	L + 6.00%(a)	7.24%	02/2020	3,694	3,664	0.5	3,620
Orthotics Holdings, Inc.#(7)(8)	One stop	L + 6.00%(a)	7.24%	02/2020	606	601	0.1	594
Orthotics Holdings, Inc.(4)(7)(8)	One stop	L + 6.00%	N/A(5)	02/2020	—	(1)	—	—
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(15)
Personal and Non Durable Consumer Products (Mfg. Only) – (continued)
Orthotics Holdings, Inc.(4)	One stop	L + 6.00%	N/A(5)	02/2020	$—	$(5)	—%	$(2)
Team Technologies Acquisition Company*	Senior loan	L + 5.00%(c)(e)	6.32%	12/2017	260	261	—	260
Team Technologies Acquisition Company#	Senior loan	L + 5.50%(c)(e)	6.82%	12/2017	48	48	—	49
Team Technologies Acquisition Company	Senior loan	L + 5.00%	N/A(5)	12/2017	—	—	—	—
					29,622	29,383	3.8	29,535
Personal, Food and Miscellaneous Services
Clarkson Eyecare LLC#*	One stop	L + 6.25%(c)	7.58%	04/2021	17,190	17,001	2.2	16,674
Clarkson Eyecare LLC	One stop	L + 6.25%(c)	7.58%	04/2021	8,529	8,468	1.1	8,273
Clarkson Eyecare LLC#	One stop	L + 6.25%(c)	7.58%	04/2021	2,956	2,935	0.4	2,867
Clarkson Eyecare LLC#	One stop	L + 6.25%(c)	7.58%	04/2021	2,517	2,500	0.3	2,441
Clarkson Eyecare LLC	One stop	L + 6.25%(c)	7.58%	04/2021	716	666	0.1	692
Clarkson Eyecare LLC#	One stop	L + 6.25%(c)	7.58%	04/2021	663	663	0.1	643
Clarkson Eyecare LLC#	One stop	L + 6.25%(c)	7.58%	04/2021	489	481	0.1	474
Clarkson Eyecare LLC	One stop	L + 6.25%(c)	7.58%	04/2021	277	273	—	259
Community Veterinary Partners, LLC	One stop	L + 5.50%(c)	6.83%	10/2021	42	41	—	42
Ignite Restaurant Group, Inc (Joe’s Crab Shack)*(6)	One stop	P + 6.00%(e)	10.25%	02/2019	1,039	1,039	—	286
PetVet Care Centers LLC#	One stop	L + 6.00%(c)	7.33%	06/2023	10,983	10,879	1.4	10,983
PetVet Care Centers LLC	One stop	L + 6.00%(c)	7.32%	06/2023	2,665	2,608	0.3	2,665
PetVet Care Centers LLC	One stop	L + 6.00%(b)	7.27%	06/2023	69	66	—	69
R.G. Barry Corporation#	Senior loan	L + 5.00%(a)	6.24%	09/2019	1,257	1,257	0.2	1,257
Southern Veterinary Partners, LLC	One stop	L + 5.00%(a)	6.23%	06/2020	2,493	2,456	0.3	2,493
Southern Veterinary Partners, LLC*	One stop	L + 5.00%(a)	6.24%	06/2020	1,585	1,574	0.2	1,585
Southern Veterinary Partners, LLC	One stop	L + 5.00%(a)	6.23%	06/2020	17	17	—	17
Vetcor Professional Practices LLC#*	One stop	L + 6.00%(c)	7.33%	04/2021	27,276	26,887	3.5	27,276
Vetcor Professional Practices LLC	One stop	L + 6.00%(c)	7.33%	04/2021	2,980	2,867	0.4	2,980
Vetcor Professional Practices LLC	One stop	L + 6.00%(c)	7.33%	04/2021	2,360	2,325	0.3	2,360
Vetcor Professional Practices LLC#	One stop	L + 6.00%(c)	7.33%	04/2021	628	623	0.1	628
Vetcor Professional Practices LLC*	One stop	L + 6.00%(c)	7.33%	04/2021	622	614	0.1	622
Vetcor Professional Practices LLC*	One stop	L + 6.00%(c)	7.33%	04/2021	489	489	0.1	489
Vetcor Professional Practices LLC*	One stop	L + 6.00%(c)	7.33%	04/2021	476	470	0.1	476
Vetcor Professional Practices LLC*	One stop	L + 6.00%(c)	7.33%	04/2021	187	186	—	187
Vetcor Professional Practices LLC*	One stop	L + 6.00%(c)	7.33%	04/2021	153	152	—	153
Vetcor Professional Practices LLC	One stop	L + 6.00%(c)	7.33%	04/2021	17	13	—	17
Veterinary Specialists of North America, LLC#*	One stop	L + 5.25%(c)	6.56%	07/2021	3,853	3,813	0.5	3,853
Veterinary Specialists of North America, LLC	One stop	L + 5.25%(c)	6.58%	07/2021	49	41	—	49
Veterinary Specialists of North America, LLC#	One stop	L + 5.25%(c)	6.56%	07/2021	33	33	—	33
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(15)
Personal, Food and Miscellaneous Services – (continued)
Veterinary Specialists of North America, LLC(4)	One stop	L + 5.25%	N/A(5)	07/2021	$—	$(1)	—%	$—
Wetzel’s Pretzels, LLC*	One stop	L + 6.75%(a)	7.99%	09/2021	6,012	5,927	0.8	6,012
Wetzel’s Pretzels, LLC(4)	One stop	L + 6.75%	N/A(5)	09/2021	—	(1)	—	—
					98,622	97,362	12.6	96,855
Printing and Publishing
Brandmuscle, Inc.*	Senior loan	L + 5.00%(c)	6.33%	12/2021	538	533	0.1	542
Marketo, Inc.	One stop	L + 9.50%(c)	10.83%	08/2021	20,640	20,160	2.7	20,640
Marketo, Inc.(4)	One stop	L + 9.50%	N/A(5)	08/2021	—	(1)	—	—
					21,178	20,692	2.8	21,182
Retail Stores
Batteries Plus Holding Corporation#*	One stop	L + 6.75%(a)	7.99%	07/2022	13,086	12,919	1.7	13,086
Batteries Plus Holding Corporation(4)	One stop	L + 6.75%	N/A(5)	07/2022	—	(2)	—	—
CVS Holdings I, LP#*	One stop	L + 6.25%(a)	7.49%	08/2021	17,139	16,930	2.2	17,139
CVS Holdings I, LP#	One stop	L + 6.25%(a)	7.49%	08/2021	248	244	—	248
CVS Holdings I, LP	One stop	L + 6.25%(a)	7.49%	08/2021	34	28	—	34
CVS Holdings I, LP(4)	One stop	L + 6.25%	N/A(5)	08/2020	—	(2)	—	—
Cycle Gear, Inc.*	One stop	L + 6.50%(c)	7.80%	01/2020	7,572	7,511	1.0	7,572
Cycle Gear, Inc.	One stop	L + 6.50%(c)	7.82%	01/2020	710	704	0.1	710
Cycle Gear, Inc.(4)	One stop	L + 6.50%	N/A(5)	01/2020	—	(7)	—	—
DTLR, Inc.#*	One stop	L + 6.50%(c)	7.81%	08/2022	19,705	19,417	2.6	19,408
Feeders Supply Company, LLC#*	One stop	L + 5.75%(a)	6.99%	04/2021	4,699	4,656	0.6	4,699
Feeders Supply Company, LLC	Subordinated debt	N/A	12.50% cash/ 7.00% PIK	04/2021	55	55	—	55
Feeders Supply Company, LLC	One stop	L + 5.75%	N/A(5)	04/2021	—	—	—	—
Marshall Retail Group, LLC, The#	One stop	L + 6.00%(c)	7.30%	08/2020	3,150	3,150	0.4	3,150
Marshall Retail Group, LLC, The	One stop	P + 4.75%(e)	9.00%	08/2019	77	77	—	77
Mills Fleet Farm Group LLC#*	One stop	L + 5.50%(a)	6.74%	02/2022	5,650	5,419	0.8	5,650
Pet Holdings ULC#(7)(8)	One stop	L + 5.50%(c)	6.80%	07/2022	32,348	31,832	4.2	32,348
Pet Holdings ULC(7)(8)	One stop	L + 5.50%(c)	6.81%	07/2022	56	55	—	56
Pet Holdings ULC(4)(7)(8)	One stop	L + 5.50%(e)	N/A(5)	07/2022	—	(2)	—	—
PetPeople Enterprises, LLC*	One stop	L + 6.00%(c)	7.32%	09/2023	2,373	2,343	0.3	2,349
PetPeople Enterprises, LLC(4)	One stop	L + 6.00%	N/A(5)	09/2023	—	(1)	—	—
PetPeople Enterprises, LLC(4)	One stop	L + 6.00%	N/A(5)	09/2023	—	(2)	—	(17)
					106,902	105,324	13.9	106,564
Telecommunications
NetMotion Wireless Holdings, Inc.*	One stop	L + 6.25%(c)	7.58%	10/2021	7,278	7,190	0.9	7,278
NetMotion Wireless Holdings, Inc.(4)	One stop	L + 6.25%	N/A(5)	10/2021	—	(1)	—	—
					7,278	7,189	0.9	7,278
Textile and Leather
SHO Holding I Corporation*	Senior loan	L + 5.00%(a)	6.24%	10/2022	1,917	1,883	0.3	1,917
SHO Holding I Corporation	Senior loan	L + 4.00%(a)(b)	5.24%	10/2021	16	15	—	15
					1,933	1,898	0.3	1,932

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(15)
Utilities
Arcos, LLC*	One stop	L + 6.00%(c)	7.33%	02/2021	$3,411	$3,386	0.5%	$3,411
Arcos, LLC	One stop	L + 6.00%	N/A(5)	02/2021	—	—	—	—
PowerPlan Holdings, Inc.*	Senior loan	L + 5.25%(a)	6.49%	02/2022	2,522	2,498	0.3	2,522
PowerPlan Holdings, Inc.*	Senior loan	L + 5.25%(a)	6.49%	02/2022	805	791	0.1	805
					6,738	6,675	0.9	6,738
Total non-controlled/non-affiliate company debt investments					$1,336,708	$1,318,676	172.8%	$1,326,950
Equity investments(9)(10)
Aerospace and Defense
Whitcraft LLC	Common stock	N/A	N/A	N/A	7	688	0.1	688
Automobile
Polk Acquisition Corp.	LP interest	N/A	N/A	N/A	4	401	—	255
Beverage, Food and Tobacco
Cafe Rio Holding, Inc.	Common stock	N/A	N/A	N/A	3	283	—	283
Hopdoddy Holdings, LLC	LLC units	N/A	N/A	N/A	17	84	—	57
Hopdoddy Holdings, LLC	LLC units	N/A	N/A	N/A	8	24	—	16
P&P Food Safety US Acquisition, Inc.	LLC interest	N/A	N/A	N/A	2	203	—	209
Purfoods, LLC	LLC interest	N/A	N/A	N/A	355	355	0.1	383
						949	0.1	948
Chemicals, Plastics and Rubber
Flexan, LLC	Preferred stock	N/A	N/A	N/A	—	40	—	48
Flexan, LLC	Common stock	N/A	N/A	N/A	—	—	—	8
						40	—	56
Diversified/Conglomerate Manufacturing
Inventus Power, Inc.	Preferred stock	N/A	N/A	N/A	—	259	—	—
Inventus Power, Inc.	Common stock	N/A	N/A	N/A	—	—	—	—
Reladyne, Inc.	LP interest	N/A	N/A	N/A	—	242	0.1	450
						501	0.1	450
Diversified/Conglomerate Service
Accela, Inc.	LLC units	N/A	N/A	N/A	374	374	0.1	374
Actiance, Inc.	Warrant	N/A	N/A	N/A	248	59	—	86
Agility Recovery Solutions Inc.	Preferred stock	N/A	N/A	N/A	30	152	—	191
Bomgar Corporation	Common stock	N/A	N/A	N/A	1	620	0.1	694
Bomgar Corporation	Common stock	N/A	N/A	N/A	415	6	—	33
HealthcareSource HR, Inc.	LLC interest	N/A	N/A	N/A	—	165	—	176
Host Analytics, Inc.	Warrant	N/A	N/A	N/A	154	58	—	123
Maverick Bidco Inc.	LLC units	N/A	N/A	N/A	1	597	0.1	597
MMan Acquisition Co.	LP interest	N/A	N/A	N/A	334	334	—	334
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	—	399	0.1	440
Project Alpha Intermediate Holding, Inc.	Common stock	N/A	N/A	N/A	99	4	—	4
Quickbase, Inc.	Common stock	N/A	N/A	N/A	615	412	0.1	808
Switchfly, Inc.	Warrant	N/A	N/A	N/A	79	114	—	181
Verisys Corporation	LLC interest	N/A	N/A	N/A	318	318	0.1	346
Workforce Software, LLC	LLC units	N/A	N/A	N/A	1,309	1,309	0.2	1,519
Xmatters, Inc. and Alarmpoint, Inc.	Warrant	N/A	N/A	N/A	41	33	—	30
						4,954	0.8	5,936
Ecological
Pace Analytical Services, LLC	Common stock	N/A	N/A	N/A	3	302	—	362

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets	Fair Value(15)
Electronics
Diligent Corporation	Preferred stock	N/A	N/A	N/A	535	$424	0.1%	$779
Gamma Technologies, LLC	LLC units	N/A	N/A	N/A	1	82	—	201
SEI, Inc.	LLC units	N/A	N/A	N/A	207	161	0.1%	$293
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	—	59	—	—
Sloan Company, Inc., The	LLC units	N/A	N/A	N/A	1	7	—	—
						733	0.2	1,273
Healthcare, Education and Childcare
Active Day, Inc.	LLC interest	N/A	N/A	N/A	1	529	0.1	618
Acuity Eyecare Holdings, LLC	LLC interest	N/A	N/A	N/A	419	419	0.1	522
ADCS Clinics Intermediate Holdings, LLC	Preferred stock	N/A	N/A	N/A	1	596	0.1	480
ADCS Clinics Intermediate Holdings, LLC	Common stock	N/A	N/A	N/A	—	6	—	—
BIORECLAMATIONIVT, LLC	LLC units	N/A	N/A	N/A	—	360	0.1	543
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	5,253	525	0.1	571
DCA Investment Holding, LLC	LLC units	N/A	N/A	N/A	53	5	—	—
Deca Dental Management LLC	LLC units	N/A	N/A	N/A	651	651	0.1	748
Dental Holdings Corporation	LLC units	N/A	N/A	N/A	359	359	—	245
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	8	81	—	67
Encore GC Acquisition, LLC	LLC units	N/A	N/A	N/A	8	—	—	—
Eyecare Services Partners Holdings LLC	LLC interests	N/A	N/A	N/A	—	304	0.1	304
Eyecare Services Partners Holdings LLC	LLC interests	N/A	N/A	N/A	—	3	—	3
G & H Wire Company, Inc	LLC interest	N/A	N/A	N/A	187	187	—	187
Kareo, Inc.	Warrant	N/A	N/A	N/A	27	203	—	203
Katena Holdings, Inc.	LLC units	N/A	N/A	N/A	—	205	—	136
Lombart Brothers, Inc.	Common stock	N/A	N/A	N/A	—	123	—	164
MWD Management, LLC & MWD Services, Inc.	LLC interest	N/A	N/A	N/A	154	154	—	154
Oliver Street Dermatology Holdings, LLC	LLC units	N/A	N/A	N/A	218	218	—	292
Pinnacle Treatment Centers, Inc.	Preferred stock	N/A	N/A	N/A	—	216	—	222
Pinnacle Treatment Centers, Inc.	Common stock	N/A	N/A	N/A	2	2	—	—
RXH Buyer Corporation	LP interest	N/A	N/A	N/A	4	443	—	155
SLMP, LLC	LLC interest	N/A	N/A	N/A	334	334	0.1	334
WHCG Management, LLC	LLC interest	N/A	N/A	N/A	—	281	—	277
						6,204	0.8	6,225
Insurance
Internet Pipeline, Inc.	Preferred stock	N/A	N/A	N/A	—	153	—	185
Internet Pipeline, Inc.	Common stock	N/A	N/A	N/A	93	2	0.1	304
						155	0.1	489
Leisure, Amusement, Motion Pictures, Entertainment
PADI Holdco, Inc.	LLC units	N/A	N/A	N/A	1	539	0.1	539
Mining, Steel, Iron and Non-Precious Metals
Benetech, Inc.	LLC interest	N/A	N/A	N/A	2	—	—	—
Benetech, Inc.	LLC interest	N/A	N/A	N/A	2	—	—	—
						—	—	—
Personal and Non Durable Consumer Products (Mfg. Only)
Georgica Pine Clothiers, LLC	LLC units	N/A	N/A	N/A	9	91	—	89
Personal, Food and Miscellaneous Services
Clarkson Eyecare LLC	LLC units	N/A	N/A	N/A	—	63	—	75
See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

	Investment Type	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Principal ($)/ Shares(3)	Amortized Cost	Percentage of Net Assets		Fair Value(15)
Personal, Food and Miscellaneous Services – (continued)
Community Veterinary Partners, LLC	Common stock	N/A	N/A	N/A	1	$126		—%	$132
Southern Veterinary Partners, LLC	LLC units	N/A	N/A	N/A	—	49		—	49
Southern Veterinary Partners, LLC	LLC units	N/A	N/A	N/A	52	3		—	3
Vetcor Professional Practices LLC	LLC units	N/A	N/A	N/A	498	298		0.1	331
Vetcor Professional Practices LLC	LLC units	N/A	N/A	N/A	55	55		0.1	667
Veterinary Specialists of North America, LLC	LLC units	N/A	N/A	N/A	—	56		—	74
Wetzel’s Pretzels, LLC	Common stock	N/A	N/A	N/A	—	149		—	173
						799		0.2	1,504
Printing and Publishing
Brandmuscle, Inc.	LLC interest	N/A	N/A	N/A	—	$207	$	—%	$203
Retail Stores
Batteries Plus Holding Corporation	LP interest	N/A	N/A	N/A	5	505		0.1	653
Cycle Gear, Inc.	LLC units	N/A	N/A	N/A	8	111		—	169
Elite Sportswear, L.P.	LLC interest	N/A	N/A	N/A	—	70		—	43
Feeders Supply Company, LLC	Preferred stock	N/A	N/A	N/A	2	179		—	204
Feeders Supply Company, LLC	Common stock	N/A	N/A	N/A	—	—		—	97
Pet Holdings ULC(7)(8)	LP interest	N/A	N/A	N/A	222	188		0.1	228
						1,053		0.2	1,394
Utilities
PowerPlan Holdings, Inc.	Common stock	N/A	N/A	N/A	—	116		—	116
PowerPlan Holdings, Inc.	Common stock	N/A	N/A	N/A	68	1		—	120
						117		—	236
Total non-controlled/non-affiliate company equity investments						$17,733		2.7%	$20,647
Total non-controlled/non-affiliate company investments					$1,336,708	$1,336,409		175.5%	$1,347,597
Controlled affiliate company investments(12)
Equity investments(9)(10)
Investment Funds and Vehicles
GCIC Senior Loan Fund LLC(7)(13)	LLC interest	N/A	N/A	N/A		49,800		6.5	50,104
Total controlled affiliate company equity investments						$49,800		6.5%	$50,104
Total controlled affiliate company investments						$49,800		6.5%	$50,104
Total investments					$1,336,708	$1,386,209		182.0%	$1,397,701
Cash and cash equivalents and restricted cash and cash equivalents
Cash and restricted cash						47,487		6.8	47,487
BlackRock Liquidity Funds T-Fund Institutional Shares (CUSIP 09248U718)			0.91%(14)			3,644		0.1	3,644
Total cash and cash equivalents and restricted cash and cash equivalents						$51,131		6.9%	$51,131
Total investments and cash and cash equivalents and restricted cash and cash equivalents						$1,437,340		188.9%	$1,448,832

#
Denotes that all or a portion of the investment collateralizes the Credit Facility (as defined in Note 7).

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

*
Denotes that all or a portion of the investment secures the notes offered in the GCIC 2016 Debt Securitization (as defined in Note 7).

(1)
The majority of the investments bear interest at a rate that may be determined by reference to LIBOR or Prime and which reset daily, monthly, quarterly or semiannually. For each, the Company has provided the spread over LIBOR or Prime and the weighted average current interest rate in effect as of September 30, 2017. Certain investments are subject to a LIBOR or Prime interest rate floor. For fixed rate loans, a spread above a reference rate is not applicable. Listed below are the index rates as of September 29, 2017, which was the last business day of the period on which LIBOR was determined. The actual index rate for each loan listed may not be the applicable index rate outstanding as of September 29, 2017, as the loan may have priced or repriced based on an index rate prior to September 29, 2017.

(a)
Denotes that all or a portion of the loan was indexed to the 30-day LIBOR, which was 1.23% as of September 29, 2017.

(b)
Denotes that all or a portion of the loan was indexed to the 60-day LIBOR, which was 1.27% as of September 29, 2017.

(c)
Denotes that all or a portion of the loan was indexed to the 90-day LIBOR, which was 1.33% as of September 29, 2017.

(d)
Denotes that all or a portion of the loan was indexed to the 180-day LIBOR, which was 1.51% as of September 29, 2017.

(e)
Denotes that all or a portion of the loan was indexed to the Prime rate, which was 4.25% as of September 29, 2017.

(2)
For portfolio companies with multiple interest rate contracts, the interest rate shown is a weighted average current interest rate in effect as of September 30, 2017.

(3)
The total principal amount is presented for debt investments while the number of shares or units owned is presented for equity investments.

(4)
The negative fair value is the result of the capitalized discount on the loan or the unfunded commitment being valued below par. The negative amortized cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.

(5)
The entire commitment was unfunded as of September 30, 2017. As such, no interest is being earned on this investment. The investment may be subject to an unused facility fee.

(6)
Loan was on non-accrual status as of September 30, 2017, meaning that the Company has ceased recognizing interest income on the loan.

(7)
The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of the Company’s total assets. As of September 30, 2017, total non-qualifying assets at fair value represented 5.9% of the Company’s total assets calculated in accordance with the 1940 Act.

(8)
The headquarters of this portfolio company is located in Canada.

(9)
Equity investments are non-income producing securities unless otherwise noted.

(10)
Ownership of certain equity investments may occur through a holding company or partnership.

(11)
The Company holds an equity investment that entitles it to receive preferential dividends.

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Consolidated Schedule of Investments – (continued)
September 30, 2017
(In thousands)

(12)
As defined in the 1940 Act, the Company is deemed to be both an “affiliated person” of and “control” this portfolio company as the Company owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company (including through a management agreement). Transactions related to investments in controlled affiliates for the year ended September 30, 2017 were as follows:

Portfolio Company	Fair value as of September 30, 2016	Purchases (cost)	Redemptions (cost)	Discount accretion	Net change in unrealized gain/(loss)	Fair value as of September 30, 2017	Net realized gain/(loss)	Interest and fee income	Dividend income
GCIC Senior Loan Fund LLC(f)	$47,956	$46,344	$(43,719)	$—	$(477)	$50,104	$—	$732	$3,950
Total Controlled Affiliates	$47,956	$46,344	$(43,719)	$—	$(477)	$50,104	$—	$732	$3,950
(f)
Together with Aurora, the Company co-invests through GCIC SLF. GCIC SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect to GCIC SLF must be approved by the GCIC SLF investment committee consisting of two representatives of the Company and Aurora (with unanimous approval required from (i) one representative of each of the Company and Aurora or (ii) both representatives of each of the Company and Aurora). Therefore, although the Company owns more than 25% of the voting securities of GCIC SLF, the Company does not believe that it has control over GCIC SLF for purposes of the 1940 Act or otherwise.

(13)
The Company receives quarterly profit distributions from its equity investment in GCIC SLF. See Note 5. Investments.

(14)
The rate shown is the annualized seven-day yield as of September 30, 2017.

(15)
The fair value of the investment was valued using significant unobservable inputs. See Note 6. Fair Value Measurements.

See Notes to Consolidated Financial Statements.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)
Note 1. Organization
Golub Capital Investment Corporation (“GCIC” and collectively with its subsidiaries, the “Company”) is an externally managed, closed-end, non-diversified management investment company that was formed on September 22, 2014 and commenced operations on December 31, 2014, the effective date of the Company’s election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for U.S. federal income tax purposes, GCIC has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
The Company’s investment strategy is to invest primarily in one stop (a loan that combines characteristics of traditional first lien senior secured loans and second lien or subordinated loans and that are often referred to by other middle-market lenders as unitranche loans) and other senior secured loans of U.S. middle-market companies that are, in most cases, sponsored by private equity firms. The Company may also selectively invest in second lien and subordinated (a loan that ranks senior only to a borrower’s equity securities and ranks junior to all of such borrower’s other indebtedness in priority of payment) loans of, and warrants and minority equity securities in, U.S. middle-market companies. The Company has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with GC Advisors LLC (the “Investment Adviser”), under which the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, the Company. Under an administration agreement (the “Administration Agreement”) the Company is provided with certain services by an administrator (the “Administrator”), which is currently Golub Capital LLC.
Note 2. Significant Accounting Policies and Recent Accounting Updates
Basis of presentation:   The Company is an investment company as defined in the accounting and reporting guidance under Accounting Standards Codification (“ASC”) Topic 946 — Financial Services — Investment Companies (“ASC Topic 946”).
The accompanying consolidated financial statements of the Company and related financial information have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Article 6 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications consisting solely of normal accruals that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated. Certain prior period amounts have been reclassified to conform to the current period presentation.
Fair value of financial instruments:   The Company applies fair value to all of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurement (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC Topic 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity-specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.
The availability of observable inputs can vary depending on the financial instrument and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market and the current market conditions. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for financial instruments classified as Level 3.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Any changes to the valuation methodology are reviewed by management and the Company’s board of directors (the “Board”) to confirm that the changes are appropriate. As markets change, new products develop and the pricing for products becomes more or less transparent, the Company will continue to refine its valuation methodologies. See further description of fair value methodology in Note 6.
Use of estimates:   The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Consolidation:   As provided under Regulation S-X and ASC Topic 946, the Company will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company consolidated the results of the Company’s wholly-owned subsidiaries, GCIC Holdings LLC (“GCIC Holdings”), GCIC Funding LLC (“GCIC Funding”) and Golub Capital Investment Corporation CLO 2016(M) LLC (“GCIC 2016 Issuer”), in its consolidated financial statements. The Company does not consolidate its non-controlling interest in GCIC Senior Loan Fund LLC (“GCIC SLF”). See further description of the Company’s investment in GCIC SLF in Note 5.
Assets related to transactions that do not meet ASC Topic 860 — Transfers and Servicing (“ASC Topic 860”) requirements for accounting sale treatment are reflected in the Company’s Consolidated Statements of Financial Condition as investments. Those assets are owned by special purpose entities, including GCIC Funding, GCIC Holdings and GCIC 2016 Issuer, which are consolidated in the Company’s consolidated financial statements. The creditors of the special purpose entities have received security interests in such assets and such assets are not intended to be available to the creditors of GCIC (or any affiliate of GCIC).
Cash and cash equivalents:   Cash and cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Company deposits its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.
Restricted cash and cash equivalents:   Restricted cash and cash equivalents include amounts that are collected and are held by trustees who have been appointed as custodians of the assets securing certain of the Company’s financing transactions. Restricted cash and cash equivalents are held by the trustees for payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets.
Foreign currency translation:   The Company’s books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
cash and cash equivalents, fair value of investments, interest receivable, other assets and liabilities — at the spot exchange rate on the last business day of the period; and

(2)
purchases and sales of investments, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair value of investments held. Fluctuations arising from the translation of assets other than investments are included within the net change in unrealized appreciation (depreciation) of assets and liabilities in foreign currency on the Consolidated Statements of Operations.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies. These risks include, but are not limited to, currency

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.
Revenue recognition:
Investments and related investment income:   Interest income is accrued based upon the outstanding principal amount and contractual interest terms of debt investments.
Loan origination fees, original issue discount and market discount or premium are capitalized, and the Company accretes or amortizes such amounts over the life of the loan as interest income. For the years ended September 30, 2018, 2017 and 2016, interest income included $9,764, $5,895 and $3,303, respectively, of accretion of discounts and origination fees. For the years ended September 30, 2018, 2017 and 2016, the Company received loan origination fees of  $9,979, $9,495 and $13,403, respectively.
For investments with contractual payment-in-kind (“PIK”) interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, the Company will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. For the years ended September 30, 2018, 2017 and 2016, the Company recorded PIK income of $1,809, $1,846 and $588, respectively, and received PIK payments in cash of  $3, $84 and $3, respectively.
In addition, the Company may generate revenue in the form of amendment, structuring or due diligence fees, fees for providing managerial assistance, consulting fees and prepayment premiums on loans. The Company records these fees as fee income when earned. All other income is recorded into income when earned. For the years ended September 30, 2018, 2017 and 2016, fee income included $3,158, $1,031 and $538, respectively, of prepayment premiums, which fees are non-recurring.
For the years ended September 30, 2018, 2017 and 2016, the Company received interest and fee income in cash, which excludes capitalized loan origination fees, in the amounts of  $121,298, $84,994 and $51,827, respectively.
Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies. Each distribution received from limited liability company (“LLC”) and limited partnership (“LP”) investments is evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Generally, the Company will not record distributions from equity investments in LLCs and LPs as dividend income unless there are sufficient accumulated tax-basis earnings and profits in the LLC or LP prior to the distribution. Distributions that are classified as a return of capital are recorded as a reduction in the amortized cost basis of the investment.
For the years ended September 30, 2018, 2017 and 2016, excluding the Company’s investment in LLC equity interests in GCIC SLF, the Company recorded dividend income of  $80, $158 and $67, respectively, and return of capital distributions of  $900, $486 and $229, respectively. For the years ended September 30, 2018, 2017 and 2016, the Company recorded dividend income of  $5,647, $3,950 and $332, respectively, and return of capital distributions of  $15,094, $8,803 and $0, respectively, from the Company’s investment in LLC equity interests in GCIC SLF.
Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments and foreign currency translation in the Consolidated Statements of Operations.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Non-accrual loans:   A loan may be left on accrual status during the period the Company is pursuing repayment of the loan. Management reviews all loans that become 90 days or more past due on principal and interest, or when there is reasonable doubt that principal or interest will be collected, for possible placement on non-accrual status. When a loan is placed on non-accrual status, unpaid interest credited to income is reversed. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, payments are likely to remain current. The total fair value of non-accrual loans was $5,197 and $311 as of September 30, 2018 and 2017, respectively.
Income taxes:   The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify and be subject to tax as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute dividends for U.S. federal income tax purposes to its stockholders of an amount generally at least equal to 90% of its investment company taxable income, as defined by the Code and determined without regard to any deduction for dividends paid, for each tax year. The Company has made, and intends to continue to make, the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to its stockholders.
Depending on the level of taxable income earned in a tax year, the Company may choose to retain taxable income in excess of current year dividend distributions and would distribute such taxable income in the next tax year. The Company may then be required to incur a 4% excise tax on such income. To the extent that the Company determines that its estimated current year annual taxable income, determined on a calendar year basis, could exceed estimated current calendar year dividend distributions, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the years ended September 30, 2018, 2017 and 2016, no amount was incurred for U.S. federal excise tax.
The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC Topic 740”). ASC Topic 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense or tax benefit in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax expense. There were no material unrecognized tax benefits or unrecognized tax liabilities related to uncertain income tax positions through September 30, 2018. The Company’s tax returns for the 2015 through 2017 tax years remain subject to examination by U.S. federal and most state tax authorities.
Distributions:   Distributions to common stockholders are recorded on the record date. Subject to the discretion of and as determined by the Board, the Company intends to authorize and declare ordinary cash distributions based on a formula approved by the Board on a quarterly basis. The amount to be paid out as a dividend or distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually, although the Company may decide to retain such capital gains for investment.
The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes and the Company declares a cash distribution, then stockholders who have not “opted out” of the DRIP will have their cash distribution automatically

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

reinvested in additional shares of the Company’s common stock, rather than receiving the cash distribution. Shares issued under the DRIP will be issued at a price per share equal to the most recent net asset value (“NAV”) per share as determined by the Board (subject to adjustment to the extent required by Section 23 of the 1940 Act).
Deferred debt issuance costs:   Deferred debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. As of September 30, 2018 and 2017, the Company had deferred debt issuance costs of  $1,921 and $2,671, respectively. These amounts are amortized and included in interest expense in the Consolidated Statements of Operations over the estimated average life of the borrowings. Amortization expense for the years ended September 30, 2018, 2017 and 2016, was $2,002, $3,146 and $2,290, respectively.
Recent accounting pronouncements:   In November 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, a consensus of the FASB Emerging Issues Task Force, which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. This guidance is effective for annual reporting periods, and the interim periods within those periods, beginning after December 15, 2017. The Company adopted the ASU, which did not have a material impact on the Company’s consolidated financial statements. Prior to adoption, the Company presented the change in restricted cash and cash equivalents separately as a cash flow from investing activity. Upon adoption, the Company included the restricted cash and cash equivalents in each of the balances of the cash, cash equivalents and restricted cash and cash equivalents at the beginning of and end of periods and included the change in restricted cash and cash equivalents as part of the net change in cash, cash equivalents and restricted cash and cash equivalents in the Consolidated Statements of Cash Flows and retrospectively restated the year ended September 30, 2016.
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which modifies the disclosure requirements for fair value measurements as required by Topic 820, Fair Value Measurement. The guidance is effective for all entities for annual reporting periods, and interim periods within those periods, beginning after December 15, 2019. An entity is permitted to early adopt any removed or modified disclosures immediately and delay adoption of the additional disclosures until their effective date. The Company has elected to early adopt ASU 2018-13 in the current annual period. No significant changes were made to the Company’s fair value disclosures in the notes to the Consolidated Financial Statements in order to comply with ASU 2018-13.
Securities Exchange Commission (“SEC”) Disclosure Update and Simplification:   In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, Disclosure Update and Simplification (the “SEC Release”), amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance. The final rule is effective for all filings on or after November 5, 2018, therefore, the Company adopted the SEC Release in the current annual period. The SEC Release requires presentation changes to the Company’s Consolidated Statements of Financial Condition and Consolidated Statements of Changes in Net Assets. Prior to adoption, the Company presented, in accordance with previous SEC rules, distributable earnings on the Consolidated Statements of Financial Condition as three components: 1) undistributed net investment income; 2) net unrealized appreciation (depreciation) on investments; and 3) net realized gain (loss) on investments and presented distributions from distributable earnings and on the Consolidated Statements of Changes in Net Assets as two components: 1) distributions from net investment income; and 2) distributions from realized gain. In accordance with the SEC Release, distributable earnings and distributions from distributable earnings are shown in total on the Consolidated

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Statements of Financial Condition and Consolidated Statements of Changes in Net Assets, respectively. The changes in presentation have been retrospectively applied to the Consolidated Statements of Financial Condition as of September 30, 2017 and to the Consolidated Statements of Changes in Net Assets for the years ended September 30, 2017 and 2016.
Consolidated Statement of Financial Condition — The following table provides a reconciliation of previously disclosed components of distributable earnings on the Consolidated Statement of Financial Condition as of September 30, 2017 to total distributable earnings as of September 30, 2017 as disclosed in the current filing:
September 30, 2017
Capital distributions in excess of net investment income	$(11,366)
Net unrealized appreciation (depreciation) on investments	11,492
Net realized gain (loss) on investments	135
Distributable earnings	$261
Consolidated Statements of Changes in Net Assets — The following table is a reconciliation representing previously disclosed distributions from net investment income and realized gain for the years ended September 30, 2017 and 2016 to distributions from distributable earnings as disclosed in the current filing:
	Years ended September 30,
	2017	2016
Distributions to stockholders:
Distributions from net investment income	$(46,490)	$(27,198)
Distributions from realized gain	(152)	—
Distributions from distributable earnings	$(46,642)	$(27,198)
The following tables provide reconciliations for the years ended September 30, 2017 and 2016 for the components of distributable earnings as previously disclosed to total distributable earnings as disclosed in this filing. As required by ASC 946-205-45-3, the effects of net investment income, net realized gain (loss) on investments and foreign currency transactions, and net change in unrealized gain (loss) on investments and foreign currency translation on net assets continue to be disclosed by the Company:
	Year ended September 30, 2017
	Capital Distributions in Excess of Net Investment	Net Unrealized Appreciation (Depreciation) on Investments	Net Realized Gain (Loss) on Investments	Distributable Earnings
Net investment income	$50,304	$—	$—	$50,304
Net realized gain (loss) on investments and foreign currency transactions	—	—	1,419	1,419
Net change in unrealized gain (loss) on investments and foreign currency translation	—	3,158	—	3,158
Net increase in net assets from operations	$50,304	$3,158	$1,419	$54,881

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

	Year ended September 30, 2016
	Capital Distributions in Excess of Net Investment	Net Unrealized Appreciation (Depreciation) on Investments	Net Realized Gain (Loss) on Investments	Distributable earnings
Net investment income	$30,356	$—	$—	$30,356
Net realized gain (loss) on investments and foreign currency transactions	—	—	5,855	5,855
Net change in unrealized gain (loss) on investments and foreign currency translation	—	856	—	856
Net increase in net assets from operations	$30,356	$856	$5,855	$37,067
Note 3. Stockholders’ Equity
GCIC is authorized to issue 1,000,000 shares of preferred stock at a par value of  $0.001 per share and 100,000,000 shares of common stock at a par value of  $0.001 per share. Since the commencement of operations on December 31, 2014, GCIC has entered into subscription agreements (collectively, the “Subscription Agreements”) with several investors, including with affiliates of the Investment Adviser, providing for the private placement of GCIC’s common stock. Under the terms of the Subscription Agreements, investors are required to fund drawdowns to purchase GCIC’s common stock, at a price per share equal to the most recent NAV per share as determined by the Board (subject to adjustment to the extent required by Section 23 of the 1940 Act), up to the amount of their respective capital subscriptions on an as-needed basis as determined by GCIC with a minimum of 10 calendar days prior notice.
As of September 30, 2018 and 2017, GCIC had the following subscriptions, pursuant to the Subscription Agreements, and contributions from its stockholders:
	As of September 30, 2018		As of September 30, 2017
	Subscriptions	Contributions	Subscriptions	Contributions
GCIC Stockholders	$1,136,940	$841,580	$1,301,643	$716,004
Total	$1,136,940	$841,580	$1,301,643	$716,004
As of September 30, 2018 and 2017, the ratio of total contributed capital to total capital subscriptions was 74.0% and 55.0%, respectively, and GCIC had uncalled capital commitments of  $295,360 and $585,639, respectively. The Investment Adviser has determined not all remaining undrawn commitments to purchase GCIC’s common stock will be drawn prior to a public offering by GCIC or the occurrence of another liquidity event. Therefore, GCIC expects to reach agreements from time to time with one or more of its investors to cancel all or a portion of their remaining undrawn commitments.
On January 1, 2018 and April 1, 2018, the Company reached agreements to cancel undrawn subscriptions totaling $55,806 and $20,670 in the aggregate, respectively. On July 1, 2018, the Company entered into agreements with certain stockholders to repurchase shares of common stock and, as a result, cancel subscriptions totaling $30,250 of which $5,785 were undrawn. For the year ended September 30, 2018, undrawn subscriptions totaling $57,977 had expired pursuant to the terms of the respective Subscription Agreements. For the years ended September 30, 2017 and 2016, there were no expirations of undrawn subscriptions.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The following table summarizes the shares of GCIC common stock issued, redeemed and outstanding for the years ended September 30, 2018, 2017 and 2016:
	Date	Capital share transactions	NAV ($) per share	Proceeds (net)
Shares outstanding, September 30, 2015		20,843,155.219	$15.00	$312,647
Issuance of shares	11/06/2015	1,329,458.533	15.00	19,942
Issuance of shares	12/14/2015	2,078,187.800	15.00	31,173
Issuance of shares	02/23/2016	2,488,930.923	15.00	37,334
Issuance of shares	05/16/2016	1,994,478.077	15.00	29,917
Issuance of shares	06/02/2016	1,994,478.077	15.00	29,917
Issuance of shares	06/21/2016	2,707,383.731	15.00	40,611
Issuance of shares	08/12/2016	5,008,697.983	15.00	75,130
Issuance of shares	09/22/2016	1,505,808.534	15.00	22,587
Shares issued for capital drawdowns		19,107,423.658	$15.00	$286,611
Issuance of shares(1)	11/20/2015	182,861.440	15.00	2,743
Issuance of shares(1)	12/30/2015	168,295.009	15.00	2,524
Issuance of shares(1)	02/26/2016	170,848.215	15.00	2,563
Issuance of shares(1)	05/20/2016	164,469.664	15.00	2,467
Issuance of shares(1)	07/28/2016	338,670.977	15.00	5,080
Issuance of shares(1)	09/26/2016	111,454.068	15.00	1,672
Shares issued through DRIP		1,136,599.373	$15.00	$17,049
Shares outstanding, September 30, 2016		41,087,178.250	$15.00	$616,307
Issuance of shares	04/03/2017	2,187,285.533	15.00	32,809
Issuance of shares	05/01/2017	2,223,285.533	15.00	33,349
Issuance of shares	07/31/2017	2,223,285.533	15.00	33,350
Issuance of shares	09/29/2017	1,482,190.312	15.00	22,233
Shares issued for capital drawdowns		8,116,046.911	$15.00	$121,741
Issuance of shares(1)	11/21/2016	355,195.794	15.00	5,329
Issuance of shares(1)	12/30/2016	327,120.972	15.00	4,907
Issuance of shares(1)	02/27/2017	335,502.470	15.00	5,032
Issuance of shares(1)	05/19/2017	313,775.384	15.00	4,707
Issuance of shares(1)	07/28/2017	498,407.238	15.00	7,475
Issuance of shares(1)	09/25/2017	181,456.477	15.00	2,722
Shares issued through DRIP		2,011,458.335	$15.00	$30,172
Shares outstanding, September 30, 2017		51,214,683.496	$15.00	$768,220
Issuance of shares	12/01/2017	2,223,285.533	15.00	33,349
Issuance of shares	01/29/2018	1,407,782.320	15.00	21,116
Issuance of shares	02/26/2018	1,818,340.200	15.00	27,276
Issuance of shares	06/28/2018	1,418,421.266	15.00	21,277
Issuance of shares	09/06/2018	2,025,397.527	15.00	30,381
Issuance of shares	09/27/2018	1,109,504.599	15.00	16,642
Shares issued for capital drawdowns		10,002,731.445	$15.00	$150,041

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

	Date	Capital share transactions	NAV ($) per share	Proceeds (net)
Issuance of shares(1)	11/27/2017	291,564.353	15.00	4,374
Issuance of shares(1)	12/28/2017	393,201.972	15.00	5,898
Issuance of shares(1)	02/26/2018	470,835.576	15.00	7,062
Issuance of shares(1)	05/23/2018	505,692.332	15.00	7,586
Issuance of shares(1)	07/24/2018	717,823.032	15.00	10,767
Issuance of shares(1)	09/25/2018	257,123.945	15.00	3,857
Shares issued through DRIP		2,636,241.210	$15.00	$39,544
Redemption of shares	07/01/2018	(1,706,418.667)	15.00	(25,596)
Shares outstanding, September 30, 2018		62,147,237.484	$15.00	$932,209

(1)
Shares issued through the DRIP.

Note 4. Related Party Transactions
Investment Advisory Agreement:   Under the Investment Advisory Agreement, the Investment Adviser manages the day-to-day operations of, and provides investment advisory services to, GCIC. The Board most recently reapproved the Investment Advisory Agreement in May 2018. The Investment Adviser is a registered investment adviser with the SEC. The Investment Adviser receives fees for providing services, consisting of two components, a base management fee and an Incentive Fee (as defined below).
The base management fee is calculated at an annual rate equal to the lesser of  (a) 1.50% or (b) the base management fee of Golub Capital BDC, Inc. (“GBDC”) (currently 1.375%) in either case on the fair value of the average adjusted gross assets of the Company at the end of the two most recently completed calendar quarters (including assets purchased with borrowed funds and securitization-related assets, leverage and cash collateral on deposit with custodian but adjusted to exclude cash and cash equivalents and restricted cash and cash equivalents so that investors do not pay the base management fee on such assets) and is payable quarterly in arrears. Additionally, the Investment Adviser may voluntarily exclude assets funded with secured borrowing proceeds from the base management fee calculation. The base management fee is adjusted, based on the actual number of days elapsed relative to the total number of days in such calendar quarter, for any share issuances or repurchases during such calendar quarter. For purposes of the Investment Advisory Agreement, cash equivalents means U.S. government securities and commercial paper instruments maturing within 270 days of purchase (which is different than the GAAP definition, which defines cash equivalents as U.S. government securities and commercial paper instruments maturing within 90 days of purchase). To the extent that the Investment Adviser or any of its affiliates provides investment advisory, collateral management or other similar services to a subsidiary of GCIC, the base management fee shall be reduced by an amount equal to the product of  (1) the total fees paid to the Investment Adviser by such subsidiary for such services and (2) the percentage of such subsidiary’s total equity, including membership interests and any class of notes not exclusively held by one or more third parties, that is owned, directly or indirectly, by the Company. For periods prior to the earlier of  (1) the date of the pricing of an initial public offering or listing on a national securities exchange of the securities of GCIC or (2) a sale of all or substantially all of the Company’s assets to, or other liquidity event with, an entity for consideration of publicly listed securities of the acquirer (each, a “Liquidity Event”), the Investment Adviser has irrevocably agreed to waive any base management fee in excess of 1.00% of the fair value of the Company’s average adjusted gross assets as calculated in accordance with the Investment Advisory Agreement and as described above. For the years ended September 30, 2018, 2017 and 2016, the base management fees incurred by the Company were $21,548, $16,674 and $10,195, respectively, and base management fees irrevocably waived by the Investment Adviser were $5,877, $4,547 and $2,780, respectively.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The Incentive Fee consists of three parts: the income component (the “Income Incentive Fee”), the capital gains component (the “Capital Gain Incentive Fee”) and the subordinated liquidation incentive component (the “Subordinated Liquidation Incentive Fee” and, together with the Income Incentive Fee and the Capital Gain Incentive Fee, the “Incentive Fee”).
The Income Incentive Fee is calculated quarterly in arrears based on Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the calendar quarter (including the base management fee, taxes, any expenses payable under the Investment Advisory Agreement and the Administration Agreement, any expenses of securitizations and any interest expense and dividends paid on any outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash.
Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the Income Incentive Fee, it is possible that an Incentive Fee may be calculated under this formula with respect to a period in which the Company has incurred a loss. For example, if the Company receives Pre-Incentive Fee Net Investment Income in excess of the hurdle rate (as defined below) for a calendar quarter, the Income Incentive Fee will result in a positive value and an Income Incentive Fee will be paid even if the Company has incurred a loss in such period due to realized and/or unrealized capital losses unless the payment of such Income Incentive Fee would be subject to the Incentive Fee Cap described below.
Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any Incentive Fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 1.5% quarterly. If market interest rates rise, the Company may be able to invest funds in debt instruments that provide for a higher return, which would increase Pre-Incentive Fee Net Investment Income and make it easier for the Investment Adviser to surpass the fixed hurdle rate and receive an Incentive Fee based on such net investment income. The Company’s Pre-Incentive Fee Net Investment Income used to calculate this part of the Incentive Fee is also included in the amount of its total assets (excluding cash and cash equivalents but including assets purchased with borrowed funds and securitization-related assets, unrealized depreciation or appreciation on derivative instruments and cash collateral on deposit with custodian) used to calculate the base management fee annual rate.
The Company calculates the Income Incentive Fee with respect to its Pre-Incentive Fee Net Investment Income quarterly, in arrears, as follows:
•
Zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;

•
50.0% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than the percentage at which the amount payable to the Investment Adviser equals 20.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply. This portion of the Company’s Pre-Incentive Fee Net Investment Income that exceeds the hurdle rate is referred to as the “catch-up” provision; and

•
20.0% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the catch-up provision in any calendar quarter.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The sum of these calculations yields the Income Incentive Fee. This amount is appropriately adjusted for any share issuances or repurchases during the quarter. For the years ended September 30, 2018, 2017 and 2016, the Income Incentive Fee incurred was $17,454, $10,010 and $5,091, respectively.
For periods prior to a Liquidity Event, the Investment Adviser has irrevocably agreed to waive the Income Incentive fee calculated under the Investment Advisory Agreement in amounts in excess of the following amounts (computed on a quarterly basis, in arrears):
•
zero in any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;

•
50.0% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than the percentage at which the amount payable to the Investment Adviser equals to 15.0% of the Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply. This portion of the Company’s Pre-Incentive Fee Net Investment Income that exceeds the hurdle rate is referred to as the “catch-up” provision; and

•
15.0% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the catch-up provision in any calendar quarter.

For the years ended September 30, 2018, 2017 and 2016, the Income Incentive Fees irrevocably waived by the Investment Adviser were $4,249, $1,119 and $179, respectively.
The second part of the Incentive Fee, the Capital Gain Incentive Fee, equals (a) 20.0% of the Company’s Capital Gain Incentive Fee Base (as defined below), if any, calculated in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), commencing with the calendar year ended December 31, 2015, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. The Company’s “Capital Gain Incentive Fee Base” equals (1) the sum of  (i) realized capital gains, if any, on a cumulative positive basis from December 31, 2014, the date the Company elected to become a BDC, through the end of each calendar year, (ii) all realized capital losses on a cumulative basis and (iii) all unrealized capital depreciation on a cumulative basis less (2) all unamortized deferred financing costs, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis.
•
The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company’s portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

•
The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company’s portfolio when sold and (b) the accreted or amortized cost basis of such investment.

•
The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company’s portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.

If the Capital Gain Incentive Fee Base, adjusted as required by GAAP to include unrealized capital appreciation, is positive at the end of a period, then GAAP requires the Company to accrue a capital gain incentive fee equal to 15.0% prior to a Liquidity Event (20.0% following a Liquidity Event) of such amount, less the aggregate amount of the actual Capital Gain Incentive Fees paid and capital gain incentive fees accrued under GAAP in all prior periods. If such amount is negative, then there is no accrual for such

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

period. The resulting accrual under GAAP in a given period may result in additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. There can be no assurance that such unrealized capital appreciation will be realized in the future.
For the years ended September 30, 2018, 2017 and 2016, the Capital Gain Incentive Fee incurred was $858, $1,396 and $832, respectively.
The Capital Gain Incentive Fee is calculated on a cumulative basis from December 31, 2014 through the end of each calendar year. Prior to the closing of a Liquidity Event, the Investment Adviser has agreed to waive that portion of the Capital Gain Incentive Fee, calculated as described above, in excess of 15.0% of the Capital Gain Incentive Fee Base, provided that any amounts so waived shall be deemed to have been paid to the Investment Adviser for purposes of determining the Capital Gain Incentive Fee payable after the closing of a public offering.
For the years ended September 30, 2018, 2017 and 2016, the Capital Gain Incentive Fee irrevocably waived by the Investment Adviser were $214, $349 and $208, respectively.
There was no Capital Gain Incentive Fee as calculated under the Investment Advisory Agreement (as described above) payable for each of the years ended September 30, 2018, 2017 and 2016. However, in accordance with GAAP, the Company is required to include the aggregate unrealized capital appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis, as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. As of September 30, 2018 and 2017, included in management and incentive fees payable on the Consolidated Statements of Financial Condition were $2,315 and $1,671, respectively, for cumulative accruals for capital gain incentive fees under GAAP, none of which were payable pursuant to the Investment Advisory Agreement.
The third part of the Incentive Fee, the Subordinated Liquidation Incentive Fee, equals 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as calculated immediately prior to liquidation; subject, however, to the limit of cumulative Incentive Fees of all types not exceeding the Incentive Fee Cap (as defined below). For purposes of this calculation, “liquidation” will include any merger of the Company with another entity or the acquisition of all or substantially all of the shares of common stock of GCIC in a single or series of related transactions. The Investment Advisory Agreement provides that no Subordinated Liquidation Incentive Fee shall be payable for any liquidation that occurs more than six months after the date of a public offering of securities of GCIC. For periods prior to the closing of a Liquidity Event, the Investment Adviser has agreed to waive that portion of the Subordinated Liquidation Incentive Fee in excess of 10.0% of the net proceeds from liquidation in excess of adjusted capital, as calculated immediately prior to liquidation.
The Company has structured the calculation of the Incentive Fee to include a fee limitation such that an Incentive Fee for any quarter can only be paid to the Investment Adviser if, after such payment, the cumulative Incentive Fees paid to the Investment Adviser since December 31, 2014, would be less than or equal to 20.0% of the Company’s Cumulative Pre-Incentive Fee Net Income (the “Incentive Fee Cap”). Cumulative Pre-Incentive Fee Net Income is equal to the sum of  (a) Pre-Incentive Fee Net Investment Income for each period from December 31, 2014 and (b) cumulative aggregate realized capital gains, cumulative aggregate realized capital losses, cumulative aggregate unrealized capital depreciation and cumulative aggregate unrealized capital appreciation from December 31, 2014. For periods prior to a Liquidity Event, the Investment Adviser has agreed to irrevocably waive any Incentive Fee payable in excess of 15.0% of the Company’s Cumulative Pre-Incentive Fee Net Income; provided that any amounts so waived shall be deemed to have been paid to the Investment Adviser for purposes of the Incentive Fee Cap after the closing of such Liquidity Event.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The sum of the Income Incentive Fee, the Capital Gain Incentive Fee and the Subordinated Liquidation Incentive Fee is the Incentive Fee. The Company will deposit one-third of each Incentive Fee payment into an escrow account (the “Escrow Account”) administered by The Bank of New York Mellon (the “Escrow Agent”). Assets in the Escrow Account will be held by the Escrow Agent until the closing of a Liquidity Event at which time the Escrow Agent will release the assets to the Investment Adviser. If no Liquidity Event occurs prior to December 31, 2020, the Escrow Agent will return all assets in the Escrow Account to the Company for the benefit of its stockholders. For the years ended September 30, 2018, 2017 and 2016, the Company deposited $4,003, $2,752 and $1,222, respectively, into the Escrow Account. As of September 30, 2018, the Company has made deposits totaling $8,181 into the Escrow Account.
Administration Agreement:   Under the Administration Agreement, the Administrator furnishes the Company with office facilities and equipment, provides the Company with clerical, bookkeeping and record keeping services at such facilities and provides the Company with other administrative services as the Administrator, subject to review by the Board, determines necessary to conduct the Company’s day-to-day operations. The Company reimburses the Administrator the allocable portion (subject to the review and approval of the Board) of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, fees and expenses associated with performing compliance functions and the Company’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs. The Board reviews such expenses to determine that these expenses, including any allocation of expenses among the Company and other entities for which the Administrator provides similar services, are reasonable and comparable to administrative services charged by unaffiliated third party asset managers. Under the Administration Agreement, the Administrator also provides, on the Company’s behalf, managerial assistance to those portfolio companies to which the Company is required to provide such assistance and will be paid an additional amount based on the cost of the services provided, which amount shall not exceed the amount the Company receives from such portfolio companies.
Included in accounts payable and accrued expenses is $555 and $449 as of September 30, 2018 and 2017, respectively, for accrued allocated shared services under the Administration Agreement.
Other related party transactions:   The Company agreed to reimburse the Investment Adviser for the organization and offering costs incurred on its behalf up to an aggregate amount of  $700. Organization and offering costs include, among other things, the cost of incorporating the Company, including legal, accounting, regulatory filing and other fees pertaining to the Company’s organization, as well as expenses for the registration and offering of shares of GCIC common stock that were paid by the Investment Adviser on behalf of the Company. The Company incurred a cumulative aggregate amount of  $700 by the year ended September 30, 2017.
The Administrator pays for certain unaffiliated third-party expenses incurred by the Company. Such expenses include postage, printing, office supplies, rating agency fees and professional fees. These expenses are not marked-up and represent the same amount the Company would have paid had the Company paid the expenses directly. These expenses are subsequently reimbursed in cash.
Total expenses reimbursed to the Administrator during the years ended September 30, 2018, 2017 and 2016 were $1,408, $1,212 and $648, respectively.
As of September 30, 2018 and 2017, included in accounts payable and accrued expenses were $247 and $461, respectively, for accrued expenses paid on behalf of the Company by the Administrator.
During the years ended September 30, 2018, 2017 and 2016, the Company sold $43,759, $77,030 and $177,621, respectively, of investments and unfunded commitments to GCIC SLF at fair value and recognized $400, $858 and $963, respectively, of net realized gains.
On December 30, 2014, the Investment Adviser transferred 666.670 shares of the Company’s common stock acquired in connection with the Company’s formation to GCOP LLC, an affiliate of the Investment Adviser, for $10. In addition, on December 31, 2014, GCOP LLC entered into a $15,000 subscription

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

agreement to purchase shares of the Company’s common stock in a private placement. As of September 30, 2018, the Company has issued 1,012,906.814 shares of its common stock, including through the DRIP, to GCOP LLC in exchange for aggregate capital contributions totaling $15,194.
On December 31, 2014, GEMS Fund, L.P. (“GEMS”) entered into a $40,000 subscription agreement to purchase shares of the Company’s common stock in a private placement. In connection with the Company’s acquisition of GCIC Holdings and GCIC Funding from GEMS on December 31, 2014, the Company issued 2,666,666.667 shares of its common stock and entered into an $11,820 short-term unsecured promissory note with GEMS (“GEMS Note”) that matured and was paid-off on March 2, 2015. As of September 30, 2018, the Company has issued 3,600,836.427 shares of its common stock, including through the DRIP, to GEMS in exchange for aggregate capital contributions totaling $54,013
On February 3, 2015, the Company entered into an unsecured revolving credit facility with the Investment Adviser (as amended, the “Revolver”) with a maximum credit limit of  $40,000 and expiration date of February 3, 2018. On February 7, 2018, the Company entered into an amendment to the Revolver to extend the maturity date to February 5, 2021. No other terms of the Revolver changed pursuant to such amendment. Refer to Note 7 for discussion of the Revolver.
On June 1, 2015, GEMS Fund 4, L.P, a Delaware limited partnership whose general partner is controlled by the Investment Adviser, entered into a subscription agreement, which was $27,908 as of September 30, 2018, to purchase shares of the Company’s common stock in a private placement. As of September 30, 2018, the Company has issued 1,711,867.531 shares of its common stock to GEMS Fund 4, L.P in exchange for aggregate capital contributions totaling $25,678.
During the years ended September 30, 2018, 2017 and 2016, GCIC SLF incurred an administrative service fee of  $240, $218 and $162, respectively, to reimburse the Administrator for expenses pursuant to an administrative and loan services agreement by and between GCIC SLF and the Administrator.
Note 5. Investments
Investments as of September 30, 2018 and 2017 consisted of the following:
	As of September 30, 2018			As of September 30, 2017
	Principal	Amortized Cost	Fair Value	Principal	Amortized Cost	Fair Value
Senior secured	$216,389	$214,208	$211,035	$167,646	$165,642	$165,620
One stop	1,393,961	1,377,181	1,384,902	1,169,007	1,152,979	1,161,275
Subordinated debt	280	280	280	55	55	55
LLC equity interests in GCIC SLF(1)	N/A	48,356	49,939	N/A	49,800	50,104
Equity	N/A	23,097	28,282	N/A	17,733	20,647
Total	$1,610,630	$1,663,122	$1,674,438	$1,336,708	$1,386,209	$1,397,701

(1)
GCIC SLF’s proceeds from the LLC equity interests invested in GCIC SLF were utilized by GCIC SLF to invest in senior secured loans.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The following tables show the portfolio composition by geographic region at amortized cost and fair value as a percentage of total investments in portfolio companies. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.
	As of September 30, 2018		As of September 30, 2017
Amortized Cost:
United States
Mid-Atlantic	$329,743	19.8%	$248,290	17.9%
Midwest	367,463	22.1	358,990	25.9
West	238,063	14.3	181,740	13.1
Southeast	357,059	21.5	286,057	20.6
Southwest	162,285	9.7	122,242	8.8
Northeast	175,761	10.6	156,817	11.3
Canada	32,748	2.0	32,073	2.4
Total	$1,663,122	100.0%	$1,386,209	100.0%
Fair Value:
United States
Mid-Atlantic	$333,327	19.9%	$251,278	18.0%
Midwest	366,439	21.9	358,219	25.6
West	239,414	14.3	184,438	13.2
Southeast	359,417	21.4	288,780	20.7
Southwest	163,550	9.8	122,670	8.8
Northeast	179,255	10.7	159,684	11.4
Canada	33,036	2.0	32,632	2.3
Total	$1,674,438	100.0%	$1,397,701	100.0%

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The industry compositions of the portfolio at amortized cost and fair value as of September 30, 2018 and 2017 were as follows:
	As of September 30, 2018		As of September 30, 2017
Amortized Cost:
Aerospace and Defense	$25,704	1.6%	$22,539	1.6%
Automobile	19,007	1.2	58,138	4.2
Beverage, Food and Tobacco	98,376	5.9	69,045	5.0
Broadcasting and Entertainment	682	0.0*	688	0.0*
Buildings and Real Estate	48,911	2.9	49,135	3.6
Chemicals, Plastics and Rubber	7,595	0.5	1,075	0.1
Diversified/Conglomerate Manufacturing	55,120	3.3	44,499	3.2
Diversified/Conglomerate Service	525,869	31.6	285,360	20.6
Ecological	21,171	1.3	18,304	1.3
Electronics	133,854	8.1	123,756	8.9
Grocery	193	0.0*	123	0.0*
Healthcare, Education and Childcare	320,847	19.3	270,217	19.5
Home and Office Furnishings, Housewares, and Durable Consumer	8,169	0.5	10,187	0.7
Hotels, Motels, Inns, and Gaming	12,268	0.7	11,138	0.8
Insurance	58,813	3.5	32,050	2.3
Investment Funds and Vehicles	48,356	2.9	49,800	3.6
Leisure, Amusement, Motion Pictures, Entertainment	54,920	3.3	52,209	3.8
Mining, Steel, Iron and Non-Precious Metals	195	0.0*	208	0.0*
Oil and Gas	13,733	0.8	16,948	1.2
Personal and Non Durable Consumer Products (Mfg. Only)	30,131	1.8	29,474	2.1
Personal, Food and Miscellaneous Services	75,414	4.5	98,161	7.1
Printing and Publishing	4,627	0.3	20,899	1.5
Retail Stores	87,747	5.3	106,377	7.7
Telecommunications	6,259	0.4	7,189	0.5
Textiles and Leather	1,885	0.1	1,898	0.2
Utilities	3,276	0.2	6,792	0.5
Total	$1,663,122	100.0%	$1,386,209	100.0%

*
Represents an amount less than 0.1%

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

	As of September 30, 2018		As of September 30, 2017
Fair Value:
Aerospace and Defense	$26,445	1.6%	$22,970	1.7%
Automobile	19,208	1.1	58,724	4.2
Beverage, Food and Tobacco	99,054	5.9	69,322	5.0
Broadcasting and Entertainment	683	0.1	694	0.1
Buildings and Real Estate	48,701	2.9	49,333	3.5
Chemicals, Plastics and Rubber	7,607	0.5	1,099	0.1
Diversified/Conglomerate Manufacturing	54,681	3.3	43,639	3.1
Diversified/Conglomerate Service	532,571	31.8	289,884	20.7
Ecological	21,416	1.3	18,700	1.3
Electronics	136,119	8.1	125,426	9.0
Grocery	191	0.0*	124	0.0*
Healthcare, Education and Childcare	316,305	18.8	271,283	19.4
Home and Office Furnishings, Housewares, and Durable Consumer	8,194	0.5	9,293	0.7
Hotels, Motels, Inns, and Gaming	12,438	0.7	11,345	0.8
Insurance	59,643	3.6	32,706	2.4
Investment Funds and Vehicles	49,939	3.0	50,104	3.6
Leisure, Amusement, Motion Pictures and Entertainment	55,000	3.3	52,466	3.8
Mining, Steel, Iron and Non-Precious Metals	196	0.0*	160	0.0*
Oil and Gas	13,881	0.8	16,919	1.2
Personal and Non-Durable Consumer Products (Mfg. Only)	30,283	1.8	29,624	2.1
Personal, Food and Miscellaneous Services	76,775	4.6	98,359	7.0
Printing and Publishing	4,568	0.3	21,385	1.5
Retail Stores	89,072	5.3	107,958	7.7
Telecommunications	6,340	0.4	7,278	0.5
Textiles and Leather	1,834	0.1	1,932	0.1
Utilities	3,294	0.2	6,974	0.5
Total	$1,674,438	100.0%	$1,397,701	100.0%

*
Represents an amount less than 0.1%.

GCIC Senior Loan Fund LLC:
The Company co-invests with Aurora, a wholly-owned subsidiary of RGA Reinsurance Company, in senior secured loans through GCIC SLF, an unconsolidated Delaware LLC. GCIC SLF is capitalized as transactions are completed and all portfolio and investment decisions in respect of GCIC SLF must be approved by the GCIC SLF investment committee consisting of two representatives of each of the Company and Aurora (with unanimous approval required from (i) one representative of each of the Company and Aurora or (ii) both representatives of each of the Company and Aurora). GCIC SLF may cease making new investments upon notification of either member but operations will continue until all investments have been sold or paid-off in the normal course of business. Investments held by GCIC SLF are measured at fair value by GCIC SLF using the same valuation methodologies as described in Note 6.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

As of September 30, 2018, GCIC SLF was capitalized by LLC equity interest subscriptions from its members. On December 14, 2016, the GCIC SLF investment committee approved the recapitalization of the commitments of GCIC SLF’s members. On December 30, 2016, GCIC SLF’s members entered into additional LLC equity interest subscriptions totaling $100,000, GCIC SLF issued capital calls to the Company and Aurora totaling $39,905 and the subordinated notes previously issued by GCIC SLF were redeemed and terminated. As of September 30, 2018 and 2017, the Company and Aurora owned 87.5% and 12.5%, respectively, of the LLC equity interests of GCIC SLF. GCIC SLF’s profits and losses are allocated to the Company and Aurora in accordance with their respective ownership interests.
GCIC SLF has entered into a senior secured revolving credit facility (as amended, the “GCIC SLF Credit Facility”) with Wells Fargo Bank, N.A. through its wholly-owned subsidiary GCIC Senior Loan Fund II LLC (“GCIC SLF II”), which allowed GCIC SLF II to borrow up to $150,000 at any one time outstanding, subject to leverage and borrowing base restrictions. The reinvestment period of the GCIC SLF Credit Facility ended September 27, 2018 and as of September 30, 2018, the maximum commitment is equal to advances outstanding. The stated maturity date is September 28, 2022. As of September 30, 2018 and 2017, GCIC SLF II had outstanding debt under the GCIC SLF Credit Facility of  $79,650 and $108,150, respectively.
As of September 30, 2018 and 2017, GCIC SLF had the following commitments from its members (in the aggregate):
	As of September 30, 2018		As of September 30, 2017
	Committed	Funded(1)	Committed	Funded(1)
LLC equity commitments	$125,000	$55,264	$125,000	$56,914
Total	$125,000	$55,264	$125,000	$56,914

(1)
Funded LLC equity commitments are presented net of return of capital distributions subject to recall.

As of September 30, 2018 and 2017, GCIC SLF had total assets at fair value of  $136,557 and $164,551, respectively. As of September 30, 2018 and 2017, GCIC SLF did not have any investments on non-accrual status. The portfolio companies in GCIC SLF are in industries and geographies similar to those in which the Company may invest directly. Additionally, as of September 30, 2018 and 2017, GCIC SLF had commitments to fund various undrawn revolvers and delayed draw investments to its portfolio companies totaling $11,524 and $10,020 respectively.
Below is a summary of GCIC SLF’s portfolio, followed by a listing of the individual investments in GCIC SLF’s portfolio as of September 30, 2018 and 2017:
	As of September 30,
	2018	2017
Senior secured loans(1)	$134,270	$162,815
Weighted average current interest rate on senior secured loans(2)	7.4%	6.4%
Number of borrowers in GCIC SLF	33	40
Largest portfolio company investments(1)	$8,357	$8,928
Total of five largest portfolio company investments(1)	$33,966	$39,540

(1)
At principal amount.

(2)
Computed as the (a) annual stated interest rate on accruing senior secured loans divided by (b) total senior secured loans at principal amount.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

GCIC SLF Investment Portfolio as of September 30, 2018
Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)	Fair Value(2)
1A Smart Start LLC	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	7.0%	$1,337	$1,344
1A Smart Start LLC(3)	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	6.7	595	596
Aimbridge Hospitality, LLC(3)	Hotels, Motels, Inns, and Gaming	Senior loan	06/2022	7.2	5,940	5,940
Aimbridge Hospitality, LLC(3)	Hotels, Motels, Inns, and Gaming	Senior loan	06/2022	7.2	237	237
Boot Barn, Inc.	Retail Stores	Senior loan	06/2021	6.9	5,001	5,001
Brandmuscle, Inc.	Printing and Publishing	Senior loan	12/2021	7.1	4,023	4,020
Captain D’s, LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2023	6.7	5,947	5,947
Captain D’s, LLC(3)	Personal, Food and Miscellaneous Services	Senior loan	12/2023	7.9	23	23
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	7.9	2,028	1,988
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	7.9	1,022	1,001
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	7.9	2,074	2,074
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	7.9	1,043	1,043
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	7.9	58	58
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	7.9	40	40
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.1	3,062	3,062
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.1	1,231	1,231
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.1	634	634
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.1	216	216
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.1	96	96
Elite Sportswear, L.P.	Retail Stores	Senior loan	06/2020	8.1	92	92
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	Senior loan	01/2020	7.5	2,026	2,026
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	8.1	2,662	2,662
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	8.1	739	739
Flexan, LLC(3)	Chemicals, Plastics and Rubber	Senior loan	02/2020	9.8	136	136
G & H Wire Company, Inc(3)	Healthcare, Education and Childcare	Senior loan	09/2023	8.0	5,769	5,769
Gamma Technologies, LLC(3)	Electronics	Senior loan	06/2024	7.7	4,378	4,378
III US Holdings, LLC	Diversified/Conglomerate Service	Senior loan	09/2022	9.0	4,887	4,887
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	03/2024	6.7	1,973	1,973
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	03/2024	6.7	103	103
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	03/2024	6.7	55	55
Mills Fleet Farm Group LLC(3)	Retail Stores	Senior loan	02/2022	7.7	6,000	6,000
NBC Intermediate, LLC(3)	Beverage, Food and Tobacco	Senior loan	09/2023	6.5	2,634	2,608
NBC Intermediate, LLC(3)	Beverage, Food and Tobacco	Senior loan	09/2023	8.5	5	4
Pasternack Enterprises, Inc. and Fairview Microwave, Inc(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2025	6.2	4,963	4,938
Polk Acquisition Corp.(3)	Automobile	Senior loan	06/2022	7.2	8,211	8,211
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	7.5	93	93
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	7.2	53	53
Pyramid Healthcare, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2019	8.8	2,451	2,451
Pyramid Healthcare, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2019	8.8	166	166
Pyramid Healthcare, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2019	8.8	148	148
Pyramid Healthcare, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2019	8.8	109	109
Reladyne, Inc.(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2022	7.3	5,970	5,970
Reladyne, Inc.(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2022	7.3	626	626
Reladyne, Inc.(3)	Diversified/Conglomerate Manufacturing	Senior loan	07/2022	7.3	543	543
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2022	6.7	3,289	3,281
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2021	6.8	17	17
Rubio’s Restaurants, Inc(3)	Beverage, Food and Tobacco	Senior loan	10/2019	7.6	1,659	1,659
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior loan	04/2019	7.6	1,311	1,311
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior loan	04/2019	7.6	257	257
Saldon Holdings, Inc.(3)	Diversified/Conglomerate Service	Senior loan	09/2022	6.4	1,893	1,884
SEI, Inc.(3)	Electronics	Senior loan	07/2023	7.5	5,178	5,178

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

GCIC SLF Investment Portfolio as of September 30, 2018 – (continued)
Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)	Fair Value(2)
Self Esteem Brands, LLC(3)	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	02/2020	7.0%	$5,776	$5,776
Summit Behavioral Healthcare, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2023	7.1	5,955	5,955
Summit Behavioral Healthcare, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2023	7.1	292	292
Summit Behavioral Healthcare, LLC(3)	Healthcare, Education and Childcare	Senior loan	10/2023	7.1	46	46
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	6.9	1,086	1,064
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	6.9	851	834
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	7.1	156	153
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	7.1	58	57
Upstream Intermediate, LLC(3)	Healthcare, Education and Childcare	Senior loan	01/2024	6.6	3,576	3,576
Vendor Credentialing Service LLC(3)	Diversified/Conglomerate Service	Senior loan	11/2021	8.0	5,924	5,924
WHCG Management, LLC(3)	Healthcare, Education and Childcare	Senior loan	03/2023	7.4	2,180	2,180
WIRB-Copernicus Group, Inc.(3)	Healthcare, Education and Childcare	Senior loan	08/2022	6.5	5,367	5,367
					$134,270	$134,102

(1)
Represents the weighted average annual current interest rate as of September 30, 2018.

(2)
Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.

(3)
We also hold a portion of the senior secured loan in this portfolio company.

(4)
The negative fair value is the result of the unfunded commitment being valued below par.

(5)
The entire commitment was unfunded as of September 30, 2018. As such, no interest is being earned on this investment. The investment may be subject to an unused facility fee.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

GCIC SLF Investment Portfolio as of September 30, 2017
Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)	Fair Value(2)
1A Smart Start LLC	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	6.1%	$1,351	$1,358
1A Smart Start LLC	Home and Office Furnishings, Housewares, and Durable Consumer	Senior loan	02/2022	5.8	599	599
Argon Medical Devices, Inc.	Healthcare, Education and Childcare	Senior loan	12/2021	6.0	2,816	2,816
Boot Barn, Inc.	Retail Stores	Senior loan	06/2021	5.8	5,285	5,285
Brandmuscle, Inc.	Printing and Publishing	Senior loan	12/2021	6.1	4,172	4,167
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	6.6	2,049	2,008
CLP Healthcare Services, Inc.	Healthcare, Education and Childcare	Senior loan	12/2020	6.6	1,033	1,012
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.8	2,095	2,095
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.8	1,053	1,053
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.8	59	59
Community Veterinary Partners, LLC	Personal, Food and Miscellaneous Services	Senior loan	10/2021	6.8	41	41
Curo Health Services LLC(3)	Healthcare, Education and Childcare	Senior loan	02/2022	5.3	4,875	4,890
Elite Sportswear, L.P.	Retail Stores	Senior loan	03/2020	6.6	3,093	3,100
Elite Sportswear, L.P.	Retail Stores	Senior loan	03/2020	6.3	1,244	1,239
Elite Sportswear, L.P.	Retail Stores	Senior loan	03/2020	6.6	640	641
Elite Sportswear, L.P.	Retail Stores	Senior loan	03/2020	6.6	218	218
Elite Sportswear, L.P.	Retail Stores	Senior loan	03/2020	6.6	97	97
Elite Sportswear, L.P.	Retail Stores	Senior loan	03/2020	6.5	93	93
Elite Sportswear, L.P.(4)	Retail Stores	Senior loan	03/2020	N/A(5)	—	(2)
Encore GC Acquisition, LLC	Healthcare, Education and Childcare	Senior loan	01/2020	6.8	2,108	2,108
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	7.1	2,690	2,690
Flexan, LLC	Chemicals, Plastics and Rubber	Senior loan	02/2020	7.1	752	752
Flexan, LLC(3)	Chemicals, Plastics and Rubber	Senior loan	02/2020	8.8	21	21
Gamma Technologies, LLC(3)	Electronics	Senior loan	06/2021	6.0	4,411	4,411
Harvey Tool Company, LLC	Diversified/Conglomerate Manufacturing	Senior loan	03/2020	6.1	1,976	1,976
III US Holdings, LLC	Diversified/Conglomerate Service	Senior loan	09/2022	7.9	5,002	5,002
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	12/2021	6.3	1,973	1,973
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	12/2021	6.4	87	87
Jensen Hughes, Inc.	Buildings and Real Estate	Senior loan	12/2021	6.4	55	55
Loar Group Inc.	Aerospace and Defense	Senior loan	01/2022	6.0	1,939	1,939
Loar Group Inc.	Aerospace and Defense	Senior loan	01/2022	6.0	1,337	1,337
Mills Fleet Farm Group LLC(3)	Retail Stores	Senior loan	02/2022	6.7	6,000	6,000
Park Place Technologies LLC(3)	Electronics	Senior loan	06/2022	6.3	5,996	5,936
Pasternack Enterprises, Inc. and Fairview Microwave, Inc	Diversified/Conglomerate Manufacturing	Senior loan	05/2022	6.2	5,013	5,013
Polk Acquisition Corp.(3)	Automobile	Senior loan	06/2022	6.2	8,297	8,131
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	6.7	83	81
Polk Acquisition Corp.	Automobile	Senior loan	06/2022	6.2	53	52
PowerPlan Holdings, Inc.(3)	Utilities	Senior loan	02/2022	6.5	7,126	7,126
Premise Health Holding Corp.(3)	Healthcare, Education and Childcare	Senior loan	06/2020	5.8	5,925	5,925
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2019	7.7	2,346	2,346
Pyramid Healthcare, Inc.	Healthcare, Education and Childcare	Senior loan	08/2019	7.9	144	144
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	7.1	7,095	7,095
Radiology Partners, Inc.(3)	Healthcare, Education and Childcare	Senior loan	09/2020	7.1	542	542
Radiology Partners, Inc.	Healthcare, Education and Childcare	Senior loan	09/2020	7.1	460	460
RSC Acquisition, Inc.(3)	Insurance	Senior loan	11/2022	6.6	3,323	3,323
RSC Acquisition, Inc.	Insurance	Senior loan	11/2020	6.1	15	15
Rubio’s Restaurants, Inc.	Beverage, Food and Tobacco	Senior loan	11/2018	6.1	1,676	1,676
Rug Doctor LLC	Personal and Non Durable Consumer Products (Mfg. Only)	Senior loan	06/2018	6.6	1,501	1,501
Saldon Holdings, Inc.(3)	Diversified/Conglomerate Service	Senior loan	09/2022	5.8	2,028	2,003
Sarnova HC, LLC	Healthcare, Education and Childcare	Senior loan	01/2022	6.0	3,301	3,301
SEI, Inc.(3)	Electronics	Senior loan	07/2021	6.0	5,217	5,217
Self Esteem Brands, LLC(3)	Leisure, Amusement, Motion Pictures, Entertainment	Senior loan	02/2020	6.0	6,443	6,443

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

GCIC SLF Investment Portfolio as of September 30, 2017 – (continued)
Portfolio Company	Business Description	Security Type	Maturity Date	Current Interest Rate(1)	Principal ($)	Fair Value(2)
Severin Acquisition, LLC(3)	Diversified/Conglomerate Service	Senior loan	07/2021	6.1%	$7,848	$7,844
Severin Acquisition, LLC	Diversified/Conglomerate Service	Senior loan	07/2021	6.2	1,079	1,083
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8	5,291	4,603
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8	418	364
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8	417	363
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8	416	362
Smashburger Finance LLC	Beverage, Food and Tobacco	Senior loan	05/2018	6.8	415	361
Smashburger Finance LLC(4)	Beverage, Food and Tobacco	Senior loan	05/2018	N/A(5)	—	(90)
Tate’s Bake Shop, Inc.(3)	Beverage, Food and Tobacco	Senior loan	08/2019	6.3	705	705
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	5.6	1,097	1,097
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	6.1	859	859
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	6.1	165	165
Teasdale Quality Foods, Inc.	Grocery	Senior loan	10/2020	6.1	61	61
Transaction Data Systems, Inc.	Diversified/Conglomerate Service	Senior loan	06/2021	6.6	3,892	3,892
Transaction Data Systems, Inc.	Diversified/Conglomerate Service	Senior loan	06/2020	5.8	22	21
Vendor Credentialing Service LLC(3)	Diversified/Conglomerate Service	Senior loan	11/2021	7.2	5,985	5,985
WHCG Management, LLC(3)	Healthcare, Education and Childcare	Senior loan	03/2023	6.1	2,202	2,202
WIRB-Copernicus Group, Inc.	Healthcare, Education and Childcare	Senior loan	08/2022	6.3	5,421	5,421
Young Innovations, Inc.(3)	Healthcare, Education and Childcare	Senior loan	01/2019	6.3	751	751
Young Innovations, Inc.	Healthcare, Education and Childcare	Senior loan	01/2019	6.3	23	23
					$162,815	$161,522

(1)
Represents the weighted average annual current interest rate as of September 30, 2017.

(2)
Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.

(3)
We also hold a portion of the senior secured loan in this portfolio company.

(4)
The negative fair value is the result of the unfunded commitment being valued below par.

(5)
The entire commitment was unfunded as of September 30, 2017. As such, no interest is being earned on this investment. The investment may be subject to an unused facility fee.

As of each of September 30, 2018 and 2017, the Company has committed to fund $109,375 of LLC equity interest subscriptions to GCIC SLF. As of September 30, 2018 and 2017, $48,356 and $49,800, respectively, of the Company’s LLC equity interest subscriptions to GCIC SLF had been called and contributed, net of return of capital distributions subject to recall. For the years ended September 30, 2018, 2017 and 2016, the Company received $5,647, $3,950 and $332, respectively, in dividend income from the GCIC SLF LLC equity interests. The subordinated notes previously issued by GCIC SLF to the Company and Aurora were redeemed and terminated on December 30, 2016. For the years ended September 30, 2017 and 2016, the Company earned interest income on the subordinated notes of  $732 and $2,691, respectively.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

See below for certain summarized financial information for GCIC SLF as of September 30, 2018 and 2017 and for the years ended September 30, 2018 and 2017:
	As of September 30, 2018	As of September 30, 2017
Selected Balance Sheet Information:
Investments, at fair value	$134,102	$161,522
Cash and other assets	2,455	3,029
Total assets	$136,557	$164,551
Senior credit facility	$79,650	$108,150
Unamortized debt issuance costs	(569)	(1,199)
Other liabilities	403	338
Total liabilities	79,484	107,289
Members’ equity	57,073	57,262
Total liabilities and members’ equity	$136,557	$164,551

	Years ended September 30,
	2018	2017
Selected Statement of Operations Information:
Interest income	$12,018	$9,905
Fee income	168	—
Total investment income	12,186	9,905
Interest and other debt financing expenses	5,005	4,580
Administrative service fee	240	218
Other expenses	107	97
Total expenses	5,352	4,895
Net investment income	6,834	5,010
Net change in unrealized appreciation (depreciation) on investments	1,081	(1,042)
Net increase in members’ equity	$7,915	$3,968
Note 6. Fair Value Measurements
The Company follows ASC Topic 820 for measuring fair value. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the assets or liabilities or market and the assets’ or liabilities’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Assets and liabilities are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the asset or liability as of the measurement date. The three levels are defined as follows:
Level 1:
Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Level 2:
Inputs include quoted prices for similar assets or liabilities in active markets and inputs that are observable for the assets or liabilities, either directly or indirectly, for substantially the full term of the assets or liabilities.

Level 3:
Inputs include significant unobservable inputs for the assets or liabilities and include situations where there is little, if any, market activity for the assets or liabilities. The inputs into the determination of fair value are based upon the best information available and may require significant management judgment or estimation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an asset’s or a liability’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability. The Company assesses the levels of assets and liabilities at each measurement date, and transfers between levels are recognized on the actual date of the event or change in circumstances that caused the transfers. There were no transfers among Level 1, 2 and 3 of the fair value hierarchy for assets and liabilities during the years ended September 30, 2018, 2017 and 2016. The following section describes the valuation techniques used by the Company to measure different assets and liabilities at fair value and includes the level within the fair value hierarchy in which the assets and liabilities are categorized.
Investments
Level 1 investments are valued using quoted market prices. Level 2 investments are valued using market consensus prices that are corroborated by observable market data and quoted market prices for similar assets and liabilities. Level 3 investments are valued at fair value as determined in good faith by the Board, based on input of management, the audit committee and independent valuation firms that have been engaged at the direction of the Board to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing twelve-month period under a valuation policy and a consistently applied valuation process. This valuation process is conducted at the end of each fiscal quarter, with approximately 25% (based on the number of portfolio companies) of the Company’s valuations of debt and equity investments without readily available market quotations subject to review by an independent valuation firm. All investments as of September 30, 2018 and 2017, with the exception of money market funds included in cash and cash equivalents and restricted cash and cash equivalents (Level 1 investments) and investments measured at fair value using the NAV per share (or its equivalent) of the underlying investment company as a practical expedient, were valued using Level 3 inputs.
When determining fair value of Level 3 debt and equity investments, the Company may take into account the following factors, where relevant: the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons to publicly traded securities, and changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. The primary method for determining enterprise value uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s net income before net interest expense, income tax expense, depreciation and amortization (“EBITDA”). A portfolio company’s EBITDA may include pro forma adjustments for items such as acquisitions, divestitures, or expense reductions. The enterprise value analysis is performed to determine the value of equity investments and to determine if debt investments are credit impaired. If debt investments are credit impaired, the Company will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, the Company uses a market interest rate yield analysis to determine fair value.
In addition, for certain debt investments, the Company may base its valuation on indicative bid and ask prices provided by an independent third party pricing service. Bid prices reflect the highest price that

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

the Company and others may be willing to pay. Ask prices represent the lowest price that the Company and others may be willing to accept. The Company generally uses the midpoint of the bid/ask range as its best estimate of fair value of such investment.
Due to the inherent uncertainty of determining the fair value of Level 3 investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be received or settled. Further, such investments are generally subject to legal and other restrictions or otherwise are less liquid than publicly traded instruments. If the Company were required to liquidate a portfolio investment in a forced or liquidation sale, the Company may realize significantly less than the value at which such investment had previously been recorded.
The Company’s investments are subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.
The following tables present fair value measurements of the Company’s investments and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value as of September 30, 2018 and 2017:
As of September 30, 2018:	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Total
Assets, at fair value:
Debt investments(1)	$—	$—	$1,596,217	$1,596,217
Equity investments(1)	—	—	28,282	28,282
Money market funds(1)(2)	668	—	—	668
Investment measured at NAV(3)(4)	—	—	—	49,939
Total assets, at fair value:	$668	$—	$1,624,499	$1,675,106

As of September 30, 2017:	Fair Value Measurements Using
Description	Level 1	Level 2	Level 3	Total
Assets, at fair value:
Debt investments(1)	$—	$—	$1,326,950	$1,326,950
Equity investments(1)	—	—	20,647	20,647
Money market funds(1)(2)	3,644	—	—	3,644
Investment measured at NAV(3)(4)	—	—	—	50,104
Total assets, at fair value:	$3,644	$—	$1,347,597	$1,401,345

(1)
Refer to the Consolidated Schedules of Investments for further details.

(2)
Included in cash and cash equivalents and restricted cash and cash equivalents on the Consolidated Statements of Financial Condition.

(3)
Certain investments that are measured at fair value using the NAV per share (or its equivalent) of the underlying investment company as a practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Financial Condition.

(4)
Represents the Company’s investment in LLC equity interests in GCIC SLF. The fair value of this investment has been determined using the NAV of the Company’s ownership interest in members’ capital.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The net change in unrealized appreciation (depreciation) for the years ended September 30, 2018, 2017 and 2016, reported within the net change in unrealized appreciation (depreciation) on investments in the Company’s Consolidated Statements of Operations attributable to the Company’s Level 3 assets held as of September 30, 2018, 2017 and 2016, was $2,945, $5,224 and $6,649, respectively.
The following tables present the changes in investments measured at fair value using Level 3 inputs for the year ended September 30, 2018 and 2017:
	For the year ended September 30, 2018
	Debt Investments	Equity Investments	Total Investments
Fair value, beginning of period	$1,326,950	$20,647	$1,347,597
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(3,727)	2,272	(1,455)
Realized gain (loss) on investments and foreign currency transactions	(370)	4,102	3,732
Funding of (proceeds from) revolving loans, net	(1,113)	—	(1,113)
Fundings of investments	736,411	7,551	743,962
PIK interest	2,584	—	2,584
Proceeds from principal payments and sales of portfolio investments	(474,282)	(6,290)	(480,572)
Accretion of discounts and origination fees	9,764	—	9,764
Fair value, end of period	$1,596,217	$28,282	$1,624,499

	For the year ended September 30, 2017
	Debt Investments	Equity Investments	Total Investments
Fair value, beginning of period	$1,042,600	$14,071	$1,056,671
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	1,646	1,989	3,635
Realized gain (loss) on investments and foreign currency transactions	812	607	1,419
Funding of (proceeds from) revolving loans, net	57	—	57
Fundings of investments	575,755	5,665	581,420
PIK interest	1,468	—	1,468
Proceeds from principal payments and sales of portfolio investments	(266,366)	(1,685)	(268,051)
Non-cash proceeds from principal payments on subordinated note investments in GCIC SLF	(34,917)	—	(34,917)
Accretion of discounts and origination fees	5,895	—	5,895
Fair value, end of period	$1,326,950	$20,647	$1,347,597

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The following tables present quantitative information about the significant unobservable inputs of the Company’s Level 3 investments as of September 30, 2018 and 2017:
Quantitative information about Level 3 Fair Value Measurements
	Fair value as of September 30, 2018	Valuation Techniques	Unobservable Input	Range (Weighted Average)(1)
Assets:
Senior secured loans(2)(3)	$202,503	Market rate approach	Market interest rate	4.3% – 9.9% (7.3%)
		Market comparable companies	EBITDA multiples	5.0x – 15.0x (11.7x)
	4,054	Market comparable companies	Broker/dealer bids or quotes	N/A
One stop loans(2)(4)(5)	$1,384,183	Market rate approach	Market interest rate	2.0% – 13.8% (8.7%)
		Market comparable companies	EBITDA multiples	4.5x – 35.0x (14.0x)
			Revenue multiples	1.3x – 10.2x (4.8x)
Subordinated debt(2)(6)	$280	Market rate approach	Market interest rate	8.0% – 19.5% (10.5%)
		Market comparable companies	EBITDA multiples	11.0x
			Revenue multiples	5.1x
Equity(7)(8)	$28,282	Market comparable companies	EBITDA multiples	4.5x – 28.5x (14.6x)
			Revenue multiples	1.3x – 10.2x (4.5x)

(1)
Unobservable inputs were weighted by the relative fair value of the instruments.

(2)
The fair value of this asset class was determined using the market rate approach as the investments in this asset class were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value as of September 30, 2018 was determined using the market rate approach.

(3)
Excludes $4,478 of non-accrual loans at fair value, which the Company valued using the market comparable companies approach.

(4)
Excludes $719 of non-accrual loans at fair value, which the Company valued using the market comparable companies approach.

(5)
The Company valued $1,249,310 and $134,873 of one stop loans using EBITDA and revenue multiples, respectively. All one stop loans were also valued using the market rate approach.

(6)
The Company valued $62 and $218 of subordinated debt using EBITDA and revenue multiples, respectively. All subordinated debt was also valued using the market rate approach.

(7)
Excludes $49,939 of LLC equity interests in GCIC SLF at fair value, which the Company valued using the NAV.

(8)
The Company valued $24,274 and $4,008 of equity investments using EBITDA and revenue multiples, respectively.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Quantitative information about Level 3 Fair Value Measurements
	Fair value as of September 30, 2017	Valuation Techniques	Unobservable Input	Range (Weighted Average)(1)
Assets:
Senior secured loans(2)	$157,645	Market rate approach	Market interest rate	5.3% – 12.8% (7.0%)
		Market comparable companies	EBITDA multiples	5.0x – 17.5x (11.9x)
	7,975	Market comparable companies	Broker/dealer bids or quotes	N/A
One stop loans(2)(3)(4)	$1,160,964	Market rate approach	Market interest rate	2.3% – 39.5% (8.0%)
		Market comparable companies	EBITDA multiples	4.0x – 35.0x (13.3x)
			Revenue multiples	2.0x – 7.5x (5.1x)
Subordinated debt(2)	$55	Market rate approach	Market interest rate	19.5%
		Market comparable companies	EBITDA multiples	11.0x
Equity(5)(6)	$20,647	Market comparable companies	EBITDA multiples	4.0x – 28.7x (13.6x)
			Revenue multiples	3.5x – 5.8x (4.2x)

(1)
Unobservable inputs were weighted by the relative fair value of the instruments.

(2)
The fair value of this asset class was determined using the market rate approach as the investments in this asset class were determined not to be credit impaired using the market comparable companies approach. The unobservable inputs for both valuation techniques have been presented, but the fair value as of September 30, 2017 was determined using the market rate approach.

(3)
Excludes $311 of non-accrual loans at fair value, which the Company valued using the market comparable companies approach.

(4)
The Company valued $1,093,222 and $67,742 of one stop loans using EBITDA and revenue multiples, respectively. All one stop loans were also valued using the market rate approach.

(5)
Excludes $50,104 of LLC equity interests in GCIC SLF at fair value, which the Company valued using the NAV.

(6)
The Company valued $18,505 and $2,142 of equity investments using EBITDA and revenue multiples, respectively.

The above tables are not intended to be all-inclusive but rather to provide information on significant unobservable inputs and valuation techniques used by the Company.
The significant unobservable inputs used in the fair value measurement of the Company’s debt and equity investments are EBITDA multiples, revenue multiples and market interest rates. The Company uses EBITDA multiples and, to a lesser extent, revenue multiples on its debt and equity investments to determine any credit gains or losses. Increases or decreases in either of these inputs in isolation would have resulted in a significantly lower or higher fair value measurement. The Company uses market interest rates for loans to determine if the effective yield on a loan is commensurate with the market yields for that type of loan. If a loan’s effective yield was significantly less than the market yield for a similar loan with a similar credit profile, then the resulting fair value of the loan may have been lower.
Other Financial Assets and Liabilities
ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. As a result, with the exception of the line item titled “debt” which is reported at cost, all assets and liabilities approximate fair value on the Consolidated Statements of Financial Condition due

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

to their short maturity. Fair value of the Company’s debt is estimated using Level 3 inputs by discounting remaining payments using comparable market rates or market quotes for similar instruments at the measurement date, if available.
The following are the carrying values and fair values of the Company’s debt as of September 30, 2018 and 2017. Fair value is estimated by discounting remaining payments using applicable market rates or market quotes for similar instruments at the measurement date, if available.
	As of September 30, 2018		As of September 30, 2017
	Carrying Value	Fair Value	Carrying Value	Fair Value
Debt	$762,330	$762,330	$670,200	$670,200
Note 7. Borrowings
In accordance with the 1940 Act, with certain limited exceptions, the Company is currently allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. The Small Business Credit Availability Act (“SBCAA”), which was signed into law on March 23, 2018, among other things, amended Section 61(a) of the 1940 Act to add a new Section 61(a)(2) that reduces the asset coverage requirement applicable to business development companies from 200% to 150% so long as the business development company meets certain disclosure requirements, obtains certain approvals and, in the case of unlisted business development companies, makes an offer to repurchase the shares of its stockholders. The reduced asset coverage requirement would permit a business development company to have a ratio of total consolidated assets to outstanding indebtedness of 2:1 as compared to a maximum of 1:1 under the 200% asset coverage requirement. Effectiveness of the reduced asset coverage requirement to a business development company requires approval by either (1) a “required majority,” as defined in Section 57(o) of the 1940 Act, of such business development company’s board of directors with effectiveness one year after the date of such approval or (2) a majority of votes cast at a special or annual meeting of such business development company’s stockholders at which a quorum is present, which is effective the day after such stockholder approval. The Company has not sought or obtained either approval and, as a result, remains subject to the 200% asset coverage requirement under Section 61(a)(1) of the 1940 Act. As of September 30, 2018, the Company’s asset coverage for borrowed amounts was 221.8%.
Debt Securitization:   On August 16, 2016, the Company completed a $410,086 term debt securitization (the “GCIC 2016 Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations (“CLOs”) and are a form of secured financing incurred by the Company, which is consolidated by the Company and subject to the Company’s overall asset coverage requirements. The notes (“GCIC 2016 Notes”) offered in the GCIC 2016 Debt Securitization were issued by the GCIC 2016 Issuer and are secured by a diversified portfolio of senior secured and second lien loans held by the GCIC 2016 Issuer. The GCIC 2016 Debt Securitization consists of  $220,000 of Aaa/AAA Class A GCIC 2016 Notes and $32,500 of Aa1 Class B GCIC 2016 Notes. In partial consideration for the loans transferred to the GCIC 2016 Issuer as part of the GCIC 2016 Debt Securitization, the Company received $42,300 of Class C GCIC 2016 Notes, $28,600 of Class D GCIC 2016 Notes and $86,686 of LLC equity interests in the GCIC 2016 Issuer. The Company retained all of the Class C GCIC 2016 Notes, Class D GCIC 2016 Notes and LLC equity interests totaling $42,300, $28,600 and $86,686, respectively. The Class A and Class B GCIC 2016 Notes are included in the September 30, 2018 and 2017 Consolidated Statements of Financial Condition as debt of the Company. As of September 30, 2018 and 2017, the Class C GCIC 2016 Notes, Class D GCIC 2016 Notes and LLC equity interests were eliminated in consolidation.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Through August 8, 2020, all principal collections received on the underlying collateral may be used by the GCIC 2016 Issuer to purchase new collateral under the direction of the Investment Adviser in its capacity as collateral manager of the GCIC 2016 Issuer and in accordance with the Company’s investment strategy, allowing the Company to maintain the initial leverage in the GCIC 2016 Debt Securitization. The GCIC 2016 Notes are scheduled to mature on August 8, 2028.
As of September 30, 2018 and 2017, there were 93 and 99 portfolio companies with a total fair value of $397,419 and $389,204, respectively, securing the GCIC 2016 Notes. The pool of loans in the GCIC 2016 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.
The interest charged under the GCIC 2016 Debt Securitization is based on three-month LIBOR. The three-month LIBOR in effect as of September 30, 2018 based on the last interest rate reset was 2.3%. For the years ended September 30, 2018, 2017 and 2016, the components of interest expense, cash paid for interest, average interest rates and average outstanding balances for the GCIC 2016 Debt Securitization were as follows:
	For the years ended September 30,
	2018	2017	2016
Stated interest expense	$10,566	$8,465	$977
Amortization of debt issuance costs	765	762	95
Total interest and other debt financing expenses	$11,331	$9,227	$1,072
Cash paid for interest expense	$10,175	$8,089	$—
Average stated interest rate	4.2%	3.4%	3.1%
Average outstanding balance	$252,500	$252,500	$31,735
As of September 30, 2018, the classes, amounts, ratings and interest rates (expressed as a spread to three-month LIBOR) of the Class A and B GCIC 2016 Notes were as follows:
Description	Class A GCIC 2016 Notes	Class B GCIC 2016 Notes
Type	Senior Secured Floating Rate	Senior Secured Floating Rate
Amount Outstanding	$220,000	$32,500
Moody’s Rating	“Aaa”	“Aa1”
S&P Rating	“AAA”	N/A
Interest Rate	LIBOR + 2.15%	LIBOR + 3.00%
The Investment Adviser serves as collateral manager to the GCIC 2016 Issuer under a separate collateral management agreement and receives a fee for providing these services. The total fees payable by the Company under its Investment Advisory Agreement are reduced by an amount equal to the total aggregate fees that are paid to the Investment Adviser by the GCIC 2016 Issuer for rendering such collateral management services.
As part of the GCIC 2016 Debt Securitization, the Company entered into a master loan sale agreement under which the Company agreed to directly or indirectly sell or contribute certain senior secured and second lien loans (or participation interests therein) to the GCIC 2016 Issuer and to purchase or otherwise acquire the Class C GCIC 2016 Notes, Class D GCIC 2016 Notes and LLC equity interests in the GCIC 2016 Issuer. The GCIC 2016 Notes are the secured obligations of the GCIC 2016 Issuer and indentures governing the GCIC 2016 Notes include customary covenants and events of default. The pool of loans in the GCIC 2016 Debt Securitization must meet certain requirements, including asset mix and concentration, collateral coverage, term, agency rating, minimum coupon, minimum spread and sector diversity requirements.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Revolving Credit Facility:   On December 31, 2014, as part of the Company’s acquisition of GCIC Funding as part of its formation transactions, the Company and GCIC Funding entered into an amendment to the senior secured revolving credit facility (as amended, the “Credit Facility”) with Wells Fargo Bank, N.A., as the swingline lender, collateral agent, account bank, collateral custodian, and administrative agent, which as of September 30, 2018 allowed GCIC Funding to borrow up to $500,000 at any one time outstanding, subject to leverage and borrowing base restrictions.
Through a series of amendments, most recently on May 25, 2018, the Company and GCIC Funding amended the Credit Facility to, among other things, (a) increase the borrowing capacity from $420,000 to $500,000, (b) extend the expiration of the reinvestment period from August 30, 2018 to May 24, 2019, during which period GCIC Funding, subject to certain conditions, may make borrowings under the facility, (c) decrease the interest rate from one-month LIBOR plus 2.25% to one-month LIBOR plus 2.15%, (d) extend the maturity date from August 30, 2022 to May 25, 2023, and (e) allow borrowings in permitted foreign currencies.
As of September 30, 2018, the Credit Facility bears interest at one-month LIBOR plus 2.15% per annum and the Company is required to pay a non-usage fee rate between 0.50% and 1.75% per annum depending on the size of the unused portion of the Credit Facility. In addition, in connection with the Credit Facility, the Company has agreed to pay a contingent structuring fee equal to approximately 0.25% of the aggregate commitment as of the end of the reinvestment period to the extent that the borrowing capacity under the Credit Facility exceeds $125,000 on the last business day prior to the end of the reinvestment period. The Company may seek to reduce the borrowing capacity under the Credit Facility in connection with a new secured debt financing facility with one or more lenders or a new debt securitization, to the extent permitted by applicable law and interpretive positions of the SEC and its staff. As a result, the Company is not accruing for this contingent fee as additional interest expense as the Company believes it will reduce the borrowing capacity of the Credit Facility to an amount equal to or less than $125,000 as of the last business day before the end of the reinvestment period on May 24, 2019.
The Credit Facility is collateralized by all of the assets held by GCIC Funding, and GCIC has pledged its interests in GCIC Funding as collateral to Wells Fargo Bank, N.A., as the collateral agent, to secure the obligations of GCIC as the transferor and servicer under the Credit Facility. Both GCIC and GCIC Funding have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the Credit Facility is subject to the 200% asset coverage requirements contained in the 1940 Act.
The Company has transferred certain loans and debt securities it has originated or acquired from time to time to GCIC Funding through a purchase and sale agreement and may cause GCIC Funding to originate or acquire loans in the future, consistent with the Company’s investment objectives.
As of September 30, 2018 and 2017, the Company had outstanding debt under the Credit Facility of $434,830 and $342,700, respectively. For the years ended September 30, 2018 and 2017, the Company had borrowings on the Credit Facility of  $604,774 and $478,550, respectively, and repayments on the Credit Facility of  $512,600 and $328,950, respectively.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

For the years ended September 30, 2018, 2017 and 2016, the components of interest expense, cash paid for interest and facility fees, average interest rates and average outstanding balances for the Credit Facility were as follows:
	For the years ended September 30,
	2018	2017	2016
Stated interest expense	$15,792	$8,343	$7,541
Facility fees	289	839	521
Amortization of debt issuance costs	961	2,088	2,103
Total interest and other debt financing expenses	$17,042	$11,270	$10,165
Cash paid for interest expense and facility fees	$15,755	$8,825	$8,064
Average stated interest rate	4.0%	3.3%	2.7%
Average outstanding balance	$391,694	$254,588	$278,502
Revolver:   On February 3, 2015, the Company entered into the Revolver with the Investment Adviser, with a maximum credit limit of  $40,000. On February 7, 2018, the Company entered into an amendment to the Revolver to extend the maturity date to February 5, 2021. No other terms of the Revolver changed pursuant to such amendment. The Revolver bears an interest rate equal to the short-term Applicable Federal Rate (“AFR”), which was 2.5% as of September 30, 2018. As of September 30, 2018 and 2017, the Company had no outstanding debt under the Revolver. For the year ended September 30, 2018, the Company had borrowings on the Revolver of  $40,000 and repayments on the Revolver of  $40,000. For the year ended September 30, 2017, the Company had no borrowings and no repayments on the Revolver.
For the years ended September 30, 2018, 2017 and 2016, the components of interest expense, cash paid for interest, average interest rates and average outstanding balances for the Revolver were as follows:
	For the years ended September 30,
	2018	2017	2016
Stated interest expense	$19	N/A	$8
Cash paid for interest expense	$9	N/A	$8
Average stated interest rate	2.2%	N/A	0.6%
Average outstanding balance	$826	N/A	$1,381
SMBC Revolver:   On May 17, 2016, the Company entered into a revolving credit agreement with Sumitomo Mitsui Banking Corporation (the “SMBC Revolver”), which as of September 30, 2018 allowed GCIC to borrow up to $75,000 at any one time outstanding, subject to leverage and borrowing base restrictions, with a stated maturity date of May 17, 2019. On May 17, 2018, the Company entered into an amendment to the SMBC Revolver to, among other things, (a) extend the maturity date from May 17, 2018 to May 17, 2019 and (b) decrease the interest rate for borrowings from one-month LIBOR plus 1.60% to one-month LIBOR plus 1.50%.
As of September 30, 2018, the SMBC Revolver bears an interest rate at the Company’s election of either one-month LIBOR plus 1.50% per annum or Prime. In addition to the stated interest rate on the SMBC Revolver, the Company is required to pay a non-usage fee at a rate of 0.20% per annum on the unused portion of the SMBC Revolver.
The SMBC Revolver is secured by the unfunded capital commitments of certain GCIC stockholders. GCIC has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. Borrowing under the SMBC Revolver is subject to the leverage restrictions contained in the 1940 Act.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

As of September 30, 2018 and 2017, the Company had outstanding debt under the SMBC Revolver of $75,000 and $75,000, respectively. For the year ended September 30, 2018, the Company had no borrowings and no repayments on the SMBC Revolver. For the year ended ended September 30, 2017, the Company had new borrowings on the SMBC Revolver of  $84,200 and repayments on the SMBC Revolver of  $84,200. For the years ended September 30, 2018, 2017 and 2016, the components of interest expense, cash paid for interest, average interest rates and average outstanding balances for the SMBC Revolver were as follows:
	For the years ended September 30,
	2018	2017	2016
Stated interest expense	$2,501	$1,724	$594
Facility fees	—	18	1
Amortization of debt issuance costs	276	296	92
Total interest and other debt financing expenses	$2,777	$2,038	$687
Cash paid for interest expense	$2,453	$1,747	$555
Average stated interest rate	3.3%	2.5%	2.1%
Average outstanding balance	$75,000	$67,839	$27,869
Other Short-Term Borrowings:   Borrowings with original maturities of less than one year are classified as short-term. As of September 30, 2018 and 2017, there were no other short-term borrowings outstanding. Past short-term borrowings were the result of an investment sold under a repurchase agreement. Investments sold under repurchase agreements are accounted for as collateralized borrowings as the sale of the investment does not qualify for sale accounting under ASC Topic 860 and remain as an investment on the Consolidated Statements of Financial Condition. The investment sold under the repurchase agreement was denominated in foreign currency and the Company entered into the repurchase agreement to help mitigate the impact that an adverse change in exchange rates would have on the value of that investment.
During the year ended September 30, 2018, proceeds from other short-term borrowings totaled $12,400 and repayments on other short-term borrowings totaled $12,299, respectively. During the years ended September 30, 2017 and 2016, there were no proceeds from or repayments on other short-term borrowings.
For the year ended September 30, 2018, the effective interest rate on short-term borrowings was 4.9% and interest expense was $164.
The Company’s average total debt outstanding (including the debt under the Credit Facility, Revolver, SMBC Revolver, GCIC 2016 Debt Securitization, and Other Short-Term Borrowings) for the years ended September 30, 2018, 2017 and 2016 was $723,389, $574,927 and $339,487, respectively.
For the years ended September 30, 2018, 2017 and 2016, the effective average interest rate, which includes amortization of debt issuance costs and non-usage facility fees, on the Company’s total debt outstanding was 4.3%, 3.9% and 3.5%, respectively.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

A summary of the Company’s maturity requirements for borrowings as of September 30, 2018 is as follows:
	Payments Due by Period
	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
GCIC 2016 Debt Securitization	$252,500	$—	$—	$—	$252,500
Credit Facility	434,830	—	—	434,830	—
SMBC Revolver	75,000	75,000	—	—	—
Total borrowings	$762,330	$75,000	$—	$434,830	$252,500
Note 8. Federal Income Tax Matters
The Company has elected to be treated and intends to be subject to tax as a RIC under Subchapter M of the Code. As a result, the Company must distribute substantially all of its net taxable income each tax year as dividends to its stockholders. Accordingly, no provision for federal income tax has been made in the financial statements.
Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts determined in accordance with GAAP and those differences could be material. These book-to-tax differences are either temporary or permanent in nature. Reclassifications due to permanent book-tax differences, including distributions representing a return of capital, have no impact on net assets.
The following permanent differences were reclassified among the components of net assets for the years ended September 30, 2018, 2017 and 2016:
	Years ended September 30,
	2018	2017	2016
Increase/(decrease) in Paid in Capital in Excess of Par	$(1)	$(13)	$(248)
Increase/(decrease) in Capital Distributions in Excess of and Undistributed Net Investment Income	897	217	2,074
Increase/(decrease) in Net Realized Gain (Loss) on Investments	(896)	(204)	(1,826)
Taxable income generally differs from net increase (decrease) in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes unrealized appreciation (depreciation) on investments as investment gains and losses are not included in taxable income until they are realized.
Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. Capital losses incurred by the Company are not subject to expiration and retain their character as either short-term or long-term capital losses. As of September 30, 2018, the Company estimates that it will not have any capital loss carryforward available for use in subsequent tax years.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

The following table reconciles net increase in net assets resulting from operations to taxable income for the years ended September 30, 2018, 2017 and 2016:
	Years ended September 30,
	2018	2017	2016
Net increase in net assets resulting from operations	$77,769	$54,881	$37,067
Net change in unrealized (appreciation) depreciation on investments and foreign currency translation	132	(3,158)	(5,855)
Other income not currently taxable	(7,106)	(4,481)	(971)
Expenses not currently deductible	868	1,372	845
Other income for tax but not book	5,535	4,350	904
Other deductions/losses for tax not book	—	—	—
Other realized gain/loss differences	2,042	831	949
Capital loss carryforward	—	—	—
Taxable income before deductions for distributions	$79,240	$53,795	$32,939
The tax character of distributions paid during the years ended September 30, 2018, 2017 and 2016 was as follows:
	Years ended September 30,
	2018	2017	2016
Ordinary Income	$72,830	$56,359	$32,070
Long-Term Capital Gains	1,337	152	—
The tax basis components of distributable earnings/(accumulated losses) and reconciliation to accumulated earnings/(deficit) on a book basis for the years ended September 30, 2018, 2017 and 2016 were as follows:
	As of September 30,
	2018	2017	2016
Undistributed ordinary income – tax basis	$1,550	$—	$3,470
Undistributed realized gains – tax basis	4,351	883	440
Net unrealized appreciation (depreciation) on investments and foreign currency translation	9,263	9,866	7,084
Other temporary differences	(14,902)	(10,488)	(10,746)
Total accumulated earnings (deficit) – book basis	$262	$261	$248
For the tax year ended September 30, 2018, the Company estimates taxable income in excess of the distributions made from such taxable income during the tax year, and therefore, the Company has elected to carry forward the excess for distribution to stockholders during the following twelve month period. The amount carried forward to 2019 is estimated to be approximately $5,901, although this amount will not be finalized until the 2018 tax returns are filed in 2019.
As of September 30, 2018, the Federal tax cost of investments was $1,665,218 resulting in estimated gross unrealized gains and losses of  $24,876 and $15,656, respectively.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 9. Commitments and Contingencies
Commitments:   The Company had outstanding commitments to fund investments totaling $205,543 and $133,566 under various undrawn revolvers and other credit facilities as of September 30, 2018 and 2017, respectively. In addition, as described in Note 5, the Company had commitments of up to $61,019 and $59,575 to GCIC SLF as of September 30, 2018 and 2017, respectively, which may be contributed primarily for the purpose of funding new investments approved by the GCIC SLF investment committee.
Indemnifications:   In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as these involve future claims that may be made against the Company but that have not occurred. The Company expects the risk of any future obligations under these indemnifications to be remote.
Off-balance sheet risk:   Off-balance sheet risk refers to an unrecorded potential liability that may result in a future obligation or loss, even though it does not appear on the Consolidated Statements of Financial Condition. The Company may enter into derivative instruments that contain elements of off-balance sheet market and credit risk. There were no commitments outstanding for derivative contracts as of September 30, 2018 and 2017. Derivative instruments can be affected by market conditions, such as interest rate volatility, which could impact the fair value of the derivative instruments. If market conditions move against the Company, it may not achieve the anticipated benefits of any derivative instruments and may realize a loss. The Company minimizes market risk through monitoring its investments and borrowings.
Concentration of credit and counterparty risk:   Credit risk arises primarily from the potential inability of counterparties to perform in accordance with the terms of the contract. The Company may engage in derivative transactions with counterparties. In the event that the counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of default depends on the creditworthiness of the counterparties or issuers of the instruments. The Company’s maximum loss that it could incur related to counterparty risk on derivative instruments is the value of the collateral for that respective derivative instrument. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.
Legal proceedings:   In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While there can be no assurance of the ultimate disposition of any such proceedings, the Company does not believe any disposition will have a material adverse effect on the Company’s consolidated financial statements.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 10. Financial Highlights
The financial highlights for the Company are as follows:
Per share data:(1)(2)	Year ended September 30, 2018	Year ended September 30, 2017	Year ended September 30, 2016	Year ended September 30, 2015	Period from September 22, 2014 (inception) to September 30, 2014
Net asset value at beginning of period	$15.00	$15.00	$15.00	$15.00	$15.00
Distributions declared:(3)
From net investment income	(1.38)	(1.24)	(1.26)	(0.89)	—
From capital gains	—	(0.00)*	—	—	—
Net investment income	1.31	1.13	1.06	0.76	—
Net realized gain (loss) on investments and foreign currency transactions	0.07	0.03	0.03	—	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	(0.00)*	0.08	0.20	0.18	—
Other(4)	—	—	(0.03)	(0.05)	—
Net asset value at end of period	$15.00	$15.00	$15.00	$15.00	$15.00
Total return based on net asset value per share(5)	9.55%	8.52%	8.65%	5.93%	N/A
Number of common shares outstanding	62,147,237.484	51,214,683.496	41,087,178.250	20,843,155.219	666.670
Listed below are supplemental data and ratios to the financial highlights:
Ratio of net investment income to average net assets#	8.80%	7.56%	7.07%	6.81%	N/A
Ratio of total expenses to average net assets(6)#	8.95%	8.14%	7.03%	6.24%	N/A
Ratio of management fee waiver to average net assets#	(0.70)%	(0.68)%	(0.65)%	(0.68)%	N/A
Ratio of incentive fee waiver to average net assets	(0.53)%	(0.22)%	(0.09)%	N/A	N/A
Ratio of net expenses to average net assets(6)#	7.72%	7.24%	6.29%	5.56%	N/A
Ratio of incentive fees to average net assets	2.17%	1.71%	1.38%	0.60%	N/A
Ratio of total expenses (without incentive fees, incentive fee waiver and management fee waiver) to average net assets(5)#	6.26%	6.21%	5.56%	5.64%	N/A
Total return based on average net asset value(7)	9.22%	8.25%	8.63%	8.44%	N/A
Net assets at end of period	$932,209	$768,220	$616,307	$312,647	$—
Average debt outstanding	$723,389	$574,927	$339,487	$160,079	N/A
Average debt outstanding per share	$11.64	$11.23	$8.26	$7.68	N/A
Portfolio Turnover#	31.89%	22.92%	39.84%	18.52%	N/A
Asset coverage ratio(8)	221.78%	214.26%	218.06%	225.01%	N/A
Asset coverage ratio per unit(9)	$2,218	$2,143	$2,181	$2,250	N/A
Average market value per unit(10):
2016 Debt Securitization	N/A	N/A	N/A	N/A	N/A
Credit Facility	N/A	N/A	N/A	N/A	N/A
SMBC Revolver	N/A	N/A	N/A	N/A	N/A
Revolver	N/A	N/A	N/A	N/A	N/A
GEMS Note	N/A	N/A	N/A	N/A	N/A

*
Represents an amount less than $0.01 per share.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

#
For the year ended September 30, 2015, the ratio is annualized for the period from December 31, 2014, the date of the commencement of operations, through September 30, 2015.

(1)
Based on actual number of shares outstanding at the end of the corresponding period or the weighted average shares outstanding for the period, unless otherwise noted, as appropriate.

(2)
The weighted average shares outstanding for the year ended September 30, 2015 is calculated from December 31, 2014, the commencement of operations, through September 30, 2015.

(3)
The per share data for distributions reflect the amount of distributions paid or payable with a record date during the applicable period.

(4)
Includes the impact of different share amounts as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on the shares outstanding as of the period end.

(5)
Total return based on net asset value assumes distributions are reinvested in accordance with the DRIP. Total return does not include sales load.

(6)
For the year ended September 30, 2015, expenses, other than incentive fees, are annualized for the period from December 31, 2014, the date of the commencement of operations, through September 30, 2015.

(7)
Total return based on average net asset value is calculated as (a) the net increase in net assets resulting from operations divided by (b) the daily average of total net assets. Total return does not include sales load.

(8)
In accordance with the 1940 Act, with certain limited exceptions, the Company is currently allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing.

(9)
Asset coverage ratio per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage ratio per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(10)
Not applicable because such senior securities are not registered for public trading.

Note 11. Earnings Per Share
The following information sets forth the computation of the net increase in net assets per share resulting from operations for the years ended September 30, 2018, 2017 and 2016:
	For the years ended September 30,
	2018	2017	2016
Earnings available to stockholders	$77,769	$54,881	$37,067
Basic and diluted weighted average shares outstanding	56,328,125	44,447,925	28,598,358
Basic and diluted earnings per share	$1.38	$1.24	$1.29

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 12. Dividends and Distributions
The Company’s dividends and distributions are recorded on the record date. The following table summarizes the Company’s dividend declarations and distributions during the years ended September 30, 2018, 2017 and 2016:
Date Declared	Record Date	Payment Date	Shares Outstanding	Amount Per Share	Total Distributions Declared
Year ended September 30, 2016
08/04/2015	10/27/2015	12/30/2015	20,843,155.219	$0.0818	$1,705
11/17/2015	11/19/2015	12/30/2015	22,172,613.752	0.1252	2,776
11/17/2015	12/17/2015	02/26/2016	24,433,662.992	0.0891	2,178
11/17/2015	01/22/2016	02/26/2016	24,601,958.001	0.0957	2,354
02/08/2016	02/22/2016	05/20/2016	24,601,958.001	0.0705	1,734
02/08/2016	03/24/2016	05/20/2016	27,261,737.139	0.1176	3,205
05/03/2016	04/30/2016	07/28/2016	27,261,737.139	0.1046	2,852
05/03/2016	05/19/2016	07/28/2016	29,256,215.216	0.1331	3,893
05/03/2016	06/20/2016	07/28/2016	31,415,162.957	0.1047	3,288
05/03/2016	07/22/2016	09/26/2016	34,122,546.688	0.0942	3,213
08/03/2016	08/29/2016	11/21/2016	39,469,915.648	0.1369	5,402
08/03/2016	09/23/2016	11/21/2016	40,975,724.182	0.1090	4,467
Total distributions declared for year ended September 30, 2016					$37,067
Year ended September 30, 2017
08/03/2016	10/24/2016	12/30/2016	41,087,178.250	$0.0729	$2,993
11/14/2016	11/18/2016	12/30/2016	41,087,178.250	0.1469	6,034
11/14/2016	12/26/2016	02/27/2017	41,442,374.044	0.1340	5,553
11/14/2016	01/23/2017	02/27/2017	41,769,495.016	0.0902	3,769
02/07/2017	02/20/2017	05/19/2017	41,769,495.016	0.1050	4,385
02/07/2017	03/24/2017	05/19/2017	42,104,997.486	0.1078	4,540
02/07/2017	04/30/2017	07/28/2017	44,292,283.019	0.1067	4,727
05/04/2017	05/18/2017	07/28/2017	46,515,568.552	0.0982	4,566
05/04/2017	06/16/2017	07/28/2017	46,829,343.936	0.1050	4,917
05/04/2017	07/21/2017	09/25/2017	46,829,343.936	0.1102	5,158
08/02/2017	08/31/2017	11/27/2017	49,551,036.707	0.0600	2,976
08/02/2017	09/22/2017	11/27/2017	49,551,036.707	0.1062	5,263
Total distributions declared for year ended September 30, 2017					$54,881

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Date Declared	Record Date	Payment Date	Shares Outstanding	Amount Per Share	Total Distributions Declared
Year ended September 30, 2018
08/02/2017	10/23/2017	12/28/2017	51,214,683.496	$0.1122	$5,745
11/17/2017	11/24/2017	12/28/2017	51,214,683.496	0.1045	5,353
11/17/2017	12/26/2017	02/26/2018	53,729,533.382	0.1250	6,716
11/17/2017	01/23/2018	02/26/2018	54,122,735.354	0.1202	6,509
02/06/2018	02/24/2018	05/23/2018	55,530,517.674	0.1005	5,579
02/06/2018	03/30/2018	05/23/2018	57,819,693.450	0.1491	8,620
02/06/2018	04/27/2018	07/24/2018	57,819,693.450	0.1351	7,812
05/04/2018	05/18/2018	07/24/2018	57,819,693.450	0.1046	6,047
05/04/2018	06/15/2018	07/24/2018	58,325,385.782	0.1135	6,617
05/04/2018	07/21/2018	09/25/2018	58,037,388.381	0.1194	6,931
08/07/2018	08/31/2018	11/27/2018	58,755,211.413	0.0754	4,427
08/07/2018	09/21/2018	11/27/2018	60,780,608.940	0.1244	7,413
Total distributions declared for year ended September 30, 2018					$77,769

The following table summarizes the Company’s distributions reinvested during the years ended September 30, 2018, 2017 and 2016:
Payment Date	DRIP Shares Issued	NAV ($) per share	DRIP Shares Value
For year ended September 30, 2016
November 20, 2015	182,861.440	$15.00	$2,743
December 30, 2015	168,295.009	15.00	2,524
February 26, 2016	170,848.215	15.00	2,563
May 20, 2016	164,469.664	15.00	2,467
July 28, 2016	338,670.977	15.00	5,080
September 26, 2016	111,454.068	15.00	1,672
	1,136,599.373	$15.00	$17,049
For year ended September 30, 2017
November 21, 2016	355,195.794	$15.00	$5,329
December 30, 2016	327,120.972	15.00	4,907
February 27, 2017	335,502.470	15.00	5,032
May 19, 2017	313,775.384	15.00	4,707
July 28, 2017	498,407.238	15.00	7,476
September 25, 2017	181,456.477	15.00	2,721
	2,011,458.335	$15.00	$30,172
For year ended September 30, 2018
November 27, 2017	291,564.353	$15.00	$4,374
December 28, 2017	393,201.972	15.00	5,898
February 26, 2018	470,835.576	15.00	7,062
May 23, 2018	505,692.332	15.00	7,586
July 24, 2018	717,823.032	15.00	10,767
September 25, 2018	257,123.945	15.00	3,857
	2,636,241.210	$15.00	$39,544

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 13. Subsequent Events
In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through November 28, 2018, the date the financial statements were available to be issued. There are no subsequent events to disclose except for the following:
On August 7, 2018 and November 27, 2018, the Board declared distributions to holders of record as set forth in the table below:
Record Date	Payment Date	Amount Per Share
October 17, 2018	December 28, 2018	Net increase in net assets resulting from operations earned by the Company (if positive) as determined in accordance with GAAP for the period October 1, 2018 through October 31, 2018 per share
November 28, 2018	December 28, 2018	Net increase in net assets resulting from operations earned by the Company (if positive) as determined in accordance with GAAP for the period November 1, 2018 through November 30, 2018 per share
December 26, 2018	February 27, 2019	Net increase in net assets resulting from operations earned by the Company (if positive) as determined in accordance with GAAP for the period December 1, 2018 through December 31, 2018 per share
January 21, 2019	February 27, 2019	Net increase in net assets resulting from operations earned by the Company (if positive) as determined in accordance with GAAP for the period January 1, 2019 through January 31, 2019 per share
The Company issued capital calls to stockholders that were due on October 15, 2018 and November 26, 2018, which are summarized in the following table:
	Date	Shares Issued	NAV ($) per share	Proceeds
Issuance of shares	10/15/2018	2,018,759.065	$15.00	$30,281
Issuance of shares	11/26/2018	2,497,171.129	$15.00	$37,458
On November 2, 2018, GCIC Funding, entered into amendment to the documents governing the Credit Facility. The amendment was effective as of November 2, 2018 and increased the size of the Credit Facility from $500,000 to $550,000. The other material terms of the Credit Facility were unchanged.
On November 19, 2018, the Company announced that S&P Global Ratings (“S&P”), and Fitch Ratings (“Fitch”), each intends to issue presale reports regarding the approximately $900,000 term debt securitization (the “GCIC 2018 Debt Securitization”, to be completed by the Company. The presale report issued by S&P is publicly available on the website of S&P, www.standardandpoors.com, until final ratings that will be issued by S&P are withdrawn, and the presale report issued by Fitch is publicly available on the website of Fitch, www.fitchratings.com, for 14 days from the date of issuance. Each of S&P and Fitch also intends to publish preliminary ratings of the notes to be issued in the GCIC 2018 Debt Securitization. The preliminary ratings assigned by S&P are expected to be publicly available on the website of S&P, www.standardandpoors.com, from the date of issuance until they are replaced with final ratings, and the preliminary ratings assigned by Fitch are expected to be publicly available on the website of Fitch, www.fitchratings.com, from the date of issuance until they are replaced with final ratings. The Company makes no representation or warranty regarding the completeness, accuracy or availability of the information contained in the presale reports or preliminary ratings, and readers should not place undue reliance on such information. In addition, a securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

On November 27, 2018, the Company issued 439,833.975 shares of common stock through the DRIP.
On November 27, 2018, the Company entered into a definitive agreement to merge with GBDC with GBDC as the surviving entity. The Board and the board of directors of GBDC, including all of the respective independent directors, have approved the merger agreement and the transactions contemplated therein. Under the terms of the proposed merger, stockholders of GCIC will receive 0.865 shares of GBDC for each share of GCIC, subject to adjustment only in the event of reclassification, recapitalization, or similar transaction by either company. The combined company will remain externally managed by GC Advisors. The combined company will trade under the ticker GBDC on the Nasdaq Global Select Market and all current GBDC officers and directors will remain in their current roles after closing of the merger. Consummation of the proposed merger is subject to our and GBDC stockholder’s approvals, customary regulatory approvals and other closing conditions. Assuming satisfaction of these conditions, the transaction is expected to close in the first half of 2019.
Note 14. Selected Quarterly Financial Data (Unaudited)
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Total investment income	$38,712	$36,311	$33,764	$30,594
Net investment income	21,293	19,416	17,695	15,781
Net gain (loss) on investments and foreign currency	(2,522)	1,060	3,013	2,033
Net increase in net assets resulting from operations	18,771	20,476	20,708	17,814
Earnings per share	0.32	0.35	0.37	0.34
Net asset value per common share at period end	$15.00	$15.00	$15.00	$15.00
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Total investment income	$27,611	$26,698	$22,120	$22,049
Net investment income	14,309	14,247	10,944	10,804
Net gain (loss) on investments and foreign currency	(912)	(37)	1,750	3,776
Net increase in net assets resulting from operations	13,397	14,210	12,694	14,580
Earnings per share	0.28	0.31	0.30	0.35
Net asset value per common share at period end	$15.00	$15.00	$15.00	$15.00
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Total investment income	$19,928	$14,638	$12,302	$10,511
Net investment income	10,635	7,535	6,686	5,500
Net gain (loss) on investments and foreign currency	2,447	2,498	608	1,158
Net increase in net assets resulting from operations	13,082	10,033	7,294	6,658
Earnings per share	0.36	0.35	0.28	0.30
Net asset value per common share at period end	$15.00	$15.00	$15.00	$15.00

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Note 15. Summarized Financial Information for GCIC SLF (Unaudited)
Provided in the table below are the Consolidated Statements of Financial Condition for GCIC SLF as of September 30, 2018 and 2017:
GCIC Senior Loan Fund LLC
Consolidated Statements of Financial Condition
	September 30, 2018	September 30, 2017
Assets
Investments, at fair value	$134,102	$161,522
Cash and cash equivalents	681	348
Restricted cash and cash equivalents	1,434	2,554
Interest receivable	340	127
Total Assets	$136,557	$164,551
Liabilities
Senior credit facility	$79,650	$108,150
Less unamortized debt issuance costs	569	1,199
Senior credit facility less unamortized debt issuance costs	79,081	106,951
Interest payable	240	231
Accounts payable and accrued expenses	163	107
Total Liabilities	79,484	107,289
Members’ equity	57,073	57,262
Total Liabilities and Members’ equity	$136,557	$164,551

Golub Capital Investment Corporation and Subsidiaries

Notes to Consolidated Financial Statements
(In thousands, except shares and per share data)

Provided in the table below are statements of operations for GCIC SLF for the years ending September 30, 2018, 2017 and 2016:
GCIC Senior Loan Fund LLC
Statements of Operations
	Years ended September 30,
	2018	2017	2016
Investment income
Interest income	$12,018	$9,905	$6,764
Fee income	169	—	50
Total investment income	12,187	9,905	6,814
Expenses
Interest and other debt financing expenses	5,005	4,580	5,555
Administrative service fee	240	218	162
Professional fees	94	93	82
General and administrative expenses	13	4	2
Total expenses	5,352	4,895	5,801
Net investment income	6,835	5,010	1,013
Net gain (loss) on investments and subordinated notes
Net change in unrealized appreciation (depreciation) on investments	1,081	(1,042)	260
Net gain (loss) on investments and subordinated notes	1,081	(1,042)	260
Net increase (decrease) in members’ equity	$7,916	$3,968	$1,273

ANNEX A
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
GOLUB CAPITAL BDC, INC.
Golub Capital BDC, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),
DOES HEREBY CERTIFY:
FIRST:   That the Board of Directors of the Corporation, acting in accordance with Sections 141 and 242 of the General Corporation Law of the State of Delaware, by the unanimous written consent of its members, filed with the minutes of the Board of Directors, adopted resolutions proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation:
RESOLVED, that the Board of Directors of the Corporation deems it advisable and in the Corporation’s best interest and recommends that the authorized capital of the Corporation be increased to 201,000,000 shares, consisting of 200,000,000 shares of common stock, par value $0.001 per share and 1,000,000 shares of preferred stock, par value $0.001 per share, and that the Corporation’s Certificate of Incorporation be amended to effect such change in the Corporation’s authorized capital by deleting the first paragraph of Article IV thereof in its entirety and inserting in lieu thereof the following:
“4.1 Authorized Stock.   The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 201,000,000 of which 200,000,000 shares shall be common stock having a par value of  $0.001 per share (the “Common Stock”) and 1,000,000 shares shall be preferred stock having a par value of  $0.001 per share (the “Preferred Stock”).”
FURTHER RESOLVED, that the foregoing proposed increase of the Corporation’s authorized capital and the amendment of the Corporation’s Certificate of Incorporation to effect such change be submitted for consideration by the stockholders of the Corporation (the “Stockholders”); and
FURTHER RESOLVED, that, upon approval and adoption by the Stockholders of the proposed increase of the Corporation’s authorized capital and the amendment of the Corporation’s Certificate of Incorporation to effect such increase, the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed to execute and file a Certificate of Amendment of the Corporation’s Certificate of Incorporation effecting such increase of authorized capital with the Office of the Secretary of State of the State of Delaware.
SECOND:    That thereafter, pursuant to resolution of the Board of Directors of the Corporation, a special meeting of the Stockholders was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.
THIRD:    That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 of the General Corporation Law of the State of Delaware.
FOURTH:    That this Certificate of Amendment of the Certificate of Incorporation shall be effective upon filing.
[SIGNATURE PAGE FOLLOWS]
A-1

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of the    day of        , 2019.
GOLUB CAPITAL BDC, INC.
By:

Name:
Title:
[Signature Page to Certificate of Amendment to Certificate of Incorporation of Golub Capital BDC, Inc.]
A-2

ANNEX B
AGREEMENT AND PLAN OF MERGER
among
GOLUB CAPITAL BDC, INC.,
FIFTH AVE SUBSIDIARY INC.,
GOLUB CAPITAL INVESTMENT CORPORATION
GC ADVISORS LLC
and
GOLUB CAPITAL LLC
(solely for purposes of Section 1.9)
Dated as of November 27, 2018

-i-

-ii-

-iii-

-iv-

AGREEMENT AND PLAN OF MERGER
AGREEMENT AND PLAN OF MERGER, dated as of November 27, 2018 (this “Agreement”), among Golub Capital Investment Corporation, a Maryland corporation (“GCIC”), Golub Capital BDC, Inc., a Delaware corporation (“GBDC”), Fifth Ave Subsidiary Inc., a Maryland corporation and wholly-owned direct Consolidated Subsidiary of GBDC (“Merger Sub”), GC Advisors LLC, a Delaware limited liability company (“GC Advisors”) and, solely for purposes of Section 1.9, Golub Capital LLC.
RECITALS
A. Each of GCIC and GBDC has previously elected to be regulated as a business development company (“BDC”), as defined in Section 2(a)(48) of the Investment Company Act, and GC Advisors is the investment adviser of each of GCIC and GBDC;
B. Upon the terms and subject to the conditions set forth in this Agreement, GCIC, GBDC and Merger Sub intend to merge Merger Sub with and into GCIC (the “Merger”), with GCIC as the surviving company in the Merger (sometimes referred to in such capacity as the “Surviving Company”).
C. Immediately after the Merger and the Terminations, the Surviving Company shall merge with and into GBDC (the “Second Merger” and, together with the Merger, the “Mergers”), with GBDC as the surviving company in the Second Merger.
D. The Board of Directors of GCIC (the “GCIC Board”), including all of the Independent Directors of GCIC, has unanimously (i) determined that (x) this Agreement and the terms of the Mergers and the related Transactions are advisable and in the best interests of GCIC and (y) the interests of GCIC’s existing stockholders will not be diluted as a result of the Transactions and (ii) approved this Agreement and the Transactions.
E. The Board of Directors of GBDC (the “GBDC Board”), including all of the Independent Directors of GBDC, has unanimously (i) determined that (x) this Agreement and the terms of the Mergers and the related Transactions are advisable and in the best interests of GBDC and (y) the interests of GBDC’s existing stockholders will not be diluted as a result of the Transactions and (ii) approved this Agreement, the Transactions and the amendment and restatement of the investment advisory agreement by and between GBDC and GC Advisors in substantially the form attached hereto as Exhibit A (the “New Investment Advisory Agreement”).
F. The Board of Directors of Merger Sub and GBDC, acting in GBDC’s capacity as the sole stockholder of Merger Sub, have each approved this Agreement and the Transactions.
G. The parties intend the Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, and intend for this Agreement to constitute a “plan of reorganization” within the meaning of the Code.
H. The parties desire to make certain representations, warranties, covenants and other agreements in connection with the Transactions and also to prescribe certain conditions to the Transactions.
NOW, THEREFORE, in consideration of the representations, warranties, covenants and other agreements contained in this Agreement, the parties agree as follows:
Article I

THE MERGER
1.1 The Merger.   Subject to the terms and conditions of this Agreement, in accordance with the Maryland General Corporation Law (the “MGCL”), at the Effective Time, Merger Sub shall merge with and into GCIC, and the separate corporate existence of the Merger Sub shall cease. GCIC shall be the surviving company in the Merger and shall continue its existence as a corporation under the Laws of the State of Maryland.

1.2 Closing.   On the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place at 10:00 a.m., Eastern Time, at the offices of Dechert LLP, Three Bryant Park, 1095 Avenue of the Americas, New York, NY 10036, on the date that is five (5) Business Days after the satisfaction or waiver of the latest to occur of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), unless otherwise agreed in writing by the parties to this Agreement (the “Closing Date”).
1.3 Effective Time.   The Merger shall become effective as set forth in the articles of merger (the “Articles of Merger”) that shall be filed with, and accepted for record by, the State Department of Assessments and Taxation of Maryland (the “SDAT”) on the Closing Date. The term “Effective Time” shall be the date and time when the Merger becomes effective as set forth in the Articles of Merger.
1.4 Effects of the Merger.   At and after the Effective Time, the Merger shall have the effects set forth in the MGCL.
1.5 Conversion of Capital Stock.   At the Effective Time, by virtue of the Merger and without any action on the part of GCIC, GBDC or Merger Sub or the holder of any of the following securities:
(a) Each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Company.
(b) All shares of common stock, par value $0.001 per share, of GCIC (the “GCIC Common Stock”) issued and outstanding immediately prior to the Effective Time that are owned by GBDC or any of its Consolidated Subsidiaries (including Merger Sub) shall be cancelled and shall cease to exist and no shares of common stock, par value $0.001 per share, of GBDC (the “GBDC Common Stock”) or any other consideration shall be delivered in exchange therefor (such shares, the “Cancelled Shares”).
(c) Subject to Section 1.5(e), each share of GCIC Common Stock, except for the Cancelled Shares, shall be converted, in accordance with the procedures set forth in Article II, into the right to receive a number of shares of GBDC Common Stock equal to the Exchange Ratio (the “Merger Consideration”).
(d) All of the shares of GCIC Common Stock converted into the right to receive the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and each such share of GCIC Common Stock, all of which are in non-certificated book-entry form, shall thereafter represent only the right to receive the Merger Consideration, cash in lieu of fractional shares into which such shares of GCIC Common Stock represented in non-certificated book-entry form have been converted pursuant to Section 2.2 and any dividends or other distributions payable pursuant to Section 2.4(b).
(e) The Exchange Ratio shall be appropriately adjusted (to the extent not already taken into account in determining the Closing GCIC Net Asset Value and/or the Closing GBDC Net Asset Value, as applicable) if, between the Determination Date and the Effective Time, the respective outstanding shares of GBDC Common Stock or GCIC Common Stock shall have been increased or decreased or changed into or exchanged for a different number or kind of shares or securities, in each case, as a result of any reclassification, recapitalization, stock split, reverse stock split, split-up, combination or exchange of shares, or if a stock dividend or dividend payable in any other securities shall be authorized and declared with a record date within such period. Nothing in this Section 1.5(e) shall be construed to permit any party hereto to take any action that is otherwise prohibited or restricted by any other provision of this Agreement.
1.6 Charter and Bylaws of the Surviving Company.   The charter of Merger Sub and the bylaws of Merger Sub, in each case as in effect immediately prior to the Effective Time, shall be the charter and the bylaws of the Surviving Company as of the Effective Time, until thereafter amended in accordance with applicable Law and the respective terms of such charter and bylaws, as applicable.

1.7 Directors and Officers.   Subject to applicable Law, the directors and officers of Merger Sub immediately prior to the Effective Time shall be the directors and officers of the Surviving Company and shall hold office until the next annual meeting of the Surviving Company and until their respective successors are duly elected and qualify, or their earlier death, resignation or removal. The directors and officers of GBDC immediately prior to the Effective Time shall be the directors and officers of GBDC immediately after consummation of the Second Merger and shall hold office until their respective successors are duly elected and qualify, or their earlier death, resignation or removal.
1.8 Effect on GBDC Common Stock.   Each share of GBDC Common Stock outstanding immediately prior to the Effective Time shall remain outstanding.
1.9 Termination of Certain Contractual Obligations.   Immediately after the Effective Time and immediately prior to the Second Merger, the GCIC Advisory Agreement, the GCIC Administration Agreement and the GCIC Trademark License Agreement shall be automatically terminated and of no further force and effect (the ‘Terminations”).
1.10 Merger of Surviving Company.   Immediately after the occurrence of the Effective Time and the Terminations and in accordance with the Delaware General Corporation Law (“DGCL”) and the MGCL, the Surviving Company shall merge with and into GBDC and the separate corporate existence of the Surviving Company shall cease and all outstanding shares of common stock of the Surviving Company shall be cancelled and no consideration shall be exchanged therefor. GBDC shall be the surviving company in the Second Merger and shall continue its existence as a corporation under the Laws of the State of Delaware.
Article II

MERGER CONSIDERATION
2.1 Delivery of Evidence of GBDC Common Stock.   As soon as reasonably practicable after the Effective Time, GBDC shall deposit with its transfer agent evidence of book-entry shares representing GBDC Common Stock issuable as Merger Consideration pursuant to Section 1.5(c).
2.2 Fractional Shares.   No fractional shares of GBDC Common Stock shall be issued upon the conversion of GCIC Common Stock pursuant to Section 1.5(c), and such fractional share interests shall not entitle the owner thereof to vote or to any rights of a holder of GBDC Common Stock. Each holder of shares of GCIC Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of GBDC Common Stock shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of  (i) such fractional part of a share of GBDC Common Stock multiplied by (ii) the volume-weighted average trading price of a share of GBDC Common Stock on the Nasdaq Global Select Market (the “Nasdaq”) for the five (5) consecutive Trading Days ending on the third (3rd) Trading Day preceding the Closing Date (as reported by Bloomberg L.P. or its successor or, if not reported thereon, another authoritative source selected by GBDC that is reasonably acceptable to GCIC). For purposes of this Section 2.2, all fractional shares to which a single record holder would be entitled shall be aggregated and calculations shall be rounded to three decimal places.
2.3 Paying and Exchange Agent.   Prior to the Effective Time, GBDC shall appoint GBDC’s transfer agent or other bank or trust company to act as exchange agent (the “Paying and Exchange Agent”) hereunder, pursuant to an agreement in a form reasonably acceptable to each of GBDC and GCIC. Following the Effective Time, GBDC shall deposit, or shall cause to be deposited, with the Paying and Exchange Agent cash sufficient to pay the aggregate cash for fractional shares in accordance with Section 2.2. Any cash deposited with the Paying and Exchange Agent shall hereinafter be referred to as the “Exchange Fund.”
2.4 Delivery of Merger Consideration.
(a) Each holder of record of shares of GCIC Common Stock (other than the Cancelled Shares) in book-entry form that were converted into the right to receive the Merger Consideration pursuant to Section 1.5(c) and any cash in lieu of fractional shares of GBDC Common Stock to be issued or paid in consideration therefor and any dividends and other distributions pursuant to Section 2.4(b), shall, promptly after the Effective Time, be entitled to receive the Merger Consideration, any cash in lieu of fractional shares of GBDC Common Stock to be issued or paid in consideration therefor and any dividends or other distributions to which such holder is entitled pursuant to Section 2.4(b). The Exchange Fund shall not be used for any other purpose other than the purposes provided for in the immediately preceding sentence.
(b) Subject to the effect of applicable abandoned property, escheat or similar Laws, following the Effective Time, the record holder of shares (other than Cancelled Shares) of GCIC Common Stock at the Effective Time shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of GBDC Common Stock represented by such shares of GCIC Common Stock and not paid and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to the whole shares of GBDC Common Stock represented by such shares of GCIC Common Stock with a record date after the Effective Time (but before such surrender date) and with a payment date subsequent to the issuance of GBDC Common Stock issuable with respect to such shares of GCIC Common Stock.
2.5 No Further Ownership Rights.   All Merger Consideration paid by GBDC in accordance with the terms of Article I and Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to GCIC Common Stock in respect of which such Merger Consideration was paid. From and after the Effective Time, the stock transfer books of GCIC shall be closed, and there shall be no further transfers on the stock transfer books of GCIC of the shares of GCIC Common Stock that were issued and outstanding immediately prior to the Effective Time.
2.6 Net Asset Value Calculation.
(a) GCIC shall deliver to GBDC a calculation of the net asset value per share of GCIC Common Stock as of a date mutually agreed between GBDC and GCIC, such date to be no earlier than 48 hours (excluding Sundays and holidays) prior to the Closing Date (such agreed date, the “Determination Date”), calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by GCIC in preparing the calculation of the net asset value per share of GCIC Common Stock (with an accrual for any Tax Dividend declared by GCIC and not yet paid) (the “Closing GCIC Net Asset Value”); provided that GCIC shall update the calculation of the Closing GCIC Net Asset Value in the event that there is a material change to the Closing GCIC Net Asset Value prior to the Closing and as needed to ensure the Closing GCIC Net Asset Value is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time; provided further that the GCIC Board, including a majority of the Independent Directors of GCIC, shall be required to approve, and GC Advisors shall certify in writing to GBDC, the calculation of the Closing GCIC Net Asset Value.
(b) GBDC shall deliver to GCIC a calculation of the net asset value per share of GBDC Common Stock as of the Determination Date, calculated in good faith as of such date and based on the same assumptions and methodologies, and applying the same categories of adjustments to net asset value (except as may be mutually agreed by the parties), historically used by GBDC in preparing the calculation of the net asset value per share of GBDC Common Stock (the “Closing GBDC Net Asset Value”); provided that GBDC shall update the calculation of the Closing GBDC Net Asset Value in the event there is a material change to the Closing GBDC Net Asset Value prior to the Closing and as needed to ensure the Closing GBDC Net Asset Value is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time; provided further that the GBDC Board, including a majority of the Independent Directors of GBDC, shall be required to approve, and GC Advisors shall certify in writing to GCIC, the calculation of the Closing GBDC Net Asset Value.
(c) In connection with preparing the calculations provided pursuant to this Section 2.6, each of GCIC and GBDC will use the portfolio valuation methods approved by the GCIC Board or the GBDC Board, as applicable, for valuing the securities and other assets of GCIC or GBDC, as applicable, as of September 30, 2018.

(d) GC Advisors agrees to give each of GBDC and GCIC and its respective Representatives, upon reasonable request, reasonable access to the individuals who have prepared each calculation provided pursuant to this Section 2.6 and to the information, books, records, work papers and back-up materials used or useful in preparing each such calculation, including without limitation any reports prepared by valuation agents, in order to assist such party with its review of such calculation so long as such individual remains employed by GC Advisors or its Affiliates.
2.7 Termination of Exchange Fund.   Any portion of the Exchange Fund that remains undistributed to stockholders of GCIC as of the first anniversary of the Effective Time may be paid to GBDC, upon GBDC’s written demand to the Paying and Exchange Agent. In such event, any former stockholders of GCIC who have not theretofore complied with any applicable requirements to receive cash in lieu of fractional shares of GBDC Common Stock shall thereafter look only to GBDC with respect to such cash in lieu of fractional shares, without any interest thereon. Notwithstanding the foregoing, none of GBDC, GCIC, the Surviving Company, Merger Sub, the Paying and Exchange Agent or any other Person shall be liable to any former holder of shares of GCIC Common Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar Laws.
2.8 Withholding Rights.   GBDC or the Paying and Exchange Agent, as applicable, shall be entitled to deduct and withhold from amounts payable pursuant to this Agreement to any holder of GCIC Common Stock such amounts as it determines in good faith are required to be deducted and withheld with respect to the making of such payment under the Code, or under any provision of state, local or foreign Tax Law. To the extent that amounts are so withheld and paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the recipient.
Article III

REPRESENTATIONS AND WARRANTIES OF GCIC
Except with respect to matters that have been Previously Disclosed, GCIC hereby represents and warrants to GBDC that:
3.1 Corporate Organization.
(a) GCIC is a corporation duly incorporated and validly existing under the Laws of the State of Maryland and in good standing with the SDAT. GCIC has the requisite corporate power to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GCIC. GCIC has duly elected to be regulated as a BDC, and such election has not been revoked or withdrawn and is in full force and effect.
(b) True, complete and correct copies of the charter of GCIC (the “GCIC Charter”) and the Amended and Restated Bylaws of GCIC (the “GCIC Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by GCIC.
(c) Each Consolidated Subsidiary of GCIC (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of organization, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GCIC.

3.2 Capitalization.
(a) The authorized capital stock of GCIC consists of  (i) 100,000,000 shares of GCIC Common Stock, of which 67,103,001.653 were outstanding as of the close of business on November 27, 2018 (the “GCIC Capitalization Date”) and (ii) 1,000,000 shares of preferred stock, par value $0.001 per share, none of which were outstanding as of the close of business on the GCIC Capitalization Date. All of the issued and outstanding shares of GCIC Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to GCIC attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which stockholders of GCIC may vote (“Voting Debt”) is issued or outstanding. As of the GCIC Capitalization Date, except pursuant to GCIC’s distribution reinvestment plan and pursuant to the GCIC Subscription Agreements, GCIC does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character (“Rights”) calling for the purchase or issuance of, or the payment of any amount based on, any shares of GCIC Common Stock, Voting Debt or any other equity securities of GCIC or any securities representing the right to purchase or otherwise receive any shares of GCIC Common Stock, Voting Debt or other equity securities of GCIC. There are no obligations of GCIC or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of GCIC, Voting Debt or any equity security of GCIC or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, Voting Debt or any other equity security of GCIC or its Consolidated Subsidiaries or (ii) pursuant to which GCIC or any of its Consolidated Subsidiaries is or could be required to register shares of GCIC’s capital stock or other securities under the Securities Act. All of the GCIC Common Stock sold has been sold pursuant to private placements exempt from the registration requirements of the Securities Act and in accordance with the Investment Company Act and, if applicable, state “blue sky” Laws.
(b) All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of GCIC are owned by GCIC, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of GCIC has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.
(c) With respect to GCIC SLF:
(i) to GCIC’s knowledge, GCIC SLF is a limited liability company duly organized and validly existing under the Laws of the State of Delaware;
(ii) all of the issued and outstanding equity ownership interests of GCIC SLF owned by GCIC are owned free and clear of any Liens;
(iii) GCIC is in compliance with all applicable Laws with respect to its ownership interest in GCIC SLF, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GCIC; and
(iv) there are no material Proceedings pending or, to GCIC’s knowledge, threatened against GCIC with respect to its ownership interest in GCIC SLF.
3.3 Authority; No Violation.
(a) GCIC has all requisite corporate power to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the GCIC Board, including, after separate meetings and discussion, all of the Independent Directors of GCIC. The GCIC Board, including, after separate meetings and discussion, all of the Independent Directors of GCIC, has unanimously determined that this Agreement and the terms of the Mergers and the related Transactions are advisable and in the best interests of GCIC, determined that the interests of GCIC’s existing stockholders will not be diluted as a result of the Transactions, has approved the GCIC Matters and has directed that the GCIC Matters be submitted to GCIC’s stockholders for approval at a duly held meeting of such stockholders (the “GCIC Stockholders Meeting”) and has adopted resolutions to the foregoing effect. Except for receipt of the affirmative vote of a majority of the votes entitled to be cast on the matter by the holders of outstanding shares of GCIC Common Stock to approve the GCIC Matters at a duly held meeting of GCIC stockholders (the “GCIC Requisite Vote”), the Merger and the other Transactions have been authorized by all necessary corporate action. This Agreement has been duly and validly executed and delivered by GCIC and (assuming due authorization, execution and delivery by GBDC and Merger Sub) constitutes the valid and binding obligation of GCIC, enforceable against GCIC in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar Laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Bankruptcy and Equity Exception”)).
(b) Neither the execution and delivery of this Agreement by GCIC, nor the consummation by GCIC of the Transactions, nor performance of this Agreement by GCIC, will (i) violate any provision of the GCIC Charter or the GCIC Bylaws, or (ii) assuming that the consents, approvals and filings referred to in Section 3.3(a) and Section 3.4 are duly obtained and/or made, (A) violate any Law or Order applicable to GCIC or any of its Consolidated Subsidiaries or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of GCIC or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which GCIC or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to be material to GCIC and its Consolidated Subsidiaries, taken as a whole. Section 3.3(b) of the GCIC Disclosure Schedule sets forth, to GCIC’s knowledge, any material consent fees payable to a third party in connection with the Merger.
3.4 Governmental Consents.   No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by GCIC of the Merger and the other Transactions, except for (i) the filing with the SEC of a joint proxy statement/prospectus in definitive form relating to the GCIC Stockholders Meeting and the GBDC Stockholders Meeting to be held in connection with this Agreement and the Transactions (the “Joint Proxy Statement/Prospectus”) and of a registration statement on Form N-14 or such other appropriate SEC form (the “Registration Statement”) in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC, (ii) the filing of the Articles of Merger with and the acceptance for record of the Articles of Merger by the SDAT in respect of the Mergers, (iii) the filing of the Certificate of Merger with and the acceptance for the record of the Certificate of Merger by the Secretary of State of the State of Delaware the (“DE SOS”) in respect of the Second Merger, (iv) any notices or filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (v) such filings and approvals, if any, as are required to be made or obtained under the securities or “blue sky” Laws of various states in connection with the issuance of the shares of GBDC Common Stock pursuant to this Agreement and approval of listing of such GBDC Common Stock on the Nasdaq, (vi) the reporting of this Agreement on a Current Report on Form 8-K and (vii) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on GCIC.

3.5 Reports.
(a) GCIC has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since October 1, 2015 (the “Applicable Date”) with the SEC (such filings since the Applicable Date, the “GCIC SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to be material to GCIC and its Consolidated Subsidiaries taken as a whole. No GCIC SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To GCIC’s knowledge, all GCIC SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of GCIC is required to make any filing with the SEC.
(b) Neither GCIC nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to GCIC’s knowledge that, upon consummation of the Merger, would restrict in any material respect the conduct of the business of GBDC or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has GCIC or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of GCIC, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.
(c) GCIC has made available to GBDC all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of GCIC (i) there are no unresolved comments from the SEC with respect to the GCIC SEC Reports or any SEC examination of GCIC and (ii) none of the GCIC SEC Reports is subject to any ongoing review by the SEC.
3.6 GCIC Financial Statements.
(a) The financial statements, including the related consolidated schedules of investments, of GCIC and its Consolidated Subsidiaries included (or incorporated by reference) in the GCIC SEC Reports (including the related notes, where applicable) (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of GCIC and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to GCIC’s knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. Ernst & Young LLP (“EY”) has not resigned, threatened resignation or been dismissed as GCIC’s independent public accountant as a result of or in connection with any disagreements with GCIC on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
(b) Except for (A) liabilities reflected or reserved against on the consolidated audited balance sheet of GCIC as of September 30, 2018 included in the audited financial statements set forth in GCIC’s annual report on Form 10-K for the year ended September 30, 2018 (the “GCIC Balance Sheet”), (B) liabilities incurred in the ordinary course of business since September 30, 2018, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the GCIC SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GCIC, neither GCIC nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the GCIC Balance Sheet in accordance with GAAP.

(c) Neither GCIC nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act) where the result or purpose of such contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, GCIC and its Consolidated Subsidiaries in the GCIC SEC Reports.
(d) Since the Applicable Date, (i) neither GCIC nor any of its Consolidated Subsidiaries nor, to the knowledge of GCIC, any director, officer, auditor, accountant or representative of GCIC or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of GCIC or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that GCIC or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing GCIC or any of its Consolidated Subsidiaries, whether or not employed by GCIC or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of duty or similar violation by GCIC or any of its directors, officers or agents to the GCIC Board or any committee thereof or to any director or officer of GCIC.
(e) Neither GCIC nor any of its Consolidated Subsidiaries is a party to any off-balance sheet arrangement with respect to GCIC (as defined in Item 303(a)(4) of Regulation S-K promulgated under the Exchange Act).
(f) To GCIC’s knowledge, since the Applicable Date, EY, which has expressed its opinion with respect to the financial statements of GCIC and its Consolidated Subsidiaries included in the GCIC SEC Reports (including the related notes), has been (i) “independent” with respect to GCIC and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.
(g) The principal executive officer and principal financial officer of GCIC have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the SEC (collectively, the “Sarbanes-Oxley Act”), and the statements contained in any such certifications are complete and correct, and GCIC is otherwise in compliance with all applicable effective provisions of the Sarbanes-Oxley Act.
(h) GCIC has in all material respects:
(i) designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by GCIC in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to GCIC’s management as appropriate to allow timely decisions regarding required disclosure and to allow GCIC’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;
(ii) designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) GCIC’s management, with the participation of GCIC’s principal executive and financial officers, has completed an assessment of the effectiveness of GCIC’s internal controls over financial reporting for the fiscal year ended September 30, 2018 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that GCIC maintained, in all material respects, effective internal control over financial reporting as of September 30, 2018, using the framework specified in GCIC’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018;
(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the GCIC Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of GCIC’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for GCIC’s auditors any material weaknesses in internal controls; and
(iv) provided to GBDC true, complete and correct copies of any of the foregoing disclosures to its auditors or the audit committee of the GCIC Board that have been made in writing from the Applicable Date through the date hereof, and will promptly provide to GBDC true, complete and correct copies of any such disclosures that are made after the date hereof.
(i) The fair market value of GCIC’s investments as of September 30, 2018 (i) was determined in accordance with Accounting Standards Codification, “Fair Value Measurements and Disclosures (Topic 820)”, issued by the Financial Accounting Standards Board (“ASC Topic 820”) and (ii) reflects a reasonable estimate of the fair value of such investments as determined in good faith, after due inquiry, by the GCIC Board.
(j) To GCIC’s knowledge, there is no fraud or suspected fraud affecting GCIC involving management of GCIC or employees of Golub Capital LLC who have significant roles in GCIC’s internal control over financial reporting, when such fraud could have a material effect on GCIC’s consolidated financial statements.
3.7 Broker’s Fees.   Neither GCIC nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions, other than to UBS Securities LLC pursuant to a letter agreement, a true, complete and correct copy of which has been previously delivered to GBDC.
3.8 Absence of Changes or Events.   Since September 30, 2018, (i) except as set forth in Section 3.8 of the GCIC Disclosure Schedules, (ii) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the business of GCIC and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (iii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GCIC and (iv) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of GBDC under Section 6.1 or 6.2.
3.9 Compliance with Applicable Law; Permits.
(a) GCIC and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GCIC. GCIC has not received any written or, to GCIC’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to GCIC and its Consolidated Subsidiaries, taken as a whole. GCIC is, and was, fully qualified to sell shares of GCIC Common Stock in each jurisdiction in which such shares were registered and sold, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GCIC.

(b) GCIC is in compliance, and since it commenced operations, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GCIC.
(c) GCIC has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for GCIC, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the GCIC Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to GCIC and its Consolidated Subsidiaries, taken as a whole.
(d) GCIC and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit GCIC and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to GCIC and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to GCIC and its Consolidated Subsidiaries, taken as a whole. GCIC has not received any written or, to GCIC’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to GCIC and its Consolidated Subsidiaries, taken as a whole.
(e) No “affiliated person” (as defined under the Investment Company Act) of GCIC has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of GCIC, threatened that would result in any such disqualification.
(f) The minute books and other similar records of GCIC contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of GCIC, the GCIC Board and any committees of the GCIC Board.
3.10 GCIC Information.   None of the information supplied or to be supplied by GCIC for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of GCIC or stockholders of GBDC or at the time of the GCIC Stockholders Meeting or the GBDC Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by GCIC with respect to information supplied by GBDC, Merger Sub or GC Advisors for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.
3.11 Taxes and Tax Returns.
(a) GCIC and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of GCIC or any Consolidated Subsidiary has been examined by the Internal Revenue Service (the “IRS”) or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon GCIC or any of its Consolidated Subsidiaries for which GCIC does not have reserves that are adequate under GAAP. Neither GCIC nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among GCIC and its Consolidated Subsidiaries). Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither GCIC nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply. Neither GCIC nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by GCIC or any of its Consolidated Subsidiaries. Neither GCIC nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If GCIC or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.
(b) GCIC made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a “regulated investment company” (a “RIC”). GCIC has qualified as a RIC at all times since the beginning of its taxable year ending September 30, 2015 and expects to continue to so qualify through the Effective Time. No challenge to GCIC’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of GCIC ending on or before the Effective Time, GCIC has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code (assuming for these purposes that any Tax Dividend declared by GCIC after the date of this Agreement has been timely paid).
(c) Prior to the Effective Time, GCIC shall have declared and paid a Tax Dividend with respect to all taxable years ended prior to the Effective Time. Prior to the Determination Date, GCIC shall have declared a Tax Dividend with respect to the final taxable year ending with its complete liquidation.
(d) GCIC and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.
(e) GCIC is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.
(f) GCIC has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.
(g) Section 3.11(g) of the GCIC Disclosure Schedule lists each asset the disposition of which would be subject to rules similar to Section 1374 of the Code as prescribed in IRS Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-7 and the amount of  “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than such assets listed in Section 3.11(g) of the GCIC Disclosure Schedule, GCIC is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.

(h) No claim has been made in writing by a taxing authority in a jurisdiction where GCIC or any of its Consolidated Subsidiaries does not file Tax Returns that GCIC or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.
(i) Neither GCIC nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.
(j) Neither GCIC nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.
(k) Neither GCIC nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than GCIC and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.
(l) Neither GCIC nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is GCIC or any of its Consolidated Subsidiaries).
(m) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of GCIC or any of its Consolidated Subsidiaries.
3.12 Litigation.   There are no material Proceedings pending or, to GCIC’s knowledge, threatened against GCIC or any of its Consolidated Subsidiaries. There is no Order binding upon GCIC or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to GCIC and its Consolidated Subsidiaries, taken as a whole.
3.13 Employee Matters.   Neither GCIC nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any “employee benefit plans” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or any employment, bonus, incentive, vacation, stock option or other equity based, severance, termination, retention, change of control, profit sharing, fringe benefit, health, medical or other similar plan, program or agreement (collectively, “Employee Benefit Plans”).
3.14 Certain Contracts.
(a) GCIC has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to GBDC of, all Contracts (collectively, the “GCIC Material Contracts”) to which, as of the date hereof, GCIC or any of its Consolidated Subsidiaries is a party, or by which GCIC or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of GCIC, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:
(i) any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K or that is material to GCIC or its financial condition or results of operations;
(ii) any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of GCIC or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of  $500,000 is outstanding or may be incurred, or any guarantee by GCIC or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of  $500,000;
(iii) any Contract that creates future payment obligations in excess of  $250,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 90 days or less, or any Contract that creates or would create a Lien on any asset of GCIC or its Consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to be material to GCIC and its Consolidated Subsidiaries, taken as a whole);

(iv) except with respect to investments set forth in the GCIC SEC Reports, any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to GCIC and its Consolidated Subsidiaries, taken as a whole;
(v) any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of GCIC and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that GCIC and its Consolidated Subsidiaries conducts or may conduct;
(vi) any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of  $250,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after the Applicable Date other than Contracts entered into in the ordinary course of business with respect to investments set forth in the GCIC SEC Reports;
(vii) any Contract that obligates GCIC or any of its Consolidated Subsidiaries to conduct any business that is material to GCIC and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party, or upon consummation of the Merger, will obligate GBDC, the Surviving Company or any of their Consolidated Subsidiaries to conduct business with any third-party on an exclusive basis; or
(viii) any Contract with a Governmental Entity.
(b) Each GCIC Material Contract is (x) valid and binding on GCIC or its applicable Consolidated Subsidiary and, to GCIC’s knowledge, each other party thereto, (y) enforceable in accordance with its terms (subject to the Bankruptcy and Equity Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to GCIC and its Consolidated Subsidiaries, taken as a whole. The GCIC Advisory Agreement has been approved by the GCIC Board and stockholders of GCIC in accordance with Section 15 of the Investment Company Act. Neither GCIC nor any of its Consolidated Subsidiaries nor, to GCIC’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any GCIC Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GCIC. No GCIC Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to GCIC and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to GCIC or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any GCIC Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to GCIC and its Consolidated Subsidiaries, taken as a whole.
3.15 Insurance Coverage.   All material insurance policies maintained by GCIC or any of its Consolidated Subsidiaries and that name GCIC or any of its Consolidated Subsidiaries as an insured (each, a “GCIC Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each GCIC Insurance Policy have been paid. Neither GCIC nor any of its Consolidated Subsidiaries has received written notice of cancellation of any GCIC Insurance Policy.
3.16 Intellectual Property.   GCIC and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all patents, patent applications, patent rights, trademarks, trademark applications, trademark rights, trade names, trade name rights, service marks, service mark applications, service mark rights, copyrights, computer programs and other proprietary intellectual property rights (collectively, “Intellectual Property Rights”) that are material to the conduct of the business of GCIC and its Consolidated Subsidiaries taken as a whole (hereinafter, “GCIC Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GCIC. No claims are pending for which GCIC has received written notice or, to the knowledge of GCIC, threatened (i) that GCIC or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any GCIC Intellectual Property Right is invalid or unenforceable. To the knowledge of GCIC, no Person is infringing, misappropriating or using without authorization the rights of GCIC or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to be material to GCIC and its Consolidated Subsidiaries, taken as a whole.
3.17 Environmental Matters.   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GCIC:
(a) there are no Proceedings of any kind, pending or, to the knowledge of GCIC, threatened, against GCIC or any of its Consolidated Subsidiaries, arising under any Environmental Law;
(b) there are no Orders by or with any Governmental Entity, imposing any liability or obligation on GCIC or any of its Consolidated Subsidiaries under or in respect of any Environmental Law
(c) there are and have been no Hazardous Substances or other conditions related thereto at any property owned or premises leased by GCIC or any of its Consolidated Subsidiaries during the period of GCIC’s or its Consolidated Subsidiary’s ownership or lease; and
(d) none of GCIC nor any of its Consolidated Subsidiaries have entered into any Contract to provide indemnification to any third party pursuant to Environmental Laws in relation to any property previously owned by GCIC or any of its Consolidated Subsidiaries.
3.18 Real Property.   Neither GCIC nor any of its Consolidated Subsidiaries owns or leases any real property.
3.19 Investment Assets.   Each of GCIC and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of GCIC or its Consolidated Subsidiaries set forth in Section 3.19 of the GCIC Disclosure Schedule and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. As of the date of this Agreement, the value of investments owned by GCIC that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act is greater than 70% of the value of GCIC’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act).
3.20 State Takeover Laws.   No restrictions on “business combinations” set forth in any “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” Law (any such laws, “Takeover Statutes”) are applicable to this Agreement, the Mergers or the other Transactions.
3.21 Appraisal Rights.   In accordance with Section 3-202(c) of the MGCL and pursuant to the GCIC Charter, no appraisal rights shall be available to holders of GCIC Common Stock in connection with the Transactions.
3.22 Valuation.   Except as may be mutually agreed by the parties, the value of each investment asset owned by GCIC that is used in connection with the computations made by GCIC pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures approved by the GCIC Board as of September 30, 2018 and set forth in GCIC’s compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement, and the value of all assets owned by GCIC other than investment assets that are used in connection with the computations made by GCIC pursuant to Section 2.6 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the GCIC Board as of September 30, 2018. Except as may be mutually agreed by the parties, the fair value of any portfolio securities for which fair value determinations were made by the GCIC Board for purposes of such computations were or will be determined by the GCIC Board in good faith in accordance with the valuation methods set forth in GCIC’s valuation policies and procedures adopted by the GCIC Board as of September 30, 2018.
Article IV

REPRESENTATIONS AND WARRANTIES OF GBDC
Except with respect to matters that have been Previously Disclosed, GBDC hereby represents and warrants to GCIC that:
4.1 Corporate Organization.
(a) GBDC is a corporation duly incorporated and validly existing under the Laws of the State of Delaware and in good standing with the DE SOS and Merger Sub is a corporation duly incorporated and validly existing under the Laws of the State of Delaware and in good standing with the SDAT. Each of GBDC and Merger Sub has the requisite corporate power to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GBDC. GBDC has duly elected to be regulated as a BDC and such election has not been revoked or withdrawn and is in full force and effect.
(b) True, complete and correct copies of the form of Certificate of Incorporation of GBDC (the “GBDC Charter”) and the form of Bylaws of GBDC (the “GBDC Bylaws”), as in effect as of the date of this Agreement, have previously been publicly filed by GBDC.
(c) Each Consolidated Subsidiary of GBDC (i) is duly incorporated or duly formed, as applicable to each such Consolidated Subsidiary, and validly existing and in good standing under the Laws of its jurisdiction of organization, (ii) has the requisite corporate (or similar) power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business as a foreign corporation or other business entity in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, other than in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GBDC.
4.2 Capitalization.
(a) The authorized capital stock of GBDC consists of  (i) 100,000,000 shares of GBDC Common Stock, of which 60,165,454 were outstanding as of the close of business on November 27, 2018 (the “GBDC Capitalization Date”) and (ii) 1,000,000 shares of preferred stock, par value $0.001 per share, none of which were outstanding as of the close of business on the GBDC Capitalization Date. All of the issued and outstanding shares of GBDC Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to GBDC attaching to the ownership thereof. All of the shares of GBDC Common Stock constituting the Merger Consideration will be, when issued pursuant to the terms of the Merger, duly authorized and validly issued and fully paid, nonassessable and free of preemptive rights, with no personal liability with respect to GBDC attaching to the ownership thereof. As of the date of this Agreement, no Indebtedness having the right to vote on any matters on which stockholders of GBDC may vote (“GBDC Voting Debt”) is issued or outstanding. As of the GBDC Capitalization Date, except pursuant to GBDC’s distribution reinvestment plan, GBDC does not have and is not bound by any Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of GBDC Common Stock, GBDC Voting Debt or any other equity securities of GBDC or any securities representing the right to purchase or otherwise receive any shares of GBDC Common Stock, GBDC Voting Debt or other equity securities of GBDC. There are no obligations of GBDC or any of its Consolidated Subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of capital stock of GBDC, GBDC Voting Debt or any equity security of GBDC or its Consolidated Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock, GBDC Voting Debt or any other equity security of GBDC or its Consolidated Subsidiaries or (ii) pursuant to which GBDC or any of its Consolidated Subsidiaries is or could be required to register shares of GBDC capital stock or other securities under the Securities Act. All of GBDC Common Stock sold has been sold pursuant to an effective registration statement filed under the Securities Act or an appropriate exemption therefrom and in accordance with the Investment Company Act and, if applicable, state “blue sky” Laws.
(b) All of the issued and outstanding shares of capital stock or other equity ownership interests of each Consolidated Subsidiary of GBDC are owned by GBDC, directly or indirectly, free and clear of any Liens, and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable (in respect of corporate entities) and free of preemptive rights. No Consolidated Subsidiary of GBDC has or is bound by any outstanding Rights calling for the purchase or issuance of, or the payment of any amount based on, any shares of capital stock or any other equity security of such Consolidated Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Consolidated Subsidiary.
(c) With respect to GBDC SLF:
(i) to GBDC’s knowledge, GBDC SLF is a limited liability company duly organized and validly existing under the Laws of the State of Delaware;
(ii) all of the issued and outstanding equity ownership interests of GBDC SLF owned by GBDC are owned free and clear of any Liens;
(iii) GBDC is in compliance with all applicable Laws with respect to its ownership interest in GBDC SLF, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GBDC; and
(iv) there are no material Proceedings pending or, to GBDC’s knowledge, threatened against GBDC with respect to its ownership interest in GBDC SLF.
4.3 Authority; No Violation.
(a) Each of GBDC and Merger Sub has all requisite corporate power to execute and deliver this Agreement and to consummate the Transactions. The execution and delivery of this Agreement and the consummation of the Transactions have been duly and validly approved by the GBDC Board, including, after separate meetings and discussion, all of the Independent Directors of GBDC, and the board of directors of Merger Sub. The GBDC Board, including, after separate meetings and discussion, all of the Independent Directors of GBDC, has unanimously determined that this Agreement and the terms of the Mergers and the related Transactions are advisable and in the best interests of GBDC, determined that the interests of GBDC’s existing stockholders will not be diluted as a result of the Transactions, has approved the GBDC Matters and has directed that the GBDC Matters be submitted to GBDC’s stockholders for approval at a duly held meeting of such stockholders (the “GBDC Stockholders Meeting”) and has adopted resolutions to the foregoing effect. Except for receipt of  (i) the affirmative vote of a majority of the votes cast by the holders of shares of GBDC Common Stock at a meeting of the GBDC stockholders to approve the issuance of the GBDC Common Stock comprising the Merger Consideration and (ii) the affirmative vote of the lesser of  (A) 67% of the GBDC Common Stock present at a meeting of the stockholders of GBDC if the holders of more than 50% of the outstanding shares of GBDC Common Stock are present or represented by proxy or (B) more than 50% of the outstanding shares of GBDC Common Stock to approve the New Investment Advisory Agreement, the Merger and the other Transactions have been authorized by all necessary corporate action. This Agreement has been duly and validly executed and delivered by GBDC and Merger Sub and (assuming due authorization, execution and delivery by GCIC) constitutes the valid and binding obligation of each of GBDC and Merger Sub, enforceable against each of GBDC and Merger Sub in accordance with its terms (except as may be limited by the Bankruptcy and Equity Exception).

(b) Neither the execution and delivery of this Agreement by GBDC or Merger Sub, nor the consummation by GBDC or Merger Sub of the Transactions, nor performance of this Agreement by GBDC or Merger Sub, will (i) violate any provision of the GBDC Charter, GBDC Bylaws or the bylaws or charter of Merger Sub or (ii) assuming that the consents, approvals and filings referred to in Section 4.3(a) and Section 4.4 are duly obtained and/or made, (A) violate any Law or Order applicable to GBDC or any of its Consolidated Subsidiaries or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of GBDC or any of its Consolidated Subsidiaries under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which GBDC or any of its Consolidated Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to be material to GBDC and its Consolidated Subsidiaries, taken as a whole. Section 4.3(b) of the GBDC Disclosure Schedule sets forth, to GBDC’s knowledge, any material consent fees payable to a third party in connection with the Merger.
4.4 Governmental Consents.   No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the consummation by GBDC or Merger Sub of the Merger and the other Transactions, except for (i) the filing with the SEC of the Joint Proxy Statement/Prospectus and the Registration Statement in which the Joint Proxy Statement/Prospectus will be included as a prospectus, and declaration of effectiveness of the Registration Statement by the SEC, (ii) the filing of the Articles of Merger with and the acceptance for record of the Articles of Merger by the SDAT in respect of the Mergers, (iii) the filing of the Certificate of Merger with, and the acceptance for record of the Certificate of Merger by, the DE SOS in respect of the Second Merger (iv) any notices or filings under the HSR Act, (v) such filings and approvals, if any, as are required to be made or obtained under the securities or “blue sky” Laws of various states in connection with the issuance of the shares of GBDC Common Stock pursuant to this Agreement and approval of listing of such GBDC Common Stock on the Nasdaq, (vi) the reporting of this Agreement on a Current Report on Form 8-K and (vii) any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on GBDC.
4.5 Reports.
(a) GBDC has timely filed or furnished all forms, statements, certifications, reports and documents that it was required to file since the Applicable Date with the SEC (such filings since the Applicable Date, the “GBDC SEC Reports”), except as would not, individually or in the aggregate, reasonably be expected to be material to GBDC and its Consolidated Subsidiaries taken as a whole. To GBDC’s knowledge, no GBDC SEC Report, at the time filed or furnished with the SEC, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading. To GBDC’s knowledge, all GBDC SEC Reports, as of their respective dates, complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. None of the Consolidated Subsidiaries of GBDC is required to make any filing with the SEC.
(b) Neither GBDC nor any of its Consolidated Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any Contract, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, any Governmental Entity that currently restricts in any material respect the conduct of its business (or to GBDC’s knowledge that, upon consummation of the Merger, would restrict in any material respect the conduct of the business of GBDC or any of its Consolidated Subsidiaries), or that in any material manner relates to its capital adequacy, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its business, other than those of general application that apply to similarly situated BDCs or their Consolidated Subsidiaries, nor has GBDC or any of its Consolidated Subsidiaries been advised in writing or, to the knowledge of GBDC, verbally, by any Governmental Entity that it is considering issuing, initiating, ordering, or requesting any of the foregoing.
(c) GBDC has made available to GCIC all material correspondence with the SEC since the Applicable Date and, as of the date of this Agreement, to the knowledge of GBDC, (i) there are no unresolved comments from the SEC with respect to the GBDC SEC Reports or any SEC examination of GBDC and (ii) none of the GBDC SEC Reports is subject to any ongoing review by the SEC.
4.6 GBDC Financial Statements.
(a) The financial statements, including the related consolidated schedules of investments, of GBDC and its Consolidated Subsidiaries included (or incorporated by reference) in the GBDC SEC Reports (including the related notes, where applicable): (i) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of GBDC and its Consolidated Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (except that unaudited statements may not contain notes and are subject to recurring year-end audit adjustments normal in nature and amount), (ii) to GBDC’s knowledge, have complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iii) have been prepared in all material respects in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. EY has not resigned, threatened resignation or been dismissed as GBDC’s independent public accountant as a result of or in connection with any disagreements with GBDC on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
(b) Except for (A) liabilities reflected or reserved against on the consolidated audited balance sheet of GBDC as of September 30, 2018 included in the audited financial statements set forth in GBDC’s annual report on Form 10-K for the year ended September 30, 2018 (the “GBDC Balance Sheet”), (B) liabilities incurred in the ordinary course of business since September 30, 2018, (C) liabilities incurred in connection with this Agreement and the Transactions, (D) liabilities otherwise disclosed in the GBDC SEC Reports and (E) liabilities that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GBDC, neither GBDC nor any of its Consolidated Subsidiaries has any liabilities that would be required to be reflected or reserved against in the GBDC Balance Sheet in accordance with GAAP.
(c) Neither GBDC nor any of its Consolidated Subsidiaries is a party to or has any commitment to become a party to any off-balance sheet joint venture, partnership or similar contract with any unconsolidated Affiliate or “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated under the Exchange Act) where the result or purpose of such contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of GBDC and its Consolidated Subsidiaries in the GBDC SEC Reports.
(d) Since the Applicable Date, (i) neither GBDC nor any of its Consolidated Subsidiaries nor, to the knowledge of GBDC, any director, officer, auditor, accountant or representative of GBDC or any of its Consolidated Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of GBDC or any of its Consolidated Subsidiaries or their respective internal accounting controls, including any complaint, allegation, assertion or claim that GBDC or any of its Consolidated Subsidiaries has engaged in questionable or illegal accounting or auditing practices or maintains inadequate internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act), and (ii) no attorney representing GBDC or any of its Consolidated Subsidiaries, whether or not employed by GBDC or any of its Consolidated Subsidiaries, has reported evidence of a material violation of securities laws, breach of duty or similar violation by GBDC or any of its officers, directors or agents to the GBDC Board or any committee thereof or to any director or officer of GBDC.

(e) Neither GBDC nor any of its Consolidated Subsidiaries is a party to any off-balance sheet arrangement with respect to GBDC (as defined in Item 303(a)(4) of Regulation S-K promulgated under the Exchange Act).
(f) To GBDC’s knowledge, since the Applicable Date, EY, which has expressed its opinion with respect to the financial statements of GBDC and its Consolidated Subsidiaries included in the GBDC SEC Reports (including the related notes), has been (i) “independent” with respect to GBDC and its Consolidated Subsidiaries within the meaning of Regulation S-X, and (ii) in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and the related rules of the SEC and the Public Company Accounting Oversight Board.
(g) The principal executive officer and principal financial officer of GBDC have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act, and the statements contained in any such certifications are complete and correct, and GBDC is otherwise in compliance with all applicable effective provisions of the Sarbanes-Oxley Act.
(h) GBDC has in all material respects:
(i) designed and maintained a system of disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) promulgated under the Exchange Act) to ensure that all information (both financial and non-financial) required to be disclosed by GBDC in the reports that it files or submits to the SEC under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that such information is accumulated and communicated to GBDC’s management as appropriate to allow timely decisions regarding required disclosure and to allow GBDC’s principal executive officer and principal financial officer to make the certifications required under the Exchange Act with respect to such reports;
(ii) designed and maintained a system of internal controls over financial reporting sufficient to provide reasonable assurance concerning the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management’s general or specific authorization, (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) GBDC’s management, with the participation of GBDC’s principal executive and financial officers, has completed an assessment of the effectiveness of GBDC’s internal controls over financial reporting for the fiscal year ended September 30, 2018 in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act, and such assessment concluded that GBDC maintained, in all material respects, effective internal control over financial reporting as of September 30, 2018, using the framework specified in GBDC’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018;
(iii) (A) disclosed, based on its most recent evaluation, to its auditors and the audit committee of the GBDC Board (1) any significant deficiencies or material weaknesses (as defined in the relevant Statement of Auditing Standards) in the design or operation of GBDC’s internal controls over financial reporting that are reasonably likely to adversely affect its ability to record, process, summarize and report financial data and (2) any fraud, whether or not material, that involves management or other individuals who have a significant role in its internal controls over financial reporting and (B) identified for GBDC’s auditors any material weaknesses in internal controls; and
(iv) provided to GCIC true, complete and correct copies of any of the foregoing disclosures to its auditors or the audit committee of the GBDC Board that have been made in writing from the Applicable Date through the date hereof, and will promptly provide to GCIC true, complete and correct copies of any such disclosures that are made after the date hereof.

(i) The fair market value of GBDC’s investments as of September 30, 2018 (i) will be determined in accordance with ASC Topic 820 and (ii) will reflect a reasonable estimate of the fair value of such investments as determined in good faith, after due inquiry, by the GBDC Board.
(j) To GBDC’s knowledge, there is no fraud or suspected fraud affecting GBDC involving management of GBDC or employees of Golub Capital LLC who have significant roles in GBDC’s internal control over financial reporting, when such fraud could have a material effect on GBDC’s consolidated financial statements.
4.7 Broker’s Fees.   Neither GBDC nor any of its Consolidated Subsidiaries nor any of their respective directors, officers or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Mergers or the other Transactions, other than to Keefe, Bruyette & Woods, Inc. pursuant to a letter agreement, a true, complete and correct copy of which has been previously delivered to GCIC.
4.8 Absence of Changes or Events.   Since September 30, 2018, (i) except as expressly permitted or required by or in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the business of GBDC and its Consolidated Subsidiaries has been conducted in the ordinary course of business, (ii) there has not been any Effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GBDC and (iii) there has not been any material action that, if it had been taken after the date hereof, would have required the consent of GCIC under Section 6.1 or 6.3.
4.9 Compliance with Applicable Law; Permits.
(a) GBDC and each of its Consolidated Subsidiaries is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GBDC. GBDC has not received any written or, to GBDC’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to GBDC and its Consolidated Subsidiaries, taken as a whole. GBDC has operated in compliance with all listing standards of the Nasdaq since GBDC Common Stock began trading on the Nasdaq on April 15, 2010 other than as would not, individually or in the aggregate, reasonably be expected to be material to GBDC and its Consolidated Subsidiaries, taken as a whole. GBDC is not subject to any “stop order” and is, and was, fully qualified to sell shares of GBDC Common Stock in each jurisdiction in which such shares were registered and sold, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GBDC.
(b) GBDC is in compliance, and since it commenced operations, has complied with its investment policies and restrictions and portfolio valuation methods, if any, as such policies and restrictions have been set forth in its registration statement (as amended from time to time) or reports that it has filed with the SEC under the Exchange Act and applicable Laws, if any, other than any non-compliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GBDC.
(c) GBDC has written policies and procedures adopted pursuant to Rule 38a-1 under the Investment Company Act that are reasonably designed to prevent material violations of the “Federal Securities Laws,” as such term is defined in Rule 38a-1(e)(1) under the Investment Company Act. There have been no “Material Compliance Matters” for GBDC, as such term is defined in Rule 38a-1(e)(2) under the Investment Company Act, other than those that have been reported to the GBDC Board and satisfactorily remedied or are in the process of being remedied or those that would not, individually or in the aggregate, reasonably be expected to be material to GBDC and its Consolidated Subsidiaries, taken as a whole.
(d) GBDC and each of its Consolidated Subsidiaries holds and is in compliance with all Permits required in order to permit GBDC and each of its Consolidated Subsidiaries to own or lease their properties and assets and to conduct their businesses under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to GBDC and its Consolidated Subsidiaries, taken as a whole. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to GBDC and its Consolidated Subsidiaries, taken as a whole. GBDC has not received any written or, to GBDC’s knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to GBDC and its Consolidated Subsidiaries, taken as a whole.
(e) No “affiliated person” (as defined under the Investment Company Act) of GBDC has been subject to disqualification to serve in any capacity contemplated by the Investment Company Act for any investment company (including a BDC) under Sections 9(a) and 9(b) of the Investment Company Act, unless, in each case, such Person has received exemptive relief from the SEC with respect to any such disqualification. There is no material Proceeding pending and served or, to the knowledge of GBDC, threatened that would result in any such disqualification.
(f) The minute books and other similar records of GBDC contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders of GBDC, the GBDC Board and any committees of the GBDC Board.
4.10 GBDC Information.   None of the information supplied or to be supplied by GBDC for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of GCIC or stockholders of GBDC or at the time of the GCIC Stockholders Meeting or the GBDC Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by GBDC with respect to information supplied by GCIC or GC Advisors for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.
4.11 Taxes and Tax Returns.
(a) GBDC and each of its Consolidated Subsidiaries has duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all material Taxes shown thereon as arising and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. No material Tax Return of GBDC or any Consolidated Subsidiary has been examined by the IRS or other relevant taxing authority. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon GBDC or any of its Consolidated Subsidiaries for which GBDC does not have reserves that are adequate under GAAP. Neither GBDC nor any of its Consolidated Subsidiaries is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among GBDC and its Consolidated Subsidiaries). Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither GBDC nor any of its Consolidated Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution of stock which qualified or was intended to qualify under Section 355(a) of the Code and to which Section 355 of the Code (or so much of Section 356 of the Code, as it relates to Section 355 of the Code) applied or was intended to apply. Neither GBDC nor any of its Consolidated Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by GBDC or any of its

Consolidated Subsidiaries. Neither GBDC nor any of its Consolidated Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4(b)(2). If GBDC or any of its Consolidated Subsidiaries has participated in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4(b), such entity has properly disclosed such transaction in accordance with the applicable Tax regulations.
(b) GBDC made a valid election under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code to be taxed as a RIC. GBDC has qualified as a RIC at all times since the beginning of its taxable year ending September 30, 2010 and expects to continue to so qualify through the Effective Time. No challenge to GBDC’s status as a RIC is pending or has been threatened orally or in writing. For each taxable year of the GBDC ending before the Effective Time, GBDC has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code.
(c) Merger Sub is a newly formed entity created for the purpose of undertaking the Merger. Prior to the Effective Time, Merger Sub will not have engaged in any other business activities and will have incurred no liabilities or obligations other than as contemplated by this Agreement.
(d) GBDC and its Consolidated Subsidiaries have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and have, within the time and in the manner prescribed by applicable Law, in all material respects, withheld from and paid over all amounts required to be so withheld and paid over under applicable Laws.
(e) GBDC is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.
(f) GBDC has no “earnings and profits” for U.S. federal income Tax purposes described in Section 852(a)(2)(B) of the Code.
(g) Section 4.11(g) of the GBDC Disclosure Schedule lists each asset the disposition of which would be subject to rules similar to Section 1374 of the Code as prescribed in IRS Notice 88-19, 1988-1 C.B. 486, or Treasury Regulation Section 1.337(d)-7 and the amount of  “net unrealized built-in gain” (within the meaning of Section 1374(d) of the Code) on each such asset. Other than such assets listed in Section 4.11(g) of the GBDC Disclosure Schedule, GBDC is not now and will not be subject to corporate-level income taxation on the sale, transfer or other disposition of its assets currently held as a result of the application of Section 337(d) of the Code or the Treasury Regulations promulgated thereunder.
(h) No claim has been made in writing by a taxing authority in a jurisdiction where GBDC or any of its Consolidated Subsidiaries does not file Tax Returns that GBDC or any such Consolidated Subsidiary is or may be subject to taxation by that jurisdiction, and which, if upheld, would reasonably result in a material Tax liability.
(i) Neither the GBDC nor any of its Consolidated Subsidiaries has, or has ever had, a permanent establishment in any country other than the United States.
(j) Neither GBDC nor any of its Consolidated Subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.
(k) Neither GBDC nor any of its Consolidated Subsidiaries has any liability for the Taxes of another Person other than GBDC and its Consolidated Subsidiaries under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee, successor or payable pursuant to a contractual obligation.
(l) Neither GBDC nor any of its Consolidated Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is GBDC or any of its Consolidated Subsidiaries).
(m) There are no material Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of GBDC or any of its Consolidated Subsidiaries.

4.12 Litigation.   There are no material Proceedings pending or, to GBDC’s knowledge, threatened against GBDC or any of its Consolidated Subsidiaries. There is no Order binding upon GBDC or any of its Consolidated Subsidiaries other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to GBDC and its Consolidated Subsidiaries, taken as a whole.
4.13 Employee Matters.   Neither GBDC nor any of its Consolidated Subsidiaries has (i) any employees or (ii) any Employee Benefit Plans.
4.14 Certain Contracts.
(a) GBDC has Previously Disclosed a complete and accurate list of, and true and complete copies have been delivered or made available (including via EDGAR) to GCIC of, all Contracts (collectively, the “GBDC Material Contracts”) to which, as of the date hereof, GBDC or any of its Consolidated Subsidiaries is a party, or by which GBDC or any of its Consolidated Subsidiaries may be bound, or, to the knowledge of GBDC, to which it or any of its Consolidated Subsidiaries or their respective assets or properties may be subject, with respect to:
(i) any Contract that is a “material contract” within the meaning of Item 601(b)(10) of the SEC’s Regulation S-K or that is material to GBDC or its financial condition or results of operations;
(ii) any loans or credit agreements, mortgages, indentures and other agreements and instruments pursuant to which any Indebtedness of GBDC or any of its Consolidated Subsidiaries in an aggregate principal amount in excess of  $500,000 is outstanding or may be incurred, or any guarantee by GBDC or any of its Consolidated Subsidiaries of any Indebtedness in an aggregate principal amount in excess of  $500,000;
(iii) any Contract that creates future payment obligations in excess of  $250,000 and that by its terms does not terminate, or is not terminable upon notice, without penalty within 90 days or less, or any Contract that creates or would create a Lien on any asset of GBDC or its Consolidated Subsidiaries (other than Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business or as would not, individually or in the aggregate, reasonably be expected to be material to GBDC and its Consolidated Subsidiaries, taken as a whole);
(iv) except with respect to investments set forth in the GBDC SEC Reports, any partnership, limited liability company, joint venture or other similar Contract that is not entered into in the ordinary course of business and is material to GBDC and its Consolidated Subsidiaries, taken as a whole;
(v) any non-competition or non-solicitation Contract or any other Contract that limits, purports to limit, or would reasonably be expected to limit in each case in any material respect the manner in which, or the localities in which, any material business of GBDC and its Consolidated Subsidiaries, taken as a whole, is or could be conducted or the types of business that GBDC and its Consolidated Subsidiaries conducts or may conduct;
(vi) any Contract relating to the acquisition or disposition of any business or operations (whether by merger, sale of stock, sale of assets or otherwise) involving value in excess of  $250,000 (individually or together with all related Contracts) as to which there are any ongoing obligations or that was entered into on or after the Applicable Date other than Contracts entered into in the ordinary course of business with respect to investments set forth in the GBDC SEC Reports;
(vii) any Contract that obligates GBDC or any of its Consolidated Subsidiaries to conduct any business that is material to GBDC and its Consolidated Subsidiaries, taken as a whole, on an exclusive basis with any third party; or
(viii) any Contract with a Governmental Entity.
(b) Each GBDC Material Contract is (x) valid and binding on GBDC or its applicable Consolidated Subsidiary and, to GBDC’s knowledge, each other party thereto, (y) enforceable in accordance with its terms (subject to the Bankruptcy and Equity Exception), and (z) is in full force and effect other than in each case as would not, individually or in the aggregate, reasonably be expected to be material to GBDC and its Consolidated Subsidiaries, taken as a whole. The investment advisory agreement between GBDC and GC Advisors in effect as of the date of this Agreement has been approved by the GBDC Board and stockholders of GBDC in accordance with Section 15 of the Investment Company Act. Neither GBDC nor any of its Consolidated Subsidiaries nor, to GBDC’s knowledge, any other party thereto, is in material breach of any provisions of or in default (or, with the giving of notice or lapse of time or both, would be in default) under, and has not taken any action resulting in the termination of, acceleration of performance required by, or resulting in a right of termination or acceleration under, any GBDC Material Contract other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GBDC. No GBDC Material Contract has been amended, modified or supplemented other than as would not, individually or in the aggregate, reasonably be expected to be material to GBDC and its Consolidated Subsidiaries, taken as a whole. No event has occurred with respect to GBDC or any of its Consolidated Subsidiaries that, with or without the giving of notice, the lapse of time or both, would constitute a breach or default under any GBDC Material Contract other than as would not, individually or in the aggregate, reasonably be expected to be material to GBDC and its Consolidated Subsidiaries, taken as a whole.
4.15 Insurance Coverage.   All material insurance policies maintained by GBDC or any of its Consolidated Subsidiaries and that name GBDC or any of its Consolidated Subsidiaries as an insured (each, a “GBDC Insurance Policy”), including the fidelity bond required by the Investment Company Act, are in full force and effect and all premiums due and payable with respect to each GBDC Insurance Policy have been paid. Neither GBDC nor any of its Consolidated Subsidiaries has received written notice of cancellation of any GBDC Insurance Policy.
4.16 Intellectual Property.   GBDC and its Consolidated Subsidiaries own, possess or have a valid license or other adequate rights to use all Intellectual Property Rights that are material to the conduct of the business of GBDC and its Consolidated Subsidiaries taken as a whole (hereinafter, “GBDC Intellectual Property Rights”), except where the failure to own, possess or have adequate rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GCIC. No claims are pending for which GBDC has received written notice or, to the knowledge of GBDC, threatened (i) that GBDC or any of its Consolidated Subsidiaries is infringing or otherwise violating the rights of any Person with regard to any Intellectual Property Right, or (ii) that any GBDC Intellectual Property Right is invalid or unenforceable. To the knowledge of GBDC, no Person is infringing, misappropriating or using without authorization the rights of GBDC or any of its Consolidated Subsidiaries with respect to any Intellectual Property Right, except as would not, individually or in the aggregate, reasonably be expected to be material to GBDC and its Consolidated Subsidiaries, taken as a whole.
4.17 Environmental Matters.   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GBDC:
(a) there are no Proceedings of any kind, pending or, to the knowledge of GBDC, threatened, against GBDC or any of its Consolidated Subsidiaries, arising under any Environmental Law;
(b) there are no Orders by or with any Governmental Entity, imposing any liability or obligation on GBDC or any of its Consolidated Subsidiaries under or in respect of any Environmental Law;
(c) there are and have been no Hazardous Substances or other conditions related thereto at any property owned or premises leased by GBDC or any of its Consolidated Subsidiaries during the period of GBDC’s or its Consolidated Subsidiary’s ownership or lease; and
(d) none of GBDC nor any of its Consolidated Subsidiaries have entered into any Contract to provide indemnification to any third party pursuant to Environmental Laws in relation to any property previously owned by GBDC or any of its Consolidated Subsidiaries.
4.18 Real Property.   Neither GBDC nor any of its Consolidated Subsidiaries owns or leases any real property.
4.19 Investment Assets.   Each of GBDC and its Consolidated Subsidiaries has good title to all securities, Indebtedness and other financial instruments owned by it, free and clear of any material Liens, except to the extent such securities, Indebtedness or other financial instruments, as applicable, are pledged to secure obligations of GBDC or its Consolidated Subsidiaries set forth in Section 4.19 of the GBDC Disclosure Schedule and except for Liens consisting of restrictions on transfer agreed to in respect of investments entered into in the ordinary course of business. As of the date of this Agreement, the value of investments owned by GBDC that are “qualifying investments” for purposes of Section 55(a) of the Investment Company Act is greater than 70% of the value of GBDC’s total assets (other than assets described in Section 55(a)(7) of the Investment Company Act).
4.20 State Takeover Laws.   No restrictions on “business combinations” set forth in any Takeover Statutes are applicable to this Agreement, the Mergers or the other Transactions.
4.21 Valuation.   Except as may be mutually agreed by the parties, the value of each investment asset owned by GBDC that is used in connection with the computations made by GBDC pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures approved by the GBDC Board as of September 30, 2018 and set forth in GBDC’s compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement, and the value of all assets owned by GBDC other than investment assets that are used in connection with the computations made by GBDC pursuant to Section 2.6 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the GBDC Board as of September 30, 2018. Except as may be mutually agreed by the parties, the fair value of any portfolio securities for which fair value determinations were made by the GBDC Board for purposes of such computations were or will be determined by the GBDC Board in good faith in accordance with the valuation methods set forth in GBDC’s valuation policies and procedures adopted by the GBDC Board as of September 30, 2018.
Article V

REPRESENTATIONS AND WARRANTIES OF GC ADVISORS
Except with respect to matters set forth in the GC Advisors Disclosure Schedule, GC Advisors hereby represents and warrants to GCIC and GBDC that:
5.1 Organization.   GC Advisors is a limited liability company organized and validly existing under the Laws of the State of Delaware and in good standing with the DE SOS. GC Advisors has the requisite limited liability company power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, in each case, other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GC Advisors.
5.2 Authority; No Violation.
(a) GC Advisors has all requisite limited liability company power and authority to execute and deliver this Agreement. The execution and delivery of this Agreement has been duly and validly approved by the managers of GC Advisors. This Agreement has been duly and validly executed and delivered by GC Advisors and (assuming due authorization, execution and delivery by GCIC, GBDC and Merger Sub) constitutes the valid and binding obligation of GC Advisors, enforceable against GC Advisors in accordance with its terms (except as may be limited by the Bankruptcy and Equity Exception).
(b) Neither the execution and delivery of this Agreement by GC Advisors, nor the consummation of the Transactions, nor performance of this Agreement by GC Advisors, will (i) violate any provision of the certificate of formation of GC Advisors or the limited liability company agreement of GC Advisors or (ii) (A) violate any Law or Order applicable to GC Advisors or (B) violate, conflict with, result in a breach of or the loss of any benefit under, constitute a default (or an event that, with or without the giving of notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, require the consent, approval or authorization of, or notice to or filing with any third-party with respect to, or result in the creation of any Lien upon any of the respective properties or assets of GC Advisors under, any of the terms, conditions or provisions of any Permit, Contract or other obligation to which GC Advisors is a party or by which its properties or assets is bound except, with respect to clause (ii)(B), any such violation, conflict, breach, loss, default, termination, cancellation, acceleration, consent, approval or creation that would not, individually or in the aggregate, reasonably be expected to be material to GC Advisors.
(c) No consents or approvals of, or filings or registrations with, any Governmental Entity are necessary in connection with the execution, delivery or performance of this Agreement by GC Advisors, except for any such consents, approvals, filings or registrations that the failure to obtain or make would not, individually or in the aggregate, reasonably be expected to be have a Material Adverse Effect with respect to GC Advisors.
5.3 Compliance with Applicable Law; Permits.
(a) GC Advisors is, and at all times required by the Investment Advisers Act when GC Advisors has been the investment adviser to GBDC or GCIC has been, duly registered as an investment adviser under the Investment Advisers Act. GC Advisors is, and at all times required by applicable Law (other than the Investment Advisers Act) when GC Advisors has been the investment adviser to GBDC or GCIC has been, duly registered, licensed or qualified as an investment adviser in each state or any other jurisdiction where the conduct of its business requires such registration, licensing or qualification, except where the failure to be so registered, licensed or qualified would not, have a Material Adverse Effect.
(b) GC Advisors is in compliance, and has been operated in compliance, in all material respects, with all applicable Laws, including, if and to the extent applicable, the Investment Advisers Act, Investment Company Act, the Securities Act and the Exchange Act other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to GC Advisors. GC Advisors has not received any written or, to GC Advisors’ knowledge, oral notification from a Governmental Entity of any material non-compliance with any applicable Laws, which non-compliance would, individually or in the aggregate, reasonably be expected to be material to GC Advisors.
(c) GC Advisors holds and is in compliance with all Permits required in order to permit GC Advisors to own or lease its properties and assets and to conduct its business under and pursuant to all applicable Law as presently conducted, other than any failure to hold or non-compliance with any such Permit that would not, individually or in the aggregate, reasonably be expected to be material to GC Advisors. All such Permits are valid and in full force and effect, except as would not, individually or in the aggregate, reasonably be expected to be material to GC Advisors. GC Advisors has not received any written or, to GC Advisors’ knowledge, oral notification from a Governmental Entity of any material non-compliance with any such Permits, and no Proceeding is pending or threatened in writing to suspend, cancel, modify, revoke or materially limit any such Permits, which Proceeding would, individually or in the aggregate, reasonably be expected to be material to GC Advisors.
(d) GC Advisors has implemented written policies and procedures as required by Rule 206(4)-7 under the Investment Advisers Act (complete and correct copies of which have been made available to GCIC and GBDC) and, during the period prior to the date of this Agreement that GC Advisors has been the investment adviser to GBDC or GCIC, GC Advisors has been in compliance with such policies and procedures, except where the failures to adopt such policies and procedures or to be in compliance would not, individually or in the aggregate, be material to GBDC and its Consolidated Subsidiaries, taken as a whole, or GCIC and its Consolidated Subsidiaries, taken as a whole.
(e) During the period prior to the date of this Agreement that it has been the investment adviser to GBDC or GCIC, there has been no material adverse change in the operations, affairs or regulatory status of GC Advisors.
5.4 Litigation.   There are no material Proceedings pending or, to GC Advisors’ knowledge, threatened against GC Advisors. There is no Order binding upon GC Advisors other than such Orders as would not, individually or in the aggregate, reasonably be expected to be material to GC Advisors.

5.5 Valuation.   Except as may be mutually agreed by the parties, the value of each investment asset owned by GCIC that is used in connection with the computations made by GC Advisors on behalf of GCIC pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures approved by the GCIC Board as of September 30, 2018 and set forth in GCIC’s compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement, and the value of all assets owned by GCIC other than investment assets that are used in connection with the computations made by GC Advisors on behalf of GCIC pursuant to Section 2.6 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the GCIC Board as of September 30, 2018. Except as may be mutually agreed by the parties, the value of each investment asset owned by GBDC that is used in connection with the computations made by GC Advisors on behalf of GBDC pursuant to Section 2.6 will be determined in accordance with the valuation policies and procedures approved by the GBDC Board as of September 30, 2018 and set forth in GBDC’s compliance policies and procedures and no exceptions to such valuation policies and procedures have been or will be permitted in valuing such assets in connection with the computations pursuant to Section 2.6 for purposes of this Agreement, and the value of all assets owned by GBDC other than investment assets that are used in connection with the computations made by GC Advisors on behalf of GBDC pursuant to Section 2.6 will be determined in accordance with GAAP. Except as may be mutually agreed by the parties, all valuations made by third-party valuation agents for such purposes will be made only by valuation agents that have been approved by the GBDC Board as of September 30, 2018. The Closing GCIC Net Asset Value presented by GC Advisors to the GCIC Board will reflect GC Advisors’ assessment of the fair value of any portfolio securities of GCIC for which market quotations are not readily available. The Closing GBDC Net Asset Value presented by GC Advisors to the GBDC Board will reflect GC Advisors’ assessment of the fair value of any portfolio securities of GBDC for which market quotations are not readily available. No systematic differences exist with respect to the underlying methodologies and conventions used by GCIC, GBDC and the third-party valuation agents to value the assets of GCIC and GBDC, respectively.
5.6 GC Advisors Information.   None of the information supplied or to be supplied by GC Advisors for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at any time the Registration Statement is amended or supplemented or at the time the Registration Statement becomes effective under the Securities Act, or (ii) the Joint Proxy Statement/Prospectus will, at the date the Joint Proxy Statement/Prospectus or any amendment or supplement is first mailed to stockholders of GCIC or stockholders of GBDC or at the time of the GCIC Stockholders Meeting or the GBDC Stockholders Meeting, in each case, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, and in the case of the Joint Proxy Statement/Prospectus in light of the circumstances in which they are made, not misleading, except that no representation or warranty is made by GC Advisors with respect to information supplied by GCIC, GBDC or Merger Sub for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus.
5.7 Best Interests and No Dilution.   GC Advisors believes that (i) participation in the Mergers is in the best interests of each of GCIC and GBDC and (ii) the interests of existing stockholders of GCIC and GBDC will not be diluted as a result of the Mergers.
5.8 Financial Resources.   GC Advisors has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Joint Proxy Statement/Prospectus and under this Agreement.
5.9 GCIC and GBDC Forbearances.   The forbearances set forth in Sections 6.2 and 6.3 are not overtly onerous on the conduct of each of GCIC’s and GBDC’s business, respectively, in the ordinary course of business and consistent with each of GCIC’s and GBDC’s investment objectives and policies as publicly disclosed, respectively.
5.10 GCIC and GBDC Representations and Warranties.   To the knowledge of GC Advisors, as of the date hereof, the representations and warranties made by GCIC in Article III and the representations and warranties made by GBDC in Article IV are true and correct in all material respects.

Article VI

COVENANTS RELATING TO CONDUCT OF BUSINESS
6.1 Conduct of Businesses Prior to the Effective Time.   During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or with the prior written consent of the other parties hereto, which prior written consent shall not be unreasonably delayed, conditioned or withheld, each of GBDC and GCIC shall, and shall cause each of its respective Consolidated Subsidiaries to, (a) conduct its business in the ordinary course of business and consistent with each of GCIC’s and GBDC’s investment objectives and policies as publicly disclosed, respectively, and (b) use reasonable best efforts to maintain and preserve intact its business organization and existing business relationships.
6.2 GCIC Forbearances.   During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or as set forth in the GCIC Disclosure Schedule, GCIC shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of GBDC (which prior written consent shall not be unreasonably delayed, conditioned or withheld):
(a) Other than pursuant to GCIC’s distribution reinvestment plan as in effect as of the date of this Agreement or pursuant to capital calls with respect to the GCIC Subscription Agreements, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of  (i) any shares of its capital stock, (ii) any GCIC Voting Debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities.
(b) (i) Make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis consistent with past practices and GCIC’s investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for GCIC to maintain its qualification as a RIC, as reasonably determined by GCIC, (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of GCIC to GCIC or another direct or indirect wholly owned Consolidated Subsidiary of GCIC or (D) a Tax Dividend; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock.
(c) Sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for (i) sales, transfers, leases, mortgages, encumbrances or other dispositions in the ordinary course of business and consistent with GCIC’s investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure Permitted Indebtedness of GCIC or any of its Consolidated Subsidiaries.
(d) Acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted consistent with GCIC’s investment objectives and policies as publicly disclosed.
(e) Amend the GCIC Charter, the GCIC Bylaws or other governing documents or similar governing documents of any of its Consolidated Subsidiaries.
(f) Implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements.
(g) Hire any employees or establish, become a party to or commit to adopt any Employee Benefit Plan.

(h) Take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or (ii) prevent the Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code; provided, however, that the foregoing shall not preclude GCIC from declaring or paying any Tax Dividend on or before the Closing Date.
(i) Incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for (i) draw-downs with respect to financing arrangements existing as of the date of this Agreement that are identified on Section 6.2(i) of the GCIC Disclosure Schedule and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and (ii) Permitted Indebtedness.
(j) Make or agree to make any new capital expenditure other than obligations to fund commitments to portfolio companies entered into in the ordinary course of business.
(k) File or amend any material Tax Return other than in the ordinary course of business and consistent GCIC’s investment objectives and policies as publicly disclosed; make, change or revoke any Tax election; or settle or compromise any material Tax liability or refund.
(l) Take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause GCIC to fail to qualify or not be subject to tax as a RIC.
(m) Enter into any new line of business (it being understood that this prohibition does not apply to any portfolio companies in which GCIC or any of its Consolidated Subsidiaries has made a debt or equity investment that is, would or should be reflected in GCIC’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC).
(n) Other than in the ordinary course of business and consistent with GCIC’s investment objectives and policies as publicly disclosed, enter into any Contract that would otherwise constitute a GCIC Material Contract had it been entered into prior to the date of this Agreement.
(o) Other than in the ordinary course of business and consistent with GCIC’s investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any GCIC Material Contract.
(p) Settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and GCIC’s investment objectives and policies as publicly disclosed, in an amount not in excess of  $250,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the Effective Time, GBDC, the Surviving Company or any of their Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault.
(q) Other than in the ordinary course of business and consistent with GCIC’s investment objectives and policies as publicly disclosed, (i) pay, discharge or satisfy any Indebtedness for borrowed money, other than the payment, discharge or satisfaction required pursuant to the terms of outstanding debt of GCIC or its Consolidated Subsidiaries as in effect as of the date of this Agreement or other Permitted Indebtedness or (ii) cancel any material indebtedness.
(r) Except as otherwise expressly contemplated by this Agreement, merge or consolidate GCIC or any of its Consolidated Subsidiaries with any Person or enter into any other similar extraordinary corporate transaction with any Person, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of GCIC or any of its Consolidated Subsidiaries.
(s) Enter into any new GCIC Subscription Agreements.
(t) Agree to take, make any commitment to take, or adopt any resolutions of the GCIC Board authorizing, any of the actions prohibited by this Section 6.2.
6.3 GBDC Forbearances.   During the period from the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 9.1, except as may be required by Law, as expressly permitted by this Agreement or as set forth in the GBDC

Disclosure Schedule, GBDC shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of GCIC (which prior written consent shall not be unreasonably delayed, conditioned or withheld):
(a) Other than pursuant to GBDC’s distribution reinvestment plan as in effect as of the date of this Agreement or Permitted Issuances, issue, deliver, sell or grant, or encumber or pledge, or authorize the creation of  (i) any shares of its capital stock, (ii) any GBDC Voting Debt or other voting securities or (iii) any securities convertible into or exercisable or exchangeable for, or any other Rights to acquire, any such shares or other securities.
(b) (i) Make, authorize, declare, pay or set aside any dividend in respect of, or declare or make any distribution on, any shares of its capital stock, except for (A) the authorization, announcement and payment of regular quarterly cash distributions payable on a quarterly basis consistent with past practices and GBDC’s investment objectives and policies as publicly disclosed, (B) the authorization and payment of any dividend or distribution necessary for GBDC to maintain its qualification as a RIC, as reasonably determined by GBDC or (C) dividends payable by any direct or indirect wholly owned Consolidated Subsidiary of GBDC to GBDC or another direct or indirect wholly owned Consolidated Subsidiary of GBDC; (ii) adjust, split, combine, reclassify or take similar action with respect to any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or (iii) purchase, redeem or otherwise acquire, any shares of its capital stock or any rights, warrants or options to acquire, or securities convertible into, such capital stock.
(c) Sell, transfer, lease, mortgage, encumber or otherwise dispose of any of its assets or properties, except for sales, transfers, leases, mortgages, encumbrances or other dispositions (i) in the ordinary course of business and consistent with GBDC’s investment objectives and policies as publicly disclosed, or (ii) encumbrances required to secure Permitted Indebtedness of GBDC or any of its Consolidated Subsidiaries.
(d) Acquire or agree to acquire all or any portion of the assets, business or properties of any other Person, whether by merger, consolidation, purchase or otherwise or make any other investments, except in a transaction conducted consistent with GBDC’s investment objectives and policies as publicly disclosed.
(e) Amend the GBDC Charter, the GBDC Bylaws or other governing documents or similar governing documents of any of its Consolidated Subsidiaries (other than to increase the number of shares of authorized GBDC Common Stock).
(f) Implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by applicable Law, GAAP, the SEC or applicable regulatory requirements.
(g) Hire any employees or establish, become a party to or commit to adopt any Employee Benefit Plan.
(h) Take any action or knowingly fail to take any action that would, or would reasonably be expected to (i) materially delay or materially impede the ability of the parties to consummate the Transactions or (ii) prevent the Mergers from qualifying as a reorganization within the meaning of Section 368(a) of the Code.
(i) Incur any Indebtedness for borrowed money or guarantee any Indebtedness of another Person, except for (i) draw-downs with respect to financing arrangements existing as of the date of this Agreement that are identified on Section 6.3(i) of the GBDC Disclosure Schedule and obligations to fund commitments to portfolio companies entered into in the ordinary course of business and (ii) Permitted Indebtedness.
(j) Make or agree to make any new capital expenditure other than obligations to fund commitments to portfolio companies entered into in the ordinary course of business.

(k) File or amend any material Tax Return other than in the ordinary course of business consistent with past practice and GBDC’s investment objectives and policies as publicly disclosed; make, change or revoke any Tax election; or settle or compromise any material Tax liability or refund.
(l) Take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause GBDC to fail to qualify or not be subject to tax as a RIC.
(m) Enter into any new line of business (it being understood that this prohibition does not apply to any portfolio companies in which GBDC or any of its Consolidated Subsidiaries has made a debt or equity investment that is, would or should be reflected in GBDC’s schedule of investments included in its quarterly or annual periodic reports that are filed with the SEC).
(n) Other than in the ordinary course of business and consistent with GBDC’s investment objectives and policies as publicly disclosed, enter into any Contract that would otherwise constitute a GBDC Material Contract had it been entered into prior to the date of this Agreement.
(o) Other than in the ordinary course of business and consistent with GBDC’s investment objectives and policies as publicly disclosed, terminate, cancel, renew or agree to any material amendment of, change in or waiver under any GBDC Material Contract.
(p) Settle any Proceeding against it, except for Proceedings that (i) are settled in the ordinary course of business consistent with past practice and GBDC’s investment objectives and policies as publicly disclosed, in an amount not in excess of  $250,000 in the aggregate (after reduction by any insurance proceeds actually received); (ii) would not impose any material restriction on the conduct of business of it or any of its Consolidated Subsidiaries or, after the Effective Time, the Surviving Company or any of its Consolidated Subsidiaries and (iii) would not admit liability, guilt or fault.
(q) Other than in the ordinary course of business and consistent with GBDC’s investment objectives and policies as publicly disclosed, (i) pay, discharge or satisfy any Indebtedness for borrowed money, other than the payment, discharge or satisfaction required pursuant to the terms of outstanding debt of GBDC or its Consolidated Subsidiaries as in effect as of the date of this Agreement or other Permitted Indebtedness or (ii) cancel any material indebtedness.
(r) Except as otherwise expressly contemplated by this Agreement, merge or consolidate GBDC or any of its Consolidated Subsidiaries with any Person or enter into any other similar extraordinary corporate transaction with any Person, or adopt, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of GBDC or any of its Consolidated Subsidiaries.
(s) Agree to take, make any commitment to take, or adopt any resolutions of the GBDC Board authorizing, any of the actions prohibited by this Section 6.3.
Article VII

ADDITIONAL AGREEMENTS
7.1 Further Assurances.
(a) Subject to the right of GCIC to take any action that constitutes a GCIC Adverse Recommendation Change as expressly permitted pursuant to Section 7.7, and the right of GBDC to take any action that constitutes a GBDC Adverse Recommendation Change as expressly permitted pursuant to Section 7.8, the parties shall cooperate with each other and use reasonable best efforts to take, or cause to be taken, in good faith, all actions, and to do, or cause to be done, all things necessary, including to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all Permits of all Governmental Entities and all permits, consents, approvals, confirmations and authorizations of all third parties, in each case, that are necessary or advisable, to consummate the Transactions (including the Merger) in the most expeditious manner practicable, and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties and Governmental Entities.

In furtherance (but not in limitation) of the foregoing, each of GBDC and GCIC shall as promptly as practicable file any required applications, notices or other filings under the HSR Act. Subject to applicable Law, GCIC and GBDC shall have the right to review in advance, and, to the extent practicable, each shall consult the other on all the information relating to GCIC or GBDC, as the case may be, and any of their respective Consolidated Subsidiaries, that appear in any filing made with, or written materials submitted to, any third-party or any Governmental Entity in connection with the Transactions. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as practicable. The parties shall consult with each other with respect to the obtaining of all Permits, consents, approvals and authorizations of all third parties and Permits of all Governmental Entities necessary or advisable to consummate the Transactions and each party will keep the other reasonably apprised of the status of matters relating to completion of the Transactions. GBDC, on the one hand, and GCIC, on the other hand, shall each, in connection with the efforts referenced in this Section 7.1(a) to obtain all requisite Permits for the Transactions under the HSR Act, use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry; (ii) keep the other party informed of any communication received by such party from, or given by such party to, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”), or any other Governmental Entity and (iii) subject to applicable Law, permit the other party to review, in advance, any written communication given by it to or received from, and consult with each other in advance of any meeting or conference with, the FTC, the DOJ, or any other Governmental Entity, and to the extent permitted by the FTC, the DOJ, or other applicable Governmental Entity, give the other party the opportunity to attend and participate in such meetings and conferences subject to applicable Law.
(b) Notwithstanding anything to the contrary herein, nothing in this Agreement shall require either GBDC and its Consolidated Subsidiaries or GCIC and its Consolidated Subsidiaries to make payments or provide other consideration for the repayment, restructuring or amendment of terms of indebtedness in connection with the Merger, other than any consent fees set forth in Section 3.3(b) of the GCIC Disclosure Schedule and Section 4.3(b) of the GBDC Disclosure Schedule.
7.2 Regulatory Matters.
(a) GBDC and GCIC shall as promptly as practicable jointly prepare and file with the SEC the Registration Statement. GBDC shall use its reasonable best efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing and to keep the Registration Statement effective as long as necessary to consummate the Mergers. GCIC and GBDC shall use reasonable best efforts to cause the Joint Proxy Statement/Prospectus to be promptly mailed or delivered to their respective stockholders upon such effectiveness. GBDC shall also use its reasonable best efforts to obtain all necessary state securities law or “blue sky” permits and approvals required to carry out the Transactions, if any, and GCIC shall use reasonable best efforts to furnish all information concerning GCIC and the holders of GCIC Common Stock as may be reasonably requested by GBDC in connection with any such action.
(b) Each of GBDC and GCIC shall cooperate with the other in the preparation of the Registration Statement and shall furnish to the other all information reasonably requested as may be reasonably necessary or advisable in connection with the Registration Statement or any other filing or application made by or on behalf of GBDC, GCIC or any of their respective Consolidated Subsidiaries to any Governmental Entity in connection with the Mergers and the other Transactions. Prior to the Effective Time, each party hereto shall promptly notify the other party (i) upon becoming aware of any event or circumstance that is required to be described in an amendment to the Registration Statement or in a supplement to the Joint Proxy Statement/Prospectus and (ii) after the receipt by it of any comments of the SEC with respect to the Joint Proxy Statement/Prospectus or the Registration Statement.
(c) Subject to applicable Law, each of GBDC and GCIC shall promptly advise the other upon receiving any communication from any Governmental Entity, the consent or approval of which is required for consummation of the Transactions, that causes such party to believe that there is a reasonable likelihood that any Regulatory Approval will not be obtained or that the receipt of any such approval may be materially delayed or conditioned.

7.3 Stockholder Approval.
(a) As of the date of this Agreement, the GCIC Board has adopted resolutions approving the GCIC Matters, including the Merger, on the terms and conditions set forth in this Agreement, declaring the Merger advisable, and directing that the GCIC Matters, including the Merger, be submitted to GCIC’s stockholders for their consideration, with the recommendation that the GCIC stockholders approve the same. Notwithstanding anything to the contrary in Section 7.7, GCIC shall submit to its stockholders the GCIC Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions. In furtherance of that obligation, GCIC shall take, in accordance with applicable Law and the GCIC Charter and the GCIC Bylaws, all actions necessary to send a notice as promptly as practicable (but in no event later than 10 Business Days) following the date on which the SEC declares the Registration Statement effective of which the Joint Proxy Statement/Prospectus forms a part, to convene the GCIC Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon approval of the GCIC Matters including the Merger, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the GCIC Stockholders Meeting shall be determined in prior consultation with and subject to the prior written approval of GBDC (which prior written approval shall not be unreasonably delayed, conditioned or withheld). GCIC shall use reasonable best efforts to obtain from GCIC’s stockholders the vote required to approve the GCIC Matters, on the terms and conditions set forth in this Agreement, including, subject to Section 7.7, by providing to GCIC’s stockholders the GCIC Board’s recommendation of the GCIC Matters and including such recommendation in the Joint Proxy Statement/Prospectus and by, at the request of GBDC, postponing or adjourning the GCIC Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that GCIC shall not postpone or adjourn the GCIC Stockholders Meeting for any other reason without the prior written consent of GBDC (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing, GCIC’s obligations pursuant to this Section 7.3(a) (including its obligation to submit to its stockholders the GCIC Matters and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to GCIC, its Representatives or its stockholders of any Takeover Proposal (including any GCIC Superior Proposal), (ii) GCIC effecting a Takeover Approval or delivering a Notice of a GCIC Superior Proposal or (iii) a GCIC Adverse Recommendation Change.
(b) As of the date of this Agreement, the GBDC Board has adopted resolutions approving the GBDC Matters on the terms and conditions set forth in this Agreement, and directing that the GBDC Matters be submitted to GBDC’s stockholders for their consideration, with the recommendation that the GBDC stockholders approve the same. Notwithstanding anything to the contrary in Section 7.8, GBDC shall submit to its stockholders the GBDC Matters on the terms and conditions set forth in this Agreement and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions. In furtherance of that obligation, GBDC shall take, in accordance with applicable Law and the GBDC Charter and the GBDC Bylaws, all actions necessary to send a notice as promptly as practicable (but in no event later than 10 Business Days) following the date on which the SEC declares the Registration Statement effective of which the Joint Proxy Statement/Prospectus forms a part, to convene the GBDC Stockholders Meeting, as promptly as practicable thereafter, to consider and vote upon approval of the GBDC Matters including the issuance of shares of GBDC Common Stock as Merger Consideration, on the terms and conditions set forth in this Agreement as well as any other such matters. The record date for the GBDC Stockholders Meeting shall be determined in prior consultation with and subject to the prior written approval of GCIC (which prior written approval shall not be unreasonably delayed, conditioned or withheld). GBDC shall use reasonable best efforts to obtain from GBDC’s stockholders the GBDC Requisite Vote to approve the GBDC Matters, on terms and conditions set forth in this Agreement, including, subject to Section 7.8, providing to GBDC’s stockholders the GBDC Board’s recommendation of the approval of the GBDC Matters and including such recommendation in the Joint Proxy Statement/Prospectus and by, at the request of GCIC, postponing or adjourning the GBDC Stockholders Meeting to obtain a quorum or solicit additional proxies; provided that GBDC shall not postpone or adjourn the GBDC Stockholders Meeting for any other reason without the prior written consent of GCIC (which prior written consent shall not be unreasonably delayed, conditioned or withheld). Without limiting the generality of the foregoing, GBDC’s obligations pursuant to this Section 7.3(b) (including its obligation to submit to its stockholders the GBDC Matters and any other matters required to be approved or adopted by its stockholders in order to carry out the Transactions) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to GBDC, its Representatives or its stockholders of any Takeover Proposal (including any GBDC Superior Proposal), (ii) GBDC effecting a Takeover Approval or delivering a Notice of a GBDC Superior Proposal or (iii) a GBDC Adverse Recommendation Change.
7.4 Nasdaq Listing.   GBDC shall use reasonable best efforts to cause the shares of GBDC Common Stock to be issued as Merger Consideration under this Agreement to be approved for listing on the Nasdaq, subject to official notice of issuance, at or prior to the Effective Time.
7.5 Indemnification; Directors’ and Officers’ Insurance.
(a) Following the Effective Time, GBDC shall, to the fullest extent permitted under applicable Law, defend and hold harmless and advance expenses to the present and former directors and officers of GCIC or any of its Consolidated Subsidiaries (in each case, when acting in such capacity) (each, an “Indemnified Party” and collectively, the “Indemnified Parties”) against all costs or expenses (including, but not limited to, reasonable attorneys’ fees actually incurred, reasonable experts’ fees, reasonable travel expenses, court costs, transcript fees and telecommunications, postage and courier charges), judgments, fines, losses, claims, damages, penalties, amounts paid in settlement or other liabilities (collectively, “Indemnified Liabilities”) incurred in connection with any Proceeding arising out of actions or omissions occurring at or prior to the Effective Time (including the Transactions). In the event of any such Indemnified Liabilities, (i) GBDC shall advance to such Indemnified Party, upon request, reimbursement of documented expenses reasonably and actually incurred to the fullest extent permitted under applicable Law provided that the Person to whom expenses are advanced, or someone on his or her behalf, provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification and complies with other applicable provisions imposed under the Investment Company Act and interpretations thereof by the SEC or its staff and (ii) GBDC and the applicable Indemnified Parties shall cooperate in the defense of such matter.
(b) Unless GBDC and GCIC shall otherwise agree, prior to the Effective Time, GCIC shall, and, if GCIC is unable to, GBDC shall, cause the Surviving Company or its successor, effective as of the Effective Time, to obtain and fully pay the premium for a “tail” insurance policy for the extension of the directors’ and officers’ liability coverage of GCIC’s existing directors’ and officers’ insurance policies for a claims reporting or discovery period of six years from and after the Effective Time (the “Tail Period”) with coverage and amounts not less than, and terms and conditions that are not materially less advantageous to the insureds as, GCIC’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (the “Current D&O Insurance”). If GCIC and the Surviving Company or its successor for any reason fail to obtain such “tail” insurance policy as of the Effective Time, the Surviving Company or its successor shall, and GBDC shall cause the Surviving Company or its successor to, continue to maintain in effect for the Tail Period the Current D&O Insurance in place as of the date of this Agreement with coverage and amounts not less than, and terms and conditions that are not materially less advantageous to the insureds as, provided in the Current D&O Insurance, or the Surviving Company or its successor shall, and GBDC shall cause the Surviving Company or its successor to, purchase comparable insurance for the Tail Period; provided, that in no event shall the annual cost of such insurance exceed during the Tail Period 300% of the current aggregate annual premium paid by GCIC for such purpose; provided, further, that if the cost of such insurance coverage exceeds such amount, the Surviving Company or its successor shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.
(c) Any Indemnified Party wishing to claim indemnification under Section 7.5(a), upon learning of any Proceeding described above, shall promptly notify GBDC in writing; provided, that the failure to so notify shall not affect the obligations of GBDC under Section 7.5(a) unless GBDC is materially prejudiced as a consequence.

(d) If GBDC or any of its successors or assigns consolidates with or merges into any other entity and is not the continuing or surviving entity of such consolidation or merger or transfers all or substantially all of its assets to any other entity, then and in each such case, GBDC shall cause proper provision to be made so that the successors and assigns of GBDC shall assume the obligations set forth in this Section 7.5.
(e) The provisions of this Section 7.5 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by Contract or otherwise.
7.6 No Solicitation.
(a) Each of GCIC and GBDC shall, and shall cause its respective Affiliates, Consolidated Subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, “Representatives”) to, immediately cease and cause to be terminated any discussions or negotiations with any parties that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, a Takeover Proposal, and demand the immediate return or destruction (which destruction shall be certified in writing to GCIC or GBDC, as applicable) of all confidential information previously furnished to any Person (other than GCIC, GBDC or their respective Affiliates or Representatives) with respect to any Takeover Proposal. Prior to the Effective Time, subject to Section 7.7 in the case of GCIC and Section 7.8 in the case of GBDC, each of GCIC and GBDC shall not, and shall cause its respective Affiliates, Consolidated Subsidiaries and its and their respective Representatives not to: (i) directly or indirectly solicit, initiate, induce, encourage or take any other action (including by providing information) designed to, or which could reasonably be expected to, facilitate any inquiries or the making or submission or implementation of any proposal or offer (including any proposal or offer to its stockholders) with respect to any Takeover Proposal; (ii) approve, publicly endorse or recommend or enter into any agreement, arrangement, discussions or understandings with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any Contract or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or that is intended to or that could reasonably be expected to result in the abandonment of, termination of or failure to consummate, the Merger or any other Transaction; (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any Person (other than GBDC, GCIC or their respective Affiliates or Representatives) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; (iv) publicly propose or publicly announce an intention to take any of the foregoing actions; or (v) grant any (x) approval pursuant to any Takeover Statute to any Person (other than GBDC, GCIC or their respective Affiliates) or with respect to any transaction (other than the Transactions) or (y) waiver or release under any standstill or any similar agreement with respect to equity securities of GCIC or GBDC.
(b) Each of GCIC and GBDC shall as promptly as reasonably practicable (and in any event within twenty-four (24) hours after receipt) (i) notify the other party in writing of any request for information or any Takeover Proposal and the terms and conditions of such request, Takeover Proposal or inquiry (including the identity of the Person (or group of Persons) making such request, Takeover Proposal or inquiry) and (ii) provide to the other party copies of any written materials received by GCIC or GBDC or their respective Representatives in connection with any of the foregoing, and the identity of the Person (or group of Persons) making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. Each of GCIC and GBDC agrees that it shall keep the other party informed on a reasonably current basis of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep the other party informed on a reasonably current basis of any information requested of or provided by GCIC or GBDC and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.

7.7 GCIC Takeover Proposals.
(a) If on or after the date of this Agreement and at any time prior to the GCIC Stockholders Meeting: (i) GCIC receives a bona fide unsolicited Takeover Proposal (under circumstances in which GCIC has complied in all material respects with the provisions of Sections 7.6(a) and (b)); (ii) the GCIC Board, including a majority of the Independent Directors of GCIC, shall have determined in good faith, after consultation with its outside legal counsel, that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the standard of conduct applicable to the directors of GCIC under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a GCIC Superior Proposal; and (iii) GCIC gives GBDC at least two (2) Business Days prior written notice of the identity of the Person making such Takeover Proposal, the terms and conditions of such Takeover Proposal and GCIC’s intention to furnish information to, or participate in discussions or negotiations with, the Person making such Takeover Proposal then, subject to compliance with this Section 7.7(a), GCIC may:
(i) engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if GCIC (A) receives from such Person an executed confidentiality agreement with customary terms (including a standstill) and (B) provides GBDC a copy of all such information that has not previously been delivered to GBDC simultaneously with delivery to such Person (or such Person’s Representatives and Affiliates); and
(ii) after fulfilling its obligations under Section 7.7(b) below, adopt, approve or recommend, or publicly propose to adopt, approve or recommend such Takeover Proposal, including entering into an agreement with respect thereto (collectively, a “Takeover Approval”).
If on or after the date of this Agreement and at any time prior to the GCIC Stockholders Meeting, the GCIC Board, including a majority of the Independent Directors of GCIC, shall have determined, by a majority of its members, after consultation with its outside legal counsel that continued recommendation of the GCIC Matters to GCIC’s stockholders would be reasonably likely to be a breach of the standard of conduct applicable to the directors of GCIC under applicable Law as a result of a GCIC Superior Proposal, GCIC may (A) withdraw or qualify (or modify or amend in a manner adverse to GBDC), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to GBDC), the approval, adoption, recommendation or declaration of advisability by the GCIC Board of the GCIC Matters, including the recommendation of the GCIC Board that the stockholders of GCIC approve the Merger (the “GCIC Recommendation”), and (B) take any action or make any statement, filing or release, in connection with the GCIC Stockholders Meeting or otherwise, inconsistent with the GCIC Recommendation (any action described in clause (A) and (B) referred to collectively with any Takeover Approval as a “GCIC Adverse Recommendation Change”).
(b) Upon any determination that a Takeover Proposal constitutes a GCIC Superior Proposal, GCIC shall promptly provide (and in any event within twenty-four (24) hours of such determination) to GBDC a written notice (a “Notice of a GCIC Superior Proposal”) (i) advising GBDC that the GCIC Board has received a GCIC Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such GCIC Superior Proposal, including the amount per share or other consideration that the stockholders of GCIC will receive in connection with the Superior Proposal and including a copy of all written materials provided to or by GCIC in connection with such GCIC Superior Proposal (unless previously provided to GBDC) and (iii) identifying the Person making such GCIC Superior Proposal. GCIC shall cooperate and negotiate in good faith with GBDC (to the extent GBDC desires to negotiate) during the five (5) calendar day period following GBDC’s receipt of the Notice of a GCIC Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such GCIC Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable GCIC to determine that such GCIC Superior Proposal is no longer a GCIC Superior Proposal and proceed with a GCIC Recommendation without a GCIC Adverse Recommendation Change. If thereafter the GCIC Board determines, in its reasonable good faith judgment, by a majority of its members, including a majority of the Independent Directors of GCIC, after consultation with its outside legal counsel and after giving effect to any proposed adjustments to the terms of this Agreement that such GCIC Superior Proposal remains a GCIC Superior Proposal or the failure to make such GCIC Adverse Recommendation Change would be reasonably likely to be a breach of the standard of conduct applicable to the directors of GCIC under applicable Law, and GCIC has complied in all material respects with Section 7.7(a) above, GCIC may terminate this Agreement pursuant to Section 9.1(c)(iv).
(c) Other than as permitted by Section 7.7(a), neither GCIC nor the GCIC Board shall make any GCIC Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no GCIC Adverse Recommendation Change shall change the approval of the GCIC Matters or any other approval of the GCIC Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.
(d) GCIC shall provide GBDC with prompt written notice of any meeting of the GCIC Board at which the GCIC Board is reasonably expected to consider any Takeover Proposal (such written notice shall in any event be received by GBDC reasonably in advance of such meeting).
(e) Other than in connection with a GCIC Takeover Proposal, nothing in this Agreement shall prohibit or restrict the GCIC Board from taking any action described in clause (A) of the definition of GCIC Adverse Recommendation Change in response to an Intervening Event (a “GCIC Intervening Event Recommendation Change”) if  (A) prior to effecting any such GCIC Intervening Event Recommendation Change, GCIC promptly notifies GBDC, in writing, at least five (5) Business Days (the “GCIC Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute a GCIC Adverse Recommendation Change or a GCIC Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) GCIC shall, and shall cause its Representatives to, during the GCIC Intervening Event Notice Period, negotiate with GBDC in good faith (to the extent GBDC desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit the GCIC Board to make a GCIC Intervening Event Recommendation Change, and (C) the GCIC Board, including a majority of the Independent Directors of GCIC, (or a committee including a majority of the Independent Directors of GCIC thereof) determines, after consulting with outside legal counsel and its financial advisor, that the failure to effect such a GCIC Intervening Event Recommendation Change, as applicable, after taking into account any adjustments made by GBDC during the GCIC Intervening Event Notice Period, would be reasonably likely to be a breach of the standard of conduct applicable to the directors of GCIC under applicable Law.
(f) Nothing contained in this Agreement shall be deemed to prohibit GCIC from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to GCIC’s stockholders if, after consultation with its outside legal counsel, GCIC determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be a GCIC Adverse Recommendation Change unless the GCIC Board expressly publicly reaffirms the GCIC Recommendation (i) in such communication or (ii) within three (3) Business Days after being requested in writing to do so by GBDC.
7.8 GBDC Takeover Proposals.
(a) If on or after the date of this Agreement and at any time prior to the GBDC Stockholders Meeting: (i) GBDC receives a bona fide unsolicited Takeover Proposal (under circumstances in which GBDC has complied in all material respects with the provisions of Sections 7.6(a) and (b)); (ii) the GBDC Board, including a majority of the Independent Directors of GBDC, shall have determined in good faith, after consultation with its outside legal counsel, that (x) failure to consider such Takeover Proposal would be reasonably likely to be a breach of the standard of conduct applicable to the directors of GBDC under applicable Law and (y) such Takeover Proposal constitutes or is reasonably likely to result in a GBDC Superior Proposal; and (iii) GBDC gives GCIC at least two (2) Business

Days prior written notice of the identity of the Person making such Takeover Proposal, the terms and conditions of such Takeover Proposal and GBDC’s intention to furnish information to, or participate in discussions or negotiations with, the Person making such Takeover Proposal then, subject to compliance with this Section 7.8(a), GBDC may:
(i) engage in negotiations or discussions with such Person who has made the unsolicited bona fide Takeover Proposal and provide information in response to a request therefor by a Person who has made such Takeover Proposal if GBDC (A) receives from such Person an executed confidentiality agreement with customary terms (including a standstill) and (B) provides GCIC a copy of all such information that has not previously been delivered to GCIC simultaneously with delivery to such Person (or such Person’s Representatives or Affiliates); and
(ii) after fulfilling its obligations under Section 7.8(b) below, effect a Takeover Approval.
If on or after the date of this Agreement and at any time prior to the GBDC Stockholders Meeting, the GBDC Board, including a majority of the Independent Directors of GBDC, shall have determined, by a majority of its members, after consultation with its outside legal counsel that continued recommendation of the GBDC Matters to GBDC’s stockholders would be reasonably likely to be a breach of the standard of conduct applicable to the directors of GBDC under applicable Law as a result of a GBDC Superior Proposal, GBDC may (A) withdraw or qualify (or modify or amend in a manner adverse to GCIC), or publicly propose to withdraw or qualify (or modify or amend in a manner adverse to GCIC), the approval, adoption, recommendation or declaration of advisability by the GBDC Board of the GBDC Matters, including the recommendation of the GBDC Board that the stockholders of GBDC approve the GBDC Matters (the “GBDC Recommendation”), and (B) take any action or make any statement, filing or release, in connection with the GBDC Stockholders Meeting or otherwise, inconsistent with the GBDC Recommendation (any action described in clause (A) and (B) referred to collectively with any Takeover Approval as a “GBDC Adverse Recommendation Change”).
(b) Upon any determination that a Takeover Proposal constitutes a GBDC Superior Proposal, GBDC shall promptly provide (and in any event within twenty-four (24) hours of such determination) to GCIC a written notice (a “Notice of a GBDC Superior Proposal”) (i) advising GCIC that the GBDC Board has received a GBDC Superior Proposal, (ii) specifying in reasonable detail the material terms and conditions of such GBDC Superior Proposal, including the amount per share or other consideration that the stockholders of GBDC will receive in connection with the Superior Proposal and including a copy of all written materials provided to or by GBDC in connection with such GBDC Superior Proposal (unless previously provided to GCIC) and (iii) identifying the Person making such GBDC Superior Proposal. GBDC shall cooperate and negotiate in good faith with GCIC (to the extent GCIC desires to negotiate) during the five (5) calendar day period following GCIC’s receipt of the Notice of a GBDC Superior Proposal (it being understood that any amendment to the financial terms or any other material term of such GBDC Superior Proposal shall require a new notice and a new two (2) calendar day period) to make such adjustments in the terms and conditions of this Agreement as would enable GBDC to determine that such GBDC Superior Proposal is no longer a GBDC Superior Proposal and proceed with a GBDC Recommendation without a GBDC Adverse Recommendation Change. If thereafter the GBDC Board determines, in its reasonable good faith judgment, by a majority of its members, including a majority of the Independent Directors of GBDC, after consultation with its outside legal counsel and after giving effect to any proposed adjustments to the terms of this Agreement that such GBDC Superior Proposal remains a GBDC Superior Proposal or the failure to make such GBDC Adverse Recommendation Change would be reasonably likely to be a breach of the standard of conduct applicable to the directors of GBDC under applicable Law, and GBDC has complied in all material respects with Section 7.8(a) above, GBDC may terminate this Agreement pursuant to Section 9.1(d)(iv).
(c) Other than as permitted by Section 7.8(a), neither GBDC nor the GBDC Board shall make any GBDC Adverse Recommendation Change. Notwithstanding anything herein to the contrary, no GBDC Adverse Recommendation Change shall change the approval of the GBDC Matters or any other approval of the GBDC Board, including in any respect that would have the effect of causing any Takeover Statute or other similar statute to be applicable to the Transactions.

(d) GBDC shall provide GCIC with prompt written notice of any meeting of the GBDC Board at which the GBDC Board is reasonably expected to consider any Takeover Proposal (such written notice shall in any event be received by GCIC reasonably in advance of such meeting).
(e) Other than in connection with an GBDC Takeover Proposal, nothing in this Agreement shall prohibit or restrict the GBDC Board from taking any action described in clause (A) of the definition of GBDC Adverse Recommendation Change in response to an Intervening Event (a “GBDC Intervening Event Recommendation Change”) if  (A) prior to effecting any such GBDC Intervening Event Recommendation Change, GBDC promptly notifies GCIC, in writing, at least five (5) Business Days (the “GBDC Intervening Event Notice Period”) before taking such action of its intent to consider such action (which notice shall not, by itself, constitute an GBDC Adverse Recommendation Change or an GBDC Intervening Event Recommendation Change), and which notice shall include a reasonably detailed description of the underlying facts giving rise to, and the reasons for taking, such action, (B) GBDC shall, and shall cause its Representatives to, during the GBDC Intervening Event Notice Period, negotiate with GCIC in good faith (to the extent GCIC desires to negotiate) to make such adjustments in the terms and conditions of this Agreement that would not permit the GBDC Board to make a GBDC Intervening Event Recommendation Change, and (C) the GBDC Board, including a majority of the Independent Directors of GBDC, (or a committee including a majority of the Independent Directors of GBDC thereof) determines, after consulting with outside legal counsel and its financial advisor, that the failure to effect such a GBDC Intervening Event Recommendation Change, as applicable, after taking into account any adjustments made by GCIC during the GBDC Intervening Event Notice Period, would be reasonably likely to be a breach of the standard of conduct applicable to the directors of GBDC under applicable Law.
(f) Nothing contained in this Agreement shall be deemed to prohibit GBDC from (i) complying with its disclosure obligations under applicable U.S. federal or state Law with regard to any Takeover Proposal or (ii) making any disclosure to GBDC’s stockholders if, after consultation with its outside legal counsel, GBDC determines that such disclosure would be required under applicable Law; provided, however, that any such disclosures (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be a GBDC Adverse Recommendation Change unless the GBDC Board expressly publicly reaffirms the GBDC Recommendation (i) in such communication or (ii) within three (3) Business Days after being requested in writing to do so by GCIC.
7.9 Access to Information.
(a) Upon reasonable notice, except as may otherwise be restricted by applicable Law, each of GCIC and GBDC shall, and shall cause each of its Consolidated Subsidiaries to, afford to the directors, officers, accountants, counsel, advisors and other Representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to its properties, books, Contracts, and records and, during such period, such party shall, and shall cause its Consolidated Subsidiaries to, make available (including via EDGAR) to the other party all other information concerning its business and properties as the other party may reasonably request; provided that the foregoing shall not require GCIC or GBDC, as applicable, to afford access to or to disclose any information that in such party’s reasonable judgment would violate any confidentiality obligations to which such party is subject to if after using its reasonable best efforts with respect thereto, it was unable to obtain any required consent to provide such access or make such disclosure; provided, further, that either GCIC or GBDC may restrict access to the extent required by any applicable Law or as may be necessary to preserve attorney-client privilege under any circumstances in which such privilege may be jeopardized by such disclosure or access.
(b) No investigation by a party hereto or its representatives shall affect or be deemed to modify the representations and warranties of the other party set forth in this Agreement.
7.10 Publicity.   The initial press release with respect to the Transactions shall be a joint press release reasonably acceptable to each of GBDC and GCIC. Thereafter, so long as this Agreement is in effect, GBDC and GCIC each shall consult with the other before issuing or causing the publication of any press release or other public announcement with respect to this Agreement, the Mergers, or the Transactions, except as may be required by applicable Law or the rules and regulations of the Nasdaq and, to the extent practicable, before such press release or disclosure is issued or made, GBDC or GCIC, as applicable, shall have used commercially reasonable efforts to advise the other party of, and consult with the other party regarding, the text of such disclosure; provided, that either GBDC or GCIC may make any public statement in response to specific questions by analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are consistent with previous press releases, public disclosures or public statements made in compliance with this Section 7.10.
7.11 Takeover Statutes and Provisions.   Neither GBDC nor GCIC will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Statutes. Each of GBDC and GCIC shall take all necessary steps within its control to exempt (or ensure the continued exemption of) those Transactions from, or if necessary challenge the validity or applicability of, any applicable Takeover Statute, as now or hereafter in effect.
7.12 Tax Matters.
(a) Tax Representation Letters.   Prior to the Effective Time (or at such other times as requested by counsel), each of GBDC and GCIC shall execute and deliver to Dechert LLP tax representation letters (which will be used in connection with the tax opinions contemplated by Sections 8.2(f) and 8.3(e)) in form and substance as set forth in Exhibits B and C.
(b) RIC Status.   During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, (i) GCIC shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of GBDC take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause GCIC to fail to qualify as a RIC, and (ii) GBDC shall not, and shall not permit any of its Consolidated Subsidiaries to, directly or indirectly, without the prior written consent of GCIC, take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to cause GBDC to fail to qualify as a RIC.
(c) Tax Treatment of Mergers.   Unless otherwise required by applicable Law or administrative action, (i) each of GCIC, GBDC and Merger Sub shall use its reasonable best efforts to cause the Merger to qualify as a reorganization governed by Section 368(a) of the Code, including by not taking any action that such party knows is reasonably likely to prevent such qualification; and (ii) each of GCIC, GBDC and Merger Sub shall report the Mergers for U.S. federal income Tax purposes as a reorganization governed by Section 368(a) of the Code.
(d) Tax Opinions.   GCIC shall use its best efforts to obtain the tax opinion described in Section 8.3(e) and GBDC shall use its best efforts to obtain the tax opinion described in Section 8.2(f).
7.13 Stockholder Litigation.   The parties to this Agreement shall reasonably cooperate and consult with one another in connection with the defense and settlement of any Proceeding by GCIC’s stockholders or GBDC’s stockholders against any of them or any of their respective directors, officers or Affiliates with respect to this Agreement or the Transactions. Each of GCIC and GBDC (i) shall keep the other party reasonably informed of any material developments in connection with any such Proceeding brought by its stockholders and (ii) shall not settle any such Proceeding without the prior written consent of the other party (such consent not to be unreasonably delayed, conditioned or withheld).
7.14 Section 16 Matters.   Prior to the Effective Time, each of the GCIC Board and the GBDC Board shall take all such steps as may be required to cause any dispositions of GCIC Common Stock (including derivative securities with respect to GCIC Common Stock) or acquisitions of GBDC Common Stock (including derivative securities with respect to GBDC Common Stock) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to GCIC or will become subject to such reporting requirements with respect to GBDC, in each case, to be exempt pursuant to Rule 16b-3.
7.15 No Other Representations or Warranties.   The parties hereto acknowledge and agree that except for the representations and warranties of GCIC in Article III, representations and warranties of GBDC in Article IV and the representations and warranties of GC Advisors in Article V, none of GC Advisors, GCIC, GBDC or any of GCIC’s or GBDC’s respective Consolidated Subsidiaries or any other Person acting on behalf of the foregoing makes any representation or warranty, express or implied.

7.16 Merger of Surviving Company.   Immediately after the occurrence of the Effective Time and the Terminations in accordance with the DGCL and the MGCL, Surviving Company and GBDC shall consummate the Second Merger.
7.17 Coordination of Dividends.   GBDC and GCIC shall coordinate with each other in designating the record and payment dates for any quarterly dividends or distributions to its stockholders declared in accordance with this Agreement in any calendar quarter in which the Closing Date might reasonably be expected to occur, and neither GBDC nor GCIC shall authorize or declare any dividend or distribution to its stockholders after the Determination Date at any time on or before the Closing Date; provided, however, that the foregoing shall not prohibit GBDC or GCIC from authorizing, declaring or paying any dividend or distribution to its stockholders solely payable in cash to the extent such dividend or distribution is taken into account in determining the Closing GCIC Net Asset Value and/or the Closing GBDC Net Asset Value, as applicable, including a Tax Dividend.
Article VIII

CONDITIONS PRECEDENT
8.1 Conditions to Each Party’s Obligations to Effect the Merger.   The respective obligations of the parties to effect the Merger shall be subject to the satisfaction or waiver, at or prior to the Effective Time, of the following conditions:
(a) Stockholder Approvals.   (i) The GCIC Matters shall have been approved by the GCIC Requisite Vote, and (ii) the GBDC Matters shall have been approved by the GBDC Requisite Vote.
(b) Nasdaq Listing.   The shares of GBDC Common Stock to be issued under this Agreement in connection with the Merger shall have been authorized for listing on the Nasdaq, subject to official notice of issuance.
(c) Registration Statement.   The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no Proceedings for that purpose shall have been initiated by the SEC. Any necessary state securities or “blue sky” authorizations shall have been received.
(d) No Injunctions or Restraints; Illegality.   No Order issued by any court or agency of competent jurisdiction or other Law preventing, enjoining, restraining or making illegal the consummation of the Mergers or any of the other Transactions shall be in effect.
(e) Regulatory and Other Approvals.   All Regulatory Approvals required by applicable Law to consummate the Transactions, including the Mergers, shall have been obtained and shall remain in full force and effect and all statutory waiting periods required by applicable Law in respect thereof shall have expired (including expiration of the applicable waiting period under the HSR Act). Each of the approvals listed on Section 8.1(e) of the GCIC Disclosure Schedule and Section 8.1(e) of the GBDC Disclosure Schedule, if any, shall have been obtained and shall remain in full force and effect.
(f) No Litigation.   There shall be no Proceeding by any Governmental Entity of competent jurisdiction pending that challenges the Merger or any of the other Transactions or that otherwise seeks to prevent, enjoin, restrain or make illegal the consummation of the Mergers or any of the other Transactions.
(g) Net Asset Value Determinations; No Dilution.   The determination of both the Closing GCIC Net Asset Value and the Closing GBDC Net Asset Value shall have been completed in accordance with Section 2.6. The product of the Exchange Ratio and the GBDC Consideration Value shall be greater than or equal to the Closing GCIC Net Asset Value and the product of the Exchange Ratio and the Closing GBDC Net Asset Value shall be less than or equal to the Closing GCIC Net Asset Value.
8.2 Conditions to Obligations of GBDC and Merger Sub to Effect the Merger.   The obligations of GBDC and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by GBDC, at or prior to the Effective Time, of the following conditions:

(a) Representations and Warranties of GCIC.   (i) The representations and warranties of GCIC set forth in Section 3.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of GCIC set forth in Section 3.8(iii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of GCIC set forth in Sections 3.3(a), 3.3(b)(i), 3.7, 3.20 and 3.21 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of GCIC set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.2(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of GCIC are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of GCIC to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to GCIC. GBDC shall have received a certificate signed on behalf of GCIC by the Chief Executive Officer or the Chief Financial Officer of GCIC to the effect that the conditions set forth in Section 8.2(a)(i), (ii), (iii) and (iv) have been satisfied.
(b) Representations and Warranties of GC Advisors.   The representations and warranties of GC Advisors set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.2(b) shall be deemed to have been satisfied even if any such representations and warranties of GC Advisors are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of GC Advisors to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to GBDC. GBDC shall have received a certificate signed on behalf of GC Advisors by an authorized officer of GC Advisors to the effect that the conditions set forth in Section 8.2(b) have been satisfied.
(c) Performance of Obligations of GCIC.   GCIC shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time. GBDC shall have received a certificate signed on behalf of GCIC by the Chief Executive Officer or the Chief Financial Officer of GCIC to such effect.
(d) Absence of GCIC Material Adverse Effect.   Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of GCIC.
(e) FIRPTA Certificate.   GCIC shall have delivered within 30 days prior to the Closing Date a duly executed certificate stating that GCIC is not and has not been within five years of the date of the certificate a “United States real property holding corporation” within the meaning of Section 897 of the Code in accordance with Treasury Regulations promulgated under Sections 897 and 1445 of the Code.

(f) Federal Tax Opinion.   GBDC shall have received the opinion of its counsel, Dechert LLP, in form and substance as set forth in Exhibit D, dated the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of GCIC and GBDC, in form and substance as set forth in Exhibits B and C. If counsel for GBDC will not render such an opinion, counsel for GCIC may render such opinion to GBDC.
8.3 Conditions to Obligations of GCIC to Effect the Merger.   The obligation of GCIC to effect the Merger is also subject to the satisfaction or waiver by GCIC, at or prior to the Effective Time, of the following conditions:
(a) Representations and Warranties of GBDC.   (i) The representations and warranties of GBDC set forth in Section 4.2(a) shall be true and correct in all respects (other than de minimis inaccuracies) as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of GBDC and Merger Sub set forth in Section 4.8(ii) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (iii) the representations and warranties of GBDC and Merger Sub set forth in Sections 4.3(a), 4.3(b)(i) and 4.7 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); and (iv) the representations and warranties of GBDC and Merger Sub set forth in this Agreement (other than those set forth in the foregoing clauses (i), (ii) and (iii)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.3(a)(iv) shall be deemed to have been satisfied even if any such representations and warranties of GBDC and Merger Sub are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of GBDC and Merger Sub to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to GBDC. GCIC shall have received a certificate signed on behalf of GBDC by the Chief Executive Officer or the Chief Financial Officer of GBDC and Merger Sub to the effect that the conditions set forth in Section 8.3(a)(i), (ii), (iii) and (iv) have been satisfied.
(b) Representations and Warranties of GC Advisors.   The representations and warranties of GC Advisors set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, provided, however, that notwithstanding anything herein to the contrary, the condition set forth in this Section 8.3(b) shall be deemed to have been satisfied even if any such representations and warranties of GC Advisors are not so true and correct, without regard to any Material Adverse Effect or other materiality qualification to such representations and warranties, unless the failure of such representations and warranties of GC Advisors to be so true and correct, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to GCIC. GCIC shall have received a certificate signed on behalf of GC Advisors by an authorized officer of GC Advisors to the effect that the conditions set forth in Section 8.3(b) have been satisfied.

(c) Performance of Obligations of GBDC and Merger Sub.   Each of GBDC and Merger Sub shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time. GCIC shall have received a certificate signed on behalf of GBDC and Merger Sub by the Chief Executive Officer or the Chief Financial Officer of GBDC to such effect.
(d) Absence of GBDC Material Adverse Effect.   Since the date of this Agreement there shall not have occurred any condition, change or event that, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect in respect of GBDC.
(e) Federal Tax Opinion.   GCIC shall have received the opinion of its counsel, Dechert LLP, in form and substance as set forth in Exhibit D, dated the Closing Date, substantially to the effect that, on the basis of facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Closing Date, the Mergers will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of GCIC and GBDC, in form and substance as set forth in Exhibits B and C. If counsel for GCIC will not render such an opinion, counsel for GBDC may render such opinion to GCIC.
8.4 Frustration of Closing Conditions.   None of GBDC, Merger Sub or GCIC may rely on the failure of any condition set forth in this Article VIII to be satisfied to excuse performance by such party of its obligations under this Agreement if such failure was caused by such party’s failure to act in good faith or to use its commercially reasonable efforts to consummate the Merger and the Transactions.
Article IX

TERMINATION AND AMENDMENT
9.1 Termination.   This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the GCIC Matters by the stockholders of GCIC or the GBDC Matters by the stockholders of GBDC:
(a) by mutual consent of GCIC and GBDC in a written instrument authorized by each of the GCIC Board, including a majority of the Independent Directors of GCIC, and the GBDC Board, including a majority of the Independent Directors of GBDC;
(b) by either GCIC or GBDC, if:
(i) any Governmental Entity that must grant a Regulatory Approval has denied approval of the Merger and such denial has become final and nonappealable, or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable Order, or promulgated any other Law permanently enjoining or otherwise prohibiting or making illegal the consummation of the Transactions;
(ii) the Merger shall not have been consummated on or before November 27, 2019 (the “Termination Date”); provided that the right to terminate this Agreement pursuant to this Section 9.1(b)(ii) shall not be available to any party whose failure to fulfill in any material respect any of its obligations under this Agreement has been the cause of, or resulted in, the event giving rise to the failure to close prior to the Termination Date;
(iii) the stockholders of GCIC shall have failed to approve the GCIC Matters by the GCIC Requisite Vote of GCIC’s stockholders at a duly held meeting of GCIC’s stockholders or at any adjournment or postponement thereof at which the GCIC Matters have been voted upon; or
(iv) the stockholders of GBDC shall have failed to approve the GBDC Matters by the GBDC Requisite Vote of GBDC’s stockholders at a duly held meeting of GBDC’s stockholders or at any adjournment or postponement thereof at which the GBDC Matters have been voted upon;
provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that has been the principal cause of or resulted in the failure to consummate the Transactions;

(c) by GCIC, if:
(i) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of GBDC or Merger Sub, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.3(a), (b) or (c), and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within 30 days after the giving of notice thereof by GCIC to GBDC (provided that GCIC is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 8.1, 8.2(a), 8.2(b) or 8.2(c) not to be satisfied);
(ii) prior to obtaining approval of the GBDC Matters by the stockholders of GBDC (A) a GBDC Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) GBDC shall have failed to include in the Joint Proxy Statement/Prospectus the recommendation of the GBDC Board that GBDC’s stockholders vote in favor of the GBDC Matters, (C) a Takeover Proposal is publicly announced and GBDC fails to issue, within 10 Business Days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the GBDC Board that GBDC’s stockholders vote in favor of the GBDC Matters, or (D) a tender or exchange offer relating to any shares of GBDC Common Stock shall have been commenced by a third party and GBDC shall not have sent to its stockholders, within 10 Business Days after the commencement of such tender or exchange offer, a statement disclosing that the GBDC Board recommends rejection of such tender or exchange offer;
(iii) GBDC breaches, in any material respect, its obligations under Section 7.6 or Section 7.8; or
(iv) at any time prior to the time the approval of stockholders with respect to the GCIC Matters is obtained, (A) GCIC is not in material breach of any of the terms of this Agreement, (B) the GCIC Board, including a majority of the Independent Directors of GCIC, authorizes GCIC, subject to complying with the terms of this Agreement (including Section 7.7(b)), to enter into, and GCIC enters into, a definitive Contract with respect to a GCIC Superior Proposal and (C) GCIC, prior to such termination, pays to GBDC in immediately available funds any fees required to be paid pursuant to Section 9.2(a).
(d) by GBDC, if:
(i) there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of GCIC, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 8.2(a), (b) or (c), and such breach is not curable prior to the Termination Date or if curable prior to the Termination Date, has not been cured within 30 days after the giving of notice thereof by GBDC to GCIC (provided that GBDC is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 8.1, 8.3(a), 8.3(b) or 8.3(c) not to be satisfied);
(ii) prior to obtaining approval of the GCIC Matters by the stockholders of GCIC (A) a GCIC Adverse Recommendation Change and/or Takeover Approval shall have occurred, (B) GCIC shall have failed to include in the Joint Proxy Statement/Prospectus the recommendation of the GCIC Board that GCIC’s stockholders vote in favor of the GCIC Matters, including the Merger and the other Transactions, (C) a Takeover Proposal is publicly announced and GCIC fails to issue, within 10 Business Days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the GCIC Board that GCIC’s stockholders vote in favor of the GCIC Matters, including the Merger and the other Transactions or (D) a tender or exchange offer relating to any shares of GCIC Common Stock shall have been commenced by a third party and GCIC shall not have sent to its stockholders, within 10 Business Days after the commencement of such tender or exchange offer, a statement disclosing that the GCIC Board recommends rejection of such tender or exchange offer;
(iii) GCIC breaches, in any material respect, its obligations under Section 7.6 or Section 7.7; or

(iv) at any time prior to the time the approval of stockholders with respect to the GBDC Matters is obtained, (A) GBDC is not in material breach of any of the terms of this Agreement, (B) the GBDC Board, including a majority of the Independent Directors of GBDC authorizes GBDC, subject to complying with the terms of this Agreement (including Section 7.8(b)), to enter into, and GBDC enters into, a definitive Contract with respect to a GBDC Superior Proposal and (C) GBDC prior to such termination pays to GCIC in immediately available funds any fees required to be paid pursuant to Section 9.2(b).
The party desiring to terminate this Agreement pursuant to Section 9.1 shall give written notice of such termination to the other party in accordance with Section 11.2, specifying the provision or provisions hereof pursuant to which such termination is effected.
9.2 Termination Fee.
(a) If this Agreement shall be terminated:
(i) by GBDC pursuant to Section 9.1(d)(ii) or Section 9.1(d)(iii);
(ii) by GCIC pursuant to Section 9.1(c)(iv); or
(iii) (A) by (x) GBDC or GCIC pursuant to Section 9.1(b)(ii) or Section 9.1(b)(iii) or (y) GBDC pursuant to Section 9.1(d)(i) (solely to the extent that GCIC has committed a willful or intentional breach), (B) a Takeover Proposal has been publicly disclosed after the date of this Agreement and, prior to the date of such termination, has not been withdrawn (1) with respect to any termination pursuant to Section 9.1(b)(ii) or Section 9.1(d)(i), prior to the date of such termination and (2) with respect to any termination pursuant to Section 9.1(b)(iii), prior to the time of the duly held GCIC Stockholders Meeting, and (C) GCIC enters into a definitive Contract with respect to such Takeover Proposal within twelve (12) months after such termination, and such Takeover Proposal is subsequently consummated (regardless of whether such consummation happens prior to or following such twelve (12)-month period); provided, that for purposes of this Section 9.2(a)(iii), the term “Takeover Proposal” will have the meaning assigned to such term in Article X, except that references to “25%” will be deemed to be references to “50%”, then GCIC shall (A) in the case of Section 9.2(a)(i), no later than two (2) Business Days after the date of such termination, (B) in the case of Section 9.2(a)(ii), prior to, and as a condition to such termination, and (C) in the case of Section 9.2(a)(iii), within two (2) Business Days after the date that such Takeover Proposal is consummated, in each case pay GBDC, subject to applicable Law, a non-refundable fee in an amount equal to $29,000,000.00 (the “GCIC Termination Fee”) as liquidated damages and full compensation hereunder, by wire transfer of immediately available funds to an account designated in writing to GCIC by GBDC if GBDC shall have furnished to GCIC wire payment instructions prior to the date of payment or, otherwise, by certified or official bank check. In the event that the GCIC Termination Fee becomes payable and is paid by GCIC pursuant to this Section 9.2(a), the GCIC Termination Fee shall be GBDC’s and Merger Sub’s sole and exclusive remedy for monetary damages under this Agreement.
(b) If this Agreement shall be terminated:
(i) by GCIC pursuant to Section 9.1(c)(ii) or Section 9.1(c)(iii);
(ii) by GBDC pursuant to Section 9.1(d)(iv); or
(iii) (A) by (x) GBDC or GCIC pursuant to Section 9.1(b)(ii) or Section 9.1(b)(iv) or (y) GCIC pursuant to Section 9.1(c)(i) (solely to the extent that GBDC has committed a willful or intentional breach), (B) a Takeover Proposal has been publicly disclosed after the date of this Agreement and, prior to the date of such termination, has not been withdrawn (1) with respect to any termination pursuant to Section 9.1(b)(ii) and Section 9.1(c)(i), prior to the date of such termination and (2) with respect to any termination pursuant to Section 9.1(b)(iv), prior to the time of the duly held GBDC Stockholders Meeting, and (C) GBDC enters into a definitive Contract with respect to such Takeover Proposal within twelve (12) months after such termination, and such Takeover Proposal is subsequently consummated (regardless of whether such consummation happens prior to or following such twelve (12)-month period); provided, that for purposes of this Section 9.2(b)(iii), the term “Takeover Proposal” will have the meaning assigned to such term in Article X, except that references to “25%” will be deemed to be references to “50%”, then GBDC shall (A) in the case of Section 9.2(b)(i), no later than two (2) Business Days after the date of such termination, (B) in the case of Section 9.2(b)(ii), prior to, and as a condition to such termination, and (C) in the case of Section 9.2(b)(iii), within two (2) Business Days after the date that such Takeover Proposal is consummated, in each case, pay GCIC, subject to applicable Law, a non-refundable fee in an amount equal to $29,000,000.00 (the “GBDC Termination Fee”) as liquidated damages and full compensation hereunder, by wire transfer of immediately available funds to an account designated in writing to GBDC by GCIC if GCIC shall have furnished to GBDC wire payment instructions prior to the date of payment or, otherwise, by certified or official bank check. In the event that the GBDC Termination Fee becomes payable and is paid by GBDC pursuant to this Section 9.2(b), the GBDC Termination Fee shall be GCIC’s sole and exclusive remedy for monetary damages under this Agreement.
(c) The parties acknowledge that the agreements contained in this Section 9.2 are an integral part of the Transactions, that without these agreements each party would not have entered into this Agreement, and that any amounts payable pursuant to this Section 9.2 do not constitute a penalty. If GBDC fails to pay any amounts due to GCIC pursuant to this Section 9.2 within the time periods specified in this Section 9.2 or GCIC fails to pay GBDC any amounts due to GBDC pursuant to this Section 9.2 within the time periods specified in this Section 9.2, GBDC or GCIC, as applicable, shall pay reasonable and documented out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses) incurred by GCIC or GBDC, as applicable, in connection with any action, including the filing of any lawsuit, taken to collect payment of such amounts, together with interest on such unpaid amounts from the date payment of such amounts was due at the prime lending rate in effect on the date payment was due as published in The Wall Street Journal (or any successor publication thereto), calculated on a daily basis from the date such amounts were required to be paid until the date of actual payment.
9.3 Effect of Termination.   In the event of termination of this Agreement by either GCIC or GBDC as provided in Section 9.1, this Agreement shall forthwith become void and have no effect, and none of GBDC, Merger Sub, GCIC, any of their respective Affiliates or Consolidated Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the Transactions, except that Section 7.9(b), Article IX and Article XI (including, in each case, any applicable definitions) shall survive any termination of this Agreement; provided, however, that nothing herein shall relieve any party from any liabilities for damages incurred or suffered by another party arising out of the willful or intentional breach by such party of any provision of this Agreement or a failure or refusal by such party to consummate this Agreement and the Transactions when such party was obligated to do so in accordance with the terms hereof.
9.4 Fees and Expenses.   Subject to Section 9.2, except with respect to (i) costs and expenses of printing and mailing the Registration Statement and all filing and other fees paid to the SEC in connection with the Merger, (ii) all filing and other fees in connection with any filing under the HSR Act and (iii) fees and expenses for legal services to GCIC, GBDC and Merger Sub in connection with the Merger Agreement and the Transactions, which, in each case, shall be borne equally by GBDC and GCIC, all fees and expenses incurred in connection with the Merger, this Agreement and the Transactions shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.
9.5 Amendment.   This Agreement may be amended by the parties, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the GBDC Matters by the stockholders of GBDC or the GCIC Matters by the stockholders of GCIC; provided, however, that after any approval of the GBDC Matters by the stockholders of GBDC or the GCIC Matters by the stockholders of GCIC, there may not be, without further approval of such stockholders, any amendment of this Agreement that requires such further approval under applicable Law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

9.6 Extension; Waiver.   At any time prior to the Effective Time, each party, by action taken or authorized by the GCIC Board, including a majority of the Independent Directors of GCIC, or the GBDC Board, including a majority of the Independent Directors of GBDC, as applicable, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties contained in this Agreement or (c) waive compliance by the other parties with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other non-compliance.
Article X

CERTAIN DEFINITIONS
“Affiliate” of a Person means any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the first Person (it being understood that no portfolio company in which any Person has, directly or indirectly, made a debt or equity investment that is, would or should be reflected in the schedule of investments included in the quarterly or annual reports of such Person that are filed with the SEC shall be an Affiliate of such Person).
“Business Day” means any day other than a Saturday or Sunday or a day on which banks are required or authorized to close in the City of New York.
“Consolidated Subsidiary”, when used with respect to any Person, means any corporation, partnership, limited liability company or other Person, whether incorporated or unincorporated, that is consolidated with such Person for financial reporting purposes under GAAP.
“Contract” means any agreement, contract, lease, mortgage, evidence of indebtedness, indenture, license or instrument, whether oral or written, and shall include each amendment, supplement and modification to the foregoing, to which a Person or any of its Consolidated Subsidiaries is a party or by which any of them may be bound.
“EDGAR” means the SEC’s Electronic Data Gathering Analysis and Retrieval System.
“Environmental Laws” means applicable Laws regulating, relating to or imposing liability or standards of conduct concerning the use, storage, handling, disposal or release of any Hazardous Substance, as in effect on the date of this Agreement.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.
“Exchange Ratio” means 0.865.
“GBDC Consideration Value” means the greater of  (i) the closing price per share of GBDC Common Stock on the Nasdaq on either the Determination Date or, if the Nasdaq is closed on the Determination Date, the most recent trading day prior to the Determination Date and (ii) the Closing GBDC Net Asset Value.
“GBDC Matters” means (i) the proposed issuance of GBDC Common Stock in connection with the Merger, (ii) the New Investment Advisory Agreement and (iii) any other matters required to be approved or adopted by the stockholders of GBDC in order to effect the Transactions.
“GBDC Requisite Vote” means (i) with respect to the approval of the issuance of shares of GBDC Common Stock as Merger Consideration, the approval of at least a majority of the votes cast by holders of GBDC Common Stock at a meeting at which a quorum is present and (ii) with respect to the amendment of the GBDC Investment Advisory Agreement, the approval of the lesser of  (1) 67% of the GBDC Common Stock present at a meeting of the stockholders of GBDC if the holders of more than 50% of the outstanding shares of GBDC Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of GBDC Common Stock.

“GBDC SLF” means Senior Loan Fund LLC, a Delaware limited liability company.
“GBDC Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, GBDC or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of GBDC or more than 75% of the assets of GBDC on a consolidated basis (a) on terms which the GBDC Board determines in good faith to be superior for the stockholders of GBDC (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to the payment of the GBDC Termination Fee and any alternative proposed by GCIC in accordance with Section 7.8), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by GBDC Board (including a majority of the Independent Directors of GBDC) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.
“GCIC Administration Agreement” means the administration agreement between GCIC and Golub Capital LLC in effect as of the date of this Agreement.
“GCIC Advisory Agreement” means the investment advisory agreement between GCIC and GC Advisors in effect as of the date of this Agreement.
“GCIC Matters” means (i) the proposed Merger and (ii) any other matters required to be approved or adopted by the stockholders of GCIC in order to effect the Transactions.
“GCIC SLF” means GCIC Senior Loan Fund LLC, a Delaware limited liability company.
“GCIC Subscription Agreements” means the subscription agreements entered into prior to the date of this Agreement by and between GCIC and investors providing for the private placement of GCIC’s common stock pursuant to capital commitments from investors, true and complete copies of which have been delivered or made available to GBDC.
“GCIC Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, GCIC or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of GCIC or more than 75% of the assets of GCIC on a consolidated basis (a) on terms which the GCIC Board determines in good faith to be superior for the stockholders of GCIC (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to the payment of the GCIC Termination Fee and any alternative proposed by GBDC in accordance with Section 7.7), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the GCIC Board (including a majority of the Independent Directors of GCIC) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.
“GCIC Trademark License Agreement” means the trademark license agreement between GCIC and Golub Capital LLC in effect as of the date of this Agreement.
“Governmental Entity” means any federal, state, local, or foreign government or other governmental body, any agency, commission or authority thereof, any regulatory or administrative authority, any quasi-governmental body, any self-regulatory agency, any court, tribunal, or judicial body, or any political subdivision, department or branch of any of the foregoing.
“Hazardous Substance” means any substance to the extent presently listed, defined, designated or classified as hazardous, toxic or radioactive under any applicable Environmental Law.

“Indebtedness” shall mean (a) any indebtedness or other obligation for borrowed money, (b) any indebtedness evidenced by a note, bond, debenture or similar instrument, (c) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations, (d) any capitalized lease obligations, (e) any direct or contingent obligations under letters of credit, bankers’ acceptances, bank guarantees, surety bonds and similar instruments, each to the extent drawn upon and unpaid, (f) any obligation to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business) and (g) guarantees in respect of clauses (a) through (f), in each case excluding obligations to fund commitments to portfolio companies entered into the in the ordinary course of business.
“Independent Director” means, with respect to GBDC or GCIC, each director who is not an “interested person” of GBDC or GCIC, as the case may be, as defined in the Investment Company Act.
“Intervening Event” means with respect to any party any event, change or development first occurring or arising after the date hereof that is material to, as applicable, GBDC and its Consolidated Subsidiaries, taken as a whole, or GCIC and its Consolidated Subsidiaries, taken as whole, that was not known to, or reasonably foreseeable by, any member of the party’s board of directors, as of or prior to the date hereof and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by such party (or to be refrained from being taken by such party) pursuant to, this Agreement; provided, however, that in no event shall the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of  “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); (b) any change in the price, or change in trading volume, of the GBDC Common Stock (provided, however, that the exception to this clause (b) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred); (c) changes in general economic, social or political conditions or the financial markets in general; or (d) general changes or developments in the industries in which the applicable party and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries.
“Investment Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder.
“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.
“knowledge” means (i) for GCIC, the actual knowledge of its executive officers and directors set forth in Section 9 of GCIC Disclosure Schedule, (ii) for GBDC, the actual knowledge of its executive officers and directors set forth in Section 9 of the GBDC Disclosure Schedule and (iii) for GC Advisors, the actual knowledge of its executive officers and directors set forth in Section 9 of GC Advisors Disclosure Schedule.
“Law” means any federal, state, local or foreign law (including the common law), statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction or any Permit or similar right granted by any Governmental Entity.
“Liens” means all security interests, liens, claims, pledges, easements, mortgages, rights of first offer or refusal or other encumbrances.
“Material Adverse Effect” means, with respect to GBDC, GCIC or GC Advisors, as the case may be, any event, development, change, effect or occurrence (each, an “Effect”) that is, or would reasonably be expected to be, individually or in the aggregate, materially adverse to (i) the business, operations, condition (financial or otherwise) or results of operations of such party and its Consolidated Subsidiaries, taken as a whole, other than (A) any Effect resulting from or attributable to (1) changes in general economic, social or political conditions or the financial markets in general, (2) general changes or developments in the industries in which such party and its Consolidated Subsidiaries operate, including general changes in Law after the date hereof across such industries, except, in the case of the foregoing clauses (1) and (2), to the extent such changes or developments referred to therein have a materially disproportionate adverse impact on such party and its Consolidated Subsidiaries, taken as a whole, relative to other participants of similar sizes engaged in the industries in which such party conducts its businesses or (3) the announcement of this Agreement or the Transactions or the identities of the parties to this Agreement or (B) any failure to meet internal or published projections or forecasts for any period, as the case may be, or, in the case of GBDC, any decline in the price of shares of GBDC Common Stock, on the Nasdaq or trading volume of GBDC Common Stock (provided that the underlying causes of such failure or decline shall be considered in determining whether there is a Material Adverse Effect) or (ii) the ability of such party to timely perform its material obligations under this Agreement or consummate the Merger and the other Transactions.
“Order” means any writ, injunction, judgment, order or decree entered, issued, made or rendered by any Governmental Entity.
“Permit” means any license, permit, variance, exemption, approval, qualification, or Order of any Governmental Entity.
“Permitted Indebtedness” means Indebtedness of GBDC or GCIC, as applicable, and is respective Consolidated Subsidiaries (i) outstanding as of the date of this Agreement or (ii) Indebtedness incurred after the date of this Agreement to the extent permitted by the 1940 Act that is substantially consistent with the past practices of GBDC or GCIC, as applicable.
“Permitted Issuances” means issuances of shares of GBDC Common Stock in a public or private offering consistent with past practices of GBDC at prices at or above the net asset value per share of GBDC Common Stock as of such offering.
“Person” means an individual, a (general or limited) partnership, a corporation, a limited liability company, an association, a trust, a joint venture, a Governmental Entity or other legal entity or organization.
“Previously Disclosed” means information (i) with respect to GCIC, (A) set forth by GCIC in the GCIC Disclosure Schedule or (B) previously disclosed since the Applicable Date in any GCIC SEC Report, and (ii) with respect to GBDC, (A) set forth by GBDC in the GBDC Disclosure Schedule or (B) previously disclosed since the Applicable Date in any GBDC SEC Report; provided, however, that any risk factor disclosures contained under the heading “Risk Factors,” any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly predictive or forward-looking in nature in any GCIC SEC Report or GBDC SEC Report, as the case may be, shall not be deemed to be “Previously Disclosed.”
“Proceeding” means an action, suit, arbitration, investigation, examination, litigation, lawsuit or other proceeding, whether civil, criminal or administrative.
“Regulatory Approvals” means all applications and notices with, and receipt of consents, authorizations, approvals, exemptions or nonobjections from any Governmental Entity.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules promulgated thereunder.
“Takeover Proposal” means any inquiry, proposal, discussions, negotiations or offer from any Person or group of Persons (other than GBDC or GCIC or any of their respective Affiliates) (a) with respect to a merger, consolidation, tender offer, exchange offer, stock acquisition, asset acquisition, share exchange, business combination, recapitalization, liquidation, dissolution, joint venture or similar transaction involving GCIC or GBDC, as applicable, or any of such party’s respective Consolidated Subsidiaries, as applicable, or (b) relating to any direct or indirect acquisition, in one transaction or a series of transactions, of  (i) assets or businesses (including any mortgage, pledge or similar disposition thereof but excluding any bona fide financing transaction) that constitute or represent, or would constitute or represent if such transaction is consummated, 25% or more of the total assets, net revenue or net income of GCIC or GBDC, as applicable, and such party’s respective Consolidated Subsidiaries, taken as a whole, or (ii) 25% or more of the outstanding shares of capital stock of, or other equity or voting interests in, GCIC or in any of GCIC’s Consolidated Subsidiaries or, GBDC or in any of GBDC’s Consolidated Subsidiaries, as applicable, in each case other than the Merger and the other Transactions.

“Tax” means all federal, state, local, and foreign income, excise, gross receipts, gross income, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, franchise, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon.
“Tax Dividend” means a dividend or dividends, with respect to any applicable tax year, which is deductible pursuant to the dividends paid deduction under Section 562 of the Code, and shall have the effect of distributing to GCIC’s stockholders all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code), (ii) any prior year shortfall as determined under Section 4982(b)(2) of the Code, (iii) amounts constituting the excess of  (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iv) net capital gain (within the meaning of Section 1222(11) of the Code), if any, in each case recognized either in the applicable tax year or any prior tax year.
“Tax Return” means a report, return, statement, form or other information (including any schedules, attachments or amendments thereto) required to be supplied to a Governmental Entity with respect to Taxes including, where permitted or required, consolidated, combined or unitary returns for any group of entities.
“Trading Day” shall mean a day on which shares of GBDC Common Stock are traded on Nasdaq.
“Transactions” means the transactions contemplated by this Agreement, including the Mergers.
“Treasury Regulations” means all final and temporary federal income tax regulations, as amended from time to time, issued under the Code by the United States Treasury Department.
Table of Definitions
Term:	Section:
Acceptable Courts	11.6
Agreement	Preamble
Applicable Date	3.5(a)
Articles of Merger	1.3
Bankruptcy and Equity Exception	3.3(a)
BDC	Recitals
Cancelled Shares	1.5(b)
Closing	1.2
Closing Date	1.2
Closing GBDC Net Asset Value	2.6(b)
Closing GCIC Net Asset Value	2.6(a)
Code	Recitals
Current D&O Insurance	7.5(b)
DE SOS	3.4
Determination Date	2.6(a)
DGCL	1.9
Disclosure Schedule	11.9
DOJ	7.1(a)
Effective Time	1.3
Employee Benefit Plans	3.13
Exchange Fund	2.3
EY	3.6(a)
FTC	7.1(a)

Term:	Section:
GAAP	3.6(a)
GBDC	Preamble
GBDC Adverse Recommendation Change	7.8(a)
GBDC Balance Sheet	4.6(b)
GBDC Board	Recitals
GBDC Bylaws	4.1(b)
GBDC Capitalization Date	4.2(a)
GBDC Charter	4.1(b)
GBDC Common Stock	1.5(b)
GBDC Disclosure Schedule	11.9
GBDC Insurance Policy	4.15
GBDC Intellectual Property Rights	4.16
GBDC Intervening Event Notice Period	7.8(e)
GBDC Intervening Event Recommendation Change	7.8(e)
GBDC Material Contracts	4.14(a)
GBDC Recommendation	7.8(a)
GBDC SEC Reports	4.5(a)
GBDC Stockholders Meeting	4.3(a)
GBDC Termination Fee	9.2(b)
GBDC Voting Debt	4.2(a)
GC Advisor	Preamble
GC Advisors Disclosure Schedule	11.9
GCIC	Preamble
GCIC Adverse Recommendation Change	7.7(a)
GCIC Balance Sheet	3.6(b)
GCIC Board	Recitals
GCIC Bylaws	3.1(b)
GCIC Capitalization Date	3.2(a)
GCIC Charter	3.1(b)
GCIC Common Stock	1.5(b)
GCIC Disclosure Schedule	11.9
GCIC Insurance Policy	3.15
GCIC Intellectual Property Rights	3.16
GCIC Intervening Event Notice Period	7.7(e)
GCIC Intervening Event Recommendation Change	7.7(e)
GCIC Material Contracts	3.14(a)
GCIC Recommendation	7.7(a)
GCIC Requisite Vote	3.3(a)
GCIC SEC Reports	3.5(a)
GCIC Stockholders Meeting	3.3(a)
GCIC Termination Fee	9.2(a)
HSR Act	3.4
Indemnified Liabilities	7.5(a)
Indemnified Parties	7.5(a)

Term:	Section:
Indemnified Party	7.5(a)
Intellectual Property Rights	3.16
IRS	3.11(a)
Joint Proxy Statement/Prospectus	3.4
Merger	Recitals
Mergers	Recitals
Merger Consideration	1.5(c)
Merger Sub	Preamble
MGCL	1.1
Nasdaq	2.2
New Investment Advisory Agreement	Recitals
Notice of a GBDC Superior Proposal	7.8(b)
Notice of a GCIC Superior Proposal	7.7(b)
Paying and Exchange Agent	2.3
Registration Statement	3.4
Representatives	7.6(a)
RIC	3.11(b)
Rights	3.2(a)
Sarbanes Oxley Ac	3.6(g)
SDAT	1.3
Second Merger	Recitals
Surviving Company	Recitals
Tail Period	7.5(b)
Takeover Approval	7.7(a)(ii)
Takeover Proposal	9.2(a)(iii)
Takeover Statutes	3.20
Terminations	1.9
Termination Date	9.1(b)(ii)
Voting Debt	3.2(a)
Article XI
GENERAL PROVISIONS
11.1 Nonsurvival of Representations, Warranties and Agreements.   None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for and subject to Section 7.5 and Section 9.4 and for those other covenants and agreements contained in this Agreement that by their express terms apply or are to be performed in whole or in part after the Effective Time.
11.2 Notices.   All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via email (provided that the transmission is followed up within one Business Day by dispatch pursuant to one of the other methods described herein), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):
If to GCIC, to:
666 Fifth Avenue, 18th Floor
New York, NY 10103

Attention:
David B. Golub

Email:
dgolub@golubcapital.com

with a copy, which will not constitute notice, to:
Dechert LLP
Three Bryant Park
1095 Avenue of the Americas
New York, NY 10036
Attention:
Thomas J. Friedmann, Esq.
Eric Siegel, Esq.

Email:
thomas.friedmann@dechert.com
eric.siegel@dechert.com

and
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174
Attention:
Thomas R. Westle, Esq.

E-mail:
twestle@blankrome.com

If to GBDC or Merger Sub, to:
666 Fifth Avenue, 18th Floor
New York, NY 10103
Attention:
David B. Golub

Email:
dgolub@golubcapital.com

with a copy, which will not constitute notice, to:
Dechert LLP
Three Bryant Park
1095 Avenue of the Americas
New York, NY 10036
Attention:
Thomas J. Friedmann, Esq.

Eric S. Siegel, Esq.

Email:
thomas.friedmann@dechert.com

eric.siegel@dechert.com

and
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174
Attention:
Thomas R. Westle, Esq.

E-mail:
twestle@blankrome.com

Each such notice or other communication shall be effective upon receipt (or refusal of receipt).
11.3 Interpretation; Construction.   When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to an Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The terms “cash,” “dollars” and “$” mean United States dollars. All schedules and exhibits hereto shall be deemed part of this Agreement and included in any reference to this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants and restrictions contained in this

Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that any term, provision, covenant or restriction is invalid, void or unenforceable, it is the express intention of the parties that such term, provision, covenant or restriction be enforced to the maximum extent permitted. The parties have jointly participated in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
11.4 Counterparts.   This Agreement may be executed in two or more counterparts (including by facsimile or other electronic means), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties (including by facsimile or other electronic means), it being understood that each party need not sign the same counterpart.
11.5 Entire Agreement.   This Agreement (including the documents and the instruments referred to in this Agreement) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement.
11.6 Governing Law; Jurisdiction; Waiver of Jury Trial.   This Agreement shall be governed and construed in accordance with the Laws of the State of Maryland applicable to contracts made and performed entirely within such state, without regard to any applicable conflicts of law principles that would cause the application of the Laws of another jurisdiction, except to the extent (a) governed by the Investment Company Act, in which case the Investment Company Act shall control and (b) the Second Merger is governed by the DGCL, in which case the DGCL shall control. The parties hereto agree that any Proceeding brought by any party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions shall be brought in the Circuit Court for Baltimore City, Maryland, or if jurisdiction over the matter is vested exclusively in federal courts, the United States District Court for the District of Maryland, and the appellate courts to which orders and judgments therefore may be appealed (collectively, the “Acceptable Courts”). In any such judicial proceeding, each of the parties further consents to the assignment of any proceeding in the Circuit Court for Baltimore City, Maryland to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 (or any successor thereof). Each of the parties hereto submits to the jurisdiction of any Acceptable Court in any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the Transactions and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such Proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any Proceeding in any such Acceptable Court or that any such Proceeding brought in any such Acceptable Court has been brought in an inconvenient forum. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. Each party hereto (a) certifies that no representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver, (b) certifies that it makes this waiver voluntarily and (c) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 11.6.
11.7 Assignment; Third Party Beneficiaries.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any of the parties (whether by operation of law or otherwise) without the prior written consent of the other parties. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 7.5, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement.

11.8 Specific Performance.   The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal or state court located in the State of Maryland, without proof of actual damages (and each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which such party is entitled at law or in equity. Each of the parties hereto agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party hereto has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity.
11.9 Disclosure Schedule.   Before entry into this Agreement, GBDC, GCIC and GC Advisors each delivered to the other party a schedule (the “GBDC Disclosure Schedule”, the “GCIC Disclosure Schedule” and the “GC Advisors Disclosure Schedule”, respectively, each, a “Disclosure Schedule”) that sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Article III or Article IV, as applicable, or to one or more covenants contained herein; provided, however, that notwithstanding anything in this Agreement to the contrary, the mere inclusion of an item as an exception to a representation or warranty shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would be reasonably likely to have a Material Adverse Effect. Each Disclosure Schedule shall be numbered to correspond with the sections and subsections contained in this Agreement. The disclosure in any section or subsection of each Disclosure Schedule, shall qualify only (i) the corresponding section or subsection, as the case may be, of this Agreement, (ii) other sections or subsections of this Agreement to the extent specifically cross-referenced in such section or subsection thereof, and (iii) other sections or subsections of this Agreement to the extent it is reasonably apparent from a reading of the disclosure that such disclosure is applicable to such other sections or subsections.
[Signature Page Follows]

IN WITNESS WHEREOF, GCIC, GBDC, Merger Sub and GC Advisors have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.
GCIC:

GOLUB CAPITAL INVESTMENT CORPORATION
By:
/s/ David B. Golub

Name: David B. Golub
Title:   President and Chief Executive Officer
GBDC:

GOLUB CAPITAL BDC, INC.
By:
/s/ David B. Golub

Name: David B. Golub
Title:   Chief Executive Officer
MERGER SUB:

FIFTH AVE SUBSIDIARY INC.
By:
/s/ David B. Golub

Name: David B. Golub
Title:   President and Chief Executive Officer
GC ADVISORS:

GC ADVISORS LLC
By:
/s/ David B. Golub

Name: David B. Golub
Title:   President
[Signature Page to Agreement and Plan of Merger]

GOLUB CAPITAL LLC
(solely for purposes of Section 1.9)
By:
/s/ David B. Golub

Name: David B. Golub
Title:   President
[Signature Page to Agreement and Plan of Merger]

AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER
THIS AMENDMENT NO. 1 (this “Amendment”) to Agreement and Plan of Merger, dated as of November 27, 2018 (the “Original Agreement”) is made and entered into as of this 21st day of December 2018, by and among Golub Capital Investment Corporation, a Maryland corporation, Golub Capital BDC, Inc., a Delaware corporation (“GBDC”), Fifth Ave Subsidiary Inc., a Maryland corporation and wholly-owned subsidiary of GBDC, GC Advisors LLC, a Delaware limited liability company, and, solely for purposes of Section 1.9 thereof, Golub Capital LLC (collectively, the “Parties”). Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Original Agreement.
RECITALS
The Parties desire to amend the Original Agreement to amend the definition of  “GBDC Requisite Vote” in the Original Agreement to include the amendment of the GBDC Charter increase in the authorized capital stock of GBDC in connection with GBDC’s issuance of GBDC Common Stock as Merger Consideration and to make certain conforming changes as set forth in this Amendment.
NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1. Amendments.   Effective as of the date of this Amendment:
a. Section 4.3(a) in the Original Agreement is amended such that the fourth sentence is deleted in its entirety and replaced by the following:
Except for obtaining from GBDC’s stockholders the GBDC Requisite Vote to approve the GBDC Matters, the Merger and the other Transactions have been authorized by all necessary corporate action.
b. Section 4.4 is amended such that subsection (iii) in the Original Agreement is deleted in its entirety and replaced by the following:
(iii) the filing with, and the acceptance for record of each such filing by, the DE SOS of  (a) a certificate of amendment to the GBDC Charter to increase the authorized number of shares of GBDC Common Stock and (b) the Certificate of Merger in respect of the Second Merger,
c. Article X is amended such that the definition of  “GBDC Requisite Vote” in the Original Agreement is deleted in its entirety and replaced by following:
“GBDC Requisite Vote” means (i) with respect to the issuance of shares of GBDC Common Stock as Merger Consideration, the approval of at least a majority of the votes cast by holders of GBDC Common Stock at a meeting at which a quorum is present, (ii) with respect to the New Investment Advisory Agreement, the approval of the lesser of  (1) 67% of the GBDC Common Stock present at a meeting of the stockholders of GBDC if the holders of more than 50% of the outstanding shares of GBDC Common Stock are present or represented by proxy or (2) more than 50% of the outstanding shares of GBDC Common Stock and (iii) with respect to the amendment of the GBDC Charter to increase the authorized capital stock of GBDC to 201,000,000 shares, consisting of 200,000,000 shares of GBDC Common Stock and 1,000,000 shares of preferred stock, par value $0.001, the approval of holders of a majority of the outstanding shares of GBDC Common Stock entitled to vote at a duly held meeting of GBDC stockholders.
2. Miscellaneous.
a. This Amendment shall only serve to amend and modify the Original Agreement to the extent specifically provided herein. All terms, conditions, provisions and references of and to the Original Agreement which are not specifically modified and/or amended herein shall remain in full force and effect and shall not be altered by any provisions herein contained. On and after the date of this Amendment, each reference in the Original Agreement to the “Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Original Agreement in any other agreements, documents or instruments executed and delivered pursuant to the Original Agreement, shall mean and be a reference to the Original Agreement, as amended by this Amendment; provided that references to “the date of this Agreement,” “the date hereof,” and other similar references in the Original Agreement shall continue to refer to the date of the Original Agreement and not to the date of this Amendment.
b. This Amendment shall be subject to the general provisions contained in Article XI of the Original Agreement, which are incorporated by reference herein, in each case, mutatis mutandis.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.
GOLUB CAPITAL INVESTMENT CORPORATION
By:	/s/ David B. Golub Name: David B. Golub Title: President and Chief Executive Officer
GOLUB CAPITAL BDC, INC.
By:	/s/ David B. Golub Name: David B. Golub Title: Chief Executive Officer
FIFTH AVE SUBSIDIARY INC.
By:	/s/ David B. Golub Name: David B. Golub Title: President and Chief Executive Officer
[Signature Page to Amendment No. 1 to Agreement and Plan of Merger]

GC Advisors LLC
By:	/s/ David B. Golub Name: David B. Golub Title: President
GOLUB CAPITAL LLC
By:	/s/ David B. Golub Name: David B. Golub Title: President
[Signature Page to Amendment No. 1 to Agreement and Plan of Merger]

AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER
THIS AMENDMENT NO. 2 (this “Amendment”) to Agreement and Plan of Merger, dated as of November 27, 2018, as amended by Amendment No. 1 to Agreement and Plan of Merger, dated as of December 21, 2018 (as amended, the “Original Agreement”) is made and entered into as of this 11th day of July 2019, by and among Golub Capital Investment Corporation, a Maryland corporation, Golub Capital BDC, Inc., a Delaware corporation (“GBDC”), Fifth Ave Subsidiary Inc., a Maryland corporation and wholly-owned subsidiary of GBDC, GC Advisors LLC, a Delaware limited liability company, and, solely for purposes of Section 1.9 thereof, Golub Capital LLC (collectively, the “Parties”). Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Original Agreement.
RECITALS
The Parties desire to amend the Original Agreement to remove the provisions regarding payment of the GBDC Termination Fee and the GCIC Termination Fee and to make certain conforming changes as set forth in this Amendment.
NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1. Amendments.   Effective as of the date of this Amendment:
a. Section 9.2 in the Original Agreement is deleted in its entirety.
b. Section 9.1 is amended such that subsection (c)(iv) in the Original Agreement is deleted in its entirety and replaced by the following:
(iv) at any time prior to the time the approval of stockholders with respect to the GCIC Matters is obtained, (A) GCIC is not in material breach of any of the terms of this Agreement and (B) the GCIC Board, including a majority of the Independent Directors of GCIC, authorizes GCIC, subject to complying with the terms of this Agreement (including Section 7.7(b)), to enter into, and GCIC enters into, a definitive Contract with respect to a GCIC Superior Proposal.
c. Section 9.1 is amended such that subsection (d)(iv) in the Original Agreement is deleted in its entirety and replaced by the following:
(iv) at any time prior to the time the approval of stockholders with respect to the GBDC Matters is obtained, (A) GBDC is not in material breach of any of the terms of this Agreement and (B) the GBDC Board, including a majority of the Independent Directors of GBDC authorizes GBDC, subject to complying with the terms of this Agreement (including Section 7.8(b)), to enter into, and GBDC enters into, a definitive Contract with respect to a GBDC Superior Proposal.
d. Article X is amended such that the definition of  “GBDC Superior Proposal” in the Original Agreement is deleted in its entirety and replaced by following:
“GBDC Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, GBDC or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of GBDC or more than 75% of the assets of GBDC on a consolidated basis (a) on terms which the GBDC Board determines in good faith to be superior for the stockholders of GBDC (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by GCIC in accordance with Section 7.8), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by GBDC Board (including a majority of the Independent Directors of GBDC) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.

e. Article X is amended such that the definition of  “GCIC Superior Proposal” in the Original Agreement is deleted in its entirety and replaced by following:
“GCIC Superior Proposal” means a bona fide written Takeover Proposal that was not knowingly solicited by, or the result of any knowing solicitation by, GCIC or any of its Consolidated Subsidiaries or by any of their respective Affiliates or Representatives in violation of this Agreement, made by a third party that would result in such third party becoming the beneficial owner, directly or indirectly, of more than 75% of the total voting power of GCIC or more than 75% of the assets of GCIC on a consolidated basis (a) on terms which the GCIC Board determines in good faith to be superior for the stockholders of GCIC (in their capacity as stockholders), taken as a group, from a financial point of view as compared to the Merger (after giving effect to any alternative proposed by GBDC in accordance with Section 7.7), (b) that is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) in a timely manner and in accordance with its terms and (c) in respect of which any required financing has been determined in good faith by the GCIC Board (including a majority of the Independent Directors of GCIC) to be reasonably likely to be obtained, as evidenced by a written commitment of a reputable financing source.
f. Article X is amended such that the references to “GBDC Termination Fee” and “GCIC Termination Fee” in the Table of Definitions are deleted in their entirety.
2. Miscellaneous.
a. This Amendment shall only serve to amend and modify the Original Agreement to the extent specifically provided herein. All terms, conditions, provisions and references of and to the Original Agreement which are not specifically modified and/or amended herein shall remain in full force and effect and shall not be altered by any provisions herein contained. On and after the date of this Amendment, each reference in the Original Agreement to the “Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Original Agreement in any other agreements, documents or instruments executed and delivered pursuant to the Original Agreement, shall mean and be a reference to the Original Agreement, as amended by this Amendment; provided that references to “the date of this Agreement,” “the date hereof,” and other similar references in the Original Agreement shall continue to refer to the date of the Original Agreement and not to the date of this Amendment.
b. This Amendment shall be subject to the general provisions contained in Article XI of the Original Agreement, which are incorporated by reference herein, in each case, mutatis mutandis.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.
GOLUB CAPITAL INVESTMENT CORPORATION
By:	/s/ David B. Golub Name: David B. Golub Title: President and Chief Executive Officer
GOLUB CAPITAL BDC, INC.
By:	/s/ David B. Golub Name: David B. Golub Title: Chief Executive Officer
FIFTH AVE SUBSIDIARY INC.
By:	/s/ David B. Golub Name: David B. Golub Title: President and Chief Executive Officer
GC Advisors LLC
By:	/s/ David B. Golub Name: David B. Golub Title: President
GOLUB CAPITAL LLC
By:	/s/ David B. Golub Name: David B. Golub Title: President
[Signature Page to Amendment No. 2 to Agreement and Plan of Merger]

ANNEX C
~~Second~~THIRD AMENDED AND RESTATED INVESTMENT ADVISORY
AGREEMENT
BETWEEN GOLUB CAPITAL BDC, INC. AND GC ADVISORS LLC
~~Second~~Third Amended and Restated Investment Advisory Agreement made this ~~5th~~[  ] day of ~~August, 2014~~[        ], [    ] (this “Agreement”) and effective as of ~~June 30~~[           ], ~~2014~~[    ], by and between GOLUB CAPITAL BDC, INC., a Delaware corporation (the “Corporation”), and GC ADVISORS LLC, a Delaware limited liability company (the “Adviser”).
WHEREAS, the Corporation operates as a closed-end, non-diversified management investment company;
WHEREAS, the Corporation has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”);
WHEREAS, the Corporation has acquired interests in senior secured loans and other debt obligations that comprise a portion of the Corporation’s portfolio;
WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”);
WHEREAS, the Corporation and the Adviser are party to that certain investment advisory agreement dated April 14, 2010 by and between the Corporation and the Adviser, as amended and restated on July 16, 2010 and as further amended and restated on August 5, 2014 (the “Prior Agreement”);
WHEREAS, the Corporation and the Adviser desire to amend and restate the Prior Agreement to set forth the terms and conditions for the continued provision by the Adviser of investment advisory services to the Corporation.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:
1. Duties of the Adviser.
(a) The Corporation hereby employs the Adviser to act as the investment adviser to the Corporation and to manage the investment and reinvestment of the assets of the Corporation, subject to the supervision of the board of directors of the Corporation (the “Board of Directors”), for the period and upon the terms herein set forth, (i) in accordance with the investment objective, policies and restrictions that are set forth in the Registration Statement, as the same may be amended from time to time, (ii) in accordance with the Investment Company Act, the Investment Advisers Act and all other applicable federal and state law and (iii) in accordance with the Corporation’s certificate of incorporation and bylaws. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Corporation, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Corporation (including performing due diligence on prospective portfolio companies); (iii) execute, close, service and monitor the Corporation’s investments; (iv) determine the securities and other assets that the Corporation will purchase, retain or sell; and (v) provide the Corporation with such other investment advisory, research and related services as the Corporation may, from time to time, reasonably require for the investment of its funds. The Adviser shall have the power and authority on behalf of the Corporation to effectuate its investment decisions for the Corporation, including the execution and delivery of all documents relating to the Corporation’s investments and the placing of orders for other purchase or sale transactions on behalf of the Corporation. In the event that the Corporation determines to acquire debt financing or to refinance existing debt financing, the Adviser shall arrange for such financing on the Corporation’s behalf, subject to the oversight and approval of the Board of Directors. If it is necessary for the Adviser to make investments on behalf of the

Corporation through a subsidiary or special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such subsidiary or special purpose vehicle and to make such investments through such subsidiary or special purpose vehicle in accordance with the Investment Company Act.
(b) The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the amounts of compensation provided herein.
(c) Subject to the requirements of the Investment Company Act, the Adviser is hereby authorized, but not required, to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Corporation’s investment objective and policies, and work, along with the Adviser, in structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Corporation, subject in all cases to the oversight of the Adviser and the Corporation. The Adviser, and not the Corporation, shall be responsible for any compensation payable to any Sub-Adviser. Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act, the Investment Advisers Act and other applicable federal and state law.
(d) For all purposes herein provided, the Adviser shall be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.
(e) The Adviser shall keep and preserve, in the manner and for the period that would be applicable to investment companies registered under the Investment Company Act, any books and records relevant to the provision of its investment advisory services to the Corporation, shall specifically maintain all books and records with respect to the Corporation’s portfolio transactions and shall render to the Board of Directors such periodic and special reports as the Board of Directors may reasonably request. The Adviser agrees that all records that it maintains for the Corporation are the property of the Corporation and shall surrender promptly to the Corporation any such records upon the Corporation’s request, provided that the Adviser may retain a copy of such records.
2. Corporation’s Responsibilities and Expenses Payable by the Corporation.   All investment professionals of the Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Corporation. The Corporation shall bear all other costs and expenses of its operations and transactions, including, without limitation, those relating to: (a) organization of the Corporation; (b) calculations of the net asset value of the Corporation, including the cost and expenses of any independent valuation firm; (c) fees and expenses incurred by the Adviser and payable to third parties, including agents, consultants or other advisors, in connection with monitoring the financial and legal affairs of the Corporation and in monitoring the Corporation’s investments, performing due diligence on prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments; (d) interest payable on debt, if any, incurred by the Corporation to finance its investments and expenses related to unsuccessful portfolio acquisition efforts; (e) offerings of the common stock and other securities of the Corporation, including any public offering of the common stock of the Corporation; (f) investment advisory and management fees; (g) administration fees payable under the administration agreement dated April 10, 2010 (as amended, the “Administration Agreement”), between the Corporation and the Corporation’s administrator (the “Administrator”); (h) fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments, including costs associated with meeting potential financial sponsors; (i) fees incurred by the Corporation in connection with the services of transfer agents and dividend agents and custodial fees and expenses; (j) federal and state registration fees; (k) all costs of registration and listing the Corporation’s securities on any securities exchange; (l) federal, state and local taxes; (m) independent Directors’ fees and expenses; (n) costs of preparing and filing reports or other documents required by the Securities and Exchange Commission and other regulators; (o) costs of any reports, proxy statements or other notices to stockholders, including printing costs; (p) costs associated with individual or group stockholders; (q) the Corporation’s allocable portion of any fidelity bond, directors’ and officers’ errors and omissions liability insurance policies, and any other insurance premiums; (r) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; (s) proxy voting expenses; and (t) any and all other expenses incurred by the Corporation or the Administrator in connection with administering the Corporation’s business, including payments made under the Administration Agreement based upon the Corporation’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the Corporation’s chief compliance officer and chief financial officer and their respective staffs.
3. Compensation of the Adviser.   The Corporation agrees to pay, and the Adviser agrees to accept, as compensation for the investment advisory and management services provided by the Adviser hereunder, a fee consisting of two components: a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”), each as hereinafter set forth. The Corporation shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct. To the extent permitted by applicable law, the Adviser may elect, or adopt a deferred compensation plan pursuant to which it may elect to defer all or a portion of its fees hereunder for a specified period of time.
(a) The Base Management Fee shall be calculated at an annual rate equal to 1.375% of the average adjusted gross assets of the Corporation. As described below, average adjusted gross assets of the Corporation for any period shall exclude cash and cash equivalents and include assets purchased by the Corporation with borrowed funds. For services rendered under this Agreement, the Base Management Fee shall be payable quarterly in arrears. The Base Management Fee shall be calculated based on the average value of the gross assets of the Corporation at the end of the two most recently completed calendar quarters. Such amount shall be appropriately adjusted (based on the actual number of days elapsed relative to the total number of days in such calendar quarter) for any share issuances or repurchases during a calendar quarter. The Base Management Fee for any partial month or quarter shall be appropriately pro-rated (based on the number of days actually elapsed at the end of such partial month or quarter relative to the total number of days in such month or quarter). For purposes of this Agreement, cash equivalents shall mean U.S. government securities and commercial paper instruments maturing within 270 days of the date of purchase of such instrument by the Corporation. Notwithstanding anything herein to the contrary, to the extent that the Adviser or an affiliate of the Adviser provides investment advisory, collateral management or other similar services to a subsidiary of the Corporation, the Base Management Fee shall be reduced by an amount equal to the product of (a) the total fees paid to the Adviser by such subsidiary for such services and (b) the percentage of such subsidiary’s total equity that is owned, directly or indirectly, by the Corporation.
(b) The Incentive Fee shall be calculated and paid as set forth on Schedule A hereto, as such schedule may be amended from time to time.
(c) As set forth in Schedule A hereto, the Incentive Fee calculation shall include a limitation such that the Corporation can only pay an Incentive Fee for any quarter to the Adviser if, after giving effect to such payment, the cumulative Incentives Fees paid per share of common stock of the Corporation to the Adviser from the date on which the Corporation elected to be treated as a business development company through ~~and~~ the date of such payment would be less than or equal to 20% of the Cumulative Pre-Incentive Fee Net Income Per Share (as such term is defined in Schedule A hereto) of the Corporation.
4. Covenants of the Adviser.   The Adviser hereby covenants that it is registered as an investment adviser under the Investment Advisers Act. The Adviser hereby agrees that its activities shall at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.
5. Excess Brokerage Commissions.   The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Corporation to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting such transaction if the Adviser determines, in good faith and taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that the amount of such commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Corporation’s portfolio, and constitutes the best net result for the Corporation.
6. Proxy Voting.   The Adviser shall be responsible for voting any proxies solicited by an issuer of securities held by the Corporation in the best interest of the Corporation and in accordance with the Adviser’s proxy voting policies and procedures, as any such proxy voting policies and procedures may be amended from time to time. The Corporation has been provided with a copy of the Adviser’s proxy voting policies and procedures and has been informed as to how it can obtain further information from the Adviser regarding proxy voting activities undertaken on behalf of the Corporation. The Adviser shall be responsible for reporting the Corporation’s proxy voting activities, as required, through periodic filings on Form N-PX.
7. Limitations on the Employment of the Adviser.   The services of the Adviser to the Corporation are not, and shall not be, exclusive. The Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Corporation; provided that its services to the Corporation hereunder are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the portfolio companies of the Corporation, subject at all times to applicable law). So long as this Agreement or any extension, renewal or amendment hereof remains in effect, the Adviser shall be the only investment adviser for the Corporation, subject to the Adviser’s right to enter into sub-advisory agreements. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Corporation are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Corporation as stockholders or otherwise.
Subject to any restrictions prescribed by law, by the provisions of the Code of Ethics of the Corporation and the Adviser and by the Adviser’s Allocation Policy, the Adviser and its members, officers, employees and agents shall be free from time to time to acquire, possess, manage and dispose of securities or other investment assets for their own accounts, for the accounts of their family members, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, “Managed Accounts”), in transactions that may or may not correspond with transactions effected or positions held by the Corporation or to give advice and take action with respect to Managed Accounts that differs from advice given to, or action taken on behalf of, the Corporation; provided that the Adviser allocates investment opportunities to the Corporation, over a period of time on a fair and equitable basis compared to investment opportunities extended to other Managed Accounts. The Adviser is not, and shall not be, obligated to initiate the purchase or sale for the Corporation of any security that the Adviser and its members, officers, employees or agents may purchase or sell for its or their own accounts or for the account of any other client if, in the opinion of the Adviser, such transaction or investment appears unsuitable or undesirable for the Corporation. Moreover, it is understood that when the Adviser determines that it would be appropriate for the Corporation and one or more Managed Accounts to participate in the same investment opportunity, the Adviser shall seek to execute orders for the Corporation and for such Managed Account(s) on a basis that the Adviser considers to be fair and equitable over time. In such situations, the Adviser may (but is not required to) place orders for the Corporation and each Managed Account simultaneously or on an aggregated basis. If all such orders are not filled at the same price, the Adviser may cause the Corporation and each Managed Account to pay or receive the average of the prices at which the orders were filled for the Corporation and all relevant Managed Accounts on each applicable day. If all such orders cannot be fully executed under prevailing market conditions, the Adviser may allocate the investment opportunities among participating accounts in a manner that the Adviser considers equitable, taking into account, among other things, the size of each account, the size of the order placed for each account and any other factors that the Adviser deems relevant.
8. Responsibility of Dual Directors, Officers and/or Employees.   If any person who is a manager, partner, officer or employee of the Adviser or the Administrator is or becomes a director, officer and/or employee of the Corporation and acts as such in any business of the Corporation, then such manager, partner, officer and/or employee of the Adviser or the Administrator shall be deemed to be acting in such capacity solely for the Corporation and not as a manager, partner, officer and/or employee of the Adviser or the Administrator or under the control or direction of the Adviser or the Administrator, even if paid by the Adviser or the Administrator.
9. Limitation of Liability of the Adviser; Indemnification.   The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner and the Administrator) shall not be liable to the Corporation for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, and the Corporation shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner and the Administrator, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Corporation or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Corporation. Notwithstanding the preceding sentence of this Paragraph 9 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Corporation or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the Securities and Exchange Commission or its staff thereunder).
10. Effectiveness, Duration and Termination of Agreement.   This Agreement shall become effective as of ~~June 30, 2014~~[           ]. This Agreement shall continue for the term of the Prior Agreement, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (a) the vote of the Board of Directors or by the vote of a majority of the outstanding voting securities of the Corporation and (b) the vote of a majority of the Corporation’s Directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Corporation, or by the vote of the Corporation’s Directors or by the Adviser. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). The provisions of Section 9 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 3 through the date of termination or expiration and Section 9 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

11. Notices.   Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.
12. Amendments.   This Agreement may be amended by mutual consent, but the consent of the Corporation must be obtained in conformity with the requirements of the Investment Company Act.
13. Entire Agreement; Governing Law.   This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.
GOLUB CAPITAL BDC, INC.

By:

 Name: David B. Golub
 Title:   Chief Executive Officer
GC ADVISORS LLC

By:

 Name: David B. Golub
 Title:   ~~Chief Executive Officer~~ President

SCHEDULE A
CALCULATION AND PAYMENT OF INCENTIVE FEE
The Incentive Fee shall be calculated as provided below and payable (i) quarterly in arrears or (ii) in the event that the Investment Advisory Agreement is terminated, as of the termination date (each, a “Performance Period”). The Adviser shall not be required to reimburse the Corporation for any part of an Incentive Fee it receives that was based on accrued interest that the Corporation accrues but never actually receives.
Income and Capital Gains Incentive Fee Calculation
The income and capital gains incentive fee calculation (the “Income and Capital Gains Incentive Fee Calculation”) has two parts: (i) the income component and (ii) the capital gains component.
Income Component
The income component (the “Income Incentive Fee”) is calculated ~~quarterly~~ in arrears for each Performance Period based on the Pre-Incentive Fee Net Investment Income of the Corporation for the immediately preceding ~~calendar quarter~~Performance Period.
“Pre-Incentive Fee Net Investment Income” means, with respect to any Performance Period, interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Corporation receives from portfolio companies but excluding fees for providing managerial assistance) accrued during such period, minus operating expenses for such period (including the Base Management Fee, taxes, any expenses payable under the Agreement and the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the Incentive Fee, if any). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment in kind (“PIK”) interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Corporation has not yet received in cash. Pre-Incentive Fee Net Investment Income shall not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation or any amortization or accretion of any purchase premium or purchase discount to interest income resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger.
~~Pre-Incentive Fee Net Investment Income shall not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.~~ Once calculated, Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the net assets of the Corporation at the end of the immediately preceding calendar quarter, shall be compared to a fixed “hurdle rate” of 2.0% quarterly. For purposes of this calculation, net assets for any period shall be equal to total assets less indebtedness of the Corporation, before taking into account any Incentive Fees payable during such period. Pre-Incentive Fee Net Investment Income used to calculate the income component of the Incentive Fee shall also be included in the amount of the total assets of the Corporation used to calculate the ~~1.375%~~ Base Management Fee. For purposes of this calculation, total assets of the Corporation shall exclude cash and cash equivalents and shall include assets purchased with borrowed funds.
The income component of the Income and Capital Gains Incentive Fee Calculation with respect to the Pre-Incentive Fee Net Investment Income of the ~~corporation~~Corporation shall be calculated ~~quarterly~~for each Performance Period, in arrears, as follows:
•
zero in any ~~calendar quarter~~Performance Period in which the Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate;

•
100.0% of the Pre-Incentive Fee Net Investment Income of the Corporation with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.5% in any Performance Period; and

•
20.0% of the amount of the Pre-Incentive Fee Net Investment Income of the Corporation, if any, that exceeds 2.5% in any ~~calendar quarter~~Performance Period.

The portion of the Pre-Incentive Fee Net Investment Income, which exceeds the hurdle rate but is less than 2.5% is the “catch-up” provision. These calculations shall be appropriately adjusted for any share issuances or repurchases during the ~~quarter~~Performance Period (based on the actual number of days elapsed relative to the total number of days in such ~~calendar quarter~~Performance Period).
Capital Gains Component
The second part of the Income and Capital Gain Incentive Fee Calculation (the “Capital Gain Incentive Fee”) shall equal (a) 20.0% of the Capital Gain Incentive Fee Base of the Corporation (as defined below), if any, calculated in arrears as of the end of each calendar year (or upon termination of the ~~Investment Advisory~~ Agreement, as of the termination date), commencing with the year ending December 31, 2010, less (b) the aggregate amount of any previously paid Capital Gain Incentive Fees. For purposes of this calculation, the Capital Gain Incentive Fee Base shall equal (1) the sum of  (A) the realized capital gains of the Corporation, if any, on a cumulative positive basis from the date of the Corporation’s election to be treated as a business development company through the end of each calendar year (or upon termination of the Agreement as of the termination date), (B) all realized capital losses of the Corporation on a cumulative basis and (C) all unrealized capital depreciation of the Corporation on a cumulative basis, less (2) unamortized deferred financing costs of the Corporation as of the date of calculation, if and to the extent such costs exceed all unrealized capital appreciation on a cumulative basis.
The cumulative aggregate realized capital gains of the Corporation shall be calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Corporation’s portfolio when sold and (b) the accreted or amortized cost basis of such investment. The cumulative aggregate realized capital losses of the Corporation shall be calculated as the sum of the amounts by which (a) the net sales price of each investment in the Corporation’s portfolio when sold is less than (b) the accreted or amortized cost basis of such investment. The aggregate unrealized capital depreciation of the Corporation shall be calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Corporation’s portfolio as of the applicable Capital Gain Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.
The sum of the Income Incentive Fee and the Capital Gain Incentive Fee shall be the Incentive Fee.
Limitation on Incentive Fee
Each quarterly Incentive Fee payable on the Income and Capital Gain Incentive Fee Calculation shall be subject to a cap (the “Incentive Fee Cap”). The Incentive Fee Cap in any ~~quarter~~Performance Period shall be equal to the difference between (a) 20.0% of Cumulative Pre-Incentive Fee Net Income Per Share (as defined below) and (b) ~~cumulative~~Cumulative Incentive Fees ~~of any kind paid to the Adviser by the Corporation since~~ Paid Per Share (as defined below). To the extent the Incentive Fee Cap is zero or a negative value in any Performance Period, no Incentive Fee shall be payable in that Performance Period. “Cumulative Pre-Incentive Fee Net Income Per Share” shall be equal to the “Pre-Incentive Fee Net Income Per Share” (as defined below) for each Performance Period since April 13, 2010, the effective date of the Corporation’s election to be treated as a business development company. ~~To the extent the Incentive Fee Cap is zero or a negative value in any quarter, no incentive fee shall be payable in that quarter. “Cumulative~~“Pre-Incentive Fee Net Income Per Share” shall be equal to (a) the sum of  (~~a~~i) Pre-Incentive Fee Net Investment Income and (ii) Adjusted Capital Returns (as defined below) for ~~each period since the effective date of the Corporation’s election to be treated as a business development company and (b) cumulative aggregate realized~~the Performance Period divided by (b) the weighted average number of shares of common stock of the Corporation outstanding during such Performance Period. “Adjusted Capital Returns” for any Performance Period shall be the sum of the realized aggregate capital gains, ~~cumulative~~realized aggregate ~~realized~~ capital losses, ~~cumulative~~ aggregate unrealized capital depreciation and ~~cumulative~~ aggregate unrealized capital appreciation ~~since the date of effective the Corporation’s election to be treated as a business development company. “Pre-Incentive Fee Net Investment Income” means, with respect to any calendar quarter, interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Corporation receives from portfolio companies but excluding fees for providing managerial assistance) accrued during such calendar quarter, minus operating expenses for such calendar~~

~~quarter (including the Base Management Fee, taxes, any expenses payable under the Investment Advisory Agreement and the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the Incentive Fee, if any). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with payment in kind (“~~PIK~~”) interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Corporation has not yet received in cash.~~for such Performance Period; provided that the calculation of realized aggregate capital gains, realized aggregate capital losses, aggregate unrealized capital depreciation and aggregate unrealized capital appreciation shall not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation resulting solely from the purchase accounting for any premium or discount paid for the acquisition of assets in a merger. “Cumulative Incentive Fees Paid Per Share” is equal to the sum of Incentive Fees Paid Per Share for each Performance Period since April 13, 2010. “Incentive Fees Paid Per Share” for any Performance Period is equal to the Incentive Fees accrued and/or payable by the Corporation for such Performance Period divided by the weighted average number of shares of common stock of the Corporation outstanding during such Performance Period.
If, for any relevant ~~period~~Performance Period, the Incentive Fee Cap calculation results in the Corporation paying less than the amount of the Incentive Fee calculated above, then the difference between (a) the Incentive Fees accrued and/or payable by the Corporation for such Performance Period and (b) the Incentive Fee ~~and the Incentive Fee Cap will~~Cap multiplied by the weighted average number of shares of common stock of the Corporation outstanding during such Performance Period shall not be paid by the Corporation, and ~~will~~shall not be received by the Adviser, as an Incentive Fee, either at the end of such relevant ~~period~~Performance Period or at the end of any future ~~period~~Performance Period.

ANNEX D
UBS Securities LLC 1285 Avenue of the Americas, New York, NY 10019 www.ubs.com
November 27, 2018

Independent Members of the Board of Directors (the “Independent Directors”)
Board of Directors (the “Board”)
Golub Capital Investment Corporation
666 5th Ave.
New York, NY 10103
Dear Independent Directors and the Board:
We understand that Golub Capital Investment Corporation, a Maryland corporation (“GCIC” or the “Company”), is considering a transaction whereby Golub Capital BDC, Inc., a Delaware corporation (“GBDC”), will effect a merger involving the Company. Pursuant to the terms of an Agreement and Plan of Merger, dated November 27, 2018 (the “Agreement”), by and among GBDC, the Company, Fifth Avenue Subsidiary Inc., a Maryland corporation and wholly owned direct subsidiary of GBDC (“Merger Sub”), GC Advisors LLC, a Delaware limited liability company (“GC Advisors”) and Golub Capital LLC (solely for purposes of Section 1.9 of the Agreement), (A) Merger Sub will merge with and into the Company (“the Merger”), with the Company as the surviving company (the “Surviving Company”) and (B) immediately after the Merger and the Terminations (as defined in the Agreement), the Surviving Company will merge with and into GBDC (together with the Merger, the “Transaction”). Pursuant to the terms of the Agreement all of the issued and outstanding shares of the common stock, par value of  $0.001 per share, of the Company (“Company Common Stock”), other than the Cancelled Shares (as defined in the Agreement), will be converted into the right to receive, for each outstanding share of Company Common Stock, a number of shares of the common stock, par value $0.001 per share, of GBDC (“GBDC Common Stock”) equal to 0.865 (the “Exchange Ratio”), subject to adjustment pursuant to the terms of the Agreement. The terms and conditions of the Transaction are more fully set forth in the Agreement.
You have requested our opinion as to the fairness, from a financial point of view, to the holders of Company Common Stock (other than the Cancelled Shares) of the Exchange Ratio provided for in the Merger.
UBS Securities LLC (“UBS”) has acted as financial advisor to the Independent Directors in connection with the Merger and will receive a fee for its services, a significant portion of which is contingent upon consummation of the Merger. In the past, UBS provided services unrelated to the Merger to GBDC for which UBS and its affiliates received compensation, including acting as sole underwriter in connection with an offering of shares of GBDC Common Stock to the public in June 2017. In addition, in the ordinary course of business, UBS, its affiliates and its and their respective employees may hold or trade, for their own accounts and the accounts of their customers loans, debt and/or equity securities of GBDC, and, accordingly, may at any time hold a long or short position in such securities. The issuance of this opinion was approved by an authorized committee of UBS.
UBS Investment Bank is a business division of UBS AG.
UBS Securities LLC is a subsidiary of UBS AG.

Independent Directors and the Board
Golub Capital Investment Corporation
November 27, 2018

Our opinion does not address the relative merits of the Merger or any related transaction as compared to other business strategies or transactions that might be available with respect to the Company or the Company’s underlying business decision to effect the Merger or any related transaction. Our opinion does not constitute a recommendation to any shareholder as to how such shareholder should vote or act with respect to the Merger or any related transaction. At your direction, we have not been asked to, nor do we, offer any opinion as to the terms, other than the Exchange Ratio to the extent expressly specified herein, of the Agreement or any related documents or the form of the Merger or any related transaction. In addition, we express no opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Transaction, or any class of such persons, including GC Advisors, relative to the Exchange Ratio. We express no opinion as to what the value of GBDC Common Stock will be when issued pursuant to the Merger or the price at which GBDC Common Stock will trade at any time. Nor do we express any opinion as to the net asset value per share of the Company Common Stock. In rendering this opinion, we have assumed, with your consent, that (i) the parties to the Agreement will comply with all material terms of the Agreement and (ii) the Merger will be consummated in accordance with the terms of the Agreement without any adverse waiver or amendment of any material term or condition thereof. We also have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Merger will be obtained without any material adverse effect on the Company, GBDC or the Transaction. We have not been authorized to solicit and have not solicited indications of interest in a transaction with the Company from any party.
In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and financial information relating to the Company and GBDC; (ii) reviewed certain internal financial information and other data relating to the business and financial prospects of the Company that were not publicly available, including financial forecasts and estimates prepared by GC Advisors on behalf of the Company that you have directed us to utilize for purposes of our analysis; (iii) reviewed certain internal financial information and other data relating to the business and financial prospects of GBDC that were not publicly available, including financial forecasts and estimates prepared by GC Advisors on behalf of GBDC and the Company that you have directed us to utilize for purposes of our analysis; (iv) reviewed certain estimates of synergies prepared by GC Advisors on behalf of GBDC that were not publicly available that you have directed us to utilize for purposes of our analysis; (v) conducted discussions with GC Advisors concerning the business and financial prospects of each of the Company and GBDC; (vi) performed a net asset value per share and earnings per share accretion/dilution analysis using financial forecasts and estimates prepared by GC Advisors on behalf of the Company; (vii) reviewed publicly available financial and stock market data with respect to certain other companies we believe to be generally relevant; (viii) compared the financial terms of the Merger with the publicly available financial terms of certain other transactions we believe to be generally relevant; (ix) reviewed current and historical market prices of GBDC Common Stock; (x) considered certain pro forma effects of the Merger on GBDC’s financial statements; (xi) reviewed the Agreement; and (xii) conducted such other financial studies, analyses and investigations, and considered such other information, as we deemed necessary or appropriate.
UBS Investment Bank is a business division of UBS AG.
UBS Securities LLC is a subsidiary of UBS AG.

Independent Directors and the Board
Golub Capital Investment Corporation
November 27, 2018

In connection with our review, with your consent, we have assumed and relied upon, without independent verification, the accuracy and completeness in all material respects of the information provided to or reviewed by us for the purpose of this opinion. In addition, with your consent, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company or GBDC, nor have we been furnished with any such evaluation or appraisal. In addition, with your consent, we have assumed that any Tax Dividends (as defined in the Agreement) that are included in Closing GCIC Net Asset Value (as defined in the Agreement) will be paid to GCIC shareholders of record prior to the Effective Time or in connection with the Merger. We have also assumed, at your direction, that GBDC will pay a special dividend to GBDC shareholders of record prior to the Effective Time (as defined in the Agreement) of not more than $.12 per share of GBDC Common Stock. With respect to the financial forecasts, estimates, synergies and pro forma effects referred to above, we have assumed, at your direction, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of GC Advisors on behalf of the Company and GBDC as to the future financial performance of the Company and GBDC and such synergies and pro forma effects. In addition, we have assumed with your approval that the financial forecasts and estimates, including synergies, referred to above will be achieved at the times and in the amounts projected. We also have assumed, with your consent, that the Transaction will qualify for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information available to us as of, the date hereof.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio provided for in the Merger is fair, from a financial point of view, to the holders of Company Common Stock (other than the Cancelled Shares).
This opinion is provided for the benefit of the Independent Directors and the Board (each, in their capacity as such) in connection with, and for the purpose of, their evaluation of the Exchange Ratio provided for in the Merger.
Very truly yours,

/s/ UBS Securities LLC

UBS SECURITIES LLC
UBS Investment Bank is a business division of UBS AG.
UBS Securities LLC is a subsidiary of UBS AG.

ANNEX E
November 27, 2018
The Independent Directors of the Board of Directors
The Board of Directors
Golub Capital BDC, Inc.
666 5th Avenue
New York, NY 10103
The Independent Directors of the Board of Directors, acting collectively (the “Independent Directors”), and the Board of Directors (the “Board”) of Golub Capital BDC, Inc.:
You have requested the opinion of Keefe, Bruyette & Woods, Inc. (“KBW” or “we”) as investment bankers as to the fairness, from a financial point of view, to Golub Capital BDC, Inc. (“GBDC”) of the Exchange Ratio (as defined below) in the proposed merger (the “Merger”) of Fifth Ave Subsidiary Inc., a wholly-owned subsidiary of GBDC (“Merger Sub”), with and into Golub Capital Investment Corporation (“GCIC”), with GCIC as the surviving company (such transaction, the “Merger” and, taken together with the subsequent merger of GCIC with and into GBDC (with GBDC as the surviving company), the “Transaction”), pursuant to the Agreement and Plan of Merger (the “Agreement”) to be entered into by and among GBDC, Merger Sub, GCIC, GC Advisors LLC, the external manager of both GBDC and GCIC (“GC Advisors”) and, for certain limited purposes, Golub Capital LLC. Pursuant to the Agreement and subject to the terms, conditions and limitations set forth therein, at the Effective Time (as defined in the Agreement), by virtue of the Merger and without any action on the part of GCIC, GBDC, Merger Sub or any security holder, each share of common stock, par value $0.001 per share, of GCIC (“GCIC Common Stock”) (except for Cancelled Shares (as defined in the Agreement)) issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive 0.865 of a share of common stock, par value $0.001 per share, of GBDC (“GBDC Common Stock”). The ratio of 0.865 of a share of GBDC Common Stock for one share of GCIC Common Stock is referred to herein as the “Exchange Ratio.” The terms and conditions of the Transaction are more fully set forth in the Agreement.
In addition, representatives of GBDC have advised us that (a) immediately prior to the Transaction, GCIC is expected to consummate an offering of GCIC Common Stock (the “GCIC Equity Offering”), (b) in connection with and contingent upon the Transaction, the investment advisory agreement by and between GBDC and GC Advisors will be amended (the “Investment Advisory Agreement Amendment”) and (c) in December 2018, a special distribution will be paid in the amount of  $0.12 per share of GBDC Common Stock (the “GBDC Special Dividend”). At the direction of GBDC, we have given effect to the occurrence of the GCIC Equity Offering, the Investment Advisory Agreement Amendment and the GBDC Special Dividend for purposes of our analyses.

The Independent Directors of the Board of Directors
The Board of Directors
Golub Capital BDC, Inc.
November 27, 2018

KBW has acted as financial advisor to the Independent Directors and not as an advisor to or agent of any other person. As part of our investment banking business, we are regularly engaged in the valuation of business development company (“BDC”) securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. In the ordinary course of KBW and its affiliates’ broker-dealer businesses, KBW and its affiliates may from time to time purchase securities from, and sell securities to, GBDC, GCIC and GC Advisors. In addition, as a market maker in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of GBDC for its and their own respective accounts and for the accounts of its and their respective customers and clients. We have acted exclusively for the Independent Directors in rendering this opinion and will receive a fee from GBDC for our services. A portion of our fee is payable upon the rendering of this opinion, and a significant portion is contingent upon the successful completion of the Transaction. In addition, GBDC has agreed to indemnify us for certain liabilities arising out of our engagement.
Other than in connection with this present engagement, in the past two years KBW has not provided investment banking and financial advisory services to GBDC. In the past two years, KBW has not provided investment banking and financial advisory services to GCIC, GC Advisors or Golub Capital LLC. We may in the future provide investment banking and financial advisory services to GBDC, GCIC, GC Advisors or Golub Capital LLC and receive compensation for such services.
In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of GBDC and GCIC and bearing upon the Transaction, including among other things, the following: (i) a draft of the Agreement dated November 27, 2018 (the most recent draft made available to us); (ii) the audited financial statements and the Annual Reports on Form 10-K for the three fiscal years ended September 30, 2018 of GBDC; (iii) the audited financial statements and the Annual Reports on Form 10-K for the three fiscal years ended September 30, 2018 of GCIC; (iv) certain other interim reports and other communications of GBDC and GCIC to their respective shareholders; and (v) other financial information concerning the respective businesses and operations of GBDC and GCIC furnished to us by GBDC and GCIC or which we were otherwise directed to use for purposes of our analysis. Our consideration of financial information and other factors that we deemed appropriate under the circumstances or relevant to our analyses included, among others, the following: (i) the historical and current financial position and results of operations of GBDC and GCIC; (ii) the assets and liabilities of GBDC and GCIC; (iii) the nature and terms of certain other merger transactions and business combinations in the BDC industry; (iv) a comparison of certain financial and stock market information of GBDC and certain financial information of GCIC with similar information for certain other companies, the securities of which are publicly traded; (v) financial and operating forecasts and projections of GCIC that were prepared by GC Advisors management (which acts as management of both GBDC and GCIC), provided to and discussed with us by such management, and used and relied upon by us based on such discussions, at the direction of GBDC and with the consent of the Independent Directors; (vi) publicly available consensus “street estimates” of GBDC for fiscal years 2018 through 2020, as well as long-term dividend and book value assumptions for GBDC provided to us by GC Advisors management, all of which information was discussed with us by such management and used and relied upon by us based on such discussions, at the direction of GBDC and with the consent of the Independent Directors; and (vii) estimates regarding certain pro forma financial effects of the Transaction on GBDC (including without limitation the cost savings and related expenses expected to result or be derived from the Transaction) that were prepared by GC Advisors management, provided to and discussed with us by such management, and used and relied upon by us based on such discussions, at the direction of GBDC and with the consent of the Independent Directors. We have also performed such other studies and analyses as we considered appropriate and have taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the BDC industry generally. We have also participated in discussions with GC Advisors management regarding the past and current business operations, financial condition and future prospects of their respective companies and such other matters as we have deemed relevant to our inquiry.

The Independent Directors of the Board of Directors
The Board of Directors
Golub Capital BDC, Inc.
November 27, 2018

In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information provided to us or that was publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility or liability for such verification, accuracy or completeness. We have relied upon GC Advisors management, with the consent of GBDC and the Independent Directors, as to the reasonableness and achievability of the financial and operating forecasts and projections of GCIC, the publicly available consensus “street estimates” of GBDC, the long-term dividend and book value assumptions for GBDC, and the estimates regarding certain pro forma financial effects of the Transaction on GBDC (including, without limitation, the cost savings and related expenses expected to result or be derived from the Transaction), all as referred to above (and the assumptions and bases for all such information), and we have assumed that all such information was reasonably prepared and represents, or in the case of the publicly available consensus “street estimates” referred to above that such estimates are consistent with, the best currently available estimates and judgments of GC Advisors management and that the forecasts, projections and estimates reflected in such information will be realized in the amounts and in the time periods currently estimated.
It is understood that the portion of the foregoing financial information of GBDC and GCIC that was provided to us was not prepared with the expectation of public disclosure and that all of the foregoing financial information, including the publicly available consensus “street estimates” of GBDC referred to above, is based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions) and, accordingly, actual results could vary significantly from those set forth in all of such information. We have assumed, based on discussions with GC Advisors management and with the consent of the GBDC and the Independent Directors, that all such information provides a reasonable basis upon which we can form our opinion, and we express no view as to any such information or the assumptions or bases therefor. We have relied on all such information without independent verification or analysis and do not in any respect assume any responsibility or liability for the accuracy or completeness thereof.

The Independent Directors of the Board of Directors
The Board of Directors
Golub Capital BDC, Inc.
November 27, 2018

We also have assumed that there have been no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either GBDC or GCIC since the date of the last financial statements of each such entity that were made available to us and that we were directed to use. In rendering our opinion, we have not made or obtained any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of GBDC or GCIC, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor have we examined any individual loan or credit files, nor did we evaluate the solvency, financial capability or fair value of GBDC or GCIC under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, we assume no responsibility or liability for their accuracy.
We have assumed, in all respects material to our analyses, the following: (i) that the Transaction will be completed substantially in accordance with the terms set forth in the Agreement (the final terms of which we have assumed will not differ in any respect material to our analyses from the draft version reviewed) with no adjustments to the Exchange Ratio and with no other consideration or payments in respect of the GCIC Common Stock; (ii) that any related transactions (including the GCIC Equity Offering, the Investment Advisory Agreement Amendment and the GBDC Special Dividend) will be completed substantially in accordance with the terms set forth in the Agreement or as otherwise described to us by representatives of GBDC; (iii) that the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iv) that each party to the Agreement or any of the related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (v) that there are no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Transaction or any related transaction and that all conditions to the completion of the Transaction and any related transaction will be satisfied without any waivers or modifications to the Agreement or any of the related documents; and (vi) that in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Transaction and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of GBDC, GCIC or the pro forma entity or the contemplated benefits of the Transaction, including without limitation the cost savings and related expenses expected to result or be derived from the Transaction. We have assumed that the Transaction will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We have further been advised by representatives of GBDC that GBDC has relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to GBDC, Merger Sub, GCIC, the Transaction and any related transaction (including the GCIC Equity Offering, the Investment Advisory Agreement Amendment and the GBDC Special Dividend), and the Agreement. KBW has not provided advice with respect to any such matters.

The Independent Directors of the Board of Directors
The Board of Directors
Golub Capital BDC, Inc.
November 27, 2018

At the direction of the Independent Directors, this opinion addresses only the fairness, from a financial point of view, as of the date hereof, of the Exchange Ratio in the Merger to GBDC. We express no view or opinion as to any other terms or aspects of the Transaction or any term or aspect of any related transaction (including the GCIC Equity Offering, the Investment Advisory Agreement Amendment or the GBDC Special Dividend), including, without limitation, the form or structure of the Transaction or any such related transaction, any consequences of the Transaction to GBDC, its shareholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, retention, consulting, voting, support, cooperation, shareholder or other agreements, arrangements or understandings contemplated or entered into in connection with the Transaction, any such related transaction, or otherwise. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. It is understood that subsequent developments may affect the conclusion reached in this opinion and that KBW does not have an obligation to update, revise or reaffirm this opinion. Our opinion does not address, and we express no view or opinion with respect to, (i) the underlying business decision of GBDC to engage in the Transaction or enter into the Agreement, (ii) the relative merits of the Transaction as compared to any strategic alternatives that are, have been or may be available to or contemplated by GBDC, the Board or the Independent Directors, (iii) any business, operational or other plans with respect to GCIC or the pro forma entity that may be currently contemplated by GBDC, the Board or the Independent Directors or that may be implemented by GBDC, the Board or the Independent Directors subsequent to the closing of the Transaction, (iv) the fairness of the amount or nature of any compensation to any of GBDC’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of GBDC Common Stock or relative to the Exchange Ratio, (v) the effect of the Transaction or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of GBDC, Merger Sub, GCIC or any other party to any transaction contemplated by the Agreement, (vi) the actual value of GBDC Common Stock to be issued in connection with the Merger, (vii) the prices, trading range or volume at which GBDC Common Stock will trade following the public announcement of the Transaction or the prices, trading range or volume at which GBDC Common Stock will trade following the consummation of the Transaction, (viii) any advice or opinions provided by any other advisor to any of the parties to the Transaction or any other transaction contemplated by the Agreement, or (ix) any legal, regulatory, accounting, tax or similar matters relating to GBDC, Merger Sub, GCIC, any of their respective shareholders, or relating to or arising out of or as a consequence of the Transaction or any related transaction, including whether or not the Transaction will qualify as a tax-free reorganization for United States federal income tax purposes.
This opinion is for the information of, and is directed to, the Independent Directors (in their collective capacity as such) and, as requested by the Independent Directors, the Board (in its capacity as such) in connection with their respective consideration of the financial terms of the Transaction. This opinion does not constitute a recommendation to the Independent Directors or the Board as to how it should vote on the Transaction or to any holder of GBDC Common Stock or any shareholder of any other entity as to how to vote in connection with the Transaction or any other matter, nor does it constitute a recommendation as to whether or not any such shareholder should enter into a voting, shareholders’, affiliates’ or other agreement with respect to the Transaction or exercise any dissenters’ or appraisal rights that may be available to such shareholder.

The Independent Directors of the Board of Directors
The Board of Directors
Golub Capital BDC, Inc.
November 27, 2018

This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio in the Merger is fair, from a financial point of view, to GBDC.
Very truly yours,

/s/ Keefe, Bruyette & Woods, Inc.

Keefe, Bruyette & Woods, Inc.

GOLUB CAPITALPROXY CARDSIGN,DATE AND VOTE ON THE REVERSE SIDE ..YOUR VOTE IS IMPORTANT NO MATIER HOW MANY SHARES YOU OWN. THE MATIERS WE ARE SUBMITIING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY AND TO YOU AS A COMPANY STOCKHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTEPROXY VOTING OPTIONS1. MAIL your signed and voted proxy in the postage paid envelope provided2. ONLINE at proxyonline.com using your control nvmber found below3.PHONE dial toll-free (888) 227·9349 to reach an automated touchtone voting line4. LIVE with a live operator when you call toll-free (866) 416·0565 Monday through Friday 9 a.m. to 10 p.m.Eastern timeNUMBER Q 12345678910GOLUB CAPITAL INVESTMENT CORPORATIONPROXY IN CONNECTION WITH THE 2019 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 4, 2019The undersigned hereby appoints Joshua M. Levinson and Ross A. Teune, or any one of them, and each with full power of substitution,to act as attorneys and proxies for the undersigned to vote all the shares of common stock of Golub Capital Investment Corporation (the "Company") which the undersigned is entitled to vote a2019 Special Meeting of Stockholders of the Company ("Special Meetni g") to be held at the offices of Golub CapitalLLC,666 Fifth Avenue, New York, NY 10103,on September 4,2019 at 8:00 a.m.,Eastern Time,and at all adjournments thereof,as indicated on this proxy.THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS,AND THE PROPOSAL (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE COMPANY'S BOARD OF DIRECTORS AND RECOMMENDED FOR APPROVAL BY THE STOCKHOLDERS.Do you have questions?If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 416·0S65. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.I MPORTANT NOTICE REGARDING THE AVAILABLI ITY OF PROXY MATERIALS FOR THE SPECI AL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 4,2019. The Proxy materials are available at:www.proxyonline.com/docs/golubcapitalinvestmentcorp2019.pdf[PROXY 10 NUMBER HERE) [BAR CODE HERE) [CUSIP HERE)

GOLUB CAPITAL INVESTMENT CORPORATION PROXY CARDYOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.Please sign this proxy card exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate thecapacity in which they sign, and where more than one nameappears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.SIGNATURE (AND TITLE IF APPLICABLE) DATESIGNATURE (IF HELD JOINTLY] DATEIF THIS PROXY IS PROPERLY EXECUTED,THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED BELOW, AND WILL BE VOTED ON ANY OTHER MAITERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT($) OR POSTPONEMENT($) THEREOF.IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED "FOR" SUCH PROPOSALTO VOTE,MARK ONE CIRCLEIN BLUE OR BLACK INK. Example: eFOR AGAINST ABSTAINProposal:To approve the merger of Golub Capital Investment Corporation ("GCIC") with and into Fifth Ave Subsidiary Inc. ("Merger Sub"),a wholly-owned subsidiary of Golub Capital BDC, Inc. ("GBDC"),with GCIC as the surviving company, pursuant to the(1). Agreement and Plan of Merger, dated as of November 27, 2018,by and among GBDC,Merger Sub, GCIC,GC Advisors LLC,and,for certainlimited purposes, Golub Capital llC.This initial merger will be followed immediately by the merger of GCIC wi th andinto GBDC,withGBDC surviving the subsequent merger.0 0 0Please refer to the Proxy Statement for a discussion of the proposal.You can vote on the Internet,by telephone or by mail. Please see the reverse side for instructions.PLEASE VOTE AllYOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE COMPANY. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.THANK YOU FOR VOTING)PROXY 10 NUMBER HERE) [BAR CODE HERE) [CUSIP HERE)